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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number                  811-07452
                                   ---------------------------------------------


                          AIM Variable Insurance Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


               11 Greenway Plaza, Suite 100   Houston, Texas 77046
--------------------------------------------------------------------------------
              (Address of principal executive offices)   (Zip code)


   Philip A. Taylor     11 Greenway Plaza, Suite 100    Houston, Texas 77046
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:      (713) 626-1919
                                                    ----------------------------

Date of fiscal year end:   12/31
                         ---------

Date of reporting period:   12/31/06
                          ------------

Item 1.  Schedule of Investments.


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
                                                                                          AIM V.I. BASIC BALANCED FUND

      DOMESTIC EQUITY                                Large-Cap Value Annual Report to Shareholders December 31, 2006
The Fund provides a complete list of its
holdings four times in each fiscal year,
at the quarter-ends. For the second and
fourth quarters, the lists appear in the
Fund's semiannual and annual reports to
shareholders. For the first and third
quarters, the Fund files the lists with
the Securities and Exchange Commission
(SEC) on Form N-Q. The Fund's Form N-Q
filings are available on the SEC Web
site, sec.gov. Copies of the Fund's Forms
N-Q may be reviewed and copied at the SEC
Public Reference Room in Washington,
D.C.You can obtain information on the
operation of the Public Reference Room,
including information about duplicating
fee charges, by calling 202-942-8090 or
800-732-0330, or by electronic request at                         [COVER GLOBE IMAGE]
the following E-mail address:
publicinfo@sec.gov. The SEC file numbers
for the Fund are 811-07452 and 033-57340.
The Fund's most recent portfolio
holdings, as filed on Form N-Q, have also
been made available to insurance
companies issuing variable annuity
contracts and variable life insurance
policies ("variable products") that
invest in the Fund.

A description of the policies and
procedures that the Fund uses to
determine how to vote proxies relating to
portfolio securities is available without
charge, upon request, from our Client
Services department at 800-410-4246 or on            AIM V.I. BASIC BALANCED FUND seeks long-term growth
the AIM Web site, AIMinvestments.com. On                                   of capital and current income.
the home page, scroll down and click on
AIM Funds Proxy Policy. The information
is also available on the SEC Web site,
sec.gov.

Information regarding how the Fund voted
proxies related to its portfolio
securities during the 12 months ended
June 30, 2006, is available at our Web
site. Go to AIMinvestments.com, access
the About Us tab, click on Required
Notices and then click on Proxy Voting      Unless otherwise stated, information presented in this report
Activity. Next, select the Fund from the    is as of December 31, 2006, and is based on total net assets.
drop-down menu. The information is also
available on the SEC Web site, sec.gov.

                                            ===========================================================
                                            THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY
                                            EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS,
                                            WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES
       [AIM INVESTMENTS LOGO]               CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY
      - Registered Trademark -              BEFORE INVESTING.
                                            ===========================================================

                                                   NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE
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
Management's discussion of Fund performance                                              AIM V.I. BASIC BALANCED FUND

                                                                                         Process. First, the investment strategy
=====================================================================================    is intended to preserve your capital
PERFORMANCE SUMMARY                                                                      while growing it at above-market rates
                                                                                         over the long term. Second, our investments
For the year ended December 31, 2006, Series I and Series II shares of AIM V.I. Basic    have little in common with popular
Balanced Fund, excluding variable product issuer charges, underperformed the Fund's      benchmark indexes and most of our peers.
broad market, style-specific and peer group indexes.                                     And third, the Fund's short-term relative
                                                                                         performance will naturally be different
     We attribute the Fund's underperformance versus its broad market and                than the market and peers and have little
style-specific indexes to below-market returns from selected investments in the          information value since we don't own
information technology health care and industrials sectors. Top contributors to          many of the same stocks.
performance were selected investments in the financials and consumer discretionary sectors.
                                                                                           Our fixed income portfolio investment
     Your Fund's long-term performance information appears on pages 4-5.                 process is accomplished through the use of
                                                                                         top-down strategies involving duration
FUND VS. INDEXES                                                                         management, yield-curve position and
                                                                                         sector allocation. (Duration is the
Total returns, 12/31/05-12/31/06, excluding variable product issuer charges. If          measure of a debt security's sensitivity
variable product issuer charges were included, returns would be lower.                   to interest rate changes, expressed in
                                                                                         terms of years. Longer durations usually
Series I Shares                                                                10.55%    are more sensitive to interest rate
Series II Shares                                                               10.26     movements. The yield curve traces the
S&P 500 --Registered Trademark-- Index (Broad Market Index)                    15.78     yields on debt securities of the same
60% Russell 1000 --Registered Trademark-- Value Index /                                  quality but different maturities from the
   40% Lehman Brothers U.S. Aggregate Bond Index (Style-Specific Index)        14.81     shortest to longest available.) In
Lipper Mixed-Asset Target Allocation Moderate Funds Index (Peer Group Index)(1)12.02     addition, we use bottom-up strategies
Lipper Balanced Funds Index (Former Peer Group Index)                          11.60     involving credit analysis and selection of
                                                                                         specific securities. By combining
SOURCE: A I M MANAGEMENT GROUP INC., LIPPER INC.                                         perspectives from both the portfolio and
                                                                                         the security level, we seek to
(1) During the year, Lipper reclassified AIM V.I. Basic Balanced Fund from the           consistently add value over time while
    Lipper Balanced Funds category to the Lipper Mixed-Asset Target Allocation           minimizing portfolio risk.
    Moderate Funds category.
====================================================================================     MARKET CONDITIONS AND YOUR FUND

HOW WE INVEST                                                                            Equity and fixed income markets posted
                                                                                         healthy gains during the year as favorable
We seek to create wealth by maintaining a   - Companies have a measurable estimated      economic data and solid corporate profits
long-term investment horizon and investing  intrinsic value. Importantly, this           overshadowed housing market concerns and
in companies that are selling at a          estimated fair value is independent of       investor uncertainty regarding interest
significant discount to their estimated     the company's stock price.                   rates and oil prices.
intrinsic value--a value that is based on   - Market prices are more volatile than
the estimated future cash flows generated   rusiness values, partly because investors     The Fund's largest contributors during the
by the business. The Fund's philosophy is   regularly overreact to negative news.        year included financial services holdings
based on two elements that we believe have    Since our application of this strategy
extensive empirical evidence:               is highly disciplined and relatively         MORGAN STANLEY, JP MORGAN AND MERRILL
                                            unique, it is important to understand        LYNCH. All benefited from a robust capital
                                            the benefits and limitations of our
====================================================================================     ==========================================

PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                        TOP 10 EQUITY HOLDINGS*

By security type                            1. U.S. Mortgage-Backed Securities  10.7%    1. UnitedHealth Group Inc.             2.8%
Domestic Common Stocks &                    2. Other Diversified Financial               2. Tyco International Ltd.             2.6
Other Equity Interests               65.2%      Services                         8.7     3. JPMorgan Chase & Co.                2.5
Bonds & Notes                               3. Pharmaceuticals                   5.0     4. Cardinal Health, Inc.               2.4
U.S. Mortgage-Backed Securities      25.4   4. Industrial Conglomerates          4.3     5. Fannie Mae                          2.3
Five Other Security Types, Each With 10.7   5. Advertising                       3.9     6. Citigroup Inc.                      2.1
Less Than 2% of Total Net Assets                                                         7. Cemex S.A. de C.V.-ADR (Mexico)     2.0
Money Market Funds                    2.8                                                8. Omnicom Group Inc.                  2.0
Plus Other Assets Less Liabilities          Total Net Assets          $90.09 million     9. Target Corp.                        1.9
                                     -4.1                                               10. First Data Corp.                    1.9
                                            Total Number of Holdings*           265

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
===================================================================================================================================
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                                        2
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
                                                                                        AIM V.I. BASIC BALANCED FUND

markets environment and rotation to         CONTEXT FOR RESULTS                                   Bret W. Stanley
large-cap financials as investors                                                       [STANLEY  Chartered Financial Analyst,
anticipated an end to U.S. Federal Reserve  As managers, we know a long-term             PHOTO]   senior portfolio manager, is
Board interest rate increases. More         investment horizon and attractive                     lead manager of AIM V.I. Basic
important, Morgan Stanley and JP Morgan,    potential upside to our estimate of                   Balanced Fund. Mr. Stanley
under the leadership of new CEOs, showed    portfolio intrinsic value are critical to             earned a B.B.A. in finance from
signs of improved operating and financial   creating wealth. But we understand          The University of Texas at Austin and an
performance.                                maintaining a long-term investment horizon  M.S. in finance from the University of
                                            is a challenge. So when shareholders        Houston.
  A modest number of Fund holdings posted   consider our short-term results, we
price declines during the year. Among the   encourage them to review our long-term
Fund's largest detractors from performance  results on pages 4-5. We are long-term                R. Canon Coleman II
were CA, WellPoint and Cendant. Before the  investors who provide a portfolio that in    [COLEMAN Chartered Financial
close of the year, we sold our holdings in  our opinion is distinct from market           PHOTO]  Analyst, portfolio manager,
WellPoint. At the close of 2006, Cendant    indexes and most of our peers.                        is manager of AIM V.I.
split into three separate operating                                                      Basic Balanced Fund. Mr. Coleman earned a
companies: Realogy (real estate), Wyndam      Recent studies have shown short-term       B.S. and an M.S. in accounting from the
Worldwide (hospitality) and Avis Budget     results have little information value and    University of Florida. He also earned an
Group (car rental). Following the split,    the frequent trading of stocks or mutual     M.B.A. from the Wharton School at the
the Fund sold its positions in Wyndam and   funds is a costly exercise--reducing         University of Pennsylvania.
Avis Budget while retaining Realogy.        actual returns by several percentage
                                            points per year as shareholders                       Jan H. Friedli
  Enterprise software firm CA's stock price unknowingly exchange tomorrow's winner for   [FRIEDLI Senior portfolio manager,
declined as a result of investor concerns   tomorrow's loser. In addition, a recent       PHOTO]  is manager of AIM V.I.
regarding senior management turnover,       Yale University study reveals half of all             Basic Balanced Fund. Mr.
weaker-than-expected quarterly earnings     mutual funds charge an active management     Friedli graduated cum laude from Villanova
and a stock options issues. Despite these   fee for essentially a closet-index           University with a B.S. in computer science
short-term headwinds, our estimate of CA's  portfolio. While this may create smooth      before earning an M.B.A. with honors from
fundamental intrinsic value remained        and innocuous short-term relative            the University of Chicago.
unchanged.                                  performance, it typically leads to
                                            long-term underperformance.                             Brendan Gau
  The fixed income portion of the Fund                                                    [GAU      Chartered Financial Analyst,
maintained its defensive to neutral stance    Considering these factors, your Fund is      PHOTO]   portfolio manager, is manager
toward duration, which helped performance   doing something different and old                       of AIM V.I. Basic Balanced Fund.
as rates rose during the year. Offsetting   fashioned--investing for the long term and   He earned a B.A. degree in mathematics,
that positive somewhat was a slight         following a common-sense approach that has   physics and economics from Rice University.
overweight position relative to the Lehman  produced a portfolio that is different
Brothers U.S. Aggregate Bond Index in       from common stock market indexes and more               Scot W. Johnson
shorter maturities, which hurt as those     attractively valued, in our opinion.         [JOHNSON   Chartered Financial Analyst,
maturities increased more than longer                                                     PHOTO]    senior portfolio manager, is
duration bonds.                             In closing                                              manager of AIM V.I. Basic
                                                                                         Balanced Fund. Mr. Johnson earned both his
PORTFOLIO ASSESSMENT                        We thank you for your investment and for     bachelor's degree in economics and an
                                            sharing our long-term horizon.               M.B.A. in finance from Vanderbilt
We believe the single most important                                                     University.
indicator of the way AIM V.I. Basic         The views and opinions expressed in
Balanced Fund is positioned for potential   management's discussion of Fund                           Matthew W. Seinsheimer
success is not our historical investment    performance are those of A I M Advisors,     [SEINSHEIMER Chartered Financial Analyst,
results or popular statistical measures,    Inc. These views and opinions are subject      PHOTO]     senior portfolio manager,
but the portfolio's estimated intrinsic     to change at any time based on factors                    is manager of AIM V.I.
value--the aggregate business value of the  such as market and economic conditions.      Basic Balanced Fund. Mr. Seinsheimer
portfolio based on our estimate of          These views and opinions may not be relied   earned a B.B.A. from Southern Methodist
intrinsic value for each individual         upon as investment advice or                 University and an M.B.A. from The
holding. At the close of the year, and in   recommendations, or as an offer for a        University of Texas at Austin.
our opinion, the difference between the     particular security. The information is
market price and the estimated intrinsic    not a complete analysis of every aspect of                Michael J. Simon
value of the portfolio was about average    any market, country, industry, security or   [SIMON       Chartered Financial
by the Fund's historical standards, and we  the Fund. Statements of fact are from        PHOTO]       Analyst, senior portfolio
believed this value content was greater     sources considered reliable, but A I M                    manager, is manager of AIM
than what was available in the broad        Advisors, Inc. makes no representation or    V.I. Basic Balanced Fund. Mr. Simon earned
market. While there is no assurance that    warranty as to their completeness or         a B.B.A. in finance from Texas Christian
market value will ever reflect our          accuracy. Although historical performance    University and an M.B.A. from the
estimate of the portfolio's intrinsic       is no guarantee of future results, these     University of Chicago.
value, we believe this provides the best    insights may help you understand our
indication that your Fund is positioned to  investment management philosophy.            Assisted by the Basic Value Team and
potentially achieve its objective of                                                     Taxable Investment Grade Bond Team
long-term growth of capital.                FOR A DISCUSSION OF THE RISKS OF INVESTING
                                            IN YOUR FUND, INDEXES USED IN THIS REPORT
                                            AND YOUR FUND'S LONG-TERM PERFORMANCE,
                                            PLEASE SEE PAGES 4-5.

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
YOUR FUND'S LONG-TERM PERFORMANCE                                                        AIM V.I. BASIC BALANCED FUND
==========================================
                                             RESTATED HISTORICAL PERFORMANCE OF SERIES   INSURANCE FUNDS, IS CURRENTLY OFFERED
AVERAGE ANNUAL TOTAL RETURNS                 I SHARES (FOR PERIODS PRIOR TO INCEPTION    THROUGH INSURANCE COMPANIES ISSUING
                                             OF SERIES II SHARES) ADJUSTED TO REFLECT    VARIABLE PRODUCTS. YOU CANNOT PURCHASE
As of 12/31/06                               THE RULE 12B-1 FEES APPLICABLE TO SERIES    SHARES OF THE FUND DIRECTLY. PERFORMANCE
SERIES I SHARES                              II SHARES. THE INCEPTION DATE OF SERIES I   FIGURES GIVEN REPRESENT THE FUND AND ARE
Inception (5/1/98)                   3.80%   SHARES IS MAY 1, 1998. THE PERFORMANCE OF   NOT INTENDED TO REFLECT ACTUAL VARIABLE
     5 Years                         3.84    THE FUND'S SERIES I AND SERIES II SHARE     PRODUCT VALUES. THEY DO NOT REFLECT SALES
     1 Year                         10.55    CLASSES WILL DIFFER PRIMARILY DUE TO        CHARGES, EXPENSES AND FEES ASSESSED IN
SERIES II SHARES                             DIFFERENT CLASS EXPENSES.                   CONNECTION WITH A VARIABLE PRODUCT. SALES
Inception                            3.54%                                               CHARGES, EXPENSES AND FEES, WHICH ARE
     5 Years                         3.59      THE PERFORMANCE DATA QUOTED REPRESENT     DETERMINED BY THE VARIABLE PRODUCT
     1 Year                         10.26    PAST  PERFORMANCE AND CANNOT GUARANTEE      ISSUERS, WILL VARY AND WILL LOWER THE
==========================================   COMPARABLE FUTURE RESULTS; CURRENT          TOTAL RETURN.
==========================================   PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE
                                             CONTACT YOUR VARIABLE PRODUCT ISSUER OR     PER NASD REQUIREMENTS, THE MOST RECENT
 CUMULATIVE TOTAL RETURNS                    FINANCIAL ADVISOR FOR THE MOST RECENT       MONTH-END PERFORMANCE DATA AT THE FUND
6 months ended 12/31/06                      MONTH-END VARIABLE PRODUCT PERFORMANCE.     LEVEL, EXCLUDING VARIABLE PRODUCT CHARGES,
Series I Shares                      9.46%   PERFORMANCE FIGURES REFLECT FUND EXPENSES,  IS AVAILABLE ON THIS AIM AUTOMATED
Series II Shares                     9.26    REINVESTED DISTRIBUTIONS AND CHANGES IN     INFORMATION LINE, 866-702-4402. AS
==========================================   NET ASSET VALUE. INVESTMENT RETURN AND      MENTIONED ABOVE, FOR THE MOST RECENT
                                             PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU  MONTH-END PERFORMANCE INCLUDING VARIABLE
SERIES II SHARES' INCEPTION DATE IS          MAY HAVE A GAIN OR LOSS WHEN YOU SELL       PRODUCT CHARGES, PLEASE CONTACT YOUR
JANUARY 24, 2002. RETURNS SINCE THAT DATE    SHARES.                                     VARIABLE PRODUCT ISSUER OR FINANCIAL
ARE HISTORICAL. ALL OTHER RETURNS ARE THE                                                ADVISOR.
BLENDED RETURNS OF THE HISTORICAL              AIM V.I. BASIC BALANCED FUND, A SERIES
PERFORMANCE OF SERIES II SHARES SINCE        PORTFOLIO OF AIM VARIABLE
THEIR INCEPTION AND THE
===================================================================================================================================

PRINCIPAL RISKS OF INVESTING IN THE FUND     equivalents rather than equity securities   values. The unmanaged Lehman Aggregate
                                             for risk management purposes, the Fund may  Index, which represents the U.S.
Prices of equity securities change in        not achieve its investment objective.       investment-grade fixed-rate bond market
response to many factors including the                                                   (including government and corporate
historical and prospective earnings of the     If the seller of a repurchase agreement   securities, mortgage pass-through
issuer, the value of its assets, general     in which the Fund invests defaults on its      securities and asset-backed securities),
economic conditions, interest rates,         obligation or declares bankruptcy, the      is compiled by Lehman Brothers, a global
investor perceptions and market liquidity.   Fund may experience delays in selling the   investment bank. The Russell 1000 Value
                                             securities underlying the repurchase        Index and the Russell 1000 Index are
  The value of convertible securities in     agreement.                                  trademarks/service marks of the Frank
which the Fund invests may be affected by                                                Russell Company. Russell --Registered
market interest rates, the risk that the       There is no guarantee that the            Trademark-- is a trademark of the Frank
issuer may default on interest or            investment techniques and risk analyses     Russell Company.
principal payments and the value of the      used by the Fund's portfolio managers will
underlying common stock into which these     produce the  desired results.                 The unmanaged LIPPER BALANCED FUNDS
securities may be converted.                                                             INDEX represents an average of the
                                               Interest rate increases may cause the     30 largest balanced funds tracked by
  Foreign securities have additional risks,  price of a debt security to decrease.       Lipper Inc., an independent mutual fund
including exchange rate changes, political                                               performance monitor. It is calculated
and economic upheaval, the relative lack     ABOUT INDEXES USED IN THIS REPORT           daily, with adjustments for distributions
of information about these companies,                                                    as of the ex-dividend dates.
relatively low market liquidity and the        The blended index used in this report is
potential lack of strict financial and       composed of 60% RUSSELL 1000 VALUE INDEX      The unmanaged Lipper Mixed-Asset Target
accounting controls and standards.           AND 40% LEHMAN BROTHERS U.S. AGGREGATE      Allocation Moderate Funds Index is an
                                             BOND INDEX (the Lehman Aggregate Index).    equally weighted representation of the 10
  Investing in emerging markets involves     The unmanaged Russell 1000 --Registered     largest moderate funds that by portfolio
greater risk than investing in more          INDEX represents the performance of         practice maintain a mix of between 40%-60%
established markets. The risks include the   the stocks of large-capitalization          equity securities, with the remainder
relatively smaller size and lesser           companies; the Value segment measures the   invested in bonds, cash and cash
liquidity of these markets, high inflation   performance of Russell 1000 companies with  equivalents. Lipper Inc.is an independent
rates, adverse political developments and    lower price/book ratios and lower           mutual fund performance monitor.
lack of timely information.                  forecasted growth

To the extent the Fund holds cash or cash                                                Continued on page 5


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                                       4

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
                                                                                           AIM V.I. BASIC BALANCED FUND
Past performance cannot guarantee
comparable future results.

      This chart, which is a logarithmic    value of an investment, is constructed
chart, presents the fluctuations in the     with each segment representing a percent
value of the Fund and its indexes. We       change in the value of the investment. In
believe that a logarithmic chart is more    this chart, each segment represents a
effective than other types of charts in     doubling, or 100% change, in the value of
illustrating changes in value during the    the investment. In other words, the space
early years shown in the chart. The         between $5,000 and $10,000 is the same
vertical axis, the one that indicates the   size as the space between $10,000 and
dollar                                      $20,000.

====================================================================================================================================

Continued from page 4

      The unmanaged STANDARD & POOR'S             The Fund is not managed to track         returns based on those net asset values
COMPOSITE INDEX OF 500 STOCKS (the S&P      the performance of any particular index,       may differ from the net asset values and
500 Index) is an index of common stocks     including the indexes defined here, and        returns reported in the Financial
frequently used as a general measure of     consequently, the performance of the Fund      Highlights. Additionally, the returns and
U.S. stock market performance.              may deviate significantly from the             net asset values shown throughout this
                                            performance of the indexes.                    report are at the Fund level only and do
      In conjunction with the annual                                                       not include variable product issuer
prospectus update on or about May 1,              A direct investment cannot be made       charges. If such charges were included,
2007, the AIM V.I. Basic Balanced Fund      in an index. Unless otherwise indicated,       the total returns would be lower.
prospectus will be amended to reflect       index results include reinvested
that the Fund has elected to use the        dividends, and they do not reflect sales             Industry classifications used in
Lipper Variable Underlying Funds (VUF)      charges. Performance of an index of funds      this report are generally according to
Mixed-Asset Target Allocation Moderate      reflects fund expenses; performance of a       the Global Industry Classification
Funds Index as its peer group rather than   market index does not.                         Standard, which was developed by and is
the Lipper Mixed-Asset Target Allocation                                                   the exclusive property and a service mark
Moderate Funds Index or the Lipper          OTHER INFORMATION                              of Morgan Stanley Capital International
Balanced Funds Index. The Lipper VUF                                                       Inc. and Standard & Poor's.
Mixed-Asset Target Allocation Moderate            The returns shown in the
Funds Index, recently published by Lipper   management's discussion of Fund                      The Chartered Financial Analyst -
Inc., comprises the largest underlying      performance are based on net asset values      Registered Trademark-- (CFA --Registered
funds in each variable insurance category   calculated for shareholder transactions.       Trademark--) designation is a globally
and does not include mortality and          Generally accepted accounting principles       recognized standard for measuring the
expense fees.                               require adjustments to be made to the net      competence and integrity of investment
                                            assets of the Fund at period end for           professionals.
                                            financial reporting purposes, and as
                                            such, the net asset values for
                                            shareholder transactions and the
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                                       5
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===============================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Index data from 4/30/98, Fund data from 5/1/98

                                                   60% Russell 1000 value Index    Lipper Mixed-Asset
         AIM V.I. Basic Balanced                      40% Lehman Brothers          Target Allocation
  Date       -Series I Shares       S&P 500 Index  U.S. Aggregate Bond Index      Moderate Funds Index  Lipper Balanced Funds Index
===================================================================================================================================
4/30/98                               $ 10000              $ 10000                    $ 10000                      $  10000
   5/98          $ 9910                  9828                 9949                       9933                          9899
   6/98           10150                 10227                10059                      10085                         10081
   7/98           10110                 10119                 9961                       9958                          9963
   8/98            9681                  8657                 9137                       9050                          9105
   9/98           10031                  9212                 9537                       9464                          9498
  10/98           10381                  9960                 9960                       9795                          9853
  11/98           10751                 10564                10261                      10154                         10214
  12/98           11303                 11172                10483                      10421                         10591
   1/99           11617                 11639                10563                      10493                         10760
   2/99           11221                 11278                10400                      10272                         10501
   3/99           11678                 11729                10552                      10498                         10761
   4/99           11830                 12183                11157                      10855                         11113
   5/99           11606                 11895                11044                      10735                         10942
   6/99           11942                 12554                11222                      10958                         11244
   7/99           11759                 12164                11006                      10740                         11034
   8/99           11647                 12103                10759                      10597                         10918
   9/99           11658                 11772                10583                      10424                         10778
  10/99           12195                 12517                10964                      10727                         11090
  11/99           12632                 12771                10913                      10740                         11210
  12/99           13484                 13522                10923                      10918                         11541
   1/00           13329                 12843                10695                      10659                         11252
   2/00           14022                 12600                10270                      10445                         11224
   3/00           14250                 13832                11076                      11069                         11885
   4/00           13453                 13416                10986                      10966                         11668
   5/00           12926                 13141                11053                      10983                         11558
   6/00           13732                 13464                10842                      11082                         11742
   7/00           13639                 13254                10963                      11098                         11710
   8/00           14445                 14077                11393                      11594                         12233
   9/00           13948                 13334                11484                      11466                         11975
  10/00           13700                 13277                11684                      11454                         11965
  11/00           12604                 12231                11500                      11076                         11531
  12/00           12916                 12291                11931                      11436                         11817
   1/01           13310                 12727                12036                      11642                         12068
   2/01           12357                 11567                11877                      11328                         11599
   3/01           11726                 10835                11649                      11020                         11225
   4/01           12326                 11676                11973                      11461                         11696
   5/01           12326                 11755                12163                      11580                         11800
   6/01           12025                 11469                12020                      11416                         11619
   7/01           11911                 11356                12112                      11381                         11611
   8/01           11311                 10646                11876                      11118                         11281
   9/01           10586                  9786                11430                      10565                         10738
  10/01           10958                  9973                11467                      10748                         10918
  11/01           11403                 10738                11803                      11113                         11353
  12/01           11440                 10832                11940                      11210                         11435
   1/02           11187                 10674                11924                      11091                         11334
   2/02           11008                 10468                11981                      11029                         11257
   3/02           11261                 10861                12242                      11265                         11504
   4/02           10839                 10203                12085                      11059                         11227
   5/02           10723                 10128                12162                      11040                         11222
   6/02           10164                  9407                11785                      10503                         10743
   7/02            9564                  8674                11185                      10035                         10193
   8/02            9637                  8731                11311                      10185                         10297
   9/02            9110                  7783                10630                       9641                          9683
  10/02            9469                  8467                11083                       9976                         10086
  11/02            9754                  8965                11501                      10350                         10495
  12/02            9485                  8439                11296                      10144                         10213
   1/03            9323                  8218                11136                      10049                         10060
   2/03            9247                  8095                11019                       9991                          9984
   3/03            9268                  8173                11027                      10063                         10025
   4/03            9723                  8846                11646                      10609                         10567
   5/03           10146                  9311                12184                      11068                         11035
   6/03           10190                  9430                12265                      11183                         11118
   7/03           10146                  9597                12210                      11127                         11144
   8/03           10320                  9784                12356                      11274                         11332
   9/03           10276                  9680                12415                      11361                         11347
  10/03           10624                 10227                12825                      11671                         11721
  11/03           10711                 10317                12941                      11757                         11825
  12/03           11038                 10858                13473                      12190                         12248
   1/04           11236                 11057                13658                      12345                         12431
   2/04           11458                 11211                13893                      12491                         12601
   3/04           11436                 11042                13861                      12449                         12541
   4/04           11192                 10868                13514                      12207                         12277
   5/04           11192                 11017                13575                      12226                         12331
===================================================================================================================================
                                                                               Source: A I M Management Group Inc., Lipper Inc.

===================================================================================================================================
                                [MOUNTAIN CHART]
 6/04           11435                 11231                13798                      12381                         12524
 7/04           11004                 10860                13736                      12224                         12288
 8/04           11026                 10903                13958                      12366                         12363
 9/04           11092                 11021                14103                      12492                         12547
10/04           11181                 11190                14291                      12643                         12682
11/04           11545                 11642                14679                      12950                         13024
12/04           11867                 12038                15028                      13280                         13349
 1/05           11756                 11745                14906                      13128                         13177
 2/05           11879                 11992                15167                      13292                         13364
 3/05           11768                 11780                15011                      13111                         13180
 4/05           11689                 11557                14931                      12975                         13021
 5/05           11868                 11924                15211                      13253                         13320
 6/05           11969                 11941                15344                      13409                         13416
 7/05           12159                 12385                15555                      13713                         13714
 8/05           12080                 12272                15594                      13722                         13753
 9/05           12114                 12371                15661                      13763                         13808
10/05           11968                 12165                15373                      13514                         13591
11/05           12294                 12625                15703                      13781                         13921
12/05           12495                 12629                15819                      13907                         14043
 1/06           12780                 12964                16188                      14235                         14378
 2/06           12769                 12999                16269                      14245                         14360
 3/06           12917                 13160                16337                      14322                         14500
 4/06           12997                 13337                16575                      14450                         14658
 5/06           12724                 12954                16316                      14218                         14368
 6/06           12622                 12971                16393                      14236                         14359
 7/06           12713                 13051                16720                      14375                         14426
 8/06           12884                 13361                16991                      14619                         14703
 9/06           13133                 13705                17254                      14818                         14915
10/06           13429                 14151                17638                      15167                         15263
11/06           13566                 14420                17962                      15437                         15557
12/06           13814                 14622                18162                      15579                         15672
===================================================================================================================================

                                                                                         AIM V.I. Basic Balanced Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      You may use the information in this               The hypothetical account values and
                                             table, together with the amount you         expenses may not be used to estimate the
As a shareholder of the Fund, you incur      invested, to estimate the expenses that     actual ending account balance or expenses
ongoing costs, including management fees;    you paid over the period. Simply divide     you paid for the period. You may use this
distribution and/or service fees (12b-1);    your account value by $1,000 (for           information to compare the ongoing costs
and other Fund expenses. This example is     example, an $8,600 account value divided    of investing in the Fund and other funds.
intended to help you understand your         by $1,000 = 8.6), then multiply the         To do so, compare this 5% hypothetical
ongoing costs (in dollars) of investing      result by the number in the table under     example with the 5% hypothetical examples
in the Fund and to compare these costs       the heading entitled "Actual Expenses       that appear in the shareholder reports of
with ongoing costs of investing in other     Paid During Period" to estimate the         the other funds.
mutual funds. The example is based on an     expenses you paid on your account during
investment of $1,000 invested at the         this period.                                      Please note that the expenses shown
beginning of the period and held for the                                                 in the table are meant to highlight your
entire period July 1, 2006, through          HYPOTHETICAL EXAMPLE FOR COMPARISON         ongoing costs. Therefore, the
December 31, 2006.                           PURPOSES                                    hypothetical information is useful in
                                                                                         comparing ongoing costs, and will not
      The actual and hypothetical            The table below also provides information   help you determine the relative total
expenses in the examples below do not        about hypothetical account values and       costs of owning different funds.
represent the effect of any fees or other    hypothetical expenses based on the Fund's
expenses assessed in connection with a       actual expense ratio and an assumed rate
variable product; if they did, the           of return of 5% per year before expenses,
expenses shown would be higher while the     which is not the Fund's actual return.
ending account values shown would be         The Fund's actual cumulative total
lower.                                       returns at net asset value after expenses
                                             for the six months ended December 31,
ACTUAL EXPENSES                              2006, appear in the table "Cumulative
                                             Total Returns" on page 4.
The table below provides information
about actual account values and actual
expenses.

===================================================================================================================================
                                             ACTUAL                           HYPOTHETICAL
                                                                 (5% ANNUAL RETURN BEFORE EXPENSES)
                  BEGINNING          ENDING         EXPENSES        ENDING         EXPENSES            ANNUALIZED
  SHARE         ACCOUNT VALUE    ACCOUNT VALUE    PAID DURING    ACCOUNT VALUE    PAID DURING           EXPENSE
  CLASS           (7/1/06)        (12/31/06)        PERIOD2      (12/31/06)        PERIOD2              RATIO
===================================================================================================================================
Series I       $   1,000.00      $  1,094.60       $   4.80      $  1,020.62      $   4.63               0.96%
Series II          1,000.00         1,094.60           6.12         1,019.36          5.90               1.16
===================================================================================================================================

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 4.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.


APPROVAL OF INVESTMENT ADVISORY AGREEMENT                                                AIM V.I. BASIC BALANCED FUND

The Board of Trustees of AIM Variable        - The nature and extent of the advisory     Board concluded that no changes should be
Insurance Funds (the "Board") oversees       services to be provided by AIM. The Board   made to the Fund and that it was not
the management of AIM V.I. Basic Balanced    reviewed the services to be provided by     necessary to change the Fund's portfolio
Fund (the "Fund") and, as required by        AIM under the Advisory Agreement. Based     management team at this time. Although
law, determines annually whether to          on such review, the Board concluded that    the independent written evaluation of the
approve the continuance of the Fund's        the range of services to be provided by     Fund's Senior Officer (discussed below)
advisory agreement with A I M Advisors,      AIM under the Advisory Agreement was        only considered Fund performance through
Inc. ("AIM"). Based upon the                 appropriate and that AIM currently is       the most recent calendar year, the Board
recommendation of the Investments            providing services in accordance with the   also reviewed more recent Fund
Committee of the Board, at a meeting held    terms of the Advisory Agreement.            performance, which did not change their
on June 27, 2006, the Board, including                                                   conclusions.
all of the independent trustees, approved    - The quality of services to be provided
the continuance of the advisory agreement    by AIM. The Board reviewed the              - Meetings with the Fund's portfolio
(the "Advisory Agreement") between the       credentials and experience of the           managers and investment personnel. With
Fund and AIM for another year, effective     officers and employees of AIM who will      respect to the Fund, the Board is meeting
July 1, 2006.                                provide investment advisory services to     periodically with such Fund's portfolio
                                             the Fund. In reviewing the qualifications   managers and/or other investment
      The Board considered the factors       of AIM to provide investment advisory       personnel and believes that such
discussed below in evaluating the            services, the Board considered such         individuals are competent and able to
fairness and reasonableness of the           issues as AIM's portfolio and product       continue to carry out their
Advisory Agreement at the meeting on June    review process, various back office         responsibilities under the Advisory
27, 2006 and as part of the Board's          support functions provided by AIM and       Agreement.
ongoing oversight of the Fund. In their      AIM's equity and fixed income trading
deliberations, the Board and the             operations. Based on the review of these    - Overall performance of AIM. The Board
independent trustees did not identify any    and other factors, the Board concluded      considered the overall performance of AIM
particular factor that was controlling,      that the quality of services to be          in providing investment advisory and
and each trustee attributed different        provided by AIM was appropriate and that    portfolio administrative services to the
weights to the various factors.              AIM currently is providing satisfactory     Fund and concluded that such performance
                                             services in accordance with the terms of    was satisfactory.
      One responsibility of the              the Advisory Agreement.
independent Senior Officer of the Fund is                                                - Fees relative to those of clients of
to manage the process by which the Fund's    - The performance of the Fund relative to   AIM with comparable investment
proposed management fees are negotiated      comparable funds. The Board reviewed the    strategies. The Board reviewed the
to ensure that they are negotiated in a      performance of the Fund during the past     effective advisory fee rate (before
manner which is at arms' length and          one, three and five calendar years          waivers) for the Fund under the Advisory
reasonable. To that end, the Senior          against the performance of funds advised    Agreement. The Board noted that this rate
Officer must either supervise a              by other advisors with investment           was (i) above the effective advisory fee
competitive bidding process or prepare an    strategies comparable to those of the       rate (before waivers) for a mutual fund
independent written evaluation. The          Fund. The Board noted that the Fund's       advised by AIM with investment strategies
Senior Officer has recommended an            performance was above the median            comparable to those of the Fund; (ii)
independent written evaluation in lieu of    performance of such comparable funds for    above the effective sub-advisory fee rate
a competitive bidding process and, upon      the one year period and below such median   for an offshore fund advised and
the direction of the Board, has prepared     performance for the three and five year     sub-advised by AIM affiliates with
such an independent written evaluation.      periods. Based on this review and after     investment strategies comparable to those
Such written evaluation also considered      taking account of all of the other          of the Fund, although the total advisory
certain of the factors discussed below.      factors that the Board considered in        fees for such offshore fund were above
In addition, as discussed below, the         determining whether to continue the         those for the Fund; and (iii) above the
Senior Officer made a recommendation to      Advisory Agreement for the Fund, the        effective sub-advisory fee rates for two
the Board in connection with such written    Board concluded that no changes should be   Canadian mutual funds advised by an AIM
evaluation.                                  made to the Fund and that it was not        affiliate and sub-advised by AIM with
                                             necessary to change the Fund's portfolio    investment strategies comparable to those
      The discussion below serves as a       management team at this time. Although      of the Fund, although the total advisory
summary of the Senior Officer's              the independent written evaluation of the   fees for one such Canadian mutual fund
independent written evaluation and           Fund's Senior Officer (discussed below)     were above those for the Fund. The Board
recommendation to the Board in connection    only considered Fund performance through    noted that AIM has agreed to waive
therewith, as well as a discussion of the    the most recent calendar year, the Board    advisory fees of the Fund and to limit
material factors and the conclusions with    also reviewed more recent Fund              the Fund's total operating expenses, as
respect thereto that formed the basis for    performance, which did not change their     discussed below. Based on this review,
the Board's approval of the Advisory         conclusions.                                the Board concluded that the advisory fee
Agreement. After consideration of all of                                                 rate for the Fund under the Advisory
the factors below and based on its           - The performance of the Fund relative to   Agreement was fair and reasonable.
informed business judgment, the Board        indices. The Board reviewed the
determined that the Advisory Agreement is    performance of the Fund during the past     - Fees relative to those of comparable
in the best interests of the Fund and its    one, three and five calendar years          funds with other advisors. The Board
shareholders and that the compensation to    against the performance of the Lipper       reviewed the advisory fee rate for the
AIM under the Advisory Agreement is fair     Variable Underlying Fund Balanced Index.    Fund under the Advisory Agreement. The
and reasonable and would have been           The Board noted that the Fund's             Board compared effective contractual
obtained through arm's length                performance was above the performance of    advisory fee rates at a common asset
negotiations.                                such Index for the one year period and      level at the end of the past calendar
                                             below such Index for the three and five     year and noted that the Fund's rate was
      Unless otherwise stated,               year periods. Based on this review and      comparable to the median rate of the
information presented below is as of June    after taking account of all of the other    funds advised by other advisors with
27, 2006 and does not reflect any changes    factors that the Board considered in        investment strategies comparable to those
that may have occurred since June 27,        determining whether to continue the         of the Fund that the Board reviewed. The
2006, including but not limited to           Advisory Agreement for the Fund, the        Board noted that AIM has agreed to waive
changes to the Fund's performance,                                                       advisory fees of the Fund and to limit
advisory fees, expense limitations and/or                                                the Fund's total operating expenses, as
fee waivers.                                                                             dis-

                                                                     (Continued)

                                                                                         AIM V.I. BASIC BALANCED FUND

cussed below. Based on this review, the      realize certain benefits upon investing     - Benefits of soft dollars to AIM. The
Board concluded that the advisory fee        cash balances in AIM advised money market   Board considered the benefits realized by
rate for the Fund under the Advisory         funds, including a higher net return,       AIM as a result of brokerage transactions
Agreement was fair and reasonable.           increased liquidity, increased              executed through "soft dollar"
                                             diversification or decreased transaction    arrangements. Under these arrangements,
- Expense limitations and fee waivers.       costs. The Board also found that the Fund   brokerage commissions paid by the Fund
The Board noted that AIM has                 will not receive reduced services if it     and/or other funds advised by AIM are
contractually agreed to waive advisory       invests its cash balances in such money     used to pay for research and execution
fees of the Fund through December 31,        market funds. The Board noted that, to      services. This research may be used by
2009 to the extent necessary so that the     the extent the Fund invests uninvested      AIM in making investment decisions for
advisory fees payable by the Fund do not     cash in affiliated money market funds,      the Fund. The Board concluded that such
exceed a specified maximum advisory fee      AIM has voluntarily agreed to waive a       arrangements were appropriate.
rate, which maximum rate includes            portion of the advisory fees it receives
breakpoints and is based on net asset        from the Fund attributable to such          - AIM's financial soundness in light of
levels. The Board considered the             investment. The Board further determined    the Fund's needs. The Board considered
contractual nature of this fee waiver and    that the proposed securities lending        whether AIM is financially sound and has
noted that it remains in effect until        program and related procedures with         the resources necessary to perform its
December 31, 2009. The Board also noted      respect to the lending Fund is in the       obligations under the Advisory Agreement,
that AIM has contractually agreed to         best interests of the lending Fund and      and concluded that AIM has the financial
waive fees and/or limit expenses of the      its respective shareholders. The Board      resources necessary to fulfill its
Fund through April 30, 2008 so that total    therefore concluded that the investment     obligations under the Advisory Agreement.
annual operating expenses are limited to     of cash collateral received in connection
a specified percentage of average daily      with the securities lending program in      - Historical relationship between the
net assets for each class of the Fund.       the money market funds according to the     Fund and AIM.In determining whether to
The Board considered the contractual         procedures is in the best interests of      continue the Advisory Agreement for the
nature of this fee waiver and noted that     the lending Fund and its respective         Fund, the Board also considered the prior
it remains in effect until April 30,         shareholders.                               relationship between AIM and the Fund, as
2008. The Board considered the effect                                                    well as the Board's knowledge of AIM's
these fee waivers/expense limitations        - Independent written evaluation and        operations, and concluded that it was
would have on the Fund's estimated           recommendations of the Fund's Senior        beneficial to maintain the current
expenses and concluded that the levels of    Officer. The Board noted that, upon their   relationship, in part, because of such
fee waivers/expense limitations for the      direction, the Senior Officer of the        knowledge. The Board also reviewed the
Fund were fair and reasonable.               Fund, who is independent of AIM and AIM's   general nature of the non-investment
                                             affiliates, had prepared an independent     advisory services currently performed by
- Breakpoints and economies of scale. The    written evaluation in order to assist the   AIM and its affiliates, such as
Board reviewed the structure of the          Board in determining the reasonableness     administrative, transfer agency and
Fund's advisory fee under the Advisory       of the proposed management fees of the      distribution services, and the fees
Agreement, noting that it includes one       AIM Funds, including the Fund. The Board    received by AIM and its affiliates for
breakpoint. The Board reviewed the level     noted that the Senior Officer's written     performing such services. In addition to
of the Fund's advisory fees, and noted       evaluation had been relied upon by the      reviewing such services, the trustees
that such fees, as a percentage of the       Board in this regard in lieu of a           also considered the organizational
Fund's net assets, would decrease as net     competitive bidding process. In             structure employed by AIM and its
assets increase because the Advisory         determining whether to continue the         affiliates to provide those services.
Agreement includes a breakpoint. The         Advisory Agreement for the Fund, the        Based on the review of these and other
Board noted that, due to the Fund's asset    Board considered the Senior Officer's       factors, the Board concluded that AIM and
levels at the end of the past calendar       written evaluation and the recommendation   its affiliates were qualified to continue
year and the way in which the advisory       made by the Senior Officer to the Board     to provide non-investment advisory
fee breakpoint has been structured, the      that the Board consider whether the         services to the Fund, including
Fund has yet to benefit from the             advisory fee waivers for certain equity     administrative, transfer agency and
breakpoint. The Board noted that AIM has     AIM Funds, including the Fund, should be    distribution services, and that AIM and
contractually agreed to waive advisory       simplified. The Board concluded that it     its affiliates currently are providing
fees of the Fund through December 31,        would be advisable to consider this issue   satisfactory non-investment advisory
2009 to the extent necessary so that the     and reach a decision prior to the           services.
advisory fees payable by the Fund do not     expiration date of such advisory fee
exceed a specified maximum advisory fee      waivers.                                    - Other factors and current trends. The
rate, which maximum rate includes                                                        Board considered the steps that AIM and
breakpoints and is based on net asset        - Profitability of AIM and its              its affiliates have taken over the last
levels. The Board concluded that the         affiliates. The Board reviewed              several years, and continue to take, in
Fund's fee levels under the Advisory         information concerning the profitability    order to improve the quality and
Agreement therefore would reflect            of AIM's (and its affiliates') investment   efficiency of the services they provide
economies of scale at higher asset levels    advisory and other activities and its       to the Funds in the areas of investment
and that it was not necessary to change      financial condition. The Board considered   performance, product line
the advisory fee breakpoints in the          the overall profitability of AIM, as well   diversification, distribution, fund
Fund's advisory fee schedule.                as the profitability of AIM in connection   operations, shareholder services and
                                             with managing the Fund. The Board noted     compliance. The Board concluded that
- Investments in affiliated money market     that AIM's operations remain profitable,    these steps taken by AIM have improved,
funds. The Board also took into account      although increased expenses in recent       and are likely to continue to improve,
the fact that uninvested cash and cash       years have reduced AIM's profitability.     the quality and efficiency of the
collateral from securities lending           Based on the review of the profitability    services AIM and its affiliates provide
arrangements, if any (collectively, "cash    of AIM's and its affiliates' investment     to the Fund in each of these areas, and
balances") of the Fund may be invested in    advisory and other activities and its       support the Board's approval of the
money market funds advised by AIM            financial condition, the Board concluded    continuance of the Advisory Agreement for
pursuant to the terms of an SEC exemptive    that the compensation to be paid by the     the Fund.
order. The Board found that the Fund may     Fund to AIM under its Advisory Agreement
                                             was not excessive.

AIM V.I. Basic Balanced Fund

SCHEDULE OF INVESTMENTS

December 31, 2006


                                                 SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-65.22%

ADVERTISING-3.88%

Interpublic Group of Cos., Inc. (The)(a)          141,932   $ 1,737,247
-----------------------------------------------------------------------
Omnicom Group Inc.                                 16,844     1,760,872
=======================================================================
                                                              3,498,119
=======================================================================

AEROSPACE & DEFENSE-0.82%

Honeywell International Inc.                       16,332       738,860
=======================================================================

APPAREL RETAIL-1.06%

Gap, Inc. (The)                                    49,123       957,899
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.32%

Bank of New York Co., Inc. (The)                   30,276     1,191,966
=======================================================================

BREWERS-1.54%

Molson Coors Brewing Co.-Class B                   18,141     1,386,698
=======================================================================

BUILDING PRODUCTS-0.73%

American Standard Cos. Inc.                        14,306       655,930
=======================================================================

COMPUTER HARDWARE-1.90%

Dell Inc.(a)                                       68,080     1,708,127
=======================================================================

CONSTRUCTION MATERIALS-2.05%

Cemex S.A. de C.V.-ADR (Mexico)(a)                 54,396     1,842,936
=======================================================================

CONSUMER ELECTRONICS-1.34%

Koninklijke (Royal) Philips Electronics N.V.
  -New York Shares (Netherlands)                   16,364       614,959
-----------------------------------------------------------------------
Sony Corp.-ADR (Japan)                             13,734       588,227
=======================================================================
                                                              1,203,186
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-3.08%

First Data Corp.                                   68,106     1,738,065
-----------------------------------------------------------------------
Western Union Co.                                  46,400     1,040,288
=======================================================================
                                                              2,778,353
=======================================================================

ENVIRONMENTAL & FACILITIES SERVICES-1.64%

Waste Management, Inc.                             40,250     1,479,993
=======================================================================

FOOD RETAIL-1.15%

Kroger Co. (The)                                   23,203       535,293
-----------------------------------------------------------------------
Safeway Inc.                                       14,439       499,012
=======================================================================
                                                              1,034,305
=======================================================================

GENERAL MERCHANDISE STORES-1.94%

Target Corp.                                       30,645     1,748,297
=======================================================================

                                                 SHARES        VALUE
-----------------------------------------------------------------------


HEALTH CARE DISTRIBUTORS-2.72%

Cardinal Health, Inc.                              33,810   $ 2,178,378
-----------------------------------------------------------------------
McKesson Corp.                                      5,450       276,315
=======================================================================
                                                              2,454,693
=======================================================================

HEALTH CARE EQUIPMENT-0.94%

Baxter International Inc.                          18,322       849,958
=======================================================================

HOME IMPROVEMENT RETAIL-1.12%

Home Depot, Inc. (The)                             25,029     1,005,165
=======================================================================

INDUSTRIAL CONGLOMERATES-4.32%

General Electric Co.                               42,033     1,564,048
-----------------------------------------------------------------------
Tyco International Ltd.                            76,444     2,323,898
=======================================================================
                                                              3,887,946
=======================================================================

INDUSTRIAL MACHINERY-1.09%

Illinois Tool Works Inc.                           21,359       986,572
=======================================================================

INSURANCE BROKERS-0.38%

Marsh & McLennan Cos., Inc.                        11,250       344,925
=======================================================================

INVESTMENT BANKING & BROKERAGE-3.52%

Merrill Lynch & Co., Inc.                          17,571     1,635,860
-----------------------------------------------------------------------
Morgan Stanley                                     18,820     1,532,513
=======================================================================
                                                              3,168,373
=======================================================================

MANAGED HEALTH CARE-2.77%

UnitedHealth Group Inc.                            46,403     2,493,233
=======================================================================

MOVIES & ENTERTAINMENT-1.66%

Walt Disney Co. (The)                              43,533     1,491,876
=======================================================================

MULTI-LINE INSURANCE-1.27%

Hartford Financial Services Group, Inc. (The)      12,239     1,142,021
=======================================================================

OIL & GAS DRILLING-1.71%

Transocean Inc.(a)                                 19,006     1,537,395
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-3.00%

Halliburton Co.                                    42,131     1,308,168
-----------------------------------------------------------------------
Schlumberger Ltd.                                  22,034     1,391,667
=======================================================================
                                                              2,699,835
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-4.56%

Citigroup Inc.                                     33,706     1,877,424
-----------------------------------------------------------------------
JPMorgan Chase & Co.                               46,215     2,232,185
=======================================================================
                                                              4,109,609
=======================================================================

PACKAGED FOODS & MEATS-1.27%

Unilever N.V. (Netherlands)(b)                     41,769     1,140,993
=======================================================================

AIM V.I. Basic Balanced Fund


                                                 SHARES        VALUE
-----------------------------------------------------------------------

PHARMACEUTICALS-5.02%

Pfizer Inc.                                        52,858   $ 1,369,022
-----------------------------------------------------------------------
Sanofi-Aventis (France)(b)                         17,011     1,566,668
-----------------------------------------------------------------------
Wyeth                                              31,150     1,586,158
=======================================================================
                                                              4,521,848
=======================================================================

PROPERTY & CASUALTY INSURANCE-1.59%

ACE Ltd.                                           23,720     1,436,720
=======================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.59%

Realogy Corp.(a)                                   17,605       533,784
=======================================================================

SYSTEMS SOFTWARE-2.96%

CA Inc.                                            74,126     1,678,954
-----------------------------------------------------------------------
Microsoft Corp.                                    33,243       992,636
=======================================================================
                                                              2,671,590
=======================================================================

THRIFTS & MORTGAGE FINANCE-2.28%

Fannie Mae                                         34,580     2,053,706
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $46,022,033)                           58,754,911
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT
BONDS & NOTES-25.29%

AEROSPACE & DEFENSE-0.45%

Precision Castparts Corp., Unsec. Notes,
  6.75%, 12/15/07(c)                           $  230,000       232,249
-----------------------------------------------------------------------
Systems 2001 Asset Trust LLC (United
  Kingdom)- Series 2001, Class G, Pass
  Through Ctfs., (INS-MBIA Insurance Corp.)
  6.66%, 09/15/13 (Acquired
  02/09/05-10/27/05; Cost $183,200)(c)(d)(e)      166,225       174,147
=======================================================================
                                                                406,396
=======================================================================

AGRICULTURAL PRODUCTS-0.30%

Corn Products International Inc., Sr. Unsec.
  Notes,
  8.25%, 07/15/07(c)                              265,000       268,755
=======================================================================

APPAREL RETAIL-0.09%

Gap Inc. (The), Unsec. Notes, 6.90%,
  09/15/07(c)                                      80,000        80,830
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.35%

Bank of New York Co. Inc. (The), Sr. Unsec.
  Sub. Notes, 4.25%, 09/04/12(c)                   35,000        34,736
-----------------------------------------------------------------------
GAMCO Investors, Inc., Sr. Unsec. Unsub.
  Notes,
  5.22%, 02/17/07(c)                               90,000        89,946
-----------------------------------------------------------------------
Mellon Capital II-Series B, Jr. Unsec. Gtd.
  Sub. Trust Pfd. Bonds, 8.00%, 01/15/27(c)       125,000       130,534
-----------------------------------------------------------------------
Nuveen Investments, Inc., Sr. Unsec. Sub.
  Notes,
  5.50%, 09/15/15(c)                               65,000        62,890
=======================================================================
                                                                318,106
=======================================================================

AUTOMOBILE MANUFACTURERS-0.22%

DaimlerChrysler North America Holding Corp.,
  Notes,
  4.13%, 03/07/07(c)                              200,000       199,536
=======================================================================

-----------------------------------------------------------------------
                                               PRINCIPAL
                                                 AMOUNT        VALUE

BROADCASTING & CABLE TV-2.12%

CBS Corp., Sr. Unsec. Gtd. Global Notes,
  5.63%, 05/01/07(c)                           $  400,000   $   400,048
-----------------------------------------------------------------------
Clear Channel Communications, Inc., Sr.
  Unsec. Notes, 3.13%, 02/01/07(c)                215,000       214,609
-----------------------------------------------------------------------
Comcast Cable Communications Holdings Inc.,
  Unsec. Gtd. Global Notes, 9.46%,
  11/15/22(c)                                     167,000       217,324
-----------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 8.38%,
  05/01/07(c)                                      50,000        50,465
-----------------------------------------------------------------------
Comcast Corp., Sr. Sub. Deb., 10.63%,
  07/15/12(c)                                     130,000       157,347
-----------------------------------------------------------------------
Cox Enterprises, Inc., Notes, 8.00%, 02/15/07
  (Acquired 10/03/05-04/27/06; Cost
  $620,684)(c)(d)                                 600,000       601,446
-----------------------------------------------------------------------
Hearst-Argyle Television Inc., Sr. Unsec.
  Unsub. Notes, 7.00%, 11/15/07(c)                 90,000        90,933
-----------------------------------------------------------------------
Time Warner Entertainment Co. L.P., Sr.
  Unsec. Deb.,
  8.38%, 03/15/23(c)                              150,000       175,909
=======================================================================
                                                              1,908,081
=======================================================================

BUILDING PRODUCTS-0.08%

Masco Corp., Unsec. Notes, 4.63%, 08/15/07(c)      70,000        69,647
=======================================================================

CASINOS & GAMING-0.24%

Harrah's Operating Co., Inc., Sr. Unsec. Gtd.
  Global Notes, 7.13%, 06/01/07(c)                215,000       215,591
=======================================================================

CONSUMER FINANCE-0.66%

Capital One Capital I, Sub. Floating Rate
  Trust Pfd. Bonds, 6.92%, 02/01/27 (Acquired
  09/16/04-04/12/06; Cost $294,885)(c)(d)(f)      290,000       292,424
-----------------------------------------------------------------------
Ford Motor Credit Co., Sr. Unsec. Notes,
  4.95%, 01/15/08(c)                              310,000       306,110
=======================================================================
                                                                598,534
=======================================================================

DEPARTMENT STORES-0.20%

JC Penney Corp. Inc., Unsec. Deb., 8.13%,
  04/01/27(c)                                     180,000       183,681
=======================================================================

DIVERSIFIED BANKS-1.71%

Bangkok Bank PCL (Hong Kong), Unsec. Sub.
  Notes,
  9.03%, 03/15/29 (Acquired 04/22/05; Cost
  $75,121)(c)(d)                                   60,000        74,739
-----------------------------------------------------------------------
BankAmerica Institutional-Series A, Gtd.
  Trust Pfd. Bonds, 8.07%, 12/31/26 (Acquired
  09/26/06; Cost $104,484)(c)(d)                  100,000       103,801
-----------------------------------------------------------------------
BankBoston Capital Trust II-Series B, Gtd.
  Trust Pfd. Bonds, 7.75%, 12/15/26(c)            205,000       212,405
-----------------------------------------------------------------------
Barclays Bank PLC (United Kingdom), Floating
  Rate Global Notes, 4.47%, 08/08/07
  (Acquired 04/06/06; Cost $99,481)(c)(d)(f)      100,000       100,035
-----------------------------------------------------------------------
Centura Capital Trust I, Gtd. Trust Pfd.
  Notes,
  8.85%, 06/01/27 (Acquired 05/22/03; Cost
  $63,272)(c)(d)                                   50,000        52,855
-----------------------------------------------------------------------
First Union Institutional Capital I, Gtd.
  Trust Pfd. Bonds, 8.04%, 12/01/26(c)            100,000       103,751
-----------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Floating Rate Euro Notes,
  5.63%(c)(f)(g)                                  130,000       114,381
-----------------------------------------------------------------------

AIM V.I. Basic Balanced Fund

                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
DIVERSIFIED BANKS-(CONTINUED)

Mizuho Financial Group Cayman Ltd. (Cayman
  Islands), Gtd. Sub. Second Tier Euro Bonds,
  8.38%(c)(g)                                  $   30,000   $    31,711
-----------------------------------------------------------------------
National Bank of Canada (Canada), Floating
  Rate Euro Deb., 5.63%, 08/29/87(c)(f)            60,000        49,058
-----------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)- Series B, Unsec. Sub. Floating
  Rate Euro Notes, 5.69%(c)(f)(g)                 100,000        86,427
-----------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Sub. Deb.,
  8.25%, 11/01/24(c)                               50,000        62,325
-----------------------------------------------------------------------
RBS Capital Trust III, Sub. Trust Pfd. Global
  Notes,
  5.51%(c)(g)                                      60,000        59,676
-----------------------------------------------------------------------
Sumitomo Mitsui Banking Corp. (Japan), Sub.
  Second Tier Euro Notes, 8.15%(c)(g)              90,000        93,362
-----------------------------------------------------------------------
Svenska Handelsbanken A.B. (Sweden), Unsec.
  Sub. Notes, 7.13%, (Acquired 07/26/06; Cost
  $251,830)(c)(d)(g)                              250,000       251,812
-----------------------------------------------------------------------
VTB Capital S.A. (Russia), Sr. Floating Rate
  Notes,
  6.12%, 09/21/07 (Acquired 12/14/05; Cost
  $140,000)(c)(d)(f)                              140,000       140,402
=======================================================================
                                                              1,536,740
=======================================================================

DIVERSIFIED CHEMICALS-0.15%

Bayer Corp., Bonds, 6.20%, 02/15/08 (Acquired
  08/01/06; Cost $80,562)(c)(d)                    80,000        80,844
-----------------------------------------------------------------------
Hercules Inc., Unsec. Putable Deb., 6.60%,
  08/01/07(c)                                      50,000        50,023
=======================================================================
                                                                130,867
=======================================================================

DIVERSIFIED METALS & MINING-0.10%

Reynolds Metals Co., Medium Term Notes,
  7.00%, 05/15/09(c)                               87,000        88,643
=======================================================================

ELECTRIC UTILITIES-0.75%

Commonwealth Edison Co., Unsec. Notes, 7.63%,
  01/15/07(c)                                     308,000       308,157
-----------------------------------------------------------------------
Portland General Electric Co.-Series 4, Sec.
  First Mortgage Medium Term Notes, 7.15%,
  06/15/07(c)                                      35,000        35,207
-----------------------------------------------------------------------
Potomac Electric Power Co.-Series A, Medium
  Term Notes, 7.64%, 01/17/07(c)                  100,000       100,062
-----------------------------------------------------------------------
PP&L Capital Funding Inc.-Series D, Unsec.
  Gtd. Medium Term Notes, 8.38%, 06/15/07(c)       55,000        55,694
-----------------------------------------------------------------------
Southern Co. Capital Trust I, Gtd. Trust Pfd.
  Notes,
  8.19%, 02/01/37(c)                              170,000       177,099
=======================================================================
                                                                676,219
=======================================================================

FOOD RETAIL-0.71%

Safeway Inc., Sr. Unsec. Notes,
  4.80%, 07/16/07(c)                              530,000       527,361
-----------------------------------------------------------------------
  7.00%, 09/15/07(c)                              110,000       111,059
=======================================================================
                                                                638,420
=======================================================================

FOREST PRODUCTS-0.26%

Weyerhaeuser Co., Unsec. Unsub. Global Notes,
  6.13%, 03/15/07(c)                              235,000       235,282
=======================================================================

-----------------------------------------------------------------------
                                               PRINCIPAL
                                                 AMOUNT        VALUE

HOME IMPROVEMENT RETAIL-0.07%

Sherwin-Williams Co. (The), Sr. Notes, 6.85%,
  02/01/07(c)                                  $   65,000   $    65,063
=======================================================================

HOTELS, RESORTS & CRUISE LINES-1.04%

Carnival Corp., Sr. Unsec. Gtd. Global Notes,
  3.75%, 11/15/07(c)                               21,000        20,692
-----------------------------------------------------------------------
Hyatt Equities LLC, Notes, 6.88%, 06/15/07
  (Acquired 01/25/06-10/23/06; Cost
  $407,509)(c)(d)                                 402,000       403,773
-----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.,
  Sr. Gtd. Global Notes, 7.38%, 05/01/07(c)       514,000       515,928
=======================================================================
                                                                940,393
=======================================================================

HOUSEWARES & SPECIALTIES-0.06%

Newell Rubbermaid Inc., Unsec. Notes,
  6.00%, 03/15/07(c)                               15,000        15,010
-----------------------------------------------------------------------
  Series A, Unsec. Unsub. Putable Medium Term
  Notes, 6.35%, 07/15/08(c)                        40,000        40,479
=======================================================================
                                                                 55,489
=======================================================================

INSURANCE BROKERS-0.46%

Aon Corp., Unsec. Notes, 6.95%, 01/15/07(c)       180,000       180,070
-----------------------------------------------------------------------
Marsh & McLennan Cos., Inc., Sr. Unsec.
  Global Notes, 5.38%, 03/15/07(c)                232,000       231,949
=======================================================================
                                                                412,019
=======================================================================

INTEGRATED OIL & GAS-0.45%

ConocoPhillips, Unsec. Deb., 7.13%,
  03/15/28(c)                                      65,000        67,460
-----------------------------------------------------------------------
Husky Oil Ltd. (Canada), Yankee Bonds, 8.90%,
  08/15/28(c)                                     325,000       341,250
=======================================================================
                                                                408,710
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.48%

TCI Communications Financing III, Gtd. Trust
  Pfd. Bonds, 9.65%, 03/31/27(c)                  525,000       555,922
-----------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes, 7.50%,
  06/01/07(c)                                     300,000       302,382
-----------------------------------------------------------------------
Verizon Communications Inc., Unsec. Deb.,
  8.75%, 11/01/21(c)                               65,000        77,480
-----------------------------------------------------------------------
  7.90%, 02/01/27(c)                              150,000       155,295
-----------------------------------------------------------------------
Verizon New York Inc., Unsec. Deb., 7.00%,
  12/01/33(c)                                      90,000        92,180
-----------------------------------------------------------------------
Verizon Virginia Inc.-Series A, Unsec. Global
  Deb.,
  4.63%, 03/15/13(c)                              160,000       150,944
=======================================================================
                                                              1,334,203
=======================================================================

INTERNET RETAIL-0.09%

Expedia, Inc., Putable Bonds, 7.46%, 08/15/13
  (Acquired 08/16/06; Cost $80,000)(c)(d)          80,000        83,550
=======================================================================

INVESTMENT BANKING & BROKERAGE-0.03%

Jefferies Group, Inc.-Series B, Sr. Unsec.
  Notes,
  7.50%, 08/15/07(c)                               30,000        30,351
=======================================================================

AIM V.I. Basic Balanced Fund

                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

LIFE & HEALTH INSURANCE-0.76%

Prudential Holdings, LLC Series B, Bonds,
  (INS-Financial Security Assurance Inc.)
  7.25%, 12/18/23 (Acquired
  01/22/04-02/17/06; Cost $329,829)(c)(d)(e)   $  280,000   $   324,178
-----------------------------------------------------------------------
Sun Life Canada (U.S.) Capital Trust, Gtd.
  Trust Pfd. Notes, 8.53% (Acquired
  02/13/06-11/15/06; Cost $361,332)(c)(d)(g)      340,000       358,051
=======================================================================
                                                                682,229
=======================================================================

MANAGED HEALTH CARE-0.22%

Cigna Corp., Unsec. Notes, 7.40%, 05/15/07(c)     200,000       201,430
=======================================================================

METAL & GLASS CONTAINERS-0.02%

Pactiv Corp., Unsec. Notes, 8.00%,
  04/15/07(c)                                      20,000        20,132
=======================================================================

MOVIES & ENTERTAINMENT-0.88%

News America Holdings Inc., Sr. Unsec. Gtd.
  Deb.,
  7.75%, 12/01/45(c)                              125,000       142,334
-----------------------------------------------------------------------
Time Warner Cos., Inc., Notes,
  8.18%, 08/15/07(c)                              120,000       121,861
-----------------------------------------------------------------------
  Unsec. Deb.,
  9.15%, 02/01/23(c)                              155,000       192,899
-----------------------------------------------------------------------
Time Warner Inc., Sr. Unsec. Gtd. Global
  Notes,
  6.15%, 05/01/07(c)                              330,000       330,693
=======================================================================
                                                                787,787
=======================================================================

MULTI-LINE INSURANCE-0.41%

Liberty Mutual Insurance Co., Notes, 8.20%,
  05/04/07 (Acquired 04/13/06; Cost
  $225,799)(c)(d)                                 220,000       221,907
-----------------------------------------------------------------------
Unitrin Inc., Sr. Unsec. Notes, 5.75%,
  07/01/07(c)                                     150,000       150,249
=======================================================================
                                                                372,156
=======================================================================

MULTI-UTILITIES-0.95%

Ameren Corp., Bonds, 4.26%, 05/15/07(c)           140,000       139,401
-----------------------------------------------------------------------
Dominion Capital Trust I, Jr. Unsec. Gtd.
  Trust Pfd. Bonds, 7.83%, 12/01/27(c)            140,000       146,224
-----------------------------------------------------------------------
PSI Energy, Inc., Unsec. Deb., 7.85%,
  10/15/07(c)                                      40,000        40,717
-----------------------------------------------------------------------
Sempra Energy, Sr. Notes, 4.62%, 05/17/07(c)       40,000        39,878
-----------------------------------------------------------------------
Tampa Electric Co., Unsec. Unsub. Notes,
  5.38%, 08/15/07(c)                              215,000       214,897
-----------------------------------------------------------------------
TE Products Pipeline Co., Sr. Unsec. Notes,
  6.45%, 01/15/08(c)                               30,000        29,964
-----------------------------------------------------------------------
Virginia Electric and Power Co.-Series A, Sr.
  Unsec. Unsub. Notes, 5.38%, 02/01/07(c)         240,000       239,966
=======================================================================
                                                                851,047
=======================================================================

OFFICE REIT'S-0.11%

EOP Operating L.P., Sr. Unsec. Notes, 6.76%,
  06/15/07(c)                                     100,000       100,659
=======================================================================

-----------------------------------------------------------------------
                                               PRINCIPAL
                                                 AMOUNT        VALUE

OIL & GAS EXPLORATION & PRODUCTION-0.47%

Pemex Project Funding Master Trust, Unsec.
  Gtd. Unsub. Global Notes,
  5.75%, 12/15/15(c)                           $  165,000   $   164,719
-----------------------------------------------------------------------
  8.63%, 02/01/22(c)                              175,000       216,834
-----------------------------------------------------------------------
Varco International Inc., Sr. Unsec. Gtd.
  Notes,
  7.50%, 02/15/08(c)                               45,000        45,890
=======================================================================
                                                                427,443
=======================================================================

OIL & GAS REFINING & MARKETING-0.06%

Western Power Distribution Holdings Ltd.
  (United Kingdom), Unsec. Unsub. Notes,
  7.38%, 12/15/28 (Acquired 01/25/05; Cost
  $56,019)(c)(d)                                   50,000        55,211
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-3.17%

BankAmerica Capital II-Series 2, Jr. Unsec.
  Gtd. Sub. Trust Pfd. Notes, 8.00%,
  12/15/26(c)                                      80,000        82,978
-----------------------------------------------------------------------
Barnett Capital II, Gtd. Trust Pfd. Bonds,
  7.95%, 12/01/26(c)                              100,000       103,722
-----------------------------------------------------------------------
General Electric Capital Corp., Unsec.
  Floating Rate Putable Deb., 5.11%,
  09/01/07(c)(f)                                   55,000        54,730
-----------------------------------------------------------------------
JPM Capital Trust I, Gtd. Trust Pfd. Notes,
  7.54%, 01/15/27(c)                              420,000       437,468
-----------------------------------------------------------------------
Mantis Reef Ltd. (Australia), Notes, 4.69%,
  11/14/08 (Acquired 08/11/06; Cost
  $195,854)(c)(d)                                 200,000       196,778
-----------------------------------------------------------------------
Mizuho JGB Investment LLC-Series A, Sub.
  Bonds, 9.87% (Acquired 06/16/04-07/28/05;
  Cost $356,092)(c)(d)(g)                         315,000       334,492
-----------------------------------------------------------------------
NB Capital Trust IV, Gtd. Trust Pfd. Bonds,
  8.25%, 04/15/27(c)                              460,000       481,684
-----------------------------------------------------------------------
Pemex Finance Ltd. (Mexico), Sr. Unsec.
  Global Notes,
  8.02%, 05/15/07(c)                               50,000        50,302
-----------------------------------------------------------------------
  Series 1999-2, Class A1, Global Bonds,
  9.69%, 08/15/09(c)                              308,000       324,598
-----------------------------------------------------------------------
Regional Diversified Funding (Cayman
  Islands), Sr. Notes, 9.25%, 03/15/30
  (Acquired 09/22/04; Cost $169,578)(c)(d)        143,333       162,821
-----------------------------------------------------------------------
Residential Capital LLC, Sr. Unsec. Floating
  Rate Global Notes,
  6.74%, 06/29/07(c)(f)                           150,000       150,727
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Floating Rate Notes,
  5.85%, 06/09/08(c)(f)                           135,000       134,873
-----------------------------------------------------------------------
Textron Financial Corp.-Series E, Floating
  Rate Medium Term Notes, 6.94%,
  12/01/07(c)(f)                                  100,000       101,001
-----------------------------------------------------------------------
Twin Reefs Pass-Through Trust, Floating Rate
  Pass Through Ctfs., 6.35% (Acquired
  12/07/04; Cost $100,000)(c)(d)(f)(g)            100,000       100,190
-----------------------------------------------------------------------
Two-Rock Pass Through Trust (Bermuda),
  Floating Rate Pass Through Ctfs., 6.32%
  (Acquired 11/10/06; Cost
  $100,118)(c)(d)(f)(g)                           100,000        98,522
-----------------------------------------------------------------------

AIM V.I. Basic Balanced Fund

                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

UFJ Finance Aruba AEC (Aruba), Gtd. Sub.
  Second Tier Euro Bonds, 8.75%(c)(g)          $   40,000   $    42,237
=======================================================================
                                                              2,857,123
=======================================================================

PAPER PRODUCTS-0.12%

Union Camp Corp., Notes, 6.50%, 11/15/07(c)       105,000       105,970
=======================================================================

PROPERTY & CASUALTY INSURANCE-1.36%

CNA Financial Corp., Sr. Unsec. Notes, 6.45%,
  01/15/08(c)                                     185,000       186,623
-----------------------------------------------------------------------
Executive Risk Capital Trust-Series B, Gtd.
  Trust Pfd. Bonds, 8.68%, 02/01/27(c)            155,000       162,370
-----------------------------------------------------------------------
First American Capital Trust I, Gtd. Trust
  Pfd. Notes, 8.50%, 04/15/12(c)                  285,000       302,416
-----------------------------------------------------------------------
Oil Casualty Insurance Ltd. (Bermuda), Unsec.
  Sub. Deb., 8.00%, 09/15/34 (Acquired
  04/29/05-06/09/05; Cost $213,696)(c)(d)         200,000       199,302
-----------------------------------------------------------------------
Oil Insurance Ltd., Notes, 7.56% (Acquired
  06/15/06; Cost $360,000)(c)(d)(g)               360,000       375,908
=======================================================================
                                                              1,226,619
=======================================================================

PUBLISHING-0.22%

New York Times Co., Medium Term Notes, 4.63%,
  06/25/07(c)                                     200,000       199,148
=======================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.21%

Realogy Corp., Sr. Floating Rate Notes,
  6.07%, 10/20/09 (Acquired 10/13/06; Cost
  $30,000)(c)(d)(f)                                30,000        30,019
-----------------------------------------------------------------------
  Sr. Notes,
  6.50%, 10/15/16 (Acquired
  10/13/06-10/16/06; Cost $95,137)(c)(d)           95,000        95,792
-----------------------------------------------------------------------
Southern Investments UK PLC (United Kingdom),
  Gtd. Trust Pfd. Yankee Notes, 8.23%,
  02/01/27(c)                                      60,000        60,900
=======================================================================
                                                                186,711
=======================================================================

REGIONAL BANKS-1.29%

Cullen/Frost Capital Trust I, Unsec. Sub.
  Floating Rate Notes, 9.92%, 03/01/34(c)(f)      200,000       204,448
-----------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate Trust
  Pfd. Bonds, 5.94%, 06/01/28(c)(f)               100,000        96,628
-----------------------------------------------------------------------
Popular North America Inc.-Series F, Medium
  Term Notes, 5.20%, 12/12/07(c)                  220,000       218,555
-----------------------------------------------------------------------
Summit Capital Trust I-Series B, Gtd. Trust
  Pfd. Bonds, 8.40%, 03/15/27(c)                  100,000       104,900
-----------------------------------------------------------------------
TCF National Bank, Sub. Notes, 5.00%,
  06/15/14(c)                                      60,000        58,962
-----------------------------------------------------------------------
Western Financial Bank, Unsec. Sub. Deb.,
  9.63%, 05/15/12(c)                              430,000       476,999
=======================================================================
                                                              1,160,492
=======================================================================

-----------------------------------------------------------------------
                                               PRINCIPAL
                                                 AMOUNT        VALUE

REINSURANCE-0.32%

Reinsurance Group of America, Inc., Jr.
  Unsec. Sub. Deb., 6.75%, 12/15/65(c)         $  100,000   $   100,501
-----------------------------------------------------------------------
Stingray Pass-Through Trust, Pass Through
  Ctfs.,
  5.90%, 01/12/15 (Acquired
  01/07/05-11/03/05; Cost $196,920)(c)(d)         200,000       187,028
=======================================================================
                                                                287,529
=======================================================================

RETAIL REIT'S-0.35%

Developers Diversified Realty Corp., Sr.
  Medium Term Notes, 7.00%, 03/19/07(c)           140,000       140,437
-----------------------------------------------------------------------
JDN Realty Corp., Unsec. Sub. Notes, 6.95%,
  08/01/07(c)                                     170,000       171,394
=======================================================================
                                                                311,831
=======================================================================

SOVEREIGN DEBT-0.09%

Russian Federation (Russia)-REGS, Unsec.
  Unsub. Euro Bonds, 10.00%, 06/26/07
  (Acquired 05/14/04-05/18/04; Cost
  $90,094)(c)(d)                                   80,000        81,896
=======================================================================

SPECIALIZED CONSUMER SERVICES-0.10%

Block Financial Corp., Sr. Unsec. Gtd. Unsub.
  Notes,
  8.50%, 04/15/07(c)                               91,000        91,704
=======================================================================

SPECIALIZED REIT'S-0.39%

Health Care Property Investors, Inc.,
  Floating Rate Medium Term Notes,
  5.81%, 09/15/08(c)(f)                           140,000       140,407
-----------------------------------------------------------------------
  Sr. Medium Term Notes,
  6.30%, 09/15/16(c)                              110,000       112,121
-----------------------------------------------------------------------
Health Care REIT, Inc., Sr. Notes, 5.88%,
  05/15/15(c)                                     100,000        98,905
=======================================================================
                                                                351,433
=======================================================================

SPECIALTY CHEMICALS-0.17%

ICI Wilmington Inc., Gtd. Notes, 7.05%,
  09/15/07(c)                                     150,000       151,464
=======================================================================

STEEL-0.10%

Commercial Metals Co., Unsec. Unsub. Notes,
  6.80%, 08/01/07(c)                               90,000        90,612
=======================================================================

THRIFTS & MORTGAGE FINANCE-0.54%

Countrywide Home Loans, Inc.-Series E, Gtd.
  Medium Term Notes, 6.94%, 07/16/07(c)           100,000       100,795
-----------------------------------------------------------------------
Dime Capital Trust I-Series A, Gtd. Trust
  Pfd. Notes,
  9.33%, 05/06/27(c)                               65,000        68,773
-----------------------------------------------------------------------
Great Western Financial Trust II-Series A,
  Jr. Gtd. Sub. Trust Pfd. Notes, 8.21%,
  02/01/27(c)                                      77,000        80,480
-----------------------------------------------------------------------
Greenpoint Capital Trust I, Gtd. Sub. Trust
  Pfd. Notes, 9.10%, 06/01/27(c)                  165,000       174,741
-----------------------------------------------------------------------
Washington Mutual Capital I, Gtd. Sub. Trust
  Pfd. Notes, 8.38%, 06/01/27(c)                   60,000        63,120
=======================================================================
                                                                487,909
=======================================================================

TOBACCO-0.35%

Altria Group, Inc., Unsec. Notes, 7.20%,
  02/01/07(c)                                     311,000       311,370
=======================================================================

AIM V.I. Basic Balanced Fund

                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

TRUCKING-0.12%

Roadway Corp., Sr. Sec. Gtd. Global Notes,
  8.25%, 12/01/08(c)                           $  100,000   $   104,333
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.44%

Alamosa Delaware Inc., Sr. Gtd. Global Notes,
  8.50%, 01/31/12(c)                              210,000       223,368
-----------------------------------------------------------------------
Sprint Nextel Corp., Deb., 9.25%, 04/15/22(c)     140,000       168,381
=======================================================================
                                                                391,749
=======================================================================
    Total Bonds & Notes (Cost $22,894,892)                   22,781,093
=======================================================================

U.S. MORTGAGE-BACKED SECURITIES-10.66%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-3.10%

Federal Home Loan Mortgage Corp., Pass
  Through Ctfs.,
  7.00%, 06/01/15 to 06/01/32(c)                   44,826        46,093
-----------------------------------------------------------------------
  6.00%, 04/01/16 to 11/01/33(c)                  543,531       549,335
-----------------------------------------------------------------------
  5.50%, 10/01/18(c)                              233,383       233,751
-----------------------------------------------------------------------
  7.50%, 11/01/30 to 05/01/31(c)                   28,326        29,490
-----------------------------------------------------------------------
  6.50%, 05/01/32 to 08/01/32(c)                   33,723        34,490
-----------------------------------------------------------------------
  Pass Through Ctfs., TBA,
  4.50%, 01/01/22(c)(h)                           186,000       179,258
-----------------------------------------------------------------------
  5.00%, 01/01/22 to 01/01/37(c)(h)               681,460       657,617
-----------------------------------------------------------------------
  5.50%, 01/01/37(c)(h)                         1,072,702     1,060,969
=======================================================================
                                                              2,791,003
=======================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-6.65%

Federal National Mortgage Association, Pass
  Through Ctfs.,
  6.50%, 04/01/14 to 10/01/35(c)                  511,809       524,344
-----------------------------------------------------------------------
  7.50%, 11/01/15(c)                                3,672         3,804
-----------------------------------------------------------------------
  7.00%, 02/01/16 to 09/01/32(c)                   74,633        76,823
-----------------------------------------------------------------------
  6.00%, 01/01/17(c)                                5,626         5,711
-----------------------------------------------------------------------
  6.00%, 05/01/17(c)                               95,192(i)      96,621
-----------------------------------------------------------------------
  5.00%, 04/01/18(c)                              249,536       245,942
-----------------------------------------------------------------------
  4.50%, 11/01/18(c)                              102,215        98,879
-----------------------------------------------------------------------
  8.00%, 08/01/21 to 12/01/23(c)                   27,274        28,725
-----------------------------------------------------------------------
  Pass Through Ctfs., TBA,
  5.00%, 01/01/22(c)(h)                           727,770       715,489
-----------------------------------------------------------------------
  5.50%, 01/01/22 to 01/01/37(c)(h)             3,212,840     3,186,824
-----------------------------------------------------------------------
  6.00%, 01/01/37(c)(h)                           999,650     1,006,523
=======================================================================
                                                              5,989,685
=======================================================================

-----------------------------------------------------------------------
                                               PRINCIPAL
                                                 AMOUNT        VALUE

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-0.91%

Government National Mortgage Association,
  Pass Through Ctfs.,
  7.50%, 06/15/23 to 10/15/31(c)               $   37,362   $    39,011
-----------------------------------------------------------------------
  8.50%, 11/15/24(c)                               91,548        98,911
-----------------------------------------------------------------------
  8.00%, 08/15/25(c)                               12,835        13,595
-----------------------------------------------------------------------
  6.50%, 03/15/29 to 12/15/33(c)                  129,389       132,965
-----------------------------------------------------------------------
  6.00%, 09/15/31 to 05/15/33(c)                  313,041       318,072
-----------------------------------------------------------------------
  5.50%, 12/15/33 to 02/15/34(c)                  222,654       221,861
=======================================================================
                                                                824,415
=======================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $9,631,085)                                       9,605,103
=======================================================================

ASSET-BACKED SECURITIES-1.19%

COLLATERALIZED MORTGAGE OBLIGATIONS-0.13%

Federal Home Loan Bank-Series TQ-2015, Class
  A, Pass Through Ctfs., 5.07%, 10/20/15(c)       118,407       117,044
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.95%

Citicorp Lease Pass-Through Trust-Series
  1999-1, Class A2, Pass Through Ctfs.,
  8.04%, 12/15/19 (Acquired
  11/04/98-02/09/06; Cost $1,354,303)(c)(d)       325,000       383,008
-----------------------------------------------------------------------
LILACS Repackaging 2005-I Series A, Sr. Sec.
  Notes,
  5.14%, 01/15/64 (Acquired 07/14/05; Cost
  $489,556)(d)(j)                                 489,556       475,516
=======================================================================
                                                                858,524
=======================================================================

PROPERTY & CASUALTY INSURANCE-0.11%

North Front Pass-Through Trust, Pass Through
  Ctfs. Bonds, 5.81%, 12/15/24 (Acquired
  12/08/04; Cost $100,000)(c)(d)                  100,000        98,764
=======================================================================
    Total Asset-Backed Securities (Cost
      $1,069,420)                                             1,074,332
=======================================================================

                                                 SHARES
=======================================================================

PREFERRED STOCKS-0.59%

LIFE & HEALTH INSURANCE-0.12%

Aegon N.V., 6.38% Pfd. (Netherlands)                4,100       106,477
=======================================================================

THRIFTS & MORTGAGE FINANCE-0.33%

Fannie Mae, Series J,
  6.45% Floating Rate Pfd.,(f)                      2,950       148,090
-----------------------------------------------------------------------
  Series K,
  5.40% Floating Rate Pfd.,(f)                      2,950       147,648
=======================================================================
                                                                295,738
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.14%

Telephone & Data Systems, Inc.-Series A,
  7.60% Pfd.                                        5,000       125,350
=======================================================================
    Total Preferred Stocks (Cost $527,542)                      527,565
=======================================================================

AIM V.I. Basic Balanced Fund

                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

MUNICIPAL OBLIGATIONS-0.56%

Detroit (City of), Michigan; Series 2005 A-1,
  Taxable Capital Improvement Limited Tax GO
  (INS-Ambac Assurance Corp.),
  4.96%, 04/01/20(c)(e)                        $   65,000   $    61,063
-----------------------------------------------------------------------
  Series 2005, Taxable COP (INS-Financial
  Guaranty Insurance Co.),
  4.95%, 06/15/25(c)(e)                            80,000        73,747
-----------------------------------------------------------------------
Indianapolis (City of), Indiana Local Public
  Improvement Bond Bank; Series 2005 A,
  Taxable RB,
  4.87%, 07/15/16(c)                               50,000        48,081
-----------------------------------------------------------------------
  5.22%, 07/15/20(c)                               50,000        48,768
-----------------------------------------------------------------------
  5.28%, 01/15/22(c)                               25,000        24,342
-----------------------------------------------------------------------
Industry (City of), California Urban
  Development Agency (Project 3); Series
  2003, Taxable Allocation RB, (INS-MBIA
  Insurance Corp.)
  6.10%, 05/01/24(c)(e)                           125,000       128,212
-----------------------------------------------------------------------
Phoenix (City of), Arizona Civic Improvement
  Corp.; Series 2004, Taxable Rental Car
  Facility Charge RB (INS-Financial Guaranty
  Insurance Co.),
  3.69%, 07/01/07(c)(e)                            50,000        49,605
-----------------------------------------------------------------------
  4.21%, 07/01/08(c)(e)                            75,000        73,895
=======================================================================
    Total Municipal Obligations (Cost
      $522,940)                                                 507,713
=======================================================================

-----------------------------------------------------------------------
                                               PRINCIPAL
                                                 AMOUNT        VALUE

COMMERCIAL PAPER-0.31%

BROADCASTING & CABLE TV-0.31%

Cox Communications Inc., Floating Rate
  Commercial Paper, 5.62%, 8/15/07 (Acquired
  11/03/06; Cost $280,000)(c)(d)(f)            $  280,000   $   280,048
=======================================================================

U.S. GOVERNMENT AGENCY SECURITIES-0.22%

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-0.22%

Unsec. Floating Rate Global Notes, 3.20%,
  02/17/09 (Cost $200,000)(c)(f)                  200,000       195,646
=======================================================================

                                                 SHARES
=======================================================================

MONEY MARKET FUNDS-3.19%

Liquid Assets Portfolio-Institutional
  Class(k)                                      1,436,490     1,436,490
-----------------------------------------------------------------------
Premier Portfolio-Institutional Class(k)        1,436,490     1,436,490
=======================================================================
    Total Money Market Funds (Cost
      $2,872,980)                                             2,872,980
=======================================================================
TOTAL INVESTMENTS-107.23% (Cost $84,020,892)                 96,599,391
=======================================================================
OTHER ASSETS LESS LIABILITIES-(7.23)%                        (6,510,107)
=======================================================================
NET ASSETS-100.00%                                          $90,089,284
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
COP     - Certificates of Participation
Ctfs    - Certificates
Deb.    - Debentures
GO      - General Obligation Bonds
Gtd.    - Guaranteed
INS     - Insurer
Jr.     - Junior
LILACS  - Life Insurance and Life Annuities Backed Charitable Securities
Pfd.    - Preferred
RB      - Revenue Bonds
REGS    - Regulation S
REIT    - Real Estate Investment Trust
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2006 was $2,707,661, which represented 3.01% of the Fund's Net Assets. See Note 1A.
(c) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate value of these securities at December 31, 2006 was $33,968,419, which represented 37.71% of the Fund's Net Assets. See
    Note 1A.
(d) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at December 31, 2006 was $6,419,259, which represented 7.13% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(e) Principal and/or interest payments are secured by the bond insurance company listed.
(f) Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2006.
(g) Perpetual bond with no specified maturity date.
(h) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1I.
(i) All or a portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1N and Note 8.
(j) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase. The value of this security considered illiquid at December 31, 2006 represented 0.53% of the Fund's Net Assets.
(k) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Basic Balanced Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:

Investments, at value (cost $81,147,912)            $ 93,726,411
----------------------------------------------------------------
Investments in affiliated money market funds (cost
  $2,872,980)                                          2,872,980
================================================================
    Total investments (cost $84,020,892)              96,599,391
================================================================
Foreign currencies, at value (cost $2,616)                 2,632
----------------------------------------------------------------
Cash                                                      15,808
----------------------------------------------------------------
Receivables for:
  Investments sold                                     2,235,859
----------------------------------------------------------------
  Dividends and Interest                                 525,908
----------------------------------------------------------------
Investment for trustee deferred compensation and
  retirement plans                                        37,679
----------------------------------------------------------------
Other assets                                               1,961
================================================================
    Total assets                                      99,419,238
________________________________________________________________
================================================================

LIABILITIES:

Payables for:
  Investments purchased                                9,095,983
----------------------------------------------------------------
  Fund shares reacquired                                  87,963
----------------------------------------------------------------
  Dividends                                                   87
----------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                                 43,755
----------------------------------------------------------------
  Unrealized depreciation on credit default swap
    agreements                                             1,151
----------------------------------------------------------------
  Variation margin                                         6,100
----------------------------------------------------------------
Accrued administrative services fees                      49,190
----------------------------------------------------------------
Accrued distribution fees -- Series II                     3,687
----------------------------------------------------------------
Accrued trustees' and officer's fees and benefits          3,632
----------------------------------------------------------------
Accrued transfer agent fees                                  756
----------------------------------------------------------------
Accrued operating expenses                                37,650
================================================================
    Total liabilities                                  9,329,954
================================================================
Net assets applicable to shares outstanding         $ 90,089,284
________________________________________________________________
================================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                       $ 93,060,770
----------------------------------------------------------------
Undistributed net investment income                    1,981,205
----------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies,
  futures contracts, option contracts and credit
  default swap agreements                            (17,457,342)
----------------------------------------------------------------
Unrealized appreciation of investment securities,
  foreign currencies, futures contracts and credit
  default swap agreements                             12,504,651
================================================================
                                                    $ 90,089,284
________________________________________________________________
================================================================

NET ASSETS:

Series I                                            $ 84,211,678
________________________________________________________________
================================================================
Series II                                           $  5,877,606
________________________________________________________________
================================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                               7,065,409
________________________________________________________________
================================================================
Series II                                                496,436
________________________________________________________________
================================================================
Series I:
  Net asset value per share                         $      11.92
________________________________________________________________
================================================================
Series II:
  Net asset value per share                         $      11.84
________________________________________________________________
================================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2006

INVESTMENT INCOME:

Interest                                              $1,731,382
----------------------------------------------------------------
Dividends (net of foreign withholding taxes of
  $16,154)                                             1,001,583
----------------------------------------------------------------
Dividends from affiliated money market funds             118,877
================================================================
    Total investment income                            2,851,842
================================================================

EXPENSES:

Advisory fees                                            695,975
----------------------------------------------------------------
Administrative services fees                             244,188
----------------------------------------------------------------
Custodian fees                                            27,190
----------------------------------------------------------------
Distribution fees -- Series II                            14,454
----------------------------------------------------------------
Transfer agent fees                                        8,986
----------------------------------------------------------------
Trustees' and officer's fees and benefits                 17,758
----------------------------------------------------------------
Other                                                     76,000
================================================================
    Total expenses                                     1,084,551
================================================================
Less: Fees waived and expense offset arrangements       (225,715)
================================================================
    Net expenses                                         858,836
================================================================
Net investment income                                  1,993,006
================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FUTURES CONTRACTS,
  OPTION CONTRACTS AND CREDIT DEFAULT SWAP
  AGREEMENTS:

Net realized gain (loss) from:
  Investment securities (includes net gains from
    securities sold to affiliates of $4,495)           3,788,604
----------------------------------------------------------------
  Foreign currencies                                       2,327
----------------------------------------------------------------
  Futures contracts                                      (18,476)
----------------------------------------------------------------
  Option contracts written                                 5,950
----------------------------------------------------------------
  Credit default swap agreements                            (523)
================================================================
                                                       3,777,882
================================================================
Change in net unrealized appreciation (depreciation)
  of:
  Investment securities                                3,500,176
----------------------------------------------------------------
  Foreign currencies                                         104
----------------------------------------------------------------
  Futures contracts                                      (90,765)
----------------------------------------------------------------
  Credit default swap agreements                          (1,151)
================================================================
                                                       3,408,364
================================================================
Net gain from investment securities, foreign
  currencies, futures contracts, option contracts
  and credit default swap agreements                   7,186,246
================================================================
Net increase in net assets resulting from operations  $9,179,252
________________________________________________________________
================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Basic Balanced Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2006 and 2005

                                                                  2006            2005
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  1,993,006    $  1,647,423
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures contracts, option contracts and
    credit default swap agreements                               3,777,882       2,363,092
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, futures contracts and
    credit default swap agreements                               3,408,364         914,805
==========================================================================================
    Net increase in net assets resulting from operations         9,179,252       4,925,320
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (1,595,527)     (1,309,455)
------------------------------------------------------------------------------------------
  Series II                                                        (98,205)        (72,217)
==========================================================================================
    Decrease in net assets resulting from distributions         (1,693,732)     (1,381,672)
==========================================================================================
Share transactions-net:
  Series I                                                     (13,432,639)    (11,775,262)
------------------------------------------------------------------------------------------
  Series II                                                       (466,801)         23,488
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (13,899,440)    (11,751,774)
==========================================================================================
    Net increase (decrease) in net assets                       (6,413,920)     (8,208,126)
==========================================================================================

NET ASSETS:

  Beginning of year                                             96,503,204     104,711,330
==========================================================================================
  End of year (including undistributed net investment income
    of $1,981,205 and $1,628,613, respectively)               $ 90,089,284    $ 96,503,204
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Basic Balanced Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Basic Balanced Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital and current income.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses

AIM V.I. Basic Balanced Fund

     and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a "fee" or a "drop". "Fee" income which is agreed upon amongst the parties at the commencement of the dollar roll and the "drop" which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act. At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the purchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

AIM V.I. Basic Balanced Fund


       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

L. COVERED CALL OPTIONS -- The Fund may write call options, including options on futures. A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. Written call options are recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

       An option on a futures contract gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying futures contract on the exercise date. The value of a futures contract fluctuates with changes in the market values of the securities underlying the futures contract. In writing futures contract options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of underlying portfolio securities. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M. PUT OPTIONS PURCHASED AND WRITTEN -- The Fund may purchase and write put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

N. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

O. SWAP AGREEMENTS -- The Fund may enter into various swap transactions, including interest rate, index, currency exchange rate and credit default swap contracts ("CDS") for investment purposes or to manage interest rate, currency or credit risk.

       Interest rate, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

       A CDS is an agreement between two parties ("Counterparties") to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver the corresponding bonds, or other similar bonds issued by the same reference entity to the seller, and the seller would pay the full notional value, or the "par value", of the referenced obligation to the Fund. A

AIM V.I. Basic Balanced Fund

     seller of a CDS is said to sell protection and thus would receive the fixed payment stream. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer the full notional value of the referenced obligation, and the Fund would receive the corresponding bonds or similar bonds issued by the same reference entity. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. Because the CDS is a bilateral agreement between Counterparties, the transaction can alternatively be settled by a cash payment in the case of a credit event.

       Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by "marking to market" on a daily basis to reflect the value of the swap agreement at the end of each trading day. The Fund accrues for the fixed payments on swap agreements on a daily basis with the net amount accrued recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities.

P. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $150 million                                            0.75%
===================================================================
Over $150 million                                             0.50%
 __________________________________________________________________
===================================================================


    Through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $150 million                                            0.62%
--------------------------------------------------------------------
Next $4.85 billion                                            0.50%
--------------------------------------------------------------------
Next $5 billion                                               0.475%
====================================================================
Over $10 billion                                              0.45%
 ___________________________________________________________________
====================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 0.91% and Series II shares to 1.16% of average daily net assets, through at least April 30, 2008. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2006, AIM waived advisory fees of $223,387.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2006, AMVESCAP did not reimburse any such expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. The Fund may reimburse AIM for up to 0.25% of average daily assets invested by each insurance company providing administrative services to the Fund. Pursuant to such agreement, for the year ended December 31, 2006, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $194,188 for services provided by insurance companies.

AIM V.I. Basic Balanced Fund


    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with AIM Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2006, expenses incurred under the Plan are shown in the Statement of Operations as distribution fees.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2006.

                                                                         CHANGE IN
                                                                         UNREALIZED                                    REALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND       GAIN
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      12/31/06        INCOME       (LOSS)
-------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $  850,068       $16,959,474       $(16,373,052)         $   --         $1,436,490      $ 59,416      $   --
-------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class              850,068         8,195,310         (9,045,378)             --                 --        26,494          --
-------------------------------------------------------------------------------------------------------------------------------
Premier
  Portfolio-
  Institutional
  Class                   --         9,533,285         (8,096,795)             --          1,436,490        32,967          --
===============================================================================================================================
  Total
    Investments
    in
    Affiliates    $1,700,136       $34,688,069       $(33,515,225)         $   --         $2,872,980      $118,877      $   --
_______________________________________________________________________________________________________________________________
===============================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2006, the Fund engaged in securities sales of $106,888, which resulted in net realized gains of $4,495, and securities purchases of $1,135,179.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) custodian credits which result from periodic overnight cash balances at the custodian and (ii) a one time custodian fee credit to be used to offset future custodian fees. For the year ended December 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $2,328.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2006, the Fund paid legal fees of $4,109 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing

AIM V.I. Basic Balanced Fund

fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--FUTURES CONTRACTS

On December 31, 2006, $95,192 principal amount of U.S. Mortgage-Backed obligations were pledged as collateral to cover margin requirements for open futures contracts.

                                           OPEN FUTURES CONTRACTS AT PERIOD END
--------------------------------------------------------------------------------------------------------------------------
                                                                                                              UNREALIZED
                                                              NUMBER OF       MONTH/           VALUE         APPRECIATION
CONTRACT                                                      CONTRACTS     COMMITMENT       12/31/06       (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 2 Year Notes                                        8        Mar-07/Long      $ 1,632,250        $ (6,239)
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Notes                                      48        Mar-07/Long        5,158,500         (60,354)
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 30 Year Bonds                                       8        Mar-07/Long          891,500         (18,199)
==========================================================================================================================
                                                                                            $ 7,682,250        $(84,792)
==========================================================================================================================
Eurodollar GLOBEX2 etrading                                      18        Dec-07/Short     $(4,277,250)       $  4,367
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Notes                                        6        Mar-07/Short        (630,375)          4,688
==========================================================================================================================
                                                                                            $(4,907,625)       $  9,055
==========================================================================================================================
  Total Open Futures contracts                                                              $ 2,774,625        $(75,737)
__________________________________________________________________________________________________________________________
==========================================================================================================================

NOTE 9--CREDIT DEFAULT SWAPS AGREEMENTS

                                        OPEN CREDIT DEFAULT SWAP AGREEMENTS AT PERIOD-END
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       NOTIONAL      UNREALIZED
                                          REFERENCE          BUY/SELL     PAY/RECEIVE    EXPIRATION     AMOUNT      APPRECIATION
COUNTERPARTY                               ENTITY           PROTECTION    FIXED RATE        DATE        (000)      (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Leman Brothers Inc.                  Dow Jones CDX.NA.IG       Buy           0.40%       12/20/2011      $650         $(1,151)
_________________________________________________________________________________________________________________________________
=================================================================================================================================

NOTE 10--OPTION CONTRACTS WRITTEN

                                       TRANSACTIONS DURING THE PERIOD
------------------------------------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS    PUT OPTION CONTRACTS
                                                              ---------------------    ---------------------
                                                              NUMBER OF    PREMIUMS    NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED    CONTRACTS    RECEIVED
------------------------------------------------------------------------------------------------------------
Beginning of period                                               --       $    --         --       $    --
------------------------------------------------------------------------------------------------------------
Written                                                           12         2,049         25         4,078
------------------------------------------------------------------------------------------------------------
Closed                                                            --            --        (15)       (2,331)
------------------------------------------------------------------------------------------------------------
Expired                                                          (12)       (2,049)       (10)       (1,747)
============================================================================================================
End of period                                                     --       $    --         --       $    --
____________________________________________________________________________________________________________
============================================================================================================

AIM V.I. Basic Balanced Fund

NOTE 11--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2006 and 2005 was as follows:

                                                                 2006          2005
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $1,693,732    $1,381,672
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2006, the components of net assets on a tax basis were as follows:

                                                                    2006
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  2,019,021
----------------------------------------------------------------------------
Unrealized appreciation -- investments                            12,430,720
----------------------------------------------------------------------------
Temporary book/tax differences                                       (38,139)
----------------------------------------------------------------------------
Capital loss carryover                                           (17,383,088)
----------------------------------------------------------------------------
Shares of beneficial interest                                     93,060,770
============================================================================
  Total net assets                                              $ 90,089,284
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales, the recognition of gains (losses) on dollar roll transactions, the realization for tax purpose of unrealized gains (losses) on certain future contracts and credit default swap agreements. The tax-basis net unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $104, credit default swap agreements of $(336) and remaining proceeds to be received on Candescent Technologies Corp. of $2,936.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $3,340,947 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2006 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                                $ 1,166,135
-----------------------------------------------------------------------------
December 31, 2010                                                 16,216,953
=============================================================================
Total capital loss carryforward                                  $17,383,088
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 12--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2006 was $38,554,193 and $52,307,864, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $1,635,728 and $2,649,468.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $13,791,363
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (1,363,347)
===============================================================================
Net unrealized appreciation of investment securities               $12,428,016
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $84,171,375.

NOTE 13--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of defaulted bonds, foreign currency transactions, paydowns on mortgage-backed securities, treatment of partnerships and credit default swaps agreements, on December 31, 2006, undistributed net investment income was increased by $53,318 and undistributed net realized gain (loss) was decreased by $53,318. This reclassification had no effect on the net assets of the Fund.

AIM V.I. Basic Balanced Fund

NOTE 14--SHARE INFORMATION

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED
                                                                                    DECEMBER 31,
                                                              --------------------------------------------------------
                                                                       2006(a)                         2005
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                       360,135    $  4,088,599     6,962,166    $ 72,685,111
----------------------------------------------------------------------------------------------------------------------
  Series II                                                       47,372         532,918       271,411       2,830,503
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       134,985       1,595,527       119,258       1,309,455
----------------------------------------------------------------------------------------------------------------------
  Series II                                                        8,358          98,205         6,619          72,217
======================================================================================================================
Reacquired:
  Series I                                                    (1,679,810)    (19,116,765)   (8,187,375)    (85,769,828)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                      (97,098)     (1,097,924)     (276,220)     (2,879,232)
======================================================================================================================
                                                              (1,226,058)   $(13,899,440)   (1,104,141)   $(11,751,774)
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 84% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 15--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and currently intends for the Fund to adopt FIN 48 provisions during the fiscal year ending December 31, 2007.

AIM V.I. Basic Balanced Fund

NOTE 16--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     SERIES I
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                               2006          2005       2004       2003       2002
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.99       $ 10.59    $  9.99    $  8.75    $ 10.84
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                       0.25          0.18       0.13       0.14       0.18
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.91          0.38       0.62       1.29      (2.02)
====================================================================================================================
    Total from investment operations                             1.16          0.56       0.75       1.43      (1.84)
====================================================================================================================
Less dividends from net investment income                       (0.23)        (0.16)     (0.15)     (0.19)     (0.25)
====================================================================================================================
Net asset value, end of period                                $ 11.92       $ 10.99    $ 10.59    $  9.99    $  8.75
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                 10.55%         5.29%      7.52%     16.36%    (17.02)%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $84,212       $90,633    $99,070    $97,665    $82,866
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.91%(c)      0.95%      1.12%      1.11%      1.17%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.15%(c)      1.15%      1.12%      1.11%      1.17%
====================================================================================================================
Ratio of net investment income to average net assets             2.16%(c)      1.68%      1.24%      1.47%      1.90%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                            44%           44%        51%       131%        90%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, with if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $87,015,154.

                                                                                     SERIES II
                                                              --------------------------------------------------------
                                                                                                          JANUARY 24,
                                                                                                             2002
                                                                                                          (DATE SALES
                                                                      YEAR ENDED DECEMBER 31,            COMMENCED) TO
                                                              ---------------------------------------     DECEMBER 31
                                                               2006         2005      2004      2003         2002
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.91       $10.53    $ 9.95    $ 8.73       $ 10.70
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                      0.22         0.15      0.10      0.12          0.14
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.91         0.37      0.62      1.29         (1.86)
======================================================================================================================
    Total from investment operations                            1.13         0.52      0.72      1.41         (1.72)
======================================================================================================================
Less dividends from net investment income                      (0.20)       (0.14)    (0.14)    (0.19)        (0.25)
======================================================================================================================
Net asset value, end of period                                $11.84       $10.91    $10.53    $ 9.95       $  8.73
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                10.36%        4.91%     7.24%    16.15%       (16.12)%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $5,878       $5,870    $5,642    $4,133       $   733
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.16%(c)     1.20%     1.37%     1.36%         1.42%(d)
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.40%(c)     1.40%     1.37%     1.36%         1.42%(d)
======================================================================================================================
Ratio of net investment income to average net assets            1.91%(c)     1.43%     0.99%     1.22%         1.65%(d)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(e)                                        44%          44%       51%      131%           90%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $5,781,500.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM V.I. Basic Balanced Fund


NOTE 17--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing; and

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. Basic Balanced Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Basic Balanced Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Basic Balanced Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

February 14, 2007
Houston, Texas

AIM V.I. Basic Balanced Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2006:

     FEDERAL AND STATE INCOME TAX

    Corporate Dividends Received Deduction*           48.17%
    U.S. Treasury Obligations*                         0.34%


      * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

AIM V.I. Basic Balanced Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993           Director and Chairman, A I M Management    None
   Trustee and Vice Chair                         Group Inc. (financial services holding
                                                  company); Director and Vice Chairman,
                                                  AMVESCAP PLC; Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm) and
                                                  Trustee and Vice Chair of The AIM Family
                                                  of Funds--Registered Trademark--

                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer);
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and President
                                                  and Principal Executive Officer of The
                                                  AIM Family of Funds--Registered
                                                  Trademark--
-------------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954     2006           Director, Chief Executive Officer and      None
   Trustee, President and                         President, A I M Management Group Inc.,
   Principal                                      AIM Mutual Fund Dealer Inc. (registered
   Executive Officer                              broker dealer), AIM Funds Management
                                                  Inc. (registered investment advisor) and
                                                  1371 Preferred Inc. (holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc., INVESCO Funds Group, Inc.
                                                  (registered investment advisor and
                                                  register transfer agent) and AIM GP
                                                  Canada Inc. (general partner for a
                                                  limited partnership); Director, A I M
                                                  Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Director and
                                                  Chairman, AIM Investment Services, Inc.,
                                                  Fund Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); Director, President and
                                                  Chairman, AVZ Callco Inc. (holding
                                                  company); AMVESCAP Inc. (holding
                                                  company) and AIM Canada Holdings Inc.
                                                  (holding company); Director and Chief
                                                  Executive Officer, AIM Trimark Corporate
                                                  Class Inc. (formerly AIM Trimark Global
                                                  Fund Inc.) (corporate mutual fund
                                                  company) and AIM Trimark Canada Fund
                                                  Inc. (corporate mutual fund company);
                                                  Trustee, President and Principal
                                                  Executive Officer of The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); Trustee and
                                                  Executive Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); and Manager,
                                                  Powershares Capital Management LLC

                                                  Formerly: President and Principal
                                                  Executive Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); Chairman, AIM
                                                  Canada Holdings, Inc.; Executive Vice
                                                  President and Chief Operations Officer,
                                                  AIM Funds Management Inc.; President,
                                                  AIM Trimark Global Fund Inc. and AIM
                                                  Trimark Canada Fund Inc.; and Director,
                                                  Trimark Trust (federally regulated
                                                  Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company
                                                  Formerly: Partner, law firm of Baker &     (2 portfolios))
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Founder, Green, Manning & Bunch Ltd.,      None
   Trustee                                        (investment banking firm); and Director,
                                                  Policy Studies, Inc. and Van Gilder
                                                  Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation (property casualty company)

                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and Director of various
                                                  affiliated Volvo companies; and
                                                  Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund
                                                  company); and Owner, Dos Angelos Ranch,    (non-profit)
                                                  L.P.

                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company
                                                                                             (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    Director, Mainstay VP Series
   Trustee                                                                                   Funds, Inc. (21 portfolios)
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. Basic Balanced Fund


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER     PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIP(S)
TRUST                              SINCE          DURING PAST 5 YEARS                       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Senior Vice President and Senior Officer  N/A
   Senior Vice President and                      of The AIM Family of Funds--Registered
   Senior Officer                                 Trademark--

                                                  Formerly: Director of Compliance and
                                                  Assistant General Counsel, ICON
                                                  Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962            2006           Director, Senior Vice President,          N/A
   Senior Vice President, Chief                   Secretary and General Counsel, A I M
   Legal Officer and Secretary                    Management Group Inc. and A I M
                                                  Advisors, Inc.; Director, Vice President
                                                  and Secretary, INVESCO Distributors,
                                                  Inc.; Vice President and Secretary,
                                                  A I M Capital Management, Inc., AIM
                                                  Investment Services, Inc., and Fund
                                                  Management Company; Senior Vice
                                                  President and Secretary, A I M
                                                  Distributors, Inc.; Director and Vice
                                                  President, INVESCO Funds Group Inc.;
                                                  Senior Vice President, Chief Legal
                                                  Officer and Secretary of The AIM Family
                                                  of Funds--Registered Trademark--; and
                                                  Manager, Powershares Capital Management
                                                  LLC

                                                  Formerly: Chief Operating Officer,
                                                  Senior Vice President, General Counsel,
                                                  and Secretary, Liberty Ridge Capital,
                                                  Inc. (an investment adviser); Vice
                                                  President and Secretary, PBHG Funds (an
                                                  investment company); Vice President and
                                                  Secretary, PBHG Insurance Series Fund
                                                  (an investment company); General Counsel
                                                  and Secretary, Pilgrim Baxter Value
                                                  Investors (an investment adviser); Chief
                                                  Operating Officer, General Counsel and
                                                  Secretary, Old Mutual Investment
                                                  Partners (a broker-dealer); General
                                                  Counsel and Secretary, Old Mutual Fund
                                                  Services (an administrator); General
                                                  Counsel and Secretary, Old Mutual
                                                  Shareholder Services (a shareholder
                                                  servicing center); Executive Vice
                                                  President, General Counsel and
                                                  Secretary, Old Mutual Capital, Inc. (an
                                                  investment adviser); and Vice President
                                                  and Secretary, Old Mutual Advisors Funds
                                                  (an investment company)
------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Global Compliance Director, AMVESCAP
   Vice President                                 PLC; and Vice President of The AIM
                                                  Family of Funds--Registered Trademark--

                                                  Formerly: Senior Vice President, A I M    N/A
                                                  Management Group Inc.; Senior Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Advisors, Inc.; Vice President and
                                                  Chief Compliance Officer, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Vice President, AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; Senior Vice President and Chief
                                                  Compliance Officer of The AIM Family of
                                                  Funds--Registered Trademark--; and
                                                  Senior Vice President and Compliance
                                                  Director, Delaware Investments Family of
                                                  Funds
------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Senior Vice President and General
   Vice President                                 Counsel, AMVESCAP PLC; Director, INVESCO
                                                  Funds Group, Inc.; and Vice President of
                                                  The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Director, Vice President and    N/A
                                                  General Counsel, Fund Management
                                                  Company; Director, Senior Vice
                                                  President, Secretary and General
                                                  Counsel, A I M Management Group Inc. and
                                                  A I M Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Senior Vice President, A I M
                                                  Distributors, Inc.; Vice President,
                                                  A I M Capital Management, Inc. and AIM
                                                  Investment Services, Inc.; Senior Vice
                                                  President, Chief Legal Officer and
                                                  Secretary of The AIM Family of
                                                  Funds--Registered Trademark--; Chief
                                                  Executive Officer and President, INVESCO
                                                  Funds Group, Inc.; and Senior Vice
                                                  President, and General Counsel, Liberty
                                                  Financial Companies, Inc. and Senior
                                                  Vice President and General Counsel
                                                  Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M  N/A
   Vice President, Principal                      Advisors, Inc.; and Vice President,
   Financial Officer and                          Treasurer and Principal Officer of The
   Treasurer                                      AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief           N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc. and Vice President
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, Senior Vice
                                                  President and Senior Investment Officer,
                                                  A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc. and The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); and
                                                  President and Principal Executive
                                                  Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust Only)

                                                  Formerly: Vice President, The AIM Family  N/A
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only)
------------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967         2005           Anti-Money Laundering Compliance
   Anti-Money Laundering                          Officer, A I M Advisors, Inc., A I M
   Compliance Officer                             Capital Management, Inc., A I M
                                                  Distributors, Inc., AIM Investment
                                                  Services, Inc., AIM Private Asset
                                                  Management, Inc., Fund Management
                                                  Company and The AIM Family of
                                                  Funds--Registered Trademark--

                                                  Formerly: Manager of the Fraud            N/A
                                                  Prevention Department, AIM Investment
                                                  Services, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958        2006           Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                       Group Inc.; Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc.; and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company

                                                  Formerly: Global Head of Product
                                                  Development, AIG-Global Investment
                                                  Group, Inc.; Chief Compliance Officer
                                                  and Deputy General Counsel,
                                                  AIG-SunAmerica Asset Management; and
                                                  Chief Compliance Officer, Chief
                                                  Operating Officer and Deputy General
                                                  Counsel, American General Investment
                                                  Management
------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            225 Franklin Street
Floor                         1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
Philadelphia, PA 19103-7599   Americas
                              New York, NY 10036-2714

   DOMESTIC EQUITY                                                                                         AIM V.I. BASIC VALUE FUND

   Large-Cap Value                                                                ANNUAL REPORT TO SHAREHOLDERS - DECEMBER 31, 2006

The Fund provides a complete list of its holdings
four times in each fiscal year, at the
quarter-ends. For the second and fourth quarters,
the lists appear in the Fund's semiannual and
annual reports to shareholders. For the first and
third quarters, the Fund files the lists with the
Securities and Exchange Commission (SEC) on Form
N-Q. The Fund's Form N-Q filings are available on
the SEC Web site, sec.gov. Copies of the Fund's
Forms N-Q may be reviewed and copied at the SEC
Public Reference Room in Washington, D.C. You can                                      [COVER GLOBE IMAGE]
obtain information on the operation of the Public
Reference Room, including information about
duplicating fee charges, by calling 202-942-8090
or 800-732-0330, or by electronic request at the
following E-mail address: publicinfo@sec.gov. The
SEC file numbers for the Fund are 811-07452 and
033-57340. The Fund's most recent portfolio
holdings, as filed on Form N-Q, have also been
made available to insurance companies issuing
variable annuity contracts and variable life
insurance policies ("variable products") that
invest in the Fund.

A description of the policies and procedures that
the Fund uses to determine how to vote proxies
relating to portfolio securities is available
without charge, upon request, from our Client
Services department at 800-410-4246 or on the AIM                                         AIM V.I. BASIC VALUE FUND seeks to provide
Web site, AIMinvestments.com. On the home page,                                                         long-term growth of capital.
scroll down and click on AIM Funds Proxy Policy.
The information is also available on the SEC Web
site, sec.gov.

Information regarding how the Fund voted proxies
related to its portfolio securities during the 12
months ended June 30, 2006, is available at our
Web site. Go to AIMinvestments.com, access the
About Us tab, click on Required Notices and then        UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT
click on Proxy Voting Activity. Next, select the        IS AS OF DECEMBER 31, 2006, AND IS BASED ON TOTAL NET ASSETS.
Fund from the drop-down menu. The information is
also available on the SEC Web site, sec.gov.

                                                        =========================================================================
                                                        THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
                                                        PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE
    [AIM INVESTMENTS LOGO]                              INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ
   --REGISTERED TRADEMARK--                             EACH CAREFULLY BEFORE INVESTING.
                                                        =========================================================================

                                                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

                                                                                           AIM V.I. BASIC VALUE FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                naturally be different than the market
=========================================================================================  and peers and have little information value since we don't own many of the same
PERFORMANCE SUMMARY                                                                        stocks.

For the year ended December 31, 2006, Series I and Series II shares of AIM V.I. Basic      MARKET CONDITIONS AND YOUR FUND
Value Fund, excluding variable product issuer charges, underperformed the S&P 500
--Registered Trademark-- Index, the Russell 1000 --Registered Trademark-- Value Index      Equity markets posted healthy gains
and the Lipper Large-Cap Value Funds Index.                                                during the year as favorable economic
                                                                                           data and solid corporate profits
   We attribute the Fund's underperformance versus its broad market and style-specific     overshadowed housing market concerns and
indexes to below-market returns from selected investments in the information               investor uncertainty regarding interest
technology, health care and industrials sectors. Top contributors to performance were      rates and oil prices. The
selected investments in the financials and consumer discretionary sectors.                 telecommunication services and energy
                                                                                           sectors led the market for the year while
   Your Fund's long-term performance appears on pages 4-5.                                 information technology and health care
                                                                                           stocks generally trailed.
FUND VS. INDEXES
                                                                                              The Fund's largest contributors during
Total returns, 12/31/05 - 12/31/06, excluding variable product issuer charges. If          the year were financial services holdings
variable product issuer charges were included, returns would be lower.                     MORGAN STANLEY, JP MORGAN AND MERRILL
                                                                                           LYNCH. All benefited from a robust
Series I Shares                                                 13.20%                     capital markets environment and rotation
Series II Shares                                                12.94                      to large-cap financials as investors
S&P 500 Index (Broad Market Index)                              15.78                      anticipated an end to Federal Reserve
Russell 1000 Value Index (Style-Specific Index)                 22.25                      Board interest rate increases. More
Lipper Large-Cap Value Funds Index (Peer Group Index)           18.28                      important, Morgan Stanley and JP Morgan,
Source: Lipper Inc.                                                                        under the leadership of new CEOs, showed
=========================================================================================  signs of improved operating and financial performance.
HOW WE INVEST                                - Market prices are more volatile than
                                             business values, partly because investors       The Fund's investment in WALT DISNEY
We seek to create wealth by maintaining a    regularly overreact to negative news.         also made a significant contribution to
long-term investment horizon and investing                                                 performance during the year. Disney's
in companies that are selling at a             Since our application of this strategy is   stock experienced a steady rise during
significant discount to their estimated      highly disciplined and relatively unique, it  2006 and ended the year up 44% as
intrinsic value -- a value that is based     is important to understand the benefits and   virtually all of the company's business
on the estimated future cash flows           limitations of our process. First, the        lines experienced healthy market share
generated by the business. The Fund's        investment strategy is intended to preserve   and earnings growth. Of particular note
philosophy is based on two elements that     your capital while growing it at              were positive developments at Disney's
we believe have extensive empirical          above-market rates over the long term.        television networks, ABC and ESPN, theme
evidence:                                    Second, our investments have little in        parks and movie studios.
                                             common with popular benchmark indexes and
- Companies have a measurable estimated      most of our peers. And third, the Fund's        A modest number of Fund holdings posted
intrinsic value. Importantly, this           short-term relative performance will          price declines during the year. The
estimated fair value is independent of the                                                 Fund's largest detractors from
company's stock price.                                                                     performance were CA and UNITEDHEALTH
                                                                                           GROUP. Enterprise software firm CA's
                                                                                           stock price declined during the year as a
                                                                                           result of investor concerns regarding
                                                                                           sen-

==================================================================================================================================

 PORTFOLIO COMPOSITION                       TOP FIVE INDUSTRIES*                          TOP 10 EQUITY HOLDINGS*

By sector
Financials                           22.4%   1.Pharmaceuticals                       7.6%  1.UnitedHealth Group Inc.          4.2%
Health Care                          18.0    2.Other Diversified Financial Services  6.7   2.Tyco International Ltd.          4.0
Consumer Discretionary               17.4    3.Industrial Conglomerates              6.6   3.JPMorgan Chase & Co.             3.7
Information Technology               13.5    4.Advertising                           6.2   4.Cardinal Health, Inc.            3.6
Industrials                          11.7    5.Investment Banking & Brokerage        5.5   5.Fannie Mae                       3.5
Energy                                7.1                                                  6.Cemex S.A. de C.V.-ADR (Mexico)  3.2
Consumer Staples                      5.6    Total Net Assets            $828.81 million   7.Interpublic Group of Cos., Inc.
Materials                             3.2    Total Number of Holdings*                43     (The)                            3.2
Money Market Funds                                                                         8.Omnicom Group Inc.               3.0
Plus Other Assets Less Liabilities    1.1                                                  9.Citigroup Inc.                   3.0
                                                                                          10.Transocean Inc.                  2.9

*Excluding money market fund holdings.

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
====================================================================================================================================


                                                                                                           AIM V.I. BASIC VALUE FUND

ior management turnover,                     best indication that your Fund is positioned     [STANLEY   Bret W. Stanley Chartered
weaker-than-expected quarterly earnings      to potentially achieve its objective of           PHOTO]    Financial Analyst, senior
and stock options issues. Despite these      long-term growth of capital.                                portfolio manager, is lead
short-term headwinds, our estimate of CA's                                                 manager of AIM V.I. Basic Value Fund. He
fundamental intrinsic value remained         CONTEXT FOR RESULTS                           began his investment career in 1988 and
unchanged.                                                                                 joined AIM in 1998. Mr. Stanley earned a
                                             We know a long-term investment horizon and    B.B.A. in finance from The University of
   A stock options scandal and near-term     attractive potential upside to our estimate   Texas at Austin and an M.S. in finance
uncertainty regarding industry               of portfolio intrinsic value are critical to  from the University of Houston.
fundamentals caused UnitedHealth's stock     creating wealth. But we understand
to decline 30% during the first half of      maintaining a long-term investment horizon      [COLEMAN    R. Canon Coleman II
2006. By mid-year, the stock recovered       is a challenge. So, when shareholders            PHOTO]    Chartered Financial
from its lows as implications of the         consider our short-term results we encourage                Analyst, portfolio manager,
options issue became clearer, a new CEO      them to review our long-term results on       is manager of AIM V.I. Basic Value Fund.
was announced and company operating          pages 4 - 5. We are long-term investors who   He began his investment career in 1996
fundamentals remained strong. UnitedHealth   provide a portfolio that in our opinion is    and joined AIM in 2000. Mr. Coleman
was among the first investments made by      distinct from market indexes and most of our  earned a B.S. and an M.S. in accounting
current management over seven years ago,     peers.                                        from the University of Florida. He also
and our long term investment case for the                                                  earned an M.B.A. from the Wharton School
company remained unchanged. We added to        Recent studies have shown short-term        at the University of Pennsylvania.
our position at mid year and UnitedHealth    results have little information value and
was the Fund's largest holding at the        the frequent trading of stocks or mutual       [SEINSHEIMER Matthew W. Seinsheimer
close of the year.                           funds is a costly exercise -- reducing            PHOTO]    Chartered Financial
                                             actual returns by several percentage points                 Analyst, senior portfolio
   During the year, we continued to reduce   per year as shareholders unknowingly          manager, is manager of AIM V.I. Basic
the Fund's energy sector exposure because    exchange tomorrow's winner for tomorrow's     Value Fund. He began his investment
we concluded equity valuations warranted     loser. In addition, a recent Yale University  career in 1992 and joined AIM in 1998. He
less exposure to the sector.                 study reveals half of all mutual funds        earned a B.B.A. from Southern Methodist
                                             charge an active management fee for           University and an M.B.A. from The
   During the year, we also sold our         essentially a closet-index portfolio. While   University of Texas at Austin.
positions in AVIS BUDGET GROUP, CERIDIAN,    this may create smooth and innocuous
HCA, MASCO, MGIC INVESTMENT CORPORATION,     short-term relative performance, it               [SIMON    Michael J. Simon Chartered
PARKER HANNIFIN, RADIAN and WYNDAM           typically leads to long-term                       PHOTO]   Financial Analyst, senior
WORLDWIDE based on valuation and other       underperformance.                                           portfolio manager, is
portfolio considerations. We initiated                                                     manager of AIM V.I. Basic Value Fund. He
positions in Dell, Microsoft, Marsh &          Considering these factors, your Fund is     began his investment career in 1989 and
McLennan and Home Depot. While Dell's and    doing something different and old fashioned   joined AIM in 2001. Mr. Simon earned a
Microsoft's growth and business models are   -- investing for the long term and following  B.B.A. in finance from Texas Christian
in the early stages of a transition, we      a common-sense approach that has produced a   University and an M.B.A. from the
believed their market valuations did not     portfolio that is different from common       University of Chicago.
reflect the long-term positives of their     stock market indexes and more attractively
dominant market positions and the            valued, in our opinion.                       Assisted by the Basic Value Team
compelling economics of their businesses.
                                             IN CLOSING
PORTFOLIO ASSESSMENT
                                             We thank you for your investment in AIM V.I.
We believe the single most important         Basic Value Fund and for sharing our
indicator of the way AIM V.I. Basic Value    long-term horizon.
Fund is positioned for potential success
is not our historical investment results     The views and opinions expressed in
or popular statistical measures, but the     management's discussion of Fund performance
portfolio's estimated intrinsic value --     are those of A I M Advisors, Inc. These
the aggregate business value of the          views and opinions are subject to change at
portfolio based on our estimate of           any time based on factors such as market and
intrinsic value for each individual          economic conditions. These views and
holding. At the close of the year, and in    opinions may not be relied upon as
our opinion, the difference between the      investment advice or recommendations, or as
market price and the estimated intrinsic     an offer for a particular security. The
value of the portfolio was about average     information is not a complete analysis of
by the Fund's historical standards, and we   every aspect of any market, country,
believed this value content was greater      industry, security or the Fund. Statements
than what was available in the broad         of fact are from sources considered
market. While there is no assurance that     reliable, but A I M Advisors, Inc. makes no
market value will ever reflect our           representation or warranty as to their
estimate of the portfolio's intrinsic        completeness or accuracy. Although
value, we believe this provides the          historical performance is no guarantee of
                                             future results, these insights may help you
                                             understand our investment management
                                             philosophy.

                                                                                           FOR A DISCUSSION OF THE RISKS OF
                                                                                           INVESTING IN YOUR FUND, INDEXES USED IN
                                                                                           THIS REPORT AND YOUR FUND'S LONG-TERM
                                                                                           PERFORMANCE, PLEASE SEE PAGES 4-5.

                                       3

                                                                                                           AIM V.I. BASIC VALUE FUND

YOUR FUND'S LONG-TERM PERFORMANCE
===========================================

AVERAGE ANNUAL TOTAL RETURNS                 THE PERFORMANCE OF THE FUND'S SERIES I AND    OF THE FUND DIRECTLY. PERFORMANCE FIGURES
                                             SERIES II SHARE CLASSES WILL DIFFER           GIVEN REPRESENT THE FUND AND ARE NOT
As of 12/31/06                               PRIMARILY DUE TO DIFFERENT CLASS EXPENSES.    INTENDED TO REFLECT ACTUAL VARIABLE
SERIES I SHARES                                                                            PRODUCT VALUES. THEY DO NOT REFLECT SALES
Inception (9/10/01)       6.82%                THE PERFORMANCE DATA QUOTED REPRESENT PAST  CHARGES, EXPENSES AND FEES ASSESSED IN
 5 Years                  6.70               PERFORMANCE AND CANNOT GUARANTEE COMPARABLE   CONNECTION WITH A VARIABLE PRODUCT. SALES
 1 Year                  13.20               FUTURE RESULTS; CURRENT PERFORMANCE MAY BE    CHARGES, EXPENSES AND FEES, WHICH ARE
                                             LOWER OR HIGHER. PLEASE CONTACT YOUR          DETERMINED BY THE VARIABLE PRODUCT
SERIES II SHARES                             VARIABLE PRODUCT ISSUER OR FINANCIAL ADVISOR  ISSUERS, WILL VARY AND WILL LOWER THE
Inception (9/10/01)       6.57%              FOR THE MOST RECENT MONTH-END VARIABLE        TOTAL RETURN.
 5 Years                  6.44               PRODUCT PERFORMANCE. PERFORMANCE FIGURES
 1 Year                  12.94               REFLECT FUND EXPENSES, REINVESTED               PER NASD REQUIREMENTS, THE MOST RECENT
===========================================  DISTRIBUTIONS AND CHANGES IN NET ASSET        MONTH-END PERFORMANCE DATA AT THE FUND
                                             VALUE. INVESTMENT RETURN AND PRINCIPAL VALUE  LEVEL, EXCLUDING VARIABLE PRODUCT
CUMULATIVE TOTAL RETURNS                     WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN    CHARGES, IS AVAILABLE ON THIS AIM
                                             OR LOSS WHEN YOU SELL SHARES.                 AUTOMATED INFORMATION LINE, 866-702-4402.
6 months ended 12/31/06                                                                    AS MENTIONED ABOVE, FOR THE MOST RECENT
Series I Shares          12.12%                AIM V.I. BASIC VALUE FUND, A SERIES         MONTH-END PERFORMANCE INCLUDING VARIABLE
Series II Shares         11.94               PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS,    PRODUCT CHARGES, PLEASE CONTACT YOUR
                                             IS CURRENTLY OFFERED THROUGH INSURANCE        VARIABLE PRODUCT ISSUER OR FINANCIAL
                                             COMPANIES ISSUING VARIABLE PRODUCTS. YOU      ADVISOR.
                                             CANNOT PURCHASE SHARES
====================================================================================================================================

PRINCIPAL RISKS OF INVESTING IN THE FUND       Investing in a fund that invests in         quently used as a general measure of U.S.
                                             smaller companies involves risks not          stock market performance.
Prices of equity securities change in        associated with investing in more
response to many factors including the       established companies, such as business         In conjunction with the annual
historical and prospective earnings of the   risk, stock price fluctuations and            prospectus update on or about May 1,
issuer, the value of its assets, general     illiquidity.                                  2007, the AIM V.I. Basic Value Fund
economic conditions, interest rates,                                                       prospectus will be amended to reflect
investor perceptions and market liquidity.   ABOUT INDEXES USED IN THIS REPORT             that the Fund has elected to use the
                                                                                           Lipper Variable Underlying Funds (VUF)
   Foreign securities have additional        The unmanaged LIPPER LARGE-CAP VALUE FUNDS    Large-Cap Value Funds Index as its peer
risks, including exchange rate changes,      INDEX represents an average of the            group index rather than the Lipper
political and economic upheaval, the         performance of the 30 largest large-capita    Large-Cap Value Funds Index. The Lipper
relative lack of information about these     lization value funds tracked by Lipper Inc.,  VUF Large-Cap Value Funds Index, recently
companies, relatively low market liquidity   an independent mutual fund performance        published by Lipper Inc., comprises the
and the potential lack of strict financial   monitor.                                      largest underlying funds in each variable
and accounting controls and standards.                                                     insurance category and does not include
                                               The unmanaged RUSSELL 1000 VALUE INDEX is   mortality and expense fees.
   To the extent the Fund holds cash or      a subset of the unmanaged RUSSELL 1000 --
cash equivalents rather than equity          REGISTERED TRADEMARK-- Index, which             The Fund is not managed to track the
securities for risk management purposes,     represents the performance of the stocks of   performance of any particular index,
the Fund may not achieve its investment      large-capitalization companies; the Value     including the indexes defined here, and
objective.                                   subset measures the performance of Russell    consequently, the performance of the Fund
                                             1000 companies with lower price/book ratios   may deviate significantly from the
   If the seller of a repurchase agreement   and lower forecasted growth values. The       performance of the indexes.
in which the Fund invests defaults on its    Russell 1000 Value Index and the Russell
obligation or declares bankruptcy, the       1000 Index are trademarks/service marks of      A direct investment cannot be made in
Fund may experience delays in selling the    the Frank Russell Company. Russell            an index. Unless otherwise indicated,
securities underlying the repurchase         --REGISTERED TRADEMARK-- is a trademark of    index results include reinvested
agreement.                                   the Frank Russell Company.                    dividends, and they do not reflect sales
                                                                                           charges. Performance of an index of funds
   There is no guarantee that the              The unmanaged STANDARD & POOR'S COMPOSITE   reflects fund expenses; performance of a
investment techniques and risk analyses      INDEX OF 500 STOCKS (the S&P 500 Index) is    market index does not.
used by the Fund's portfolio managers will   an index of common stocks fre-
produce the desired results.

                                                                                            Continued on page 5


                                                                                                           AIM V.I. BASIC VALUE FUND

Past performance cannot guarantee            each segment representing a percent change
comparable future results.                   in the value of the investment. In this
                                             chart, each segment represents a doubling,
   This chart, which is a logarithmic        or 100% change, in the value of the
chart, presents the fluctuations in the      investment. In other words, the space
value of the Fund and its indexes. We        between $5,000 and $10,000 is the same size
believe that a logarithmic chart is more     as the space between $10,000 and $20,000.
effective than other types of charts in
illustrating changes in value during the
early years shown in the chart. The
vertical axis, the one that indicates the
dollar value of an investment, is
constructed with
====================================================================================================================================

Continued from page 4

OTHER INFORMATION                              Industry classifications used in this
                                             report are generally according to the Global
The returns shown in the management's        Industry Classification Standard, which was
discussion of Fund performance are based     developed by and is the exclusive property
on net asset values calculated for           and a service mark of Morgan Stanley Capital
shareholder transactions. Generally          International Inc. and Standard & Poor's.
accepted accounting principles require
adjustments to be made to the net assets       The Chartered Financial Analyst
of the Fund at period end for financial      --REGISTERED TRADEMARK-- (CFA --REGISTERED
reporting purposes, and as such, the net     TRADEMARK--) designation is a globally
asset values for shareholder transactions    recognized standard for measuring the
and the returns based on those net asset     competence and integrity of investment
values may differ from the net asset         professionals.
values and returns reported in the
Financial Highlights. Additionally, the
returns and net asset values shown
throughout this report are at the Fund
level only and do not include variable
product issuer charges. If such charges
were included, the total returns would be
lower.

===================================================================================================================================

                                                  [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Index data from 8/31/01,Fund data from 09/10/01

         AIM V.I. Basic Value Fund  AIM V.I. Basic Value Fund                                           Lipper Large-Cap Value
  Date       -Series I Shares           -Series II Shares      S&P 500 Index  Russell 1000 Value Index        Funds Index
----------------------------------------------------------------------------------------------------------------------------------
8/31/01                                                           $ 10000             $ 10000                  $  10000
   9/01           $  9210                  $  9210                   9193                9296                      9220
  10/01              9270                     9270                   9368                9216                      9280
  11/01              9950                     9950                  10086                9752                      9875
  12/01             10263                    10258                  10175                9982                     10024
   1/02             10183                    10178                  10026                9905                      9839
   2/02              9992                     9987                   9833                9921                      9784
   3/02             10723                    10717                  10203               10390                     10216
   4/02             10342                    10337                   9585               10034                      9781
   5/02             10292                    10287                   9514               10084                      9794
   6/02              9281                     9267                   8837                9505                      9111
   7/02              8289                     8276                   8148                8621                      8324
   8/02              8430                     8426                   8201                8687                      8380
   9/02              7418                     7406                   7311                7721                      7411
  10/02              7888                     7876                   7954                8293                      7955
  11/02              8509                     8497                   8421                8815                      8454
  12/02              7988                     7966                   7927                8432                      8051
   1/03              7808                     7786                   7720                8228                      7860
   2/03              7528                     7506                   7604                8009                      7663
   3/03              7497                     7476                   7677                8022                      7658
   4/03              8168                     8147                   8309                8728                      8305
   5/03              9008                     8978                   8747                9292                      8816
   6/03              9038                     9007                   8858                9408                      8917
   7/03              9308                     9277                   9015                9548                      9041
   8/03              9628                     9597                   9190                9697                      9194
   9/03              9428                     9397                   9093                9602                      9090
  10/03              9898                     9857                   9607               10190                      9592
  11/03             10089                    10048                   9691               10328                      9710
  12/03             10673                    10618                  10199               10964                     10306
   1/04             10833                    10779                  10387               11157                     10462
   2/04             11053                    10998                  10531               11396                     10682
   3/04             11013                    10959                  10372               11297                     10555
   4/04             10863                    10799                  10209               11021                     10360
   5/04             10963                    10899                  10349               11133                     10436
   6/04             11234                    11170                  10550               11396                     10665
   7/04             10623                    10559                  10201               11235                     10409
   8/04             10553                    10489                  10242               11395                     10484
   9/04             10682                    10610                  10353               11572                     10608
  10/04             10873                    10799                  10511               11764                     10721
  11/04             11443                    11370                  10936               12359                     11187
  12/04             11854                    11770                  11308               12773                     11542
   1/05             11644                    11559                  11033               12546                     11318
   2/05             11895                    11800                  11265               12962                     11636
   3/05             11675                    11579                  11066               12784                     11446
   4/05             11404                    11309                  10856               12555                     11220
   5/05             11624                    11530                  11201               12857                     11482
   6/05             11834                    11740                  11217               12998                     11599
   7/05             12225                    12120                  11634               13374                     11977
   8/05             12034                    11930                  11528               13316                     11925
   9/05             12145                    12039                  11621               13503                     12040
  10/05             11834                    11719                  11427               13160                     11789
  11/05             12294                    12180                  11859               13593                     12194
  12/05             12534                    12409                  11863               13674                     12264
   1/06             12980                    12854                  12177               14205                     12622
   2/06             12919                    12794                  12210               14292                     12645
   3/06             13162                    13027                  12362               14485                     12805
   4/06             13244                    13107                  12528               14853                     13123
   5/06             12788                    12651                  12168               14478                     12802
   6/06             12656                    12520                  12184               14571                     12812
   7/06             12616                    12480                  12259               14925                     13008
   8/06             12829                    12692                  12551               15175                     13247
   9/06             13164                    13015                  12874               15477                     13556
  10/06             13589                    13431                  13293               15984                     13959
  11/06             13792                    13633                  13545               16349                     14200
  12/06             14194                    14014                  13735               16716                     14507
===================================================================================================================================
                                                                                                                Source: Lipper Inc.

                                                                                                          AIM V.I. BASIC VALUE FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      ACTUAL EXPENSES                               Fund's actual return. The Fund's actual
                                                                                           cumulative total returns at net asset
As a shareholder of the Fund, you incur      The table below provides information about    value after expenses for the six months
ongoing costs, including management fees;    actual account values and actual expenses.    ended December 31, 2006, appear in the
distribution and/or service (12b-1) fees;    You may use the information in this table,    table "Cumulative Total Returns" on page
and other Fund expenses. This example is     together with the amount you invested, to     4.
intended to help you understand your         estimate the expenses that you paid over the
ongoing costs (in dollars) of investing in   period. Simply divide your account value by     The hypothetical account values and
the Fund and to compare these costs with     $1,000 (for example, an $8,600 account value  expenses may not be used to estimate the
ongoing costs of investing in other mutual   divided by $1,000 = 8.6), then multiply the   actual ending account balance or expenses
funds. The example is based on an            result by the number in the table under the   you paid for the period. You may use this
investment of $1,000 invested at the         heading entitled "Actual Expenses Paid        information to compare the ongoing costs
beginning of the period and held for the     During Period" to estimate the expenses you   of investing in the Fund and other funds.
entire period July 1, 2006, through          paid on your account during this period.      To do so, compare this 5% hypothetical
December 31, 2006.                                                                         example with the 5% hypothetical examples
                                             HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES  that appear in the shareholder reports of
   The actual and hypothetical expenses in                                                 the other funds.
the examples below do not represent the      The table below also provides information
effect of any fees or other expenses         about hypothetical account values and           Please note that the expenses shown in
assessed in connection with a variable       hypothetical expenses based on the Fund's     the table are meant to highlight your
product; if they did, the expenses shown     actual expense ratio and an assumed rate of   ongoing costs. Therefore, the
would be higher while the ending account     return of 5% per year before expenses, which  hypothetical information is useful in
values shown would be lower.                 is not the                                    comparing ongoing costs, and will not
                                                                                           help you determine the relative total
                                                                                           costs of owning different funds.
====================================================================================================================================

                                                                                    HYPOTHETICAL
                                                ACTUAL                  (5% ANNUAL RETURN BEFORE EXPENSES)

                 BEGINNING            ENDING            EXPENSES            ENDING               EXPENSES       ANNUALIZED
 SHARE         ACCOUNT VALUE       ACCOUNT VALUE      PAID DURING       ACCOUNT VALUE          PAID DURING        EXPENSE
 CLASS           (7/1/06)          (12/31/06)(1)        PERIOD(2)         (12/31/06)             PERIOD(2)         RATIO
-----------------------------------------------------------------------------------------------------------------------------------
Series I         $1,000.00          $1,121.20            $5.19            $1,020.32               $4.94            0.97%
Series II         1,000.00           1,119.40             6.52             1,019.06                6.21            1.22
====================================================================================================================================

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 4.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

                                                                                                           AIM V.I. BASIC VALUE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees of AIM Variable        - The nature and extent of the advisory       Fund's Senior Officer (discussed below)
Insurance Funds (the "Board") oversees the   services to be provided by AIM. The Board     only considered Fund performance through
management of AIM V.I. Basic Value Fund      reviewed the services to be provided by AIM   the most recent calendar year, the Board
(the "Fund") and, as required by law,        under the Advisory Agreement. Based on such   also reviewed more recent Fund
determines annually whether to approve the   review, the Board concluded that the range    performance, which did not change their
continuance of the Fund's advisory           of services to be provided by AIM under the   conclusions.
agreement with A I M Advisors, Inc.          Advisory Agreement was appropriate and that
("AIM"). Based upon the recommendation of    AIM currently is providing services in        - Meetings with the Fund's portfolio
the Investments Committee of the Board, at   accordance with the terms of the Advisory     managers and investment personnel. With
a meeting held on June 27, 2006, the         Agreement.                                    respect to the Fund, the Board is meeting
Board, including all of the independent                                                    periodically with such Fund's portfolio
trustees, approved the continuance of the    - The quality of services to be provided by   managers and/or other investment
advisory agreement (the "Advisory            AIM. The Board reviewed the credentials and   personnel and believes that such
Agreement") between the Fund and AIM for     experience of the officers and employees of   individuals are competent and able to
another year, effective July 1, 2006.        AIM who will provide investment advisory      continue to carry out their
                                             services to the Fund. In reviewing the        responsibilities under the Advisory
   The Board considered the factors          qualifications of AIM to provide investment   Agreement.
discussed below in evaluating the fairness   advisory services, the Board considered such
and reasonableness of the Advisory           issues as AIM's portfolio and product review  - Overall performance of AIM. The Board
Agreement at the meeting on June 27, 2006    process, various back office support          considered the overall performance of AIM
and as part of the Board's ongoing           functions provided by AIM and AIM's equity    in providing investment advisory and
oversight of the Fund. In their              and fixed income trading operations. Based    portfolio administrative services to the
deliberations, the Board and the             on the review of these and other factors,     Fund and concluded that such performance
independent trustees did not identify any    the Board concluded that the quality of       was satisfactory.
particular factor that was controlling,      services to be provided by AIM was
and each trustee attributed different        appropriate and that AIM currently is         - Fees relative to those of clients of
weights to the various factors.              providing satisfactory services in            AIM with comparable investment
                                             accordance with the terms of the Advisory     strategies. The Board reviewed the
   One responsibility of the independent     Agreement.                                    effective advisory fee rate (before
Senior Officer of the Fund is to manage                                                    waivers) for the Fund under the Advisory
the process by which the Fund's proposed     - The performance of the Fund relative to     Agreement. The Board noted that this rate
management fees are negotiated to ensure     comparable funds. The Board reviewed the      was (i) above the effective advisory fee
that they are negotiated in a manner which   performance of the Fund during the past one   rates (before waivers) for three mutual
is at arms' length and reasonable. To that   and three calendar years against the          funds advised by AIM with investment
end, the Senior Officer must either          performance of funds advised by other         strategies comparable to those of the
supervise a competitive bidding process or   advisors with investment strategies           Fund; (ii) above the effective
prepare an independent written evaluation.   comparable to those of the Fund. The Board    sub-advisory fee rate for one offshore
The Senior Officer has recommended an        noted that the Fund's performance in such     fund advised and sub-advised by AIM
independent written evaluation in lieu of    periods was above the median performance of   affiliates with investment strategies
a competitive bidding process and, upon      such comparable funds. Based on this review   comparable to those of the Fund, although
the direction of the Board, has prepared     and after taking account of all of the other  the total advisory fees for such offshore
such an independent written evaluation.      factors that the Board considered in          fund were above those for the Fund; (iii)
Such written evaluation also considered      determining whether to continue the Advisory  above the effective sub-advisory fee rate
certain of the factors discussed below. In   Agreement for the Fund, the Board concluded   for one variable insurance fund
addition, as discussed below, the Senior     that no changes should be made to the Fund    sub-advised by an AIM affiliate and
Officer made a recommendation to the Board   and that it was not necessary to change the   offered to insurance company separate
in connection with such written              Fund's portfolio management team at this      accounts with investment strategies
evaluation.                                  time. Although the independent written        comparable to those of the Fund, although
                                             evaluation of the Fund's Senior Officer       the total advisory fees for such variable
   The discussion below serves as a          (discussed below) only considered Fund        insurance fund were above those for the
summary of the Senior Officer's              performance through the most recent calendar  Fund; and (iv) comparable to or below the
independent written evaluation and           year, the Board also reviewed more recent     total advisory fee rates for three
recommendation to the Board in connection    Fund performance, which did not change their  separately managed accounts/wrap accounts
therewith, as well as a discussion of the    conclusions.                                  managed by an AIM affiliate with
material factors and the conclusions with                                                  investment strategies comparable to those
respect thereto that formed the basis for    - The performance of the Fund relative to     of the Fund and above the total advisory
the Board's approval of the Advisory         indices. The Board reviewed the performance   fee rates for 39 separately managed
Agreement. After consideration of all of     of the Fund during the past one and three     accounts/wrap accounts managed by an AIM
the factors below and based on its           calendar years against the performance of     affiliate with investment strategies
informed business judgment, the Board        the Lipper Variable Underlying Fund           comparable to those of the Fund. The
determined that the Advisory Agreement is    Large-Cap Value Index. The Board noted that   Board noted that AIM has agreed to waive
in the best interests of the Fund and its    the Fund's performance in such periods was    advisory fees of the Fund and to limit
shareholders and that the compensation to    comparable to the performance of such Index.  the Fund's total operating expenses, as
AIM under the Advisory Agreement is fair     Based on this review and after taking         discussed below. Based on this review,
and reasonable and would have been           account of all of the other factors that the  the Board concluded that the advisory fee
obtained through arm's length                Board considered in determining whether to    rate for the Fund under the Advisory
negotiations.                                continue the Advisory Agreement for the       Agreement was fair and reasonable.
                                             Fund, the Board concluded that no changes
   Unless otherwise stated, information      should be made to the Fund and that it was    - Fees relative to those of comparable
presented below is as of June 27, 2006 and   not necessary to change the Fund's portfolio  funds with other advisors. The Board
does not reflect any changes that may have   management team at this time. Although the    reviewed the advisory fee rate for the
occurred since June 27, 2006, including      independent written evaluation of the         Fund under the Advisory Agreement. The
but not limited to changes to the Fund's                                                   Board compared effective contractual
performance, advisory fees, expense                                                        advisory fee rates at a common asset
limitations and/or fee waivers.                                                            level at the end of the past calendar
                                                                                           year and noted that the Fund's rate was
                                                                                           comparable to the median rate of the
                                                                                           funds advised by other advisors

                                                                                                                         (continued)

                                                                                                           AIM V.I. BASIC VALUE FUND

with investment strategies comparable to     exemptive order. The Board found that the     - Benefits of soft dollars to AIM. The
those of the Fund that the Board reviewed.   Fund may realize certain benefits upon        Board considered the benefits realized by
The Board noted that AIM has agreed to       investing cash balances in AIM advised money  AIM as a result of brokerage transactions
waive advisory fees of the Fund and to       market funds, including a higher net return,  executed through "soft dollar"
limit the Fund's total operating expenses,   increased liquidity, increased                arrangements. Under these arrangements,
as discussed below. Based on this review,    diversification or decreased transaction      brokerage commissions paid by the Fund
the Board concluded that the advisory fee    costs. The Board also found that the Fund     and/or other funds advised by AIM are
rate for the Fund under the Advisory         will not receive reduced services if it       used to pay for research and execution
Agreement was fair and reasonable.           invests its cash balances in such money       services. This research may be used by
                                             market funds. The Board noted that, to the    AIM in making investment decisions for
- Expense limitations and fee waivers. The   extent the Fund invests uninvested cash in    the Fund. The Board concluded that such
Board noted that AIM has contractually       affiliated money market funds, AIM has        arrangements were appropriate.
agreed to waive advisory fees of the Fund    voluntarily agreed to waive a portion of the
through December 31, 2009 to the extent      advisory fees it receives from the Fund       - AIM's financial soundness in light of
necessary so that the advisory fees          attributable to such investment. The Board    the Fund's needs. The Board considered
payable by the Fund do not exceed a          further determined that the proposed          whether AIM is financially sound and has
specified maximum advisory fee rate, which   securities lending program and related        the resources necessary to perform its
maximum rate includes breakpoints and is     procedures with respect to the lending Fund   obligations under the Advisory Agreement,
based on net asset levels. The Board         is in the best interests of the lending Fund  and concluded that AIM has the financial
considered the contractual nature of this    and its respective shareholders. The Board    resources necessary to fulfill its
fee waiver and noted that it remains in      therefore concluded that the investment of    obligations under the Advisory Agreement.
effect until December 31, 2009. The Board    cash collateral received in connection with
also noted that AIM has contractually        the securities lending program in the money   - Historical relationship between the
agreed to waive fees and/or limit expenses   market funds according to the procedures is   Fund and AIM. In determining whether to
of the Fund through April 30, 2008 so that   in the best interests of the lending Fund     continue the Advisory Agreement for the
total annual operating expenses are          and its respective shareholders.              Fund, the Board also considered the prior
limited to a specified percentage of                                                       relationship between AIM and the Fund, as
average daily net assets for each class of   - Independent written evaluation and          well as the Board's knowledge of AIM's
the Fund. The Board considered the           recommendations of the Fund's Senior          operations, and concluded that it was
contractual nature of this fee waiver and    Officer. The Board noted that, upon their     beneficial to maintain the current
noted that it remains in effect until        direction, the Senior Officer of the Fund,    relationship, in part, because of such
April 30, 2008. The Board considered the     who is independent of AIM and AIM's           knowledge. The Board also reviewed the
effect these fee waivers/expense             affiliates, had prepared an independent       general nature of the non-investment
limitations would have on the Fund's         written evaluation in order to assist the     advisory services currently performed by
estimated expenses and concluded that the    Board in determining the reasonableness of    AIM and its affiliates, such as
levels of fee waivers/expense limitations    the proposed management fees of the AIM       administrative, transfer agency and
for the Fund were fair and reasonable.       Funds, including the Fund. The Board noted    distribution services, and the fees
                                             that the Senior Officer's written evaluation  received by AIM and its affiliates for
- Breakpoints and economies of scale. The    had been relied upon by the Board in this     performing such services. In addition to
Board reviewed the structure of the Fund's   regard in lieu of a competitive bidding       reviewing such services, the trustees
advisory fee under the Advisory Agreement,   process. In determining whether to continue   also considered the organizational
noting that it includes three breakpoints.   the Advisory Agreement for the Fund, the      structure employed by AIM and its
The Board reviewed the level of the Fund's   Board considered the Senior Officer's         affiliates to provide those services.
advisory fees, and noted that such fees,     written evaluation and the recommendation     Based on the review of these and other
as a percentage of the Fund's net assets,    made by the Senior Officer to the Board that  factors, the Board concluded that AIM and
have decreased as net assets increased       the Board consider whether the advisory fee   its affiliates were qualified to continue
because the Advisory Agreement includes      waivers for certain equity AIM Funds,         to provide non-investment advisory
breakpoints. The Board noted that, due to    including the Fund, should be simplified.     services to the Fund, including
the Fund's asset levels at the end of the    The Board concluded that it would be          administrative, transfer agency and
past calendar year and the way in which      advisable to consider this issue and reach a  distribution services, and that AIM and
the advisory fee breakpoints have been       decision prior to the expiration date of      its affiliates currently are providing
structured, the Fund has yet to fully        such advisory fee waivers.                    satisfactory non-investment advisory
benefit from the breakpoints. The Board                                                    services.
noted that AIM has contractually agreed to   - Profitability of AIM and its affiliates.
waive advisory fees of the Fund through      The Board reviewed information concerning     - Other factors and current trends. The
December 31, 2009 to the extent necessary    the profitability of AIM's (and its           Board considered the steps that AIM and
so that the advisory fees payable by the     affiliates') investment advisory and other    its affiliates have taken over the last
Fund do not exceed a specified maximum       activities and its financial condition. The   several years, and continue to take, in
advisory fee rate, which maximum rate        Board considered the overall profitability    order to improve the quality and
includes breakpoints and is based on net     of AIM, as well as the profitability of AIM   efficiency of the services they provide
asset levels. The Board concluded that the   in connection with managing the Fund. The     to the Funds in the areas of investment
Fund's fee levels under the Advisory         Board noted that AIM's operations remain      performance, product line
Agreement therefore reflect economies of     profitable, although increased expenses in    diversification, distribution, fund
scale and that it was not necessary to       recent years have reduced AIM's               operations, shareholder services and
change the advisory fee breakpoints in the   profitability. Based on the review of the     compliance. The Board concluded that
Fund's advisory fee schedule.                profitability of AIM's and its affiliates'    these steps taken by AIM have improved,
                                             investment advisory and other activities and  and are likely to continue to improve,
- Investments in affiliated money market     its financial condition, the Board concluded  the quality and efficiency of the
funds. The Board also took into account      that the compensation to be paid by the Fund  services AIM and its affiliates provide
the fact that uninvested cash and cash       to AIM under its Advisory Agreement was not   to the Fund in each of these areas, and
collateral from securities lending           excessive.                                    support the Board's approval of the
arrangements, if any (collectively, "cash                                                  continuance of the Advisory Agreement for
balances") of the Fund may be invested in                                                  the Fund.
money market funds advised by AIM pursuant
to the terms of an SEC

AIM V.I. Basic Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2006


                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-98.95%

ADVERTISING-6.21%

Interpublic Group of Cos., Inc. (The)(a)       2,167,752   $ 26,533,284
-----------------------------------------------------------------------
Omnicom Group Inc.                               238,670     24,950,562
=======================================================================
                                                             51,483,846
=======================================================================

APPAREL RETAIL-2.01%

Gap, Inc. (The)                                  853,480     16,642,860
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.03%

Bank of New York Co., Inc. (The)                 426,976     16,810,045
=======================================================================

BREWERS-2.17%

Molson Coors Brewing Co.-Class B                 235,096     17,970,738
=======================================================================

BUILDING PRODUCTS-2.52%

American Standard Cos. Inc.                      455,493     20,884,354
=======================================================================

COMPUTER HARDWARE-2.80%

Dell Inc.(a)                                     926,106     23,236,000
=======================================================================

CONSTRUCTION MATERIALS-3.22%

Cemex S.A. de C.V.-ADR (Mexico)(a)               787,079     26,666,237
=======================================================================

CONSUMER ELECTRONICS-1.03%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)             227,109      8,534,756
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-4.59%

First Data Corp.                                 920,025     23,479,038
-----------------------------------------------------------------------
Western Union Co.                                648,950     14,549,459
=======================================================================
                                                             38,028,497
=======================================================================

ENVIRONMENTAL & FACILITIES SERVICES-2.58%

Waste Management, Inc.                           582,781     21,428,857
=======================================================================

FOOD RETAIL-1.70%

Kroger Co. (The)                                 320,341      7,390,267
-----------------------------------------------------------------------
Safeway Inc.                                     194,560      6,723,994
=======================================================================
                                                             14,114,261
=======================================================================

GENERAL MERCHANDISE STORES-2.82%

Target Corp.                                     410,496     23,418,797
=======================================================================

HEALTH CARE DISTRIBUTORS-4.08%

Cardinal Health, Inc.                            465,533     29,994,291
-----------------------------------------------------------------------
McKesson Corp.                                    74,941      3,799,509
=======================================================================
                                                             33,793,800
=======================================================================

HOME IMPROVEMENT RETAIL-1.63%

Home Depot, Inc. (The)                           335,651     13,479,744
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------


INDUSTRIAL CONGLOMERATES-6.61%

General Electric Co.                             575,129   $ 21,400,550
-----------------------------------------------------------------------
Tyco International Ltd.                        1,097,050     33,350,320
=======================================================================
                                                             54,750,870
=======================================================================

INSURANCE BROKERS-0.56%

Marsh & McLennan Cos., Inc.                      152,100      4,663,386
=======================================================================

INVESTMENT BANKING & BROKERAGE-5.50%

Merrill Lynch & Co., Inc.                        245,573     22,862,846
-----------------------------------------------------------------------
Morgan Stanley                                   279,121     22,728,823
=======================================================================
                                                             45,591,669
=======================================================================

LIFE SCIENCES TOOLS & SERVICES-2.21%

Waters Corp.(a)                                  374,945     18,361,057
=======================================================================

MANAGED HEALTH CARE-4.18%

UnitedHealth Group Inc.                          644,970     34,654,238
=======================================================================

MOVIES & ENTERTAINMENT-2.50%

Walt Disney Co. (The)                            605,015     20,733,864
=======================================================================

MULTI-LINE INSURANCE-0.94%

Genworth Financial Inc.-Class A                  227,502      7,782,843
=======================================================================

OIL & GAS DRILLING-2.86%

Transocean Inc.(a)                               292,738     23,679,577
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-4.26%

Halliburton Co.                                  607,075     18,849,679
-----------------------------------------------------------------------
Weatherford International Ltd.(a)                393,880     16,460,245
=======================================================================
                                                             35,309,924
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-6.67%

Citigroup Inc.                                   437,997     24,396,433
-----------------------------------------------------------------------
JPMorgan Chase & Co.                             639,657     30,895,433
=======================================================================
                                                             55,291,866
=======================================================================

PACKAGED FOODS & MEATS-1.70%

Unilever N.V. (Netherlands)(b)                   515,587     14,084,156
=======================================================================

PHARMACEUTICALS-7.55%

Pfizer Inc.                                      721,082     18,676,024
-----------------------------------------------------------------------
Sanofi-Aventis (France)(b)                       237,064     21,832,963
-----------------------------------------------------------------------
Wyeth                                            432,945     22,045,559
=======================================================================
                                                             62,554,546
=======================================================================

PROPERTY & CASUALTY INSURANCE-2.37%

ACE Ltd.                                         324,516     19,655,934
=======================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.85%

Realogy Corp.(a)                                 232,395      7,046,216
=======================================================================

AIM V.I. Basic Value Fund


                                                SHARES        VALUE
-----------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT-1.79%

Novellus Systems, Inc.(a)                        431,501   $ 14,852,265
=======================================================================

SPECIALIZED CONSUMER SERVICES-1.18%

H&R Block, Inc.                                  424,800      9,787,392
=======================================================================

SYSTEMS SOFTWARE-4.35%

CA Inc.                                        1,001,964     22,694,485
-----------------------------------------------------------------------
Microsoft Corp.                                  446,613     13,335,864
=======================================================================
                                                             36,030,349
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------


THRIFTS & MORTGAGE FINANCE-3.48%

Fannie Mae                                       485,345   $ 28,824,640
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $587,386,627)                         820,147,584
=======================================================================
MONEY MARKET FUNDS-1.59%

Liquid Assets Portfolio-Institutional
  Class(c)                                     6,586,888      6,586,888
-----------------------------------------------------------------------
Premier Portfolio-Institutional Class(c)       6,586,888      6,586,888
=======================================================================
    Total Money Market Funds (Cost
      $13,173,776)                                           13,173,776
=======================================================================
TOTAL INVESTMENTS-100.54% (Cost $600,560,403)               833,321,360
=======================================================================
OTHER ASSETS LESS LIABILITIES-(0.54)%                        (4,511,978)
=======================================================================
NET ASSETS-100.00%                                         $828,809,382
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2006 was $35,917,119, which represented 4.33% of the Fund's Net Assets. See Note 1A.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Basic Value Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:

Investments, at value (cost $587,386,627)        $820,147,584
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $13,173,776)                               13,173,776
-------------------------------------------------------------
Total investments (cost $600,560,403)             833,321,360
-------------------------------------------------------------
Foreign currencies, at value (cost $30,932)            31,185
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                    369,918
-------------------------------------------------------------
  Dividends                                           929,688
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 20,163
=============================================================
    Total assets                                  834,672,314
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             4,364,083
-------------------------------------------------------------
  Fund shares reacquired                              574,307
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              58,357
-------------------------------------------------------------
Accrued administrative services fees                  594,907
-------------------------------------------------------------
Accrued distribution fees -- Series II                211,628
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              5,587
-------------------------------------------------------------
Accrued transfer agent fees                             7,176
-------------------------------------------------------------
Accrued operating expenses                             46,887
=============================================================
    Total liabilities                               5,862,932
=============================================================
Net assets applicable to shares outstanding      $828,809,382
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $554,432,588
-------------------------------------------------------------
Undistributed net investment income                 3,491,769
-------------------------------------------------------------
Undistributed net realized gain from investment
  securities and foreign currencies                38,122,717
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               232,762,308
=============================================================
                                                 $828,809,382
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $489,351,956
_____________________________________________________________
=============================================================
Series II                                        $339,457,426
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           36,642,765
_____________________________________________________________
=============================================================
Series II                                          25,642,540
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      13.35
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      13.24
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2006

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of
  $202,862)                                      $ 11,563,595
-------------------------------------------------------------
Dividends from affiliated money market funds          843,504
=============================================================
    Total investment income                        12,407,099
=============================================================

EXPENSES:

Advisory fees                                       5,871,702
-------------------------------------------------------------
Administrative services fees                        2,219,812
-------------------------------------------------------------
Custodian fees                                         93,321
-------------------------------------------------------------
Distribution fees -- Series II                        851,531
-------------------------------------------------------------
Transfer agent fees                                    42,976
-------------------------------------------------------------
Trustees' and officer's fees and benefits              39,078
-------------------------------------------------------------
Other                                                 123,330
=============================================================
    Total expenses                                  9,241,750
=============================================================
Less: Fees waived and expense offset
  arrangements                                       (402,057)
=============================================================
    Net expenses                                    8,839,693
=============================================================
Net investment income                               3,567,406
=============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities (includes net gains
    from securities sold to affiliates of
    $212,589)                                      40,013,801
-------------------------------------------------------------
  Foreign currencies                                   20,938
=============================================================
                                                   40,034,739
=============================================================
Change in net unrealized appreciation of:
  Investment securities                            57,600,955
-------------------------------------------------------------
  Foreign currencies                                    1,119
=============================================================
                                                   57,602,074
=============================================================
Net gain from investment securities and foreign
  currencies                                       97,636,813
=============================================================
Net increase in net assets resulting from
  operations                                     $101,204,219
_____________________________________________________________
=============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Basic Value Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2006 and 2005

                                                                  2006            2005
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  3,567,406    $  2,343,966
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  40,034,739      34,203,699
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           57,602,074       9,606,598
==========================================================================================
    Net increase in net assets resulting from operations       101,204,219      46,154,263
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (1,857,288)       (426,072)
------------------------------------------------------------------------------------------
  Series ll                                                       (415,065)             --
==========================================================================================
    Total distributions from net investment income              (2,272,353)             --
==========================================================================================
Distributions to shareholders from net realized gains:
  Series l                                                     (20,535,697)     (5,437,294)
------------------------------------------------------------------------------------------
  Series ll                                                    (14,423,526)     (4,139,818)
==========================================================================================
    Total distributions from net realized gains                (34,959,223)     (9,577,112)
==========================================================================================
    Decrease in net assets resulting from distributions        (37,231,576)    (10,003,184)
==========================================================================================
Share transactions-net:
  Series l                                                     (34,896,912)    (30,575,554)
------------------------------------------------------------------------------------------
  Series ll                                                    (50,991,677)     (5,292,288)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (85,888,589)    (35,867,842)
==========================================================================================
    Net increase (decrease) in net assets                      (21,915,946)        283,237
==========================================================================================

NET ASSETS:

  Beginning of year                                            850,725,328     850,442,091
==========================================================================================
  End of year (including undistributed net investment income
    of $3,491,769 and $2,175,778, respectively)               $828,809,382    $850,725,328
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Basic Value Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

AIM V.I. Basic Value Fund


       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these

AIM V.I. Basic Value Fund

     arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

J. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $500 million                                            0.725%
--------------------------------------------------------------------
Next $500 million                                             0.70%
--------------------------------------------------------------------
Next $500 million                                             0.675%
--------------------------------------------------------------------
Over $1.5 billion                                             0.65%
 ___________________________________________________________________
====================================================================


    Through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.695%
--------------------------------------------------------------------
Next $250 million                                             0.67%
--------------------------------------------------------------------
Next $500 million                                             0.645%
--------------------------------------------------------------------
Next $1.5 billion                                             0.62%
--------------------------------------------------------------------
Next $2.5 billion                                             0.595%
--------------------------------------------------------------------
Next $2.5 billion                                             0.57%
--------------------------------------------------------------------
Next $2.5 billion                                             0.545%
--------------------------------------------------------------------
Over $10 billion                                              0.52%
 ___________________________________________________________________
====================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2008. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit

AIM V.I. Basic Value Fund

to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2006, AIM waived advisory fees of $393,306.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2006, AMVESCAP did not reimburse any such expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. The Fund may reimburse AIM for up to 0.25% of average daily assets invested by each insurance company providing administrative services to the Fund. Pursuant to such agreement, for the year ended December 31, 2006, AIM was paid $198,820 for accounting and fund administrative services and reimbursed $2,020,992 for services provided by insurance companies.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with AIM Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2006, expenses incurred under the Plan are shown in the Statement of Operations as distribution fees.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2006.

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      12/31/06        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $3,971,140       $ 97,595,667      $ (94,979,919)        $   --         $ 6,586,888     $421,482       $   --
----------------------------------------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class                   --         54,638,652        (48,051,764)            --           6,586,888      235,297           --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class            3,971,140         62,646,682        (66,617,822)            --                  --      186,725           --
==================================================================================================================================
  Total
    Investments
    in
    Affiliates    $7,942,280       $214,881,001      $(209,649,505)        $   --         $13,173,776     $843,504       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2006, the Fund engaged in securities sales of $1,290,319, which resulted in net realized gains of $212,589, and securities purchases of $8,027,233.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) custodian credits which result from periodic overnight cash balances at the custodian and (ii) a one time custodian fee credit to be used to offset future custodian fees. For the year ended December 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $8,751.

AIM V.I. Basic Value Fund

NOTE 6--TRUSTEES' AND OFFICERS FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2006, the Fund paid legal fees of $6,726 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years December 31, 2006 and 2005 was as follows:

                                                                 2006           2005
----------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $ 4,476,018    $ 4,240,393
----------------------------------------------------------------------------------------
Long-term capital gain                                         32,755,558      5,762,791
========================================================================================
  Total distributions                                         $37,231,576    $10,003,184
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2006, the components of net assets on a tax basis were as follows:

                                                                    2006
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  3,959,969
----------------------------------------------------------------------------
Undistributed long-term gain                                      40,654,668
----------------------------------------------------------------------------
Net unrealized appreciation -- investments                       229,817,509
----------------------------------------------------------------------------
Temporary book/tax differences                                       (55,352)
----------------------------------------------------------------------------
Shares of beneficial interest                                    554,432,588
============================================================================
  Total net assets                                              $828,809,382
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis net unrealized appreciation on investments amount includes appreciation on foreign currencies of $1,351.

AIM V.I. Basic Value Fund


    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of December 31, 2006.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2006 was $123,749,507 and $232,339,862, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $237,587,516
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (7,771,358)
==============================================================================
Net unrealized appreciation of investment securities             $229,816,158
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $603,505,202.

NOTE 10-- RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions on December 31, 2006, undistributed net investment income was increased by $20,938 and undistributed net realized gain was decreased by $20,938. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

                                              CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                        2006(A)                          2005
                                                              ----------------------------    ---------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                      1,696,765    $  21,715,334      8,650,711    $102,288,763
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                     7,249,058       88,895,732      5,591,052      65,583,748
=========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                      1,691,639       22,363,469        470,853       5,857,415
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                     1,131,836       14,838,368        335,752       4,139,818
=========================================================================================================================
Reacquired:
  Series I                                                     (6,148,598)     (78,975,715)   (11,690,247)   (138,721,732)
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                   (12,371,865)    (154,725,777)    (6,368,816)    (75,015,854)
=========================================================================================================================
                                                               (6,751,165)   $ (85,888,589)    (3,010,695)   $(35,867,842)
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) There are five entities that are each record owners of more than 5% of the outstanding shares of the Fund and in aggregate they own 63% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM, and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and currently intends for the Fund to adopt FIN 48 provisions during the fiscal year ending December 31, 2007.

AIM V.I. Basic Value Fund


NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       SERIES I
                                                              ----------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                                2006           2005        2004        2003       2002
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.37       $  11.84    $  10.66    $   7.98    $ 10.25
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.07(a)        0.05        0.02        0.00       0.02(a)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.54           0.63        1.16        2.68      (2.29)
========================================================================================================================
    Total from investment operations                              1.61           0.68        1.18        2.68      (2.27)
========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.05)         (0.01)         --       (0.00)     (0.00)
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.58)         (0.14)         --          --         --
========================================================================================================================
    Total distributions                                          (0.63)         (0.15)         --       (0.00)     (0.00)
========================================================================================================================
Net asset value, end of period                                $  13.35       $  12.37    $  11.84    $  10.66    $  7.98
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                  13.12%          5.74%      11.07%      33.63%    (22.15)%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $489,352       $487,332    $496,837    $309,384    $97,916
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.97%(c)       0.97%       1.02%       1.04%      1.16%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.02%(c)       1.02%       1.02%       1.04%      1.16%
========================================================================================================================
Ratio of net investment income to average net assets              0.54%(c)       0.38%       0.17%       0.01%      0.18%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                             15%            16%         14%         18%        22%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $480,344,970.

                                                                                       SERIES II
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                2006           2005        2004        2003        2002
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.26       $  11.76    $  10.61    $   7.96    $  10.25
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.04(a)        0.02       (0.01)      (0.02)      (0.01)(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.54           0.62        1.16        2.67       (2.28)
=========================================================================================================================
    Total from investment operations                              1.58           0.64        1.15        2.65       (2.29)
=========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.02)            --          --       (0.00)      (0.00)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.58)         (0.14)         --          --          --
=========================================================================================================================
    Total distributions                                          (0.60)         (0.14)         --       (0.00)      (0.00)
=========================================================================================================================
Net asset value, end of period                                $  13.24       $  12.26    $  11.76    $  10.61    $   7.96
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                  12.94%          5.43%      10.84%      33.29%     (22.34)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $339,457       $363,393    $353,605    $253,877    $104,597
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.22%(c)       1.22%       1.27%       1.29%       1.41%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.27%(c)       1.27%       1.27%       1.29%       1.41%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets       0.29%(c)       0.13%      (0.08)%     (0.24)%     (0.07)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             15%            16%         14%         18%         22%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $340,612,509.

AIM V.I. Basic Value Fund


NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing; and

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. Basic Value Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Basic Value Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Basic Value Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

February 14, 2007
Houston, Texas

AIM V.I. Basic Value Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2006:

           FEDERAL AND STATE INCOME TAX

           Long-Term Capital Gain Dividends        $32,755,558
           Corporate Dividends Received
             Deduction*                                    100%

           * The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

AIM V.I. Basic Value Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993           Director and Chairman, A I M Management    None
   Trustee and Vice Chair                         Group Inc. (financial services holding
                                                  company); Director and Vice Chairman,
                                                  AMVESCAP PLC; Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm) and
                                                  Trustee and Vice Chair of The AIM Family
                                                  of Funds--Registered Trademark--

                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer);
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and President
                                                  and Principal Executive Officer of The
                                                  AIM Family of Funds--Registered
                                                  Trademark--
-------------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954     2006           Director, Chief Executive Officer and      None
   Trustee, President and                         President, A I M Management Group Inc.,
   Principal                                      AIM Mutual Fund Dealer Inc. (registered
   Executive Officer                              broker dealer), AIM Funds Management
                                                  Inc. (registered investment advisor) and
                                                  1371 Preferred Inc. (holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc., INVESCO Funds Group, Inc.
                                                  (registered investment advisor and
                                                  register transfer agent) and AIM GP
                                                  Canada Inc. (general partner for a
                                                  limited partnership); Director, A I M
                                                  Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Director and
                                                  Chairman, AIM Investment Services, Inc.,
                                                  Fund Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); Director, President and
                                                  Chairman, AVZ Callco Inc. (holding
                                                  company); AMVESCAP Inc. (holding
                                                  company) and AIM Canada Holdings Inc.
                                                  (holding company); Director and Chief
                                                  Executive Officer, AIM Trimark Corporate
                                                  Class Inc. (formerly AIM Trimark Global
                                                  Fund Inc.) (corporate mutual fund
                                                  company) and AIM Trimark Canada Fund
                                                  Inc. (corporate mutual fund company);
                                                  Trustee, President and Principal
                                                  Executive Officer of The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); Trustee and
                                                  Executive Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); and Manager,
                                                  Powershares Capital Management LLC

                                                  Formerly: President and Principal
                                                  Executive Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); Chairman, AIM
                                                  Canada Holdings, Inc.; Executive Vice
                                                  President and Chief Operations Officer,
                                                  AIM Funds Management Inc.; President,
                                                  AIM Trimark Global Fund Inc. and AIM
                                                  Trimark Canada Fund Inc.; and Director,
                                                  Trimark Trust (federally regulated
                                                  Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company
                                                  Formerly: Partner, law firm of Baker &     (2 portfolios))
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Founder, Green, Manning & Bunch Ltd.,      None
   Trustee                                        (investment banking firm); and Director,
                                                  Policy Studies, Inc. and Van Gilder
                                                  Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation (property casualty company)

                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and Director of various
                                                  affiliated Volvo companies; and
                                                  Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund
                                                  company); and Owner, Dos Angelos Ranch,    (non-profit)
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)

-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company
                                                                                             (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    Director, Mainstay VP Series
   Trustee                                        Formerly: Partner, Deloitte & Touche       Funds, Inc. (21 portfolios)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. Basic Value Fund


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER     PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIP(S)
TRUST                              SINCE          DURING PAST 5 YEARS                       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Senior Vice President and Senior Officer  N/A
   Senior Vice President and                      of The AIM Family of Funds--Registered
   Senior Officer                                 Trademark--
                                                  Formerly: Director of Compliance and
                                                  Assistant General Counsel, ICON
                                                  Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962            2006           Director, Senior Vice President,          N/A
   Senior Vice President, Chief                   Secretary and General Counsel, A I M
   Legal Officer and Secretary                    Management Group Inc. and A I M
                                                  Advisors, Inc.; Director, Vice President
                                                  and Secretary, INVESCO Distributors,
                                                  Inc.; Vice President and Secretary,
                                                  A I M Capital Management, Inc., AIM
                                                  Investment Services, Inc., and Fund
                                                  Management Company; Senior Vice
                                                  President and Secretary, A I M
                                                  Distributors, Inc.; Director and Vice
                                                  President, INVESCO Funds Group Inc.;
                                                  Senior Vice President, Chief Legal
                                                  Officer and Secretary of The AIM Family
                                                  of Funds--Registered Trademark--; and
                                                  Manager, Powershares Capital Management
                                                  LLC

                                                  Formerly: Chief Operating Officer,
                                                  Senior Vice President, General Counsel,
                                                  and Secretary, Liberty Ridge Capital,
                                                  Inc. (an investment adviser); Vice
                                                  President and Secretary, PBHG Funds (an
                                                  investment company); Vice President and
                                                  Secretary, PBHG Insurance Series Fund
                                                  (an investment company); General Counsel
                                                  and Secretary, Pilgrim Baxter Value
                                                  Investors (an investment adviser); Chief
                                                  Operating Officer, General Counsel and
                                                  Secretary, Old Mutual Investment
                                                  Partners (a broker-dealer); General
                                                  Counsel and Secretary, Old Mutual Fund
                                                  Services (an administrator); General
                                                  Counsel and Secretary, Old Mutual
                                                  Shareholder Services (a shareholder
                                                  servicing center); Executive Vice
                                                  President, General Counsel and
                                                  Secretary, Old Mutual Capital, Inc. (an
                                                  investment adviser); and Vice President
                                                  and Secretary, Old Mutual Advisors Funds
                                                  (an investment company)
------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Global Compliance Director, AMVESCAP      N/A
   Vice President                                 PLC; and Vice President of The AIM
                                                  Family of Funds--Registered Trademark--

                                                  Formerly: Senior Vice President, A I M
                                                  Management Group Inc. (financial
                                                  services holding company); Senior Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Advisors, Inc. and The AIM Family
                                                  of Funds--Registered Trademark--; Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Vice President, AIM
                                                  Investment Services, Inc. and Fund
                                                  Management Company; Senior Vice
                                                  President and Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; and Senior Vice President
                                                  and Compliance Director, Delaware
                                                  Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Senior Vice President and General
   Vice President                                 Counsel, AMVESCAP PLC; Director, INVESCO
                                                  Funds Group, Inc.; and Vice President of
                                                  The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Director, Vice President and    N/A
                                                  General Counsel, Fund Management
                                                  Company; Director, Senior Vice
                                                  President, Secretary and General
                                                  Counsel, A I M Management Group Inc. and
                                                  A I M Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Senior Vice President, A I M
                                                  Distributors, Inc.; Vice President,
                                                  A I M Capital Management, Inc. and AIM
                                                  Investment Services, Inc.; Senior Vice
                                                  President, Chief Legal Officer and
                                                  Secretary of The AIM Family of
                                                  Funds--Registered Trademark--; Chief
                                                  Executive Officer and President, INVESCO
                                                  Funds Group, Inc.; and Senior Vice
                                                  President, and General Counsel, Liberty
                                                  Financial Companies, Inc. and Senior
                                                  Vice President and General Counsel
                                                  Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M  N/A
   Vice President, Principal                      Advisors, Inc.; and Vice President,
   Financial Officer and                          Treasurer and Principal Officer of The
   Treasurer                                      AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief           N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc. and Vice President
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, Senior Vice
                                                  President and Senior Investment Officer,
                                                  A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing     N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc. and The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); and
                                                  President and Principal Executive
                                                  Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust Only)
                                                  Formerly: Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only)
------------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967         2005           Anti-Money Laundering Compliance          N/A
   Anti-Money Laundering                          Officer, A I M Advisors, Inc., A I M
   Compliance Officer                             Capital Management, Inc., A I M
                                                  Distributors, Inc., AIM Investment
                                                  Services, Inc., AIM Private Asset
                                                  Management, Inc., Fund Management
                                                  Company and The AIM Family of
                                                  Funds--Registered Trademark--
                                                  Formerly: Manager of the Fraud
                                                  Prevention Department, AIM Investment
                                                  Services, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958        2006           Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                       Group Inc.; Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc.; and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company

                                                  Formerly: Global Head of Product
                                                  Development, AIG-Global Investment
                                                  Group, Inc.; Chief Compliance Officer
                                                  and Deputy General Counsel,
                                                  AIG-SunAmerica Asset Management; and
                                                  Chief Compliance Officer, Chief
                                                  Operating Officer and Deputy General
                                                  Counsel, American General Investment
                                                  Management
------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            225 Franklin Street
Floor                         1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
Philadelphia, PA 19103-7599   Americas
                              New York, NY 10036-2714

      DOMESTIC EQUITY                                                                       AIM V.I. CAPITAL APPRECIATION FUND

      LARGE-CAP GROWTH

                                                                             Annual Report to Shareholders - December 31, 2006

The Fund provides a complete list of its holdings
four times in each fiscal year, at the
quarter-ends. For the second and fourth quarters,
the lists appear in the Fund's semiannual and
annual reports to shareholders. For the first and
third quarters, the Fund files the lists with the
Securities and Exchange Commission (SEC) on Form
N-Q. The Fund's Form N-Q filings are available on
the SEC Web site, sec.gov. Copies of the Fund's                              [COVER GLOBE IMAGE]
Forms N-Q may be reviewed and copied at the SEC
Public Reference Room in Washington, D.C.You can
obtain information on the operation of the Public
Reference Room, including information about
duplicating fee charges, by calling 202-942-8090
or 800-732-0330, or by electronic request at the
following E-mail address: publicinfo@sec.gov. The
SEC file numbers for the Fund are 811-07452 and
033-57340. The Fund's most recent portfolio
holdings, as filed on Form N-Q, have also been
made available to insurance companies issuing
variable annuity contracts and variable life
insurance policies ("variable products") that
invest in the Fund.

A description of the policies and procedures that
the Fund uses to determine how to vote proxies
relating to portfolio securities is available
without charge, upon request, from our Client
Services department at 800-410-4246 or on the AIM
Web site, AIMinvestments.com. On the home page,                                             AIM V.I. CAPITAL APPRECIATION FUND
scroll down and click on AIM Funds Proxy Policy.                                           seeks to achieve growth of capital.
The information is also available on the SEC Web
site, sec.gov.

Information regarding how the Fund voted proxies
related to its portfolio securities during the 12
months ended June 30, 2006, is available at our
Web site. Go to AIMinvestments.com, access the
About Us tab, click on Required Notices and then
click on Proxy Voting Activity. Next, select the          UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS
Fund from the drop-down menu. The information is    OF DECEMBER 31, 2006, AND IS BASED ON TOTAL NET ASSETS.
also available on the SEC Web site, sec.gov.

                                                    ==========================================================================
                                                    THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
                                                    PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE
              [AIM INVESTMENTS LOGO]                INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ
             --Registered Trademark--               EACH CAREFULLY BEFORE INVESTING.
                                                    ==========================================================================

                                                                             NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                       AIM V.I. CAPITAL APPRECIATION FUND
==========================================================================================
                                                                                                  Stocks ranked highest by our
PER FORMANCE SUMMARY                                                                        quantitative model are the primary focus
                                                                                            of our fundamental research, which seeks
For the year ended December 31, 2006, AIM V.I. Capital Appreciation Fund produced positive  to determine the company's earnings returns but underperformed the S&P 500 --Registered Trademark-- Index and the Russell 1000  drivers and to identify potential
--Registered Trademark-- Growth Index.                                                      upside-to-earnings estimates. Our team
                                                                                            meets with company management to
      The Fund underperformed its broad market index and its style-specific index largely   evaluate products and services and the
due to stock selection in the health care and information technology (IT) sectors. The      quality of management. We also analyze
Fund's holdings generally underperformed those of the indexes in each of these sectors.     relevant trends within the respective
Overweight positions in these two sectors also detracted from the Fund's performance        industry, as well evaluate the
relative to the S&P 500 Index.                                                              competitive landscape. We believe stocks
                                                                                            that pass our quantitative and
      Your Fund's long-term performance appears on pages 4 - 5.                             fundamental screens are more likely to
                                                                                            outperform over time.
FUND VS. INDEXES
                                                                                                  We construct the portfolio using a
TOTAL RETURNS, 12/31/05 - 12/31/06, EXCLUDING VARIABLE PRODUCT ISSUER CHARGES. IF VARIABLE  bottom-up strategy -- focusing on stocks
PRODUCT ISSUER CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.                               rather than industries or sectors. While
                                                                                            there are no formal sector guidelines or
Series I Shares                                                                      6.30%  constraints, internal controls and
Series II Shares                                                                     6.06   proprietary software help us monitor
S&P 500 Index (Broad Market Index)                                                  15.78   risk levels and sector concentration.
Russell 1000 Growth Index (Style-Specific Index)                                     9.07
Lipper Multi-Cap Growth Funds Index (Peer Group Index)                               9.21         Our sell process is designed to
SOURCE: LIPPER INC.                                                                         avoid high-risk situations we believe
==========================================================================================  lead to underperformance, including:

HOW WE INVEST                                 - Earnings. We focus on companies exhibiting  - Deteriorating business prospects.
                                              strong growth in revenues, earnings and cash
We believe a growth investment strategy is    flows.                                        - Extended valuation.
an essential component of a diversified
portfolio.                                    - Quality. We seek companies with             - Slowing earnings growth.
                                              sustainable earnings growth and management
      Our investment process combines         teams with efficient capital allocation that  - Weakened balance sheet and cash flow
quantitative and fundamental analysis to      creates long-term value for shareholders.     statement.
uncover companies exhibiting long-term,
sustainable earnings and cash flow growth     - Valuation. We focus on companies that are   MARKET CONDITIONS AND YOUR FUND
that is not yet reflected in investor         attractively valued given their growth
expectations or equity valuations.            potential.                                    Domestic equities posted solid returns
                                                                                            during the 12-month reporting period,
      Our quantitative model ranks companies  - Risk assessment. We seek to avoid           with several major market indexes
based on factors we have found to be highly   high-risk companies as defined below.         reaching near-multiyear highs. Strong
correlated with outperformance in the growth                                                economic growth, favorable corporate
universe, including:                                                                        earnings results and continued benign
                                                                                            inflation supported equities, despite
                                                                                            high energy prices, a

====================================================================================================================================
PORTFOLIO COMPOSITION                         TOP FIVE INDUSTRIES*                          TOP 10 EQUITY HOLDINGS*
------------------------------------------------------------------------------------------------------------------------------------
By sector
Information Technology                 27.7%  1.Pharmaceuticals                       8.5%  1. Cisco Systems, Inc.              2.8%
Health Care                            16.4   2 Aerospace & Defense                   6.4   2. Amdocs Ltd.                      2.3
Industrials                            14.7   3.Investment Banking & Brokerage        5.8   3. Apple Computer, Inc.             2.2
Consumer Discretionary                 13.4   4.Computer Hardware                     5.1   4. JPMorgan Chase & Co.             2.0
Financials                             11.8   5 Communications Equipment              5.1   5. Microsoft Corp.                  2.0
Energy                                  5.1                                                 6. Goldman Sachs Group, Inc. (The)  2.0
Consumer Staples                        3.3   Total Net Assets              $1.58 billion   7. Roche Holding A.G. (Switzerland) 2.0
Materials                               3.2                                                 8. Hewlett-Packard Co.              1.8
Telecommunication Services              2.2   Total Number of Holdings*                95   9. Merrill Lynch & Co., Inc.        1.8
Money Market Funds Plus                                                                    10. Health Net Inc.                  1.7
Other Assets Less Liabilities           2.2

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
====================================================================================================================================

                                                                                                  AIM V.I. CAPITAL APPRECIATION FUND

slowing housing market and the U.S. Federal         Some of the underperformance in the                    Lanny H. Sachnowitz
Reserve Board's (the Fed) tightening          health care and IT sectors was offset by      [SACHNOWITZ    Senior portfolio manager,
campaign.                                     outperformance in other sectors, including      PHOTO]       is lead manager of AIM
                                              industrials, financials and materials. The                   V.I. Capital Appreciation
      Although mixed signals from the Fed     Fund outperformed the Russell 1000 Growth     Fund. He joined AIM in 1987 as a money
created some market volatility in May and     Index by the widest margin in the             market trader and research analyst. In
June, the market began to rally when the Fed  industrials sector due mostly to strong       1990, Mr. Sachnowitz's trading
left interest rates unchanged at several      stock selection in several industries that    responsibilities were expanded to
meetings beginning in August. In addition,    benefited from solid global economic          include head of equity trading. He was
the price of crude oil and other commodities  expansion. Many of the better-performing      named a portfolio manager in 1991. Mr.
stabilized.                                   industrials stocks were from the electrical   Sachnowitz earned a B.S. in finance from
                                              equipment industry, including Fund holdings   the University of Southern California
      For the year, small-cap stocks led the  EMERSON ELECTRIC and ABB LTD.                 and an M.B.A. from the University of
market higher, large- and mid-cap stocks                                                    Houston.
also had double-digit returns. Additionally,        In the materials sector, the Fund's
value stocks outperformed growth stocks.      outperformance was driven by an overweight                   Kirk L. Anderson
Positive performance was broad among S&P 500  position in metals and mining stocks and      [ANDERSON      Portfolio manager, is
sectors, with the highest returns in          stock selection in the chemicals industry.      PHOTO]       manager of AIM V.I.
telecommunication services, energy,           Many metals and mining stocks, including                     Capital Appreciation
utilities and financials.                     Brazilian steel holding COMPANHIA VALE DO     Fund. He joined AIM in 1994 and was
                                              RIO DOCE, performed well due to rising        named a portfolio manager in 2003. Mr.
      The Fund benefited from positive        commodity prices. Chemical holding SYNGENTA   Anderson earned a B.A. in political
absolute performance in eight of 10 market    also performed well.                          science from Texas A&M University and an
sectors, with the greatest positive impact                                                  M.S. in finance from the University of
on performance coming from holdings in the          Our investment process resulted in an   Houston.
industrials, financials and consumer          overweight position in the financials
discretionary sectors. Overall, the Fund      sector. Fund holdings that contributed to                    James G. Birdsall
underperformed the Russell 1000 Growth        performance included GOLDMAN SACHS, MERRILL                  Portfolio manager, is
Index, largely as a result of stock           LYNCH and MORGAN STANLEY. Favorable capital   [BIRDSALL      manager of AIM V.I.
selection in two sectors -- health care and   markets and solid merger and acquisition        PHOTO]       Capital Appreciation
IT.                                           activity continued to drive these stocks                     Fund. He has been
                                              during the reporting period.                  associated with AIM since 1995 and was
      In the health care sector, much of the                                                named a portfolio manager in 1999. Mr.
Fund's underperformance was due to weak             We reduced our exposure to the energy,  Birdsall earned a B.B.A. with a
performance by several health care provider   materials and health care sectors due to      concentration in finance from Stephen F.
and services holdings, including insurers     less upside-to-earnings estimates. Proceeds   Austin State University before earning
Aetna and Cigna. We sold both stocks          from these sales were invested primarily in   an M.B.A with a concentration in finance
following disappointing earnings results and  attractive opportunities in the               and international business from the
reduced confidence in their management        telecommunication services and IT sectors.    University of St. Thomas.
teams. Additionally, eye-care company Alcon
was a significant detractor from Fund         In closing                                                   Robert J. Lloyd
performance, and we sold this holding before                                                               Chartered Financial
the close of the year.                        We are pleased to have provided positive         [LLOYD      Analyst, portfolio
                                              returns for the year and thank you for your      PHOTO]      manager, is manager of
      Despite posting positive IT sector      commitment to AIM V.I. Capital Appreciation                  AIM V.I. Capital
returns, the Fund also underperformed the     Fund.                                         Appreciation Fund. He joined AIM in 2000
Russell 1000 Growth Index in this sector.                                                   and was named portfolio manager in 2001.
Underperformance resulted largely from        The views and opinions expressed in           He served eight years in the U.S. Navy
weakness in software holdings RED HAT and     management's discussion of Fund performance   as a Naval Flight Officer flying the
CITRIX SYSTEMS, semiconductor holdings PMC    are those of A I M Advisors, Inc. These       S-3B Viking. Mr. Lloyd earned a B.B.A.
SIERRA and ANALOG DEVICES and internet        views and opinions are subject to change at   degree from the University of Notre Dame
services firm EBAY. All of these holdings     any time based on factors such as market and  and an M.B.A. from the University of
were subsequently sold. However, some of      economic conditions. These views and          Chicago.
this underperformance was offset by           opinions may not be relied upon as
contributions from other IT holdings,         investment advice or recommendations, or as   Assisted by the Large/Multi-Cap Growth
including CISCO SYSTEMS, FREESCALE            an offer for a particular security. The       Team
SEMICONDUCTOR and AMDOCS. Freescale's stock   information is not a complete analysis of
price appreciated dramatically following the  every aspect of any market, country,
announcement that a consortium of private     industry, security or the Fund. Statements
equity firms was acquiring the company. We    of fact are from sources considered
subsequently sold the stock to lock in our    reliable, but A I M Advisors, Inc. makes no
gains.                                        representation or warranty as to their
                                              completeness or accuracy. Although
                                              historical performance is no guarantee of     FOR A DISCUSSION OF THE RISKS OF
                                              future results, these insights may help you   INVESTING IN YOUR FUND, INDEXES USED IN
                                              understand our investment management          THIS REPORT AND YOUR FUND'S LONG-TERM
                                              philosophy.                                   PERFORMANCE, PLEASE SEE PAGES 4-5.

YOUR FUND'S LONG-TERM PERFORMANCE                                                              AIM V.I. CAPITAL APPRECIATION FUND
============================================
AVERAGE ANNUAL TOTAL RETURNS                  SERIES II SHARES INCEPTION DATE IS AUGUST           AIM V.I. CAPITAL APPRECIATION
                                              21, 2001. RETURNS SINCE THAT DATE ARE         FUND, A SERIES PORTFOLIO OF AIM VARIABLE
As of 12/31/06                                HISTORICAL. ALL OTHER RETURNS ARE THE         INSURANCE FUNDS, IS CURRENTLY OFFERED
SERIES I SHARES                               BLENDED RETURNS OF THE HISTORICAL             THROUGH INSURANCE COMPANIES ISSUING
Inception (5/5/93)                 8.79%      PERFORMANCE OF SERIES II SHARES SINCE         VARIABLE PRODUCTS. YOU CANNOT PURCHASE
   10 Years                        4.93       THEIR INCEPTION AND THE RESTATED              SHARES OF THE FUND DIRECTLY.
    5 Years                        3.86       HISTORICAL PERFORMANCE OF SERIES I
    1 Year                         6.30       SHARES (FOR PERIODS PRIOR TO INCEPTION OF           PERFORMANCE FIGURES GIVEN
                                              SERIES II SHARES) ADJUSTED TO REFLECT THE     REPRESENT THE FUND AND ARE NOT INTENDED
SERIES II SHARES                              RULE 12B-1 FEES APPLICABLE TO SERIES II       TO REFLECT ACTUAL VARIABLE PRODUCT
   10 Years                        4.67%      SHARES. THE INCEPTION DATE OF SERIES I        VALUES. THEY DO NOT REFLECT SALES
    5 Years                        3.61       SHARES IS MAY 5, 1993. THE PERFORMANCE OF     CHARGES, EXPENSES AND FEES ASSESSED IN
    1 Year                         6.06       THE FUND'S SERIES I AND SERIES II SHARE       CONNECTION WITH A VARIABLE PRODUCT.
============================================  CLASSES WILL DIFFER PRIMARILY DUE TO          SALES CHARGES, EXPENSES AND FEES, WHICH
                                              DIFFERENT CLASS EXPENSES.                     ARE DETERMINED BY THE VARIABLE PRODUCT
============================================                                                ISSUERS, WILL VARY AND WILL LOWER THE
CUMULATIVE TOTAL RETURNS                                                                    TOTAL RETURN.
                                                    THE PERFORMANCE DATA QUOTED REPRESENT
6 months ended 12/31/06                       PAST PERFORMANCE AND CANNOT GUARANTEE               PER NASD REQUIREMENTS, THE MOST
Series I Shares                    6.69%      COMPARABLE FUTURE RESULTS; CURRENT            RECENT MONTH-END PERFORMANCE DATA AT THE
Series II Shares                   6.58       PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE    FUND LEVEL, EXCLUDING VARIABLE PRODUCT
                                              CONTACT YOUR VARIABLE PRODUCT ISSUER OR       CHARGES, IS AVAILABLE ON THIS AIM
                                              FINANCIAL ADVISOR FOR THE MOST RECENT         AUTOMATED INFORMATION LINE,
                                              MONTH-END VARIABLE PRODUCT PERFORMANCE.       866-702-4402. AS MENTIONED ABOVE, FOR
                                              PERFORMANCE FIGURES REFLECT FUND EXPENSES,    THE MOST RECENT MONTH-END PERFORMANCE
                                              REINVESTED DISTRIBUTIONS AND CHANGES IN NET   INCLUDING VARIABLE PRODUCT CHARGES,
                                              ASSET VALUE. INVESTMENT RETURN AND PRINCIPAL  PLEASE CONTACT YOUR VARIABLE PRODUCT
                                              VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A   ISSUER OR FINANCIAL ADVISOR.
                                              GAIN OR LOSS WHEN YOU SELL SHARES.
====================================================================================================================================

PRINCIPAL RISKS OF INVESTING IN THE FUND      risk management purposes, the Fund may not    is a trademark/service mark of the Frank
                                              achieve its investment objective.             Russell Company. Russell --REGISTERED
Prices of equity securities change in                                                       TRADEMARK-- is a trademark of the Frank
response to many factors including the              If the seller of a repurchase           Russell Company.
historical and prospective earnings of the    agreement in which the Fund invests defaults
issuer, the value of its assets, general      on its obligation or declares bankruptcy,           The unmanaged LIPPER MULTI-CAP
economic conditions, interest rates,          the Fund may experience delays in selling     GROWTH FUNDS INDEX represents an average
investor perceptions and market liquidity.    the securities underlying the repurchase      of the performance of the 30 largest
                                              agreement.                                    multi-capitalization growth funds
      Investing in a fund that invests in                                                   tracked by Lipper Inc., an independent
smaller companies involves risks not                There is no guarantee that the          mutual fund performance monitor.
associated with investing in more             investment techniques and risk analyses used
established companies, such as business       by the Fund's portfolio managers will               In conjunction with the annual
risk, stock price fluctuations and            produce the desired results.                  prospectus update on or about May 1,
illiquidity.                                                                                2007, the AIM V.I. Capital Appreciation
                                              ABOUT INDEXES USED IN THIS REPORT             Fund prospectus will be amended to
      Foreign securities have additional                                                    reflect that the Fund has elected to use
risks, including exchange rate changes,       The unmanaged STANDARD & POOR'S Composite     the Lipper Variable Underlying Funds
political and economic upheaval, the          Index of 500 Stocks (the S&P 500 Index) is    (VUF) Multi-Cap Growth Funds Category
relative lack of information about these      an index of common stocks frequently used as  Average as its peer group rather than
companies, relatively low market liquidity    a general measure of U.S. stock market        the Lipper Multi-Cap Growth Funds Index.
and the potential lack of strict financial    performance.                                  The Lipper VUF Multi-Cap Growth Funds
and accounting controls and standards.                                                      Category Average, recently published by
                                                    The unmanaged RUSSELL 1000 GROWTH       Lipper Inc., comprises the underlying
      Investing in emerging markets involves  INDEX is a subset of the unmanaged RUSSELL    funds in each variable insurance
greater risk than investing in more           1000 --Registered Trademark-- Index, which    category and does not include mortality
established markets. The risks include the    represents the performance of the stocks of   and expense fees.
relatively smaller size and lesser liquidity  large-capitalization companies; the Growth
of these markets, high inflation rates,       subset measures the performance of Russell          The Fund is not managed to track
adverse political developments and lack of    1000 companies with higher price/book ratios  the performance of any particular index,
timely information.                           and higher forecasted growth values. The      including the indexes defined here, and
                                              Russell 1000 Growth Index                     consequently, the performance of the
      To the extent the Fund holds cash or                                                  Fund may deviate significantly from the
cash equivalents rather than equity                                                         performance of the indexes.
securities for
                                                                                            Continued on page 5

                                                                                                  AIM V.I. CAPITAL APPRECIATION FUND

Past performance cannot guarantee comparable  value of an investment, is constructed with
future results.                               each segment representing a percent change
                                              in the value of the investment. In this
      This chart, which is a logarithmic      chart, each segment represents a doubling,
chart, presents the fluctuations in the       or 100% change, in the value of the
value of the Fund and its indexes. We         investment. In other words, the space
believe that a logarithmic chart is more      between $5,000 and $10,000 is the same size
effective than other types of charts in       as the space between $10,000 and $20,000,
illustrating changes in value during the      and so on.
early years shown in the chart. The vertical
axis, the one that indicates the dollar
====================================================================================================================================
Continued from page 4

      A direct investment cannot be made in   principles require adjustments to be made to        Industry classifications used in
an index. Unless otherwise indicated, index   the net assets of the Fund at period end for  this report are generally according to
results include reinvested dividends, and     financial reporting purposes, and as such,    the Global Industry Classification
they do not reflect sales charges.            the net asset values for shareholder          Standard, which was developed by and is
Performance of an index of funds reflects     transactions and the returns based on those   the exclusive property and a service
fund expenses; performance of a market index  net asset values may differ from the net      mark of Morgan Stanley Capital
does not.                                     asset values and returns reported in the      International Inc. and Standard &
                                              Financial Highlights. Additionally, the       Poor's.
OTHER INFORMATION                             returns and net asset values shown
                                              throughout this report are at the Fund level        The Chartered Financial Analyst
The returns shown in management's discussion  only and do not include variable product      --Registered Trademark-- (CFA
of Fund performance are based on net asset    issuer charges. If such charges were          --Registered Trademark--) designation is
values calculated for shareholder             included, the total returns would be lower.   a globally recognized standard for
transactions. Generally accepted accounting                                                 measuring the competence and integrity
                                                                                            of investment professionals.

============================================================================================================
                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
INDEX DATA FROM 4/30/93, FUND DATA FROM 5/5/93

                 AIM V.I.
         CAPITAL APPRECIATION FUND                                             LIPPER MULTI-CAP
 DATE         -SERIES I SHARES      S&P 500 INDEX  RUSSELL 1000 GROWTH INDEX  GROWTH FUNDS INDEX
4/30/93                                $10000                 $10000                $10000
   5/93            $10320               10267                  10350                 10544
   6/93             10200               10297                  10256                 10645
   7/93             10390               10255                  10072                 10648
   8/93             10990               10644                  10486                 11184
   9/93             11370               10562                  10409                 11422
  10/93             11440               10780                  10698                 11555
  11/93             11261               10678                  10626                 11206
  12/93             11950               10807                  10809                 11583
   1/94             12590               11174                  11060                 11968
   2/94             12831               10871                  10857                 11776
   3/94             11820               10398                  10332                 11144
   4/94             11940               10531                  10380                 11154
   5/94             11770               10703                  10537                 11119
   6/94             11099               10441                  10225                 10657
   7/94             11378               10784                  10575                 10962
   8/94             12209               11225                  11163                 11570
   9/94             12239               10950                  11012                 11391
  10/94             12620               11196                  11271                 11614
  11/94             12070               10789                  10910                 11161
  12/94             12249               10949                  11092                 11256
   1/95             12098               11232                  11330                 11253
   2/95             12750               11670                  11804                 11708
   3/95             13343               12013                  12149                 12089
   4/95             13624               12367                  12414                 12336
   5/95             13996               12860                  12846                 12658
   6/95             15101               13159                  13342                 13428
   7/95             16537               13595                  13897                 14286
   8/95             16677               13629                  13912                 14404
   9/95             17259               14204                  14553                 14801
  10/95             16888               14153                  14563                 14613
  11/95             17089               14773                  15129                 15099
  12/95             16621               15058                  15216                 15052
   1/96             16772               15570                  15725                 15280
   2/96             17666               15715                  16013                 15730
   3/96             17647               15866                  16033                 15823
   4/96             18732               16100                  16455                 16526
   5/96             19324               16514                  17030                 16980
   6/96             18601               16577                  17053                 16615
   7/96             17005               15845                  16054                 15411
   8/96             17980               16180                  16468                 16087
   9/96             19346               17090                  17667                 17131
  10/96             19035               17561                  17774                 17091
  11/96             19979               18887                  19108                 18066
  12/96             19547               18513                  18734                 17739
   1/97             20403               19669                  20048                 18590
   2/97             19559               19824                  19913                 18077
   3/97             18362               19011                  18835                 17144
   4/97             18694               20144                  20086                 17688
   5/97             20535               21376                  21535                 19188
   6/97             21180               22326                  22397                 19908
   7/97             23353               24102                  24378                 21741
   8/97             23082               22753                  22951                 21146
   9/97             24190               23998                  24080                 22484
  10/97             22649               23198                  23190                 21490
  11/97             22398               24271                  24175                 21626
  12/97             22192               24687                  24446                 21810
   1/98             21764               24960                  25177                 21905
   2/98             23814               26759                  27071                 23728
   3/98             24609               28129                  28150                 24885
   4/98             25222               28417                  28540                 25173
   5/98             24069               27929                  27730                 24217
   6/98             25039               29063                  29428                 25461
   7/98             24163               28755                  29234                 24841
   8/98             19683               24601                  24846                 20242
   9/98             21346               26178                  26755                 21701
  10/98             22388               28304                  28905                 22922
  11/98             23736               30019                  31104                 24517
  12/98             26480               31748                  33909                 27218
   1/99             26954               33075                  35900                 28891
   2/99             25250               32047                  34260                 27385
   3/99             26386               33329                  36064                 28944
   4/99             27228               34620                  36110                 29647
   5/99             27114               33803                  35000                 29074
   6/99             29006               35674                  37452                 31108
   7/99             28156               34565                  36262                 30407
   8/99             28018               34394                  36854                 30103
============================================================================================================

                                                             Source: Lipper Inc.

====================================================================================================================================
                                [MOUNTAIN CHART]

 9/99        28206                33452                         36080           29930
10/99        30257                35568                         38805           32039
11/99        32853                36291                         40898           34608
12/99        38300                38425                         45152           39834
 1/00        37645                36495                         43035           39430
 2/00        42576                35805                         45139           45734
 3/00        43619                39305                         48369           45554
 4/00        40283                38123                         46068           41735
 5/00        37874                37342                         43748           38920
 6/00        41456                38261                         47064           42780
 7/00        41046                37664                         45102           41437
 8/00        46439                40002                         49185           45925
 9/00        43834                37891                         44533           43135
10/00        40854                37730                         42425           40630
11/00        33124                34757                         36172           33975
12/00        34124                34928                         35027           35033
 1/01        35783                36166                         37447           35743
 2/01        30229                32871                         31090           30511
 3/01        26910                30790                         27706           27241
 4/01        29588                33180                         31211           30567
 5/01        29289                33403                         30751           30402
 6/01        28759                32590                         30039           29861
 7/01        27675                32269                         29288           28249
 8/01        25306                30251                         26893           25811
 9/01        22120                27809                         24208           21975
10/01        23391                28339                         25478           23548
11/01        25738                30512                         27926           25816
12/01        26180                30780                         27873           26218
 1/02        25722                30331                         27381           25478
 2/02        24624                29746                         26245           23896
 3/02        26119                30865                         27152           25321
 4/02        24611                28994                         24936           23783
 5/02        24154                28781                         24333           23093
 6/02        22465                26732                         22082           20940
 7/02        20417                24649                         20868           18973
 8/02        20368                24810                         20931           18829
 9/02        18789                22116                         18759           17369
10/02        20465                24061                         20480           18696
11/02        21296                25476                         21593           19866
12/02        19801                23980                         20101           18399
 1/03        19270                23353                         19613           18095
 2/03        19185                23002                         19523           17972
 3/03        19450                23225                         19887           18258
 4/03        20751                25137                         21357           19592
 5/03        21777                26460                         22423           21032
 6/03        22053                26798                         22732           21275
 7/03        22874                27271                         23297           21935
 8/03        23740                27801                         23877           22812
 9/03        22945                27507                         23621           22372
10/03        24583                29062                         24948           23957
11/03        25102                29318                         25209           24394
12/03        25625                30854                         26081           24909
 1/04        26094                31420                         26614           25531
 2/04        26300                31857                         26783           25868
 3/04        25856                31376                         26286           25790
 4/04        25049                30885                         25980           24925
 5/04        25567                31308                         26465           25513
 6/04        26158                31916                         26795           26060
 7/04        24544                30860                         25281           24220
 8/04        24122                30984                         25156           23879
 9/04        24834                31319                         25395           24800
10/04        25447                31798                         25791           25333
11/04        26602                33084                         26678           26697
12/04        27326                34209                         27724           27715
 1/05        26555                33376                         26800           26715
 2/05        27073                34077                         27085           27017
 3/05        26410                33475                         26591           26446
 4/05        25470                32840                         26085           25476
 5/05        26649                33884                         27347           27043
 6/05        26710                33933                         27246           27189
 7/05        28096                35194                         28578           28796
 8/05        28071                34873                         28210           28659
 9/05        28854                35155                         28340           29121
10/05        28361                34569                         28064           28590
11/05        29518                35875                         29275           30119
12/05        29739                35888                         29183           30244
 1/06        31185                36838                       29695.7         31805.4
 2/06        30789                36938                         29649           31277
 3/06        31512                37397                         30086           31987
 4/06        31704                37899                         30045           32238
 5/06        29837                36810                         29027           30353
 6/06        29631                36859                         28912           30285
 7/06        28644                37086                         28362           29365
 8/06        29272                37967                         29247           30095
 9/06        30188                38945                         30050           30786
10/06        30828                40213                         31107           32052
11/06        31540                40976                         31724           33037
12/06        31610                41551                         31831           33029
====================================================================================================================================

CALCULATING YOUR ONGOING FUND EXPENSES                                                            AIM V.I. CAPITAL APPRECIATION FUND

EXAMPLE                                       ACTUAL EXPENSES                               Fund's actual return. The Fund's actual
                                                                                            cumulative total returns at net asset
As a shareholder of the Fund, you incur       The table below provides information about    value after expenses for the six months
ongoing costs, including management fees;     actual account values and actual expenses.    ended December 31, 2006, appear in the
distribution and/or service fees (12b-1);     You may use the information in this table,    table "Cumulative Total Returns" on page
and other Fund expenses. This example is      together with the amount you invested, to     4.
intended to help you understand your ongoing  estimate the expenses that you paid over the
costs (in dollars) of investing in the Fund   period. Simply divide your account value by         The hypothetical account values
and to compare these costs with ongoing       $1,000 (for example, an $8,600 account value  and expenses may not be used to estimate
costs of investing in other mutual funds.     divided by $1,000 = 8.6), then multiply the   the actual ending account balance or
The example is based on an investment of      result by the number in the table under the   expenses you paid for the period. You
$1,000 invested at the beginning of the       heading entitled "Actual Expenses Paid        may use this information to compare the
period and held for the entire period July    During Period" to estimate the expenses you   ongoing costs of investing in the Fund
1, 2006, through December 31, 2006.           paid on your account during this period.      and other funds. To do so, compare this
                                                                                            5% hypothetical example with the 5%
      The actual and hypothetical expenses    HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES  hypothetical examples that appear in the
in the examples below do not represent the                                                  shareholder reports of the other funds.
effect of any fees or other expenses          The table below also provides information
assessed in connection with a variable        about hypothetical account values and               Please note that the expenses
product; if they did, the expenses shown      hypothetical expenses based on the Fund's     shown in the table are meant to
would be higher while the ending account      actual expense ratio and an assumed rate of   highlight your ongoing costs. Therefore,
values shown would be lower.                  return of 5% per year before expenses, which  the hypothetical information is useful
                                              is not the                                    in comparing ongoing costs only, and
                                                                                            will not help you determine the relative
                                                                                            total costs of owning different funds.
=================================================================================================================

                                     ACTUAL                       HYPOTHETICAL
                                                      (5% ANNUAL RETURN BEFORE EXPENSES)

             BEGINNING       ENDING        EXPENSES      ENDING                EXPENSES   ANNUALIZED
 SHARE     ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE          PAID DURING   EXPENSE
 CLASS        (7/1/06)    (12/31/06)(1)   PERIOD(2)     (12/31/06)            PERIOD(2)     RATIO
Series I   $    1,000.00  $    1,066.90   $    4.74   $    1,020.62            $ 4.63       0.91%
Series II       1,000.00       1,065.80        6.04        1,019.36              5.90       1.16

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 4.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.
================================================================================

APPROVAL OF INVESTMENT ADVISORY AGREEMENT                                                         AIM V.I. CAPITAL APPRECIATION FUND

The Board of Trustees of AIM Variable         provided by AIM. The Board reviewed the       essary to change the Fund's portfolio
Insurance Funds (the "Board") oversees the    services to be provided by AIM under the      management team at this time. Although
management of AIM V.I. Capital Appreciation   Advisory Agreement. Based on such review,     the independent written evaluation of
Fund (the "Fund") and, as required by law,    the Board concluded that the range of         the Fund's Senior Officer (discussed
determines annually whether to approve the    services to be provided by AIM under the      below) only considered Fund performance
continuance of the Fund's advisory agreement  Advisory Agreement was appropriate and that   through the most recent calendar year,
with A I M Advisors, Inc. ("AIM"). Based      AIM currently is providing services in        the Board also reviewed more recent Fund
upon the recommendation of the Investments    accordance with the terms of the Advisory     performance, which did not change their
Committee of the Board, at a meeting held on  Agreement.                                    conclusions.
June 27, 2006, the Board, including all of
the independent trustees, approved the        - The quality of services to be provided by   - Meetings with the Fund's portfolio
continuance of the advisory agreement (the    AIM. The Board reviewed the credentials and   managers and investment personnel. With
"Advisory Agreement") between the Fund and    experience of the officers and employees of   respect to the Fund, the Board is
AIM for another year, effective July 1,       AIM who will provide investment advisory      meeting periodically with such Fund's
2006.                                         services to the Fund. In reviewing the        portfolio managers and/or other
                                              qualifications of AIM to provide investment   investment personnel and believes that
      The Board considered the factors        advisory services, the Board considered such  such individuals are competent and able
discussed below in evaluating the fairness    issues as AIM's portfolio and product review  to continue to carry out their
and reasonableness of the Advisory Agreement  process, various back office support          responsibilities under the Advisory
at the meeting on June 27, 2006 and as part   functions provided by AIM and AIM's equity    Agreement.
of the Board's ongoing oversight of the       and fixed income trading operations. Based
Fund. In their deliberations, the Board and   on the review of these and other factors,     - Overall performance of AIM. The Board
the independent trustees did not identify     the Board concluded that the quality of       considered the overall performance of
any particular factor that was controlling,   services to be provided by AIM was            AIM in providing investment advisory and
and each trustee attributed different         appropriate and that AIM currently is         portfolio administrative services to the
weights to the various factors.               providing satisfactory services in            Fund and concluded that such performance
                                              accordance with the terms of the Advisory     was satisfactory.
      One responsibility of the independent   Agreement.
Senior Officer of the Fund is to manage the                                                 - Fees relative to those of clients of
process by which the Fund's proposed          - The performance of the Fund relative to     AIM with comparable investment
management fees are negotiated to ensure      comparable funds. The Board reviewed the      strategies. The Board reviewed the
that they are negotiated in a manner which    performance of the Fund during the past one,  effective advisory fee rate (before
is at arms' length and reasonable. To that    three and five calendar years against the     waivers) for the Fund under the Advisory
end, the Senior Officer must either           performance of funds advised by other         Agreement. The Board noted that this
supervise a competitive bidding process or    advisors with investment strategies           rate was (i) comparable to the effective
prepare an independent written evaluation.    comparable to those of the Fund. The Board    advisory fee rates (before waivers) for
The Senior Officer has recommended an         noted that the Fund's performance was above   two mutual funds advised by AIM with
independent written evaluation in lieu of a   the median performance of such comparable     investment strategies comparable to
competitive bidding process and, upon the     funds for the one and five year periods and   those of the Fund; (ii) below the
direction of the Board, has prepared such an  below such median performance for the three   effective advisory fee rate (before
independent written evaluation. Such written  year period. Based on this review and after   waivers) for a variable insurance fund
evaluation also considered certain of the     taking account of all of the other factors    advised by AIM and offered to insurance
factors discussed below. In addition, as      that the Board considered in determining      company separate accounts with
discussed below, the Senior Officer made a    whether to continue the Advisory Agreement    investment strategies comparable to
recommendation to the Board in connection     for the Fund, the Board concluded that no     those of the Fund; (iii) above the
with such written evaluation.                 changes should be made to the Fund and that   effective sub-advisory fee rate for one
                                              it was not necessary to change the Fund's     offshore fund advised and sub-advised by
      The discussion below serves as a        portfolio management team at this time.       AIM affiliates with investment
summary of the Senior Officer's independent   Although the independent written evaluation   strategies comparable to those of the
written evaluation and recommendation to the  of the Fund's Senior Officer (discussed       Fund, although the total advisory fees
Board in connection therewith, as well as a   below) only considered Fund performance       for such offshore fund were above those
discussion of the material factors and the    through the most recent calendar year, the    for the Fund; (iv) above the effective
conclusions with respect thereto that formed  Board also reviewed more recent Fund          sub-advisory fee rates for five variable
the basis for the Board's approval of the     performance, which did not change their       insurance funds sub-advised by an AIM
Advisory Agreement. After consideration of    conclusions.                                  affiliate and offered to insurance
all of the factors below and based on its                                                   company separate accounts with
informed business judgment, the Board         - The performance of the Fund relative to     investment strategies comparable to
determined that the Advisory Agreement is in  indices. The Board reviewed the performance   those of the Fund, although the total
the best interests of the Fund and its        of the Fund during the past one, three and    advisory fees for such variable
shareholders and that the compensation to     five calendar years against the performance   insurance funds were above those for the
AIM under the Advisory Agreement is fair and  of the Lipper Variable Underlying Fund Multi  Fund; and (v) above the total advisory
reasonable and would have been obtained       Cap Growth Index. The Board noted that the    fee rate for a separately managed
through arm's length negotiations.            Fund's performance was below the performance  account/wrap account managed by an AIM
                                              of such Index for the one and three year      affiliate with investment strategies
      Unless otherwise stated, information    periods and comparable to such Index for the  comparable to those of the Fund. The
presented below is as of June 27, 2006 and    five year period. Based on this review and    Board noted that AIM has agreed to waive
does not reflect any changes that may have    after taking account of all of the other      advisory fees of the Fund and to limit
occurred since June 27, 2006, including but   factors that the Board considered in          the Fund's total operating expenses, as
not limited to changes to the Fund's          determining whether to continue the Advisory  discussed below. Based on this review,
performance, advisory fees, expense           Agreement for the Fund, the Board concluded   the Board concluded that the advisory
limitations and/or fee waivers.               that no changes should be made to the Fund    fee rate for the Fund under the Advisory
                                              and that it was not nec-                      Agreement was fair and reasonable.
- The nature and extent of the advisory
services to be                                                                              - Fees relative to those of comparable
                                                                                            funds with other advisors. The Board
                                                                                            reviewed the advisory fee rate for the
                                                                                            Fund under the Advisory Agreement. The
                                                                                            Board compared effective contractual
                                                                                            advisory fee rates at a common asset
                                                                                            level at the end of the past calendar

                                                                                                                         (continued)

                                                                                                  AIM V.I. CAPITAL APPRECIATION FUND

year and noted that the Fund's rate was       realize certain benefits upon investing cash  - Benefits of soft dollars to AIM. The
below the median rate of the funds advised    balances in AIM advised money market funds,   Board considered the benefits realized
by other advisors with investment strategies  including a higher net return, increased      by AIM as a result of brokerage
comparable to those of the Fund that the      liquidity, increased diversification or       transactions executed through "soft
Board reviewed. The Board noted that AIM has  decreased transaction costs. The Board also   dollar" arrangements. Under these
agreed to waive advisory fees of the Fund     found that the Fund will not receive reduced  arrangements, brokerage commissions pai
and to limit the Fund's total operating       services if it invests its cash balances in   by the Fund and/or other funds advised
expenses, as discussed below. Based on this   such money market funds. The Board noted      by AIM are used to pay for research and
review, the Board concluded that the          that, to the extent the Fund invests          execution services. This research may be
advisory fee rate for the Fund under the      uninvested cash in affiliated money market    used by AIM in making investment
Advisory Agreement was fair and reasonable.   funds, AIM has voluntarily agreed to waive a  decisions for the Fund. The Board
                                              portion of the advisory fees it receives      concluded that such arrangements were
- Expense limitations and fee waivers. The    from the Fund attributable to such            appropriate.
Board noted that AIM has contractually        investment. The Board further determined
agreed to waive advisory fees of the Fund     that the proposed securities lending program  - AIM's financial soundness in light of
through December 31, 2009 to the extent       and related procedures with respect to the    the Fund's needs. The Board considered
necessary so that the advisory fees payable   lending Fund is in the best interests of the  whether AIM is financially sound and has
by the Fund do not exceed a specified         lending Fund and its respective               the resources necessary to perform its
maximum advisory fee rate, which maximum      shareholders. The Board therefore concluded   obligations under the Advisory
rate includes breakpoints and is based on     that the investment of cash collateral        Agreement, and concluded that AIM has
net asset levels. The Board considered the    received in connection with the securities    the financial resources necessary to
contractual nature of this fee waiver and     lending program in the money market funds     fulfill its obligations under the
noted that it remains in effect until         according to the procedures is in the best    Advisory Agreement.
December 31, 2009. The Board noted that AIM   interests of the lending Fund and its
has contractually agreed to waive fees        respective shareholders.                      - Historical relationship between the
and/or limit expenses of the Fund through                                                   Fund and AIM. In determining whether to
April 30, 2008 in an amount necessary to      - Independent written evaluation and          continue the Advisory Agreement for the
limit total annual operating expenses to a    recommendations of the Fund's Senior          Fund, the Board also considered the
specified percentage of average daily net     Officer. The Board noted that, upon their     prior relationship between AIM and the
assets for each class of the Fund. The Board  direction, the Senior Officer of the Fund,    Fund, as well as the Board's knowledge
considered the contractual nature of this     who is independent of AIM and AIM's           of AIM's operations, and concluded that
fee waiver/expense limitation and noted that  affiliates, had prepared an independent       it was beneficial to maintain the
it remains in effect until April 30, 2008.    written evaluation in order to assist the     current relationship, in part, because
The Board considered the effect these fee     Board in determining the reasonableness of    of such knowledge. The Board also
waivers/expense limitations would have on     the proposed management fees of the AIM       reviewed the general nature of the
the Fund's estimated expenses and concluded   Funds, including the Fund. The Board noted    non-investment advisory services
that the levels of fee waivers/expense        that the Senior Officer's written evaluation  currently performed by AIM and its
limitations for the Fund were fair and        had been relied upon by the Board in this     affiliates, such as administrative,
reasonable.                                   regard in lieu of a competitive bidding       transfer agency and distribution
                                              process. In determining whether to continue   services, and the fees received by AIM
- Breakpoints and economies of scale. The     the Advisory Agreement for the Fund, the      and its affiliates for performing such
Board reviewed the structure of the Fund's    Board considered the Senior Officer's         services. In addition to reviewing such
advisory fee under the Advisory Agreement,    written evaluation and the recommendation     services, the trustees also considered
noting that it includes one breakpoint. The   made by the Senior Officer to the Board that  the organizational structure employed by
Board reviewed the level of the Fund's        the Board consider whether the advisory fee   AIM and its affiliates to provide those
advisory fees, and noted that such fees, as   waivers for certain equity AIM Funds,         services. Based on the review of these
a percentage of the Fund's net assets, have   including the Fund, should be simplified.     and other factors, the Board concluded
decreased as net assets increased because     The Board concluded that it would be          that AIM and its affiliates were
the Advisory Agreement includes a             advisable to consider this issue and reach a  qualified to continue to provide
breakpoint. The Board noted that AIM has      decision prior to the expiration date of      non-investment advisory services to the
contractually agreed to waive advisory fees   such advisory fee waivers.                    Fund, including administrative, transfer
of the Fund through December 31, 2009 to the                                                agency and distribution services, and
extent necessary so that the advisory fees    - Profitability of AIM and its affiliates.    that AIM and its affiliates currently
payable by the Fund do not exceed a           The Board reviewed information concerning     are providing satisfactory
specified maximum advisory fee rate, which    the profitability of AIM's (and its           non-investment advisory services.
maximum rate includes breakpoints and is      affiliates') investment advisory and other
based on net asset levels. The Board          activities and its financial condition. The   - Other factors and current trends. The
concluded that the Fund's fee levels under    Board considered the overall profitability    Board considered the steps that AIM and
the Advisory Agreement therefore reflect      of AIM, as well as the profitability of AIM   its affiliates have taken over the last
economies of scale and that it was not        in connection with managing the Fund. The     several years, and continue to take, in
necessary to change the advisory fee          Board noted that AIM's operations remain      order to improve the quality and
breakpoints in the Fund's advisory fee        profitable, although increased expenses in    efficiency of the services they provide
schedule.                                     recent years have reduced AIM's               to the Funds in the areas of investment
                                              profitability. Based on the review of the     performance, product line
- Investments in affiliated money market      profitability of AIM's and its affiliates'    diversification, distribution, fund
funds. The Board also took into account the   investment advisory and other activities and  operations, shareholder services and
fact that uninvested cash and cash            its financial condition, the Board concluded  compliance. The Board concluded that
collateral from securities lending            that the compensation to be paid by the Fund  these steps taken by AIM have improved,
arrangements, if any (collectively, "cash     to AIM under its Advisory Agreement was not   and are likely to continue to improve,
balances") of the Fund may be invested in     excessive.                                    the quality and efficiency of the
money market funds advised by AIM pursuant                                                  services AIM and its affiliates provide
to the terms of an SEC exemptive order. The                                                 to the Fund in each of these areas, and
Board found that the Fund may                                                               support the Board's approval of the
                                                                                            continuance of the Advisory Agreement
                                                                                            for the Fund.

AIM V.I. Capital Appreciation Fund

SCHEDULE OF INVESTMENTS

December 31, 2006


                                                 SHARES         VALUE
--------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-85.20%

AEROSPACE & DEFENSE-6.42%

Boeing Co. (The)                                  145,102   $   12,890,862
--------------------------------------------------------------------------
General Dynamics Corp.                            292,679       21,760,684
--------------------------------------------------------------------------
Precision Castparts Corp.                         259,082       20,280,939
--------------------------------------------------------------------------
Spirit Aerosystems Holdings Inc.-Class A(a)       575,000       19,245,250
--------------------------------------------------------------------------
United Technologies Corp.                         432,982       27,070,034
==========================================================================
                                                               101,247,769
==========================================================================

APPAREL RETAIL-2.13%

Aeropostale, Inc.(a)                              410,733       12,679,328
--------------------------------------------------------------------------
DSW Inc.-Class A(a)(b)                            215,188        8,299,801
--------------------------------------------------------------------------
Limited Brands, Inc.                              436,185       12,623,194
==========================================================================
                                                                33,602,323
==========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.75%

Carter's, Inc.(a)                                 462,946       11,805,123
==========================================================================

APPLICATION SOFTWARE-4.10%

Adobe Systems Inc.(a)                             391,766       16,109,418
--------------------------------------------------------------------------
Amdocs Ltd.(a)                                    933,250       36,163,437
--------------------------------------------------------------------------
BEA Systems, Inc.(a)                              975,000       12,265,500
==========================================================================
                                                                64,538,355
==========================================================================

BIOTECHNOLOGY-2.60%

Amgen Inc.(a)                                     285,988       19,535,840
--------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          329,596       21,400,669
==========================================================================
                                                                40,936,509
==========================================================================

COMMUNICATIONS EQUIPMENT-4.06%

Cisco Systems, Inc.(a)                          1,610,000       44,001,300
--------------------------------------------------------------------------
Motorola, Inc.                                    971,014       19,964,048
==========================================================================
                                                                63,965,348
==========================================================================

COMPUTER & ELECTRONICS RETAIL-1.30%

Best Buy Co., Inc.                                416,349       20,480,207
==========================================================================

COMPUTER HARDWARE-5.11%

Apple Computer, Inc.(a)                           415,000       35,208,600
--------------------------------------------------------------------------
Dell Inc.(a)                                      650,000       16,308,500
--------------------------------------------------------------------------
Hewlett-Packard Co.                               703,709       28,985,774
==========================================================================
                                                                80,502,874
==========================================================================

COMPUTER STORAGE & PERIPHERALS-1.00%

Seagate Technology                                597,423       15,831,709
==========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.02%

Terex Corp.(a)                                    247,925       16,010,996
==========================================================================

                                                 SHARES         VALUE
--------------------------------------------------------------------------


DATA PROCESSING & OUTSOURCED SERVICES-1.14%

Global Payments Inc.                              156,290   $    7,236,227
--------------------------------------------------------------------------
VeriFone Holdings, Inc.(a)(b)                     302,701       10,715,615
==========================================================================
                                                                17,951,842
==========================================================================

DEPARTMENT STORES-2.30%

J.C. Penney Co., Inc.                             310,000       23,981,600
--------------------------------------------------------------------------
Nordstrom, Inc.                                   246,991       12,186,536
==========================================================================
                                                                36,168,136
==========================================================================

DRUG RETAIL-0.56%

Longs Drug Stores Corp.                           209,220        8,866,744
==========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-2.97%

Acuity Brands, Inc.                               169,033        8,796,477
--------------------------------------------------------------------------
Cooper Industries, Ltd.-Class A                   190,661       17,241,474
--------------------------------------------------------------------------
Emerson Electric Co.                              472,683       20,840,594
==========================================================================
                                                                46,878,545
==========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.10%

Amphenol Corp.-Class A                            211,699       13,142,274
--------------------------------------------------------------------------
Mettler-Toledo International Inc.(a)               53,589        4,225,493
==========================================================================
                                                                17,367,767
==========================================================================

ENVIRONMENTAL & FACILITIES SERVICES-0.86%

Waste Management, Inc.                            370,083       13,607,952
==========================================================================

GENERAL MERCHANDISE STORES-1.42%

Family Dollar Stores, Inc.                        760,666       22,310,334
==========================================================================

HEALTH CARE EQUIPMENT-0.73%

Becton, Dickinson and Co.                         163,691       11,482,924
==========================================================================

HEALTH CARE FACILITIES-1.29%

Manor Care, Inc.                                  224,366       10,527,253
--------------------------------------------------------------------------
VCA Antech, Inc.(a)                               303,424        9,767,218
==========================================================================
                                                                20,294,471
==========================================================================

HEALTH CARE SERVICES-0.81%

Quest Diagnostics Inc.                            239,460       12,691,380
==========================================================================

HOME ENTERTAINMENT SOFTWARE-1.20%

Electronic Arts Inc.(a)                           376,862       18,978,770
==========================================================================

HOUSEHOLD PRODUCTS-1.03%

Colgate-Palmolive Co.                             248,005       16,179,846
==========================================================================

HYPERMARKETS & SUPER CENTERS-1.00%

Costco Wholesale Corp.                            298,023       15,756,476
==========================================================================

AIM V.I. Capital Appreciation Fund


                                                 SHARES         VALUE
--------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES-1.07%

McDermott International, Inc.(a)                  331,704   $   16,870,465
==========================================================================

INTEGRATED OIL & GAS-1.42%

Occidental Petroleum Corp.                        459,471       22,435,969
==========================================================================

INTERNET SOFTWARE & SERVICES-1.08%

Google Inc.-Class A(a)                             37,000       17,037,760
==========================================================================

INVESTMENT BANKING & BROKERAGE-5.81%

Goldman Sachs Group, Inc. (The)                   156,000       31,098,600
--------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         302,053       28,121,134
--------------------------------------------------------------------------
Morgan Stanley                                    245,606       19,999,697
--------------------------------------------------------------------------
Schwab (Charles) Corp. (The)                      635,000       12,280,900
==========================================================================
                                                                91,500,331
==========================================================================

IT CONSULTING & OTHER SERVICES-1.01%

Accenture Ltd.-Class A                            431,573       15,937,991
==========================================================================

MANAGED HEALTH CARE-2.49%

Health Net Inc.(a)                                560,582       27,277,920
--------------------------------------------------------------------------
UnitedHealth Group Inc.                           223,000       11,981,790
==========================================================================
                                                                39,259,710
==========================================================================

MOVIES & ENTERTAINMENT-1.34%

News Corp.-Class A                                985,308       21,164,416
==========================================================================

MULTI-LINE INSURANCE-1.91%

Assurant, Inc.                                    356,049       19,671,707
--------------------------------------------------------------------------
HCC Insurance Holdings, Inc.                      324,589       10,416,061
==========================================================================
                                                                30,087,768
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.95%

Baker Hughes Inc.                                 206,754       15,436,254
--------------------------------------------------------------------------
BJ Services Co.                                   258,704        7,585,201
--------------------------------------------------------------------------
Cameron International Corp.(a)                    172,047        9,127,094
--------------------------------------------------------------------------
National-Oilwell Varco Inc.(a)                    233,735       14,299,907
==========================================================================
                                                                46,448,456
==========================================================================

OIL & GAS REFINING & MARKETING-0.75%

Valero Energy Corp.                               230,000       11,766,800
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.03%

JPMorgan Chase & Co.                              663,233       32,034,154
==========================================================================

PHARMACEUTICALS-5.28%

Abbott Laboratories                               252,436       12,296,158
--------------------------------------------------------------------------
Johnson & Johnson                                 193,916       12,802,334
--------------------------------------------------------------------------
Merck & Co. Inc.                                  427,859       18,654,652
--------------------------------------------------------------------------

                                                 SHARES         VALUE
--------------------------------------------------------------------------

PHARMACEUTICALS-(CONTINUED)

Pfizer Inc.                                       761,100   $   19,712,490
--------------------------------------------------------------------------
Wyeth                                             386,155       19,663,013
==========================================================================
                                                                83,128,647
==========================================================================

PROPERTY & CASUALTY INSURANCE-0.81%

Chubb Corp. (The)                                 242,696       12,841,045
==========================================================================

REGIONAL BANKS-0.50%

Cullen/Frost Bankers, Inc.                        140,717        7,854,823
==========================================================================

RESTAURANTS-2.23%

Burger King Holdings Inc.(a)(b)                   732,146       15,448,280
--------------------------------------------------------------------------
Darden Restaurants, Inc.                          492,017       19,764,323
==========================================================================
                                                                35,212,603
==========================================================================

SEMICONDUCTORS-2.51%

Microchip Technology Inc.                         470,717       15,392,446
--------------------------------------------------------------------------
Texas Instruments Inc.                            548,684       15,802,099
--------------------------------------------------------------------------
Xilinx, Inc.                                      351,892        8,378,549
==========================================================================
                                                                39,573,094
==========================================================================

SOFT DRINKS-0.74%

PepsiCo, Inc.                                     185,811       11,622,478
==========================================================================

SPECIALTY STORES-1.98%

Office Depot, Inc.(a)                              61,178        2,335,164
--------------------------------------------------------------------------
OfficeMax Inc.                                    260,447       12,931,194
--------------------------------------------------------------------------
PetSmart, Inc.                                    550,111       15,876,203
==========================================================================
                                                                31,142,561
==========================================================================

SYSTEMS SOFTWARE-4.39%

MICROS Systems, Inc.(a)                           144,944        7,638,549
--------------------------------------------------------------------------
Microsoft Corp.                                 1,059,367       31,632,699
--------------------------------------------------------------------------
Sybase, Inc.(a)                                   257,290        6,355,063
--------------------------------------------------------------------------
Symantec Corp.(a)                               1,130,144       23,563,502
==========================================================================
                                                                69,189,813
==========================================================================
    Total Domestic Common Stocks (Cost
      $1,123,033,829)                                        1,342,565,284
==========================================================================

FOREIGN COMMON STOCKS & OTHER EQUITY
  INTERESTS-12.57%

AUSTRALIA-0.74%

BHP Billiton Ltd. (Diversified Metals &
  Mining)(c)                                      583,038       11,592,478
==========================================================================

BRAZIL-0.77%

Companhia Vale do Rio Doce-ADR (Steel)(b)         405,000       12,044,700
==========================================================================

CANADA-1.01%

Research In Motion Ltd. (Communications
  Equipment)(a)                                   125,000       15,972,500
==========================================================================

HONG KONG-0.70%

China Mobile Ltd. (Wireless Telecommunication
  Services)(c)                                  1,273,000       11,003,313
==========================================================================

AIM V.I. Capital Appreciation Fund


                                                 SHARES         VALUE
--------------------------------------------------------------------------
&x

JAPAN-2.43%

FANUC Ltd. (Industrial Machinery)(c)              152,369   $   14,942,323
--------------------------------------------------------------------------
KDDI Corp. (Wireless Telecommunication
  Services)(c)                                      1,900       12,895,851
--------------------------------------------------------------------------
Komatsu Ltd. (Construction & Farm Machinery &
  Heavy Trucks)(c)                                522,252       10,519,531
==========================================================================
                                                                38,357,705
==========================================================================

MEXICO-0.64%

America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)           224,475       10,150,759
==========================================================================

SWITZERLAND-5.47%

ABB Ltd. (Heavy Electrical Equipment)(c)          610,158       10,935,133
--------------------------------------------------------------------------
Novartis A.G.-ADR (Pharmaceuticals)               320,604       18,415,494
--------------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)(c)           172,041       30,781,766
--------------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)(a)(c)                                 75,835       14,105,497
--------------------------------------------------------------------------
UBS A.G. (Diversified Capital Markets)(c)         196,896       11,921,081
==========================================================================
                                                                86,158,971
==========================================================================

UNITED KINGDOM-0.81%

Rio Tinto PLC (Diversified Metals &
  Mining)(c)                                      223,817       11,894,759
--------------------------------------------------------------------------
Shire PLC (Pharmaceuticals)(c)                     43,985          908,851
==========================================================================
                                                                12,803,610
==========================================================================
    Total Foreign Common Stocks & Other
      Equity Interests (Cost $166,427,609)                     198,084,036
==========================================================================

                                                 SHARES         VALUE
--------------------------------------------------------------------------


MONEY MARKET FUNDS-1.27%

Liquid Assets Portfolio-Institutional
  Class(d)                                     10,033,388   $   10,033,388
--------------------------------------------------------------------------
Premier Portfolio-Institutional Class(d)       10,033,388       10,033,388
==========================================================================
    Total Money Market Funds (Cost
      $20,066,776)                                              20,066,776
==========================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities loaned)-99.04% (Cost
  $1,309,528,214)                                            1,560,716,096
==========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED-1.54%

MONEY MARKET FUNDS-1.54%

Liquid Assets Portfolio-Institutional
  Class(d)(e)                                  24,258,490       24,258,490
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $24,258,490)                                        24,258,490
==========================================================================
TOTAL INVESTMENTS-100.58% (Cost
  $1,333,786,704)                                            1,584,974,586
==========================================================================
OTHER ASSETS LESS LIABILITIES-(0.58)%                           (9,099,155)
==========================================================================
NET ASSETS-100.00%                                          $$1,575,875,431
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security was out on loan at December 31, 2006.
(c) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2006 was $141,500,583, which represented 8.98% of the Fund's Net Assets. See Note 1A.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Capital Appreciation Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:

Investments, at value (cost $1,289,461,438)*   $1,540,649,320
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $44,325,266)                               44,325,266
=============================================================
     Total investments (cost $1,333,786,704)    1,584,974,586
=============================================================
Foreign currencies, at value (cost $464)                  477
-------------------------------------------------------------
Receivables for:
  Investments sold                                 34,308,321
-------------------------------------------------------------
  Fund shares sold                                    279,599
-------------------------------------------------------------
  Dividends                                         1,012,520
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                213,339
-------------------------------------------------------------
Other assets                                              387
=============================================================
     Total assets                              $1,620,789,229
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Investments purchased                            15,110,889
-------------------------------------------------------------
  Fund shares reacquired                            3,747,450
-------------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                 332,863
-------------------------------------------------------------
  Collateral upon return of securities loaned      24,258,490
-------------------------------------------------------------
Accrued administrative services fees                1,021,815
-------------------------------------------------------------
Accrued distribution fees-Series II                   231,286
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              8,584
-------------------------------------------------------------
Accrued transfer agent fees                            14,612
-------------------------------------------------------------
Accrued operating expenses                            187,809
=============================================================
     Total liabilities                             44,913,798
=============================================================
Net assets applicable to shares outstanding    $1,575,875,431
_____________________________________________________________
=============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                  $1,640,989,509
-------------------------------------------------------------
Undistributed net investment income (loss)           (321,756)
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                     (315,981,607)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               251,189,285
=============================================================
                                               $1,575,875,431
_____________________________________________________________
=============================================================


NET ASSETS:

Series I                                       $1,204,559,249
_____________________________________________________________
=============================================================
Series II                                      $  371,316,182
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                       $   45,942,155
_____________________________________________________________
=============================================================
Series II                                      $   14,332,628
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        26.22
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        25.91
_____________________________________________________________
=============================================================

* At December 31, 2006, securities with an aggregate value of $23,197,471 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2006

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of
  $270,364)                                      $ 12,550,076
-------------------------------------------------------------
Dividends from affiliated money market funds
  (includes securities lending income of
  $164,363)                                         1,330,444
-------------------------------------------------------------
Interest                                                8,561
=============================================================
     Total investment income                       13,889,081
=============================================================

EXPENSES:

Advisory fees                                       8,764,720
-------------------------------------------------------------
Administrative services fees                        3,684,721
-------------------------------------------------------------
Custodian fees                                        234,767
-------------------------------------------------------------
Distribution fees-Series II                           920,561
-------------------------------------------------------------
Transfer agent fees                                    79,777
-------------------------------------------------------------
Trustees' and officer's fees and benefits              59,015
-------------------------------------------------------------
Other                                                 227,790
=============================================================
     Total expenses                                13,971,351
=============================================================
Less: Fees waived and expense offset
  arrangements                                        (32,473)
=============================================================
     Net expenses                                  13,938,878
=============================================================
Net investment income (loss)                          (49,797)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities (includes net gains
     from securities sold to affiliates of
     $8,312)                                      156,046,277
-------------------------------------------------------------
  Foreign currencies                                  (83,094)
=============================================================
                                                  155,963,183
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (94,496,592)
-------------------------------------------------------------
  Foreign currencies                                  (14,081)
=============================================================
                                                  (94,510,673)
=============================================================
Net gain from investment securities and foreign
  currencies                                       61,452,510
=============================================================
Net increase in net assets resulting from
  operations                                     $ 61,402,713
_____________________________________________________________
=============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Capital Appreciation Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2006 and 2005

                                                                   2006              2005
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $      (49,797)   $      607,946
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                   155,963,183        99,452,610
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 (94,510,673)       (5,854,578)
==============================================================================================
    Net increase in net assets resulting from operations          61,402,713        94,205,978
==============================================================================================
Distributions to shareholders from net investment
  income-Series I                                                   (692,340)         (505,822)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                       337,314,470      (131,492,019)
----------------------------------------------------------------------------------------------
  Series II                                                       15,761,962       175,908,989
==============================================================================================
    Net increase in net assets resulting from share
     transactions                                                353,076,432        44,416,970
==============================================================================================
    Net increase in net assets                                   413,786,805       138,117,126
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,162,088,626     1,023,971,500
==============================================================================================
  End of year (including undistributed net investment income
    (loss) of $(321,756) and $574,433, respectively)          $1,575,875,431    $1,162,088,626
______________________________________________________________________________________________
==============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Capital Appreciation Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Capital Appreciation Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is growth of capital.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses

AIM V.I. Capital Appreciation Fund

     and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

J. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.65%
-------------------------------------------------------------------
Over $250 million                                             0.60%
 __________________________________________________________________
===================================================================

AIM V.I. Capital Appreciation Fund


    Effective May 1, 2006 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.695%
--------------------------------------------------------------------
Next $750 million                                             0.625%
--------------------------------------------------------------------
Next $1.5 billion                                             0.62%
--------------------------------------------------------------------
Next $2.5 billion                                             0.595%
--------------------------------------------------------------------
Next $2.5 billion                                             0.57%
--------------------------------------------------------------------
Next $2.5 billion                                             0.545%
--------------------------------------------------------------------
Over $10 billion                                              0.52%
 ___________________________________________________________________
====================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2008. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund will also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2006, AIM waived advisory fees of $6,238.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2006, AMVESCAP did not reimburse any such expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. The Fund may reimburse AIM for up to 0.25% of average daily assets invested by each insurance company providing administrative services to the Fund. Pursuant to such agreement, for the year ended December 31, 2006, AIM was paid $341,189 for accounting and fund administrative services and reimbursed $3,343,532 for services provided by insurance companies.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with AIM Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2006, expenses incurred under the Plan are shown in the Statement of Operations as distribution fees.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2006.

AIM V.I. Capital Appreciation Fund


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      12/31/06         INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $14,102,149      $238,647,945      $(242,716,706)        $   --         $10,033,388     $  574,763      $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class            14,102,149       107,157,998       (121,260,147)            --                  --        266,489          --
-----------------------------------------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class                    --       139,578,290       (129,544,902)            --          10,033,388        324,829          --
===================================================================================================================================
  Subtotal        $28,204,298      $485,384,233      $(493,521,755)        $   --         $20,066,776     $1,166,081      $   --
===================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      12/31/06        INCOME*      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $66,155,830      $281,614,900      $(323,512,240)        $   --         $24,258,490     $  164,363      $   --
===================================================================================================================================
  Total
    Investments
    in
    Affiliates    $94,360,128      $766,999,133      $(817,033,995)        $   --         $44,325,266     $1,330,444      $   --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2006, the Fund engaged in securities sales of $7,677,987, which resulted in net realized gains of $8,312, and securities purchases of $43,868,910.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) custodian credits which result from periodic overnight cash balances at the custodian and (ii) a one time custodian fee credit to be used to offset future custodian fees. For the year ended December 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $26,235.

NOTE 6--TRUSTEES' AND OFFICERS FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2006, the Fund paid legal fees of $8,676 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

AIM V.I. Capital Appreciation Fund

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At December 31, 2006, securities with an aggregate value of $23,197,471 were on loan to brokers. The loans were secured by cash collateral of $24,258,490 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2006, the Fund received dividends on cash collateral investments of $164,363 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2006 and 2005 was as follows:

                                                                2006        2005
----------------------------------------------------------------------------------
Distributions paid from ordinary income                       $692,340    $505,822
__________________________________________________________________________________
==================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2006, the components of net assets on a tax basis were as follows:

                                                                     2006
------------------------------------------------------------------------------
Unrealized appreciation-investments                             $  243,452,108
------------------------------------------------------------------------------
Temporary book/tax differences                                        (288,691)
------------------------------------------------------------------------------
Post-October currency loss deferral                                    (33,066)
------------------------------------------------------------------------------
Capital loss carryforward                                         (308,244,429)
------------------------------------------------------------------------------
Shares of beneficial interest                                    1,640,989,509
==============================================================================
  Total net assets                                              $1,575,875,431
______________________________________________________________________________
==============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and certain straddles. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $1,403.

AIM V.I. Capital Appreciation Fund


    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2006 to utilizing 214,210,240 of capital loss carryforward in the fiscal year ended December 31, 2007.

    The Fund utilized $155,628,370 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2006 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                               $ 69,344,321
-----------------------------------------------------------------------------
December 31, 2010                                                182,587,156
-----------------------------------------------------------------------------
December 31, 2011                                                 56,312,952
=============================================================================
Total capital loss carryforward                                 $308,244,429
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above has been reduced for limitations in effect as of that date, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of the dates May 1, 2006, the date of the reorganization of AIM V.I. Aggressive Growth Fund and AIM V.I. Growth Fund into the Fund and November 6, 2006, the date of the reorganization of AIM V.I. Demographic Trends Fund into the Fund are realized on securities held in each fund at such dates of the reorganizations, the capital loss carryforward may be further limited for up to five years from the dates of the reorganizations.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2006 was $1,652,875,191 and $1,501,608,607, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $257,762,958
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (14,312,253)
==============================================================================
Net unrealized appreciation of investment securities             $243,450,705
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,341,523,881.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, net operating losses and expenses related to the plans of reorganization, on December 31, 2006, undistributed net investment income (loss) was decreased by $13,439, undistributed net realized gain (loss) was increased by $247,040,560 and shares of beneficial interest decreased by $247,027,121. Further, as a result of tax deferrals acquired in the reorganizations of AIM V.I. Aggressive Growth Fund and AIM V.I. Growth Fund into the Fund on May 1, 2006 and the reorganization of AIM V.I. Demographic Trends Fund into the Fund on November 6, 2006, undistributed net investment income (loss) was decreased by $140,613, undistributed net realized gain (loss) was decreased by $395,351,656 and shares of beneficial interest increased by $395,492,269. These reclassifications had no effect on the net assets of the Fund.

AIM V.I. Capital Appreciation Fund

NOTE 12--SHARE INFORMATION

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                                        2006(a)                           2005
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                      5,977,566    $ 149,575,490      7,080,254    $ 158,159,074
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                     2,823,485       70,459,146      8,650,154      194,868,060
==========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                         24,351          639,944         17,427          439,171
==========================================================================================================================
Issued in connection with acquisitions:(b)
  Series I                                                     18,028,541      472,256,763             --               --
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                     1,104,876       28,680,379             --               --
==========================================================================================================================
Reacquired:
  Series I                                                    (11,438,432)    (285,157,727)   (12,847,505)    (290,090,264)
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                    (3,482,328)     (83,377,563)      (851,863)     (18,959,071)
==========================================================================================================================
                                                               13,038,059    $ 353,076,432      2,048,467    $  44,416,970
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 52% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM, and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) As of the opening of business on May 1, 2006, the Fund acquired all the net assets of AIM V.I. Aggressive Growth Fund and AIM V.I. Growth Fund pursuant to the plans of reorganization approved by the Trustees of the Fund on November 14, 2005 and by the shareholders of AIM V.I. Aggressive Growth Fund and AIM V.I. Growth Fund, respectively on April 4, 2006. The acquisitions were accomplished by a tax-free exchange of 16,894,072 shares of the Fund for 11,361,885 shares outstanding of AIM V.I. Aggressive Growth Fund and 15,600,092 shares outstanding of AIM V.I. Growth Fund as of the close of business on April 28, 2006. Each class of shares of AIM V.I. Aggressive Growth Fund and AIM V.I. Growth Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of AIM V.I. Aggressive Growth Fund and AIM V.I. Growth Fund to the net asset value of the Fund on the close of business, April 28, 2006. AIM V.I. Aggressive Growth Fund's net assets as of the close of business on April 28, 2006 of $155,800,373 including $27,776,076 of unrealized appreciation and AIM V.I. Growth Fund's net assets as of the close of business on April 28, 2006 of $288,359,981 including $64,941,780 of unrealized appreciation, were combined with the net assets of the Fund immediately before the acquisition of $1,269,556,120. The combined aggregate net assets of the Fund subsequent to the reorganization were $1,713,716,474.
()     In addition, as of the opening of business on November 6, 2006, the
     Fund acquired all the net assets of AIM V.I. Demographic Trends Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on August 1, 2006 and by the shareholders of AIM V.I. Demographic Trends Fund on October 31, 2006. The acquisition was accomplished by a tax free exchange of 2,239,345 shares of the Fund for 10,236,579 shares of AIM V.I. Demographic Trends Fund shares outstanding as of the close of business on November 3, 2006. Each class of shares of AIM V.I. Demographic Trends Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of AIM V.I. Demographic Trends Fund to the net asset value of the Fund on the close of business, November 3, 2006. AIM V.I. Demographic Trends Fund 's net assets as of the close of business on November 3, 2006 of $56,776,788 including $4,497,179 of unrealized appreciation, were combined with the net assets of the Fund immediately before the acquisition of $,1,506,731,773. The combined aggregate net assets of the Fund subsequent to the reorganization were $1,563,508,561.

NOTE 13--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and intends for the Fund to adopt the FIN 48 provisions during the fiscal year ending 2007.

AIM V.I. Capital Appreciation Fund


NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        SERIES I
                                                        ------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                        ------------------------------------------------------------------------
                                                           2006              2005        2004             2003             2002
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $    24.67         $  22.69    $  21.28         $  16.43        $  21.72
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                0.01             0.03        0.02(a)         (0.04)(b)       (0.05)(b)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               1.55             1.97        1.39             4.89           (5.24)
================================================================================================================================
    Total from investment operations                          1.56             2.00        1.41             4.85           (5.29)
================================================================================================================================
Less dividends from net investment income                    (0.01)           (0.02)         --               --              --
================================================================================================================================
Net asset value, end of period                          $    26.22         $  24.67    $  22.69         $  21.28        $  16.43
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                               6.34%            8.79%       6.62%           29.52%         (24.35)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $1,204,559         $822,899    $886,990         $938,820        $763,038
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements              0.91%(d)         0.89%       0.91%            0.85%           0.85%
================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                      0.06%(d)         0.11%       0.09%(a)        (0.23)%         (0.27)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                        120%              97%         74%              61%             67%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.04) and (0.17)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios based on average daily net assets of $1,071,728,909.

                                                                                         SERIES II
                                                          ----------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                          ----------------------------------------------------------------------
                                                            2006              2005        2004             2003           2002
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $  24.43          $  22.50    $  21.16          $ 16.38        $ 21.70
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                               (0.05)            (0.03)      (0.02)(a)        (0.09)(b)      (0.09)(b)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               1.53              1.96        1.36             4.87          (5.23)
================================================================================================================================
    Total from investment operations                          1.48              1.93        1.34             4.78          (5.32)
================================================================================================================================
Net asset value, end of period                            $  25.91          $  24.43    $  22.50          $ 21.16        $ 16.38
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                               6.06%             8.58%       6.33%           29.18%        (24.52)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $371,316          $339,190    $136,982          $70,466        $23,893
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements              1.16%(d)          1.14%       1.16%            1.10%          1.10%
================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                     (0.19)%(d)        (0.14)%     (0.16)%(a)       (0.48)%        (0.52)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                        120%               97%         74%              61%            67%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.08) and (0.42)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $368,224,387.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related

AIM V.I. Capital Appreciation Fund
activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing; and

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. Capital Appreciation Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Capital Appreciation Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Capital Appreciation Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

February 14, 2007
Houston, Texas

AIM V.I. Capital Appreciation Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2006:

       FEDERAL AND STATE INCOME TAX


           Corporate Dividends Received Deduction*     99.66%

         * The above percentages are based on ordinary income dividends paid to shareholders during the fund's fiscal year.

AIM V.I. Capital Appreciation Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993           Director and Chairman, A I M Management    None
   Trustee and Vice Chair                         Group Inc. (financial services holding
                                                  company); Director and Vice Chairman,
                                                  AMVESCAP PLC; Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm) and
                                                  Trustee and Vice Chair of The AIM Family
                                                  of Funds--Registered Trademark--

                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer);
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and President
                                                  and Principal Executive Officer of The
                                                  AIM Family of Funds--Registered
                                                  Trademark--
-------------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954     2006           Director, Chief Executive Officer and      None
   Trustee, President and                         President, A I M Management Group Inc.,
   Principal                                      AIM Mutual Fund Dealer Inc. (registered
   Executive Officer                              broker dealer), AIM Funds Management
                                                  Inc. (registered investment advisor) and
                                                  1371 Preferred Inc. (holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc., INVESCO Funds Group, Inc.
                                                  (registered investment advisor and
                                                  register transfer agent) and AIM GP
                                                  Canada Inc. (general partner for a
                                                  limited partnership); Director, A I M
                                                  Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Director and
                                                  Chairman, AIM Investment Services, Inc.,
                                                  Fund Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); Director, President and
                                                  Chairman, AVZ Callco Inc. (holding
                                                  company); AMVESCAP Inc. (holding
                                                  company) and AIM Canada Holdings Inc.
                                                  (holding company); Director and Chief
                                                  Executive Officer, AIM Trimark Corporate
                                                  Class Inc. (formerly AIM Trimark Global
                                                  Fund Inc.) (corporate mutual fund
                                                  company) and AIM Trimark Canada Fund
                                                  Inc. (corporate mutual fund company);
                                                  Trustee, President and Principal
                                                  Executive Officer of The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); Trustee and
                                                  Executive Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); and Manager,
                                                  Powershares Capital Management LLC

                                                  Formerly: President and Principal
                                                  Executive Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); Chairman, AIM
                                                  Canada Holdings, Inc.; Executive Vice
                                                  President and Chief Operations Officer,
                                                  AIM Funds Management Inc.; President,
                                                  AIM Trimark Global Fund Inc. and AIM
                                                  Trimark Canada Fund Inc.; and Director,
                                                  Trimark Trust (federally regulated
                                                  Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company
                                                  Formerly: Partner, law firm of Baker &     (2 portfolios))
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Founder, Green, Manning & Bunch Ltd.,      None
   Trustee                                        (investment banking firm); and Director,
                                                  Policy Studies, Inc. and Van Gilder
                                                  Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation (property casualty company)

                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and Director of various
                                                  affiliated Volvo companies; and
                                                  Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund
                                                  company); and Owner, Dos Angelos Ranch,    (non-profit)
                                                  L.P.

                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company
                                                                                             (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    Director, Mainstay VP Series
   Trustee                                                                                   Funds, Inc. (21 portfolios)
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. Capital Appreciation Fund


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER     PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIP(S)
TRUST                              SINCE          DURING PAST 5 YEARS                       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Senior Vice President and Senior Officer  N/A
   Senior Vice President and                      of The AIM Family of Funds--Registered
   Senior Officer                                 Trademark--

                                                  Formerly: Director of Compliance and
                                                  Assistant General Counsel, ICON
                                                  Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962            2006           Director, Senior Vice President,          N/A
   Senior Vice President, Chief                   Secretary and General Counsel, A I M
   Legal Officer and Secretary                    Management Group Inc. and A I M
                                                  Advisors, Inc.; Director, Vice President
                                                  and Secretary, INVESCO Distributors,
                                                  Inc.; Vice President and Secretary,
                                                  A I M Capital Management, Inc., AIM
                                                  Investment Services, Inc., and Fund
                                                  Management Company; Senior Vice
                                                  President and Secretary, A I M
                                                  Distributors, Inc.; Director and Vice
                                                  President, INVESCO Funds Group Inc.;
                                                  Senior Vice President, Chief Legal
                                                  Officer and Secretary of The AIM Family
                                                  of Funds--Registered Trademark--; and
                                                  Manager, Powershares Capital Management
                                                  LLC

                                                  Formerly: Chief Operating Officer,
                                                  Senior Vice President, General Counsel,
                                                  and Secretary, Liberty Ridge Capital,
                                                  Inc. (an investment adviser); Vice
                                                  President and Secretary, PBHG Funds (an
                                                  investment company); Vice President and
                                                  Secretary, PBHG Insurance Series Fund
                                                  (an investment company); General Counsel
                                                  and Secretary, Pilgrim Baxter Value
                                                  Investors (an investment adviser); Chief
                                                  Operating Officer, General Counsel and
                                                  Secretary, Old Mutual Investment
                                                  Partners (a broker-dealer); General
                                                  Counsel and Secretary, Old Mutual Fund
                                                  Services (an administrator); General
                                                  Counsel and Secretary, Old Mutual
                                                  Shareholder Services (a shareholder
                                                  servicing center); Executive Vice
                                                  President, General Counsel and
                                                  Secretary, Old Mutual Capital, Inc. (an
                                                  investment adviser); and Vice President
                                                  and Secretary, Old Mutual Advisors Funds
                                                  (an investment company)
------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Global Compliance Director, AMVESCAP      N/A
   Vice President                                 PLC; and Vice President of The AIM
                                                  Family of Funds--Registered Trademark--

                                                  Formerly: Senior Vice President, A I M
                                                  Management Group Inc.; Senior Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Advisors, Inc.; Vice President and
                                                  Chief Compliance Officer, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Vice President, AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; Senior Vice President and Chief
                                                  Compliance Officer of The AIM Family of
                                                  Funds--Registered Trademark--; and
                                                  Senior Vice President and Compliance
                                                  Director, Delaware Investments Family of
                                                  Funds
------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Senior Vice President and General         N/A
   Vice President                                 Counsel, AMVESCAP PLC; Director, INVESCO
                                                  Funds Group, Inc.; and Vice President of
                                                  The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Director, Vice President and
                                                  General Counsel, Fund Management
                                                  Company; Director, Senior Vice
                                                  President, Secretary and General
                                                  Counsel, A I M Management Group Inc. and
                                                  A I M Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Senior Vice President, A I M
                                                  Distributors, Inc.; Vice President,
                                                  A I M Capital Management, Inc. and AIM
                                                  Investment Services, Inc.; Senior Vice
                                                  President, Chief Legal Officer and
                                                  Secretary of The AIM Family of
                                                  Funds--Registered Trademark--; Chief
                                                  Executive Officer and President, INVESCO
                                                  Funds Group, Inc.; and Senior Vice
                                                  President, and General Counsel, Liberty
                                                  Financial Companies, Inc. and Senior
                                                  Vice President and General Counsel
                                                  Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M  N/A
   Vice President, Principal                      Advisors, Inc.; and Vice President,
   Financial Officer and                          Treasurer and Principal Officer of The
   Treasurer                                      AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief           N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc. and Vice President
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, Senior Vice
                                                  President and Senior Investment Officer,
                                                  A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing     N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc. and The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); and
                                                  President and Principal Executive
                                                  Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust Only)

                                                  Formerly: Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only)
------------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967         2005           Anti-Money Laundering Compliance          N/A
   Anti-Money Laundering                          Officer, A I M Advisors, Inc., A I M
   Compliance Officer                             Capital Management, Inc., A I M
                                                  Distributors, Inc., AIM Investment
                                                  Services, Inc., AIM Private Asset
                                                  Management, Inc., Fund Management
                                                  Company and The AIM Family of
                                                  Funds--Registered Trademark--

                                                  Formerly: Manager of the Fraud
                                                  Prevention Department, AIM Investment
                                                  Services, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958        2006           Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                       Group Inc.; Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc.; and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company

                                                  Formerly: Global Head of Product
                                                  Development, AIG-Global Investment
                                                  Group, Inc.; Chief Compliance Officer
                                                  and Deputy General Counsel,
                                                  AIG-SunAmerica Asset Management; and
                                                  Chief Compliance Officer, Chief
                                                  Operating Officer and Deputy General
                                                  Counsel, American General Investment
                                                  Management
------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            225 Franklin Street
Floor                         1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
Philadelphia, PA 19103-7599   Americas
                              New York, NY 10036-2714

      DOMESTIC EQUITY                                                                       AIM V.I. CAPITAL DEVELOPMENT FUND

      Mid-Cap Growth

                                                                            ANNUAL REPORT TO SHAREHOLDERS - DECEMBER 31, 2006

The Fund provides a complete list of its holdings
four times in each fiscal year, at the
quarter-ends. For the second and fourth quarters,
the lists appear in the Fund's semiannual and
annual reports to shareholders. For the first and
third quarters, the Fund files the lists with the
Securities and Exchange Commission (SEC) on Form
N-Q. The Fund's Form N-Q filings are available on
the SEC Web site, sec.gov. Copies of the Fund's                                           [COVER GLOBE IMAGE]
Forms N-Q may be reviewed and copied at the SEC
Public Reference Room in Washington, D.C. You can
obtain information on the operation of the Public
Reference Room, including information about
duplicating fee charges, by calling 202-942-8090
or 800-732-0330, or by electronic request at the
following E-mail address: publicinfo@sec.gov. The
SEC file numbers for the Fund are 811-07452 and
033-57340. The Fund's most recent portfolio
holdings, as filed on Form N-Q, have also been
made available to insurance companies issuing
variable annuity contracts and variable life
insurance policies ("variable products") that
invest in the Fund.

A description of the policies and procedures that
the Fund uses to determine how to vote proxies
relating to portfolio securities is available
without charge, upon request, from our Client
Services department at 800-410-4246 or on the AIM
Web site, AIMinvestments.com. On the home page,                                             AIM V.I. CAPITAL DEVELOPMENT FUND
scroll down and click on AIM Funds Proxy Policy.                                seeks to provide long-term growth of capital.
The information is also available on the SEC Web
site, sec.gov.

Information regarding how the Fund voted proxies
related to its portfolio securities during the 12
months ended June 30, 2006, is available at our
Web site. Go to AIMinvestments.com, access the
About Us tab, click on Required Notices and then
click on Proxy Voting Activity. Next, select the                UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT
Fund from the drop-down menu. The information is                IS AS OF DECEMBER 31, 2006, AND IS BASED ON TOTAL NET ASSETS.
also available on the SEC Web site, sec.gov.

                                                    =========================================================================
                                                    THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
                                                    PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE
              [AIM INVESTMENTS LOGO]                INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ
             = Registered Trademark =               EACH CAREFULLY BEFORE INVESTING.
                                                    =========================================================================

                                                                            NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Management's discussion of Fund performance                                                 AIM V.I. CAPITAL DEVELOPMENT FUND
==========================================================================================
                                                                                                  Risk management plays an important
PERFORMANCE SUMMARY                                                                        role in portfolio construction, as our
                                                                                            target portfolio attempts to limit
For the year ended December 31, 2006, AIM V.I. Capital Development Fund, excluding          volatility and downside risk. We seek to
variable product issuer charges, produced double-digit returns and outperformed the broad   accomplish this goal by investing in
market, as measured by the S&P 500 --Registered Trademark-- Index, and the Fund's           sectors, industries and companies with
style-specific index, the Russell Midcap --Registered Trademark-- Growth Index.             attractive fundamental prospects. We
                                                                                            limit the Fund's sector exposure and
      Solid stock selection and strong performance by mid-cap stocks enabled the Fund to    also seek to minimize stock-specific
outperform the large-cap oriented S&P 500 Index. Stock selection across sectors also        risk by building a diversified portfolio
enabled the Fund to outperform the Russell Midcap Growth Index.                             of 100 to 120 holdings with an
                                                                                            approximate weight of 1% at the time of
      Your Fund's long-term performance appears on pages 4 - 5.                             purchase.

FUND VS. INDEXES                                                                                  We consider selling a stock for
                                                                                            any of the following reasons:
Total returns, 12/31/05 - 12/31/06,
excluding variable product issuer charges.                                                  - The stock is overvalued based on our
If variable product issuer charges were                                                     analysis.
included, returns would be lower.
                                                                                            - A change in fundamental metrics
Series I Shares                                                                     16.52%  indicates potential problems.
Series II Shares                                                                    16.26
S&P 500 Index (Broad Market Index)                                                  15.78   - A change in market capitalization --
Russell Midcap Growth Index (Style-Specific Index)                                  10.66   if a stock grows and moves into the
Lipper Mid-Cap Growth Funds Index (Peer Group Index)                                11.02   large-cap range.

SOURCE: LIPPER INC.

==========================================================================================  - A better stock candidate with higher potential return is found.
How we invest                                 - Earnings - focus on companies exhibiting
                                              strong growth in earnings, revenue and cash   Market conditions and your Fund
We believe a growth investment strategy is    flows
an essential component of a diversified                                                     Domestic equities posted solid returns
portfolio.                                    - Quality - focus on companies with           during the year, leaving several major
                                              sustainable earnings growth and management    market indexes near multi-year highs.
      Our investment process combines         teams that profitably reinvest shareholder    Strong economic growth, favorable
quantitative and fundamental analysis to      cash flow                                     corporate earnings and continued benign
uncover companies exhibiting long-term,                                                     inflation benefited equities, offsetting
sustainable earnings and cash flow growth     - Valuation - focus on companies that are     high energy prices, a slowing housing
that is not yet reflected by the stock's      attractively valued given their growth        market and the U.S. Federal Reserve
market price.                                 potential                                     Board's (the Fed) tightening campaign.

      Our quantitative model ranks companies        Stocks that are ranked highest by our         While small cap stocks continued
based on factors we have found to be highly   quantitative model are the focus of our       to lead the market higher, large- and
correlated with outperformance in the         fundamental research efforts. Our             mid-cap stocks also had double-digit
mid-cap growth universe, including:           fundamental analysis focuses on identifying   returns. Value stocks outperformed
                                              both industries and companies with strong     growth stocks. Positive performance was
                                              drivers of growth.                            broad among Russell Midcap Growth Index
                                                                                            sectors, with the best returns found in
                                                                                            telecommunication services, materials
                                                                                            and utilities.

====================================================================================================================================
PORTFOLIO COMPOSITION                         TOP FIVE INDUSTRIES*                          TOP 10 EQUITY HOLDINGS*
====================================================================================================================================
By sector                                     1. Aerospace & Defense                  6.2%  1. Precision Castparts Corp.        1.6%
Information Technology                 18.3%  2. Application Software                 5.1   2. CB Richard Ellis Group,
Health Care                            17.6   3. Wireless Telecommunication Services  4.5      Inc.-Class A                     1.5
Industrials                            16.9   4. Managed Health Care                  3.6   3. Corrections Corp. of America     1.4
Consumer Discretionary                 16.4   5. Pharmaceuticals                      3.3   4. NII Holdings Inc.                1.3
Financials                             10.5   Total Net Assets            $277.66 million   5. Polo Ralph Lauren Corp.          1.3
Energy                                  7.2   Total Number of Holdings*               112   6. Foster Wheeler Ltd.              1.3
Telecommunication Services              5.5                                                 7. Scientific Games Corp.-Class A   1.2
Consumer Staples                        1.8                                                 8. Security Capital Assurance Ltd.  1.2
Materials                               1.5                                                 9. Burger King Holdings Inc.        1.2
Money Market Funds                                                                          10. Spirit Aerosystems
Plus Other Assets Less Liabilities      4.3                                                     Holdings Inc.-Class A           1.2

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
====================================================================================================================================

      The Fund benefited from positive              Our investment process led us to        AIM V.I. CAPITAL DEVELOPMENT FUND
absolute performance in nine out of 10        increase the Fund's exposure in the           In closing
economic sectors, with the highest positive   telecommunication services sector, as we      Although we are pleased to have provided
impact on performance coming from holdings    identified a number of attractive investment  positive returns for our investors for
in the industrials, consumer discretionary    opportunities. Within this sector, the        the reporting period, we are always
and information technology sectors. On a      Fund's overweight position and stock          striving to improve performance and help
relative basis, the Fund outperformed the     selection drove outperformance versus the     you meet your financial goals. We thank
Russell Midcap Growth Index in seven out of   Russell Midcap Growth Index as the            you for your commitment to AIM V.I.
10 sectors, with the widest margin of         telecommunication services sector was the     Capital Development Fund.
outperformance in the industrials, consumer   top-performing sector in the Russell Midcap
discretionary, energy and telecommunication   Growth Index during the year.                 THE VIEWS AND OPINIONS EXPRESSED IN
SERVICES SECTORS.                                                                           MANAGEMENT'S DISCUSSION OF FUND
                                                    One other specific area of strength     PERFORMANCE ARE THOSE OF A I M Advisors,
      The industrials sector rallied during   for the Fund was the information technology   INC. THESE VIEWS AND OPINIONS ARE
the period, and the Fund benefited from       (IT) sector, where our investment process     SUBJECT TO CHANGE AT ANY TIME BASED ON
solid performance from holdings in a number   led us to invest in a number of stocks in     FACTORS SUCH AS MARKET AND ECONOMIC
of different industries. Two of the Fund's    the IT services, semiconductors and           CONDITIONS. THESE VIEWS AND OPINIONS MAY
holdings that made significant contributions  semiconductor equipment and electronic        NOT BE RELIED UPON AS INVESTMENT ADVICE
to performance were IHS and MANITOWOC. IHS,   equipment and instruments industries that     OR RECOMMENDATIONS, OR AS AN OFFER FOR A
a publisher of technical documents focusing   performed well in 2006. One example is MEMC   PARTICULAR SECURITY. THE INFORMATION IS
on engineering, energy and regulatory         ELECTRONIC MATERIALS, a leading supplier of   NOT A COMPLETE ANALYSIS OF EVERY ASPECT
issues, was the leading contributor to Fund   silicon wafers to manufacturers of solar      OF ANY MARKET, COUNTRY, INDUSTRY,
performance for the year. Manitowoc, a        energy equipment and semiconductors. Other    SECURITY OR THE FUND. STATEMENTS OF FACT
company that makes cranes and other           IT holdings that drove Fund performance       ARE FROM SOURCES CONSIDERED RELIABLE,
material-handling equipment, was also a top   included private-label credit card services   BUT A I M ADVISORS, INC. MAKES NO
contributor to Fund performance for the       holding ALLIANCE DATA SYSTEMS and electronic  REPRESENTATION OR WARRANTY AS TO THEIR
year. We subsequently sold the stock.         equipment maker AMPHENOL.                     COMPLETENESS OR ACCURACY. ALTHOUGH
                                                                                            HISTORICAL PERFORMANCE IS NO GUARANTEE
      Despite facing a number of different          The Fund underperformed relative to     OF FUTURE RESULTS, THESE INSIGHTS MAY
head-winds, consumer spending was resilient   the Russell Midcap Growth Index in three      HELP YOU UNDERSTAND OUR INVESTMENT
throughout much of the year, and the Fund     sectors -- financials, utilities and          MANAGEMENT PHILOSOPHY.
BENEFITED from solid stock selection in a     materials. The widest margin of
variety of different areas, including the     underperformance was in the financials                           Paul J. Rasplicka
textiles, apparel, and luxury goods           sector, where stock selection and an                             Chartered Financial
industry. Holdings that made key              underweight position in real estate              [RASPLICKA      Analyst and senior
contributions included POLO RALPH Lauren and  investment trust (REIT) holdings were the        PHOTO]          portfolio manager,
COACH. The Fund also benefited by not owning  key detractors from performance. However,                        is lead manager of
many of the home builder stocks that          one holding that offset some of this                             AIM V.I. Capital
performed poorly during the year.             underperformance in the financials sector     Development Fund. Mr. Rasplicka began
                                              was commercial real estate services holding   his investment career in 1982. A native
      The energy sector experienced wide      CB RICHARD ELLIS, which was up over 60% for   of Denver, Mr. Rasplicka is a magna cum
swings but finished positive for 2006. In     the year.                                     laude graduate of the University of
this volatile environment, the Fund                                                         Colorado at Boulder with a B.S. in
benefited from strong stock selection and an        Underperformance in the utilities       business administration. He received
overweight position relative to the           sector was largely due to the Fund's          an M.B.A. from the University of
style-specific index. Within this sector,     underweight position, as many utilities       Chicago. He is also a Chartered
the top contributor to Fund performance was   stocks performed well during the reporting    Investment Counselor.
AVENTINE RENEWABLE ENERGY HOLDINGS, one of    period.
the leading producers and marketers of
ethanol, a grain alcohol mainly used as a           An underweight position and stock       Assisted by the Mid Cap Growth/GARP
fuel additive in gasoline to reduce vehicle   selection in the materials sector also        (Growth at a Reasonable Price) Team
emissions and enhance engine performance.     contributed to underperformance. In this
Aventine's stock price was up close to 75%    sector, SMURFIT STONE CONTAINER detracted
during the year due to strong demand and      from Fund returns. We subsequently sold this
rising prices for ethanol. Ethanol was in     holding due to deteriorating fundamentals.
strong demand after many refiners phased out
the use of MTBE, a fuel additive, due to            During the reporting period, the most
legal concerns. However, we sold the Fund's   significant changes to portfolio positioning
position in the stock before the end of the   included additions to the industrials and
year.                                         financials sectors, and a reduction in the
                                              IT and energy sector. All changes to the
                                              Fund were based on our bottom-up stock        FOR A DISCUSSION OF THE RISKS OF
                                              selection process of identifying high         INVESTING IN YOUR FUND, INDEXES USED IN
                                              quality growth companies trading at what we   THIS REPORT AND YOUR FUND'S LONG-TERM
                                              believe are attractive valuations.            PERFORMANCE, PLEASE SEE PAGES 4-5.

YOUR FUND'S LONG-TERM PERFORMANCE
============================================
                                                                                            AIM V.I. CAPITAL DEVELOPMENT FUND
AVERAGE ANNUAL TOTAL RETURNS                  RESTATED HISTORICAL PERFORMANCE OF SERIES I   A SERIES PORTFOLIO OF AIM VARIABLE
                                              SHARES (FOR PERIODS PRIOR TO INCEPTION OF     INSURANCE FUNDS, IS CURRENTLY OFFERED
As of 12/31/06                                SERIES II SHARES) ADJUSTED TO REFLECT THE     THROUGH INSURANCE COMPANIES ISSUING
SERIES I SHARES                               RULE 12b-1 FEES APPLICABLE TO SERIES II       VARIABLE PRODUCTS. YOU CANNOT PURCHASE
Inception (5/1/98)                     7.57%  SHARES. THE INCEPTION DATE OF SERIES I        SHARES OF THE FUND DIRECTLY. PERFORMANCE
   5 Years                             9.44   SHARES IS MAY 1, 1998. THE PERFORMANCE OF     FIGURES GIVEN REPRESENT THE FUND AND ARE
   1 Year                             16.52   THE FUND'S SERIES I AND SERIES II SHARE       NOT INTENDED TO REFLECT ACTUAL VARIABLE
                                              CLASSES WILL DIFFER PRIMARILY DUE TO          PRODUCT VALUES. THEY DO NOT REFLECT
SERIES II SHARES                              DIFFERENT CLASS EXPENSES.                     SALES CHARGES, EXPENSES AND FEES
Inception                              7.31%                                                ASSESSED IN CONNECTION WITH A VARIABLE
   5 Years                             9.16         THE PERFORMANCE DATA QUOTED REPRESENT   PRODUCT. SALES CHARGES, EXPENSES AND
   1 Year                             16.26   PAST PERFORMANCE AND CANNOT GUARANTEE         FEES, WHICH ARE DETERMINED BY THE
============================================  COMPARABLE FUTURE RESULTS; CURRENT            VARIABLE PRODUCT ISSUERS, WILL VARY AND
                                              PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE    WILL LOWER THE TOTAL RETURN.
============================================  CONTACT YOUR VARIABLE PRODUCT ISSUER OR
CUMULATIVE TOTAL RETURNS                      FINANCIAL ADVISOR FOR THE MOST RECENT               PER NASD REQUIREMENTS, THE MOST
                                              MONTH-END VARIABLE PRODUCT PERFORMANCE.       RECENT MONTH-END PERFORMANCE DATA AT THE
6 months ended 12/31/06                       PERFORMANCE FIGURES REFLECT FUND EXPENSES,    FUND LEVEL, EXCLUDING VARIABLE PRODUCT
Series I Shares                        7.32%  REINVESTED DISTRIBUTIONS AND CHANGES IN NET   CHARGES, IS AVAILABLE ON THIS AIM
Series II Shares                       7.17   ASSET VALUE. INVESTMENT RETURN AND PRINCIPAL  AUTOMATED INFORMATION LINE,
============================================  VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A   866-702-4402. AS MENTIONED ABOVE, FOR
SERIES II SHARES' INCEPTION DATE IS AUGUST    GAIN OR LOSS WHEN YOU SELL SHARES.            THE MOST RECENT MONTH-END PERFORMANCE
21, 2001. RETURNS SINCE THAT DATE ARE                                                       INCLUDING VARIABLE PRODUCT CHARGES,
HISTORICAL. ALL OTHER RETURNS ARE THE               AIM V.I. CAPITAL DEVELOPMENT FUND,      PLEASE CONTACT YOUR VARIABLE PRODUCT
BLENDED RETURNS OF THE HISTORICAL                                                           ISSUER OR FINANCIAL ADVISOR.
PERFORMANCE OF SERIES II SHARES SINCE THEIR
INCEPTION AND THE
====================================================================================================================================

Principal risks of investing in the Fund            To the extent the Fund holds cash or    Russell Midcap companies with higher
                                              cash equivalents rather than equity           price/book ratios and higher forecasted
Prices of equity securities change in         securities for risk management purposes, the  growth values.
response to many factors including the        Fund may not achieve its investment
historical and prospective earnings of the    objective.                                          The Russell Midcap Growth Index is
issuer, the value of its assets, general                                                    a trademark/service mark of the Frank
economic conditions, interest rates,                If the seller of a repurchase           Russell Company. Russell--Registered
investor perceptions and market liquidity.    agreement in which the Fund invests defaults  Trademark--is a trademark of the Frank
                                              on its obligation or declares bankruptcy,     Russell Company.
      Investing in a fund that invests in     the Fund may experience delays in selling
smaller companies involves risks not          the securities underlying the repurchase            The unmanaged LIPPER MID-CAP
associated with investing in more             agreement.                                    GROWTH FUNDS INDEX represents an average
established companies, such as business                                                     of the performance of the 30 largest
risk, stock price fluctuations and                  There is no guarantee that the          mid-capitalization growth funds tracked
illiquidity.                                  investment techniques and risk analyses used  by Lipper Inc., an independent mutual
                                              by the Fund's portfolio managers will         fund performance monitor.
      Foreign securities have additional      produce the desired results.
risks, including exchange rate changes,                                                           In conjunction with the annual
political and economic upheaval, the          About indexes used in this report             prospectus update on or about May 1,
relative lack of information about these                                                    2007, the AIM V.I Capital Development
companies, relatively low market liquidity    The unmanaged STANDARD & POOR'S COMPOSITE     Fund prospectus will be amended to
and the potential lack of strict financial    INDEX OF 500 STOCKS (the S&P 500 Index) is    reflect that the Fund has elected to use
and accounting controls and standards.        an index of common stocks frequently used as  the Lipper Variable Underlying Funds
                                              a general measure of U.S. stock market        (VUF) Mid-Cap Growth Funds Index as its
      Investing in emerging markets involves  performance.                                  peer group rather than the Lipper
greater risk than investing in more                                                         Mid-Cap Growth Funds Index. The Lipper
established markets. The risks include the          The unmanaged RUSSELL MIDCAP GROWTH     VUF Mid-Cap Growth Funds Index, recently
relatively smaller size and lesser liquidity  INDEX is a subset of the Russell Midcap       published by Lipper Inc., comprises the
of these markets, high inflation rates,       Index, which represents the performance of    largest underlying funds in each
adverse political developments and lack of    the stocks of domestic mid-capitalization     variable insurance category and does not
timely information.                           companies; the Growth subset measures the     include mortality and expense fees.
                                              performance of
                                                                                                  The Fund is not managed to track
                                                                                            the performance of any particular index,
                                                                                            including

                                                                                            Continued on page 5

Past performance cannot guarantee comparable  value of an investment, is constructed with   AIM V.I. Capital Development Fund
future results.                               each segment representing a percent change
                                              in the value of the investment. In this
      This chart, which is a logarithmic      chart, each segment represents a doubling,
chart, presents the fluctuations in the       or 100% change, in the value of the
value of the Fund and its indexes. We         investment. In other words, the space
believe that a logarithmic chart is more      between $5,000 and $10,000 is the same size
effective than other types of charts in       as the space between $10,000 and $20,000.
illustrating changes in value during the
early years shown in the chart. The vertical
axis, the one that indicates the dollar

====================================================================================================================================

Continued from page 4

the indexes defined here, and consequently,         Industry classifications used in this
the performance of the Fund may deviate       report are generally according to the Global
significantly from the performance of the     Industry Classification Standard, which was
index.                                        developed by and is the exclusive property
                                              and a service mark of Morgan Stanley Capital
      A direct investment cannot be made in   International Inc. and Standard & Poor's.
an index. Unless otherwise indicated, index
results include reinvested dividends, and           The Chartered Financial Analyst -
they do not reflect sales charges.            Registered Trademark-- (CFA --Registered
Performance of an index of funds reflects     Trademark--) designation is a globally
fund expenses; performance of a market index  recognized standard for measuring the
does not.                                     competence and integrity of investment
                                              professionals.
Other information

The returns shown in management's
discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and reported in the Financial
Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

================================================================================
                                      [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Index data from 4/30/98, Fund data from 05/01/98


         AIM V.I. CAPITAL DEVELOPMENT FUND  S&P 500  RUSSELL MIDCAP GROWTH  LIPPER MID-CAP GROWTH FUNDS
 DATE             -SERIES I SHARES           INDEX          INDEX                    INDEX
4/30/98                                     $ 10000         $ 10000                  $ 10000
   5/98               $  9430                  9828            9589                     9417
   6/98                  9530                 10227            9860                     9850
   7/98                  8840                 10119            9438                     9195
   8/98                  7120                  8657            7636                     7212
   9/98                  7760                  9212            8214                     7964
  10/98                  7970                  9960            8819                     8257
  11/98                  8480                 10564            9414                     8885
  12/98                  9249                 11172           10389                    10031
   1/99                  9139                 11639           10700                    10529
   2/99                  8346                 11278           10177                     9711
   3/99                  8547                 11729           10744                    10403
   4/99                  8788                 12183           11233                    10830
   5/99                  8888                 11895           11089                    10785
   6/99                  9431                 12554           11863                    11654
   7/99                  9360                 12164           11485                    11495
   8/99                  8958                 12103           11366                    11437
   9/99                  9209                 11772           11269                    11770
  10/99                  9580                 12517           12140                    12811
  11/99                 10534                 12771           13397                    14418
  12/99                 11941                 13522           15717                    17426
   1/00                 11740                 12843           15714                    17126
   2/00                 14432                 12600           19018                    21419
   3/00                 14402                 13832           19037                    19911
   4/00                 13317                 13416           17189                    17284
   5/00                 12544                 13141           15936                    15731
   6/00                 13336                 13464           17627                    18175
   7/00                 12955                 13254           16511                    17421
   8/00                 14371                 14077           19001                    19699
   9/00                 13799                 13334           18072                    18753
  10/00                 13487                 13277           16835                    17236
  11/00                 11981                 12231           13177                    13632
  12/00                 13044                 12291           13871                    14615
   1/01                 13356                 12727           14663                    14813
   2/01                 12363                 11567           12127                    12591
   3/01                 11398                 10835           10391                    11255
   4/01                 12473                 11676           12123                    12739
   5/01                 12764                 11755           12066                    12844
   6/01                 12894                 11469           12073                    12794
   7/01                 12552                 11356           11258                    12121
   8/01                 11990                 10646           10442                    11309
   9/01                 10393                  9786            8717                     9678
  10/01                 10614                  9973            9633                    10217
  11/01                 11418                 10738           10670                    11056
  12/01                 11990                 10832           11075                    11535
   1/02                 11728                 10674           10716                    11094
   2/02                 11688                 10468           10108                    10543
   3/02                 12622                 10861           10880                    11207
   4/02                 12521                 10203           10304                    10835
   5/02                 12280                 10128            9996                    10473
   6/02                 11407                  9407            8893                     9532
   7/02                 10052                  8674            8029                     8504
   8/02                  9941                  8731            8001                     8403
   9/02                  8987                  7783            7366                     7881
  10/02                  9298                  8467            7936                     8278
  11/02                  9840                  8965            8557                     8770
  12/02                  9428                  8439            8040                     8251
   1/03                  9258                  8218            7961                     8129
   2/03                  9167                  8095            7892                     8003
   3/03                  9227                  8173            8039                     8118
   4/03                  9830                  8846            8586                     8687
   5/03                 10533                  9311            9413                     9406
   6/03                 10804                  9430            9547                     9553
   7/03                 11075                  9597            9888                     9930
   8/03                 11527                  9784           10432                    10418
   9/03                 11266                  9680           10230                    10068
  10/03                 12130                 10227           11055                    10858
  11/03                 12452                 10317           11350                    11116
  12/03                 12763                 10858           11474                    11173
   1/04                 13124                 11057           11853                    11456
   2/04                 13465                 11211           12052                    11614
   3/04                 13475                 11042           12029                    11611
   4/04                 13093                 10868           11689                    11243
   5/04                 13164                 11017           11965                    11487

================================================================================
                                                             SOURCE: LIPPER INC.

                                [MOUNTAIN CHART]

========================================================================================
 6/04        13455                11231                 12156                11764
 7/04        12661                10860                 11351                10928
 8/04        12490                10903                 11211                10739
 9/04        13002                11021                 11629                11198
10/04        13313                11190                 12024                11529
11/04        14136                11642                 12645                12170
12/04        14738                12038                 13250                12741
 1/05        14467                11745                 12896                12330
 2/05        14648                11992                 13222                12489
 3/05        14387                11780                 13029                12240
 4/05        13685                11557                 12514                11650
 5/05        14468                11924                 13230                12341
 6/05        14850                11941                 13476                12624
 7/05        15663                12385                 14263                13351
 8/05        15673                12272                 14176                13309
 9/05        15764                12371                 14359                13541
10/05        15162                12165                 13936                13165
11/05        15945                12625                 14693                13877
12/05        16156                12629                 14854                13962
 1/06        17401                12964                 15743                14920
 2/06        17401                12999                 15549                14792
 3/06        18014                13160                 15984                15285
 4/06        18475                13337                 16052                15428
 5/06        17581                12954                 15296                14569
 6/06        17541                12971                 15234                14576
 7/06        16939                13051                 14688                13959
 8/06        17290                13361                 15026                14188
 9/06        17590                13705                 15369                14391
10/06        18203                14151                 15959                14895
11/06        18916                14420                 16585                15514
12/06        18828                14622                 16437                15501
========================================================================================

CALCULATING YOUR ONGOING FUND EXPENSES
Example                                       You may use the information in this table,    AIM V.I. CAPITAL DEVELOPMENT FUND
                                              together with the amount you invested, to           The hypothetical account values
As a shareholder of the Fund, you incur       estimate the expenses that you paid over the  and expenses may not be used to estimate
ongoing costs, including management fees;     period. Simply divide your account value by   the actual ending account balance or
distribution and/or service (12b-1) fees;     $1,000 (for example, an $8,600 account value  expenses you paid for the period. You
and other Fund expenses. This example is      divided by $1,000 = 8.6), then multiply the   may use this information to compare the
intended to help you understand your ongoing  result by the number in the table under the   ongoing costs of investing in the Fund
costs (in dollars) of investing in the Fund   heading entitled "Actual Expenses Paid        and other funds. To do so, compare this
and to compare these costs with ongoing       During Period" to estimate the expenses you   5% hypothetical example with the 5%
costs of investing in other mutual funds.     paid on your account during this period.      hypothetical examples that appear in the
The example is based on an investment of                                                    shareholder reports of the other funds.
$1,000 invested at the beginning of the       Hypothetical example for comparison purposes
period and held for the entire period July                                                        Please note that the expenses
1, 2006, through December 31, 2006.           The table below also provides information     shown in the table are meant to
                                              about hypothetical account values and         highlight your ongoing costs. Therefore,
      The actual and hypothetical expenses    hypothetical expenses based on the Fund's     the hypothetical information is useful
in the examples below do not represent the    actual expense ratio and an assumed rate of   in comparing ongoing costs only, and
effect of any fees or other expenses          return of 5% per year before expenses, which  will not help you determine the relative
assessed in connection with a variable        is not the Fund's actual return. The Fund's   total costs of owning different funds.
product; if they did, the expenses shown      actual cumulative total returns at net asset
would be higher while the ending account      value after expenses for the six months
values shown would be lower.                  ended December 31, 2006, appear in the table
                                              "Cumulative Total Returns" on page 4.
Actual expenses

The table below provides information about actual account values and actual expenses.

================================================================================

                                                                   HYPOTHETICAL
                                     ACTUAL           (5% ANNUAL RETURN BEFORE EXPENSES)
             BEGINNING       ENDING       EXPENSES        ENDING               EXPENSES   ANNUALIZED
SHARE      ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE          PAID DURING    EXPENSE
CLASS        (7/1/06)      (12/31/06)(1)  PERIOD(2)     (12/31/06)            PERIOD(2)      RATIO
Series I    $ 1,000.00     $  1,073.20     $ 5.64       $1,019.76              $ 5.50        1.08%
Series II     1,000.00        1,071.70       6.95        1,018.50                6.77        1.33

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 4.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.
================================================================================

APPROVAL OF INVESTMENT ADVISORY AGREEMENT                                                   AIM V.I. CAPITAL DEVELOPMENT FUND
The Board of Trustees of AIM Variable         - The nature and extent of the advisory       for the Fund, the Board concluded that
Insurance Funds (the "Board") oversees the    services to be provided by AIM. The Board     no changes should be made to the Fund
management of AIM V.I. Capital Development    reviewed the services to be provided by AIM   and that it was not necessary to change
Fund (the "Fund") and, as required by law,    under the Advisory Agreement. Based on such   the Fund's portfolio management team at
determines annually whether to approve the    review, the Board concluded that the range    this time. Although the independent
continuance of the Fund's advisory agreement  of services to be provided by AIM under the   written evaluation of the Fund's Senior
with A I M Advisors, Inc. ("AIM"). Based      Advisory Agreement was appropriate and that   Officer (discussed below) only
upon the recommendation of the Investments    AIM currently is providing services in        considered Fund performance through the
Committee of the Board, at a meeting held on  accordance with the terms of the Advisory     most recent calendar year, the Board
June 27, 2006, the Board, including all of    Agreement.                                    also reviewed more recent Fund
the independent trustees, approved the                                                      performance, which did not change their
continuance of the advisory agreement (the    - The quality of services to be provided by   conclusions.
"Advisory Agreement") between the Fund and    AIM. The Board reviewed the credentials and
AIM for another year, effective July 1,       experience of the officers and employees of   - Meetings with the Fund's portfolio
2006.                                         AIM who will provide investment advisory      managers and investment personnel. With
                                              services to the Fund. In reviewing the        respect to the Fund, the Board is
      The Board considered the factors        qualifications of AIM to provide investment   meeting periodically with such Fund's
discussed below in evaluating the fairness    advisory services, the Board considered such  portfolio managers and/or other and reasonableness of the Advisory Agreement  issues as AIM's portfolio and product review  investment personnel and believes that
at the meeting on June 27, 2006 and as part   process, various back office support          such individuals are competent and able
of the Board's ongoing oversight of the       functions provided by AIM and AIM's equity    to continue to carry out their
Fund. In their deliberations, the Board and   and fixed income trading operations. Based    responsibilities under the Advisory
the independent trustees did not identify     on the review of these and other factors,     Agreement.
any particular factor that was controlling,   the Board concluded that the quality of
and each trustee attributed different         services to be provided by AIM was            - Overall performance of AIM. The Board
weights to the various factors.               appropriate and that AIM currently is         considered the overall performance of
                                              providing satisfactory services in            AIM in providing investment advisory and
      One responsibility of the independent   accordance with the terms of the Advisory     portfolio administrative services to the
Senior Officer of the Fund is to manage the   Agreement.                                    Fund and concluded that such performance
process by which the Fund's proposed                                                        was satisfactory.
management fees are negotiated to ensure      - The performance of the Fund relative to
that they are negotiated in a manner which    comparable funds. The Board reviewed the      - Fees relative to those of clients of
is at arms' length and reasonable. To that    performance of the Fund during the past one,  AIM with comparable investment
end, the Senior Officer must either           three and five calendar years against the     strategies. The Board reviewed the
supervise a competitive bidding process or    performance of funds advised by other         effective advisory fee rate (before
prepare an independent written evaluation.    advisors with investment strategies           waivers) for the Fund under the Advisory
The Senior Officer has recommended an         comparable to those of the Fund. The Board    Agreement. The Board noted that this
independent written evaluation in lieu of a   noted that the Fund's performance was below   rate was (i) above the effective
competitive bidding process and, upon the     the median performance of such comparable     advisory fee rates (before waivers) for
direction of the Board, has prepared such an  funds for the one year period and above such  two mutual funds advised by AIM with
independent written evaluation. Such written  median performance for the three and five     investment strategies comparable to
evaluation also considered certain of the     year periods. Based on this review and after  those of the Fund; (ii) the same as the
factors discussed below. In addition, as      taking account of all of the other factors    effective advisory fee rate (before
discussed below, the Senior Officer made a    that the Board considered in determining      waivers) for a variable insurance fund
recommendation to the Board in connection     whether to continue the Advisory Agreement    advised by AIM and offered to insurance
with such written evaluation.                 for the Fund, the Board concluded that no     company separate accounts with
                                              changes should be made to the Fund and that   investment strategies comparable to
      The discussion below serves as a        it was not necessary to change the Fund's     those of the Fund; (iii) above the
summary of the Senior Officer's independent   portfolio management team at this time.       effective sub-advisory fee rate for one
written evaluation and recommendation to the  Although the independent written evaluation   offshore fund advised and sub-advised by
Board in connection therewith, as well as a   of the Fund's Senior Officer (discussed       AIM affiliates with investment
discussion of the material factors and the    below) only considered Fund performance       strategies comparable to those of the
conclusions with respect thereto that formed  through the most recent calendar year, the    Fund, although the total advisory fees
the basis for the Board's approval of the     Board also reviewed more recent Fund          for such offshore fund were above those
Advisory Agreement. After consideration of    performance, which did not change their       for the Fund; and (iv) above the
all of the factors below and based on its     conclusions.                                  effective sub-advisory fee rates for two
informed business judgment, the Board                                                       variable insurance funds sub-advised by
determined that the Advisory Agreement is in  - The performance of the Fund relative to     an AIM affiliate and offered to
the best interests of the Fund and its        indices. The Board reviewed the performance   insurance company separate accounts with
shareholders and that the compensation to     of the Fund during the past one, three and    investment strategies comparable to
AIM under the Advisory Agreement is fair and  five calendar years against the performance   those of the Fund, although the total
reasonable and would have been obtained       of the Lipper Variable Underlying Fund        advisory fees for such variable
through arm's length negotiations.            Mid-Cap Growth Index. The Board noted that    insurance funds were the same as or
                                              the Fund's performance was comparable to the  above those for the Fund. The Board
      Unless otherwise stated, information    performance of such Index for the one and     noted that AIM has agreed to waive
presented below is as of June 27, 2006 and    three year periods and above such Index for   advisory fees of the Fund and to limit
does not reflect any changes that may have    the five year period. Based on this review    the Fund's total operating expenses, as
occurred since June 27, 2006, including but   and after taking account of all of the other  discussed below. Based on this review,
not limited to changes to the Fund's          factors that the Board considered in          the Board concluded that the advisory
performance, advisory fees, expense           determining whether to continue the Advisory  fee rate for the Fund under the Advisory
limitations and/or fee waivers.               Agreement                                     Agreement was fair and reasonable.

                                                                                            - Fees relative to those of comparable
                                                                                            funds with other advisors. The Board
                                                                                            reviewed the advisory fee rate for the
                                                                                            Fund under the Advisory Agreement. The
                                                                                            Board compared effective contractual
                                                                                            advisory fee rates at a common asset
                                                                                            level at the end of the past calendar

                                                                                                                         (continued)

                                                                                            AIM V.I. Capital Development Fund
year and noted that the Fund's rate was       the Fund may be invested in money market      Advisory Agreement was not excessive.
comparable to the median rate of the funds    funds advised by AIM pursuant to the terms
advised by other advisors with investment     of an SEC exemptive order. The Board found    - Benefits of soft dollars to AIM. The
strategies comparable to those of the Fund    that the Fund may realize certain benefits    Board considered the benefits realized
that the Board reviewed. The Board noted      upon investing cash balances in AIM advised   by AIM as a result of brokerage
that AIM has agreed to waive advisory fees    money market funds, including a higher net    transactions executed through "soft
of the Fund and to limit the Fund's total     return, increased liquidity, increased        dollar" arrangements. Under these
operating expenses, as discussed below.       diversification or decreased transaction      arrangements, brokerage commissions paid
Based on this review, the Board concluded     costs. The Board also found that the Fund     by the Fund and/or other funds advised
that the advisory fee rate for the Fund       will not receive reduced services if it       by AIM are used to pay for research and
under the Advisory Agreement was fair and     invests its cash balances in such money       execution services. This research may be
reasonable.                                   market funds. The Board noted that, to the    used by AIM in making investment
                                              extent the Fund invests uninvested cash in    decisions for the Fund. The Board
- Expense limitations and fee waivers. The    affiliated money market funds, AIM has        concluded that such arrangements were
Board noted that AIM has contractually        voluntarily agreed to waive a portion of the  appropriate.
agreed to waive advisory fees of the Fund     advisory fees it receives from the Fund
through April 30, 2008 to the extent          attributable to such investment. The Board    - AIM's financial soundness in light of
necessary so that the advisory fees payable   further determined that the proposed          the Fund's needs. The Board considered
by the Fund do not exceed a specified         securities lending program and related        whether AIM is financially sound and has
maximum advisory fee rate, which maximum      procedures with respect to the lending Fund   the resources necessary to perform its
rate includes breakpoints and is based on     is in the best interests of the lending Fund  obligations under the Advisory
net asset levels. The Board considered the    and its respective shareholders. The Board    Agreement, and concluded that AIM has
contractual nature of this fee waiver and     therefore concluded that the investment of    the financial resources necessary to
noted that it remains in effect until April   cash collateral received in connection with   fulfill its obligations under the
30, 2008. The Board noted that AIM has        the securities lending program in the money   Advisory Agreement.
contractually agreed to waive fees and/or     market funds according to the procedures is
limit expenses of the Fund through April 30,  in the best interests of the lending Fund     - Historical relationship between the
2008 in an amount necessary to limit total    and its respective shareholders.              Fund and AIM. In determining whether to
annual operating expenses to a specified                                                    continue the Advisory Agreement for the
percentage of average daily net assets for    - Independent written evaluation and          Fund, the Board also considered the
each class of the Fund. The Board considered  recommendations of the Fund's Senior          prior relationship between AIM and the
the contractual nature of this fee            Officer. The Board noted that, upon their     Fund, as well as the Board's knowledge
waiver/expense limitation and noted that it   direction, the Senior Officer of the Fund,    of AIM's operations, and concluded that
remains in effect through April 30, 2008.     who is independent of AIM and AIM's           it was beneficial to maintain the
The Board considered the effect these fee     affiliates, had prepared an independent       current relationship, in part, because
waivers/expense limitations would have on     written evaluation in order to assist the     of such knowledge. The Board also
the Fund's estimated expenses and concluded   Board in determining the reasonableness of    reviewed the general nature of the
that the levels of fee waivers/expense        the proposed management fees of the AIM       non-investment advisory services
limitations for the Fund were fair and        Funds, including the Fund. The Board noted    currently performed by AIM and its
reasonable.                                   that the Senior Officer's written evaluation  affiliates, such as administrative,
                                              had been relied upon by the Board in this     transfer agency and distribution
- Breakpoints and economies of scale. The     regard in lieu of a competitive bidding       services, and the fees received by AIM
Board reviewed the structure of the Fund's    process. In determining whether to continue   and its affiliates for performing such
advisory fee under the Advisory Agreement,    the Advisory Agreement for the Fund, the      services. In addition to reviewing such
noting that it includes one breakpoint. The   Board considered the Senior Officer's         services, the trustees also considered
Board reviewed the level of the Fund's        written evaluation and the recommendation     the organizational structure employed by
advisory fees, and noted that such fees, as   made by the Senior Officer to the Board that  AIM and its affiliates to provide those
a percentage of the Fund's net assets, would  the Board consider whether the advisory fee   services. Based on the review of these
decrease as net assets increase because the   waivers for certain equity AIM Funds,         and other factors, the Board concluded
Advisory Agreement includes a breakpoint.     including the Fund, should be simplified.     that AIM and its affiliates were
The Board noted that, due to the Fund's       The Board concluded that it would be          qualified to continue to provide
asset levels at the end of the past calendar  advisable to consider this issue and reach a  non-investment advisory services to the
year and the way in which the advisory fee    decision prior to the expiration date of      Fund, including administrative, transfer
breakpoint has been structured, the Fund has  such advisory fee waivers.                    agency and distribution services, and
yet to benefit from the breakpoint. The                                                     that AIM and its affiliates currently
Board noted that AIM has contractually        - Profitability of AIM and its affiliates.    are providing satisfactory
agreed to waive advisory fees of the Fund     The Board reviewed information concerning     non-investment advisory services.
through April 30, 2008 to the extent          the profitability of AIM's (and its
necessary so that the advisory fees payable   affiliates') investment advisory and other    - Other factors and current trends. The
by the Fund do not exceed a specified         activities and its financial condition. The   Board considered the steps that AIM and
maximum advisory fee rate, which maximum      Board considered the overall profitability    its affiliates have taken over the last
rate includes breakpoints and is based on     of AIM, as well as the profitability of AIM   several years, and continue to take, in
net asset levels. The Board concluded that    in connection with managing the Fund. The     order to improve the quality and
the Fund's fee levels under the Advisory      Board noted that AIM's operations remain      efficiency of the services they provide
Agreement therefore would reflect economies   profitable, although increased expenses in    to the Funds in the areas of investment
of scale at higher asset levels and that it   recent years have reduced AIM's               performance, product line
was not necessary to change the advisory fee  profitability. Based on the review of the     diversification, distribution, fund
breakpoints in the Fund's advisory fee        profitability of AIM's and its affiliates'    operations, shareholder services and
schedule.                                     investment advisory and other activities and  compliance. The Board concluded that its financial condition, the Board concluded  these steps taken by AIM have improved,
- Investments in affiliated money market      that the compensation to be paid by the Fund  and are likely to continue to improve,
funds. The Board also took into account the   to AIM under its                              the quality and efficiency of the
fact that uninvested cash and cash                                                          services AIM and its affiliates provide
collateral from securities lending                                                          to the Fund in each of these areas, and
arrangements, if any (collectively, "cash                                                   support the Board's approval of the
balances") of                                                                               continuance of the Advisory Agreement
                                                                                            for the Fund.

AIM V.I. Capital Development Fund

SCHEDULE OF INVESTMENTS

December 31, 2006


                                               SHARES       VALUE
---------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-95.67%

ADVERTISING-1.29%

Clear Channel Outdoor Holdings, Inc.-Class
  A(a)                                         86,112    $  2,403,386
---------------------------------------------------------------------
Lamar Advertising Co.-Class A(a)               18,194       1,189,706
=====================================================================
                                                            3,593,092
=====================================================================

AEROSPACE & DEFENSE-6.18%

AerCap Holdings N.V. (Netherlands)(a)          119,300      2,765,374
---------------------------------------------------------------------
Armor Holdings, Inc.(a)                        50,815       2,787,203
---------------------------------------------------------------------
KBR, Inc.(a)(b)                                51,787       1,354,748
---------------------------------------------------------------------
L-3 Communications Holdings, Inc.              31,714       2,593,571
---------------------------------------------------------------------
Precision Castparts Corp.                      55,290       4,328,101
---------------------------------------------------------------------
Spirit Aerosystems Holdings Inc.-Class A(a)    99,760       3,338,967
=====================================================================
                                                           17,167,964
=====================================================================

AGRICULTURAL PRODUCTS-0.87%

Bunge Ltd.                                     33,433       2,424,227
=====================================================================

AIR FREIGHT & LOGISTICS-0.94%

Robinson (C.H.) Worldwide, Inc.                63,824       2,609,763
=====================================================================

ALTERNATIVE CARRIERS-0.98%

Level 3 Communications, Inc.(a)                484,353      2,712,377
=====================================================================

APPAREL RETAIL-1.77%

Abercrombie & Fitch Co.-Class A                37,676       2,623,380
---------------------------------------------------------------------
DSW Inc.-Class A(a)(b)                         30,739       1,185,603
---------------------------------------------------------------------
Talbots, Inc. (The)                            45,556       1,097,900
=====================================================================
                                                            4,906,883
=====================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-3.30%

Carter's, Inc.(a)                              105,391      2,687,471
---------------------------------------------------------------------
Coach, Inc.(a)                                 64,598       2,775,130
---------------------------------------------------------------------
Polo Ralph Lauren Corp.                        47,458       3,685,588
=====================================================================
                                                            9,148,189
=====================================================================

APPLICATION SOFTWARE-5.14%

Amdocs Ltd.(a)                                 76,003       2,945,116
---------------------------------------------------------------------
BEA Systems, Inc.(a)                           106,965      1,345,620
---------------------------------------------------------------------
Cadence Design Systems, Inc.(a)                140,510      2,516,534
---------------------------------------------------------------------
Citrix Systems, Inc.(a)                        88,457       2,392,762
---------------------------------------------------------------------

                                               SHARES       VALUE
---------------------------------------------------------------------

APPLICATION SOFTWARE-(CONTINUED)

Informatica Corp.(a)                           216,236   $  2,640,242
---------------------------------------------------------------------
TIBCO Software Inc.(a)                         257,707      2,432,754
=====================================================================
                                                           14,273,028
=====================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.77%

Ameriprise Financial, Inc.                     39,211       2,137,000
=====================================================================

BIOTECHNOLOGY-2.32%

Celgene Corp.(a)(c)                            39,400       2,266,682
---------------------------------------------------------------------
Genzyme Corp.(a)                               45,400       2,795,732
---------------------------------------------------------------------
MedImmune, Inc.(a)                             42,200       1,366,014
=====================================================================
                                                            6,428,428
=====================================================================

CASINOS & GAMING-1.23%

Scientific Games Corp.-Class A(a)              113,096      3,418,892
=====================================================================

COMMUNICATIONS EQUIPMENT-0.49%

Comverse Technology, Inc.(a)                   63,851       1,347,895
=====================================================================

COMPUTER STORAGE & PERIPHERALS-3.20%

Emulex Corp.(a)                                141,840      2,767,298
---------------------------------------------------------------------
Logitech International S.A. (Switzerland)(a)   90,317       2,582,163
---------------------------------------------------------------------
Network Appliance, Inc.(a)                     40,114       1,575,678
---------------------------------------------------------------------
Seagate Technology                             73,477       1,947,141
=====================================================================
                                                            8,872,280
=====================================================================

CONSTRUCTION & ENGINEERING-2.34%

Foster Wheeler Ltd.(a)                         66,550       3,669,567
---------------------------------------------------------------------
Washington Group International, Inc.(a)        47,474       2,838,470
=====================================================================
                                                            6,508,037
=====================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.72%

Joy Global Inc.                                41,178       1,990,545
=====================================================================

CONSUMER ELECTRONICS-0.95%

Harman International Industries, Inc.          26,365       2,634,127
=====================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.96%

Alliance Data Systems Corp.(a)                 43,671       2,728,127
---------------------------------------------------------------------
CheckFree Corp.(a)                             68,941       2,768,671
---------------------------------------------------------------------
Fidelity National Information Services, Inc.   67,900       2,722,111
=====================================================================
                                                            8,218,909
=====================================================================

AIM V.I. Capital Development Fund


                                               SHARES       VALUE
---------------------------------------------------------------------

DEPARTMENT STORES-0.95%

Nordstrom, Inc.                                53,680    $  2,648,571
=====================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-2.54%

Corrections Corp. of America(a)                84,728       3,832,248
---------------------------------------------------------------------
IHS Inc.-Class A(a)                            81,807       3,229,740
=====================================================================
                                                            7,061,988
=====================================================================

DRUG RETAIL-0.95%

Shoppers Drug Mart Corp. (Canada)              61,600       2,645,473
=====================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.04%

Cooper Industries, Ltd.-Class A                31,848       2,880,015
=====================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.32%

Agilent Technologies, Inc.(a)                  29,581       1,030,898
---------------------------------------------------------------------
Amphenol Corp.-Class A                         42,308       2,626,481
=====================================================================
                                                            3,657,379
=====================================================================

ELECTRONIC MANUFACTURING SERVICES-0.91%

Molex Inc.                                     79,479       2,513,921
=====================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.55%

Potash Corp. of Saskatchewan Inc. (Canada)     10,634       1,525,766
=====================================================================

HEALTH CARE DISTRIBUTORS-1.02%

Schein (Henry), Inc.(a)                        57,735       2,827,860
=====================================================================

HEALTH CARE EQUIPMENT-0.51%

ResMed Inc.(a)                                 29,000       1,427,380
=====================================================================

HEALTH CARE FACILITIES-1.62%

Psychiatric Solutions, Inc.(a)                 80,500       3,020,360
---------------------------------------------------------------------
United Surgical Partners International,
  Inc.(a)                                      51,957       1,472,981
=====================================================================
                                                            4,493,341
=====================================================================

HEALTH CARE SERVICES-1.93%

DaVita, Inc.(a)                                44,700       2,542,536
---------------------------------------------------------------------
Pediatrix Medical Group, Inc.(a)               57,552       2,814,293
=====================================================================
                                                            5,356,829
=====================================================================

HEALTH CARE SUPPLIES-0.51%

PolyMedica Corp.(b)                            35,100       1,418,391
=====================================================================

HEALTH CARE TECHNOLOGY-0.89%

Cerner Corp.(a)                                54,305       2,470,878
=====================================================================

                                               SHARES       VALUE
---------------------------------------------------------------------


HOTELS, RESORTS & CRUISE LINES-2.13%

Hilton Hotels Corp.                            84,033    $  2,932,752
---------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.      47,801       2,987,562
=====================================================================
                                                            5,920,314
=====================================================================

HOUSEWARES & SPECIALTIES-1.16%

Jarden Corp.(a)                                92,441       3,216,022
=====================================================================

INSURANCE BROKERS-0.80%

National Financial Partners Corp.              50,391       2,215,692
=====================================================================

INTERNET SOFTWARE & SERVICES-0.48%

WebEx Communications, Inc.(a)                  38,526       1,344,172
=====================================================================

INVESTMENT BANKING & BROKERAGE-2.65%

E*TRADE Financial Corp.(a)                     57,675       1,293,073
---------------------------------------------------------------------
FBR Capital Markets Corp. (Acquired 07/14/06;
  Cost $1,110,000)(a)(d)(e)                    74,000       1,110,000
---------------------------------------------------------------------
Lazard Ltd.-Class A (Bermuda)                  41,852       1,981,274
---------------------------------------------------------------------
Schwab (Charles) Corp. (The)                   153,471      2,968,129
=====================================================================
                                                            7,352,476
=====================================================================

INVESTMENT COMPANIES-EXCHANGE TRADED
  FUNDS-0.74%

iShares Nasdaq Biotechnology Index Fund(b)     26,300       2,045,088
=====================================================================

IT CONSULTING & OTHER SERVICES-0.90%

Cognizant Technology Solutions Corp.-Class
  A(a)                                         32,490       2,506,928
=====================================================================

LIFE SCIENCES TOOLS & SERVICES-1.11%

Invitrogen Corp.(a)                            24,600       1,392,114
---------------------------------------------------------------------
Pharmaceutical Product Development, Inc.       52,600       1,694,772
=====================================================================
                                                            3,086,886
=====================================================================

MANAGED HEALTH CARE-3.63%

Aveta, Inc. (Acquired 12/21/05-02/21/06; Cost
  $2,162,718)(a)(d)(e)                         157,251      2,673,267
---------------------------------------------------------------------
Coventry Health Care, Inc.(a)                  55,160       2,760,758
---------------------------------------------------------------------
Health Net Inc.(a)                             59,300       2,885,538
---------------------------------------------------------------------
Humana Inc.(a)                                 31,600       1,747,796
=====================================================================
                                                           10,067,359
=====================================================================

MARINE-0.94%

American Commercial Lines Inc.(a)              40,008       2,620,924
=====================================================================

OFFICE SERVICES & SUPPLIES-1.12%

Knoll, Inc.                                    140,893      3,099,646
=====================================================================

AIM V.I. Capital Development Fund


                                               SHARES       VALUE
---------------------------------------------------------------------

OIL & GAS DRILLING-1.88%

ENSCO International Inc.                       51,400    $  2,573,084
---------------------------------------------------------------------
Noble Corp.                                    34,700       2,642,405
=====================================================================
                                                            5,215,489
=====================================================================

OIL & GAS EQUIPMENT & SERVICES-2.62%

FMC Technologies, Inc.(a)                      43,900       2,705,557
---------------------------------------------------------------------
Grant Prideco, Inc.(a)                         61,294       2,437,662
---------------------------------------------------------------------
Weatherford International Ltd.(a)              51,000       2,131,290
=====================================================================
                                                            7,274,509
=====================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.72%

Rosetta Resources, Inc.(a)(f)                  116,100      2,167,587
---------------------------------------------------------------------
Southwestern Energy Co.(a)                     74,500       2,611,225
=====================================================================
                                                            4,778,812
=====================================================================

OIL & GAS STORAGE & TRANSPORTATION-0.97%

Williams Cos., Inc. (The)                      103,400      2,700,808
=====================================================================

PHARMACEUTICALS-3.34%

Allergan, Inc.                                 23,000       2,754,020
---------------------------------------------------------------------
Barr Pharmaceuticals Inc.(a)                   54,900       2,751,588
---------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A           43,900       1,542,207
---------------------------------------------------------------------
Shire PLC-ADR (United Kingdom)                 36,200       2,235,712
=====================================================================
                                                            9,283,527
=====================================================================

PROPERTY & CASUALTY INSURANCE-2.25%

LandAmerica Financial Group, Inc.              45,519       2,872,704
---------------------------------------------------------------------
Security Capital Assurance Ltd.                121,417      3,379,035
=====================================================================
                                                            6,251,739
=====================================================================

PUBLISHING-0.96%

R.H. Donnelley Corp.(a)                        42,654       2,675,685
=====================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-1.53%

CB Richard Ellis Group, Inc.-Class A(a)        127,876      4,245,483
=====================================================================

REGIONAL BANKS-1.17%

Centennial Bank Holdings Inc.(a)(f)            121,445      1,148,870
---------------------------------------------------------------------
Signature Bank(a)                              67,877       2,102,829
=====================================================================
                                                            3,251,699
=====================================================================

RESTAURANTS-1.21%

Burger King Holdings Inc.(a)                   159,756      3,370,852
=====================================================================

                                               SHARES       VALUE
---------------------------------------------------------------------


SEMICONDUCTOR EQUIPMENT-1.22%

Lam Research Corp.(a)                          20,282    $  1,026,675
---------------------------------------------------------------------
MEMC Electronic Materials, Inc.(a)             60,216       2,356,854
=====================================================================
                                                            3,383,529
=====================================================================

SEMICONDUCTORS-1.14%

Advanced Micro Devices, Inc.(a)                63,156       1,285,224
---------------------------------------------------------------------
Microsemi Corp.(a)                             95,949       1,885,398
=====================================================================
                                                            3,170,622
=====================================================================

SPECIALIZED FINANCE-1.20%

Chicago Mercantile Exchange Holdings
  Inc.-Class A                                  6,524       3,325,609
=====================================================================

SPECIALTY STORES-1.44%

Office Depot, Inc.(a)                          68,991       2,633,387
---------------------------------------------------------------------
PetSmart, Inc.                                 47,741       1,377,805
=====================================================================
                                                            4,011,192
=====================================================================

STEEL-0.98%

Allegheny Technologies, Inc.                   29,945       2,715,413
=====================================================================

TECHNOLOGY DISTRIBUTORS-0.49%

Arrow Electronics, Inc.(a)                     43,368       1,368,260
=====================================================================

THRIFTS & MORTGAGE FINANCE-0.16%

People's Choice Financial Corp. (Acquired
  12/21/04-06/09/06; Cost $1,869,515)(d)(e)    220,654        441,308
=====================================================================

TRADING COMPANIES & DISTRIBUTORS-1.04%

WESCO International, Inc.(a)                   49,275       2,897,863
=====================================================================

WIRELESS TELECOMMUNICATION SERVICES-4.50%

American Tower Corp.-Class A(a)                71,482       2,664,849
---------------------------------------------------------------------
Crown Castle International Corp.(a)            38,454       1,242,064
---------------------------------------------------------------------
Leap Wireless International, Inc.(a)           35,876       2,133,546
---------------------------------------------------------------------
NII Holdings Inc.(a)                           57,207       3,686,419
---------------------------------------------------------------------
SBA Communications Corp.-Class A(a)            100,485      2,763,337
=====================================================================
                                                           12,490,215
=====================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $219,603,883)                       265,647,549
=====================================================================


                                               NUMBER
                                                 OF        EXERCISE   EXPIRATION
                                               CONTRACTS   PRICE        DATE
----------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED-0.03%

CASINOS & GAMING-0.03%

Harrah's Entertainment, Inc. (Cost
  $64,521)(d)                                     321        $80         Jan-07         96,477
==============================================================================================

AIM V.I. Capital Development Fund

                                               SHARES       VALUE
---------------------------------------------------------------------
MONEY MARKET FUNDS-12.36%

Liquid Assets Portfolio-Institutional
  Class(g)                                     17,152,937 $ 17,152,937
---------------------------------------------------------------------
Premier Portfolio-Institutional Class(g)       17,152,937   17,152,937
=====================================================================
    Total Money Market Funds
      (Cost $34,305,874)                                   34,305,874
=====================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities loaned)-108.06%
  (Cost $253,974,278)                                     300,049,900
=====================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-1.52%

Liquid Assets Portfolio(g)(h)                  2,108,462    2,108,462
---------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(g)(h)                                  2,108,462    2,108,462
=====================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $4,216,924)                                     4,216,924
=====================================================================
TOTAL INVESTMENTS-109.58%
  (Cost $258,191,202)                                     304,266,824
=====================================================================
OTHER ASSETS LESS LIABILITIES-(9.58)%                     (26,608,910)
=====================================================================
NET ASSETS-100.00%                                       $277,657,914
_____________________________________________________________________
=====================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security was out on loan at December 31, 2006.
(c) A portion of this security is subject to call options written. See Note 1K and Note 9.
(d) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase. The aggregate value of these securities considered illiquid at December 31, 2006 was $4,321,052, which represented 1.56% of the Fund's Net Assets.
(e) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at December 31, 2006 was $4,224,575, which represented 1.52% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(f) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate value of these securities at December 31, 2006 was $3,316,457, which represented 1.19% of the Fund's Net Assets. See Note 1A.
(g) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(h) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Capital Development Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:

Investments, at value (cost $219,668,404)*       $265,744,026
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $38,522,798)                               38,522,798
=============================================================
    Total investments (cost $258,191,202)         304,266,824
=============================================================
Receivables for:
  Investments sold                                     39,693
-------------------------------------------------------------
  Fund shares sold                                    134,122
-------------------------------------------------------------
  Dividends                                           105,126
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 38,098
=============================================================
    Total assets                                  304,583,863
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            22,076,527
-------------------------------------------------------------
  Fund shares reacquired                              249,866
-------------------------------------------------------------
  Options written, at value (premiums received
    $60,617)                                           63,981
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              47,805
-------------------------------------------------------------
  Collateral upon return of securities loaned       4,216,924
-------------------------------------------------------------
Accrued administrative services fees                  151,060
-------------------------------------------------------------
Accrued distribution fees-Series II                    75,753
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              3,942
-------------------------------------------------------------
Accrued transfer agent fees                             2,995
-------------------------------------------------------------
Accrued operating expenses                             37,096
=============================================================
    Total liabilities                              26,925,949
=============================================================
Net assets applicable to shares outstanding      $277,657,914
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $204,571,039
-------------------------------------------------------------
Undistributed net investment income (loss)            (42,127)
-------------------------------------------------------------
Undistributed net realized gain from investment
  securities, foreign currencies and option
  contracts                                        27,056,645
-------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and option
  contracts                                        46,072,357
=============================================================
                                                 $277,657,914
=============================================================

NET ASSETS:

Series I                                         $148,667,546
_____________________________________________________________
=============================================================
Series II                                        $128,990,368
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            8,067,394
_____________________________________________________________
=============================================================
Series II                                           7,093,007
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      18.43
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      18.19
_____________________________________________________________
=============================================================

* At December 31, 2006, securities with an aggregate value of $4,078,421 were on loan to brokers.
STATEMENT OF OPERATIONS

For the year ended December 31, 2006

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of
  $6,390)                                        $   868,779
------------------------------------------------------------
Dividends from affiliated money market funds
  (includes securities lending income of
  $48,197)                                           501,584
============================================================
    Total investment income                        1,370,363
============================================================

EXPENSES:

Advisory fees                                      1,709,822
------------------------------------------------------------
Administrative services fees                         613,485
------------------------------------------------------------
Custodian fees                                        33,495
------------------------------------------------------------
Distribution fees-Series II                          256,263
------------------------------------------------------------
Transfer agent fees                                   25,802
------------------------------------------------------------
Trustees' and officer's fees and benefits             21,140
------------------------------------------------------------
Other                                                 76,078
============================================================
    Total expenses                                 2,736,085
============================================================
Less: Fees waived and expense offset
  arrangements                                       (17,485)
============================================================
    Net expenses                                   2,718,600
============================================================
Net investment income (loss)                      (1,348,237)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  OPTION CONTRACTS:

Net realized gain from:
  Investment securities (includes net gains
    (losses) from securities sold to affiliates
    of $(62,732))                                 28,699,124
------------------------------------------------------------
  Foreign currencies                                  16,243
------------------------------------------------------------
  Option contracts written                            31,810
============================================================
                                                  28,747,177
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            6,375,399
------------------------------------------------------------
  Foreign currencies                                      56
------------------------------------------------------------
  Option contracts written                            (3,364)
============================================================
                                                   6,372,091
============================================================
Net gain from investment securities, foreign
  currencies and option contracts                 35,119,268
============================================================
Net increase in net assets resulting from
  operations                                     $33,771,031
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Capital Development Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2006 and 2005

                                                                  2006            2005
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (1,348,237)   $   (615,055)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                             28,747,177      15,864,577
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and option contracts          6,372,091       2,049,753
==========================================================================================
    Net increase in net assets resulting from operations        33,771,031      17,299,275
==========================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                      (2,202,279)             --
------------------------------------------------------------------------------------------
  Series II                                                     (2,172,661)             --
==========================================================================================
  Decrease in net assets resulting from distributions           (4,374,940)             --
==========================================================================================
Share transactions-net:
  Series I                                                      14,360,380      (5,082,619)
------------------------------------------------------------------------------------------
  Series II                                                     32,838,781       5,478,755
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               47,199,161         396,136
==========================================================================================
    Net increase in net assets                                  76,595,252      17,695,411
==========================================================================================

NET ASSETS:

  Beginning of year                                            201,062,662     183,367,251
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(42,127) and $(35,292), respectively)          $277,657,914    $201,062,662
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Capital Development Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Capital Development Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses

AIM V.I. Capital Development Fund

     and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains or investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

J. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

K. COVERED CALL OPTIONS -- The Fund may write call options. A call option gives the purchaser of such option the right to buy, and the writer (the
     Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. Written call options are recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

AIM V.I. Capital Development Fund

L. PUT OPTIONS PURCHASED -- The Fund may purchase put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

M. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $350 million                                            0.75%
--------------------------------------------------------------------
Over $350 million                                             0.625%
 ___________________________________________________________________
====================================================================


    Through April 30, 2008, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.745%
--------------------------------------------------------------------
Next $250 million                                             0.73%
--------------------------------------------------------------------
Next $500 million                                             0.715%
--------------------------------------------------------------------
Next $1.5 billion                                             0.70%
--------------------------------------------------------------------
Next $2.5 billion                                             0.685%
--------------------------------------------------------------------
Next $2.5 billion                                             0.67%
--------------------------------------------------------------------
Next $2.5 billion                                             0.655%
--------------------------------------------------------------------
Over $10 billion                                              0.64%
 ___________________________________________________________________
====================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2008. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2006, AIM waived advisory fees of $13,606.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2006, AMVESCAP did not reimburse any such expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the

AIM V.I. Capital Development Fund

maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. The Fund may reimburse AIM for up to 0.25% of average daily assets invested by each insurance company providing administrative services to the Fund. Pursuant to such agreement, for the year ended December 31, 2006, AIM was paid $62,435 for accounting and fund administrative services and reimbursed $551,050 for services provided by insurance companies.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with AIM Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2006, expenses incurred under the Plan are shown in the Statement of Operations as distribution fees.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2006.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      12/31/06        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $2,131,393       $ 69,793,956      $ (54,772,412)        $   --         $17,152,937     $226,490       $   --
----------------------------------------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class                   --         46,833,721        (29,680,784)            --          17,152,937      110,035           --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class            2,131,393         27,613,809        (29,745,202)            --                  --      116,862           --
==================================================================================================================================
  Subtotal        $4,262,786       $144,241,486      $(114,198,398)        $   --         $34,305,874     $453,387       $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      12/31/06        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $2,628,362       $ 18,130,936      $ (18,650,836)        $   --         $ 2,108,462     $ 24,045       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class            2,628,362         18,130,936        (18,650,836)            --           2,108,462       24,152           --
==================================================================================================================================
  Subtotal        $5,256,724       $ 36,261,872      $ (37,301,672)        $   --         $ 4,216,924     $ 48,197       $   --
==================================================================================================================================
  Total
    Investments
    in
    Affiliates    $9,519,510       $180,503,358      $(151,500,070)        $   --         $38,522,798     $501,584       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2006, the Fund engaged in securities sales of $14,139,514, which resulted in net realized gains (losses) of $(62,732), and securities purchases of $10,792,859.

AIM V.I. Capital Development Fund

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) custodian credits which result from periodic overnight cash balances at the custodian and (ii) a one time custodian fee credit to be used to offset future custodian fees. For the year ended December 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $3,879.

NOTE 6--TRUSTEES' AND OFFICERS FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2006, the Fund paid legal fees of $4,549 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At December 31, 2006, securities with an aggregate value of $4,078,421 were on loan to brokers. The loans were secured by cash collateral of $4,216,924 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2006, the Fund received dividends on cash collateral investments of $48,197 for securities lending transactions, which are net of compensation to counterparties.

AIM V.I. Capital Development Fund

NOTE 9--OPTION CONTRACTS WRITTEN

                          TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
-----------------------------------------------------------------------------------
Beginning of period                                                --      $     --
-----------------------------------------------------------------------------------
Written                                                         1,030       136,437
-----------------------------------------------------------------------------------
Exercised                                                        (260)      (44,010)
-----------------------------------------------------------------------------------
Expired                                                          (420)      (31,810)
===================================================================================
End of period                                                     350      $ 60,617
___________________________________________________________________________________
===================================================================================

                                             OPEN CALL OPTIONS WRITTEN AT PERIOD END
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     UNREALIZED
                                                   CONTRACT    STRIKE    NUMBER OF    PREMIUMS        VALUE         APPRECIATION
                                                    MONTH      PRICE     CONTRACTS    RECEIVED      12/31/06       (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Celgene Corp.                                       Jan-07      $58         350       $60,617        $63,981          $(3,364)
_________________________________________________________________________________________________________________________________
=================================================================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years December 31, 2006 and 2005 was as follows:

                                                                 2006        2005
----------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $  262,849    $   --
----------------------------------------------------------------------------------
Long-term capital gain                                         4,112,091        --
==================================================================================
  Total distributions                                         $4,374,940    $   --
__________________________________________________________________________________
==================================================================================


TAX COMPONENTS OF NET ASSETS:


As of December 31, 2006, the components of net assets on a tax basis were as follows:

                                                                    2006
----------------------------------------------------------------------------
Undistributed ordinary income                                   $ 10,029,801
----------------------------------------------------------------------------
Undistributed long-term gain                                      17,305,814
----------------------------------------------------------------------------
Unrealized appreciation -- investments                            45,793,387
----------------------------------------------------------------------------
Temporary book/tax differences                                       (42,127)
----------------------------------------------------------------------------
Shares of beneficial interest                                    204,571,039
============================================================================
  Total net assets                                              $277,657,914
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales the deferral of losses on certain straddles. The tax-basis net unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $98 and option contracts written of $(3,364).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of December 31, 2006.

AIM V.I. Capital Development Fund

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2006 was $297,251,035 and $263,359,586, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $49,119,644
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (3,322,991)
===============================================================================
Net unrealized appreciation of investment securities               $45,796,653
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $258,470,171.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, partnership investments and net operating losses, on December 31, 2006, undistributed net investment income (loss) was increased by $1,341,402, undistributed net realized gain was decreased by $1,336,390 and shares of beneficial interest decreased by $5,012. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

                                             CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------
                                                                       2006(A)                         2005
                                                              --------------------------    ---------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                      2,145,804    $38,715,460      2,974,458    $ 42,960,820
-----------------------------------------------------------------------------------------------------------------------
  Series II                                                     2,681,069     46,879,330      1,426,079      20,815,915
=======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                        117,706      2,202,279             --              --
-----------------------------------------------------------------------------------------------------------------------
  Series II                                                       117,632      2,172,661             --              --
=======================================================================================================================
Reacquired:
  Series I                                                     (1,511,376)   (26,557,359)    (3,289,224)    (48,043,439)
-----------------------------------------------------------------------------------------------------------------------
  Series II                                                      (944,292)   (16,213,210)    (1,085,094)    (15,337,160)
=======================================================================================================================
                                                                2,606,543    $47,199,161         26,219    $    396,136
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a) There are five entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 76% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 14--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and currently intends for the Fund to adopt FIN 48 provisions during the fiscal year ending December 31, 2007.

AIM V.I. Capital Development Fund

NOTE 15 -- FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      SERIES I
                                                              ---------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------
                                                                2006           2005        2004       2003       2002
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  16.09       $  14.68    $  12.71    $  9.39    $ 11.94
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.07)         (0.04)      (0.03)(a)   (0.01)    (0.01)(a)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.73           1.45        2.00       3.33      (2.54)
=======================================================================================================================
    Total from investment operations                              2.66           1.41        1.97       3.32      (2.55)
=======================================================================================================================
Less distributions from net realized gains                       (0.32)            --          --         --         --
=======================================================================================================================
Net asset value, end of period                                $  18.43       $  16.09    $  14.68    $ 12.71    $  9.39
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                  16.52%          9.61%      15.50%     35.36%    (21.36)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $148,668       $117,674    $112,028    $93,813    $70,018
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets                           1.08%(c)(d)     1.09%      1.10%      1.13%      1.14%
=======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.48)%(c)     (0.22)%     (0.21)%    (0.13)%    (0.08)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                            119%           125%         93%        95%       121%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $125,471,170.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.09% for the year ended December 31, 2006.

                                                                                     SERIES II
                                                              -------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------
                                                                2006          2005       2004       2003       2002
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  15.92       $ 14.57    $ 12.64    $  9.36    $ 11.94
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.10)        (0.07)     (0.06)(a)   (0.03)    (0.03)(a)
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.69          1.42       1.99       3.31      (2.55)
=====================================================================================================================
    Total from investment operations                              2.59          1.35       1.93       3.28      (2.58)
=====================================================================================================================
Less distributions from net realized gains                       (0.32)           --         --         --         --
=====================================================================================================================
Net asset value, end of period                                $  18.19       $ 15.92    $ 14.57    $ 12.64    $  9.36
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                  16.26%         9.27%     15.27%     35.04%    (21.61)%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $128,990       $83,388    $71,339    $33,550    $14,969
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets                           1.33%(c)(d)    1.34%     1.35%      1.38%      1.39%
=====================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.73)%(c)    (0.47)%    (0.46)%    (0.38)%    (0.33)%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                            119%          125%        93%        95%       121%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $102,505,185.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.34% for the year ended December 31, 2006.

NOTE 16--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil

AIM V.I. Capital Development Fund
penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing; and

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. Capital Development Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Capital Development Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Capital Development Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2006, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

February 14, 2007
Houston, Texas

AIM V.I. Capital Development Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2006:

FEDERAL AND STATE INCOME TAX

Long-Term Capital Gain
  Dividends                     $4,112,091
Corporate Dividends Received
  Deduction*                         99.43%

       * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

AIM V.I. Capital Development Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993           Director and Chairman, A I M Management    None
   Trustee and Vice Chair                         Group Inc. (financial services holding
                                                  company); Director and Vice Chairman,
                                                  AMVESCAP PLC; Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm) and
                                                  Trustee and Vice Chair of The AIM Family
                                                  of Funds--Registered Trademark--

                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer);
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and President
                                                  and Principal Executive Officer of The
                                                  AIM Family of Funds--Registered
                                                  Trademark--
-------------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954     2006           Director, Chief Executive Officer and      None
   Trustee, President and                         President, A I M Management Group Inc.,
   Principal                                      AIM Mutual Fund Dealer Inc. (registered
   Executive Officer                              broker dealer), AIM Funds Management
                                                  Inc. (registered investment advisor) and
                                                  1371 Preferred Inc. (holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc., INVESCO Funds Group, Inc.
                                                  (registered investment advisor and
                                                  register transfer agent) and AIM GP
                                                  Canada Inc. (general partner for a
                                                  limited partnership); Director, A I M
                                                  Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Director and
                                                  Chairman, AIM Investment Services, Inc.,
                                                  Fund Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); Director, President and
                                                  Chairman, AVZ Callco Inc. (holding
                                                  company); AMVESCAP Inc. (holding
                                                  company) and AIM Canada Holdings Inc.
                                                  (holding company); Director and Chief
                                                  Executive Officer, AIM Trimark Corporate
                                                  Class Inc. (formerly AIM Trimark Global
                                                  Fund Inc.) (corporate mutual fund
                                                  company) and AIM Trimark Canada Fund
                                                  Inc. (corporate mutual fund company);
                                                  Trustee, President and Principal
                                                  Executive Officer of The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); Trustee and
                                                  Executive Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); and Manager,
                                                  Powershares Capital Management LLC

                                                  Formerly: President and Principal
                                                  Executive Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); Chairman, AIM
                                                  Canada Holdings, Inc.; Executive Vice
                                                  President and Chief Operations Officer,
                                                  AIM Funds Management Inc.; President,
                                                  AIM Trimark Global Fund Inc. and AIM
                                                  Trimark Canada Fund Inc.; and Director,
                                                  Trimark Trust (federally regulated
                                                  Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company
                                                  Formerly: Partner, law firm of Baker &     (2 portfolios))
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Founder, Green, Manning & Bunch Ltd.,      None
   Trustee                                        (investment banking firm); and Director,
                                                  Policy Studies, Inc. and Van Gilder
                                                  Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation (property casualty company)

                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and Director of various
                                                  affiliated Volvo companies; and
                                                  Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund
                                                  company); and Owner, Dos Angelos Ranch,    (non-profit)
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)

-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company
                                                                                             (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    Director, Mainstay VP Series
   Trustee                                        Formerly: Partner, Deloitte & Touche       Funds, Inc. (21 portfolios)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. Capital Development Fund


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER     PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIP(S)
TRUST                              SINCE          DURING PAST 5 YEARS                       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Senior Vice President and Senior Officer  N/A
   Senior Vice President and                      of The AIM Family of Funds--Registered
   Senior Officer                                 Trademark--
                                                  Formerly: Director of Compliance and
                                                  Assistant General Counsel, ICON
                                                  Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962            2006           Director, Senior Vice President,          N/A
   Senior Vice President, Chief                   Secretary and General Counsel, A I M
   Legal Officer and Secretary                    Management Group Inc. and A I M
                                                  Advisors, Inc.; Director, Vice President
                                                  and Secretary, INVESCO Distributors,
                                                  Inc.; Vice President and Secretary,
                                                  A I M Capital Management, Inc., AIM
                                                  Investment Services, Inc., and Fund
                                                  Management Company; Senior Vice
                                                  President and Secretary, A I M
                                                  Distributors, Inc.; Director and Vice
                                                  President, INVESCO Funds Group Inc.;
                                                  Senior Vice President, Chief Legal
                                                  Officer and Secretary of The AIM Family
                                                  of Funds--Registered Trademark--; and
                                                  Manager, Powershares Capital Management
                                                  LLC

                                                  Formerly: Chief Operating Officer,
                                                  Senior Vice President, General Counsel,
                                                  and Secretary, Liberty Ridge Capital,
                                                  Inc. (an investment adviser); Vice
                                                  President and Secretary, PBHG Funds (an
                                                  investment company); Vice President and
                                                  Secretary, PBHG Insurance Series Fund
                                                  (an investment company); General Counsel
                                                  and Secretary, Pilgrim Baxter Value
                                                  Investors (an investment adviser); Chief
                                                  Operating Officer, General Counsel and
                                                  Secretary, Old Mutual Investment
                                                  Partners (a broker-dealer); General
                                                  Counsel and Secretary, Old Mutual Fund
                                                  Services (an administrator); General
                                                  Counsel and Secretary, Old Mutual
                                                  Shareholder Services (a shareholder
                                                  servicing center); Executive Vice
                                                  President, General Counsel and
                                                  Secretary, Old Mutual Capital, Inc. (an
                                                  investment adviser); and Vice President
                                                  and Secretary, Old Mutual Advisors Funds
                                                  (an investment company)
------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Global Compliance Director, AMVESCAP      N/A
   Vice President                                 PLC; and Vice President of The AIM
                                                  Family of Funds--Registered Trademark--

                                                  Formerly: Senior Vice President, A I M
                                                  Management Group Inc. (financial
                                                  services holding company); Senior Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Advisors, Inc. and The AIM Family
                                                  of Funds--Registered Trademark--; Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Vice President, AIM
                                                  Investment Services, Inc. and Fund
                                                  Management Company; Senior Vice
                                                  President and Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; and Senior Vice President
                                                  and Compliance Director, Delaware
                                                  Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Senior Vice President and General
   Vice President                                 Counsel, AMVESCAP PLC; Director, INVESCO
                                                  Funds Group, Inc.; and Vice President of
                                                  The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Director, Vice President and    N/A
                                                  General Counsel, Fund Management
                                                  Company; Director, Senior Vice
                                                  President, Secretary and General
                                                  Counsel, A I M Management Group Inc. and
                                                  A I M Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Senior Vice President, A I M
                                                  Distributors, Inc.; Vice President,
                                                  A I M Capital Management, Inc. and AIM
                                                  Investment Services, Inc.; Senior Vice
                                                  President, Chief Legal Officer and
                                                  Secretary of The AIM Family of
                                                  Funds--Registered Trademark--; Chief
                                                  Executive Officer and President, INVESCO
                                                  Funds Group, Inc.; and Senior Vice
                                                  President, and General Counsel, Liberty
                                                  Financial Companies, Inc. and Senior
                                                  Vice President and General Counsel
                                                  Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M  N/A
   Vice President, Principal                      Advisors, Inc.; and Vice President,
   Financial Officer and                          Treasurer and Principal Officer of The
   Treasurer                                      AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief           N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc. and Vice President
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, Senior Vice
                                                  President and Senior Investment Officer,
                                                  A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing     N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc. and The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); and
                                                  President and Principal Executive
                                                  Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust Only)
                                                  Formerly: Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only)
------------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967         2005           Anti-Money Laundering Compliance          N/A
   Anti-Money Laundering                          Officer, A I M Advisors, Inc., A I M
   Compliance Officer                             Capital Management, Inc., A I M
                                                  Distributors, Inc., AIM Investment
                                                  Services, Inc., AIM Private Asset
                                                  Management, Inc., Fund Management
                                                  Company and The AIM Family of
                                                  Funds--Registered Trademark--
                                                  Formerly: Manager of the Fraud
                                                  Prevention Department, AIM Investment
                                                  Services, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958        2006           Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                       Group Inc.; Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc.; and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company

                                                  Formerly: Global Head of Product
                                                  Development, AIG-Global Investment
                                                  Group, Inc.; Chief Compliance Officer
                                                  and Deputy General Counsel,
                                                  AIG-SunAmerica Asset Management; and
                                                  Chief Compliance Officer, Chief
                                                  Operating Officer and Deputy General
                                                  Counsel, American General Investment
                                                  Management
------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            225 Franklin Street
Floor                         1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
Philadelphia, PA 19103-7599   Americas
                              New York, NY 10036-2714

  Domestic Equity                                                                                       AIM V.I. CORE
                                                                                                          EQUITY FUND
  Large-Cap Blend

                                                                    Annual Report to Shareholders - December 31, 2006

The Fund provides a complete list of its holdings
four times in each fiscal year, at the
quarter-ends. For the second and fourth quarters,
the lists appear in the Fund's semiannual and
annual reports to shareholders. For the first and
third quarters, the Fund files the lists with the
Securities and Exchange Commission (SEC) on Form
N-Q. The Fund's Form N-Q filings are available on
the SEC Web site, sec.gov. Copies of the Fund's
Forms N-Q may be reviewed and copied at the SEC
Public Reference Room in Washington, D.C.You can
obtain information on the operation of the Public
Reference Room, including information about
duplicating fee charges, by calling 202-942-8090                            [COVER GLOBE IMAGE]
or 800-732-0330, or by electronic request at the
following E-mail address: publicinfo@sec.gov. The
SEC file numbers for the Fund are 811-07452 and
033-57340. The Fund's most recent portfolio
holdings, as filed on Form N-Q, have also been
made available to insurance companies issuing
variable annuity contracts and variable life
insurance policies ("variable products") that
invest in the Fund.

A description of the policies and procedures that
the Fund uses to determine how to vote proxies
relating to portfolio securities is
available without charge, upon request, from                                       AIM V.I. CORE EQUITY FUND seeks to
our Client Services department at 800-410-4246                                             provide growth of capital.
or on the AIM Web site, AIMinvestments.com.
On the home page, scroll down and click on AIM
Funds Proxy Policy. The information is also
available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies
related to its portfolio securities during the
12 months ended June 30, 2006, is available at our                     Unless otherwise stated, information presented
Web site. Go to AIMinvestments.com, access the About                       in this report is as of December 31, 2006,
Us tab, click on Required Notices and then click on                                 and is based on total net assets.
Proxy Voting Activity. Next, select the Fund from
the drop-down menu. The information is also
available on the SEC Web site, sec.gov.

                                                       ==============================================================
                                                       THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY
                                                       EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS,
                                                       WHICH  CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES
   [AIM INVESTMENTS LOGO]                              CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY
 -- Registered Trademark --                            BEFORE INVESTING.
                                                       ==============================================================

                                                                  NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

                                                                                        AIM V.I. CORE EQUITY FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                               Business analysis allows us to identify
                                                                                        key drivers of the company, understand
=====================================================================================   industry challenges and evaluate the
                                                                                        sustainability of competitive
 PERFORMANCE SUMMARY                                                                    advantages. Financial analysis provides
                                                                                        vital insights into historical and
 For the year ended December 31, 2006, AIM V. I. Core Equity                            potential ROIC, a key indicator of
 Fund posted positive returns, outperforming the Fund's                                 business quality and the caliber of
 style-specific and the broad market benchmarks. The Fund                               management. Both the business and
 delivered positive results in all major sectors, and                                   financial analyses serve as a basis to
 holdings in consumer staples and information technology (IT)                           construct valuation models that help us
 delivered returns significantly in excess of the                                       estimate a company's value. We use three
 style-specific index. The Fund's cash weighting and an                                 primary valuation techniques --
 underweight position in financials relative to the                                     discounted cash flow, traditional
 style-specific index detracted from returns.                                           absolute and industry-relative valuation
                                                                                        multiples and net asset value.
     Your Fund's long-term performance appears on pages 4 - 5.
                                                                                          Our risk management strategy includes
 FUND VS. INDEXES                                                                       in-depth fundamental research, as well
                                                                                        as diversifying Fund holdings across
 Total returns, 12/31/05 - 12/31/06, excluding variable product issuer charges.         industries and sectors and generally
 If variable product issuer charges were included, returns would be lower.              limiting the size of individual holdings
                                                                                        to less than 25% of the portfolio.
 Series I Shares                                                       16.70%
 Series II Shares                                                      16.42              We consider selling a stock when:
 S&P 500 --REGISTERED TRADEMARK-- Index (Broad Market Index)           15.78
 Russell 1000 --REGISTERED TRADEMARK-- Index (Style-Specific Index)    15.46            - The value of the stock exceeds our
 Lipper Large-Cap Core Funds Index (Peer Group Index)                  13.39            best-case appraisal of its worth.

 SOURCE: LIPPER INC.                                                                    - We haven't seen, nor do we envision,
                                                                                        a demonstrable improvement in
=====================================================================================   fundamentals.

HOW WE INVEST                             capital (ROIC) and appreciation               - More compelling investment
                                          potential. The process we use to              opportunities exist.
We manage your Fund as a large-cap        identify potential investments includes
core fund, seeking to deliver solid       three phases:                                 MARKET CONDITIONS AND YOUR FUND
absolute investment results as well
as downside protection in difficult       - Business analysis to determine both         Fiscal year 2006 proved to be a better
markets. We believe the Fund can          the attractiveness of an industry and         year for investors than most
serve as cornerstone of, or ballast       the company's competitive position            prognosticators had expected. The
within, a well-diversified                                                              market's version of the Goldilocks fable
portfolio by complementing more           - Financial analysis to determine ROIC        played out as Wall Street eventually
style-specific value and growth           levels and trends and to understand           came to the conclusion that the economy
investments.                              capital allocation decisions                  is "just right." However, investors
                                                                                        should remember that in this
   We conduct intensive                   - Valuation analysis to identify
fundamental research to gain a            attractively valued companies
thorough understanding of a
company's business prospects,
return on invested

====================================================================================================================================

  PORTFOLIO COMPOSITION                     TOP FIVE INDUSTRIES*                        TOP 10 EQUITY HOLDINGS*
------------------------------------------------------------------------------------------------------------------------------------
By sector                                 1. Pharmaceuticals                     7.7%    1. Tyco International Ltd.             2.9%
Information Technology            16.9%   2. Industrial Conglomerates            5.8     2. Exxon Mobil Corp.                   2.9
Consumer Staples                  15.8    3. Packaged Foods & Meats              5.2     3. Berkshire Hathaway Inc.-Class A     2.7
Industrials                       12.7    4. Property & Casualty Insurance       5.1     4. AT&T Inc.                           2.5
Financials                        12.6    5. Communications Equipment            4.4     5. Cadbury Schweppes PLC
Health Care                        9.6                                                     (United Kingdom)                     2.5
Energy                             9.5                                                   6. Microsoft Corp.                     2.5
Consumer Discretionary             7.0    Total Net Assets             $2.74 billion
Telecommunication Services         3.7                                                   7. Cisco Systems, Inc.                 2.3
Utilities                          1.8    Total Number of Holdings*              65      8. Estee Lauder Cos. Inc. (The)
MONEY MARKET FUNDS PLUS                                                                     -Class A                            2.1
OTHER ASSETS LESS LIABILITIES     10.4                                                   9. Waste Management, Inc.              2.1
                                                                                        10. Amgen Inc.                          1.9


The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
====================================================================================================================================

                                                                                        AIM V.I. CORE EQUITY FUND

classic children's tale, the bears        tics" -- sustainable growth prospects,        The defensive positioning of the Fund
eventually do come home.                  high ROIC, productive capital                 led to an overweight position in
                                          allocation practices and opportunistic        consumer staples versus the
Strong economic data propelled the        valuations -- that in our view are            style-specific index, while
markets early in the year, with           necessary to deliver competitive              significant underweight positions
small-cap stocks leading the way.         long-term returns and mitigate                remained in the financials and
However, several uncertainties            downside risk.                                consumer discretionary sectors.
persisted throughout the year. Ben                                                      Additionally, the Fund has acquired
Bernanke was appointed the new            Attractive valuation, paired with more        both foreign common shares and
chairman of the U.S. Federal Reserve      stable cash-flow generating business          American Depository Receipts to take
Board (the Fed); Middle East tensions     models, led to the Fund's overweight          advantage of compelling risk/reward
escalated; U.S. residential housing       position in consumer staples relative         opportunities in high-quality foreign
markets showed signs of cooling; and      to the style-specific benchmark and           companies. Total exposure to foreign
rising energy prices heightened           resulted in higher sector returns. Our        stocks remained below the 25%
inflation concerns. As a result, the      analysis suggests that consumer               limitation mandated by the Fund's
markets contracted midway through the     staples companies tend to be more             prospectus.
year as investors anticipated a           profitable in a slower growth economic
potential economic downturn. This         environment. A top performer in 2006          IN CLOSING
downturn in stock prices affected the     was HEINEKEN N.V. We originally
more economically sensitive small-cap     invested in 2004 based on what we             As a core manager, we are committed to
stocks more than large caps.              believed to be a unique valuation             adding value with superior
                                          opportunity created by widespread             risk-adjusted returns and lower
However, small companies led the rally    investor skepticism about the firm's          overall volatility versus more
that ensued during the second half of     ability to increase revenues and              aggressive equity investments. As
2006 and trended positively until         profits. Management gradually gained          always, we thank you for your
year-end.                                 the respect of investors after several        continued investment in the AIM V.I.
                                          beneficial acquisitions drove market          Core Equity Fund.
With continued strong broad market        share expansion in high-growth markets
returns, 2006 caps several years of       worldwide. These successful capital           The views and opinions expressed in
strong market performance without a       allocation decisions have proved              management's discussion of Fund
significant market correction. In four    profitable for shareholders such as           performance are those of A I M
out of the last five years, small caps    us, who invested amid controversy and         Advisors, Inc. These views and
(as represented by the Russell 2000       with a long-term perspective.                 opinions are subject to change at any
--Registered Trademark-- Index) have                                                    time based on factors such as market
out- performed large caps (as             CISCO SYSTEMS INC. was also a top             and economic conditions. These views
represented by the Russell 1000           performer in 2006. We first invested          and opinions may not be relied upon as
Index). Telecommunications, REITs and     in 2005, when slow business growth            investment advice or recommendations,
energy issues were the best markets,      reduced valuations to what we believed        or as an offer for a particular
while IT and health care lagged the       were unjustifiably low levels for an          security. The information is not a
broader index.                            industry-leading franchise. Cisco             complete analysis of every aspect of
                                          management has since focused on               any market, country, industry,
Your Fund's returns were fairly strong    reigniting growth with new products,          security or the Fund. Statements of
across most sectors, with notable         acquisitions and heavy investment in          fact are from sources considered
strength within consumer staples and      their sales and distribution                  reliable, but A I M Advisors, Inc.
IT, thanks largely to strong stock        capabilities. As a result, revenues           makes no representation or warranty as
selection. We positioned the Fund         have increased and management is              to their completeness or accuracy.
slightly more defensively than the        optimistic.                                   Although historical performance is no
style-specific index because our                                                        guarantee of future results, these
fundamental research indicated that       The financials sector detracted from          insights may help you understand our
valuations were extended in the more      the Fund's relative returns in 2006.          investment management philosophy.
speculative and economically sensitive    We believed that regional banks in
parts of the market. These extended       particular exhibited a higher risk                       Ronald S. Sloan
valuations reflected an elevated          profile and less upside potential than          [SLOAN   Chartered Financial Analyst,
appetite for risk among investors who     we require because of increased                 PHOTO]   senior portfolio manager, is lead
believe that a Goldilocks scenario of     potential for consumer loan defaults                     manager of AIM V.I. Core Equity
slower, but stable, growth and stable     resulting from recent lenient lending         Fund. Mr. Sloan has been in the investment
inflation expectations sets the stage     restrictions. In addition, some               industry since 1971. He joined AIM in 1998.
for further stock market appreciation.    financial firms' valuations are               Mr. Sloan attended the University of
                                          trading well above their historical           Missouri, where he earned both a B.S. in
Our emphasis on capital preservation      averages.                                     business administration and an M.B.A.
-- which has been and continues to be
one of our consistent objectives as       The Fund's cash position also                 Assisted by the Mid/Large Cap Core Team
managers of your Fund -- requires us      detracted from overall returns. While
to gain an understanding of downside      we regret this detraction, our long-term      For a discussion of the risks of investing
risk. Irrespective of broad market        investment perspective and commitment to      in your Fund, indexes used in this report
trends, we consistently seek companies    investing prudently discourages spending      and your Fund's long-term performance,
that display what we refer to as "core    cash solely to "chase" market performance,    please see pages 4-5.
characteris-                              which could create unnecessary risk.

                                                                                        AIM V.I. CORE EQUITY FUND

YOUR FUND'S LONG-TERM PERFORMANCE

======================================

   AVERAGE ANNUAL TOTAL RETURNS            AND THE RESTATED HISTORICAL PERFORMANCE      INSURANCE COMPANIES ISSUING VARIABLE
                                           OF SERIES I SHARES (FOR PERIODS PRIOR TO     PRODUCTS. YOU CANNOT PURCHASE SHARES OF
 As of 12/31/06                            INCEPTION OF THE SERIES II SHARES)           THE FUND DIRECTLY. PERFORMANCE FIGURES
 SERIES I SHARES                           ADJUSTED TO REFLECT THE RULE 12B-1 FEES      GIVEN REPRESENT THE FUND AND ARE NOT
 Inception (5/2/94)               9.64%    APPLICABLE TO THE SERIES II SHARES. THE      INTENDED TO REFLECT ACTUAL VARIABLE
 10 Years                         7.17     PERFORMANCE OF THE FUND'S SERIES I AND       PRODUCT VALUES. THEY DO NOT REFLECT
  5 Years                         7.06     SERIES II SHARE CLASSES WILL DIFFER          SALES CHARGES, EXPENSES AND FEES
  1 Year                         16.70     PRIMARILY DUE TO DIFFERENT CLASS             ASSESSED IN CONNECTION WITH A VARIABLE
                                           EXPENSES.                                    PRODUCT. SALES CHARGES, EXPENSES AND
 SERIES II SHARES                                                                       FEES, WHICH ARE DETERMINED BY THE
 10 Years                         6.91%      THE PERFORMANCE DATA QUOTED REPRESENT      VARIABLE PRODUCT ISSUERS, WILL VARY AND
  5 Years                         6.80     PAST PERFORMANCE AND CANNOT GUARANTEE        WILL LOWER THE TOTAL RETURN.
  1 Year                         16.42     COMPARABLE FUTURE RESULTS; CURRENT
                                           PERFORMANCE MAY BE LOWER OR HIGHER.            PER NASD REQUIREMENTS, THE MOST RECENT
=======================================    PLEASE CONTACT YOUR VARIABLE PRODUCT         MONTH-END PERFORMANCE DATA AT THE FUND
=======================================    ISSUER OR FINANCIAL ADVISOR FOR THE MOST     LEVEL, EXCLUDING VARIABLE PRODUCT
                                           RECENT MONTH-END VARIABLE PRODUCT            CHARGES, IS AVAILABLE ON THIS AIM
    CUMULATIVE TOTAL RETURNS               PERFORMANCE. PERFORMANCE FIGURES REFLECT     AUTOMATED INFORMATION LINE,
                                           FUND EXPENSES, REINVESTED DISTRIBUTIONS      866-702-4402. AS MENTIONED ABOVE, FOR
 6 months ended 12/31/06                   AND CHANGES IN NET ASSET VALUE.              THE MOST RECENT MONTH-END PERFORMANCE
 Series I Shares                 12.16%                                                 INCLUDING VARIABLE PRODUCT CHARGES,
 Series II Shares                12.00     INVESTMENT RETURN AND PRINCIPAL VALUE        PLEASE CONTACT YOUR VARIABLE PRODUCT
                                           WILL FLUCTUATE SO THAT YOU MAY HAVE A        ISSUER OR FINANCIAL ADVISOR.
=======================================    GAIN OR LOSS WHEN YOU SELL SHARES.

SERIES II SHARES' INCEPTION DATE IS          AIM V.I. CORE EQUITY FUND, A SERIES
OCTOBER 24, 2001. RETURNS SINCE THAT       PORTFOLIO OF AIM VARIABLE INSURANCE
DATE ARE HISTORICAL. ALL OTHER RETURNS     FUNDS, IS CURRENTLY OFFERED THROUGH
ARE THE BLENDED RETURNS OF THE
HISTORICAL PERFORMANCE OF THE FUND'S
SERIES II SHARES SINCE THEIR INCEPTION

=================================================================================================================================

Principal risks of investing in the Fund   smaller size and lesser liquidity of           The unmanaged Russell 1000 Index
                                           these markets, high inflation rates,         represents the performance of the stocks
Prices of equity securities change in      adverse political developments and lack      of large-capitalization companies.
response to many factors including the     of timely information.
historical and prospective earnings of                                                    The unmanaged Lipper Large-Cap Core
the issuer, the value of its assets,         To the extent the Fund holds cash or       Funds Index represents an average of the
general economic conditions, interest      cash equivalents rather than equity          performance of the 30 largest
rates, investor perceptions and market     securities for risk management purposes,     large-capitalization core equity funds
liquidity.                                 the Fund may not achieve its investment      tracked by Lipper Inc., an independent
                                           objective.                                   mutual fund performance monitor.
  The value of convertible securities in
which the Fund invests may be affected       If the seller of a repurchase agreement      The unmanaged Russell 2000 Index
by market interest rates, the risk that    in which the Fund invests defaults on        represents the performance of the stocks
the issuer may default on interest or      its obligation or declares bankruptcy,       of small-capitalization companies.
principal payments and the value of the    the Fund may experience delays in
underlying common stock into which these   selling the securities underlying the          The Russell 1000 Index and the Russell
securities may be converted.               repurchase agreement.                        2000 Index are trademarks/service marks
                                                                                        of the Frank Russell Company. Russell
  Foreign securities have additional         There is no guarantee that the             --REGISTERED TRADEMARK-- is a trademark
risks, including exchange rate changes,    investment techniques and risk analyses      of the Frank Russell Company.
political and economic upheaval, the       used by the Fund's portfolio managers
relative lack of information about these   will produce the desired results.              In conjunction with the annual
companies, relatively low market                                                        prospectus update on or about May 1,
liquidity and the potential lack of        About indexes used in this report            2007, the AIM V.I. Core Equity Fund
strict financial and accounting controls                                                prospectus will be amended to reflect
and standards.                             The unmanaged Standard & Poor's              that the Fund has elected to use the
                                           Composite Index of 500 Stocks (the S&P       Lipper Variable Underlying Funds (VUF)
  Investing in emerging markets involves   500 Index) is an index of common stocks      Large-Cap Core Funds Index as its peer
greater risk than investing in more        frequently used as a general measure of      group rather than the Lipper Large-Cap
established markets. The risks include     U.S. stock market performance.               Core Funds Index. The Lipper VUF
the relatively                                                                          Large-Cap Core Funds Index, recently
                                                                                        published by Lipper Inc.

                                                                                        Continued on page 5

                                                                                        AIM V.I. CORE EQUITY FUND

Past performance cannot guarantee          value of an investment, is constructed
comparable future results.                 with each segment representing a percent
                                           change in the value of the investment.
This chart, which is a logarithmic         In this chart, each segment represents a
chart, presents the fluctuations in the    doubling, or 100% change, in the value
value of the Fund and its indexes. We      of the investment. In other words, the
believe that a logarithmic chart is more   space between $5,000 and $10,000 is the
effective than other types of charts in    same size as the space between $10,000
illustrating changes in value during the   and $20,000, and so on.
early years shown in the chart. The
vertical axis, the one that indicates
the dollar

================================================================================================================================

Continued from page 4

comprises the largest underlying funds     Other information                            level only and do not include variable
in each variable insurance category and                                                 product issuer charges. If such charges
does not include mortality and expense     The returns shown in management's            were included, the total returns would
fees.                                      discussion of Fund performance are based     be lower.
                                           on net asset values calculated for
   The Fund is not managed to track the    shareholder transactions. Generally             Industry classifications used in this
performance of any particular index,       accepted accounting principles require       report are generally according to the
including the indexes defined here, and    adjustments to be made to the net assets     Global Industry Classification Standard,
consequently, the performance of the       of the Fund at period end for financial      which was developed by and is the
Fund may deviate significantly from the    reporting purposes, and as such, the net     exclusive property and a service mark of
performance of the index.                  asset values for shareholder                 Morgan Stanley Capital International
                                           transactions and the returns based on        Inc. and Standard & Poor's.
   A direct investment cannot be made in   those net asset values may differ from
an index. Unless otherwise indicated,      the net asset values and returns                The Chartered Financial Analyst --Regis-
index results include reinvested           reported in the Financial Highlights.        Tered Trademark-- (CFA --Registered
dividends, and they do not reflect sales   Additionally, the returns and net asset      Trademark--) designation is a globally
charges. Performance of an index of        values shown throughout this report are      recognized standard for measuring the
funds reflects fund expenses; performance  at the Fund                                  competence and integrity of investment
of a market index does not.                                                             professionals.

===========================================================================================================================
                                                     [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Index data from 4/30/94, Fund data from 5/2/94

              AIM V.I. CORE EQUITY FUND
DATE              -SERIES I SHARES             S&P 500 INDEX       RUSSELL 1000 INDEX     LIPPER LARGE-CAP CORE FUNDS INDEX
4/30/94                                          $   10000             $   10000                       $  10000
   5/94               $   9820                       10163                 10133                          10079
   6/94                   9770                        9915                  9862                           9813
   7/94                  10030                       10240                 10183                          10107
   8/94                  10450                       10659                 10613                          10468
   9/94                  10194                       10399                 10366                          10249
  10/94                  10345                       10632                 10562                          10414
  11/94                   9903                       10245                 10182                          10047
  12/94                   9999                       10397                 10327                          10140
   1/95                  10090                       10666                 10594                          10319
   2/95                  10454                       11081                 11025                          10674
   3/95                  10867                       11408                 11309                          10939
   4/95                  11202                       11744                 11609                          11180
   5/95                  11577                       12212                 12055                          11541
   6/95                  12014                       12495                 12374                          11844
   7/95                  12562                       12910                 12847                          12248
   8/95                  12724                       12942                 12944                          12267
   9/95                  13301                       13488                 13476                          12726
  10/95                  13058                       13440                 13415                          12667
  11/95                  13454                       14029                 14013                          13162
  12/95                  13388                       14299                 14227                          13361
   1/96                  13684                       14785                 14687                          13754
   2/96                  13968                       14923                 14878                          13921
   3/96                  14052                       15066                 15011                          14048
   4/96                  14401                       15288                 15240                          14252
   5/96                  14707                       15682                 15606                          14537
   6/96                  14644                       15742                 15623                          14558
   7/96                  13884                       15047                 14870                          13963
   8/96                  14327                       15364                 15274                          14280
   9/96                  15161                       16228                 16133                          15020
  10/96                  15277                       16676                 16490                          15319
  11/96                  16228                       17935                 17707                          16312
  12/96                  16057                       17580                 17421                          16012
   1/97                  16998                       18678                 18454                          16887
   2/97                  16934                       18824                 18524                          16867
   3/97                  15930                       18052                 17690                          16144
   4/97                  16720                       19129                 18647                          17039
   5/97                  17990                       20299                 19841                          18073
   6/97                  18739                       21201                 20664                          18857
   7/97                  20427                       22887                 22355                          20346
   8/97                  19455                       21606                 21300                          19311
   9/97                  20641                       22789                 22468                          20305
  10/97                  19744                       22029                 21740                          19679
  11/97                  20097                       23048                 22683                          20322
  12/97                  20187                       23443                 23144                          20691
   1/98                  20337                       23702                 23316                          20895
   2/98                  21610                       25411                 24978                          22376
   3/98                  22615                       26711                 26238                          23482
   4/98                  22583                       26984                 26508                          23720
   5/98                  21985                       26521                 25934                          23315
   6/98                  23097                       27598                 26894                          24423
   7/98                  23118                       27306                 26571                          24226
   8/98                  19384                       23361                 22599                          20600
   9/98                  20379                       24859                 24121                          21624
  10/98                  22154                       26878                 26026                          23246
  11/98                  23609                       28506                 27637                          24628
  12/98                  25774                       30148                 29398                          26264
   1/99                  27174                       31408                 30447                          27182
   2/99                  26133                       30432                 29480                          26342
   3/99                  27902                       31649                 30610                          27402
   4/99                  28293                       32875                 31890                          28136
   5/99                  27532                       32099                 31201                          27390
   6/99                  29528                       33876                 32791                          28918
   7/99                  28441                       32823                 31789                          28070
   8/99                  28418                       32660                 31492                          27784
   9/99                  28060                       31766                 30626                          27031
  10/99                  29741                       33775                 32684                          28687
  11/99                  30978                       34462                 33525                          29390
  12/99                  34597                       36489                 35545                          31345
   1/00                  33317                       34656                 34090                          30078
   2/00                  34456                       34000                 33999                          30068
   3/00                  37467                       37324                 37097                          32683
   4/00                  34991                       36202                 35860                          31615
   5/00                  33031                       35460                 34933                          30810
===========================================================================================================================

                                                                                                 SOURCE: LIPPER INC.

===================================================================================================================
                                                 [MOUNTAIN CHART]

   6/00                  34980                        36333                    35823                       31938
   7/00                  35057                        35765                    35228                       31440
   8/00                  37851                        37986                    37836                       33609
   9/00                  35330                        35981                    36079                       31819
  10/00                  33875                        35828                    35645                       31451
  11/00                  29044                        33006                    32385                       28685
  12/00                  29561                        33167                    32777                       29036
   1/01                  30826                        34343                    33855                       29858
   2/01                  26357                        31214                    30697                       27079
   3/01                  23523                        29238                    28658                       25417
   4/01                  26221                        31508                    30961                       27349
   5/01                  26266                        31719                    31170                       27503
   6/01                  25420                        30948                    30466                       26772
   7/01                  24505                        30643                    30050                       26384
   8/01                  22552                        28726                    28219                       24830
   9/01                  19945                        26407                    25826                       22946
  10/01                  20825                        26911                    26363                       23487
  11/01                  22745                        28974                    28393                       25025
  12/01                  22813                        29228                    28696                       25309
   1/02                  22395                        28802                    28332                       24910
   2/02                  22158                        28247                    27767                       24492
   3/02                  23073                        29309                    28908                       25326
   4/02                  22316                        27533                    27252                       24002
   5/02                  22305                        27331                    27011                       23827
   6/02                  21130                        25385                    25018                       22181
   7/02                  19458                        23406                    23167                       20533
   8/02                  19661                        23560                    23288                       20702
   9/02                  18159                        21002                    20787                       18692
  10/02                  19175                        22848                    22514                       20144
  11/02                  20102                        24192                    23831                       21043
  12/02                  19257                        22771                    22483                       19935
   1/03                  18622                        22176                    21938                       19412
   2/03                  18225                        21843                    21598                       19154
   3/03                  18316                        22054                    21822                       19315
   4/03                  19620                        23870                    23584                       20739
   5/03                  20935                        25126                    24928                       21744
   6/03                  21117                        25447                    25256                       21959
   7/03                  21413                        25896                    25759                       22305
   8/03                  21980                        26400                    26282                       22736
   9/03                  21640                        26121                    26013                       22442
  10/03                  22364                        27598                    27538                       23540
  11/03                  22830                        27840                    27868                       23738
  12/03                  23960                        29299                    29203                       24880
   1/04                  24224                        29837                    29758                       25231
   2/04                  24660                        30251                    30170                       25529
   3/04                  24075                        29795                    29758                       25129
   4/04                  24304                        29328                    29221                       24739
   5/04                  24476                        29730                    29642                       24990
   6/04                  24934                        30307                    30176                       25437
   7/04                  24156                        29305                    29117                       24537
   8/04                  24089                        29422                    29260                       24552
   9/04                  24296                        29741                    29630                       24834
  10/04                  24570                        30195                    30108                       25170
  11/04                  25268                        31416                    31397                       26125
  12/04                  26112                        32485                    32533                       26942
   1/05                  25545                        31693                    31714                       26333
   2/05                  26388                        32360                    32427                       26824
   3/05                  25950                        31787                    31913                       26333
   4/05                  25418                        31185                    31325                       25746
   5/05                  25731                        32176                    32435                       26580
   6/05                  25857                        32222                    32568                       26671
   7/05                  26770                        33420                    33834                       27619
   8/05                  26676                        33115                    33542                       27366
   9/05                  26884                        33383                    33853                       27683
  10/05                  26260                        32827                    33260                       27351
  11/05                  27324                        34067                    34526                       28399
  12/05                  27499                        34079                    34572                       28482
   1/06                  28508                        34981                    35541                       29280
   2/06                  28602                        35076                    35621                       29149
   3/06                  29083                        35512                    36125                       29675
   4/06                  29400                        35989                    36558                       29984
   5/06                  28697                        34954                    35479                       29075
   6/06                  28614                        35001                    35525                       29100
   7/06                  28814                        35217                    35603                       29000
   8/06                  29494                        36053                    36457                       29720
   9/06                  30279                        36982                    37322                       30347
  10/06                  31005                        38186                    38589                       31358
  11/06                  31722                        38911                    39412                       31971
  12/06                  32088                        39457                    39917                       32295

===================================================================================================================

                                                                                        AIM V.I. CORE EQUITY FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                     ACTUAL EXPENSES                             5% per year before expenses, which is
                                                                                        not the Fund's actual return. The Fund's
As a shareholder of the Fund, you incur     The table below provides information        actual cumulative total returns at net
ongoing costs, including management         about actual account values and actual      asset value after expenses for the six
fees; distribution and/or service           expenses. You may use the information in    months ended December 31, 2006, appear
(12b-1) fees; and other Fund expenses.      this table, together with the amount you    in the table "Cumulative Total Returns"
This example is intended to help you        invested, to estimate the expenses that     on page 4.
understand your ongoing costs (in           you paid over the period. Simply divide
dollars) of investing in the Fund and to    your account value by $1,000 (for              The hypothetical account values and
compare these costs with ongoing costs      example, an $8,600 account value divided    expenses may not be used to estimate the
of investing in other mutual funds. The     by $1,000 = 8.6), then multiply the         actual ending account balance or
example is based on an investment of        result by the number in the table under     expenses you paid for the period. You
$1,000 invested at the beginning of the     the heading entitled "Actual Expenses       may use this information to compare the
period and held for the entire period       Paid During Period" to estimate the         ongoing costs of investing in the Fund
July 1, 2006, through December 31, 2006.    expenses you paid on your account during    and other funds. To do so, compare this
                                            this period.                                5% hypothetical example with the 5%
   The actual and hypothetical expenses                                                 hypothetical examples that appear in the
in the examples below do not represent      HYPOTHETICAL EXAMPLE FOR COMPARISON         shareholder reports of the other funds.
the effect of any fees or other expenses    PURPOSES
assessed in connection with a variable                                                     Please note that the expenses shown in
product; if they did, the expenses shown    The table below also provides               the table are meant to highlight your
would be higher while the ending account    information about hypothetical account      ongoing costs. Therefore, the
values shown would be lower.                values and hypothetical expenses based      hypothetical information is useful in
                                            on the Fund's actual expense ratio and      comparing ongoing costs, and will not
                                            an assumed rate of return of                help you determine the relative total
                                                                                        costs of owning different funds.
===================================================================================================================================

                                                    ACTUAL                       HYPOTHETICAL
                                                                         (5% ANNUAL RETURN BEFORE EXPENSES)
                     BEGINNING            ENDING          EXPENSES         ENDING                EXPENSES        ANNUALIZED
      SHARE        ACCOUNT VALUE       ACCOUNT VALUE    PAID DURING      ACCOUNT VALUE         PAID DURING        EXPENSE
      CLASS          (7/1/06)          (12/31/06)(1)     PERIOD(2)        (12/31/06)            PERIOD(2)          RATIO
------------------------------------------------------------------------------------------------------------------------------------
     Series I       $ 1,000.00         $  1,121.60        $  4.76         $ 1,020.72             $ 4.53            0.89%
     Series II        1,000.00            1,120.00           6.09           1,019.46               5.80            1.14
====================================================================================================================================

(1)  The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December
     31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 4.

(2)  Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT                                                  AIM V.I. CORE EQUITY FUND

The Board of Trustees of AIM Variable        - The nature and extent of the advisory      performance through the most recent
Insurance Funds (the "Board") oversees       services to be provided by AIM. The          calendar year, the Board also reviewed
the management of AIM V.I. Core Equity       Board reviewed the services to be            more recent Fund performance, which did
Fund (the "Fund") and, as required by        provided by AIM under the Advisory           not change their conclusions.
law, determines annually whether to          Agreement. Based on such review, the
approve the continuance of the Fund's        Board concluded that the range of services   - Meetings with the Fund's portfolio
advisory agreement with A I M Advisors,      to be provided by AIM under the Advisory     managers and investment personnel. With
Inc. ("AIM"). Based upon the                 Agreement was appropriate and that AIM       respect to the Fund, the Board is
recommendation of the Investments            currently is providing services in           meeting periodically with such Fund's
Committee of the Board, at a meeting         accordance with the terms of the             portfolio managers and/or other
held on June 27, 2006, the Board,            Advisory Agreement.                          investment personnel and believes that
including all of the independent                                                          such individuals are competent and able
trustees, approved the continuance of        - The quality of services to be provided     to continue to carry out their
the advisory agreement (the "Advisory        by AIM. The Board reviewed the               responsibilities under the Advisory
Agreement") between the Fund and AIM for     credentials and experience of the            Agreement.
another year, effective July 1, 2006.        officers and employees of AIM who will
                                             provide investment advisory services to      - Overall performance of AIM. The Board
  The Board considered the factors           the Fund. In reviewing the                   considered the overall performance of
discussed below in evaluating the            qualifications of AIM to provide             AIM in providing investment advisory and
fairness and reasonableness of the           investment advisory services, the Board      portfolio administrative services to the
Advisory Agreement at the meeting on         considered such issues as AIM's              Fund and concluded that such performance
June 27, 2006 and as part of the Board's     portfolio and product review process,        was satisfactory.
ongoing oversight of the Fund. In their      various back office support functions
deliberations, the Board and the             provided by AIM and AIM's equity and         - Fees relative to those of clients of
independent trustees did not identify        fixed income trading operations. Based       AIM with comparable investment
any particular factor that was               on the review of these and other             strategies. The Board reviewed the
controlling, and each trustee attributed     factors, the Board concluded that the        effective advisory fee rate (before
different weights to the various             quality of services to be provided by        waivers) for the Fund under the Advisory
factors.                                     AIM was appropriate and that AIM             Agreement. The Board noted that this
                                             currently is providing satisfactory          rate was (i) above the effective
  One responsibility of the independent      services in accordance with the terms of     advisory fee rate (before waivers) for a
Senior Officer of the Fund is to manage      the Advisory Agreement.                      mutual fund advised by AIM with
the process by which the Fund's proposed                                                  investment strategies comparable to
management fees are negotiated to ensure     - The performance of the Fund relative       those of the Fund, below the effective
that they are negotiated in a manner         to comparable funds. The Board reviewed      advisory fee rate (before waivers) for a
which is at arms' length and reasonable.     the performance of the Fund during the       second mutual fund advised by AIM with
To that end, the Senior Officer must         past one, three and five calendar years      investment strategies comparable to
either supervise a competitive bidding       against the performance of funds advised     those of the Fund, and comparable to the
process or prepare an independent            by other advisors with investment            effective advisory fee rates (before
written evaluation. The Senior Officer       strategies comparable to those of the        waivers) for two other mutual funds
has recommended an independent written       Fund. The Board noted that the Fund's        advised by AIM with investment
evaluation in lieu of a competitive          performance in such periods was below        strategies comparable to those of the
bidding process and, upon the direction      the median performance of such               Fund; (ii) above the effective
of the Board, has prepared such an           comparable funds. Based on this review       sub-advisory fee rate for one variable
independent written evaluation. Such         and after taking account of all of the       insurance fund sub-advised by an AIM
written evaluation also considered           other factors that the Board considered      affiliate and offered to insurance
certain of the factors discussed below.      in determining whether to continue the       company separate accounts with
In addition, as discussed below, the         Advisory Agreement for the Fund, the         investment strategies comparable to
Senior Officer made a recommendation to      Board concluded that no changes should       those of the Fund, although the total
the Board in connection with such            be made to the Fund and that it was not      advisory fees for such variable
written evaluation.                          necessary to change the Fund's portfolio     insurance fund were above those for the
                                             management team at this time. Although       Fund; and (iii) above the total advisory
  The discussion below serves as a summary   the independent written evaluation of        fee rates for 78 separately managed
of the Senior Officer's independent          the Fund's Senior Officer (discussed         accounts/wrap accounts managed by an AIM
written evaluation and recommendation to     below) only considered Fund performance      affiliate with investment strategies
the Board in connection therewith, as        through the most recent calendar year,       comparable to those of the Fund and
well as a discussion of the material         the Board also reviewed more recent Fund     comparable to or below the total
factors and the conclusions with respect     performance, which did not change their      advisory fee rates for 10 separately
thereto that formed the basis for the        conclusions.                                 managed accounts/wrap accounts managed
Board's approval of the Advisory                                                          by an AIM affiliate with investment
Agreement. After consideration of all of     - The performance of the Fund relative       strategies comparable to those of the
the factors below and based on its           to indices. The Board reviewed the           Fund. The Board noted that AIM has
informed business judgment, the Board        performance of the Fund during the past      agreed to waive advisory fees of the
determined that the Advisory Agreement       one, three and five calendar years           Fund and to limit the Fund's total
is in the best interests of the Fund and     against the performance of the Lipper        operating expenses, as discussed below.
its shareholders and that the                Variable Underlying Fund Large-Cap Core      Based on this review, the Board
compensation to AIM under the Advisory       Index. The Board noted that the Fund's       concluded that the advisory fee rate for
Agreement is fair and reasonable and         performance in such periods was below        the Fund under the Advisory Agreement
would have been obtained through arm's       the performance of such Index. Based on      was fair and reasonable.
length negotiations.                         this review and after taking account of
                                             all of the other factors that the Board      - Fees relative to those of comparable
  Unless otherwise stated, information       considered in determining whether to         funds with other advisors. The Board
presented below is as of June 27, 2006       continue the Advisory Agreement for the      reviewed the advisory fee rate for the
and does not reflect any changes that        Fund, the Board concluded that no            Fund under the Advisory Agreement. The
may have occurred since June 27, 2006,       changes should be made to the Fund and       Board compared effective contractual
including but not limited to changes to      that it was not necessary to change the      advisory fee rates at a common asset
the Fund's performance, advisory fees,       Fund's portfolio management team at this     level at the end of the past calendar
expense limitations and/or fee waivers.      time. Although the independent written       year and noted that the Fund's rate was
                                             evaluation of the Fund's Senior Officer      comparable to the median rate of the
                                             (discussed below) only considered Fund       funds advised by other advisors with
                                                                                          investment strategies comparable to
                                                                                          those of the

                                                                                                                       (continued)

                                                                                           AIM V.I. CORE EQUITY FUND

Fund that the Board reviewed. The Board      higher net return, increased liquidity,       - Benefits of soft dollars to AIM. The
noted that AIM has agreed to waive           increased diversification or decreased        Board considered the benefits realized
advisory fees of the Fund and to limit       transaction costs. The Board also found       by AIM as a result of brokerage
the Fund's total operating expenses, as      that the Fund will not receive reduced        transactions executed through "soft
discussed below. Based on this review,       services if it invests its cash balances      dollar" arrangements. Under these
the Board concluded that the advisory        in such money market funds. The Board         arrangements, brokerage commissions paid
fee rate for the Fund under the Advisory     noted that, to the extent the Fund            by the Fund and/or other funds advised
Agreement was fair and reasonable.           invests uninvested cash in affiliated         by AIM are used to pay for research and
                                             money market funds, AIM has voluntarily       execution services. This research may be
- Expense limitations and fee waives.        agreed to waive a portion of the              used by AIM in making investment
The Board noted that AIM has                 advisory fees it receives from the Fund       decisions for the Fund. The Board
contractually agreed to waive advisory       attributable to such investment. The          concluded that such arrangements were
fees of the Fund through December 31,        Board further determined that the             appropriate.
2009 to the extent necessary so that the     proposed securities lending program and
advisory fees payable by the Fund do not     related procedures with respect to the        - AIM's financial soundness in light of
exceed a specified maximum advisory fee      lending Fund is in the best interests of      the Fund's needs. The Board considered
rate, which maximum rate includes            the lending Fund and its respective           whether AIM is financially sound and has
breakpoints and is based on net asset        shareholders. The Board therefore             the resources necessary to perform its
levels. The Board considered the             concluded that the investment of cash         obligations under the Advisory
contractual nature of this fee waiver        collateral received in connection with        Agreement, and concluded that AIM has
and noted that it remains in effect          the securities lending program in the         the financial resources necessary to
until December 31, 2009. The Board noted     money market funds according to the           fulfill its obligations under the
that AIM has contractually agreed to         procedures is in the best interests of        Advisory Agreement.
waive fees and/or limit expenses of the      the lending Fund and its respective
Fund through April 30, 2008 in an amount     shareholders.                                 - Historical relationship between the
necessary to limit total annual                                                            Fund and AIM. In determining whether to
operating expenses to a specified            - Independent written evaluation and          continue the Advisory Agreement for the
percentage of average daily net assets       recommendations of the Fund's Senior          Fund, the Board also considered the
for each class of the Fund. The Board        Officer. The Board noted that, upon           prior relationship between AIM and the
considered the contractual nature of         their direction, the Senior Officer of        Fund, as well as the Board's knowledge
this fee waiver/expense limitation and       the Fund, who is independent of AIM and       of AIM's operations, and concluded that
noted that it remains in effect through      AIM's affiliates, had prepared an             it was beneficial to maintain the
April 30, 2008. The Board considered the     independent written evaluation in order       current relationship, in part, because
effect these fee waivers/expense             to assist the Board in determining the        of such knowledge. The Board also
limitations would have on the Fund's         reasonableness of the proposed                reviewed the general nature of the
estimated expenses and concluded that        management fees of the AIM Funds,             non-investment advisory services
the levels of fee waivers/expense            including the Fund. The Board noted that      currently performed by AIM and its
limitations for the Fund were fair and       the Senior Officer's written evaluation       affiliates, such as administrative,
reasonable.                                  had been relied upon by the Board in          transfer agency and distribution
                                             this regard in lieu of a competitive          services, and the fees received by AIM
- Breakpoints and economies of scale.        bidding process. In determining whether       and its affiliates for performing such
The Board reviewed the structure of the      to continue the Advisory Agreement for        services. In addition to reviewing such
Fund's advisory fee under the Advisory       the Fund, the Board considered the            services, the trustees also considered
Agreement, noting that it includes one       Senior Officer's written evaluation and       the organizational structure employed by
breakpoint. The Board reviewed the level     the recommendation made by the Senior         AIM and its affiliates to provide those
of the Fund's advisory fees, and noted       Officer to the Board that the Board           services. Based on the review of these
that such fees, as a percentage of the       consider whether the advisory fee             and other factors, the Board concluded
Fund's net assets, have decreased as net     waivers for certain equity AIM Funds,         that AIM and its affiliates were
assets increased because the Advisory        including the Fund, should be                 qualified to continue to provide
Agreement includes a breakpoint. The         simplified. The Board concluded that it       non-investment advisory services to the
Board noted that AIM has contractually       would be advisable to consider this           Fund, including administrative, transfer
agreed to waive advisory fees of the         issue and reach a decision prior to the       agency and distribution services, and
Fund through December 31, 2009 to the        expiration date of such advisory fee          that AIM and its affiliates currently
extent necessary so that the advisory        waivers.                                      are providing satisfactory
fees payable by the Fund do not exceed a                                                   non-investment advisory services.
specified maximum advisory fee rate,         - Profitability of AIM and its
which maximum rate includes breakpoints      affiliates. The Board reviewed                - Other factors and current trends. The
and is based on net asset levels. The        information concerning the profitability      Board considered the steps that AIM and
Board concluded that the Fund's fee          of AIM's (and its affiliates')                its affiliates have taken over the last
levels under the Advisory Agreement          investment advisory and other activities      several years, and continue to take, in
therefore reflect economies of scale and     and its financial condition. The Board        order to improve the quality and
that it was not necessary to change the      considered the overall profitability of       efficiency of the services they provide
advisory fee breakpoints in the Fund's       AIM, as well as the profitability of AIM      to the Funds in the areas of investment
advisory fee schedule.                       in connection with managing the Fund.         performance, product line
                                             The Board noted that AIM's operations         diversification, distribution, fund
- Investments in affiliated money market     remain profitable, although increased         operations, shareholder services and
funds. The Board also took into account      expenses in recent years have reduced         compliance. The Board concluded that
the fact that uninvested cash and cash       AIM's profitability. Based on the review      these steps taken by AIM have improved,
collateral from securities lending           of the profitability of AIM's and its         and are likely to continue to improve,
arrangements, if any (collectively,          affiliates' investment advisory and           the quality and efficiency of the
"cash balances") of the Fund may be          other activities and its financial            services AIM and its affiliates provide
invested in money market funds advised       condition, the Board concluded that the       to the Fund in each of these areas, and
by AIM pursuant to the terms of an SEC       compensation to be paid by the Fund to        support the Board's approval of the
exemptive order. The Board found that        AIM under its Advisory Agreement was not      continuance of the Advisory Agreement
the Fund may realize certain benefits        excessive.                                    for the Fund.
upon investing cash balances in AIM
advised money market funds, including a

AIM V.I. Core Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2006


                                                 SHARES          VALUE
---------------------------------------------------------------------------
DOMESTIC COMMON STOCKS AND OTHER EQUITY
  INTERESTS-70.07%

AEROSPACE & DEFENSE-2.12%

Northrop Grumman Corp.                             440,732   $   29,837,556
---------------------------------------------------------------------------
United Technologies Corp.                          450,000       28,134,000
===========================================================================
                                                                 57,971,556
===========================================================================

AIR FREIGHT & LOGISTICS-0.45%

United Parcel Service, Inc.-Class B                165,650       12,420,437
===========================================================================

APPAREL RETAIL-1.02%

Gap, Inc. (The)                                  1,439,177       28,063,951
===========================================================================

BIOTECHNOLOGY-1.89%

Amgen Inc.(a)                                      757,322       51,732,666
===========================================================================

BROADCASTING & CABLE TV-0.59%

Clear Channel Communications, Inc.                 458,229       16,285,459
===========================================================================

COMMUNICATIONS EQUIPMENT-3.05%

Cisco Systems, Inc.(a)                           2,264,331       61,884,166
---------------------------------------------------------------------------
Corning Inc.(a)                                  1,164,363       21,785,232
===========================================================================
                                                                 83,669,398
===========================================================================

COMPUTER HARDWARE-1.50%

International Business Machines Corp.              421,808       40,978,647
===========================================================================

COMPUTER STORAGE & PERIPHERALS-2.15%

EMC Corp.(a)                                     2,516,796       33,221,707
---------------------------------------------------------------------------
Seagate Technology                                 967,025       25,626,163
===========================================================================
                                                                 58,847,870
===========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.03%

Automatic Data Processing, Inc.                    574,700       28,303,975
===========================================================================

ELECTRIC UTILITIES-1.82%

FPL Group, Inc.                                    915,170       49,803,551
===========================================================================

ENVIRONMENTAL & FACILITIES SERVICES-2.11%

Waste Management, Inc.                           1,575,218       57,920,766
===========================================================================

FOOD DISTRIBUTORS-1.25%

Sysco Corp.                                        931,630       34,246,719
===========================================================================

FOOD RETAIL-1.04%

Kroger Co. (The)                                 1,232,847       28,441,780
===========================================================================

HYPERMARKETS & SUPER CENTERS-1.56%

Wal-Mart Stores, Inc.                              926,264       42,774,872
===========================================================================

                                                 SHARES          VALUE
---------------------------------------------------------------------------


INDUSTRIAL CONGLOMERATES-5.75%

3M Co.                                             369,201   $   28,771,834
---------------------------------------------------------------------------
General Electric Co.                             1,299,094       48,339,287
---------------------------------------------------------------------------
Tyco International Ltd.                          2,641,762       80,309,565
===========================================================================
                                                                157,420,686
===========================================================================

INDUSTRIAL MACHINERY-1.01%

Dover Corp.                                        561,733       27,536,152
===========================================================================

INSURANCE BROKERS-0.94%

Marsh & McLennan Cos., Inc.                        838,646       25,712,886
===========================================================================

INTEGRATED OIL & GAS-2.91%

Exxon Mobil Corp.                                1,039,869       79,685,161
===========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-2.53%

AT&T Inc.                                        1,941,329       69,402,512
===========================================================================

INVESTMENT BANKING & BROKERAGE-1.17%

Morgan Stanley                                     392,167       31,934,159
===========================================================================

MOVIES & ENTERTAINMENT-1.61%

News Corp.-Class A                               2,050,160       44,037,437
===========================================================================

MULTI-LINE INSURANCE-1.10%

Genworth Financial Inc.-Class A                    878,338       30,047,943
===========================================================================

OFFICE ELECTRONICS-1.58%

Xerox Corp.                                      2,552,318       43,261,790
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.80%

Schlumberger Ltd.                                  424,454       26,808,515
---------------------------------------------------------------------------
Smith International, Inc.                          532,024       21,850,226
---------------------------------------------------------------------------
Weatherford International Ltd.(a)                  669,193       27,965,575
===========================================================================
                                                                 76,624,316
===========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.11%

XTO Energy, Inc.                                   648,928       30,532,062
===========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.41%

Citigroup Inc.                                     694,401       38,678,136
===========================================================================

PACKAGED FOODS & MEATS-0.91%

General Mills, Inc.                                431,197       24,836,947
===========================================================================

AIM V.I. Core Equity Fund


                                                 SHARES          VALUE
---------------------------------------------------------------------------

PERSONAL PRODUCTS-3.71%

Avon Products, Inc.                              1,301,335   $   42,996,108
---------------------------------------------------------------------------
Estee Lauder Cos. Inc. (The)-Class A             1,434,114       58,540,534
===========================================================================
                                                                101,536,642
===========================================================================

PHARMACEUTICALS-4.56%

Bristol-Myers Squibb Co.                         1,476,697       38,866,665
---------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                       531,935       26,915,911
---------------------------------------------------------------------------
Merck & Co. Inc.                                   659,589       28,758,081
---------------------------------------------------------------------------
Pfizer Inc.                                      1,169,437       30,288,418
===========================================================================
                                                                124,829,075
===========================================================================

PROPERTY & CASUALTY INSURANCE-5.07%

Berkshire Hathaway Inc.-Class A(a)                     681       74,903,190
---------------------------------------------------------------------------
Chubb Corp. (The)                                  474,478       25,104,631
---------------------------------------------------------------------------
XL Capital Ltd.-Class A                            538,500       38,782,770
===========================================================================
                                                                138,790,591
===========================================================================

PUBLISHING-1.65%

Gannett Co., Inc.                                  343,862       20,789,897
---------------------------------------------------------------------------
McGraw-Hill Cos., Inc. (The)                       360,651       24,531,481
===========================================================================
                                                                 45,321,378
===========================================================================

RAILROADS-1.22%

Union Pacific Corp.                                362,840       33,388,537
===========================================================================

SEMICONDUCTORS-0.98%

Analog Devices, Inc.                               820,305       26,963,425
===========================================================================

SOFT DRINKS-1.72%

Coca-Cola Co. (The)                                978,724       47,223,433
===========================================================================

SPECIALIZED FINANCE-0.43%

Moody's Corp.                                      168,568       11,641,306
===========================================================================

SYSTEMS SOFTWARE-4.32%

Microsoft Corp.                                  2,241,616       66,934,654
---------------------------------------------------------------------------
Symantec Corp.(a)                                2,467,798       51,453,588
===========================================================================
                                                                118,388,242
===========================================================================
    Total Domestic Common Stocks and Other
      Equity Interests
      (Cost $1,542,274,149)                                   1,919,254,463
===========================================================================

FOREIGN COMMON STOCKS & OTHER EQUITY
  INTERESTS-19.52%

ARGENTINA-1.31%

Tenaris S.A.-ADR (Oil & Gas
  Equipment & Services)                            719,280       35,884,879
===========================================================================

FINLAND-1.36%

Nokia Oyj-ADR (Communications Equipment)         1,831,976       37,225,752
===========================================================================

                                                 SHARES          VALUE
---------------------------------------------------------------------------


FRANCE-2.39%

Lucent Technologies Inc.-Wts., expiring
  12/10/07 (Communications Equipment)(a)                 2   $            0
---------------------------------------------------------------------------
Renault S.A. (Automobile Manufacturers)            243,920       29,305,220
===========================================================================
Total S.A. (Integrated Oil & Gas)                  500,460       36,109,022
===========================================================================
                                                                 65,414,242
===========================================================================

ISRAEL-1.27%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                              1,117,025       34,717,137
===========================================================================

JAPAN-0.90%

Nintendo Co., Ltd. (Home Entertainment
  Software)(b)                                      95,000       24,629,069
===========================================================================

NETHERLANDS-4.28%

Heineken N.V. (Brewers)(b)                         771,656       36,671,216
---------------------------------------------------------------------------
Koninklijke (Royal) Phillips Electronics N.V.
  (Consumer Electronics)(b)                        785,567       29,618,338
---------------------------------------------------------------------------
Unilever N.V. (Packaged Foods & Meats)(b)        1,860,576       50,824,872
===========================================================================
                                                                117,114,426
===========================================================================

SOUTH KOREA-1.21%

SK Telecom Co., Ltd.-ADR (Wireless
  Telecommunication Services)(c)                 1,250,631       33,116,709
===========================================================================

SWITZERLAND-1.16%

UBS A.G. (Diversified Capital Markets)(b)          526,068       31,850,822
===========================================================================

UNITED KINGDOM-5.64%

Barclays PLC (Diversified Banks)(b)              2,538,870       36,161,414
---------------------------------------------------------------------------
Cadbury Schweppes PLC (Packaged
  Foods & Meats)                                 6,265,464       67,062,242
---------------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (Pharmaceuticals)          973,453       51,359,380
===========================================================================
                                                                154,583,036
===========================================================================
    Total Foreign Common Stocks & Other
      Equity Interests
      (Cost $417,790,376)                                       534,536,072
===========================================================================

MONEY MARKET FUNDS-10.22%

Liquid Assets Portfolio-Institutional
  Class(d)                                     140,001,437      140,001,437
---------------------------------------------------------------------------
Premier Portfolio-Institutional Class(d)       140,001,437      140,001,437
===========================================================================
    Total Money Market Funds (Cost
      $280,002,874)                                             280,002,874
===========================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities loaned)-99.81%
  (Cost $2,240,067,399)                                       2,733,793,409
===========================================================================

AIM V.I. Core Equity Fund


                                                 SHARES          VALUE
---------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED-0.69%

MONEY MARKET FUNDS-0.69%

Liquid Assets Portfolio-Institutional
  Class(d)(e)                                   18,777,590   $   18,777,590
===========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $18,777,590)                                         18,777,590
===========================================================================
TOTAL INVESTMENTS-100.50% (Cost
  $2,258,844,989)                                             2,752,570,999
===========================================================================
OTHER ASSETS LESS LIABILITIES-(0.50)%                           (13,589,884)
===========================================================================
NET ASSETS-100.00%                                           $2,738,981,115
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2006 was $209,755,731, which represented 7.66% of the Fund's Net Assets. See Note 1A.
(c) All or a portion of this security was out on loan at December 31, 2006.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Core Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:

Investments, at value (cost $1,960,064,525)*   $2,453,790,535
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $298,780,464)                             298,780,464
=============================================================
    Total investments (cost $2,258,844,989)     2,752,570,999
=============================================================
Foreign currencies, at value (cost $104,732)          105,368
-------------------------------------------------------------
Cash                                                  664,437
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                  5,375,173
-------------------------------------------------------------
  Dividends                                         4,051,762
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                195,884
-------------------------------------------------------------
Other assets                                           99,298
=============================================================
    Total assets                                2,763,062,921
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            2,980,245
-------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  421,768
-------------------------------------------------------------
  Collateral upon return of securities loaned      18,777,590
-------------------------------------------------------------
Accrued administrative services fees                1,729,500
-------------------------------------------------------------
Accrued distribution fees -- Series II                 24,480
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             11,024
-------------------------------------------------------------
Accrued transfer agent fees                            12,606
-------------------------------------------------------------
Accrued operating expenses                            124,593
=============================================================
    Total liabilities                              24,081,806
=============================================================
Net assets applicable to shares outstanding    $2,738,981,115
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $2,876,266,621
-------------------------------------------------------------
Undistributed net investment income                26,018,906
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                     (657,143,896)
-------------------------------------------------------------
Unrealized appreciation (depreciation) of
  investment securities and foreign
  currencies                                      493,839,484
=============================================================
                                               $2,738,981,115
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                       $2,699,252,340
_____________________________________________________________
=============================================================
Series II                                      $   39,728,775
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                           99,181,155
_____________________________________________________________
=============================================================
Series II                                           1,470,378
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        27.22
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        27.02
_____________________________________________________________
=============================================================

* At December 31, 2006, securities with an aggregate value of $18,742,945 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2006

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of
  $967,849)                                      $ 35,794,801
-------------------------------------------------------------
Dividends from affiliated money market funds
  (includes securities lending income of
  $253,791)                                        14,114,716
-------------------------------------------------------------
Interest                                               10,538
=============================================================
    Total investment income                        49,920,055
=============================================================

EXPENSES:

Advisory fees                                      13,537,705
-------------------------------------------------------------
Administrative services fees                        5,785,524
-------------------------------------------------------------
Custodian fees                                        262,422
-------------------------------------------------------------
Distribution fees -- Series II                         62,257
-------------------------------------------------------------
Transfer agent fees                                    57,996
-------------------------------------------------------------
Trustees' and officer's fees and benefits              89,354
-------------------------------------------------------------
Other                                                 212,544
=============================================================
    Total expenses                                 20,007,802
=============================================================
Less: Fees waived and expense offset
  arrangements                                       (112,236)
=============================================================
    Net expenses                                   19,895,566
=============================================================
Net investment income                              30,024,489
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  OPTION CONTRACTS:

Net realized gain from:
  Investment securities (includes net gains
    (losses) from securities sold to affiliates
    of $(30,817))                                 133,329,157
-------------------------------------------------------------
  Foreign currencies                                   55,004
=============================================================
                                                  133,384,161
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           152,060,978
-------------------------------------------------------------
  Foreign currencies                                  (10,014)
-------------------------------------------------------------
  Option contracts written                          1,241,093
=============================================================
                                                  153,292,057
=============================================================
Net gain from investment securities, foreign
  currencies and option contracts                 286,676,218
=============================================================
Net increase in net assets resulting from
  operations                                     $316,700,707
_____________________________________________________________
=============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Core Equity Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2006 and 2005

                                                                   2006              2005
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   30,024,489    $   14,628,715
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                   133,384,161       109,888,305
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            153,292,057       (58,233,272)
==============================================================================================
    Net increase in net assets resulting from operations         316,700,707        66,283,748
==============================================================================================
Distributions to shareholders from net investment income:
  Series I                                                       (14,522,140)      (18,751,304)
----------------------------------------------------------------------------------------------
  Series II                                                         (203,586)          (48,282)
----------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions          (14,725,726)      (18,799,586)
==============================================================================================
Share transactions-net:
  Series I                                                     1,153,932,649      (288,279,283)
----------------------------------------------------------------------------------------------
  Series II                                                       32,686,606          (453,871)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        1,186,619,255      (288,733,154)
==============================================================================================
    Net increase (decrease) in net assets                      1,488,594,236      (241,248,992)
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,250,386,879     1,491,635,871
==============================================================================================
  End of year (including undistributed net investment income
    of $26,018,906 and $7,410,542, respectively)              $2,738,981,115    $1,250,386,879
______________________________________________________________________________________________
==============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Core Equity Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Core Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is growth of capital.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses

AIM V.I. Core Equity Fund

     and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

J. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

K. COVERED CALL OPTIONS -- The Fund may write call options. A call option gives the purchaser of such option the right to buy, and the writer (the
     Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. Written call options are recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

AIM V.I. Core Equity Fund

L. PUT OPTIONS PURCHASED -- The Fund may purchase put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

M. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.65%
-------------------------------------------------------------------
Over $250 million                                             0.60%
 __________________________________________________________________
===================================================================


AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through April 30, 2008. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund will also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2006, AIM waived advisory fees of $73,332.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2006, AMVESCAP did not reimburse any such expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. The Fund may reimburse AIM up to 0.25% of average daily assets invested by each insurance company providing administrative services to the Fund. Pursuant to such agreement, for the year ended December 31, 2006, AIM was paid $450,609 for accounting and fund administrative services and reimbursed $5,334,915 for services provided by insurance companies.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and to reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with AIM Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2006, expenses incurred under the Plan are shown in the Statement of Operations as distribution fees.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

AIM V.I. Core Equity Fund

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2006.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND       REALIZED
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      12/31/06         INCOME       GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $10,200,588     $  432,534,254     $(302,733,405)        $   --        $140,001,437     $ 6,928,319      $   --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class            10,200,588        331,417,294      (341,617,882)            --                  --       1,838,198          --
------------------------------------------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class                    --        315,403,186      (175,401,749)            --         140,001,437       5,094,408          --
====================================================================================================================================
  Subtotal        $20,401,176     $1,079,354,734     $(819,753,036)        $   --        $280,002,874     $13,860,925      $   --
____________________________________________________________________________________________________________________________________
====================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND       REALIZED
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      12/31/06         INCOME*      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $        --     $  225,843,235    $  (207,065,645)       $   --        $ 18,777,590     $   253,791      $   --
====================================================================================================================================
  Total
    Investments
    in
    Affiliates    $20,401,176     $1,305,197,969    $(1,026,818,681)       $   --        $298,780,464     $14,114,716      $   --
____________________________________________________________________________________________________________________________________
====================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2006, the Fund engaged in securities sales of $1,628,734, which resulted in net realized gains (losses) of $(30,817), and securities purchases of $12,464,247.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit to be used to offset future custodian fees. For the year ended December 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $38,904.

NOTE 6--TRUSTEES' AND OFFICERS FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2006, the Fund paid legal fees of $10,911 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate

AIM V.I. Core Equity Fund

available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At December 31, 2006, securities with an aggregate value of $18,742,945 were on loan to brokers. The loans were secured by cash collateral of $18,777,590 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2006, the Fund received dividends on cash collateral investments of $253,791 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--OPTION CONTRACTS WRITTEN

                           TRANSACTIONS DURING THE PERIOD
------------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
------------------------------------------------------------------------------------
Beginning of period                                             6,610      $ 703,775
------------------------------------------------------------------------------------
Exercised                                                      (6,610)      (703,775)
====================================================================================
End of period                                                      --      $      --
____________________________________________________________________________________
====================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2006 and 2005 was as follows:

                                                                 2006           2005
----------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $14,725,726    $18,799,586
________________________________________________________________________________________
========================================================================================

AIM V.I. Core Equity Fund


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2006, the components of net assets on a tax basis were as follows:

                                                                     2006
------------------------------------------------------------------------------
Undistributed ordinary income                                   $   26,408,536
------------------------------------------------------------------------------
Unrealized appreciation -- investments                             487,792,647
------------------------------------------------------------------------------
Temporary book/tax differences                                        (389,630)
------------------------------------------------------------------------------
Capital Loss carryover                                            (651,097,059)
------------------------------------------------------------------------------
Shares of beneficial interest                                    2,876,266,621
==============================================================================
  Total net assets                                              $2,738,981,115
______________________________________________________________________________
==============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $14,367.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2006 to utilizing $620,301,601 of capital loss carryforward in the fiscal year ended December 31, 2007.

    The Fund utilized $111,534,892 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2006 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                               $472,694,739
-----------------------------------------------------------------------------
December 31, 2010                                                157,184,466
-----------------------------------------------------------------------------
December 31, 2011                                                 21,217,854
=============================================================================
  Total capital loss carryforward                               $651,097,059
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 1, 2006, the date of the reorganization of AIM V.I. Core Stock Fund and AIM V.I. Premier Equity Fund, into the Fund are realized on securities held in each Fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2006 was $612,819,737 and $575,606,069, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX
BASIS
----------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities      $498,072,123
----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (10,293,843)
============================================================================
Net unrealized appreciation of investment securities            $487,778,280
____________________________________________________________________________
============================================================================
Cost of investments for tax purposes is $2,264,792,719.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of defaulted bonds, capital loss carryforward limitations, foreign currency transactions and expenses related to the plans of reorganization, on December 31, 2006, undistributed net investment income was increased by $3,494,124, undistributed net realized gain (loss) was decreased by $3,464,948 and shares of beneficial interest decreased by $29,176. Further, as a result of tax deferrals acquired in the reorganizations of AIM V.I. Core Stock Fund and V.I. Premier Equity Fund into the Fund on May 1, 2006, undistributed net investment income was decreased by $184,523, undistributed net realized gain (loss) was decreased by $584,829,644 and shares of beneficial interest increased by $585,014,167. These reclassifications had no effect on the net assets of the Fund.

AIM V.I. Core Equity Fund

NOTE 13--SHARE INFORMATION

                                               CHANGES IN SHARES OUTSTANDING
---------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------
                                                                         2006(A)                           2005
                                                              -----------------------------    ----------------------------
                                                                SHARES           AMOUNT          SHARES          AMOUNT
---------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                      6,743,339    $  168,070,113      5,782,887    $ 128,067,074
---------------------------------------------------------------------------------------------------------------------------
  Series II                                                       392,367        10,002,894         46,605        1,038,635
===========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                        506,735        13,717,305        791,528       18,751,304
---------------------------------------------------------------------------------------------------------------------------
  Series II                                                         7,574           203,586          2,048           48,282
===========================================================================================================================
Issued in connection with acquisitions(b):
  Series I                                                     64,659,654     1,621,011,995             --               --
---------------------------------------------------------------------------------------------------------------------------
  Series II                                                     1,126,308        28,069,390             --               --
===========================================================================================================================
Reacquired:
  Series I                                                    (25,886,608)     (648,866,764)   (19,247,047)    (435,097,661)
---------------------------------------------------------------------------------------------------------------------------
  Series II                                                      (221,253)       (5,589,264)       (68,927)      (1,540,788)
===========================================================================================================================
                                                               47,328,116    $1,186,619,255    (12,692,906)   $(288,733,154)
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a) There are five entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 56% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) As of the opening of business on May 1, 2006, the Fund acquired all the net assets of AIM V.I. Core Stock Fund and AIM V.I. Premier Equity Fund pursuant to the plans of reorganization approved by the Trustees of the Fund on November 14, 2005 and by the shareholders of AIM V.I. Core Stock Fund and AIM V.I. Premier Equity Fund, respectively on April 4, 2006. The acquisition was accomplished by a tax-free exchange of 65,785,962 shares of the Fund for 4,265,009 shares outstanding of AIM V.I. Core Stock Fund and 67,047,704 shares outstanding of AIM V.I. Premier Equity Fund as of the close of business on April 28, 2006. Each class of shares of AIM V.I. Core Stock Fund and AIM V.I. Premier Equity Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of AIM V.I. Core Stock Fund and AIM V.I. Premier Equity Fund, respectively to the net asset value of the Fund on the close of business, April 28, 2006. AIM V.I. Core Stock Fund 's net assets as of the close of business on April 28, 2006 of $85,632,841 including $5,569,111 of unrealized appreciation and AIM V.I. Premier Equity Fund's net assets as of the close of business on April 28, 2006 of $1,563,448,544 including $199,249,945 of unrealized appreciation, were combined with the net assets of the Fund immediately before the acquisition of $1,233,787,778. The combined aggregate net assets of the Fund subsequent to the reorganization were $2,882,869,163.

NOTE 14--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and intends for the Fund to adopt the FIN 48 provisions during 2007.

AIM V.I. Core Equity Fund


NOTE 15--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          SERIES I
                                                            ---------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                            ---------------------------------------------------------------------
                                                               2006             2005          2004          2003          2002
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $    23.45       $    22.60    $    20.94    $    16.99    $    20.20
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.34(a)          0.24(a)       0.30(b)       0.17(a)       0.12(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.58             0.96          1.58          3.97         (3.27)
=================================================================================================================================
    Total from investment operations                              3.92             1.20          1.88          4.14         (3.15)
=================================================================================================================================
Less dividends from net investment income                        (0.15)           (0.35)        (0.22)        (0.19)        (0.06)
=================================================================================================================================
Net asset value, end of period                              $    27.22       $    23.45    $    22.60    $    20.94    $    16.99
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                  16.70%            5.31%         8.97%        24.42%       (15.58)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $2,699,252       $1,246,529    $1,487,462    $1,555,475    $1,385,050
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                           0.89%(d)         0.89%         0.91%         0.81%(e)       0.78%
=================================================================================================================================
Ratio of net investment income to average net assets              1.35%(d)         1.08%         1.25%(b)       0.91%        0.67%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             45%              52%           52%           31%          113%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.23 and 0.92%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $2,210,548,014.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.82%.

                                                                                   SERIES II
                                                              ---------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------
                                                               2006          2005      2004      2003      2002
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 23.33       $22.48    $20.85    $16.94    $ 20.19
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.28(a)      0.18(a)   0.21(b)   0.12(a)    0.07(a)
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.55         0.96      1.60      3.96      (3.26)
=================================================================================================================
    Total from investment operations                             3.83         1.14      1.81      4.08      (3.19)
=================================================================================================================
Less dividends from net investment income                       (0.14)       (0.29)    (0.18)    (0.17)     (0.06)
=================================================================================================================
Net asset value, end of period                                $ 27.02       $23.33    $22.48    $20.85    $ 16.94
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(c)                                                 16.42%        5.08%     8.67%    24.15%    (15.79)%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $39,729       $3,858    $4,173    $3,808    $ 1,949
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets                          1.14%(d)     1.14%     1.16%     1.06%(e)    1.03%
=================================================================================================================
Ratio of net investment income to average net assets             1.10%(d)     0.83%     1.00%(b)   0.66%     0.42%
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                                            45%          52%       52%       31%       113%
_________________________________________________________________________________________________________________
=================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.14 and 0.67%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $24,902,857.
(e) After fee waivers and/or expense reimbursements. Ratio of expense to average net assets prior to fee waivers and/or expense reimbursements was 1.07%.

AIM V.I. Core Equity Fund


NOTE 16--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing; and

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. Core Equity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Core Equity Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Core Equity Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

February 14, 2007
Houston, Texas

AIM V.I. Core Equity Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2006:

     FEDERAL AND STATE INCOME TAX

    Corporate Dividends Received
      Deduction*                          100%


      * The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

AIM V.I. Core Equity Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993           Director and Chairman, A I M Management    None
   Trustee and Vice Chair                         Group Inc. (financial services holding
                                                  company); Director and Vice Chairman,
                                                  AMVESCAP PLC; Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm) and
                                                  Trustee and Vice Chair of The AIM Family
                                                  of Funds--Registered Trademark--

                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer);
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and President
                                                  and Principal Executive Officer of The
                                                  AIM Family of Funds--Registered
                                                  Trademark--
-------------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954     2006           Director, Chief Executive Officer and      None
   Trustee, President and                         President, A I M Management Group Inc.,
   Principal                                      AIM Mutual Fund Dealer Inc. (registered
   Executive Officer                              broker dealer), AIM Funds Management
                                                  Inc. (registered investment advisor) and
                                                  1371 Preferred Inc. (holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc., INVESCO Funds Group, Inc.
                                                  (registered investment advisor and
                                                  register transfer agent) and AIM GP
                                                  Canada Inc. (general partner for a
                                                  limited partnership); Director, A I M
                                                  Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Director and
                                                  Chairman, AIM Investment Services, Inc.,
                                                  Fund Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); Director, President and
                                                  Chairman, AVZ Callco Inc. (holding
                                                  company); AMVESCAP Inc. (holding
                                                  company) and AIM Canada Holdings Inc.
                                                  (holding company); Director and Chief
                                                  Executive Officer, AIM Trimark Corporate
                                                  Class Inc. (formerly AIM Trimark Global
                                                  Fund Inc.) (corporate mutual fund
                                                  company) and AIM Trimark Canada Fund
                                                  Inc. (corporate mutual fund company);
                                                  Trustee, President and Principal
                                                  Executive Officer of The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); Trustee and
                                                  Executive Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); and Manager,
                                                  Powershares Capital Management LLC

                                                  Formerly: President and Principal
                                                  Executive Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); Chairman, AIM
                                                  Canada Holdings, Inc.; Executive Vice
                                                  President and Chief Operations Officer,
                                                  AIM Funds Management Inc.; President,
                                                  AIM Trimark Global Fund Inc. and AIM
                                                  Trimark Canada Fund Inc.; and Director,
                                                  Trimark Trust (federally regulated
                                                  Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company
                                                  Formerly: Partner, law firm of Baker &     (2 portfolios))
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Founder, Green, Manning & Bunch Ltd.,      None
   Trustee                                        (investment banking firm); and Director,
                                                  Policy Studies, Inc. and Van Gilder
                                                  Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation (property casualty company)

                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and Director of various
                                                  affiliated Volvo companies; and
                                                  Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund
                                                  company); and Owner, Dos Angelos Ranch,    (non-profit)
                                                  L.P.

                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company
                                                                                             (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    Director, Mainstay VP Series
   Trustee                                                                                   Funds, Inc. (21 portfolios)
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. Core Equity Fund


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER     PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIP(S)
TRUST                              SINCE          DURING PAST 5 YEARS                       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Senior Vice President and Senior Officer  N/A
   Senior Vice President and                      of The AIM Family of Funds--Registered
   Senior Officer                                 Trademark--

                                                  Formerly: Director of Compliance and
                                                  Assistant General Counsel, ICON
                                                  Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962            2006           Director, Senior Vice President,          N/A
   Senior Vice President, Chief                   Secretary and General Counsel, A I M
   Legal Officer and Secretary                    Management Group Inc. and A I M
                                                  Advisors, Inc.; Director, Vice President
                                                  and Secretary, INVESCO Distributors,
                                                  Inc.; Vice President and Secretary,
                                                  A I M Capital Management, Inc., AIM
                                                  Investment Services, Inc., and Fund
                                                  Management Company; Senior Vice
                                                  President and Secretary, A I M
                                                  Distributors, Inc.; Director and Vice
                                                  President, INVESCO Funds Group Inc.;
                                                  Senior Vice President, Chief Legal
                                                  Officer and Secretary of The AIM Family
                                                  of Funds--Registered Trademark--; and
                                                  Manager, Powershares Capital Management
                                                  LLC

                                                  Formerly: Chief Operating Officer,
                                                  Senior Vice President, General Counsel,
                                                  and Secretary, Liberty Ridge Capital,
                                                  Inc. (an investment adviser); Vice
                                                  President and Secretary, PBHG Funds (an
                                                  investment company); Vice President and
                                                  Secretary, PBHG Insurance Series Fund
                                                  (an investment company); General Counsel
                                                  and Secretary, Pilgrim Baxter Value
                                                  Investors (an investment adviser); Chief
                                                  Operating Officer, General Counsel and
                                                  Secretary, Old Mutual Investment
                                                  Partners (a broker-dealer); General
                                                  Counsel and Secretary, Old Mutual Fund
                                                  Services (an administrator); General
                                                  Counsel and Secretary, Old Mutual
                                                  Shareholder Services (a shareholder
                                                  servicing center); Executive Vice
                                                  President, General Counsel and
                                                  Secretary, Old Mutual Capital, Inc. (an
                                                  investment adviser); and Vice President
                                                  and Secretary, Old Mutual Advisors Funds
                                                  (an investment company)
------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Global Compliance Director, AMVESCAP      N/A
   Vice President                                 PLC; and Vice President of The AIM
                                                  Family of Funds--Registered Trademark--

                                                  Formerly: Senior Vice President, A I M
                                                  Management Group Inc.; Senior Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Advisors, Inc.; Vice President and
                                                  Chief Compliance Officer, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Vice President, AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; Senior Vice President and Chief
                                                  Compliance Officer of The AIM Family of
                                                  Funds--Registered Trademark--; and
                                                  Senior Vice President and Compliance
                                                  Director, Delaware Investments Family of
                                                  Funds
------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Senior Vice President and General
   Vice President                                 Counsel, AMVESCAP PLC; Director, INVESCO
                                                  Funds Group, Inc.; and Vice President of
                                                  The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Director, Vice President and    N/A
                                                  General Counsel, Fund Management
                                                  Company; Director, Senior Vice
                                                  President, Secretary and General
                                                  Counsel, A I M Management Group Inc. and
                                                  A I M Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Senior Vice President, A I M
                                                  Distributors, Inc.; Vice President,
                                                  A I M Capital Management, Inc. and AIM
                                                  Investment Services, Inc.; Senior Vice
                                                  President, Chief Legal Officer and
                                                  Secretary of The AIM Family of
                                                  Funds--Registered Trademark--; Chief
                                                  Executive Officer and President, INVESCO
                                                  Funds Group, Inc.; and Senior Vice
                                                  President, and General Counsel, Liberty
                                                  Financial Companies, Inc. and Senior
                                                  Vice President and General Counsel
                                                  Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M  N/A
   Vice President, Principal                      Advisors, Inc.; and Vice President,
   Financial Officer and                          Treasurer and Principal Officer of The
   Treasurer                                      AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief           N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc. and Vice President
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, Senior Vice
                                                  President and Senior Investment Officer,
                                                  A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc. and The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); and
                                                  President and Principal Executive
                                                  Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust Only)

                                                  Formerly: Vice President, The AIM Family  N/A
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only)
------------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967         2005           Anti-Money Laundering Compliance
   Anti-Money Laundering                          Officer, A I M Advisors, Inc., A I M
   Compliance Officer                             Capital Management, Inc., A I M
                                                  Distributors, Inc., AIM Investment
                                                  Services, Inc., AIM Private Asset
                                                  Management, Inc., Fund Management
                                                  Company and The AIM Family of
                                                  Funds--Registered Trademark--

                                                  Formerly: Manager of the Fraud            N/A
                                                  Prevention Department, AIM Investment
                                                  Services, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958        2006           Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                       Group Inc.; Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc.; and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company

                                                  Formerly: Global Head of Product
                                                  Development, AIG-Global Investment
                                                  Group, Inc.; Chief Compliance Officer
                                                  and Deputy General Counsel,
                                                  AIG-SunAmerica Asset Management; and
                                                  Chief Compliance Officer, Chief
                                                  Operating Officer and Deputy General
                                                  Counsel, American General Investment
                                                  Management
------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            225 Franklin Street
Floor                         1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
Philadelphia, PA 19103-7599   Americas
                              New York, NY 10036-2714

        FIXED INCOME                                                                                         AIM V.I. DIVERSIFIED

        Intermediate-Term Taxable                                                                                     INCOME FUND
        Investment Grade
                                                                                Annual Report to Shareholders - December 31, 2006

The Fund provides a complete list of its
holdings four times in each fiscal year,
at the quarter-ends. For the second and
fourth quarters, the lists appear in the
Fund's semiannual and annual reports to
shareholders. For the first and third
quarters, the Fund files the lists with
the Securities and Exchange Commission
(SEC) on Form N-Q. The Fund's Form N-Q
filings are available on the SEC Web site,                                         [COVER GLOBE IMAGE]
sec.gov. Copies of the Fund's Forms N-Q
may be reviewed and copied at the SEC
Public Reference Room in Washington,
D.C.You can obtain information on the
operation of the Public Reference Room,
including information about duplicating
fee charges, by calling 202-942-8090 or
800-732-0330, or by electronic request at
the following E-mail address:
publicinfo@sec.gov. The SEC file numbers
for the Fund are 811-07452 and 033-57340.
The Fund's most recent portfolio holdings,
as filed on Form N-Q, have also been made
available to insurance companies issuing
variable annuity contracts and variable
life insurance policies ("variable
products") that invest in the Fund.

A description of the policies and
procedures that the Fund uses to determine
how to vote proxies relating to portfolio
securities is available without charge,
upon request, from our Client Services                                                     AIM V.I. DIVERSIFIED INCOME FUND seeks
department at 800-410-4246 or on the AIM                                               to achieve a high level of current income.
Web site, AIMinvestments.com. On the home
page, scroll down and click on AIM Funds
Proxy Policy. The information is also
available on the SEC Web site, sec.gov.

Information regarding how the Fund voted
proxies related to its portfolio
securities during the 12 months ended June
30, 2006, is available at our Web site. Go
to AIMinvestments.com, access the About Us
tab, click on Required Notices and then                             UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT
click on Proxy Voting Activity. Next,                               IS AS OF DECEMBER 31, 2006, AND IS BASED ON TOTAL NET ASSETS.
select the Fund from the drop-down menu.
The information is also available on the
SEC Web site, sec.gov.
                                                        =========================================================================
                                                        THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
          [AIM INVESTMENTS LOGO]                        PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE
        -- Registered Trademark --                      INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ
                                                        EACH CAREFULLY BEFORE INVESTING.
                                                        =========================================================================

                                                             NOT FDIC INSURED        MAY LOSE VALUE          NO BANK GUARANTEE

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                               AIM V.I. DIVERSIFIED INCOME FUND
                                                                                          - An unanticipated change occurs involving
                                                                                          an individual issuer or sector.
=======================================================================================
      PERFORMANCE SUMMARY                                                                 Market conditions and your Fund

      For the year ended December 31, 2006, AIM V.I. Diversified Income                   The U.S. economy continued to show signs
      Fund Series I shares, excluding variable product issuer charges,                    of deceleration in growth by the end of
      slightly outperformed its broad market and style-specific indexes. As               2006. Growth in real gross domestic
      bond market returns in 2006 were primarily driven by the uncertainty                product (GDP) slipped to a 2.0% annualized
      over economic growth and strong performance of higher yielding                      rate in the third quarter, down from a
      securities, the Fund's defensive to neutral stance in duration as                   2.6% pace in the second quarter and from a
      well as its positions in mortgage-backed securities and high yield                  surprisingly strong 5.6% in the first
      bonds contributed to relative outperformance during the year.                       quarter. The slowdown was mostly
                                                                                          attributable to softening in the housing
            Your Fund's long-term performance appears on pages 4-5.                       sector. However, the deceleration in
                                                                                          homebuilding did not noticeably impact
      FUND VS. INDEXES                                                                    other segments of the economy, as consumer
                                                                                          spending and business investment remained
      Total returns, 12/31/05-12/31/06, excluding variable product issuer                 solid.
      charges. If variable product issuer charges were included, returns
      would be lower.                                                                      On December 12, as widely anticipated by
                                                                                          financial markets, the U.S. Federal
Series I Shares                                                      4.48%                Reserve Board (the Fed) decided to keep
Series II Shares                                                     4.17                 the federal funds target rate at 5.25%.
Lehman Brothers U.S. Aggregate Bond Index (Broad Market Index)       4.33                 This was the fourth consecutive meeting
Lehman Brothers U.S. Credit Index (Style-Specific Index)             4.26                 that the Fed left the rate unchanged after
Lipper BBB Rated Funds Index (Peer Group Index)                      5.28                 17 consecutive rate increases. While this
=======================================================================================   pause benefited the financial markets, the
                                                                                          Fed reiterated that some inflation risks
                                                                                          persist and that future target interest
How we invest                               of the bond market. Our focus is on bonds     rate actions would continue to depend on
                                            that are attractively valued relative to      incoming economic data.
We seek to provide consistent returns       the rest of the bond market.
while minimizing risk. Our security                                                        The U.S. Treasury yield curve, which
selection process involves both top-down          In evaluating the credit quality of     represents the yields of Treasury
analysis, which takes account of overall    a security, we use input from various         securities with different maturities, was
economic and market trends and bottom-up    rating agencies and Wall Street               inverted for much of 2006, as the Fed
analysis, which includes an evaluation of   fixed-income and equity analysts, and         raised short rates through June. That
individual bond issuers.                    conduct our own internal credit analysis.     meant that shorter term Treasuries were
                                                                                          generally yielding more than longer term
      We look for potential investments in        We consider selling a bond when:        Treasuries, a reversal of the norm. The
all sectors of the bond market: domestic                                                  two- to 10-year spread was inverted by 11
and foreign governments, U.S. corporate     - It becomes fully valued.                    basis points (0.11%) on December 29.
bonds, mortgages, asset-backed securities,
money markets, high yield debt and          - Overall market and economic trends
convertible corporate bonds. We make        indicate that sector emphasis should be
allocation decisions based on performance   changed.
and valuations among the different areas
                                            - Fundamentals, such as credit quality
                                            ratings, deteriorate for an individual
                                             issuer or a sector.


====================================================================================================================================
        PORTFOLIO COMPOSITION                      TOP 10 FIXED INCOME ISSUERS*
By industry                                 1. Ford Motor Credit Co.               3.9%   Total Net Assets            $47.46 million
Other Diversified Financial Services  14.3% 2. General Motors Acceptance Corp.     3.3
                                            3. Patrons' Legacy                     3.0    Total Number of Holdings*              205
Consumer Finance                       9.1  4. Pemex Project Funding Master Trust  2.5
Diversified Banks                      7.8  5. Regional Diversified Funding
Broadcasting & Cable TV                7.4  Property & Casualty Insurance          5.7
                                             (Cayman Islands)                      2.1
Integrated Telecommunication Services  5.5  6. Oil Insurance Ltd.                  1.9
Municipal Obligations                  3.2  7. First American Capital Trust I      1.8
Regional Banks                         3.2  8. Citicorp Lease Pass-Through Trust   1.7
Life & Health Insurance                3.1  9. Mizuho JGB Investments LLC          1.6
Other Industries, Each With                 10. Federal National Mortgage
 Less Than 3% Of Total Net Assets     38.8      Association (FNMA)                 1.6

Money Market Funds                          The Fund's holdings are subject to change, and there is no assurance that the Fund
Plus Other Assets Less Liabilities     1.9  will continue to hold any particular security.
                                            *Excluding money market fund holdings.
====================================================================================================================================

      In 2006, the bond market was          year-end level since 1996. Our strategy of    AIM V.I. DIVERSIFIED INCOME FUND Jan H.
characterized by low volatility. While      overweighting the high yield                       [FRIEDLI      FriedliSenior
there was more price movement during the    benefited performance for the year.                  PHOTO]      sector portfolio
first few months of the year, the second                                                                     manager, is lead
half of 2006 was calmer due to a fairly                                                                      portfolio manager of
complacent market.                                                                                           AIM V.I.
                                                  The Fund maintained a small position    Diversified Income Fund. He began his
      The fixed income markets were         in mortgage-backed securities (MBS) as we     investment career in 1990 and joined AIM
focused on the benchmark 10-year Treasury   viewed mortgage bonds as offering             in 1999. Mr. Friedli graduated cum laude
note, which finished the year with a        attractive yields and relatively small        from Villanova University with a B.S. in
slight gain, despite the Fed's actions      prepayment risk by historical standards.      computer science before earning an M.B.A.
over the past two years. Reflective of our  Considering the MBS market delivered solid    with honors from the University of
belief that the Fed would hike interest     performance for the year, the Fund's          Chicago.
rates to slow economic growth, we           weight in mortgages had a positive effect
tactically traded duration focusing on the  on performance.                                                  Peter Ehret
shorter end of the yield curve. Duration                                                      [EHRET         Chartered Financial
is a measure of a bond's sensitivity to           In the non-dollar sector, we                PHOTO]         Analyst, senior
interest rate changes. Shorter duration     primarily had exposure to the U.K.                               portfoliomanager,is
bonds tend to be less sensitive to                                                                           manager of
interest-rate changes. We used two- and     government bond market through government     AIM V.I. Diversified Income Fund. Mr.
five-year U.S. Treasury Note futures to     bond futures. The use of U.K. government      Ehret joined AIM in 2001. He graduated cum
shorten the Fund's duration, as we viewed   bond futures allowed us to gain exposure      laude with a B.S. in economics from the
the yields on the 10-year U.S. Treasuries   to U.K. interest rates without the            University of Minnesota. He also earned an
to be in the lower range. Our overall       exposure to the British pound. In             M.S. in real estate appraisal and
defensive to neutral stance toward          addition, throughout the year we held         investment analysis from the University of
duration benefited performance, as          exposure in a corporate bond of a Japanese    Wisconsin-Madison
interest rates rose over the year.          finance company. The interest rate risk in
                                            this position was hedged with Japanese                           Brendan D. Gau
      In our view, gaining an exposure to   government futures. Additionally, we              [GAU           Chartered Financial
the U.S. Treasury market through U.S.       actively managed the currency exposure in         PHOTO]         Analyst, is manager of
Treasury futures is more effective way to   this position using currency forwards.                           AIM V.I. Diversified
employ the Fund's cash for duration         Despite being the worst performing            Income Fund. Mr. Gau joined AIM in 1996.
management purposes versus buying actual    currency against many major currencies in     He graduated magna cum laude with a B.A.
bonds. U.S. Treasury futures offer a        2006, the Japanese yen did not lose much      in economics, mathematics and physics
variety of standardized contracts, are      of its value against the U.S. dollar. As a    from Rice University.
exchange traded and provide a high level    result, our position in Japan had no
of liquidity.                               significant impact on performance.                               Carolyn L. Gibbs
                                                                                              [GIBBS         Chartered Financial
      During the fiscal year, the Fund      In closing                                        PHOTO]         Analyst, is manager of
invested primarily in U.S. corporate bonds                                                                   AIM V.I. Diversified
of various credit ratings. We kept smaller  Thank you for investing in AIM V.I.           Income Fund. She began her investment
weightings in international bonds,          Diversified Income Fund and for sharing       career 1983 and joined AIM in 1992. Ms.
mortgage-backed securities and U.S.         our long-term investment horizon.             Gibbs is a Phi Beta Kappa graduate of
Treasuries and other government-related                                                   Texas Christian University, where she
securities.                                 The views and opinions expressed in           earned a B.A. in English. She also earned
                                            management's discussion of Fund               an M.B.A. in finance from The Wharton
      Investment grade corporate bonds      performance are those of A I M Advisors,      School of the University of Pennsylvania.
posted solid returns, as they benefited     Inc. These views and opinions are subject
from strong demand later in the year,       to change at any time based on factors                           Darren Hughes
reflecting a strong company earnings        such as market and economic conditions.           [HUGHES        Chartered Financial
season, stable credit fundamentals and a    These views and opinions may not be relied         PHOTO]        Analyst, portfolio
low interest rate environment. Investment   upon as investment advice or                                     manager, is manager of
strategies that overweighted lower rated                                                                     AIM V.I.
investment grade corporate bonds            recommendations, or as an offer for a         Diversified Income Fund. He joined AIM in
(BBB-rated) generally outperformed          particular security. The information is       1992. Mr. Hughes earned a B.B.A. in
strategies of higher quality segments (A-   not a complete analysis of every aspect of    finance and economics from Baylor
and above) in the fourth quarter. The       any market, country, industry, security or    University.
Fund's underweight position in investment   the Fund. Statements of fact are from
grade securities, which performed well      sources considered reliable, but A I M                           Scot W. Johnson
during the year, detracted from             Advisors, Inc. makes no representation or                        Chartered Financial
performance.                                warranty as to their completeness or              [JOHNSON       Analyst, senior
                                            accuracy. Although historical performance          PHOTO]        portfolio  manager, is
      The U.S. high yield market continued  is no guarantee of future results, these                         manager of AIM V.I.
to perform well due to solid corporate      insights may help you understand our          Diversified Income Fund. He joined AIM in
profitability, low default rates and        investment management philosophy.             1994. Mr. Johnson earned both his
demand for higher yield from investors. On                                                bachelor's degree in economics and an
a quality basis, CCC-rated bonds continued  FOR A DISCUSSION OF THE RISKS OF INVESTING    M.B.A. in finance from Vanderbilt
to outperform higher quality debt           IN YOUR FUND, INDEXES USED IN THIS REPORT     University.
instruments. Moody's Investors Service
global speculative grade corporate bond                                                   Assisted by the Taxable
issuer default rate finished the year at    AND YOUR FUND'S LONG-TERM PERFORMANCE,        Investment Grade Bond Team and the Taxable
1.7%, the lowest                            PLEASE SEE PAGES 4-5.                         High Yield Team

YOUR FUND'S LONG-TERM PERFORMANCE                                                         AIM V.I. DIVERSIFIED INCOME FUND

==========================================

     AVERAGE ANNUAL TOTAL RETURNS           RESTATED HISTORICAL PERFORMANCE OF SERIES     THROUGH INSURANCE COMPANIES ISSUING
                                            I SHARES (FOR PERIODS PRIOR TO INCEPTION      VARIABLE PRODUCTS. YOU CANNOT PURCHASE
                                            OF SERIES II SHARES) ADJUSTED TO REFLECT      SHARES OF THE FUND DIRECTLY. PERFORMANCE
As of 12/31/06                              THE RULE 12B-1 FEES APPLICABLE TO SERIES      FIGURES GIVEN REPRESENT THE FUND AND ARE
SERIES I SHARES                             II SHARES. THE INCEPTION DATE OF SERIES I     NOT INTENDED TO REFLECT ACTUAL VARIABLE
Inception (5/5/93)                   4.94%  SHARES IS MAY 5, 1993. THE PERFORMANCE OF     PRODUCT VALUES. THEY DO NOT REFLECT SALES
10 Years                             3.88   THE FUND'S SERIES I AND SERIES II SHARE       CHARGES, EXPENSES AND FEES ASSESSED IN
 5 Years                             4.76   CLASSES WILL DIFFER PRIMARILY DUE TO          CONNECTION WITH A VARIABLE PRODUCT. SALES
 1 Year                              4.48   DIFFERENT CLASS EXPENSES.                     CHARGES, EXPENSES AND FEES, WHICH ARE
                                                                                          DETERMINED BY THE VARIABLE PRODUCT
SERIES II SHARES                                  THE PERFORMANCE DATA QUOTED             ISSUERS, WILL VARY AND WILL LOWER THE
10 Years                             3.61   REPRESENT PAST PERFORMANCE AND CANNOT         TOTAL RETURN. PER NASD REQUIREMENTS, THE
 5 Years                             4.49   GUARANTEE COMPARABLE FUTURE RESULTS;          MOST RECENT MONTH-END PERFORMANCE DATA AT
 1 Year                              4.17   CURRENT PERFORMANCE MAY BE LOWER OR           THE FUND LEVEL, EXCLUDING VARIABLE PRODUCT
                                            HIGHER. PLEASE CONTACT YOUR VARIABLE          CHARGES, IS AVAILABLE ON THIS AIM
==========================================  PRODUCT ISSUER OR FINANCIAL ADVISOR FOR       AUTOMATED INFORMATION LINE, 866-702-4402.
                                            THE MOST RECENT MONTH-END VARIABLE            AS MENTIONED ABOVE, FOR THE MOST RECENT
==========================================  PRODUCT PERFORMANCE. PERFORMANCE FIGURES      MONTH-END PERFORMANCE INCLUDING VARIABLE
                                            REFLECT FUND EXPENSES, REINVESTED             PRODUCT CHARGES, PLEASE CONTACT YOUR
     CUMULATIVE TOTAL RETURNS               DISTRIBUTIONS AND CHANGES IN NET ASSET        VARIABLE PRODUCT ISSUER OR FINANCIAL
                                            VALUE. INVESTMENT RETURN AND PRINCIPAL        ADVISOR.
6 months ended 12/31/06                     VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE
Series I Shares                      5.23%  A GAIN OR LOSS WHEN YOU SELL SHARES.                HAD THE ADVISOR NOT WAIVED FEES
Series II Shares                     5.05   AIM V.I. DIVERSIFIED INCOME FUND, A SERIES    AND/OR REIMBURSED EXPENSES, PERFORMANCE
==========================================  PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS,    WOULD HAVE BEEN LOWER.E
                                            IS CURRENTLY OFFERED

SERIES II SHARES' INCEPTION DATE IS MARCH
14, 2002. RETURNS SINCE THAT DATE ARE
HISTORICAL. ALL OTHER RETURNS ARE THE
BLENDED RETURNS OF THE HISTORICAL
PERFORMANCE OF SERIES II SHARES SINCE
THEIR INCEPTION AND THE

====================================================================================================================================

Principal risks of investing in the Fund    tion or declares bankruptcy, the Fund may     which means that a faster-than-expected
                                            experience delays in selling the              principal prepayment rate will reduce both
Prices of equity securities change in       securities underlying the repurchase          the market value of and income from such
response to many factors including the      agreement.                                    securities.
historical and prospective earnings of the
issuer, the value of its assets, general          There is no guarantee that the          About indexes used in this report
economic conditions, interest rates,        investment techniques and risk analyses
investor perceptions and market liquidity.  used by the Fund's portfolio managers will    The unmanaged LEHMAN BROTHERS U.S.
                                            produce the desired results.                  AGGREGATE BOND INDEX (the Lehman
      Foreign securities have additional                                                  Aggregate), which represents the U.S.
risks, including exchange rate changes,           Debt securities are particularly        investment-grade fixed-rate bond market
political and economic upheaval, the        vulnerable to credit risk and interest        (including government and corporate
relative lack of information about these    rate fluctuations.                            securities, mortgage pass-through
companies, relatively low market liquidity                                                securities and asset-backed securities),
and the potential lack of strict financial        The Fund may invest in lower-quality    is compiled by Lehman Brothers, a global
and accounting controls and standards.      debt securities, commonly known as "junk      investment bank.
                                            bonds". Compared to higher quality debt
      Investing in emerging markets         securities, junk bonds involve greater              The LEHMAN BROTHERS U.S. CREDIT
involves greater risk than investing in     risk of default or price changes due to       INDEX consists of publicly issued U.S.
more established markets. The risks         changes in credit quality of the issuer       corporate and specified foreign debentures
include the relatively smaller size and     because they are generally unsecured and      and secured notes that meet the specified
lesser liquidity of these markets, high     may be subordinated to other creditors'       maturity, liquidity, and quality
inflation rates, adverse political          claims. Credit ratings on junk bonds do       requirements. It is compiled by Lehman
developments and lack of timely             not necessarily reflect their actual          Brothers, a global investment bank. To
information.                                market risk.                                  qualify, bonds must be SEC-registered.

      To the extent the Fund holds cash or        Some securities purchased by the              The unmanaged LIPPER BBB-RATED FUNDS
cash equivalents rather than equity         Fund are not guaranteed by the U.S.           INDEX represents an average of the 30
securities for risk management purposes,    government. The agencies or                   largest BBB-rated bond funds tracked by
the Fund may not achieve its investment     instrumentalities issuing such securities     Lipper Inc., an independent mutual fund
objective.                                  may default or otherwise be unable to         performance monitor.
                                            honor a financial obligation.
      If the seller of a repurchase
agreement in which the Fund invests               The Fund can invest in U.S.
defaults on its obliga-                     government agency mortgage-backed
                                            securities. The Fund may purchase such
                                            securities at a premium,
                                                                                          Continued on page 5

                                                                                          AIM V.I. DIVERSIFIED INCOME FUND
Past performance cannot guarantee
comparable future results.

      This chart, which is a logarithmic    value of an investment, is constructed
chart, presents the fluctuations in the     with each segment representing a percent
value of the Fund and its indexes. We       change in the value of the investment. In
believe that a logarithmic chart is more    this chart, each segment represents a
effective than other types of charts in     doubling, or 100% change, in the value of
illustrating changes in value during the    the investment. In other words, the space
early years shown in the chart. The         between $5,000 and $10,000 is the same
vertical axis, the one that indicates the   size as the space between $10,000 and
dollar                                      $20,000, and so on.

====================================================================================================================================

Continued from page 4

      In conjunction with the annual              A direct investment cannot be made      ally, the returns and net asset values
prospectus update on or about May 1, 2007,  in an index. Unless otherwise indicated,      shown throughout this report are at the
the AIM V.I Diversified Income Fund         index results include reinvested              Fund level only and do not include
prospectus will be amended to reflect that  dividends, and they do not reflect sales      variable product issuer charges. If such
the Fund has elected to use the Lipper      charges. Performance of an index of funds     charges were included, the total returns
Variable Underlying Funds (VUF) Corporate   reflects fund expenses; performance of a      would be lower.
Debt BBB-Rated Funds Index as its peer      market index does not.
group rather than the Lipper BBB-Rated                                                          Industry classifications used in
Funds Index. The Lipper VUF Corporate Debt  Other information                             this report are generally according to the
BBB-Rated Funds Index, recently published                                                 Global Industry Classification Standard,
by Lipper Inc., comprises the largest       The returns shown in the management's         which was developed by and is the
underlying funds in each variable           discussion of Fund performance are based      exclusive property and a service mark of
insurance category and does not include     on net asset values calculated for            Morgan Stanley Capital International Inc.
mortality and expense fees.                 shareholder transactions. Generally           and Standard & Poor's.
                                            accepted accounting principles require
      The Fund is not managed to track the  adjustments to be made to the net assets            The Chartered Financial Analyst
performance of any particular index,        of the Fund at period end for financial       --Registered Trademark-- (CFA--Registered
including the indexes defined here, and     reporting purposes, and as such, the net      Trademark--) designation is a globally
consequently, the performance of the Fund   asset values for shareholder transactions     recognized standard for measuring the
may deviate significantly from the          and the returns based on those net asset      competence and integrity of investment
performance of the indexes.                 values may differ from the net asset          professionals.
                                            values and returns reported in the
                                            Financial Highlights. Addition-

====================================================================================================================================
                                  [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Index data from 4/30/93, Fund data from 5/5/93


         AIM V.I. DIVERSIFIED INCOME FUND       LEHMAN BROTHERS
  DATE       -SERIES I SHARES             U.S. AGGREGATE BOND INDEX LEHMAN BROTHERS U.S. CREDIT INDEX  LIPPER BBB RATED FUNDS INDEX
4/30/93                                                 $10000                       $10000                   $10000
   5/93             $9980                                10013                        10012                    10024
   6/93             10160                                10194                        10255                    10249
   7/93             10240                                10252                        10329                    10345
   8/93             10480                                10432                        10586                    10586
   9/93             10510                                10460                        10611                    10616
  10/93             10622                                10499                        10665                    10690
  11/93             10500                                10410                        10534                    10567
  12/93             10605                                10466                        10596                    10638
   1/94             10833                                10608                        10801                    10823
   2/94             10574                                10423                        10546                    10587
   3/94             10271                                10166                        10223                    10285
   4/94             10166                                10085                        10124                    10161
   5/94             10093                                10084                        10087                    10135
   6/94             10124                                10062                        10062                    10093
   7/94             10178                                10261                        10316                    10266
   8/94             10188                                10274                        10328                    10306
   9/94             10177                                10123                        10135                    10164
  10/94             10231                                10114                        10112                    10131
  11/94             10090                                10091                        10095                    10104
  12/94             10068                                10161                        10179                    10155
   1/95             10146                                10362                        10395                    10319
   2/95             10446                                10609                        10694                    10554
   3/95             10603                                10674                        10782                    10637
   4/95             10795                                10823                        10964                    10829
   5/95             11123                                11242                        11480                    11296
   6/95             11191                                11324                        11584                    11381
   7/95             11281                                11299                        11533                    11354
   8/95             11372                                11435                        11718                    11521
   9/95             11564                                11546                        11857                    11656
  10/95             11734                                11696                        12012                    11812
  11/95             11812                                11872                        12242                    12005
  12/95             11984                                12038                        12443                    12203
   1/96             12056                                12118                        12524                    12302
   2/96             11971                                11908                        12226                    12043
   3/96             11983                                11825                        12122                    11955
   4/96             12007                                11758                        12021                    11878
   5/96             12043                                11734                        12000                    11870
   6/96             12235                                11892                        12176                    12006
   7/96             12259                                11925                        12200                    12036
   8/96             12343                                11905                        12162                    12030
   9/96             12582                                12112                        12420                    12271
  10/96             12881                                12380                        12759                    12565
  11/96             13182                                12592                        13032                    12845
  12/96             13205                                12475                        12852                    12721
   1/97             13129                                12514                        12870                    12761
   2/97             13244                                12545                        12924                    12834
   3/97             12989                                12406                        12723                    12636
   4/97             13168                                12591                        12916                    12823
   5/97             13372                                12710                        13062                    12970
   6/97             13577                                12861                        13247                    13163
   7/97             13947                                13208                        13731                    13618
   8/97             13806                                13095                        13529                    13438
   9/97             14178                                13289                        13765                    13674
  10/97             14242                                13481                        13940                    13813
  11/97             14293                                13543                        14019                    13880
  12/97             14446                                13680                        14167                    14029
   1/98             14688                                13855                        14335                    14208
   2/98             14740                                13845                        14331                    14203
   3/98             14931                                13893                        14384                    14275
   4/98             14945                                13965                        14474                    14336
   5/98             15047                                14098                        14646                    14459
   6/98             15047                                14217                        14754                    14565
   7/98             15072                                14247                        14741                    14554
   8/98             14739                                14479                        14810                    14448
   9/98             14881                                14818                        15289                    14746
  10/98             14625                                14740                        15054                    14564
  11/98             14983                                14824                        15337                    14833
  12/98             14963                                14868                        15382                    14870
   1/99             15168                                14974                        15534                    15000
   2/99             14841                                14713                        15165                    14675
   3/99             14977                                14794                        15272                    14839
   4/99             15100                                14841                        15317                    14945
   5/99             14759                                14711                        15112                    14743
   6/99             14663                                14664                        15033                    14666
   7/99             14622                                14602                        14950                    14592
   8/99             14525                                14595                        14914                    14538
   9/99             14634                                14764                        15076                    14663

====================================================================================================================================
                                                                                                                 SOURCE: LIPPER INC.

====================================================================================================================================
                                  [MOUNTAIN CHART]
  10/99             14580                                14818                        15145                    14692
  11/99             14621                                14817                        15161                    14727
  12/99             14677                                14746                        15081                    14703
   1/00             14618                                14698                        15028                    14660
   2/00             14779                                14875                        15167                    14841
   3/00             14793                                15071                        15296                    14977
   4/00             14487                                15028                        15162                    14796
   5/00             14225                                15021                        15106                    14683
   6/00             14531                                15334                        15485                    15055
   7/00             14574                                15473                        15673                    15119
   8/00             14764                                15697                        15877                    15395
   9/00             14764                                15796                        15960                    15439
  10/00             14603                                15900                        15976                    15389
  11/00             14530                                16160                        16183                    15532
  12/00             14777                                16460                        16497                    15857
   1/01             15291                                16729                        16948                    16240
   2/01             15400                                16875                        17096                    16401
   3/01             15150                                16960                        17202                    16391
   4/01             14932                                16890                        17140                    16301
   5/01             15072                                16991                        17297                    16448
   6/01             14979                                17056                        17385                    16467
   7/01             15337                                17437                        17839                    16840
   8/01             15493                                17637                        18078                    17042
   9/01             15198                                17842                        18051                    16897
  10/01             15571                                18215                        18499                    17255
  11/01             15478                                17964                        18338                    17143
  12/01             15308                                17850                        18213                    17039
   1/02             15341                                17995                        18367                    17132
   2/02             15257                                18169                        18505                    17214
   3/02             15056                                17867                        18164                    16988
   4/02             15223                                18213                        18417                    17248
   5/02             15273                                18368                        18660                    17384
   6/02             15071                                18527                        18691                    17303
   7/02             14702                                18750                        18681                    17216
   8/02             15021                                19067                        19165                    17564
   9/02             15255                                19376                        19529                    17722
  10/02             15021                                19288                        19303                    17596
  11/02             15238                                19282                        19553                    17849
  12/02             15657                                19681                        20130                    18265
   1/03             15767                                19698                        20195                    18386
   2/03             16040                                19970                        20599                    18695
   3/03             16094                                19955                        20614                    18727
   4/03             16423                                20119                        20995                    19105
   5/03             16878                                20495                        21657                    19605
   6/03             16950                                20454                        21604                    19631
   7/03             16294                                19766                        20683                    18962
   8/03             16403                                19897                        20845                    19112
   9/03             16913                                20424                        21573                    19700
  10/03             16822                                20234                        21343                    19622
  11/03             16894                                20282                        21441                    19757
  12/03             17104                                20488                        21680                    20045
   1/04             17297                                20653                        21899                    20227
   2/04             17434                                20877                        22174                    20406
   3/04             17570                                21033                        22389                    20546
   4/04             17143                                20486                        21683                    20023
   5/04             17066                                20404                        21531                    19871
   6/04             17143                                20519                        21622                    19988
   7/04             17297                                20723                        21889                    20197
   8/04             17646                                21118                        22405                    20607
   9/04             17743                                21175                        22531                    20735
  10/04             17898                                21353                        22749                    20940
  11/04             17801                                21183                        22521                    20870
  12/04             17963                                21377                        22815                    21108
   1/05             18087                                21512                        22996                    21220
   2/05             18025                                21385                        22861                    21185
   3/05             17861                                21275                        22576                    20947
   4/05             18108                                21563                        22879                    21118
   5/05             18334                                21796                        23199                    21338
   6/05             18479                                21915                        23383                    21519
   7/05             18355                                21715                        23149                    21419
   8/05             18623                                21994                        23501                    21685
   9/05             18398                                21767                        23149                    21469
  10/05             18212                                21595                        22896                    21283
  11/05             18314                                21690                        23035                    21370
  12/05             18486                                21897                        23262                    21580
   1/06             18508                                21898                        23215                    21659
   2/06             18595                                21971                        23318                    21758
   3/06             18398                                21755                        22990                    21520
   4/06             18288                                21716                        22906                    21506
   5/06             18310                                21692                        22866                    21454
   6/06             18354                                21738                        22901                    21457
   7/06             18616                                22032                        23238                    21754
   8/06             18901                                22370                        23668                    22151
   9/06             19120                                22566                        23932                    22370
  10/06             19229                                22715                        24123                    22565
  11/06             19449                                22979                        24464                    22878
  12/06             19315                                22846                        24253                    22719

CALCULATING YOUR ONGOING FUND EXPENSES

                                                                                          AIM V.I. DIVERSIFIED INCOME FUND
Example                                     You may use the information in this table,          The hypothetical account values and
                                            together with the amount you invested, to     expenses may not be used to estimate the
As a shareholder of the Fund, you incur     estimate the expenses that you paid over      actual ending account balance or expenses
ongoing costs, including management fees;   the period. Simply divide your account        you paid for the period. You may use this
distribution and/or service (12b-1) fees;   value by $1,000 (for example, an $8,600       information to compare the ongoing costs
and other Fund expenses. This example is    account value divided by $1,000 = 8.6),       of investing in the Fund and other funds.
intended to help you understand your        then multiply the result by the number in     To do so, compare this 5% hypothetical
ongoing costs (in dollars) of investing in  the table under the heading entitled          example with the 5% hypothetical examples
the Fund and to compare these costs with    "Actual Expenses Paid During Period" to       that appear in the shareholder reports of
ongoing costs of investing in other mutual  estimate the expenses you paid on your        the other funds.
funds. The example is based on an           account during this period.
investment of $1,000 invested at the                                                            Please note that the expenses shown
beginning of the period and held for the    Hypothetical example for comparison           in the table are meant to highlight your
entire period July 1, 2006, through         purposes                                      ongoing costs. Therefore, the hypothetical
December 31, 2006.                                                                        information is useful in comparing ongoing
                                            The table below also provides information     costs, and will not help you determine the
      The actual and hypothetical expenses  about hypothetical account values and         relative total costs of owning different
in the examples below do not represent the  hypothetical expenses based on the Fund's     funds.
effect of any fees or other expenses        actual expense ratio and an assumed rate
assessed in connection with a variable      of return of 5% per year before expenses,
product; if they did, the expenses shown    which is not the Fund's actual return. The
would be higher while the ending account    Fund's actual cumulative total returns at
values shown would be lower.                net asset value after expenses for the six
                                            months ended December 31, 2006, appear in
Actual expenses                             the table "Cumulative Total Returns" on
                                            page 4.
The table below provides information about
actual account values and actual expenses.
====================================================================================================================================

                                                         ACTUAL                           HYPOTHETICAL
                                                                               (5% ANNUAL RETURN BEFORE EXPENSES)
                    BEGINNING                  ENDING             EXPENSES           ENDING           EXPENSES         ANNUALIZED
  SHARE            ACCOUNT VALUE           ACCOUNT VALUE         PAID DURING     ACCOUNT VALUE      PAID DURING         EXPENSE
  CLASS             (7/1/06)                (12/31/06)(1)           PERIOD(2)         (12/31/06)       PERIOD(2)         RATIO
Series I           $  1,000.00              $  1,052.30            $  3.93        $  1,021.37         $  3.87             0.76%
Series II             1,000.00                 1,050.50               5.22           1,020.11            5.14             1.01


---------
(1)   The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December
      31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 4.

(2)   Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

Approval of Investment Advisory Agreement                                                 AIM V.I. DIVERSIFIED INCOME FUND

The Board of Trustees of AIM Variable       - The nature and extent of the advisory       concluded that no changes should be made
Insurance Funds (the "Board") oversees the  services to be provided by AIM. The Board     to the Fund and that it was not
management of AIM V.I. Diversified Income   reviewed the services to be provided by       necessary to change the Fund's portfolio
Fund (the "Fund") and, as required by law,  AIM under the Advisory Agreement. Based on    management team at this time. Although
determines annually whether to approve the  such review, the Board concluded that the     the independent written evaluation of
continuance of the Fund's advisory          range of services to be provided by AIM       the Fund's Senior Officer (discussed
agreement with A I M Advisors, Inc.         under the Advisory Agreement was              below) only considered Fund performance
("AIM"). Based upon the recommendation of   appropriate and that AIM currently is         through the most recent calendar year,
the Investments Committee of the Board, at  providing services in accordance with the     the Board also reviewed more recent Fund
a meeting held on June 27, 2006, the        terms of the Advisory Agreement.              performance, which did not change their
Board, including all of the independent                                                   conclusions.
trustees, approved the continuance of the   - The quality of services to be provided
advisory agreement (the "Advisory           by AIM. The Board reviewed the credentials    - Meetings with the Fund's portfolio
Agreement") between the Fund and AIM for    and experience of the officers and            managers and investment personnel. With
another year, effective July 1, 2006.       employees of AIM who will provide             respect to the Fund, the Board is meeting
                                            investment advisory services to the Fund.     periodically with such Fund's portfolio
      The Board considered the factors      In reviewing the qualifications of AIM to     managers and/or other investment personnel
discussed below in evaluating the fairness  provide investment advisory services, the     and believes that such individuals are
and reasonableness of the Advisory          Board considered such issues as AIM's         competent and able to continue to carry
Agreement at the meeting on June 27, 2006   portfolio and product review process,         out their responsibilities under the
and as part of the Board's ongoing          various back office support functions         Advisory Agreement.
oversight of the Fund. In their             provided by AIM and AIM's equity and fixed
deliberations, the Board and the            income trading operations. Based on the       - Overall performance of AIM. The Board
independent trustees did not identify any   review of these and other factors, the        considered the overall performance of AIM
particular factor that was controlling,     Board concluded that the quality of           in providing investment advisory and
and each trustee attributed different       services to be provided by AIM was            portfolio administrative services to the
weights to the various factors.             appropriate and that AIM currently is         Fund and concluded that such performance
                                            providing satisfactory services in            was satisfactory.
      One responsibility of the             accordance with the terms of the Advisory
independent Senior Officer of the Fund is   Agreement.                                    - Fees relative to those of clients of AIM
to manage the process by which the Fund's                                                 with comparable investment strategies. The
proposed management fees are negotiated to  - The performance of the Fund relative to     Board reviewed the effective advisory fee
ensure that they are negotiated in a        comparable funds. The Board reviewed the      rate (before waivers) for the Fund under
manner which is at arms' length and         performance of the Fund during the past       the Advisory Agreement. The Board noted
reasonable. To that end, the Senior         one, three and five calendar years against    that this rate was (i) above the effective
Officer must either supervise a             the performance of funds advised by other     advisory fee rate (before waivers) for a
competitive bidding process or prepare an   advisors with investment strategies           mutual fund advised by AIM with investment
independent written evaluation. The Senior  comparable to those of the Fund. The Board    strategies comparable to those of the
Officer has recommended an independent      noted that the Fund's performance was         Fund; and (ii) above the effective
written evaluation in lieu of a             above the median performance of such          advisory fee rate (before waivers) for a
competitive bidding process and, upon the   comparable funds for the one and three        mutual fund advised by AIM and used
direction of the Board, has prepared such   year periods and below such median            exclusively for separately managed
an independent written evaluation. Such     performance for the five year period.         accounts/wrap accounts managed by AIM
written evaluation also considered certain  Based on this review and after taking         affiliates with investment strategies
of the factors discussed below. In          account of all of the other factors that      comparable to those of the Fund. The Board
addition, as discussed below, the Senior    the Board considered in determining           noted that AIM has agreed to limit the
Officer made a recommendation to the Board  whether to continue the Advisory Agreement    Fund's total operating expenses, as
in connection with such written             for the Fund, the Board concluded that no     discussed below. Based on this review, the
evaluation.                                 changes should be made to the Fund and        Board concluded that the advisory fee rate
                                            that it was not necessary to change the       for the Fund under the Advisory Agreement
      The discussion below serves as a      Fund's portfolio management team at this      was fair and reasonable.
summary of the Senior Officer's             time. Although the independent written
independent written evaluation and          evaluation of the Fund's Senior Officer       - Fees relative to those of comparable
recommendation to the Board in connection   (discussed below) only considered Fund        funds with other advisors. The Board
therewith, as well as a discussion of the   performance through the most recent           reviewed the advisory fee rate for the
material factors and the conclusions with   calendar year, the Board also reviewed        Fund under the Advisory Agreement. The
respect thereto that formed the basis for   more recent Fund performance, which did       Board compared effective contractual
the Board's approval of the Advisory        not change their conclusions.                 advisory fee rates at a common asset level
Agreement. After consideration of all of                                                  at the end of the past calendar year and
the factors below and based on its          - The performance of the Fund relative        noted that the Fund's rate was comparable
informed business judgment, the Board       to indices. The Board reviewed the            to the median rate of the funds advised by
determined that the Advisory Agreement is   performance of the Fund during the past       other advisors with investment strategies
in the best interests of the Fund and its   one, three and five calendar years            comparable to those of the Fund that the
shareholders and that the compensation to   against the performance of the Lipper         Board reviewed. The Board noted that AIM
AIM under the Advisory Agreement is fair    Variable Underlying Fund Corporate            has agreed to limit the Fund's total
and reasonable and would have been          - BBB Index. The Board noted that the         operating expenses, as discussed below.
obtained through arm's length               Fund's performance was above the              Based on this review, the Board concluded
negotiations.                               performance of such Index for the one         that the advisory fee rate for the Fund
                                            and three year periods and below such         under the Advisory Agreement was fair and
      Unless otherwise stated, information  Index for the five year period. Based on      reasonable.
presented below is as of June 27, 2006 and  this review and after taking account of does not reflect any changes that may have  all of the other factors that the Board
occurred since June 27, 2006, including     considered in determining whether to
but not limited to changes to the Fund's    continue the Advisory Agreement for the
performance, advisory fees, expense         Fund, the Board
limitations and/or fee waivers.

                                                                                          AIM V.I. DIVERSIFIED INCOME FUND
- Expense limitations and fee waivers. The  - Independent written evaluation and          trustees also considered the
Board noted that AIM has contractually      recommendations of the Fund's Senior          organizational structure employed by AIM
agreed to waive fees and/or limit expenses  Officer. The Board noted that, upon their     and its affiliates to provide those
of the Fund through April 30, 2008 so that  direction, the Senior Officer of the Fund,    services. Based on the review of these and
total annual operating expenses are         who is independent of AIM and AIM's           other factors, the Board concluded that
limited to a specified percentage of        affiliates, had prepared an independent       AIM and its affiliates were qualified to
average daily net assets for each class of  written evaluation in order to assist the     continue to provide non-investment
the Fund. The Board considered the          Board in determining the reasonableness of    advisory services to the Fund, including
contractual nature of this fee waiver and   the proposed management fees of the AIM       administrative, transfer agency and
noted that it remains in effect until       Funds, including the Fund. The Board noted    distribution services, and that AIM and
April 30, 2008. The Board considered the    that the Senior Officer's written             its affiliates currently are providing
effect this fee waiver/expense limitation   evaluation had been relied upon by the        satisfactory non-investment advisory
would have on the Fund's estimated          Board in this regard in lieu of a             services.
expenses and concluded that the levels of   competitive bidding process. In
fee waivers/expense limitations for the     determining whether to continue the           - Other factors and current trends. The
Fund were fair and reasonable.              Advisory Agreement for the Fund, the Board    Board considered the steps that AIM and
                                            considered the Senior Officer's written       its affiliates have taken over the last
- Breakpoints and economies of scale. The   evaluation.                                   several years, and continue to take, in
Board reviewed the structure of the Fund's                                                order to improve the quality and
advisory fee under the Advisory Agreement,  - Profitability of AIM and its affiliates.    efficiency of the services they provide to
noting that it includes one breakpoint.     The Board reviewed information concerning     the Funds in the areas of investment
The Board reviewed the level of the Fund's  the profitability of AIM's (and its           performance, product line diversification,
advisory fees, and noted that such fees,    affiliates') investment advisory and other    distribution, fund operations, shareholder
as a percentage of the Fund's net assets,   activities and its financial condition.       services and compliance. The Board
would decrease as net assets increase       The Board considered the overall              concluded that these steps taken by AIM
because the Advisory Agreement includes a   profitability of AIM, as well as the          have improved, and are likely to continue
breakpoint. The Board noted that, due to    profitability of AIM in connection with       to improve, the quality and efficiency of
the Fund's asset levels at the end of the   managing the Fund. The Board noted that       the services AIM and its affiliates
past calendar year and the way in which     AIM's operations remain profitable,           provide to the Fund in each of these
the advisory fee breakpoint has been        although increased expenses in recent         areas, and support the Board's approval of
structured, the Fund has yet to benefit     years have reduced AIM's profitability.       the continuance of the Advisory Agreement
from the breakpoint. The Board concluded    Based on the review of the profitability      for the Fund.
that the Fund's fee levels under the        of AIM's and its affiliates' investment
Advisory Agreement therefore would reflect  advisory and other activities and its
economies of scale at higher asset levels   financial condition, the Board concluded
and that it was not necessary to change     that the compensation to be paid by the
the advisory fee breakpoints in the Fund's  Fund to AIM under its Advisory Agreement
advisory fee schedule.                      was not excessive.

- Investments in affiliated money market    - Benefits of soft dollars to AIM. The
funds. The Board also took into account     Board considered the benefits realized by
the fact that uninvested cash and cash      AIM as a result of brokerage transactions
collateral from securities lending          executed through "soft dollar"
arrangements, if any (collectively, "cash   arrangements. Under these arrangements,
balances") of the Fund may be invested in   brokerage commissions paid by the Fund
money market funds advised by AIM pursuant  and/or other funds advised by AIM are used
to the terms of an SEC exemptive order.     to pay for research and execution
The Board found that the Fund may realize   services. This research may be used by AIM
certain benefits upon investing cash        in making investment decisions for the
balances in AIM advised money market        Fund. The Board concluded that such
funds, including a higher net return,       arrangements were appropriate.
increased liquidity, increased
diversification or decreased transaction    - AIM's financial soundness in light of
costs. The Board also found that the Fund   the Fund's needs. The Board considered
will not receive reduced services if it     whether AIM is financially sound and has
invests its cash balances in such money     the resources necessary to perform its
market funds. The Board noted that, to the  obligations under the Advisory Agreement, extent the Fund invests uninvested cash in  and concluded that AIM has the financial
affiliated money market funds, AIM has      resources necessary to fulfill its
voluntarily agreed to waive a portion of    obligations under the Advisory Agreement.
the advisory fees it receives from the
Fund attributable to such investment. The   - Historical relationship between the Fund
Board further determined that the proposed  and AIM. In determining whether to
securities lending program and related      continue the Advisory Agreement for the
procedures with respect to the lending      Fund, the Board also considered the prior
Fund is in the best interests of the        relationship between AIM and the Fund, as
lending Fund and its respective             well as the Board's knowledge of AIM's
shareholders. The Board therefore           operations, and concluded that it was
concluded that the investment of cash       beneficial to maintain the current
collateral received in connection with the  relationship, in part, because of such
securities lending program in the money     knowledge. The Board also reviewed the
market funds according to the procedures    general nature of the non-investment
is in the best interests of the lending     advisory services currently performed by
Fund and its respective shareholders.       AIM and its affiliates, such as
                                            administrative, transfer agency and
                                            distribution services, and the fees
                                            received by AIM and its affiliates for
                                            performing such services. In addition to
                                            reviewing such services, the

AIM V.I. Diversified Income Fund

SCHEDULE OF INVESTMENTS

December 31, 2006


                                                PRINCIPAL
                                                  AMOUNT            VALUE
----------------------------------------------------------------------------
U.S. DOLLAR DENOMINATED BONDS & NOTES-82.56%

AEROSPACE & DEFENSE-0.73%

Systems 2001 Asset Trust LLC (United
  Kingdom)- Series 2001, Class G, Pass
  Through Ctfs., (INS-MBIA Insurance Corp.)
  6.66%, 09/15/13 (Acquired
  02/09/05-10/27/05; Cost $365,115)(a)(b)(c)   $    332,451      $   348,294
============================================================================

AGRICULTURAL PRODUCTS-0.41%

Corn Products International Inc., Sr. Unsec.
  Notes, 8.25%, 07/15/07(b)                         190,000          192,692
============================================================================

APPAREL RETAIL-0.28%

Gap Inc. (The), Unsec. Notes, 6.90%,
  09/15/07(b)                                       130,000          131,348
============================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.52%

Bank of New York Institutional Capital Trust-
  Series A, Trust Pfd. Bonds, 7.78%, 12/01/26
  (Acquired 06/12/03; Cost $298,178)(a)(b)          250,000          259,082
----------------------------------------------------------------------------
GAMCO Investors, Inc., Sr. Unsec. Unsub.
  Notes,
  5.22%, 02/17/07(b)                                155,000          154,907
----------------------------------------------------------------------------
Mellon Capital II-Series B, Jr. Unsec. Gtd.
  Sub. Trust Pfd. Bonds, 8.00%, 01/15/27(b)         180,000          187,969
----------------------------------------------------------------------------
Nuveen Investments, Inc., Sr. Unsec. Sub.
  Notes,
  5.50%, 09/15/15(b)                                125,000          120,941
============================================================================
                                                                     722,899
============================================================================

AUTOMOBILE MANUFACTURERS-1.07%

DaimlerChrysler North America Holding Corp.,
  Gtd. Floating Rate Global Notes,
  5.60%, 03/07/07(b)(d)                             205,000          205,040
----------------------------------------------------------------------------
  Notes,
  4.13%, 03/07/07(b)                                305,000          304,292
============================================================================
                                                                     509,332
============================================================================

BROADCASTING & CABLE TV-6.52%

Adelphia Communications Corp., Sr. Unsec.
  Unsub. Notes, 10.88%, 10/01/10(b)(e)               90,000           82,800
----------------------------------------------------------------------------
CBS Corp.,
  Sr. Unsec. Gtd. Global Notes,
  5.63%, 05/01/07(b)                                530,000          530,064
----------------------------------------------------------------------------
  Unsec. Gtd. Deb.,
  7.88%, 09/01/23(b)                                 80,000           84,488
----------------------------------------------------------------------------
Clear Channel Communications, Inc., Sr.
  Unsec. Notes, 3.13%, 02/01/07(b)                  180,000          179,672
----------------------------------------------------------------------------
Comcast Cable Communications Holdings Inc.,
  Unsec. Gtd. Global Notes, 9.46%,
  11/15/22(b)                                       440,000          572,590
----------------------------------------------------------------------------
Comcast Corp., Sr. Sub. Deb., 10.63%,
  07/15/12(b)                                       485,000          587,025
----------------------------------------------------------------------------
Cox Enterprises, Inc., Notes, 8.00%, 02/15/07
  (Acquired 01/27/06-02/24/06; Cost
  $533,412)(a)(b)                                   520,000          521,253
----------------------------------------------------------------------------
CSC Holdings Inc.,
  Sr. Unsec. Notes,
  7.88%, 12/15/07(b)                                155,000          157,712
----------------------------------------------------------------------------

                                                PRINCIPAL
                                                  AMOUNT            VALUE
----------------------------------------------------------------------------

BROADCASTING & CABLE TV-(CONTINUED)

  Series B, Sr. Unsec. Unsub. Notes,
  7.63%, 04/01/11(b)                           $     55,000      $    56,306
----------------------------------------------------------------------------
Hearst-Argyle Television Inc.,, Sr. Unsec.
  Unsub. Notes, 7.00%, 11/15/07(b)                  145,000          146,504
----------------------------------------------------------------------------
Time Warner Entertainment Co. L.P., Sr.
  Unsec. Deb., 8.38%, 03/15/23(b)                   150,000          175,909
============================================================================
                                                                   3,094,323
============================================================================

BUILDING PRODUCTS-0.24%

Masco Corp., Unsec. Notes, 4.63%, 08/15/07(b)       115,000          114,420
============================================================================

CASINOS & GAMING-0.76%

Harrah's Operating Co., Inc., Sr. Unsec. Gtd.
  Global Notes, 7.13%, 06/01/07(b)                  360,000          360,990
============================================================================

COMPUTER & ELECTRONICS RETAIL-0.42%

RadioShack Corp., Unsec. Notes, 6.95%,
  09/01/07(b)                                       200,000          201,056
============================================================================

CONSUMER FINANCE-8.17%

Capital One Capital I, Sub. Floating Rate
  Trust Pfd. Bonds, 6.92%, 02/01/27 (Acquired
  09/15/04-04/12/06; Cost $486,249)(a)(b)(d)        480,000          484,013
----------------------------------------------------------------------------
Ford Motor Credit Co.,
  Floating Rate Medium Term Notes,
  6.19%, 09/28/07(b)(d)                             240,000          240,087
----------------------------------------------------------------------------
  Medium Term Notes,
  7.75%, 02/15/07(b)                                 50,000           50,102
----------------------------------------------------------------------------
  Notes,
  6.63%, 06/16/08(b)                                240,000          241,061
----------------------------------------------------------------------------
  Sr. Unsec. Notes,
  4.95%, 01/15/08(b)                              1,000,000          987,450
----------------------------------------------------------------------------
  Unsec. Floating Rate Euro Medium Term
  Notes,
  5.56%, 03/13/07(b)(d)                             310,000          308,062
----------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Floating Rate Medium Term Notes,
  6.27%, 01/16/07(b)(d)                             720,000          720,807
----------------------------------------------------------------------------
  6.23%, 03/20/07(b)(d)                             130,000          130,168
----------------------------------------------------------------------------
  Global Notes,
  6.15%, 04/05/07(b)                                230,000          230,504
----------------------------------------------------------------------------
  Series GM, Sr. Medium Term Notes,
  6.31%, 11/30/07(b)                                482,000          482,709
============================================================================
                                                                   3,874,963
============================================================================

DEPARTMENT STORES-0.34%

JC Penney Corp. Inc., Unsec. Deb., 8.13%,
  04/01/27(b)                                       160,000          163,272
============================================================================

AIM V.I. Diversified Income Fund


                                                PRINCIPAL
                                                  AMOUNT            VALUE
----------------------------------------------------------------------------

DIVERSIFIED BANKS-7.76%

Bangkok Bank PCL (Hong Kong), Unsec. Sub.
  Notes,
  9.03%, 03/15/29 (Acquired
  04/21/05-05/11/06; Cost $493,483)(a)(b)      $    400,000      $   498,260
----------------------------------------------------------------------------
BankAmerica Institutional-Series A, Gtd.
  Trust Pfd. Bonds, 8.07%, 12/31/26 (Acquired
  02/15/06-09/26/06; Cost $209,596)(a)(b)           200,000          207,602
----------------------------------------------------------------------------
BankBoston Capital Trust II-Series B, Gtd.
  Trust Pfd. Bonds, 7.75%, 12/15/26(b)              310,000          321,197
----------------------------------------------------------------------------
Barclays Bank PLC (United Kingdom), Floating
  Rate Global Notes, 4.47%, 08/08/07
  (Acquired 04/06/06; Cost $99,481)(a)(b)(d)        100,000          100,035
----------------------------------------------------------------------------
Centura Capital Trust I, Gtd. Trust Pfd.
  Notes,
  8.85%, 06/01/27 (Acquired 05/22/03; Cost
  $632,715)(a)(b)                                   500,000          528,550
----------------------------------------------------------------------------
First Empire Capital Trust I, Gtd. Trust Pfd.
  Notes, 8.23%, 02/01/27(b)                         260,000          271,843
----------------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Floating Rate Euro Notes,
  5.63%(b)(d)(f)                                    180,000          158,373
----------------------------------------------------------------------------
Mizuho Financial Group Cayman Ltd. (Cayman
  Islands), Gtd. Sub. Second Tier Euro Bonds,
  8.38%(b)(f)                                       100,000          105,705
----------------------------------------------------------------------------
National Bank of Canada (Canada), Floating
  Rate Euro Deb., 5.63%, 08/29/87,(b)(d)            200,000          163,527
----------------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)- Series B, Unsec. Sub. Floating
  Rate Euro Notes, 5.69%(b)(d)(f)                   280,000          241,995
----------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Sub. Deb.,
  8.25%, 11/01/24(b)                                140,000          174,509
----------------------------------------------------------------------------
RBS Capital Trust III, Sub. Trust Pfd. Global
  Notes, 5.51%(b)(f)                                120,000          119,352
----------------------------------------------------------------------------
Sumitomo Mitsui Banking Corp. (Japan), Sub.
  Second Tier Euro Notes, 8.15%(b)(f)               280,000          290,459
----------------------------------------------------------------------------
US Trust Capital Trust A, Trust Pfd. Bonds,
  8.41%, 02/01/27 (Acquired 02/15/06; Cost
  $277,014)(a)(b)                                   260,000          271,349
----------------------------------------------------------------------------
VTB Capital S.A. (Russia), Sr. Floating Rate
  Notes, 6.12%, 09/21/07 (Acquired 12/14/05;
  Cost $230,000)(a)(b)(d)                           230,000          230,661
============================================================================
                                                                   3,683,417
============================================================================

DIVERSIFIED CHEMICALS-0.42%

Hercules Inc., Unsec. Putable Deb., 6.60%,
  08/01/07(b)                                       200,000          200,090
============================================================================

DIVERSIFIED METALS & MINING-0.30%

Reynolds Metals Co., Medium Term Notes,
  7.00%, 05/15/09(b)                                141,000          143,663
============================================================================

DRUG RETAIL-0.17%

Rite Aid Corp., Sr. Unsec. Unsub. Notes,
  7.13%, 01/15/07(b)                                 80,000           80,300
============================================================================

ELECTRIC UTILITIES-2.19%

Commonwealth Edison Co., Unsec. Notes, 7.63%,
  01/15/07(b)                                       430,000          430,219
----------------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Global
  Notes, 13.50%, 07/15/08(b)                        160,000          177,400
----------------------------------------------------------------------------

                                                PRINCIPAL
                                                  AMOUNT            VALUE
----------------------------------------------------------------------------

ELECTRIC UTILITIES-(CONTINUED)

Potomac Electric Power Co.-Series A, Medium
  Term Notes, 7.64%, 01/17/07(b)               $    100,000      $   100,062
----------------------------------------------------------------------------
Southern Co. Capital Trust I, Gtd. Trust Pfd.
  Notes, 8.19%, 02/01/37(b)                         320,000          333,363
============================================================================
                                                                   1,041,044
============================================================================

FOOD RETAIL-1.25%

Kroger Co. (The), Notes, 7.80%, 08/15/07(b)         240,000          243,190
----------------------------------------------------------------------------
  Sr. Unsec. Notes, 7.65%, 04/15/07(b)              260,000          261,425
----------------------------------------------------------------------------
Safeway Inc., Sr. Unsec. Notes, 7.00%,
  09/15/07(b)                                        88,000           88,847
============================================================================
                                                                     593,462
============================================================================

FOREST PRODUCTS-0.11%

Weyerhaeuser Co., Unsec. Unsub. Global Notes,
  6.13%, 03/15/07(b)                                 50,000           50,060
============================================================================

GENERAL MERCHANDISE STORES-0.17%

Pantry, Inc. (The), Sr. Sub. Global Notes,
  7.75%, 02/15/14(b)                                 80,000           80,900
============================================================================

HEALTH CARE SERVICES-0.33%

Orlando Lutheran Towers Inc., Bonds, 7.75%,
  07/01/11(b)                                       155,000          154,248
============================================================================

HOME IMPROVEMENT RETAIL-0.17%

Sherwin-Williams Co. (The), Sr. Notes, 6.85%,
  02/01/07(b)                                        80,000           80,078
============================================================================

HOMEBUILDING-0.89%

D.R. Horton, Inc., Sr. Unsec. Gtd. Notes,
  8.00%, 02/01/09(b)                                200,000          209,644
----------------------------------------------------------------------------
  Sr. Unsec. Notes,
  7.88%, 08/15/11(b)                                200,000          214,814
============================================================================
                                                                     424,458
============================================================================

HOTELS, RESORTS & CRUISE LINES-0.35%

Starwood Hotels & Resorts Worldwide, Inc.,
  Sr. Gtd. Global Notes, 7.38%, 05/01/07(b)         164,000          164,615
============================================================================

HOUSEWARES & SPECIALTIES-0.05%

Newell Rubbermaid Inc., Unsec. Notes, 6.00%,
  03/15/07(b)                                        25,000           25,017
============================================================================

INSURANCE BROKERS-0.87%

Aon Corp., Unsec. Notes, 6.95%, 01/15/07(b)          20,000           20,008
----------------------------------------------------------------------------
Marsh & McLennan Cos., Inc., Sr. Unsec.
  Global Notes, 5.38%, 03/15/07(b)                  395,000          394,913
============================================================================
                                                                     414,921
============================================================================

INTEGRATED OIL & GAS-1.85%

ConocoPhillips, Unsec. Deb., 7.13%,
  03/15/28(b)                                       300,000          311,352
----------------------------------------------------------------------------
Husky Oil Ltd. (Canada), Yankee Bonds, 8.90%,
  08/15/28(b)                                       540,000          567,000
============================================================================
                                                                     878,352
============================================================================

AIM V.I. Diversified Income Fund


                                                PRINCIPAL
                                                  AMOUNT            VALUE
----------------------------------------------------------------------------

INTEGRATED TELECOMMUNICATION SERVICES-5.46%

Embarq Corp., Sr. Unsec. Notes, 7.08%,
  06/01/16(b)                                  $    230,000      $   235,048
----------------------------------------------------------------------------
TCI Communications Financing III, Gtd. Trust
  Pfd. Bonds, 9.65%, 03/31/27(b)                    450,000          476,505
----------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes, 7.50%,
  06/01/07(b)                                       250,000          251,985
----------------------------------------------------------------------------
Verizon California Inc.-Series G, Unsec.
  Deb.,
  5.50%, 01/15/09(b)                                160,000          160,402
----------------------------------------------------------------------------
Verizon Communications Inc., Unsec. Deb.,
  8.75%, 11/01/21(b)                                460,000          548,320
----------------------------------------------------------------------------
Verizon Florida Inc.-Series F, Sr. Unsec.
  Deb.,
  6.13%, 01/15/13(b)                                120,000          122,681
----------------------------------------------------------------------------
Verizon New York Inc., Unsec. Deb., 7.00%,
  12/01/33(b)                                       180,000          184,360
----------------------------------------------------------------------------
Verizon Virginia Inc.-Series A, Unsec. Global
  Deb., 4.63%, 03/15/13(b)                          648,000          611,323
============================================================================
                                                                   2,590,624
============================================================================

INTERNET RETAIL-0.30%

Expedia, Inc., Putable Bonds, 7.46%, 08/15/13
  (Acquired 08/16/06; Cost $135,000)(a)(b)          135,000          140,991
============================================================================

INVESTMENT BANKING & BROKERAGE-0.17%

Dryden Investor Trust, Bonds, 7.16%, 07/23/08
  (Acquired 04/10/06; Cost $31,022)(a)(b)            30,475           30,876
----------------------------------------------------------------------------
Jefferies Group, Inc.-Series B, Sr. Unsec.
  Notes,
  7.50%, 08/15/07(b)                                 50,000           50,586
============================================================================
                                                                      81,462
============================================================================

LIFE & HEALTH INSURANCE-2.69%

Americo Life Inc., Notes, 7.88%, 05/01/13
  (Acquired 04/25/03; Cost $93,875)(a)(b)            95,000           95,564
----------------------------------------------------------------------------
Prudential Holdings, LLC Series B, Bonds,
  (INS-Financial Security Assurance Inc.)
  7.25%, 12/18/23 (Acquired
  01/22/04-01/29/04; Cost $588,417)(a)(b)(c)        500,000          578,890
----------------------------------------------------------------------------
Sun Life Canada (U.S.) Capital Trust, Gtd.
  Trust Pfd. Notes, 8.53% (Acquired
  02/13/06-11/15/06; Cost $607,333)(a)(b)(f)        570,000          600,262
============================================================================
                                                                   1,274,716
============================================================================

MANAGED HEALTH CARE-0.28%

Cigna Corp., Unsec. Notes, 7.40%, 05/15/07(b)       130,000          130,930
============================================================================

METAL & GLASS CONTAINERS-0.31%

Owens-Brockway Glass Container Inc., Sr.
  Unsec. Gtd. Global Notes, 8.25%,
  05/15/13(b)                                       140,000          145,075
============================================================================

MOVIES & ENTERTAINMENT-2.26%

News America Holdings Inc., Sr. Unsec. Gtd.
  Deb.,
  7.75%, 12/01/45(b)                                205,000          233,427
----------------------------------------------------------------------------
Time Warner Cos., Inc., Unsec. Deb., 9.15%,
  02/01/23(b)                                       480,000          597,365
----------------------------------------------------------------------------
Time Warner Inc., Sr. Unsec. Gtd. Deb.,
  6.50%, 11/15/36(b)                                240,000          240,163
============================================================================
                                                                   1,070,955
============================================================================

                                                PRINCIPAL
                                                  AMOUNT            VALUE
----------------------------------------------------------------------------


MULTI-UTILITIES-1.58%

Ameren Corp., Bonds, 4.26%, 05/15/07(b)        $    195,000      $   194,165
----------------------------------------------------------------------------
Dominion Capital Trust I, Jr. Unsec. Gtd.
  Trust Pfd. Bonds, 7.83%, 12/01/27(b)              400,000          417,784
----------------------------------------------------------------------------
Duke Energy Indiana, Inc., Unsec. Deb.,
  7.85%, 10/15/07(b)                                 65,000           66,165
----------------------------------------------------------------------------
Sempra Energy, Sr. Notes, 4.62%, 05/17/07(b)         70,000           69,787
============================================================================
                                                                     747,901
============================================================================

OFFICE REIT'S-0.32%

EOP Operating L.P., Sr. Unsec. Notes, 7.75%,
  11/15/07(b)                                       150,000          153,111
============================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.66%

Pemex Project Funding Master Trust, Unsec.
  Gtd. Unsub. Global Notes,
  5.75%, 12/15/15(b)                                325,000          324,447
----------------------------------------------------------------------------
  8.63%, 02/01/22(b)                                675,000          836,359
----------------------------------------------------------------------------
Talisman Energy Inc. (Canada), Unsec. Unsub.
  Yankee Deb., 7.13%, 06/01/07(b)                   100,000          100,504
============================================================================
                                                                   1,261,310
============================================================================

OIL & GAS REFINING & MARKETING-0.18%

Premcor Refining Group Inc. (The), Sr. Unsec.
  Global Notes,, 9.50%, 02/01/13(b)                  80,000           86,504
============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-9.55%

BankAmerica Capital II-Series 2, Jr. Unsec.
  Gtd. Sub. Trust Pfd. Notes, 8.00%,
  12/15/26(b)                                       130,000          134,840
----------------------------------------------------------------------------
General Electric Capital Corp., Unsec.
  Floating Rate Putable Deb., 5.11%,
  09/01/07(b)(d)                                     50,000           49,755
----------------------------------------------------------------------------
JPM Capital Trust I, Gtd. Trust Pfd. Notes,
  7.54%, 01/15/27(b)                                300,000          312,477
----------------------------------------------------------------------------
Mizuho JGB Investment LLC-Series A, Sub.
  Bonds,
  9.87% (Acquired 06/16/04-03/03/06; Cost
  $787,636)(a)(b)(f)                                700,000          743,316
----------------------------------------------------------------------------
NB Capital Trust IV, Gtd. Trust Pfd. Bonds,
  8.25%, 04/15/27(b)                                280,000          293,199
----------------------------------------------------------------------------
Pemex Finance Ltd. (Mexico), Sr. Unsec.
  Global Notes,
  8.02%, 05/15/07(b)                                 85,000           85,513
----------------------------------------------------------------------------
  Series 1999-2, Class A1, Global Bonds,
  9.69%, 08/15/09(b)                                368,500          388,358
----------------------------------------------------------------------------
Regional Diversified Funding (Cayman
  Islands),
  Sr. Notes, 9.25%, 03/15/30 (Acquired
  01/10/03-09/22/04; Cost $525,327)(a)(b)           453,889          515,600
----------------------------------------------------------------------------
  Class A-1a, Sr. Floating Rate Notes,
  5.71%, 01/25/36 (Acquired 03/21/05; Cost
  $493,302)(a)(b)(d)(g)                             493,302          480,610
----------------------------------------------------------------------------
Residential Capital LLC,
  Sr. Unsec. Floating Rate Global Notes,
  6.74%, 06/29/07(b)(d)                             250,000          251,211
----------------------------------------------------------------------------
  Sr. Unsec. Gtd. Floating Rate Notes,
  5.85%, 06/09/08(b)(d)                             395,000          394,627
----------------------------------------------------------------------------

AIM V.I. Diversified Income Fund


                                                PRINCIPAL
                                                  AMOUNT            VALUE
----------------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Twin Reefs Pass-Through Trust, Floating Rate
  Pass Through Ctfs., 6.35% (Acquired
  12/07/04-04/03/06; Cost
  $300,332)(a)(b)(d)(f)                        $    300,000      $   300,571
----------------------------------------------------------------------------
Two-Rock Pass-Through Trust (Bermuda),
  Floating Rate Pass Through Ctfs., 6.32%
  (Acquired 11/10/06; Cost
  $220,260)(a)(b)(d)(f)                             220,000          216,748
----------------------------------------------------------------------------
UFJ Finance Aruba AEC (Aruba), Gtd. Sub.
  Second Tier Euro Bonds, 8.75%(b)(f)               250,000          263,979
----------------------------------------------------------------------------
Windsor Financing LLC, Sr. Gtd. Notes, 5.88%,
  07/15/17 (Acquired 02/07/06; Cost
  $102,859)(a)(b)                                   102,859          102,391
============================================================================
                                                                   4,533,195
============================================================================

PAPER PRODUCTS-0.19%

International Paper Co., Unsec. Notes, 7.63%,
  01/15/07(b)                                        91,000           91,055
============================================================================

PROPERTY & CASUALTY INSURANCE-5.68%

Executive Risk Capital Trust-Series B, Gtd.
  Trust Pfd. Bonds, 8.68%, 02/01/27(b)              260,000          272,363
----------------------------------------------------------------------------
First American Capital Trust I, Gtd. Trust
  Pfd. Notes, 8.50%, 04/15/12(b)                    790,000          838,277
----------------------------------------------------------------------------
North Front Pass-Through Trust, Bonds, 5.81%,
  12/15/24 (Acquired 12/08/04; Cost
  $351,994)(a)(b)                                   350,000          345,674
----------------------------------------------------------------------------
Oil Casualty Insurance Ltd. (Bermuda), Unsec.
  Sub. Deb., 8.00%, 09/15/34 (Acquired
  04/29/05-06/09/05; Cost $352,536)(a)(b)           330,000          328,848
----------------------------------------------------------------------------
Oil Insurance Ltd., Notes, 7.56% (Acquired
  06/15/06; Cost $870,000)(a)(b)(f)                 870,000          908,445
============================================================================
                                                                   2,693,607
============================================================================

PUBLISHING-0.23%

Belo Corp., Sr. Unsec. Unsub. Notes, 7.13%,
  06/01/07(b)                                       110,000          110,785
============================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-1.40%

Realogy Corp.,
  Sr. Floating Rate Notes, 6.07%, 10/20/09
  (Acquired 10/13/06; Cost $45,000)(a)(b)(d)         45,000           45,028
----------------------------------------------------------------------------
  Sr. Notes, 6.50%, 10/15/16 (Acquired
  10/13/06-10/16/06; Cost $340,659)(a)(b)           340,000          342,836
----------------------------------------------------------------------------
Southern Investments UK PLC (United Kingdom),
  Gtd. Trust Pfd. Yankee Notes, 8.23%,
  02/01/27(b)                                       270,000          274,050
============================================================================
                                                                     661,914
============================================================================

REGIONAL BANKS-3.20%

Cullen/Frost Capital Trust I, Unsec. Sub.
  Floating Rate Notes, 6.92%, 03/01/34(b)(d)        600,000          613,344
----------------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate Trust
  Pfd. Bonds, 5.94%, 06/01/28(b)(d)                 100,000           96,628
----------------------------------------------------------------------------
Popular North America Inc.-Series F, Medium
  Term Notes, 5.20%, 12/12/07(b)                    140,000          139,080
----------------------------------------------------------------------------

                                                PRINCIPAL
                                                  AMOUNT            VALUE
----------------------------------------------------------------------------

REGIONAL BANKS-(CONTINUED)

TCF National Bank, Sub. Notes, 5.00%,
  06/15/14(b)                                  $    175,000      $   171,973
----------------------------------------------------------------------------
Western Financial Bank, Unsec. Sub. Deb.,
  9.63%, 05/15/12(b)                                450,000          499,185
============================================================================
                                                                   1,520,210
============================================================================

REINSURANCE-1.33%

Reinsurance Group of America, Inc., Jr.
  Unsec. Sub. Deb., 6.75%, 12/15/65(b)              165,000          165,827
----------------------------------------------------------------------------
Stingray Pass-Through Trust, Pass Through
  Ctfs.,
  5.90%, 01/12/15 (Acquired
  01/07/05-11/03/05; Cost $493,840)(a)(b)           500,000          467,570
============================================================================
                                                                     633,397
============================================================================

SOVEREIGN DEBT-0.70%

Russian Federation (Russia)-REGS, Unsec.
  Unsub. Euro Bonds, 10.00%, 06/26/07
  (Acquired 05/14/04; Cost $364,406)(a)(b)          325,000          332,703
============================================================================

SPECIALIZED REIT'S-1.24%

Health Care Property Investors, Inc.,
  Floating Rate Medium Term Notes,
  5.81%, 09/15/08(b)(d)                             240,000          240,698
----------------------------------------------------------------------------
  Notes,
  5.63%, 05/01/17(b)                                180,000          172,550
----------------------------------------------------------------------------
Health Care REIT, Inc., Sr. Notes, 5.88%,
  05/15/15(b)                                       175,000          173,084
============================================================================
                                                                     586,332
============================================================================

STEEL-0.31%

Commercial Metals Co., Unsec. Unsub. Notes,
  6.80%, 08/01/07(b)                                145,000          145,986
============================================================================

THRIFTS & MORTGAGE FINANCE-1.63%

Dime Capital Trust I-Series A, Gtd. Trust
  Pfd. Notes, 9.33%, 05/06/27(b)                    110,000          116,384
----------------------------------------------------------------------------
Greenpoint Capital Trust I, Gtd. Sub. Trust
  Pfd. Notes, 9.10%, 06/01/27(b)                    275,000          291,236
----------------------------------------------------------------------------
Telebanc Capital Trust I, Gtd. Trust Pfd.
  Notes, 11.00%, 06/01/27(b)                        240,000          260,362
----------------------------------------------------------------------------
Washington Mutual Capital I, Gtd. Sub. Trust
  Pfd. Notes, 8.38%, 06/01/27(b)                    100,000          105,200
============================================================================
                                                                     773,182
============================================================================

TOBACCO-0.23%

Altria Group, Inc., Unsec. Notes, 7.20%,
  02/01/07(b)                                       110,000          110,131
============================================================================

TRADING COMPANIES & DISTRIBUTORS-0.87%

Western Power Distribution Holdings Ltd.
  (United Kingdom), Unsec. Unsub. Notes,
  7.38%, 12/15/28 (Acquired
  01/25/05-03/03/05; Cost $428,237)(a)(b)           375,000          414,079
============================================================================

TRUCKING-1.43%

Roadway Corp., Sr. Sec. Gtd. Global Notes,
  8.25%, 12/01/08(b)                                650,000          678,165
============================================================================

AIM V.I. Diversified Income Fund


                                                PRINCIPAL
                                                  AMOUNT            VALUE
----------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES-1.02%

Alamosa Delaware Inc., Sr. Gtd. Global Notes,
  8.50%, 01/31/12(b)                           $    190,000      $   202,096
----------------------------------------------------------------------------
Sprint Nextel Corp., Deb., 9.25%, 04/15/22(b)       235,000          282,639
============================================================================
                                                                     484,735
============================================================================
    Total U.S. Dollar Denominated Bonds &
      Notes (Cost $39,672,015)                                    39,181,269
============================================================================

ASSET-BACKED SECURITIES-4.97%

COLLATERALIZED MORTGAGE OBLIGATIONS-0.25%

Federal Home Loan Bank (FHLB)-Series TQ-2015,
  Class A, Pass Through Ctfs., 5.07%,
  10/20/15(b)                                       122,792          121,379
============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-4.72%

Citicorp Lease Pass-Through Trust-Series
  1999-1, Class A2, Pass Through Ctfs.,
  8.04%, 12/15/19 (Acquired
  07/14/00-07/27/05; Cost $781,505)(a)(b)           675,000          795,479
----------------------------------------------------------------------------
Patrons' Legacy 2003-III LILACS-III-A, Ctfs.,
  5.65%, 01/17/17 (Acquired 11/04/04; Cost
  $487,214)(a)(g)                                   475,141          470,897
----------------------------------------------------------------------------
Patrons' Legacy 2004-1 LILACS-I-Series A,
  Ctfs.,
  6.67%, 05/04/18 (Acquired 04/30/04; Cost
  $972,222)(a)(g)                                   972,222          972,582
============================================================================
                                                                   2,238,958
============================================================================
    Total Asset-Backed Securities (Cost
      $2,352,737)                                                  2,360,337
============================================================================

MUNICIPAL OBLIGATIONS-3.56%

Detroit (City of), Michigan; Series 2005 A-1,
  Taxable Capital Improvement Limited Tax GO,
  (INS-Ambac Assurance Corp.) 4.96%,
  04/01/20(b)(c)                                    130,000          122,126
----------------------------------------------------------------------------
Florida (State of) Development Finance Corp.
  (Palm Bay Academy Inc.) Series 2006 B,
  Taxable RB, 7.50%, 05/15/17(b)                     65,000           64,074
----------------------------------------------------------------------------
Indianapolis (City of), Indiana Local Public
  Improvement Bond Bank; Series
  2005 A, Taxable RB,
  4.87%, 07/15/16(b)                                100,000           96,162
----------------------------------------------------------------------------
  5.22%, 07/15/20(b)                                125,000          121,920
----------------------------------------------------------------------------
  5.28%, 01/15/22(b)                                100,000           97,369
----------------------------------------------------------------------------
Industry (City of), California Urban
  Development Agency (Project 3); Series
  2003, Taxable Allocation RB, (INS-MBIA
  Insurance Corp.)
  6.10%, 05/01/24(b)(c)                             650,000          666,705
----------------------------------------------------------------------------
Phoenix (City of), Arizona Civic Improvement
  Corp.; Series 2004, Taxable Rental Car
  Facility Charge RB (INS-Financial Guaranty
  Insurance Co.),
  3.69%, 07/01/07(b)(c)                             225,000          223,220
----------------------------------------------------------------------------
  4.21%, 07/01/08(b)(c)                             300,000          295,578
============================================================================
    Total Municipal Obligations (Cost
      $1,592,747)                                                  1,687,154
============================================================================

                                                PRINCIPAL
                                                  AMOUNT            VALUE
----------------------------------------------------------------------------


U.S. MORTGAGE-BACKED SECURITIES-2.38%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-0.87%

Pass Through Ctfs.,
  8.50%, 03/01/10(b)                           $        327      $       330
----------------------------------------------------------------------------
  6.50%, 05/01/16 to 08/01/32(b)                     30,397           31,109
----------------------------------------------------------------------------
  6.00%, 05/01/17 to 11/01/33(b)                    277,707          280,622
----------------------------------------------------------------------------
  5.50%, 09/01/17(b)                                102,376          102,582
============================================================================
                                                                     414,643
============================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-0.93%

Pass Through Ctfs.,
  7.00%, 02/01/16 to 09/01/32(b)                     47,862           49,249
----------------------------------------------------------------------------
  6.50%, 05/01/16 to 10/01/35(b)                     73,588           75,410
----------------------------------------------------------------------------
  5.00%, 11/01/18(b)                                 97,122           95,723
----------------------------------------------------------------------------
  7.50%, 04/01/29 to 10/01/29(b)                    105,277          109,937
----------------------------------------------------------------------------
  6.50%, 05/01/31(b)                                100,752(h)       103,176
----------------------------------------------------------------------------
  8.00%, 04/01/32(b)                                  6,282            6,632
============================================================================
                                                                     440,127
============================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-0.58%

Pass Through Ctfs.,
  7.50%, 06/15/23(b)                                 20,621           21,528
----------------------------------------------------------------------------
  8.50%, 11/15/24(b)                                 19,988           21,596
----------------------------------------------------------------------------
  7.00%, 07/15/31 to 08/15/31(b)                      5,188            5,363
----------------------------------------------------------------------------
  6.50%, 11/15/31 to 09/15/32(b)                     42,034           43,208
----------------------------------------------------------------------------
  6.00%, 12/15/31 to 11/15/32(b)                     60,504           61,452
----------------------------------------------------------------------------
  5.50%, 02/15/34(b)                                122,213(h)       121,739
============================================================================
                                                                     274,886
============================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $1,143,983)                                            1,129,656
============================================================================

                                                  SHARES
PREFERRED STOCKS-2.21%

LIFE & HEALTH INSURANCE-0.41%

Aegon N.V., 6.38% Pfd. (Netherlands)                  7,500          194,775
============================================================================

THRIFTS & MORTGAGE FINANCE-1.16%

Fannie Mae,
  Series J,
  6.45% Floating Rate Pfd.(d)                         5,550          278,610
----------------------------------------------------------------------------
  Series K,
  5.40% Floating Rate Pfd.(d)                         5,450          272,773
============================================================================
                                                                     551,383
============================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.64%

Telephone & Data Systems, Inc.-Series A,
  7.60% Pfd                                          12,000          300,840
============================================================================
    Total Preferred Stocks (Cost $1,048,587)                       1,046,998
============================================================================

AIM V.I. Diversified Income Fund

                                                PRINCIPAL
                                                  AMOUNT            VALUE
----------------------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED BONDS &
  NOTES-0.97%

CONSUMER FINANCE-0.97%

Takefuji Corp. (Japan), Sr. Unsec. Medium
  Term Euro Notes, 1.01%, 03/01/34 (Cost
  $527,645)(g)(i)                    JPY        100,000,000      $   459,793
============================================================================

COMMERCIAL PAPER-0.84%

BROADCASTING & CABLE TV-0.84%

Cox Communications Inc., Floating Rate,
  5.38%, 08/15/07 (Acquired 08/15/07; Cost
  $400,000)(a)(b)(d)                                400,000          400,068
============================================================================

U.S. GOVERNMENT AGENCY SECURITIES-0.62%

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-0.62%

Unsec. Floating Rate Global Notes, 3.20%,
  02/17/09 (Cost $300,000)(b)(d)                    300,000          293,469
============================================================================



                                                  SHARES            VALUE
----------------------------------------------------------------------------

WARRANTS-0.00%

INTEGRATED TELECOMMUNICATION SERVICES-0.00%

NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(a)(g)(j)(k)                        275      $         0
============================================================================

MONEY MARKET FUNDS-0.50%

Liquid Assets Portfolio-Institutional
  Class(l)                                          119,019          119,019
----------------------------------------------------------------------------
Premier Portfolio-Institutional Class(l)            119,019          119,019
============================================================================
    Total Money Market Funds (Cost $238,038)                         238,038
============================================================================
TOTAL INVESTMENTS-98.61% (Cost $47,275,752)                       46,796,782
============================================================================
OTHER ASSETS LESS LIABILITIES-1.39%                                  659,191
============================================================================
NET ASSETS-100.00%                                               $47,455,973
____________________________________________________________________________
============================================================================

Investment Abbreviations:

Ctfs.   - Certificates
Deb.    - Debentures
GO      - General Obligation Bonds
Gtd.    - Guaranteed
INS     - Insurer
JPY     - Japanese Yen
Jr.     - Junior
LILACS  - Life Insurance and Life Annuities Based Certificates
Pfd.    - Preferred
RB      - Revenue Bonds
REGS    - Regulation S
REIT    - Real Estate Investment Trust
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecure
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at December 31, 2006 was $13,079,127, which represented 27.56% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(b) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate value of these securities at December 31, 2006 was $43,608,474, which represented 91.89% of the Fund's Net Assets. See
    Note 1A.
(c) Principal and/or interest payments are secured by the bond insurance company listed.
(d) Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2006.
(e) Defaulted security. Currently, the issuer is in default with respect to interest payments. The value of this security at December 31, 2006 represented 0.17% of the Fund's Net Assets.
(f) Perpetual bond with no specified maturity date.
(g) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase. The aggregate value of these securities considered illiquid at December 31, 2006 was $2,383,882, which represented 5.02% of the Fund's Net Assets.
(h) All or a portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1N and Note 10.
(i) Foreign denominated security. Principal amount is denominated in currency indicated.
(j) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(k) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The value of this security at December 31, 2006 represented 0.00% of the Fund's Net Assets. See Note 1A.
(l) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Diversified Income Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:

Investments, at value (cost $47,037,714)             $46,558,744
----------------------------------------------------------------
Investments in affiliated money market funds (cost
  $238,038)                                              238,038
================================================================
     Total investments (cost $47,275,752)             46,796,782
================================================================
Cash                                                      58,718
----------------------------------------------------------------
Receivables for:
  Fund shares sold                                         8,912
----------------------------------------------------------------
  Dividends and interest                                 686,292
----------------------------------------------------------------
  Foreign currency contracts outstanding                   3,937
----------------------------------------------------------------
Investment for trustee deferred compensation and
  retirement plans                                        52,359
----------------------------------------------------------------
Other assets                                                 370
================================================================
Total assets                                          47,607,370
________________________________________________________________
================================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                                   6,185
----------------------------------------------------------------
  Dividends                                                  133
----------------------------------------------------------------
  Trustee deferred compensation and retirement
     plans                                                58,633
----------------------------------------------------------------
  Unrealized depreciation on credit default swap
     transactions                                          2,743
----------------------------------------------------------------
  Variation margin                                        14,804
----------------------------------------------------------------
Accrued administrative services fees                      25,958
----------------------------------------------------------------
Accrued distribution fees -- Series II                       472
----------------------------------------------------------------
Accrued trustees' and officer's fees and benefits          3,388
----------------------------------------------------------------
Accrued transfer agent fees                                  649
----------------------------------------------------------------
Accrued operating expenses                                38,432
================================================================
     Total liabilities                                   151,397
================================================================
Net assets applicable to shares outstanding          $47,455,973
________________________________________________________________
================================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                        $65,668,692
----------------------------------------------------------------
Undistributed net investment income                    2,853,143
----------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies,
  foreign currency contracts, futures contracts,
  option contracts and credit default swap
  agreements                                         (20,297,524)
----------------------------------------------------------------
Unrealized appreciation (depreciation) of
  investment securities, foreign currencies,
  foreign currency contracts, futures contracts and
  credit default swap agreements                        (768,338)
================================================================
                                                     $47,455,973
________________________________________________________________
================================================================


NET ASSETS:

Series I                                             $46,743,414
________________________________________________________________
================================================================
Series II                                            $   712,559
________________________________________________________________
================================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                               5,647,186
________________________________________________________________
================================================================
Series II                                                 86,794
________________________________________________________________
================================================================
Series I:
  Net asset value per share                          $      8.28
________________________________________________________________
================================================================
Series II:
  Net asset value per share                          $      8.21
________________________________________________________________
================================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 2006

INVESTMENT INCOME:

Interest                                              $3,058,694
----------------------------------------------------------------
Dividends                                                125,239
----------------------------------------------------------------
Dividends from affiliated money market funds              18,000
================================================================
     Total investment income                           3,201,933
================================================================

EXPENSES:

Advisory fees                                            308,867
----------------------------------------------------------------
Administrative services fees                             141,102
----------------------------------------------------------------
Custodian fees                                            17,734
----------------------------------------------------------------
Distribution fees -- Series II                             2,084
----------------------------------------------------------------
Transfer agent fees                                        7,834
----------------------------------------------------------------
Trustees' and officer's fees and benefits                 16,433
----------------------------------------------------------------
Professional services fees                                51,491
----------------------------------------------------------------
Other                                                     23,744
================================================================
     Total expenses                                      569,289
================================================================
Less: Fees waived and expense offset arrangements       (181,000)
================================================================
     Net expenses                                        388,289
================================================================
Net investment income                                  2,813,644
================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FOREIGN CURRENCY
  CONTRACTS, FUTURES CONTRACTS, OPTION CONTRACTS AND
  CREDIT DEFAULT SWAP AGREEMENTS:

Net realized gain (loss) from:
  Investment securities (includes net gains (losses)
     from securities sold to affiliates of $(3,070))     (75,028)
----------------------------------------------------------------
  Foreign currencies                                       1,721
----------------------------------------------------------------
  Foreign currency contracts                              12,686
----------------------------------------------------------------
  Futures contracts                                     (101,592)
----------------------------------------------------------------
  Option contracts written                                 9,915
----------------------------------------------------------------
  Credit default swap agreements                            (804)
================================================================
                                                        (153,102)
================================================================
Change in net unrealized appreciation (depreciation)
  of:
  Investment securities                                 (173,006)
----------------------------------------------------------------
  Foreign currencies                                         785
----------------------------------------------------------------
  Foreign currency contracts                             (21,788)
----------------------------------------------------------------
  Futures contracts                                     (315,352)
----------------------------------------------------------------
  Credit default swap agreements                          (1,771)
================================================================
                                                        (511,132)
================================================================
Net gain (loss) from investment securities, foreign
  currencies, foreign currency contracts, futures
  contracts, option contracts and credit default
  swap agreements                                       (664,234)
================================================================
Net increase in net assets resulting from operations  $2,149,410
________________________________________________________________
================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Diversified Income Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2006 and 2005

                                                                 2006            2005
-----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 2,813,644    $  2,765,023
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts, futures
    contracts, option contracts and credit default swap
    agreements                                                   (153,102)        529,078
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, foreign
    currency contracts, futures contracts and credit default
    swap agreements                                              (511,132)     (1,562,880)
=========================================================================================
    Net increase in net assets resulting from operations        2,149,410       1,731,221
=========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                     (2,878,667)     (3,444,080)
-----------------------------------------------------------------------------------------
  Series II                                                       (41,567)        (56,114)
=========================================================================================
    Decrease in net assets resulting from distributions        (2,920,234)     (3,500,194)
=========================================================================================
Share transactions-net:
  Series I                                                     (7,560,790)     (8,266,475)
-----------------------------------------------------------------------------------------
  Series II                                                      (179,546)        (46,419)
=========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (7,740,336)     (8,312,894)
=========================================================================================
    Net increase (decrease) in net assets                      (8,511,160)    (10,081,867)
=========================================================================================

NET ASSETS:

  Beginning of year                                            55,967,133      66,049,000
=========================================================================================
  End of year (including undistributed net investment income
    of $2,853,143 and $2,867,820, respectively)               $47,455,973    $ 55,967,133
_________________________________________________________________________________________
=========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Diversified Income Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Diversified Income Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains

AIM V.I. Diversified Income Fund

     (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a "fee" or a "drop". "Fee" income which is agreed upon amongst the parties at the commencement of the dollar roll and the "drop" which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act. At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the purchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

AIM V.I. Diversified Income Fund

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

L. COVERED CALL OPTIONS -- The Fund may write call options, including options on futures. A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. Written call options are recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

       An option on a futures contract gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying futures contract on the exercise date. The value of a futures contract fluctuates with changes in the market values of the securities underlying the futures contract. In writing futures contract options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of underlying portfolio securities. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M. PUT OPTIONS PURCHASED AND WRITTEN -- The Fund may purchase and write put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

N. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

O. SWAP AGREEMENTS -- The Fund may enter into various swap transactions, including interest rate, index, currency exchange rate and credit default swap contracts ("CDS") for investment purposes or to manage interest rate, currency or credit risk.

       Interest rate, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

       A CDS is an agreement between two parties ("Counterparties") to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver the corresponding bonds, or other similar bonds issued by the same reference entity to the seller, and the seller would pay the full notional value, or the "par value", of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive the fixed payment stream. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer the full notional value of the referenced obligation, and the Fund would receive the corresponding bonds or similar bonds issued by the same reference entity. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. Because the CDS is a bilateral agreement between Counterparties, the transaction can alternatively be settled by a cash payment in the case of a credit event.

AIM V.I. Diversified Income Fund


       Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by "marking to market" on a daily basis to reflect the value of the swap agreement at the end of each trading day. The Fund accrues for the fixed payments on swap agreements on a daily basis with the net amount recorded as a component of realized gain
     (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain
     (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities.

P. LOWER-RATED SECURITIES -- The Fund may invest in lower-quality debt securities, i.e., "junk bonds". Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors' claims.

Q. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                              RATE
---------------------------------------------------------------------
First $250 million                                              0.60%
---------------------------------------------------------------------
Over $250 million                                               0.55%
 ____________________________________________________________________
=====================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 0.75% and Series II shares to 1.00% of average daily net assets, through at least April 30, 2008. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2006, AIM waived advisory fees of $179,148.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2006, AMVESCAP did not reimburse any such expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. The Fund may reimburse AIM for up to 0.25% of average daily assets invested by each insurance company providing administrative services to the Fund. Pursuant to such agreement, for the year ended December 31, 2006, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $91,102 for services provided by insurance companies.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with AIM Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2006, expenses incurred under the Plan are shown in the Statement of Operations as distribution fees.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

AIM V.I. Diversified Income Fund

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2006.

                                                                         CHANGE IN
                                                                         UNREALIZED                                    REALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND       GAIN
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      12/31/06        INCOME       (LOSS)
-------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class            $124,432        $12,320,493       $(12,325,906)         $   --          $119,019        $ 8,998      $   --
-------------------------------------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class                  --          5,465,614         (5,346,595)             --           119,019          4,644          --
-------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class             124,432          6,863,019         (6,987,451)             --                --          4,358          --
===============================================================================================================================
  Total
    Investments
    in
    Affiliates     $248,864        $24,649,126       $(24,659,952)         $   --          $238,038        $18,000      $   --
_______________________________________________________________________________________________________________________________
===============================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2006, the Fund engaged in securities sales of $84,322, which resulted in net realized gains (losses) of $(3,070), and securities purchases of $1,084,564.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) custodian credits which result from periodic overnight cash balances at the custodian and (ii) a one time custodian fee credit to be used to offset future custodian fees. For the year ended December 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $1,852.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2006, the Fund paid legal fees of $3,963 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

AIM V.I. Diversified Income Fund

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--FOREIGN CURRENCY CONTRACTS

                                        OPEN FOREIGN CURRENCY CONTRACTS AT PERIOD END
-----------------------------------------------------------------------------------------------------------------------------
                                                                        CONTRACT TO
                                                                ----------------------------        VALUE         UNREALIZED
SETTLEMENT DATE                                                    DELIVER         RECEIVE        12/31/06       APPRECIATION
-----------------------------------------------------------------------------------------------------------------------------
01/11/07                                                        JPY 50,000,000   USD 424,827      $420,890          $3,937
_____________________________________________________________________________________________________________________________
=============================================================================================================================

Currency Abbreviations:

JPY  - Japanese Yen
USD  - United States Dollar

NOTE 9--OPTION CONTRACTS WRITTEN

                                       TRANSACTIONS DURING THE PERIOD
------------------------------------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS    PUT OPTION CONTRACTS
                                                              ---------------------    ---------------------
                                                              NUMBER OF    PREMIUMS    NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED    CONTRACTS    RECEIVED
------------------------------------------------------------------------------------------------------------
Beginning of period                                               --       $    --         --       $    --
------------------------------------------------------------------------------------------------------------
Written                                                           20         3,400         42         6,790
------------------------------------------------------------------------------------------------------------
Closed                                                            --            --        (26)       (3,995)
------------------------------------------------------------------------------------------------------------
Exercised                                                         --            --         --            --
------------------------------------------------------------------------------------------------------------
Expired                                                          (20)       (3,400)       (16)       (2,795)
============================================================================================================
End of period                                                     --       $    --         --       $    --
____________________________________________________________________________________________________________
============================================================================================================

AIM V.I. Diversified Income Fund

NOTE 10--FUTURES CONTRACTS

On December 31, 2006, $222,965 principal amount of U.S. Mortgage-Backed obligations were pledged as collateral to cover margin requirements for open futures contracts.

                                           OPEN FUTURES CONTRACTS AT PERIOD END
--------------------------------------------------------------------------------------------------------------------------
                                                                                                              UNREALIZED
                                                              NUMBER OF       MONTH/           VALUE         APPRECIATION
CONTRACT                                                      CONTRACTS     COMMITMENT       12/31/06       (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------
Long Gilt                                                         10       Mar-07/Long      $ 2,117,780       $ (32,915)
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 2 Year Notes                                        65       Mar-07/Long       13,262,031         (50,741)
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Notes                                      139       Mar-07/Long       14,938,156        (186,316)
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 30 Year Bonds                                       15       Mar-07/Long        1,671,563         (34,233)
==========================================================================================================================
  Subtotal                                                                                   31,989,530        (304,205)
==========================================================================================================================
Japan 10 Year Bond                                                 1       Mar-07/Short      (1,126,376)          5,462
--------------------------------------------------------------------------------------------------------------------------
Eurodollar GLOBEX2 E-Trade                                        30       Dec-07/Short      (7,128,750)          7,279
==========================================================================================================================
  Subtotal                                                                                   (8,255,126)         12,741
==========================================================================================================================
                                                                                            $23,734,404       $(291,464)
__________________________________________________________________________________________________________________________
==========================================================================================================================

NOTE 11--CREDIT DEFAULT SWAPS

                                        OPEN CREDIT DEFAULT SWAP AGREEMENTS AT PERIOD END
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       NOTIONAL      UNREALIZED
                                                             BUY/SELL     PAY/RECEIVE    EXPIRATION     AMOUNT      APPRECIATION
COUNTERPARTY                       REFERENCE ENTITY         PROTECTION    FIXED RATE        DATE        (000)      (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers, Inc.          Dow Jones CDX.NA.IG Index       Buy               0.40%    12/20/11      $1,000        $(1,771)
_________________________________________________________________________________________________________________________________
=================================================================================================================================

AIM V.I. Diversified Income Fund

NOTE 12--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2006 and 2005 was as follows:

                                                                 2006          2005
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $2,920,234    $3,500,194
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2006, the components of net assets on a tax basis were as follows:

                                                                    2006
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  2,922,920
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments           (502,876)
----------------------------------------------------------------------------
Temporary book/tax differences                                       (53,141)
----------------------------------------------------------------------------
Capital loss carryforward                                        (20,346,428)
----------------------------------------------------------------------------
Post-October capital loss deferral                                  (211,171)
----------------------------------------------------------------------------
Post-October currency loss deferral                                  (22,023)
----------------------------------------------------------------------------
Shares of beneficial interest                                     65,668,692
============================================================================
  Total net assets                                              $ 47,455,973
____________________________________________________________________________
============================================================================


The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the treatment of partnership and defaulted bonds and the realization for tax purposes of unrealized gains on certain foreign currency contracts, futures contracts and credit default swaps. The tax-basis net unrealized appreciation (depreciation) on investments amount includes appreciation (depreciation) on foreign currencies, futures contracts and credit default swaps of $(25,213).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of December 31, 2006 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2007                                                $ 2,582,661
-----------------------------------------------------------------------------
December 31, 2008                                                  4,437,761
-----------------------------------------------------------------------------
December 31, 2009                                                  6,105,069
-----------------------------------------------------------------------------
December 31, 2010                                                  6,879,053
-----------------------------------------------------------------------------
December 31, 2014                                                    341,884
=============================================================================
Total capital loss carryforward                                  $20,346,428
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 13--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2006 was $36,291,607 and $43,400,649, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities          $ 284,455
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (762,118)
===============================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                        $(477,663)
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $47,274,445.

AIM V.I. Diversified Income Fund

NOTE 14--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and paydowns, dollar roll transactions, credit default swaps and capital loss carryforwards, on December 31, 2006, undistributed net investment income was increased by $91,913, undistributed net realized gain (loss) was increased by $24,546 and shares of beneficial interest decreased by $116,459. This reclassification had no effect on the net assets of the Fund.

NOTE 15--SHARE INFORMATION

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED
                                                                                    DECEMBER 31,
                                                              --------------------------------------------------------
                                                                       2006(A)                         2005
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                       305,992    $  2,591,467     4,117,347    $ 35,952,572
----------------------------------------------------------------------------------------------------------------------
  Series II                                                       12,578         106,190        91,797         794,699
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       345,164       2,878,667       411,971       3,444,080
----------------------------------------------------------------------------------------------------------------------
  Series II                                                        5,026          41,567         6,769          56,114
======================================================================================================================
Reacquired:
  Series I                                                    (1,533,737)    (13,030,924)   (5,441,529)    (47,663,127)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                      (38,705)       (327,303)     (103,637)       (897,232)
======================================================================================================================
                                                                (903,682)   $ (7,740,336)     (917,282)   $ (8,312,894)
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 74% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 16--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and currently intends for the Fund to adopt FIN 48 provisions during the fiscal year ending December 31, 2007.

AIM V.I. Diversified Income Fund


NOTE 17--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      {SERIES I
                                                              ----------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                               2006           2005          2004       2003       2002
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.43        $  8.74       $  8.82    $  8.60    $  9.13
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                       0.46           0.40          0.36       0.42       0.55
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.08)         (0.15)         0.08       0.37      (0.35)
========================================================================================================================
    Total from investment operations                             0.38           0.25          0.44       0.79       0.20
========================================================================================================================
Less dividends from net investment income                       (0.53)         (0.56)        (0.52)     (0.57)     (0.73)
========================================================================================================================
Net asset value, end of period                                $  8.28        $  8.43       $  8.74    $  8.82    $  8.60
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                  4.48%          2.90%         5.03%      9.24%      2.30%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $46,743        $55,065       $65,069    $71,860    $70,642
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets                          0.75%(c)(d)    0.89%(d)      1.01%      0.95%      0.94%
========================================================================================================================
Ratio of net investment income to average net assets             5.47%(c)       4.54%         4.01%      4.71%      6.15%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                            78%            92%          113%       153%        86%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $50,644,181.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.10% and 1.08% for the years ended December 31, 2006 and 2005, respectively.

                                                                                          {SERIES II
                                                              ------------------------------------------------------------------
                                                                                                              MARCH 14, 2002
                                                                      YEAR ENDED DECEMBER 31,             (DATE SALES COMMENCED)
                                                              ----------------------------------------       TO DECEMBER 31,
                                                               2006          2005      2004      2003              2002
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $8.36         $8.67     $8.78     $8.58             $ 8.97
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                     0.44          0.38      0.33      0.40               0.42
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               (0.09)        (0.15)     0.08      0.37              (0.08)
================================================================================================================================
    Total from investment operations                           0.35          0.23      0.41      0.77               0.34
================================================================================================================================
Less dividends from net investment income                     (0.50)        (0.54)    (0.52)    (0.57)             (0.73)
================================================================================================================================
Net asset value, end of period                                $8.21         $8.36     $8.67     $8.78             $ 8.58
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                4.17%         2.67%     4.69%     9.02%              3.90%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 713         $ 902     $ 980     $ 762             $  124
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets                        1.00%(c)(d)   1.14%(d)  1.26%     1.20%              1.19%(e)
================================================================================================================================
Ratio of net investment income to average net assets           5.22%(c)      4.29%     3.76%     4.46%              5.90%(e)
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate(f)                                       78%           92%      113%      153%                86%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $833,576.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.35% and 1.33% for the years ended December 31, 2006 and 2005, respectively.
(e)  Annualized.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM V.I. Diversified Income Fund


NOTE 18--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing; and

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. Diversified Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Diversified Income Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Diversified Income Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2006, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

February 14, 2007
Houston, Texas

AIM V.I. Diversified Income Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2006:

     FEDERAL AND STATE INCOME TAX

    Corporate Dividends Received
      Deduction*                         1.41%


      * The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

AIM V.I. Diversified Income Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993           Director and Chairman, A I M Management    None
   Trustee and Vice Chair                         Group Inc. (financial services holding
                                                  company); Director and Vice Chairman,
                                                  AMVESCAP PLC; Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm) and
                                                  Trustee and Vice Chair of The AIM Family
                                                  of Funds--Registered Trademark--

                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer);
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and President
                                                  and Principal Executive Officer of The
                                                  AIM Family of Funds--Registered
                                                  Trademark--
-------------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954     2006           Director, Chief Executive Officer and      None
   Trustee, President and                         President, A I M Management Group Inc.,
   Principal                                      AIM Mutual Fund Dealer Inc. (registered
   Executive Officer                              broker dealer), AIM Funds Management
                                                  Inc. (registered investment advisor) and
                                                  1371 Preferred Inc. (holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc., INVESCO Funds Group, Inc.
                                                  (registered investment advisor and
                                                  register transfer agent) and AIM GP
                                                  Canada Inc. (general partner for a
                                                  limited partnership); Director, A I M
                                                  Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Director and
                                                  Chairman, AIM Investment Services, Inc.,
                                                  Fund Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); Director, President and
                                                  Chairman, AVZ Callco Inc. (holding
                                                  company); AMVESCAP Inc. (holding
                                                  company) and AIM Canada Holdings Inc.
                                                  (holding company); Director and Chief
                                                  Executive Officer, AIM Trimark Corporate
                                                  Class Inc. (formerly AIM Trimark Global
                                                  Fund Inc.) (corporate mutual fund
                                                  company) and AIM Trimark Canada Fund
                                                  Inc. (corporate mutual fund company);
                                                  Trustee, President and Principal
                                                  Executive Officer of The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); Trustee and
                                                  Executive Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); and Manager,
                                                  Powershares Capital Management LLC

                                                  Formerly: President and Principal
                                                  Executive Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); Chairman, AIM
                                                  Canada Holdings, Inc.; Executive Vice
                                                  President and Chief Operations Officer,
                                                  AIM Funds Management Inc.; President,
                                                  AIM Trimark Global Fund Inc. and AIM
                                                  Trimark Canada Fund Inc.; and Director,
                                                  Trimark Trust (federally regulated
                                                  Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company
                                                  Formerly: Partner, law firm of Baker &     (2 portfolios))
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Founder, Green, Manning & Bunch Ltd.,      None
   Trustee                                        (investment banking firm); and Director,
                                                  Policy Studies, Inc. and Van Gilder
                                                  Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation (property casualty company)

                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and Director of various
                                                  affiliated Volvo companies; and
                                                  Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund
                                                  company); and Owner, Dos Angelos Ranch,    (non-profit)
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)

-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company
                                                                                             (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    Director, Mainstay VP Series
   Trustee                                        Formerly: Partner, Deloitte & Touche       Funds, Inc. (21 portfolios)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. Diversified Income Fund


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER     PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIP(S)
TRUST                              SINCE          DURING PAST 5 YEARS                       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Senior Vice President and Senior Officer  N/A
   Senior Vice President and                      of The AIM Family of Funds--Registered
   Senior Officer                                 Trademark--
                                                  Formerly: Director of Compliance and
                                                  Assistant General Counsel, ICON
                                                  Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962            2006           Director, Senior Vice President,          N/A
   Senior Vice President, Chief                   Secretary and General Counsel, A I M
   Legal Officer and Secretary                    Management Group Inc. and A I M
                                                  Advisors, Inc.; Director, Vice President
                                                  and Secretary, INVESCO Distributors,
                                                  Inc.; Vice President and Secretary,
                                                  A I M Capital Management, Inc., AIM
                                                  Investment Services, Inc., and Fund
                                                  Management Company; Senior Vice
                                                  President and Secretary, A I M
                                                  Distributors, Inc.; Director and Vice
                                                  President, INVESCO Funds Group Inc.;
                                                  Senior Vice President, Chief Legal
                                                  Officer and Secretary of The AIM Family
                                                  of Funds--Registered Trademark--; and
                                                  Manager, Powershares Capital Management
                                                  LLC

                                                  Formerly: Chief Operating Officer,
                                                  Senior Vice President, General Counsel,
                                                  and Secretary, Liberty Ridge Capital,
                                                  Inc. (an investment adviser); Vice
                                                  President and Secretary, PBHG Funds (an
                                                  investment company); Vice President and
                                                  Secretary, PBHG Insurance Series Fund
                                                  (an investment company); General Counsel
                                                  and Secretary, Pilgrim Baxter Value
                                                  Investors (an investment adviser); Chief
                                                  Operating Officer, General Counsel and
                                                  Secretary, Old Mutual Investment
                                                  Partners (a broker-dealer); General
                                                  Counsel and Secretary, Old Mutual Fund
                                                  Services (an administrator); General
                                                  Counsel and Secretary, Old Mutual
                                                  Shareholder Services (a shareholder
                                                  servicing center); Executive Vice
                                                  President, General Counsel and
                                                  Secretary, Old Mutual Capital, Inc. (an
                                                  investment adviser); and Vice President
                                                  and Secretary, Old Mutual Advisors Funds
                                                  (an investment company)
------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Global Compliance Director, AMVESCAP      N/A
   Vice President                                 PLC; and Vice President of The AIM
                                                  Family of Funds--Registered Trademark--

                                                  Formerly: Senior Vice President, A I M
                                                  Management Group Inc. (financial
                                                  services holding company); Senior Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Advisors, Inc. and The AIM Family
                                                  of Funds--Registered Trademark--; Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Vice President, AIM
                                                  Investment Services, Inc. and Fund
                                                  Management Company; Senior Vice
                                                  President and Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; and Senior Vice President
                                                  and Compliance Director, Delaware
                                                  Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Senior Vice President and General
   Vice President                                 Counsel, AMVESCAP PLC; Director, INVESCO
                                                  Funds Group, Inc.; and Vice President of
                                                  The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Director, Vice President and    N/A
                                                  General Counsel, Fund Management
                                                  Company; Director, Senior Vice
                                                  President, Secretary and General
                                                  Counsel, A I M Management Group Inc. and
                                                  A I M Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Senior Vice President, A I M
                                                  Distributors, Inc.; Vice President,
                                                  A I M Capital Management, Inc. and AIM
                                                  Investment Services, Inc.; Senior Vice
                                                  President, Chief Legal Officer and
                                                  Secretary of The AIM Family of
                                                  Funds--Registered Trademark--; Chief
                                                  Executive Officer and President, INVESCO
                                                  Funds Group, Inc.; and Senior Vice
                                                  President, and General Counsel, Liberty
                                                  Financial Companies, Inc. and Senior
                                                  Vice President and General Counsel
                                                  Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M  N/A
   Vice President, Principal                      Advisors, Inc.; and Vice President,
   Financial Officer and                          Treasurer and Principal Officer of The
   Treasurer                                      AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief           N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc. and Vice President
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, Senior Vice
                                                  President and Senior Investment Officer,
                                                  A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing     N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc. and The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); and
                                                  President and Principal Executive
                                                  Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust Only)
                                                  Formerly: Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only)
------------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967         2005           Anti-Money Laundering Compliance          N/A
   Anti-Money Laundering                          Officer, A I M Advisors, Inc., A I M
   Compliance Officer                             Capital Management, Inc., A I M
                                                  Distributors, Inc., AIM Investment
                                                  Services, Inc., AIM Private Asset
                                                  Management, Inc., Fund Management
                                                  Company and The AIM Family of
                                                  Funds--Registered Trademark--
                                                  Formerly: Manager of the Fraud
                                                  Prevention Department, AIM Investment
                                                  Services, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958        2006           Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                       Group Inc.; Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc.; and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company

                                                  Formerly: Global Head of Product
                                                  Development, AIG-Global Investment
                                                  Group, Inc.; Chief Compliance Officer
                                                  and Deputy General Counsel,
                                                  AIG-SunAmerica Asset Management; and
                                                  Chief Compliance Officer, Chief
                                                  Operating Officer and Deputy General
                                                  Counsel, American General Investment
                                                  Management
------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            225 Franklin Street
Floor                         1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
Philadelphia, PA 19103-7599   Americas
                              New York, NY 10036-2714

DOMESTIC EQUITY
                                                                                                              AIM V.I. DYNAMICS FUND

MID-CAP GROWTH                                                                     Annual Report to Shareholders - December 31, 2006

The Fund provides a complete list of its
holdings four times in each fiscal year,
at the quarter-ends. For the second and
fourth quarters, the lists appear in the
Fund's semiannual and annual reports to
shareholders. For the first and third
quarters, the Fund files the lists with
the Securities and Exchange Commission
(SEC) on Form N-Q. The Fund's Form N-Q
filings are available on the SEC Web site,
sec.gov. Copies of the Fund's Forms N-Q
may be reviewed and copied at the SEC
Public Reference Room in Washington,
D.C. You can obtain information on the                                          [COVER GLOBE IMAGE]
operation of the Public Reference Room,
including information about duplicating
fee charges, by calling 202-942-8090 or
800-732-0330, or by electronic request at
the following E-mail address:
publicinfo@sec.gov. The SEC file numbers
for the Fund are 811-07452 and 033-57340.
The Fund's most recent portfolio holdings,
as filed on Form N-Q, have also been made
available to insurance companies issuing
variable annuity contracts and variable
life insurance policies ("variable
products") that invest in the Fund.

A description of the policies and
procedures that the Fund uses to determine
how to vote proxies relating to portfolio                                                               AIM V.I. DYNAMICS FUND SEEKS
securities is available without charge,                                                                    LONG-TERM CAPITAL GROWTH.
upon request, from our Client Services
department at 800-410-4246 or on the AIM
Web site, AIMinvestments.com. On the home
page, scroll down and click on AIM Funds
Proxy Policy. The information is also
available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June
30, 2006, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu.
The information is also available on the SEC Web site, sec.gov.

                                                   UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF DECEMBER
                                                  31, 2006, AND IS BASED ON TOTAL NET ASSETS.

                                             ======================================================================================
                                             THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS
   [AIM INVESTMENTS LOGO]                    AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING
  --Registered Trademark--                   SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.
                                             ======================================================================================

                                                                NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

                                                                                   AIM V.I. DYNAMICS FUND

Management's discussion of Fund performance                                        industries and companies with strong drivers of
================================================================================   growth.
PERFORMANCE SUMMARY                                                                   Risk management plays an important role in
                                                                                   portfolio construction, as our target portfolio
For the year ended December 31, 2006, AIM V.I. Dynamics Fund, excluding variable   attempts to limit volatility and downside risk.
product issuer charges, had double-digit returns and outperformed the broad        We seek to accomplish this goal by investing in
market, as measured by the S&P 500 --REGISTERED TRADEMARK-- Index, and the Fund's  sectors, industries and companies with attractive
style-specific index, the Russell Midcap --REGISTERED TRADEMARK-- Growth Index.    fundamental prospects. We limit the Fund's sector
                                                                                   exposure and also seek to minimize stock-specific
      Solid stock selection and strong performance by mid-cap stocks enabled the   risk by building a diversified portfolio.
Fund to outperform the large-cap oriented S&P 500 Index. Stock selection across
sectors also enabled the Fund to outperform the Russell Midcap Growth Index.          We consider selling a stock for any of the
                                                                                   following reasons:
      Your Fund's long-term performance appears on pages 4-5.
                                                                                   - The stock is overvalued based on our analysis.
FUND VS. INDEXES
                                                                                   - A change in fundamental metrics indicates
Total returns, 12/31/05-12/31/06, excluding variable product issuer charges.       potential problems.
If variable product issuer charges were included, returns would be lower.
                                                                                   - A change in market capitalization--if a stock
Series I Shares                                                           16.11%   grows and moves into the large-cap range.
Series II Shares                                                          15.84
S&P 500 Index (Broad Market Index)                                        15.78    - A better stock candidate with higher potential
Russell Midcap Growth Index (Style-Specific Index)                        10.66    return is found.
Lipper Mid-Cap Growth Funds Index (Peer Group Index)                      11.02
SOURCE: LIPPER INC.                                                                MARKET CONDITIONS AND YOUR FUND
================================================================================
                                                                                   Domestic equities posted solid returns in 2006,
HOW WE INVEST                             - Earnings-focus on companies            leaving several major market indexes near
                                          exhibiting strong growth in earnings,    multi-year highs. Strong economic growth,
We believe a growth investment strategy   revenue and cash flows                   favorable corporate earnings results and
is an essential component of a diversi-                                            continued benign inflation benefited equities,
fied portfolio.                                                                    offsetting high energy prices, a slowing housing
                                                                                   market and the U.S. Federal Reserve Board's
      Our investment process combines     - Quality-focus on companies with        (the Fed) tightening campaign.
quantitative and fundamental analysis    sustain-able earnings growth and
to uncover companies exhibiting long-     management teams that profitably            While small-cap stocks continued to lead the
term, sustainable earnings and cash       reinvest shareholder cash flow           market higher, large- and mid-cap stocks also had
flow growth that is not yet reflected                                              double-digit returns. Additionally, value stocks
by the stock's market price.                                                       outperformed growth stocks. Positive performance
                                                                                   was broad among Russell Midcap
      Our quantitative model ranks        - Valuation-focus on companies that
companies based on factors we have        are attractively valued given their
found to be highly correlated with        growth potential
outperformance in the mid-cap growth
universe, including:                         Stocks that are ranked highest by
                                          our quantitative model are the focus
                                          of our fundamental research efforts.
                                          Our fundamental analysis focuses on
                                          identifying both

====================================================================================================================================
PORTFOLIO COMPOSITION                     TOP FIVE INDUSTRIES*                     TOP 10 EQUITY HOLDINGS*
------------------------------------------------------------------------------------------------------------------------------------
By sector                                 1. Application Software            4.3%  1. Precision Castparts Corp.                 1.5%
Information Technology             18.7%  2. Aerospace & Defense             4.3   2. NII Holdings Inc.                         1.5
Industrials                        16.5   3. Wireless Telecommunication            3. CB Richard Ellis Group, Inc.-Class A      1.4
Consumer Discretionary             16.2      Services                        4.3   4. Burger King Holdings Inc.                 1.3
Health Care                        15.5   4. Pharmaceuticals                 4.0   5. Polo Ralph Lauren Corp.                   1.3
Financials                          9.9   5. Computer Storage & Peripherals  3.5   6. Hilton Hotels Corp.                       1.3
Energy                              7.6   Total Net Assets       $120.81 million   7. Corrections Corp. of America              1.3
Telecommunication Services          5.2   Total Number of Holdings*          105   8. Aveta, Inc.                               1.3
Consumer Staples                    3.6                                            9. Cooper Industries, Ltd.-Class A           1.3
Materials                           2.1                                            10.Foster Wheeler Ltd.                       1.3
Money Market Funds Plus
Other Assets Less Liabilities       4.7

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
====================================================================================================================================

                                       2

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
                                                                                           AIM V.I. DYNAMICS FUND

Growth Index sectors with the best returns         The energy sector experienced wide      IN CLOSING
found in telecommunication services,          swings but finished positive for the year.
materials and utilities.                      In this volatile environment, the Fund       Although we are pleased to have provided
                                              benefited from strong stock selection and    strong absolute and relative performance
     The Fund benefited from positive         an overweight position relative to the       for the year, we are always striving to
absolute performance in nine out of 10        style-specific index. Within this sector,    improve performance and help you meetyour
economic sectors, with the highest            one of the top contributors to Fund          financial goals.
positive impact on performance coming from    performance for the year was AVENTINE
holdings in the industrials, information      RENEWABLE ENERGY HOLDINGS, one of the             WE THANK YOU FOR YOUR COMMITMENT TO
technology and consumer discretionary         leading producers and marketers of           AIM V.I. DYNAMICS FUND.
sectors. On a relative basis, the Fund        ethanol. Aventine's stock price was up
outperformed the Russell Midcap Growth        close to 75% for the year due to strong
Index in seven out of 10 sectors, with the    demand and rising prices for ethanol. This
widest margin of outperformance in the        stock was also sold before the end of the    The views and opinions expressed in
industrials, consumer discretionary,          fiscal year.                                 management's discussion of Fund
consumer staples and energy sectors.                                                       performance are those of A I M Advisors,
                                                   Our investment process led us to        Inc. These views and opinions are subject
     The industrials sector rallied during    increase the Fund's exposure in the          to change at any time based on factors
much of the year, and the Fund benefited      telecommunication services sectors as we     such as market and economic conditions.
from solid performance from holdings in a     identified a number of attractive            These views and opinions may not be
number of different industries including      investment opportunities. Within this        relied upon as investment advice or
aerospace and defense and commercial          sector, the Fund's overweight position and   recommendations, or as an offer for a
services and supplies. One holding that       stock selection drove outperformance         particular security. The information is
made a significant contribution to            versus the Russell Midcap Growth Index.      not a complete analysis of every aspect
performance was CORRECTIONS CORP. OF                                                       of any market, country, industry,
AMERICA, the nation's largest owner and            The Fund underperformed relative to     security or the Fund. Statements of fact
operator of privatized detention and          the Russell Midcap Growth Index in three     are from sources considered reliable, but
juvenile facilities. The stock price of       sectors--financials, materials and           A I M Advisors, Inc. makes no represent
this holding rose after the company was       utilities. The widest margin of              ation or warranty as to their
able to secure a number of new contracts      underperformance was in the financials       completeness or accuracy. Although
with government agencies.                     sector, where stock selection and an         historical performance is no guarantee of
                                              underweight position in real estate          future results, these insights may help
     Despite facing a number of headwinds,    investment trust (REIT) holdings were the    you understand our investment management
consumer spending remained resilient         key detractors from performance. However,    philosophy.
throughout much of 2006, and the Fund         one holding that offset some of this
benefited from solid stock selection in a     underperformance in the financials sector                   PAUL J. RASPLICKA
variety of different areas, including the     was commercial real estate services                         Chartered Financial
textiles, apparel and luxury goods            holding CB RICHARD ELLIS, which was up          [RASPLICKA  Analyst, senior portfolio
industry. Holdings in this industry that      more than 60% in 2006.                            PHOTO]    manager, is lead manager
made key contributions included POLO RALPH                                                                of AIM V.I. Dynamics
LAUREN AND COACH. The Fund also benefited          An underweight position and stock                      Fund. Mr. Rasplicka
by not owning many of the home builder        selection in the materials sector also       began his investment career in 1982. A
stocks that performed poorly during the       contributed to underperformance. In this     native of Denver, Mr. Rasplicka is a
year.                                         sector, SMURFIT STONE CONTAINER detracted    magna cum laude graduate of the
                                              from Fund returns. We subsequently sold      University of Colorado at Boulder with a
     The Fund also benefited from strong      this holding due to deteriorating            business administration. He earned an
stock selection within the more defensive     fundamentals.                                B.S. in M.B.A. from the University of
consumer staples sector. Within this                                                       Chicago.
sector, one holding that made a                    Underperformance in the utilities                      KARL F. FARMER
significant contribution to Fund              sector was largely due to the fact that                     Chartered Financial
performance was ARCHER-DANIELS MIDLAND,       the Fund had no exposure in the utilities        [FARMER    Analyst, portfolio
one of the world's largest processors of      sector, as many utilities stocks performed        PHOTO]    manager, is a manager of
corn, wheat and oilseeds. One of the          well during the year.                                       AIM V.I. Dynamics Fund.
products the company produces with corn is                                                                He spent six years as a
ethanol, so the company benefited from             During the year, the most significant   pension actuary, focusing on retirement
high demand and rising prices of ethanol.     changes to portfolio positioning included    plans and other benefit programs prior to
Ethanol was in strong demand after many       additions to the industrials, materials      joining AIM in 1998. He earned a B.S. in
refiners phased out the use of MTBE, a        and financials sectors and reductions in     economics from Texas A&M University,
fuel additive, due to legal concerns. This    the energy, consumer discretionary and       graduating magna cum laude. He subse-
stock was sold before the end of the year     information technology sectors. All          quently earned his M.B.A. in finance from
due to concerns about valuation.              changes to the Fund were based on our        The Wharton School at the University of
                                              bottom-up stock selection process of         Pennsylvania.
                                              identifying high quality growth companies
                                              trading at what we believe are attractive    Assisted by the Mid-Cap Growth/GARP
                                              valuations.                                  (growth at a reasonable price) Team

                                                                                           FOR A DISCUSSION OF THE RISKS OF
                                                                                           INVESTING IN YOUR FUND, INDEXES USED
                                                                                           IN THIS REPORT AND YOUR FUND'S LONG-
                                                                                           TERM PERFORMANCE, PLEASE SEE PAGES 4-5.

                                        3
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
                                                                                          AIM V.I. DYNAMICS FUND
YOUR FUND'S LONG-TERM PERFORMANCE


===========================================   RESTATED HISTORICAL PERFORMANCE OF SERIES I FUNDS, IS CURRENTLY OFFERED THROUGH
AVERAGE ANNUAL TOTAL RETURNS                  SHARES (FOR PERIODS PRIOR TO INCEPTION OF   INSURANCE COMPANIES ISSUING VARIABLE
                                              SERIES II SHARES) ADJUSTED TO REFLECT THE   PRODUCTS. YOU CANNOT PURCHASE SHARES OF
As of 12/31/06                                RULE 12b-1 FEES APPLICABLE TO SERIES II     THE FUND DIRECTLY. PERFORMANCE FIGURES
SERIES I SHARES                               SHARES. THE INCEPTION DATE OF SERIES I      GIVEN REPRESENT THE FUND AND ARE NOT
Inception (8/22/97)        6.12%              SHARES IS AUGUST 22, 1997. THE PERFORMANCE  INTENDED TO REFLECT ACTUAL VARIABLE
 5 Years                   6.46               OF THE FUND'S SERIES I AND SERIES II SHARE  PRODUCT VALUES. THEY DO NOT REFLECT SALES
 1 Year                   16.11               CLASSES WILL DIFFER PRIMARILY DUE TO        CHARGES, EXPENSES AND FEES  ASSESSED IN
                                              DIFFERENT CLASS EXPENSES.                   CONNECTION WITH A VARIABLE PRODUCT. SALES
SERIES II SHARES                                                                          CHARGES, EXPENSES AND FEES, WHICH ARE
Inception                  5.86%                   THE PERFORMANCE DATA QUOTED REPRESENT  DETERMINED BY THE VARIABLE PRODUCT
 5 Years                   6.20               PAST PERFORMANCE AND CANNOT GUARANTEE       ISSUERS, WILL VARY AND WILL LOWER THE
 1 Year                   15.84               COMPARABLE FUTURE RESULTS; CURRENT          TOTAL RETURN.
===========================================   PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE
===========================================   CONTACT YOUR VARIABLE PRODUCT ISSUER OR        PER NASD REQUIREMENTS, THE MOST RECENT
 CUMULATIVE TOTAL RETURNS                     FINANCIAL ADVISOR FOR THE MOST RECENT       MONTH-END PERFORMANCE DATA AT THE FUND
                                              MONTH END VARIABLE PRODUCT PERFORMANCE.     LEVEL, EXCLUDING VARIABLE PRODUCT CHARGES,
6 months ended 12/31/06                       PERFORMANCE FIGURES REFLECT FUND EXPENSES,  IS AVAILABLE ON THIS AIM AUTOMATED
                                              REINVESTED DISTRIBUTIONS AND CHANGES IN NET INFORMATION LINE, 866-702-4402. AS
Series I Shares            8.13%              ASSET VALUE. INVESTMENT RETURN AND          MENTIONED ABOVE, FOR THE MOST RECENT
Series II Shares           8.05               PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU  MONTH-END PERFORMANCE INCLUDING VARIABLE
===========================================   MAY HAVE A GAIN OR LOSS WHEN YOU SELL       PRODUCT CHARGES, PLEASE CONTACT YOUR
SERIES II SHARES' INCEPTION DATE IS APRIL     SHARES.                                     VARIABLE PRODUCT ISSUER OR FINANCIAL
30, 2004. RETURNS SINCE THAT DATE ARE                                                     ADVISOR.
HISTORICAL. ALL OTHER RETURNS ARE THE             AIM V.I. DYNAMICS FUND, A SERIES
BLENDED RETURNS OF THE HISTORICAL             PORTFOLIO OF AIM VARIABLE INSURANCE
PERFORMANCE OF SERIES II SHARES SINCE THEIR
INCEPTION AND THE
====================================================================================================================================

PRINCIPAL RISKS OF INVESTING IN THE FUND           The prices of securities held by the        If the seller of a repurchase
                                              Fund may decline in response to market      agreement in which the Fund invests
Prices of equity securities change in         risks.                                      defaults on its obligation or declares
response to many factors including the                                                    bankruptcy, the Fund may experience delays
historical and prospective earnings of the         The Fund may use enhanced investment   in selling the securities underlying the
issuer, the value of its assets, general      techniques such as derivatives. The         repurchase agreement.
economic conditions, interest rates,          principal risk of investments in
investor perceptions and market liquidity.    derivatives is that the fluctuations in          There is no guarantee that the
                                              their values may not correlate perfectly    investment techniques and risk analyses
     Growth investing may be more volatile    with the overall securities markets.        used by the Fund's portfolio managers will
than other investment styles because          Derivatives are subject to counter party    produce the desired results.
growth stocks are more sensitive to           risk--the risk that the other party will
investor perceptions of an issuing            not complete the transaction with the       ABOUT INDEXES USED IN THIS REPORT
company's growth potential.                   Fund.
                                                                                          The unmanaged STANDARD & POOR'S COMPOSITE
     At any given time, the Fund may be            Foreign securities have additional     INDEX OF 500 STOCKS (the S&P 500 Index) is
subject to sector risk, which means a         risks, including exchange rate changes,     an index of common stocks fre-quently
certain sector may under perform other        political and economic upheaval, the        used as a general measure of U.S. stock
sectors or the market as a whole. The Fund    relative lack of information about these    market performance.
is not limited with respect to the sectors    companies, relatively low market liquidity
in which it can invest.                       and the potential lack of strict financial       The unmanaged LIPPER MID-CAP GROWTH
                                              and accounting controls and standards.      FUNDS INDEX represents an average of the
     Investing in a fund that invests in                                                  performance of the 30 largest
smaller companies involves risks not               Investing in emerging markets          mid-capitalization growth funds tracked by
associated with investing in more             involves greater risk than investing in     Lipper Inc., an independent mutual fund
established companies, such as business       more established markets. The risks         performance monitor.
risk, stock price fluctuations and            include the relatively smaller size and
illiquidity.                                  lesser liquidity of these markets, high          The unmanaged RUSSELL MIDCAP GROWTH
                                              inflation rates, adverse political          INDEX is a subset of the Russell Midcap
     Investments in mid-size companies        developments and lack of timely             Index, which represents the performance of
carry greater risk than investments in        information.                                the stocks of domestic mid-capitalization
larger, more established companies.                                                       companies; the Growth subset measures the
                                                   To the extent the Fund holds cash or   performance of
                                              cash equivalents rather than equity
                                              securities for risk management purposes,
                                              the Fund may not achieve its investment
                                              objective.

                                                             Continued on page 5

                                                                                          AIM V.I. DYNAMICS FUND

Past performance cannot guarantee compara-    value of an investment, is constructed
ble future results.                           with each segment representing a percent
                                              change in the value of the investment. In
     This chart, which is a logarithmic       this chart, each segment represents a
chart, presents the fluctuations in the       doubling, or 100% change, in the value of
value of the Fund and its indexes. We         the investment. In other words, the space
believe that a logarithmic chart is more      between $5,000 and $10,000 is the same
effective than other types of charts in       size as the space between $10,000 and
illustrating changes in value during the      $20,000 and so on.
early years shown in the chart. The
vertical axis, the one that indicates the
dollar
====================================================================================================================================

CONTINUED FROM PAGE 4

Russell Midcap companies with higher               The Fund is not managed to track the   asset value for shareholder transactions
price/book ratios and higher forecasted       performance of any particular index,        and the returns based on those net asset
growth values.                                including the indexes defined here, and     values may differ from the net asset
                                              consequently, the performance of the Fund   values and returns reported in the
     The Russell Midcap Growth Index is a     may deviate significantly from the          Financial Highlights. Additionally, the
trademark/service mark of the Frank           performance of the indexes.                 returns and net asset values shown
Russell Company. Russell--REGISTERED                                                      throughout this report are at the fund
TRADEMARK-- is a trademark of the Frank            A direct investment cannot be made in  level only and do not include variable
Russell Company.                              an index. Unless otherwise indicated,       product issuer charges. If such charges
                                              index results include reinvested            were included, the total returns would be
     In conjunction with the annual           dividends, and they do not reflect sales    lower.
prospectus update on or about May 1, 2007,    charges. Performance of an index of funds
the AIM V.I Dynamics Fund prospectus will     reflects fund expenses; performance of a         Industry classifications used in this
be amended to reflect that the Fund has       market index does not.                      report are generally according to the
elected to use the Lipper Variable                                                        Global Industry Classification Standard,
Underlying Funds (VUF) Mid-Cap Growth         OTHER INFORMATION                           which was developed by and is the
Funds Index as its peer group rather than                                                 exclusive property and a service mark of
the Lipper Mid-Cap Growth Funds Index. The    The returns shown in the Management's       Morgan Stanley Capital International Inc.
Lipper VUF Mid-Cap Growth Funds Index,        Discussion of Fund Performance are based    and Standard & Poor's.
recently published by Lipper Inc.,            on net asset values calculated for
comprises the largest underlying funds in     shareholder transactions. Generally              The Chartered Financial Analyst
each variable insurance category and does     accepted accounting principles require      --REGISTERED TRADEMARK--(CFA--REGISTERED
not include mortality and expense fees.       adjustments to be made to the net assets    TRADEMARK--) designation is a globally
                                              of the fund at period end for financial     recognized standard for measuring the
                                              reporting purposes, and as such, the net    competence and integrity of investment
                                                                                          professionals.

                                        5
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
==================================================================================================================
                                                 [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Fund data from 8/22/97, Index data from 8/31/97

          AIM V.I. DYNAMICS FUND
 DATE        -SERIES I SHARES      S&P 500 INDEX   RUSSELL MIDCAP GROWTH INDEX   LIPPER MID-CAP GROWTH FUNDS INDEX

8/22/97        $ 10000
   8/97           9930               $ 10000             $ 10000                          $ 10000
   9/97          10610                 10547               10506                            10716
  10/97          10240                 10196                9980                            10116
  11/97          10190                 10667               10085                             9954
  12/97          10340                 10850               10217                            10187
   1/98          10290                 10970               10033                             9995
   2/98          11240                 11761               10977                            10843
   3/98          11889                 12363               11437                            11405
   4/98          12069                 12489               11592                            11455
   5/98          11609                 12275               11115                            10787
   6/98          12179                 12773               11430                            11283
   7/98          11619                 12638               10940                            10532
   8/98           8959                 10812                8852                             8261
   9/98           9749                 11505                9522                             9123
  10/98          10550                 12440               10223                             9458
  11/98          10980                 13193               10912                            10177
  12/98          12341                 13953               12043                            11490
   1/99          13184                 14536               12404                            12060
   2/99          12462                 14085               11797                            11124
   3/99          13549                 14648               12454                            11917
   4/99          14148                 15215               13022                            12405
   5/99          14077                 14856               12854                            12354
   6/99          14849                 15679               13751                            13350
   7/99          14524                 15191               13314                            13167
   8/99          14229                 15116               13175                            13100
   9/99          14412                 14702               13063                            13483
  10/99          15682                 15632               14073                            14675
  11/99          16855                 15950               15530                            16515
  12/99          19201                 16888               18220                            19960
   1/00          18917                 16040               18216                            19618
   2/00          23001                 15736               22046                            24534
   3/00          21985                 17275               22068                            22807
   4/00          20085                 16755               19926                            19798
   5/00          18926                 16412               18473                            18019
   6/00          21822                 16816               20434                            20819
   7/00          21141                 16553               19140                            19955
   8/00          24158                 17581               22026                            22565
   9/00          24047                 16653               20949                            21480
  10/00          22056                 16582               19516                            19743
  11/00          17298                 15276               15275                            15615
  12/00          18518                 15351               16079                            16740
   1/01          19147                 15895               16998                            16968
   2/01          15527                 14447               14057                            14422
   3/01          13240                 13532               12046                            12892
   4/01          15416                 14583               14053                            14592
   5/01          15162                 14681               13987                            14712
   6/01          14989                 14323               13995                            14655
   7/01          13881                 14182               13051                            13884
   8/01          12518                 13295               12105                            12954
   9/01           9864                 12222               10104                            11086
  10/01          10912                 12455               11167                            11703
  11/01          12366                 13410               12369                            12664
  12/01          12754                 13528               12839                            13213
   1/02          12570                 13330               12422                            12708
   2/02          11401                 13073               11718                            12076
   3/02          12316                 13565               12612                            12837
   4/02          11502                 12743               11944                            12410
   5/02          11024                 12649               11588                            11996
   6/02           9773                 11749               10309                            10919
   7/02           8827                 10833                9308                             9741
   8/02           8633                 10904                9275                             9625
   9/02           7942                  9720                8538                             9027
  10/02           8765                 10575                9200                             9482
  11/02           9345                 11197                9920                            10045
  12/02           8684                 10539                9320                             9451
   1/03           8684                 10264                9229                             9311
   2/03           8542                 10109                9149                             9167
   3/03           8633                 10207                9319                             9299
   4/03           9233                 11048                9953                             9951
   5/03           9925                 11629               10911                            10774
   6/03          10066                 11778               11067                            10942
   7/03          10412                 11985               11462                            11374
   8/03          10920                 12219               12094                            11933
==================================================================================================================

                                                             SOURCE: LIPPER INC.

================================================================================
                                [MOUNTAIN CHART]

 9/03          10554         12089           11859        11533
10/03          11480         12773           12815        12438
11/03          11836         12885           13158        12733
12/03          11968         13560           13301        12799
 1/04          12253         13809           13741        13122
 2/04          12375         14001           13971        13303
 3/04          12294         13790           13944        13300
 4/04          12141         13574           13551        12878
 5/04          12344         13760           13870        13158
 6/04          12517         14027           14091        13475
 7/04          11663         13563           13158        12517
 8/04          11491         13617           12996        12301
 9/04          11969         13765           13481        12827
10/04          12253         13975           13938        13206
11/04          13006         14540           14658        13940
12/04          13565         15035           15360        14595
 1/05          13311         14669           14949        14123
 2/05          13546         14977           15328        14305
 3/05          13363         14712           15104        14020
 4/05          12621         14433           14506        13345
 5/05          13313         14892           15337        14137
 6/05          13730         14913           15622        14460
 7/05          14594         15468           16534        15292
 8/05          14615         15327           16433        15245
 9/05          14646         15451           16645        15511
10/05          14117         15193           16155        15080
11/05          14850         15767           17032        15895
12/05          15022         15773           17219        15992
 1/06          16079         16190           18250        17091
 2/06          16070         16234           18025        16943
 3/06          16589         16436           18529        17508
 4/06          17005         16657           18607        17672
 5/06          16192         16178           17732        16688
 6/06          16131         16199           17659        16696
 7/06          15510         16299           17026        15990
 8/06          15784         16686           17419        16251
 9/06          16120         17116           17816        16484
10/06          16791         17674           18500        17061
11/06          17503         18009           19226        17771
12/06          17443         18262           19054        17755
================================================================================

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
                                                                                          AIM V.I. DYNAMICS FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                       ACTUAL EXPENSES                             5% per year before expenses, which is not
                                                                                          the Fund's actual return. The Fund's
As a shareholder of the Fund, you incur       The table below provides information about  actual cumulative total returns at net
ongoing costs, including management fees;     actual account values and actual expenses.  asset value after expenses for the six
distribution and/or service (12b-1) fees;     You may use the information in this table,  months ended December 31, 2006, appear in
and other Fund expenses. This example is      together with the amount you invested, to   the table "Cumulative Total Returns" on
intended to help you understand your          estimate the expenses that you paid over    page 4.
ongoing costs (in dollars) of investing in    the period. Simply divide your account
the Fund and to compare these costs with      value by $1,000 (for example, an $8,600          The hypothetical account values and
ongoing costs of investing in other mutual    account value divided by $1,000 = 8.6),     expenses may not be used to estimate the
funds. The example is based on an             then multiply the result by the number in   actual ending account balance or expenses
investment of $1,000 invested at the          the table under the heading entitled        you paid for the period. You may use this
beginning of the period and held for the      "Actual Expenses Paid During Period" to     information to compare the ongoing costs
entire period July 1, 2006, through           estimate the expenses you paid on your      of investing in the Fund and other funds.
December 31, 2006.                            account during this period.                 To do so, compare this 5% hypothetical
                                                                                          example with the 5% hypothetical examples
     The actual and hypothetical expenses     HYPOTHETICAL EXAMPLE FOR COMPARISON         that appear in the shareholder reports of
in the examples below do not represent the    PURPOSES                                    the other funds.
effect of any fees or other expenses
assessed in connection with a variable        The table below also provides information        Please note that the expenses shown
product; if they did, the expenses shown      about hypothetical account values and       in the table are meant to highlight your
would be higher while the ending account      hypothetical expenses based on the Fund's   ongoing costs. Therefore, the hypothetical
values shown would be lower.                  actual expense ratio and an assumed rate    information is useful in comparing ongoing
                                              of return of                                costs, and will not help you determine the
                                                                                          relative total costs of owning different
                                                                                          funds.
====================================================================================================================================

                                           ACTUAL                           HYPOTHETICAL
                                                                 (5% ANNUAL RETURN BEFORE EXPENSES)
                 BEGINNING         ENDING           EXPENSES        ENDING                 EXPENSES      ANNUALIZED
SHARE          ACCOUNT VALUE    ACCOUNT VALUE     PAID DURING    ACCOUNT VALUE            PAID DURING     EXPENSE
CLASS             (7/1/06)      (12/31/06)(1)       PERIOD(2)      (12/31/06)               PERIOD(2)      RATIO
------------------------------------------------------------------------------------------------------------------------------------
Series I        $ 1,000.00       $ 1,081.30         $ 5.82         $ 1,019.61               $ 5.65          1.11%
Series II         1,000.00         1,080.50           7.13           1,018.35                 6.92          1.36
====================================================================================================================================

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 4.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

                                                                                          AIM V.I. DYNAMICS FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees of AIM Variable         - The nature and extent of the advisory     review and after taking account of all of
Insurance Funds (the "Board") oversees the    services to be provided by AIM. The Board   the other factors that the Board
management of AIM V.I. Dynamics Fund (the     reviewed the services to be provided by     considered in determining whether to
"Fund") and, as required by law,              AIM under the Advisory Agreement. Based on  continue the Advisory Agreement for the
determines annually whether to approve the    such review, the Board concluded that the   Fund, the Board concluded that no changes
continuance of the Fund's advisory            range of services to be provided by AIM     should be made to the Fund and that it was
agreement with A I M Advisors, Inc.           under the Advisory Agreement was            not necessary to change the Fund's
("AIM"). Based upon the recommendation of     appropriate and that AIM currently is       portfolio management team at this time.
the Investments Committee of the Board, at    providing services in accordance with the   Although the independent written
a meeting held on June 27, 2006, the          terms of the Advisory Agreement.            evaluation of the Fund's Senior Officer
Board, including all of the independent                                                   (discussed below) only considered Fund
trustees, approved the continuance of the     - The quality of services to be provided    performance through the most recent
advisory agreement (the "Advisory             by AIM. The Board reviewed the credentials  calendar year, the Board also reviewed
Agreement") between the Fund and AIM for      and experience of the officers and          more recent Fund performance, which did
another year, effective July 1, 2006.         employees of AIM who will provide           not change their conclusions.
                                              investment advisory services to the Fund.
     The Board considered the factors         In reviewing the qualifications of AIM to   - Meetings with the Fund's portfolio
discussed below in evaluating the fairness    provide investment advisory services, the   managers and investment personnel. With
and reasonableness of the Advisory            Board considered such issues as AIM's       respect to the Fund, the Board is meeting
Agreement at the meeting on June 27, 2006     portfolio and product review process,       periodically with such Fund's portfolio
and as part of the Board's ongoing            various back office support functions       managers and/or other investment personnel
oversight of the Fund. In their               provided by AIM and AIM's equity and fixed  and believes that such individuals are
deliberations, the Board and the              income trading operations. Based on the     competent and able to continue to carry
independent trustees did not identify any     review of these and other factors, the      out their responsibilities under the
particular factor that was controlling,       Board concluded that the quality of         Advisory Agreement.
and each trustee attributed different         services to be provided by AIM was
weights to the various factors.               appropriate and that AIM currently is       - Overall performance of AIM. The Board
                                              providing satisfactory services in          considered the overall performance of AIM
     One responsibility of the independent    accordance with the terms of the Advisory   in providing investment advisory and
Senior Officer of the Fund is to manage       Agreement.                                  portfolio administrative services to the
the process by which the Fund's proposed                                                  Fund and concluded that such performance
management fees are negotiated to ensure      - The performance of the Fund relative to   was satisfactory.
that they are negotiated in a manner which    comparable funds. The Board reviewed the
is at arms' length and reasonable. To that    performance of the Fund during the past     - Fees relative to those of clients of AIM
end, the Senior Officer must either           one, three and five calendar years against  with comparable investment strategies. The
supervise a competitive bidding process or    the performance of funds advised by other   Board reviewed the effective advisory fee
prepare an independent written evaluation.    advisors with investment strategies         rate (before waivers) for the Fund under
The Senior Officer has recommended an         comparable to those of the Fund. The Board  the Advisory Agreement. The Board noted
independent written evaluation in lieu of     noted that the Fund's performance was       that this rate was (i) above the effective
a competitive bidding process and, upon       below the median performance of such        advisory fee rates (before waivers) for
the direction of the Board, has prepared      comparable funds for the one and five year  two mutual funds advised by AIM with
such an independent written evaluation.       periods and above such median performance   investment strategies comparable to those
Such written evaluation also considered       for the three year period. The Board also   of the Fund; (ii) the same as the
certain of the factors discussed below. In    noted that AIM began serving as investment  effective advisory fee rate (before
addition, as discussed below, the Senior      advisor to the Fund in April 2004. Based    waivers) for a variable insurance fund
Officer made a recommendation to the Board    on this review and after taking account of  advised by AIM and offered to insurance
in connection with such written evaluation.   all of the other factors that the Board     company separate accounts with investment
                                              considered in determining whether to        strategies comparable to those of the
     The discussion below serves as a         continue the Advisory Agreement for the     Fund; (iii) above the effective
summary of the Senior Officer's               Fund, the Board concluded that no changes   sub-advisory fee rate for one offshore
independent written evaluation and            should be made to the Fund and that it was  fund advised and sub-advised by AIM
recommendation to the Board in connection     not necessary to change the Fund's          affiliates with investment strategies
therewith, as well as a discussion of the     portfolio management team at this time.     comparable to those of the Fund, although
material factors and the conclusions with     Although the independent written            the total advisory fees for such offshore
respect thereto that formed the basis for     evaluation of the Fund's Senior Officer     fund were above those for the Fund; and
the Board's approval of the Advisory          (discussed below) only considered Fund      (iv) above the effective sub-advisory fee
Agreement. After consideration of all of      performance through the most recent         rates for two variable insurance funds
the factors below and based on its            calendar year, the Board also reviewed      sub-advised by an AIM affiliate and
informed business judgment, the Board         more recent Fund performance, which did     offered to insurance company separate
determined that the Advisory Agreement is     not change their conclusions.               accounts with investment strategies
in the best interests of the Fund and its                                                 comparable to those of the Fund, although
shareholders and that the compensation to     - The performance of the Fund relative to   the total advisory fees for such variable
AIM under the Advisory Agreement is fair      indices. The Board reviewed the             insurance funds were the same as or above
and reasonable and would have been            performance of the Fund during the past     those for the Fund. The Board noted that
obtained through arm's length                 one, three and five calendar years against  AIM has agreed to waive advisory fees of
negotiations.                                 the performance of the Lipper Variable      the Fund and to limit the Fund's total
                                              Underlying Fund Mid-Cap Growth Index. The   operating expenses, as discussed below.
     Unless otherwise stated, information     Board noted that the Fund's performance     Based on this review, the Board concluded
presented below is as of June 27, 2006 and    was above the performance of such Index     that the advisory fee rate for the Fund
does not reflect any changes that may have    for the one and five year periods and       under the Advisory Agreement was fair and
occurred since June 27, 2006, including       comparable to such Index for the three      reasonable.
but not limited to changes to the Fund's      year period. The Board also noted that AIM
performance, advisory fees, expense           began serving as investment advisor to the  - Fees relative to those of comparable
limitations and/or fee waivers.               Fund in April 2004. Based on this           funds with other advisors. The Board
                                                                                          reviewed the advisory fee rate for the
                                                                                          Fund under the Advisory Agreement. The
                                                                                          Board compared effective contractual
                                                                                          advisory fee rates

                                                                                          AIM V.I. DYNAMICS FUND

at a common asset level at the end of the     - Investments in affiliated money market    - ates' investment advisory and other
past calendar year and noted that the         funds. The Board also took into account     activities and its financial condition,
Fund's rate was comparable to the median      the fact that uninvested cash and cash      the Board concluded that the compensation
rate of the funds advised by other            collateral from securities lending          to be paid by the Fund to AIM under its
advisors with investment strategies           arrangements, if any (collectively, "cash   Advisory Agreement was not excessive.
comparable to those of the Fund that the      balances") of the Fund may be invested in
Board reviewed. The Board noted that AIM      money market funds advised by AIM pursuant  - Benefits of soft dollars to AIM. The
has agreed to waive advisory fees of the      to the terms of an SEC exemptive order.     Board considered the benefits realized by
Fund and to limit the Fund's total            The Board found that the Fund may realize   AIM as a result of brokerage transactions
operating expenses, as discussed below.       certain benefits upon investing cash        executed through "soft dollar"
Based on this review, the Board concluded     balances in AIM advised money market        arrangements. Under these arrangements,
that the advisory fee rate for the Fund       funds, including a higher net return,       brokerage commissions paid by the Fund
under the Advisory Agreement was fair and     increased liquidity, increased              and/or other funds advised by AIM are used
reasonable.                                   diversification or decreased transaction    to pay for research and execution
                                              costs. The Board also found that the Fund   services. This research may be used by AIM
- Expense limitations and fee waivers. The    will not receive reduced services if it     in making investment decisions for the
Board noted that AIM has contractually        invests its cash balances in such money     Fund. The Board concluded that such
agreed to waive advisory fees of the Fund     market funds. The Board noted that, to the  arrangements were appropriate.
through April 30, 2008 to the extent          extent the Fund invests uninvested cash in
necessary so that the advisory fees           affiliated money market funds, AIM has      - AIM's financial soundness in light of
payable by the Fund do not exceed a           voluntarily agreed to waive a portion of    the Fund's needs. The Board considered
specified maximum advisory fee rate, which    the advisory fees it receives from the      whether AIM is financially sound and has
maximum rate includes breakpoints and is      Fund attributable to such investment. The   the resources necessary to perform its
based on net asset levels. The Board          Board further determined that the proposed  obligations under the Advisory Agreement,
considered the contractual nature of this     securities lending program and related      and concluded that AIM has the financial
fee waiver and noted that it remains in       procedures with respect to the lending      resources necessary to fulfill its
effect until April 30, 2008. The Board        Fund is in the best interests of the        obligations under the Advisory Agreement.
noted that AIM has contractually agreed to    lending Fund and its respective
waive fees and/or limit expenses of the       shareholders. The Board therefore           - Historical relationship between the Fund
Fund through April 30, 2008 in an amount      concluded that the investment of cash       and AIM. In determining whether to
necessary to limit total annual operating     collateral received in connection with the  continue the Advisory Agreement for the
expenses to a specified percentage of         securities lending program in the money     Fund, the Board also considered the prior
average daily net assets for each class of    market funds according to the procedures    relationship between AIM and the Fund, as
the Fund. The Board considered the            is in the best interests of the lending     well as the Board's knowledge of AIM's
contractual nature of this fee                Fund and its respective shareholders.       operations, and concluded that it was
waiver/expense limitation and noted that                                                  beneficial to maintain the current
it remains in effect until April 30, 2008.    - Independent written evaluation and        relationship, in part, because of such
The Board considered the effect these fee     recommendations of the Fund's Senior        knowledge. The Board also reviewed the
waivers/expense limitations would have on     Officer. The Board noted that, upon their   general nature of the non-investment
the Fund's estimated expenses and             direction, the Senior Officer of the Fund,  advisory services currently performed by
concluded that the levels of fee              who is independent of AIM and AIM's         AIM and its affiliates, such as
waivers/expense limitations for the Fund      affiliates, had prepared an independent     administrative, transfer agency and
were fair and reasonable.                     written evaluation in order to assist the   distribution services, and the fees
                                              Board in determining the reasonableness of  received by AIM and its affiliates for
- Breakpoints and economies of scale. The     the proposed management fees of the AIM     performing such services. In addition to
Board reviewed the structure of the Fund's    Funds, including the Fund. The Board noted  reviewing such services, the trustees also
advisory fee under the Advisory Agreement,    that the Senior Officer's written           considered the organizational structure
noting that it does not include any           evaluation had been relied upon by the      employed by AIM and its affiliates to
breakpoints. The Board considered whether     Board in this regard in lieu of a           provide those services. Based on the
it would be appropriate to add advisory       competitive bidding process. In             review of these and other factors, the
fee breakpoints for the Fund or whether,      determining whether to continue the         Board concluded that AIM and its
due to the nature of the Fund and the         Advisory Agreement for the Fund, the Board  affiliates were qualified to continue to
advisory fee structures of comparable         considered the Senior Officer's written     provide non-investment advisory services
funds, it was reasonable to structure the     evaluation and the recommendation made by   to the Fund, including administrative,
advisory fee without breakpoints. Based on    the Senior Officer to the Board that the    transfer agency and distribution services,
this review, the Board concluded that it      Board consider whether the advisory fee     and that AIM and its affiliates currently
was not necessary to add advisory fee         waivers for certain equity AIM Funds,       are providing satisfactory non-investment
breakpoints to the Fund's advisory fee        including the Fund, should be simplified.   advisory services.
schedule. The Board reviewed the level of     The Board concluded that it would be
the Fund's advisory fees, and noted that      advisable to consider this issue and reach  - Other factors and current trends. The
such fees, as a percentage of the Fund's      a decision prior to the expiration date of  Board considered the steps that AIM and
net assets, would remain constant under       such advisory fee waivers.                  its affiliates have taken over the last
the Advisory Agreement because the                                                        several years, and continue to take, in
Advisory Agreement does not include any       - Profitability of AIM and its affiliates.  order to improve the quality and
breakpoints. The Board noted that AIM has     The Board reviewed information concerning   efficiency of the services they provide to
contractually agreed to waive advisory        the profitability of AIM's (and its         the Funds in the areas of investment
fees of the Fund through April 30, 2008 to    affiliates') investment advisory and other  performance, product line diversification,
the extent necessary so that the advisory     activities and its financial condition.     distribution, fund operations, shareholder
fees payable by the Fund do not exceed a      The Board considered the overall            services and compliance. The Board
specified maximum advisory fee rate, which    profitability of AIM, as well as the        concluded that these steps taken by AIM
maximum rate includes breakpoints and is      profitability of AIM in connection with     have improved, and are likely to continue
based on net asset levels. The Board          managing the Fund. The Board noted that     to improve, the quality and efficiency of
concluded that the Fund's fee levels under    AIM's operations remain profitable,         the services AIM and its affiliates
the Advisory Agreement therefore would not    although increased expenses in recent       provide to the Fund in each of these
reflect economies of scale, although the      years have reduced AIM's profitability.     areas, and support the Board's approval of
advisory fee waiver reflects economies of     Based on the review of the profitability    the continuance of the Advisory Agreement
scale.                                        of AIM's and its affili                     for the Fund.

AIM V.I. Dynamics Fund

SCHEDULE OF INVESTMENTS

December 31, 2006

                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-95.25%

ADVERTISING-1.03%

Clear Channel Outdoor Holdings, Inc.-Class
  A(a)                                             44,754   $  1,249,084
========================================================================

AEROSPACE & DEFENSE-4.26%

Armor Holdings, Inc.(a)                            22,361      1,226,501
------------------------------------------------------------------------
KBR, Inc.(a)                                       24,794        648,611
------------------------------------------------------------------------
Precision Castparts Corp.                          23,126      1,810,303
------------------------------------------------------------------------
Spirit Aerosystems Holdings Inc.-Class A(a)        43,509      1,456,246
========================================================================
                                                               5,141,661
========================================================================

AGRICULTURAL PRODUCTS-1.51%

Bunge Ltd.                                         16,160      1,171,762
------------------------------------------------------------------------
Corn Products International, Inc.                  18,722        646,658
========================================================================
                                                               1,818,420
========================================================================

AIR FREIGHT & LOGISTICS-1.25%

UTI Worldwide, Inc.(b)                             50,566      1,511,923
========================================================================

ALTERNATIVE CARRIERS-0.99%

Level 3 Communications, Inc.(a)                   213,109      1,193,410
========================================================================

APPAREL RETAIL-1.06%

Abercrombie & Fitch Co.-Class A                    18,359      1,278,337
========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-3.42%

Carter's, Inc.(a)                                  51,395      1,310,572
------------------------------------------------------------------------
Coach, Inc.(a)                                     28,521      1,225,262
------------------------------------------------------------------------
Polo Ralph Lauren Corp.                            20,536      1,594,826
========================================================================
                                                               4,130,660
========================================================================

APPLICATION SOFTWARE-4.33%

Amdocs Ltd.(a)                                     32,363      1,254,066
------------------------------------------------------------------------
BEA Systems, Inc.(a)                               51,188        643,945
------------------------------------------------------------------------
Cadence Design Systems, Inc.(a)                    67,144      1,202,549
------------------------------------------------------------------------
Citrix Systems, Inc.(a)                            39,558      1,070,044
------------------------------------------------------------------------
TIBCO Software Inc.(a)                            112,711      1,063,992
========================================================================
                                                               5,234,596
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.65%

AllianceBernstein Holding L.P.                      9,806        788,402
========================================================================

BIOTECHNOLOGY-2.51%

Celgene Corp.(a)(c)                                21,000      1,208,130
------------------------------------------------------------------------
Cephalon, Inc.(a)(b)                               12,069        849,778
------------------------------------------------------------------------
Human Genome Sciences, Inc.(a)                     53,000        659,320
------------------------------------------------------------------------
Vertex Pharmaceuticals Inc.(a)                      8,500        318,070
========================================================================
                                                               3,035,298
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------

BUILDING PRODUCTS-0.50%

NCI Building Systems, Inc.(a)                      11,715   $    606,251
========================================================================

CASINOS & GAMING-1.18%

Scientific Games Corp.-Class A(a)                  47,281      1,429,305
========================================================================

COMMUNICATIONS EQUIPMENT-0.54%

Comverse Technology, Inc.(a)                       30,711        648,309
========================================================================

COMPUTER STORAGE & PERIPHERALS-3.47%

Logitech International S.A.
  (Switzerland)(a)(d)                              43,797      1,257,213
------------------------------------------------------------------------
Network Appliance, Inc.(a)                         19,469        764,742
------------------------------------------------------------------------
QLogic Corp.(a)                                    55,851      1,224,254
------------------------------------------------------------------------
Seagate Technology                                 35,471        939,981
========================================================================
                                                               4,186,190
========================================================================

CONSTRUCTION & ENGINEERING-1.26%

Foster Wheeler Ltd.(a)                             27,692      1,526,937
========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.70%

Joy Global Inc.                                    17,448        843,436
========================================================================

CONSUMER ELECTRONICS-0.96%

Harman International Industries, Inc.              11,644      1,163,352
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.10%

Alliance Data Systems Corp.(a)                     19,127      1,194,864
------------------------------------------------------------------------
Fidelity National Information Services, Inc.       33,329      1,336,159
========================================================================
                                                               2,531,023
========================================================================

DEPARTMENT STORES-1.08%

Nordstrom, Inc.                                    26,540      1,309,484
========================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-2.33%

Corrections Corp. of America(a)                    34,267      1,549,896
------------------------------------------------------------------------
IHS Inc.-Class A(a)                                31,878      1,258,544
========================================================================
                                                               2,808,440
========================================================================

DIVERSIFIED METALS & MINING-0.51%

Freeport-McMoRan Copper & Gold, Inc.-Class B       10,955        610,522
========================================================================

DRUG RETAIL-0.97%

Shoppers Drug Mart Corp. (Canada)                  27,336      1,173,972
========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-2.41%

Acuity Brands, Inc.                                26,602      1,384,368
------------------------------------------------------------------------
Cooper Industries, Ltd.-Class A                    16,886      1,527,001
========================================================================
                                                               2,911,369
========================================================================

AIM V.I. Dynamics Fund

                                                 SHARES        VALUE
------------------------------------------------------------------------

ELECTRONIC EQUIPMENT MANUFACTURERS-1.37%

Agilent Technologies, Inc.(a)                      14,179   $    494,138
------------------------------------------------------------------------
Amphenol Corp.-Class A                             18,682      1,159,779
========================================================================
                                                               1,653,917
========================================================================

ELECTRONIC MANUFACTURING SERVICES-0.81%

Molex Inc.-Class A                                 35,173        974,292
========================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.61%

Potash Corp. of Saskatchewan Inc. (Canada)          5,146        738,348
========================================================================

HEALTH CARE DISTRIBUTORS-1.00%

Schein (Henry), Inc.(a)                            24,755      1,212,500
========================================================================

HEALTH CARE EQUIPMENT-0.99%

Hologic, Inc.(a)                                   25,182      1,190,605
========================================================================

HEALTH CARE FACILITIES-1.01%

Psychiatric Solutions, Inc.(a)(b)                  32,372      1,214,598
========================================================================

HEALTH CARE SERVICES-1.64%

HealthExtras, Inc.(a)                              38,000        915,800
------------------------------------------------------------------------
Healthways, Inc.(a)                                22,300      1,063,933
========================================================================
                                                               1,979,733
========================================================================

HEALTH CARE TECHNOLOGY-0.98%

Cerner Corp.(a)                                    25,974      1,181,817
========================================================================

HOTELS, RESORTS & CRUISE LINES-2.51%

Hilton Hotels Corp.                                45,657      1,593,429
------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.          23,088      1,443,000
========================================================================
                                                               3,036,429
========================================================================

HOUSEWARES & SPECIALTIES-1.05%

Jarden Corp.(a)(b)                                 36,286      1,262,390
========================================================================

INDUSTRIAL CONGLOMERATES-1.21%

McDermott International, Inc.(a)                   28,700      1,459,682
========================================================================

INDUSTRIAL MACHINERY-1.03%

Kaydon Corp.                                       31,298      1,243,783
========================================================================

INTERNET SOFTWARE & SERVICES-1.12%

aQuantive, Inc.(a)(b)                              28,923        713,241
------------------------------------------------------------------------
WebEx Communications, Inc.(a)                      18,485        644,942
========================================================================
                                                               1,358,183
========================================================================

INVESTMENT BANKING & BROKERAGE-2.83%

E*TRADE Financial Corp.(a)                         27,678        620,541
------------------------------------------------------------------------
FBR Capital Markets Corp. (Acquired 07/14/06;
  Cost $690,000)(a)(e)(f)                          46,000        690,000
------------------------------------------------------------------------
Lazard Ltd.-Class A (Bermuda)                      18,058        854,866
------------------------------------------------------------------------
Schwab (Charles) Corp. (The)                       64,972      1,256,558
========================================================================
                                                               3,421,965
========================================================================

IT CONSULTING & OTHER SERVICES-1.04%

Cognizant Technology Solutions Corp.-Class
  A(a)                                             16,302      1,257,862
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES-1.00%

Pharmaceutical Product Development, Inc.           37,646   $  1,212,954
========================================================================

MANAGED HEALTH CARE-2.28%

Aveta, Inc. (Acquired 12/21/05-05/22/06; Cost
  $1,300,095)(a)(e)(f)                             90,000      1,530,000
------------------------------------------------------------------------
Humana Inc.(a)                                     22,127      1,223,844
========================================================================
                                                               2,753,844
========================================================================

MARINE-0.52%

American Commercial Lines Inc.(a)                   9,649        632,106
========================================================================

OFFICE REIT'S-0.41%

Douglas Emmett, Inc.                               18,698        497,180
========================================================================

OIL & GAS DRILLING-1.88%

ENSCO International Inc.(b)                        22,436      1,123,146
------------------------------------------------------------------------
GlobalSantaFe Corp.                                19,555      1,149,443
========================================================================
                                                               2,272,589
========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.74%

Cameron International Corp.(a)                     21,442      1,137,498
------------------------------------------------------------------------
National-Oilwell Varco Inc.(a)                     18,037      1,103,504
------------------------------------------------------------------------
Weatherford International Ltd.(a)                  25,651      1,071,955
========================================================================
                                                               3,312,957
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.00%

Rosetta Resources, Inc.(a)(g)                      68,200      1,273,294
------------------------------------------------------------------------
Southwestern Energy Co.(a)                         32,577      1,141,824
========================================================================
                                                               2,415,118
========================================================================

OIL & GAS STORAGE & TRANSPORTATION-0.96%

Williams Cos., Inc. (The)                          44,563      1,163,986
========================================================================

PERSONAL PRODUCTS-1.13%

Bare Escentuals, Inc.(a)                           43,800      1,360,866
========================================================================

PHARMACEUTICALS-4.03%

Adams Respiratory Therapeutics, Inc.(a)            22,366        912,756
------------------------------------------------------------------------
Allergan, Inc.                                      7,582        907,869
------------------------------------------------------------------------
Barr Pharmaceuticals Inc.(a)                       19,118        958,194
------------------------------------------------------------------------
New River Pharmaceuticals Inc.(a)(b)               15,300        837,063
------------------------------------------------------------------------
Warner Chilcott Ltd.-Class A(a)                    90,634      1,252,562
========================================================================
                                                               4,868,444
========================================================================

PROPERTY & CASUALTY INSURANCE-1.87%

First American Corp.                               29,982      1,219,668
------------------------------------------------------------------------
OneBeacon Insurance Group Ltd.(a)                  37,212      1,041,936
========================================================================
                                                               2,261,604
========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-1.45%

CB Richard Ellis Group, Inc.-Class A(a)            52,591      1,746,021
========================================================================

AIM V.I. Dynamics Fund

                                                 SHARES        VALUE
------------------------------------------------------------------------

REGIONAL BANKS-1.26%

Centennial Bank Holdings Inc.(a)(g)                63,979   $    605,241
------------------------------------------------------------------------
Signature Bank(a)                                  29,606        917,194
========================================================================
                                                               1,522,435
========================================================================

RESTAURANTS-1.35%

Burger King Holdings Inc.(a)                       77,065      1,626,072
========================================================================

SEMICONDUCTOR EQUIPMENT-1.76%

Lam Research Corp.(a)                              19,522        988,204
------------------------------------------------------------------------
MEMC Electronic Materials, Inc.(a)                 29,114      1,139,522
========================================================================
                                                               2,127,726
========================================================================

SEMICONDUCTORS-1.60%

Advanced Micro Devices, Inc.(a)                    30,404        618,721
------------------------------------------------------------------------
Intersil Corp.-Class A                             54,679      1,307,922
========================================================================
                                                               1,926,643
========================================================================

SPECIALIZED FINANCE-1.16%

Chicago Mercantile Exchange Holdings
  Inc.-Class A                                      2,749      1,401,303
========================================================================

SPECIALTY STORES-2.52%

Office Depot, Inc.(a)                              30,726      1,172,811
------------------------------------------------------------------------
PetSmart, Inc.                                     22,861        659,769
------------------------------------------------------------------------
Staples, Inc.                                      45,384      1,211,753
========================================================================
                                                               3,044,333
========================================================================

STEEL-0.99%

Allegheny Technologies, Inc.(b)                    13,183      1,195,434
========================================================================

TECHNOLOGY DISTRIBUTORS-0.57%

Arrow Electronics, Inc.(a)(b)                      21,911        691,292
========================================================================

THRIFTS & MORTGAGE FINANCE-0.24%

People's Choice Financial Corp. (Acquired
  12/21/04-06/09/06; Cost $1,188,822)(e)(f)       146,576        293,152
========================================================================

TRADING COMPANIES & DISTRIBUTORS-1.07%

WESCO International, Inc.(a)                       21,948      1,290,762
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES-4.24%

American Tower Corp.-Class A(a)                    31,251   $  1,165,037
------------------------------------------------------------------------
Crown Castle International Corp.(a)                35,559      1,148,556
------------------------------------------------------------------------
Leap Wireless International, Inc.(a)               17,242      1,025,382
------------------------------------------------------------------------
NII Holdings Inc.(a)                               27,736      1,787,308
========================================================================
                                                               5,126,283
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $101,908,130)                          115,059,589
________________________________________________________________________
========================================================================

                        NUMBER
                          OF       EXERCISE   EXPIRATION
                       CONTRACTS    PRICE        DATE
PUT OPTIONS
  PURCHASED-0.04%

CASINOS &
  GAMING-0.04%

Harrah's
  Entertainment,
  Inc.(f)(Cost
  $33,969)                 169       $ 80       Jan-07           50,793
=======================================================================


                                                SHARES
MONEY MARKET FUNDS-4.91%

Liquid Assets Portfolio-Institutional
  Class(h)                                     2,966,101      2,966,101
=======================================================================
Premier Portfolio-Institutional Class(h)       2,966,101      2,966,101
=======================================================================
    Total Money Market Funds (Cost
      $5,932,202)                                             5,932,202
=======================================================================
Total Investments (excluding investments
  purchased with cash collateral from
  securities loaned)-100.20% (Cost
  $107,874,301)                                             121,042,584
_______________________________________________________________________
=======================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-2.09%

Premier Portfolio-Institutional Class (Cost
  $2,528,752)(h)(i)                            2,528,752      2,528,752
=======================================================================
TOTAL INVESTMENTS-102.29% (Cost $110,403,053)               123,571,336
=======================================================================
OTHER ASSETS LESS LIABILITIES-(2.29)%                        (2,765,350)
=======================================================================
NET ASSETS-100.00%                                         $120,805,986
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

REIT  - Real Estate Investment Trust

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security was out on loan at December 31, 2006.
(c) A portion of this security is subject to call options written. See Note 1K and Note 9.
(d) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The value of this security at December 31, 2006 represented 1.04% of the Fund's Net Assets. See Note 1A.
(e) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at December 31, 2006 was $2,513,152, which represented 2.08% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(f) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase. The aggregate value of these securities considered illiquid at December 31, 2006 was $2,563,945, which represented 2.12% of the Fund's Net Assets.
(g) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate value of these securities at December 31, 2006 was $1,878,535, which represented 1.56% of the Fund's Net Assets. See Note 1A.
(h) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(i) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

AIM V.I. Dynamics Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:

Investments, at value (cost $101,942,099)*       $115,110,382
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $8,460,954)                                 8,460,954
=============================================================
     Total investments (cost $110,403,053)        123,571,336
=============================================================
Receivables for:
  Investments sold                                    111,090
-------------------------------------------------------------
  Fund shares sold                                     27,896
-------------------------------------------------------------
  Dividends                                            62,686
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 14,524
=============================================================
     Total assets                                 123,787,532
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                              265,277
-------------------------------------------------------------
  Options written, at value (premiums received
     $36,370)                                          38,388
-------------------------------------------------------------
  Trustee deferred compensation and retirement
     plans                                             20,765
-------------------------------------------------------------
  Collateral upon return of securities loaned       2,528,752
-------------------------------------------------------------
Accrued administrative services fees                   81,166
-------------------------------------------------------------
Accrued distribution fees -- Series II                      9
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              3,617
-------------------------------------------------------------
Accrued transfer agent fees                             2,403
-------------------------------------------------------------
Accrued operating expenses                             41,169
=============================================================
     Total liabilities                              2,981,546
=============================================================
Net assets applicable to shares outstanding      $120,805,986
_____________________________________________________________
=============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                    $180,211,885
-------------------------------------------------------------
Undistributed net investment income (loss)            (15,897)
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies and
  option contracts                                (72,556,257)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and option
  contracts                                        13,166,255
_____________________________________________________________
=============================================================
                                                 $120,805,986
_____________________________________________________________
=============================================================


NET ASSETS:

Series I                                         $120,791,716
_____________________________________________________________
=============================================================
Series II                                        $     14,270
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            7,042,385
_____________________________________________________________
=============================================================
Series II                                               837.5
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      17.15
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      17.04
_____________________________________________________________
=============================================================


* At December 31, 2006, securities with an aggregate value of $2,458,519 were on loan to brokers.
STATEMENT OF OPERATIONS

For the year ended December 31, 2006

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of
  $2,829)                                        $   559,499
------------------------------------------------------------
Dividends from affiliated money market funds
  (includes securities lending income of
  $10,707)                                           237,245
============================================================
    Total investment income                          796,744
============================================================

EXPENSES:

Advisory fees                                        981,967
------------------------------------------------------------
Administrative services fees                         376,725
------------------------------------------------------------
Custodian fees                                        27,294
------------------------------------------------------------
Distribution fees-Series II                               33
------------------------------------------------------------
Transfer agent fees                                   13,759
------------------------------------------------------------
Trustees' and officer's fees and benefits             18,319
------------------------------------------------------------
Other                                                 55,453
============================================================
    Total expenses                                 1,473,550
============================================================
Less: Fees waived and expense offset
  arrangements                                       (10,549)
============================================================
    Net expenses                                   1,463,001
============================================================
Net investment income (loss)                        (666,257)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  OPTION CONTRACTS:

Net realized gain from:
  Investment securities (includes net gains
    from securities sold to affiliates of
    $219,553)                                     20,057,531
------------------------------------------------------------
  Foreign currencies                                   9,089
------------------------------------------------------------
  Option contracts written                            24,085
============================================================
                                                  20,090,705
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (3,352,641)
------------------------------------------------------------
  Foreign currencies                                     (35)
------------------------------------------------------------
  Option contracts written                            (2,018)
============================================================
                                                  (3,354,694)
============================================================
Net gain from investment securities, foreign
  currencies and option contracts                 16,736,011
============================================================
Net increase in net assets resulting from
  operations                                     $16,069,754
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Dynamics Fund

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2006 and 2005

                                                                  2006            2005
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (666,257)    $   (336,942)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                            20,090,705       13,541,961
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                  (3,354,694)      (2,315,631)
==========================================================================================
    Net increase in net assets resulting from operations       16,069,754       10,889,388
==========================================================================================
Share transactions-net:
  Series I                                                     (6,931,540)     (22,841,394)
------------------------------------------------------------------------------------------
  Series II                                                            --               --
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (6,931,540)     (22,841,394)
==========================================================================================
    Net increase (decrease) in net assets                       9,138,214      (11,952,006)
==========================================================================================

NET ASSETS:

  Beginning of year                                           111,667,772      123,619,778
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(15,897) and $(12,078), respectively)          $120,805,986    $111,667,772
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Dynamics Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Dynamics Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term capital growth.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses

AIM V.I. Dynamics Fund

     and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

J. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

K. COVERED CALL OPTIONS -- The Fund may write call options. A call option gives the purchaser of such option the right to buy, and the writer (the
     Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. Written call options are recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

AIM V.I. Dynamics Fund

L. PUT OPTIONS PURCHASED -- The Fund may purchase put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

M. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets.

    Through April 30, 2008, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.745%
--------------------------------------------------------------------
Next $250 million                                             0.73%
--------------------------------------------------------------------
Next $500 million                                             0.715%
--------------------------------------------------------------------
Next $1.5 billion                                             0.70%
--------------------------------------------------------------------
Next $2.5 billion                                             0.685%
--------------------------------------------------------------------
Next $2.5 billion                                             0.67%
--------------------------------------------------------------------
Next $2.5 billion                                             0.655%
--------------------------------------------------------------------
Over $10 billion                                              0.64%
 ___________________________________________________________________
====================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2008. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2006, AIM waived advisory fees of $7,647.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2006, AMVESCAP did not reimburse any such expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. The Fund may reimburse AIM for up to 0.25% of average daily assets invested by each insurance company providing administrative services to the Fund. Pursuant

AIM V.I. Dynamics Fund

to such agreement, for the year ended December 31, 2006, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $326,725 for services provided by insurance companies.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with AIM Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2006, expenses incurred under the Plan are shown in the Statement of Operations as distribution fees.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2006.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      12/31/06        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $       --       $ 24,157,223      $ (21,191,122)        $   --         $2,966,101      $ 48,517       $   --
----------------------------------------------------------------------------------------------------------------------------------
Premier
  Portfolio-
  Institutional
  Class              958,574         90,810,772        (88,803,245)            --          2,966,101       178,021           --
==================================================================================================================================
  Subtotal        $  958,574       $114,967,995      $(109,994,367)        $   --         $5,932,202      $226,538       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      12/31/06        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Premier
  Portfolio-
  Institutional
  Class           $  307,262       $ 63,257,577      $ (61,036,087)        $   --         $2,528,752      $ 10,707       $   --
==================================================================================================================================
  Total           $1,265,836       $178,225,572      $(171,030,454)        $   --         $8,460,954      $237,245       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2006, the Fund engaged in securities sales of $4,342,727, which resulted in net realized gains of $219,553, and securities purchases of $6,485,763.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) custodian credits which result from periodic overnight cash balances at the custodian and (ii) a one time custodian fee credit to be used to offset future custodian fees. For the year ended December 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $2,902.

NOTE 6--TRUSTEES' AND OFFICERS FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides

AIM V.I. Dynamics Fund

for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2006, the Fund paid legal fees of $4,233 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At December 31, 2006, securities with an aggregate value of $2,458,519 were on loan to brokers. The loans were secured by cash collateral of $2,528,752 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2006, the Fund received dividends on cash collateral investments of $10,707 for securities lending transactions, which are net of compensation to counterparties.

AIM V.I. Dynamics Fund

NOTE 9--OPTION CONTRACTS WRITTEN

                          TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
-----------------------------------------------------------------------------------
Beginning of period                                               --       $     --
-----------------------------------------------------------------------------------
Written                                                          662         83,137
-----------------------------------------------------------------------------------
Exercised                                                       (134)       (22,682)
-----------------------------------------------------------------------------------
Expired                                                         (318)       (24,085)
===================================================================================
End of period                                                    210       $ 36,370
___________________________________________________________________________________
===================================================================================

                                              OPEN OPTIONS WRITTEN AT PERIOD END
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   UNREALIZED
                                                      CONTRACT    STRIKE    NUMBER OF    PREMIUMS     VALUE       APPRECIATION
                                                       MONTH      PRICE     CONTRACTS    RECEIVED    12/31/06    (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------------
CALLS
Celgene Corp.                                          Jan-07      $58            210    $36,370     $38,388        $(2,018)
_______________________________________________________________________________________________________________________________
===============================================================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2006 and 2005.


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2006, the components of net assets on a tax basis were as follows:

                                                                  2006
--------------------------------------------------------------------------
Unrealized appreciation -- investments                        $ 13,119,480
--------------------------------------------------------------------------
Temporary book/tax differences                                     (15,897)
--------------------------------------------------------------------------
Capital loss carryover                                         (72,509,482)
--------------------------------------------------------------------------
Shares of beneficial interest                                  180,211,885
==========================================================================
Total net assets                                              $120,805,986
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the deferral of losses on certain straddles. The tax-basis net unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(10) and option contracts written of $(2,018).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $19,836,540 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2006 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                                $ 1,883,553
-----------------------------------------------------------------------------
December 31, 2010                                                 70,625,929
=============================================================================
Total capital loss carryforward                                  $72,509,482
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

AIM V.I. Dynamics Fund

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2006 was $178,324,981 and $189,525,161, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities     $    15,417,244
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (2,295,736)
===============================================================================
Net unrealized appreciation of investment securities           $    13,121,508
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $110,449,828.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on December 31, 2006, undistributed net investment income (loss) was increased by $662,438, undistributed net realized gain (loss) was decreased by $9,088 and shares of beneficial interest decreased by $653,350. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

                                             CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------
                                                                        2006(a)                         2005
                                                              ---------------------------    --------------------------
                                                                SHARES          AMOUNT         SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                      4,310,698    $ 69,372,528     1,388,856    $ 19,000,517
-----------------------------------------------------------------------------------------------------------------------
  Series II                                                            --              --            --              --
=======================================================================================================================
Reacquired:
  Series I                                                     (4,826,869)    (76,304,068)   (3,095,326)    (41,841,911)
-----------------------------------------------------------------------------------------------------------------------
  Series II                                                            --              --            --              --
=======================================================================================================================
                                                                 (516,171)   $ (6,931,540)   (1,706,470)   $(22,841,394)
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a) There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 75% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 14--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and intends for the Fund to adopt FIN 48 provisions during the fiscal year ending December 31, 2007.

AIM V.I. Dynamics Fund

NOTE 15--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                       SERIES I
                                                              -----------------------------------------------------------

                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                2006           2005        2004        2003        2002
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  14.77       $  13.34    $  11.77    $   8.54    $  12.54
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.09)         (0.04)      (0.09)      (0.07)      (0.00)(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.47           1.47        1.66        3.30       (4.00)
=========================================================================================================================
    Total from investment operations                              2.38           1.43        1.57        3.23       (4.00)
=========================================================================================================================
Net asset value, end of period                                $  17.15       $  14.77    $  13.34    $  11.77    $   8.54
=========================================================================================================================
Total return(b)                                                  16.11%         10.72%      13.34%      37.82%     (31.90)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $120,792       $111,655    $123,609    $169,269    $116,135
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.12%(c)       1.16%       1.14%       1.14%      1.12%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.13%(c)       1.17%       1.14%       1.15%      1.12%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.51)%(c)     (0.29)%     (0.62)%     (0.70)%     (0.75)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                            142%           110%         64%        129%       110%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been
  (b)$(0.08) for the year ended December 31, 2002.
     Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce
  (c)total returns.
     Ratios are based on average daily net assets of $130,915,612.


                                                                                SERIES II
                                                              ----------------------------------------------
                                                                                               APRIL 30,
                                                                                                 2004
                                                                                               (DATE SALES
                                                                 YEAR ENDED DECEMBER 31,       COMMENCED) TO
                                                              -----------------------------    DECEMBER 31,
                                                                2006              2005           2004
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $14.71            $13.32          $11.94
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.12)            (0.07)          (0.07)
------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          2.45              1.46            1.45
============================================================================================================
    Total from investment operations                              2.33              1.39            1.38
============================================================================================================
Net asset value, end of period                                  $17.04            $14.71          $13.32
============================================================================================================
Total return(a)                                                  15.84%            10.44%          11.56%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $   14            $   12          $   11
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.37%(b)          1.41%           1.40%(c)
------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.38%(b)          1.42%           1.40%(c)
============================================================================================================
Ratio of net investment income (loss) to average net assets      (0.76)%(b)        (0.54)%         (0.88)%(c)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate(d)                                         142%              110%             64%
____________________________________________________________________________________________________________
============================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection
  (b)with a variable product, which if included would reduce total returns.
  (c)Ratios are based on average daily net assets of $13,333.
  (d)Annualized.
     Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM V.I. Dynamics Fund

NOTE 16--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES

  On August 30, 2005, the West Virginia Office of the State Auditor Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing; and

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. Dynamics Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Dynamics Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Dynamics Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 14, 2007
Houston, Texas

AIM V.I. Dynamics Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993           Director and Chairman, A I M Management    None
   Trustee and Vice Chair                         Group Inc. (financial services holding
                                                  company); Director and Vice Chairman,
                                                  AMVESCAP PLC; Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm) and
                                                  Trustee and Vice Chair of The AIM Family
                                                  of Funds--Registered Trademark--

                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer);
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and President
                                                  and Principal Executive Officer of The
                                                  AIM Family of Funds--Registered
                                                  Trademark--
-------------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954     2006           Director, Chief Executive Officer and      None
   Trustee, President and                         President, A I M Management Group Inc.,
   Principal                                      AIM Mutual Fund Dealer Inc. (registered
   Executive Officer                              broker dealer), AIM Funds Management
                                                  Inc. (registered investment advisor) and
                                                  1371 Preferred Inc. (holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc., INVESCO Funds Group, Inc.
                                                  (registered investment advisor and
                                                  register transfer agent) and AIM GP
                                                  Canada Inc. (general partner for a
                                                  limited partnership); Director, A I M
                                                  Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Director and
                                                  Chairman, AIM Investment Services, Inc.,
                                                  Fund Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); Director, President and
                                                  Chairman, AVZ Callco Inc. (holding
                                                  company); AMVESCAP Inc. (holding
                                                  company) and AIM Canada Holdings Inc.
                                                  (holding company); Director and Chief
                                                  Executive Officer, AIM Trimark Corporate
                                                  Class Inc. (formerly AIM Trimark Global
                                                  Fund Inc.) (corporate mutual fund
                                                  company) and AIM Trimark Canada Fund
                                                  Inc. (corporate mutual fund company);
                                                  Trustee, President and Principal
                                                  Executive Officer of The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); Trustee and
                                                  Executive Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); and Manager,
                                                  Powershares Capital Management LLC

                                                  Formerly: President and Principal
                                                  Executive Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); Chairman, AIM
                                                  Canada Holdings, Inc.; Executive Vice
                                                  President and Chief Operations Officer,
                                                  AIM Funds Management Inc.; President,
                                                  AIM Trimark Global Fund Inc. and AIM
                                                  Trimark Canada Fund Inc.; and Director,
                                                  Trimark Trust (federally regulated
                                                  Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company
                                                  Formerly: Partner, law firm of Baker &     (2 portfolios))
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Founder, Green, Manning & Bunch Ltd.,      None
   Trustee                                        (investment banking firm); and Director,
                                                  Policy Studies, Inc. and Van Gilder
                                                  Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation (property casualty company)

                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and Director of various
                                                  affiliated Volvo companies; and
                                                  Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund
                                                  company); and Owner, Dos Angelos Ranch,    (non-profit)
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)

-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company
                                                                                             (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    Director, Mainstay VP Series
   Trustee                                        Formerly: Partner, Deloitte & Touche       Funds, Inc. (21 portfolios)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. Dynamics Fund


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER     PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIP(S)
TRUST                              SINCE          DURING PAST 5 YEARS                       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Senior Vice President and Senior Officer  N/A
   Senior Vice President and                      of The AIM Family of Funds--Registered
   Senior Officer                                 Trademark--
                                                  Formerly: Director of Compliance and
                                                  Assistant General Counsel, ICON
                                                  Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962            2006           Director, Senior Vice President,          N/A
   Senior Vice President, Chief                   Secretary and General Counsel, A I M
   Legal Officer and Secretary                    Management Group Inc. and A I M
                                                  Advisors, Inc.; Director, Vice President
                                                  and Secretary, INVESCO Distributors,
                                                  Inc.; Vice President and Secretary,
                                                  A I M Capital Management, Inc., AIM
                                                  Investment Services, Inc., and Fund
                                                  Management Company; Senior Vice
                                                  President and Secretary, A I M
                                                  Distributors, Inc.; Director and Vice
                                                  President, INVESCO Funds Group Inc.;
                                                  Senior Vice President, Chief Legal
                                                  Officer and Secretary of The AIM Family
                                                  of Funds--Registered Trademark--; and
                                                  Manager, Powershares Capital Management
                                                  LLC

                                                  Formerly: Chief Operating Officer,
                                                  Senior Vice President, General Counsel,
                                                  and Secretary, Liberty Ridge Capital,
                                                  Inc. (an investment adviser); Vice
                                                  President and Secretary, PBHG Funds (an
                                                  investment company); Vice President and
                                                  Secretary, PBHG Insurance Series Fund
                                                  (an investment company); General Counsel
                                                  and Secretary, Pilgrim Baxter Value
                                                  Investors (an investment adviser); Chief
                                                  Operating Officer, General Counsel and
                                                  Secretary, Old Mutual Investment
                                                  Partners (a broker-dealer); General
                                                  Counsel and Secretary, Old Mutual Fund
                                                  Services (an administrator); General
                                                  Counsel and Secretary, Old Mutual
                                                  Shareholder Services (a shareholder
                                                  servicing center); Executive Vice
                                                  President, General Counsel and
                                                  Secretary, Old Mutual Capital, Inc. (an
                                                  investment adviser); and Vice President
                                                  and Secretary, Old Mutual Advisors Funds
                                                  (an investment company)
------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Global Compliance Director, AMVESCAP      N/A
   Vice President                                 PLC; and Vice President of The AIM
                                                  Family of Funds--Registered Trademark--

                                                  Formerly: Senior Vice President, A I M
                                                  Management Group Inc. (financial
                                                  services holding company); Senior Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Advisors, Inc. and The AIM Family
                                                  of Funds--Registered Trademark--; Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Vice President, AIM
                                                  Investment Services, Inc. and Fund
                                                  Management Company; Senior Vice
                                                  President and Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; and Senior Vice President
                                                  and Compliance Director, Delaware
                                                  Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Senior Vice President and General
   Vice President                                 Counsel, AMVESCAP PLC; Director, INVESCO
                                                  Funds Group, Inc.; and Vice President of
                                                  The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Director, Vice President and    N/A
                                                  General Counsel, Fund Management
                                                  Company; Director, Senior Vice
                                                  President, Secretary and General
                                                  Counsel, A I M Management Group Inc. and
                                                  A I M Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Senior Vice President, A I M
                                                  Distributors, Inc.; Vice President,
                                                  A I M Capital Management, Inc. and AIM
                                                  Investment Services, Inc.; Senior Vice
                                                  President, Chief Legal Officer and
                                                  Secretary of The AIM Family of
                                                  Funds--Registered Trademark--; Chief
                                                  Executive Officer and President, INVESCO
                                                  Funds Group, Inc.; and Senior Vice
                                                  President, and General Counsel, Liberty
                                                  Financial Companies, Inc. and Senior
                                                  Vice President and General Counsel
                                                  Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M  N/A
   Vice President, Principal                      Advisors, Inc.; and Vice President,
   Financial Officer and                          Treasurer and Principal Officer of The
   Treasurer                                      AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief           N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc. and Vice President
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, Senior Vice
                                                  President and Senior Investment Officer,
                                                  A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing     N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc. and The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); and
                                                  President and Principal Executive
                                                  Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust Only)
                                                  Formerly: Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only)
------------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967         2005           Anti-Money Laundering Compliance          N/A
   Anti-Money Laundering                          Officer, A I M Advisors, Inc., A I M
   Compliance Officer                             Capital Management, Inc., A I M
                                                  Distributors, Inc., AIM Investment
                                                  Services, Inc., AIM Private Asset
                                                  Management, Inc., Fund Management
                                                  Company and The AIM Family of
                                                  Funds--Registered Trademark--
                                                  Formerly: Manager of the Fraud
                                                  Prevention Department, AIM Investment
                                                  Services, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958        2006           Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                       Group Inc.; Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc.; and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company

                                                  Formerly: Global Head of Product
                                                  Development, AIG-Global Investment
                                                  Group, Inc.; Chief Compliance Officer
                                                  and Deputy General Counsel,
                                                  AIG-SunAmerica Asset Management; and
                                                  Chief Compliance Officer, Chief
                                                  Operating Officer and Deputy General
                                                  Counsel, American General Investment
                                                  Management
------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            225 Franklin Street
Floor                         1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
Philadelphia, PA 19103-7599   Americas
                              New York, NY 10036-2714

      SECTOR EQUITY
                                                                                                    AIM V.I. FINANCIAL SERVICES FUND
      Sectors

The Fund provides a complete list of its                                           Annual Report to Shareholders - December 31, 2006
holdings four times in each fiscal year,
at the quarter-ends. For the second and
fourth quarters, the lists appear in the
Fund's semiannual and annual reports to
shareholders. For the first and third
quarters, the Fund files the lists with
the Securities and Exchange Commission
(SEC) on Form N-Q. The Fund's Form N-Q
filings are available on the SEC Web
site, sec.gov. Copies of the Fund's
Forms N-Q may be reviewed and copied at
the SEC Public Reference Room in                                              [COVER GLOBE IMAGE]
Washington, D.C. You can obtain
information on the operation of the
Public Reference Room, including
information about duplicating fee
charges, by calling 202-942-8090 or
800-732-0330, or by electronic request
at the following E-mail address:
publicinfo@sec.gov. The SEC file numbers
for the Fund are 811-07452 and
033-57340. The Fund's most recent
portfolio holdings, as filed on Form
N-Q, have also been made available to
insurance companies issuing variable
annuity contracts and variable life
insurance policies ("variable products")
that invest in the Fund.

A description of the policies and
procedures that the Fund uses to
determine how to vote proxies relating
to portfolio securities is available
without charge, upon request, from our                                                              AIM V.I. FINANCIAL SERVICES FUND
Client Services department at                                                                                  seeks capital growth.
800-410-4246 or on the AIM Web site,
AIMinvestments.com. On the home page,
scroll down and click on AIM Funds Proxy
Policy. The information is also
available on the SEC Web site, sec.gov.

Information regarding how the Fund voted
proxies related to its portfolio
securities during the 12 months ended
June 30, 2006, is available at our Web
site. Go to AIMinvestments.com, access                                 UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT
the About Us tab, click on Required                                    IS AS OF DECEMBER 31, 2006, AND IS BASED ON TOTAL NET ASSETS.
Notices and then click on Proxy Voting
Activity. Next, select the Fund from the
drop-down menu. The information is also
available on the SEC Web site, sec.gov.
                                             ====================================================================================
                                             THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS
                                             AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING
         [AIM INVESTMENTS LOGO]              SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.
        --Registered Trademark--             ====================================================================================

                                                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                 AIM V.I. FINANCIAL SERVICES FUND
==========================================================================================  returning excess capital to shareholders
PERFORMANCE SUMMARY                                                                         in the form of dividends and share
                                                                                            repurchases.
For the year ended December 31, 2006, AIM V.I. Financial Services Fund, excluding
variable product issuer charges, produced positive returns and slightly outperformed the      We maintain a proprietary database of
S&P 500 --REGISTERED TRADEMARK-- Index, its broad market index, and the Lipper Financial    intrinsic value estimates and screen
Services Funds Index, its peer group index. The Fund underperformed its style-specific      financial companies for those of
index, the S&P 500 Financials Index.                                                        acceptable quality. Purchase candidates
                                                                                            are subject to exhaustive fundamental
      Given the mandate of the Fund--to invest in the financials sector--the Fund's         analysis. We focus on the drivers of
performance relative to its broad market index was heavily influenced by the performance    estimated intrinsic value such as
of the financials sector versus the overall market. For the year, the financials sector     normalized earnings power, marginal
was strong relative to the broad market. The Fund underperformed its style-specific index   returns on economic equity (which
primarily because it did not own any real estate investment trusts (REITs), which were      adjusts for distortions present in
strong performers during the year.                                                          accounting numbers) and sustainable
                                                                                            growth. Additionally, we strive to
      Your Fund's long-term performance appears on pages 4-5.                               understand a company's ability and
                                                                                            willingness to grow capital returned to
FUND VS. INDEXES                                                                            shareholders in the future. Finally, we
                                                                                            focus on quality, including competitive
TOTAL RETURNS, 12/31/05-12/31/06, EXCLUDING VARIABLE PRODUCT ISSUER CHARGES. IF VARIABLE    position, management and financial
PRODUCT ISSUER CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.                               strength.

Series I Shares                                                                16.44%         The result is normally a 35- to 50-
Series II Shares                                                               16.22        stock portfolio, with investments that
S&P 500 Index (Broad Market Index)                                             15.78        we believe are attractive from both a
S&P 500 Financials Index (Style-Specific Index)                                19.19        valuation and capital discipline
Lipper Financial Services Funds Index (Peer Group Index)                       15.90        perspective representing top holdings.
                                                                                            In constructing a portfolio, we attempt
SOURCE: LIPPER INC.                                                                         to mitigate risk in multiple ways,
==========================================================================================  including by diversifying holdings across industries and businesses that
HOW WE INVEST                                                                               react in different ways to changes in
                                                                                            interest rates and economic cycles.
Our goal is to create wealth for              discount to our estimate of intrinsic value
shareholders. We maintain a long-term         because of excessive short-term investor        We believe a portfolio of undervalued
investment horizon and invest in two primary  pessimism. Estimated intrinsic value is a     and capital-disciplined quality
opportunities we believe have historically    measure based primarily on the estimated      financial companies that profitably grow
resulted in superior investment returns       future cash flows generated by the            cash flows over time provides the best
within the financials sector:                 businesses.                                   opportunity for superior long-term
                                                                                            investment results.
- Financial companies trading at a            - Reasonably valued financial companies that
significant                                   demonstrate superior capital discipline by    MARKET CONDITIONS AND YOUR FUND

==========================================================================================  The investment backdrop for the
PORTFOLIO COMPOSITION                         TOP 10 EQUITY HOLDINGS*                       financials sector is heavily affected by
------------------------------------------------------------------------------------------  several factors, including U.S. Federal
                                               1. JPMorgan Chase & Co.                7.0%  Reserve Board (the Fed) policy, capital
By industry                                    2. Merrill Lynch & Co., Inc.           6.7   markets activity and the health of the
Other Diversified Financial Services  16.8%    3. Citigroup Inc.                      6.4   economy--which drives credit losses.
Investment Banking & Brokerage        11.3     4. Fannie Mae                          5.9   For the year as a whole, the economy
Thrifts & Mortgage Finance            10.6     5. Capital One Financial Corp.         5.1   grew at a moderate pace. The Fed, having
Property & Casualty Insurance          9.3     6. Bank of New York Co., Inc. (The)    4.6   methodically raised interest rates since
Asset Management & Custody Banks       8.7     7. Morgan Stanley                      4.6   June 2004, decided to hold rates steady
Diversified Banks                      7.8     8. Hartford Financial Services               beginning mid year. Investor
Insurance Brokers                      7.0          Group, Inc. (The)                 4.2   expectations regarding the end of
Multi-Line Insurance                   6.5     9. ACE Ltd.                            4.0   interest rate increases by the Fed was
Regional Banks                         6.3    10. Marsh & McLennan Cos., Inc.         4.0   an important consideration for the
Consumer Finance                       5.1                                                  performance of financial stocks. The
Three Other Industries, Each With             Total Net Assets           $ 147.76 million   Fed's pause in interest rate hikes,
Less Than 3% of Total Net Assets       4.0                                                  coupled with minimal credit losses and
Money Market Funds                            Total Number of Holdings*                32   robust capital markets activity, allowed
Plus Other Assets Less Liabilities     6.6                                                  financial stocks to post strong gains,
                                                                                            especially during the second half of the
*Excluding money market fund holdings.                                                      year.

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
========================================================================================

                                                                                       AIM V.I. Financial Services Fund

      The largest contributors to Fund           We initiated positions in SECURITY                 Michael J. Simon Chartered
performance during the year were MERRILL   CAPITAL ASSURANCE and NATIONAL FINANCIAL    [SIMON       Financial Analyst, senior
LYNCH, MORGAN STANLEY and JP MORGAN. All   PARTNERS (NFP) during the year. The         PHOTO]       portfolio manager, is lead
benefited from robust capital markets      opportunity for us to buy established                    manager of AIM V.I.
and a rotation to large-cap financials     bond insurer Security Capital at an                      Financial Services Fund. He
as investors anticipated an end to Fed     attractive price arose from the need of                  began his investment career
tightening. More important, Morgan         former parent, XL Capital (not a Fund                    in 1989 and joined AIM in
Stanley and JP Morgan, under the           holding), to sell part of the company in    2001. Mr. Simon earned his B.B.A. in
leadership of new CEOs, showed signs of    an initial public offering as part of a     finance from Texas Christian University
improved operating and financial           plan to fortify its balance sheet after     and his M.B.A. from the University of
performance. THE BANK OF NEW YORK was      last year's devastating hurricanes. NFP     Chicago.
also a strong contributor as a result of   was down about 40% from its high when we
announcing a favorable merger with         purchased the stock amid what we                         Meggan M. Walsh Chartered
Mellon Financial, creating a global        considered to be investor overreaction       [WALSH      Financial Analyst, senior
giant in trust banking. FANNIE MAE also    to margin pressure that we believed          PHOTO]      portfolio manager, is
contributed to Fund performance as         could prove transitory. At the close of                  manager of AIM V.I.
concerns over past accounting issues       the year, we believed NFP, a distributor                 Financial Services Fund.
dissipated and investors focused on the    of insurance products to high net worth                  She began her investment
company's compelling valuation.            individuals, was trading at a                            career in 1987 and joined
                                           substantial discount to its estimated       AIM in 1991. Ms. Walsh earned her
      The Fund did not have any            intrinsic value.                            bachelor's degree in finance from the
investments in REITs during the year.                                                  University of Maryland and her M.B.A.
REITs performed strongly for a fourth            At the close of the year, the         from Loyola College.
straight year, so the absence of REIT      portfolio continued to have significant
investments hurt the Fund's performance    holdings in the largest diversified U.S.    Assisted by the Basic Value Team and the
relative to the S&P 500 Financials         financial companies which we believed to    Diversified Dividend Team
Index. We did not believe REITs, with      be among the most attractive investment
dividend yields at historic lows           opportunities in the sector. Given
relative to interest rates, represented    recent strong performance by financial
attractive values.                         stocks and rising risks in the
                                           financials sector (an inverted yield
      In this strong year for financial    curve, the sharp slowdown in residential
stocks, CAPITAL ONE FINANCIAL and          housing activity and, more recently, a
FEDERATED INVESTORS were the only Fund     step up in corporate leveraging) we
holdings that declined more than 5%        believe valuation levels demand
during the year. We believe that Capital   heightened selectivity when investing
One, a well-run credit card company that   within the sector.
has expanded further into regional
banking with its recent acquisition of     IN CLOSING
North Fork Bancorporation, is
attractively valued. Federated has an      Regardless of the macro economic
enviable position in the money market      environment, we remain focused on
fund business, which has been under        identifying financial companies that we
pressure as the interest rate cycle has    believe are undervalued and that exhibit
negatively affected money market fund      capital discipline. Thank you for your
assets under management. During the        investment in AIM V.I. Financial
year, the company raised its dividend      Services Fund.
20% and continued to aggressively
repurchase shares. We continued to hold    THE VIEWS AND OPINIONS EXPRESSED IN
both stocks at the end of the year.        MANAGEMENT'S DISCUSSION OF FUND
                                           PERFORMANCE ARE THOSE OF A I M ADVISORS,
      Consistent with our relatively low   INC. THESE VIEWS AND OPINIONS ARE
turnover approach, the composition of      SUBJECT TO CHANGE AT ANY TIME BASED ON
the portfolio changed only modestly        FACTORS SUCH AS MARKET AND ECONOMIC
during the year. Based mostly on           CONDITIONS. THESE VIEWS AND OPINIONS MAY
valuation and other portfolio              NOT BE RELIED UPON AS INVESTMENT ADVICE
considerations, we eliminated our          or recommendations, or as an offer for a
positions in LEHMAN BROTHERS,              PARTICULAR SECURITY. THE INFORMATION IS
CULLEN/FROST BANKERS and PMI GROUP, and    NOT A COMPLETE ANALYSIS OF EVERY ASPECT
we meaningfully reduced our holdings in    OF ANY MARKET, COUNTRY, INDUSTRY,
PRUDENTIAL, WELLS FARGO and BANK OF        SECURITY OR THE FUND. STATEMENTS OF FACT
AMERICA.                                   ARE FROM SOURCES CONSIDERED RELIABLE,
                                           BUT A I M ADVISORS, INC. MAKES NO
                                           REPRESENTATION OR WARRANTY AS TO THEIR
                                           COMPLETENESS OR ACCURACY. ALTHOUGH
                                           HISTORICAL PERFORMANCE IS NO GUARANTEE     FOR A DISCUSSION OF THE RISKS OF
                                           OF FUTURE RESULTS, THESE INSIGHTS MAY      INVESTING IN YOUR FUND, INDEXES USED IN
                                           HELP YOU UNDERSTAND OUR INVESTMENT         THIS REPORT AND YOUR FUND'S LONG-TERM
                                           MANAGEMENT PHILOSOPHY.                     PERFORMANCE, PLEASE SEE PAGES 4-5.

YOUR FUND'S LONG-TERM PERFORMANCE                                                      AIM V.I. FINANCIAL SERVICES FUND

========================================
AVERAGE ANNUAL TOTAL RETURNS               RESTATED HISTORICAL PERFORMANCE OF         SERIES PORTFOLIO OF AIM VARIABLE
----------------------------------------   SERIES I SHARES (FOR PERIODS PRIOR TO      INSURANCE FUNDS, IS CURRENTLY OFFERED
As of 12/31/06                             INCEPTION OF SERIES II SHARES) ADJUSTED    THROUGH INSURANCE COMPANIES ISSUING
                                           TO REFLECT THE RULE 12b-1 FEES             VARIABLE PRODUCTS. YOU CANNOT PURCHASE
SERIES I SHARES                            APPLICABLE TO SERIES II SHARES. THE        SHARES OF THE FUND DIRECTLY. PERFORMANCE
Inception (9/20/99)            8.78%       INCEPTION DATE OF SERIES I SHARES IS       FIGURES GIVEN REPRESENT THE FUND AND ARE
     5 Years                   8.13        SEPTEMBER 20, 1999. THE PERFORMANCE OF     NOT INTENDED TO REFLECT ACTUAL VARIABLE
     1 Year                   16.44        THE FUND'S SERIES I AND SERIES II SHARE    PRODUCT VALUES. THEY DO NOT REFLECT
                                           CLASSES WILL DIFFER PRIMARILY DUE TO       SALES CHARGES, EXPENSES AND FEES
SERIES II SHARES                           DIFFERENT CLASS EXPENSES.                  ASSESSED IN CONNECTION WITH A VARIABLE
Inception                      8.52%                                                  PRODUCT. SALES CHARGES, EXPENSES AND
     5 Years                   7.87              THE PERFORMANCE DATA QUOTED          FEES, WHICH ARE DETERMINED BY THE
     1 Year                   16.22        REPRESENT PAST PERFORMANCE AND CANNOT      VARIABLE PRODUCT ISSUERS, WILL VARY AND
========================================   GUARANTEE COMPARABLE FUTURE RESULTS;       WILL LOWER THE TOTAL RETURN.
                                           CURRENT PERFORMANCE MAY BE LOWER OR
========================================   HIGHER. PLEASE CONTACT YOUR VARIABLE             PER NASD REQUIREMENTS, THE MOST
                                           PRODUCT ISSUER OR FINANCIAL ADVISOR FOR    RECENT MONTH-END PERFORMANCE DATA AT THE
CUMULATIVE TOTAL RETURNS                   THE MOST RECENT MONTH-END VARIABLE         FUND LEVEL, EXCLUDING VARIABLE PRODUCT
                                           PRODUCT PERFORMANCE. PERFORMANCE FIGURES   CHARGES, IS AVAILABLE ON THIS AIM
6 months ended 12/31/06                    REFLECT FUND EXPENSES, REINVESTED          AUTOMATED INFORMATION LINE,
                                           DISTRIBUTIONS AND CHANGES IN NET ASSET     866-702-4402. AS MENTIONED ABOVE, FOR
Series I Shares               15.16%       VALUE. INVESTMENT RETURN AND PRINCIPAL     THE MOST RECENT MONTH-END PERFORMANCE
Series II Shares              15.01        VALUE WILL FLUCTUATE SO THAT YOU MAY       INCLUDING VARIABLE PRODUCT CHARGES,
========================================   HAVE A GAIN OR LOSS WHEN YOU SELL          PLEASE CONTACT YOUR VARIABLE PRODUCT
                                           SHARES.                                    ISSUER OR FINANCIAL ADVISOR.
SERIES II SHARES' INCEPTION DATE IS
APRIL 30, 2004. RETURNS SINCE THAT DATE          AIM V.I. FINANCIAL SERVICES FUND,
ARE HISTORICAL. ALL OTHER RETURNS ARE      A
THE BLENDED RETURNS OF THE HISTORICAL
PERFORMANCE OF SERIES II SHARES SINCE
THEIR INCEPTION AND THE
==================================================================================================================================

PRINCIPAL RISKS OF INVESTING IN THE FUND   investing in more established companies,         The S&P 500 FINANCIALS INDEX is a
                                           such as business risk, stock price         market capitalization weighted index of
Foreign securities have additional         fluctuations and illiquidity.              companies involved in activities such as
risks, including exchange rate changes,                                               banking, consumer finance, investment
political and economic upheaval, the             The Fund may use enhanced            banking and brokerage, asset management,
relative lack of information about these   investment techniques such as              insurance and investment and real
companies, relatively low market           derivatives. The principal risk of         estate, including real estate investment
liquidity and the potential lack of        investments in derivatives is that the     trusts (REITs).
strict financial and accounting controls   fluctuations in their values may not
and standards.                             correlate perfectly with the overall             In conjunction with the annual
                                           securities markets. Derivatives are        prospectus update on or about May 1,
      Investing in emerging markets        subject to counter party risk--the         2007, the AIM V.I. Financial Services
involves greater risk than investing in    risk that the other party will not         Fund prospectus will be amended to
more established markets. The risks        complete the transaction with the Fund.    reflect that the Fund has elected to use
include the relatively smaller size and                                               the Lipper Variable Underlying Funds
lesser liquidity of these markets, high          The prices of securities held by     (VUF) Financial Services Funds Category
inflation rates, adverse political         the Fund may decline in response to        Average as its peer group index rather
developments and lack of timely            market risks.                              than the Lipper Financial Services Funds
information.                                                                          Index. The Lipper VUF Financial Services
                                           ABOUT INDEXES USED IN THIS REPORT          Funds Category Average, recently
      If the seller of a repurchase                                                   published by Lipper Inc., comprises the
agreement in which the Fund invests        The unmanaged LIPPER FINANCIAL SERVICES    largest underlying funds in each
defaults on its obligation or declares     FUNDS INDEX represents an average of the   variable insurance category and does not
bankruptcy, the Fund may experience        10 largest financial services funds        include mortality and expense fees.
delays in selling the securities           tracked by Lipper Inc., an independent
underlying the repurchase agreement.       mutual fund performance monitor.                 The Fund is not managed to track
                                                                                      the performance of any particular index,
      There is no guarantee that the             The unmanaged STANDARD & POOR'S      including the indexes defined here, and
investment techniques and risk analyses    COMPOSITE INDEX OF 500 STOCKS (the S&P     consequently, the performance of the
used by the Fund's portfolio managers      500 Index) is an index of common stocks    Fund may deviate significantly from the
will produce the desired results.          frequently used as a general measure of    performance of the indexes.
                                           U.S. stock market performance.
      Investing in a fund that invests
in smaller companies involves risks not
associated with

                                                             Continued on page 5

                                                                                      AIM V.I. FINANCIAL SERVICES FUND
Past performance cannot guarantee          value of an investment, is constructed
comparable future results.                 with each segment representing a percent
                                           change in the value of the investment.
      This chart, which is a logarithmic   In this chart, each segment represents a
chart, presents the fluctuations in the    doubling, or 100% change, in the value
value of the Fund and its indexes. We      of the investment. In other words, the
believe that a logarithmic chart is more   space between $5,000 and $10,000 is the
effective than other types of charts in    same size as the space between $10,000
illustrating changes in value during the   and $20,000.
early years shown in the chart. The
vertical axis, the one that indicates
the dollar

=================================================================================================================================

Continued from page 4

      A direct investment cannot be made   reported in the Financial Highlights.
in an index. Unless otherwise indicated,   Additionally, the returns and net asset
index results include reinvested           values shown throughout this report are
dividends, and they do not reflect sales   at the Fund level only and do not
charges. Performance of an index of        include variable product issuer charges.
funds reflects fund expenses;              If such charges were included, the total
performance of a market index does not.    returns would be lower.

OTHER INFORMATION                                Industry classifications used in
                                           this report are generally according to
The returns shown in the management's      the Global Industry Classification
discussion of Fund performance             Standard, which was developed by and is
are based on net asset values              the exclusive property and a service
calculated for shareholder transactions.   mark of Morgan Stanley Capital
Generally accepted accounting              International Inc. and Standard &
principles require adjustments             Poor's.
to be made to the net assets
of the Fund at period end for financial          The Chartered Financial Analyst
reporting purposes, and as such, the net   --Registered Trademark-- (CFA )
asset values for shareholder               designation is a globally recognized
transactions and the returns based on      standard for measuring the competence
those net asset values may differ from     and integrity of investment
the net asset values and returns           professionals.

RESULTS OF A $10,000 INVESTMENT
Fund data from 9/20/99, Index data from 9/30/99

==============================================================================================================================
                                                       [MOUNTAIN CHART]

           AIM V.I. FINANCIAL SERVICES FUND
  DATE            -SERIES I SHARES            S&P 500 INDEX   S&P 500 FINANCIALS INDEX   LIPPER FINANCIAL SERVICES FUNDS INDEX
------------------------------------------------------------------------------------------------------------------------------
9/20/99           $     10000
   9/99                  9950                    $ 10000              $  10000                         $  10000
  10/99                 11150                      10633                 11669                            11240
  11/99                 11009                      10849                 11097                            10763
  12/99                 11100                      11487                 10877                            10478
   1/00                 10640                      10910                 10533                             9999
   2/00                  9560                      10703                  9392                             9030
   3/00                 10990                      11750                 11135                            10498
   4/00                 10781                      11396                 10785                            10113
   5/00                 11391                      11163                 11508                            10709
   6/00                 11081                      11438                 10810                            10317
   7/00                 12062                      11259                 11927                            11118
   8/00                 13012                      11958                 13073                            12135
   9/00                 13532                      11327                 13383                            12526
  10/00                 13523                      11279                 13325                            12596
  11/00                 12583                      10390                 12539                            12070
  12/00                 13855                      10441                 13672                            13279
   1/01                 13505                      10811                 13635                            13138
   2/01                 12815                       9826                 12739                            12529
   3/01                 12414                       9204                 12355                            12104
   4/01                 12764                       9919                 12815                            12490
   5/01                 13365                       9985                 13332                            12989
   6/01                 13275                       9742                 13327                            12985
   7/01                 13015                       9646                 13111                            12832
   8/01                 12275                       9043                 12312                            12204
   9/01                 11603                       8313                 11585                            11571
  10/01                 11333                       8472                 11370                            11248
  11/01                 12235                       9121                 12182                            12022
  12/01                 12487                       9201                 12449                            12378
   1/02                 12356                       9067                 12254                            12351
   2/02                 12205                       8892                 12076                            12307
   3/02                 12950                       9227                 12879                            12959
   4/02                 12538                       8667                 12535                            12841
   5/02                 12558                       8604                 12514                            12873
   6/02                 12015                       7991                 11920                            12268
   7/02                 11100                       7368                 10975                            11388
   8/02                 11271                       7417                 11199                            11684
   9/02                 10145                       6611                  9890                            10431
  10/02                 10869                       7193                 10784                            10983
  11/02                 11151                       7616                 11228                            11390
  12/02                 10628                       7168                 10626                            10892
   1/03                 10455                       6981                 10449                            10692
   2/03                 10122                       6876                 10122                            10412
   3/03                 10122                       6943                 10083                            10350
   4/03                 11164                       7514                 11318                            11344
   5/03                 11772                       7910                 11916                            12070
   6/03                 11812                       8011                 11946                            12163
   7/03                 12399                       8152                 12494                            12659
   8/03                 12267                       8311                 12368                            12725
   9/03                 12318                       8223                 12451                            12788
  10/03                 13168                       8688                 13308                            13730
  11/03                 13107                       8764                 13271                            13861
  12/03                 13770                       9223                 13923                            14376
   1/04                 14269                       9393                 14367                            14826
   2/04                 14646                       9523                 14748                            15239
   3/04                 14442                       9380                 14602                            15084
   4/04                 13730                       9233                 13928                            14280
   5/04                 13893                       9359                 14184                            14550
   6/04                 13985                       9541                 14255                            14669
   7/04                 13588                       9225                 13963                            14343
   8/04                 13974                       9262                 14432                            14713
   9/04                 13933                       9362                 14309                            14872
  10/04                 13883                       9506                 14381                            15093
  11/04                 14330                       9890                 14807                            15736
  12/04                 14965                      10226                 15440                            16383
   1/05                 14544                       9977                 15106                            15963
   2/05                 14524                      10187                 15026                            15947
   3/05                 13991                      10007                 14455                            15469
   4/05                 13908                       9817                 14471                            15226
   5/05                 14329                      10129                 14867                            15706
   6/05                 14533                      10144                 15080                            16095
   7/05                 14799                      10521                 15318                            16582
   8/05                 14462                      10425                 15050                            16257
   9/05                 14502                      10509                 15190                            16310
==============================================================================================================================

                                                             Source: Lipper Inc.

==============================================================================================================================
                                                       [MOUNTAIN CHART]
  10/05                 15107                      10334                 15669                            16518
  11/05                 15804                      10724                 16404                            17282
  12/05                 15848                      10728                 16439                            17354
   1/06                 16190                      11012                 16587                            17772
   2/06                 16388                      11042                 16923                            17981
   3/06                 16357                      11179                 16973                            18186
   4/06                 16958                      11329                 17708                            18722
   5/06                 16222                      11004                 17056                            17999
   6/06                 16026                      11018                 16951                            17903
   7/06                 16337                      11086                 17371                            18065
   8/06                 16607                      11350                 17573                            18237
   9/06                 17178                      11642                 18305                            18856
  10/06                 17645                      12021                 18750                            19276
  11/06                 17696                      12249                 18866                            19512
  12/06                 18449                      12421                 19595                            20113
==============================================================================================================================

CALCULATING YOUR ONGOING FUND EXPENSES                                                 AIM V.I. FINANCIAL SERVICES FUND

EXAMPLE                                     You may use the information in this              The hypothetical account values
                                            table, together with the amount you        and expenses may not be used to estimate
As a shareholder of the Fund, you incur     invested, to estimate the expenses that    the actual ending account balance or
ongoing costs, including management         you paid over the period. Simply divide    expenses you paid for the period. You
fees; distribution and/or service           your account value by $1,000 (for          may use this information to compare the
(12b-1) fees; and other Fund expenses.      example, an $8,600 account value divided   ongoing costs of investing in the Fund
This example is intended to help you        by $1,000 = 8.6), then multiply the        and other funds. To do so, compare this
understand your ongoing costs (in           result by the number in the table under    5% hypothetical example with the 5%
dollars) of investing in the Fund and to    the heading entitled "Actual Expenses      hypothetical examples that appear in the
compare these costs with ongoing costs      Paid During Period" to estimate the        shareholder reports of the other funds.
of investing in other mutual funds. The     expenses you paid on your account during
example is based on an investment of        this period.                                     Please note that the expenses
$1,000 invested at the beginning of the                                                shown in the table are meant to
period and held for the entire period       HYPOTHETICAL EXAMPLE FOR COMPARISON        highlight your ongoing costs. Therefore,
July 1, 2006, through December 31, 2006.    PURPOSES                                   the hypothetical information is useful
                                                                                       in comparing ongoing costs, and will not
      The actual and hypothetical           The table below also provides              help you determine the relative total
expenses in the examples below do not       information about hypothetical account     costs of owning different funds.
represent the effect of any fees or         values and hypothetical expenses based
other expenses assessed in connection       on the Fund's actual expense ratio and
with a variable product; if they did,       an assumed rate of return of 5% per year
the expenses shown would be higher while    before expenses, which is not the Fund's
the ending account values shown would be    actual return. The Fund's actual
lower.                                      cumulative total returns at net asset
                                            value after expenses for the six months
ACTUAL EXPENSES                             ended December 31, 2006, appear in the
                                            table "Cumulative Total Returns" on page
The table below provides information        4.
about actual account values and actual
expenses.
====================================================================================================================================

                                                                                          HYPOTHETICAL
                                                    ACTUAL                    (5% ANNUAL RETURN BEFORE EXPENSES)
                  BEGINNING             ENDING              EXPENSES             ENDING               EXPENSES         ANNUALIZED
 SHARE           ACCOUNT VALUE        ACCOUNT VALUE        PAID DURING        ACCOUNT VALUE          PAID DURING        EXPENSE
 CLASS             (7/1/06)           (12/31/06)(1)         PERIOD(2)          (12/31/06)             PERIOD(2)          RATIO
------------------------------------------------------------------------------------------------------------------------------------
SERIES I          $  1,000.00          $  1,151.60          $  6.13            $ 1,019.51              $ 5.75             1.13%
SERIES II            1,000.00             1,150.10             7.48              1,018.25                7.02             1.38
====================================================================================================================================

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 4.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

                                                                                        AIM V.I. FINANCIAL SERVICES FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees of AIM Variable       services to be provided by AIM under the    team, which need more time to be
Insurance Funds (the "Board") oversees      Advisory Agreement was appropriate and      evaluated before a conclusion can be
the management of AIM V.I. Financial        that AIM currently is providing services    made that the changes have addressed the
Services Fund (the "Fund") and, as          in accordance with the terms of the         Fund's under-performance. Based on this
required by law, determines annually        Advisory Agreement.                         review and after taking account of all
whether to approve the continuance of                                                   of the other factors that the Board
the Fund's advisory agreement with A I M    - The quality of services to be provided    considered in determining whether to
Advisors, Inc. ("AIM"). Based upon the      by AIM. The Board reviewed the              continue the Advisory Agreement for the
recommendation of the Investments           credentials and experience of the           Fund, the Board concluded that no
Committee of the Board, at a meeting        officers and employees of AIM who will      changes should be made to the Fund and
held on June 27, 2006, the Board,           provide investment advisory services to     that it was not necessary to change the
including all of the independent            the Fund. In reviewing the                  Fund's portfolio management team at this
trustees, approved the continuance of       qualifications of AIM to provide            time. However, due to the Fund's
the advisory agreement (the "Advisory       investment advisory services, the Board     under-performance, the Board also
Agreement") between the Fund and AIM for    considered such issues as AIM's             concluded that it would be appropriate
another year, effective July 1, 2006.       portfolio and product review process,       for the Board to continue to closely
                                            various back office support functions       monitor and review the performance of
      The Board considered the factors      provided by AIM and AIM's equity and        the Fund. Although the independent
discussed below in evaluating the           fixed income trading operations. Based      written evaluation of the Fund's Senior
fairness and reasonableness of the          on the review of these and other            Officer (discussed below) only
Advisory Agreement at the meeting on        factors, the Board concluded that the       considered Fund performance through the
June 27, 2006 and as part of the Board's    quality of services to be provided by       most recent calendar year, the Board
ongoing oversight of the Fund. In their     AIM was appropriate and that AIM            also reviewed more recent Fund
deliberations, the Board and the            currently is providing satisfactory         performance, which did not change their
independent trustees did not identify       services in accordance with the terms of    conclusions.
any particular factor that was              the Advisory Agreement.
controlling, and each trustee attributed                                                - Meetings with the Fund's portfolio
different weights to the various            - The performance of the Fund relative      managers and investment personnel. With
factors.                                    to comparable funds. The Board reviewed     respect to the Fund, the Board is
                                            the performance of the Fund during the      meeting periodically with such Fund's
      One responsibility of the             past one, three and five calendar years     portfolio managers and/or other
independent Senior Officer of the Fund      against the performance of funds advised    investment personnel and believes that
is to manage the process by which the       by other advisors with investment           such individuals are competent and able
Fund's proposed management fees are         strategies comparable to those of the       to continue to carry out their
negotiated to ensure that they are          Fund. The Board noted that the Fund's       responsibilities under the Advisory
negotiated in a manner which is at arms'    performance in such periods was below       Agreement.
length and reasonable. To that end, the     the median performance of such
Senior Officer must either supervise a      comparable funds. The Board also noted      - Overall performance of AIM. The Board
competitive bidding process or prepare      that AIM began serving as investment        considered the overall performance of
an independent written evaluation. The      advisor to the Fund in April 2004. The      AIM in providing investment advisory and
Senior Officer has recommended an           Board noted that AIM has recently made      portfolio administrative services to the
independent written evaluation in lieu      changes to the Fund's portfolio             Fund and concluded that such performance
of a competitive bidding process and,       management team, which need more time to    was satisfactory.
upon the direction of the Board, has        be evaluated before a conclusion can be
prepared such an independent written        made that the changes have addressed the    - Fees relative to those of clients of
evaluation. Such written evaluation also    Fund's under-performance. Based on this     AIM with comparable investment
considered certain of the factors           review and after taking account of all      strategies. The Board reviewed the
discussed below. In addition, as            of the other factors that the Board         effective advisory fee rate (before
discussed below, the Senior Officer made    considered in determining whether to        waivers) for the Fund under the Advisory
a recommendation to the Board in            continue the Advisory Agreement for the     Agreement. The Board noted that this
connection with such written evaluation.    Fund, the Board concluded that no           rate was (i) above the effective
                                            changes should be made to the Fund and      advisory fee rate (before waivers) for
      The discussion below serves as a      that it was not necessary to change the     one mutual fund advised by AIM with
summary of the Senior Officer's             Fund's portfolio management team at this    investment strategies comparable to
independent written evaluation and          time. However, due to the Fund's            those of the Fund; (ii) the same as the
recommendation to the Board in              under-performance, the Board also           effective advisory fee rates (before
connection therewith, as well as a          concluded that it would be appropriate      waivers) for three variable insurance
discussion of the material factors and      for the Board to continue to closely        funds advised by AIM and offered to
the conclusions with respect thereto        monitor and review the performance of       insurance company separate accounts with
that formed the basis for the Board's       the Fund. Although the independent          investment strategies comparable to
approval of the Advisory Agreement.         written evaluation of the Fund's Senior     those of the Fund; and (iii) above the
After consideration of all of the           Officer (discussed below) only              effective sub-advisory fee rate for two
factors below and based on its informed     considered Fund performance through the     offshore funds advised and sub-advised
business judgment, the Board determined     most recent calendar year, the Board        by AIM affiliates with investment
that the Advisory Agreement is in the       also reviewed more recent Fund              strategies comparable to those of the
best interests of the Fund and its          performance, which did not change their     Fund, although the total advisory fees
shareholders and that the compensation      conclusions.                                for one such offshore fund were above
to AIM under the Advisory Agreement is                                                  those for the Fund and the total
fair and reasonable and would have been     - The performance of the Fund relative      advisory fees for the other offshore
obtained through arm's length               to indices. The Board reviewed the          fund were comparable to those for the
negotiations.                               performance of the Fund during the past     Fund. The Board noted that AIM has
                                            one, three and five calendar years          agreed to waive advisory fees of the
      Unless otherwise stated,              against the performance of the Lipper       Fund and to limit the Fund's total
information presented below is as of        Financial Services Fund Index. The Board    operating expenses, as discussed below.
June 27, 2006 and does not reflect any      noted that the Fund's performance was       Based on this review, the Board
changes that may have occurred since        comparable to the performance of such       concluded that the advisory fee rate for
June 27, 2006, including but not limited    Index for the one year period and below     the Fund under the Advisory Agreement
to changes to the Fund's performance,       such Index for the three and five year      was fair and reasonable.
advisory fees, expense limitations          periods. The Board also noted that AIM
and/or fee waivers.                         began serving as investment advisor to
                                            the Fund in April 2004. The Board noted
- The nature and extent of the advisory     that AIM has recently made changes to
services to be provided by AIM. The         the Fund's portfolio management
Board reviewed the services to be
provided by AIM under the Advisory
Agreement. Based on such review, the
Board concluded that the range of


                                                                     (continued)

                                                                                        AIM V.I. FINANCIAL SERVICES FUND

- Fees relative to those of comparable      The Board concluded that the Fund's fee     remain profitable, although increased
funds with other advisors. The Board        levels under the Advisory Agreement         expenses in recent years have reduced
reviewed the advisory fee rate for the      therefore would not reflect economies of    AIM's profitability. Based on the review
Fund under the Advisory Agreement. The      scale, although the advisory fee waiver     of the profitability of AIM's and its
Board compared effective contractual        reflects economies of scale.                affiliates' investment advisory and
advisory fee rates at a common asset                                                    other activities and its financial
level at the end of the past calendar       - Investments in affiliated money market    condition, the Board concluded that the
year and noted that the Fund's rate was     funds. The Board also took into account     compensation to be paid by the Fund to
comparable to above the median rate of      the fact that uninvested cash and cash      AIM under its Advisory Agreement was not
the funds advised by other advisors with    collateral from securities lending          excessive.
investment strategies comparable to         arrangements, if any (collectively,
those of the Fund that the Board            "cash balances") of the Fund may be         - Benefits of soft dollars to AIM. The
reviewed. The Board noted that AIM has      invested in money market funds advised      Board considered the benefits realized
agreed to waive advisory fees of the        by AIM pursuant to the terms of an SEC      by AIM as a result of brokerage
Fund and to limit the Fund's total          exemptive order. The Board found that       transactions executed through "soft
operating expenses, as discussed below.     the Fund may realize certain benefits       dollar" arrangements. Under these
Based on this review, the Board             upon investing cash balances in AIM         arrangements, brokerage commissions paid
concluded that the advisory fee rate for    advised money market funds, including a     by the Fund and/or other funds advised
the Fund under the Advisory Agreement       higher net return, increased liquidity,     by AIM are used to pay for research and
was fair and reasonable.                    increased diversification or decreased      execution services. This research may be
                                            transaction costs. The Board also found     used by AIM in making investment
- Expense limitations and fee waivers.      that the Fund will not receive reduced      decisions for the Fund. The Board
The Board noted that AIM has                services if it invests its cash balances    concluded that such arrangements were
contractually agreed to waive advisory      in such money market funds. The Board       appropriate.
fees of the Fund through April 30, 2008     noted that, to the extent the Fund
to the extent necessary so that the         invests uninvested cash in affiliated       - AIM's financial soundness in light of
advisory fees payable by the Fund do not    money market funds, AIM has voluntarily     the Fund's needs. The Board considered
exceed a specified maximum advisory fee     agreed to waive a portion of the            whether AIM is financially sound and has
rate, which maximum rate includes           advisory fees it receives from the Fund     the resources necessary to perform its
breakpoints and is based on net asset       attributable to such investment. The        obligations under the Advisory
levels. The Board considered the            Board further determined that the           Agreement, and concluded that AIM has
contractual nature of this fee waiver       proposed securities lending program and     the financial resources necessary to
and noted that it remains in effect         related procedures with respect to the      fulfill its obligations under the
until April 30, 2008. The Board noted       lending Fund is in the best interests of    Advisory Agreement.
that AIM has contractually agreed to        the lending Fund and its respective
waive fees and/or limit expenses of the     shareholders. The Board therefore           - Historical relationship between the
Fund through April 30, 2008 in an amount    concluded that the investment of cash       Fund and AIM. In determining whether to
necessary to limit total annual             collateral received in connection with      continue the Advisory Agreement for the
operating expenses to a specified           the securities lending program in the       Fund, the Board also considered the
percentage of average daily net assets      money market funds according to the         prior relationship between AIM and the
for each class of the Fund. The Board       procedures is in the best interests of      Fund, as well as the Board's knowledge
considered the contractual nature of        the lending Fund and its respective         of AIM's operations, and concluded that
this fee waiver/expense limitation and      shareholders.                               it was beneficial to maintain the
noted that it remains in effect until                                                   current relationship, in part, because
April 30, 2008. The Board considered the    - Independent written evaluation and        of such knowledge. The Board also
effect these fee waivers/expense            recommendations of the Fund's Senior        reviewed the general nature of the
limitations would have on the Fund's        Officer. The Board noted that, upon         non-investment advisory services
estimated expenses and concluded that       their direction, the Senior Officer of      currently performed by AIM and its
the levels of fee waivers/expense           the Fund, who is independent of AIM and     affiliates, such as administrative,
limitations for the Fund were fair and      AIM's affiliates, had prepared an           transfer agency and distribution
reasonable.                                 independent written evaluation in order     services, and the fees received by AIM
                                            to assist the Board in determining the      and its affiliates for performing such
- Breakpoints and economies of scale.       reasonableness of the proposed              services. In addition to reviewing such
The Board reviewed the structure of the     management fees of the AIM Funds,           services, the trustees also considered
Fund's advisory fee under the Advisory      including the Fund. The Board noted that    the organizational structure employed by
Agreement, noting that it does not          the Senior Officer's written evaluation     AIM and its affiliates to provide those
include any breakpoints. The Board          had been relied upon by the Board in        services. Based on the review of these
considered whether it would be              this regard in lieu of a competitive        and other factors, the Board concluded
appropriate to add advisory fee             bidding process. In determining whether     that AIM and its affiliates were
breakpoints for the Fund or whether, due    to continue the Advisory Agreement for      qualified to continue to provide
to the nature of the Fund and the           the Fund, the Board considered the          non-investment advisory services to the
advisory fee structures of comparable       Senior Officer's written evaluation and     Fund, including administrative, transfer
funds, it was reasonable to structure       the recommendation made by the Senior       agency and distribution services, and
the advisory fee without breakpoints.       Officer to the Board that the Board         that AIM and its affiliates currently
Based on this review, the Board             consider whether the advisory fee           are providing satisfactory
concluded that it was not necessary to      waivers for certain equity AIM Funds,       non-investment advisory services.
add advisory fee breakpoints to the         including the Fund, should be
Fund's advisory fee schedule. The Board     simplified. The Board concluded that it     - Other factors and current trends. The
reviewed the level of the Fund's            would be advisable to consider this         Board considered the steps that AIM and
advisory fees, and noted that such fees,    issue and reach a decision prior to the     its affiliates have taken over the last
as a percentage of the Fund's net           expiration date of such advisory fee        several years, and continue to take, in
assets, would remain constant under the     waivers.                                    order to improve the quality and
Advisory Agreement because the Advisory                                                 efficiency of the services they provide
Agreement does not include any              - Profitability of AIM and its              to the Funds in the areas of investment
breakpoints. The Board noted that AIM       affiliates. The Board reviewed              performance, product line
has contractually agreed to waive           information concerning the profitability    diversification, distribution, fund
advisory fees of the Fund through April     of AIM's (and its affiliates')              operations, shareholder services and
30, 2008 to the extent necessary so that    investment advisory and other activities    compliance. The Board concluded that
the advisory fees payable by the Fund do    and its financial condition. The Board      these steps taken by AIM have improved,
not exceed a specified maximum advisory     considered the overall profitability of     and are likely to continue to improve,
fee rate, which maximum rate includes       AIM, as well as the profitability of AIM    the quality and efficiency of the
breakpoints and is based on net asset       in connection with managing the Fund.       services AIM and its affiliates provide
levels.                                     The Board noted that AIM's operations       to the Fund in each of these areas, and
                                                                                        support the Board's approval of the
                                                                                        continuance of the Advisory Agreement
                                                                                        for the Fund.

AIM V.I. Financial Services Fund

SCHEDULE OF INVESTMENTS

December 31, 2006


                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS-93.41%

ASSET MANAGEMENT & CUSTODY BANKS-8.67%

Bank of New York Co., Inc. (The)                 174,088   $  6,853,845
-----------------------------------------------------------------------
Federated Investors, Inc.-Class B                109,411      3,695,904
-----------------------------------------------------------------------
State Street Corp.                                33,512      2,260,049
=======================================================================
                                                             12,809,798
=======================================================================

CONSUMER FINANCE-5.09%

Capital One Financial Corp.                       97,897      7,520,448
=======================================================================

DIVERSIFIED BANKS-7.82%

Anglo Irish Bank Corp. PLC (Ireland)(a)           95,513      1,980,663
-----------------------------------------------------------------------
U.S. Bancorp                                     107,657      3,896,107
-----------------------------------------------------------------------
Wachovia Corp.                                    83,999      4,783,743
-----------------------------------------------------------------------
Wells Fargo & Co.                                 25,000        889,000
=======================================================================
                                                             11,549,513
=======================================================================

DIVERSIFIED CAPITAL MARKETS-2.03%

UBS A.G.-Reg (Switzerland)                        49,734      3,000,452
=======================================================================

INSURANCE BROKERS-7.03%

Aon Corp.                                         76,915      2,718,176
-----------------------------------------------------------------------
Marsh & McLennan Cos., Inc.                      193,722      5,939,517
-----------------------------------------------------------------------
National Financial Partners Corp.                 39,300      1,728,021
=======================================================================
                                                             10,385,714
=======================================================================

INVESTMENT BANKING & BROKERAGE-11.26%

Merrill Lynch & Co., Inc.                        106,257      9,892,527
-----------------------------------------------------------------------
Morgan Stanley                                    82,810      6,743,218
=======================================================================
                                                             16,635,745
=======================================================================

LIFE & HEALTH INSURANCE-0.59%

Prudential Financial, Inc.                        10,120        868,903
=======================================================================

MULTI-LINE INSURANCE-6.50%

American International Group, Inc.                23,147      1,658,714
-----------------------------------------------------------------------
Genworth Financial Inc.-Class A                   50,277      1,719,976
-----------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)     66,674      6,221,351
=======================================================================
                                                              9,600,041
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------


OTHER DIVERSIFIED FINANCIAL SERVICES-16.74%

Bank of America Corp.                             93,466   $  4,990,150
-----------------------------------------------------------------------
Citigroup Inc.                                   169,249      9,427,169
-----------------------------------------------------------------------
JPMorgan Chase & Co.                             213,761     10,324,656
=======================================================================
                                                             24,741,975
=======================================================================

PROPERTY & CASUALTY INSURANCE-9.34%

ACE Ltd.                                          98,527      5,967,780
-----------------------------------------------------------------------
MBIA Inc.                                         54,293      3,966,647
-----------------------------------------------------------------------
Security Capital Assurance Ltd.                   79,087      2,200,991
-----------------------------------------------------------------------
St. Paul Travelers Cos., Inc. (The)               30,974      1,662,994
=======================================================================
                                                             13,798,412
=======================================================================

REGIONAL BANKS-6.28%

Fifth Third Bancorp                              141,625      5,796,711
-----------------------------------------------------------------------
SunTrust Banks, Inc.                              25,399      2,144,945
-----------------------------------------------------------------------
Zions Bancorp                                     16,249      1,339,568
=======================================================================
                                                              9,281,224
=======================================================================

SPECIALIZED CONSUMER SERVICES-1.42%

H&R Block, Inc.                                   91,420      2,106,317
=======================================================================

THRIFTS & MORTGAGE FINANCE-10.64%

Fannie Mae                                       145,728      8,654,786
-----------------------------------------------------------------------
Freddie Mac                                       76,093      5,166,715
-----------------------------------------------------------------------
Hudson City Bancorp, Inc.                        136,946      1,900,810
=======================================================================
                                                             15,722,311
=======================================================================
    Total Common Stocks (Cost $106,866,515)                 138,020,853
=======================================================================

MONEY MARKET FUNDS-7.89%

Liquid Assets Portfolio-Institutional
  Class(b)                                     5,826,336      5,826,336
-----------------------------------------------------------------------
Premier Portfolio-Institutional Class(b)       5,826,337      5,826,337
=======================================================================
    Total Money Market Funds (Cost
      $11,652,673)                                           11,652,673
=======================================================================
TOTAL INVESTMENTS-101.30% (Cost $118,519,188)               149,673,526
=======================================================================
OTHER ASSETS LESS LIABILITIES-(1.30)%                        (1,917,347)
=======================================================================
NET ASSETS-100.00%                                         $147,756,179
_______________________________________________________________________
=======================================================================

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The value of this security at December 31, 2006 represented 1.34% of the Fund's Net Assets. See Note 1A.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Financial Services Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:

Investments, at value (cost $106,866,515)        $138,020,853
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $11,652,673)                               11,652,673
=============================================================
     Total investments (cost $118,519,188)        149,673,526
=============================================================
Receivables for:
  Fund shares sold                                    103,673
-------------------------------------------------------------
  Dividends                                           261,953
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 15,712
=============================================================
     Total assets                                 150,054,864
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Investments purchased                             1,919,559
-------------------------------------------------------------
  Fund shares reacquired                              216,227
-------------------------------------------------------------
  Trustee deferred compensation and retirement
     plans                                             24,360
-------------------------------------------------------------
Accrued administrative services fees                   89,125
-------------------------------------------------------------
Accrued distribution fees-Series II                       672
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              3,513
-------------------------------------------------------------
Accrued transfer agent fees                             4,209
-------------------------------------------------------------
Accrued operating expenses                             41,020
=============================================================
     Total liabilities                              2,298,685
=============================================================
Net assets applicable to shares outstanding      $147,756,179
_____________________________________________________________
=============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                    $108,481,993
-------------------------------------------------------------
Undistributed net investment income                 1,895,827
-------------------------------------------------------------
Undistributed net realized gain from investment
  securities and foreign currencies                 6,224,104
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies                31,154,255
=============================================================
                                                 $147,756,179
_____________________________________________________________
=============================================================


NET ASSETS:

Series I                                         $146,091,680
_____________________________________________________________
=============================================================
Series II                                        $  1,664,499
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            8,389,542
_____________________________________________________________
=============================================================
Series II                                              96,069
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      17.41
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      17.33
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2006

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of
  $8,520)                                        $ 3,144,682
------------------------------------------------------------
Dividends from affiliated money market funds         273,398
============================================================
     Total investment income                       3,418,080
============================================================

EXPENSES:

Advisory fees                                      1,003,239
------------------------------------------------------------
Administrative services fees                         384,973
------------------------------------------------------------
Custodian fees                                        17,309
------------------------------------------------------------
Distribution fees-Series II                              831
------------------------------------------------------------
Transfer agent fees                                   17,064
------------------------------------------------------------
Trustees' and officer's fees and benefits             18,237
------------------------------------------------------------
Other                                                 60,367
============================================================
     Total expenses                                1,502,020
============================================================
Less: Fees waived and expense offset
  arrangements                                        (3,204)
============================================================
     Net expenses                                  1,498,816
============================================================
Net investment income                              1,919,264
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from investment securities       7,599,322
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           10,902,715
------------------------------------------------------------
  Foreign currencies                                    (118)
============================================================
                                                  10,902,597
============================================================
Net gain from investment securities and foreign
  currencies                                      18,501,919
============================================================
Net increase in net assets resulting from
  operations                                     $20,421,183
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Financial Services Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2006 and 2005

                                                                  2006            2005
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  1,919,264    $  2,173,979
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                   7,599,322      12,719,470
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                10,902,597     (10,553,270)
==========================================================================================
    Net increase in net assets resulting from operations        20,421,183       4,340,179
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (2,166,144)     (1,893,397)
------------------------------------------------------------------------------------------
  Series II                                                        (20,378)           (135)
==========================================================================================
    Total distributions from net investment income              (2,186,522)     (1,893,532)
==========================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                        (834,392)             --
------------------------------------------------------------------------------------------
  Series II                                                         (7,888)             --
==========================================================================================
    Total distributions from net realized gains                   (842,280)             --
==========================================================================================
    Decrease in net assets resulting from distributions         (3,028,802)     (1,893,532)
==========================================================================================
Share transactions-net:
  Series I                                                     (12,475,511)    (65,084,200)
------------------------------------------------------------------------------------------
  Series II                                                      1,586,646             135
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (10,888,865)    (65,084,065)
==========================================================================================
    Net increase (decrease) in net assets                        6,503,516     (62,637,418)
==========================================================================================

NET ASSETS:

  Beginning of year                                            141,252,663     203,890,081
==========================================================================================
  End of year (including undistributed net investment income
    of $1,895,827 and $2,163,085, respectively)               $147,756,179    $141,252,663
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Financial Services Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Financial Services Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to seek capital growth.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses

AIM V.I. Financial Services Fund

     and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

J. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment agreement with A I M Advisors, Inc. ("AIM). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets.

AIM V.I. Financial Services Fund


    Through April 30, 2008, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.75%
-------------------------------------------------------------------
Next $250 million                                             0.74%
-------------------------------------------------------------------
Next $500 million                                             0.73%
-------------------------------------------------------------------
Next $1.5 billion                                             0.72%
-------------------------------------------------------------------
Next $2.5 billion                                             0.71%
-------------------------------------------------------------------
Next $2.5 billion                                             0.70%
-------------------------------------------------------------------
Next $2.5 billion                                             0.69%
-------------------------------------------------------------------
Over $10 billion                                              0.68%
 __________________________________________________________________
===================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2008. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2006, AIM waived advisory fees of $1,374.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2006, AMVESCAP did not reimburse any such expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. The Fund may reimburse AIM for up to 0.25% of average daily assets invested by each insurance company providing administrative services to the Fund. Pursuant to such agreement, for the year ended December 31, 2006, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $334,973 for services provided by insurance companies.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with AIM Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2006, expenses incurred under the Plan are shown in the Statement of Operations as distribution fees.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

AIM V.I. Financial Services Fund

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances in an affiliated money market fund. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in an affiliated money market fund for the year ended December 31, 2006.

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      12/31/06        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $       --       $13,335,822       $ (7,509,486)         $   --         $ 5,826,336     $103,450       $   --
----------------------------------------------------------------------------------------------------------------------------------
Premier
  Portfolio-
  Institutional
  Class            5,064,797        31,630,823        (30,869,283)             --           5,826,337      169,948           --
==================================================================================================================================
  Total
    Investments
    in
    Affiliates    $5,064,797       $44,966,645       $(38,378,769)         $   --         $11,652,673     $273,398       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2006, the Fund engaged in securities purchases of $193,600.

NOTE 5-- EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) custodian credits which result from periodic overnight cash balances at the custodian and (ii) a one time custodian fee credit to be used to offset future custodian fee. For the year ended December 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $1,830.

NOTE 6--TRUSTEES' AND OFFICERS FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2006, the Fund paid legal fees of $4,248 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

AIM V.I. Financial Services Fund

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years December 31, 2006 and 2005 was as follows:

                                                                 2006          2005
--------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $2,186,522    $1,893,532
--------------------------------------------------------------------------------------
Long-term capital gain                                           842,280            --
======================================================================================
  Total distributions                                         $3,028,802    $1,893,532
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2006, the components of net assets on a tax basis were as follows:

                                                                    2006
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  2,157,654
----------------------------------------------------------------------------
Undistributed long-term gain                                       6,993,719
----------------------------------------------------------------------------
Unrealized appreciation -- investments                            30,141,984
----------------------------------------------------------------------------
Temporary book/tax differences                                       (19,027)
----------------------------------------------------------------------------
Post October Currency loss deferral                                     (144)
----------------------------------------------------------------------------
Shares of beneficial interest                                    108,481,993
============================================================================
  Total net assets                                              $147,756,179
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis net unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(83).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the currency losses deferred, trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of December 31, 2006.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2006 was $17,747,719 and $34,789,845, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $32,670,067
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (2,528,000)
===============================================================================
Net unrealized appreciation of investment securities               $30,142,067
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $119,531,459.

AIM V.I. Financial Services Fund

NOTE 10--SHARE INFORMATION

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                       2006(A)                         2005
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     1,717,516    $ 28,153,085     1,679,434    $ 24,855,189
----------------------------------------------------------------------------------------------------------------------
  Series II                                                       94,755       1,577,115            --              --
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       175,406       3,000,536       123,028       1,893,397
----------------------------------------------------------------------------------------------------------------------
  Series II                                                        1,660          28,266             9             135
======================================================================================================================
Reacquired:
  Series I                                                    (2,756,103)    (43,629,132)   (6,506,406)    (91,832,786)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                       (1,101)        (18,735)           --              --
======================================================================================================================
                                                                (767,867)   $(10,888,865)   (4,703,935)   $(65,084,065)
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 79% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and intends for the Fund to adopt FIN 48 provisions during the fiscal year ending December 31, 2007.

AIM V.I. Financial Services Fund


NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          SERIES I
                                                              -----------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------------
                                                                2006             2005            2004        2003        2002
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  15.26         $  14.61        $  13.54    $  10.50    $  12.42
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.23(a)          0.19(a)         0.15        0.08        0.08
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.28             0.66            1.02        3.02       (1.93)
===============================================================================================================================
    Total from investment operations                              2.51             0.85            1.17        3.10       (1.85)
===============================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.26)           (0.20)          (0.10)      (0.06)      (0.07)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.10)              --              --          --          --
===============================================================================================================================
    Total distributions                                          (0.36)           (0.20)          (0.10)      (0.06)      (0.07)
===============================================================================================================================
Net asset value, end of period                                $  17.41         $  15.26        $  14.61    $  13.54    $  10.50
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                  16.52%            5.84%           8.68%      29.58%     (14.90)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $146,092         $141,241        $203,879    $210,352    $142,403
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets                           1.12%(c)         1.12%           1.12%       1.09%       1.09%
===============================================================================================================================
Ratio of net investment income to average net assets              1.44%(c)         1.30%           0.89%       0.87%       0.57%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                             14%              22%             67%         65%         72%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $133,432,989.

                                                                               SERIES II
                                                              -------------------------------------------
                                                                                           APRIL 30, 2004
                                                                   YEAR ENDED               (DATE SALES
                                                                  DECEMBER 31,             COMMENCED) TO
                                                              ---------------------         DECEMBER 31,
                                                               2006           2005              2004
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $15.23         $14.59            $13.50
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.20(a)        0.15(a)           0.12
---------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        2.26           0.67              1.07
=========================================================================================================
    Total from investment operations                            2.46           0.82              1.19
=========================================================================================================
Less distributions:
  Dividends from net investment income                         (0.26)         (0.18)            (0.10)
---------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.10)            --                --
=========================================================================================================
    Total distributions                                        (0.36)         (0.18)            (0.10)
=========================================================================================================
Net asset value, end of period                                $17.33         $15.23            $14.59
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                16.22%          5.61%             8.85%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,664         $   11            $   11
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets                         1.37%(c)       1.37%             1.38%(d)
=========================================================================================================
Ratio of net investment income to average net assets            1.19%(c)       1.05%             0.63%(d)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate(e)                                        14%            22%               67%
_________________________________________________________________________________________________________
=========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $332,268.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM V.I. Financial Services Fund


NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing; and

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. Financial Services Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Financial Services Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Financial Services Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 14, 2007
Houston, Texas

AIM V.I. Financial Services Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2006:

           FEDERAL AND STATE INCOME TAX

           Long-Term Capital Gain Dividends          $842,280
           Corporate Dividends Received
             Deduction*                                   100%


* The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

AIM V.I. Financial Services Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993           Director and Chairman, A I M Management    None
   Trustee and Vice Chair                         Group Inc. (financial services holding
                                                  company); Director and Vice Chairman,
                                                  AMVESCAP PLC; Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm) and
                                                  Trustee and Vice Chair of The AIM Family
                                                  of Funds--Registered Trademark--

                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer);
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and President
                                                  and Principal Executive Officer of The
                                                  AIM Family of Funds--Registered
                                                  Trademark--
-------------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954     2006           Director, Chief Executive Officer and      None
   Trustee, President and                         President, A I M Management Group Inc.,
   Principal                                      AIM Mutual Fund Dealer Inc. (registered
   Executive Officer                              broker dealer), AIM Funds Management
                                                  Inc. (registered investment advisor) and
                                                  1371 Preferred Inc. (holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc., INVESCO Funds Group, Inc.
                                                  (registered investment advisor and
                                                  register transfer agent) and AIM GP
                                                  Canada Inc. (general partner for a
                                                  limited partnership); Director, A I M
                                                  Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Director and
                                                  Chairman, AIM Investment Services, Inc.,
                                                  Fund Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); Director, President and
                                                  Chairman, AVZ Callco Inc. (holding
                                                  company); AMVESCAP Inc. (holding
                                                  company) and AIM Canada Holdings Inc.
                                                  (holding company); Director and Chief
                                                  Executive Officer, AIM Trimark Corporate
                                                  Class Inc. (formerly AIM Trimark Global
                                                  Fund Inc.) (corporate mutual fund
                                                  company) and AIM Trimark Canada Fund
                                                  Inc. (corporate mutual fund company);
                                                  Trustee, President and Principal
                                                  Executive Officer of The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); Trustee and
                                                  Executive Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); and Manager,
                                                  Powershares Capital Management LLC

                                                  Formerly: President and Principal
                                                  Executive Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); Chairman, AIM
                                                  Canada Holdings, Inc.; Executive Vice
                                                  President and Chief Operations Officer,
                                                  AIM Funds Management Inc.; President,
                                                  AIM Trimark Global Fund Inc. and AIM
                                                  Trimark Canada Fund Inc.; and Director,
                                                  Trimark Trust (federally regulated
                                                  Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company
                                                  Formerly: Partner, law firm of Baker &     (2 portfolios))
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Founder, Green, Manning & Bunch Ltd.,      None
   Trustee                                        (investment banking firm); and Director,
                                                  Policy Studies, Inc. and Van Gilder
                                                  Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation (property casualty company)

                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and Director of various
                                                  affiliated Volvo companies; and
                                                  Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund
                                                  company); and Owner, Dos Angelos Ranch,    (non-profit)
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)

-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company
                                                                                             (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    Director, Mainstay VP Series
   Trustee                                        Formerly: Partner, Deloitte & Touche       Funds, Inc. (21 portfolios)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. Financial Services Fund


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER     PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIP(S)
TRUST                              SINCE          DURING PAST 5 YEARS                       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Senior Vice President and Senior Officer  N/A
   Senior Vice President and                      of The AIM Family of Funds--Registered
   Senior Officer                                 Trademark--
                                                  Formerly: Director of Compliance and
                                                  Assistant General Counsel, ICON
                                                  Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962            2006           Director, Senior Vice President,          N/A
   Senior Vice President, Chief                   Secretary and General Counsel, A I M
   Legal Officer and Secretary                    Management Group Inc. and A I M
                                                  Advisors, Inc.; Director, Vice President
                                                  and Secretary, INVESCO Distributors,
                                                  Inc.; Vice President and Secretary,
                                                  A I M Capital Management, Inc., AIM
                                                  Investment Services, Inc., and Fund
                                                  Management Company; Senior Vice
                                                  President and Secretary, A I M
                                                  Distributors, Inc.; Director and Vice
                                                  President, INVESCO Funds Group Inc.;
                                                  Senior Vice President, Chief Legal
                                                  Officer and Secretary of The AIM Family
                                                  of Funds--Registered Trademark--; and
                                                  Manager, Powershares Capital Management
                                                  LLC

                                                  Formerly: Chief Operating Officer,
                                                  Senior Vice President, General Counsel,
                                                  and Secretary, Liberty Ridge Capital,
                                                  Inc. (an investment adviser); Vice
                                                  President and Secretary, PBHG Funds (an
                                                  investment company); Vice President and
                                                  Secretary, PBHG Insurance Series Fund
                                                  (an investment company); General Counsel
                                                  and Secretary, Pilgrim Baxter Value
                                                  Investors (an investment adviser); Chief
                                                  Operating Officer, General Counsel and
                                                  Secretary, Old Mutual Investment
                                                  Partners (a broker-dealer); General
                                                  Counsel and Secretary, Old Mutual Fund
                                                  Services (an administrator); General
                                                  Counsel and Secretary, Old Mutual
                                                  Shareholder Services (a shareholder
                                                  servicing center); Executive Vice
                                                  President, General Counsel and
                                                  Secretary, Old Mutual Capital, Inc. (an
                                                  investment adviser); and Vice President
                                                  and Secretary, Old Mutual Advisors Funds
                                                  (an investment company)
------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Global Compliance Director, AMVESCAP      N/A
   Vice President                                 PLC; and Vice President of The AIM
                                                  Family of Funds--Registered Trademark--

                                                  Formerly: Senior Vice President, A I M
                                                  Management Group Inc. (financial
                                                  services holding company); Senior Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Advisors, Inc. and The AIM Family
                                                  of Funds--Registered Trademark--; Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Vice President, AIM
                                                  Investment Services, Inc. and Fund
                                                  Management Company; Senior Vice
                                                  President and Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; and Senior Vice President
                                                  and Compliance Director, Delaware
                                                  Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Senior Vice President and General
   Vice President                                 Counsel, AMVESCAP PLC; Director, INVESCO
                                                  Funds Group, Inc.; and Vice President of
                                                  The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Director, Vice President and    N/A
                                                  General Counsel, Fund Management
                                                  Company; Director, Senior Vice
                                                  President, Secretary and General
                                                  Counsel, A I M Management Group Inc. and
                                                  A I M Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Senior Vice President, A I M
                                                  Distributors, Inc.; Vice President,
                                                  A I M Capital Management, Inc. and AIM
                                                  Investment Services, Inc.; Senior Vice
                                                  President, Chief Legal Officer and
                                                  Secretary of The AIM Family of
                                                  Funds--Registered Trademark--; Chief
                                                  Executive Officer and President, INVESCO
                                                  Funds Group, Inc.; and Senior Vice
                                                  President, and General Counsel, Liberty
                                                  Financial Companies, Inc. and Senior
                                                  Vice President and General Counsel
                                                  Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M  N/A
   Vice President, Principal                      Advisors, Inc.; and Vice President,
   Financial Officer and                          Treasurer and Principal Officer of The
   Treasurer                                      AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief           N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc. and Vice President
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, Senior Vice
                                                  President and Senior Investment Officer,
                                                  A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing     N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc. and The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); and
                                                  President and Principal Executive
                                                  Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust Only)
                                                  Formerly: Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only)
------------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967         2005           Anti-Money Laundering Compliance          N/A
   Anti-Money Laundering                          Officer, A I M Advisors, Inc., A I M
   Compliance Officer                             Capital Management, Inc., A I M
                                                  Distributors, Inc., AIM Investment
                                                  Services, Inc., AIM Private Asset
                                                  Management, Inc., Fund Management
                                                  Company and The AIM Family of
                                                  Funds--Registered Trademark--
                                                  Formerly: Manager of the Fraud
                                                  Prevention Department, AIM Investment
                                                  Services, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958        2006           Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                       Group Inc.; Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc.; and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company

                                                  Formerly: Global Head of Product
                                                  Development, AIG-Global Investment
                                                  Group, Inc.; Chief Compliance Officer
                                                  and Deputy General Counsel,
                                                  AIG-SunAmerica Asset Management; and
                                                  Chief Compliance Officer, Chief
                                                  Operating Officer and Deputy General
                                                  Counsel, American General Investment
                                                  Management
------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            225 Franklin Street
Floor                         1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
Philadelphia, PA 19103-7599   Americas
                              New York, NY 10036-2714

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
    SECTOR EQUITY                                                                       AIM V.I. GLOBAL HEALTH CARE FUND

    Sectors                                                           Annual Report to Shareholders -  December 31, 2006

The Fund provides a complete list of its
holdings four times in each fiscal year,
at the quarter-ends. For the second and
fourth quarters, the lists appear in the
Fund's semiannual and annual reports to
shareholders. For the first and third
quarters, the Fund files the lists with
the Securities and Exchange Commission
(SEC) on Form N-Q. The Fund's Form N-Q
filings are available on the SEC Web
site, sec.gov. Copies of the Fund's
Forms N-Q may be reviewed and copied at
the SEC Public Reference Room in                                         [COVER GLOBE IMAGE]
Washington, D.C. You can obtain
information on the operation of the
Public Reference Room, including
information about duplicating fee
charges, by calling 202-942-8090 or
800-732-0330, or by electronic request
at the following E-mail address:
publicinfo@sec.gov. The SEC file numbers
for the Fund are 811-07452 and
033-57340. The Fund's most recent
portfolio holdings, as filed on Form
N-Q, have also been made available to
insurance companies issuing variable
annuity contracts and variable life
insurance policies ("variable products")
that invest in the Fund.

A description of the policies and
procedures that the Fund uses to
determine how to vote proxies relating
to portfolio securities is available                                                    AIM V.I. GLOBAL HEALTH CARE FUND
without charge, upon request, from our                                                             seeks capital growth.
Client Services department at
800-410-4246 or on the AIM Web site,
AIMinvestments.com. On the home page,
scroll down and click on AIM Funds Proxy
Policy. The information is also
available on the SEC Web site, sec.gov.

Information regarding how the Fund voted
proxies related to its portfolio
securities during the 12 months ended
June 30, 2006, is available at our Web                     UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT
site. Go to AIMinvestments.com, access                     IS AS OF DECEMBER 31, 2006, AND IS BASED ON TOTAL NET ASSETS.
the About Us tab, click on Required
Notices and then click on Proxy Voting
Activity. Next, select the Fund from the
drop-down menu. The information is also
available on the SEC Web site, sec.gov.

                                              =========================================================================
                                              THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
                                              PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE
       [AIM INVESTMENTS LOGO]                 INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ
      --Registered Trademark--                EACH CAREFULLY BEFORE INVESTING.
                                              =========================================================================

                                                         NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

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
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                               AIM V.I. GLOBAL HEALTH CARE FUND

PERFORMANCE SUMMARY                                                                       term commercial potential of each
                                                                                          company's current and prospective
The year ended December 31, 2006, was a difficult one for the health care sector. For     products, especially products that fill
the year, AIM V.I. Global Health Care Fund fared better than its peer group index but     otherwise unfilled market segments.
trailed its broad market and style-specific indexes. The Fund underperformed the MSCI
World Index --SERVICE MARK-- because the health care sector was one of the weakest             We seek to manage risk by generally:
performing sectors of the market. The Fund underperformed the MSCI World Health Care
Index due primarily to an overweight position in biotechnology stocks and an              - Limiting investments in a single stock.
underweight position in pharmaceutical stocks relative to the index.
                                                                                          - Diversifying across industries.
     Your Fund's long-term performance appears on pages 4-5.
                                                                                          - Monitoring political trends that could
FUND VS. INDEXES                                                                          negatively affect a specific industry.

TOTAL RETURNS, 12/31/05 - 12/31/06, EXCLUDING VARIABLE PRODUCT ISSUER CHARGES. IF              We may sell a holding when:
VARIABLE PRODUCT ISSUER CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.
                                                                                          - We identify a more attractive investment
Series I Shares                                                       5.24%               opportunity.
Series II Shares                                                      4.96
MSCI World Index (Broad Market Index)(1)                             20.07                - We see a deterioration of a company's
S&P 500 --REGISTERED TRADEMARK-- Index (Former Broad Market Index)   15.78                fundamentals.
MSCI World Health Care Index (Style-Specific Index)(2)               10.47
Goldman Sachs Health Care Index (Former Style-Specific Index)         5.42                - A company fails to capitalize on a
Lipper Health/Biotechnology Funds Index (Peer Group Index)            4.80                market opportunity.

SOURCE: A I M MANAGEMENT GROUP, INC., LIPPER INC., FACTSET RESEARCH SYSTEMS INC.          - A change in management occurs.

(1)  The Fund has elected to use the MSCI World Index as its broad-based index instead    - A stock's price target has been met.
     of the S&P 500 Index as it better represents the global investments of the Fund.
                                                                                          MARKET CONDITIONS AND YOUR FUND
(2)  The Fund has elected to use the MSCI World Health Care Index as its
     style-specific index instead of the Goldman Sachs Health Care Index as it better     The year started off on a positive note
     represents the global investments of the Fund.                                       the markets were encouraged by strong
                                                                                          economic data. Ben Bernanke took the helm
=======================================================================================   as the new chairman of the U.S. Federal
                                                                                          Reserve Board (the Fed). However, tensions
HOW WE INVEST                                                                             in the Middle East escalated with the
                                                                                          Israel-Lebanon conflict, residential
We seek health care stocks of all market     We typically invest in four broad segments   housing markets showed signs of cooling
capitalizations from around the world that   of the health care sector:                   and rising energy prices heightened
we believe are attractively priced and       pharmaceuticals, biotechnology, medical      inflation concerns. These factors led to a
have the potential to benefit from           technology and health services. We look      slight sell-off in the markets mid way
long-term earnings and cash flow growth.     for companies that are financially healthy   through the year, as investors became
                                             and, in our opinion, likely to sustain       concerned about an economic downturn. This
                                             their profitability. We assess the long-     affected small-cap stocks more than
                                                                                          large-cap stocks, as they are generally
                                                                                          more sensitive to signs of economic
                                                                                          weakness. However, the markets staged a
                                                                                          rally

====================================================================================================================================
PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*
------------------------------------------------------------------------------------------------------------------------------------
By country                                   1. Pharmaceuticals                   34.4%   1. Roche Holding A.G. (Switzerland)   5.5%
United States                        72.7%   2. Biotechnology                     21.5    2. Novartis A.G.-ADR (Switzerland)    3.7
Switzerland                           9.2    3. Health Care Equipment             12.1    3. Johnson & Johnson                  3.7
France                                3.6    4. Managed Health Care                6.8    4. Pfizer Inc.                        3.2
Countries Each With Less                     5. Life Sciences Tools & Services     6.2    5. Amgen Inc.                         2.8
Than 2.0% of Portfolio                6.5                                                 6. Gilead Sciences, Inc.              2.7
Money Market Funds Plus                      Total Net Assets           $333.16 million   7. Genzyme Corp.                      2.6
Other Assets Less Liabilities         8.0                                                 8. Wyeth                              2.4
                                             Total Number of Holdings*               95   9. UnitedHealth Group Inc.            2.1
                                                                                          10.Cytyc Corp.                        1.8

* Excluding money market fund holdings.

The Fund's holdings are subject to change, and there is no assurance that the
Fund will continue to hold any particular security.
===================================================================================================================================

                                                                                          AIM V.I. GLOBAL HEALTH CARE FUND

beginning in August after the Fed held       software maker dropped throughout the year                Derek M. Taner Chartered
interest rates steady after 17 consecutive   due to accounting restatements, Securities     [TANER     Financial Analyst, portfolio
increases. Also contributing to the rally    Exchange Commission audits, management          PHOTO]    manager, is manager of AIM
was a series of solid economic reports       turnover and possible delisting of the                    V.I. Global Health Care Fund.
that indicated the economy, while slowing,   security. We sold the position due to        Mr. Taner began his investment career in
continued to expand, and inflation           these developments.                          1993 and joined AIM in 2005. He earned a
remained within manageable levels.                                                        B.S. in accounting and an M.B.A. from the
                                                  MEDIMMUNE, a biotech firm focused on    Haas School of Business at the University
     Against this backdrop, utilities and    treatments related to infectious and         of California at Berkeley.
telecommunication services were the          inflammatory diseases and cancer, also
best-performing sectors of the MSCI World    detracted from performance over the year.    Assisted by the Global Health Care Team
Index. The health care sector was one of     Shares declined during the third quarter
the weakest sectors of the broad market,     of 2006 after the company reported a
as managed health care and health care       decrease in year-over-year revenues, which
information technology stocks struggled.     were mostly due to increased competition.
Pharmaceutical stocks, which comprise        We continued to own the stock as the long
approximately 60% of the MSCI World Health   term fundamentals had not changed.
Care Index, were one of the best
performing industries in the sector for           We maintained our foreign exposure
the year, significantly outperforming        with moderate weight in Japan, France and
biotechnology stocks.                        Switzerland. During the year, we reduced
                                             our Japanese holdings to take profits, and
     Relative to the style-specific index,   we increased our position in the United
our overweight position in biotechnology     States as we identified attractive buying
stocks and underweight position in           opportunities domestically.
pharmaceutical stocks detracted from
performance. On the other hand, the Fund's        During the year, we positioned the
stock selection in pharmaceuticals and an    Fund in anticipation of the impact of the
overweight position in life science tools    Medicare Modernization Act, as we believed
and services stocks were positive            this law could have a positive influence
contributors to absolute performance.        on a number of health care industries.

     Stocks that enhanced Fund performance   IN CLOSING
included Shire, a specialty pharmaceutical
company focusing on central nervous          As always, we thank you for your continued
system, gastrointestinal and human genetic   investment and welcome any new
therapies. In an effort to expand its        investors to AIM V.I. Global Health Care
product pipeline through in-licensing,       Fund.
Shire is actively seeking collaborative
partnerships for products in its strategic   THE VIEWS AND OPINIONS EXPRESSED IN
areas of focus in various phases of the      MANAGEMENT'S DISCUSSION OF FUND
development process. Shire's stock rose in   PERFORMANCE ARE THOSE OF A I M ADVISORS,
anticipation of a patent settlement for      INC. THESE VIEWS AND OPINIONS ARE SUBJECT
the company's largest product, attention     TO CHANGE AT ANY TIME BASED ON FACTORS
deficit hyperactivity disorder (ADHD)        SUCH AS MARKET AND ECONOMIC CONDITIONS.
medication Adderall XR --REGISTERED          THESE VIEWS AND OPINIONS MAY NOT BE RELIED
TRADEMARK--, and after the release of        UPON AS INVESTMENT ADVICE OR
favorable clinical data regarding a new      RECOMMENDATIONS, OR AS AN OFFER FOR A
ADHD drug.                                   PARTICULAR SECURITY. THE INFORMATION IS
                                             NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF
     IPSEN, a manufacturer of medical        ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR
drugs for targeted disease areas of          THE FUND. STATEMENTS OF FACT ARE FROM
oncology, endocrinology and neuromuscular    SOURCES CONSIDERED RELIABLE, BUT A I M
disorders, was another strong contributor    ADVISORS, INC. MAKES NO REPRESENTATION OR
to performance for the year. Shares of the   WARRANTY AS TO THEIR COMPLETENESS OR
stock appreciated following its initial      ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE
public offering in December 2005. The        IS NO GUARANTEE OF FUTURE RESULTS, THESE
stock also benefited from recent favorable   INSIGHTS MAY HELP YOU UNDERSTAND OUR
clinical data released by the company.       INVESTMENT MANAGEMENT PHILOSOPHY.

     On the other hand, health care                                                       FOR A DISCUSSION OF THE RISKS OF INVESTING
technology stock MERGE TECHNOLOGIES                                                       IN YOUR FUND, INDEXES USED IN THIS REPORT
detracted from performance. Shares of the                                                 AND YOUR FUND'S LONG-TERM PERFORMANCE,
medical imaging                                                                           PLEASE SEE PAGES 4-5.

                                        3
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
YOUR FUND'S LONG-TERM PERFORMANCE                                                         AIM V.I. GLOBAL HEALTH CARE FUND

==========================================   RESTATED HISTORICAL PERFORMANCE OF SERIES    INSURANCE FUNDS, IS CURRENTLY OFFERED
AVERAGE ANNUAL TOTAL RETURNS                 I SHARES (FOR PERIODS PRIOR TO INCEPTION     THROUGH INSURANCE COMPANIES ISSUING
------------------------------------------   OF SERIES II SHARES) ADJUSTED TO REFLECT     VARIABLE PRODUCTS. YOU CANNOT PURCHASE
As of 12/31/06                               THE RULE 12b-1 FEES APPLICABLE TO SERIES     SHARES OF THE FUND DIRECTLY. PERFORMANCE
SERIES I SHARES                              II SHARES. THE INCEPTION DATE OF SERIES I    FIGURES GIVEN REPRESENT THE FUND AND ARE
Inception (5/21/97)              8.70%       SHARES IS MAY 21, 1997. THE PERFORMANCE OF   NOT INTENDED TO REFLECT ACTUAL VARIABLE
5 Years                          3.40        THE FUND'S SERIES I AND SERIES II SHARE      PRODUCT VALUES. THEY DO NOT REFLECT SALES
1 Year                           5.24        CLASSES WILL DIFFER PRIMARILY DUE TO         CHARGES, EXPENSES AND FEES ASSESSED IN
                                             DIFFERENT CLASS EXPENSES.                    CONNECTION WITH A VARIABLE PRODUCT. SALES
SERIES II SHARES                                                                          CHARGES, EXPENSES AND FEES, WHICH ARE
Inception                        8.43%            THE PERFORMANCE DATA QUOTED REPRESENT   DETERMINED BY THE VARIABLE PRODUCT
5 Years                          3.13        PAST PERFORMANCE AND CANNOT GUARANTEE        ISSUERS, WILL VARY AND WILL LOWER THE
1 Year                           4.96        COMPARABLE FUTURE RESULTS; CURRENT           TOTAL RETURN.
==========================================   PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE
                                             CONTACT YOUR VARIABLE PRODUCT ISSUER OR           PER NASD REQUIREMENTS, THE MOST
==========================================   FINANCIAL ADVISOR FOR THE MOST RECENT        RECENT MONTH-END PERFORMANCE DATA AT THE
CUMULATIVE TOTAL RETURNS                     MONTH-END VARIABLE PRODUCT PERFORMANCE.      FUND LEVEL,EXCLUDING VARIABLE PRODUCT
------------------------------------------   PERFORMANCE FIGURES REFLECT FUND EXPENSES,   CHARGES, IS AVAILABLE ON THIS AIM
6 months ended 12/31/06                      REINVESTED DISTRIBUTIONS AND CHANGES IN      AUTOMATED INFORMATION LINE, 866-702-4402.
Series I Shares                  7.12%       NET ASSET VALUE. INVESTMENT RETURN AND       AS MENTIONED ABOVE, FOR THE MOST RECENT
Series II Shares                 6.96        PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU   MONTH-END PERFORMANCE INCLUDING VARIABLE
==========================================   MAY HAVE A GAIN OR LOSS WHEN YOU SELL        PRODUCT CHARGES, PLEASE CONTACT YOUR
                                             SHARES.                                      VARIABLE PRODUCT ISSUER OR FINANCIAL
SERIES II SHARES' INCEPTION DATE IS APRIL                                                 ADVISOR.
30, 2004. RETURNS SINCE THAT DATE ARE             AIM V.I. GLOBAL HEALTH CARE FUND, A
HISTORICAL. ALL OTHER RETURNS ARE THE        SERIES PORTFOLIO OF AIM VARIABLE
BLENDED RETURNS OF THE HISTORICAL
PERFORMANCE OF SERIES II SHARES SINCE
THEIR INCEPTION AND THE

====================================================================================================================================

PRINCIPAL RISKS OF INVESTING IN THE FUND     or declares bankruptcy, the Fund may         fall more than the value of shares of a
                                             experience delays in selling the             fund that invests more broadly.
Prices of equity securities change in        securities underlying the repurchase
response to many factors including the       agreement.                                   ABOUT INDEXES USED IN THIS REPORT
historical and prospective earnings of the
issuer, the value of its assets, general          There is no guarantee that the          The unmanaged MSCI WORLD INDEX is a
economic conditions, interest rates,         investment techniques and risk analyses      group of global securities tracked by
investor perceptions and market liquidity.   used by the Fund's portfolio managers will   Morgan Stanley Capital International.
                                             produce the desired results.
     The value of convertible securities                                                       The unmanaged STANDARD & POOR'S
in which the Fund invests may be affected         The Fund invests in synthetic           COMPOSITE INDEX OF 500 STOCKS (the S&P 500
by market interest rates, the risk that      instruments, the value of which may not      Index) is an index of common stocks
the issuer may default on interest or        correlate perfectly with the overall         frequently used as a general measure of
principal payments and the value of the      securities markets. Rising interest rates    U.S. stock market performance.
underlying common stock into which these     and market price fluctuations will affect
securities may be converted.                 the performance of the Fund's investments         The unmanaged MSCI WORLD HEALTH CARE
                                             in synthetic instruments. Also, synthetic    INDEX, a subset of the MSCI World Index,
     Foreign securities have additional      instruments are subject to counter party     includes health care securities from
risks, including exchange rate changes,      risk--the risk that the other party in       developed countries. The unmanaged MSCI
political and economic upheaval, the         the transaction will not fulfill its         World Index tracks the performance of
relative lack of information about these     contractual obligation to complete the       approximately 50 countries covered by
companies, relatively low market liquidity   transaction with the Fund.                   Morgan Stanley Capital International that
and the potential lack of strict financial                                                are considered developed markets.
and accounting controls and standards.            The value of the Fund's shares is
                                             particularly vulnerable to factors                The unmanaged GOLDMAN SACHS HEALTH
     Investing in emerging markets           affecting the health care industry, such     CARE INDEX is a modified
involves greater risk than investing in      as substantial government regulation.        capitalization-weighted index designed as
more established markets. The risks          Government regulation may impact the         a benchmark for U.S. traded securities in
include the relatively smaller size and      demand for products and services offered     the health care sector. The index includes
lesser liquidity of these markets, high      by health care companies. Also, the          companies in the following categories:
inflation rates, adverse political           products and services offered by health      providers of health care related services,
developments and lack of timely              care companies may be subject to rapid       researchers, manufacturers, and
information.                                 obsolescence caused by scientific advances   distributors
                                             and technological innovations. These
     If the seller of a repurchase           factors can cause the Fund's shares to
agreement in which the Fund invests          rise and
defaults on its obligation

                                                                                          Continued on page 5
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                                        4
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
                                                                                          AIM V.I. GLOBAL HEALTH CARE FUND

Past performance cannot guarantee            of charts in illustrating changes in value   each segment represents a doubling, or
comparable future results.                   during the early years shown in the chart.   100% change, in the value of the
                                             The vertical axis, the one that indicates    investment. In other words, the space
     This chart, which is a logarithmic      the dollar value of an investment, is        between $5,000 and $10,000 is the same
chart, presents the fluctuations in the      constructed with each segment representing   size as the space between $10,000 and
value of the Fund and its indexes. We        a percent change in the value of the         $20,000, and so on.
believe that a logarithmic chart is more     investment. In this chart,
effective than other types

====================================================================================================================================

Continued from page 4

of pharmaceuticals, drugs and related        performance of the Fund may deviate          product issuer charges. If such charges
sciences, and medical supplies,              significantly from the performance of the    were included, the total returns would be
instruments and products.                    indexes.                                     lower.

     The unmanaged LIPPER HEALTH/                 A direct investment cannot be made in        Industry classifications used in this
BIOTECHNOLOGY FUNDS INDEX represents an      an index. Unless otherwise indicated,        report are generally according to the
average of the 30 largest health and         index results include reinvested             Global Industry Classification Standard,
biotechnology funds tracked by Lipper        dividends, and they do not reflect sales     which was developed by and is the
Inc., an independent mutual fund             charges. Performance of an index of funds    exclusive property and a service mark of
performance monitor.                         reflects fund expenses; performance of a     Morgan Stanley Capital International Inc.
                                             market index does not.                       and Standard & Poor's.
     In conjunction with the annual
prospectus update on or about May 1, 2007,   OTHER INFORMATION                                 The Chartered Financial Analyst
the AIM V.I. Global Health Care Fund                                                      --Registered Trademark-- (CFA --Registered
prospectus will be amended to reflect that   The returns shown in management's            Trademark--) designation is a globally
the Fund has elected to use the Lipper       discussion of Fund performance are based     recognized standard for measuring the
Variable Underlying Funds (VUF)              on net asset values calculated for           competence and integrity of investment
Health/Biotechnology Funds Category          shareholder transactions. Generally          professionals.
Average as its peer group index rather       accepted accounting principles require
than the Lipper Health/Biotechnology Funds   adjustments to be made to the net assets
Index. The Lipper VUF                        of the Fund at period end for financial
Health/Bio-technology Funds Category         reporting purposes, and as such, the net
Average, recently published by Lipper        asset values for shareholder transactions
Inc., comprises the largest underlying       and the returns based on those net asset
funds in each variable insurance category    values may differ from the net asset
and does not include mortality and expense   values and returns reported in the
fees.                                        Financial Highlights. Additionally, the
                                             returns and net asset values shown
     The Fund is not managed to track the    throughout this report are at the Fund
performance of any particular index,         level only and do not include variable
including the indexes defined here, and
consequently, the
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                                        5

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Fund data from 5/21/97, index data from 5/31/97

                   AIM V.I.                                                                               LIPPER
           GLOBAL HEALTH CARE FUND                                           GOLDMAN SACHS      HEALTH/BIOTECHNOLOGY FUNDS
 DATE         -SERIES I SHARES        S&P 500 INDEX    MSCI WORLD INDEX    HEALTH CARE INDEX              INDEX
--------------------------------------------------------------------------------------------------------------------------
5/21/97           $ 10000
   5/97             10000                $ 10000           $ 10000              $ 10000                  $ 10000
   6/97             10000                  10445             10497                10781                    10505
   7/97              9930                  11275             10979                11118                    10848
   8/97             10250                  10644             10243                10491                    10556
   9/97             10610                  11227             10797                11066                    11402
  10/97             10610                  10852             10227                10932                    11117
  11/97             10910                  11354             10407                11344                    11199
  12/97             11040                  11549             10532                11676                    11252
   1/98             11589                  11677             10823                12216                    11486
   2/98             12049                  12518             11554                13007                    12130
   3/98             12699                  13159             12040                13598                    12586
   4/98             12999                  13294             12156                13955                    12678
   5/98             12909                  13066             12002                13730                    12309
   6/98             13629                  13596             12285                14519                    12666
   7/98             13639                  13452             12263                14527                    12524
   8/98             12289                  11509             10626                12614                    10696
   9/98             13618                  12247             10812                14036                    12007
  10/98             14068                  13241             11788                14664                    12466
  11/98             14798                  14043             12487                15447                    13110
  12/98             15768                  14852             13095                16376                    14177
   1/99             15871                  15473             13380                16316                    14409
   2/99             15623                  14992             13022                16114                    14036
   3/99             15984                  15592             13562                16606                    14396
   4/99             15108                  16196             14095                15833                    13698
   5/99             14531                  15813             13578                15567                    13625
   6/99             15108                  16689             14209                16225                    14286
   7/99             14830                  16170             14165                15719                    14303
   8/99             15367                  16090             14138                16024                    14695
   9/99             14428                  15649             13999                14595                    13634
  10/99             15171                  16639             14724                15660                    14280
  11/99             15514                  16977             15137                16123                    14881
  12/99             16536                  17976             16360                15713                    15644
   1/00             17507                  17073             15421                16735                    16761
   2/00             21068                  16750             15461                16680                    19085
   3/00             17187                  18388             16528                16567                    17120
   4/00             16309                  17835             15827                17307                    16945
   5/00             16433                  17469             15424                17984                    17252
   6/00             19664                  17899             15942                19941                    20199
   7/00             18435                  17620             15491                19267                    19575
   8/00             21056                  18713             15993                19964                    21330
   9/00             22180                  17726             15141                20844                    22265
  10/00             21892                  17650             14885                21347                    21988
  11/00             20386                  16260             13980                21648                    21314
  12/00             21587                  16340             14204                22431                    22477
   1/01             19385                  16919             14478                20360                    20619
   2/01             19301                  15377             13252                20264                    20411
   3/01             16956                  14404             12380                18457                    18090
   4/01             18279                  15522             13292                19056                    19494
   5/01             18941                  15626             13119                19687                    20230
   6/01             18961                  15246             12706                19188                    20485
   7/01             18620                  15096             12536                19717                    19855
   8/01             18454                  14152             11933                19212                    19585
   9/01             17803                  13009             10880                19063                    18528
  10/01             18547                  13257             11088                19091                    19148
  11/01             19415                  14274             11742                20111                    20111
  12/01             18868                  14399             11814                19731                    20125
   1/02             17934                  14189             11455                18991                    18927
   2/02             17571                  13916             11355                19106                    18315
   3/02             17821                  14439             11877                19344                    18824
   4/02             17229                  13564             11452                18135                    17871
   5/02             17064                  13464             11471                17781                    17350
   6/02             16059                  12506             10773                16089                    15944
   7/02             15156                  11531              9864                15737                    15361
   8/02             15062                  11607              9881                15850                    15164
   9/02             15031                  10346              8793                15003                    14654
  10/02             15092                  11256              9441                15699                    15197
  11/02             14553                  11918              9948                16137                    15459
  12/02             14252                  11218              9465                15579                    14851
   1/03             14160                  10925              9177                15589                    14794
   2/03             13932                  10761              9016                15320                    14469
   3/03             14553                  10865              8986                15786                    14985
   4/03             15227                  11759              9783                16513                    15731
   5/03             15807                  12378             10339                17282                    17074
====================================================================================================================================
                                                    SOURCES: A I M MANAGEMENT GROUP INC., LIPPER INC., FACTSET RESEARCH SYSTEMS INC.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   6/03             16532                  12536             10517                18024                    17474
   7/03             16605                  12758             10729                18094                    18068
   8/03             16212                  13006             10960                17699                    17836
   9/03             16346                  12868             11026                17725                    17911
  10/03             16855                  13596             11679                17900                    18151
  11/03             17497                  13715             11856                18224                    18640
  12/03             18212                  14434             12598                19196                    19385
   1/04             18886                  14699             12801                19760                    20219
   2/04             19156                  14903             13015                20032                    20475
   3/04             18938                  14678             12929                19453                    20396
   4/04             18855                  14448             12664                20147                    20726
   5/04             18834                  14646             12770                20120                    20641
   6/04             18949                  14931             13042                20116                    20702
   7/04             17715                  14437             12616                18857                    19225
   8/04             17882                  14495             12671                19090                    19369
   9/04             18078                  14652             12911                19037                    19886
  10/04             17975                  14875             13227                18593                    19533
  11/04             18182                  15477             13922                19069                    20303
  12/04             19591                  16004             14453                20399                    21660
   1/05             18896                  15614             14128                19780                    20923
   2/05             18875                  15942             14575                20306                    20827
   3/05             18397                  15660             14294                20324                    20442
   4/05             18728                  15363             13981                21129                    20995
   5/05             19215                  15851             14229                21517                    21588
   6/05             19360                  15874             14352                21613                    21920
   7/05             20345                  16464             14854                22361                    23162
   8/05             20717                  16314             14966                22459                    23416
   9/05             20883                  16446             15354                22313                    23630
  10/05             20376                  16172             14982                21862                    23080
  11/05             20812                  16783             15481                22332                    23710
  12/05             21184                  16789             15824                22870                    24146
   1/06             22065                  17233             16531                23145                    24914
   2/06             22365                  17280             16506                23323                    25220
   3/06             22263                  17495             16869                23060                    25057
   4/06             21619                  17730             17381                22333                    24193
   5/06             20914                  17220             16787                21937                    23362
   6/06             20810                  17243             16783                21947                    23408
   7/06             21049                  17349             16887                22865                    23704
   8/06             21765                  17761             17326                23466                    24410
   9/06             21795                  18219             17532                23699                    24443
  10/06             22107                  18812             18176                23849                    25091
  11/06             22242                  19169             18621                23814                    25179
  12/06             22304                  19438             18999                24111                    25304
====================================================================================================================================

CALCULATING YOUR ONGOING FUND EXPENSES                                                    AIM V.I. GLOBAL HEALTH CARE FUND

EXAMPLE                                      ACTUAL EXPENSES                              5% per year before expenses, which is not
                                                                                          the Fund's actual return. The Fund's
As a shareholder of the Fund, you incur      The table below provides information about   actual cumulative total returns at net
ongoing costs, including management fees;    actual account values and actual expenses.   asset value after expenses for the six
distribution and/or service (12b-1) fees;    You may use the information in this table,   months ended December 31, 2006, appear in
and other Fund expenses. This example is     together with the amount you invested, to    the table "Cumulative Total Returns" on
intended to help you understand your         estimate the expenses that you paid over     page 4.
ongoing costs (in dollars) of investing in   the period. Simply divide your account
the Fund and to compare these costs with     value by $1,000 (for example, an $8,600           The hypothetical account values and
ongoing costs of investing in other mutual   account value divided by $1,000 = 8.6),      expenses may not be used to estimate the
funds. The example is based on an            then multiply the result by the number in    actual ending account balance or expenses
investment of $1,000 invested at the         the table under the heading entitled         you paid for the period. You may use this
beginning of the period and held for the     "Actual Expenses Paid During Period" to      information to compare the ongoing costs
entire period July 1, 2006, through          estimate the expenses you paid on your       of investing in the Fund and other funds.
December 31, 2006.                           account during this period.                  To do so, compare this 5% hypothetical
                                                                                          example with the 5% hypothetical examples
     The actual and hypothetical expenses    HYPOTHETICAL EXAMPLE FOR COMPARISON          that appear in the shareholder reports of
in the examples below do not represent the   PURPOSES                                     the other funds.
effect of any fees or other expenses
assessed in connection with a variable       The table below also provides information         Please note that the expenses shown
product; if they did, the expenses shown     about hypothetical account values and        in the table are meant to highlight your
would be higher while the ending account     hypothetical expenses based on the Fund's    ongoing costs. Therefore, the hypothetical
values shown would be lower.                 actual expense ratio and an assumed rate     information is useful in comparing ongoing
                                             of return of                                 costs, and will not help you determine the
                                                                                          relative total costs of owning different
                                                                                          funds.


====================================================================================================================================
                                                                                       HYPOTHETICAL
                                                   ACTUAL                  (5% ANNUAL RETURN BEFORE EXPENSES)
                    BEGINNING             ENDING            EXPENSES             ENDING            EXPENSES         ANNUALIZED
 SHARE           ACCOUNT VALUE        ACCOUNT VALUE        PAID DURING       ACCOUNT VALUE       PAID DURING         EXPENSE
 CLASS              (7/1/06)          (12/31/06)(1)        PERIOD (2)           (12/31/06)        PERIOD (2)          RATIO
------------------------------------------------------------------------------------------------------------------------------------
Series I          $ 1,000.00           $ 1,071.20            $ 5.69           $ 1,019.71           $ 5.55             1.09%
Series II           1,000.00             1,069.60              6.99             1,018.45             6.82             1.34
===================================================================================================================================

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 4.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT                                                 AIM V.I. GLOBAL HEALTH CARE FUND

The Board of Trustees of AIM Variable        on such review, the Board concluded that     under-performance. Based on this review
Insurance Funds (the "Board") oversees the   the range of services to be provided by      and after taking account of all of the
management of AIM V.I. Global Health Care    AIM under the Advisory Agreement was         other factors that the Board considered in
Fund (the "Fund") and, as required by law,   appropriate and that AIM currently is        determining whether to continue the
determines annually whether to approve the   providing services in accordance with the    Advisory Agreement for the Fund, the Board
continuance of the Fund's advisory           terms of the Advisory Agreement.             concluded that no changes should be made
agreement with A I M Advisors, Inc.                                                       to the Fund and that it was not necessary
("AIM"). Based upon the recommendation of    - The quality of services to be provided     to change the Fund's portfolio management
the Investments Committee of the Board, at   by AIM. The Board reviewed the credentials   team at this time. Although the
a meeting held on June 27, 2006, the         and experience of the officers and           independent written evaluation of the
Board, including all of the independent      employees of AIM who will provide            Fund's Senior Officer (discussed below)
trustees, approved the continuance of the    investment advisory services to the Fund.    only considered Fund performance through
advisory agreement (the "Advisory            In reviewing the qualifications of AIM to    the most recent calendar year, the Board
Agreement") between the Fund and AIM for     provide investment advisory services, the    also reviewed more recent Fund
another year, effective July 1, 2006.        Board considered such issues as AIM's        performance, which did not change their
                                             portfolio and product review process,        conclusions.
     The Board considered the factors        various back office support functions
discussed below in evaluating the fairness   provided by AIM and AIM's equity and fixed   - Meetings with the Fund's portfolio
and reasonableness of the Advisory           income trading operations. Based on the      managers and investment personnel. With
Agreement at the meeting on June 27, 2006    review of these and other factors, the       respect to the Fund, the Board is meeting
and as part of the Board's ongoing           Board concluded that the quality of          periodically with such Fund's portfolio
oversight of the Fund. In their              services to be provided by AIM was           managers and/or other investment personnel
deliberations, the Board and the             appropriate and that AIM currently is        and believes that such individuals are
independent trustees did not identify any    providing satisfactory services in           competent and able to continue to carry
particular factor that was controlling,      accordance with the terms of the Advisory    out their responsibilities under the
and each trustee attributed different        Agreement.                                   Advisory Agreement.
weights to the various factors.
                                             - The performance of the Fund relative to    - Overall performance of AIM. The Board
     One responsibility of the independent   comparable funds. The Board reviewed the     considered the overall performance of AIM
Senior Officer of the Fund is to manage      performance of the Fund during the past      in providing investment advisory and
the process by which the Fund's proposed     one and three calendar years against the     portfolio administrative services to the
management fees are negotiated to ensure     performance of funds advised by other        Fund and concluded that such performance
that they are negotiated in a manner which   advisors with investment strategies          was satisfactory.
is at arms' length and reasonable. To that   comparable to those of the Fund. The Board
end, the Senior Officer must either          noted that the Fund's performance in such    - Fees relative to those of clients of AIM
supervise a competitive bidding process or   periods was below the median performance     with comparable investment strategies. The
prepare an independent written evaluation.   of such comparable funds. The Board also     Board reviewed the effective advisory fee
The Senior Officer has recommended an        noted that AIM began serving as investment   rate (before waivers) for the Fund under
independent written evaluation in lieu of    advisor to the Fund in April 2004. The       the Advisory Agreement. The Board noted
a competitive bidding process and, upon      Board noted that AIM has recently made       that this rate was (i) above the effective
the direction of the Board, has prepared     changes to the Fund's portfolio management   advisory fee rate (before waivers) for one
such an independent written evaluation.      team, which need more time to be evaluated   mutual fund advised by AIM with investment
Such written evaluation also considered      before a conclusion can be made that the     strategies comparable to those of the
certain of the factors discussed below. In   changes have addressed the Fund's            Fund; (ii) the same as the effective
addition, as discussed below, the Senior     under-performance. Based on this review      advisory fee rates (before waivers) for
Officer made a recommendation to the Board   and after taking account of all of the       three variable insurance funds advised by
in connection with such written              other factors that the Board considered in   AIM and offered to insurance company
evaluation.                                  determining whether to continue the          separate accounts with investment
                                             Advisory Agreement for the Fund, the Board   strategies comparable to those of the
     The discussion below serves as a        concluded that no changes should be made     Fund; and (iii) above the effective
summary of the Senior Officer's              to the Fund and that it was not necessary    sub-advisory fee rates for two offshore
independent written evaluation and           to change the Fund's portfolio management    funds advised and sub-advised by AIM
recommendation to the Board in connection    team at this time. Although the              affiliates with investment strategies
therewith, as well as a discussion of the    independent written evaluation of the        comparable to those of the Fund, although
material factors and the conclusions with    Fund's Senior Officer (discussed below)      the total advisory fees for one such
respect thereto that formed the basis for    only considered Fund performance through     offshore fund were above those for the
the Board's approval of the Advisory         the most recent calendar year, the Board     Fund and the total advisory fees for the
Agreement. After consideration of all of     also reviewed more recent Fund               other offshore fund were comparable to
the factors below and based on its           performance, which did not change their      those for the Fund. The Board noted that
informed business judgment, the Board        conclusions.                                 AIM has agreed to waive advisory fees of
determined that the Advisory Agreement is                                                 the Fund and to limit the Fund's total
in the best interests of the Fund and its    - The performance of the Fund relative to    operating expenses, as discussed below.
shareholders and that the compensation to    indices. The Board reviewed the              Based on this review, the Board concluded
AIM under the Advisory Agreement is fair     performance of the Fund during the past      that the advisory fee rate for the Fund
and reasonable and would have been           one, three and five calendar years against   under the Advisory Agreement was fair and
obtained through arm's length                the performance of the Lipper                reasonable.
negotiations.                                Health/Biotech Fund Index. The Board noted
                                             that the Fund's performance in such          - Fees relative to those of comparable
     Unless otherwise stated, information    periods was below the performance of such    funds with other advisors. The Board
presented below is as of June 27, 2006 and   Index. The Board also noted that AIM began   reviewed the advisory fee rate for the
does not reflect any changes that may have   serving as investment advisor to the Fund    Fund under the Advisory Agreement. The
occurred since June 27, 2006, including      in April 2004. The Board noted that AIM      Board compared effective contractual
but not limited to changes to the Fund's     has recently made changes to the Fund's      advisory fee rates at a common asset level
performance, advisory fees, expense          portfolio management team, which need more   at the end of the past calendar year and
limitations and/or fee waivers.              time to be evaluated before a conclusion     noted that the Fund's rate was comparable
                                             can be made that the changes have            to the median rate of the funds advised by
- The nature and extent of the advisory      addressed the Fund's                         other advisors with investment strategies
services to be provided by AIM. The Board                                                 comparable to those of the
reviewed the services to be provided by
AIM under the Advisory Agreement. Based
                                                                                                                         (continued)

                                                                                          AIM V.I. GLOBAL HEALTH CARE FUND

Fund that the Board reviewed. The Board      the Fund may be invested in money market     - Benefits of soft dollars to AIM. The
noted that AIM has agreed to waive           funds advised by AIM pursuant to the terms   Board considered the benefits realized by
advisory fees of the Fund and to limit the   of an SEC exemptive order. The Board found   AIM as a result of brokerage transactions
Fund's total operating expenses, as          that the Fund may realize certain benefits   executed through "soft dollar"
discussed below. Based on this review, the   upon investing cash balances in AIM          arrangements. Under these arrangements,
Board concluded that the advisory fee rate   advised money market funds, including a      brokerage commissions paid by the Fund
for the Fund under the Advisory Agreement    higher net return, increased liquidity,      and/or other funds advised by AIM are used
was fair and reasonable.                     increased diversification or decreased       to pay for research and execution
                                             transaction costs. The Board also found      services. This research may be used by AIM
- Expense limitations and fee waivers. The   that the Fund will not receive reduced       in making investment decisions for the
Board noted that AIM has contractually       services if it invests its cash balances     Fund. The Board concluded that such
agreed to waive advisory fees of the Fund    in such money market funds. The Board        arrangements were appropriate.
through April 30, 2008 to the extent         noted that, to the extent the Fund invests
necessary so that the advisory fees          uninvested cash in affiliated money market   - AIM's financial soundness in light of
payable by the Fund do not exceed a          funds, AIM has voluntarily agreed to waive   the Fund's needs. The Board considered
specified maximum advisory fee rate, which   a portion of the advisory fees it receives   whether AIM is financially sound and has
maximum rate includes breakpoints and is     from the Fund attributable to such           the resources necessary to perform its
based on net asset levels. The Board         investment. The Board further determined     obligations under the Advisory Agreement,
considered the contractual nature of this    that the proposed securities lending         and concluded that AIM has the financial
fee waiver and noted that it remains in      program and related procedures with          resources necessary to fulfill its
effect until April 30, 2008. The Board       respect to the lending Fund is in the best   obligations under the Advisory Agreement.
also noted that AIM has contractually        interests of the lending Fund and its
agreed to waive fees and/or limit expenses   respective shareholders. The Board           - Historical relationship between the Fund
of the Fund through April 30, 2008 so that   therefore concluded that the investment of   and AIM. In determining whether to
total annual operating expenses are          cash collateral received in connection       continue the Advisory Agreement for the
limited to a specified percentage of         with the securities lending program in the   Fund, the Board also considered the prior
average daily net assets for each class of   money market funds according to the          relationship between AIM and the Fund, as
the Fund. The Board considered the           procedures is in the best interests of the   well as the Board's knowledge of AIM's
contractual nature of this fee               lending Fund and its respective              operations, and concluded that it was
waiver/expense limitation and noted that     shareholders.                                beneficial to maintain the current
it remains in effect until April 30, 2008.                                                relationship, in part, because of such
The Board considered the effect these fee    - Independent written evaluation and         knowledge. The Board also reviewed the
waivers/expense limitations would have on    recommendations of the Fund's Senior         general nature of the non-investment
the Fund's estimated expenses and            Officer. The Board noted that, upon their    advisory services currently performed by
concluded that the levels of fee             direction, the independent Senior Vice       AIM and its affiliates, such as
waivers/expense limitations for the Fund     President of the Fund had prepared an        administrative, transfer agency and
were fair and reasonable.                    independent written evaluation in order to   distribution services, and the fees
                                             assist the Board in determining the          received by AIM and its affiliates for
- Breakpoints and economies of scale. The    reasonableness of the proposed management    performing such services. In addition to
Board reviewed the structure of the Fund's   fees of the AIM Funds, including the Fund.   reviewing such services, the trustees also
advisory fee under the Advisory Agreement,   The Board noted that the Senior Vice         considered the organizational structure
noting that it does not include any          President's written evaluation had been      employed by AIM and its affiliates to
breakpoints. The Board considered whether    relied upon by the Board in this regard in   provide those services. Based on the
it would be appropriate to add advisory      lieu of a competitive bidding process. In    review of these and other factors, the
fee breakpoints for the Fund or whether,     determining whether to continue the          Board concluded that AIM and its
due to the nature of the Fund and the        Advisory Agreement for the Fund, the Board   affiliates were qualified to continue to
advisory fee structures of comparable        considered the Senior Vice President's       provide non-investment advisory services
funds, it was reasonable to structure the    written evaluation and the recommendation    to the Fund, including administrative,
advisory fee without breakpoints. Based on   made by the Senior Vice President to the     transfer agency and distribution services,
this review, the Board concluded that it     Board that the Board consider whether the    and that AIM and its affiliates currently
was not necessary to add advisory fee        advisory fee waivers for certain equity      are providing satisfactory non-investment
breakpoints to the Fund's advisory fee       AIM Funds, including the Fund, should be     advisory services.
schedule. The Board reviewed the level of    simplified. The Board concluded that it
the Fund's advisory fees, and noted that     would be advisable to consider this issue    - Other factors and current trends. The
such fees, as a percentage of the Fund's     and reach a decision prior to the            Board considered the steps that AIM and
net assets, would remain constant under      expiration date of such advisory fee         its affiliates have taken over the last
the Advisory Agreement because the           waivers.                                     several years, and continue to take, in
Advisory Agreement does not include any                                                   order to improve the quality and
breakpoints. The Board noted that AIM has    - Profitability of AIM and its affiliates.   efficiency of the services they provide to
contractually agreed to waive advisory       The Board reviewed information concerning    the Funds in the areas of investment
fees of the Fund through April 30, 2008 to   the profitability of AIM's (and its          performance, product line diversification,
the extent necessary so that the advisory    affiliates') investment advisory and other   distribution, fund operations, shareholder
fees payable by the Fund do not exceed a     activities and its financial condition.      services and compliance. The Board
specified maximum advisory fee rate, which   The Board considered the overall             concluded that these steps taken by AIM
maximum rate includes breakpoints and is     profitability of AIM, as well as the         have improved, and are likely to continue
based on net asset levels. The Board         profitability of AIM in connection with      to improve, the quality and efficiency of
concluded that the Fund's fee levels under   managing the Fund. The Board noted that      the services AIM and its affiliates
the Advisory Agreement therefore would not   AIM's operations remain profitable,          provide to the Fund in each of these
reflect economies of scale, although the     although increased expenses in recent        areas, and support the Board's approval of
advisory fee waiver reflects economies of    years have reduced AIM's profitability.      the continuance of the Advisory Agreement
scale.                                       Based on the review of the profitability     for the Fund.
                                             of AIM's and its affiliates' investment
- Investments in affiliated money market     advisory and other activities and its
funds. The Board also took into account      financial condition, the Board concluded
the fact that uninvested cash and cash       that the compensation to be paid by the
collateral from securities lending           Fund to AIM under its Advisory Agreement
arrangements, if any (collectively, "cash    was not excessive.
balances") of

AIM V.I. Global Health Care Fund

SCHEDULE OF INVESTMENTS

December 31, 2006


                                                 SHARES        VALUE
------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-72.70%

BIOTECHNOLOGY-21.24%

Affymax Inc.(a)(b)                                 14,782   $    503,179
------------------------------------------------------------------------
Altus Pharmaceuticals Inc.(b)                      33,800        637,130
------------------------------------------------------------------------
Amgen Inc.(b)                                     138,050      9,430,196
------------------------------------------------------------------------
Arena Pharmaceuticals, Inc.(a)(b)                  52,812        681,803
------------------------------------------------------------------------
Array BioPharma Inc.(b)                            62,960        813,443
------------------------------------------------------------------------
Biogen Idec Inc.(b)                                81,693      4,018,479
------------------------------------------------------------------------
BioMarin Pharmaceutical Inc.(b)                   142,796      2,340,426
------------------------------------------------------------------------
Celgene Corp.(b)                                   34,423      1,980,355
------------------------------------------------------------------------
Cubist Pharmaceuticals, Inc.(b)                    91,410      1,655,435
------------------------------------------------------------------------
Genentech, Inc.(b)                                 38,820      3,149,467
------------------------------------------------------------------------
Genzyme Corp.(b)                                  142,398      8,768,869
------------------------------------------------------------------------
Gilead Sciences, Inc.(b)                          136,179      8,842,103
------------------------------------------------------------------------
Human Genome Sciences, Inc.(a)(b)                 134,542      1,673,703
------------------------------------------------------------------------
Incyte Corp.(b)                                   141,823        828,246
------------------------------------------------------------------------
InterMune, Inc.(a)(b)                              38,641      1,188,211
------------------------------------------------------------------------
Keryx Biopharmaceuticals, Inc.(b)                  54,984        731,287
------------------------------------------------------------------------
Mannkind Corp.(a)(b)                               85,505      1,409,977
------------------------------------------------------------------------
Medarex, Inc.(b)                                   88,233      1,304,966
------------------------------------------------------------------------
MedImmune, Inc.(b)                                148,066      4,792,896
------------------------------------------------------------------------
Myriad Genetics, Inc.(b)                           33,198      1,039,097
------------------------------------------------------------------------
Nuvelo, Inc.(b)                                    44,477        177,908
------------------------------------------------------------------------
Onyx Pharmaceuticals, Inc.(a)(b)                   68,070        720,181
------------------------------------------------------------------------
OSI Pharmaceuticals, Inc.(b)                       20,342        711,563
------------------------------------------------------------------------
Panacos Pharmaceuticals Inc.(b)                   127,437        511,022
------------------------------------------------------------------------
PDL BioPharma Inc.(b)                             131,991      2,658,299
------------------------------------------------------------------------
Theravance, Inc.(b)                                28,491        880,087
------------------------------------------------------------------------
United Therapeutics Corp.(b)                       61,733      3,356,423
------------------------------------------------------------------------
Vanda Pharmaceuticals Inc.(b)                      32,492        800,928
------------------------------------------------------------------------
Vertex Pharmaceuticals Inc.(b)                     61,133      2,287,597
------------------------------------------------------------------------
ZymoGenetics, Inc.(b)                             184,386      2,870,890
========================================================================
                                                              70,764,166
========================================================================

DRUG RETAIL-0.77%

CVS Corp.                                          82,593      2,552,950
========================================================================

HEALTH CARE DISTRIBUTORS-0.68%

PSS World Medical, Inc.(b)                        116,840      2,281,885
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------


HEALTH CARE EQUIPMENT-12.12%

Baxter International Inc.                          74,939   $  3,476,420
------------------------------------------------------------------------
Cytyc Corp.(b)                                    216,743      6,133,827
------------------------------------------------------------------------
Dexcom Inc.(a)(b)                                 172,706      1,702,881
------------------------------------------------------------------------
Hospira, Inc.(b)                                  121,433      4,077,720
------------------------------------------------------------------------
Mentor Corp.(a)                                   101,450      4,957,862
------------------------------------------------------------------------
NxStage Medical, Inc.(a)(b)                       170,216      1,426,410
------------------------------------------------------------------------
Respironics, Inc.(b)                              138,674      5,234,943
------------------------------------------------------------------------
St. Jude Medical, Inc.(b)                         122,115      4,464,524
------------------------------------------------------------------------
Thoratec Corp.(b)                                 166,997      2,935,807
------------------------------------------------------------------------
Varian Medical Systems, Inc.(b)                    50,922      2,422,360
------------------------------------------------------------------------
Zimmer Holdings, Inc.(b)                           45,033      3,529,687
========================================================================
                                                              40,362,441
========================================================================

HEALTH CARE FACILITIES-0.46%

Assisted Living Concepts Inc. - Class A(b)        153,586      1,518,966
========================================================================

HEALTH CARE SERVICES-5.67%

Caremark Rx, Inc.                                  50,333      2,874,518
------------------------------------------------------------------------
DaVita, Inc.(b)                                    96,752      5,503,254
------------------------------------------------------------------------
Express Scripts, Inc.(b)                           59,605      4,267,718
------------------------------------------------------------------------
HMS Holdings Corp.(b)                             149,084      2,258,622
------------------------------------------------------------------------
Omnicare, Inc.                                     35,971      1,389,560
------------------------------------------------------------------------
Quest Diagnostics Inc.                             49,061      2,600,233
========================================================================
                                                              18,893,905
========================================================================

HEALTH CARE SUPPLIES-0.45%

Cooper Cos., Inc. (The)                            33,664      1,498,048
========================================================================

HEALTH CARE TECHNOLOGY-1.54%

Eclipsys Corp.(b)                                 108,137      2,223,297
------------------------------------------------------------------------
TriZetto Group, Inc. (The)(b)                      65,202      1,197,761
------------------------------------------------------------------------
Vital Images, Inc.(b)                              49,327      1,716,579
========================================================================
                                                               5,137,637
========================================================================

INDUSTRIAL CONGLOMERATES-1.53%

Tyco International Ltd.                           167,926      5,104,950
========================================================================

LIFE SCIENCES TOOLS & SERVICES-5.44%

Charles River Laboratories International,
  Inc.(b)                                          73,508      3,179,221
------------------------------------------------------------------------
Dionex Corp.(b)                                     9,199        521,675
------------------------------------------------------------------------
Invitrogen Corp.(b)                                72,651      4,111,320
------------------------------------------------------------------------
Millipore Corp.(b)                                  3,436        228,838
------------------------------------------------------------------------

AIM V.I. Global Health Care Fund


                                                 SHARES        VALUE
------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES-(CONTINUED)

Pharmaceutical Product Development, Inc.          157,002   $  5,058,604
------------------------------------------------------------------------
Thermo Fisher Scientific, Inc.(b)                  87,364      3,956,716
------------------------------------------------------------------------
Varian Inc.(b)                                     24,138      1,081,141
========================================================================
                                                              18,137,515
========================================================================

MANAGED HEALTH CARE-6.78%

Aetna Inc.                                         60,650      2,618,867
------------------------------------------------------------------------
Aveta, Inc. (Acquired 12/21/05; Cost
  $1,655,802)(b)(c)(d)                            122,652      2,085,084
------------------------------------------------------------------------
Coventry Health Care, Inc.(b)                      60,466      3,026,323
------------------------------------------------------------------------
Health Net Inc.(b)                                108,340      5,271,824
------------------------------------------------------------------------
UnitedHealth Group Inc.                           128,368      6,897,213
------------------------------------------------------------------------
WellPoint Inc.(b)                                  34,069      2,680,890
========================================================================
                                                              22,580,201
========================================================================

PHARMACEUTICALS-16.02%

Adolor Corp.(b)                                   103,443        777,891
------------------------------------------------------------------------
Allergan, Inc.                                     44,771      5,360,880
------------------------------------------------------------------------
Cadence Pharmaceuticals, Inc.(a)(b)                81,101        999,164
------------------------------------------------------------------------
Cypress Bioscience, Inc.(b)                       101,378        785,680
------------------------------------------------------------------------
Endo Pharmaceuticals Holdings Inc.(b)              50,185      1,384,102
------------------------------------------------------------------------
Forest Laboratories, Inc.(b)                       65,462      3,312,377
------------------------------------------------------------------------
Johnson & Johnson                                 184,261     12,164,911
------------------------------------------------------------------------
Lilly (Eli) and Co.                                53,720      2,798,812
------------------------------------------------------------------------
Medicines Co. (The)(b)                             45,241      1,435,045
------------------------------------------------------------------------
Pfizer Inc.                                       416,956     10,799,160
------------------------------------------------------------------------
POZEN Inc.(b)                                      48,279        820,260
------------------------------------------------------------------------
Sepracor Inc.(b)                                   31,866      1,962,308
------------------------------------------------------------------------
Warner Chilcott Ltd.-Class A(b)                   152,941      2,113,645
------------------------------------------------------------------------
Wyeth                                             154,645      7,874,523
------------------------------------------------------------------------
Xenoport Inc.(b)                                   32,143        789,111
========================================================================
                                                              53,377,869
========================================================================
    Total Domestic Common Stocks (Cost
      $226,287,353)                                          242,210,533
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------


FOREIGN COMMON STOCKS & OTHER EQUITY
  INTERESTS-19.39%

AUSTRALIA-0.27%

CSL Ltd. (Biotechnology)(e)                        17,434   $    896,527
========================================================================

CANADA-1.15%

Cardiome Pharma Corp. (Pharmaceuticals)(b)        113,015      1,260,117
------------------------------------------------------------------------
MDS Inc. (Life Sciences Tools & Services)         140,980      2,572,509
========================================================================
                                                               3,832,626
========================================================================

FRANCE-3.62%

Ipsen S.A. (Pharmaceuticals)(e)                    31,770      1,476,457
------------------------------------------------------------------------
Ipsen S.A. (Pharmaceuticals) (Acquired
  12/06/05; Cost $2,556,926)(c)(e)                 97,682      4,539,605
------------------------------------------------------------------------
Sanofi-Aventis-ADR (Pharmaceuticals)              130,629      6,031,141
========================================================================
                                                              12,047,203
========================================================================

GERMANY-1.16%

Merck KGaA (Pharmaceuticals)(e)                    37,463      3,883,173
========================================================================

JAPAN-1.96%

Eisai Co., Ltd. (Pharmaceuticals)(a)(e)            70,178      3,859,043
------------------------------------------------------------------------
Shionogi & Co., Ltd. (Pharmaceuticals)(a)(e)      136,507      2,674,445
========================================================================
                                                               6,533,488
========================================================================

SWITZERLAND-9.24%

Novartis A.G.-ADR (Pharmaceuticals)               214,499     12,320,823
------------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)(e)           103,174     18,460,006
========================================================================
                                                              30,780,829
========================================================================

UNITED KINGDOM-1.99%

AstraZeneca PLC-ADR (Pharmaceuticals)              44,390      2,377,085
------------------------------------------------------------------------
Shire PLC-ADR (Pharmaceuticals)                    68,907      4,255,696
========================================================================
                                                               6,632,781
========================================================================
    Total Foreign Common Stocks & Other
      Equity Interests (Cost $50,004,218)                     64,606,627
========================================================================

AIM V.I. Global Health Care Fund


                                                 SHARES        VALUE
------------------------------------------------------------------------

MONEY MARKET FUNDS-7.10%

Liquid Assets Portfolio-Institutional
  Class(f)                                     11,818,248   $ 11,818,248
------------------------------------------------------------------------
Premier Portfolio-Institutional Class(f)       11,818,249     11,818,249
========================================================================
    Total Money Market Funds (Cost
      $23,636,497)                                            23,636,497
========================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities loaned)-99.19% (Cost
  $299,928,068)                                              330,453,657
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------


INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED
  MONEY MARKET FUNDS-3.01%

Premier Portfolio-Institutional Class(f)(g)    10,037,792   $ 10,037,792
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $10,037,792)                                      10,037,792
========================================================================
TOTAL INVESTMENTS-102.20% (Cost $309,965,860)                340,491,449
========================================================================
OTHER ASSETS LESS LIABILITIES-(2.20)%                         (7,335,990)
========================================================================
NET ASSETS-100.00%                                          $333,155,459
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) All or a portion of this security was out on loan at December 31, 2006.
(b) Non-income producing security.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at December 31, 2006 was $6,624,689, which represented 1.99% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(d) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase. The value of this security considered illiquid at December 31, 2006 represented 0.63% of the Fund's Net Assets.
(e) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2006 was $35,789,256, which represented 10.74% of the Fund's Net Assets. See Note 1A.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(g) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Global Health Care Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:

Investments, at value (cost $276,291,571)*          $306,817,160
----------------------------------------------------------------
Investments in affiliated money market funds (cost
  $33,674,289)                                        33,674,289
----------------------------------------------------------------
Total investments (cost $309,965,860)                340,491,449
================================================================
Foreign currencies, at value (cost $132)                     134
----------------------------------------------------------------
Receivables for:
  Investments sold                                     2,808,983
----------------------------------------------------------------
  Fund shares sold                                       345,461
----------------------------------------------------------------
  Dividends                                              196,408
----------------------------------------------------------------
Investment for trustee deferred compensation and
  retirement plans                                        22,253
================================================================
    Total assets                                     343,864,688
________________________________________________________________
================================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                                 304,298
----------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                                 37,850
----------------------------------------------------------------
  Collateral upon return of securities loaned         10,037,792
----------------------------------------------------------------
Accrued administrative services fees                     208,841
----------------------------------------------------------------
Accrued distribution fees -- Series II                    53,186
----------------------------------------------------------------
Accrued trustees' and officer's fees and benefits          3,683
----------------------------------------------------------------
Accrued transfer agent fees                                9,480
----------------------------------------------------------------
Accrued operating expenses                                54,099
================================================================
    Total liabilities                                 10,709,229
================================================================
Net assets applicable to shares outstanding         $333,155,459
________________________________________________________________
================================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                       $313,506,295
----------------------------------------------------------------
Undistributed net investment income (loss)               (34,023)
----------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign currencies       (10,842,863)
----------------------------------------------------------------
Unrealized appreciation of investment securities
  and foreign currencies                              30,526,050
================================================================
                                                    $333,155,459
________________________________________________________________
================================================================

NET ASSETS:

Series I                                            $235,509,298
________________________________________________________________
================================================================
Series II                                           $ 97,646,161
________________________________________________________________
================================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                              10,949,979
________________________________________________________________
================================================================
Series II                                              4,572,167
________________________________________________________________
================================================================
Series I:
  Net asset value per share                         $      21.51
________________________________________________________________
================================================================
Series II:
  Net asset value per share                         $      21.36
________________________________________________________________
================================================================

* At December 31, 2006, securities with an aggregate value of $9,605,328 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2006

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of
  $114,582)                                      $ 1,754,371
------------------------------------------------------------
Dividends from affiliated money market funds
  (includes securities lending income of
  $43,282)                                           828,708
============================================================
    Total investment income                        2,583,079
============================================================

EXPENSES:

Advisory fees                                      2,129,997
------------------------------------------------------------
Administrative services fees                         781,280
------------------------------------------------------------
Custodian fees                                        60,120
------------------------------------------------------------
Distribution fees -- Series II                        84,977
------------------------------------------------------------
Transfer agent fees                                   42,665
------------------------------------------------------------
Trustees' and officer's fees and benefits             21,666
------------------------------------------------------------
Other                                                 90,449
============================================================
    Total expenses                                 3,211,154
============================================================
Less: Fees waived and expense offset
  arrangements                                       (13,295)
============================================================
    Net expenses                                   3,197,859
============================================================
Net investment income (loss)                        (614,780)
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities (includes net gains
    from securities sold to affiliates of
    $606,231)                                      9,833,287
------------------------------------------------------------
  Foreign currencies                                  50,848
============================================================
                                                   9,884,135
============================================================
Change in net unrealized appreciation of:
  Investment securities                            7,631,766
------------------------------------------------------------
  Foreign currencies                                     641
============================================================
                                                   7,632,407
============================================================
Net gain from investment securities and foreign
  currencies                                      17,516,542
============================================================
Net increase in net assets resulting from
  operations                                     $16,901,762
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Global Health Care Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2006 and 2005

                                                                  2006            2005
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (614,780)   $    (747,529)
-------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, foreign currency contracts and option
    contracts                                                    9,884,135       29,418,586
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 7,632,407       (5,403,259)
===========================================================================================
    Net increase in net assets resulting from operations        16,901,762       23,267,798
===========================================================================================
Share transactions-net:
  Series l                                                     (34,311,775)    (120,420,216)
-------------------------------------------------------------------------------------------
  Series ll                                                     92,818,635               --
===========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         58,506,860     (120,420,216)
===========================================================================================
    Net increase (decrease) in net assets                       75,408,622      (97,152,418)
===========================================================================================

NET ASSETS:

  Beginning of year                                            257,746,837      354,899,255
===========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(34,023) and $(82,929), respectively)          $333,155,459    $ 257,746,837
___________________________________________________________________________________________
===========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Global Health Care Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Global Health Care Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is capital growth.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses

AIM V.I. Global Health Care Fund

     and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

J. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

K. COVERED CALL OPTIONS -- The Fund may write call options. A call option gives the purchaser of such option the right to buy, and the writer (the
     Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. Written call options are recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

AIM V.I. Global Health Care Fund

L. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets.

    Through April 30, 2008, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.75%
-------------------------------------------------------------------
Next $250 million                                             0.74%
-------------------------------------------------------------------
Next $500 million                                             0.73%
-------------------------------------------------------------------
Next $1.5 billion                                             0.72%
-------------------------------------------------------------------
Next $2.5 billion                                             0.71%
-------------------------------------------------------------------
Next $2.5 billion                                             0.70%
-------------------------------------------------------------------
Next $2.5 billion                                             0.69%
-------------------------------------------------------------------
Over $10 billion                                              0.68%
 __________________________________________________________________
===================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2008. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2006, AIM waived advisory fees of $7,362.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2006, AMVESCAP did not reimburse any such expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. The Fund may reimburse AIM for up to 0.25% of average daily assets invested by each insurance company providing administrative services to the Fund. Pursuant to such agreement, for the year ended December 31, 2006, AIM was paid $75,320 for accounting and fund administrative services and reimbursed $705,960 for services provided by insurance companies.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with AIM Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2006, expenses incurred under the Plan are shown in the Statement of Operations as distribution fees.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

AIM V.I. Global Health Care Fund

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2006.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      12/31/06        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $        --      $ 59,664,465      $ (47,846,217)         $  --         $11,818,248     $284,404        $  --
----------------------------------------------------------------------------------------------------------------------------------
Premier
  Portfolio-
  Institutional
  Class             5,568,522       120,245,471       (113,995,744)            --          11,818,249      501,022           --
==================================================================================================================================
  Subtotal        $ 5,568,522      $179,909,936      $(161,841,961)         $  --         $23,636,497     $785,426        $  --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                       CHANGE IN         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      12/31/06        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Premier
  Portfolio-
  Institutional
  Class           $ 5,595,032      $259,080,340      $(254,637,580)         $  --         $10,037,792     $ 43,282        $  --
==================================================================================================================================
  Total
    Investments
    in
    Affiliates    $11,163,554      $438,990,276      $(416,479,541)         $  --         $33,674,289     $828,708        $  --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2006, the Fund engaged in securities sales of $2,173,321, which resulted in net realized gains of $606,231, and securities purchases of $2,587,056.

NOTE 5-- EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) custodian credits which result from periodic overnight cash balances at the custodian and (ii) a one time custodian fee credit to be used to offset future custodian fees. For the year ended December 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $5,933.

NOTE 6--TRUSTEES' AND OFFICERS FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2006, the Fund paid legal fees of $4,728 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

AIM V.I. Global Health Care Fund


    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At December 31, 2006, securities with an aggregate value of $9,605,328 were on loan to brokers. The loans were secured by cash collateral of $10,037,792 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2006, the Fund received dividends on cash collateral investments of $43,282 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions during the years ended December 31, 2006 and 2005.


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2006, the components of net assets on a tax basis were as follows:

                                                                    2006
----------------------------------------------------------------------------
Net unrealized appreciation -- investments                      $ 30,381,219
----------------------------------------------------------------------------
Temporary book/tax differences                                       (29,523)
----------------------------------------------------------------------------
Capital loss carryforward                                        (10,698,032)
----------------------------------------------------------------------------
Post-October currency loss deferral                                   (4,500)
----------------------------------------------------------------------------
Shares of beneficial interest                                    313,506,295
============================================================================
  Total net assets                                              $333,155,459
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis net unrealized appreciation on investments amount includes appreciation on foreign currencies of $461.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $12,497,582 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2006 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2010                                                $10,698,032
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

AIM V.I. Global Health Care Fund

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2006 was $253,653,379 and $214,645,041, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $38,543,041
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (8,162,283)
===============================================================================
Net unrealized appreciation of investment securities               $30,380,758
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $310,110,691.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on December 31, 2006, undistributed net investment income (loss) was increased by $663,686, undistributed net realized gain (loss) was decreased by $50,848 and shares of beneficial interest decreased by $612,838. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

                                             CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                                       2006(A)                          2005
                                                              --------------------------    ----------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     2,987,617    $ 61,430,551      1,865,466    $  35,904,906
------------------------------------------------------------------------------------------------------------------------
  Series II                                                    4,597,663      93,373,802             --               --
========================================================================================================================
Reacquired:
  Series I                                                    (4,650,072)    (95,742,326)    (8,032,556)    (156,325,122)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                      (26,046)       (555,167)            --               --
========================================================================================================================
                                                               2,909,162    $ 58,506,860     (6,167,090)   $(120,420,216)
________________________________________________________________________________________________________________________
========================================================================================================================

(a) There are five entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 75% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM, and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 13--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and currently intends for the Fund to adopt FIN 48 provisions during the fiscal year ending December 31, 2007.

AIM V.I. Global Health Care Fund


NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       SERIES I
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                2006           2005        2004        2003        2002
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  20.44       $  18.90    $  17.57    $  13.75    $  18.20
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.04)(a)      (0.06)      (0.03)      (0.03)      (0.00)(b)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.11           1.60        1.36        3.85       (4.45)
=========================================================================================================================
    Total from investment operations                              1.07           1.54        1.33        3.82       (4.45)
=========================================================================================================================
Net asset value, end of period                                $  21.51       $  20.44    $  18.90    $  17.57    $  13.75
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(c)                                                   5.24%          8.15%       7.57%      27.78%     (24.45)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $235,509       $257,736    $354,889    $340,711    $232,681
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets                           1.10%(d)       1.08%(e)     1.11%      1.07%       1.07%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.19)%(d)     (0.24)%     (0.17)%     (0.20)%     (0.43)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             79%            82%        175%        114%        130%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.07) for the year ended December, 31 2002.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $250,008,583.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.09% for the year ended December 31, 2005.

AIM V.I. Global Health Care Fund

                                                                             SERIES II
                                                              ----------------------------------------
                                                                                       APRIL 30, 2004,
                                                                   YEAR ENDED            (DATE SALES
                                                                  DECEMBER 31,          COMMENCED) TO
                                                              ---------------------     DECEMBER 31,
                                                               2006          2005           2004
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 20.34       $ 18.86        $ 18.19
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.09)(a)     (0.09)         (0.05)
------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         1.11          1.57           0.72
======================================================================================================
    Total from investment operations                             1.02          1.48           0.67
======================================================================================================
Net asset value, end of period                                $ 21.36       $ 20.34        $ 18.86
______________________________________________________________________________________________________
======================================================================================================
Total return(b)                                                  5.01%         7.85%          3.68%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $97,646       $    11        $    10
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets                          1.35%(c)      1.33%(d)        1.36%(e)
======================================================================================================
Ratio of net investment income (loss) to average net assets     (0.44)%(c)    (0.49)%        (0.42)%(e)
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate(f)                                         79%           82%           175%
______________________________________________________________________________________________________
======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $33,990,959.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.34% for the year ended December 31, 2005.
(e)  Annualized.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM V.I. Global Health Care Fund


NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing; and

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. Global Health Care Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Global Health Care Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Global Health Care Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 14, 2007
Houston, Texas

AIM V.I. Global Health Care Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993           Director and Chairman, A I M Management    None
   Trustee and Vice Chair                         Group Inc. (financial services holding
                                                  company); Director and Vice Chairman,
                                                  AMVESCAP PLC; Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm) and
                                                  Trustee and Vice Chair of The AIM Family
                                                  of Funds--Registered Trademark--

                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer);
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and President
                                                  and Principal Executive Officer of The
                                                  AIM Family of Funds--Registered
                                                  Trademark--
-------------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954     2006           Director, Chief Executive Officer and      None
   Trustee, President and                         President, A I M Management Group Inc.,
   Principal                                      AIM Mutual Fund Dealer Inc. (registered
   Executive Officer                              broker dealer), AIM Funds Management
                                                  Inc. (registered investment advisor) and
                                                  1371 Preferred Inc. (holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc., INVESCO Funds Group, Inc.
                                                  (registered investment advisor and
                                                  register transfer agent) and AIM GP
                                                  Canada Inc. (general partner for a
                                                  limited partnership); Director, A I M
                                                  Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Director and
                                                  Chairman, AIM Investment Services, Inc.,
                                                  Fund Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); Director, President and
                                                  Chairman, AVZ Callco Inc. (holding
                                                  company); AMVESCAP Inc. (holding
                                                  company) and AIM Canada Holdings Inc.
                                                  (holding company); Director and Chief
                                                  Executive Officer, AIM Trimark Corporate
                                                  Class Inc. (formerly AIM Trimark Global
                                                  Fund Inc.) (corporate mutual fund
                                                  company) and AIM Trimark Canada Fund
                                                  Inc. (corporate mutual fund company);
                                                  Trustee, President and Principal
                                                  Executive Officer of The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); Trustee and
                                                  Executive Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); and Manager,
                                                  Powershares Capital Management LLC

                                                  Formerly: President and Principal
                                                  Executive Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); Chairman, AIM
                                                  Canada Holdings, Inc.; Executive Vice
                                                  President and Chief Operations Officer,
                                                  AIM Funds Management Inc.; President,
                                                  AIM Trimark Global Fund Inc. and AIM
                                                  Trimark Canada Fund Inc.; and Director,
                                                  Trimark Trust (federally regulated
                                                  Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company
                                                  Formerly: Partner, law firm of Baker &     (2 portfolios))
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Founder, Green, Manning & Bunch Ltd.,      None
   Trustee                                        (investment banking firm); and Director,
                                                  Policy Studies, Inc. and Van Gilder
                                                  Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation (property casualty company)

                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and Director of various
                                                  affiliated Volvo companies; and
                                                  Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund
                                                  company); and Owner, Dos Angelos Ranch,    (non-profit)
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)

-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company
                                                                                             (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    Director, Mainstay VP Series
   Trustee                                        Formerly: Partner, Deloitte & Touche       Funds, Inc. (21 portfolios)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. Global Health Care Fund


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER     PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIP(S)
TRUST                              SINCE          DURING PAST 5 YEARS                       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Senior Vice President and Senior Officer  N/A
   Senior Vice President and                      of The AIM Family of Funds--Registered
   Senior Officer                                 Trademark--
                                                  Formerly: Director of Compliance and
                                                  Assistant General Counsel, ICON
                                                  Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962            2006           Director, Senior Vice President,          N/A
   Senior Vice President, Chief                   Secretary and General Counsel, A I M
   Legal Officer and Secretary                    Management Group Inc. and A I M
                                                  Advisors, Inc.; Director, Vice President
                                                  and Secretary, INVESCO Distributors,
                                                  Inc.; Vice President and Secretary,
                                                  A I M Capital Management, Inc., AIM
                                                  Investment Services, Inc., and Fund
                                                  Management Company; Senior Vice
                                                  President and Secretary, A I M
                                                  Distributors, Inc.; Director and Vice
                                                  President, INVESCO Funds Group Inc.;
                                                  Senior Vice President, Chief Legal
                                                  Officer and Secretary of The AIM Family
                                                  of Funds--Registered Trademark--; and
                                                  Manager, Powershares Capital Management
                                                  LLC

                                                  Formerly: Chief Operating Officer,
                                                  Senior Vice President, General Counsel,
                                                  and Secretary, Liberty Ridge Capital,
                                                  Inc. (an investment adviser); Vice
                                                  President and Secretary, PBHG Funds (an
                                                  investment company); Vice President and
                                                  Secretary, PBHG Insurance Series Fund
                                                  (an investment company); General Counsel
                                                  and Secretary, Pilgrim Baxter Value
                                                  Investors (an investment adviser); Chief
                                                  Operating Officer, General Counsel and
                                                  Secretary, Old Mutual Investment
                                                  Partners (a broker-dealer); General
                                                  Counsel and Secretary, Old Mutual Fund
                                                  Services (an administrator); General
                                                  Counsel and Secretary, Old Mutual
                                                  Shareholder Services (a shareholder
                                                  servicing center); Executive Vice
                                                  President, General Counsel and
                                                  Secretary, Old Mutual Capital, Inc. (an
                                                  investment adviser); and Vice President
                                                  and Secretary, Old Mutual Advisors Funds
                                                  (an investment company)
------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Global Compliance Director, AMVESCAP      N/A
   Vice President                                 PLC; and Vice President of The AIM
                                                  Family of Funds--Registered Trademark--

                                                  Formerly: Senior Vice President, A I M
                                                  Management Group Inc. (financial
                                                  services holding company); Senior Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Advisors, Inc. and The AIM Family
                                                  of Funds--Registered Trademark--; Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Vice President, AIM
                                                  Investment Services, Inc. and Fund
                                                  Management Company; Senior Vice
                                                  President and Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; and Senior Vice President
                                                  and Compliance Director, Delaware
                                                  Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Senior Vice President and General
   Vice President                                 Counsel, AMVESCAP PLC; Director, INVESCO
                                                  Funds Group, Inc.; and Vice President of
                                                  The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Director, Vice President and    N/A
                                                  General Counsel, Fund Management
                                                  Company; Director, Senior Vice
                                                  President, Secretary and General
                                                  Counsel, A I M Management Group Inc. and
                                                  A I M Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Senior Vice President, A I M
                                                  Distributors, Inc.; Vice President,
                                                  A I M Capital Management, Inc. and AIM
                                                  Investment Services, Inc.; Senior Vice
                                                  President, Chief Legal Officer and
                                                  Secretary of The AIM Family of
                                                  Funds--Registered Trademark--; Chief
                                                  Executive Officer and President, INVESCO
                                                  Funds Group, Inc.; and Senior Vice
                                                  President, and General Counsel, Liberty
                                                  Financial Companies, Inc. and Senior
                                                  Vice President and General Counsel
                                                  Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M  N/A
   Vice President, Principal                      Advisors, Inc.; and Vice President,
   Financial Officer and                          Treasurer and Principal Officer of The
   Treasurer                                      AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief           N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc. and Vice President
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, Senior Vice
                                                  President and Senior Investment Officer,
                                                  A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing     N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc. and The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); and
                                                  President and Principal Executive
                                                  Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust Only)
                                                  Formerly: Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only)
------------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967         2005           Anti-Money Laundering Compliance          N/A
   Anti-Money Laundering                          Officer, A I M Advisors, Inc., A I M
   Compliance Officer                             Capital Management, Inc., A I M
                                                  Distributors, Inc., AIM Investment
                                                  Services, Inc., AIM Private Asset
                                                  Management, Inc., Fund Management
                                                  Company and The AIM Family of
                                                  Funds--Registered Trademark--
                                                  Formerly: Manager of the Fraud
                                                  Prevention Department, AIM Investment
                                                  Services, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958        2006           Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                       Group Inc.; Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc.; and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company

                                                  Formerly: Global Head of Product
                                                  Development, AIG-Global Investment
                                                  Group, Inc.; Chief Compliance Officer
                                                  and Deputy General Counsel,
                                                  AIG-SunAmerica Asset Management; and
                                                  Chief Compliance Officer, Chief
                                                  Operating Officer and Deputy General
                                                  Counsel, American General Investment
                                                  Management
------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            225 Franklin Street
Floor                         1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
Philadelphia, PA 19103-7599   Americas
                              New York, NY 10036-2714

      SECTOR EQUITY
                                                                                                    AIM V.I. GLOBAL REAL ESTATE FUND
      REAL ESTATE                                                                                 Formerly AIM V.I. Real Estate Fund

                                                                                   Annual Report to Shareholders - December 31, 2006
The Fund provides a complete list of its
holdings four times in each fiscal year,
at the quarter-ends. For the second and
fourth quarters, the lists appear in the
Fund's semiannual and annual reports to
shareholders. For the first and third
quarters, the Fund files the lists with                                             [COVER GLOBE IMAGE]
the Securities and Exchange Commission
(SEC) on Form N-Q. The Fund's Form N-Q
filings are available on the SEC Web site,
sec.gov. Copies of the Fund's Forms N-Q
may be reviewed and copied at the SEC
Public Reference Room in Washington,
D.C.You can obtain information on the
operation of the Public Reference Room,
including information about duplicating
fee charges, by calling 202-942-8090 or
800-732-0330, or by electronic request at
the following E-mail address:
publicinfo@sec.gov. The SEC file numbers
for the Fund are 811-07452 and 033-57340.
The Fund's most recent portfolio holdings,
as filed on Form N-Q, have also been made
available to insurance companies issuing
variable annuity contracts and variable
life insurance policies ("variable
products") that invest in the Fund.

A description of the policies and
procedures that the Fund uses to determine                                        AIM V.I. GLOBAL REAL ESTATE FUND  seeks to achieve
how to vote proxies relating to portfolio                                                high total return through growth of capital
securities is available without charge,                                                                          and current income.
upon request, from our Client Services
department at 800-410-4246 or on the AIM
Web site, AIMinvestments.com. On the home
page, scroll down and click on AIM Funds
Proxy Policy. The information is also
available on the SEC Web site, sec.gov.

Information regarding how the Fund voted
proxies related to its portfolio
securities during the 12 months ended June
30, 2006, is available at our Web site. Go
to AIMinvestments.com, access the About Us                             UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT
tab, click on Required Notices and then                                IS AS OF DECEMBER 31, 2006, AND IS BASED ON TOTAL NET ASSETS.
click on Proxy Voting Activity. Next,
select the Fund from the drop-down menu.
The information is also available on the
SEC Web site, sec.gov.

                                             ====================================================================================
                                             THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS
                                             AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING
   [AIM INVESTMENTS LOGO]                    SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.
  --Registered Trademark--                   ====================================================================================

                                             ====================================================================================
                                                           NOT FDIC  INSURED MAY LOSE VALUE  NO BANK GUARANTEE
                                             ====================================================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                               AIM V.I. GLOBAL REAL ESTATE FUND

                                                                                          HOW WE INVEST

PERFORMANCE SUMMARY                                                                       On July 3, 2006, AIM V.I. Real Estate
                                                                                          Fund's name changed to AIM V.I. Global
We are pleased to report that AIM V.I. Global Real Estate Fund once again provided        Real Estate Fund. This change, along with
shareholders with positive returns during the reporting period. On July 3, 2006, the      the corresponding investment philosophy
Fund changed its investment strategy and name to reflect its new global mandate. The      change, allows for a more flexible
Fund outperformed the broad market, represented by the MSCI World Index(SM), and          investment universe. Your Fund holds
performed inline with its new style-specific index, the FTSE EPRA/NAREIT Global Real      primarily real estate-oriented securities
Estate Index.                                                                             from the U.S. and abroad whose value is
                                                                                          driven by tangible assets. Our goal is to
   Favorable security selection within the office, diversified and residential property   create a global Fund focused on total
types, as well as an overweight position in the real estate management & development      return that will perform at or above index
property type, contributed most to the Fund's performance during the first half of the    levels with a comparable level of risk.
reporting period. Additionally, overweight positions and strong stock selection in        Our investment strategy focuses on
Australia, the United Kingdom and Singapore contributed to strong second half             identifying U.S. and non-U.S. property
performance.                                                                              types we believe will benefit from
                                                                                          long-term sector trends. We use a
   Your Fund's long-term performance appears on pages 4-5.                                fundamentals-driven investment process,
                                                                                          including property market cycle analysis,
FUND VS. INDEXES                                                                          property evaluation, and management and
                                                                                          structure review to identify securities
TOTAL RETURNS, 12/31/05-12/31/06, EXCLUDING VARIABLE PRODUCT ISSUER CHARGES. IF           with:
VARIABLE PRODUCT ISSUER CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.
                                                                                          - Quality underlying properties.
Series I Shares                                                          42.60%
Series II Shares                                                         42.24            - Solid management teams.
MSCI World Index (Broad Market Index) (1)                                20.07
S&P 500 --REGISTERED TRADEMARK-- Index (Former Broad Market Index)       15.78            - Attractive valuations relative to peer
FTSE NAREIT/EPRA Global Real Estate Index (Style Specific Index) (2)     42.35
MSCI U.S. REIT Index (Former Style Specific Index)                       35.92            investment alternatives.
Lipper Real Estate Funds Index (Peer Group Index)                        31.46
                                                                                             We attempt to control risk by
SOURCES: A I M MANAGEMENT GROUP INC., LIPPER INC., BLOOMBERG L.P.                         diversifying property types and geographic
                                                                                          locations as well as limiting the size of
(1)   The Fund has elected to use the MSCI World Index as its broad-based index instead   any one holding. We will consider selling
      of the S&P 500 Index because it better represents the global investments of the     a holding when:
      Fund.
                                                                                          - Relative valuation falls below desired
(2)   The Fund has elected to use the FTSE NAREIT/EPRA Global Real Estate Index as its    levels.
      style-specific index instead of the MSCI U.S. REIT Index because it better
      represents the global investments of the Fund.                                      - Risk/return relationships change
======================================================================================    significantly.

======================================================================================    - Company fundamentals change (property
                                                                                          type, geography or management changes).
PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*
--------------------------------------------------------------------------------------
                                                                                          - A more attractive investment opportunity
By property type                             1.  Sun Hung Kai Properties Ltd.             is identified.
Retail                            26.1%          (Hong Kong)                      3.9%
Diversified                       25.2       2.  Westfield Group (Australia)      3.4     MARKET CONDITIONS AND YOUR FUND
Office                            22.6       3.  Land Securities Group PLC
Residential                       15.1           (United Kingdom)                 3.1     The year started off on a positive note as
Industrial                         4.8       4.  Simon Property Group, Inc.       2.9     domestic markets were encouraged by strong
Hotels                             3.8       5.  ProLogis                         2.9     economic data with small caps leading the
Money Market Funds                           6.  Mitsubishi Estate Co. Ltd.               way. There was a slight sell-off mid-way
 Plus Other Assets Less                          (Japan)                          2.8     through the year as investors became
 Liabilities                       2.4       7.  Mitsui Fudosan Co. Ltd. (Japan)  2.8     fearful of an economic downturn. However,
                                             8.  British Land Co. PLC                     markets staged a rally as the U.S. Federal
                                                 (United Kingdom)                 2.7     Reserve Board (the Fed) held interest
                                             9.  Host Hotels & Resorts Inc.       2.3     rates steady after 17 consecutive
                                             10. Stockland (Australia)            2.2     increases and a series of solid economic
                                                                                          reports, which indicated the economy's
                                             Total Net Assets                 $192.93     strength was slowing yet intact and
                                                                              million     inflation was within manageable levels.
                                             Total Number of Holdings*             93     This set the stage for small-cap stocks to
                                                                                          rally along with additional speculation
The Fund's holdings are subject to change, and there is no assurance that the Fund will   that the Fed may lower interest rates in
continue to hold any particular security.                                                 2007.

*Excluding money market fund holdings.
====================================================================================================================================

                                                                                                    AIM V.I. GLOBAL REAL ESTATE FUND

   The REIT market, both globally and                          Joe V. Rodriguez, Jr.                         Mark D. Blackburn
domestically, was among the top performing                     Director of Securities                        Chartered Financial
markets for the reporting period, easily       [RODRIGUEZ      Management, INVESCO Real       [BLACKBURN     Analyst, Director of
outpacing the broad domestic and global          PHOTO]        Estate, is lead manager          PHOTO]       Investments, INVESCO
markets as measured by the S&P 500 Index                       of AIM V.I. Global Real                       Real Estate, is manager
and the MSCI World Index, respectively.      Estate Fund. He oversees all phases of                          of AIM V.I. Global Real
REIT performance was positive during the     the unit including securities research and   Estate Fund. He joined INVESCO in 1998 and
first quarter of 2006 but retreated in       administration. Mr. Rodriguez began his      has approximately 20 years of experience
April and May. The sector rebounded in       investment career in 1983 and joined         in institutional investing and risk
June and continued to perform well for the   INVESCO in 1990. He has served on the        management. Mr. Blackburn earned a B.S.
remainder of the year ending the reporting   editorial boards of the National             in accounting from Louisiana State
period with solid performance. The group's   Association of Real Estate Investment        University and an M.B.A. from Southern
favorable relative performance was driven    Trusts (NAREIT) as well as the               Methodist University. He is a certified
by a number of recurring themes, including   Institutional Real Estate Securities         public accountant.
ongoing REIT privatization activity,         Newsletter. Mr. Rodriguez earned his
improving real estate operating              B.B.A. in economics and finance as well as                      James Cowen Portfolio
fundamentals, growing demand for stable,     his M.B.A. in finance from Baylor                               manager, INVESCO Real
income-producing assets and real estate      University.                                        [COWEN       Estate, is manager of
and a movement toward the globalization of                                                       PHOTO]      AIM V.I. Global Real
real estate mandates.                        of self-storage facilities in the U.S.,                         Estate Fund. He joined
                                             detracted the most from performance on       INVESCO in 2001. He has eight years of
   During the first half of the year, the    news of a surprise fourth-quarter 2005       real estate experience. Mr. Cowen earned
Fund's stock selection within the office     loss. We sold the position. The largest      a B.A. in town and country planning from
property type contributed the most to Fund   detractor from relative performance was      University of Manchester and a master of
performance. Our top contributor was SL      not owning Centro Properties, a retail       philosophy degree from the University of
GREEN REALTY, which owns and operates a      investment organization specializing in      Cambridge.
portfolio of commercial office properties    the ownership, management and development
in Midtown Manhattan. SL Green Realty        of retail shopping centers. Despite the                         James W. Trowbridge
shares increased after the REIT announced    stock's strong performance, we still                            Portfolio manager,
plans to sell properties in New York City.   believe it to be relatively unattractive        [TROWBRIDGE     INVESCO Real Estate,
Shares of another office REIT,               on a valuation basis.                              PHOTO]       is manager of AIM V.I.
Chicago-based TRIZEC PROPERTIES, rose on                                                                     Global Real Estate
news of its potential acquisition by         IN CLOSING                                   Fund. Mr. Trowbridge joined INVESCO Real
Brookfield Properties Corp. Once complete,                                                Estate in 1989. With 32 years of real
the commercial property deal could create    Over the past 12 months, the Fund and real   estate investment experience for major
one of North America's largest landlords.    estate markets in general have experienced   institutional investors, Mr. Trowbridge is
We sold our position during the reporting    strong double-digit returns. It would be     responsible for integrating his knowledge
period.                                      imprudent for us to suggest such a level     into INVESCO's publicly traded REIT
                                             of performance is sustainable over the       investments. Mr. Trowbridge earned his
   Positive returns during the second half   long term.                                   B.S. in finance from Indiana University.
of the year -- and outperformance versus
the style-specific index -- resulted from    We'd like to thank you for                                      Ping Ying Wang
overweight positions and strong stock        continuing to invest in the AIM V.I.                            Chartered Financial
selection in Australia, the U.K. and         Global Real Estate Fund, and we'd like to          [WANG        Analyst, portfolio
Singapore. Our overweight positions in CFS   welcome any new shareholders who invested          PHOTO]       manager, INVESCO Real
RETAIL PROPERTY TRUST, which invests in      with us during the reporting period.                            Estate, is manager of
high quality regional and sub-regional                                                    AIM V.I. Global Real Estate Fund. She has
shopping centers across Australia,           THE VIEWS AND OPINIONS EXPRESSED IN          10 years of real estate experience. She
Stockland Trust, a leading Australian        MANAGEMENT'S DISCUSSION OF FUND              earned a B.S. in international finance
diversified property group, and CAPITAL &    PERFORMANCE ARE THOSE OF A I M ADVISORS,     from the People's University of China and
REGIONAL, a co-investing real estate asset   INC. THESE VIEWS AND OPINIONS ARE SUBJECT    a Ph.D. in finance from the University of
manager in the U.K., contributed the most    TO CHANGE AT ANY TIME BASED ON FACTORS       Texas at Dallas.
to the Fund's relative outperformance for    SUCH AS MARKET AND ECONOMIC CONDITIONS.
the period.                                  THESE VIEWS AND OPINIONS MAY NOT BE RELIED   Assisted by the Real Estate Team
                                             UPON AS INVESTMENT ADVICE OR
   Conversely, despite positive              RECOMMENDATIONS, OR AS AN OFFER FOR A        Effective January 25, 2007, after the
performance by the REIT market during the    PARTICULAR SECURITY. THE INFORMATION IS      close of the reporting period, Paul S.
first half of the year, a few holdings       NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF   Curbo was added to the portfolio team and
detracted from our performance. U-STORE IT   ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR   James Cowen left the portfolio team.
TRUST, a REIT that engages in the            THE FUND. STATEMENTS OF FACT ARE FROM
development and operation                    SOURCES CONSIDERED RELIABLE, BUT A I M       FOR A DISCUSSION OF THE RISKS OF INVESTING
                                             ADVISORS, INC. MAKES NO REPRESENTATION OR    IN YOUR FUND, INDEXES USED IN THIS REPORT
                                             WARRANTY AS TO THEIR COMPLETENESS OR         AND YOUR FUND'S LONG-TERM PERFORMANCE,
                                             ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE    PLEASE SEE PAGES 4-5.
                                             IS NO GUARANTEE OF FUTURE RESULTS, THESE
                                             INSIGHTS MAY HELP YOU UNDERSTAND OUR
                                             INVESTMENT MANAGEMENT PHILOSOPHY.

YOUR FUND'S LONG-TERM PERFORMANCE                                                         AIM V.I. GLOBAL REAL ESTATE FUND

==========================================

AVERAGE ANNUAL TOTAL RETURNS                 INCEPTION OF SERIES II SHARES) ADJUSTED TO   PURCHASE SHARES OF THE FUND DIRECTLY.
                                             REFLECT THE RULE 12B-1 FEES APPLICABLE TO    PERFORMANCE FIGURES GIVEN REPRESENT THE
As of 12/31/06                               SERIES II SHARES. THE INCEPTION DATE OF      FUND AND ARE NOT INTENDED TO REFLECT
SERIES I SHARES                              SERIES I SHARES IS MARCH 31, 1998. THE       ACTUAL VARIABLE PRODUCT VALUES. THEY DO
Inception (3/31/98)                 15.54%   PERFORMANCE OF THE FUND'S SERIES I AND       NOT REFLECT SALES CHARGES, EXPENSES AND
     5 Years                        26.86    SERIES II SHARE CLASSES WILL DIFFER          FEES ASSESSED IN CONNECTION WITH A
     1 Year                         42.60    PRIMARILY DUE TO DIFFERENT CLASS EXPENSES.   VARIABLE PRODUCT. SALES CHARGES, EXPENSES
SERIES II SHARES                                                                          AND FEES, WHICH ARE DETERMINED BY THE
Inception                           15.26%      THE PERFORMANCE DATA QUOTED REPRESENT     VARIABLE PRODUCT ISSUERS, WILL VARY AND
     5 Years                        26.56    PAST PERFORMANCE AND CANNOT GUARANTEE        WILL LOWER THE TOTAL RETURN.
     1 Year                         42.24    COMPARABLE FUTURE RESULTS; CURRENT
==========================================   PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE      PER NASD REQUIREMENTS, THE MOST RECENT
==========================================   CONTACT YOUR VARIABLE PRODUCT ISSUER OR      MONTH-END PERFORMANCE DATA AT THE FUND
  CUMULATIVE TOTAL RETURNS                   FINANCIAL ADVISOR FOR THE MOST RECENT        LEVEL, EXCLUDING VARIABLE PRODUCT CHARGES,
                                             MONTH-END VARIABLE PRODUCT PERFORMANCE.      IS AVAILABLE ON THIS AIM AUTOMATED
  6 months ended 12/31/06                    PERFORMANCE FIGURES REFLECT FUND EXPENSES,   INFORMATION LINE, 866-702-4402. AS
                                             REINVESTED DISTRIBUTIONS AND CHANGES IN      MENTIONED ABOVE, FOR THE MOST RECENT
  Series I Shares                   25.18%   NET ASSET VALUE. INVESTMENT RETURN AND       MONTH-END PERFORMANCE INCLUDING VARIABLE
  Series II Shares                  24.97    PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU   PRODUCT CHARGES, PLEASE CONTACT YOUR
                                             MAY HAVE A GAIN OR LOSS WHEN YOU SELL        VARIABLE PRODUCT ISSUER OR FINANCIAL
                                             SHARES.                                      ADVISOR.
SERIES II SHARES' INCEPTION DATE IS APRIL
30, 2004. RETURNS SINCE THAT DATE ARE           AIM V.I. GLOBAL REAL ESTATE FUND, A          HAD THE ADVISOR NOT WAIVED FEES
HISTORICAL. ALL OTHER RETURNS ARE THE        SERIES PORTFOLIO OF AIM VARIABLE INSURANCE   AND/OR REIMBURSED EXPENSES IN THE PAST,
BLENDED RETURNS OF THE HISTORICAL            FUNDS, IS CURRENTLY OFFERED THROUGH          PERFORMANCE WOULD HAVE BEEN LOWER.
PERFORMANCE OF SERIES II SHARES SINCE        INSURANCE COMPANIES ISSUING VARIABLE
THEIR INCEPTION AND THE RESTATED             PRODUCTS. YOU CANNOT
HISTORICAL PERFORMANCE OF SERIES I SHARES
(FOR PERIODS PRIOR TO
====================================================================================================================================

PRINCIPAL RISKS OF INVESTING IN THE FUND     ments and lack of timely information.        the Fund may have additional risks
                                                                                          relating to direct ownership in real
   Prices of equity securities change in        If the seller of a repurchase agreement   estate, including difficulties in
response to many factors including the       in which the Fund invests defaults on its    valuating and trading real estate,
historical and prospective earnings of the   obligation or declares bankruptcy, the       declines in the value of the properties,
issuer, the value of its assets, general     Fund may experience delays in selling the    risk relating to general and local
economic conditions, interest rates,         securities underlying the repurchase         economic conditions, changes in the
investor perceptions and market liquidity.   agreement.                                   climate for real estate, increases in
                                                                                          taxes, expenses and costs, changes in
   The value of convertible securities in       There is no guarantee that the            laws, casualty and condemnation losses,
which the Fund invests may be affected by    investment techniques and risk analyses      rent control limitations and increases in
market interest rates, the risk that the     used by the Fund's portfolio managers will   interest rates.
issuer may default on interest or            produce the desired results.
principal payments and the value of the                                                      Because the Fund focuses its
underlying common stock into which these        The Fund invests in synthetic             investments in real estate investment
securities may be converted.                 instruments, the value of which may not      trusts (REITs) -- real estate operating
                                             correlate perfectly with the overall         companies and other companies related to
   Foreign securities have additional        securities markets. Rising interest rates    the real estate industry -- the value of
risks, including exchange rate changes,      and market price fluctuations will affect    your shares may rise and fall more than
political and economic upheaval, the         the performance of the Fund's investments    the value of shares of a fund that invests
relative lack of information about these     in synthetic instruments. Also, synthetic    in a broader range of companies.
companies, relatively low market liquidity   instruments are subject to counter party
and the potential lack of strict financial   risk -- the risk that the other party in     About indexes used in this report
and accounting controls and standards.       the transaction will not fulfill its
                                             contractual obligation to complete the       The unmanaged MSCI WORLD INDEX is a group
   Investing in emerging markets involves    transaction with the Fund.                   of global securities tracked by Morgan
greater risk than investing in more                                                       Stanley Capital International.
established markets. The risks include the      Debt securities are particularly
relatively smaller size and lesser           vulnerable to credit risk and interest          The FTSE EPRA/NAREIT GLOBAL REAL ESTATE
liquidity of these markets, high inflation   rate fluctuations.                           INDEX is designed to track the performance
rates, adverse political develop-                                                         of listed real estate companies and REITs
                                                The Fund could conceivably hold real      worldwide. It is compiled by FTSE Group
                                             estate directly if a company defaults on     (an independent company, originally a
                                             debt securities the Fund owns. In that       joint venture of the Financial Times and
                                             event, an investment in                      the London Stock Exchange, whose sole
                                                                                          business is the creation and management of
                                                                                          indexes and associated data services);
                                                                                          NAREIT (National Association of

                                                             Continued on page 5

                                                                                          AIM V.I. GLOBAL REAL ESTATE FUND

Past performance cannot guarantee            value of an investment, is constructed
comparable future results.                   with each segment representing a percent
                                             change in the value of the investment. In
   This chart, which is a logarithmic        this chart, each segment represents a
chart, presents the fluctuations in the      doubling, or 100% change, in the value of
value of the Fund and its indexes. We        the investment. In other words, the space
believe that a logarithmic chart is more     between $5,000 and $10,000 is the same
effective than other types of charts in      size as the space between $10,000 and
illustrating changes in value during the     $20,000, and so on.
early years shown in the chart. The
vertical axis, the one that indicates the
dollar

====================================================================================================================================

Continued from page 4

Real Estate Investment Trusts) and EPRA         In conjunction with the annual            ples require adjustments to be made to the
(European Public Real Estate Association).   prospectus update on or about May 1, 2007,   net assets of the Fund at period end for
                                             the AIM V.I. Global Real Estate Fund         financial reporting purposes, and as such,
   FTSE (TM) is a trademark of London        prospectus will be amended to reflect that   the net asset values for shareholder
Stock Exchange Plc and The Financial Times   the Fund has elected to use the Lipper       transactions and the returns based on
Limited, NAREIT --Registered Trademark--     Variable Underlying Funds (VUF) Real         those net asset values may differ from the
is a trademark of the National Association   Estate Funds Category Average as its peer    net asset values and returns reported in
of Real Estate Investment Trusts             group rather than the Lipper Real Estate     the Financial Highlights. Additionally,
--Registered Trademark--("NAREIT") and       Funds Index. The Lipper VUF Real Estate      the returns and net asset values shown
both are used by FTSE under license. The     Funds Category Average, recently published   throughout this report are at the Fund
FTSE EPRA/NAREIT Global Real Estate Index    by Lipper Inc., comprises the underlying     level only and do not include variable
is calculated by FTSE. All rights in the     funds in each variable insurance category    product issuer charges. If such charges
Indices vest in FTSE and NAREIT. Neither     and does not include mortality and expense   were included, the total returns would be
FTSE nor NAREIT accept any liability for     fees.                                        lower.
any errors or omissions in the FTSE
Indices or underlying data.                     The Fund is not managed to track the         Property type classifications used in
                                             performance of any particular index,         this report are generally according to the
   The unmanaged LIPPER REAL ESTATE FUNDS    including the indexes defined here, and      FTSE EPRA/NAREIT Global Real Estate Index,
INDEX represents an average of the           consequently, the performance of the Fund    which is exclusively owned by the FTSE
performance of the 30 largest real estate    may deviate significantly from the           Group, the European Public Real Estate
funds tracked by Lipper Inc., an             performance of the indexes.                  Association (EPRA), the National
independent mutual fund performance                                                       Association of Real Estate Investment
monitor.                                        A direct investment cannot be made in     Trusts (NAREIT) and Euronext Indices BV.
                                             an index. Unless otherwise indicated,
   The unmanaged STANDARD & POOR'S           index results include reinvested                The Chartered Financial Analyst
COMPOSITE INDEX of 500 Stocks (the S&P 500   dividends, and they do not reflect sales     --Registered Trademark-- (CFA --Registered
Index) is an index of common stocks          charges. Performance of an index of funds    Trademark--) designation is a globally
frequently used as a general measure of      reflects fund expenses; performance of a     recognized standard for measuring the
U.S. stock market performance.               market index does not.                       competence and integrity of investment
                                                                                          professionals.
   The MSCI US REIT Index is a               Other information
total-return index composed of the most
actively traded real estate investment       The returns shown in management's
trusts and is designed to be a measure of    discussion of Fund performance are based
real estate equity performance. The index    on net asset values calculated for
was developed with a base value of 200 as    shareholder transactions. Generally
of December 31, 1994. It is compiled by      accepted accounting princi-
Morgan Stanley Capital International.

RESULTS OF A $10,000 INVESTMENT
Fund and index data from 3/31/98

====================================================================================================================================
                                                          [MOUNTAIN CHART]

             AIM V.I. GLOBAL REAL ESTATE FUND
DATE                -SERIES I SHARES            S&P 500 INDEX  MSCI WORLD INDEX  MSCI U.S.REIT INDEX LIPPER REAL ESTATE FUNDS INDEX
3/31/1998               $10000                     $10000          $10000              $10000                    $10000
4/30/1998                 9710                      10102           10096                9646                      9689
  5/31/98                 9610                       9929            9968                9562                      9563
  6/30/98                 9500                      10332           10203                9561                      9462
  7/31/98                 8920                      10223           10185                8890                      8859
  8/31/98                 7830                       8746            8826                8053                      7946
  9/30/98                 8180                       9307            8980                8551                      8315
 10/31/98                 8090                      10062            9790                8390                      8218
 11/30/98                 8400                      10672           10371                8522                      8398
 12/31/98                 8412                      11287           10876                8370                      8294
  1/31/99                 8207                      11758           11113                8145                      8109
  2/28/99                 8074                      11393           10816                8011                      7969
3/31/1999                 7972                      11849           11264                7967                      7898
4/30/1999                 8892                      12308           11707                8738                      8745
  5/31/99                 9087                      12017           11277                8923                      8923
  6/30/99                 8974                      12682           11802                8757                      8845
  7/31/99                 8565                      12288           11765                8481                      8501
  8/31/99                 8565                      12227           11742                8400                      8360
  9/30/99                 8228                      11892           11627                8048                      8026
 10/31/99                 8043                      12645           12230                7865                      7816
 11/30/99                 7972                      12902           12572                7748                      7696
 12/31/99                 8441                      13661           13588                7989                      8001
  1/31/00                 8473                      12974           12808                8039                      7930
  2/29/00                 8538                      12729           12841                7911                      7794
  3/31/00                 9029                      13973           13727                8201                      8132
  4/30/00                 9423                      13553           13145                8752                      8537
  5/31/00                 9135                      13275           12811                8833                      8635
  6/30/00                 9764                      13602           13241                9052                      9004
  7/31/00                10587                      13390           12867                9873                      9664
  8/31/00                10448                      14221           13284                9468                      9393
  9/30/00                10587                      13470           12576                9759                      9705
 10/31/00                10245                      13413           12363                9296                      9292
 11/30/00                10213                      12357           11611                9459                      9435
 12/31/00                10859                      12417           11797               10131                     10046
  1/31/01                10934                      12858           12025               10174                     10101
  2/28/01                10538                      11686           11007               10000                      9954
  3/31/01                10077                      10946           10282               10082                      9909
  4/30/01                10559                      11796           11040               10316                     10132
  5/31/01                10527                      11875           10896               10547                     10354
  6/30/01                10891                      11586           10553               11183                     10917
  7/31/01                10570                      11472           10412               10941                     10722
  8/31/01                10591                      10755            9911               11346                     11055
  9/30/01                10163                       9886            9036               10893                     10528
 10/31/01                 9960                      10075            9209               10528                     10184
 11/30/01                10452                      10847            9752               11142                     10723
 12/31/01                10775                      10943            9813               11431                     11062
  1/31/02                10732                      10783            9514               11405                     11108
  2/28/02                10970                      10575            9431               11630                     11334
  3/31/02                11619                      10973            9865               12380                     11980
  4/30/02                11813                      10308            9511               12459                     12103
  5/31/02                12018                      10232            9527               12617                     12247
  6/30/02                12256                       9504            8948               12979                     12516
  7/31/02                11759                       8763            8193               12251                     11800
  8/31/02                11867                       8820            8207               12272                     11825
  9/30/02                11380                       7863            7303               11826                     11404
 10/31/02                11121                       8554            7841               11232                     10902
 11/30/02                11446                       9057            8263               11750                     11343
 12/31/02                11463                       8525            7861               11847                     11464
  1/31/03                11135                       8302            7622               11521                     11164
  2/28/03                11299                       8177            7488               11728                     11336
  3/31/03                11582                       8257            7464               11974                     11598
  4/30/03                12008                       8936            8125               12479                     12102
  5/31/03                12752                       9407            8588               13184                     12816
  6/30/03                13221                       9527            8735               13487                     13120
  7/31/03                13833                       9695            8912               14203                     13721
  8/31/03                13964                       9884            9103               14289                     13869
  9/30/03                14413                       9779            9158               14795                     14312
 10/31/03                14620                      10332            9700               15044                     14631
 11/30/03                15419                      10423            9847               15707                     15272
 12/31/03                15913                      10969           10464               16201                     15730
  1/31/04                16513                      11170           10632               16911                     16292
  2/29/04                16868                      11325           10810               17194                     16649
  3/31/04                17889                      11155           10738               18153                     17558
  4/30/04                15492                      10980           10518               15462                     15249
====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

  5/31/04                16513                      11130           10606               16572                     16147
  6/30/04                17101                      11347           10832               17042                     16644
  7/31/04                17278                      10971           10478               17132                     16713
  8/31/04                18466                      11015           10524               18508                     17876
  9/30/04                18554                      11134           10723               18471                     17976
 10/31/04                19686                      11304           10986               19482                     18803
 11/30/04                20595                      11762           11563               20308                     19640
 12/31/04                21734                      12162           12004               21302                     20783
  1/31/05                20020                      11865           11734               19469                     19407
  2/28/05                20554                      12115           12106               20048                     19976
  3/31/05                20145                      11901           11872               19717                     19608
  4/30/05                21362                      11675           11612               20889                     20398
  5/31/05                21986                      12046           11818               21571                     21084
  6/30/05                22918                      12063           11921               22654                     22064
  7/31/05                24600                      12512           12337               24277                     23485
  8/31/05                23702                      12398           12430               23344                     22673
  9/30/05                23873                      12498           12753               23477                     22740
 10/31/05                23362                      12290           12444               22918                     22211
 11/30/05                24476                      12754           12858               23911                     23172
 12/31/05                24831                      12758           13143               23886                     23334
  1/31/06                26445                      13096           13730               25721                     24797
  2/28/06                26916                      13132           13709               26205                     25170
  3/31/06                28402                      13295           14011               27506                     26331
  4/30/06                27706                      13474           14436               26484                     25645
  5/31/06                26974                      13086           13943               25720                     24933
  6/30/06                28283                      13104           13939               27105                     26014
  7/31/06                29120                      13184           14026               28077                     26619
  8/31/06                30191                      13498           14390               29144                     27530
  9/30/06                30886                      13845           14562               29713                     28055
 10/31/06                32594                      14296           15096               31573                     29655
 11/30/06                34373                      14567           15466               33068                     31003
 12/31/06                35400                      14772           15780               32466                     30674
====================================================================================================================================

CALCULATING YOUR ONGOING FUND EXPENSES                                                     AIM V.I. GLOBAL REAL ESTATE FUND

EXAMPLE                                      ACTUAL EXPENSES                               Fund's actual return. The Fund's
                                                                                           actual cumulative total returns at
As a shareholder of the Fund, you            The table below provides information          net asset value after expenses for
incur ongoing costs, including               about actual account values and               the six months ended December 31,
management fees; distribution and/or         actual expenses. You may use the              2006, appear in the table
service (12b-1) fees; and other Fund         information in this table, together           "Cumulative Total Returns" on page
expenses. This example is intended           with the amount you invested, to              4.
to help you understand your ongoing          estimate the expenses that you paid                 The hypothetical account
costs (in dollars) of investing in           over the period. Simply divide your           values and expenses may not be used
the Fund and to compare these costs          account value by $1,000 (for                  to estimate the actual ending
with ongoing costs of investing in           example, an $8,600 account value              account balance or expenses you paid
other mutual funds. The example is           divided by $1,000 = 8.6), then                for the period. You may use this
based on an investment of $1,000             multiply the result by the number in          information to compare the ongoing
invested at the beginning of the             the table under the heading entitled          costs of investing in the Fund and
period and held for the entire               "Actual Expenses Paid During Period"          other funds. To do so, compare this
period July 1, 2006, through                 to estimate the expenses you paid on          5% hypothetical example with the 5%
December 31, 2006.                           your account during this period.              hypothetical examples that appear in
                                                                                           the shareholder reports of the other
      The actual and hypothetical            HYPOTHETICAL EXAMPLE FOR                      funds.
expenses in the examples below do            COMPARISON PURPOSES                                 Please note that the expenses
not represent the effect of any fees                                                       shown in the table are meant to
or other expenses assessed in                The table below also provides                 highlight your ongoing costs.
connection with a variable product;          information about hypothetical                Therefore, the hypothetical
if they did, the expenses shown              account values and hypothetical               information is useful in comparing
would be higher while the ending             expenses based on the Fund's actual           ongoing costs, and will not help you
account values shown would be lower.         expense ratio and an assumed rate of          determine the relative total costs
                                             return of 5% per year before                  of owning different funds.
                                             expenses, which is not the

====================================================================================================================================
                                               ACTUAL                             HYPOTHETICAL
                                                                     (5% ANNUAL RETURN BEFORE EXPENSES)
              BEGINNING             ENDING               EXPENSES       ENDING         EXPENSES         ANNUALIZED
SHARE       ACCOUNT VALUE       ACCOUNT VALUE          PAID DURING   ACCOUNT VALUE    PAID DURING         EXPENSE
CLASS         (7/1/06)           (12/31/06)1             PERIOD2      (12/31/06)        PERIOD(2)          RATIO
Series I    $     1,000.00      $      1,251.80        $      6.47   $    1,019.46          $5.80            1.14%
Series II         1,000.00             1,249.70               7.88        1,018.20           7.07            1.39
====================================================================================================================================

-------
(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 4.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT                                                  AIM V.I. GLOBAL REAL ESTATE FUND

The Board of Trustees of AIM                 terms of the Advisory Agreement.              advisors. The Board reviewed the
Variable Insurance Funds (the                                                              advisory fee rate for the Fund under
"Board") oversees the management of          - The performance of the Fund                 the Advisory Agreement. The Board
AIM V.I. Global Real Estate Fund             relative to comparable funds. The             compared effective contractual
(formerly named "AIM V.I. Real               Board reviewed the performance of             advisory fee rates at a common asset
Estate Fund") (the "Fund") and, as           the Fund during the past one, three           level at the end of the past
required by law, determines annually         and five calendar years against the           calendar year and noted that the
whether to approve the continuance           performance of funds advised by               Fund's rate was above the median
of the Fund's advisory agreement             other advisors with investment                rate of the funds advised by other
with A I M Advisors, Inc. ("AIM").           strategies comparable to those of             advisors with investment strategies
Based upon the recommendation of the         the Fund. The Board noted that the            comparable to those of the Fund that
Investments Committee of the Board,          Fund's performance was below the              the Board reviewed. The Board noted
at a meeting held on June 27, 2006,          median performance of such                    that AIM has agreed to waive
the Board, including all of the              comparable funds for the one and              advisory fees of the Fund and to
independent trustees, approved the           five year periods and above such              limit the Fund's total operating
continuance of the advisory                  median performance for the three              expenses, as discussed below. Based
agreement (the "Advisory Agreement")         year period. The Board also noted             on this review, the Board concluded
between the Fund and AIM for another         that AIM began serving as investment          that the advisory fee rate for the
year, effective July 1, 2006.                advisor to the Fund in April 2004.            Fund under the Advisory Agreement
                                             Based on this review and after                was fair and reasonable.
      The Board considered the               taking account of all of the other
factors discussed below in                   factors that the Board considered in          - Expense limitations and fee
evaluating the fairness and                  determining whether to continue the           waivers. The Board noted that AIM
reasonableness of the Advisory               Advisory Agreement for the Fund, the          has contractually agreed to waive
Agreement at the meeting on June 27,         Board concluded that no changes               advisory fees of the Fund through
2006 and as part of the Board's              should be made to the Fund and that           April 30, 2008 to the extent
ongoing oversight of the Fund. In            it was not necessary to change the            necessary so that the advisory fees
their deliberations, the Board and           Fund's portfolio management team at           payable by the Fund do not exceed a
the independent trustees did not             this time. Although the independent           specified maximum advisory fee rate,
identify any particular factor that          written evaluation of the Fund's              which maximum rate includes
was controlling, and each trustee            Senior Officer (discussed below)              breakpoints and is based on net
attributed different weights to the          only considered Fund performance              asset levels. The Board considered
various factors.                             through the most recent calendar              the contractual nature of this fee
                                             year, the Board also reviewed more            waiver and noted that it remains in
      One responsibility of the              recent Fund performance, which did            effect until April 30, 2008. The
independent Senior Officer of the            not change their conclusions.                 Board also noted that AIM has
Fund is to manage the process by                                                           contractually agreed to waive fees
which the Fund's proposed management         - The performance of the Fund                 and/or limit expenses of the Fund
fees are negotiated to ensure that           relative to indices. The Board                through April 30, 2008 so that total
they are negotiated in a manner              reviewed the performance of the Fund          annual operating expenses are
which is at arms' length and                 during the past one, three and five           limited to a specified percentage of
reasonable. To that end, the Senior          calendar years against the                    average daily net assets for each
Officer must either supervise a              performance of the Lipper Variable            class of the Fund. The Board
competitive bidding process or               Underlying Fund Real Estate Index.            considered the contractual nature of
prepare an independent written               The Board noted that the Fund's               this fee waiver/expense limitation
evaluation. The Senior Officer has           performance in such periods was               and noted it remains in effect until
recommended an independent written           comparable to the performance of              April 30, 2008. The Board considered
evaluation in lieu of a competitive          such Index. The Board also noted              the effect these fee waivers/expense
bidding process and, upon the                that AIM began serving as investment          reimbursements would have on the
direction of the Board, has prepared         advisor to the Fund in April 2004.            Fund's estimated expenses and
such an independent written                  Based on this review and after                concluded that the levels of fee
evaluation. Such written evaluation          taking account of all of the other            waivers/expense reimbursements for
also considered certain of the               factors that the Board considered in          the Fund were fair and reasonable.
factors discussed below. In                  determining whether to continue the
addition, as discussed below, the            Advisory Agreement for the Fund, the          - Breakpoints and economies of
Senior Officer made a recommendation         Board concluded that no changes               scale. The Board reviewed the
to the Board in connection with such         should be made to the Fund and that           structure of the Fund's advisory fee
written evaluation.                          it was not necessary to change the            under the Advisory Agreement, noting
                                             Fund's portfolio management team at           that it does not include any
      The discussion below serves as         this time. Although the independent           breakpoints. The Board considered
a summary of the Senior Officer's            written evaluation of the Fund's              whether it would be appropriate to
independent written evaluation and           Senior Officer (discussed below)              add advisory fee breakpoints for the
recommendation to the Board in               only considered Fund performance              Fund or whether, due to the nature
connection therewith, as well as a           through the most recent calendar              of the Fund and the advisory fee
discussion of the material factors           year, the Board also reviewed more            structures of comparable funds, it
and the conclusions with respect             recent Fund performance, which did            was reasonable to structure the
thereto that formed the basis for            not change their conclusions.                 advisory fee without breakpoints.
the Board's approval of the Advisory                                                       Based on this review, the Board
Agreement. After consideration of            - Meetings with the Fund's                    concluded that it was not necessary
all of the factors below and based           portfolio managers and investment  ,          to add advisory fee breakpoints to
on its informed business judgment,           personnel. With respect to the Fund           the Fund's advisory fee schedule.
the Board determined that the                the Board is meeting periodically             The Board reviewed the level of the
Advisory Agreement is in the best            with such Fund's portfolio managers           Fund's advisory fees, and noted that
interests of the Fund and its                and/or other investment personnel             such fees, as a percentage of the
shareholders and that the                    and believes that such individuals            Fund's net assets, would remain
compensation to AIM under the                are competent and able to continue            constant under the Advisory
Advisory Agreement is fair and               to carry out their responsibilities           Agreement because the Advisory
reasonable and would have been               under the Advisory Agreement.                 Agreement does not include any
obtained through arm's length                                                              breakpoints. The Board noted that
negotiations.                                - Overall performance of AIM. The             AIM has contractually agreed to
                                             Board considered the overall                  waive advisory fees of the Fund
      Unless otherwise stated,               performance of AIM in providing               through April 30, 2008 to the extent
information presented below is as of         investment advisory and portfolio             necessary so that the advisory fees
June 27, 2006 and does not reflect           administrative services to the Fund           payable by the Fund do not exceed a
any changes that may have occurred           and concluded that such performance           specified maximum advisory fee rate,
since June 27, 2006, including but           was satisfactory.                             which maximum rate includes
not limited to changes to the Fund's                                                       breakpoints and is based on net
performance, advisory fees, expense          - Fees relative to those of client            asset levels. The Board concluded
limitations and/or fee waivers.              of AIM with comparable investment             that the Fund's fee levels under the
                                             strategies. The Board reviewed the            Advisory Agreement therefore would
- The nature and extent of the               effective advisory fee rate (before           not reflect economies of scale,
advisory services to be provided by          waivers) for the Fund under the               although the advisory fee waiver
AIM. The Board reviewed the services         Advisory Agreement. The Board noted           reflects economies of scale.
to be provided by AIM under the              that this rate was (i) the same as
Advisory Agreement. Based on such            the effective advisory fee rate               - Investments in affiliated money
review, the Board concluded that the         (before waivers) for one mutual fund          market funds. The Board also took
range of services to be provided by          advised by AIM with investment                into account the fact that
AIM under the Advisory Agreement was         strategies comparable to those of             uninvested cash and cash collateral
appropriate and that AIM currently           the Fund and above the effective              from securities lending
is providing services in accordance          advisory fee rate (before waivers)            arrangements, if any (collectively,
with the terms of the Advisory               for a second mutual fund advised by           "cash balances") of the Fund may be
Agreement.                                   AIM with investment strategies                invested in money market funds
                                             comparable to those of the Fund; and          advised by AIM pursuant to the terms
- The quality of services to be              (ii) above the effective                      of an SEC exemptive order. The Board
provided by AIM. The Board reviewed          sub-advisory fee rate for one                 found that the Fund may realize
the credentials and experience of            variable insurance fund sub-advised           certain benefits upon investing cash
the officers and employees of AIM            by an AIM affiliate and offered to            balances in AIM advised money market
who will provide investment advisory         insurance company separate accounts           funds, including a higher net
services to the Fund. In reviewing           with investment strategies                    return, increased liquidity,
the qualifications of AIM to provide         comparable to those of the Fund. The          increased diversification or
investment advisory services, the            Board noted that AIM has agreed to            decreased transaction costs. The
Board considered such issues as              waive advisory fees of the Fund and           Board also found that the Fund will
AIM's portfolio and product review           to limit the Fund's total operating           not receive reduced services if it
process, various back office support         expenses, as discussed below. Based           invests its cash balances in such
functions provided by AIM and AIM's          on this review, the Board concluded           money market funds. The Board noted
equity and fixed income trading              that the advisory fee rate for the            that, to the extent the Fund invests
operations. Based on the review of           Fund under the Advisory Agreement             uninvested cash in affiliated money
these and other factors, the Board           was fair and reasonable.                      market funds, AIM has voluntarily
concluded that the quality of                                                              agreed to waive a portion of the
services to be provided by AIM was           - Fees relative to those of                   advisory fees it receives from the
appropriate and that AIM currently           comparable funds with other                   Fund attributable to such
is providing satisfactory services                                                         investment. The Board further
in accordance with the

                                                                     (continued)

                                                                                               AIM V.I. GLOBAL REAL ESTATE FUND

determined that the proposed                 Funds in the areas of investment              the Board also reviewed more recent
securities lending program and               performance, product line                     Fund performance, which did not
related procedures with respect to           diversification, distribution, fund           change their conclusions.
the lending Fund is in the best              operations, shareholder services and
interests of the lending Fund and            compliance. The Board concluded that          - The performance of the Fund
its respective shareholders. The             these steps taken by AIM have                 relative to indices. The Board
Board therefore concluded that the           improved, and are likely to continue          reviewed the performance of the Fund
investment of cash collateral                to improve, the quality and                   during the past one, three and five
received in connection with the              efficiency of the services AIM and            calendar years against the
securities lending program in the            its affiliates provide to the Fund            performance of the Lipper Variable
money market funds according to the          in each of these areas, and support           Underlying Fund Real Estate Index.
procedures is in the best interests          the Board's approval of the                   The Board noted that the Fund's
of the lending Fund and its                  continuance of the Advisory                   performance in such periods was
respective shareholders.                     Agreement for the Fund.                       comparable to the performance of
                                                                                           such Index. The Board also noted
- Independent written evaluation             APPROVAL OF SUB-ADVISORY AGREEMENT            that AIM began serving as investment
and recommendations of the Fund's                                                          advisor to the Fund in April 2004.
Senior Officer. The Board noted              The Board oversees the management of          Based on this review and after
that, upon their direction, the              the Fund and, as required by law,             taking account of all of the other
Senior Officer of the Fund, who is           determines annually whether to                factors that the Board considered in
independent of AIM and AIM's                 approve the continuance of the                determining whether to continue the
affiliates, had prepared an                  Fund's sub-advisory agreement. Based          Advisory Agreement for the Fund, the
independent written evaluation in            upon the recommendation of the                Board concluded that no changes
order to assist the Board in                 Investments Committee of the Board,           should be made to the Fund and that
determining the reasonableness of            at a meeting held on June 27, 2006,           it was not necessary to change the
the proposed management fees of the          the Board, including all of the               Fund's portfolio management team at
AIM Funds, including the Fund. The           independent trustees, approved the            this time. Although the independent
Board noted that the Senior                  continuance of the sub-advisory               written evaluation of the Fund's
Officer's written evaluation had             agreement (the "Sub-Advisory                  Senior Officer (discussed below)
been relied upon by the Board in             Agreement") between INVESCO                   only considered Fund performance
this regard in lieu of a competitive         Institutional (N.A.), Inc. (the               through the most recent calendar
bidding process. In determining              "Sub-Advisor") and AIM with respect           year, the Board also reviewed more
whether to continue the Advisory             to the Fund for another year,                 recent Fund performance, which did
Agreement for the Fund, the Board            effective July 1, 2006.                       not change their conclusions.
considered the Senior Officer's
written evaluation and the                         The Board considered the                - Meetings with the Fund's
recommendation made by the Senior            factors discussed below in                    portfolio managers and investment
Officer to the Board that the Board          evaluating the fairness and                   personnel. The Board is meeting
consider whether the advisory fee            reasonableness of the Sub-Advisory            periodically with the Fund's
waivers for certain equity AIM               Agreement at the meeting on June 27,          portfolio managers and/or other
Funds, including the Fund, should be         2006 and as part of the Board's               investment personnel and believes
simplified. The Board concluded that         ongoing oversight of the Fund. In             that such individuals are competent
it would be advisable to consider            their deliberations, the Board and            and able to continue to carry out
this issue and reach a decision              the independent trustees did not              their responsibilities under the
prior to the expiration date of such         identify any particular factor that           Sub-Advisory Agreement.
advisory fee waivers.                        was controlling, and each trustee
                                             attributed different weights to the           - Overall performance of the
- Profitability of AIM and its               various factors.                              Sub-Advisor. The Board considered
affiliates. The Board reviewed                                                             the overall performance of the
information concerning the                         The discussion below serves as          Sub-Advisor in providing investment
profitability of AIM's (and its              a discussion of the material factors          advisory services to the Fund and
affiliates') investment advisory and         and the conclusions with respect              concluded that such performance was
other activities and its financial           thereto that formed the basis for             satisfactory.
condition. The Board considered the          the Board's approval of the
overall profitability of AIM, as             Sub-Advisory Agreement. After                 - Fees relative to those of
well as the profitability of AIM in          consideration of all of the factors           clients of the Sub-Advisor with
connection with managing the Fund.           below and based on its informed               comparable investment strategies.
The Board noted that AIM's                   business judgment, the Board                  The Board reviewed the sub-advisory
operations remain profitable,                determined that the Sub-Advisory              fee rate for the Fund under the
although increased expenses in               Agreement is in the best interests            Sub-Advisory Agreement and the
recent years have reduced AIM's              of the Fund and its shareholders and          sub-advisory fees paid thereunder.
profitability. Based on the review           that the compensation to the                  The Board noted that this rate was
of the profitability of AIM's and            Sub-Advisor under the Sub-Advisory            (i) the same as the sub-advisory fee
its affiliates' investment advisory          Agreement is fair and reasonable.             rate for one mutual fund sub-advised
and other activities and its                                                               by the Sub-Advisor with investment
financial condition, the Board                     Unless otherwise stated,                strategies comparable to those of
concluded that the compensation to           information presented below is as of          the Fund and comparable to the
be paid by the Fund to AIM under its         June 27, 2006 and does not reflect            sub-advisory fee rate for a second
Advisory Agreement was not                   any changes that may have occurred            mutual fund sub-advised by the
excessive.                                   since June 27, 2006, including but            Sub-Advisor with investment
                                             not limited to changes to the Fund's          strategies comparable to those of
- Benefits of soft dollars to AIM.           performance.                                  the Fund; and (ii) below the
The Board considered the benefits                                                          sub-advisory fee rate for one
realized by AIM as a result of               - The nature and extent of the                variable insurance fund sub-advised
brokerage transactions executed              advisory services to be provided by           by the Sub-Advisor and offered to
through "soft dollar" arrangements.          the Sub-Advisor. The Board reviewed           insurance company separate accounts
Under these arrangements, brokerage          the services to be provided by the            with investment strategies
commissions paid by the Fund and/or          Sub-Advisor under the Sub-Advisory            comparable to those of the Fund. The
other funds advised by AIM are used          Agreement. Based on such review, the          Board noted that AIM has agreed to
to pay for research and execution            Board concluded that the range of             waive advisory fees of the Fund. The
services. This research may be used          services to be provided by the                Board also considered the services
by AIM in making investment                  Sub-Advisor under the Sub-Advisory            to be provided by the Sub-Advisor
decisions for the Fund. The Board            Agreement was appropriate and that            pursuant to the Sub-Advisory
concluded that such arrangements             the Sub-Advisor currently is                  Agreement and the services to be
were appropriate.                            providing services in accordance              provided by AIM pursuant to the
                                             with the terms of the Sub-Advisory            Advisory Agreement, as well as the
- AIM's financial soundness in               Agreement.                                    allocation of fees between AIM and
light of the Fund's needs. The Board                                                       the Sub-Advisor pursuant to the
considered whether AIM is                    - The quality of services to be               Sub-Advisory Agreement. The Board
financially sound and has the                provided by the Sub-Advisor. The              noted that the sub-advisory fees
resources necessary to perform its           Board reviewed the credentials and            have no direct effect on the Fund or
obligations under the Advisory               experience of the officers and                its shareholders, as they are paid
Agreement, and concluded that AIM            employees of the Sub-Advisor who              by AIM to the Sub-Advisor, and that
has the financial resources                  will provide investment advisory              AIM and the Sub-Advisor are
necessary to fulfill its obligations         services to the Fund. Based on the            affiliates. Based on this review,
under the Advisory Agreement.                review of these and other factors,            the Board concluded that the
                                             the Board concluded that the quality          sub-advisory fee rate under the
- Historical relationship between            of services to be provided by the             Sub-Advisory Agreement was fair and
the Fund and AIM. In determining             Sub-Advisor was appropriate, and              reasonable.
whether to continue the Advisory             that the Sub-Advisor currently is
Agreement for the Fund, the Board            providing satisfactory services in            - Profitability of AIM and its
also considered the prior                    accordance with the terms of the              affiliates. The Board reviewed
relationship between AIM and the             Sub-Advisory Agreement.                       information concerning the
Fund, as well as the Board's                                                               profitability of AIM's (and its
knowledge of AIM's operations, and           - The performance of the Fund                 affiliates') investment advisory and
concluded that it was beneficial to          relative to comparable funds. The             other activities and its financial
maintain the current relationship,           Board reviewed the performance of             condition. The Board considered the
in part, because of such knowledge.          the Fund during the past one, three           overall profitability of AIM, as
The Board also reviewed the general          and five calendar years against the           well as the profitability of AIM in
nature of the non-investment                 performance of funds advised by               connection with managing the Fund.
advisory services currently                  other advisors with investment                The Board noted that AIM's
performed by AIM and its affiliates,         strategies comparable to those of             operations remain profitable,
such as administrative, transfer             the Fund. The Board noted that the            although increased expenses in
agency and distribution services,            Fund's performance was below the              recent years have reduced AIM's
and the fees received by AIM and its         median performance of such                    profitability. Based on the review
affiliates for performing such               comparable funds for the one and              of the profitability of AIM's and
services. In addition to reviewing           five year periods and above such              its affiliates' investment advisory
such services, the trustees also             median performance for the three              and other activities and its
considered the organizational                year period. The Board also noted             financial condition, the Board
structure employed by AIM and its            that AIM began serving as investment          concluded that the compensation to
affiliates to provide those                  advisor to the Fund in April 2004.            be paid by the Fund to AIM under its
services. Based on the review of             Based on this review and after                Advisory Agreement was not
these and other factors, the Board           taking account of all of the other            excessive.
concluded that AIM and its                   factors that the Board considered in
affiliates were qualified to                 determining whether to continue the           - The Sub-Advisor's financial
continue to provide non-investment           Advisory Agreement for the Fund, the          soundness in light of the Fund's
advisory services to the Fund,               Board concluded that no changes               needs. The Board considered whether
including administrative, transfer           should be made to the Fund and that           the Sub-Advisor is financially sound
agency and distribution services,            it was not necessary to change the            and has the resources necessary to
and that AIM and its affiliates              Fund's portfolio management team at           perform its obligations under the
currently are providing satisfactory         this time. Although the independent           Sub-Advisory Agreement, and
non-investment advisory services.            written evaluation of the Fund's              concluded that the Sub-Advisor has
                                             Senior Officer (discussed below)              the financial resources necessary to
-  Other factors and current                 only considered Fund performance              fulfill its obligations under the
trends. The Board considered the             through the most recent calendar              Sub-Advisory Agreement.
steps that AIM and its affiliates            year,
have taken over the last several
years, and continue to take, in
order to improve the quality and
efficiency of the services they
provide to the

AIM V.I. Global Real Estate Fund

SCHEDULE OF INVESTMENTS

December 31, 2006


                                                 SHARES         VALUE
-------------------------------------------------------------------------
FOREIGN REAL ESTATE INVESTMENT TRUSTS, COMMON
  STOCKS & OTHER EQUITY INTERESTS-56.16%

AUSTRALIA-10.14%

CFS Retail Property Trust (Retail)(a)            1,679,000   $  3,086,085
-------------------------------------------------------------------------
GPT Group (Diversified)(a)                         719,700      3,174,866
-------------------------------------------------------------------------
Mirvac Group (Diversified)(a)                      229,200      1,007,604
-------------------------------------------------------------------------
Stockland (Diversified)(a)                         664,600      4,332,064
-------------------------------------------------------------------------
Tishman Speyer Office Fund (Office)(a)             236,400        464,149
-------------------------------------------------------------------------
Valad Property Group (Diversified)(a)              752,200        941,558
-------------------------------------------------------------------------
Westfield Group (Retail)(a)                        396,900      6,552,979
=========================================================================
                                                               19,559,305
=========================================================================

CANADA-2.83%

Boardwalk Real Estate Investment Trust
  (Residential)                                     48,900      1,732,150
-------------------------------------------------------------------------
Cominar Real Estate Investment Trust
  (Diversified)                                     36,800        710,333
-------------------------------------------------------------------------
Dundee Real Estate Investment Trust (Office)        30,500      1,011,303
-------------------------------------------------------------------------
Primaris Retail Real Estate Investment Trust
  (Retail)                                          43,800        709,427
-------------------------------------------------------------------------
RioCan Real Estate Investment Trust (Retail)        60,500      1,305,345
=========================================================================
                                                                5,468,558
=========================================================================

CHINA-0.31%

Guangzhou R&F Properties Co. Ltd.
  (Residential)                                    277,200        598,727
=========================================================================

FINLAND-0.65%

Citycon Oyj (Retail)(a)                            114,300        762,092
-------------------------------------------------------------------------
Sponda Oyj (Office)(a)                              30,600        484,025
=========================================================================
                                                                1,246,117
=========================================================================

FRANCE-2.85%

Klepierre (Retail)(a)                                8,500      1,604,260
-------------------------------------------------------------------------
Societe Immobiliere de Location pour
  I'Industrie et le Commerce (Office)(a)             5,500        827,699
-------------------------------------------------------------------------
Unibail (Diversified)(a)                            12,600      3,072,167
=========================================================================
                                                                5,504,126
=========================================================================

HONG KONG-9.64%

China Overseas Land & Investment Ltd.
  (Office)(a)                                      760,000      1,021,058
-------------------------------------------------------------------------
China Resources Land Ltd. (Residential)(a)         521,800        620,235
-------------------------------------------------------------------------
Great Eagle Holdings Ltd. (Office)(a)              197,000        564,355
-------------------------------------------------------------------------
Hang Lung Properties Ltd. (Retail)(a)            1,103,000      2,768,881
-------------------------------------------------------------------------
Henderson Land Development Co. Ltd.
  (Residential)(a)                                 135,000        750,971
-------------------------------------------------------------------------
Hongkong Land Holdings Ltd. (Office)(a)          1,066,000      4,231,030
-------------------------------------------------------------------------
Hysan Development Co. Ltd. (Diversified)(a)        179,000        466,956
-------------------------------------------------------------------------

                                                 SHARES         VALUE
-------------------------------------------------------------------------

HONG KONG-(CONTINUED)

Kerry Properties Ltd. (Diversified)                137,400   $    642,122
-------------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Residential)(a)      658,000      7,528,273
=========================================================================
                                                               18,593,881
=========================================================================

ITALY-0.97%

Beni Stabili S.p.A. (Office)(a)                    503,300        802,879
-------------------------------------------------------------------------
Risanamento S.p.A (Diversified)(a)                  99,200      1,074,076
=========================================================================
                                                                1,876,955
=========================================================================

JAPAN-11.57%

AEON Mall Co., Ltd. (Retail)(a)                     19,300      1,082,028
-------------------------------------------------------------------------
GOLDCREST Co., Ltd. (Residential)                   15,010        774,400
-------------------------------------------------------------------------
Japan Prime Realty Investment Corp.
  (Office)(a)                                          134        486,378
-------------------------------------------------------------------------
Japan Retail Fund Investment Corp. (Retail)             93        758,004
-------------------------------------------------------------------------
JOINT Corp. (Residential)(a)                         9,800        378,171
-------------------------------------------------------------------------
Mitsubishi Estate Co. Ltd. (Office)                209,000      5,408,957
-------------------------------------------------------------------------
Mitsui Fudosan Co., Ltd. (Diversified)             218,000      5,321,318
-------------------------------------------------------------------------
Nippon Building Fund Inc. (Office)(a)                  148      1,965,453
-------------------------------------------------------------------------
NTT Urban Development Corp. (Office)(a)                445        860,541
-------------------------------------------------------------------------
Sumitomo Realty & Development Co., Ltd.
  (Diversified)                                    102,000      3,274,011
-------------------------------------------------------------------------
Tokyo Tatemono Co., Ltd. (Diversified)(a)          130,000      1,440,017
-------------------------------------------------------------------------
TOKYU REIT, Inc. (Diversified)(a)                       65        567,689
=========================================================================
                                                               22,316,967
=========================================================================

NETHERLANDS-1.28%

Rodamco Europe N.V. (Retail)(a)                     18,600      2,469,177
=========================================================================

NEW ZEALAND-0.23%

Macquire Goodman Property Trust (Diversified)      428,300        434,687
=========================================================================

SINGAPORE-3.11%

Ascendas Real Estate Investment Trust
  (Industrial)(a)                                  450,000        783,390
-------------------------------------------------------------------------
Capitacommercial Trust (Office)(a)                 419,690        714,730
-------------------------------------------------------------------------
Capitaland Ltd. (Residential)(a)                   489,000      1,963,501
-------------------------------------------------------------------------
CapitaMall Trust (Retail)                          566,000      1,074,053
-------------------------------------------------------------------------
Keppel Land Ltd. (Office)(a)                       194,000        872,557
-------------------------------------------------------------------------
Suntec Real Estate Investment Trust
  (Retail)(a)                                      493,000        583,792
=========================================================================
                                                                5,992,023
=========================================================================

SWEDEN-0.34%

Fabege A.B. (Diversified)(a)                        24,700        662,016
=========================================================================

UNITED KINGDOM-12.24%

Big Yellow Group PLC (Industrial)(a)                48,500        668,145
-------------------------------------------------------------------------
British Land Co. PLC (Diversified)(a)              153,300      5,133,969
-------------------------------------------------------------------------
Brixton PLC (Industrial)(a)                         67,200        756,123
-------------------------------------------------------------------------
Capital & Regional PLC (Retail)                     87,600      2,645,594
-------------------------------------------------------------------------

AIM V.I. Global Real Estate Fund


                                                 SHARES         VALUE
-------------------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)

Derwent Valley Holdings PLC (Office)(a)             45,900   $  1,884,852
-------------------------------------------------------------------------
Hammerson PLC (Retail)(a)                           46,700      1,438,484
-------------------------------------------------------------------------
Land Securities Group PLC (Diversified)(a)         134,000      6,079,263
-------------------------------------------------------------------------
Liberty International PLC (Retail)(a)               24,800        677,728
-------------------------------------------------------------------------
Quintain Estates & Development PLC
  (Diversified)(a)                                  50,200        838,217
-------------------------------------------------------------------------
Shaftesbury PLC (Retail)                           109,000      1,673,698
-------------------------------------------------------------------------
Unite Group PLC (Residential)(a)                   119,900      1,282,499
-------------------------------------------------------------------------
Workspace Group PLC (Office)(a)                     55,400        537,321
=========================================================================
                                                               23,615,893
=========================================================================
    Total Foreign Real Estate Investment
      Trusts, Common Stocks & Other Equity
      Interests (Cost $86,769,084)                            108,338,432
=========================================================================

DOMESTIC REAL ESTATE INVESTMENT TRUSTS,
  COMMON STOCKS AND OTHER EQUITY
  INTERESTS-41.48%

DIVERSIFIED-4.92%

Colonial Properties Trust                           26,100      1,223,568
-------------------------------------------------------------------------
Digital Realty Trust, Inc.                          10,900        373,107
-------------------------------------------------------------------------
Health Care Property Investors, Inc.                69,700      2,566,354
-------------------------------------------------------------------------
Public Storage, Inc.                                29,900      2,915,250
-------------------------------------------------------------------------
Ventas, Inc.                                        57,100      2,416,472
=========================================================================
                                                                9,494,751
=========================================================================

HOTELS-3.79%

Hilton Hotels Corp.                                 56,200      1,961,380
-------------------------------------------------------------------------
Host Hotels & Resorts Inc.                         178,989      4,394,180
-------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.           15,200        950,000
=========================================================================
                                                                7,305,560
=========================================================================

INDUSTRIAL-3.66%

AMB Property Corp.                                  25,600      1,500,416
-------------------------------------------------------------------------
ProLogis                                            91,414      5,555,229
=========================================================================
                                                                7,055,645
=========================================================================

OFFICE-11.08%

Alexandria Real Estate Equities, Inc.               10,700      1,074,280
-------------------------------------------------------------------------
Boston Properties, Inc.                             30,500      3,412,340
-------------------------------------------------------------------------
Brandywine Realty Trust                             51,721      1,719,723
-------------------------------------------------------------------------

                                                 SHARES         VALUE
-------------------------------------------------------------------------

OFFICE-(CONTINUED)

Brookfield Properties Corp.                         56,600   $  2,231,176
-------------------------------------------------------------------------
Douglas Emmett, Inc.                                17,400        462,666
-------------------------------------------------------------------------
Equity Office Properties Trust                      84,000      4,046,280
-------------------------------------------------------------------------
Liberty Property Trust                               9,200        452,088
-------------------------------------------------------------------------
SL Green Realty Corp.                               30,000      3,983,400
-------------------------------------------------------------------------
Vornado Realty Trust                                32,900      3,997,350
=========================================================================
                                                               21,379,303
=========================================================================

RESIDENTIAL-7.03%

Archstone-Smith Trust                               63,800      3,713,798
-------------------------------------------------------------------------
AvalonBay Communities, Inc.                         12,800      1,664,640
-------------------------------------------------------------------------
Camden Property Trust                               26,600      1,964,410
-------------------------------------------------------------------------
Equity Residential                                  78,400      3,978,800
-------------------------------------------------------------------------
Essex Property Trust, Inc.                          17,400      2,248,950
=========================================================================
                                                               13,570,598
=========================================================================

RETAIL-11.00%

Developers Diversified Realty Corp.                 53,700      3,380,415
-------------------------------------------------------------------------
Federal Realty Investment Trust                     19,800      1,683,000
-------------------------------------------------------------------------
General Growth Properties, Inc.                     51,200      2,674,176
-------------------------------------------------------------------------
Kimco Realty Corp.                                  55,800      2,508,210
-------------------------------------------------------------------------
Macerich Co. (The)                                  31,900      2,761,583
-------------------------------------------------------------------------
Regency Centers Corp.                               32,400      2,532,708
-------------------------------------------------------------------------
Simon Property Group, Inc.                          56,100      5,682,369
=========================================================================
                                                               21,222,461
=========================================================================
    Total Domestic Real Estate Investment
      Trusts, Common Stocks and Other Equity
      Interests (Cost $56,469,800)                             80,028,318
=========================================================================

MONEY MARKET FUNDS-1.72%

Liquid Assets Portfolio-Institutional
  Class(b)                                       1,658,878      1,658,878
-------------------------------------------------------------------------
Premier Portfolio-Institutional Class(b)         1,658,879      1,658,879
=========================================================================
    Total Money Market Funds (Cost
      $3,317,757)                                               3,317,757
=========================================================================
TOTAL INVESTMENTS-99.36% (Cost $146,556,641)                  191,684,507
=========================================================================
OTHER ASSETS LESS LIABILITIES-0.64%                             1,243,703
=========================================================================
NET ASSETS-100.00%                                           $192,928,210
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

REIT  - Real Estate Investment Trust

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2006 was $80,264,303, which represented 41.60% of the Fund's Net Assets. See Note 1A.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Global Real Estate Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:

Investments, at value (cost $143,238,884)        $188,366,750
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $3,317,757)                                 3,317,757
=============================================================
    Total investments (cost $146,556,641)         191,684,507
=============================================================
Cash                                                    7,413
-------------------------------------------------------------
Receivables for:
  Investments sold                                  1,891,124
-------------------------------------------------------------
  Fund shares sold                                     88,268
-------------------------------------------------------------
  Dividends                                           796,379
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                  9,794
=============================================================
    Total assets                                  194,477,485
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             1,153,923
-------------------------------------------------------------
  Fund shares reacquired                              214,219
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              13,109
-------------------------------------------------------------
Accrued administrative services fees                  102,160
-------------------------------------------------------------
Accrued distribution fees-Series II                       188
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              3,739
-------------------------------------------------------------
Accrued transfer agent fees                             2,919
-------------------------------------------------------------
Accrued operating expenses                             59,018
=============================================================
    Total liabilities                               1,549,275
=============================================================
Net assets applicable to shares outstanding      $192,928,210
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $123,472,726
-------------------------------------------------------------
Undistributed net investment income                 2,317,639
-------------------------------------------------------------
Undistributed net realized gain from investment
  securities and foreign currencies                22,002,591
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies                45,135,254
=============================================================
                                                 $192,928,210
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $192,617,384
_____________________________________________________________
=============================================================
Series II                                        $    310,826
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            6,703,139
_____________________________________________________________
=============================================================
Series II                                              10,880
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      28.74
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      28.57
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2006

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of
  $168,480)                                      $ 3,017,252
------------------------------------------------------------
Dividends from affiliated money market funds         248,888
============================================================
    Total investment income                        3,266,140
============================================================

EXPENSES:

Advisory fees                                      1,195,348
------------------------------------------------------------
Administrative services fees                         350,878
------------------------------------------------------------
Custodian fees                                        76,811
------------------------------------------------------------
Distribution fees-Series II                              453
------------------------------------------------------------
Transfer agent fees                                   17,659
------------------------------------------------------------
Trustees' and officer's fees and benefits             18,444
------------------------------------------------------------
Other                                                 67,821
============================================================
    Total expenses                                 1,727,414
============================================================
Less: Fees waived and expense offset
  arrangements                                      (208,092)
============================================================
    Net expenses                                   1,519,322
============================================================
Net investment income                              1,746,818
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities                           22,739,211
------------------------------------------------------------
  Foreign currencies                                  45,143
============================================================
                                                  22,784,354
============================================================
Change in net unrealized appreciation of:
  Investment securities                           24,874,492
------------------------------------------------------------
  Foreign currencies                                   7,419
============================================================
                                                  24,881,911
============================================================
Net gain from investment securities and foreign
  currencies                                      47,666,265
============================================================
Net increase in net assets resulting from
  operations                                     $49,413,083
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Global Real Estate Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2006 and 2005

                                                                  2006            2005
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  1,746,818    $  1,645,886
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  22,784,354       6,325,916
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           24,881,911       3,518,916
==========================================================================================
    Net increase in net assets resulting from operations        49,413,083      11,490,718
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (1,802,157)     (1,018,056)
------------------------------------------------------------------------------------------
  Series II                                                         (2,803)           (468)
==========================================================================================
    Total distributions from net investment income              (1,804,960)     (1,018,524)
==========================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                      (6,223,841)     (2,594,476)
------------------------------------------------------------------------------------------
  Series II                                                         (9,875)         (1,222)
==========================================================================================
    Total distributions from net realized gains                 (6,233,716)     (2,595,698)
==========================================================================================
    Decrease in net assets resulting from distributions         (8,038,676)     (3,614,222)
==========================================================================================
Share transactions-net:
  Series I                                                      51,326,244      12,711,422
------------------------------------------------------------------------------------------
  Series II                                                        188,721          46,237
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               51,514,965      12,757,659
==========================================================================================
    Net increase in net assets                                  92,889,372      20,634,155
==========================================================================================

NET ASSETS:

  Beginning of year                                            100,038,838      79,404,683
==========================================================================================
  End of year (including undistributed net investment income
    of $2,317,639 and $1,635,123, respectively)               $192,928,210    $100,038,838
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Global Real Estate Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Global Real Estate Fund, formerly AIM V.I. Real Estate Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve high total return through growth of capital and current income.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses

AIM V.I. Global Real Estate Fund

     and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

       The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year's allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities. These recharacterizations are reflected in the accompanying financial statements.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund.

       Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

J. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

AIM V.I. Global Real Estate Fund

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the Fund's average daily net assets.

    Through April 30, 2008, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.75%
-------------------------------------------------------------------
Next $250 million                                             0.74%
-------------------------------------------------------------------
Next $500 million                                             0.73%
-------------------------------------------------------------------
Next $1.5 billion                                             0.72%
-------------------------------------------------------------------
Next $2.5 billion                                             0.71%
-------------------------------------------------------------------
Next $2.5 billion                                             0.70%
-------------------------------------------------------------------
Next $2.5 billion                                             0.69%
-------------------------------------------------------------------
Over $10 billion                                              0.68%
 __________________________________________________________________
===================================================================


    Under the terms of a master sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. (INVESCO Real Estate) ("INVESCO"), AIM pays INVESCO 40% of the amount of AIM's compensation on the sub advised assets.

    AIM has also contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2008. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2006, AIM waived advisory fees of $200,570.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2006, AMVESCAP did not reimburse any such expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. The Fund may reimburse AIM for up to 0.25% of average daily assets invested by each insurance company providing administrative services to the Fund. Pursuant to such agreement, for the year ended December 31, 2006, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $300,878 for services provided by insurance companies.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with AIM Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2006, expenses incurred under the Plan are shown in the Statement of Operations as distribution fees.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

AIM V.I. Global Real Estate Fund

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2006.

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      12/31/06        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $       --       $29,881,384       $(28,222,506)         $   --         $1,658,878      $ 74,099       $   --
----------------------------------------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class            5,533,127        53,140,833        (57,015,081)             --          1,658,879       174,789           --
==================================================================================================================================
  Total
    Investments
    in
    Affiliates    $5,533,127       $83,022,217       $(85,237,587)         $   --         $3,317,757      $248,888       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) custodian credits which result from periodic overnight cash balances at the custodian and (ii) a one time custodian fee credit to be used to offset future custodian fees. For the year ended December 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $7,522.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2006, the Fund paid legal fees of $4,185 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceed 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

AIM V.I. Global Real Estate Fund

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years December 31, 2006 and 2005 was as follows:

                                                                 2006          2005
--------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $2,692,485    $2,067,539
--------------------------------------------------------------------------------------
Long-term capital gain                                         5,346,191     1,546,683
======================================================================================
  Total distributions                                         $8,038,676    $3,614,222
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2006, the components of net assets on a tax basis were as follows:

                                                                    2006
----------------------------------------------------------------------------
Undistributed ordinary income                                   $ 11,618,646
----------------------------------------------------------------------------
Undistributed long-term gain                                      19,727,411
----------------------------------------------------------------------------
Unrealized appreciation-investments                               38,137,006
----------------------------------------------------------------------------
Temporary book/tax differences                                       (10,423)
----------------------------------------------------------------------------
Post-October Currency loss deferral                                  (17,156)
----------------------------------------------------------------------------
Shares of beneficial interest                                    123,472,726
============================================================================
  Total net assets                                              $192,928,210
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the recognition of income for tax purposes on certain passive foreign investment companies. The tax-basis net unrealized appreciation on investments amount includes appreciation on foreign currencies of $7,388.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of December 31, 2006.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2006 was $156,136,193 and $108,211,471, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities     $    38,269,615
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities          (139,997)
===============================================================================
Net unrealized appreciation of investment securities           $    38,129,618
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $153,554,889.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment companies, on December 31, 2006, undistributed net investment income was increased by $740,658 and undistributed net realized gain was decreased by $740,658. This reclassification had no effect on the net assets of the Fund.

AIM V.I. Global Real Estate Fund

NOTE 10--SHARE INFORMATION


                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                       2006(a)                         2005
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     3,140,879    $ 79,652,136     2,014,083    $ 39,818,911
----------------------------------------------------------------------------------------------------------------------
  Series II                                                        9,339         226,643         2,307          48,084
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       286,030       8,025,998       171,210       3,612,532
----------------------------------------------------------------------------------------------------------------------
  Series II                                                          454          12,678            81           1,690
======================================================================================================================
Reacquired:
  Series I                                                    (1,471,561)    (36,351,890)   (1,587,102)    (30,720,021)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                       (1,862)        (50,600)         (172)         (3,537)
======================================================================================================================
                                                               1,963,279    $ 51,514,965       600,407    $ 12,757,659
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are five entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 66% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and intends for the Fund to adopt FIN 48 provisions during the fiscal year ended December 31, 2007.

AIM V.I. Global Real Estate Fund


NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     SERIES I
                                                              -------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------
                                                                2006          2005       2004       2003       2002
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  21.06       $ 19.13    $ 14.34    $ 10.49    $  9.97
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.33(a)       0.38(a)    0.32(a)    0.20       0.14
---------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          8.61          2.34       4.92       3.87       0.50
=====================================================================================================================
    Total from investment operations                              8.94          2.72       5.24       4.07       0.64
=====================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.28)        (0.22)     (0.14)     (0.22)     (0.12)
---------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.98)        (0.57)     (0.31)         -          -
=====================================================================================================================
    Total distributions                                          (1.26)        (0.79)     (0.45)     (0.22)     (0.12)
=====================================================================================================================
Net asset value, end of period                                $  28.74       $ 21.06    $ 19.13    $ 14.34    $ 10.49
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                  42.60%        14.24%     36.58%     38.82%      6.37%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $192,617       $99,977    $79,391    $26,087    $12,869
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.15%(c)      1.21%      1.31%      1.35%      1.36%
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.30%(c)      1.36%      1.42%      1.62%      1.89%
=====================================================================================================================
Ratio of net investment income to average net assets              1.32%(c)      1.91%      1.96%      3.02%      4.53%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                             84%           51%        34%       126%       191%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $132,635,257.

AIM V.I. Global Real Estate Fund

                                                                            SERIES II
                                                              --------------------------------------
                                                                                      APRIL 30, 2004
                                                                   YEAR ENDED          (DATE SALES
                                                                  DECEMBER 31,        COMMENCED) TO
                                                              --------------------     DECEMBER 31,
                                                               2006          2005          2004
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 20.98       $19.12       $ 13.96
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.27(a)      0.34(a)       0.20(a)
----------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         8.58         2.31          5.41
====================================================================================================
    Total from investment operations                             8.85         2.65          5.61
====================================================================================================
Less distributions:
  Dividends from net investment income                          (0.28)       (0.22)        (0.14)
----------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.98)       (0.57)        (0.31)
====================================================================================================
    Total distributions                                         (1.26)       (0.79)        (0.45)
====================================================================================================
Net asset value, end of period                                $ 28.57       $20.98       $ 19.12
____________________________________________________________________________________________________
====================================================================================================
Total return(b)                                                 42.30%       13.85%        40.23%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $   311       $   62       $    14
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.40%(c)     1.45%         1.45%(d)
----------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.55%(c)     1.61%         1.66%(d)
====================================================================================================
Ratio of net investment income to average net assets             1.07%(c)     1.67%         1.82%(d)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate(e)                                         84%          51%           34%
____________________________________________________________________________________________________
====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $181,163.
(d)  Annualized
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

AIM V.I. Global Real Estate Fund

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing; and

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. Global Real Estate Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Global Real Estate Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Global Real Estate Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 14, 2007
Houston, Texas

AIM V.I. Global Real Estate Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2006:

     FEDERAL AND STATE INCOME TAX


       Long-Term Capital Gain Dividends               $5,346,191
       Corporate Dividends Received Deduction*                 0%


     * The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

AIM V.I. Global Real Estate Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993           Director and Chairman, A I M Management    None
   Trustee and Vice Chair                         Group Inc. (financial services holding
                                                  company); Director and Vice Chairman,
                                                  AMVESCAP PLC; Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm) and
                                                  Trustee and Vice Chair of The AIM Family
                                                  of Funds--Registered Trademark--

                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer);
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and President
                                                  and Principal Executive Officer of The
                                                  AIM Family of Funds--Registered
                                                  Trademark--
-------------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954     2006           Director, Chief Executive Officer and      None
   Trustee, President and                         President, A I M Management Group Inc.,
   Principal                                      AIM Mutual Fund Dealer Inc. (registered
   Executive Officer                              broker dealer), AIM Funds Management
                                                  Inc. (registered investment advisor) and
                                                  1371 Preferred Inc. (holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc., INVESCO Funds Group, Inc.
                                                  (registered investment advisor and
                                                  register transfer agent) and AIM GP
                                                  Canada Inc. (general partner for a
                                                  limited partnership); Director, A I M
                                                  Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Director and
                                                  Chairman, AIM Investment Services, Inc.,
                                                  Fund Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); Director, President and
                                                  Chairman, AVZ Callco Inc. (holding
                                                  company); AMVESCAP Inc. (holding
                                                  company) and AIM Canada Holdings Inc.
                                                  (holding company); Director and Chief
                                                  Executive Officer, AIM Trimark Corporate
                                                  Class Inc. (formerly AIM Trimark Global
                                                  Fund Inc.) (corporate mutual fund
                                                  company) and AIM Trimark Canada Fund
                                                  Inc. (corporate mutual fund company);
                                                  Trustee, President and Principal
                                                  Executive Officer of The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); Trustee and
                                                  Executive Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); and Manager,
                                                  Powershares Capital Management LLC

                                                  Formerly: President and Principal
                                                  Executive Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); Chairman, AIM
                                                  Canada Holdings, Inc.; Executive Vice
                                                  President and Chief Operations Officer,
                                                  AIM Funds Management Inc.; President,
                                                  AIM Trimark Global Fund Inc. and AIM
                                                  Trimark Canada Fund Inc.; and Director,
                                                  Trimark Trust (federally regulated
                                                  Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company
                                                  Formerly: Partner, law firm of Baker &     (2 portfolios))
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Founder, Green, Manning & Bunch Ltd.,      None
   Trustee                                        (investment banking firm); and Director,
                                                  Policy Studies, Inc. and Van Gilder
                                                  Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation (property casualty company)

                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and Director of various
                                                  affiliated Volvo companies; and
                                                  Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund
                                                  company); and Owner, Dos Angelos Ranch,    (non-profit)
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)

-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company
                                                                                             (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    Director, Mainstay VP Series
   Trustee                                        Formerly: Partner, Deloitte & Touche       Funds, Inc. (21 portfolios)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. Global Real Estate Fund


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER     PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIP(S)
TRUST                              SINCE          DURING PAST 5 YEARS                       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Senior Vice President and Senior Officer  N/A
   Senior Vice President and                      of The AIM Family of Funds--Registered
   Senior Officer                                 Trademark--
                                                  Formerly: Director of Compliance and
                                                  Assistant General Counsel, ICON
                                                  Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962            2006           Director, Senior Vice President,          N/A
   Senior Vice President, Chief                   Secretary and General Counsel, A I M
   Legal Officer and Secretary                    Management Group Inc. and A I M
                                                  Advisors, Inc.; Director, Vice President
                                                  and Secretary, INVESCO Distributors,
                                                  Inc.; Vice President and Secretary,
                                                  A I M Capital Management, Inc., AIM
                                                  Investment Services, Inc., and Fund
                                                  Management Company; Senior Vice
                                                  President and Secretary, A I M
                                                  Distributors, Inc.; Director and Vice
                                                  President, INVESCO Funds Group Inc.;
                                                  Senior Vice President, Chief Legal
                                                  Officer and Secretary of The AIM Family
                                                  of Funds--Registered Trademark--; and
                                                  Manager, Powershares Capital Management
                                                  LLC

                                                  Formerly: Chief Operating Officer,
                                                  Senior Vice President, General Counsel,
                                                  and Secretary, Liberty Ridge Capital,
                                                  Inc. (an investment adviser); Vice
                                                  President and Secretary, PBHG Funds (an
                                                  investment company); Vice President and
                                                  Secretary, PBHG Insurance Series Fund
                                                  (an investment company); General Counsel
                                                  and Secretary, Pilgrim Baxter Value
                                                  Investors (an investment adviser); Chief
                                                  Operating Officer, General Counsel and
                                                  Secretary, Old Mutual Investment
                                                  Partners (a broker-dealer); General
                                                  Counsel and Secretary, Old Mutual Fund
                                                  Services (an administrator); General
                                                  Counsel and Secretary, Old Mutual
                                                  Shareholder Services (a shareholder
                                                  servicing center); Executive Vice
                                                  President, General Counsel and
                                                  Secretary, Old Mutual Capital, Inc. (an
                                                  investment adviser); and Vice President
                                                  and Secretary, Old Mutual Advisors Funds
                                                  (an investment company)
------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Global Compliance Director, AMVESCAP      N/A
   Vice President                                 PLC; and Vice President of The AIM
                                                  Family of Funds--Registered Trademark--

                                                  Formerly: Senior Vice President, A I M
                                                  Management Group Inc. (financial
                                                  services holding company); Senior Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Advisors, Inc. and The AIM Family
                                                  of Funds--Registered Trademark--; Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Vice President, AIM
                                                  Investment Services, Inc. and Fund
                                                  Management Company; Senior Vice
                                                  President and Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; and Senior Vice President
                                                  and Compliance Director, Delaware
                                                  Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Senior Vice President and General
   Vice President                                 Counsel, AMVESCAP PLC; Director, INVESCO
                                                  Funds Group, Inc.; and Vice President of
                                                  The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Director, Vice President and    N/A
                                                  General Counsel, Fund Management
                                                  Company; Director, Senior Vice
                                                  President, Secretary and General
                                                  Counsel, A I M Management Group Inc. and
                                                  A I M Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Senior Vice President, A I M
                                                  Distributors, Inc.; Vice President,
                                                  A I M Capital Management, Inc. and AIM
                                                  Investment Services, Inc.; Senior Vice
                                                  President, Chief Legal Officer and
                                                  Secretary of The AIM Family of
                                                  Funds--Registered Trademark--; Chief
                                                  Executive Officer and President, INVESCO
                                                  Funds Group, Inc.; and Senior Vice
                                                  President, and General Counsel, Liberty
                                                  Financial Companies, Inc. and Senior
                                                  Vice President and General Counsel
                                                  Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M  N/A
   Vice President, Principal                      Advisors, Inc.; and Vice President,
   Financial Officer and                          Treasurer and Principal Officer of The
   Treasurer                                      AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief           N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc. and Vice President
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, Senior Vice
                                                  President and Senior Investment Officer,
                                                  A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing     N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc. and The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); and
                                                  President and Principal Executive
                                                  Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust Only)
                                                  Formerly: Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only)
------------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967         2005           Anti-Money Laundering Compliance          N/A
   Anti-Money Laundering                          Officer, A I M Advisors, Inc., A I M
   Compliance Officer                             Capital Management, Inc., A I M
                                                  Distributors, Inc., AIM Investment
                                                  Services, Inc., AIM Private Asset
                                                  Management, Inc., Fund Management
                                                  Company and The AIM Family of
                                                  Funds--Registered Trademark--
                                                  Formerly: Manager of the Fraud
                                                  Prevention Department, AIM Investment
                                                  Services, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958        2006           Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                       Group Inc.; Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc.; and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company

                                                  Formerly: Global Head of Product
                                                  Development, AIG-Global Investment
                                                  Group, Inc.; Chief Compliance Officer
                                                  and Deputy General Counsel,
                                                  AIG-SunAmerica Asset Management; and
                                                  Chief Compliance Officer, Chief
                                                  Operating Officer and Deputy General
                                                  Counsel, American General Investment
                                                  Management
------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS                 SUB-ADVISOR
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers   INVESCO
Suite 100                     11 Greenway Plaza        Inc.                     LLP                      Institutional
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street    (NA), Inc.
                              Houston, TX 77046-1173   Suite 100                Suite 2900               INVESCO
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678   Alternatives
                                                                                                         Group
                                                                                                         Division
                                                                                                         Three
                                                                                                         Galleria
                                                                                                         Tower,
                                                                                                         Suite
                                                                                                         500
                                                                                                         13155
                                                                                                         Noel
                                                                                                         Road
                                                                                                         Dallas,
                                                                                                         TX
                                                                                                         75240-5042

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            225 Franklin Street
Floor                         1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
Philadelphia, PA 19103-7599   Americas
                              New York, NY 10036-2714

      Fixed Income                                                                          AIM V.I. GOVERNMENT SECURITIES FUND

      Intermediate-Term Taxable

      Investment Grade                                                        Annual Report to Shareholders - December 31, 2006

The Fund provides a complete list of its
holdings four times in each fiscal year, at
the quarter-ends. For the second and fourth
quarters, the lists appear in the Fund's
semiannual and annual reports to shareholders.
For the first and third quarters, the Fund
files the lists with the Securities and
Exchange Commission (SEC) on Form N-Q. The
Fund's Form N-Q filings are available on the
SEC Web site, sec.gov. Copies of the Fund's                                     [COVER GLOBE IMAGE]
Forms N-Q may be reviewed and copied at the
SEC Public Reference Room in Washington,
D.C.You can obtain information on the
operation of the Public Reference Room,
including information about duplicating fee
charges, by calling 202-942-8090 or
800-732-0330, or by electronic request at the
following E-mail address: publicinfo@sec.gov.
The SEC file numbers for the Fund are
811-07452 and 033-57340. The Fund's most
recent portfolio holdings, as filed on Form
N-Q, have also been made available to
insurance companies issuing variable annuity
contracts and variable life insurance policies
("variable products") that invest in the Fund.

A description of the policies and procedures
that the Fund uses to determine how to vote
proxies relating to portfolio securities is
available without charge, upon request, from
our Client Services department at 800-410-4246                                     AIM V.I. GOVERNMENT SECURITIES FUND seeks to
or on the AIM Web site, AIMinvestments.com. On                                achieve a high level of current income consistent
the home page, scroll down and click on AIM                                  with a reasonable concern for safety of principal.
Funds Proxy Policy. The information is also
available on the SEC Web site, sec.gov.

Information regarding how the Fund voted
proxies related to its portfolio securities
during the 12 months ended June 30, 2006, is
available at our Web site. Go to
AIMinvestments.com, access the About Us tab,                       UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT
click on Required Notices and then click on                       IS AS OF DECEMBER 31, 2006, AND IS BASED ON TOTAL NET ASSETS.
Proxy Voting Activity. Next, select the Fund
from the drop-down menu. The information is
also available on the SEC Web site, sec.gov.

                                                      =========================================================================
                                                      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
                                                      PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE
      [AIM INVESTMENTS LOGO]                          INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ
     - Registered Trademark  -                        EACH CAREFULLY BEFORE INVESTING.
                                                      =========================================================================

                                                                NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                               AIM V.I. GOVERNMENT SECURITIES FUND
=======================================================================================

PERFORMANCE SUMMARY                                                                       much principal risk we take relative to
                                                                                          our benchmark.
For the fiscal year ended December 31, 2006, AIM V.I. Government Securities Fund,
excluding sales charges, underperformed the Fund's broad market and style-specific          After our top-down strategic decisions,
indexes. In this environment of tightening monetary policy, our duration structure and    we identify securities we believe are
cash management techniques were major detractors from Fund's performance relative to      undervalued given the prevailing market
its broad market and style-specific indexes.                                              environment or potential future
                                                                                          developments.
      Your Fund's long-term performance appears on pages 4-5.
                                                                                            Instances in which we sell a security
FUND VS. INDEXES                                                                          include, but are not limited to, when:

TOTAL RETURNS, 12/31/05-12/31/06, EXCLUDING VARIABLE PRODUCT ISSUER CHARGES. IF           - A change in the economic or market
VARIABLE PRODUCT ISSUER CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.                    outlook indicates assets should be
                                                                                          reallocated.
Series I Shares                                                                 3.55%
Series II Shares                                                                3.28      - A mortgage security is prepaying faster
Lehman Brothers U.S. Aggregate Bond Index (Broad Market Index)                  4.33      or slower than we would like.
Lehman Brothers Intermediate U.S. Government and Mortgage Index
(Style-Specific Index)                                                          4.59      - A security is likely to be called, and
Lipper Intermediate U.S. Government Funds Index (Peer Group Index)              3.71      we prefer to own one with a longer
                                                                                          maturity date.
SOURCE: A I M MANAGEMENT GROUP INC., LEHMAN BROTHERS INC. AND LIPPER INC.
                                                                                          - A security has become fully valued.
=======================================================================================
                                                                                          Market conditions and your Fund
HOW WE INVEST
                                                                                          The U.S. economy continued to show clear
We seek to enhance returns by taking         direction of interest rates. We develop a    signs of deceleration in the pace of its
calculated risks in sector allocation,       short-term strategic outlook and look to     expansion by the end of 2006. Growth in
duration management and security selection   take advantage of tactical opportunities     real gross domestic product (GDP) slipped
to take advantage of prevailing market       when they arise. This strategic outlook      to a 2.0% annual rate in the third
conditions and future developments.          helps determine the Fund's allocation        quarter, down from a 2.6% pace in the
Duration is a measure of a debt security's   strategy among the three sectors             second quarter and from a surprisingly
sensitivity to interest rate changes,        represented in our style-specific            strong 5.6% in the first quarter. The
expressed in terms of years. Longer          benchmark -- U.S. Treasuries, U.S. agency    slowdown was mostly attributable to
durations usually are more sensitive to      bonds and U.S. agency mortgage backed        softening in the residential construction
interest rate movements.                     securities (MBS) -- and where we position    market. However, deceleration in
                                             the Fund's duration within a band of plus    homebuilding had not yet noticeably
      We begin by assessing the overall      or minus 1.50 years around our benchmark's   impacted the other sectors of the economy,
economic environment and its impact on the   duration. This duration band places limits   as consumer spending and business
level and                                    on how                                       investment remained solid.

=======================================================================================
PORTFOLIO COMPOSITION                        TOP FIXED INCOME ISSUERS*                      On December 12, 2006, the U.S. Federal
---------------------------------------------------------------------------------------   Reserve Board (the Fed) decided to keep
By sector, based on total investments         1. Federal National Mortgage                the target federal funds rate at 5.25%.
Mortgage U.S. Agency Obligations     65.3%       Association (FNMA)               50.7%   This was the fourth consecutive rate pause
Non-Mortgage U.S. Agency Obligations 25.5     2. Federal Home Loan                        after 17 consecutive rate increases. While
Money Market Funds                    8.3        Mortgage Corp. (FHLMC)           33.1    this pause refreshed the financial
U.S. Treasury Obligations             0.6     3. Government National                      markets, members of the Fed reiterated
Foreign Sovereign Bonds               0.3        Mortgage Association (GNMA)      11.6    that some inflation risks persist and that
                                              4. Federal Home Loan Bank (FHLB)     9.1    future target interest rate actions would
Total Net Assets          $923.62 million     5. Federal Farm Credit Bank          7.2    continue to depend on incoming economic
                                              6. Tennessee Valley Authority        1.2    data.
Total Number of Holdings*             738     7. Federal Agricultural Mortgage
                                                 Corp.                             1.1      The U.S. Treasury yield curve, which
                                              8. U.S. Treasury Securities          0.8    represents the yields of Treasury
                                              9. Israel Government AID Bond               securities with different maturities, was
                                                 (Israel)                          0.4    inverted for much of 2006 as the Fed
                                             10. Private Export Funding Corp.      0.3    raised short rates through June. That
                                                                                          meant that shorter term Treasuries were
                                                                                          generally yielding more than longer term
                                                                                          Treasuries, a reversal of the norm. The
                                                                                          two- to 10-year spread was inverted by 11
                                                                                          basis points on December 29, 2006.

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
====================================================================================================================================

                                                                                          AIM V.I. GOVERNMENT SECURITIES FUND

      In 2006, the bond market was           were among the top performing securities                Scot W. Johnson
characterized by low volatility. The         in the MBS market therefore an emphasis on              Chartered Financial Analyst,
Lehman Brothers U.S. Aggregate Bond Index,   the higher-coupon pools slightly detracted    [JOHNSON  senior portfolio manager, is
a measure of the investment-grade bond       from performance.                               PHOTO]  lead manager of AIM V.I.
market performance, delivered a total                                                                Government Securities Fund.
return of 4.33% for the year. Over the             The Fund's assets were diversified     Mr. Johnson joined AIM in 1994. He earned
same period, MBS generated the highest       across different types of MBS issuers such   both a B.A. in economics and an M.B.A. in
total return, 5.22%, relative to other       as the Government National Mortgage          finance from Vanderbilt University.
investment-grade bond segments as measured   Association (GNMA), the Federal Home Loan
by the Lehman Brothers Mortgage Backed       Mortgage Corporation (FHLMC) and Federal                Clint W. Dudley
Securities Index. This was primarily due     National Mortgage Association (FNMA). The               Chartered Financial Analyst,
to strong demand from foreign investors.     pools issued by FNMA outperformed             [DUDLEY   portfolio manager, is manager
                                             mortgages issued by GNMA and FHLMC.             PHOTO]  of AIM V.I. Government
      The vast majority of the Fund's        Investing about 50% of the Fund's assets                Securities Fund. Mr. Dudley
holdings were MBS, although the Fund can     in securities issued by FNMA helped          joined AIM in 1998. He earned both a
own all forms of government securities. We   performance.                                 B.B.A. and an M.B.A. from Baylor
prefer the higher yields and potential                                                    University.
returns of MBS over U.S. Treasury                  Throughout the year, we used
securities, as we believe that over longer   mortgage dollar roll transactions to take    Assisted by the Taxable Investment Grade
periods the greater yields may result in     advantage of opportunities in the mortgage   Bond Team
higher income and total return for our       market and to enhance current income. In
shareholders. Considering the MBS market     mortgage dollar roll transactions, we sell
delivered excellent performance for the      a mortgage-backed security and
year, the Fund's large weight in mortgages   simultaneously agree to later repurchase a
had a positive effect on relative            substantially similar mortgage-backed
performance.                                 security with the same interest rate and
                                             maturity date. While giving up the right
      Throughout the year, the Fund's        to receive interest and principal payments
duration was kept at levels below that of    on the security we sold, the Fund may
its style-specific benchmark, reflecting     benefit from the interest earned on
our belief that the Fed would hike           investing the proceeds of the sale.
interest rates to slow the economic          However, the Fund may lose money if these
growth. However, at the August meeting       types of securities decline in value, due
monetary policymakers decided to pause       to market conditions or prepayments of the
with its interest rate tightening            underlying mortgages. During the first
campaign. Although during the first and      half of the year, rising interest rates
fourth quarters the Fund's short duration    and inflationary pressure in the economy
structure benefited performance, our         caused some dollar roll holdings of the
relatively more aggressive duration          Fund to decline in value, which slightly
underweight had a negative impact on         hindered the Fund's performance.
returns.
                                             IN CLOSING
      We began to implement a new strategy
of using derivatives in 2006--               We thank you for your investment in AIM
specifically U.S. Treasury futures--to       V.I. Government Securities Fund.
gain exposure to the U.S. Treasury market
for purposes of managing the Fund's          THE VIEWS AND OPINIONS EXPRESSED IN
duration. U.S. Treasury futures offer a      MANAGEMENT'S DISCUSSION OF FUND
variety of standardized contracts, are       PERFORMANCE ARE THOSE OF A I M ADVISORS,
exchange traded and provide a high level     INC. THESE VIEWS AND OPINIONS ARE SUBJECT
of liquidity. This strategy offers us the    TO CHANGE AT ANY TIME BASED ON FACTORS
opportunity to employ the Fund's cash more   SUCH AS MARKET AND ECONOMIC CONDITIONS.
effectively, compared to buying actual       THESE VIEWS AND OPINIONS MAY NOT BE RELIED
bonds. During the year we used two-and       UPON AS INVESTMENT ADVICE OR
five-year U.S. Treasury Note futures for     RECOMMENDATIONS, OR AS AN OFFER FOR A
purposes of maintaining a relatively         PARTICULAR SECURITY. THE INFORMATION IS
shorter duration as we viewed the yields     NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF
on the 10-year U.S. Treasuries to be in      ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR
the lower range.                             THE FUND. STATEMENTS OF FACT ARE FROM
                                             SOURCES CONSIDERED RELIABLE, BUT A I M
      Within the MBS market, we focused on   ADVISORS, INC. MAKES NO REPRESENTATION OR
higher coupon securities with lower          WARRANTY AS TO THEIR COMPLETENESS OR
duration mortgage pools in order to          ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE
maximize yield. However, lower-coupon        IS NO GUARANTEE OF FUTURE RESULTS, THESE     FOR A DISCUSSION OF THE RISKS OF INVESTING
conventional 30-year mortgages               INSIGHTS MAY HELP YOU UNDERSTAND OUR         IN YOUR FUND, INDEXES USED IN THIS REPORT
                                             INVESTMENT MANAGEMENT PHILOSOPHY.            AND YOUR FUND'S LONG-TERM PERFORMANCE,
                                                                                          PLEASE SEE PAGES 4-5.

                                                                                          AIM V.I. GOVERNMENT SECURITIES FUND

YOUR FUND'S LONG-TERM PERFORMANCE
==========================================
AVERAGE ANNUAL TOTAL RETURNS                 SHARES SINCE THEIR INCEPTION AND THE         VARIABLE INSURANCE FUNDS, IS CURRENTLY
------------------------------------------   RESTATED HISTORICAL PERFORMANCE OF SERIES    OFFERED THROUGH INSURANCE COMPANIES
As of 12/31/06                               I SHARES (FOR PERIODS PRIOR TO INCEPTION     ISSUING VARIABLE PRODUCTS. YOU CANNOT
                                             OF SERIES II SHARES) ADJUSTED TO REFLECT     PURCHASE SHARES OF THE FUND DIRECTLY.
SERIES I SHARES                              THE RULE 12b-1 FEES APPLICABLE TO SERIES     PERFORMANCE FIGURES GIVEN REPRESENT THE
Inception (5/5/93)                   4.81%   II SHARES. THE PERFORMANCE OF THE FUND'S     FUND AND ARE NOT INTENDED TO REFLECT
10 Years                             4.89    SERIES I AND SERIES II SHARE CLASSES WILL    ACTUAL VARIABLE PRODUCT VALUES. THEY DO
 5 Years                             3.64    DIFFER PRIMARILY DUE TO DIFFERENT CLASS      NOT REFLECT SALES CHARGES, EXPENSES AND
 1 Year                              3.55    EXPENSES.                                    FEES ASSESSED IN CONNECTION WITH A
                                                                                          VARIABLE PRODUCT. SALES CHARGES, EXPENSES
SERIES II SHARES                                   THE PERFORMANCE DATA QUOTED REPRESENT  AND FEES, WHICH ARE DETERMINED BY THE
10 Years                             4.62%   PAST PERFORMANCE AND CANNOT GUARANTEE        VARIABLE PRODUCT ISSUERS, WILL VARY AND
 5 Years                             3.38    COMPARABLE FUTURE RESULTS; CURRENT           WILL LOWER THE TOTAL RETURN.
 1 Year                              3.28    PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE
==========================================   CONTACT YOUR VARIABLE PRODUCT ISSUER OR            PER NASD REQUIREMENTS, THE MOST
                                             FINANCIAL ADVISOR FOR THE MOST RECENT        RECENT MONTH-END PERFORMANCE DATA AT THE
==========================================   MONTH-END VARIABLE PRODUCT PERFORMANCE.      FUND LEVEL, EXCLUDING VARIABLE PRODUCT
CUMULATIVE TOTAL RETURNS                     PERFORMANCE FIGURES REFLECT FUND EXPENSES,   CHARGES, IS AVAILABLE ON THIS AIM
                                             REINVESTED DISTRIBUTIONS AND CHANGES IN      AUTOMATED INFORMATION LINE, 866-702-4402.
6 months ended 12/31/06                      NET ASSET VALUE. INVESTMENT RETURN AND       AS MENTIONED ABOVE, FOR THE MOST RECENT
                                             PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU   MONTH-END PERFORMANCE INCLUDING VARIABLE
Series I Shares                      3.64%   MAY HAVE A GAIN OR LOSS WHEN YOU SELL        PRODUCT CHARGES, PLEASE CONTACT YOUR
Series II Shares                     3.45    SHARES.                                      VARIABLE PRODUCT ISSUER OR FINANCIAL
==========================================                                                ADVISOR.

SERIES II SHARES' INCEPTION DATE IS                AIM V.I. GOVERNMENT SECURITIES
SEPTEMBER 19, 2001. RETURNS SINCE THAT        FUND, A SERIES PORTFOLIO OF AIM
DATE ARE HISTORICAL. ALL OTHER RETURNS ARE
THE BLENDED RETURNS OF THE HISTORICAL
PERFORMANCE OF SERIES II

====================================================================================================================================

PRINCIPAL RISKS OF INVESTING IN THE FUND           The Fund can invest in U.S.            ABOUT INDEXES USED IN THIS REPORT
                                             government agency mortgage-backed
To the extent the Fund holds cash or cash    securities. The Fund may purchase such       The unmanaged LEHMAN BROTHERS U.S.
equivalents rather than equity securities    securities at a premium, which means that    AGGREGATE BOND INDEX (the Lehman
for risk management purposes, the Fund may   a faster-than-expected principal             Aggregate), which represents the U.S.
not achieve its investment objective.        prepayment rate will reduce both the         investment-grade fixed-rate bond market
                                             market value of and income from such         (including government and corporate
      If the seller of a repurchase          securities.                                  securities, mortgage pass-through
agreement in which the Fund invests                                                       securities and asset-backed securities),
defaults on its obligation or declares             Foreign securities have additional     is compiled by Lehman Brothers, a global
bankruptcy, the Fund may experience delays   risks, including exchange rate changes,      investment bank.
in selling the securities underlying the     political and economic upheaval, the
repurchase agreement.                        relative lack of information about these           The unmanaged LEHMAN BROTHERS
                                             companies, relatively low market liquidity   INTERMEDIATE U.S. GOVERNMENT AND MORTGAGE
      There is no guarantee that the         and the potential lack of strict financial   INDEX is a market-weighted combination of
investment techniques and risk analyses      and accounting controls and standards.       the unmanaged Lehman Brothers Intermediate
used by the Fund's portfolio managers will                                                U.S. Government Bond Index and the
produce the desired results.                       Investing in emerging markets          unmanaged Lehman Brothers Mortgage Backed
                                             involves greater risk than investing in      Securities Fixed Rate Index. It includes
      Debt securities are particularly       more established markets. The risks          securities in the intermediate maturity
vulnerable to credit risk and interest       include the relatively smaller size and      range of the U.S. Government Index that
rate fluctuations.                           lesser liquidity of these markets, high      must have between one year and 10 years to
                                             inflation rates, adverse political           final maturity, regardless of call
      Some securities purchased by the       developments and lack of timely              features, and fixed-rate mortgage-backed
Fund are not guaranteed by the U.S.          information.                                 securities
government. The agencies or
instrumentalities issuing such securities
may default or otherwise be unable to
honor a financial obligation.

                                                                                          Continued on page 5

                                                                                          AIM V.I. GOVERNMENT SECURITIES FUND

Past performance cannot guarantee            value of an investment, is constructed
comparable future results.                   with each segment representing a percent
                                             change in the value of the investment. In
      This chart, which is a logarithmic     this chart, each segment represents a
 chart, presents the fluctuations in the     doubling, or 100% change, in the value of
value of the Fund and its indexes. We        the investment. In other words, the space
believe that a logarithmic chart is more     between $5,000 and $10,000 is the same
effective than other types of charts in      size as the space between $10,000 and
illustrating changes in value during the     $20,000.
early years shown in the chart. The
vertical axis, the one that indicates the
dollar

====================================================================================================================================

Continued from page 4

collateralized by 15-year, 30-year and       The Lipper VUF General U.S. Government       net asset values calculated for
balloon mortgages issued by GNMA, FHLMC or   Funds Index, recently published by Lipper    shareholder transactions. Generally
FNMA.                                        Inc., comprises the largest underlying       accepted accounting principles require
                                             funds in each variable insurance category    adjustments to be made to the net assets
     LEHMAN BROTHERS U.S. MORTGAGE BACKED    and does not include mortality and expense   of the Fund at period end for financial
SECURITIES INDEX covers the fixed-rate       fees.                                        reporting purposes, and as such, the net
agency mortgage-backed pass-through                                                       asset values for shareholder transactions
securities of Ginnie Mae (GNMA), Fannie            The Fund is not managed to track the   and the returns based on those net asset
Mae (FNMA) and Freddie Mac (FHLMC).          performance of any particular index,         values may differ from the net asset
                                             including the indexes defined here, and      values and returns reported in the
      THE LIPPER INTERMEDIATE U.S.           consequently, the performance of the Fund    Financial Highlights. Additionally, the
GOVERNMENT FUNDS INDEX represents an         may deviate significantly from the           returns and net asset values shown
average of the 10 largest intermediate-term  performance of the index.                    throughout this report are at the Fund
U.S. government bond funds tracked by                                                     level only and do not include variable
Lipper Inc., an independent mutual fund            A direct investment cannot be made     product issuer charges. If such charges
performance monitor.                         in an index. Unless otherwise indicated,     were included, the total returns would be
                                             index results include reinvested dividends,  lower.
      In conjunction with the annual         and they do not reflect sales charges.
prospectus update on or about May 1, 2007,   Performance of an index of funds reflects         The Chartered Financial Analyst
the AIM V.I. Government Securities Fund      fund expenses; performance of a market       --Registered Trademark-- (CFA --Registered
prospectus will be amended to reflect that   index does not.                              Trademark--) designation is a globally
the Fund has elected to use the Lipper                                                    recognized standard for measuring the
Variable Underlying Funds (VUF) General      OTHER INFORMATION                            competence and integrity of investment
U.S. Government Funds Index as its                                                        professionals.
peer group rather than the Lipper            The returns shown in the management's
Intermediate U.S. Government Funds Index.    discussion of Fund performance are based
                                             on

===================================================================================================================================
                                                         [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Index data from 4/30/93, Fund data from 5/5/93

           AIM V.I. GOVERNMENT SECURITIES FUND                                                  LIPPER INTERMEDIATE U.S. GOVERNMENT
  DATE        -SERIES I SHARES                    LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX                 FUNDS INDEX
-----------------------------------------------------------------------------------------------------------------------------------
4/30/93                                                           $ 10000                                     $  10000
   5/93                $   9990                                     10013                                         9991
   6/93                   10150                                     10194                                        10154
   7/93                   10180                                     10252                                        10194
   8/93                   10330                                     10432                                        10352
   9/93                   10363                                     10460                                        10394
  10/93                   10393                                     10499                                        10414
  11/93                   10312                                     10410                                        10341
  12/93                   10355                                     10466                                        10383
   1/94                   10479                                     10608                                        10499
   2/94                   10274                                     10423                                        10317
   3/94                   10064                                     10166                                        10113
   4/94                    9940                                     10085                                        10015
   5/94                    9950                                     10084                                         9999
   6/94                    9923                                     10062                                         9980
   7/94                   10070                                     10261                                        10116
   8/94                   10080                                     10274                                        10134
   9/94                    9969                                     10123                                        10017
  10/94                    9948                                     10114                                        10007
  11/94                    9916                                     10091                                         9959
  12/94                    9970                                     10161                                         9998
   1/95                   10120                                     10362                                        10167
   2/95                   10325                                     10609                                        10374
   3/95                   10367                                     10674                                        10440
   4/95                   10487                                     10823                                        10561
   5/95                   10858                                     11242                                        10900
   6/95                   10935                                     11324                                        10963
   7/95                   10869                                     11299                                        10939
   8/95                   10990                                     11435                                        11050
   9/95                   11077                                     11546                                        11141
  10/95                   11219                                     11696                                        11272
  11/95                   11383                                     11872                                        11423
  12/95                   11520                                     12038                                        11554
   1/96                   11599                                     12118                                        11632
   2/96                   11373                                     11908                                        11447
   3/96                   11293                                     11825                                        11368
   4/96                   11226                                     11758                                        11304
   5/96                   11181                                     11735                                        11279
   6/96                   11317                                     11892                                        11407
   7/96                   11351                                     11925                                        11432
   8/96                   11328                                     11905                                        11418
   9/96                   11498                                     12112                                        11596
  10/96                   11713                                     12380                                        11823
  11/96                   11883                                     12592                                        12007
  12/96                   11784                                     12475                                        11904
   1/97                   11820                                     12514                                        11937
   2/97                   11832                                     12545                                        11956
   3/97                   11736                                     12406                                        11843
   4/97                   11891                                     12591                                        12003
   5/97                   11974                                     12710                                        12100
   6/97                   12094                                     12861                                        12229
   7/97                   12368                                     13208                                        12528
   8/97                   12273                                     13095                                        12424
   9/97                   12428                                     13289                                        12595
  10/97                   12571                                     13481                                        12762
  11/97                   12607                                     13543                                        12799
  12/97                   12744                                     13680                                        12918
   1/98                   12887                                     13855                                        13086
   2/98                   12876                                     13845                                        13062
   3/98                   12923                                     13893                                        13103
   4/98                   12983                                     13965                                        13159
   5/98                   13102                                     14098                                        13273
   6/98                   13210                                     14217                                        13383
   7/98                   13245                                     14247                                        13409
   8/98                   13460                                     14479                                        13657
   9/98                   13734                                     14818                                        13982
  10/98                   13663                                     14740                                        13903
  11/98                   13698                                     14824                                        13923
  12/98                   13729                                     14868                                        13974
   1/99                   13815                                     14974                                        14042
   2/99                   13544                                     14713                                        13779
   3/99                   13617                                     14794                                        13868
   4/99                   13654                                     14841                                        13905
   5/99                   13507                                     14711                                        13776
   6/99                   13446                                     14664                                        13731
   7/99                   13410                                     14602                                        13683
   8/99                   13410                                     14595                                        13669
   9/99                   13545                                     14764                                        13817
===================================================================================================================================
                                                                                                                SOURCE: LIPPER INC.

===================================================================================================================================
                                                         [MOUNTAIN CHART]
10/99                     13594                                     14818                                        13847
11/99                     13594                                     14817                                        13848
12/99                     13548                                     14746                                        13780
 1/00                     13496                                     14698                                        13737
 2/00                     13649                                     14875                                        13888
 3/00                     13789                                     15071                                        14065
 4/00                     13777                                     15028                                        14014
 5/00                     13789                                     15021                                        13999
 6/00                     14018                                     15334                                        14268
 7/00                     14095                                     15473                                        14378
 8/00                     14262                                     15697                                        14582
 9/00                     14376                                     15796                                        14681
10/00                     14465                                     15901                                        14785
11/00                     14682                                     16160                                        15027
12/00                     14920                                     16460                                        15319
 1/01                     15067                                     16729                                        15527
 2/01                     15188                                     16875                                        15682
 3/01                     15215                                     16960                                        15754
 4/01                     15148                                     16890                                        15662
 5/01                     15201                                     16991                                        15743
 6/01                     15241                                     17056                                        15792
 7/01                     15535                                     17437                                        16139
 8/01                     15656                                     17637                                        16309
 9/01                     15936                                     17842                                        16549
10/01                     16257                                     18215                                        16893
11/01                     16042                                     17964                                        16614
12/01                     15875                                     17850                                        16480
 1/02                     15985                                     17995                                        16592
 2/02                     16137                                     18169                                        16764
 3/02                     15916                                     17867                                        16459
 4/02                     16205                                     18213                                        16778
 5/02                     16302                                     18368                                        16928
 6/02                     16426                                     18527                                        17106
 7/02                     16674                                     18750                                        17374
 8/02                     16923                                     19067                                        17649
 9/02                     17266                                     19376                                        17963
10/02                     17170                                     19288                                        17882
11/02                     17060                                     19282                                        17768
12/02                     17399                                     19681                                        18127
 1/03                     17344                                     19698                                        18094
 2/03                     17526                                     19970                                        18332
 3/03                     17428                                     19955                                        18294
 4/03                     17511                                     20119                                        18375
 5/03                     17735                                     20495                                        18690
 6/03                     17679                                     20454                                        18636
 7/03                     17173                                     19766                                        18050
 8/03                     17159                                     19897                                        18114
 9/03                     17538                                     20424                                        18540
10/03                     17384                                     20234                                        18364
11/03                     17454                                     20282                                        18379
12/03                     17585                                     20489                                        18523
 1/04                     17685                                     20653                                        18636
 2/04                     17800                                     20877                                        18805
 3/04                     17871                                     21033                                        18931
 4/04                     17583                                     20486                                        18498
 5/04                     17511                                     20404                                        18424
 6/04                     17611                                     20519                                        18494
 7/04                     17711                                     20723                                        18643
 8/04                     17927                                     21118                                        18929
 9/04                     17927                                     21175                                        18944
10/04                     18013                                     21353                                        19058
11/04                     17956                                     21183                                        18920
12/04                     18033                                     21377                                        19050
 1/05                     18064                                     21512                                        19116
 2/05                     18004                                     21385                                        19013
 3/05                     17973                                     21275                                        18953
 4/05                     18108                                     21563                                        19181
 5/05                     18197                                     21796                                        19337
 6/05                     18243                                     21915                                        19416
 7/05                     18197                                     21715                                        19253
 8/05                     18286                                     21994                                        19476
 9/05                     18226                                     21767                                        19390
10/05                     18180                                     21595                                        19190
11/05                     18226                                     21690                                        19253
12/05                     18331                                     21897                                        19402
 1/06                     18362                                     21898                                        19412
 2/06                     18394                                     21971                                        19448
 3/06                     18302                                     21755                                        19309
 4/06                     18302                                     21716                                        19288
 5/06                     18302                                     21692                                        19284
 6/06                     18316                                     21738                                        19315
 7/06                     18501                                     22032                                        19531
 8/06                     18640                                     22370                                        19777
 9/06                     18748                                     22566                                        19926
10/06                     18857                                     22715                                        20032
11/06                     18964                                     22979                                        20229
12/06                     18990                                     22846                                        20121
===================================================================================================================================

CALCULATING YOUR ONGOING FUND EXPENSES                                                    AIM V.I. GOVERNMENT SECURITIES FUND

EXAMPLE                                      ACTUAL EXPENSES                              5% per year before expenses, which is not
                                                                                          the Fund's actual return. The Fund's
As a shareholder of the Fund, you incur      The table below provides information about   actual cumulative total returns at net
ongoing costs, including management fees;    actual account values and actual expenses.   asset value after expenses for the six
distribution and/or service (12b-1) fees;    You may use the information in this table,   months ended December 31, 2006, appear in
and other Fund expenses. This example is     together with the amount you invested, to    the table "Cumulative Total Returns" on
intended to help you understand your         estimate the expenses that you paid over     page 4.
ongoing costs (in dollars) of investing in   the period. Simply divide your account
the Fund and to compare these costs with     value by $1,000 (for example, an $8,600         The hypothetical account values and
ongoing costs of investing in other mutual   account value divided by $1,000 = 8.6),      expenses may not be used to estimate the
funds. The example is based on an            then multiply the result by the number in    actual ending account balance or expenses
investment of $1,000 invested at the         the table under the heading entitled         you paid for the period. You may use this
beginning of the period and held for the     "Actual Expenses Paid During Period" to      information to compare the ongoing costs
entire period July 1, 2006, through          estimate the expenses you paid on your       of investing in the Fund and other funds.
December 31, 2006.                           account during this period.                  To do so, compare this 5% hypothetical
                                                                                          example with the 5% hypothetical examples
   The actual and hypothetical expenses      HYPOTHETICAL EXAMPLE FOR COMPARISON          that appear in the shareholder reports of
in the examples below do not represent the   PURPOSES                                     the other funds.
effect of any fees or other expenses
assessed in connection with a variable       The table below also provides information       Please note that the expenses shown in
product; if they did, the expenses shown     about hypothetical account values and        the table are meant to highlight your
would be higher while the ending account     hypothetical expenses based on the Fund's    ongoing costs. Therefore, the hypothetical
values shown would be lower.                 actual expense ratio and an assumed rate     information is useful in comparing ongoing
                                             of return of                                 costs, and will not help you determine the
                                                                                          relative total costs of owning different
                                                                                          funds.

===================================================================================================================================

                                                                                    HYPOTHETICAL
                                                  ACTUAL                 (5% ANNUAL RETURN BEFORE EXPENSES)
                  BEGINNING            ENDING             EXPENSES           ENDING            EXPENSES         ANNUALIZED
  SHARE         ACCOUNT VALUE       ACCOUNT VALUE       PAID DURING       ACCOUNT VALUE       PAID DURING        EXPENSE
  CLASS           (7/1/06)          (12/31/06)(1)        PERIOD(2)          (12/31/06)         PERIOD(2)          RATIO
Series I        $    1,000.00       $    1,036.40       $      3.64       $    1,021.63       $      3.62          0.71%
Series II            1,000.00            1,034.50              4.92            1,020.37              4.89          0.96
===================================================================================================================================

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 4.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT                                                 AIM V.I. GOVERNMENT SECURITIES FUND

The Board of Trustees of AIM Variable        - The nature and extent of the advisory      should be made to the Fund and that it was
Insurance Funds (the "Board") oversees the   services to be provided by AIM. The Board    not necessary to change the Fund's
management of AIM V.I. Government            reviewed the services to be provided by      portfolio management team at this time.
Securities Fund (the "Fund") and, as         AIM under the Advisory Agreement. Based on   However, due to the Fund's
required by law, determines annually         such review, the Board concluded that the    under-performance, the Board also
whether to approve the continuance of the    range of services to be provided by AIM      concluded that it would be appropriate for
Fund's advisory agreement with A I M         under the Advisory Agreement was             the Board to continue to closely monitor
Advisors, Inc. ("AIM"). Based upon the       appropriate and that AIM currently is        and review the performance of the Fund.
recommendation of the Investments            providing services in accordance with the    Although the independent written
Committee of the Board, at a meeting held    terms of the Advisory Agreement.             evaluation of the Fund's Senior Officer
on June 27, 2006, the Board, including all                                                (discussed below) only considered Fund
of the independent trustees, approved the    - The quality of services to be provided     performance through the most recent
continuance of the advisory agreement (the   by AIM. The Board reviewed the credentials   calendar year, the Board also reviewed
"Advisory Agreement") between the Fund and   and experience of the officers and           more recent Fund performance, which did
AIM for another year, effective July 1,      employees of AIM who will provide            not change their conclusions.
2006.                                        investment advisory services to the Fund.
                                             In reviewing the qualifications of AIM to    - Meetings with the Fund's portfolio
      The Board considered the factors       provide investment advisory services, the    managers and investment personnel. With
discussed below in evaluating the fairness   Board considered such issues as AIM's        respect to the Fund, the Board is meeting
and reasonableness of the Advisory           portfolio and product review process,        periodically with such Fund's portfolio
Agreement at the meeting on June 27, 2006    various back office support functions        managers and/or other investment personnel
and as part of the Board's ongoing           provided by AIM and AIM's equity and fixed   and believes that such individuals are
oversight of the Fund. In their              income trading operations. Based on the      competent and able to continue to carry
deliberations, the Board and the             review of these and other factors, the       out their responsibilities under the
independent trustees did not identify any    Board concluded that the quality of          Advisory Agreement.
particular factor that was controlling,      services to be provided by AIM was
and each trustee attributed different        appropriate and that AIM currently is        - Overall performance of AIM. The Board
weights to the various factors.              providing satisfactory services in           considered the overall performance of AIM
                                             accordance with the terms of the Advisory    in providing investment advisory and
      One responsibility of the              Agreement.                                   portfolio administrative services to the
independent Senior Officer of the Fund is                                                 Fund and concluded that such performance
to manage the process by which the Fund's    - The performance of the Fund relative to    was satisfactory.
proposed management fees are negotiated to   comparable funds. The Board reviewed the
ensure that they are negotiated in a         performance of the Fund during the past      - Fees relative to those of clients of AIM
manner which is at arms' length and          one, three and five calendar years against   with comparable investment strategies. The
reasonable. To that end, the Senior          the performance of funds advised by other    Board noted that AIM does not serve as an
Officer must either supervise a              advisors with investment strategies          advisor to other mutual funds or other
competitive bidding process or prepare an    comparable to those of the Fund. The Board   clients with investment strategies
independent written evaluation. The Senior   noted that the Fund's performance in such    comparable to those of the Fund.
Officer has recommended an independent       periods was below the median performance
written evaluation in lieu of a              of such comparable funds. Based on this      - Fees relative to those of comparable
competitive bidding process and, upon the    review and after taking account of all of    funds with other advisors. The Board
direction of the Board, has prepared such    the other factors that the Board             reviewed the advisory fee rate for the
an independent written evaluation. Such      considered in determining whether to         Fund under the Advisory Agreement. The
written evaluation also considered certain   continue the Advisory Agreement for the      Board compared effective contractual
of the factors discussed below. In           Fund, the Board concluded that no changes    advisory fee rates at a common asset level
addition, as discussed below, the Senior     should be made to the Fund and that it was   at the end of the past calendar year and
Officer made a recommendation to the Board   not necessary to change the Fund's           noted that the Fund's rate was comparable
in connection with such written              portfolio management team at this time.      to the median rate of the funds advised by
evaluation.                                  However, due to the Fund's                   other advisors with investment strategies
                                             under-performance, the Board also            comparable to those of the Fund that the
      The discussion below serves as a       concluded that it would be appropriate for   Board reviewed. The Board noted that AIM
summary of the Senior Officer's              the Board to continue to closely monitor     has agreed to limit the Fund's total
independent written evaluation and           and review the performance of the Fund.      operating expenses, as discussed below.
recommendation to the Board in connection    Although the independent written             Based on this review, the Board concluded
therewith, as well as a discussion of the    evaluation of the Fund's Senior Officer      that the advisory fee rate for the Fund
material factors and the conclusions with    (discussed below) only considered Fund       under the Advisory Agreement was fair and
respect thereto that formed the basis for    performance through the most recent          reasonable.
the Board's approval of the Advisory         calendar year, the Board also reviewed
Agreement. After consideration of all of     more recent Fund performance, which did      - Expense limitations and fee waivers. The
the factors below and based on its           not change their conclusions.                Board noted that AIM has contractually
informed business judgment, the Board                                                     agreed to waive fees and/or limit expenses
determined that the Advisory Agreement is    - The performance of the Fund relative to    of the Fund through April 30, 2008 so that
in the best interests of the Fund and its    indices. The Board reviewed the              total annual operating expenses are
shareholders and that the compensation to    performance of the Fund during the past      limited to a specified percentage of
AIM under the Advisory Agreement is fair     one, three and five calendar years against   average daily net assets for each class of
and reasonable and would have been           the performance of the Lipper Variable       the Fund. The Board considered the
obtained through arm's length                Underlying Fund General U.S. Government      contractual nature of this fee waiver and
negotiations.                                Fund Index. The Board noted that the         noted that it remains in effect until
                                             Fund's performance in such periods was       April 30, 2008. The Board considered the
      Unless otherwise stated, information   below the performance of such Index. Based   effect this fee waiver/expense limitation
presented below is as of June 27, 2006 and   on this review and after taking account of   would have on the Fund's estimated
does not reflect any changes that may have   all of the other factors that the Board      expenses and concluded that the levels of
occurred since June 27, 2006, including      considered in determining whether to         fee waivers/expense limitations for the
but not limited to changes to the Fund's     continue the Advisory Agreement for the      Fund were fair and reasonable.
performance, advisory fees, expense          Fund, the Board concluded that no changes
limitations and/or fee waivers.

                                                                                                                        (continued)

                                                                                          AIM V.I. GOVERNMENT SECURITIES FUND

- Breakpoints and economies of scale. The    - Profitability of AIM and its affiliates.   - Other factors and current trends. The
Board reviewed the structure of the Fund's   The Board reviewed information concerning    Board considered the steps that AIM and
advisory fee under the Advisory Agreement,   the profitability of AIM's (and its          its affiliates have taken over the last
noting that it includes one breakpoint.      affiliates') investment advisory and other   several years, and continue to take, in
The Board reviewed the level of the Fund's   activities and its financial condition.      order to improve the quality and
advisory fees, and noted that such fees,     The Board considered the overall             efficiency of the services they provide to
as a percentage of the Fund's net assets,    profitability of AIM, as well as the         the Funds in the areas of investment
have decreased as net assets increased       profitability of AIM in connection with      performance, product line diversification,
because the Advisory Agreement includes a    managing the Fund. The Board noted that      distribution, fund operations, shareholder
breakpoint. The Board concluded that the     AIM's operations remain profitable,          services and compliance. The Board
Fund's fee levels under the Advisory         although increased expenses in recent        concluded that these steps taken by AIM
Agreement therefore reflect economies of     years have reduced AIM's profitability.      have improved, and are likely to continue
scale and that it was not necessary to       Based on the review of the profitability     to improve, the quality and efficiency of
change the advisory fee breakpoints in the   of AIM's and its affiliates' investment      the services AIM and its affiliates
Fund's advisory fee schedule.                advisory and other activities and its        provide to the Fund in each of these
                                             financial condition, the Board concluded     areas, and support the Board's approval of
- Investments in affiliated money market     that the compensation to be paid by the      the continuance of the Advisory Agreement
funds. The Board also took into account      Fund to AIM under its Advisory Agreement     for the Fund.
the fact that uninvested cash and cash       was not excessive.
collateral from securities lending
arrangements, if any (collectively, "cash    - Benefits of soft dollars to AIM. The
balances") of the Fund may be invested in    Board considered the benefits realized by
money market funds advised by AIM pursuant   AIM as a result of brokerage transactions
to the terms of an SEC exemptive order.      executed through "soft dollar"
The Board found that the Fund may realize    arrangements. Under these arrangements,
certain benefits upon investing cash         brokerage commissions paid by the Fund
balances in AIM advised money market         and/or other funds advised by AIM are used
funds, including a higher net return,        to pay for research and execution
increased liquidity, increased               services. This research may be used by AIM
diversification or decreased transaction     in making investment decisions for the
costs. The Board also found that the Fund    Fund. The Board concluded that such
will not receive reduced services if it      arrangements were appropriate.
invests its cash balances in such money
market funds. The Board noted that, to the   - AIM's financial soundness in light of
extent the Fund invests uninvested cash in   the Fund's needs. The Board considered
affiliated money market funds, AIM has       whether AIM is financially sound and has
voluntarily agreed to waive a portion of     the resources necessary to perform its
the advisory fees it receives from the       obligations under the Advisory Agreement,
Fund attributable to such investment. The    and concluded that AIM has the financial
Board further determined that the proposed   resources necessary to fulfill its
securities lending program and related       obligations under the Advisory Agreement.
procedures with respect to the lending
Fund is in the best interests of the         - Historical relationship between the Fund
lending Fund and its respective              and AIM. In determining whether to
shareholders. The Board therefore            continue the Advisory Agreement for the
concluded that the investment of cash        Fund, the Board also considered the prior
collateral received in connection with the   relationship between AIM and the Fund, as
securities lending program in the money      well as the Board's knowledge of AIM's
market funds according to the procedures     operations, and concluded that it was
is in the best interests of the lending      beneficial to maintain the current
Fund and its respective shareholders.        relationship, in part, because of such
                                             knowledge. The Board also reviewed the
- Independent written evaluation and         general nature of the non-investment
recommendations of the Fund's Senior         advisory services currently performed by
Officer. The Board noted that, upon their    AIM and its affiliates, such as
direction, the Senior Officer of the Fund,   administrative, transfer agency and
who is independent of AIM and AIM's          distribution services, and the fees
affiliates, had prepared an independent      received by AIM and its affiliates for
written evaluation in order to assist the    performing such services. In addition to
Board in determining the reasonableness of   reviewing such services, the trustees also
the proposed management fees of the AIM      considered the organizational structure
Funds, including the Fund. The Board noted   employed by AIM and its affiliates to
that the Senior Officer's written            provide those services. Based on the
evaluation had been relied upon by the       review of these and other factors, the
Board in this regard in lieu of a            Board concluded that AIM and its
competitive bidding process. In              affiliates were qualified to continue to
determining whether to continue the          provide non-investment advisory services
Advisory Agreement for the Fund, the Board   to the Fund, including administrative,
considered the Senior Officer's written      transfer agency and distribution services,
evaluation.                                  and that AIM and its affiliates currently
                                             are providing satisfactory non-investment
                                             advisory services.

AIM V.I. Government Securities Fund

SCHEDULE OF INVESTMENTS

December 31, 2006


                                                PRINCIPAL
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
U.S. MORTGAGE-BACKED SECURITIES-82.10%(a)

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-31.81%

Pass Through Ctfs.,
  8.00%, 05/01/08 to 09/01/36                  $27,582,946   $   29,198,610
---------------------------------------------------------------------------
  6.00%, 11/01/08 to 02/01/34                   23,136,597       23,460,408
---------------------------------------------------------------------------
  6.50%, 12/01/08 to 12/01/35                   63,399,976       64,841,841
---------------------------------------------------------------------------
  7.00%, 11/01/10 to 09/01/36                   34,079,229       35,114,642
---------------------------------------------------------------------------
  10.50%, 08/01/19                                  13,545           14,779
---------------------------------------------------------------------------
  8.50%, 09/01/20 to 08/01/31                    2,157,759        2,312,528
---------------------------------------------------------------------------
  10.00%, 03/01/21                                 200,215          219,853
---------------------------------------------------------------------------
  9.00%, 06/01/21 to 06/01/22                    1,374,098        1,469,597
---------------------------------------------------------------------------
  7.05%, 05/20/27                                  607,499          623,781
---------------------------------------------------------------------------
  7.50%, 07/01/29 to 08/01/36                    6,296,164        6,546,768
---------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  4.50%, 01/01/22(b)                            28,134,265       27,114,398
---------------------------------------------------------------------------
  5.00%, 01/01/22 to 01/01/37(b)                53,920,000       52,535,995
---------------------------------------------------------------------------
  5.50%, 01/01/37(b)                            33,312,283       32,947,930
---------------------------------------------------------------------------
  6.00%, 02/01/37(b)                            17,300,000       17,424,344
===========================================================================
                                                                293,825,474
===========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-38.71%

Pass Through Ctfs.,
  7.50%, 11/01/09 to 10/01/36                   32,031,337       33,361,706
---------------------------------------------------------------------------
  6.50%, 10/01/10 to 10/01/35                   49,606,224       50,861,261
---------------------------------------------------------------------------
  7.00%, 12/01/10 to 06/01/36                   79,164,921       81,708,882
---------------------------------------------------------------------------
  8.00%, 06/01/12 to 11/01/36                   27,442,573       29,014,390
---------------------------------------------------------------------------
  8.50%, 06/01/12 to 12/01/36                   12,354,977       13,266,953
---------------------------------------------------------------------------
  10.00%, 09/01/13 to 03/01/16                     158,570          169,293
---------------------------------------------------------------------------
  6.00%, 03/01/17 to 02/01/34                   13,337,908       13,541,361
---------------------------------------------------------------------------
  5.00%, 11/01/17 to 12/01/33                    2,572,926        2,530,818
---------------------------------------------------------------------------
  6.75%, 07/01/24                                2,141,572        2,198,670
---------------------------------------------------------------------------
  6.95%, 10/01/25 to 09/01/26                      244,038          252,174
---------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 01/01/22(b)                             5,973,250        5,872,451
---------------------------------------------------------------------------
  5.50%, 01/01/22 to 01/01/37(b)                39,709,268       39,636,424
---------------------------------------------------------------------------
  6.00%, 01/01/22 to 01/01/37(b)                66,307,701       66,962,570
---------------------------------------------------------------------------
  6.50%, 01/01/37(b)                            17,772,996       18,111,794
===========================================================================
                                                                357,488,747
===========================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-11.58%

Pass Through Ctfs.,
  7.50%, 03/15/08 to 11/15/36                   24,948,811       26,021,838
---------------------------------------------------------------------------
  9.00%, 09/15/08 to 12/20/16                      191,695          204,452
---------------------------------------------------------------------------

                                                PRINCIPAL
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-(CONTINUED)

  6.50%, 09/20/08 to 09/15/35                  $41,811,402   $   43,164,297
---------------------------------------------------------------------------
  9.38%, 06/15/09 to 12/15/09                      720,947          747,763
---------------------------------------------------------------------------
  8.00%, 07/15/12 to 10/15/36                   10,257,506       10,875,898
---------------------------------------------------------------------------
  11.00%, 10/15/15                                   2,818            3,130
---------------------------------------------------------------------------
  9.50%, 09/15/16                                    4,057            4,398
---------------------------------------------------------------------------
  7.00%, 04/15/17 to 10/15/36                   13,844,744       14,378,735
---------------------------------------------------------------------------
  10.50%, 09/15/17 to 11/15/19                       5,268            5,889
---------------------------------------------------------------------------
  8.50%, 12/15/17 to 10/15/36                    3,275,698        3,508,090
---------------------------------------------------------------------------
  10.00%, 06/15/19                                  75,778           83,972
---------------------------------------------------------------------------
  6.00%, 06/20/20 to 08/15/33                    5,696,591        5,798,337
---------------------------------------------------------------------------
  6.95%, 08/20/25 to 08/20/27                    2,140,345        2,202,123
===========================================================================
                                                                106,998,922
===========================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $764,163,252)                                       758,313,143
===========================================================================

U.S. GOVERNMENT AGENCY SECURITIES-32.05%(a)

FEDERAL AGRICULTURAL MORTGAGE CORP.-1.08%

Medium Term Notes, 5.40%, 12/14/11              10,000,000        9,952,900
===========================================================================

FEDERAL FARM CREDIT BANK-7.15%

Bonds,
  5.75%, 01/18/11                                2,000,000        2,052,980
---------------------------------------------------------------------------
  5.70%, 06/08/15                               42,500,000       42,164,675
---------------------------------------------------------------------------
  6.15%, 10/05/20                                6,000,000        5,943,960
---------------------------------------------------------------------------
  5.59%, 10/04/21                               10,075,000       10,003,568
---------------------------------------------------------------------------
Medium Term Notes, 5.75%, 12/07/28               5,500,000        5,864,210
===========================================================================
                                                                 66,029,393
===========================================================================

FEDERAL HOME LOAN BANK (FHLB)-9.05%

Unsec. Bonds,
  5.60%, 06/09/20                                2,150,000        2,086,618
---------------------------------------------------------------------------
  6.35%, 10/04/21                                5,705,000        5,677,502
---------------------------------------------------------------------------
  6.15%, 12/08/26                               43,000,000       42,299,530
---------------------------------------------------------------------------
Unsec. Disc. Bonds, 5.25%, 11/16/15(c)           1,705,000        1,698,691
---------------------------------------------------------------------------
Unsec. Sub. Bonds, 6.15%, 01/03/22              32,000,000       31,854,496
===========================================================================
                                                                 83,616,837
===========================================================================

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-1.26%

Unsec. Global Notes,
  5.20%, 03/05/19                                2,775,000        2,707,706
---------------------------------------------------------------------------
  5.50%, 08/20/19                                9,000,000        8,932,410
===========================================================================
                                                                 11,640,116
===========================================================================

AIM V.I. Government Securities Fund


                                                PRINCIPAL
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-12.03%

Unsec. Global Bonds, 6.63%, 11/15/30           $   700,000(d) $     839,587
---------------------------------------------------------------------------
Unsec. Notes,
  6.00%, 04/19/13 to 11/17/15                   15,868,000       15,832,204
---------------------------------------------------------------------------
  6.13%, 03/21/16                               22,695,000       22,653,014
---------------------------------------------------------------------------
  6.50%, 07/26/16                               30,000,000       30,063,300
---------------------------------------------------------------------------
  6.38%, 12/28/20                               29,466,000       29,444,195
---------------------------------------------------------------------------
  6.50%, 11/25/25                                4,762,000        4,755,667
---------------------------------------------------------------------------
  7.15%, 07/10/26                                6,625,000        6,638,846
---------------------------------------------------------------------------
Unsec. Sub. Disc. Deb.,
  6.74%, 10/09/19(e)                             1,000,000          500,820
---------------------------------------------------------------------------
  7.37%, 10/09/19(e)                               800,000          400,656
===========================================================================
                                                                111,128,289
===========================================================================

PRIVATE EXPORT FUNDING CORP.-0.31%

Series G, Sec. Gtd. Notes, 6.67%, 09/15/09       2,701,000        2,814,253
===========================================================================

TENNESSEE VALLEY AUTHORITY-1.17%

Series A, Bonds, 6.79%, 05/23/12                 5,000,000        5,415,600
---------------------------------------------------------------------------
Series G, Global Bonds, 5.38%, 11/13/08          5,347,000        5,378,494
===========================================================================
                                                                 10,794,094
===========================================================================
    Total U.S. Government Agency Securities
      (Cost $297,122,305)                                       295,975,882
===========================================================================

U.S. TREASURY SECURITIES-0.81%(a)

U.S. TREASURY BONDS-0.54%

  7.50%, 11/15/24                                2,815,000(d)     3,679,289
---------------------------------------------------------------------------
  7.63%, 02/15/25                                  550,000          728,063
---------------------------------------------------------------------------
  6.88%, 08/15/25                                  500,000          619,140
===========================================================================
                                                                  5,026,492
===========================================================================

                                                PRINCIPAL
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------


U.S. TREASURY STRIPS-0.27%

  4.78%, 11/15/18(e)                           $ 1,400,000   $      790,566
---------------------------------------------------------------------------
  4.94%, 11/15/18(e)                             2,100,000        1,185,849
---------------------------------------------------------------------------
  6.37%, 11/15/18(e)                               405,000          228,699
---------------------------------------------------------------------------
  6.79%, 11/15/18(e)                               250,000          141,173
---------------------------------------------------------------------------
  6.85%, 11/15/18(e)                               250,000          141,173
===========================================================================
                                                                  2,487,460
===========================================================================
    Total U.S. Treasury Securities (Cost
      $6,974,217)                                                 7,513,952
===========================================================================
FOREIGN SOVEREIGN BONDS-0.40%

SOVEREIGN DEBT-0.40%(A)

Israel Government AID Bond (Israel), U.S.
  Gtd. Global Bonds, 5.13%, 11/01/24
  (Cost $3,835,384)                              3,800,000        3,682,086
===========================================================================

                                                 SHARES
MONEY MARKET FUNDS-10.43%

Government & Agency Portfolio-Institutional
  Class (Cost $96,350,746)(f)(g)                96,350,746       96,350,746
===========================================================================
TOTAL INVESTMENTS-125.79% (Cost
  $1,168,445,904)                                             1,161,835,809
===========================================================================
OTHER ASSETS LESS LIABILITIES-(25.79)%                         (238,214,465)
===========================================================================
NET ASSETS-100.00%                                           $  923,621,344
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Sec.    - Secured
STRIPS  - Separately Traded Registered Interest and Principal Security
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate value of these securities at December 31, 2006 was $1,065,485,063, which represented 115.36% of the Fund's Net Assets. See Note 1A.
(b) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1J.
(c) Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(d) All or a portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L and Note 6.
(e) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(g) Security is considered a cash equivalent for the purpose of the Statement of Cash Flows. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Government Securities Fund

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS:

Investments, at value (cost $1,072,095,158)    $1,065,485,063
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $96,350,746)                               96,350,746
=============================================================
    Total investments (cost $1,168,445,904)     1,161,835,809
=============================================================
Receivables for:
  Investments sold                                 81,769,429
-------------------------------------------------------------
  Variation margin                                    111,625
-------------------------------------------------------------
  Fund shares sold                                    637,603
-------------------------------------------------------------
  Dividends and Interest                            7,263,232
-------------------------------------------------------------
  Fund expenses absorbed                              140,170
-------------------------------------------------------------
  Principal paydowns                                   56,737
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 57,743
-------------------------------------------------------------
Other assets                                              381
=============================================================
    Total assets                                1,251,872,729
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                           324,817,117
-------------------------------------------------------------
  Fund shares reacquired                               99,138
-------------------------------------------------------------
  Amount due custodian                              2,617,382
-------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                   97,590
-------------------------------------------------------------
Accrued administrative services fees                  556,664
-------------------------------------------------------------
Accrued distribution fees -- Series II                 10,332
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              5,701
-------------------------------------------------------------
Accrued transfer agent fees                             1,372
-------------------------------------------------------------
Accrued operating expenses                             46,089
=============================================================
    Total liabilities                             328,251,385
=============================================================
Net assets applicable to shares outstanding    $  923,621,344
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $  937,112,368
-------------------------------------------------------------
Undistributed net investment income                46,351,185
=============================================================
Undistributed net realized gain (loss) from
  investment securities and futures contracts     (54,239,167)
=============================================================
Unrealized appreciation (depreciation) of
  investment securities and futures contracts      (5,603,042)
=============================================================
                                               $  923,621,344
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                       $  907,402,973
_____________________________________________________________
=============================================================
Series II                                      $   16,218,371
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                           76,904,383
_____________________________________________________________
=============================================================
Series II                                           1,381,466
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        11.80
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        11.74
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2006

INVESTMENT INCOME:

Interest                                         $ 39,176,743
-------------------------------------------------------------
Dividends from affiliated money market funds        7,155,377
=============================================================
    Total investment income                        46,332,120
=============================================================

EXPENSES:

Advisory fees                                       4,037,516
-------------------------------------------------------------
Administrative services fees                        2,318,900
-------------------------------------------------------------
Custodian fees                                         99,509
-------------------------------------------------------------
Distribution fees -- Series II                         43,361
-------------------------------------------------------------
Transfer agent fees                                    16,892
-------------------------------------------------------------
Trustees' and officer's fees and benefits              38,872
-------------------------------------------------------------
Other                                                 144,680
=============================================================
    Total expenses                                  6,699,730
=============================================================
Less: Fees waived and expense offset
  arrangements                                       (458,528)
=============================================================
    Net expenses                                    6,241,202
=============================================================
Net investment income                              40,090,918
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                            (5,504,326)
-------------------------------------------------------------
  Futures contracts                                (4,685,415)
=============================================================
                                                  (10,189,741)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                              (594,910)
-------------------------------------------------------------
  Futures contracts                                 1,007,053
=============================================================
                                                      412,143
=============================================================
Net gain (loss) from investment securities and
  futures contracts                                (9,777,598)
=============================================================
Net increase in net assets resulting from
  operations                                     $ 30,313,320
_____________________________________________________________
=============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Government Securities Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2006 and 2005

                                                                  2006            2005
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 40,090,918    $ 28,009,847
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    futures contracts                                          (10,189,741)     (8,167,558)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and futures contracts                    412,143      (6,469,700)
==========================================================================================
    Net increase in net assets resulting from operations        30,313,320      13,372,589
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                     (35,873,306)    (26,201,982)
------------------------------------------------------------------------------------------
  Series II                                                       (608,462)       (562,380)
==========================================================================================
    Decrease in net assets resulting from distributions        (36,481,768)    (26,764,362)
==========================================================================================
Share transactions-net:
  Series I                                                     100,669,509     173,693,059
------------------------------------------------------------------------------------------
  Series II                                                     (2,567,156)      1,431,974
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               98,102,353     175,125,033
==========================================================================================
    Net increase in net assets                                  91,933,905     161,733,260
==========================================================================================

NET ASSETS:

  Beginning of year                                            831,687,439     669,954,179
==========================================================================================
  End of year (including undistributed net investment income
    of $46,351,185 and $36,404,291, respectively)             $923,621,344    $831,687,439
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Government Securities Fund

STATEMENT OF CASH FLOWS

For the year ended December 31, 2006

CASH PROVIDED BY OPERATING ACTIVITIES:

  Net increase in net assets resulting from operations          $  30,313,320
=============================================================================

ADJUSTMENTS TO RECONCILE NET INCREASE (DECREASE) IN NET
  ASSETS TO NET CASH PROVIDED BY (USED IN) OPERATIONS:

  Purchases of investment securities                             (513,549,355)
-----------------------------------------------------------------------------
  Amortization of premium and accretion of discount on
    investment securities                                             819,003
-----------------------------------------------------------------------------
  Proceeds from disposition of investment securities and
    principal payments                                            460,183,602
-----------------------------------------------------------------------------
  Realized gain (loss) on investment securities                     5,504,326
-----------------------------------------------------------------------------
  Change in unrealized appreciation (depreciation) on
    investment securities                                             594,910
-----------------------------------------------------------------------------
  Increase in variation margin receivable                            (111,625)
-----------------------------------------------------------------------------
  Increase in receivables and other assets                         (1,630,971)
-----------------------------------------------------------------------------
  Increase in accrued expenses and other payables                      37,656
=============================================================================
    Net cash provided by (used in) operating activities           (17,839,134)
=============================================================================

CASH PROVIDED BY FINANCING ACTIVITIES:

  Proceeds from shares of beneficial interest sold                169,638,849
-----------------------------------------------------------------------------
  Disbursements from shares of beneficial interest
    reacquired                                                   (108,129,437)
-----------------------------------------------------------------------------
  Increase in amount due to custodian                               2,617,382
=============================================================================
    Net cash provided by financing activities                      64,126,794
=============================================================================
Net increase in cash and cash equivalents                          46,287,660
=============================================================================
Cash and cash equivalents at beginning of period                   50,063,086
=============================================================================
Cash and cash equivalents at end of period                      $  96,350,746
=============================================================================

NON-CASH FINANCING ACTIVITIES:

  Value of capital shares issued in reinvestment of
    dividends paid to shareholders                              $  36,481,768
_____________________________________________________________________________
=============================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Government Securities Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Government Securities Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses

AIM V.I. Government Securities Fund

     and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. CASH AND CASH EQUIVALENTS -- For the purposes of the Statement of Cash Flows the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

J. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a "fee" or a "drop". "Fee" income which is agreed upon amongst the parties at the commencement of the dollar roll and the "drop" which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act. At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the purchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.

K. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

AIM V.I. Government Securities Fund


       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

L. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.50%
-------------------------------------------------------------------
Over $250 million                                             0.45%
 __________________________________________________________________
===================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 0.73% and Series II shares to 0.98% of average daily net assets, through at least April 30, 2008. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2006, AIM waived advisory fees of $449,190.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2006, AMVESCAP did not reimburse any such expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. The Fund may reimburse AIM for up to 0.25% of average daily assets invested by each insurance company providing administrative services to the Fund. Pursuant to such agreement, for the year ended December 31, 2006, AIM was paid $209,973 for accounting and fund administrative services and reimbursed $2,108,927 for services provided by insurance companies.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with AIM Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase

AIM V.I. Government Securities Fund

and own Series II shares of the Fund. For the year ended December 31, 2006, expenses incurred under the Plan are shown in the Statement of Operations as distribution fees.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments the affiliated money market fund for the year ended December 31, 2006.

                                                                       CHANGE IN
                                                                       UNREALIZED
                     VALUE          PURCHASES         PROCEEDS        APPRECIATION        VALUE        DIVIDEND       REALIZED
FUND               12/31/05          AT COST         FROM SALES      (DEPRECIATION)     12/31/06        INCOME       GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
Government &
  Agency
  Portfolio-Institutional
  Class           $50,063,086      $592,873,651     $(546,585,991)       $  --         $96,350,746    $7,155,377        $  --
________________________________________________________________________________________________________________________________
================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) custodian credits which result from periodic overnight cash balances at the custodian and (ii) a one time custodian fee credit to be used to offset future custodian fees. For the year ended December 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $9,338.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2006, the Fund paid legal fees of $6,800 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--FUTURES CONTRACTS

On December 31, 2006, $1,200,000 principal amount of U.S. Treasury and U.S. Government obligations were pledged as collateral to cover margin requirements for open futures contracts.

                                            OPEN FUTURES CONTRACTS AT PERIOD END
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                UNREALIZED
                                                              NUMBER OF        MONTH/            VALUE         APPRECIATION
CONTRACT                                                      CONTRACTS      COMMITMENT        12/31/06       (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 2 Year Notes                                        136      March-07/Long     $  27,748,250      $ (106,152)
----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Notes                                        518      March-07/Long        54,422,375        (392,967)
----------------------------------------------------------------------------------------------------------------------------
    Subtotal                                                                                    82,170,625        (499,119)
----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Notes                                     1,237      March-07/Short     (132,938,844)      1,506,172
============================================================================================================================
    Total                                                                                    $ (50,768,219)     $1,007,053
____________________________________________________________________________________________________________________________
============================================================================================================================

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties

AIM V.I. Government Securities Fund

to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2006 and 2005 was as follows:

                                                                 2006           2005
----------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $36,481,768    $26,764,362
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2006, the components of net assets on a tax basis were as follows:

                                                                    2006
----------------------------------------------------------------------------
Undistributed ordinary income                                   $ 46,466,899
----------------------------------------------------------------------------
Unrealized appreciation (depreciation) -- investments             (8,482,230)
----------------------------------------------------------------------------
Temporary book/tax differences                                       (88,985)
----------------------------------------------------------------------------
Capital loss carryforward                                        (50,398,524)
----------------------------------------------------------------------------
Post-October capital loss deferral                                  (988,184)
----------------------------------------------------------------------------
Shares of beneficial interest                                    937,112,368
============================================================================
  Total net assets                                              $923,621,344
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales, the recognition of gains (losses) on dollar roll transactions and the recognition for tax purposes of unrealized gains on certain futures contracts.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of December 31, 2006 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2011                                                $11,708,442
-----------------------------------------------------------------------------
December 31, 2012                                                  7,926,972
-----------------------------------------------------------------------------
December 31, 2013                                                 12,902,211
-----------------------------------------------------------------------------
December 31, 2014                                                 17,860,899
=============================================================================
Total capital loss carryforward                                  $50,398,524
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

AIM V.I. Government Securities Fund

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2006 was $648,631,286 and $588,406,797, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $49,789,063 and $66,160,174.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $  1,805,304
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (10,287,534)
==============================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                     $ (8,482,230)
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,170,318,039.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of paydowns on mortgage-backed securities, on December 31, 2006, undistributed net investment income was increased by $6,337,744 and undistributed net realized gain (loss) was decreased by $6,337,744. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION


                                             CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                                        2006(a)                         2005
                                                              ---------------------------    ---------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                    14,050,842    $ 167,801,734    20,898,858    $ 252,971,625
------------------------------------------------------------------------------------------------------------------------
  Series II                                                      165,527        1,967,287       608,696        7,319,396
========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                     3,040,111       35,873,306     2,216,750       26,201,982
------------------------------------------------------------------------------------------------------------------------
  Series II                                                       51,828          608,462        47,822          562,380
========================================================================================================================
Reacquired:
  Series I                                                    (8,636,109)    (103,005,531)   (8,720,788)    (105,480,548)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                     (432,546)      (5,142,905)     (536,527)      (6,449,802)
========================================================================================================================
                                                               8,239,653    $  98,102,353    14,514,811    $ 175,125,033
________________________________________________________________________________________________________________________
========================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 90% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and currently intends for the Fund to adopt FIN 48 provisions during the fiscal year ending December 31, 2007.

AIM V.I. Government Securities Fund


NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       SERIES I
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                2006           2005        2004        2003        2002
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  11.87       $  12.07    $  12.23    $  12.40    $  11.53
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.55           0.45        0.40        0.36        0.49
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.13)         (0.25)      (0.09)      (0.23)       0.61
=========================================================================================================================
    Total from investment operations                              0.42           0.20        0.31        0.13        1.10
=========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.49)         (0.40)      (0.47)      (0.30)      (0.23)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --             --          --       (0.00)         --
=========================================================================================================================
    Total distributions                                          (0.49)         (0.40)      (0.47)      (0.30)      (0.23)
=========================================================================================================================
Net asset value, end of period                                $  11.80       $  11.87    $  12.07    $  12.23    $  12.40
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                   3.55%          1.66%       2.56%       1.07%       9.59%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $907,403       $812,824    $652,226    $526,482    $428,322
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.71%(c)       0.85%       0.87%       0.76%       0.81%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.77%(c)       0.88%       0.87%       0.76%       0.81%
=========================================================================================================================
Ratio of net investment income to average net assets              4.62%(c)       3.68%       3.20%       2.93%       4.01%
=========================================================================================================================
Ratio of interest expense to average net assets                     --%          0.11%       0.09%       0.01%       0.01%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             89%           174%         95%        265%        170%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $852,103,814.

                                                                                       SERIES II
                                                               ----------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                               ----------------------------------------------------------
                                                                2006           2005        2004        2003        2002
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 11.81        $ 12.01     $ 12.17     $ 12.35     $ 11.52
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.52           0.41        0.36        0.33        0.46
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.13)         (0.24)      (0.08)      (0.22)       0.60
=========================================================================================================================
    Total from investment operations                              0.39           0.17        0.28        0.11        1.06
=========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.46)         (0.37)      (0.44)      (0.29)      (0.23)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --             --          --       (0.00)         --
=========================================================================================================================
    Total distributions                                          (0.46)         (0.37)      (0.44)      (0.29)      (0.23)
=========================================================================================================================
Net asset value, end of period                                 $ 11.74        $ 11.81     $ 12.01     $ 12.17     $ 12.35
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                   3.28%          1.41%       2.27%       0.93%       9.25%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $16,218        $18,863     $17,728     $22,325     $14,926
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.96%(c)       1.10%       1.12%       1.01%       1.06%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.02%(c)       1.13%       1.12%       1.01%       1.06%
=========================================================================================================================
Ratio of net investment income to average net assets              4.37%(c)       3.43%       2.95%       2.68%       3.76%
=========================================================================================================================
Ratio of interest expense to average net assets                     --%          0.11%       0.09%       0.01%       0.01%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             89%           174%         95%        265%        170%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $17,344,206.

AIM V.I. Government Securities Fund

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES

    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;
  - that certain AIM Funds inadequately employed fair value pricing; and
  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.



  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. Government Securities Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Government Securities Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, of cash flows and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Government Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

February 14, 2007
Houston, Texas

AIM V.I. Government Securities Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2006:

           FEDERAL AND STATE INCOME TAX
           U.S. Treasury Obligations*                    4.75%

         * The above percentages are based on ordinary income dividends paid to shareholders during the fund's fiscal year.

AIM V.I. Government Securities Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993           Director and Chairman, A I M Management    None
   Trustee and Vice Chair                         Group Inc. (financial services holding
                                                  company); Director and Vice Chairman,
                                                  AMVESCAP PLC; Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm) and
                                                  Trustee and Vice Chair of The AIM Family
                                                  of Funds--Registered Trademark--

                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer);
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and President
                                                  and Principal Executive Officer of The
                                                  AIM Family of Funds--Registered
                                                  Trademark--
-------------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954     2006           Director, Chief Executive Officer and      None
   Trustee, President and                         President, A I M Management Group Inc.,
   Principal                                      AIM Mutual Fund Dealer Inc. (registered
   Executive Officer                              broker dealer), AIM Funds Management
                                                  Inc. (registered investment advisor) and
                                                  1371 Preferred Inc. (holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc., INVESCO Funds Group, Inc.
                                                  (registered investment advisor and
                                                  register transfer agent) and AIM GP
                                                  Canada Inc. (general partner for a
                                                  limited partnership); Director, A I M
                                                  Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Director and
                                                  Chairman, AIM Investment Services, Inc.,
                                                  Fund Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); Director, President and
                                                  Chairman, AVZ Callco Inc. (holding
                                                  company); AMVESCAP Inc. (holding
                                                  company) and AIM Canada Holdings Inc.
                                                  (holding company); Director and Chief
                                                  Executive Officer, AIM Trimark Corporate
                                                  Class Inc. (formerly AIM Trimark Global
                                                  Fund Inc.) (corporate mutual fund
                                                  company) and AIM Trimark Canada Fund
                                                  Inc. (corporate mutual fund company);
                                                  Trustee, President and Principal
                                                  Executive Officer of The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); Trustee and
                                                  Executive Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); and Manager,
                                                  Powershares Capital Management LLC

                                                  Formerly: President and Principal
                                                  Executive Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); Chairman, AIM
                                                  Canada Holdings, Inc.; Executive Vice
                                                  President and Chief Operations Officer,
                                                  AIM Funds Management Inc.; President,
                                                  AIM Trimark Global Fund Inc. and AIM
                                                  Trimark Canada Fund Inc.; and Director,
                                                  Trimark Trust (federally regulated
                                                  Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company
                                                  Formerly: Partner, law firm of Baker &     (2 portfolios))
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Founder, Green, Manning & Bunch Ltd.,      None
   Trustee                                        (investment banking firm); and Director,
                                                  Policy Studies, Inc. and Van Gilder
                                                  Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation (property casualty company)

                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and Director of various
                                                  affiliated Volvo companies; and
                                                  Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund
                                                  company); and Owner, Dos Angelos Ranch,    (non-profit)
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)

-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company
                                                                                             (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    Director, Mainstay VP Series
   Trustee                                        Formerly: Partner, Deloitte & Touche       Funds, Inc. (21 portfolios)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. Government Securities Fund


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER     PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIP(S)
TRUST                              SINCE          DURING PAST 5 YEARS                       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Senior Vice President and Senior Officer  N/A
   Senior Vice President and                      of The AIM Family of Funds--Registered
   Senior Officer                                 Trademark--

                                                  Formerly: Director of Compliance and
                                                  Assistant General Counsel, ICON
                                                  Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962            2006           Director, Senior Vice President,          N/A
   Senior Vice President, Chief                   Secretary and General Counsel, A I M
   Legal Officer and Secretary                    Management Group Inc. and A I M
                                                  Advisors, Inc.; Director, Vice President
                                                  and Secretary, INVESCO Distributors,
                                                  Inc.; Vice President and Secretary,
                                                  A I M Capital Management, Inc., AIM
                                                  Investment Services, Inc., and Fund
                                                  Management Company; Senior Vice
                                                  President and Secretary, A I M
                                                  Distributors, Inc.; Director and Vice
                                                  President, INVESCO Funds Group Inc.;
                                                  Senior Vice President, Chief Legal
                                                  Officer and Secretary of The AIM Family
                                                  of Funds--Registered Trademark--; and
                                                  Manager, Powershares Capital Management
                                                  LLC

                                                  Formerly: Chief Operating Officer,
                                                  Senior Vice President, General Counsel,
                                                  and Secretary, Liberty Ridge Capital,
                                                  Inc. (an investment adviser); Vice
                                                  President and Secretary, PBHG Funds (an
                                                  investment company); Vice President and
                                                  Secretary, PBHG Insurance Series Fund
                                                  (an investment company); General Counsel
                                                  and Secretary, Pilgrim Baxter Value
                                                  Investors (an investment adviser); Chief
                                                  Operating Officer, General Counsel and
                                                  Secretary, Old Mutual Investment
                                                  Partners (a broker-dealer); General
                                                  Counsel and Secretary, Old Mutual Fund
                                                  Services (an administrator); General
                                                  Counsel and Secretary, Old Mutual
                                                  Shareholder Services (a shareholder
                                                  servicing center); Executive Vice
                                                  President, General Counsel and
                                                  Secretary, Old Mutual Capital, Inc. (an
                                                  investment adviser); and Vice President
                                                  and Secretary, Old Mutual Advisors Funds
                                                  (an investment company)
------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Global Compliance Director, AMVESCAP      N/A
   Vice President                                 PLC; and Vice President of The AIM
                                                  Family of Funds--Registered Trademark--

                                                  Formerly: Senior Vice President, A I M
                                                  Management Group Inc. (financial
                                                  services holding company); Senior Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Advisors, Inc. and The AIM Family
                                                  of Funds--Registered Trademark--; Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Vice President, AIM
                                                  Investment Services, Inc. and Fund
                                                  Management Company; Senior Vice
                                                  President and Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; and Senior Vice President
                                                  and Compliance Director, Delaware
                                                  Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Senior Vice President and General
   Vice President                                 Counsel, AMVESCAP PLC; Director, INVESCO
                                                  Funds Group, Inc.; and Vice President of
                                                  The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Director, Vice President and    N/A
                                                  General Counsel, Fund Management
                                                  Company; Director, Senior Vice
                                                  President, Secretary and General
                                                  Counsel, A I M Management Group Inc. and
                                                  A I M Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Senior Vice President, A I M
                                                  Distributors, Inc.; Vice President,
                                                  A I M Capital Management, Inc. and AIM
                                                  Investment Services, Inc.; Senior Vice
                                                  President, Chief Legal Officer and
                                                  Secretary of The AIM Family of
                                                  Funds--Registered Trademark--; Chief
                                                  Executive Officer and President, INVESCO
                                                  Funds Group, Inc.; and Senior Vice
                                                  President, and General Counsel, Liberty
                                                  Financial Companies, Inc. and Senior
                                                  Vice President and General Counsel
                                                  Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M  N/A
   Vice President, Principal                      Advisors, Inc.; and Vice President,
   Financial Officer and                          Treasurer and Principal Officer of The
   Treasurer                                      AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief           N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc. and Vice President
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, Senior Vice
                                                  President and Senior Investment Officer,
                                                  A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing     N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc. and The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); and
                                                  President and Principal Executive
                                                  Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust Only)

                                                  Formerly: Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only)
------------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967         2005           Anti-Money Laundering Compliance          N/A
   Anti-Money Laundering                          Officer, A I M Advisors, Inc., A I M
   Compliance Officer                             Capital Management, Inc., A I M
                                                  Distributors, Inc., AIM Investment
                                                  Services, Inc., AIM Private Asset
                                                  Management, Inc., Fund Management
                                                  Company and The AIM Family of
                                                  Funds--Registered Trademark--

                                                  Formerly: Manager of the Fraud
                                                  Prevention Department, AIM Investment
                                                  Services, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958        2006           Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                       Group Inc.; Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc.; and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company

                                                  Formerly: Global Head of Product
                                                  Development, AIG-Global Investment
                                                  Group, Inc.; Chief Compliance Officer
                                                  and Deputy General Counsel,
                                                  AIG-SunAmerica Asset Management; and
                                                  Chief Compliance Officer, Chief
                                                  Operating Officer and Deputy General
                                                  Counsel, American General Investment
                                                  Management
------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            225 Franklin Street
Floor                         1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
Philadelphia, PA 19103-7599   Americas
                              New York, NY 10036-2714

FIXED INCOME                                                                                               AIM V.I. HIGH YIELD FUND

                                                                                  Annual Report to Shareholders - December 31, 2006
Taxable Noninvestment Grade

The Fund provides a complete list of its
holdings four times in each fiscal year, at
the quarter-ends. For the second and fourth
quarters, the lists appear in the Fund's
semiannual and annual reports to
shareholders. For the first and third
quarters, the Fund files the lists with the
Securities and Exchange Commission (SEC) on
Form N-Q. The Fund's Form N-Q filings are
available on the SEC Web site, sec.gov.
Copies of the Fund's Forms N-Q may be
reviewed and copied at the SEC Public                                                [COVER GLOBE IMAGE]
Reference Room in Washington, D.C. You can
obtain information on the operation of the
Public Reference Room, including information
about duplicating fee charges, by calling
202-942-8090 or 800-732-0330, or by
electronic request at the following E-mail
address: publicinfo@sec.gov. The SEC file
numbers for the Fund are 811-07452 and
033-57340. The Fund's most recent portfolio
holdings, as filed on Form N-Q, have also
been made available to insurance companies
issuing variable annuity contracts and
variable life insurance policies ("variable
products") that invest in the Fund.

A description of the policies and procedures
that the Fund uses to determine how to vote
proxies relating to portfolio securities is               AIM V.I. HIGH YIELD FUND seeks to achieve a high level of current income.
available without charge, upon request, from
our Client Services department at
800-410-4246 or on the AIM Web site,
AIMinvestments.com. On the home page, scroll
down and click on AIM Funds Proxy Policy. The
information is also available on the SEC Web
site, sec.gov.

Information regarding how the Fund voted
proxies related to its portfolio securities
during the 12 months ended June 30, 2006, is
available at our Web site. Go to
AIMinvestments.com, access the About Us tab,                 UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF
click on Required Notices and then click on                                    DECEMBER 31, 2006, AND IS BASED ON TOTAL NET ASSETS.
Proxy Voting Activity. Next, select the Fund
from the drop-down menu. The information is
also available on the SEC Web site, sec.gov.

                                                      =============================================================================
                                                      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
                                                      PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE
         [AIM INVESTMENTS LOGO]                       INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH
        --Registered Trademark--                      CAREFULLY BEFORE INVESTING.
                                                      =============================================================================

                                                                              NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                              AIM V.I. HIGH YIELD FUND

======================================================================================   we evaluate securities across the
                                                                                         market to find securities that are
PERFORMANCE SUMMARY                                                                      attractively valued.
                                                                                         We consider selling a bond when:
For the year ended December 31, 2006, AIM V.I. High Yield Fund, excluding variable product issuer charges, outperformed its broad market index but underperformed its
style-specific index. As low quality bonds (CCC-rated) outperformed higher quality             - It becomes fully valued.
bonds (BB- and B-rated) within the high yield market, the Fund's strategy  of
overweighting B-rated bonds hurt its performance relative to its style-specific                - Overall market and economic
benchmark. However, the Fund outperformed its broad market index, the investment         trends indicate that sector emphasis
grade-oriented Lehman Brothers U.S. Aggregate Bond Index, as high yield bonds            should be changed.
outperformed investment grade bonds during the year.
                                                                                               - Fundamentals, such as credit
                                                                                         quality ratings, deteriorate for an
Your Fund's long-term performance appears on pages 4-5.                                  individual issuer or a sector.

FUND VS. INDEXES                                                                               - An unanticipated change occurs
                                                                                         involving an individual issuer or a
Total returns, 12/31/05-12/31/06, excluding variable product issuer charges. If          sector.
variable product issuer charges were included, returns would be lower.


Series I Shares                                                        10.74%
Series II Shares                                                       10.41             MARKET CONDITIONS AND YOUR FUND
Lehman Brothers U.S. Aggregate Bond Index (Broad Market Index)          4.33
Lehman Brothers High Yield Index (Style-Specific Index)                11.85             The U.S. economy continued to show
Lipper High Current Yield Bond Funds Index (Peer Group Index)          10.17             signs of deceleration in growth by the
SOURCE: LIPPER INC.                                                                      end of 2006. Growth in real gross
======================================================================================   domestic product (GDP) slipped to a
                                                                                         2.0% annualized rate in the third
                                                                                         quarter, down from a 2.6% pace in the
                                                                                         second quarter and from a surprisingly
HOW WE INVEST                                                                            strong 5.6% in the first quarter. The
                                                                                         slowdown was mostly attrib-utableto
Your Fund invests primarily in               research. Our top down approach takes       the softening in the housing sector.
lower-rated credit quality corporate         into account overall economic and market    However, the deceleration in
bonds. Our investment discipline focuses     trends. Our bottom-up efforts evaluate      homebuilding did not noticeably impact
on providing attractive current income       individual bond issuers as well as          other segments of the economy, as
for shareholders and consistent              industry sectors.                           consumer spending and business
performance within a framework designed                                                  investment remained solid.
to control volatility. Additionally, we            In conducting our analysis, our
seek growth of shareholders' principal       team uses input from various sources              On December 12, as widely
without exposure to undue risk.              including company financial statements,     anticipated by financial markets, the
                                             rating agencies, news services, Wall        U.S. Federal Reserve Board (the Fed)
      Our security selection process         Street fixed income and equity analysts,    decided to keep the federal funds
utilizes both top-down and bottom-up         economists, company management meetings     target rate at 5.25%. This was the
                                             and internally generated credit analysis.   fourth consecutive meeting that the
                                             Finally,                                    Fed left the rate unchanged after 17
                                                                                         consecutive rate increases. While this
                                                                                         pause benefited the financial markets,
                                                                                         the Fed reiterated that some inflation
                                                                                         risks persist and that future target
                                                                                         interest rate

=================================================================================================================================
PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                        TOP 10 FIXED INCOME ISSUERS*
---------------------------------------------------------------------------------------------------------------------------------
By credit quality                            1. Broadcasting & Cable TV           5.2%    1. Targeted Return IndexSecurities
                                                                                             Trust                            3.7%
BBB                                  0.7%    2. Consumer Finance                  4.3     2. Ford Motor (Ford)                3.5
BB                                  23.1     3. Wireless Telecommunication                3. General Motors (GM/GMAC)         3.2
B                                   56.8        Services                          3.9     4. HCA, Inc.                        1.3
CCC                                  8.8     4. Casinos & Gaming                  3.7     5. Goodyear Tire & Rubber Co. (The) 1.2
NR                                   1.2     5. Investment Banking & Brokerage    3.7     6. Travelport Ltd.                  1.1
Equity                               1.8                                                  7. General Nutrition Centers, Inc.  1.0
Money Market Funds                           Total Net Assets          $59.25 million     8. Caraustar Industries, Inc.       1.0
Plus Other Assets Less Liabilitie    7.6     Total Number of Holdings*            255     9. MGM Mirage                       1.0
                                                                                         10. Rainbow National Services LLC    1.0
SOURCES: MOODY'S, STANDARD & POOR'S,
FITCH

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
=================================================================================================================================

                                                                                           AIM V.I. HIGH YIELD FUND

actions would to depend on incoming          operating territories, benefited from a       The views and opinions expressed in
economic data.                               legal ruling involving Sprint, and the        management's discussion of Fund
                                             company continued to be the subject of        performance are those of AIM Advisors,
      The U.S. Treasury yield curve,         takeover speculation.                         Inc. These views and opinions are subject
which represents the yields of Treasury                                                    to change at any time based on factors
securities with different maturities, was          OM GROUP, a metal-based specialty       such as market and economic conditions.
inverted for much of 2006, as the Fed        materials firm based in Cleveland, Ohio,      These views and opinions may not be
raised short rates through June. That        was another positive contributor to Fund      relied upon as investment advice or
meant that shorter term Treasuries were      performance. The company benefited from       recommendations, or as an offer for a
generally yielding more than longer term     improved commodity prices and improved        particular security. The information is
Treasuries, a reversal of the norm. The      overall operational efficiency. We sold       not a complete analysis of every aspect
two- to 10-year spread was inverted by 11    the stock.                                    of any market, country, industry,
basis points (0.11%) on December 29.                                                       security or the Fund. Statements of fact
                                                   As mentioned earlier, during the        are from sources considered reliable, but
      In 2006, the bond market was           year, we maintained our focus on the          AIM Advisors, Inc. makes no
characterized by low volatility. While       B-rated segment of the high yield             representation or warranty as to their
there was more price movement during the     market--the middle-quality tier and the       completeness or accuracy. Although
first few months of the year, the second     broadest part of the market. Although         historical performance is no guarantee of
half of 2006 was calmer due to a fairly      limiting the exposure to the lowest           future results, these insights may help
complacent market. The U.S. high yield       quality tier (rated CCC and below)            you understand our investment management
market continued to perform well due to      hindered the Fund's performance relative      philosophy.
solid corporate profitability, low           to its style-specific index for 2006, in
defaults and demand for higher yield from    our view, the additional yield offered by             Peter Ehret
investors.                                   most lower quality credits did not                    Chartered
                                             justify the extra risk.                       [EHRET  Financial Analyst, senior
      On a quality basis, CCC-rated bonds                                                  PHOTO]  portfolio manager, is co-lead
continued to outperform higher quality             In addition, we were less focused               manager of AIM V.I. High Yield
debt instruments. Moody's Investors          on the BB-rated category, which is the        Fund. Mr. Ehret joined AIM in 2001. He
Service global speculative-grade             highest quality segment of the high yield     graduated cum laude with a B.S. in
corporate default rate finished the year     market. The lower yield and structure of      economics from the University of
at 1.7%, the lowest year-end level since     BB-rated credit quality bonds                 Minnesota. He also earned an M.S. in real
1996.                                        historically has made them more               estate appraisal and investment analysis
                                             susceptible to price declines if U.S.         from the University of Wisconsin-Madison.
      Among the larger industry              Treasury yields rise.
categories in the high yield market,                                                               Carolyn L. Gibbs
media/cable, airline and automotive were           While the portfolio remained                    Chartered
some of the best performing industry         well-diversified across industries and        [GIBBS  Financial Analyst, senior
segments in 2006, while health care and      issues, some of the Fund's holdings           PHOTO]  portfolio manager, is co-lead
railroads underperformed. The automotive     detracted from performance. HCA had a                 manager of AIM V.I. High Yield
industry continued to remain volatile, as    negative impact on the Fund's                 Fund. Ms. Gibbs has been in the
it was driven by the two largest issuers     performance, as bonds declined on the         investment business since 1983. She
in the high yield market, GENERAL MOTORS     prospect of increased debt due to the         joined AIM in 1992. She graduated magna
(GM/GMAC) AND FORD MOTOR (FORD). The         leveraged buyout of the company.              cum laude from Texas Christian
health care sector was negatively                                                          University, where she earned a B.A. in
affected when a leading hospital                   SELECT MEDICAL CORP., a health care     English. She also earned an M.B.A. in
management company, HOSPITAL CORPORATION     operator of specialty hospitals and           finance from The Wharton School at the
OF AMERICA (HCA), announced the sale of      outpatient rehabilitation clinics, was        University of Pennsylvania.
the company in a leveraged buyout            another detractor from Fund performance.
transaction.                                 Recently, the company's net operating                 Darren S. Hughes
                                             revenue and profit decreased due to the               Chartered
      We increased our exposure to           regulatory changes that have reduced the      [HUGHES Financial Analyst, portfolio
General Motors, GMAC and Ford throughout     payment rates, a decline in Medicare           PHOTO] manager, is manager of AIM V.I.
the year, but maintained an underweight      volume and the competitive nature of the              High Yield Fund. He joined AIM in
position relative to the Fund's              physical therapy practices.                   1992. Mr. Hughes earned a B.B.A. in
style-specific index. Despite our                                                          finance and economics from Baylor
relative underweight positions, which we           Finally, MAGNACHIP SEMICONDUCTOR        University.
viewed as prudent diversification            detracted from performance as a result of
measures, GM/GMAC and Ford were the          new product launch delays, pricing            Assisted by Taxable High Yield Team
Fund's largest holdings and positively       pressure and the resulting lower
contributed to performance for the year.     profitability.                                FOR A DISCUSSION OF THE RISKS OF
                                                                                           INVESTING IN YOUR FUND, INDEXES USED IN
      IPCS, a wireless voice and data        IN CLOSING                                    THIS REPORT AND YOUR FUND'S LONG-TERM
provider company, was one of the top                                                       PERFORMANCE, PLEASE SEE PAGES 4-5.
contributors to Fund performance. IPCS,      We appreciate your continued
which uses the Sprint brand in its           participation in AIM V.I. High Yield
                                             Fund.

YOUR FUND'S LONG-TERM PERFORMANCE                                                          AIM V.I. HIGH YIELD FUND

                                             HISTORICAL. ALL OTHER RETURNS ARE THE               AIM V.I. HIGH YIELD FUND, A SERIES
=========================================    BLENDED RETURNS OF THE HISTORICAL             PORTFOLIO OF AIM VARIABLE INSURANCE
      AVERAGE ANNUAL TOTAL RETURNS           PERFORMANCE OF SERIES II SHARES SINCE         FUNDS, IS CURRENTLY OFFERED THROUGH
-----------------------------------------    THEIR INCEPTION AND THE RESTATED              INSURANCE COMPANIES ISSUING VARIABLE
As of 12/31/06                               HISTORICAL PERFORMANCE OF SERIES I SHARES     PRODUCTS. YOU CANNOT PURCHASE SHARES OF
                                             (FOR PERIODS PRIOR TO INCEPTION OF SERIES     THE FUND DIRECTLY. PERFORMANCE FIGURES
SERIES I SHARES                              II SHARES) ADJUSTED TO REFLECT THE RULE       GIVEN REPRESENT THE FUND AND ARE NOT
Inception (5/1/98)                  2.11%    12B-1 FEES APPLICABLE TO SERIES II            INTENDED TO REFLECT ACTUAL VARIABLE
  5 Years                           8.81     SHARES. THE INCEPTION DATE OF SERIES I        PRODUCT VALUES. THEY DO NOT REFLECT SALES
  1 Year                           10.74     SHARES IS MAY 1, 1998. THE PERFORMANCE OF     CHARGES, EXPENSES AND FEES ASSESSED IN
                                             THE FUND'S SERIES I AND SERIES II SHARE       CONNECTION WITH A VARIABLE PRODUCT. SALES
SERIES II SHARES                             CLASSES WILL DIFFER PRIMARILY DUE TO          CHARGES, EXPENSES AND FEES, WHICH ARE
Inception                           1.88%    DIFFERENT CLASS EXPENSES.                     DETERMINED BY THE VARIABLE PRODUCT
  5 Years                           8.59                                                   ISSUERS, WILL VARY AND WILL LOWER THE
  1 Year                           10.41           THE PERFORMANCE DATA QUOTED             TOTAL RETURN.
=========================================    REPRESENT PAST PERFORMANCE AND CANNOT
                                             GUARANTEE COMPARABLE FUTURE RESULTS;                PER NASD REQUIREMENTS, THE MOST
=========================================    CURRENT PERFORMANCE MAY BE LOWER OR           RECENT MONTH-END PERFORMANCE DATA AT THE
CUMULATIVE TOTAL RETURNS                     HIGHER. PLEASE CONTACT YOUR VARIABLE          FUND LEVEL, EXCLUDING VARIABLE PRODUCT
6 months ended 12/31/06                      PRODUCT ISSUER OR FINANCIAL ADVISOR FOR       CHARGES, IS AVAILABLE ON THIS AIM
Series I Shares                     8.05%    THE MOST RECENT MONTH-END VARIABLE            AUTOMATED INFORMATION LINE, 866-702-4402.
Series II Shares                    7.90     PRODUCT PERFORMANCE. PERFORMANCE FIGURES      AS MENTIONED ABOVE, FOR THE MOST RECENT
=========================================    REFLECT FUND EXPENSES, REINVESTED             MONTH-END PERFORMANCE INCLUDING VARIABLE
                                             DISTRIBUTIONS AND CHANGES IN NET ASSET        PRODUCT CHARGES, PLEASE CONTACT YOUR
                                             VALUE. INVESTMENT RETURN AND PRINCIPAL        VARIABLE PRODUCT ISSUER OR FINANCIAL
SERIES II SHARES' INCEPTION DATE IS MARCH    VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE     ADVISOR.
26, 2002. RETURNS SINCE THAT DATE ARE        A GAIN OR LOSS WHEN YOU SELL SHARES.
====================================================================================================================================

PRINCIPAL RISKS OF INVESTING IN THE FUND     risks, including exchange rate changes,       bankruptcy, the Fund may experience
                                             political and economic upheaval, the          delays in selling the securities
Prices of equity securities change in        relative lack of information about these      underlying the repurchase agreement.
response to many factors including the       companies, relatively low market
historical and prospective earnings of       liquidity and the potential lack of                 There is no guarantee that the
the issuer, the value of its assets,         strict financial and accounting controls      investment techniques and risk analyses
general economic conditions, interest        and standards.                                used by the Fund's portfolio managers
rates, investor perceptions and market                                                     will produce the desired results.
liquidity.                                         Investing in emerging markets
                                             involves greater risk than investing in       ABOUT INDEXES USED IN THIS REPORT
      Debt securities are particularly       more established markets. The risks
vulnerable to credit risk and interest       include the relatively smaller size and       The unmanaged LEHMAN BROTHERS U.S.
rate fluctuations.                           lesser liquidity of these markets, high       AGGREGATE BOND INDEX (the Lehman
                                             inflation rates, adverse political            Aggregate), which represents the U.S.
      The Fund may invest in                 developments and lack of timely               investment-grade fixed-rate bond market
lower-quality debt securities, commonly      information.                                  (including government and corporate
known as "junk bonds". Compared to higher                                                  securities, mortgage pass-through
quality debt securities, junk bonds                To the extent the Fund holds cash       securities and asset-backed securities),
involve greater risk of default or price     or cash equivalents rather than equity        is compiled by Lehman Brothers, a global
changes due to changes in credit quality     securities for risk management purposes,      investment bank.
of the issuer because they are generally     the Fund may not achieve its investment
unsecured and may be subordinated to         objective.                                          The unmanaged LIPPER HIGH CURRENT
other creditors' claims. Credit ratings                                                    YIELD BOND FUNDS INDEX represents an
on junk bonds do not necessarily reflect           If the seller of a repurchase           average of the 30 largest high-yield bond
their actual market risk.                    agreement in which the Fund invests           funds tracked by Lipper Inc., an
                                             defaults on its obligation or declares        independent mutual fund performance
      Foreign securities have additional                                                   monitor.

                                                              Continue on page 5

                                                                                           AIM V.I. HIGH YIELD FUND

Past performance cannot guarantee            vertical axis, the one that indicates the
comparable future results.                   dollar value of an investment, is
                                             constructed with each segment
      This chart, which is a logarithmic     representing a percent change in the
chart, presents the fluctuations in the      value of the investment. In this chart,
value of the Fund and its indexes. We        each segment represents a doubling, or
believe that a logarithmic chart is more     100% change, in the value of the
effective than other types of charts in      investment. In other words, the space
illustrating changes in value during the     between $5,000 and $10,000 is the same
early years shown in the chart. The          size as the space between $10,000 and
                                             $20,000.
====================================================================================================================================

Continued from page 4

      The unmanaged LEHMAN BROTHERS HIGH           A direct investment cannot be made      of Morgan Stanley Capital International
YIELD INDEX, which represents the            in an index. Unless otherwise indicated,      Inc. and Standard & Poor's.
performance of high-yield debt               index results include reinvested
securities, is compiled by Lehman            dividends, and they do not reflect sales            The returns shown in management's
Brothers, a global investment bank.          charges. Performance of an index of funds     discussion of Fund performance are based
                                             reflects fund expenses; performance of a      on net asset values calculated for
      In conjunction with the annual         market index does not.                        shareholder transactions. Generally
prospectus update on or about May 1,                                                       accepted accounting principles require
2007, the AIM V.I. High Yield Fund           Other information                             adjustments to be made to the net assets
prospectus will be amended to reflect                                                      of the Fund at period end for financial
that the Fund has elected to use the         The average credit quality of the Fund's      reporting purposes, and as such, the net
Lipper Variable Underlying Funds (VUF)       holdings as of the close of the reporting     asset values for shareholder transactions
High Current Yield Bond Funds Category       period represents the weighted average        and the returns based on those net asset
Average as its peer group rather than the    quality rating of the securities in the       values may differ from the net asset
Lipper High Current Yield Bond Funds         portfolio as assigned by Nationally           values and returns reported in the
Index. The Lipper VUF High Current Yield     Recognized Statistical Rating                 Financial Highlights. Additionally, the
Bond Funds Category Average, recently        Organizations based on assessment of the      returns and net asset values shown
published by Lipper Inc., comprises the      credit quality of the individual              throughout this report are at the Fund
underlying funds in each insurance           securities.                                   level only and do not include variable
category and does not include mortality                                                    product issuer charges. If such charges
and expense fees.                                  Industry classifications used in        were included, the total returns would be
                                             this report are generally according to        lower.
      The Fund is not managed to track       the Global Industry Classification
the performance of any particular index,     Standard, which was developed by and is             The Chartered Financial Analyst
including the indexes defined here, and      the exclusive property and a service mark     -REGISTERED TRADEMARK-- (CFA --REGISTERED
consequently, the performance of the Fund                                                  TRADEMARK--) designation is a globally
may deviate significantly from the                                                         recognized standard for measuring the
performance of the indexes.                                                                competence and integrity of investment
                                                                                           professionals.

=============================================================================================================================
                                                      [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Index data from 4/30/98, Fund data from 5/1/98

                    AIM V.I. HIGH YIELD FUND          LEHMAN BROTHERS         LEHMAN BROTHERS       LIPPER HIGH CURRENT YIELD
  DATE                  -SERIES I SHARES         U.S. AGGREGATE BOND INDEX    HIGH YIELD INDEX           BOND FUNDS INDEX
-----------------------------------------------------------------------------------------------------------------------------
4/30/98                                                  $10000                   $10000                     $10000
   5/98                      $10080                       10095                    10035                       9989
   6/98                       10050                       10180                    10071                      10006
   7/98                       10090                       10202                    10128                      10075
   8/98                        9410                       10368                     9569                       9307
   9/98                        9129                       10611                     9612                       9251
  10/98                        8790                       10555                     9416                       9041
  11/98                        9279                       10615                     9806                       9572
  12/98                        9239                       10647                     9817                       9542
   1/99                        9374                       10723                     9963                       9715
   2/99                        9479                       10535                     9904                       9676
   3/99                        9584                       10594                     9999                       9847
   4/99                        9929                       10627                    10192                      10101
   5/99                        9772                       10534                    10054                       9909
   6/99                        9803                       10501                    10033                       9911
   7/99                        9939                       10456                    10073                       9914
   8/99                        9835                       10451                     9962                       9813
   9/99                        9720                       10572                     9890                       9737
  10/99                        9667                       10611                     9825                       9709
  11/99                        9918                       10610                     9940                       9880
  12/99                       10211                       10559                    10052                       9999
   1/00                       10336                       10525                    10008                       9950
   2/00                       10506                       10652                    10028                      10020
   3/00                       10211                       10792                     9817                       9847
   4/00                        9928                       10761                     9833                       9804
   5/00                        9646                       10756                     9732                       9629
   6/00                        9883                       10980                     9930                       9807
   7/00                        9826                       11080                    10006                       9825
   8/00                        9769                       11240                    10074                       9876
   9/00                        9622                       11311                     9986                       9731
  10/00                        8750                       11386                     9666                       9398
  11/00                        8139                       11572                     9284                       8874
  12/00                        8270                       11787                     9463                       9028
   1/01                        8998                       11979                    10172                       9627
   2/01                        8986                       12084                    10307                       9657
   3/01                        8479                       12145                    10065                       9337
   4/01                        8232                       12094                     9939                       9214
   5/01                        8310                       12167                    10118                       9314
   6/01                        7933                       12213                     9834                       9040
   7/01                        7907                       12486                     9979                       9093
   8/01                        7919                       12629                    10097                       9133
   9/01                        7334                       12776                     9418                       8488
  10/01                        7581                       13044                     9651                       8682
  11/01                        7919                       12864                    10003                       8958
  12/01                        7858                       12782                     9962                       8934
   1/02                        7858                       12886                    10032                       8955
   2/02                        7621                       13010                     9892                       8797
   3/02                        7784                       12794                    10130                       8971
   4/02                        7829                       13042                    10288                       9065
   5/02                        7740                       13153                    10235                       8974
   6/02                        7311                       13267                     9480                       8469
   7/02                        7045                       13427                     9066                       8191
   8/02                        7119                       13653                     9325                       8332
   9/02                        7045                       13874                     9202                       8216
  10/02                        6956                       13811                     9122                       8164
  11/02                        7297                       13808                     9687                       8635
  12/02                        7400                       14093                     9822                       8719
   1/03                        7548                       14105                    10149                       8912
   2/03                        7622                       14300                    10274                       9031
   3/03                        7829                       14289                    10570                       9256
   4/03                        8229                       14407                    11197                       9711
   5/03                        8347                       14676                    11313                       9826
   6/03                        8584                       14646                    11638                      10091
   7/03                        8525                       14154                    11510                      10013
   8/03                        8629                       14248                    11643                      10148
   9/03                        8851                       14625                    11961                      10394
  10/03                        9073                       14489                    12202                      10627
  11/03                        9221                       14523                    12387                      10751
  12/03                        9475                       14671                    12668                      11017
   1/04                        9682                       14789                    12910                      11194
   2/04                        9635                       14949                    12877                      11172
   3/04                        9650                       15061                    12965                      11214
   4/04                        9682                       14669                    12876                      11189
   5/04                        9476                       14611                    12658                      11016
=============================================================================================================================

                                                             Source: Lipper Inc.

=============================================================================================================================
                                                      [MOUNTAIN CHART]
 6/04                  9634                       14693                    12840                      11170
 7/04                  9713                       14839                    13014                      11259
 8/04                  9903                       15122                    13270                      11443
 9/04                 10062                       15163                    13462                      11602
10/04                 10252                       15290                    13706                      11808
11/04                 10394                       15168                    13871                      11976
12/04                 10540                       15308                    14078                      12156
 1/05                 10557                       15404                    14059                      12126
 2/05                 10786                       15313                    14266                      12312
 3/05                 10475                       15234                    13851                      11985
 4/05                 10312                       15440                    13716                      11845
 5/05                 10508                       15608                    13960                      12035
 6/05                 10687                       15693                    14234                      12228
 7/05                 10867                       15550                    14483                      12418
 8/05                 10900                       15749                    14510                      12477
 9/05                 10785                       15587                    14365                      12396
10/05                 10671                       15464                    14265                      12294
11/05                 10736                       15532                    14340                      12406
12/05                 10826                       15680                    14463                      12521
 1/06                 10952                       15680                    14694                      12682
 2/06                 11078                       15733                    14792                      12788
 3/06                 11132                       15578                    14880                      12841
 4/06                 11167                       15550                    14972                      12915
 5/06                 11167                       15533                    14970                      12886
 6/06                 11096                       15566                    14917                      12815
 7/06                 11186                       15777                    15063                      12912
 8/06                 11347                       16018                    15308                      13088
 9/06                 11473                       16159                    15525                      13233
10/06                 11635                       16266                    15736                      13424
11/06                 11814                       16455                    16000                      13656
12/06                 11987                       16359                    16176                      13794
=============================================================================================================================

CALCULATING YOUR ONGOING FUND EXPENSES                                                     AIM V.I. HIGH YIELD FUND

EXAMPLE                                      ACTUAL EXPENSES                               actual expense ratio and an assumed rate
                                                                                           of return of 5% per year before expenses,
As a shareholder of the Fund, you incur      The table below provides information          which is not the Fund's actual return.
ongoing costs, including management fees;    about actual account values and actual        The Fund's actual cumulative total
distribution and/or service (12b-1) fees;    expenses. You may use the information in      returns at net asset value after expenses
and other Fund expenses. This example is     this table, together with the amount you      for the six months ended December 31,
intended to help you understand your         invested, to estimate the expenses that       2006, appear in the table "Cumulative
ongoing costs (in dollars) of investing      you paid over the period. Simply divide       Total Returns" on page 4.
in the Fund and to compare these costs       your account value by $1,000 (for
with ongoing costs of investing in other     example, an $8,600 account value divided            The hypothetical account values and
mutual funds. The example is based on an     by $1,000 = 8.6), then multiply the           expenses may not be used to estimate the
investment of $1,000 invested at the         result by the number in the table under       actual ending account balance or expenses
beginning of the period and held for the     the heading entitled "Actual Expenses         you paid for the period. You may use this
entire period July 1, 2006, through          Paid During Period" to estimate the           information to compare the ongoing costs
December 31, 2006.                           expenses you paid on your account during      of investing in the Fund and other funds.
                                             this period.                                  To do so, compare this 5% hypothetical
      The actual and hypothetical                                                          example with the 5% hypothetical examples
expenses in the examples below do not        HYPOTHETICAL EXAMPLE FOR COMPARISON           that appear in the shareholder reports of
represent the effect of any fees or other    PURPOSES                                      the other funds.
expenses assessed in connection with a
variable product; if they did, the           The table below also provides information           Please note that the expenses shown
expenses shown would be higher while the     about hypothetical account values and         in the table are meant to highlight your
ending account values shown would be         hypothetical expenses based on the Fund's     ongoing costs. Therefore, the
lower.                                                                                     hypothetical information is useful in
                                                                                           comparing ongoing costs, and will not
                                                                                           help you determine the relative total
                                                                                           costs of owning different funds.
====================================================================================================================================

                                             ACTUAL                           HYPOTHETICAL
                                                                 (5% ANNUAL RETURN BEFORE EXPENSES)
                  BEGINNING          ENDING         EXPENSES        ENDING         EXPENSES            ANNUALIZED
  SHARE         ACCOUNT VALUE    ACCOUNT VALUE    PAID DURING    ACCOUNT VALUE    PAID DURING           EXPENSE
  CLASS           (7/1/06)       (12/31/06)(1)     PERIOD(2)       (12/31/06)      PERIOD(2)             RATIO
------------------------------------------------------------------------------------------------------------------------------------
Series I       $   1,000.00      $  1,080.50       $   5.03      $  1,020.37      $   4.89               0.96%
Series II          1,000.00         1,079.00           6.34         1,019.11          6.16               1.21

(1)   The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December
      31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 4.

(2)   Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

                                                                                           AIM V.I. HIGH YIELD FUND
Approval of Investment Advisory Agreement    services to be provided by AIM under the      performance, which did not change their
The Board of Trustees of AIM Variable        Advisory Agreement was appropriate and        conclusions.
Insurance Funds (the "Board") oversees       that AIM currently is providing services
the management of AIM V.I. High Yield        in accordance with the terms of the           - Meetings with the Fund's portfolio
Fund (the "Fund") and, as required by        Advisory Agreement.                           managers and investment personnel. With
law, determines annually whether to                                                        respect to the Fund, the Board is meeting
approve the continuance of the Fund's        - The quality of services to be provided      periodically with such Fund's portfolio
advisory agreement with A I M Advisors,      by AIM. The Board reviewed the                managers and/or other investment
Inc. ("AIM"). Based upon the                 credentials and experience of the             personnel and believes that such
recommendation of the Investments            officers and employees of AIM who will        individuals are competent and able to
Committee of the Board, at a meeting held    provide investment advisory services to       continue to carry out their
on June 27, 2006, the Board, including       the Fund. In reviewing the qualifications     responsibilities under the Advisory
all of the independent trustees, approved    of AIM to provide investment advisory         Agreement.
the continuance of the advisory agreement    services, the Board considered such
(the "Advisory Agreement") between the       issues as AIM's portfolio and product         - Overall performance of AIM. The Board
Fund and AIM for another year, effective     review process, various back office           considered the overall performance of AIM
July 1, 2006.                                support functions provided by AIM and         in providing investment advisory and
                                             AIM's equity and fixed income trading         portfolio administrative services to the
      The Board considered the factors       operations. Based on the review of these      Fund and concluded that such performance
discussed below in evaluating the            and other factors, the Board concluded        was satisfactory.
fairness and reasonableness of the           that the quality of services to be
Advisory Agreement at the meeting on June    provided by AIM was appropriate and that      - Fees relative to those of clients of
27, 2006 and as part of the Board's          AIM currently is providing satisfactory       AIM with comparable investment
ongoing oversight of the Fund. In their      services in accordance with the terms of      strategies. The Board reviewed the
deliberations, the Board and the             the Advisory Agreement.                       effective advisory fee rate (before
independent trustees did not identify any                                                  waivers) for the Fund under the Advisory
particular factor that was controlling,      - The performance of the Fund relative to     Agreement. The Board noted that this rate
and each trustee attributed different        comparable funds. The Board reviewed the      was (i) above the effective advisory fee
weights to the various factors.              performance of the Fund during the past       rate (before waivers) for a mutual fund
                                             one, three and five calendar years            advised by AIM with investment strategies
      One responsibility of the              against the performance of funds advised      comparable to those of the Fund; and (ii)
independent Senior Officer of the Fund is    by other advisors with investment             above the effective sub-advisory fee rate
to manage the process by which the Fund's    strategies comparable to those of the         for one offshore fund advised and
proposed management fees are negotiated      Fund. The Board noted that the Fund's         sub-advised by AIM affiliates with
to ensure that they are negotiated in a      performance was above the median              investment strategies comparable to those
manner which is at arms' length and          performance of such comparable funds for      of the Fund, although the total advisory
reasonable. To that end, the Senior          the one and three year periods and below      fees for such offshore fund were
Officer must either supervise a              such median performance for the five year     comparable to those for the Fund. The
competitive bidding process or prepare an    period. Based on this review and after        Board noted that AIM has agreed to limit
independent written evaluation. The          taking account of all of the other            the Fund's total operating expenses, as
Senior Officer has recommended an            factors that the Board considered in          discussed below. Based on this review,
independent written evaluation in lieu of    determining whether to continue the           the Board concluded that the advisory fee
a competitive bidding process and, upon      Advisory Agreement for the Fund, the          rate for the Fund under the Advisory
the direction of the Board, has prepared     Board concluded that no changes should be     Agreement was fair and reasonable.
such an independent written evaluation.      made to the Fund and that it was not
Such written evaluation also considered      necessary to change the Fund's portfolio      - Fees relative to those of comparable
certain of the factors discussed below.      management team at this time. Although        funds with other advisors. The Board
In addition, as discussed below, the         the independent written evaluation of the     reviewed the advisory fee rate for the
Senior Officer made a recommendation to      Fund's Senior Officer (discussed below)       Fund under the Advisory Agreement. The
the Board in connection with such written    only considered Fund performance through      Board compared effective contractual
evaluation.                                  the most recent calendar year, the Board      advisory fee rates at a common asset
                                             also reviewed more recent Fund                level at the end of the past calendar
      The discussion below serves as a       performance, which did not change their       year and noted that the Fund's rate was
summary of the Senior Officer's              conclusions.                                  comparable to the median rate of the
independent written evaluation and                                                         funds advised by other advisors with
recommendation to the Board in connection    - The performance of the Fund relative to     investment strategies comparable to those
therewith, as well as a discussion of the    indices. The Board reviewed the               of the Fund that the Board reviewed. The
material factors and the conclusions with    performance of the Fund during the past       Board noted that AIM has agreed to limit
respect thereto that formed the basis for    one, three and five calendar years            the Fund's total operating expenses, as
the Board's approval of the Advisory         against the performance of the Lipper         discussed below. Based on this review,
Agreement. After consideration of all of     Variable Underlying Fund High Yield           the Board concluded that the advisory fee
the factors below and based on its           Index. The Board noted that the Fund's        rate for the Fund under the Advisory
informed business judgment, the Board        performance for the one and three year        Agreement was fair and reasonable.
determined that the Advisory Agreement is    periods was comparable to the performance
in the best interests of the Fund and its    of such Index and below such Index for        - Expense limitations and fee waivers.
shareholders and that the compensation to    the five year period. Based on this           The Board noted that AIM has
AIM under the Advisory Agreement is fair     review and after taking account of all of     contractually agreed to waive fees and/or
and reasonable and would have been           the other factors that the Board              limit expenses of the Fund through April
obtained through arm's length                considered in determining whether to          30, 2008 in an amount necessary to limit
negotiations.                                continue the Advisory Agreement for the       total annual operating expenses to a
                                             Fund, the Board concluded that no changes     specified percentage of average daily net
      Unless otherwise stated,               should be made to the Fund and that it        assets for each class of the Fund. The
information presented below is as of June    was not necessary to change the Fund's        Board considered the contractual nature
27, 2006 and does not reflect any changes    portfolio management team at this time.       of this fee waiver/expense limitation and
that may have occurred since June 27,        Although the independent written              noted that it remains in effect until
2006, including but not limited to           evaluation of the Fund's Senior Officer       April 30, 2008. The Board considered the
changes to the Fund's performance,           (discussed below) only considered Fund        effect this fee waiver/expense limitation
advisory fees, expense limitations and/or    performance through the most recent           would have on the Fund's estimated
fee waivers.                                 calendar year, the Board also reviewed        expenses and concluded that the levels of
                                             more recent Fund                              fee waivers/expense limitations for the
- The nature and extent of the advisory                                                    Fund were fair and reasonable.
services to be provided by AIM. The Board
reviewed the services to be provided by
AIM under the Advisory Agreement. Based
on such review, the Board concluded that
the range of

                                                                                           AIM V.I. HIGH YIELD FUND
- Breakpoints and economies of scale. The    - Profitability of AIM and its                - Other factors and current trends. The
Board reviewed the structure of the          affiliates. The Board reviewed                Board considered the steps that AIM and
Fund's advisory fee under the Advisory       information concerning the profitability      its affiliates have taken over the last
Agreement, noting that it includes three     of AIM's (and its affiliates') investment     several years, and continue to take, in
breakpoints. The Board reviewed the level    advisory and other activities and its         order to improve the quality and
of the Fund's advisory fees, and noted       financial condition. The Board considered     efficiency of the services they provide
that such fees, as a percentage of the       the overall profitability of AIM, as well     to the Funds in the areas of investment
Fund's net assets, would decrease as net     as the profitability of AIM in connection     performance, product line
assets increase because the Advisory         with managing the Fund. The Board noted       diversification, distribution, fund
Agreement includes breakpoints. The Board    that AIM's operations remain profitable,      operations, shareholder services and
noted that, due to the Fund's asset          although increased expenses in recent         compliance. The Board concluded that
levels at the end of the past calendar       years have reduced AIM's profitability.       these steps taken by AIM have improved,
year and the way in which the advisory       Based on the review of the profitability      and are likely to continue to improve,
fee breakpoints have been structured, the    of AIM's and its affiliates' investment       the quality and efficiency of the
Fund has yet to benefit from the             advisory and other activities and its         services AIM and its affiliates provide
breakpoints. The Board concluded that the    financial condition, the Board concluded      to the Fund in each of these areas, and
Fund's fee levels under the Advisory         that the compensation to be paid by the       support the Board's approval of the
Agreement therefore would reflect            Fund to AIM under its Advisory Agreement      continuance of the Advisory Agreement for
economies of scale at higher asset levels    was not excessive.                            the Fund.
and that it was not necessary to change
the advisory fee breakpoints in the          - Benefits of soft dollars to AIM. The
Fund's advisory fee schedule.                Board considered the benefits realized by
                                             AIM as a result of brokerage transactions
- Investments in affiliated money market     executed through "soft dollar"
funds. The Board also took into account      arrangements. Under these arrangements,
the fact that uninvested cash and cash       brokerage commissions paid by the Fund
collateral from securities lending           and/or other funds advised by AIM are
arrangements, if any (collectively, "cash    used to pay for research and execution
balances") of the Fund may be invested in    services. This research may be used by
money market funds advised by AIM            AIM in making investment decisions for
pursuant to the terms of an SEC exemptive    the Fund. The Board concluded that such
order. The Board found that the Fund may     arrangements were appropriate.
realize certain benefits upon investing
cash balances in AIM advised money market    - AIM's financial soundness in light of
funds, including a higher net return,        the Fund's needs. The Board considered
increased liquidity, increased               whether AIM is financially sound and has
diversification or decreased transaction     the resources necessary to perform its
costs. The Board also found that the Fund    obligations under the Advisory Agreement,
will not receive reduced services if it      and concluded that AIM has the financial
invests its cash balances in such money      resources necessary to fulfill its
market funds. The Board noted that, to       obligations under the Advisory Agreement.
the extent the Fund invests uninvested
cash in affiliated money market funds,       - Historical relationship between the
AIM has voluntarily agreed to waive a        Fund and AIM. In determining whether to
portion of the advisory fees it receives     continue the Advisory Agreement for the
from the Fund attributable to such           Fund, the Board also considered the prior
investment. The Board further determined     relationship between AIM and the Fund, as
that the proposed securities lending         well as the Board's knowledge of AIM's
program and related procedures with          operations, and concluded that it was
respect to the lending Fund is in the        beneficial to maintain the current
best interests of the lending Fund and       relationship, in part, because of such
its respective shareholders. The Board       knowledge. The Board also reviewed the
therefore concluded that the investment      general nature of the non-investment
of cash collateral received in connection    advisory services currently performed by
with the securities lending program in       AIM and its affiliates, such as
the money market funds according to the      administrative, transfer agency and
procedures is in the best interests of       distribution services, and the fees
the lending Fund and its respective          received by AIM and its affiliates for
shareholders.                                performing such services. In addition to
                                             reviewing such services, the trustees
- Independent written evaluation and         also considered the organizational
recommendations of the Fund's Senior         structure employed by AIM and its
Officer. The Board noted that, upon their    affiliates to provide those services.
direction, the Senior Officer of the         Based on the review of these and other
Fund, who is independent of AIM and AIM's    factors, the Board concluded that AIM and
affiliates, had prepared an independent      its affiliates were qualified to continue
written evaluation in order to assist the    to provide non-investment advisory
Board in determining the reasonableness      services to the Fund, including
of the proposed management fees of the       administrative, transfer agency and
AIM Funds, including the Fund. The Board     distribution services, and that AIM and
noted that the Senior Officer's written      its affiliates currently are providing
evaluation had been relied upon by the       satisfactory non-investment advisory
Board in this regard in lieu of a            services.
competitive bidding process. In
determining whether to continue the
Advisory Agreement for the Fund, the
Board considered the Senior Officer's
written evaluation.

AIM V.I. High Yield Fund

SCHEDULE OF INVESTMENTS

December 31, 2006


                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
BONDS & NOTES-86.68%

AEROSPACE & DEFENSE-1.85%

Argo-Tech Corp., Sr. Unsec. Gtd. Global
  Notes, 9.25%, 06/01/11(a)                    $  261,000   $   284,490
-----------------------------------------------------------------------
Armor Holdings, Inc., Sr. Sub. Global Notes,
  8.25%, 08/15/13(a)                              160,000       166,600
-----------------------------------------------------------------------
DRS Technologies, Inc.,
  Sr. Gtd. Notes, 6.63%, 02/01/16(a)              165,000       167,681
-----------------------------------------------------------------------
  Sr. Unsec. Conv. Putable Notes, 2.00%,
  02/01/11 (Acquired 01/30/06; Cost
  $110,000)(a)(b)                                 110,000       116,325
-----------------------------------------------------------------------
Hexcel Corp., Sr. Unsec. Sub. Global Notes,
  6.75%, 02/01/15(a)                              367,000       361,954
=======================================================================
                                                              1,097,050
=======================================================================

AIRLINES-0.37%

Continental Airlines Inc., Unsec. Unsub.
  Notes, 8.75%, 12/01/11(a)                        60,000        60,600
-----------------------------------------------------------------------
Delta Air Lines Inc.-Series 02-1, Class C,
  Pass Through Ctfs., 7.78%, 01/02/12(a)          157,234       157,038
=======================================================================
                                                                217,638
=======================================================================

ALTERNATIVE CARRIERS-1.03%

Hughes Network Systems LLC/HNS Finance Corp.,
  Sr. Unsec. Gtd. Global Notes, 9.50%,
  04/15/14(a)                                     105,000       109,594
-----------------------------------------------------------------------
Level 3 Communications Inc., Sr. Unsec.
  Unsub. Global Notes, 11.50%, 03/01/10(a)        180,000       191,250
-----------------------------------------------------------------------
Level 3 Financing Inc., Sr. Notes, 9.25%,
  11/01/14 (Acquired 10/25/06-12/13/06; Cost
  $308,238)(a)(b)                                 305,000       312,244
=======================================================================
                                                                613,088
=======================================================================

ALUMINUM-0.47%

Century Aluminum Co., Sr. Unsec. Gtd. Global
  Notes, 7.50%, 08/15/14(a)                       103,000       104,545
-----------------------------------------------------------------------
Novelis Inc. (Canada), Sr. Notes, 8.25%,
  02/15/15 (Acquired 05/25/06-06/20/06; Cost
  $172,225)(a)(b)                                 180,000       174,150
=======================================================================
                                                                278,695
=======================================================================

APPAREL RETAIL-0.69%

Payless ShoeSource, Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 8.25%, 08/01/13(a)           390,000       406,575
=======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-2.29%

American Achievement Corp., Sr. Unsec. Gtd.
  Sub. Global Notes, 8.25%, 04/01/12(a)           145,000       149,531
-----------------------------------------------------------------------
Broder Brothers Co.-Series B, Sr. Unsec. Gtd.
  Global Notes, 11.25%, 10/15/10(a)               426,000       416,415
-----------------------------------------------------------------------
Hanesbrands Inc., Sr. Floating Rate Notes,
  8.74%, 12/15/14 (Acquired 12/11/06; Cost
  $60,000)(a)(b)(c)                                60,000        61,275
-----------------------------------------------------------------------
Levi Strauss & Co., Sr. Unsec. Unsub. Global
  Notes, 8.88%, 04/01/16(a)(d)                    300,000       314,250
-----------------------------------------------------------------------

                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

APPAREL, ACCESSORIES & LUXURY GOODS-(CONTINUED)

Perry Ellis International, Inc.-Series B, Sr.
  Sub. Global Notes, 8.88%, 09/15/13(a)        $  212,000   $   214,120
-----------------------------------------------------------------------
Warnaco Inc., Sr. Unsec. Global Notes, 8.88%,
  06/15/13(a)                                     187,000       199,623
=======================================================================
                                                              1,355,214
=======================================================================

AUTO PARTS & EQUIPMENT-2.05%

Cooper-Standard Automotive Inc., Sr. Unsec.
  Gtd. Global Notes, 7.00%, 12/15/12(a)(d)        165,000       148,500
-----------------------------------------------------------------------
Delphi Corp., Global Notes, 6.50%,
  05/01/09(a)(e)                                  105,000       118,650
-----------------------------------------------------------------------
Lear Corp., Sr. Notes,
  8.50%, 12/01/13 (Acquired 11/20/06; Cost
  $90,000)(a)(b)                                   90,000        87,862
-----------------------------------------------------------------------
  8.75%, 12/01/16 (Acquired 11/20/06; Cost
  $120,000)(a)(b)                                 120,000       116,700
-----------------------------------------------------------------------
Tenneco Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 8.63%, 11/15/14(a)                       160,000       164,600
-----------------------------------------------------------------------
TRW Automotive Inc., Sr. Global Notes, 9.38%,
  02/15/13(a)                                     243,000       261,225
-----------------------------------------------------------------------
Visteon Corp., Sr. Unsec. Notes, 7.00%,
  03/10/14(a)(d)                                  360,000       318,150
=======================================================================
                                                              1,215,687
=======================================================================

AUTOMOBILE MANUFACTURERS-2.34%

Ford Motor Co.,
  Sr. Unsec. Conv. Putable Notes, 4.25%,
  12/20/16(a)                                     305,000       329,223
-----------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 7.45%,
  07/16/31(a)(d)                                  305,000       239,614
-----------------------------------------------------------------------
General Motors Corp.,
  Global Notes, 7.20%, 01/15/11(a)                350,000       340,375
-----------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Deb., 8.38%,
  07/15/33(a)(d)                                  515,000       477,663
=======================================================================
                                                              1,386,875
=======================================================================

BROADCASTING & CABLE TV-5.00%

Adelphia Communications Corp., Sr. Unsec.
  Unsub. Notes, 10.88%, 10/01/10(a)(d)(e)         178,000       163,760
-----------------------------------------------------------------------
CCH I Holdings LLC/CCH I Holdings Captial
  Corp., Sr. Sec. Gtd. Global Notes, 11.00%,
  10/01/15(a)                                     300,000       309,000
-----------------------------------------------------------------------
CSC Holdings, Inc. Series B, Sr. Unsec.
  Unsub. Notes,
  7.63%, 04/01/11(a)                              392,000       401,310
-----------------------------------------------------------------------
Echostar DBS Corp., Sr. Unsec. Gtd. Global
  Notes,
  6.38%, 10/01/11(a)                              280,000       279,650
-----------------------------------------------------------------------
  7.00%, 10/01/13(a)                              120,000       120,300
-----------------------------------------------------------------------
Intelsat Subsidiary Holding Co. Ltd.
  (Bermuda), Sr. Global Notes, 8.25%,
  01/15/13(a)                                     357,000       366,371
-----------------------------------------------------------------------
Mediacom Broadband LLC/Mediacom Broadband
  Corp.,
  Sr. Notes, 8.50%, 10/15/15 (Acquired
  09/28/06; Cost $119,100)(a)(b)                  120,000       122,400
-----------------------------------------------------------------------
  Sr. Unsec. Global Notes, 8.50%, 10/15/15(a)     155,000       157,325
-----------------------------------------------------------------------

AIM V.I. High Yield Fund


                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
BROADCASTING & CABLE TV-(CONTINUED)

NTL Cable PLC (United Kingdom), Sr. Unsec.
  Gtd. Global Notes, 8.75%, 04/15/14(a)        $  105,000   $   110,513
-----------------------------------------------------------------------
Rainbow National Services LLC, Sr. Notes,
  8.75%, 09/01/12 (Acquired
  08/13/04-09/22/06; Cost $556,527)(a)(b)         538,000       567,590
-----------------------------------------------------------------------
Videotron Ltee (Canada), Sr. Unsec. Gtd.
  Global Notes,
  6.88%, 01/15/14(a)                              212,000       215,180
-----------------------------------------------------------------------
XM Satellite Radio Inc., Sr. Unsec. Gtd.
  Floating Rate Global Notes, 9.87%,
  05/01/13(a)(c)                                  155,000       151,900
=======================================================================
                                                              2,965,299
=======================================================================

BUILDING PRODUCTS-1.56%

Associated Materials Inc.,
  Sr. Unsec. Disc. Global Notes, 11.25%,
  03/01/14(a)(f)                                  120,000        81,600
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Global Notes,
  9.75%, 04/15/12(a)                              120,000       124,200
-----------------------------------------------------------------------
Goodman Global Holdings Inc.,
  Sr. Unsec. Sub. Global Notes, 7.88%,
  12/15/12(a)(d)                                  224,000       221,760
-----------------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Floating Rate
  Global Notes, 8.36%, 06/15/12(a)(c)             270,000       276,075
-----------------------------------------------------------------------
Indalex Holding Corp., Sr. Sec. Notes,
  11.50%, 02/01/14 (Acquired
  04/13/06-04/24/06; Cost $204,950)(a)(b)         210,000       219,450
=======================================================================
                                                                923,085
=======================================================================

CASINOS & GAMING-3.73%

Galaxy Entertainment Finance Co. Ltd.
  (China), Gtd. Notes, 9.88%, 12/15/12
  (Acquired 12/04/06; Cost $31,950)(a)(b)          30,000        32,288
-----------------------------------------------------------------------
Harrah's Operating Co., Inc., Notes,
  6.50%, 06/01/16(a)                              365,000       328,317
-----------------------------------------------------------------------
Isle of Capri Casinos, Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 7.00%, 03/01/14(a)           180,000       179,100
-----------------------------------------------------------------------
MGM Mirage,
  Sr. Unsec. Gtd. Global Notes, 6.63%,
  07/15/15(a)                                     273,000       262,080
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes, 7.63%, 01/15/17(a)       305,000       308,050
-----------------------------------------------------------------------
Penn National Gaming, Inc., Sr. Unsec. Sub.
  Global Notes, 6.75%, 03/01/15(a)                199,000       197,508
-----------------------------------------------------------------------
Poster Financial Group Inc., Sr. Sec. Global
  Notes, 8.75%, 12/01/11(a)                       439,000       460,401
-----------------------------------------------------------------------
Seneca Gaming Corp., Sr. Global Notes, 7.25%,
  05/01/12(a)                                     124,000       127,100
-----------------------------------------------------------------------
Station Casinos, Inc., Sr. Unsec. Global
  Notes,
  6.00%, 04/01/12(a)                              140,000       132,650
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 7.75%, 08/15/16(a)            180,000       182,025
=======================================================================
                                                              2,209,519
=======================================================================

COAL & CONSUMABLE FUELS-0.51%

Massey Energy Co., Sr. Global Notes, 6.63%,
  11/15/10(a)                                     300,000       300,375
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------


COMMERCIAL PRINTING-0.45%

Quebecor World Capital Corp. (Canada), Sr.
  Notes, 8.75%, 03/15/16 (Acquired
  12/06/06-12/13/06; Cost $264,288)(a)(b)      $  275,000   $   265,375
=======================================================================

COMMODITY CHEMICALS-0.99%

BCP Crystal US Holdings Corp., Sr. Sub.
  Global Notes,
  9.63%, 06/15/14(a)                              111,000       122,932
-----------------------------------------------------------------------
Lyondell Chemical Co., Sr. Unsec. Gtd. Global
  Notes,
  8.25%, 09/15/16(a)                              120,000       126,600
-----------------------------------------------------------------------
Montell Finance Co. B.V. (Netherlands),
  Unsec. Gtd. Yankee Deb., 8.10%, 03/15/27
  (Acquired 01/06/05-09/22/06; Cost
  $327,683)(a)(b)                                 347,000       334,855
=======================================================================
                                                                584,387
=======================================================================

COMMUNICATIONS EQUIPMENT-0.65%

MasTec, Inc.-Series B, Sr. Sub. Notes, 7.75%,
  02/01/08(a)                                     325,000       324,188
-----------------------------------------------------------------------
Superior Essex Communications LLC/Essex Group
  Inc., Sr. Global Notes, 9.00%, 04/15/12(a)       60,000        62,700
=======================================================================
                                                                386,888
=======================================================================

CONSTRUCTION & ENGINEERING-0.55%

Great Lakes Dredge & Dock Corp., Sr. Unsec.
  Gtd. Sub. Global Notes, 7.75%, 12/15/13(a)      331,000       326,035
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.62%

Esco Corp., Sr. Notes, 8.63%, 12/15/13
  (Acquired 12/12/06; Cost $55,000)(a)(b)          55,000        56,513
-----------------------------------------------------------------------
Titan International Inc., Sr. Notes, 8.00%,
  01/15/12 (Acquired 12/19/06; Cost
  $120,000)(a)(b)                                 120,000       121,350
-----------------------------------------------------------------------
Wabtec Corp., Sr. Unsec. Gtd. Global Notes,
  6.88%, 07/31/13(a)                              190,000       190,000
=======================================================================
                                                                367,863
=======================================================================

CONSTRUCTION MATERIALS-0.60%

U.S. Concrete, Inc.,
  Sr. Sub. Notes, 8.38%, 04/01/14 (Acquired
  06/29/06; Cost $108,086)(a)(b)                  110,000       108,075
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Global Notes,
  8.38%, 04/01/14(a)                              255,000       250,538
=======================================================================
                                                                358,613
=======================================================================

CONSUMER FINANCE-4.29%

Ford Motor Credit Co.,
  Sr. Notes, 9.88%, 08/10/11(a)                   120,000       129,174
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 8.63%, 11/01/10(a)            490,000       507,062
-----------------------------------------------------------------------
  8.00%, 12/15/16(a)                              125,000       124,606
-----------------------------------------------------------------------
  Unsub. Global Notes, 7.00%, 10/01/13(a)         770,000       743,050
-----------------------------------------------------------------------
General Motors Acceptance Corp.,
  Global Bonds, 8.00%, 11/01/31(a)                425,000       489,812
-----------------------------------------------------------------------
  Global Notes, 6.75%, 12/01/14(a)(d)             365,000       377,815
-----------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 6.00%, 12/15/11(a)     170,000       169,883
=======================================================================
                                                              2,541,402
=======================================================================

AIM V.I. High Yield Fund


                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

DATA PROCESSING & OUTSOURCED SERVICES-0.04%

Sungard Data Systems Inc., Sr. Unsec. Gtd.
  Global Notes, 9.13%, 08/15/13(a)             $   21,000   $    22,234
=======================================================================

DIVERSIFIED CHEMICALS-0.76%

Innophos Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 8.88%, 08/15/14(a)                       440,000       449,900
=======================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-1.95%

Corrections Corp. of America, Sr. Unsec. Gtd.
  Sub. Global Notes, 6.25%, 03/15/13(a)           171,000       169,290
-----------------------------------------------------------------------
GEO Group, Inc. (The), Sr. Unsec. Global
  Notes, 8.25%, 07/15/13(a)                       143,000       148,005
-----------------------------------------------------------------------
Mobile Services Group Inc., Sr. Notes, 9.75%,
  08/01/14 (Acquired 07/20/06; Cost
  $60,000)(a)(b)                                   60,000        63,300
-----------------------------------------------------------------------
Travelport Ltd.,
  Sr. Notes, 9.88%, 09/01/14 (Acquired
  08/11/06-09/20/06; Cost $296,100)(a)(b)         300,000       305,250
-----------------------------------------------------------------------
  Sr. Sub. Notes, 11.88%, 09/01/16 (Acquired
  08/11/06-11/28/06; Cost $351,700)(a)(b)         355,000       366,537
-----------------------------------------------------------------------
Worldspan L.P./WS Financing Corp., Sr. Sec.
  Gtd. Floating Rate Global Second Lien
  Notes, 11.62%, 02/15/11(a)(c)                   100,000       103,000
=======================================================================
                                                              1,155,382
=======================================================================

DRUG RETAIL-0.87%

Jean Coutu Group (PJC) Inc. (The) (Canada),
  Sr. Unsec. Global Notes, 7.63%, 08/01/12(a)     388,000       409,340
-----------------------------------------------------------------------
Rite Aid Corp., Sr. Sec. Gtd. Global Second
  Lien Notes, 8.13%, 05/01/10(a)                  103,000       105,704
=======================================================================
                                                                515,044
=======================================================================

ELECTRIC UTILITIES-2.78%

Dynegy Holdings, Inc., Sr. Unsec. Global
  Notes, 8.38%, 05/01/16(a)                       185,000       195,406
-----------------------------------------------------------------------
Edison Mission Energy, Sr. Unsec. Global
  Notes, 7.75%, 06/15/16(a)(d)                    155,000       164,881
-----------------------------------------------------------------------
LSP Energy L.P./LSP Batesville Funding Corp.-
  Series C, Sr. Sec. Bonds, 7.16%,
  01/15/14(a)                                     178,291       179,851
-----------------------------------------------------------------------
Midwest Generation, LLC, Sr. Sec. Second
  Priority Putable Global Notes, 8.75%,
  05/01/14(a)                                     145,000       158,050
-----------------------------------------------------------------------
Mirant North America, LLC, Sr. Unsec. Gtd.
  Global Notes, 7.38%, 12/31/13(a)                185,000       189,162
-----------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Global
  Notes, 13.50%, 07/15/08(a)                      231,000       256,121
-----------------------------------------------------------------------
Nevada Power Co.,
  Series M, Sr. General Refunding Mortgage
  Global Notes, 5.95%, 03/15/16(a)                 55,000        55,046
-----------------------------------------------------------------------
  Series O, Sr. General Refunding Mortgage
  Global Notes, 6.50%, 05/15/18(a)                 50,000        51,970
-----------------------------------------------------------------------

                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

ELECTRIC UTILITIES-(CONTINUED)

Reliant Energy, Inc., Sr. Sec. Gtd. Notes,
  6.75%, 12/15/14(a)                           $  175,000   $   171,938
-----------------------------------------------------------------------
Tenaska Alabama Partners LP, Sr. Sec. Notes,
  7.00%, 06/30/21 (Acquired 12/12/06; Cost
  $223,754)(a)(b)                                 222,918       223,476
=======================================================================
                                                              1,645,901
=======================================================================

ENVIRONMENTAL & FACILITIES SERVICES-0.83%

Allied Waste North America, Inc., Series B,
  Sr. Sec. Gtd. Global Notes,
  8.50%, 12/01/08(a)                              234,000       246,577
-----------------------------------------------------------------------
  7.13%, 05/15/16(a)                              245,000       243,469
=======================================================================
                                                                490,046
=======================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.31%

Mosaic Co. (The), Sr. Notes,
  7.38%, 12/01/14 (Acquired 11/16/06; Cost
  $120,000)(a)(b)                                 120,000       123,450
-----------------------------------------------------------------------
  7.63%, 12/01/16 (Acquired 11/16/06; Cost
  $60,000)(a)(b)                                   60,000        62,325
=======================================================================
                                                                185,775
=======================================================================

FOOD RETAIL-0.11%

Supervalu Inc., Sr. Medium Term Notes, 7.50%,
  11/15/14(a)                                      60,000        62,550
=======================================================================

FOREST PRODUCTS-0.38%

Millar Western Forest Products Ltd. (Canada),
  Sr. Unsec. Global Notes, 7.75%, 11/15/13(a)     247,000       223,535
=======================================================================

GAS UTILITIES-0.22%

SEMCO Energy, Inc.,
  Sr. Global Notes, 7.75%, 05/15/13(a)             68,000        69,700
-----------------------------------------------------------------------
  Sr. Unsec. Global Notes, 7.13%, 05/15/08(a)      60,000        60,525
=======================================================================
                                                                130,225
=======================================================================

GENERAL MERCHANDISE STORES-0.23%

Pantry, Inc. (The), Sr. Sub. Global Notes,
  7.75%, 02/15/14(a)                              135,000       136,519
=======================================================================

HEALTH CARE EQUIPMENT-0.10%

Encore Medical Finance LLC/Encore Medical
  Finance Corp., Sr. Sub. Notes, 11.75%,
  11/15/14 (Acquired 10/30/06; Cost
  $60,000)(a)(b)                                   60,000        60,150
=======================================================================

AIM V.I. High Yield Fund


                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

HEALTH CARE FACILITIES-2.95%

Concentra Operating Corp., Sr. Unsec. Gtd.
  Sub. Global Notes, 9.13%, 06/01/12(a)        $  147,000   $   154,534
-----------------------------------------------------------------------
HCA, Inc.,
  Sr. Sec. Notes,
  9.13%, 11/15/14 (Acquired 11/09/06; Cost
  $30,000)(a)(b)                                   30,000        32,100
-----------------------------------------------------------------------
  9.25%, 11/15/16 (Acquired 11/09/06; Cost
  $60,000)(a)(b)                                   60,000        64,350
-----------------------------------------------------------------------
  Sr. Unsec. Bonds, 7.50%, 11/06/33(a)            165,000       136,125
-----------------------------------------------------------------------
  Sr. Unsec. Global Notes,
  6.38%, 01/15/15(a)                              110,000        93,775
-----------------------------------------------------------------------
  6.50%, 02/15/16(a)                              165,000       139,838
-----------------------------------------------------------------------
  Sr. Unsec. Notes,
  8.75%, 09/01/10(a)                              245,000       256,637
-----------------------------------------------------------------------
  6.25%, 02/15/13(a)                               21,850        19,392
-----------------------------------------------------------------------
Select Medical Corp., Sr. Unsec. Gtd. Sub.
  Global Notes, 7.63%, 02/01/15(a)                348,000       289,710
-----------------------------------------------------------------------
Tenet Healthcare Corp., Sr. Unsec. Notes,
  6.38%, 12/01/11(a)                              419,000       385,480
-----------------------------------------------------------------------
  7.38%, 02/01/13(a)                               21,000        19,425
-----------------------------------------------------------------------
Triad Hospitals, Inc., Sr. Unsec. Sub. Notes,
  7.00%, 11/15/13(a)                              155,000       156,162
=======================================================================
                                                              1,747,528
=======================================================================

HEALTH CARE SERVICES-2.00%

AmeriPath, Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 10.50%, 04/01/13(a)                      305,000       331,688
-----------------------------------------------------------------------
Omnicare, Inc., Sr. Sub. Notes, 6.88%,
  12/15/15(a)                                     110,000       109,175
-----------------------------------------------------------------------
Rural/Metro Corp., Sr. Gtd. Sub. Global
  Notes, 9.88%, 03/15/15(a)                        56,000        58,520
-----------------------------------------------------------------------
Universal Hospital Services Inc., Sr. Unsec.
  Global Notes, 10.13%, 11/01/11(a)               345,000       371,306
-----------------------------------------------------------------------
US Oncology, Inc., Sr. Unsec. Gtd. Global
  Notes, 9.00%, 08/15/12(a)                       295,000       314,175
=======================================================================
                                                              1,184,864
=======================================================================

HEALTH CARE SUPPLIES-0.27%

Inverness Medical Innovations, Inc., Sr. Sub.
  Global Notes, 8.75%, 02/15/12(a)                155,000       161,975
=======================================================================

HOMEBUILDING-0.27%

Technical Olympic USA, Inc., Sr. Unsec. Gtd.
  Global Notes, 9.00%, 07/01/10(a)                163,000       159,944
=======================================================================

HOMEFURNISHING RETAIL-0.41%

Rent-A-Center Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Global Notes, 7.50%, 05/01/10(a)           240,000       240,600
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------


HOTELS, RESORTS & CRUISE LINES-1.14%

Grupo Posadas S.A. de C.V. (Mexico), Sr.
  Notes, 8.75%, 10/04/11 (Acquired 09/27/04;
  Cost $183,000)(a)(b)                         $  183,000   $   192,150
-----------------------------------------------------------------------
NCL Corp., Sr. Unsec. Unsub. Global Notes,
  10.63%, 07/15/14(a)                             476,000       480,760
=======================================================================
                                                                672,910
=======================================================================

HOUSEHOLD APPLIANCES-0.09%

Gregg Appliances, Inc., Sr. Unsec. Gtd.
  Global Notes, 9.00%, 02/01/13(a)                 53,000        51,145
=======================================================================

INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS-2.58%

AES Corp. (The), Sr. Unsec. Unsub. Notes,
  7.75%, 03/01/14(a)(d)                           396,000       419,760
-----------------------------------------------------------------------
AES Red Oak LLC-Series A, Sr. Sec. Bonds,
  8.54%, 11/30/19(a)                              418,897       458,693
-----------------------------------------------------------------------
Mirant Americas Generation LLC, Sr. Unsec.
  Notes, 8.30%, 05/01/11(a)                       120,000       123,600
-----------------------------------------------------------------------
NRG Energy, Inc., Sr. Unsec. Gtd. Notes,
  7.38%, 02/01/16(a)                              160,000       161,200
-----------------------------------------------------------------------
  7.38%, 01/15/17(a)                              365,000       367,051
=======================================================================
                                                              1,530,304
=======================================================================

INDUSTRIAL CONGLOMERATES-0.36%

TransDigm Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 7.75%, 07/15/14(a)                       205,000       211,919
=======================================================================

INDUSTRIAL MACHINERY-0.79%

Columbus McKinnon Corp., Sr. Sub. Global
  Notes, 8.88%, 11/01/13(a)                       318,000       337,477
-----------------------------------------------------------------------
Stewart & Stevenson LLC/Stewart & Stevenson
  Corp., Sr. Notes, 10.00%, 07/15/14
  (Acquired 12/06/06; Cost $132,031)(a)(b)        125,000       132,344
=======================================================================
                                                                469,821
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.84%

Empresa Brasileira de Telecom S.A.
  (Brazil)-Series B, Gtd. Global Notes,
  11.00%, 12/15/08(a)                             216,000       237,060
-----------------------------------------------------------------------
Hawaiian Telcom Communications Inc.-Series B,
  Sr. Unsec. Gtd. Sub. Global Notes, 12.50%,
  05/01/15(a)(d)                                  250,000       263,750
=======================================================================
                                                                500,810
=======================================================================

METAL & GLASS CONTAINERS-0.56%

Greif, Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 8.88%, 08/01/12(a)                       128,000       135,040
-----------------------------------------------------------------------
Owens-Brockway Glass Container Inc., Sr.
  Unsec. Gtd. Global Notes, 8.25%,
  05/15/13(a)                                      56,000        58,030
-----------------------------------------------------------------------
Pliant Corp., Sr. Sec. Global Notes, 11.63%,
  06/15/09(a)                                     127,085       139,476
=======================================================================
                                                                332,546
=======================================================================

AIM V.I. High Yield Fund


                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

MOVIES & ENTERTAINMENT-1.80%

AMC Entertainment Inc.-Series B, Sr. Unsec.
  Gtd. Global Notes, 8.63%, 08/15/12(a)        $  165,000   $   173,250
-----------------------------------------------------------------------
Cinemark Inc., Sr. Unsec. Disc. Global Notes,
  9.75%, 03/15/14(a)(f)                           270,000       232,875
-----------------------------------------------------------------------
Imax Corp. (Canada), Sr. Unsec. Gtd. Global
  Notes, 9.63%, 12/01/10(a)                       120,000       103,200
-----------------------------------------------------------------------
Marquee Holdings Inc., Sr. Disc. Global
  Notes, 12.00%, 08/15/14(a)(f)                   245,000       207,025
-----------------------------------------------------------------------
WMG Acquisition Corp., Sr. Sub. Global Notes,
  7.38%, 04/15/14(a)                              353,000       352,117
=======================================================================
                                                              1,068,467
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-2.36%

Allis-Chalmers Energy, Inc., Sr. Unsec. Gtd.
  Notes, 9.00%, 01/15/14 (Acquired 08/09/06;
  Cost $120,000)(a)(b)                            120,000       120,750
-----------------------------------------------------------------------
Basic Energy Services Inc., Sr. Unsec. Gtd.
  Global Notes, 7.13%, 04/15/16(a)                130,000       128,537
-----------------------------------------------------------------------
CHC Helicopter Corp. (Canada), Sr. Sub.
  Global Notes,
  7.38%, 05/01/14(a)                              310,000       301,475
-----------------------------------------------------------------------
Complete Production Services Inc., Sr. Notes,
  8.00%, 12/15/16 (Acquired 11/29/06; Cost
  $60,000)(a)(b)                                   60,000        61,650
-----------------------------------------------------------------------
Geokinetics Inc., Sr. Sec. Floating Rate
  Notes, 11.86%, 12/15/12 (Acquired 12/11/06;
  Cost $125,000)(a)(b)(c)                         125,000       126,250
-----------------------------------------------------------------------
Hanover Compressor Co., Sr. Notes, 9.00%,
  06/01/14(a)                                     106,000       114,745
-----------------------------------------------------------------------
PHI Inc., Sr. Unsec. Gtd. Global Notes,
  7.13%, 04/15/13(a)                              565,000       548,050
=======================================================================
                                                              1,401,457
=======================================================================



OIL & GAS EXPLORATION & PRODUCTION-3.22%


Clayton Williams Energy, Inc., Sr. Unsec.
  Gtd. Global Notes, 7.75%, 08/01/13(a)           197,000       181,732
-----------------------------------------------------------------------
Delta Petroleum Corp., Sr. Unsec. Gtd. Global
  Notes,
  7.00%, 04/01/15(a)                              180,000       167,400
-----------------------------------------------------------------------
Encore Acquisition Co., Sr. Unsec. Sub.
  Global Notes,
  6.00%, 07/15/15(a)                              270,000       247,725
-----------------------------------------------------------------------
OPTI Canada Inc. (Canada), Sr. Sec. Gtd.
  Notes, 8.25%, 12/15/14 (Acquired 12/08/06;
  Cost $125,000)(a)(b)                            125,000       128,438
-----------------------------------------------------------------------
Paramount Resources Ltd. (Canada), Sr. Unsec.
  Unsub. Yankee Notes, 8.50%, 01/31/13(a)         504,000       500,220
-----------------------------------------------------------------------
Quicksilver Resources Inc., Sr. Unsec. Gtd.
  Sub. Notes,
  7.13%, 04/01/16(a)                              105,000       102,375
-----------------------------------------------------------------------
Sabine Pass LNG LP, Sr. Sec. Notes, 7.25%,
  11/30/13 (Acquired 11/01/06; Cost
  $425,000)(a)(b)                                 425,000       423,937
-----------------------------------------------------------------------
Whiting Petroleum Corp., Sr. Unsec. Gtd. Sub.
  Global Notes, 7.00%, 02/01/14(a)                155,000       154,613
=======================================================================
                                                              1,906,440
=======================================================================



OIL & GAS REFINING & MARKETING-0.53%


United Refining Co., Sr. Unsec. Gtd. Global
  Notes, 10.50%, 08/15/12(a)                      300,000       315,375
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------



OIL & GAS STORAGE & TRANSPORTATION-3.31%


Copano Energy LLC, Sr. Unsec. Gtd. Global
  Notes, 8.13%, 03/01/16(a)                    $  410,000   $   426,400
-----------------------------------------------------------------------
El Paso Production Holding Co., Sr. Unsec.
  Gtd. Global Notes, 7.75%, 06/01/13(a)           120,000       126,000
-----------------------------------------------------------------------
MarkWest Energy Partners L.P./MarkWest Energy
  Finance Corp.,
  Sr. Notes, 8.50%, 07/15/16 (Acquired
  10/16/06-12/07/06; Cost $197,494)(a)(b)         195,000       202,556
-----------------------------------------------------------------------
  Series B, Sr. Unsec. Global Notes,
  6.88%, 11/01/14(a)                              304,000       295,260
-----------------------------------------------------------------------
SemGroup LP, Sr. Notes, 8.75%, 11/15/15
  (Acquired 10/03/06; Cost $179,100)(a)(b)        180,000       182,700
-----------------------------------------------------------------------
Sonat Inc., Sr. Unsec. Notes, 7.63%,
  07/15/11(a)                                     517,000       550,605
-----------------------------------------------------------------------
Tennessee Gas Pipeline Co., Unsec. Deb.,
  7.50%, 04/01/17(a)                              105,000       115,500
-----------------------------------------------------------------------
Williams Partners LP/Williams Partners
  Finance Corp., Bonds, 7.25%, 02/01/17
  (Acquired 12/06/06; Cost $60,000)(a)(b)          60,000        61,500
=======================================================================
                                                              1,960,521
=======================================================================


PACKAGED FOODS & MEATS-1.34%


Chiquita Brands International, Inc., Sr.
  Unsec. Global Notes, 7.50%, 11/01/14(a)(d)      175,000       160,562
-----------------------------------------------------------------------
Dole Foods Co. Inc., Sr. Unsec. Gtd. Global
  Notes, 7.25%, 06/15/10(a)                       335,000       323,275
-----------------------------------------------------------------------
Nutro Products Inc.,
  Sr. Floating Rate Notes, 9.40%, 10/15/13
  (Acquired 04/13/06; Cost $25,000)(a)(b)(c)       25,000        25,875
-----------------------------------------------------------------------
  Sr. Sub. Notes, 10.75%, 04/15/14 (Acquired
  04/13/06-10/10/06; Cost $269,419)(a)(b)         260,000       285,350
=======================================================================
                                                                795,062
=======================================================================


PAPER PACKAGING-1.42%


Caraustar Industries, Inc., Unsec. Unsub.
  Notes, 7.38%, 06/01/09(a)                       600,000       583,500
-----------------------------------------------------------------------
Jefferson Smurfit Corp., Sr. Unsec. Gtd.
  Unsub. Global Notes, 7.50%, 06/01/13(a)         274,000       259,957
=======================================================================
                                                                843,457
=======================================================================


PAPER PRODUCTS-2.97%


Abitibi-Consolidated Finance L.P., Unsec.
  Gtd. Notes, 7.88%, 08/01/09(a)                  155,000       152,094
-----------------------------------------------------------------------
Abitibi-Consolidated Inc. (Canada), Unsec.
  Unsub. Yankee Notes, 8.55%, 08/01/10(a)         185,000       178,294
-----------------------------------------------------------------------
Boise Cascade LLC, Sr. Unsec. Gtd. Sub.
  Global Notes, 7.13%, 10/15/14(a)                142,000       138,450
-----------------------------------------------------------------------
Bowater Inc., Global Notes, 6.50%,
  06/15/13(a)                                      95,000        86,806
-----------------------------------------------------------------------
Cellu Tissue Holdings, Inc., Sec. Gtd. Global
  Notes, 9.75%, 03/15/10(a)                       182,000       180,635
-----------------------------------------------------------------------
Domtar Inc. (Canada), Yankee Notes, 5.38%,
  12/01/13(a)                                      50,000        45,500
-----------------------------------------------------------------------
  7.13%, 08/15/15(a)                              118,000       117,115
-----------------------------------------------------------------------

AIM V.I. High Yield Fund


                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
PAPER PRODUCTS-(CONTINUED)

Exopack Holding Corp., Sr. Notes, 11.25%,
  02/01/14 (Acquired 01/26/06-01/27/06; Cost
  $145,025)(a)(b)                              $  145,000   $   153,338
-----------------------------------------------------------------------
Georgia-Pacific Corp., Sr. Gtd. Notes,
  7.00%, 01/15/15 (Acquired 12/13/06; Cost
  $120,000)(a)(b)                                 120,000       119,850
-----------------------------------------------------------------------
  7.13%, 01/15/17 (Acquired 12/13/06; Cost
  $60,000)(a)(b)                                   60,000        60,000
-----------------------------------------------------------------------
Mercer International Inc., Sr. Global Notes,
  9.25%, 02/15/13(a)                              167,000       164,495
-----------------------------------------------------------------------
Neenah Paper, Inc., Sr. Unsec. Gtd. Global
  Notes, 7.38%, 11/15/14(a)                       179,000       172,287
-----------------------------------------------------------------------
Verso Paper Holdings LLC/Verson Paper Inc.,
  Sr. Sec. Notes, 9.13%, 08/01/14 (Acquired
  07/26/06; Cost $180,000)(a)(b)                  180,000       189,450
=======================================================================
                                                              1,758,314
=======================================================================



PERSONAL PRODUCTS-0.83%


DEL Laboratories Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 8.00%, 02/01/12(a)                235,000       222,663
-----------------------------------------------------------------------
NBTY, Inc., Sr. Unsec. Sub. Global Notes,
  7.13%, 10/01/15(a)                              269,000       266,982
=======================================================================
                                                                489,645
=======================================================================



PHARMACEUTICALS-2.40%


Athena Neurosciences Finance, LLC, Sr. Unsec.
  Gtd. Unsub. Notes, 7.25%, 02/21/08(a)           526,000       536,278
-----------------------------------------------------------------------
Elan Finance PLC/Elan Finance Corp.
  (Ireland), Sr. Unsec. Gtd. Global Notes,
  7.75%, 11/15/11(a)                              166,000       163,095
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 8.88%, 12/01/13 (Acquired
  11/17/06; Cost $180,000)(a)(b)                  180,000       180,000
-----------------------------------------------------------------------
Leiner Health Products Inc., Sr. Sub. Global
  Notes, 11.00%, 06/01/12(a)                      195,000       202,069
-----------------------------------------------------------------------
Valeant Pharmaceuticals International, Sr.
  Unsec. Global Notes, 7.00%, 12/15/11(a)         355,000       339,912
=======================================================================
                                                              1,421,354
=======================================================================



PROPERTY & CASUALTY INSURANCE-0.22%


Crum & Forster Holdings Corp., Sr. Global
  Notes, 10.38%, 06/15/13(a)                      120,000       130,500
=======================================================================



PUBLISHING-2.19%


Dex Media Inc., Unsec. Disc. Global Notes,
  9.00%, 11/15/13(a)(d)(f)                        449,000       404,100
-----------------------------------------------------------------------
Idearc Inc., Sr. Notes, 8.00%, 11/15/16
  (Acquired 11/01/06; Cost $245,000)(a)(b)        245,000       250,819
-----------------------------------------------------------------------
MediMedia USA Inc., Sr. Sub. Notes, 11.38%,
  11/15/14 (Acquired 11/01/06; Cost
  $30,000)(a)(b)                                   30,000        31,575
-----------------------------------------------------------------------
Nielsen Finance LLC/Nielsen Finance Co., Sr.
  Notes, 10.00%, 08/01/14 (Acquired 11/30/06;
  Cost $324,063)(a)(b)                            305,000       331,687
-----------------------------------------------------------------------
Vertis Inc.-Series B, Sr. Unsec. Gtd. Global
  Notes, 10.88%, 06/15/09(a)(d)                   280,000       282,450
=======================================================================
                                                              1,300,631
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------



RAILROADS-1.05%


Kansas City Southern de Mexico, S.A. de C.V.
  (Mexico), Sr. Global Notes, 9.38%,
  05/01/12(a)                                  $  507,000   $   543,757
-----------------------------------------------------------------------
Kansas City Southern Railway, Sr. Unsec. Gtd.
  Global Notes, 7.50%, 06/15/09(a)                 75,000        75,938
=======================================================================
                                                                619,695
=======================================================================


RESTAURANTS-0.67%


Carrols Corp., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.00%, 01/15/13(a)                       385,000       396,550
=======================================================================


SEMICONDUCTOR EQUIPMENT-1.04%


Amkor Technology Inc., Sr. Unsec. Global
  Notes, 7.13%, 03/15/11(a)                       545,000       512,981
-----------------------------------------------------------------------
Sensata Technologies B.V. (Netherlands), Sr.
  Notes, 8.25%, 05/01/14 (Acquired
  04/21/06-04/25/06; Cost $105,600)(a)(b)(f)      105,000       101,588
=======================================================================
                                                                614,569
=======================================================================


SEMICONDUCTORS-1.03%


Conexant Systems Inc., Sr. Sec. Floating Rate
  Notes, 9.13%, 11/15/10 (Acquired 11/07/06;
  Cost $60,000)(a)(b)(c)                           60,000        61,350
-----------------------------------------------------------------------
Freescale Semiconductor Inc.,
  Sr. Notes, 8.88%, 12/15/14 (Acquired
  11/16/06; Cost $60,000)(a)(b)                    60,000        60,150
-----------------------------------------------------------------------
  Sr. Sub. Notes, 10.13%, 12/15/16 (Acquired
  11/16/06; Cost $60,000)(a)(b)                    60,000        60,450
-----------------------------------------------------------------------
MagnaChip Semiconductor S.A./MagnaChip
  Semiconductor Finance Co. (South Korea),
  Sr. Sec. Deb. Global Notes, 6.88%,
  12/15/11(a)                                     310,000       264,275
-----------------------------------------------------------------------
Viasystems Inc., Sr. Unsec. Sub. Global
  Notes, 10.50%, 01/15/11(a)                      165,000       166,237
=======================================================================
                                                                612,462
=======================================================================


SPECIALTY CHEMICALS-1.11%


Johnsondiversey Holdings Inc., Unsec. Disc.
  Global Notes, 10.67%, 05/15/13(a)(f)            190,000       184,775
-----------------------------------------------------------------------
Johnsondiversey Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Global Notes, 9.63%, 05/15/12(a)      105,000       110,513
-----------------------------------------------------------------------
NewMarket Corp., Sr. Notes, 7.13%, 12/15/16
  (Acquired 12/07/06; Cost $150,000)(a)(b)        150,000       150,375
-----------------------------------------------------------------------
Polypore Inc., Sr. Sub. Global Notes, 8.75%,
  05/15/12(a)                                     120,000       119,850
-----------------------------------------------------------------------
Polypore International Inc., Sr. Unsec. Disc.
  Global Notes, 10.50%, 10/01/12(a)(f)            120,000        96,000
=======================================================================
                                                                661,513
=======================================================================

AIM V.I. High Yield Fund


                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

SPECIALTY STORES-1.73%

General Nutrition Centers Inc., Sr. Unsec.
  Sub. Global Notes, 8.50%, 12/01/10(a)        $  570,000   $   587,100
-----------------------------------------------------------------------
GNC Parent Corp., Floating Rate Notes,
  12.14%, 12/01/11 (Acquired 11/15/06; Cost
  $89,100)(a)(b)(c)                                90,000        90,225
-----------------------------------------------------------------------
Linens 'n Things Inc., Sr. Sec. Gtd. Floating
  Rate Global Notes, 11.00%, 01/15/14(a)(c)       360,000       349,200
=======================================================================
                                                              1,026,525
=======================================================================

STEEL-0.57%

AK Steel Corp., Sr. Unsec. Gtd. Global Notes,
  7.75%, 06/15/12(a)                              165,000       166,650
-----------------------------------------------------------------------
Metals USA, Inc., Sr. Sec. Gtd. Global Notes,
  11.13%, 12/01/15(a)                             155,000       171,275
=======================================================================
                                                                337,925
=======================================================================

TEXTILES-0.60%

INVISTA, Sr. Notes, 9.25%, 05/01/12 (Acquired
  06/17/04-11/09/06; Cost $342,763)(a)(b)         330,000       354,750
=======================================================================

THRIFTS & MORTGAGE FINANCE-0.28%

Fremont General Corp.-Series B, Sr. Unsec.
  Notes, 7.88%, 03/17/09(a)                       165,000       164,175
=======================================================================

TIRES & RUBBER-1.16%

Goodyear Tire & Rubber Co. (The),
  Sr. Notes, 8.63%, 12/01/11 (Acquired
  11/16/06; Cost $180,000)(a)(b)                  180,000       186,075
-----------------------------------------------------------------------
  Sr. Unsec. Global Notes, 9.00%, 07/01/15(a)     475,000       501,125
=======================================================================
                                                                687,200
=======================================================================

TRADING COMPANIES & DISTRIBUTORS-0.70%

H&E Equipment Services Inc., Sr. Unsec. Gtd.
  Global Notes, 8.38%, 07/15/16(a)                120,000       126,600
-----------------------------------------------------------------------
United Rentals North America, Inc., Sr.
  Unsec. Gtd. Global Notes, 6.50%,
  02/15/12(a)                                     180,000       178,200
-----------------------------------------------------------------------
Wesco Distribution Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 7.50%, 10/15/17(a)                110,000       112,475
=======================================================================
                                                                417,275
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-3.27%

American Cellular Corp.-Series B, Sr. Global
  Notes, 10.00%, 08/01/11(a)                       85,000        90,419
-----------------------------------------------------------------------
Centennial Cellular Operating Co.
  LLC/Centennial Communications Corp., Sr.
  Unsec. Gtd. Global Notes, 10.13%,
  06/15/13(a)                                     353,000       383,005
-----------------------------------------------------------------------
Dobson Cellular Systems Inc., Sr. Sec. Notes,
  8.38%, 11/01/11 (Acquired
  05/11/06-09/22/06; Cost $324,875)(a)(b)         310,000       327,825
-----------------------------------------------------------------------
Rogers Wireless Inc. (Canada), Sr. Sec.
  Global Notes, 6.38%, 03/01/14(a)                290,000       295,437
-----------------------------------------------------------------------

                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

Rural Cellular Corp.,
  Sr. Sec. Global Notes, 8.25%, 03/15/12(a)    $   80,000   $    83,600
-----------------------------------------------------------------------
  Sr. Unsec. Global Notes, 9.88%, 02/01/10(a)     332,000       356,485
-----------------------------------------------------------------------
Suncom Wireless, Inc., Sr. Unsec. Gtd. Global
  Notes, 8.50%, 06/01/13(a)(d)                    415,000       398,400
=======================================================================
                                                              1,935,171
=======================================================================
    Total Bonds & Notes (Cost $50,036,007)                   51,360,323
=======================================================================

BUNDLED SECURITIES-3.73%

INVESTMENT BANKING & BROKERAGE

Targeted Return Index Securities Trust-Series
  HY 2006-1 Sec. Bonds, 7.55, 05/01/16
  (Acquired 06/27/06-09/27/06; Cost
  $2,127,600) (Cost $2,128,773)(a)(b)(d)        2,160,000     2,207,904
=======================================================================
                                                 SHARES
PREFERRED STOCKS-0.95%

INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS-0.84%

AES Trust VII, $3.00 Conv. Pfd.                     9,995   $   494,753
=======================================================================

MULTI-UTILITIES-0.11%

NRG Energy, Inc. $14.38 Conv. Pfd.                    250        67,406
=======================================================================
    Total Preferred Stocks (Cost $495,223)                      562,159
=======================================================================

COMMON STOCKS & OTHER EQUITY INTERESTS-0.86%

BROADCASTING & CABLE TV-0.18%

NTL Inc.                                            4,129       104,216
-----------------------------------------------------------------------
XM Satellite Radio Inc.-Wts., expiring
  03/15/10(g)                                         182         1,301
=======================================================================
                                                                105,517
=======================================================================

CONSTRUCTION MATERIALS-0.00%

Dayton Superior Corp.-Wts., expiring 06/15/09
  (Acquired 08/07/00; Cost $0)(b)(g)(h)(i)            175             0
=======================================================================

GENERAL MERCHANDISE STORES-0.03%

Travelcenters of America, Inc.-Wts., expiring
  05/01/09(a)(g)(h)                                   318        16,218
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.00%

NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  07/21/00-11/15/00; Cost $7,710)(b)(g)(h)(i)         832             0
-----------------------------------------------------------------------
XO Holdings Inc.(j)                                    33           142
-----------------------------------------------------------------------
XO Holdings Inc.-Class A-Wts., expiring
  01/16/10(j)                                       1,533         1,073
-----------------------------------------------------------------------
XO Holdings Inc.-Class B-Wts., expiring
  01/16/10(j)                                       1,148           494
-----------------------------------------------------------------------
XO Holdings Inc.-Class C-Wts., expiring
  01/16/10(j)                                       1,148           252
=======================================================================
                                                                  1,961
=======================================================================

AIM V.I. High Yield Fund

                                                 SHARES        VALUE
-----------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES-0.65%

American Tower Corp.-Class A(k)                     4,129   $   153,929
-----------------------------------------------------------------------
iPCS, Inc.(k)                                       4,209       233,011
=======================================================================
                                                                386,940
=======================================================================
    Total Domestic Common Stocks (Cost
      $228,609)                                                 510,636
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
ASSET-BACKED SECURITIES-0.27%

ELECTRIC UTILITIES-0.27%

Reliant Energy Mid-Atlantic Power Holdings,
  LLC- Series B, Sr. Unsec. Asset-Backed Pass
  Through Ctfs., 9.24%, 07/02/17 (Cost
  $143,400)(a)                                 $  142,787       160,010
=======================================================================

SENIOR SECURED FLOATING RATE INTEREST
  LOANS-0.18%

AIRLINES-0.18%

Evergreen International Aviation, Inc. First
  Lien Term Loan 8.82%, 10/31/11 (Cost
  $108,721)(a)                                    109,800       107,604
=======================================================================

MONEY MARKET FUNDS-5.04%

Liquid Assets Portfolio-Institutional
  Class(l)                                      1,494,785     1,494,785
-----------------------------------------------------------------------
Premier Portfolio-Institutional Class(l)        1,494,785     1,494,785
=======================================================================
    Total Money Market Funds (Cost
      $2,989,570)                                             2,989,570
=======================================================================
    Total Investments (excluding investments
      purchased with cash collateral from
      securities loaned)-97.71% (Cost
      $56,130,303)                                           57,898,206
=======================================================================

-----------------------------------------------------------------------
                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-7.56%

Liquid Assets Portfolio-Institutional
  Class(l)(m)                                  $2,240,339   $ 2,240,339
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(l)(m)                                   2,240,340     2,240,340
=======================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $4,480,679)                                       4,480,679
=======================================================================
TOTAL INVESTMENTS-105.27% (Cost $60,610,982)                 62,378,885
=======================================================================
OTHER ASSETS LESS LIABILITIES-(5.27)%                        (3,123,952)
=======================================================================
NET ASSETS-100.00%                                          $59,254,933
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Pfd.    - Preferred
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate value of these securities at December 31, 2006 was $53,852,059, which represented 90.88% of the Fund's Net Assets. See
    Note 1A.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at December 31, 2006 was $10,858,301, which represented 18.32% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2006.
(d) All or a portion of this security was out on loan at December 31, 2006.
(e) Defaulted security. Adelphia Communications Corp. and Delphi Corp. have filed for protection under Chapter 11 of the U.S. Bankruptcy Code. The aggregate value of these securities at December 31, 2006 was $282,410, which represented 0.48% of the Fund's Net Assets.
(f) Step coupon bond issued at discount. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(g) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(h) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase. The aggregate value of these securities considered illiquid at December 31, 2006 was $16,218, which represented 0.03% of the Fund's Net Assets.
(i) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate value of these securities at December 31, 2006 was $0, which represented 0% of the Fund's Net Assets. See Note 1A.
(j) Non-income producing security acquired through a corporate action.
(k) Non-income producing security.
(l) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(m) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. High Yield Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:

Investments, at value (cost $53,140,733)*        $ 54,908,636
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $7,470,249)                                 7,470,249
=============================================================
     Total investments (cost $60,610,982)          62,378,885
=============================================================
Cash                                                   17,552
-------------------------------------------------------------
Receivables for:
  Investments sold                                     63,075
-------------------------------------------------------------
  Fund shares sold                                      6,076
-------------------------------------------------------------
  Dividends and Interest                            1,071,788
-------------------------------------------------------------
  Investments matured (Note 10)                       304,965
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 42,786
=============================================================
     Total assets                                  63,885,127
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                               12,493
-------------------------------------------------------------
  Trustee deferred compensation and retirement
     plans                                             46,448
-------------------------------------------------------------
  Collateral upon return of securities loaned       4,480,679
-------------------------------------------------------------
  Fund expenses advanced                                9,701
-------------------------------------------------------------
Accrued administrative services fees                   37,953
-------------------------------------------------------------
Accrued distribution fees -- Series II                    579
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              3,420
-------------------------------------------------------------
Accrued transfer agent fees                             1,051
-------------------------------------------------------------
Accrued operating expenses                             37,870
=============================================================
     Total liabilities                              4,630,194
=============================================================
Net assets applicable to shares outstanding      $ 59,254,933
_____________________________________________________________
=============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                    $ 64,906,871
-------------------------------------------------------------
Undistributed net investment income                 3,856,303
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign currencies    (11,306,264)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities                                        1,798,023
=============================================================
                                                 $ 59,254,933
_____________________________________________________________
=============================================================


NET ASSETS:

Series I                                         $ 58,335,547
_____________________________________________________________
=============================================================
Series II                                        $    919,386
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            9,534,547
_____________________________________________________________
=============================================================
Series II                                             150,954
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $       6.12
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $       6.09
_____________________________________________________________
=============================================================

* At December 31, 2006, securities with an aggregate value of $4,202,054 were on loan to brokers.
STATEMENT OF OPERATIONS

For the year ended December 31, 2006

INVESTMENT INCOME:

Interest                                          $4,124,304
------------------------------------------------------------
Dividends from affiliated money market funds
  (includes securities lending income of
  $133,094)                                          247,932
------------------------------------------------------------
Dividends                                             36,012
============================================================
     Total investment income                       4,408,248
============================================================

EXPENSES:

Advisory fees                                        337,335
------------------------------------------------------------
Administrative services fees                         175,709
------------------------------------------------------------
Custodian fees                                        22,073
------------------------------------------------------------
Distribution fees -- Series II                         2,631
------------------------------------------------------------

Transfer agent fees                                   12,421
------------------------------------------------------------
Trustees' and officer's fees and benefits             16,183
------------------------------------------------------------
Professional services fees                            49,769
------------------------------------------------------------
Other                                                 23,593
============================================================
     Total expenses                                  639,714
============================================================
Less: Fees waived and expense offset
  arrangements                                      (124,772)
------------------------------------------------------------
     Net expenses                                    514,942
============================================================
Net investment income                              3,893,306
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities (includes net gains from
     securities sold to affiliates of $41,365)     1,322,992
------------------------------------------------------------
  Foreign currencies                                  (1,119)
============================================================
                                                   1,321,873
============================================================
Change in net unrealized appreciation of
  investment securities                              486,551
============================================================
Net gain from investment securities and foreign
  currencies                                       1,808,424
============================================================
Net increase in net assets resulting from
  operations                                      $5,701,730
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. High Yield Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2006 and 2005

                                                                 2006            2005
-----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 3,893,306    $  4,842,726
-----------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  1,321,873       2,184,161
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                         486,551      (4,907,554)
=========================================================================================
    Net increase in net assets resulting from operations        5,701,730       2,119,333
=========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                     (4,779,802)     (5,020,673)
-----------------------------------------------------------------------------------------
  Series II                                                       (74,015)       (138,745)
=========================================================================================
    Decrease in net assets resulting from distributions        (4,853,817)     (5,159,418)
=========================================================================================
Share transactions-net:
  Series I                                                      2,787,332     (38,922,743)
-----------------------------------------------------------------------------------------
  Series II                                                      (666,577)        575,779
=========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         2,120,755     (38,346,964)
=========================================================================================
    Net increase (decrease) in net assets                       2,968,668     (41,387,049)
=========================================================================================

NET ASSETS:

  Beginning of year                                            56,286,265      97,673,314
=========================================================================================
  End of year (including undistributed net investment income
    of $3,856,303 and $4,816,796, respectively)               $59,254,933    $ 56,286,265
_________________________________________________________________________________________
=========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. High Yield Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. High Yield Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and,

AIM V.I. High Yield Fund

     accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

J. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

K. LOWER-RATED SECURITIES -- The Fund normally invests at least 80% of its net assets in lower-quality debt securities, i.e., "junk bonds". Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors' claims.

AIM V.I. High Yield Fund

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $200 million                                            0.625%
--------------------------------------------------------------------
Next $300 million                                              0.55%
--------------------------------------------------------------------
Next $500 million                                              0.50%
--------------------------------------------------------------------
Over $1 billion                                                0.45%
 ___________________________________________________________________
====================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 0.95% and Series II shares to 1.20% of average daily net assets, through at least April 30, 2008. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2006, AIM waived advisory fees of $120,651.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2006, AMVESCAP did not reimburse any such expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. The Fund may reimburse AIM for up to 0.25% of average daily assets invested by each insurance company providing administrative services to the Fund. Pursuant to such agreement, for the year ended December 31, 2006, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $125,709 for services provided by insurance companies.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with AIM Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2006, expenses incurred under the Plan are shown in the Statement of Operations as distribution fees.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

AIM V.I. High Yield Fund

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2006.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      12/31/06        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $2,064,801       $18,976,548       $(19,546,564)         $   --         $1,494,785      $ 57,466       $   --
----------------------------------------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class                   --        11,133,980         (9,639,195)             --          1,494,785        43,015           --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class            2,064,801        11,116,755        (13,181,556)             --                 --        14,357           --
==================================================================================================================================
  Subtotal        $4,129,602       $41,227,283       $(42,367,315)         $   --         $2,989,570      $114,838       $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND     REALIZED
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      12/31/06       INCOME*     GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $  850,448       $ 8,896,961       $ (7,507,070)         $   --         $2,240,339      $66,400       $   --
---------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class              850,448         8,896,961         (7,507,069)             --          2,240,340       66,694           --
=================================================================================================================================
  Subtotal        $1,700,896       $17,793,922       $(15,014,139)         $   --         $4,480,679      $133,094      $   --
=================================================================================================================================
  Total
    Investments
    in Affiliates $5,830,498       $59,021,205       $(57,381,454)         $   --         $7,470,249      $247,932      $   --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2006, the Fund engaged in securities sales of $1,643,331, which resulted in net realized gains of $41,365, and securities purchases of $2,546,837.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) custodian credits which result from periodic overnight cash balances at the custodian and (ii) a one time custodian fee credit to be used to offset future custodian fees. For the year ended December 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $4,121.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2006, the Fund paid legal fees of $3,963 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate

AIM V.I. High Yield Fund

available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At December 31, 2006, securities with an aggregate value of $4,202,054 were on loan to brokers. The loans were secured by cash collateral of $4,480,679 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2006, the Fund received dividends on cash collateral investments of $133,094 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2006 and 2005 was as follows:

                                                                 2006          2005
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $4,853,817    $5,159,418
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2006, the components of net assets on a tax basis were as follows:

                                                                    2006
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  3,894,112
----------------------------------------------------------------------------
Unrealized appreciation -- investments                             1,711,320
----------------------------------------------------------------------------
Temporary book/tax differences                                       (37,809)
----------------------------------------------------------------------------
Capital loss carryover                                           (11,219,561)
----------------------------------------------------------------------------
Shares of beneficial interest                                     64,906,871
============================================================================
  Total net assets                                              $ 59,254,933
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes remaining proceeds to be received on Century Communications Corp. of $30,120.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the

AIM V.I. High Yield Fund

Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2006 to utilizing $4,014,008 of capital loss carryforward in the fiscal year ended December 31, 2007.

    The Fund utilized $837,157 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2006 which expires as follows:

                      CAPITAL LOSS
EXPIRATION           CARRYFORWARD*
----------------------------------
December 31, 2010      $11,219,561
__________________________________
==================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2006 was $70,084,131 and $69,513,209, respectively.

    Receivable for investments matured represents the estimated proceeds to the Fund by Century Communications Corp. which is in default with respect to the principal payments on $251,000 par value, Senior Unsecured Notes, 9.50%, which were due March 1, 2005. The estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees. Unrealized appreciation in aggregate at December 31, 2006 was $30,120.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities     $     2,014,580
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities          (333,380)
===============================================================================
Net unrealized appreciation of investment securities           $     1,681,200
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $60,697,685.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions on December 31, 2006, undistributed net investment income was increased by $18 and undistributed net realized gain was decreased by $18. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

                                             CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------
                                                                       2006(a)                         2005
                                                              --------------------------    ---------------------------
                                                              SHARES           AMOUNT         SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     3,750,321    $ 23,392,683      7,537,516    $ 48,935,734
-----------------------------------------------------------------------------------------------------------------------
  Series II                                                        1,887          11,586        220,053       1,408,205
=======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       786,151       4,779,801        836,779       5,020,673
-----------------------------------------------------------------------------------------------------------------------
  Series II                                                       12,214          74,015         23,240         138,745
=======================================================================================================================
Reacquired:
  Series I                                                    (4,078,880)    (25,385,152)   (14,270,486)    (92,879,150)
-----------------------------------------------------------------------------------------------------------------------
  Series II                                                     (122,412)       (752,178)      (150,740)       (971,171)
=======================================================================================================================
                                                                 349,281    $  2,120,755     (5,803,638)   $(38,346,964)
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a) There are six entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 75% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

AIM V.I. High Yield Fund

NOTE 13--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and currently intends for the Fund to adopt FIN 48 provisions during the fiscal year ending December 31, 2007.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     SERIES I
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                               2006          2005       2004       2003       2002
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  6.03       $  6.45    $  5.97    $  5.00    $  5.31
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                       0.45          0.43       0.42       0.49       0.51
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.19         (0.26)      0.23       0.91      (0.82)
====================================================================================================================
  Increase from payments by affiliates                             --            --       0.02         --         --
====================================================================================================================
    Total from investment operations                             0.64          0.17       0.67       1.40      (0.31)
====================================================================================================================
Less dividends from net investment income                       (0.55)        (0.59)     (0.19)     (0.43)        --
====================================================================================================================
Net asset value, end of period                                $  6.12       $  6.03    $  6.45    $  5.97    $  5.00
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                 10.74%         2.72%     11.25%(c)   28.04%    (5.84)%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $58,336       $54,731    $96,602    $37,267    $24,984
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.96%(d)      1.01%      1.04%      1.20%      1.30%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.18%(d)      1.16%      1.04%      1.20%      1.30%
====================================================================================================================
Ratio of net investment income to average net assets             7.22%(d)      6.58%      6.79%      8.54%     10.20%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                           135%           69%       131%       101%        74%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c) Total return is after reimbursement the advisor has agreed to pay for an economic loss due to a trading error. Total return before reimbursement by the advisor was 10.90%
(d)  Ratios are based on average daily net assets of $52,921,198.

AIM V.I. High Yield Fund

                                                                                     SERIES II
                                                              --------------------------------------------------------
                                                                                                           MARCH 26,
                                                                                                             2002
                                                                                                          (DATE SALES
                                                                      YEAR ENDED DECEMBER 31,            COMMENCED) TO
                                                              ---------------------------------------    DECEMBER 31,
                                                               2006         2005      2004      2003         2002
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 6.00       $ 6.43    $ 5.95    $ 4.99       $ 5.27
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                      0.43         0.41      0.41      0.49         0.38
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.19        (0.26)     0.24      0.90        (0.66)
======================================================================================================================
  Increase from payments by affiliates                            --           --      0.01        --           --
======================================================================================================================
    Total from investment operations                            0.62         0.15      0.66      1.39        (0.28)
======================================================================================================================
Less dividends from net investment income                      (0.53)       (0.58)    (0.18)    (0.43)          --
======================================================================================================================
Net asset value, end of period                                $ 6.09       $ 6.00    $ 6.43    $ 5.95       $ 4.99
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                10.41%        2.43%    11.14%(c)  27.89%      (5.31)%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $  919       $1,556    $1,072    $1,251       $  142
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.21%(d)     1.22%     1.24%     1.45%        1.45%(e)
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.43%(d)     1.41%     1.29%     1.45%        1.55%(e)
======================================================================================================================
Ratio of net investment income to average net assets            6.97%(d)     6.37%     6.59%     8.29%       10.05%(e)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(f)                                       135%          69%      131%      101%          74%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c) Total return is after reimbursement the advisor has agreed to pay for an economic loss due to a trading error. Total return before reimbursement by the advisor was 10.96%
(d)  Ratios are based on average daily net assets of $1,052,399.
(e)  Annualized.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


  On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

AIM V.I. High Yield Fund

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing; and

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. High Yield Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. High Yield Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. High Yield Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

February 14, 2007
Houston, Texas

AIM V.I. High Yield Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993           Director and Chairman, A I M Management    None
   Trustee and Vice Chair                         Group Inc. (financial services holding
                                                  company); Director and Vice Chairman,
                                                  AMVESCAP PLC; Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm) and
                                                  Trustee and Vice Chair of The AIM Family
                                                  of Funds--Registered Trademark--

                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer);
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and President
                                                  and Principal Executive Officer of The
                                                  AIM Family of Funds--Registered
                                                  Trademark--
-------------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954     2006           Director, Chief Executive Officer and      None
   Trustee, President and                         President, A I M Management Group Inc.,
   Principal                                      AIM Mutual Fund Dealer Inc. (registered
   Executive Officer                              broker dealer), AIM Funds Management
                                                  Inc. (registered investment advisor) and
                                                  1371 Preferred Inc. (holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc., INVESCO Funds Group, Inc.
                                                  (registered investment advisor and
                                                  register transfer agent) and AIM GP
                                                  Canada Inc. (general partner for a
                                                  limited partnership); Director, A I M
                                                  Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Director and
                                                  Chairman, AIM Investment Services, Inc.,
                                                  Fund Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); Director, President and
                                                  Chairman, AVZ Callco Inc. (holding
                                                  company); AMVESCAP Inc. (holding
                                                  company) and AIM Canada Holdings Inc.
                                                  (holding company); Director and Chief
                                                  Executive Officer, AIM Trimark Corporate
                                                  Class Inc. (formerly AIM Trimark Global
                                                  Fund Inc.) (corporate mutual fund
                                                  company) and AIM Trimark Canada Fund
                                                  Inc. (corporate mutual fund company);
                                                  Trustee, President and Principal
                                                  Executive Officer of The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); Trustee and
                                                  Executive Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); and Manager,
                                                  Powershares Capital Management LLC

                                                  Formerly: President and Principal
                                                  Executive Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); Chairman, AIM
                                                  Canada Holdings, Inc.; Executive Vice
                                                  President and Chief Operations Officer,
                                                  AIM Funds Management Inc.; President,
                                                  AIM Trimark Global Fund Inc. and AIM
                                                  Trimark Canada Fund Inc.; and Director,
                                                  Trimark Trust (federally regulated
                                                  Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company
                                                  Formerly: Partner, law firm of Baker &     (2 portfolios))
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Founder, Green, Manning & Bunch Ltd.,      None
   Trustee                                        (investment banking firm); and Director,
                                                  Policy Studies, Inc. and Van Gilder
                                                  Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation (property casualty company)

                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and Director of various
                                                  affiliated Volvo companies; and
                                                  Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund
                                                  company); and Owner, Dos Angelos Ranch,    (non-profit)
                                                  L.P.

                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)

-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company
                                                                                             (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    Director, Mainstay VP Series
   Trustee                                        Formerly: Partner, Deloitte & Touche       Funds, Inc. (21 portfolios)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. High Yield Fund


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER     PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIP(S)
TRUST                              SINCE          DURING PAST 5 YEARS                       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Senior Vice President and Senior Officer  N/A
   Senior Vice President and                      of The AIM Family of Funds--Registered
   Senior Officer                                 Trademark--

                                                  Formerly: Director of Compliance and
                                                  Assistant General Counsel, ICON
                                                  Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962            2006           Director, Senior Vice President,          N/A
   Senior Vice President, Chief                   Secretary and General Counsel, A I M
   Legal Officer and Secretary                    Management Group Inc. and A I M
                                                  Advisors, Inc.; Director, Vice President
                                                  and Secretary, INVESCO Distributors,
                                                  Inc.; Vice President and Secretary,
                                                  A I M Capital Management, Inc., AIM
                                                  Investment Services, Inc., and Fund
                                                  Management Company; Senior Vice
                                                  President and Secretary, A I M
                                                  Distributors, Inc.; Director and Vice
                                                  President, INVESCO Funds Group Inc.;
                                                  Senior Vice President, Chief Legal
                                                  Officer and Secretary of The AIM Family
                                                  of Funds--Registered Trademark--; and
                                                  Manager, Powershares Capital Management
                                                  LLC

                                                  Formerly: Chief Operating Officer,
                                                  Senior Vice President, General Counsel,
                                                  and Secretary, Liberty Ridge Capital,
                                                  Inc. (an investment adviser); Vice
                                                  President and Secretary, PBHG Funds (an
                                                  investment company); Vice President and
                                                  Secretary, PBHG Insurance Series Fund
                                                  (an investment company); General Counsel
                                                  and Secretary, Pilgrim Baxter Value
                                                  Investors (an investment adviser); Chief
                                                  Operating Officer, General Counsel and
                                                  Secretary, Old Mutual Investment
                                                  Partners (a broker-dealer); General
                                                  Counsel and Secretary, Old Mutual Fund
                                                  Services (an administrator); General
                                                  Counsel and Secretary, Old Mutual
                                                  Shareholder Services (a shareholder
                                                  servicing center); Executive Vice
                                                  President, General Counsel and
                                                  Secretary, Old Mutual Capital, Inc. (an
                                                  investment adviser); and Vice President
                                                  and Secretary, Old Mutual Advisors Funds
                                                  (an investment company)
------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Global Compliance Director, AMVESCAP      N/A
   Vice President                                 PLC; and Vice President of The AIM
                                                  Family of Funds--Registered Trademark--

                                                  Formerly: Senior Vice President, A I M
                                                  Management Group Inc.; Senior Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Advisors, Inc.; Vice President and
                                                  Chief Compliance Officer, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Vice President, AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; Senior Vice President and Chief
                                                  Compliance Officer of The AIM Family of
                                                  Funds--Registered Trademark--; and
                                                  Senior Vice President and Compliance
                                                  Director, Delaware Investments Family of
                                                  Funds
------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Senior Vice President and General
   Vice President                                 Counsel, AMVESCAP PLC; Director, INVESCO
                                                  Funds Group, Inc.; and Vice President of
                                                  The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Director, Vice President and    N/A
                                                  General Counsel, Fund Management
                                                  Company; Director, Senior Vice
                                                  President, Secretary and General
                                                  Counsel, A I M Management Group Inc. and
                                                  A I M Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Senior Vice President, A I M
                                                  Distributors, Inc.; Vice President,
                                                  A I M Capital Management, Inc. and AIM
                                                  Investment Services, Inc.; Senior Vice
                                                  President, Chief Legal Officer and
                                                  Secretary of The AIM Family of
                                                  Funds--Registered Trademark--; Chief
                                                  Executive Officer and President, INVESCO
                                                  Funds Group, Inc.; and Senior Vice
                                                  President, and General Counsel, Liberty
                                                  Financial Companies, Inc. and Senior
                                                  Vice President and General Counsel
                                                  Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M  N/A
   Vice President, Principal                      Advisors, Inc.; and Vice President,
   Financial Officer and                          Treasurer and Principal Officer of The
   Treasurer                                      AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief           N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc. and Vice President
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, Senior Vice
                                                  President and Senior Investment Officer,
                                                  A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing     N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc. and The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); and
                                                  President and Principal Executive
                                                  Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust Only)

                                                  Formerly: Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only)
------------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967         2005           Anti-Money Laundering Compliance          N/A
   Anti-Money Laundering                          Officer, A I M Advisors, Inc., A I M
   Compliance Officer                             Capital Management, Inc., A I M
                                                  Distributors, Inc., AIM Investment
                                                  Services, Inc., AIM Private Asset
                                                  Management, Inc., Fund Management
                                                  Company and The AIM Family of
                                                  Funds--Registered Trademark--

                                                  Formerly: Manager of the Fraud
                                                  Prevention Department, AIM Investment
                                                  Services, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958        2006           Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                       Group Inc.; Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc.; and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company

                                                  Formerly: Global Head of Product
                                                  Development, AIG-Global Investment
                                                  Group, Inc.; Chief Compliance Officer
                                                  and Deputy General Counsel,
                                                  AIG-SunAmerica Asset Management; and
                                                  Chief Compliance Officer, Chief
                                                  Operating Officer and Deputy General
                                                  Counsel, American General Investment
                                                  Management
------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            225 Franklin Street
Floor                         1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
Philadelphia, PA 19103-7599   Americas
                              New York, NY 10036-2714

     INTERNATIONAL/                                                                               AIM V.I. INTERNATIONAL GROWTH FUND
     GLOBAL EQUITY

     International/Global Growth
                                                                              Annual Report to Shareholders - December 31, 2006

The Fund provides a complete list of its
holdings four times in each fiscal year,
at the quarter-ends. For the second and
fourth quarters, the lists appear in the
Fund's semiannual and annual reports to
shareholders. For the first and third
quarters, the Fund files the lists with
the Securities and Exchange Commission
(SEC) on Form N-Q. The Fund's Form N-Q
filings are available on the SEC Web site,                                          [COVER GLOBE IMAGE]
sec.gov. Copies of the Fund's Forms N-Q
may be reviewed and copied at the SEC
Public Reference Room in Washington,
D.C. You can obtain information on the
operation of the Public Reference Room,
including information about duplicating
fee charges, by calling 202-942-8090 or
800-732-0330, or by electronic request at
the following E-mail address:
publicinfo@sec.gov. The SEC file numbers
for the Fund are 811-07452 and 033-57340.
The Fund's most recent portfolio holdings,
as filed on Form N-Q, have also been made
available to insurance companies issuing
variable annuity contracts and variable
life insurance policies ("variable
products") that invest in the Fund.

A description of the policies and
procedures that the Fund uses to determine
how to vote proxies relating to portfolio
securities is available without charge,
upon request, from our Client Services                                                 AIM V.I. INTERNATIONAL GROWTH FUND seeks
department at 800-410-4246 or on the AIM                                                to provide long-term growth of capital.
Web site, AIMinvestments.com. On the home
page, scroll down and click on AIM Funds
Proxy Policy. The information is also
available on the SEC Web site, sec.gov.

Information regarding how the Fund voted
proxies related to its portfolio
securities during the 12 months ended June
30, 2006, is available at our Web site. Go
to AIMinvestments.com, access the About Us                        UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT
tab, click on Required Notices and then                           IS AS OF DECEMBER 31, 2006, AND IS BASED ON TOTAL NET ASSETS.
click on Proxy Voting Activity. Next,
select the Fund from the drop-down menu.
The information is also available on the
SEC Web site, sec.gov.

                                             ==================================================================================
                                              THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
                                              PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE
          [AIM INVESTMENTS LOGO]              INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH
         --Registered Trademark--             CAREFULLY BEFORE INVESTING.
                                             ==================================================================================

                                                              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                               AIM V.I. INTERNATIONAL GROWTH FUND

                                                                                               We believe disciplined sell decisions
                                                                                          are key to successful investing. We
=======================================================================================   consider selling a stock when:

PERFORMANCE SUMMARY                                                                       - A company's fundamentals deteriorate, or
                                                                                          it posts disappointing earnings.
Foreign equity markets posted strong positive returns over the year, ending 2006 with a
fourth consecutive year of double-digit gains. Following a trend of recent years,         - A stock's price seems overvalued.
foreign equities continued to outperform U.S. equities.
                                                                                          - A more attractive opportunity becomes
     We are pleased to have provided shareholders with double-digit Fund performance.     available.
As the table below illustrates, AIM V.I. International Growth Fund -- excluding
applicable sales charges -- significantly outperformed both its broad market and          Market conditions and your Fund
style-specific benchmarks. We attribute our comparative success to strong stock
selection in Europe and Asia/Pacific. Our exposure to emerging markets, which             Markets continued to rally in Europe, as
outperformed during the year, provided a competitive advantage as well.                   positive economic data and strong company
                                                                                          earnings continued to bolster investor
     Your Fund's long-term performance appears on pages 4 - 5.                            confidence. Asian stock markets also
                                                                                          performed strongly during the year.
FUND VS. INDEXES                                                                          Japanese shares, though, remained
                                                                                          lackluster. Emerging markets experienced a
Total returns, 12/31/05 - 12/31/06, excluding variable product issuer charges. If         volatile 12-month period during which
variable product issuer charges were included, returns would be lower.                    stocks hit record highs in many countries
                                                                                          before correcting from early May. A
Series I Shares                                                                  28.23%   combination of higher global interest
Series II Shares                                                                 27.88    rates and an unwinding of leverage amid
MSCI EAFE --REGISTERED TRADEMARK-- Index (Broad Market Index)                    26.34    rising levels of risk aversion accentuated
MSCI EAFE --REGISTERED TRADEMARK-- Growth Index (Style-Specific Index)           22.33    the sell-off of equities. Most of these
Lipper International Multi-Cap Growth Funds Index (Peer Group Index)             25.50    markets bounced back from July onward,
                                                                                          ending the year with strong positive
SOURCE: LIPPER INC.                                                                       overall returns.

=======================================================================================        Fund performance was broad based with
                                                                                          all major regions registering double-digit
How we invest                                whose prices do not fully reflect these      positive returns for the fiscal year. Our
                                             attributes.                                  largest regional allocation remained in
When selecting stocks for your Fund, we                                                   European stocks. Strong stock selection
employ a disciplined investment strategy          While research responsibilities         across multiple markets (including France,
that emphasizes fundamental research,        within the portfolio management team are     Germany, Switzerland and the United
supported by both quantitative analysis      focused by region and market                 Kingdom) helped us outperform our
and portfolio construction techniques. Our   capitalization, such as large- or            style-specific benchmark in Europe,
"EQV" (Earnings, Quality, Valuation)         mid/small-cap, we select investments for     although we continued to underweight our
strategy focuses primarily on identifying    the Fund by using a "bottom-up" investment   exposure to the region. This allocation
quality companies that have experienced,     approach. We construct the Fund on a         strategy should not be construed as a bias
or exhibit the potential for, accelerated    stock-by-stock basis, focusing on            against European stocks -- we continue to
or above-average earnings growth but         strengths of individual companies rather     find very compelling
                                             than on sectors, countries or market-cap
                                             trends.

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP FIVE COUNTRIES*                          TOP 10 EQUITY HOLDINGS*
------------------------------------------------------------------------------------------------------------------------------------
By sector                                    1. Japan                             13.2%    1. Syngenta A.G. (Switzerland)       2.0%
Financials                           22.3%   2. United Kingdom                    10.1     2. Roche Holding A.G. (Switzerland)  2.0
Consumer Discretionary               16.0    3. Germany                            9.5     3. Vinci S.A. (France)               1.9
Consumer Staples                     11.3    4. Switzerland                        9.3     4. BNP Paribas (France)              1.9
Industrials                          11.3    5. France                             9.1     5. UBS A.G. (Switzerland)            1.7
Information Technology                9.9                                                  6. Canon Inc. (Japan)                1.7
Energy                                7.1    Total Net Assets           $727.12 million    7. Anglo Irish Bank Corp. PLC        1.6
Health Care                           6.2                                                    (Ireland)
Materials                             5.8    Total Number of Holdings*              95
Telecommunication Services            2.1                                                  8. Infosys Technologies Ltd. (India) 1.6
Utilities                             1.1
Money Market Funds Plus                                                                    9. Total S.A. (France)               1.6
Other Assets Less Liabilities         6.9                                                 10. Toyota Motor Corp. (Japan)        1.5

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

==========================================   ==========================================   ==========================================

                                                                                          AIM V.I. INTERNATIONAL GROWTH FUND

investment opportunities there -- but        However, favorable stock selection                       Clas G. Olsson
rather an indication of our flexibility in   delivered strong positive returns,
seeking opportunities across international   offsetting losses caused by the                [OLSSON   Senior portfolio manager, is
markets, both developed and emerging. For    underweight position.                           PHOTO]   lead manager of AIM V.I.
instance, allocations across emerging                                                                 International Growth Fund with
markets such as India, Mexico and China           In addition to regional and sector      respect to the Fund's investments in
(countries not represented in the EAFE       contributions, the Fund also benefited       Europe and Canada. Mr. Olsson joined AIM
benchmarks) gave the Fund a competitive      from its large/mid-cap flexibility, which    in 1994. Mr. Olsson became a commissioned
edge. These markets continued to be          enabled us to invest in several              naval officer at the Royal Swedish Naval
underpinned by positive macroeconomic news   attractive, under-followed mid-cap stocks.   Academy in 1988. He also earned a B.B.A.
and, in most cases, were further supported   Foreign exchange was another contributor     from The University of Texas at Austin.
by attractive valuations. The Fund's         to Fund performance. As we do not
emerging markets exposure is limited to      typically hedge currencies -- we buy                     Barrett K. Sides
less than 20%.                               stocks in their local currency and then
                                             translate that value into dollars for the      [SIDES    Senior Portfolio manager, is
     The Fund's relative outperformance      Fund -- foreign currency appreciation,         PHOTO]    lead manager of AIM V.I.
was also aided by strong stock selection     predominantly in the euro, provided a                    International Growth Fund with
combined with a continued underweight        boost to Fund performance.                   respect to the Fund's investments in Asia
exposure versus the style-specific                                                        Pacific and Latin America. He joined AIM
benchmark to the weak Japanese equity             As indicated by the Fund's strong       in 1990. Mr. Sides graduated with a B.S.
market. Despite improving fundamentals at    relative and absolute performance,           in economics from Bucknell University. He
the company level, we believe valuations     detractors over the year were limited and    also earned a master's in international
in Japanese equities remained less           predominantly stock specific. TEVA           business from the University of St.Thomas.
attractive compared with other markets in    PHARMACEUTICALS (Israel/pharmaceuticals),
the region. The Fund's bottom-up stock       NITTO DENKO CORPORATION (Japan, materials)               Shuxin Cao
selection process enabled us -- despite      and HYUNDAI MOTOR CO. (South
mixed macroeconomic fundamentals -- to       Korea/automobile manufacturer) were key         [CAO     Chartered Financial Analyst,
identify strong-performing companies not     detractors. We either trimmed or sold out      PHOTO]    portfolio manager,is manager
included in the style-specific benchmark,    of these positions over the year.                        of AIM V.I.International
including TOYOTA MOTORS and SUZUKI MOTORS.                                                Growth Fund. He joined AIM in 1997.
                                             In closing                                   Mr. Cao graduated from Tianjin Foreign
     Beyond regional diversity, sector                                                    Language Institute with a B.A. in English.
performance was also broad based, with       Over the past 12 months, the Fund has        He also received an M.B.A. from Texas A&M
every sector registering double-digit        experienced strong double-digit returns.     University and is a certified public
returns for the year. The Fund               It would be imprudent for us to suggest      accountant.
outperformed its style-specific index        that such a level of performance is
across all sectors with top contributors     sustainable over the long term. Regardless               Matthew W. Dennis
coming from the Fund's information           of macro-economic trends, the Fund
technology, financials, industrials,         maintained a disciplined strategy of           [DENNIS   Chartered Financial Analyst,
consumer discretionary and energy            selecting attractive investment                 PHOTO]   portfolio manager, is manager
holdings. French financial giant BNP         opportunities based on its "EQV"                         of AIM V.I. International
PARIBAS and French construction company      investment strategy. We welcome new          Growth Fund. He has been in the investment
VINCI were both top-10 contributors for      investors and thank all of our               business since 1994. Mr. Dennis earned a
the year.                                    shareholders for investing in AIM V.I.       B.A. in economics from The University of
                                             International Growth Fund.                   Texas at Austin. He also earned an M.S. in
     BNP PARIBAS, a Fund holding since                                                    finance from Texas A&M University
1997, is one of Europe's largest banks and   THE VIEWS AND OPINIONS EXPRESSED IN
a good example of what we look for in an     MANAGEMENT'S DISCUSSION OF FUND                          Jason T. Holzer
investment. It's the leading French bank     PERFORMANCE ARE THOSE OF A I M ADVISORS,
operating in a strong domestic market        INC. THESE VIEWS AND OPINIONS ARE SUBJECT      [HOLZER   Chartered Financial Analyst,
where mortgage lending and consumer          TO CHANGE AT ANY TIME BASED ON FACTORS          PHOTO]   senior portfolio manager, is
finance are growing rapidly and generating   SUCH AS MARKET AND ECONOMIC CONDITIONS.                  manager of AIM V.I.
strong returns. BNP is also expanding        THESE VIEWS AND OPINIONS MAY NOT BE RELIED   International Growth Fund. Mr. Holzer
abroad both in emerging markets and the      upon as investment advice or                 joined AIM in 1996. He earned a B.A. in
United States, and it recently acquired      RECOMMENDATIONS, OR AS AN OFFER FOR A        quantitative economics and an M.S. in
BNL in Italy. The management team has a      PARTICULAR SECURITY. THE INFORMATION IS      engineering-economic systems from Stanford
successful track record of allocating        NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF   University.
capital efficiently and delivered strong     ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR
returns with relatively low risk. Capable    THE FUND. STATEMENTS OF FACT ARE FROM        Assisted by Asia Pacific/Latin America
management has made the company a top Fund   SOURCES CONSIDERED RELIABLE, BUT A I M       Team and Europe/Canada Team
holding that is trading at an attractive     ADVISORS, INC. MAKES NO REPRESENTATION OR
valuation.                                   WARRANTY AS TO THEIR COMPLETENESS OR
                                             ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE
     In contrast, the Fund's underweight     IS NO GUARANTEE OF FUTURE RESULTS, THESE
exposure to the utilities sector relative    INSIGHTS MAY HELP YOU UNDERSTAND OUR
to its style-specific benchmark detracted    INVESTMENT MANAGEMENT PHILOSOPHY.
FROM performance.
                                             FOR A DISCUSSION OF THE RISKS OF INVESTING
                                             IN YOUR FUND, INDEXES USED IN THIS REPORT
                                             AND YOUR FUND'S LONG-TERM PERFORMANCE,
                                             PLEASE SEE PAGES 4 - 5.


YOUR FUND'S LONG-TERM PERFORMANCE                                                         AIM V.I. INTERNATIONAL GROWTH FUND
==========================================
AVERAGE ANNUAL TOTAL RETURNS                 RESTATED HISTORICAL PERFORMANCE OF SERIES    THROUGH INSURANCE COMPANIES ISSUING
------------------------------------------   I SHARES (FOR PERIODS PRIOR TO INCEPTION     VARIABLE PRODUCTS. YOU CANNOT PURCHASE
                                             OF SERIES II SHARES) ADJUSTED TO REFLECT     SHARES OF THE FUND DIRECTLY. PERFORMANCE
As of 12/31/06                               THE RULE 12b-1 FEES APPLICABLE TO SERIES     FIGURES GIVEN REPRESENT THE FUND AND ARE
                                             II SHARES. THE PERFORMANCE OF THE FUND'S     NOT INTENDED TO REFLECT ACTUAL VARIABLE
SERIES I SHARES                              SERIES I AND SERIES II SHARE CLASSES WILL    PRODUCT VALUES. THEY DO NOT REFLECT SALES
Inception (5/5/93)                   9.88%   DIFFER PRIMARILY DUE TO DIFFERENT CLASS      CHARGES, EXPENSES AND FEES ASSESSED IN
     5 Years                        15.34    EXPENSES.                                    CONNECTION WITH A VARIABLE PRODUCT. SALES
     1 Year                         28.23                                                 CHARGES, EXPENSES AND FEES, WHICH ARE
                                                  THE PERFORMANCE DATA QUOTED REPRESENT   DETERMINED BY THE VARIABLE PRODUCT
SERIES II SHARES                             PAST PERFORMANCE AND CANNOT GUARANTEE        ISSUERS, WILL VARY AND WILL LOWER THE
    10 Years                         7.92%   COMPARABLE FUTURE RESULTS; CURRENT           TOTAL RETURN.
     5 Years                        15.03    PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE
     1 Year                         27.88    CONTACT YOUR VARIABLE PRODUCT ISSUER OR           PER NASD REQUIREMENTS, THE MOST
==========================================   FINANCIAL ADVISOR FOR THE MOST RECENT        RECENT MONTH-END PERFORMANCE DATA AT THE
                                             MONTH-END VARIABLE PRODUCT PERFORMANCE.      FUND LEVEL, EXCLUDING VARIABLE PRODUCT
==========================================   PERFORMANCE FIGURES REFLECT FUND EXPENSES,   CHARGES, IS AVAILABLE ON THIS AIM
CUMULATIVE TOTAL RETURNS                     REINVESTED DISTRIBUTIONS AND CHANGES IN      AUTOMATED INFORMATION LINE, 866-702-4402.
------------------------------------------   NET ASSET VALUE. INVESTMENT RETURN AND       AS MENTIONED ABOVE, FOR THE MOST RECENT
                                             PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU   MONTH-END PERFORMANCE INCLUDING VARIABLE
6 months ended 12/31/06                      MAY HAVE A GAIN OR LOSS WHEN YOU SELL        PRODUCT CHARGES, PLEASE CONTACT YOUR
                                             SHARES.                                      VARIABLE PRODUCT ISSUER OR FINANCIAL
Series I Shares                     17.72%                                                ADVISOR
Series II Shares                    17.56         AIM V.I. INTERNATIONAL GROWTH FUND, A
                                             SERIES PORTFOLIO OF AIM VARIABLE INSURANCE
SERIES II SHARES' INCEPTION DATE IS          FUNDS, IS CURRENTLY OFFERED
SEPTEMBER 19, 2001. RETURNS SINCE THAT
DATE ARE HISTORICAL. ALL OTHER RETURNS ARE
THE BLENDED RETURNS OF THE HISTORICAL
PERFORMANCE OF SERIES II SHARES SINCE
THEIR INCEPTION AND THE

====================================================================================================================================

PRINCIPAL RISKS OF INVESTING IN THE FUND     tion or declares bankruptcy, the Fund may    the largest underlying funds in each
                                             experience delays in selling the             variable insurance category and does not
Prices of equity securities change in        securities underlying the repurchase         include mortality and expense fees.
response to many factors including the       agreement.
historical and prospective earnings of the                                                     The Fund is not managed to track the
issuer, the value of its assets, general          There is no guarantee that the          performance of any particular index,
economic conditions, interest rates,         investment techniques and risk analyses      including the index defined here, and
investor perceptions and market liquidity.   used by the Fund's portfolio managers will   consequently, the performance of the Fund
                                             produce the desired results.                 may deviate significantly from the
     Foreign securities have additional                                                   performance of the indexes.
risks, including exchange rate changes,      About indexes used in this report
political and economic upheaval, the                                                           A direct investment cannot be made in
relative lack of information about these     The unmanaged MSCI EUROPE, AUSTRALASIA AND   an index. Unless otherwise indicated,
companies, relatively low market liquidity   THE FAR EAST INDEX (the MSCI EAFE) is a      index results include reinvested
and the potential lack of strict financial   group of foreign securities tracked by       dividends, and they do not reflect sales
and accounting controls and standards.       Morgan Stanley Capital International.        charges. Performance of an index of funds
                                                                                          reflects fund expenses; performance of a
     Investing in emerging markets                The unmanaged MSCI EUROPE,              market index does not.
involves greater risk than investing in      AUSTRALASIA AND THE FAR EAST (the MSCI
more established markets. The risks          EAFE) GROWTH INDEX is a subset of the        Other information
include the relatively smaller size and      unmanaged MSCI EAFE, which represents the
lesser liquidity of these markets, high      performance of foreign stocks tracked by     The returns shown in the management's
inflation rates, adverse political           Morgan Stanley Capital International. The    discussion of Fund performance are based
developments and lack of timely              Growth portion measures performance of       on net asset values calculated for
information.                                 companies with higher price/earnings         shareholder transactions. Generally
                                             ratios and higher forecasted growth          accepted accounting principles require
     To the extent the Fund holds cash or    values.                                      adjustments to be made to the net assets
cash equivalents rather than equity                                                       of the Fund at period end for financial
securities for risk management purposes,          The unmanaged LIPPER INTERNATIONAL      reporting purposes, and as such, the net
the Fund may not achieve its investment      MULTI-CAP GROWTH FUNDS INDEX represents an   asset values for shareholder transactions
objective.                                   average of the performance of the 10         and the returns based on those net asset
                                             largest international multi-capitalization   values may differ from the net asset
     If the seller of a repurchase           growth funds tracked by Lipper Inc., an      values and returns reported in the
agreement in which the Fund invests          independent mutual fund performance          Financial Highlights. Additionally, the
defaults on its obliga-                      monitor.                                     returns and net asset values shown
                                                                                          throughout this report are at the Fund
                                                  In conjunction with the annual          level only and do not include variable
                                             prospectus update on or about May 1, 2007,   product issuer charges. If such charges
                                             the AIM V.I. International Growth Fund       were included, the total returns would be
                                             prospectus will be amended to reflect that   lower.
                                             the Fund has elected to use the LIPPER VUF
                                             INTERNATIONAL GROWTH FUNDS INDEX as its           Industry classifications used in this
                                             peer group rather than the Lipper            report are generally according to the
                                             International Multi-Cap Growth Funds         Global Industry Classification Standard,
                                             Index. The Lipper Variable Underlying        which was developed by and is the
                                             Funds (VUF) International Growth Funds       exclusive property and a service mark of
                                             Index, recently published by Lipper Inc.,    Morgan Stanley Capital International Inc.
                                             comprises                                    and Standard & Poor's.

                                                                                               The Chartered Financial Analyst
                                                                                          --REGISTERED TRADEMARK-- (CFA --REGISTERED
                                                                                          TRADEMARK--) designation is a globally
                                                                                          recognized standard for measuring the
                                                                                          competence and integrity of investment
                                                                                          professionals.

                                             AIM V.I. INTERNATIONAL GROWTH FUND

Past performance cannot guarantee            value of an investment, is constructed
comparable future results.                   with each segment representing a percent
                                             change in the value of the investment. In
     This chart, which is a logarithmic      this chart, each segment represents a
chart, presents the fluctuations in the      doubling, or 100% change, in the value of
value of the Fund and its indexes. We        the investment. In other words, the space
believe that a logarithmic chart is more     between $5,000 and $10,000 is the same
effective than other types of charts in      size as the space between $10,000 and
illustrating changes in value during the     $20,000, and so on.
early years shown in the chart. The
vertical axis, the one that indicates the
dollar

================================================================================
                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Index data from 4/30/93, Fund data from 5/5/93

             AIM V.I. INTERNATIONAL GROWTH FUND
   DATE               -SERIES I SHARES           MSCI EAFE INDEX  MSCI EAFE GROWTH INDEX
----------------------------------------------------------------------------------------
 4/30/93                                             $ 10000               $ 10000
    5/93                    $ 10190                    10211                 10294
    6/93                       9880                    10052                 10201
    7/93                       9931                    10404                 10499
    8/93                      10611                    10965                 11035
    9/93                      10661                    10719                 10766
   10/93                      11241                    11049                 11106
   11/93                      10910                    10083                 10016
   12/93                      11890                    10811                 10607
    1/94                      12490                    11725                 11405
    2/94                      12121                    11693                 11319
    3/94                      11561                    11189                 10761
    4/94                      11931                    11664                 11206
    5/94                      11801                    11597                 11075
    6/94                      11620                    11761                 11180
    7/94                      12041                    11874                 11278
    8/94                      12340                    12155                 11534
    9/94                      12070                    11772                 11149
   10/94                      12430                    12164                 11461
   11/94                      11750                    11580                 10946
   12/94                      11698                    11652                 11087
    1/95                      11057                    11204                 10661
    2/95                      11328                    11172                 10657
    3/95                      11739                    11869                 11328
    4/95                      12100                    12315                 11829
    5/95                      12411                    12169                 11693
    6/95                      12671                    11955                 11451
    7/95                      13383                    12700                 12181
    8/95                      13093                    12215                 11668
    9/95                      13334                    12454                 11935
   10/95                      13274                    12119                 11613
   11/95                      13314                    12456                 11932
   12/95                      13716                    12958                 12348
    1/96                      14067                    13011                 12357
    2/96                      14358                    13055                 12399
    3/96                      14630                    13332                 12697
    4/96                      15102                    13720                 13004
    5/96                      15182                    13468                 12733
    6/96                      15504                    13543                 12777
    7/96                      14741                    13148                 12364
    8/96                      15102                    13176                 12376
    9/96                      15534                    13526                 12715
   10/96                      15485                    13388                 12610
   11/96                      16228                    13921                 13013
   12/96                      16468                    13742                 12776
    1/97                      16438                    13261                 12243
    2/97                      16629                    13478                 12433
    3/97                      16508                    13526                 12506
    4/97                      16478                    13598                 12632
    5/97                      17475                    14483                 13374
    6/97                      18391                    15282                 14152
    7/97                      19135                    15529                 14490
    8/97                      17484                    14369                 13372
    9/97                      19035                    15174                 14256
   10/97                      17394                    14008                 12907
   11/97                      17444                    13865                 12879
   12/97                      17610                    13986                 13045
    1/98                      17784                    14625                 13635
    2/98                      18967                    15564                 14539
    3/98                      20139                    16043                 14736
    4/98                      20447                    16170                 14883
    5/98                      20848                    16092                 14779
    6/98                      20921                    16214                 14983
    7/98                      21281                    16378                 15051
    8/98                      18434                    14349                 13434
    9/98                      18032                    13909                 13056
   10/98                      18834                    15359                 14380
   11/98                      19637                    16146                 15076
   12/98                      20340                    16783                 15942
    1/99                      20651                    16733                 16025
    2/99                      19738                    16334                 15505
    3/99                      20050                    17016                 15714
    4/99                      20734                    17706                 15875
    5/99                      20018                    16794                 15185
    6/99                      21241                    17448                 15773
    7/99                      21728                    17967                 16077
    8/99                      21749                    18033                 16167
    9/99                      22226                    18214                 16423
================================================================================

                                                             SOURCE: LIPPER INC.

================================================================================
                                [MOUNTAIN CHART]

   10/99                      23844                    18896                 17303
   11/99                      26891                    19553                 18571
   12/99                      31535                    21308                 20638
    1/00                      29337                    19954                 19477
    2/00                      32341                    20491                 20557
    3/00                      31274                    21286                 20942
    4/00                      28731                    20165                 19558
    5/00                      26964                    19673                 18347
    6/00                      28105                    20442                 19001
    7/00                      27428                    19585                 17811
    8/00                      28481                    19755                 18000
    9/00                      26146                    18793                 16808
   10/00                      24326                    18349                 16031
   11/00                      22226                    17661                 15292
   12/00                      23202                    18289                 15578
    1/01                      23513                    18280                 15534
    2/01                      20873                    16909                 13957
    3/01                      19351                    15782                 12991
    4/01                      20469                    16879                 13881
    5/01                      20101                    16283                 13322
    6/01                      19858                    15617                 12675
    7/01                      19397                    15333                 12367
    8/01                      18693                    14944                 11803
    9/01                      16940                    13431                 10686
   10/01                      17263                    13775                 11111
   11/01                      17436                    14283                 11682
   12/01                      17743                    14367                 11749
    1/02                      17040                    13604                 11116
    2/02                      17267                    13699                 11266
    3/02                      17992                    14507                 11746
    4/02                      18015                    14536                 11756
    5/02                      18206                    14720                 11779
    6/02                      17849                    14134                 11475
    7/02                      16041                    12739                 10252
    8/02                      16006                    12710                 10173
    9/02                      14316                    11345                  9287
   10/02                      14863                    11955                  9812
   11/02                      15100                    12497                 10101
   12/02                      14961                    12077                  9867
    1/03                      14411                    11573                  9378
    2/03                      14244                    11307                  9176
    3/03                      14016                    11085                  9079
    4/03                      14902                    12172                  9866
    5/03                      15800                    12909                 10375
    6/03                      16135                    13221                 10556
    7/03                      16208                    13541                 10694
    8/03                      16519                    13868                 10890
    9/03                      16902                    14296                 11258
   10/03                      17981                    15187                 11906
   11/03                      18340                    15524                 12184
   12/03                      19310                    16737                 13023
    1/04                      19924                    16974                 13277
    2/04                      20478                    17366                 13528
    3/04                      20429                    17464                 13539
    4/04                      20021                    17068                 13203
    5/04                      20201                    17105                 13169
    6/04                      20514                    17501                 13345
    7/04                      19876                    16933                 12803
    8/04                      20045                    17008                 12817
    9/04                      20803                    17452                 13133
   10/04                      21633                    18048                 13573
   11/04                      22956                    19280                 14508
   12/04                      23944                    20126                 15122
    1/05                      23556                    19757                 14774
    2/05                      24597                    20611                 15365
    3/05                      24075                    20093                 14989
    4/05                      23396                    19620                 14699
    5/05                      23591                    19630                 14743
    6/05                      24147                    19890                 14862
    7/05                      25152                    20500                 15315
    8/05                      25987                    21018                 15754
    9/05                      26616                    21954                 16417
   10/05                      25817                    21313                 15968
   11/05                      26773                    21834                 16269
   12/05                      28232                    22850                 17130
    1/06                      30327                    24253                 18186
    2/06                      30108                    24200                 17979
    3/06                      30996                    24997                 18674
    4/06                      32410                    26191                 19524
    5/06                      30802                    25174                 18698
    6/06                      30753                    25172                 18722
    7/06                      31070                    25421                 18809
    8/06                      32083                    26120                 19263
    9/06                      32253                    26161                 19155
   10/06                      33546                    27178                 19807
   11/06                      34921                    27990                 20384
   12/06                      36209                    28869                 20955
================================================================================

CALCULATING YOUR ONGOING FUND EXPENSES                                                    AIM V.I. INTERNATIONAL GROWTH FUND

EXAMPLE                                      ACTUAL EXPENSES                              Fund's actual return. The Fund's actual
                                                                                          cumulative total returns at net asset
As a shareholder of the Fund, you incur      The table below provides information about   value after expenses for the six months
ongoing costs, including management fees;    actual account values and actual expenses.   ended December 31, 2006, appear in the
distribution and/or service (12b-1) fees;    You may use the information in this table,   table "Cumulative Total Returns" on page
and other Fund expenses. This example is     together with the amount you invested, to    4.
intended to help you understand your         estimate the expenses that you paid over
ongoing costs (in dollars) of investing in   the period. Simply divide your account       The hypothetical account values and
the Fund and to compare these costs with     value by $1,000 (for example, an $8,600      expenses may not be used to estimate the
ongoing costs of investing in other mutual   account value divided by $1,000 = 8.6),      actual ending account balance or expenses
funds. The example is based on an            then multiply the result by the number in    you paid for the period. You may use this
investment of $1,000 invested at the         the table under the heading entitled         information to compare the ongoing costs
beginning of the period and held for the     "Actual Expenses Paid During Period" to      of investing in the Fund and other funds.
entire period July 1, 2006, through          estimate the expenses you paid on your       To do so, compare this 5% hypothetical
December 31, 2006.                           account during this period.                  example with the 5% hypothetical examples
                                                                                          that appear in the shareholder reports of
     The actual and hypothetical expenses    Hypothetical example for comparison          the other funds.
in the examples below do not represent the   purposes
effect of any fees or other expenses                                                          Please note that the expenses shown in
assessed in connection with a variable       The table below also provides information    the table are meant to highlight your
product; if they did, the expenses shown     about hypothetical account values and        ongoing costs. Therefore, the hypothetical
would be higher while the ending account     hypothetical expenses based on the Fund's    information is useful in comparing ongoing
values shown would be lower.                 actual expense ratio and an assumed rate     costs, and will not help you determine the
                                             of return of 5% per year before expenses,    relative total costs of owning different
                                             which is not the                             funds.

===================================================================================================================================

                                                                              HYPOTHETICAL
                                          ACTUAL                 (5% ANNUAL RETURN BEFORE EXPENSES)

                BEGINNING         ENDING         EXPENSES        ENDING         EXPENSES      ANNUALIZED
 SHARE       ACCOUNT VALUE    ACCOUNT VALUE    PAID DURING    ACCOUNT VALUE    PAID DURING      EXPENSE
 CLASS          (7/1/06)       (12/31/06)(1)    PERIOD(2)      (12/31/06)       PERIOD(2)       RATIO
--------------------------------------------------------------------------------------------------------
Series I      $ 1,000.00       $ 1,177.20        $ 6.04         $ 1,019.66       $ 5.60          1.10%
Series II       1,000.00         1,175.60          7.40           1,018.40         6.87          1.35

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 4.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

===================================================================================================================================

APPROVAL OF INVESTMENT ADVISORY AGREEMENT                                                 AIM V.I. INTERNATIONAL GROWTH FUND

The Board of Trustees of AIM Variable        - The nature and extent of the advisory      Agreement for the Fund, the Board
Insurance Funds (the "Board") oversees the   services to be provided by AIM. The Board    concluded that no changes should be made
management of AIM V.I. International         reviewed the services to be provided by      to the Fund and that it was not necessary
Growth Fund (the "Fund") and, as required    AIM under the Advisory Agreement. Based on   to change the Fund's portfolio management
by law, determines annually whether to       such review, the Board concluded that the    team at this time. Although the
approve the continuance of the Fund's        range of services to be provided by AIM      independent written evaluation of the
advisory agreement with A I M Advisors,      under the Advisory Agreement was             Fund's Senior Officer (discussed below)
Inc. ("AIM"). Based upon the                 appropriate and that AIM currently is        only considered Fund performance through
recommendation of the Investments            providing services in accordance with the    the most recent calendar year, the Board
Committee of the Board, at a meeting held    terms of the Advisory Agreement.             also reviewed more recent Fund
on June 27, 2006, the Board, including all                                                performance, which did not change their
of the independent trustees, approved the    - The quality of services to be provided     conclusions.
continuance of the advisory agreement (the   by AIM. The Board reviewed the credentials
"Advisory Agreement") between the Fund and   and experience of the officers and           - Meetings with the Fund's portfolio
AIM for another year, effective July 1,      employees of AIM who will provide            managers and investment personnel. With
2006.                                        investment advisory services to the Fund.    respect to the Fund, the Board is meeting
                                             In reviewing the qualifications of AIM to    periodically with such Fund's portfolio
     The Board considered the factors        provide investment advisory services, the    managers and/or other investment personnel
discussed below in evaluating the fairness   Board considered such issues as AIM's        and believes that such individuals are
and reasonableness of the Advisory           portfolio and product review process,        competent and able to continue to carry
Agreement at the meeting on June 27, 2006    various back office support functions        out their responsibilities under the
and as part of the Board's ongoing           provided by AIM and AIM's equity and fixed   Advisory Agreement.
oversight of the Fund. In their              income trading operation. Based on the
deliberations, the Board and the             review of these and other factors, the       - Overall performance of AIM. The Board
independent trustees did not identify any    Board concluded that the quality of          considered the overall performance of AIM
particular factor that was controlling,      services to be provided by AIM was           in providing investment advisory and
and each trustee attributed different        appropriate and that AIM currently is        portfolio administrative services to the
weights to the various factors.              providing satisfactory services in           Fund and concluded that such performance
                                             accordance with the terms of the Advisory    was satisfactory.
     One responsibility of the independent   Agreement.
Senior Officer of the Fund is to manage                                                   - Fees relative to those of clients of AIM
the process by which the Fund's proposed     - The performance of the Fund relative to    with comparable investment strategies. The
management fees are negotiated to ensure     comparable funds. The Board reviewed the     Board reviewed the effective advisory fee
that they are negotiated in a manner which   performance of the Fund during the past      rate (before waivers) for the Fund under
is at arms' length and reasonable. To that   one, three and five calendar years against   the Advisory Agreement. The Board noted
end, the Senior Officer must either          the performance of funds advised by other    that this rate was (i) below the effective
supervise a competitive bidding process or   advisors with investment strategies          advisory fee rate (before waivers) for one
prepare an independent written evaluation.   comparable to those of the Fund. The Board   mutual fund advised by AIM with investment
The Senior Officer has recommended an        noted that the Fund's performance was        strategies comparable to those of the
independent written evaluation in lieu of    above the median performance of such         Fund; (ii) above the effective
a competitive bidding process and, upon      comparable funds for the one and five year   sub-advisory fee rate for one Canadian
the direction of the Board, has prepared     periods and below such median performance    mutual fund advised by an AIM affiliate
such an independent written evaluation.      for the three year period. Based on this     and sub-advised by AIM with investment
Such written evaluation also considered      review and after taking account of all of    strategies comparable to those of the
certain of the factors discussed below. In   the other factors that the Board             Fund, although the total advisory fees for
addition, as discussed below, the Senior     considered in determining whether to         such Canadian mutual fund were above those
Officer made a recommendation to the Board   continue the Advisory Agreement for the      for the Fund; (iii) above the effective
in connection with such written              Fund, the Board concluded that no changes    sub-advisory fee rates for two variable
evaluation.                                  should be made to the Fund and that it was   insurance funds sub-advised by an AIM
                                             not necessary to change the Fund's           affiliate and offered to insurance company
     The discussion below serves as a        portfolio management team at this time.      separate accounts with investment
summary of the Senior Officer's              Although the independent written             strategies comparable to those of the
independent written evaluation and           evaluation of the Fund's Senior Officer      Fund, although the total advisory fees for
recommendation to the Board in connection    (discussed below) only considered Fund       such variable insurance funds were above
therewith, as well as a discussion of the    performance through the most recent          those for the Fund; and (iv) comparable to
material factors and the conclusions with    calendar year, the Board also reviewed       the total advisory fee rate for one
respect thereto that formed the basis for    more recent Fund performance, which did      separately managed account/wrap account
the Board's approval of the Advisory         not change their conclusions.                managed by an AIM affiliate with
Agreement. After consideration of all of                                                  investment strategies comparable to those
the factors below and based on its           - The performance of the Fund relative to    of the Fund and above the total advisory
informed business judgment, the Board        indices. The Board reviewed the              fee rates for 10 other separately managed
determined that the Advisory Agreement is    performance of the Fund during the past      accounts/wrap accounts managed by an AIM
in the best interests of the Fund and its    one, three and five calendar years against   affiliate with investment strategies
shareholders and that the compensation to    the performance of the Lipper Variable       comparable to those of the Fund. The Board
AIM under the Advisory Agreement is fair     Underlying Fund International Growth         noted that AIM has agreed to limit the
and reasonable and would have been           Index. The Board noted that the Fund's       Fund's total operating expenses, as
obtained through arm's length                performance was comparable to the            discussed below. Based on this review, the
negotiations.                                performance of such Index for the one year   Board concluded that the advisory fee rate
                                             period and above such Index for the three    for the Fund under the Advisory Agreement
     Unless otherwise stated, information    and five year periods. Based on this         was fair and reasonable.
presented below is as of June 27, 2006 and   review and after taking account of all of
does not reflect any changes that may have   the other factors that the Board
occurred since June 27, 2006, including      considered in determining whether to
but not limited to changes to the Fund's     continue the Advisory
performance, advisory fees, expense
limitations and/or fee waivers.

                                                                     (continued)

                                                                                          AIM V.I. INTERNATIONAL GROWTH FUND

- Fees relative to those of comparable       Fund invests uninvested cash in affiliated   form its obligations under the Advisory
funds with other advisors. The Board         money market funds, AIM has voluntarily      Agreement, and concluded that AIM has the
reviewed the advisory fee rate for the       agreed to waive a portion of the advisory    financial resources necessary to fulfill
Fund under the Advisory Agreement. The       fees it receives from the Fund               its obligations under the Advisory
Board compared effective contractual         attributable to such investment. The Board   Agreement.
advisory fee rates at a common asset level   further determined that the proposed
at the end of the past calendar year and     securities lending program and related       - Historical relationship between the Fund
noted that the Fund's rate was below the     procedures with respect to the lending       and AIM. In determining whether to
median rate of the funds advised by other    Fund is in the best interests of the         continue the Advisory Agreement for the
advisors with investment strategies          lending Fund and its respective              Fund, the Board also considered the prior
comparable to those of the Fund that the     shareholders. The Board therefore            relationship between AIM and the Fund, as
Board reviewed. The Board noted that AIM     concluded that the investment of cash        well as the Board's knowledge of AIM's
has agreed to limit the Fund's total         collateral received in connection with the   operations, and concluded that it was
operating expenses, as discussed below.      securities lending program in the money      beneficial to maintain the current
Based on this review, the Board concluded    market funds according to the procedures     relationship, in part, because of such
that the advisory fee rate for the Fund      is in the best interests of the lending      knowledge. The Board also reviewed the
under the Advisory Agreement was fair and    Fund and its respective shareholders.        general nature of the non-investment
reasonable.                                                                               advisory services currently performed by
                                             - Independent written evaluation and         AIM and its affiliates, such as
- Expense limitations and fee waivers. The   recommendations of the Fund's Senior         administrative, transfer agency and
Board noted that AIM has contractually       Officer. The Board noted that, upon their    distribution services, and the fees
agreed to waive fees and/or limit expenses   direction, the Senior Officer of the Fund,   received by AIM and its affiliates for
of the Fund through April 30, 2008 in an     who is independent of AIM and AIM's          performing such services. In addition to
amount necessary to limit total annual       affiliates, had prepared an independent      reviewing such services, the trustees also
operating expenses to a specified            written evaluation in order to assist the    considered the organizational structure
percentage of average daily net assets for   Board in determining the reasonableness of   employed by AIM and its affiliates to
each class of the Fund. The Board            the proposed management fees of the AIM      provide those services. Based on the
considered the contractual nature of this    Funds, including the Fund. The Board noted   review of these and other factors, the
fee waiver/expense limitation and noted      that the Senior Officer's written            Board concluded that AIM and its
that it remains in effect until April 30,    evaluation had been relied upon by the       affiliates were qualified to continue to
2008. The Board considered the effect this   Board in this regard in lieu of a            provide non-investment advisory services
fee waiver/expense limitation would have     competitive bidding process. In              to the Fund, including administrative,
on the Fund's estimated expenses and         determining whether to continue the          transfer agency and distribution services,
concluded that the levels of fee             Advisory Agreement for the Fund, the Board   and that AIM and its affiliates currently
waivers/expense limitations for the Fund     considered the Senior Officer's written      are providing satisfactory non-investment
were fair and reasonable.                    evaluation.                                  advisory services.

- Breakpoints and economies of scale. The    - Profitability of AIM and its affiliates.   - Other factors and current trends. The
Board reviewed the structure of the Fund's   The Board reviewed information concerning    Board considered the steps that AIM and
advisory fee under the Advisory Agreement,   the profitability of AIM's (and its          its affiliates have taken over the last
noting that it includes one breakpoint.      affiliates') investment advisory and other   several years, and continue to take, in
The Board reviewed the level of the Fund's   activities and its financial condition.      order to improve the quality and
advisory fees, and noted that such fees,     The Board considered the overall             efficiency of the services they provide to
as a percentage of the Fund's net assets,    profitability of AIM, as well as the         the Funds in the areas of investment
have decreased as net assets increased       profitability of AIM in connection with      performance, product line diversification,
because the Advisory Agreement includes a    managing the Fund. The Board noted that      distribution, fund operations, shareholder
breakpoint. The Board concluded that the     AIM's operations remain profitable,          services and compliance. The Board
Fund's fee levels under the Advisory         although increased expenses in recent        concluded that these steps taken by AIM
Agreement therefore reflect economies of     years have reduced AIM's profitability.      have improved, and are likely to continue
scale and that it was not necessary to       Based on the review of the profitability     to improve, the quality and efficiency of
change the advisory fee breakpoints in the   of AIM's and its affiliates' investment      the services AIM and its affiliates
Fund's advisory fee schedule.                advisory and other activities and its        provide to the Fund in each of these
                                             financial condition, the Board concluded     areas, and support the Board's approval of
- Investments in affiliated money market     that the compensation to be paid by the      the continuance of the Advisory Agreement
funds. The Board also took into account      Fund to AIM under its Advisory Agreement     for the Fund.
the fact that uninvested cash and cash       was not excessive.
collateral from securities lending
arrangements, if any (collectively, "cash    - Benefits of soft dollars to AIM. The
balances") of the Fund may be invested in    Board considered the benefits realized by
money market funds advised by AIM pursuant   AIM as a result of brokerage transactions
to the terms of an SEC exemptive order.      executed through "soft dollar"
The Board found that the Fund may realize    arrangements. Under these arrangements,
certain benefits upon investing cash         brokerage commissions paid by the Fund
balances in AIM advised money market         and/or other funds advised by AIM are used
funds, including a higher net return,        to pay for research and execution
increased liquidity, increased               services. This research may be used by AIM
diversification or decreased transaction     in making investment decisions for the
costs. The Board also found that the Fund    Fund. The Board concluded that such
will not receive reduced services if it      arrangements were appropriate.
invests its cash balances in such money
market funds. The Board noted that, to the   - AIM's financial soundness in light of
extent the                                   the Fund's needs. The Board considered
                                             whether AIM is financially sound and has
                                             the resources necessary to per-

AIM V.I. International Growth Fund

SCHEDULE OF INVESTMENTS

December 31, 2006

                                                 SHARES         VALUE
-------------------------------------------------------------------------
FOREIGN COMMON STOCKS & OTHER EQUITY
  INTERESTS-88.92%

AUSTRALIA-3.25%

Babcock & Brown Ltd. (Other Diversified
  Financial Services)(a)(b)                        235,000   $  4,584,240
-------------------------------------------------------------------------
BHP Billiton Ltd. (Diversified Metals &
  Mining)(a)(b)                                    393,700      7,827,892
-------------------------------------------------------------------------
Brambles Ltd. (Diversified Commercial &
  Professional Services)(c)                        611,088      6,189,101
-------------------------------------------------------------------------
QBE Insurance Group Ltd. (Property & Casualty
  Insurance)                                       219,600      5,001,212
=========================================================================
                                                               23,602,445
=========================================================================

BELGIUM-2.44%

InBev N.V. (Brewers)(a)                            168,429     11,103,134
-------------------------------------------------------------------------
KBC Groep N.V. (Diversified Banks)(a)               54,191      6,634,443
=========================================================================
                                                               17,737,577
=========================================================================

BRAZIL-0.73%

All America Latina Logistica
  (Railroads)(a)(d)()                              516,600      5,316,482
=========================================================================

CANADA-3.47%

Canadian National Railway Co. (Railroads)          124,000      5,326,367
-------------------------------------------------------------------------
Canadian Natural Resources Ltd. (Oil & Gas
  Exploration & Production)                        102,163      5,447,116
-------------------------------------------------------------------------
Manulife Financial Corp. (Life & Health
  Insurance)                                       176,061      5,943,465
-------------------------------------------------------------------------
Suncor Energy, Inc. (Integrated Oil & Gas)         108,575      8,549,822
=========================================================================
                                                               25,266,770
=========================================================================

CHINA-1.37%

Ping An Insurance (Group) Co. of China Ltd.-
  Class H (Life & Health Insurance)              1,805,000      9,990,261
=========================================================================

DENMARK-0.97%

Novo Nordisk A.S.-Class B (Pharmaceuticals)         84,798      7,064,060
=========================================================================

FRANCE-9.10%

Axa (Multi-Line Insurance)(a)(b)                   173,638      7,002,500
-------------------------------------------------------------------------
BNP Paribas (Diversified Banks)(a)                 128,841     13,996,916
-------------------------------------------------------------------------
Cap Gemini S.A. (IT Consulting & Other
  Services)(a)                                      80,118      5,012,176
-------------------------------------------------------------------------
Sanofi-Aventis (Pharmaceuticals)(a)                 60,485      5,570,507
-------------------------------------------------------------------------
Societe Generale (Diversified Banks)(a)             54,617      9,242,212
-------------------------------------------------------------------------
Total S.A. (Integrated Oil & Gas)                  157,790     11,384,811
-------------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)(a)(b)      109,860     13,998,571
=========================================================================
                                                               66,207,693
=========================================================================

GERMANY-6.50%

Bayer A.G. (Diversified Chemicals)(a)              135,108      7,249,525
-------------------------------------------------------------------------
Commerzbank A.G. (Diversified Banks)(a)            221,874      8,421,453
-------------------------------------------------------------------------
Continental A.G. (Tires & Rubber)(a)                38,329      4,456,604
-------------------------------------------------------------------------
MAN A.G. (Industrial Machinery)(a)                  81,097      7,328,020
-------------------------------------------------------------------------

                                                 SHARES         VALUE
-------------------------------------------------------------------------
GERMANY-(CONTINUED)

Merck KGaA (Pharmaceuticals)(a)                     45,253   $  4,690,634
-------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)(a)        24,532      9,572,976
-------------------------------------------------------------------------
Siemens A.G. (Industrial Conglomerates)             55,699      5,525,541
=========================================================================
                                                               47,244,753
=========================================================================

GREECE-0.97%

OPAP S.A. (Casinos & Gaming)(a)                    182,260      7,043,454
=========================================================================

HONG KONG-1.55%

Esprit Holdings Ltd. (Apparel Retail)(a)           681,500      7,565,866
-------------------------------------------------------------------------
Hutchison Whampoa Ltd. (Industrial
  Conglomerates)(a)                                368,000      3,727,548
=========================================================================
                                                               11,293,414
=========================================================================

HUNGARY-0.92%

OTP Bank Nyrt. (Diversified Banks)(a)              146,288      6,661,113
=========================================================================

INDIA-2.70%

Housing Development Finance Corp. Ltd.
  (Thrifts & Mortgage Finance)(a)                  118,764      4,365,913
-------------------------------------------------------------------------
Infosys Technologies Ltd. (IT Consulting &
  Other Services)(a)                               232,360     11,724,486
-------------------------------------------------------------------------
Maruti Udyog Ltd. (Automobile
  Manufacturers)(a)                                168,268      3,532,841
=========================================================================
                                                               19,623,240
=========================================================================

INDONESIA-0.73%

PT Telekomunikasi Indonesia-Series B
  (Integrated Telecommunication Services)        4,728,000      5,309,702
=========================================================================

IRELAND-2.74%

Anglo Irish Bank Corp. PLC (Diversified
  Banks)(a)                                        571,610     11,853,536
-------------------------------------------------------------------------
CRH PLC (Construction Materials)(a)                195,465      8,109,832
=========================================================================
                                                               19,963,368
=========================================================================

ISRAEL-0.68%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                                158,626      4,930,096
=========================================================================

ITALY-1.48%

Eni S.p.A. (Integrated Oil & Gas)(a)               319,302     10,744,586
=========================================================================

JAPAN-13.23%

AEON Co., Ltd. (Hypermarkets & Super
  Centers)(a)                                      183,500      3,951,318
-------------------------------------------------------------------------
Canon Inc. (Office Electronics)(a)(b)              212,500     12,035,000
-------------------------------------------------------------------------
Denso Corp. (Auto Parts & Equipment)               133,100      5,278,817
-------------------------------------------------------------------------
FANUC Ltd. (Industrial Machinery)(a)                94,000      9,218,269
-------------------------------------------------------------------------
Hitachi High-Technologies Corp. (Trading
  Companies & Distributors)(a)                     161,400      4,773,129
-------------------------------------------------------------------------
Hoya Corp. (Electronic Equipment
  Manufacturers)(a)                                187,200      7,308,299
-------------------------------------------------------------------------
IBIDEN Co., Ltd. (Electronic Equipment
  Manufacturers)(a)(b)                             113,800      5,747,884
-------------------------------------------------------------------------

AIM V.I. International Growth Fund

                                                 SHARES         VALUE
-------------------------------------------------------------------------
JAPAN-(CONTINUED)

JSR Corp. (Specialty Chemicals)(b)                 161,000   $  4,166,709
-------------------------------------------------------------------------
Keyence Corp. (Electronic Equipment
  Manufacturers)(b)                                 22,300      5,525,813
-------------------------------------------------------------------------
Mizuho Financial Group, Inc. (Diversified
  Banks)(a)                                            512      3,662,105
-------------------------------------------------------------------------
Mizuho Financial Group, Inc. (Diversified
  Banks) (Acquired 10/24/2005; Cost
  $2,127,848)(a)(e)                                    354      2,532,002
-------------------------------------------------------------------------
Nissan Motor Co., Ltd. (Automobile
  Manufacturers)(a)(b)                             572,500      6,954,545
-------------------------------------------------------------------------
ORIX Corp. (Consumer Finance)(a)                    28,250      8,197,040
-------------------------------------------------------------------------
Suzuki Motor Corp. (Automobile
  Manufacturers)(b)                                198,200      5,595,765
-------------------------------------------------------------------------
Toyota Motor Corp. (Automobile
  Manufacturers)(a)                                171,900     11,275,226
=========================================================================
                                                               96,221,921
=========================================================================

MEXICO-2.42%

America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)            155,763      7,043,603
-------------------------------------------------------------------------
Grupo Televisa S.A.-ADR (Broadcasting & Cable
  TV)                                              157,284      4,248,241
-------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series V
  (Hypermarkets & Super Centers)                 1,436,600      6,320,614
=========================================================================
                                                               17,612,458
=========================================================================

NETHERLANDS-1.10%

Heineken Holding N.V. (Brewers)(a)                 131,934      5,352,344
-------------------------------------------------------------------------
ING Groep N.V. (Other Diversified Financial
  Services)(a)                                      59,280      2,627,487
=========================================================================
                                                                7,979,831
=========================================================================

NORWAY-1.07%

Petroleum Geo-Services A.S.A. (Oil & Gas
  Equipment & Services)(a)(c)                      331,140      7,749,051
=========================================================================

RUSSIA-0.56%

LUKOIL-ADR (Integrated Oil & Gas)                   46,256      4,042,774
=========================================================================

SINGAPORE-1.30%

Keppel Corp. Ltd. (Industrial
  Conglomerates)(a)                                486,000      5,564,536
-------------------------------------------------------------------------
United Overseas Bank Ltd. (Diversified
  Banks)(a)                                        310,000      3,911,273
=========================================================================
                                                                9,475,809
=========================================================================

SOUTH AFRICA-1.15%

Standard Bank Group Ltd. (Diversified
  Banks)(a)(b)                                     373,930      5,039,199
-------------------------------------------------------------------------
Telkom South Africa Ltd. (Integrated
  Telecommunication Services)(a)(b)                163,970      3,308,256
=========================================================================
                                                                8,347,455
=========================================================================

SOUTH KOREA-1.99%

Hana Financial Group Inc. (Diversified
  Banks)(a)                                         75,100      3,938,630
-------------------------------------------------------------------------
Hyundai Heavy Industries Co., Ltd.
  (Construction & Farm Machinery & Heavy
  Trucks)(a)(c)                                     21,300      2,876,584
-------------------------------------------------------------------------
Samsung Electronics Co., Ltd.
  (Semiconductors)(a)                               11,680      7,649,558
=========================================================================
                                                               14,464,772
=========================================================================

                                                 SHARES         VALUE
-------------------------------------------------------------------------

SPAIN-2.30%

Banco Santander Central Hispano S.A.
  (Diversified Banks)(a)                           380,899   $  7,087,640
-------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail)(a)                                       178,927      9,616,128
=========================================================================
                                                               16,703,768
=========================================================================

SWEDEN-1.65%

Atlas Copco A.B.-Class A (Industrial
  Machinery)(a)                                    208,870      6,982,285
-------------------------------------------------------------------------
Swedish Match A.B. (Tobacco)(a)                    270,600      5,056,507
=========================================================================
                                                               12,038,792
=========================================================================

SWITZERLAND-9.29%

Compagnie Financiere Richemont A.G.-Class A
  (Apparel, Accessories & Luxury Goods)(a)(f)      188,442     10,945,279
-------------------------------------------------------------------------
Credit Suisse Group (Diversified Capital
  Markets)(a)                                       93,383      6,515,388
-------------------------------------------------------------------------
Nestle S.A. (Packaged Foods & Meats)(a)             24,756      8,779,256
-------------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)(a)             79,899     14,295,618
-------------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)(a)(c)                                  78,276     14,559,529
-------------------------------------------------------------------------
UBS A.G. (Diversified Capital Markets)(a)          205,548     12,444,917
=========================================================================
                                                               67,539,987
=========================================================================

TAIWAN-2.30%

Hon Hai Precision Industry Co., Ltd.
  (Electronic Manufacturing Services)(a)         1,207,451      8,621,159
-------------------------------------------------------------------------
MediaTek Inc. (Semiconductors)(a)                  454,700      4,707,119
-------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Semiconductors)(b)                     308,146      3,368,036
=========================================================================
                                                               16,696,314
=========================================================================

TURKEY-0.84%

Akbank T.A.S. (Diversified Banks)(a)             1,007,188      6,093,074
=========================================================================

UNITED KINGDOM-10.12%

Aviva PLC (Multi-Line Insurance)(a)(b)             405,515      6,512,420
-------------------------------------------------------------------------
Capita Group PLC (Human Resource & Employment
  Services)(a)                                     466,592      5,545,562
-------------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)(a)               181,289      4,792,961
-------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)(a)            264,497     10,424,129
-------------------------------------------------------------------------
Informa PLC (Publishing)(a)                        621,080      7,238,694
-------------------------------------------------------------------------
International Power PLC (Independent Power
  Producers & Energy Traders)(a)                 1,056,689      7,899,232
-------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)(a)      179,385      8,198,450
-------------------------------------------------------------------------
Shire PLC (Pharmaceuticals)(a)                     403,677      8,341,134
-------------------------------------------------------------------------
Tesco PLC (Food Retail)(a)                         936,553      7,402,911
-------------------------------------------------------------------------
WPP Group PLC (Advertising)(a)                     534,771      7,243,932
=========================================================================
                                                               73,599,425
=========================================================================
    Total Foreign Common Stocks & Other
      Equity Interests (Cost $394,657,327)                    646,564,445
=========================================================================

AIM V.I. International Growth Fund

                                                 SHARES         VALUE
-------------------------------------------------------------------------

FOREIGN PREFERRED STOCKS & OTHER EQUITY
  INTERESTS-4.15%

BRAZIL-1.20%

Companhia de Bebidas das Americas-Pfd.-ADR
  (Brewers)(b)                                      98,565   $  4,809,972
-------------------------------------------------------------------------
Petroleo Brasileiro S.A. Pfd.-ADR (Integrated
  Oil & Gas)                                        42,235      3,917,719
=========================================================================
                                                                8,727,691
=========================================================================

GERMANY-2.95%

Henkel KGaA-Pfd. (Household Products)(a)            72,042     10,600,554
-------------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile
  Manufacturers)(a)                                  8,544     10,868,454
=========================================================================
                                                               21,469,008
=========================================================================
    Total Foreign Preferred Stocks & Other
      Equity Interests (Cost $19,248,845)                      30,196,699
=========================================================================

MONEY MARKET FUNDS-6.26%

Liquid Assets Portfolio-Institutional
  Class(g)                                      22,755,651     22,755,651
-------------------------------------------------------------------------
Premier Portfolio-Institutional Class(g)        22,755,651     22,755,651
=========================================================================
    Total Money Market Funds (Cost
      $45,511,302)                                             45,511,302
=========================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities loaned)-99.33% (Cost
  $459,417,474)                                               722,272,446
=========================================================================

                                                 SHARES         VALUE
-------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-7.76%

Liquid Assets Portfolio-Institutional
  Class(g)(h)                                   28,210,678   $ 28,210,678
-------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(g)(h)                                   28,210,678     28,210,678
=========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $56,421,356)                                       56,421,356
=========================================================================
TOTAL INVESTMENTS-107.09%
  (Cost $515,838,830)                                         778,693,802
=========================================================================
OTHER ASSETS LESS LIABILITIES-(7.09)%                         (51,576,830)
=========================================================================
NET ASSETS-100.00%                                           $727,116,972
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Pfd.  - Preferred

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2006 was $541,781,527, which represented 74.51% of the Fund's Net Assets. See Note 1A.
(b) All or a portion of this security was out on loan at December 31, 2006.
(c) Non-income producing security.
(d) Each unit represents one common share and four preferred shares.
(e) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The value of this security at December 31, 2006 represented 0.35% of the Fund's Net Assets. Unless otherwise indicated, this security is not considered to be illiquid.
(f) Each unit represents one A bearer share in the company and one bearer share participation certificate in Richemont S.A.
(g) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(h) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. International Growth Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:

Investments, at value (cost $413,906,172)*       $676,761,144
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $101,932,658)                             101,932,658
=============================================================
     Total investments (cost $515,838,830)        778,693,802
=============================================================
Cash                                                   96,095
-------------------------------------------------------------
Foreign currencies, at value (cost $4,552,580)      4,535,499
-------------------------------------------------------------
Receivables for:
  Investments sold                                  4,718,172
-------------------------------------------------------------
  Fund shares sold                                  1,816,049
-------------------------------------------------------------
  Dividends                                           918,763
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 59,106
-------------------------------------------------------------
Other assets                                              190
=============================================================
     Total assets                                 790,837,676
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             5,150,207
-------------------------------------------------------------
  Fund shares reacquired                            1,402,077
-------------------------------------------------------------
  Trustee deferred compensation and retirement
     plans                                             90,011
-------------------------------------------------------------
  Collateral upon return of securities loaned      56,421,356
-------------------------------------------------------------
Accrued administrative services fees                  463,424
-------------------------------------------------------------
Accrued distribution fees-Series II                    82,248
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              4,601
-------------------------------------------------------------
Accrued transfer agent fees                             4,067
-------------------------------------------------------------
Accrued operating expenses                            102,713
=============================================================
     Total liabilities                             63,720,704
=============================================================
Net assets applicable to shares outstanding      $727,116,972
_____________________________________________________________
=============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                    $483,572,069
-------------------------------------------------------------
Undistributed net investment income                 2,692,485
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign currencies    (22,000,453)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               262,852,871
=============================================================
                                                 $727,116,972
_____________________________________________________________
=============================================================


NET ASSETS:

Series I                                         $563,460,316
_____________________________________________________________
=============================================================
Series II                                        $163,656,656
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           19,141,751
_____________________________________________________________
=============================================================
Series II                                           5,612,936
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      29.44
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      29.16
_____________________________________________________________
=============================================================

* At December 31, 2006, securities with an aggregate value of $53,890,552 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2006

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of
  $1,058,197)                                    $ 10,156,875
-------------------------------------------------------------
Dividends from affiliated money market funds
  (includes securities lending income of
  $244,666)                                         1,636,938
-------------------------------------------------------------
Interest                                                5,807
=============================================================
     Total investment income                       11,799,620
=============================================================

EXPENSES:

Advisory fees                                       4,271,146
-------------------------------------------------------------
Administrative services fees                        1,500,504
-------------------------------------------------------------
Custodian fees                                        581,910
-------------------------------------------------------------
Distribution fees-Series II                           236,205
-------------------------------------------------------------
Transfer agent fees                                    49,166
-------------------------------------------------------------
Trustees' and officer's fees and benefits              30,282
-------------------------------------------------------------
Other                                                 104,356
=============================================================
     Total expenses                                 6,773,569
=============================================================
Less: Fees waived and expense offset
  arrangements                                        (56,487)
=============================================================
     Net expenses                                   6,717,082
=============================================================
Net investment income                               5,082,538
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities (includes net gains
     from securities sold to affiliates of
     $145,689 and is net of tax on the sale of
     foreign investments of $3,733-Note 1I)        36,802,618
-------------------------------------------------------------
  Foreign currencies                                  (32,053)
=============================================================
                                                   36,770,565
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities (net of change in
     estimated tax on foreign investments held
     of $11,315-Note 1I)                          106,373,408
-------------------------------------------------------------
  Foreign currencies                                  (13,496)
=============================================================
                                                  106,359,912
=============================================================
Net gain from investment securities and foreign
  currencies                                      143,130,477
=============================================================
Net increase in net assets resulting from
  operations                                     $148,213,015
_____________________________________________________________
=============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. International Growth Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2006 and 2005

                                                                  2006            2005
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  5,082,538    $  4,447,352
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  36,770,565      27,592,644
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                          106,359,912      39,522,580
==========================================================================================
    Net increase in net assets resulting from operations       148,213,015      71,562,576
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (5,173,427)     (2,648,284)
------------------------------------------------------------------------------------------
  Series II                                                     (1,205,499)       (290,407)
==========================================================================================
    Decrease in net assets resulting from distributions         (6,378,926)     (2,938,691)
==========================================================================================
Share transactions-net:
  Series I                                                         317,895      35,930,996
------------------------------------------------------------------------------------------
  Series II                                                     85,698,882      26,609,350
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               86,016,777      62,540,346
==========================================================================================
    Net increase in net assets                                 227,850,866     131,164,231
==========================================================================================

NET ASSETS:

  Beginning of year                                            499,266,106     368,101,875
==========================================================================================
  End of year (including undistributed net investment income
    of $2,692,485 and $3,973,621, respectively)               $727,116,972    $499,266,106
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. International Growth Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. International Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide long-term growth of capital.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses

AIM V.I. International Growth Fund

     and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.


       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

J. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.75%
-------------------------------------------------------------------
Over $250 million                                             0.70%
 __________________________________________________________________
===================================================================

AIM V.I. International Growth Fund


AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit net annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2008. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2006, AIM waived advisory fees of $6,840.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2006, AMVESCAP did not reimburse any such expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. The Fund may reimburse AIM for up to 0.25% of average daily assets invested by each insurance company providing administrative services to the Fund. Pursuant to such agreement, for the year ended December 31, 2006, AIM was paid $146,231 for accounting and fund administrative services and reimbursed $1,354,273 for services provided by insurance companies.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with AIM Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2006, expenses incurred under the Plan are shown in the Statement of Operations as distribution fees.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2006.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      12/31/06         INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $10,902,709      $112,108,559      $(100,255,617)        $   --         $22,755,651     $  696,002      $   --
-----------------------------------------------------------------------------------------------------------------------------------
Premier
  Portfolio-
  Institutional
  Class                    --        70,805,659        (48,050,008)            --          22,755,651        416,288          --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            10,902,709        53,041,947        (63,944,656)            --                  --        279,982          --
===================================================================================================================================
  Subtotal        $21,805,418      $235,956,165      $(212,250,281)        $   --         $45,511,302     $1,392,272      $   --
===================================================================================================================================

AIM V.I. International Growth Fund


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      12/31/06        INCOME*      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $12,938,532      $183,135,614      $(167,863,468)        $   --        $ 28,210,678     $  122,046      $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            12,938,532       187,657,262       (172,385,116)            --          28,210,678        122,620          --
===================================================================================================================================
  Subtotal        $25,877,064      $370,792,876      $(340,248,584)        $   --        $ 56,421,356     $  244,666      $   --
===================================================================================================================================
  Total
    Investments
    in
    Affiliates    $47,682,482      $606,749,041      $(552,498,865)        $   --        $101,932,658     $1,636,938      $   --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2006, the Fund engaged in securities sales of $2,900,973, which resulted in net realized gains of $145,689, and securities purchases of $143,959.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

    The expense offset arrangements are comprised of (i) custodian credits which result from periodic overnight cash balances at the custodian and (ii) a one time custodian fee credit to be used to offset future custodian fees. For the year ended December 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $49,647.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2006, the Fund paid legal fees of $5,728 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

AIM V.I. International Growth Fund

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At December 31, 2006, securities with an aggregate value of $53,890,552 were on loan to brokers. The loans were secured by cash collateral of $56,421,356 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2006, the Fund received dividends on cash collateral investments of $244,666 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2006 and 2005 was as follows:

                                                                 2006          2005
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $6,378,926    $2,938,691
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2006, the components of net assets on a tax basis were as follows:

                                                                    2006
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  5,868,782
----------------------------------------------------------------------------
Net unrealized appreciation-investments                          258,703,141
----------------------------------------------------------------------------
Temporary book & tax difference                                      (81,203)
----------------------------------------------------------------------------
Capital loss carryover                                           (20,815,284)
----------------------------------------------------------------------------
Post-October currency loss deferral                                 (130,533)
----------------------------------------------------------------------------
Shares of beneficial interest                                    483,572,069
============================================================================
  Total net assets                                              $727,116,972
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the recognition of unrealized gains for tax purposes on passive foreign investment companies. The tax-basis net unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(2,101).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2006 to utilizing $20,815,284 of capital loss carryforward in the fiscal year ended December 31, 2007.

    The Fund utilized $36,770,213 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2006 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
---------------------------------------------------------------------------
December 31, 2007                                              $   431,410
---------------------------------------------------------------------------
December 31, 2010                                               20,383,874
===========================================================================
Total capital loss carryforward                                $20,815,284
___________________________________________________________________________
===========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

AIM V.I. International Growth Fund

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2006 was $265,468,317 and $192,010,143, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities      $   259,975,279
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (1,270,037)
===============================================================================
Net unrealized appreciation of investment securities            $   258,705,242
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $519,988,560.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, foreign tax on realized capital gains and passive foreign investment companies, on December 31, 2006, undistributed net investment income was increased by $15,252 and undistributed net realized gain (loss) was decreased by $15,252. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

                                             CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                                        2006(a)                         2005
                                                              ---------------------------    ---------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     5,527,297    $ 145,984,568     8,088,898    $ 167,053,477
------------------------------------------------------------------------------------------------------------------------
  Series II                                                    4,213,039      111,448,899     1,749,163       36,041,813
========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       172,402        4,966,887       109,906        2,525,639
------------------------------------------------------------------------------------------------------------------------
  Series II                                                       42,239        1,205,499        12,732          290,407
========================================================================================================================
Reacquired:
  Series I                                                    (5,743,301)    (150,633,560)   (6,547,697)    (133,648,120)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                   (1,018,904)     (26,955,516)     (479,060)      (9,722,870)
========================================================================================================================
                                                               3,192,772    $  86,016,777     2,933,942    $  62,540,346
________________________________________________________________________________________________________________________
========================================================================================================================

(a) There are eight entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 53% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 13--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and currently intends for the Fund to adopt FIN 48 provisions during the fiscal year ending December 31, 2007.

AIM V.I. International Growth Fund


NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       SERIES I
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                2006           2005        2004        2003        2002
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  23.17       $  19.77    $  16.04    $  12.49    $  14.91
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.23           0.23        0.15        0.09        0.06
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   6.32           3.31        3.70        3.54       (2.40)
=========================================================================================================================
    Total from investment operations                              6.55           3.54        3.85        3.63       (2.34)
=========================================================================================================================
Less dividends from net investment income                        (0.28)         (0.14)      (0.12)      (0.08)      (0.08)
=========================================================================================================================
Net asset value, end of period                                $  29.44       $  23.17    $  19.77    $  16.04    $  12.49
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                  28.28%         17.93%      24.00%      29.06%     (15.67)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $563,460       $444,608    $346,605    $290,680    $247,580
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets                           1.10%(c)       1.11%       1.14%       1.10%       1.09%
=========================================================================================================================
Ratio of net investment income to average net assets              0.90%(c)       1.11%       0.90%       0.69%       0.41%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             34%            36%         48%         79%         71%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $497,824,497.

                                                                                     SERIES II
                                                              -------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------
                                                                2006          2005       2004       2003       2002
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  23.00       $ 19.65    $ 15.97    $ 12.45    $ 14.90
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.17          0.18       0.11       0.06       0.03
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   6.25          3.30       3.66       3.51      (2.40)
=====================================================================================================================
    Total from investment operations                              6.42          3.48       3.77       3.57      (2.37)
=====================================================================================================================
Less dividends from net investment income                        (0.26)        (0.13)     (0.09)     (0.05)     (0.08)
=====================================================================================================================
Net asset value, end of period                                $  29.16       $ 23.00    $ 19.65    $ 15.97    $ 12.45
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                  27.92%        17.70%     23.63%     28.68%    (15.89)%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $163,657       $54,658    $21,497    $10,972    $ 4,751
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets                           1.35%(c)      1.36%      1.39%      1.35%      1.31%(d)
=====================================================================================================================
Ratio of net investment income to average net assets              0.65%(c)      0.86%      0.65%      0.44%      0.19%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                             34%           36%        48%        79%        71%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $94,482,108.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.34% for the year ended December 31, 2002.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in

AIM V.I. International Growth Fund
funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES

  On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing; and

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. International Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. International Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. International Growth Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

February 14, 2007
Houston, Texas

AIM V.I. International Growth Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2006:

       FEDERAL AND STATE INCOME TAX

           Corporate Dividends Received Deduction*      0.00%

           * The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

    For the fiscal year ended December 31, 2006, the amount of income received by the Fund from sources within foreign countries and possessions of the United States was $0.2948 per share (representing a total of $6,913,687). The amount of taxes paid by the Fund to such countries for the fiscal year end December 31, 2006 was $0.0202 per share (representing a total of $473,132). The following table provides a breakdown by country of ordinary income received and foreign taxes paid by the Fund during the fiscal year ended December 31, 2006. The per share amount is based on shareholders of record on December 8, 2006.

COUNTRY                                        GROSS INCOME %   FOREIGN TAX PAID %
----------------------------------------------------------------------------------
Australia                                             1.61%             0.00%
----------------------------------------------------------------------------------
Austria                                               0.04%             0.14%
----------------------------------------------------------------------------------
Belgium                                               0.88%             3.57%
----------------------------------------------------------------------------------
Brazil                                                1.31%             2.65%
----------------------------------------------------------------------------------
Canada                                                2.46%            10.02%
----------------------------------------------------------------------------------
China                                                 0.44%             0.00%
----------------------------------------------------------------------------------
France                                                5.31%            22.33%
----------------------------------------------------------------------------------
Germany                                               0.41%             1.66%
----------------------------------------------------------------------------------
Greece                                                2.76%             0.00%
----------------------------------------------------------------------------------
Hong Kong                                             2.01%             0.00%
----------------------------------------------------------------------------------
Hungary                                               1.29%             0.00%
----------------------------------------------------------------------------------
India                                                 1.46%             0.00%
----------------------------------------------------------------------------------
Indonesia                                             0.91%             3.69%
----------------------------------------------------------------------------------
Ireland                                               1.55%             0.00%
----------------------------------------------------------------------------------
Israel                                                0.30%             1.29%
----------------------------------------------------------------------------------
Italy                                                 0.27%             1.10%
----------------------------------------------------------------------------------
Japan                                                 4.37%             8.28%
----------------------------------------------------------------------------------
Mexico                                                0.22%             0.00%
----------------------------------------------------------------------------------
The Netherlands                                       0.97%             3.97%
----------------------------------------------------------------------------------
Russia                                                0.41%             1.69%
----------------------------------------------------------------------------------
Singapore                                             2.25%             0.00%
----------------------------------------------------------------------------------
South Africa                                          1.74%             0.00%
----------------------------------------------------------------------------------
South Korea                                           0.94%             4.18%
----------------------------------------------------------------------------------
Spain                                                 3.59%            14.64%
----------------------------------------------------------------------------------
Sweden                                                0.50%             2.03%
----------------------------------------------------------------------------------
Switzerland                                           3.99%             8.53%
----------------------------------------------------------------------------------
Taiwan                                                1.18%            10.07%
----------------------------------------------------------------------------------
Turkey                                                0.79%             0.16%
----------------------------------------------------------------------------------
United Kingdom                                        9.81%             0.00%
==================================================================================
Total                                                53.77%             0.00%
==================================================================================
United States                                        46.23%             0.00%
==================================================================================
TOTAL                                               100.00%           100.00%
__________________________________________________________________________________
==================================================================================
Foreign Tax Paid per share                                           $0.0202
__________________________________________________________________________________
==================================================================================

( )

AIM V.I. International Growth Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993           Director and Chairman, A I M Management    None
   Trustee and Vice Chair                         Group Inc. (financial services holding
                                                  company); Director and Vice Chairman,
                                                  AMVESCAP PLC; Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm) and
                                                  Trustee and Vice Chair of The AIM Family
                                                  of Funds--Registered Trademark--

                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer);
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and President
                                                  and Principal Executive Officer of The
                                                  AIM Family of Funds--Registered
                                                  Trademark--
-------------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954     2006           Director, Chief Executive Officer and      None
   Trustee, President and                         President, A I M Management Group Inc.,
   Principal                                      AIM Mutual Fund Dealer Inc. (registered
   Executive Officer                              broker dealer), AIM Funds Management
                                                  Inc. (registered investment advisor) and
                                                  1371 Preferred Inc. (holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc., INVESCO Funds Group, Inc.
                                                  (registered investment advisor and
                                                  register transfer agent) and AIM GP
                                                  Canada Inc. (general partner for a
                                                  limited partnership); Director, A I M
                                                  Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Director and
                                                  Chairman, AIM Investment Services, Inc.,
                                                  Fund Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); Director, President and
                                                  Chairman, AVZ Callco Inc. (holding
                                                  company); AMVESCAP Inc. (holding
                                                  company) and AIM Canada Holdings Inc.
                                                  (holding company); Director and Chief
                                                  Executive Officer, AIM Trimark Corporate
                                                  Class Inc. (formerly AIM Trimark Global
                                                  Fund Inc.) (corporate mutual fund
                                                  company) and AIM Trimark Canada Fund
                                                  Inc. (corporate mutual fund company);
                                                  Trustee, President and Principal
                                                  Executive Officer of The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); Trustee and
                                                  Executive Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); and Manager,
                                                  Powershares Capital Management LLC

                                                  Formerly: President and Principal
                                                  Executive Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); Chairman, AIM
                                                  Canada Holdings, Inc.; Executive Vice
                                                  President and Chief Operations Officer,
                                                  AIM Funds Management Inc.; President,
                                                  AIM Trimark Global Fund Inc. and AIM
                                                  Trimark Canada Fund Inc.; and Director,
                                                  Trimark Trust (federally regulated
                                                  Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company
                                                  Formerly: Partner, law firm of Baker &     (2 portfolios))
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Founder, Green, Manning & Bunch Ltd.,      None
   Trustee                                        (investment banking firm); and Director,
                                                  Policy Studies, Inc. and Van Gilder
                                                  Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation (property casualty company)

                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and Director of various
                                                  affiliated Volvo companies; and
                                                  Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund
                                                  company); and Owner, Dos Angelos Ranch,    (non-profit)
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)

-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company
                                                                                             (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    Director, Mainstay VP Series
   Trustee                                        Formerly: Partner, Deloitte & Touche       Funds, Inc. (21 portfolios)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. International Growth Fund


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER     PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIP(S)
TRUST                              SINCE          DURING PAST 5 YEARS                       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Senior Vice President and Senior Officer  N/A
   Senior Vice President and                      of The AIM Family of Funds--Registered
   Senior Officer                                 Trademark--
                                                  Formerly: Director of Compliance and
                                                  Assistant General Counsel, ICON
                                                  Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962            2006           Director, Senior Vice President,          N/A
   Senior Vice President, Chief                   Secretary and General Counsel, A I M
   Legal Officer and Secretary                    Management Group Inc. and A I M
                                                  Advisors, Inc.; Director, Vice President
                                                  and Secretary, INVESCO Distributors,
                                                  Inc.; Vice President and Secretary,
                                                  A I M Capital Management, Inc., AIM
                                                  Investment Services, Inc., and Fund
                                                  Management Company; Senior Vice
                                                  President and Secretary, A I M
                                                  Distributors, Inc.; Director and Vice
                                                  President, INVESCO Funds Group Inc.;
                                                  Senior Vice President, Chief Legal
                                                  Officer and Secretary of The AIM Family
                                                  of Funds--Registered Trademark--; and
                                                  Manager, Powershares Capital Management
                                                  LLC

                                                  Formerly: Chief Operating Officer,
                                                  Senior Vice President, General Counsel,
                                                  and Secretary, Liberty Ridge Capital,
                                                  Inc. (an investment adviser); Vice
                                                  President and Secretary, PBHG Funds (an
                                                  investment company); Vice President and
                                                  Secretary, PBHG Insurance Series Fund
                                                  (an investment company); General Counsel
                                                  and Secretary, Pilgrim Baxter Value
                                                  Investors (an investment adviser); Chief
                                                  Operating Officer, General Counsel and
                                                  Secretary, Old Mutual Investment
                                                  Partners (a broker-dealer); General
                                                  Counsel and Secretary, Old Mutual Fund
                                                  Services (an administrator); General
                                                  Counsel and Secretary, Old Mutual
                                                  Shareholder Services (a shareholder
                                                  servicing center); Executive Vice
                                                  President, General Counsel and
                                                  Secretary, Old Mutual Capital, Inc. (an
                                                  investment adviser); and Vice President
                                                  and Secretary, Old Mutual Advisors Funds
                                                  (an investment company)
------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Global Compliance Director, AMVESCAP      N/A
   Vice President                                 PLC; and Vice President of The AIM
                                                  Family of Funds--Registered Trademark--

                                                  Formerly: Senior Vice President, A I M
                                                  Management Group Inc. (financial
                                                  services holding company); Senior Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Advisors, Inc. and The AIM Family
                                                  of Funds--Registered Trademark--; Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Vice President, AIM
                                                  Investment Services, Inc. and Fund
                                                  Management Company; Senior Vice
                                                  President and Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; and Senior Vice President
                                                  and Compliance Director, Delaware
                                                  Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Senior Vice President and General
   Vice President                                 Counsel, AMVESCAP PLC; Director, INVESCO
                                                  Funds Group, Inc.; and Vice President of
                                                  The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Director, Vice President and    N/A
                                                  General Counsel, Fund Management
                                                  Company; Director, Senior Vice
                                                  President, Secretary and General
                                                  Counsel, A I M Management Group Inc. and
                                                  A I M Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Senior Vice President, A I M
                                                  Distributors, Inc.; Vice President,
                                                  A I M Capital Management, Inc. and AIM
                                                  Investment Services, Inc.; Senior Vice
                                                  President, Chief Legal Officer and
                                                  Secretary of The AIM Family of
                                                  Funds--Registered Trademark--; Chief
                                                  Executive Officer and President, INVESCO
                                                  Funds Group, Inc.; and Senior Vice
                                                  President, and General Counsel, Liberty
                                                  Financial Companies, Inc. and Senior
                                                  Vice President and General Counsel
                                                  Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M  N/A
   Vice President, Principal                      Advisors, Inc.; and Vice President,
   Financial Officer and                          Treasurer and Principal Officer of The
   Treasurer                                      AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief           N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc. and Vice President
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, Senior Vice
                                                  President and Senior Investment Officer,
                                                  A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing     N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc. and The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); and
                                                  President and Principal Executive
                                                  Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust Only)
                                                  Formerly: Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only)
------------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967         2005           Anti-Money Laundering Compliance          N/A
   Anti-Money Laundering                          Officer, A I M Advisors, Inc., A I M
   Compliance Officer                             Capital Management, Inc., A I M
                                                  Distributors, Inc., AIM Investment
                                                  Services, Inc., AIM Private Asset
                                                  Management, Inc., Fund Management
                                                  Company and The AIM Family of
                                                  Funds--Registered Trademark--
                                                  Formerly: Manager of the Fraud
                                                  Prevention Department, AIM Investment
                                                  Services, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958        2006           Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                       Group Inc.; Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc.; and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company

                                                  Formerly: Global Head of Product
                                                  Development, AIG-Global Investment
                                                  Group, Inc.; Chief Compliance Officer
                                                  and Deputy General Counsel,
                                                  AIG-SunAmerica Asset Management; and
                                                  Chief Compliance Officer, Chief
                                                  Operating Officer and Deputy General
                                                  Counsel, American General Investment
                                                  Management
------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            225 Franklin Street
Floor                         1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
Philadelphia, PA 19103-7599   Americas
                              New York, NY 10036-2714

    Domestic Equity                                                                         AIM V.I. LARGE CAP GROWTH FUND

    Large-Cap Growth
                                                                         Annual Report to Shareholders - December 31, 2006

The Fund provides a complete list of its holdings
four times in each fiscal year, at the
quarter-ends. For the second and fourth quarters,
the lists appear in the Fund's semiannual and
annual reports to shareholders. For the first and
third quarters, the Fund files the lists with the
Securities and Exchange Commission (SEC) on Form                                 [COVER GLOBE IMAGE]
N-Q. The Fund's Form N-Q filings are available on
the SEC Web site, sec.gov. Copies of the Fund's
Forms N-Q may be reviewed and copied at the SEC
Public Reference Room in Washington, D.C. You can
obtain information on the operation of the Public
Reference Room, including information about
duplicating fee charges, by calling 202-942-8090
or 800-732-0330, or by electronic request at the
following E-mail address: publicinfo@sec.gov.
The SEC file numbers for the Fund are 811-07452
and 033-57340. The Fund's most recent portfolio
holdings, as filed on Form N-Q, have also been
made available to insurance companies issuing
variable annuity contracts and variable life
insurance policies ("variable products") that
invest in the Fund.

A description of the policies and procedures that
the Fund uses to determine how to vote proxies
relating to portfolio securities is available
without charge, upon request, from our Client                                      AIM V.I. LARGE CAP GROWTH FUND seeks to
Services department at 800-410-4246 or on the AIM                                      provide long-term growth of capital
Web site, AIMinvestments.com. On the home page,
scroll down and click on AIM Funds Proxy Policy.
The information is also available on the SEC Web
site, sec.gov.

Information regarding how the Fund voted proxies
related to its portfolio securities during the 12
months ended June 30, 2006, is available at our
Web site. Go to AIMinvestments.com, access the
About Us tab, click on Required Notices and then                 UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT
click on Proxy Voting Activity. Next, select the                  IS AS OF DECEMBER 31, 2006 AND IS BASED ON TOTAL NET ASSETS.
DECEMBER 31, 2006, AND IS BASED ON TOTAL NET ASSETS.
Fund 2006, from the drop-down menu. The
information is also available on the SEC Web site,
sec.gov.

                                                       =======================================================

                                                        THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A
                                                        CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE
                                                        PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE
                                                        INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
                                                        INVESTORS SHOULD READ EACH CAREFULLY BEFORE
[AIM INVESTMENTS LOGO]                                  INVESTING.
-- Registered Trademark--
                                                       ========================================================

                                                          NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                             AIM V.I. LARGE CAP GROWTH FUND

================================================================================        strong growth in earnings, revenue
                                                                                        and cash flows.
PERFORMANCE SUMMARY
                                                                                        - Quality. We seek companies with
For the year ended December 31, 2006, AIM V.I. Large Cap Growth Fund had                sustainable earnings growth and
positive returns, excluding variable issuer charges, and narrowly underperformed        management teams that reinvest
the Fund's style-specific index, the Russell 1000 --REGISTERED TRADEMARK--              shareholder cash flow profitably.
Growth Index. This underperformance was primarily due to stock selection in the
health care sector, as well as an underweight position in the consumer                  - Valuation. We focus on companies
discretionary sector. Some of this underperformance was offset by strong stock          that are attractively valued given
selection in other sectors, including industrials, information technology,              their growth potential.
telecommunication services and materials.
                                                                                        - Risk assessment. We avoid "high
      The Fund underperformed the broad market as represented by the S&P 500            risk" companies as defined below.
--REGISTERED TRADEMARK-- Index primarily due to the large weighting in value
stocks in the index, as well as weak performance and an overweight position in          - Price momentum. We seek companies
the health care sector.                                                                 with an upward trend in stock price.

      However, the Fund outperformed peers as represented by the Lipper                   Our fundamental analysis seeks to
Large-Cap Growth Funds Index by a wide margin.                                          determine the company's earnings
                                                                                        drivers and identify
      Your Fund's long-term performance appears on pages 4-5.                           upside-to-earnings estimates. To
                                                                                        accomplish this goal, we examine
FUND VS. INDEXES                                                                        financial statements and analyze
                                                                                        relevant trends, growth rates and the
TOTAL RETURNS, 12/31/05-12/31/06, EXCLUDING VARIABLE PRODUCT ISSUER CHARGES. IF         competitive landscape. We often meet
VARIABLE PRODUCT ISSUER CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.                  with company management to evaluate
                                                                                        proprietary products and the quality
Series I Shares                                                 8.05%                   of management. We believe stocks that
Series II Shares                                                7.81                    pass our quantitative and fundamental
S&P 500 Index (Broad Market Index)                             15.78                    screens are more likely to
Russell 1000 Growth Index (Style-Specific Index)                9.07                    outperform.
Lipper Large-Cap Growth Funds Index (Peer Group Index)          4.72
SOURCE: LIPPER INC.                                                                       We construct the portfolio using a
                                                                                        bottom-up strategy--focusing on
================================================================================        stocks rather than industries or
                                                                                        sectors. While there are no formal
HOW WE INVEST                                   yet reflected in investor               sector guidelines or constraints,
                                                expectations or equity valuations.      internal controls and proprietary
We believe a growth investment                                                          software help us monitor risk levels
strategy is an essential component of             Our quantitative model ranks          and sector concentration.
a diversified portfolio.                        companies based on factors we have
                                                found to be highly correlated with        Our sell process is designed to avoid
      Our investment process combines           outperformance in the large-cap         high-risk situations we believe lead
quantitative and fundamental analysis           growth universe, including:             to underperformance, including:
to uncover companies exhibiting
long-term, sustainable earnings and             - Earnings. We focus on companies       - Deteriorating business prospects.
cash flow growth that is not                    exhibiting
                                                                                        - Extended valuation.
=====================================           ================================
                                                                                        - Slowing earnings growth.

                                                                                        - Weakened balance sheet.

                                                                                        ==========================================

==================================================================================================================================
PORTFOLIO COMPOSITION                          TOP FIVE INDUSTRIES*                       TOP 10 EQUITY HOLDINGS*
----------------------------------------------------------------------------------------------------------------------------------
By sector                                      1. Aerospace & Defense            8.9%     1. Cisco Systems, Inc.               3.8%
Information Technology                21.4%    2. Investment Banking & Brokerage 8.3      2. Hewlett-Packard Co.               3.7
Financials                            15.7     3. Systems Software               6.3      3. Goldman Sachs Group, Inc (The)    3.6
Industrials                           15.0     4. Pharmaceuticals                5.9      4. Lockheed Martin Corp.             3.0
Health Care                           14.8     5. Department Stores              5.7      5. America Movil S.A. de C.V.-Series
Consumer Discretionary                14.5     Total Net Assets      $122.77 million         L-ADR (Mexico)                    2.8
Consumer Staples                       6.0     Total Number of Holdings*         66       6. Accenture Ltd.-Class A            2.5
Materials                              4.4                                                7. Oracle Corp.                      2.4
Telecommunication Services             4.0                                                8. Lehman Brothers Holdings Inc.     2.2
Energy                                 2.7                                                9. News Corp.-Class A                2.2
                                                                                         10. ABB Ltd. (Switzerland)            2.2
Money Market Funds Plus
Other Assets Less Liabilities          1.5

*Excluding money market fund holdings.

The Fund's holdings are subject to change, and there is no assurance that the
Fund will continue to hold any particular security.
====================================================================================================================================

MARKET CONDITIONS AND YOUR FUND                                                              AIM V.I. LARGE CAP GROWTH FUND

Domestic equities posted solid returns during  Fund holding AMERICA MOPVIL, Latin America's  to our investment process of
the year, with several major market indexes    leading mobile phone provider, performed well focusing on the attractively priced near-multiyear highs. Strong economic growth,  due to continued subscriber growth throughout stocks of large-cap growth
favorable corporate earnings results and       Latin America, where the company continues to companies with sustainable cash
continued benign inflation supported           grow rapidly.                                 flow and earnings growth. We thank
equities, despite high energy prices, a                                                      you for your commitment to AIM V.I.
slowing housing market and the U.S. Federal       In the financials sector, investment       Large Cap Growth Fund.
Reserve Board's (the Fed) tightening           banking and brokerage stocks generally
campaign.                                      continued to perform well during the year.    THE VIEWS AND OPINIONS EXPRESSED IN
                                               Our investment process led us to an           MANAGEMENT'S DISCUSSION OF FUND
   Although mixed signals from the Fed         overweight position versus the style-specific PERFORMANCE ARE THOSE OF A I M
created some market volatility in May and      benchmark in this area. Several of the Fund's ADVISORS, INC. THESE VIEWS AND
June, the market began to rally when the Fed   holdings contributed to performance,          OPINIONS ARE SUBJECT TO CHANGE AT
left interest rates unchanged at several       including GOLDMAN SACHS GROUP, LEHMAN         ANY TIME BASED ON FACTORS SUCH AS
meetings beginning in August. In addition,     BROTHERS, BEAR STEARNS Companies and Morgan   MARKET AND ECONOMIC CONDITIONS.
the price of crude oil and other commodities   Stanley. Favorable capital markets and solid  THESE VIEWS AND OPINIONS MAY NOT BE
stabilized, fostering optimism that a hard     merger and acquisition activity continued to  RELIED UPON AS INVESTMENT ADVICE OR
landing for the U.S. economy could be          drive these stocks during the year.           RECOMMENDATIONS, OR AS AN OFFER FOR
avoided. While small-cap stocks continued to                                                 A PARTICULAR SECURITY. THE
lead the market higher, large- and mid-cap        The Fund underperformed the Russell 1000   INFORMATION IS NOT A COMPLETE
stocks also had double-digit returns.          Growth Index by the widest margin in the      ANALYSIS OF EVERY ASPECT OF ANY
Additionally, value stocks outperformed        health care sector. The Fund's                MARKET, COUNTRY, INDUSTRY, SECURITY
growth stocks. Positive performance was broad  underperformance in this sector was driven    OR THE FUND. STATEMENTS OF FACT ARE
among S&P 500 sectors, with the best returns   primarily by several health care providers    FROM SOURCES CONSIDERED RELIABLE,
found in telecommunication services, energy,   and services holdings--AETNA, UNITEDHEALTH    BUT A I M ADVISORS, INC. MAKES NO
utilities and financials.                      GROUP and CIGNA. In addition, eye care        REPRESENTATION OR WARRANTY AS TO
                                               holding ALCON INC. was a significant          THEIR COMPLETENESS OR ACCURACY.
   The Fund posted a modest absolute return    detractor. With the exception of UnitedHealth ALTHOUGH HISTORICAL PERFORMANCE IS
in a year that strongly favored the value      Group, these holdings were sold before the    NO GUARANTEE OF FUTURE RESULTS,
style of investing over the growth style.      close of the fiscal year.                     THESE INSIGHTS MAY HELP YOU
Outperformance versus the Russell 1000 Growth                                                UNDERSTAND OUR INVESTMENT
Index in the industrials, materials,              The Fund also underperformed in the        MANAGEMENT PHILOSOPHY.
telecommunication services and financials      consumer discretionary sector, where two
sectors was offset by underperformance in the  holdings in the specialty retail industry                 Geoffrey V. Keeling
health care and consumer discretionary         drove underperformance--BEST BUY and CIRCUIT  [KEELING    Chartered
sectors.                                       CITY. These two holdings were subsequently     PHOTO]     Financial Analyst,
                                               sold. An underweight position in the sector               senior portfolio
   The industrials sector benefited from a     relative to the style-specific benchmark also         manager, is co-manager of
broad-based rally during the first quarter of  detracted from performance.                         AIM V.I. Large Cap Growth
2006, and the Fund outperformed the benchmark                                                Fund. He joined AIM in 1995 and
Russell 1000 Growth Index in this sector due      Our investment process led us to reduce    assumed his present responsibi-
to strong stock selection. Specific areas of   exposure to the health care, energy and       lities in 1999. Mr. Keeling
strength for the Fund included the aerospace   information technology sectors due to less    earned a B.B.A. in finance from The
and defense and electrical equipment           upside-to-earnings estimates. Proceeds from   University of Texas at Austin.
industries. Aerospace and defense holdings     these sales were primarily invested in a
that performed particularly well included      number of attractive opportunities in the
LOCKHEED MARTIN, BOEING and GENERAL DYNAMICS.  consumer discretionary, consumer staples,      [SHOSS  Robert L. Shoss
In the electrical equipment area, ABB LTD was  industrials and materials sectors. All         PHOTO]  Senior portfolio manager,
one of the Fund's top contributors during the  changes to the Fund were based on our                  is co-manager of AIM
year.                                          bottom-up stock selection process of          V.I. Large Cap Growth Fund.
                                               identifying high-quality growth companies     He joined AIM in 1995 and
   Outperformance in the materials sector was  trading at what we believe are attractive     assumed his present
driven largely by stock selection and an       valuations.                                   responsibilities in 1999. Mr.
overweight position relative to the                                                          Shoss earned a B.A from The
style-specific index in metals and mining      IN CLOSING                                    University of Texas at Austin
stocks. In this area, copper producer PHELPS                                                 and an M.B.A. and a J.D. from
DODGE made a significant contribution to Fund  Although we are pleased to have provided      the University of Houston.
returns.                                       positive returns for our investors for the
                                               year, we are always striving to improve       Assisted by the Large/Multi-Cap
   In the telecommunication services sector,   performance. We remain committed              Growth Team
the Fund benefited from strong stock
selection in the wireless telecommunication                                                  FOR A DISCUSSION OF THE RISKS
services area.                                                                               OF INVESTING IN YOUR FUND,
                                                                                             INDEXES USED IN THIS REPORT
                                                                                             AND YOUR FUND'S LONG-TERM
                                                                                             PERFORMANCE, PLEASE SEE PAGES
                                                                                             4-5.

YOUR FUND'S LONG-TERM PERFORMANCE                                                          AIM V.I. LARGE CAP GROWTH FUND

==========================================
AVERAGE ANNUAL TOTAL RETURNS                  RESULTS; CURRENT PERFORMANCE MAY BE LOWER    PRODUCT VALUES. THEY DO NOT REFLECT SALES
------------------------------------------    OR HIGHER. PLEASE CONTACT YOUR VARIABLE      CHARGES, EXPENSES AND FEES ASSESSED IN
As of 12/31/06                                PRODUCT ISSUER OR FINANCIAL ADVISOR FOR      CONNECTION WITH A VARIABLE PRODUCT. SALES
SERIES I SHARES                               THE MOST RECENT MONTH-END VARIABLE PRODUCT   CHARGES, EXPENSES AND FEES, WHICH ARE
Inception (8/29/03)           10.14%          PERFORMANCE. PERFORMANCE FIGURES REFLECT     DETERMINED BY THE VARIABLE PRODUCT
  1 Year                       8.05           FUND EXPENSES, REINVESTED DISTRIBUTIONS      ISSUERS, WILL VARY AND WILL LOWER THE
                                              AND CHANGES IN NET ASSET VALUE. INVESTMENT   TOTAL RETURN.
SERIES II SHARES                              RETURN AND PRINCIPAL VALUE WILL FLUCTUATE
Inception (8/29/03)            9.94%          SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN        PER NASD REQUIREMENTS, THE MOST RECENT
  1 Year                       7.81           YOU SELL SHARES. SERIES I AND SERIES II      MONTH-END PERFORMANCE DATA AT THE FUND
                                              SHARES INVEST IN THE SAME PORTFOLIO OF       LEVEL, EXCLUDING VARIABLE PRODUCT
===================================           SECURITIES AND WILL HAVE SUBSTANTIALLY       CHARGES, IS AVAILABLE ON THIS AIM
                                              SIMILAR PERFORMANCE, EXCEPT TO THE EXTENT    AUTOMATED INFORMATION LINE, 866-702-4402.
CUMULATIVE TOTAL RETURNS                      THAT EXPENSES BORNE BY EACH CLASS DIFFER.    AS MENTIONED ABOVE, FOR THE MOST RECENT
------------------------------------------                                                 MONTH-END PERFORMANCE INCLUDING VARIABLE
6 months ended 12/31/06                          AIM V.I. LARGE CAP GROWTH FUND, A         PRODUCT CHARGES, PLEASE CONTACT YOUR
Series I Shares                8.73%          SERIES PORTFOLIO OF AIM VARIABLE INSURANCE   VARIABLE PRODUCT ISSUER OR FINANCIAL
Series II Shares               8.58           FUNDS, IS CURRENTLY OFFERED THROUGH          ADVISOR.
===================================           INSURANCE COMPANIES ISSUING VARIABLE
                                              PRODUCTS. YOU CANNOT PURCHASE SHARES OF         HAD THE ADVISOR NOT WAIVED FEES AND/OR
THE PERFORMANCE OF THE FUND'S SERIES I AND    THE FUND DIRECTLY. PERFORMANCE FIGURES       REIMBURSED EXPENSES, PERFORMANCE WOULD
SERIES II SHARE CLASSES WILL DIFFER           GIVEN REPRESENT THE FUND AND ARE NOT         HAVE BEEN LOWER.
PRIMARILY DUE TO DIFFERENT CLASS EXPENSES.    INTENDED TO REFLECT ACTUAL VARIABLE

   THE PERFORMANCE DATA QUOTED REPRESENT
PAST PERFORMANCE AND CANNOT GUARANTEE
COMPARABLE FUTURE

====================================================================================================================================

PRINCIPAL RISKS OF INVESTING IN THE FUND
                                                 The Fund invests in synthetic            Large-Cap Growth Funds Index, recently
   Prices of equity securities change in      instruments, the value of which may not     published by Lipper Inc., comprises the
response to many factors including the        correlate perfectly with the overall        largest underlying funds in each variable
historical and prospective earnings of the    securities markets. Rising interest rates   insurance category and does not include
issuer, the value of its assets, general      and market price fluctuations will affect   mortality and expense fees.
economic conditions, interest rates,          the performance of the Fund's investments
investor perceptions and market liquidity.    in synthetic instruments. Also, synthetic      The Fund is not managed to track the
                                              instruments are subject to counter party    performance of any particular index,
   The value of convertible securities in     risk--the risk that the other party in the  including the indexes defined here, and
which the Fund invests may be affected by     transaction will not fulfill its            consequently, the performance of the Fund
market interest rates, the risk that the      contractual obligation to complete the      may deviate significantly from the
issuer may default on interest or             transaction with the Fund.                  performance of the index.
principal payments and the value of the
underlying common stock into which these      ABOUT INDEXES USED IN THIS REPORT              A direct investment cannot be made in
securities may be converted.                                                              an index. Unless otherwise indicated,
                                              The unmanaged STANDARD & POOR'S COMPOSITE   index results include reinvested
   Foreign securities have additional         INDEX OF 500 Stocks (the S&P 500 Index) is  dividends, and they do not reflect sales
risks, including exchange rate changes,       an index of common stocks frequently used   charges. Performance of an index of funds
political and economic upheaval, the          as a general measure of U.S. stock market   reflects fund expenses; performance of a
relative lack of information about these      performance.                                market index does not.
companies, relatively low market liquidity
and the potential lack of strict financial                                                OTHER INFORMATION
and accounting controls and standards.
                                                                                          The returns shown in the management's
   If the seller of a repurchase agreement       The unmanaged Russell 1000 Growth Index  discussion of Fund performance are based
in which the Fund invests defaults on its     is a subset of the unmanaged Russell 1000   on net asset values calculated for
obligation or declares bankruptcy, the        Index, which represents the performance of  shareholder transactions. Generally
Fund may experience delays in selling the     the stocks of large-capitalization          accepted accounting principles require
securities underlying the repurchase          companies; the Growth subset measures the   adjustments to be made to the net assets
agreement.                                    performance of Russell 1000 companies with  of the Fund at period end for financial
                                              higher price/book ratios and higher         reporting purposes, and as such, the net
   There is no guarantee that the             forecasted growth values. The Russell 1000  asset values for shareholder transactions
investment techniques and risk analyses       Index is a trademark/service mark of the    and the returns based on those net asset
used by the Fund's portfolio managers will    Frank Russell Company. Russell              values may differ from the net asset
produce the desired results.                  --Registered Trademark-- is a trademark of  values and returns reported in the
                                              the Frank Russell Company.                  Financial Highlights. Additionally, the
                                                                                          returns and net asset values shown
                                                 The unmanaged LIPPER LARGE-CAP GROWTH    throughout this report are at the Fund
                                              FUNDS INDEX represents an average of the    level only and do not include variable
                                              performance of the 30 largest               product issuer charges. If such charges
                                              large-capitalization growth funds tracked   were included, the total returns would be
                                              by Lipper Inc., an independent mutual fund  lower.
                                              performance monitor.
                                                                                             Industry classifications used in this
                                                 In conjunction with the annual           report are generally according to the
                                              prospectus update on or about May 1, 2007,  Global Industry Classification Standard,
                                              the AIM V.I. Large Cap Growth Fund          which was developed by and is the
                                              prospectus will be amended to reflect that  exclusive property and a service mark of
                                              the Fund has elected to use the Lipper      Morgan Stanley Capital International Inc.
                                              Variable Underlying Funds (VUF) Large-Cap   and Standard & Poor's.
                                              Growth Funds Index as its peer group
                                              rather than the Lipper Large-Cap Growth        The Chartered Financial Analyst
                                              Funds Index. The Lipper VUF                 --Registered Trademark-- (CFA --Registered
                                                                                          Trademark--) designation is a globally
                                                                                          recognized standard for measuring the
                                                                                          competence and integrity of investment
                                                                                          professionals.

                                                  AIM V.I. LARGE CAP GROWTH FUND
Past performance cannot guarantee
comparable future results.

RESULTS OF A $10,000 INVESTMENT
Fund data from 8/29/03, index data from 08/31/03

                                [MOUNTAIN CHART]

             AIM V.I. LARGE          AIM V.I. LARGE
             CAP GROWTH FUND        CAP GROWTH FUND                                                             LIPPER
DATE         -SERIES I SHARES      -SERIES II SHARES     S&P 500 INDEX   RUSSELL 1000 GROWTH INDEX  LARGE-CAP GROWTH FUNDS INDEX
--------------------------------------------------------------------------------------------------------------------------------
8/29/03           $ 10000               $  10000
   8/03             10000                  10000            $  10000          $  10000                      $  10000
   9/03              9840                   9840                9894              9893                          9787
  10/03             10610                  10610               10454             10449                         10381
  11/03             10830                  10830               10545             10558                         10480
  12/03             10917                  10911               11098             10923                         10775
   1/04             11107                  11101               11302             11146                         10982
   2/04             11117                  11111               11459             11217                         11029
   3/04             11177                  11171               11286             11009                         10906
   4/04             10916                  10911               11109             10881                         10661
   5/04             11257                  11241               11261             11084                         10854
   6/04             11457                  11442               11480             11222                         11010
   7/04             10777                  10761               11100             10588                         10359
   8/04             10676                  10661               11145             10536                         10286
   9/04             10987                  10971               11265             10636                         10527
  10/04             10958                  10941               11437             10802                         10654
  11/04             11569                  11542               11900             11173                         11129
  12/04             11909                  11881               12305             11611                         11578
   1/05             11617                  11590               12005             11224                         11180
   2/05             11738                  11711               12257             11344                         11253
   3/05             11547                  11520               12041             11137                         11048
   4/05             11075                  11049               11812             10925                         10808
   5/05             11617                  11591               12188             11453                         11408
   6/05             11777                  11752               12205             11411                         11430
   7/05             12148                  12113               12659             11969                         12005
   8/05             11998                  11963               12544             11815                         11877
   9/05             12329                  12294               12645             11869                         12019
  10/05             12169                  12123               12434             11754                         11941
  11/05             12691                  12645               12904             12261                         12488
  12/05             12777                  12731               12909             12222                         12456
   1/06             13421                  13363               13250             12437                         12795
   2/06             13190                  13132               13286             12417                         12623
   3/06             13412                  13353               13452             12601                         12745
   4/06             13412                  13344               13632             12583                         12725
   5/06             12688                  12620               13240             12157                         12131
   6/06             12698                  12641               13258             12109                         12091
   7/06             12597                  12531               13340             11878                         11782
   8/06             12759                  12691               13656             12249                         12054
   9/06             13041                  12973               14008             12585                         12314
  10/06             13442                  13364               14464             13028                         12685
  11/06             13644                  13565               14739             13286                         12975
  12/06             13805                  13725               14946             13331                         13043

================================================================================================================================
                                                                                                              SOURCE: LIPPER INC.

CALCULATING YOUR ONGOING FUND EXPENSES

                                                                                          AIM V.I. LARGE CAP GROWTH FUND

EXAMPLE                                       ACTUAL EXPENSES                             5% per year before expenses, which is not
                                                                                          the Fund's actual return. The Fund's
As a shareholder of the Fund, you incur       The table below provides information about  actual cumulative total returns at net
ongoing costs, including management fees;     actual account values and actual expenses.  asset value after expenses for the six
distribution and/or service (12b-1) fees;     You may use the information in this table,  months ended December 31, 2006, appear in
and other Fund expenses. This example is      together with the amount you invested, to   the table "Cumulative Total Returns" on
intended to help you understand your          estimate the expenses that you paid over    page 4.
ongoing costs (in dollars) of investing in    the period. Simply divide your account
the Fund and to compare these costs with      value by $1,000 (for example, an $8,600        The hypothetical account values and
ongoing costs of investing in other mutual    account value divided by $1,000 = 8.6),     expenses may not be used to estimate the
funds. The example is based on an             then multiply the result by the number in   actual ending account balance or expenses
investment of $1,000 invested at the          the table under the heading entitled        you paid for the period. You may use this
beginning of the period and held for the      "Actual Expenses Paid During Period" to     information to compare the ongoing costs
entire period July 1, 2006, through           estimate the expenses you paid on your      of investing in the Fund and other funds.
December 31, 2006.                            account during this period.                 To do so, compare this 5% hypothetical
                                                                                          example with the 5% hypothetical examples
   The actual and hypothetical expenses in    HYPOTHETICAL EXAMPLE FOR COMPARISON         that appear in the shareholder reports of
the examples below do not represent the       PURPOSES                                    the other funds.
effect of any fees or other expenses
assessed in connection with a variable        The table below also provides information      Please note that the expenses shown in
product; if they did, the expenses shown      about hypothetical account values and       the table are meant to highlight your
would be higher while the ending account      hypothetical expenses based on the Fund's   ongoing costs. Therefore, the hypothetical
values shown would be lower.                  actual expense ratio and an assumed rate    information is useful in comparing ongoing
                                              of return of                                costs only, and will not help you
                                                                                          determine the relative total costs of
                                                                                          owning different funds.

====================================================================================================================================

                                                                             HYPOTHETICAL
                          ACTUAL                                  (5% ANNUAL RETURN BEFORE EXPENSES)
              BEGINNING            ENDING           EXPENSES            ENDING         EXPENSES         ANNUALIZED
SHARE       ACCOUNT VALUE       ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE    PAID DURING         EXPENSE
CLASS         (7/1/06)           (12/31/06)(1)      PERIOD(2)         (12/31/06)      PERIOD(2)           RATIO
-------------------------------------------------------------------------------------------------------------------
Series I      $ 1,000.00         $ 1,087.30        $ 5.37            $ 1,020.06         $5.19              1.02%
Series II       1,000.00           1,085.80          6.68              1,018.80          6.46              1.27

(1)   The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through
      December 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the
      Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page
      4.

(2)   Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

===================================================================================================================================

APPROVAL OF INVESTMENT ADVISORY AGREEMENT                                                 AIM V.I. LARGE CAP GROWTH FUND

The Board of Trustees of AIM Variable         - The nature and extent of the advisory     the independent written evaluation of the
Insurance Funds (the "Board") oversees the    services to be provided by AIM. The Board   Fund's Senior Officer (discussed below)
management of AIM V.I. Large Cap Growth       reviewed the services to be provided by     only considered Fund performance through
Fund (the "Fund") and, as required by law,    AIM under the Advisory Agreement. Based on  the most recent calendar year, the Board
determines annually whether to approve the    such review, the Board concluded that the   also reviewed more recent Fund
continuance of the Fund's advisory            range of services to be provided by AIM     performance, which did not change their
agreement with A I M Advisors, Inc.           under the Advisory Agreement was            conclusions.
("AIM"). Based upon the recommendation of     appropriate and that AIM currently is
the Investments Committee of the Board, at    providing services in accordance with the   - Meetings with the Fund's portfolio
a meeting held on June 27, 2006, the          terms of the Advisory Agreement.            managers and investment personnel. With
Board, including all of the independent                                                   respect to the Fund, the Board is meeting
trustees, approved the continuance of the     - The quality of services to be provided    periodically with such Fund's portfolio
advisory agreement (the "Advisory             by AIM. The Board reviewed the credentials  managers and/or other investment personnel
Agreement") between the Fund and AIM for      and experience of the officers and          and believes that such individuals are
another year, effective July 1, 2006.         employees of AIM who will provide           competent and able to continue to carry
                                              investment advisory services to the Fund.   out their responsibilities under the
   The Board considered the factors           In reviewing the qualifications of AIM to   Advisory Agreement.
discussed below in evaluating the fairness    provide investment advisory services, the
and reasonableness of the Advisory            Board considered such issues as AIM's       - Overall performance of AIM. The Board
Agreement at the meeting on June 27, 2006     portfolio and product review process,       considered the overall performance of AIM
and as part of the Board's ongoing            various back office support functions       in providing investment advisory and
oversight of the Fund. In their               provided by AIM and AIM's equity and fixed  portfolio administrative services to the
deliberations, the Board and the              income trading operations. Based on the     Fund and concluded that such performance
independent trustees did not identify any     review of these and other factors, the      was satisfactory.
particular factor that was controlling,       Board concluded that the quality of
and each trustee attributed different         services to be provided by AIM was          - Fees relative to those of clients of AIM
weights to the various factors.               appropriate and that AIM currently is       with comparable investment strategies. The
                                              providing satisfactory services in          Board reviewed the effective advisory fee
   One responsibility of the independent      accordance with the terms of the Advisory   rate (before waivers) for the Fund under
Senior Officer of the Fund is to manage       Agreement.                                  the Advisory Agreement. The Board noted
the process by which the Fund's proposed                                                  that this rate was (i) above the effective
management fees are negotiated to ensure      - The performance of the Fund relative to   advisory fee rates (before waivers) for
that they are negotiated in a manner which    comparable funds. The Board reviewed the    two mutual funds advised by AIM with
is at arms' length and reasonable. To that    performance of the Fund during the past     investment strategies comparable to those
end, the Senior Officer must either           calendar year against the performance of    of the Fund; (ii) above the effective
supervise a competitive bidding process or    funds advised by other advisors with        advisory and sub-advisory fee rates for
prepare an independent written evaluation.    investment strategies comparable to those   one offshore fund advised by an AIM
The Senior Officer has recommended an         of the Fund. The Board noted that the       affiliate and sub-advised by AIM with
independent written evaluation in lieu of     Fund's performance was below the median     investment strategies comparable to those
a competitive bidding process and, upon       performance of such comparable funds for    of the Fund; (iv) above the effective
the direction of the Board, has prepared      the one year period. Based on this review   sub-advisory fee rates for two variable
such an independent written evaluation.       and after taking account of all of the      insurance funds sub-advised by an AIM
Such written evaluation also considered       other factors that the Board considered in  affiliate and offered to insurance company
certain of the factors discussed below. In    determining whether to continue the         separate accounts with investment
addition, as discussed below, the Senior      Advisory Agreement for the Fund, the Board  strategies comparable to those of the
Officer made a recommendation to the Board    concluded that no changes should be made    Fund, although the total advisory fees for
in connection with such written               to the Fund and that it was not necessary   such variable insurance funds were above
evaluation.                                   to change the Fund's portfolio management   those for the Fund; and (v) above the
                                              team at this time. Although                 total advisory fee rates for 19 separately
   The discussion below serves as a           the independent written evaluation of the   managed accounts/wrap accounts managed by
summary of the Senior Officer's               Fund's Senior Officer (discussed below)     an AIM affiliate with investment
independent written evaluation and            only considered Fund performance through    strategies comparable to those of the
recommendation to the Board in connection     the most recent calendar year, the Board    Fund. The Board noted that AIM has agreed
therewith, as well as a discussion of the     also reviewed more recent Fund              to waive advisory fees of the Fund and to
material factors and the conclusions with     performance, which did not change their     limit the Fund's total operating expenses,
respect thereto that formed the basis for     conclusions.                                as discussed below. Based on this review,
the Board's approval of the Advisory                                                      the Board concluded that the advisory fee
Agreement. After consideration of all of      - The performance of the Fund relative to   rate for the Fund under the Advisory
the factors below and based on its            indices. The Board reviewed the             Agreement was fair and reasonable.
informed business judgment, the Board         performance of the Fund during the past
determined that the Advisory Agreement is     calendar year against the performance of    - Fees relative to those of comparable
in the best interests of the Fund and its     the Lipper Variable Underlying Fund         funds with other advisors. The Board
shareholders and that the compensation to     Large-Cap Growth Index. The Board noted     reviewed the advisory fee rate for the
AIM under the Advisory Agreement is fair      that the Fund's performance was below the   Fund under the Advisory Agreement. The
and reasonable and would have been            performance of such Index for the one year  Board compared effective contractual
obtained through arm's length                 period. Based on this review and after      advisory fee rates at a common asset level
negotiations.                                 taking account of all of the other factors  at the end of the calendar year and noted
                                              that the Board considered in determining    that the Fund's rate was comparable to the
   Unless otherwise stated, information       whether to continue the Advisory Agreement  median rate of the funds advised by other
presented below is as of June 27, 2006 and    for the Fund, the Board concluded that no   advisors with investment strategies
does not reflect any changes that may have    changes should be made to the Fund and      comparable to those of the Fund that the
occurred since June 27, 2006, including       that it was not necessary to change the     Board reviewed. The Board noted that AIM
but not limited to changes to the Fund's      Fund's portfolio management team at this    has agreed to waive advisory fees of the
performance, advisory fees, expense           time. Although                              Fund and
limitations and/or fee waivers.

                                                                     (continued)

                                                                                          AIM V.I. LARGE CAP GROWTH FUND

to limit the Fund's total operating           exemptive order. The Board found that the   Advisory Agreement was not excessive.
expenses, as discussed below. Based on        Fund may realize certain benefits upon
this review, the Board concluded that the     investing cash balances in AIM advised      - Benefits of soft dollars to AIM. The
advisory fee rate for the Fund under the      money market funds, including a higher net  Board considered the benefits realized by
Advisory Agreement was fair and               return, increased liquidity, increased      AIM as a result of brokerage transactions
reasonable.                                   diversification or decreased transaction    executed through "soft dollar"
                                              costs. The Board also found that the Fund   arrangements. Under these arrangements,
- Expense limitations and fee waivers. The    will not receive reduced services if it     brokerage commissions paid by the Fund
Board noted that AIM has contractually        invests its cash balances in such money     and/or other funds advised by AIM are used
agreed to waive advisory fees of the Fund     market funds. The Board noted that, to the  to pay for research and execution
through December 31, 2009 to the extent       extent the Fund invests uninvested cash in  services. This research may be used by AIM
necessary so that the advisory fees           affiliated money market funds, AIM has      in making investment decisions for the
payable by the Fund do not exceed a           voluntarily agreed to waive a portion of    Fund. The Board concluded that such
specified maximum advisory fee rate, which    the advisory fees it receives from the      arrangements were appropriate.
maximum rate includes breakpoints and is      Fund attributable to such investment. The
based on net asset levels. The Board          Board further determined that the proposed  - AIM's financial soundness in light of
considered the contractual nature of this     securities lending program and related      the Fund's needs. The Board considered
fee waiver and noted that it remains in       procedures with respect to the lending      whether AIM is financially sound and has
effect until December 31, 2009. The Board     Fund is in the best interests of the        the resources necessary to perform its
noted that AIM has contractually agreed to    lending Fund and its respective             obligations under the Advisory Agreement,
waive fees and/or limit expenses of the       shareholders. The Board therefore           and concluded that AIM has the financial
Fund through April 30, 2008 in an amount      concluded that the investment of cash       resources necessary to fulfill its
necessary to limit total annual operating     collateral received in connection with the  obligations under the Advisory Agreement.
expenses to a specified percentage of         securities lending program in the money
average daily net assets for each class of    market funds according to the procedures    - Historical relationship between the Fund
the Fund. The Board considered the            is in the best interests of the lending     and AIM. In determining whether to
contractual nature of this fee                Fund and its respective shareholders.       continue the Advisory Agreement for the
waiver/expense limitation and noted that                                                  Fund, the Board also considered the prior
it remains in effect until April 30, 2008.    - Independent written evaluation and        relationship between AIM and the Fund, as
The Board considered the effect these fee     recommendations of the Fund's Senior        well as the Board's knowledge of AIM's
waivers/expense limitations would have on     Officer. The Board noted that, upon their   operations, and concluded that it was
the Fund's estimated expenses and             direction, the Senior Officer of the Fund,  beneficial to maintain the current
concluded that the levels of fee              who is independent of AIM and AIM's         relationship, in part, because of such
waivers/expense limitations for the Fund      affiliates, had prepared an independent     knowledge. The Board also reviewed the
were fair and reasonable.                     written evaluation in order to assist the   general nature of the non-investment
                                              Board in determining the reasonableness of  advisory services currently performed by
- Breakpoints and economies of scale. The     the proposed management fees of the AIM     AIM and its affiliates, such as
Board reviewed the structure of the Fund's    Funds, including the Fund. The Board noted  administrative, transfer agency and
advisory fee under the Advisory Agreement,    that the Senior Officer's written           distribution services, and the fees
noting that it includes two breakpoints.      evaluation had been relied upon by the      received by AIM and its affiliates for
The Board reviewed the level of the Fund's    Board in this regard in lieu of a           performing such services. In addition to
advisory fees, and noted that such fees,      competitive bidding process. In             reviewing such services, the trustees also
as a percentage of the Fund's net assets,     determining whether to continue the         considered the organizational structure
would decrease as net assets increase         Advisory Agreement for the Fund, the Board  employed by AIM and its affiliates to
because the Advisory Agreement includes       considered the Senior Officer's written     provide those services. Based on the
breakpoints. The Board noted that, due to     evaluation and the recommendation made by   review of these and other factors, the
the Fund's asset levels at the end of the     the Senior Officer to the Board that the    Board concluded that AIM and its
past calendar year and the way in which       Board consider whether the advisory fee     affiliates were qualified to continue to
the advisory fee breakpoints have been        waivers for certain equity AIM Funds,       provide non-investment advisory services
structured, the Fund has yet to benefit       including the Fund, should be simplified.   to the Fund, including administrative,
from the breakpoints. The Board noted that    The Board concluded that it would be        transfer agency and distribution services,
AIM has contractually agreed to waive         advisable to consider this issue and reach  and that AIM and its affiliates currently
advisory fees of the Fund through December    a decision prior to the expiration date of  are providing satisfactory non-investment
31, 2009 to the extent necessary so that      such advisory fee waivers.                  advisory services.
the advisory fees payable by the Fund do
not exceed a specified maximum advisory       - Profitability of AIM and its affiliates.  - Other factors and current trends. The
fee rate, which maximum rate includes         The Board reviewed information concerning   Board considered the steps that AIM and
breakpoints and is based on net asset         the profitability of AIM's (and its         its affiliates have taken over the last
levels. The Board concluded that the          affiliates') investment advisory and other  several years, and continue to take, in
Fund's fee levels under the Advisory          activities and its financial condition.     order to improve the quality and
Agreement therefore would reflect             The Board considered the overall            efficiency of the services they provide to
economies of scale at higher asset levels     profitability of AIM, as well as the        the Funds in the areas of investment
and that it was not necessary to change       profitability of AIM in connection with     performance, product line diversification,
the advisory fee breakpoints in the Fund's    managing the Fund. The Board noted that     distribution, fund operations, shareholder
advisory fee schedule.                        AIM's operations remain profitable,         services and compliance. The Board
                                              although increased expenses in recent       concluded that these steps taken by AIM
- Investments in affiliated money market      years have reduced AIM's profitability.     have improved, and are likely to continue
funds. The Board also took into account       Based on the review of the profitability    to improve, the quality and efficiency of
the fact that uninvested cash and cash        of AIM's and its affiliates' investment     the services AIM and its affiliates
collateral from securities lending            advisory and other activities and its       provide to the Fund in each of these
arrangements, if any (collectively, "cash     financial condition, the Board concluded    areas, and support the Board's approval of
balances") of the Fund may be invested in     that the compensation to be paid by the     the continuance of the Advisory Agreement
money market funds advised by AIM pursuant    Fund to AIM under its                       for the Fund.
to the terms of an SEC

AIM V.I. Large Cap Growth Fund

SCHEDULE OF INVESTMENTS

December 31, 2006


                                               SHARES       VALUE
---------------------------------------------------------------------
DOMESTIC COMMON STOCKS-83.84%

AEROSPACE & DEFENSE-8.91%

Boeing Co. (The)                               26,004    $  2,310,195
---------------------------------------------------------------------
General Dynamics Corp.                         29,665       2,205,593
---------------------------------------------------------------------
Lockheed Martin Corp.                          39,775       3,662,084
---------------------------------------------------------------------
Northrop Grumman Corp.                         14,456         978,671
---------------------------------------------------------------------
Raytheon Co.                                   33,662       1,777,354
=====================================================================
                                                           10,933,897
=====================================================================

APPAREL RETAIL-1.92%

American Eagle Outfitters, Inc.                36,494       1,138,962
---------------------------------------------------------------------
TJX Cos., Inc. (The)                           42,792       1,220,428
=====================================================================
                                                            2,359,390
=====================================================================

APPLICATION SOFTWARE-3.00%

Amdocs Ltd.(a)                                 58,935       2,283,731
---------------------------------------------------------------------
BEA Systems, Inc.(a)                           111,182      1,398,670
=====================================================================
                                                            3,682,401
=====================================================================

AUTOMOTIVE RETAIL-0.77%

AutoZone, Inc.(a)                               8,200         947,592
=====================================================================

BREWERS-0.99%

Anheuser-Busch Cos., Inc.                      24,747       1,217,552
=====================================================================

BROADCASTING & CABLE TV-0.78%

Comcast Corp.-Class A(a)                       22,500         952,425
=====================================================================

COMMUNICATIONS EQUIPMENT-5.16%

Cisco Systems, Inc.(a)                         172,428      4,712,457
---------------------------------------------------------------------
Motorola, Inc.                                 79,224       1,628,846
=====================================================================
                                                            6,341,303
=====================================================================

COMPUTER HARDWARE-3.67%

Hewlett-Packard Co.                            109,482      4,509,564
=====================================================================

DEPARTMENT STORES-5.69%

J.C. Penney Co., Inc.                          22,796       1,763,499
---------------------------------------------------------------------
Kohl's Corp.(a)                                20,771       1,421,359
---------------------------------------------------------------------
Nordstrom, Inc.                                47,436       2,340,492
---------------------------------------------------------------------
Sears Holdings Corp.(a)                         8,661       1,454,442
=====================================================================
                                                            6,979,792
=====================================================================

DIVERSIFIED METALS & MINING-1.92%

Phelps Dodge Corp.                             19,730       2,362,076
=====================================================================

ENVIRONMENTAL & FACILITIES SERVICES-1.63%

Waste Management, Inc.                         54,539       2,005,399
=====================================================================

FOOD RETAIL-0.90%

Safeway Inc.                                   32,115       1,109,894
=====================================================================

                                               SHARES       VALUE
---------------------------------------------------------------------


HEALTH CARE DISTRIBUTORS-3.03%

AmerisourceBergen Corp.                        38,238    $  1,719,181
---------------------------------------------------------------------
McKesson Corp.                                 39,373       1,996,211
=====================================================================
                                                            3,715,392
=====================================================================

HEALTH CARE SERVICES-1.78%

Laboratory Corp. of America Holdings(a)        29,666       2,179,561
=====================================================================

HUMAN RESOURCE & EMPLOYMENT SERVICES-1.06%

Manpower Inc.                                  17,395       1,303,407
=====================================================================

INDUSTRIAL CONGLOMERATES-1.29%

McDermott International, Inc.(a)               31,039       1,578,643
=====================================================================

INTEGRATED OIL & GAS-2.67%

Marathon Oil Corp.                             19,068       1,763,790
---------------------------------------------------------------------
Occidental Petroleum Corp.                     30,973       1,512,412
=====================================================================
                                                            3,276,202
=====================================================================

INTERNET SOFTWARE & SERVICES-0.84%

Google Inc.-Class A(a)                          2,244       1,033,317
=====================================================================

INVESTMENT BANKING & BROKERAGE-8.28%

Bear Stearns Cos. Inc. (The)                    9,117       1,484,065
---------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                22,174       4,420,387
---------------------------------------------------------------------
Lehman Brothers Holdings Inc.                  34,208       2,672,329
---------------------------------------------------------------------
Morgan Stanley                                 19,568       1,593,422
=====================================================================
                                                           10,170,203
=====================================================================

IT CONSULTING & OTHER SERVICES-2.46%

Accenture Ltd.-Class A                         81,759       3,019,360
=====================================================================

LIFE & HEALTH INSURANCE-1.74%

Prudential Financial, Inc.                     24,885       2,136,626
=====================================================================

LIFE SCIENCES TOOLS & SERVICES-1.15%

Applera Corp.-Applied Biosystems Group         38,394       1,408,676
=====================================================================

MANAGED HEALTH CARE-3.01%

Humana Inc.(a)                                 21,627       1,196,189
---------------------------------------------------------------------
UnitedHealth Group Inc.                        22,782       1,224,077
---------------------------------------------------------------------
WellPoint Inc.(a)                              16,227       1,276,903
=====================================================================
                                                            3,697,169
=====================================================================

MOVIES & ENTERTAINMENT-2.16%

News Corp.-Class A                             123,516      2,653,124
=====================================================================

MULTI-LINE INSURANCE-1.42%

Assurant, Inc.                                 31,462       1,738,275
=====================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.23%

JPMorgan Chase & Co.                           31,344       1,513,915
=====================================================================

AIM V.I. Large Cap Growth Fund


                                               SHARES       VALUE
---------------------------------------------------------------------

PHARMACEUTICALS-2.01%

Forest Laboratories, Inc.(a)                   19,000    $    961,400
---------------------------------------------------------------------
Merck & Co. Inc.                               34,676       1,511,874
=====================================================================
                                                            2,473,274
=====================================================================

PROPERTY & CASUALTY INSURANCE-3.05%

Ambac Financial Group, Inc.                    12,666       1,128,161
---------------------------------------------------------------------
Chubb Corp. (The)                              31,251       1,653,490
---------------------------------------------------------------------
SAFECO Corp.                                   15,359         960,705
=====================================================================
                                                            3,742,356
=====================================================================

PUBLISHING-0.96%

McGraw-Hill Cos., Inc. (The)                   17,300       1,176,746
=====================================================================

SOFT DRINKS-1.39%

PepsiCo, Inc.                                  27,205       1,701,673
=====================================================================

SPECIALTY STORES-1.45%

Office Depot, Inc.(a)                          46,686       1,782,005
=====================================================================

SYSTEMS SOFTWARE-6.26%

BMC Software, Inc.(a)                          40,229       1,295,374
---------------------------------------------------------------------
Microsoft Corp.                                83,736       2,500,357
---------------------------------------------------------------------
Oracle Corp.(a)                                170,953      2,930,134
---------------------------------------------------------------------
Symantec Corp.(a)                              46,000         959,100
=====================================================================
                                                            7,684,965
=====================================================================

TOBACCO-1.26%

UST Inc.                                       26,537       1,544,453
=====================================================================
    Total Domestic Common Stocks (Cost
      $85,193,589)                                        102,930,627
=====================================================================

FOREIGN COMMON STOCKS & OTHER EQUITY
  INTERESTS-14.69%

HONG KONG-1.16%

China Mobile Ltd.
  (Wireless Telecommunication Services)(b)     164,500      1,421,873
=====================================================================

                                               SHARES       VALUE
---------------------------------------------------------------------


MEXICO-3.61%

America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)        77,075    $  3,485,332
---------------------------------------------------------------------
Grupo Televisa S.A.-ADR (Broadcasting & Cable
  TV)                                          35,000         945,350
=====================================================================
                                                            4,430,682
=====================================================================

SWITZERLAND-4.43%

ABB Ltd. (Heavy Electrical Equipment)(b)       147,471      2,642,947
---------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)(b)         8,745       1,564,665
---------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)(b)                                 6,611       1,229,662
=====================================================================
                                                            5,437,274
=====================================================================

UNITED KINGDOM-5.49%

AstraZeneca PLC-ADR (Pharmaceuticals)          41,515       2,223,128
---------------------------------------------------------------------
Diageo PLC (Distillers & Vintners)(b)          89,170       1,750,557
---------------------------------------------------------------------
Rio Tinto PLC-ADR (Diversified Metals &
  Mining)                                       8,573       1,821,677
---------------------------------------------------------------------
Shire PLC (Pharmaceuticals)(b)                 45,691         944,108
=====================================================================
                                                            6,739,470
=====================================================================
    Total Foreign Common Stocks & Other
      Equity Interests (Cost $14,530,944)                  18,029,299
=====================================================================

MONEY MARKET FUNDS-1.41%

Liquid Assets Portfolio-Institutional
  Class(c)                                     868,402        868,402
---------------------------------------------------------------------
Premier Portfolio-Institutional Class(c)       868,402        868,402
=====================================================================
    Total Money Market Funds
      (Cost $1,736,804)                                     1,736,804
=====================================================================
TOTAL INVESTMENTS-99.94%
  (Cost $101,461,337)                                     122,696,730
=====================================================================
OTHER ASSETS LESS LIABILITIES-0.06%                            76,565
=====================================================================
NET ASSETS-100.00%                                       $122,773,295
_____________________________________________________________________
=====================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2006 was $9,553,812, which represented 7.78% of the Fund's Net Assets. See Note 1A.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Large Cap Growth Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:

Investments, at value (cost $99,724,533)         $120,959,926
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $1,736,804)                                 1,736,804
=============================================================
    Total investments (cost $101,461,337)         122,696,730
=============================================================
Foreign currencies, at value (cost $74)                    77
-------------------------------------------------------------
Receivables for:
  Investments sold                                    577,804
-------------------------------------------------------------
  Fund shares sold                                     16,290
-------------------------------------------------------------
  Dividends                                            94,079
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 34,419
=============================================================
    Total assets                                  123,419,399
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                               359,427
-------------------------------------------------------------
  Fund shares reacquired                              114,424
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              41,131
-------------------------------------------------------------
  Fund expenses advanced                               15,308
-------------------------------------------------------------
Accrued administrative services fees                   75,185
-------------------------------------------------------------
Accrued distribution fees-Series II                     1,276
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              3,605
-------------------------------------------------------------
Accrued transfer agent fees                               659
-------------------------------------------------------------
Accrued operating expenses                             35,089
=============================================================
    Total liabilities                                 646,104
=============================================================
Net assets applicable to shares outstanding      $122,773,295
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $116,158,241
-------------------------------------------------------------
Undistributed net investment income (loss)           (132,060)
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign currencies    (14,488,435)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies                21,235,549
=============================================================
                                                 $122,773,295
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $120,824,686
_____________________________________________________________
=============================================================
Series II                                        $  1,948,609
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            8,811,587
_____________________________________________________________
=============================================================
Series II                                             142,680
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      13.71
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      13.66
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2006

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of
  $5,499)                                        $   659,168
------------------------------------------------------------
Dividends from affiliated money market funds          78,966
------------------------------------------------------------
Interest                                              26,260
============================================================
    Total investment income                          764,394
============================================================

EXPENSES:

Advisory fees                                        534,625
------------------------------------------------------------
Administrative services fees                         221,467
------------------------------------------------------------
Custodian fees                                        27,705
------------------------------------------------------------
Distribution fees-Series II                            3,477
------------------------------------------------------------
Transfer agent fees                                    5,060
------------------------------------------------------------
Trustees' and officer's fees and benefits             17,698
------------------------------------------------------------
Professional services fees                            62,216
------------------------------------------------------------
Other                                                  4,791
============================================================
    Total expenses                                   877,039
============================================================
Less: Fees waived and expense offset
  arrangements                                      (152,092)
============================================================
    Net expenses                                     724,947
============================================================
Net investment income                                 39,447
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                           (1,585,606)
------------------------------------------------------------
  Foreign currencies                                  18,174
============================================================
                                                  (1,567,432)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           15,090,005
------------------------------------------------------------
  Foreign currencies                                    (467)
============================================================
                                                  15,089,538
============================================================
Net gain from investment securities and foreign
  currencies                                      13,522,106
============================================================
Net increase in net assets resulting from
  operations                                     $13,561,553
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Large Cap Growth Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2006 and 2005

                                                                  2006           2005
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $     39,447    $   (2,758)
----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (1,567,432)      (43,281)
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           15,089,538       316,169
========================================================================================
    Net increase in net assets resulting from operations        13,561,553       270,130
========================================================================================
  Distributions to shareholders from net investment
    income-Series 1                                               (201,184)           --
========================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                              --        (5,480)
----------------------------------------------------------------------------------------
  Series II                                                             --          (828)
========================================================================================
    Total distributions from net realized gains                         --        (6,308)
========================================================================================
    Decrease in net assets resulting from distributions           (201,184)       (6,308)
========================================================================================
Share transactions-net:
  Series I                                                     103,311,208     3,533,583
----------------------------------------------------------------------------------------
  Series II                                                      1,113,671           828
========================================================================================
    Net increase in net assets resulting from share
     transactions                                              104,424,879     3,534,411
========================================================================================
  Net increase in net assets                                   117,785,248     3,798,233
========================================================================================

NET ASSETS:

Beginning of year                                                4,988,047     1,189,814
========================================================================================
End of year (including undistributed net investment income
  (loss) of $(132,060) and $(4,582), respectively)            $122,773,295    $4,988,047
________________________________________________________________________________________
========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Large Cap Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses

AIM V.I. Large Cap Growth Fund

     and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

J. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $350 million                                            0.75%
--------------------------------------------------------------------
Over $350 million                                             0.625%
____________________________________________________________________
====================================================================

AIM V.I. Large Cap Growth Fund


    Through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.695%
--------------------------------------------------------------------
Next $250 million                                             0.67%
--------------------------------------------------------------------
Next $500 million                                             0.645%
--------------------------------------------------------------------
Next $1.5 billion                                             0.62%
--------------------------------------------------------------------
Next $2.5 billion                                             0.595%
--------------------------------------------------------------------
Next $2.5 billion                                             0.57%
--------------------------------------------------------------------
Next $2.5 billion                                             0.545%
--------------------------------------------------------------------
Over $10 billion                                              0.52%
____________________________________________________________________
====================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.01% and Series II shares to 1.26% of average daily net assets, through at least April 30, 2008. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2006, AIM waived advisory fees of $148,589.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2006, AMVESCAP did not reimburse any such expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. The Fund may reimburse AIM for up to 0.25% of average daily assets invested by each insurance company providing administrative services to the Fund. Pursuant to such agreement, for the year ended December 31, 2006, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $171,467 for services provided by insurance companies.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with AIM Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2006, expenses incurred under the Plan are shown in the Statement of Operations as distribution fees.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

AIM V.I. Large Cap Growth Fund

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2006.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      12/31/06        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class             $   --         $10,149,786       $ (9,281,384)         $   --         $  868,402       $39,517       $   --
----------------------------------------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class                 --          10,149,786         (9,281,384)             --            868,402        39,449           --
==================================================================================================================================
  Total
    Investments
    in
    Affiliates      $   --         $20,299,572       $(18,562,768)         $   --         $1,736,804       $78,966       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) custodian credits which result from periodic overnight cash balances at the custodian and (ii) a one time custodian fee credit to be used to offset future custodian fees. For the year ended December 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $3,503.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2006, the Fund paid legal fees of $3,925 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceed 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

AIM V.I. Large Cap Growth Fund

NOTE 7--DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2006 and 2005 was as follows:

                                                                2006       2005
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $201,184    $  459
--------------------------------------------------------------------------------
Long-term capital gain                                              --     5,849
================================================================================
  Total distributions                                         $201,184    $6,308
________________________________________________________________________________
================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2006, the components of net assets on a tax basis were as follows:

                                                                  2006
--------------------------------------------------------------------------
Unrealized appreciation-investments                           $ 20,147,588
--------------------------------------------------------------------------
Temporary book/tax differences                                     (36,002)
--------------------------------------------------------------------------
Capital loss carryover                                         (13,106,061)
--------------------------------------------------------------------------
Post-October Capital loss deferral                                (294,413)
--------------------------------------------------------------------------
Post-October PFIC loss deferral                                    (96,058)
--------------------------------------------------------------------------
Shares of beneficial interest                                  116,158,241
==========================================================================
  Total net assets                                            $122,773,295
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $156.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2006 to utilizing $12,019,235 of capital loss carryforward in the fiscal year ended December 31, 2007.

    The Fund has a capital loss carryforward as of December 31, 2006 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
---------------------------------------------------------------------------
December 31, 2009                                              $ 7,793,745
---------------------------------------------------------------------------
December 31, 2010                                                3,544,700
---------------------------------------------------------------------------
December 31, 2013                                                   10,284
---------------------------------------------------------------------------
December 31, 2014                                                1,757,332
===========================================================================
Total capital loss carryforward                                $13,106,061
___________________________________________________________________________
===========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of June 12, 2006, the date of the reorganization of AIM V.I. Blue Chip Fund into the Fund are realized on securities held in each Fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

AIM V.I. Large Cap Growth Fund

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2006 was $97,491,172 and $29,872,762, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $21,010,934
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (863,502)
===============================================================================
Net unrealized appreciation of investment securities              $20,147,432
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $102,549,298.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of passive foreign investment companies, foreign currency transactions and expenses related to the plan of reorganization, on December 31, 2006, undistributed net investment income was increased by $60,662, undistributed net realized gain (loss) was decreased by $45,366 and shares of beneficial interest decreased by $15,296. Further as a result of tax deferrals acquired in the reorganization of AIM V.I. Blue Chip Fund into the Fund on June 12, 2006, undistributed net investment income was decreased by $26,403, undistributed net realized gain (loss) was decreased by $12,832,387 and shares of beneficial interest increased by $12,858,790. These reclassifications had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

                                          CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------
                                                                       2006(A)                      2005
                                                              --------------------------    ---------------------
                                                                SHARES         AMOUNT       SHARES       AMOUNT
-----------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     2,493,288    $ 31,035,114    330,217    $3,990,691
-----------------------------------------------------------------------------------------------------------------
  Series II                                                        2,883          35,815        --             --
=================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                        14,674         201,184       423          5,480
-----------------------------------------------------------------------------------------------------------------
  Series II                                                           --              --        64            828
=================================================================================================================
Issued in connection with acquisitions:(b)
  Series I                                                     9,167,026     112,588,851        --             --
-----------------------------------------------------------------------------------------------------------------
  Series II                                                      104,182       1,274,141        --             --
=================================================================================================================
Reacquired:
  Series I                                                    (3,205,686)    (40,513,941)   (38,554)     (462,588)
-----------------------------------------------------------------------------------------------------------------
  Series II                                                      (14,623)       (196,285)       --             --
=================================================================================================================
                                                               8,561,744    $104,424,879    292,150    $3,534,411
_________________________________________________________________________________________________________________
=================================================================================================================

(a) There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 88% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) As of the opening of business on June 12, 2006, the Fund acquired all the net assets of AIM V.I. Blue Chip Fund pursuant to the plan of reorganization approved by the Trustees of the Fund on November 14, 2005 and by the shareholders of AIM V.I. Blue Chip Fund on April 4, 2006. The acquisition was accomplished by a tax-free exchange of 9,271,208 shares of the Fund for 16,731,926 shares outstanding of AIM V.I. Blue Chip Fund as of the close of business on June 9, 2006. Each class of shares of AIM V.I. Blue Chip Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of AIM V.I. Blue Chip Fund to the net asset value of the Fund on the close of business, June 9, 2006. AIM V.I. Blue Chip Fund's net assets as of the close of business on June 9, 2006 of $113,862,992 including $5,643,661 of unrealized appreciation as of the close of business on June 9, 2006 were combined with the net assets of the Fund immediately before the acquisition of $9,848,334. The combined aggregate net assets of the Fund subsequent to the reorganization were $123,711,326.

AIM V.I. Large Cap Growth Fund

NOTE 11--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and currently intends for the Fund to adopt FIN 48 provisions during the fiscal year ending December 31, 2007.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                   SERIES I
                                                              ---------------------------------------------------
                                                                                                 AUGUST 29, 2003
                                                                                                 (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,         COMMENCED) TO
                                                              -------------------------------      DECEMBER 31,
                                                                2006          2005      2004           2003
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.71       $11.86    $10.90         $10.00
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.02        (0.01)(a)  (0.04)(b)       (0.03)
-----------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.00         0.88      1.03           0.95
=================================================================================================================
    Total from investment operations                              1.02         0.87      0.99           0.92
=================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.02)          --        --          (0.02)
-----------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --        (0.02)    (0.03)            --
=================================================================================================================
    Total distributions                                          (0.02)       (0.02)    (0.03)         (0.02)
=================================================================================================================
Net asset value, end of period                                $  13.71       $12.71    $11.86         $10.90
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(c)                                                   8.05%        7.30%     9.08%          9.16%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $120,825       $4,352    $  596         $  546
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.02%(d)     1.13%     1.33%          1.33%(e)
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.23%(d)     7.30%     9.88%         14.54%(e)
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of net investment income (loss) to average net assets       0.06%(d)    (0.06)%   (0.35)%(b)       (0.73)%(e)
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate(f)                                          76%          99%      104%            37%
_________________________________________________________________________________________________________________
=================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.06) and (0.51)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $69,892,709.
(e)  Annualized.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM V.I. Large Cap Growth Fund

                                                                                  SERIES II
                                                              -------------------------------------------------
                                                                                               AUGUST 29, 2003
                                                                                               (DATE OPERATIONS
                                                                 YEAR ENDED DECEMBER 31,        COMMENCED) TO
                                                              -----------------------------      DECEMBER 31,
                                                               2006         2005      2004           2003
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $12.67       $11.84    $10.90         $10.00
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.01)       (0.03)(a)  (0.06)(b)       (0.03)
---------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        1.00         0.88      1.03           0.94
===============================================================================================================
    Total from investment operations                            0.99         0.85      0.97           0.91
===============================================================================================================
Less distributions:
  Dividends from net investment income                            --           --        --          (0.01)
---------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           --        (0.02)    (0.03)            --
===============================================================================================================
    Total distributions                                           --        (0.02)    (0.03)         (0.01)
===============================================================================================================
Net asset value, end of period                                $13.66       $12.67    $11.84         $10.90
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(c)                                                 7.81%        7.15%     8.89%          9.11%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,949       $  636    $  594         $  546
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.27%(d)     1.33%     1.48%          1.48%(e)
---------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.48%(d)     7.55%    10.13%         14.79%(e)
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of net investment income (loss) to average net assets    (0.19)%(d)   (0.26)%   (0.50)%(b)       (0.88)%(e)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate(f)                                        76%          99%      104%            37%
_______________________________________________________________________________________________________________
===============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.08) and (0.66)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $1,390,637.
(e)  Annualized.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary

AIM V.I. Large Cap Growth Fund
sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing; and

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. Large Cap Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Large Cap Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Large Cap Growth Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

February 14, 2007
Houston, Texas

AIM V.I. Large Cap Growth Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2006:

     FEDERAL AND STATE INCOME TAX

    Corporate Dividends Received Deduction*            100%


      * The above percentage is based on ordinary income dividends paid to shareholders during the fund's fiscal year.

AIM V.I. Large Cap Growth Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993           Director and Chairman, A I M Management    None
   Trustee and Vice Chair                         Group Inc. (financial services holding
                                                  company); Director and Vice Chairman,
                                                  AMVESCAP PLC; Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm) and
                                                  Trustee and Vice Chair of The AIM Family
                                                  of Funds--Registered Trademark--

                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer);
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and President
                                                  and Principal Executive Officer of The
                                                  AIM Family of Funds--Registered
                                                  Trademark--
-------------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954     2006           Director, Chief Executive Officer and      None
   Trustee, President and                         President, A I M Management Group Inc.,
   Principal                                      AIM Mutual Fund Dealer Inc. (registered
   Executive Officer                              broker dealer), AIM Funds Management
                                                  Inc. (registered investment advisor) and
                                                  1371 Preferred Inc. (holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc., INVESCO Funds Group, Inc.
                                                  (registered investment advisor and
                                                  register transfer agent) and AIM GP
                                                  Canada Inc. (general partner for a
                                                  limited partnership); Director, A I M
                                                  Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Director and
                                                  Chairman, AIM Investment Services, Inc.,
                                                  Fund Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); Director, President and
                                                  Chairman, AVZ Callco Inc. (holding
                                                  company); AMVESCAP Inc. (holding
                                                  company) and AIM Canada Holdings Inc.
                                                  (holding company); Director and Chief
                                                  Executive Officer, AIM Trimark Corporate
                                                  Class Inc. (formerly AIM Trimark Global
                                                  Fund Inc.) (corporate mutual fund
                                                  company) and AIM Trimark Canada Fund
                                                  Inc. (corporate mutual fund company);
                                                  Trustee, President and Principal
                                                  Executive Officer of The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); Trustee and
                                                  Executive Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); and Manager,
                                                  Powershares Capital Management LLC

                                                  Formerly: President and Principal
                                                  Executive Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); Chairman, AIM
                                                  Canada Holdings, Inc.; Executive Vice
                                                  President and Chief Operations Officer,
                                                  AIM Funds Management Inc.; President,
                                                  AIM Trimark Global Fund Inc. and AIM
                                                  Trimark Canada Fund Inc.; and Director,
                                                  Trimark Trust (federally regulated
                                                  Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company
                                                  Formerly: Partner, law firm of Baker &     (2 portfolios))
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Founder, Green, Manning & Bunch Ltd.,      None
   Trustee                                        (investment banking firm); and Director,
                                                  Policy Studies, Inc. and Van Gilder
                                                  Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation (property casualty company)

                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and Director of various
                                                  affiliated Volvo companies; and
                                                  Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund
                                                  company); and Owner, Dos Angelos Ranch,    (non-profit)
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)

-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company
                                                                                             (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    Director, Mainstay VP Series
   Trustee                                        Formerly: Partner, Deloitte & Touche       Funds, Inc. (21 portfolios)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. Large Cap Growth Fund


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER     PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIP(S)
TRUST                              SINCE          DURING PAST 5 YEARS                       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Senior Vice President and Senior Officer  N/A
   Senior Vice President and                      of The AIM Family of Funds--Registered
   Senior Officer                                 Trademark--
                                                  Formerly: Director of Compliance and
                                                  Assistant General Counsel, ICON
                                                  Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962            2006           Director, Senior Vice President,          N/A
   Senior Vice President, Chief                   Secretary and General Counsel, A I M
   Legal Officer and Secretary                    Management Group Inc. and A I M
                                                  Advisors, Inc.; Director, Vice President
                                                  and Secretary, INVESCO Distributors,
                                                  Inc.; Vice President and Secretary,
                                                  A I M Capital Management, Inc., AIM
                                                  Investment Services, Inc., and Fund
                                                  Management Company; Senior Vice
                                                  President and Secretary, A I M
                                                  Distributors, Inc.; Director and Vice
                                                  President, INVESCO Funds Group Inc.;
                                                  Senior Vice President, Chief Legal
                                                  Officer and Secretary of The AIM Family
                                                  of Funds--Registered Trademark--; and
                                                  Manager, Powershares Capital Management
                                                  LLC

                                                  Formerly: Chief Operating Officer,
                                                  Senior Vice President, General Counsel,
                                                  and Secretary, Liberty Ridge Capital,
                                                  Inc. (an investment adviser); Vice
                                                  President and Secretary, PBHG Funds (an
                                                  investment company); Vice President and
                                                  Secretary, PBHG Insurance Series Fund
                                                  (an investment company); General Counsel
                                                  and Secretary, Pilgrim Baxter Value
                                                  Investors (an investment adviser); Chief
                                                  Operating Officer, General Counsel and
                                                  Secretary, Old Mutual Investment
                                                  Partners (a broker-dealer); General
                                                  Counsel and Secretary, Old Mutual Fund
                                                  Services (an administrator); General
                                                  Counsel and Secretary, Old Mutual
                                                  Shareholder Services (a shareholder
                                                  servicing center); Executive Vice
                                                  President, General Counsel and
                                                  Secretary, Old Mutual Capital, Inc. (an
                                                  investment adviser); and Vice President
                                                  and Secretary, Old Mutual Advisors Funds
                                                  (an investment company)
------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Global Compliance Director, AMVESCAP      N/A
   Vice President                                 PLC; and Vice President of The AIM
                                                  Family of Funds--Registered Trademark--

                                                  Formerly: Senior Vice President, A I M
                                                  Management Group Inc. (financial
                                                  services holding company); Senior Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Advisors, Inc. and The AIM Family
                                                  of Funds--Registered Trademark--; Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Vice President, AIM
                                                  Investment Services, Inc. and Fund
                                                  Management Company; Senior Vice
                                                  President and Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; and Senior Vice President
                                                  and Compliance Director, Delaware
                                                  Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Senior Vice President and General
   Vice President                                 Counsel, AMVESCAP PLC; Director, INVESCO
                                                  Funds Group, Inc.; and Vice President of
                                                  The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Director, Vice President and    N/A
                                                  General Counsel, Fund Management
                                                  Company; Director, Senior Vice
                                                  President, Secretary and General
                                                  Counsel, A I M Management Group Inc. and
                                                  A I M Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Senior Vice President, A I M
                                                  Distributors, Inc.; Vice President,
                                                  A I M Capital Management, Inc. and AIM
                                                  Investment Services, Inc.; Senior Vice
                                                  President, Chief Legal Officer and
                                                  Secretary of The AIM Family of
                                                  Funds--Registered Trademark--; Chief
                                                  Executive Officer and President, INVESCO
                                                  Funds Group, Inc.; and Senior Vice
                                                  President, and General Counsel, Liberty
                                                  Financial Companies, Inc. and Senior
                                                  Vice President and General Counsel
                                                  Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M  N/A
   Vice President, Principal                      Advisors, Inc.; and Vice President,
   Financial Officer and                          Treasurer and Principal Officer of The
   Treasurer                                      AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief           N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc. and Vice President
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, Senior Vice
                                                  President and Senior Investment Officer,
                                                  A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing     N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc. and The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); and
                                                  President and Principal Executive
                                                  Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust Only)
                                                  Formerly: Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only)
------------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967         2005           Anti-Money Laundering Compliance          N/A
   Anti-Money Laundering                          Officer, A I M Advisors, Inc., A I M
   Compliance Officer                             Capital Management, Inc., A I M
                                                  Distributors, Inc., AIM Investment
                                                  Services, Inc., AIM Private Asset
                                                  Management, Inc., Fund Management
                                                  Company and The AIM Family of
                                                  Funds--Registered Trademark--
                                                  Formerly: Manager of the Fraud
                                                  Prevention Department, AIM Investment
                                                  Services, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958        2006           Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                       Group Inc.; Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc.; and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company

                                                  Formerly: Global Head of Product
                                                  Development, AIG-Global Investment
                                                  Group, Inc.; Chief Compliance Officer
                                                  and Deputy General Counsel,
                                                  AIG-SunAmerica Asset Management; and
                                                  Chief Compliance Officer, Chief
                                                  Operating Officer and Deputy General
                                                  Counsel, American General Investment
                                                  Management
------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            225 Franklin Street
Floor                         1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
Philadelphia, PA 19103-7599   Americas
                              New York, NY 10036-2714

       SECTOR EQUITY                                                                                      AIM V.I. Leisure Fund
                                                                              Annual Report to Shareholders - December 31, 2006
       Sectors

The Fund provides a complete list of its
holdings four times in each fiscal year,
at the quarter-ends. For the second and
fourth quarters, the lists appear in the
Fund's semiannual and annual reports to
shareholders. For the first and third
quarters, the Fund files the lists with
the Securities and Exchange Commission
(SEC) on Form N-Q. The Fund's Form N-Q
filings are available on the SEC Web
site, sec.gov. Copies of the Fund's Forms
N-Q may be reviewed and copied at the SEC                                    [COVER GLOBE IMAGE]
Public Reference Room in Washington,
D.C.You can obtain information on the
operation of the Public Reference Room,
including information about duplicating
fee charges, by calling 202-942-8090 or
800-732-0330, or by electronic request at
the following E-mail address:
publicinfo@sec.gov. The SEC file numbers
for the Fund are 811-07452 and 033-57340.
The Fund's most recent portfolio
holdings, as filed on Form N-Q, have also
been made available to insurance
companies issuing variable annuity
contracts and variable life insurance
policies ("variable products") that
invest in the Fund.

A description of the policies and
procedures that the Fund uses to
determine how to vote proxies relating to
portfolio securities is available without
charge, upon request, from our Client                                               AIM V.I. LEISURE FUND seeks capital growth.
Services department at 800-410-4246 or on
the AIM Web site, AIMinvestments.com. On
the home page, scroll down and click on
AIM Funds Proxy Policy. The information
is also available on the SEC Web site,
sec.gov.

Information regarding how the Fund voted
proxies related to its portfolio
securities during the 12 months ended                             UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT
June 30, 2006, is available at our Web                            IS AS OF DECEMBER 31, 2006, AND IS BASED ON TOTAL NET ASSETS.
site. Go to AIMinvestments.com, access
the About Us tab, click on Required
Notices and then click on Proxy Voting
Activity. Next, select the Fund from the
drop-down menu. The information is also
available on the SEC Web site, sec.gov.
                                             ================================================================================
                                             THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
                                             PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE
         [AIM INVESTMENTS LOGO]              INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH
       -- Registered Trademark --            CAREFULLY BEFORE INVESTING.
                                             ================================================================================

                                                              NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

                                                                                          AIM V.I. LEISURE FUND

Management's discussion of Fund performance                                               related stocks, including those of cable
======================================================================================    television companies, satellite
PERFORMANCE SUMMARY                                                                       programming companies, publishers, cruise
                                                                                          lines, advertising agencies, hotels,
We are pleased to report that for the year ended December 31, 2006, and excluding         casinos, electronic game and toy
variable product issuer charges, AIM V.I. Leisure Fund delivered positive returns to      manufacturers and entertainment
shareholders that exceeded those of the Fund's broad market and style-specific index,     companies.
the S&P 500 --REGISTERED TRADEMARK-- Index. Relative to the S&P 500 Index, the Fund
benefited from strong stock selection and overweight positions in media stocks as well       We consider selling or trimming a
as stocks in the hotels, restaurants and leisure industry.                                stock when:

   Your Fund's long-term performance appears on pages 4-5.                                - There is a change in the company's
                                                                                          fundamental business prospects.
FUND VS. INDEXES
                                                                                          - A stock's valuation rises so that it is
Total returns, 12/31/05 - 12/31/06, excluding variable product issuer charges. If         no longer attractive relative to other
variable product issuer charges were included, returns would be lower.                    investment opportunities.

Series I Shares                                                           24.61%          MARKET CONDITIONS AND YOUR FUND
Series II Shares                                                          24.28
S&P 500 Index (Board Market Index / Style-Specific Index)                 15.78           The year started off on a positive note
                                                                                          as the markets were encouraged by strong
Source: Lipper Inc.                                                                       economic data. However, tensions in the
================================================================================          Middle East escalated with the
HOW WE INVEST                                ding financial goals. We then evaluate       Israel-Lebanon conflict, residential
                                             whether the company has the right            housing markets showed signs of cooling
We focus on companies that profit from       management in place, appropriate             and rising energy prices heightened
consumer spending on leisure activities      competitive position and adequate            inflation concerns. These factors led to
(products and/or services purchased with     resources to realize their vision.           a slight sell-off in the markets mid way
consumers' discretionary dollars) and                                                     through the year as investors became
that are growing their market share, cash    - Valuation analysis involves using          concerned about an economic downturn.
flow and earnings at rates greater than      financial models for each company in an
the broad market.                            effort to estimate its fair valuation           However, the markets staged a rally
                                             over the next two to three years based       beginning in August after the Fed held
   We perform both fundamental and           primarily on our expectations for free       interest rates steady after 17
valuation analysis:                          cash flow growth.                            consecutive increases. Also contributing
                                                                                          to the rally was a series of solid
- Fundamental research includes                 Just as we look for managements with      economic reports that indicated the
interviews with company managements,         long-term visions, we maintain a             economy, while slowing, continued to
buyers, customers and competitors. We ask    long-term investment horizon, resulting      expand and inflation remained within
company management teams to detail their     in relatively low portfolio turnover. We     manageable levels.
three- to five-year strategic plan and       manage risk by diversifying the Fund's
their correspon                              holdings across a variety of leisure-           Against this backdrop,
                                                                                          telecommunication services and energy
                                                                                          were the best-performing sectors of the
                                                                                          S&P 500 Index, while health care
=========================================    =========================================    ==========================================

PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                          TOP 10 EQUITY HOLDINGS*

By sector                                    1. Hotels, Resorts & Cruise Lines 16.1%       1.  Omnicom Group Inc.               5.9%
Consumer Discretionary              82.9%    2. Broadcasting & Cable TV        14.3        2.  News Corp.-Class A               5.2
Consumer Staples                     9.3     3. Movies & Entertainment         11.0        3.  Harrah's Entertainment, Inc.     5.0
Financials                           6.3     4. Advertising                     9.1        4.  Hilton Hotels Corp.              3.8
Information Technology               0.3     5. Casinos & Gaming                8.8        5.  Starwood Hotels & Resorts
Money Market Funds Plus Other                Total Net Assets                $52.83 million    Worldwide, Inc.                  3.1
Assets Less Liabilities              1.2     Total Number of Holdings*           77        6.  Polo Ralph Lauren Corp.          2.6
                                                                                           7.  Walt Disney Co. (The)            2.6
                                                                                           8.  Comcast Corp.-Class A            2.6
                                                                                           9.  Time Warner Inc.                 2.6
                                                                                           10. Groupe Bruxelles Lambert S.A.
                                                                                               (Belgium)                        2.5

The Fund's portfolio is subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
=========================================    =========================================    ==========================================

                                                                                          AIM V.I. Leisure Fund

and information technology trailed the       company, performed well during the year as   THE VIEWS AND OPINIONS EXPRESSED IN
index. The Fund is most closely correlated   the market recognized compelling             MANAGEMENT'S DISCUSSION OF FUND
to the consumer discretionary sector of      valuations and management's ability to       PERFORMANCE ARE THOSE OF A I M ADVISORS,
the S&P 500 Index, which outperformed the    increase earnings.                           INC. THESE VIEWS AND OPINIONS ARE SUBJECT
index as a whole for the year. The sector                                                 TO CHANGE AT ANY TIME BASED ON FACTORS
was strong despite evidence that                On the other hand, Fund holdings Yahoo!   SUCH AS MARKET AND ECONOMIC CONDITIONS.
historically high energy and gasoline        and Carnival underperformed during the       THESE VIEWS AND OPINIONS MAY NOT BE RELIED
prices caused consumers to reduce their      year. Shares of Yahoo! declined after the    UPON AS INVESTMENT ADVICE OR
discretionary spending, therefore hurting    company delayed the release of its new       RECOMMENDATIONS, OR AS AN OFFER FOR A
the profits of many consumer discretionary   search platform and lowered its guidance     PARTICULAR SECURITY. THE INFORMATION IS
companies.                                   on advertising-related sales. The entrance   NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF
                                             of Google (not a Fund holding) into areas    ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR
   It is important to emphasize that we do   other than search functions, such as         THE FUND. STATEMENTS OF FACT ARE FROM
not make investments or position the Fund    e-mail and instant messaging, also created   SOURCES CONSIDERED RELIABLE, BUT A I M
on the basis of short-term outlooks for      uncertainty around Yahoo!'s competitive      ADVISORS, INC. MAKES NO REPRESENTATION OR
such economic factors as changes in energy   positioning. We sold our position in         WARRANTY AS TO THEIR COMPLETENESS OR
prices. We remind shareholders that our      Yahoo! due to these developments.            ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE
time horizon for the stocks in the Fund is                                                IS NO GUARANTEE OF FUTURE RESULTS, THESE
two to three years.                             Carnival, the world's largest cruise      INSIGHTS MAY HELP YOU UNDERSTAND OUR
                                             operator, also detracted from Fund           INVESTMENT MANAGEMENT PHILOSOPHY.
   For the year, the Fund's media holdings   performance over the year. The company cut
were among the top contributors to           its earnings outlook during the year                      Mark D. Greenberg Chartered
performance. NEWS CORP., CABLEVISION AND     citing accounting changes, higher fuel       [GREENBERG   Financial Analyst, senior
OMNICOM GROUP -- all long-term Fund          costs and lower bookings for its Caribbean      PHOTO]    portfolio manager, is manager
holdings -- were strong contributors. As a   voyages. However, the company received a                  of AIM V.I. Leisure Fund.
group, media stocks were fairly flat for     reprieve as oil prices fell from their       Mr. Greenberg began his career in 1980,
the first half of the year as investors      July highs and as the 2006 hurricane         and media and entertainment stocks became
worried that broadcast advertising           season was uneventful. We continued to       his focus in 1983. He joined the Fund's
revenues might weaken, given economic        hold this stock because we remained          advisor in 1996. Mr. Greenberg attended
uncertainty and a continued shift from       optimistic regarding the company's           City University in London, England, and
traditional advertising to online            management and its ability to prosper from   earned his B.S.B.A. in economics with a
advertising. However, media staged a rally   demographic and economic trends.             specialization in finance from Marquette
in the second half, with many media stocks                                                University.
posting significant returns for the year.       Portfolio changes are usually the
                                             result of insight that comes from our
==========================================   bottom-up investment process and long-term
             The Fund is most                investment horizon. This long-term
            closely correlated               investment horizon is one reason for the
             to the consumer                 Fund's low portfolio turnover rate
         discretionary sector of             relative to other domestic equity funds.
            the S&P 500 Index,               During the year, we took profits and sold
            which outperformed               our position in CBRL GROUP and trimmed our
           the index as a whole              position in HARRAH'S ENTERTAINMENT. We
              for the year.                  used the proceeds to initiate positions in
==========================================   KOHL'S, ABERCROMBIE & FITCH and COACH --
                                             three stocks in which we saw strong
   News Corp., in particular, was a          fundamentals and attractive valuations.
standout performer as its MySpace.com Web
site and its motion pictures were well          At the close of the year, we were
received and continued to generate solid     comfortable with the quality of the
revenue growth.                              companies that we had selected for
                                             inclusion in AIM V.I. Leisure Fund. The
Cablevision operates some of the most        Fund was positioned in line with its
attractive cable assets in the country and   mandate and had exposure to a variety of
the company issued a $10 per-share           leisure-related industries based on our
dividend in April. Our largest holding,      bottom-up, stock-by-stock approach to
Omnicom Group, a diversified advertising,    investing.
marketing and communications
                                             IN CLOSING
                                                                                          For a discussion of the risks of investing
                                             As always, we thank you for your continued   in your Fund, indexes used in this report
                                             investment and welcome any new investors     and your Fund's long-term performance,
                                             to AIM V.I. Leisure Fund.                    please see pages 4 - 5.

                                                                                          AIM V.I. LEISURE FUND
YOUR FUND'S LONG-TERM PERFORMANCE
=========================================

AVERAGE ANNUAL TOTAL RETURNS                 TO REFLECT THE RULE 12B-1 FEES APPLICABLE    FIGURES GIVEN REPRESENT THE FUND AND ARE
                                             TO THE SERIES II SHARES. THE INCEPTION       NOT INTENDED TO REFLECT ACTUAL VARIABLE
As of 12/31/06                               DATE OF SERIES I SHARES IS APRIL 30,         PRODUCT VALUES. THEY DO NOT REFLECT SALES
SERIES I SHARES                              2002. THE PERFORMANCE OF THE FUND'S          CHARGES, EXPENSES AND FEES ASSESSED IN
Inception (4/30/02)                9.54%     SERIES I AND SERIES II SHARE CLASSES WILL    CONNECTION WITH A VARIABLE PRODUCT. SALES
     1 Year                       24.61      DIFFER PRIMARILY DUE TO DIFFERENT CLASS      CHARGES, EXPENSES AND FEES, WHICH ARE
SERIES II SHARES                             EXPENSES.                                    DETERMINED BY THE VARIABLE PRODUCT
Inception                          9.30%                                                  ISSUERS, WILL VARY AND WILL LOWER THE
     1 Year                       24.28         THE PERFORMANCE DATA QUOTED REPRESENT     TOTAL RETURN.
=========================================    PAST PERFORMANCE AND CANNOT GUARANTEE
                                             COMPARABLE FUTURE RESULTS; CURRENT              PER NASD REQUIREMENTS, THE MOST RECENT
=========================================    PERFORMANCE MAY BE LOWER OR HIGHER.          MONTH-END PERFORMANCE DATA AT THE FUND
                                             PLEASE CONTACT YOUR VARIABLE PRODUCT         LEVEL, EXCLUDING VARIABLE PRODUCT
CUMULATIVE TOTAL RETURNS                     ISSUER OR FINANCIAL ADVISOR FOR THE MOST     CHARGES, IS AVAILABLE ON THIS AIM
                                             RECENT MONTH-END VARIABLE PRODUCT            AUTOMATED INFORMATION LINE, 866-702-4402.
6 months ended 12/31/06                      PERFORMANCE. PERFORMANCE FIGURES REFLECT     AS MENTIONED ABOVE, FOR THE MOST RECENT
                                             FUND EXPENSES, REINVESTED DISTRIBUTIONS      MONTH-END PERFORMANCE INCLUDING VARIABLE
Series I Shares                   17.67%     AND CHANGES IN NET ASSET VALUE.              PRODUCT CHARGES, PLEASE CONTACT YOUR
Series II Shares                  17.53      INVESTMENT RETURN AND PRINCIPAL VALUE        VARIABLE PRODUCT ISSUER OR FINANCIAL
                                             WILL FLUCTUATE SO THAT YOU MAY HAVE A        ADVISOR.
SERIES II SHARES' INCEPTION DATE IS APRIL    GAIN OR LOSS WHEN YOU SELL SHARES.
30, 2004. RETURNS SINCE THAT DATE ARE                                                        HAD THE ADVISOR NOT WAIVED FEES AND/OR
HISTORICAL. ALL OTHER RETURNS ARE THE           AIM V.I. LEISURE FUND, A SERIES           REIMBURSED EXPENSES, PERFORMANCE WOULD
BLENDED RETURNS OF THE HISTORICAL            PORTFOLIO OF AIM VARIABLE INSURANCE          HAVE BEEN LOWER.
PERFORMANCE OF SERIES II SHARES SINCE        FUNDS, IS CURRENTLY OFFERED THROUGH
THEIR INCEPTION AND THE RESTATED             INSURANCE COMPANIES ISSUING VARIABLE
HISTORICAL PERFORMANCE OF SERIES I SHARES    PRODUCTS. YOU CANNOT PURCHASE SHARES OF
(FOR PERIODS PRIOR TO INCEPTION OF SERIES    THE FUND DIRECTLY. PERFORMANCE
II SHARES) ADJUSTED
====================================================================================================================================

PRINCIPAL RISKS OF INVESTING IN THE FUND     investing in more established companies,        A direct investment cannot be made in
                                             such as business risk, stock price           an index. Unless otherwise indicated,
Foreign securities have additional risks,    fluctuations and illiquidity.                index results include reinvested
including exchange rate changes,                                                          dividends, and they do not reflect sales
political and economic upheaval, the            The Fund may use enhanced investment      charges. Performance of an index of funds
relative lack of information about these     techniques such as derivatives. The          reflects fund expenses; performance of a
companies, relatively low market             principal risk of investments in             market index does not.
liquidity and the potential lack of          derivatives is that the fluctuations in
strict financial and accounting controls     their values may not correlate perfectly     OTHER INFORMATION
and standards.                               with the overall securities markets.
                                             Derivatives are subject to counter party     The returns shown in the management's
   Investing in emerging markets involves    risk -- the risk that the other party        discussion of Fund performance are based
greater risk than investing in more          will not complete the transaction with       on net asset values calculated for
established markets. The risks include       the Fund.                                    shareholder transactions. Generally
the relatively smaller size and lesser                                                    accepted accounting principles require
liquidity of these markets, high                The prices of securities held by the      adjustments to be made to the net assets
inflation rates, adverse political           Fund may decline in response to market       of the Fund at period end for financial
developments and lack of timely              risks.                                       reporting purposes, and as such, the net
information.                                                                              asset values for shareholder transactions
                                             ABOUT INDEXES USED IN THIS REPORT            and the returns based on those net asset
   If the seller of a repurchase                                                          values may differ from the net asset
agreement in which the Fund invests          THE UNMANAGED STANDARD & POOR'S COMPOSITE    values and returns reported in the
defaults on its obligation or declares       INDEX OF 500 STOCKS (the S&P 500 Index)      Financial Highlights. Additionally, the
bankruptcy, the Fund may experience          is an index of common stocks frequently      returns and net asset values shown
delays in selling the securities             used as a general measure of U.S. stock      throughout this report are at the Fund
underlying the repurchase agreement.         market performance.                          level only and do not include variable
                                                                                          product issuer charges. If such charges
   There is no guarantee that the               The fund is not managed to track the      were included, the total returns would be
investment techniques and risk analyses      performance of any particular index,         lower.
used by the Fund's portfolio managers        including the index defined here, and
will produce the desired results.            consequently, the performance of the Fund
                                             may deviate significantly from the
   Investing in a fund that invests in       performance of the index.                    Continued on page 5
smaller companies involves risks not
associated with

                                                                                          AIM V.I. LEISURE FUND
Past performance cannot guarantee comparable future results.

====================================================================================================================================

Continued from page 4

   Industry classifications used in this
report are generally according to the
Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc.
and Standard & Poor's.

   The Chartered Financial Analyst
--Registered Trademark-- (CFA
--Registered Trademark--) designation
is a globally recognized standard for
measuring the competence and integrity of investment professionals.

====================================================================================================================================
                                                        [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Fund and index data from 4/30/02

  DATE                        AIM V.I. LEISURE FUND-SERIES I SHARES               S&P 500 INDEX
4/30/02                                     $ 10000                                 $ 10000
   5/02                                       10030                                    9927
   6/02                                        9010                                    9220
   7/02                                        8400                                    8501
   8/02                                        8610                                    8557
   9/02                                        8110                                    7628
  10/02                                        8320                                    8299
  11/02                                        8950                                    8786
  12/02                                        8520                                    8271
   1/03                                        8320                                    8054
   2/03                                        8039                                    7933
   3/03                                        8260                                    8010
   4/03                                        8959                                    8670
   5/03                                        9479                                    9126
   6/03                                        9509                                    9242
   7/03                                        9649                                    9406
   8/03                                        9969                                    9589
   9/03                                        9699                                    9487
  10/03                                       10229                                   10023
  11/03                                       10478                                   10112
  12/03                                       10958                                   10641
   1/04                                       11068                                   10837
   2/04                                       11278                                   10987
   3/04                                       11258                                   10822
   4/04                                       11088                                   10652
   5/04                                       11098                                   10798
   6/04                                       11118                                   11008
   7/04                                       10477                                   10643
   8/04                                       10418                                   10686
   9/04                                       10888                                   10802
  10/04                                       11268                                   10967
  11/04                                       11838                                   11410
  12/04                                       12426                                   11799
   1/05                                       12054                                   11511
   2/05                                       12245                                   11753
   3/05                                       12104                                   11545
   4/05                                       11662                                   11326
   5/05                                       11983                                   11686
   6/05                                       12164                                   11703
   7/05                                       12424                                   12138
   8/05                                       12203                                   12028
   9/05                                       12053                                   12125
  10/05                                       11582                                   11923
  11/05                                       12053                                   12373
  12/05                                       12276                                   12378
   1/06                                       12524                                   12705
   2/06                                       12545                                   12740
   3/06                                       12897                                   12898
   4/06                                       13311                                   13071
   5/06                                       13072                                   12696
   6/06                                       13000                                   12712
   7/06                                       12525                                   12791
   8/06                                       12959                                   13095
   9/06                                       13466                                   13432
  10/06                                       14274                                   13869
  11/06                                       14771                                   14133
  12/06                                       15303                                   14331
====================================================================================================================================
                                                                                                                 SOURCE: LIPPER INC.

CALCULATING YOUR ONGOING FUND EXPENSES                                                    AIM V.I. LEISURE FUND

EXAMPLE                                      You may use the information in this             The hypothetical account values and
                                             table, together with the amount you          expenses may not be used to estimate the
As a shareholder of the Fund, you incur      invested, to estimate the expenses that      actual ending account balance or expenses
ongoing costs, including management fees;    you paid over the period. Simply divide      you paid for the period. You may use this
distribution and/or service (12b-1) fees;    your account value by $1,000 (for            information to compare the ongoing costs
and other Fund expenses. This example is     example, an $8,600 account value             of investing in the Fund and other funds.
intended to help you understand your         divided by $1,000 = 8.6), then multiply      To do so, compare this 5% hypothetical
ongoing costs (in dollars) of investing      the result by the number in the table        example with the 5% hypothetical examples
in the Fund and to compare these costs       under the heading entitled "Actual           that appear in the shareholder reports of
with ongoing costs of investing in other     Expenses Paid During Period" to estimate     the other funds.
mutual funds. The example is based on an     the expenses you paid on your account
investment of $1,000 invested at the         during this period.                             Please note that the expenses shown in
beginning of the period and held for the                                                  the table are meant to highlight your
entire period July 1, 2006, through          HYPOTHETICAL EXAMPLE FOR COMPARISON          ongoing costs. Therefore, the
December 31, 2006.                           PURPOSES                                     hypothetical information is useful in
                                                                                          comparing ongoing costs, and will not
   The actual and hypothetical expenses      The table below also provides information    help you determine the relative total
in the examples below do not represent       about hypothetical account values and        costs of owning different funds.
the effect of any fees or other expenses     hypothetical expenses based on the Fund's
assessed in connection with a variable       actual expense ratio and an assumed rate
product; if they did, the expenses shown     of return of 5% per year before expenses,
would be higher while the ending account     which is not the Fund's actual return.
values shown would be lower.                 The Fund's actual cumulative total
                                             returns at net asset value after expenses
ACTUAL EXPENSES                              for the six months ended December 31,
                                             2006, appear in the table "Cumulative
The table below provides information         Total Returns" on page 4.
about actual account values and actual
expenses.

                                                                           HYPOTHETICAL
                                        ACTUAL               (5% ANNUAL RETURN BEFORE EXPENSES)
                  BEGINNING         ENDING        EXPENSES          ENDING         EXPENSES     ANNUALIZED
  SHARE         ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING     ACCOUNT VALUE    PAID DURING     EXPENSE
  CLASS            (7/1/06)      (12/31/06)(1)    PERIOD (2)      (12/31/06)       PERIOD(2)      RATIO
==========================================================================================================
Series I         $ 1,000.00      $ 1,176.70        $ 5.60        $ 1,020.06        $ 5.19          1.02%
Series II          1,000.00        1,175.30          6.96          1,018.80          6.46          1.27

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 4.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT                                                 AIM V.I. LEISURE FUND

The Board of Trustees of AIM Variable        services to be provided by AIM under the     for the Fund, the Board concluded that no
Insurance Funds (the "Board") oversees       Advisory Agreement was appropriate and       changes should be made to the Fund and
the management of AIM V.I. Leisure Fund      that AIM currently is providing services     that it was not necessary to change the
(the "Fund") and, as required by law,        in accordance with the terms of the          Fund's portfolio management team at this
determines annually whether to approve       Advisory Agreement.                          time. However, due to the Fund's
the continuance of the Fund's advisory                                                    under-performance, the Board also
agreement with A I M Advisors, Inc.          - The quality of services to be provided     concluded that it would be appropriate
("AIM"). Based upon the recommendation of    by AIM. The Board reviewed the               for the Board to continue to closely
the Investments Committee of the Board,      credentials and experience of the            monitor and review the performance of the
at a meeting held on June 27, 2006, the      officers and employees of AIM who will       Fund. Although the independent written
Board, including all of the independent      provide investment advisory services to      evaluation of the Fund's Senior Officer
trustees, approved the continuance of the    the Fund. In reviewing the qualifications    (discussed below) only considered Fund
advisory agreement (the "Advisory            of AIM to provide investment advisory        performance through the most recent
Agreement") between the Fund and AIM for     services, the Board considered such          calendar year, the Board also reviewed
another year, effective July 1, 2006.        issues as AIM's portfolio and product        more recent Fund performance, which did
                                             review process, various back office          not change their conclusions.
   The Board considered the factors          support functions provided by AIM and
discussed below in evaluating the            AIM's equity and fixed income trading        - Meetings with the Fund's portfolio
fairness and reasonableness of the           operations. Based on the review of these     managers and investment personnel. With
Advisory Agreement at the meeting on June    and other factors, the Board concluded       respect to the Fund, the Board is meeting
27, 2006 and as part of the Board's          that the quality of services to be           periodically with such Fund's portfolio
ongoing oversight of the Fund. In their      provided by AIM was appropriate and that     managers and/or other investment
deliberations, the Board and the             AIM currently is providing satisfactory      personnel and believes that such
independent trustees did not identify any    services in accordance with the terms of     individuals are competent and able to
particular factor that was controlling,      the Advisory Agreement.                      continue to carry out their
and each trustee attributed different                                                     responsibilities under the Advisory
weights to the various factors.              - The performance of the Fund relative to    Agreement.
                                             comparable funds. The Board reviewed the
   One responsibility of the independent     performance of the Fund during the past      - Overall performance of AIM. The Board
Senior Officer of the Fund is to manage      one and three calendar years against the     considered the overall performance of AIM
the process by which the Fund's proposed     performance of funds advised by other        in providing investment advisory and
management fees are negotiated to ensure     advisors with investment strategies          portfolio administrative services to the
that they are negotiated in a manner         comparable to those of the Fund. The         Fund and concluded that such performance
which is at arms' length and reasonable.     Board noted that the Fund's performance      was satisfactory.
To that end, the Senior Officer must         was above the median performance of such
either supervise a competitive bidding       comparable funds for the one year period     - Fees relative to those of clients of
process or prepare an independent written    and below such median performance for the    AIM with comparable investment
evaluation. The Senior Officer has           three year period. The Board also noted      strategies. The Board reviewed the
recommended an independent written           that AIM began serving as investment         effective advisory fee rate (before
evaluation in lieu of a competitive          advisor to the Fund in April 2004. Based     waivers) for the Fund under the Advisory
bidding process and, upon the direction      on this review and after taking account      Agreement. The Board noted that this rate
of the Board, has prepared such an           of all of the other factors that the         was (i) above the effective advisory fee
independent written evaluation. Such         Board considered in determining whether      rate (before waivers) for one mutual fund
written evaluation also considered           to continue the Advisory Agreement for       advised by AIM with investment strategies
certain of the factors discussed below.      the Fund, the Board concluded that no        comparable to those of the Fund; (ii) the
In addition, as discussed below, the         changes should be made to the Fund and       same as the effective advisory fee rates
Senior Officer made a recommendation to      that it was not necessary to change the      (before waivers) for three variable
the Board in connection with such written    Fund's portfolio management team at this     insurance funds advised by AIM and
evaluation.                                  time. However, due to the Fund's             offered to insurance company separate
                                             under-performance, the Board also            accounts with investment strategies
   The discussion below serves as a          concluded that it would be appropriate       comparable to those of the Fund; and
summary of the Senior Officer's              for the Board to continue to closely         (iii) above the effective sub-advisory
independent written evaluation and           monitor and review the performance of the    fee rates for two offshore funds advised
recommendation to the Board in connection    Fund. Although the independent written       and sub-advised by AIM affiliates with
therewith, as well as a discussion of the    evaluation of the Fund's Senior Officer      investment strategies comparable to those
material factors and the conclusions with    (discussed below) only considered Fund       of the Fund, although the total advisory
respect thereto that formed the basis for    performance through the most recent          fees for one such offshore fund were
the Board's approval of the Advisory         calendar year, the Board also reviewed       above those for the Fund and the total
Agreement. After consideration of all of     more recent Fund performance, which did      advisory fees for the other offshore fund
the factors below and based on its           not change their conclusions.                were comparable to those for the Fund.
informed business judgment, the Board                                                     The Board noted that AIM has agreed to
determined that the Advisory Agreement is    - The performance of the Fund relative to    waive advisory fees of the Fund and to
in the best interests of the Fund and its    indices. The Board reviewed the              limit the Fund's total operating
shareholders and that the compensation to    performance of the Fund during the past      expenses, as discussed below. Based on
AIM under the Advisory Agreement is fair     one and three calendar years against the     this review, the Board concluded that the
and reasonable and would have been           performance of the S&P 500 Index. The        advisory fee rate for the Fund under the
obtained through arm's length                Board noted that the Fund's performance      Advisory Agreement was fair and
negotiations.                                was below the performance of such Index      reasonable.
                                             for the one year period and comparable to
   Unless otherwise stated, information      such Index for the three year period. The    - Fees relative to those of comparable
presented below is as of June 27, 2006       Board also noted that the performance of     funds with other advisors. The Board
and does not reflect any changes that may    such Index does not reflect fees, while      reviewed the advisory fee rate for the
have occurred since June 27, 2006,           the performance of the Fund does reflect     Fund under the Advisory Agreement. The
including but not limited to changes to      fees. The Board also noted that AIM began    Board compared effective contractual
the Fund's performance, advisory fees,       serving as investment advisor to the Fund    advisory fee rates at a common asset
expense limitations and/or fee waivers.      in April 2004. Based on this review and      level at the end of the past calendar
                                             after taking account of all of the other     year and noted that the Fund's rate was
- The nature and extent of the advisory      factors that the Board considered in         below the median rate of the funds
services to be provided by AIM. The Board    determining whether to continue the          advised by other advisors with investment
reviewed the services to be provided by      Advisory Agreement                           strategies comparable to those of the
AIM under the Advisory Agreement. Based                                                   Fund that the Board reviewed. The Board
on such review, the Board concluded that                                                  noted that AIM has
the range of
                                                                                                                        (continued)

                                                                                          AIM V.I. Leisure Fund

agreed to waive advisory fees of the Fund    advised by AIM pursuant to the terms of      - Benefits of soft dollars to AIM. The
and to limit the Fund's total operating      an SEC exemptive order. The Board found      Board considered the benefits realized by
expenses, as discussed below. Based on       that the Fund may realize certain            AIM as a result of brokerage transactions
this review, the Board concluded that the    benefits upon investing cash balances in     executed through "soft dollar"
advisory fee rate for the Fund under the     AIM advised money market funds, including    arrangements. Under these arrangements,
Advisory Agreement was fair and              a higher net return, increased liquidity,    brokerage commissions paid by the Fund
reasonable.                                  increased diversification or decreased       and/or other funds advised by AIM are
                                             transaction costs. The Board also found      used to pay for research and execution
- Expense limitations and fee waivers.       that the Fund will not receive reduced       services. This research may be used by
The Board noted that AIM has                 services if it invests its cash balances     AIM in making investment decisions for
contractually agreed to waive advisory       in such money market funds. The Board        the Fund. The Board concluded that such
fees of the Fund through April 30, 2008      noted that, to the extent the Fund           arrangements were appropriate.
to the extent necessary so that the          invests uninvested cash in affiliated
advisory fees payable by the Fund do not     money market funds, AIM has voluntarily      - AIM's financial soundness in light of
exceed a specified maximum advisory fee      agreed to waive a portion of the advisory    the Fund's needs. The Board considered
rate, which maximum rate includes            fees it receives from the Fund               whether AIM is financially sound and has
breakpoints and is based on net asset        attributable to such investment. The         the resources necessary to perform its
levels. The Board considered the             Board further determined that the            obligations under the Advisory Agreement,
contractual nature of this fee waiver and    proposed securities lending program and      and concluded that AIM has the financial
noted that it remains in effect until        related procedures with respect to the       resources necessary to fulfill its
April 30, 2008. The Board noted that AIM     lending Fund is in the best interests of     obligations under the Advisory Agreement.
has contractually agreed to waive fees       the lending Fund and its respective
and/or limit expenses of the Fund through    shareholders. The Board therefore            - Historical relationship between the
April 30, 2008 in an amount necessary to     concluded that the investment of cash        Fund and AIM. In determining whether to
limit total annual operating expenses to     collateral received in connection with       continue the Advisory Agreement for the
a specified percentage of average daily      the securities lending program in the        Fund, the Board also considered the prior
net assets for each class of the Fund.       money market funds according to the          relationship between AIM and the Fund, as
The Board considered the contractual         procedures is in the best interests of       well as the Board's knowledge of AIM's
nature of this fee waiver/expense            the lending Fund and its respective          operations, and concluded that it was
limitation and noted that it remains in      shareholders.                                beneficial to maintain the current
effect until April 30, 2008. The Board                                                    relationship, in part, because of such
considered the effect these fee              - Independent written evaluation and         knowledge. The Board also reviewed the
waivers/expense limitations would have on    recommendations of the Fund's Senior         general nature of the non-investment
the Fund's estimated expenses and            Officer. The Board noted that, upon their    advisory services currently performed by
concluded that the levels of fee             direction, the Senior Officer of the         AIM and its affiliates, such as
waivers/expense limitations for the Fund     Fund, who is independent of AIM and AIM's    administrative, transfer agency and
were fair and reasonable.                    affiliates, had prepared an independent      distribution services, and the fees
                                             written evaluation in order to assist the    received by AIM and its affiliates for
- Breakpoints and economies of scale. The    Board in determining the reasonableness      performing such services. In addition to
Board reviewed the structure of the          of the proposed management fees of the       reviewing such services, the trustees
Fund's advisory fee under the Advisory       AIM Funds, including the Fund. The Board     also considered the organizational
Agreement, noting that it does not           noted that the Senior Officer's written      structure employed by AIM and its
include any breakpoints. The Board           evaluation had been relied upon by the       affiliates to provide those services.
considered whether it would be               Board in this regard in lieu of a            Based on the review of these and other
appropriate to add advisory fee              competitive bidding process. In              factors, the Board concluded that AIM and
breakpoints for the Fund or whether, due     determining whether to continue the          its affiliates were qualified to continue
to the nature of the Fund and the            Advisory Agreement for the Fund, the         to provide non-investment advisory
advisory fee structures of comparable        Board considered the Senior Officer's        services to the Fund, including
funds, it was reasonable to structure the    written evaluation and the recommendation    administrative, transfer agency and
advisory fee without breakpoints. Based      made by the Senior Officer to the Board      distribution services, and that AIM and
on this review, the Board concluded that     that the Board consider whether the          its affiliates currently are providing
it was not necessary to add advisory fee     advisory fee waivers for certain equity      satisfactory non-investment advisory
breakpoints to the Fund's advisory fee       AIM Funds, including the Fund, should be     services.
schedule. The Board reviewed the level of    simplified. The Board concluded that it
the Fund's advisory fees, and noted that     would be advisable to consider this issue    - Other factors and current trends. The
such fees, as a percentage of the Fund's     and reach a decision prior to the            Board considered the steps that AIM and
net assets, would remain constant under      expiration date of such advisory fee         its affiliates have taken over the last
the Advisory Agreement because the           waivers.                                     several years, and continue to take, in
Advisory Agreement does not include any                                                   order to improve the quality and
breakpoints. The Board noted that AIM has    - Profitability of AIM and its               efficiency of the services they provide
contractually agreed to waive advisory       affiliates. The Board reviewed               to the Funds in the areas of investment
fees of the Fund through April 30, 2008      information concerning the profitability     performance, product line
to the extent necessary so that the          of AIM's (and its affiliates') investment    diversification, distribution, fund
advisory fees payable by the Fund do not     advisory and other activities and its        operations, shareholder services and
exceed a specified maximum advisory fee      financial condition. The Board considered    compliance. The Board concluded that
rate, which maximum rate includes            the overall profitability of AIM, as well    these steps taken by AIM have improved,
breakpoints and is based on net asset        as the profitability of AIM in connection    and are likely to continue to improve,
levels. The Board concluded that the         with managing the Fund. The Board noted      the quality and efficiency of the
Fund's fee levels under the Advisory         that AIM's operations remain profitable,     services AIM and its affiliates provide
Agreement therefore would not reflect        although increased expenses in recent        to the Fund in each of these areas, and
economies of scale, although the advisory    years have reduced AIM's profitability.      support the Board's approval of the
fee waiver reflects economies of scale.      Based on the review of the profitability     continuance of the Advisory Agreement for
                                             of AIM's and its affiliates' investment      the Fund.
- Investments in affiliated money market     advisory and other activities and its
funds. The Board also took into account      financial condition, the Board concluded
the fact that uninvested cash and cash       that the compensation to be paid by the
collateral from securities lending           Fund to AIM under its Advisory Agreement
arrangements, if any (collectively, "cash    was not excessive.
balances") of the Fund may be invested in
money market funds

AIM V.I. Leisure Fund

SCHEDULE OF INVESTMENTS

December 31, 2006

                                               SHARES       VALUE
--------------------------------------------------------------------
DOMESTIC COMMON STOCKS AND OTHER EQUITY
  INTERESTS-78.77%

ADVERTISING-6.49%

Harte-Hanks, Inc.                              10,777    $   298,631
--------------------------------------------------------------------
Omnicom Group Inc.                             29,924      3,128,255
====================================================================
                                                           3,426,886
====================================================================

APPAREL RETAIL-1.25%

Abercrombie & Fitch Co.-Class A                 9,462        658,839
====================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-4.32%

Carter's, Inc.(a)                              23,097        588,973
--------------------------------------------------------------------
Coach, Inc.(a)                                  7,586        325,895
--------------------------------------------------------------------
Polo Ralph Lauren Corp.(a)                     17,577      1,365,030
====================================================================
                                                           2,279,898
====================================================================

BREWERS-1.14%

Anheuser-Busch Cos., Inc.                      12,233        601,863
====================================================================

BROADCASTING & CABLE TV-12.76%

Cablevision Systems Corp.-Class A              43,670      1,243,722
--------------------------------------------------------------------
CBS Corp.-Class A                               4,181        130,531
--------------------------------------------------------------------
CBS Corp.-Class B                               4,181        130,363
--------------------------------------------------------------------
Clear Channel Communications, Inc.             23,315        828,615
--------------------------------------------------------------------
Comcast Corp.-Class A(a)                       32,038      1,356,168
--------------------------------------------------------------------
EchoStar Communications Corp.-Class A(a)       19,140        727,894
--------------------------------------------------------------------
Liberty Global, Inc.-Class A(a)                 5,172        150,764
--------------------------------------------------------------------
Liberty Global, Inc.-Series C(a)                7,903        221,284
--------------------------------------------------------------------
Liberty Media Holding Corp.-Capital-Series
  A(a)                                          6,389        625,994
--------------------------------------------------------------------
NTL Inc.                                        9,075        229,053
--------------------------------------------------------------------
Scripps Co. (E.W.) (The)-Class A                8,650        431,981
--------------------------------------------------------------------
Sinclair Broadcast Group, Inc.-Class A         30,338        318,549
--------------------------------------------------------------------
Spanish Broadcasting System, Inc.-Class A(a)   16,433         67,540
--------------------------------------------------------------------
Univision Communications Inc.-Class A(a)        7,914        280,314
====================================================================
                                                           6,742,772
====================================================================

CASINOS & GAMING-8.78%

Aztar Corp.(a)                                  4,900        266,658
--------------------------------------------------------------------
Harrah's Entertainment, Inc.                   31,976      2,645,055
--------------------------------------------------------------------
International Game Technology                  19,070        881,034
--------------------------------------------------------------------
MGM Mirage(a)                                  14,778        847,518
====================================================================
                                                           4,640,265
====================================================================

CATALOG RETAIL-1.23%

Liberty Media Holding
  Corp.-Interactive-Series A(a)                30,148        650,292
====================================================================

DEPARTMENT STORES-0.69%

Kohl's Corp.(a)                                 5,311        363,432
====================================================================

                                               SHARES       VALUE
--------------------------------------------------------------------

FOOTWEAR-2.38%

Crocs, Inc.(a)                                 18,432    $   796,263
--------------------------------------------------------------------
NIKE, Inc.-Class B                              4,677        463,163
====================================================================
                                                           1,259,426
====================================================================

GENERAL MERCHANDISE STORES-0.98%

Target Corp.                                    9,120        520,296
====================================================================

HOME ENTERTAINMENT SOFTWARE-0.35%

Electronic Arts Inc.(a)                         3,722        187,440
====================================================================

HOME IMPROVEMENT RETAIL-2.05%

Home Depot, Inc. (The)                         23,625        948,780
--------------------------------------------------------------------
Lowe's Cos., Inc.                               4,300        133,945
====================================================================
                                                           1,082,725
====================================================================

HOTELS, RESORTS & CRUISE LINES-11.96%

Carnival Corp.(b)                              21,916      1,074,980
--------------------------------------------------------------------
Hilton Hotels Corp.                            57,543      2,008,251
--------------------------------------------------------------------
Marriott International, Inc.-Class A           25,197      1,202,401
--------------------------------------------------------------------
Royal Caribbean Cruises Ltd.                    9,786        404,944
--------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.      26,067      1,629,187
====================================================================
                                                           6,319,763
====================================================================

HYPERMARKETS & SUPER CENTERS-0.43%

Wal-Mart Stores, Inc.                           4,893        225,959
====================================================================

INTERNET RETAIL-1.42%

Blue Nile, Inc.(a)                             11,852        437,220
--------------------------------------------------------------------
Expedia, Inc.(a)                               14,955        313,756
====================================================================
                                                             750,976
====================================================================

INVESTMENT COMPANIES-EXCHANGE TRADED
  FUNDS-2.33%

iShares Russell 3000 Index Fund                 5,000        409,750
--------------------------------------------------------------------
iShares S&P 500 Index Fund                      2,859        405,978
--------------------------------------------------------------------
S&P 500 Depositary Receipts Trust-Series 1      2,920        413,735
====================================================================
                                                           1,229,463
====================================================================

MOVIES & ENTERTAINMENT-10.96%

News Corp.-Class A                             127,279     2,733,953
--------------------------------------------------------------------
Time Warner Inc.                               62,160      1,353,845
--------------------------------------------------------------------
Viacom Inc.-Class A(a)                          4,181        171,463
--------------------------------------------------------------------
Viacom Inc.-Class B(a)                          4,181        171,546
--------------------------------------------------------------------
Walt Disney Co. (The)                          39,677      1,359,731
====================================================================
                                                           5,790,538
====================================================================

PUBLISHING-3.55%

Belo Corp.-Class A                             20,516        376,879
--------------------------------------------------------------------
Gannett Co., Inc.                               6,421        388,213
--------------------------------------------------------------------

AIM V.I. Leisure Fund

                                               SHARES       VALUE
--------------------------------------------------------------------
PUBLISHING-(CONTINUED)

McClatchy Co. (The)-Class A                     8,696    $   376,537
--------------------------------------------------------------------
McGraw-Hill Cos., Inc. (The)                   10,798        734,480
====================================================================
                                                           1,876,109
====================================================================

RESTAURANTS-2.59%

Burger King Holdings Inc.(a)                    9,818        207,160
--------------------------------------------------------------------
McDonald's Corp.                                9,700        430,001
--------------------------------------------------------------------
Ruth's Chris Steak House, Inc.(a)              18,622        340,410
--------------------------------------------------------------------
Yum! Brands, Inc.                               6,659        391,549
====================================================================
                                                           1,369,120
====================================================================

SOFT DRINKS-1.05%

PepsiCo, Inc.                                   8,900        556,695
====================================================================

SPECIALIZED REIT'S-0.48%

Felcor Lodging, Inc.                           11,565        252,580
====================================================================

SPECIALTY STORES-1.58%

PetSmart, Inc.                                 28,859        832,871
====================================================================
    Total Domestic Common Stocks and Other
      Equity Interests (Cost $32,167,509)                 41,618,208
====================================================================

FOREIGN COMMON STOCKS & OTHER EQUITY
  INTERESTS-20.01%

BELGIUM-3.87%

Compagnie Nationale a Portfeuille
  (Multi-Sector Holdings)(c)                    1,572        101,303
--------------------------------------------------------------------
Groupe Bruxelles Lambert S.A. (Multi-Sector
  Holdings)(c)                                 11,084      1,328,345
--------------------------------------------------------------------
InBev N.V. (Brewers)(c)                         9,369        617,621
====================================================================
                                                           2,047,269
====================================================================

BRAZIL-1.30%

Companhia de Bebidas das Americas-ADR
  (Brewers)                                    15,666        687,737
====================================================================

DENMARK-1.29%

Carlsberg A.S.-Class B (Brewers)(c)             6,860        679,886
====================================================================

FRANCE-3.74%

Accor S.A. (Hotels, Resorts & Cruise
  Lines)(c)                                    13,623      1,055,199
--------------------------------------------------------------------
JC Decaux S.A. (Advertising)(a)(c)             13,923        396,193
--------------------------------------------------------------------
Pernod Ricard S.A. (Distillers & Vintners)(c)   2,300        526,824
====================================================================
                                                           1,978,216
====================================================================

                                               SHARES       VALUE
--------------------------------------------------------------------

HONG KONG-0.16%

Television Broadcasts Ltd.-ADR (Broadcasting
  & Cable TV)(d)                                6,976    $    85,213
====================================================================

JAPAN-0.34%

Sony Corp.-ADR (Consumer Electronics)           4,141        177,359
====================================================================

NETHERLANDS-1.39%

Jetix Europe N.V. (Broadcasting & Cable
  TV)(a)(c)                                    29,033        732,042
====================================================================

SWEDEN-0.04%

REZIDOR HOTEL GROUP (Hotels, Resorts & Cruise
  Lines)(a)                                     2,734         23,561
====================================================================

SWITZERLAND-2.12%

Compagnie Financiere Richemont A.G.-Class A
  (Apparel, Accessories & Luxury Goods)(c)     12,214        709,426
--------------------------------------------------------------------
Pargesa Holding S.A. (Multi-Sector
  Holdings)(c)                                  3,600        408,992
====================================================================
                                                           1,118,418
====================================================================

UNITED KINGDOM-5.76%

Diageo PLC (Distillers & Vintners)(c)          50,773        996,759
--------------------------------------------------------------------
InterContinental Hotels Group PLC (Hotels,
  Resorts & Cruise Lines)(c)                   44,000      1,082,990
--------------------------------------------------------------------
WPP Group PLC (Advertising)(c)                 71,007        961,851
====================================================================
                                                           3,041,600
====================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $6,278,109)                         10,571,301
====================================================================

MONEY MARKET FUNDS-0.83%

Liquid Assets Portfolio-Institutional
  Class(e)                                     220,127       220,127
--------------------------------------------------------------------
Premier Portfolio-Institutional Class          220,127       220,127
====================================================================
    Total Money Market Funds (Cost $440,254)                 440,254
====================================================================
TOTAL INVESTMENTS-99.61% (Cost $38,885,872)               52,629,763
====================================================================
OTHER ASSETS LESS LIABILITIES-0.39%                          203,574
====================================================================
NET ASSETS-100.00%                                       $52,833,337
____________________________________________________________________
====================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
REIT  - Real Estate Investment Trust

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Each unit represents one common share and one trust share.
(c) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2006 was $9,597,431, which represented 18.17% of the Fund's Net Assets. See Note 1A.
(d) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The value of this security at December 31, 2006 represented 0.16% of the Fund's Net Assets. See Note 1A.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Leisure Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:

Investments, at value (cost $38,445,618)         $52,189,509
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $440,254)                                    440,254
============================================================
    Total investments (cost $38,885,872)          52,629,763
============================================================
Foreign currencies, at value (cost $193,576)         194,669
------------------------------------------------------------
Receivables for:
  Investments sold                                   243,165
------------------------------------------------------------
  Dividends                                           73,507
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 8,354
============================================================
    Total assets                                  53,149,458
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                              235,012
------------------------------------------------------------
  Fund shares reacquired                               4,369
------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                             10,110
------------------------------------------------------------
  Fund expenses advanced                               3,857
------------------------------------------------------------
Accrued administrative services fees                  32,329
------------------------------------------------------------
Accrued distribution fees -- Series II                     8
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             3,407
------------------------------------------------------------
Accrued transfer agent fees                               86
------------------------------------------------------------
Accrued operating expenses                            26,943
============================================================
    Total liabilities                                316,121
============================================================
Net assets applicable to shares outstanding      $52,833,337
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $36,532,176
------------------------------------------------------------
Undistributed net investment income                  (61,783)
------------------------------------------------------------
Undistributed net realized gain from investment
  securities and foreign currencies                2,617,214
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               13,745,730
============================================================
                                                 $52,833,337
____________________________________________________________
============================================================

NET ASSETS:

Series I                                         $52,819,611
____________________________________________________________
============================================================
Series II                                        $    13,726
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           3,821,632
____________________________________________________________
============================================================
Series II                                                996
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $     13.82
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $     13.78
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2006

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of
  $17,869)                                       $   752,675
------------------------------------------------------------
Dividends from affiliated money market funds          51,322
============================================================
    Total investment income                          803,997
============================================================

EXPENSES:

Advisory fees                                        389,712
------------------------------------------------------------
Administrative services fees                         179,720
------------------------------------------------------------
Custodian fees                                        18,466
------------------------------------------------------------
Distribution fees -- Series II                            30
------------------------------------------------------------
Professional services fees                            41,996
------------------------------------------------------------
Transfer agent fees                                    1,035
------------------------------------------------------------
Trustees' and officer's fees and benefits             16,431
------------------------------------------------------------
Other                                                  9,725
============================================================
    Total expenses                                   657,115
============================================================
Less: Fees waived and expense offset
  arrangements                                      (132,394)
============================================================
    Net expenses                                     524,721
============================================================
Net investment income                                279,276
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities (includes net gains
    from securities sold to affiliates of
    $21,723)                                       3,634,002
------------------------------------------------------------
  Foreign currencies                                   6,934
============================================================
                                                   3,640,936
============================================================
Change in net unrealized appreciation of:
  Investment securities                            7,346,421
------------------------------------------------------------
  Foreign currencies                                   2,167
============================================================
                                                   7,348,588
============================================================
Net gain from investment securities and foreign
  currencies                                      10,989,524
============================================================
Net increase in net assets resulting from
  operations                                     $11,268,800
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Leisure Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2006 and 2005

                                                                 2006           2005
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   279,276    $   178,719
----------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  3,640,936      2,638,687
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                7,348,588     (3,487,830)
========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                11,268,800       (670,424)
========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                       (576,999)      (615,299)
----------------------------------------------------------------------------------------
  Series II                                                          (129)          (115)
========================================================================================
    Total distributions from net investment income               (577,128)      (615,414)
========================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                     (2,816,331)    (1,042,369)
----------------------------------------------------------------------------------------
  Series II                                                          (731)          (213)
========================================================================================
    Total distributions from net realized gains                (2,817,062)    (1,042,582)
========================================================================================
    Decrease in net assets resulting from distributions        (3,394,190)    (1,657,996)
========================================================================================
Share transactions-net:
  Series I                                                     (9,244,726)       552,129
----------------------------------------------------------------------------------------
  Series II                                                           859            328
========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (9,243,867)       552,457
========================================================================================
    Net increase (decrease) in net assets                      (1,369,257)    (1,775,963)
========================================================================================

NET ASSETS:

  Beginning of year                                            54,202,594     55,978,557
========================================================================================
  End of year (including undistributed net investment income
    of $(61,783) and $(475,257), respectively)                $52,833,337    $54,202,594
________________________________________________________________________________________
========================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Leisure Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to seek capital growth.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

AIM V.I. Leisure Fund


       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these

AIM V.I. Leisure Fund

     arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

J. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets.

    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.01% and Series II shares to 1.26% of average daily net assets, through at least April 30, 2008. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2006, AIM waived advisory fees of $130,401.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2006, AMVESCAP did not reimburse any such expenses.

AIM V.I. Leisure Fund


    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. The Fund may reimburse AIM for up to 0.25% of average daily assets invested by each insurance company providing administrative services to the Fund. Pursuant to such agreement, for the year ended December 31, 2006, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $129,720 for services provided by insurance companies.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with AIM Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2006, expenses incurred under the Plan are shown in the Statement of Operations as distribution fees.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2006.

                                                                         CHANGE IN
                                                                         UNREALIZED                                    REALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND       GAIN
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      12/31/06        INCOME       (LOSS)
-------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $       --       $ 3,474,539       $ (3,254,412)         $   --          $220,127        $10,272      $   --
-------------------------------------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class            1,045,340         9,674,004        (10,499,217)             --           220,127         41,050          --
===============================================================================================================================
  Total
    Investments
    in
    Affiliates    $1,045,340       $13,148,543       $(13,753,629)         $   --          $440,254        $51,322      $   --
_______________________________________________________________________________________________________________________________
===============================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2006, the Fund engaged in securities sales of $46,240, which resulted in net realized gains of $21,723, and securities purchases of $162,180.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) custodian credits which result from periodic overnight cash balances at the custodian and (ii) a one time custodian fee credit to be used to offset future custodian fees. For the year ended December 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $1,993.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

AIM V.I. Leisure Fund


    During the year ended December 31, 2006, the Fund paid legal fees of $3,961 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving line of credit.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years December 31, 2006 and 2005 was as follows:

                                                                 2006          2005
--------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $  808,707    $  946,660
--------------------------------------------------------------------------------------
Long-term capital gain                                         2,585,483       711,336
======================================================================================
  Total distributions                                         $3,394,190    $1,657,996
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2006, the components of net assets on a tax basis were as follows:

                                                                   2006
---------------------------------------------------------------------------
Undistributed ordinary income                                   $   973,261
---------------------------------------------------------------------------
Undistributed long-term gain                                      2,436,973
---------------------------------------------------------------------------
Unrealized appreciation -- investments                           12,901,269
---------------------------------------------------------------------------
Temporary book/tax differences                                       (8,533)
---------------------------------------------------------------------------
Post-October Currency loss deferral                                  (1,809)
---------------------------------------------------------------------------
Shares of beneficial interest                                    36,532,176
===========================================================================
  Total net assets                                              $52,833,337
___________________________________________________________________________
===========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the treatment of passive foreign investment companies. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $1,839.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of December 31, 2006.

AIM V.I. Leisure Fund

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2006 was $7,154,129 and $18,586,075, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $13,746,813
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities          (847,383)
===============================================================================
Net unrealized appreciation of investment securities               $12,899,430
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $39,730,333.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, passive foreign investment companies, and of partnership interests on December 31, 2006, undistributed net investment income was increased by $711,326, undistributed net realized gain was decreased by $710,579 and shares of beneficial interest decreased by $747. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                       2006(A)                         2005
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                        95,922    $  1,166,490     1,039,602    $ 12,511,490
----------------------------------------------------------------------------------------------------------------------
  Series II                                                           --              --            --              --
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       249,510       3,393,330       139,417       1,657,668
----------------------------------------------------------------------------------------------------------------------
  Series II                                                           63             859            28             328
======================================================================================================================
Reacquired:
  Series I                                                    (1,093,508)    (13,804,546)   (1,128,588)    (13,617,029)
======================================================================================================================
                                                                (748,013)   $ (9,243,867)       50,459    $    552,457
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There is one entity that is record owner of more than 5% of the outstanding shares of the Fund and it owns 99% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with this entity whereby this entity sells units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM, and/or AIM affiliates may make payments to this entity, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

NOTE 12--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and currently intends for the Fund to adopt FIN 48 provisions during the fiscal year ending December 31, 2007.

AIM V.I. Leisure Fund


NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         SERIES I
                                                              ---------------------------------------------------------------
                                                                                                              APRIL 30, 2002
                                                                                                             (DATE OPERATIONS
                                                                        YEAR ENDED DECEMBER 31,               COMMENCED) TO
                                                              -------------------------------------------      DECEMBER 31,
                                                               2006          2005       2004       2003            2002
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.86       $ 12.38    $ 10.96    $  8.52        $ 10.00
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.07          0.04       0.00      (0.00)         (0.00)(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.83         (0.19)      1.47       2.44          (1.48)
=============================================================================================================================
    Total from investment operations                             2.90         (0.15)      1.47       2.44          (1.48)
=============================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.16)        (0.14)     (0.04)        --             --
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.78)        (0.23)     (0.01)        --             --
=============================================================================================================================
    Total distributions                                         (0.94)        (0.37)     (0.05)        --             --
=============================================================================================================================
Net asset value, end of period                                $ 13.82       $ 11.86    $ 12.38    $ 10.96        $  8.52
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                 24.61%        (1.19)%    13.40%     28.64%        (14.80)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $52,820       $54,192    $55,967    $34,424        $ 6,097
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.01%(c)      1.16%      1.29%      1.26%          1.29%(d)
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.26%(c)      1.31%      1.34%      1.64%          3.96%(d)
=============================================================================================================================
Ratio of net investment income (loss) to average net assets      0.54%(c)      0.34%      0.00%     (0.14)%        (0.30)%(d)
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate(e)                                         14%           32%        15%        22%            15%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a) The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.01) for the period April 30, 2002 (date operations commenced) to December 31, 2002.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $51,949,711.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM V.I. Leisure Fund

                                                                           SERIES II
                                                              ------------------------------------
                                                                                    APRIL 30, 2004
                                                                                     (DATE SALES
                                                                  YEAR ENDED        COMMENCED) TO
                                                                 DECEMBER 31,        DECEMBER 31,
                                                              ------------------------------------
                                                                2006       2005          2004
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  11.84    $12.37       $ 11.09
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.04      0.02         (0.02)
--------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.82     (0.19)         1.35
==================================================================================================
    Total from investment operations                              2.86     (0.17)         1.33
==================================================================================================
Less distributions:
  Dividends from net investment income                           (0.14)    (0.13)        (0.04)
--------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.78)    (0.23)        (0.01)
==================================================================================================
    Total distributions                                          (0.92)    (0.36)        (0.05)
==================================================================================================
Net asset value, end of period                                $  13.78    $11.84       $ 12.37
__________________________________________________________________________________________________
==================================================================================================
Total return(a)                                                  24.28%    (1.37)%       11.98%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $     14    $   11       $    11
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.26%(b)   1.36%        1.45%(c)
--------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.51%(b)   1.56%        1.60%(c)
==================================================================================================
Ratio of net investment income (loss) to average net assets       0.29%(b)   0.14%       (0.16)%(c)
==================================================================================================
Portfolio turnover rate(d)                                          14%       32%           15%
__________________________________________________________________________________________________
==================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)  Ratios are based on average daily net assets of $11,911.
(c)  Annualized.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

AIM V.I. Leisure Fund

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing; and

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. Leisure Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Leisure Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Leisure Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 14, 2007
Houston, Texas

AIM V.I. Leisure Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993           Director and Chairman, A I M Management    None
   Trustee and Vice Chair                         Group Inc. (financial services holding
                                                  company); Director and Vice Chairman,
                                                  AMVESCAP PLC; Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm) and
                                                  Trustee and Vice Chair of The AIM Family
                                                  of Funds--Registered Trademark--

                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer);
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and President
                                                  and Principal Executive Officer of The
                                                  AIM Family of Funds--Registered
                                                  Trademark--
-------------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954     2006           Director, Chief Executive Officer and      None
   Trustee, President and                         President, A I M Management Group Inc.,
   Principal                                      AIM Mutual Fund Dealer Inc. (registered
   Executive Officer                              broker dealer), AIM Funds Management
                                                  Inc. (registered investment advisor) and
                                                  1371 Preferred Inc. (holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc., INVESCO Funds Group, Inc.
                                                  (registered investment advisor and
                                                  register transfer agent) and AIM GP
                                                  Canada Inc. (general partner for a
                                                  limited partnership); Director, A I M
                                                  Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Director and
                                                  Chairman, AIM Investment Services, Inc.,
                                                  Fund Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); Director, President and
                                                  Chairman, AVZ Callco Inc. (holding
                                                  company); AMVESCAP Inc. (holding
                                                  company) and AIM Canada Holdings Inc.
                                                  (holding company); Director and Chief
                                                  Executive Officer, AIM Trimark Corporate
                                                  Class Inc. (formerly AIM Trimark Global
                                                  Fund Inc.) (corporate mutual fund
                                                  company) and AIM Trimark Canada Fund
                                                  Inc. (corporate mutual fund company);
                                                  Trustee, President and Principal
                                                  Executive Officer of The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); Trustee and
                                                  Executive Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); and Manager,
                                                  Powershares Capital Management LLC

                                                  Formerly: President and Principal
                                                  Executive Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); Chairman, AIM
                                                  Canada Holdings, Inc.; Executive Vice
                                                  President and Chief Operations Officer,
                                                  AIM Funds Management Inc.; President,
                                                  AIM Trimark Global Fund Inc. and AIM
                                                  Trimark Canada Fund Inc.; and Director,
                                                  Trimark Trust (federally regulated
                                                  Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company
                                                  Formerly: Partner, law firm of Baker &     (2 portfolios))
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Founder, Green, Manning & Bunch Ltd.,      None
   Trustee                                        (investment banking firm); and Director,
                                                  Policy Studies, Inc. and Van Gilder
                                                  Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation (property casualty company)

                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and Director of various
                                                  affiliated Volvo companies; and
                                                  Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund
                                                  company); and Owner, Dos Angelos Ranch,    (non-profit)
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)

-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company
                                                                                             (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    Director, Mainstay VP Series
   Trustee                                        Formerly: Partner, Deloitte & Touche       Funds, Inc. (21 portfolios)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. Leisure Fund

NAME, YEAR OF BIRTH AND            TRUSTEE AND/                                             OTHER
POSITION(S) HELD WITH THE          OR OFFICER     PRINCIPAL OCCUPATION(S)                   DIRECTORSHIP(S)
TRUST                              SINCE          DURING PAST 5 YEARS                       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Senior Vice President and Senior Officer  N/A
   Senior Vice President and                      of The AIM Family of Funds--Registered
   Senior Officer                                 Trademark--
                                                  Formerly: Director of Compliance and
                                                  Assistant General Counsel, ICON
                                                  Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962            2006           Director, Senior Vice President,          N/A
   Senior Vice President, Chief                   Secretary and General Counsel, A I M
   Legal Officer and Secretary                    Management Group Inc. and A I M
                                                  Advisors, Inc.; Director, Vice President
                                                  and Secretary, INVESCO Distributors,
                                                  Inc.; Vice President and Secretary,
                                                  A I M Capital Management, Inc., AIM
                                                  Investment Services, Inc., and Fund
                                                  Management Company; Senior Vice
                                                  President and Secretary, A I M
                                                  Distributors, Inc.; Director and Vice
                                                  President, INVESCO Funds Group Inc.;
                                                  Senior Vice President, Chief Legal
                                                  Officer and Secretary of The AIM Family
                                                  of Funds--Registered Trademark--; and
                                                  Manager, Powershares Capital Management
                                                  LLC

                                                  Formerly: Chief Operating Officer,
                                                  Senior Vice President, General Counsel,
                                                  and Secretary, Liberty Ridge Capital,
                                                  Inc. (an investment adviser); Vice
                                                  President and Secretary, PBHG Funds (an
                                                  investment company); Vice President and
                                                  Secretary, PBHG Insurance Series Fund
                                                  (an investment company); General Counsel
                                                  and Secretary, Pilgrim Baxter Value
                                                  Investors (an investment adviser); Chief
                                                  Operating Officer, General Counsel and
                                                  Secretary, Old Mutual Investment
                                                  Partners (a broker-dealer); General
                                                  Counsel and Secretary, Old Mutual Fund
                                                  Services (an administrator); General
                                                  Counsel and Secretary, Old Mutual
                                                  Shareholder Services (a shareholder
                                                  servicing center); Executive Vice
                                                  President, General Counsel and
                                                  Secretary, Old Mutual Capital, Inc. (an
                                                  investment adviser); and Vice President
                                                  and Secretary, Old Mutual Advisors Funds
                                                  (an investment company)
------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Global Compliance Director, AMVESCAP      N/A
   Vice President                                 PLC; and Vice President of The AIM
                                                  Family of Funds--Registered Trademark--

                                                  Formerly: Senior Vice President, A I M
                                                  Management Group Inc. (financial
                                                  services holding company); Senior Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Advisors, Inc. and The AIM Family
                                                  of Funds--Registered Trademark--; Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Vice President, AIM
                                                  Investment Services, Inc. and Fund
                                                  Management Company; Senior Vice
                                                  President and Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; and Senior Vice President
                                                  and Compliance Director, Delaware
                                                  Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Senior Vice President and General
   Vice President                                 Counsel, AMVESCAP PLC; Director, INVESCO
                                                  Funds Group, Inc.; and Vice President of
                                                  The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Director, Vice President and    N/A
                                                  General Counsel, Fund Management
                                                  Company; Director, Senior Vice
                                                  President, Secretary and General
                                                  Counsel, A I M Management Group Inc. and
                                                  A I M Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Senior Vice President, A I M
                                                  Distributors, Inc.; Vice President,
                                                  A I M Capital Management, Inc. and AIM
                                                  Investment Services, Inc.; Senior Vice
                                                  President, Chief Legal Officer and
                                                  Secretary of The AIM Family of
                                                  Funds--Registered Trademark--; Chief
                                                  Executive Officer and President, INVESCO
                                                  Funds Group, Inc.; and Senior Vice
                                                  President, and General Counsel, Liberty
                                                  Financial Companies, Inc. and Senior
                                                  Vice President and General Counsel
                                                  Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M  N/A
   Vice President, Principal                      Advisors, Inc.; and Vice President,
   Financial Officer and                          Treasurer and Principal Officer of The
   Treasurer                                      AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief           N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc. and Vice President
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, Senior Vice
                                                  President and Senior Investment Officer,
                                                  A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing     N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc. and The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); and
                                                  President and Principal Executive
                                                  Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust Only)
                                                  Formerly: Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only)
------------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967         2005           Anti-Money Laundering Compliance          N/A
   Anti-Money Laundering                          Officer, A I M Advisors, Inc., A I M
   Compliance Officer                             Capital Management, Inc., A I M
                                                  Distributors, Inc., AIM Investment
                                                  Services, Inc., AIM Private Asset
                                                  Management, Inc., Fund Management
                                                  Company and The AIM Family of
                                                  Funds--Registered Trademark--
                                                  Formerly: Manager of the Fraud
                                                  Prevention Department, AIM Investment
                                                  Services, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958        2006           Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                       Group Inc.; Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc.; and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company

                                                  Formerly: Global Head of Product
                                                  Development, AIG-Global Investment
                                                  Group, Inc.; Chief Compliance Officer
                                                  and Deputy General Counsel,
                                                  AIG-SunAmerica Asset Management; and
                                                  Chief Compliance Officer, Chief
                                                  Operating Officer and Deputy General
                                                  Counsel, American General Investment
                                                  Management
------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            225 Franklin Street
Floor                         1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
Philadelphia, PA 19103-7599   Americas
                              New York, NY 10036-2714

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

 The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

 The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2006:

FEDERAL AND STATE INCOME TAX
Long-Term Capital Gain Dividends                      $2,585,483
Corporate Dividends Received Deduction*                    46.28%


         * The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

       Domestic Equity                                                                             AIM V.I. MID CAP CORE EQUITY FUND

       Mid-Cap Blend
                                                                                   ANNUAL REPORT TO SHAREHOLDERS - DECEMBER 31, 2006

The Fund provides a complete list of its holdings
four times in each fiscal year, at the
quarter-ends. For the second and fourth quarters,
the lists appear in the Fund's semiannual and
annual reports to shareholders. For the first and
third quarters, the Fund files the lists with the
Securities and Exchange Commission (SEC) on Form
N-Q. The Fund's Form N-Q filings are available on
the SEC Web site, sec.gov. Copies of the Fund's
Forms N-Q may be reviewed and copied at the SEC                                      [COVER GLOBE IMAGE]
Public Reference Room in Washington, D.C.You can
obtain information on the operation of the Public
Reference Room, including information about
duplicating fee charges, by calling 202-942-8090
or 800-732-0330, or by electronic request at the
following E-mail address: publicinfo@sec.gov. The
SEC file numbers for the Fund are 811-07452 and
033-57340. The Fund's most recent portfolio
holdings, as filed on Form N-Q, have also been
made available to insurance companies issuing
variable annuity contracts and variable life
insurance policies ("variable products") that
invest in the Fund.

A description of the policies and procedures that
the Fund uses to determine how to vote proxies
relating to portfolio securities is available
without charge, upon request, from our Client                                                AIM V.I. MID CAP CORE EQUITY FUND seeks
Services department at 800-410-4246 or on the AIM                                            to provide long-term growth of capital.
Web site, AIMinvestments.com. On the home page,
scroll down and click on AIM Funds Proxy Policy.
The information is also available on the SEC Web
site, sec.gov.

Information regarding how the Fund voted proxies
related to its portfolio securities during the 12
months ended June 30, 2006, is available at our
Web site. Go to AIMinvestments.com, access the          UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF
About Us tab, click on Required Notices and then                          DECEMBER 31, 2006, AND IS BASED ON TOTAL NET ASSETS.
click on Proxy Voting Activity. Next, select the
Fund from the drop-down menu. The information is
also available on the SEC Web site, sec.gov.

                                                        ============================================================================
                                                        THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
                                                        PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE
  [AIM INVESTMENTS LOGO]                                INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ
  --Registered Trademark--                              EACH CAREFULLY BEFORE INVESTING.
                                                        ============================================================================

                                                                   NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                AIM V.I. MID CAP CORE EQUITY FUND

                                                                                             Business analysis allows us to identify
=========================================================================================  key drivers of the company, understand industry challenges and evaluate the
  PERFORMANCE SUMMARY                                                                      sustainability of competitive
                                                                                           advantages. Financial analysis provides
  For the year ended December 31, 2006, AIM V.I. Mid Cap Core Equity Fund produced         vital insights into historical and
  positive returns. However, these results lagged the broad market as measured by the S&P  potential ROIC, a key indicator of
  500 --Registered Trademark-- Index and the style-specific Russell Midcap --Registered    business quality and the caliber of
  Trademark-- Index due to the portfolio's more defensive positioning. The Fund enjoyed    management. Both the business and
  strong results within consumer staples, materials and information technology (IT)        financial analyses serve as a basis to
  sectors. The Fund's cash weighting and an underweight position in financials relative    construct valuation models that help us
  to the style-specific index detracted from returns.                                      estimate a company's value. We use three
                                                                                           primary valuation techniques --
     Your Fund's long-term performance appears on pages 4 - 5.                             discounted cash flow, traditional
                                                                                           absolute and industry-relative valuation
  FUND VS. INDEXES                                                                         multiples and net asset value.

  Total returns, 12/31/05 - 12/31/06, excluding variable product issuer charges. If          Our risk management strategy includes
  variable product issuer charges were included, returns would be lower.                   in-depth fundamental research, as well
                                                                                           as diversifying Fund holdings across
Series I Shares                                          11.24%                            industries and sectors and generally
Series II Shares                                         10.98                             limiting the size of individual holdings
S&P 500 Index (Broad Market Index)                       15.78                             to less than 5% of the portfolio. We
Russell Midcap Index (Style-Specific Index)              15.26                             consider selling a stock when:
Lipper Mid-Cap Core Funds Index (Peer Group Index)       13.44
                                                                                           - The value of the stock exceeds our
SOURCE: LIPPER INC.                                                                        best-case appraisal of its worth.
=========================================================================================
                                                                                           - We haven't seen, nor do we envision, a
HOW WE INVEST                                invested capital (ROIC) and appreciation      demonstrable improvement in
                                             potential. The process we use to identify     fundamentals.
We manage your Fund as a mid-cap core        potential investments includes three phases:
fund, seeking to deliver solid absolute                                                    - More compelling investment
investment results as well as downside       - Business analysis to determine both the     opportunities exist.
protection in difficult markets. We          attractiveness of an industry and the
believe the Fund can serve as cornerstone    company's competitive position                MARKET CONDITIONS AND YOUR FUND
of, or ballast within, a well-diversified
portfolio by complementing more              - Financial analysis to determine ROIC        Fiscal year 2006 proved to be a better
style-specific value and growth              levels and trends and to understand capital   year for investors than most
investments.                                 allocation decisions                          prognosticators had expected. The
                                                                                           market's version of the Goldilocks fable
   We conduct intensive fundamental          - Valuation analysis to identify              played out as Wall Street eventually
research to gain a thorough understanding    attractively valued companies                 came to the conclusion that the economy
of a company's business prospects, return                                                  is "just right." However, investors
on                                                                                         should remember that in this classic
                                                                                           children's tale, the bears eventually do
                                                                                           come home.

====================================================================================================================================
PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*
------------------------------------------------------------------------------------------------------------------------------------
By sector                                    1. Specialty Chemicals                 7.4%  1.  Sigma-Aldrich Corp.               3.3%
Consumer Discretionary            14.0%      2. Personal Products                   5.4   2.  Cadbury Schweppes PLC
Consumer Staples                  13.2       3. Life Sciences Tools & Services      4.7       (United Kingdom)                  3.1
Information Technology            13.0       4. Industrial Machinery                4.5   3.  International Flavors &
Health Care                       10.0       5. Application Software                3.5       Fragrances Inc.                   3.0
Financials                         8.9                                                    4.  Estee Lauder Cos. Inc.
Materials                          8.7       Total Net Assets           $637.92 million       (The)-Class A                     2.9
Industrials                        8.6       Total Number of Holdings*               63   5.  Service Corp. International       2.6
Energy                             5.9                                                    6.  Avon Products, Inc.               2.4
Utilities                          4.0                                                    7.  UGI Corp.                         2.1
Telecommunication Services         1.6                                                    8.  Henkel KGaA-Pfd. (Germany)        2.1
Money Market Funds Plus                                                                   9.  Waters Corp.                      2.1
Other Assets Less Liabilities     12.1                                                    10. Scripps Co. (E.W.) (The)-Class A  1.9

*Excluding money market fund holdings.

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
====================================================================================================================================

                                                                                           AIM V.I. MID CAP CORE EQUITY FUND

   Strong economic data propelled the        staples companies tend to be more profitable  to the Russell Midcap Index, with a
markets early in the year, with              in a slower growth economic environment. A    greater emphasis on quality, earnings
small-cap stocks leading the way.            top performer in 2006 was HEINEKEN N.V. We    sustainability and valuations to bolster
However, several uncertainties persisted     originally invested in 2004 based on what we  downside protection. Overweight sectors
throughout the year. Ben Bernanke was        believed to be a unique valuation             were consumer staples and materials
appointed the new chairman of the U.S.       opportunity created by widespread investor    relative to the style-specific benchmark,
Federal Reserve Board (the Fed); Middle      skepticism about the firm's ability to        while significant underweight positions
East tensions escalated; U.S.                increase revenues and profits. Management     were in the financials and consumer
residential housing markets showed signs     gradually gained the respect of investors     discretionary sectors.
of cooling; and rising energy prices         after several beneficial acquisitions drove
heightened inflation concerns. As a          market share expansion in high-growth         IN CLOSING
result, the markets contracted midway        markets worldwide. These successful capital
through the year as investors                allocation decisions have proved profitable   As core managers, we are committed to
anticipated a potential economic             for shareholders such as us, who invested     adding value with superior risk-adjusted
downturn. This downturn in stock prices      amid controversy and with a long-term         returns and lower overall volatility
affected the more economically sensitive     perspective.                                  versus more aggressive equity
small-caps stocks more than large caps.                                                    investments. As always, we thank you for
However, small companies led the rally         The Fund was overweight in the materials    your continued investment in the AIM V.I.
that ensued during the second half of        sector with holdings such as INTERNATIONAL    Mid Cap Core Equity Fund.
2006 and trended positively until            FLAVORS & FRAGRANCES (IFF), a specialty
year-end.                                    chemicals company that produces flavors and   The views and opinions expressed in
                                             fragrances for food and perfume               management's discussion of Fund
   With continued strong broad market        manufacturers. IFF was a top contributor to   performance are those of A I M Advisors,
returns, 2006 caps several years of          the Fund's results this year. Our 2003        Inc. These views and opinions are subject
strong market performance without a          investment took advantage of a short-term     to change at any time based on factors
significant market correction. In four       investor focus and uncertainty regarding      such as market and economic conditions.
out of the last five years, small caps       company's research and development            These views and opinions may not be
(as represented by the Russell 2000          expenditures. IFF began creating value for    relied upon as investment advice or
--Registered Trademark-- index) have         shareholders by prudently reinvesting         recommendations, or as an offer for a
outperformed large caps (as represented      capital, cutting costs and enhancing          particular security. The information is
by the Russell 1000 --Registered             margins. It is now an industry leader with a  not a complete analysis of every aspect
Trademark-- Index). Telecommunications,      dominant market share and high-quality        of any market, country, industry,
REITs and energy issues were the best        business model.                               security or the Fund. Statements of fact
markets, while IT and health care lagged                                                   are from sources considered reliable, but
the broader index.                             BRIGGS & STRATTON, an engine manufacturer   A I M Advisors, Inc. makes no
                                             originally purchased in 2005, was a           representation or warranty as to their
   While the Fund achieved respectable       disappointment for the Fund because of its    completeness or accuracy. Although
double-digit returns, a more defensive       lack of growth due to foreign competition.    historical performance is no guarantee of
positioning and less exposure to             The stock detracted from results and was      future results, these insights may help
economically sensitive companies caused      sold in favor of investments in which we      you understand our investment management
it to lag the Russell Midcap Index. Our      have a higher degree of conviction and which  philosophy.
fundamental research indicated that          have better risk/reward profiles.
valuations were extended in the more                                                         [SLOAN       Ronald S. Sloan Chartered
speculative and cyclical parts of the          The financials sector detracted from the       PHOTO]      Financial Analyst, senior
market. These extended valuations            Fund's relative returns in 2006. We believed                 portfolio manager, is lead
reflected an elevated appetite for risk      that regional banks in particular exhibited   manager of AIM V.I. Mid Cap Core Equity
among investors who believe that a           a higher risk profile and less upside         Fund. Mr. Sloan has been in the
Goldilocks scenario of slower, but           potential than we require because of          investment industry since 1971. He joined
stable, growth and stable inflation          increased potential for consumer loan         AIM in 1998. Mr. Sloan attended the
expectations sets the stage for further      defaults resulting from recent lenient        University of Missouri, where he earned
stock market appreciation.                   lending restrictions. In addition, some       both a B.S. in business administration
                                             financial firms' valuations are trading well  and an M.B.A.
   Our emphasis on capital preservation      above their historical averages.
-- which has been and continues to be                                                      Assisted by the Mid/Large Cap Core Team
one of our consistent objectives as            The Fund's cash position also detracted
managers of your Fund -- requires us to      from overall returns. While we regret this
gain an understanding of downside risk.      detraction, our long-term investment
Irrespective of broad market trends, we      perspective and commitment to investing
consistently seek companies that display     prudently discourage spending cash solely to
what we refer to as "core                    "chase" market performance, which could
characteristics" -- sustainable growth       create unnecessary risk.
prospects, high ROIC, productive capital
allocation practices and opportunistic         The Fund is positioned more defensively
valuations -- that in our view are           relative
necessary to deliver competitive
long-term returns and mitigate downside
risk.

   Attractive valuation, paired with
more stable cash-flow generating
business models, led to the Fund's
overweight position in consumer staples                                                    FOR A DISCUSSION OF THE RISKS OF
relative to the style-specific benchmark                                                   INVESTING IN YOUR FUND, INDEXES USED IN
and resulted in higher sector returns.                                                     THIS REPORT AND YOUR FUND'S LONG-TERM
Our analysis suggests that consumer                                                        PERFORMANCE, PLEASE SEE PAGES 4-5.

YOUR FUND'S LONG-TERM PERFORMANCE                                                          AIM V.I. MID CAP CORE EQUITY FUND

===========================================
 AVERAGE ANNUAL TOTAL RETURNS                CANNOT GUARANTEE COMPARABLE FUTURE RESULTS;   DETERMINED BY THE VARIABLE PRODUCT
-------------------------------------------  CURRENT PERFORMANCE MAY LOWER OR HIGHER.      ISSUERS, WILL VARY AND WILL LOWER THE
As of 12/31/06                               PLEASE CONTACT YOUR VARIABLE PRODUCT ISSUER   TOTAL RETURN.
                                             OR FINANCIAL ADVISOR FOR THE MOST RECENT
SERIES I SHARES                              MONTH-END VARIABLE PRODUCT PERFORMANCE.         PER NASD REQUIREMENTS, THE MOST RECENT
Inception (9/10/01)                9.97%     PERFORMANCE FIGURES REFLECT FUND EXPENSES,    MONTH-END PERFORMANCE DATA AT THE FUND
 5 Years                           9.05      REINVESTED DISTRIBUTIONS AND CHANGES IN NET   LEVEL, EXCLUDING VARIABLE PRODUCT
 1 Year                           11.24      ASSET VALUE. INVESTMENT RETURN AND PRINCIPAL  CHARGES, IS AVAILABLE ON THIS AIM
                                             VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A   AUTOMATED INFORMATION LINE, 866-702-4402.
SERIES II SHARES                             GAIN OR LOSS WHEN YOU SELL SHARES.            AS MENTIONED ABOVE, FOR THE MOST RECENT
Inception (9/10/01)                9.71%                                                   MONTH-END PERFORMANCE INCLUDING VARIABLE
 5 Years                           8.81        AIM V.I. MID CAP CORE EQUITY FUND, A        PRODUCT CHARGES, PLEASE CONTACT YOUR
 1 Year                           10.98      SERIES PORTFOLIO OF AIM VARIABLE INSURANCE    VARIABLE PRODUCT ISSUER OR FINANCIAL
===========================================  FUNDS, IS CURRENTLY OFFERED THROUGH           ADVISOR.
                                             INSURANCE COMPANIES ISSUING VARIABLE
===========================================  PRODUCTS. YOU CANNOT PURCHASE SHARES OF THE
 CUMULATIVE TOTAL RETURNS                    FUND DIRECTLY.
-------------------------------------------
6 MONTHS ENDED 12/31/06                        PERFORMANCE FIGURES GIVEN REPRESENT THE
SERIES I SHARES                    9.31%     FUND AND ARE NOT INTENDED TO REFLECT ACTUAL
SERIES II SHARES                   9.21      VARIABLE PRODUCT VALUES. THEY DO NOT REFLECT
===========================================  SALES CHARGES, EXPENSES AND FEES ASSESSED IN
                                             CONNECTION WITH A VARIABLE PRODUCT. SALES
THE PERFORMANCE OF THE FUND'S SERIES I       CHARGES, EXPENSES AND FEES, WHICH ARE
AND SERIES II SHARE CLASSES WILL DIFFER
PRIMARILY DUE TO DIFFERENT CLASS
EXPENSES.

THE PERFORMANCE DATA QUOTED REPRESENT
PAST PERFORMANCE AND
====================================================================================================================================

PRINCIPAL RISKS OF INVESTING IN THE FUND     FUND'S PORTFOLIO MANAGERS WILL PRODUCE THE      THE FUND IS NOT MANAGED TO TRACK THE
                                             DESIRED RESULTS.                              PERFORMANCE OF ANY PARTICULAR INDEX,
PRICES OF EQUITY SECURITIES CHANGE IN                                                      INCLUDING THE INDEXES DEFINED HERE, AND
RESPONSE TO MANY FACTORS INCLUDING THE       ABOUT INDEXES USED IN THIS REPORT             CONSEQUENTLY, THE PERFORMANCE OF THE FUND
HISTORICAL AND PROSPECTIVE EARNINGS OF                                                     MAY DEVIATE SIGNIFICANTLY FROM THE
THE ISSUER, THE VALUE OF ITS ASSETS,         THE UNMANAGED STANDARD & POOR'S COMPOSITE     PERFORMANCE OF THE INDEX.
GENERAL ECONOMIC CONDITIONS, INTEREST        INDEX OF 500 STOCKS (THE S&P 500 INDEX) IS
RATES, INVESTOR PERCEPTIONS AND MARKET       AN INDEX OF COMMON STOCKS FREQUENTLY USED AS    A DIRECT INVESTMENT CANNOT BE MADE IN
LIQUIDITY.                                   A GENERAL MEASURE OF U.S. STOCK MARKET        AN INDEX. UNLESS OTHERWISE INDICATED,
                                             PERFORMANCE.                                  INDEX RESULTS INCLUDE REINVESTED
   FOREIGN SECURITIES HAVE ADDITIONAL                                                      DIVIDENDS, AND THEY DO NOT REFLECT SALES
RISKS, INCLUDING EXCHANGE RATE CHANGES,        THE UNMANAGED RUSSELL MIDCAP INDEX          CHARGES. PERFORMANCE OF AN INDEX OF FUNDS
POLITICAL AND ECONOMIC UPHEAVAL, THE         REPRESENTS THE PERFORMANCE OF THE STOCKS OF   REFLECTS FUND EXPENSES; PERFORMANCE OF A
RELATIVE LACK OF INFORMATION ABOUT THESE     DOMESTIC MID-CAPITALIZATION COMPANIES. THE    MARKET INDEX DOES NOT.
COMPANIES, RELATIVELY LOW MARKET             RUSSELL MIDCAP INDEX IS A TRADEMARK/SERVICE
LIQUIDITY AND THE POTENTIAL LACK OF          MARK OF THE FRANK RUSSELL COMPANY. RUSSELL    OTHER INFORMATION
strict financial and accounting controls     --Registered Trademark-- is a trademark of
and standards.                               the Frank Russell Company.                    The returns shown in management's
                                                                                           discussion of Fund performance are based
   To the extent the Fund holds cash or        The unmanaged Lipper Mid-Cap Core Funds     on net asset values calculated for
cash equivalents rather than equity          Index represents an average of the            shareholder transactions. Generally
securities for risk management purposes,     performance of the 30 largest                 accepted accounting principles require
the Fund may not achieve its investment      mid-capitalization core funds tracked by      adjustments to be made to the net assets
objective.                                   Lipper Inc., an independent mutual fund       of the Fund at period end for financial
                                             performance monitor.                          reporting purposes, and as such, the net
   If the seller of a repurchase                                                           asset values for shareholder transactions
agreement in which the Fund invests            The unmanaged Russell 1000 Index            and the returns based on those net asset
defaults on its obligation or declares       represents the performance of the stocks of   values may differ from the net asset
bankruptcy, the Fund may experience          large-capitalization companies.               values and returns reported in the
delays in selling the securities                                                           Financial Highlights. Additionally, the
underlying the repurchase agreement.           The unmanaged Russell 2000 Index            returns and net asset values shown
                                             represents the performance of the stocks of   throughout this report are at the Fund
   There is no guarantee that the            small-capitalization companies.               level only and do not include variable
investment techniques and risk analyses                                                    product issuer charges. If such charges
used by the                                    The Russell 1000 Index and the Russell      were included, the total returns would be
                                             2000 Index are trademarks/service marks of    lower.
                                             the Frank Russell Company. Russell
                                             --Registered Trademark-- is a trademark of      Industry classifications used in this
                                             the Frank Russell Company.                    report are generally according to the
                                                                                           Global Industry Classification Standard,
                                               In conjunction with the annual prospectus   which was developed by and is the
                                             update on or about May 1, 2007, the AIM V.I.  exclusive property and a service mark of
                                             Mid Cap Core Equity Fund prospectus will be   Morgan Stanley Capital International Inc.
                                             amended to reflect that the Fund has elected  and Standard & Poor's.
                                             to use the Lipper Variable Underlying Funds
                                             (VUF) Mid-Cap Core Funds Index as its peer      The Chartered Financial Analyst
                                             group rather than the Lipper Mid-Cap Core     --Registered Trademark-- (CFA
                                             Funds Index. The Lipper VUF Mid-Cap Core      --Registered Trademark--) designation is
                                             Funds Index, recently published by Lipper     a globally recognized standard for
                                             Inc., comprises the largest underlying funds  measuring the competence and integrity of in each variable insurance category and does  investment professionals.
                                             not include mortality and expense fees.

                                                                                           AIM V.I. MID CAP CORE EQUITY FUND

Past performance cannot guarantee            value of an investment, is constructed with
comparable future results.                   each segment representing a percent change
                                             in the value of the investment. In this
   This chart, which is a logarithmic        chart, each segment represents a doubling,
chart, presents the fluctuations in the      or 100% change, in the value of the
value of the Fund and its indexes. We        investment. In other words, the space
believe that a logarithmic chart is more     between $5,000 and $10,000 is the same size
effective than other types of charts in      as the space between $10,000 and $20,000,
illustrating changes in value during the     and so on.
early years shown in the chart. The
vertical axis, the one that indicates
the dollar
====================================================================================================================================

RESULTS OF A $10,000 INVESTMENT
Index data from 8/31/01, Fund data from 9/10/01

                                                            [MOUNTAIN CHART]
             AIM V.I. MID CAP        AIM V.I. MID CAP
         CORE EQUITY FUND-SERIES  CORE EQUITY FUND-SERIES
DATE            I SHARES                 II SHARES         S&P 500 INDEX  RUSSELL MIDCAP-INDEX  LIPPER MID-CAP CORE FUNDS INDEX
-------------------------------------------------------------------------------------------------------------------------------
8/31/01                                                      $ 10000           $  10000                 $   10000
  09/01       $    9560                $    9560                9193               8794                      8722
  10/01            9920                     9920                9368               9142                      9158
  11/01           10361                    10361               10086               9908                      9850
  12/01           10738                    10722               10175              10306                     10295
  01/02           10728                    10722               10026              10245                     10177
  02/02           10849                    10833                9833              10136                     10001
  03/02           11300                    11284               10203              10744                     10675
  04/02           11150                    11133                9584              10536                     10499
  05/02           11220                    11204                9514              10417                     10286
  06/02           10529                    10512                8837               9718                      9542
  07/02            9577                     9561                8148               8770                      8575
  08/02            9797                     9771                8201               8818                      8673
  09/02            9015                     8991                7311               8004                      7980
  10/02            9356                     9341                7954               8409                      8355
  11/02            9957                     9932                8421               8993                      8923
  12/02            9547                     9521                7927               8638                      8506
  01/03            9316                     9291                7720               8464                      8338
  02/03            9166                     9141                7604               8351                      8162
  03/03            9136                     9100                7677               8434                      8183
  04/03            9687                     9661                8309               9046                      8800
  05/03           10509                    10471                8747               9874                      9539
  06/03           10639                    10592                8858               9974                      9707
  07/03           10950                    10902                9015              10303                     10007
  08/03           11350                    11302                9190              10750                     10450
  09/03           11080                    11032                9093              10616                     10275
  10/03           11561                    11513                9607              11426                     11029
  11/03           11761                    11703                9691              11747                     11330
  12/03           12155                    12096               10199              12099                     11618
  01/04           12397                    12329               10387              12450                     11932
  02/04           12619                    12551               10531              12718                     12159
  03/04           12578                    12510               10372              12721                     12130
  04/04           12649                    12580               10209              12254                     11748
  05/04           12799                    12731               10349              12558                     11933
  06/04           13142                    13064               10550              12905                     12258
  07/04           12609                    12529               10201              12341                     11634
  08/04           12558                    12469               10242              12394                     11590
  09/04           12791                    12701               10353              12797                     11997
  10/04           12993                    12903               10511              13150                     12194
  11/04           13527                    13427               10936              13951                     12920
  12/04           13835                    13738               11308              14545                     13411
  01/05           13561                    13465               11033              14185                     13060
  02/05           14036                    13928               11265              14623                     13385
  03/05           13931                    13822               11066              14508                     13249
  04/05           13488                    13369               10856              14046                     12743
  05/05           13868                    13749               11201              14719                     13348
  06/05           14090                    13970               11217              15114                     13663
  07/05           14744                    14613               11634              15911                     14296
  08/05           14764                    14633               11528              15800                     14212
  09/05           14627                    14496               11621              16009                     14329
  10/05           14184                    14053               11427              15528                     13958
  11/05           14743                    14590               11859              16217                     14538
  12/05           14889                    14735               11863              16385                     14680
  01/06           15545                    15389               12177              17227                     15435
  02/06           15415                    15258               12210              17206                     15413
  03/06           15612                    15443               12362              17632                     15834
  04/06           15732                    15563               12528              17756                     15995
  05/06           15284                    15106               12168              17158                     15362
  06/06           15152                    14974               12184              17178                     15312
  07/06           14945                    14778               12259              16802                     15020
  08/06           15175                    14995               12551              17229                     15344
  09/06           15601                    15420               12874              17541                     15541
  10/06           16049                    15856               13293              18232                     16110
  11/06           16388                    16183               13545              18888                     16595
  12/06           16557                    16354               13735              18886                     16653
===============================================================================================================================

CALCULATING YOUR ONGOING FUND EXPENSES                                                     AIM V.I. MID CAP CORE EQUITY FUND

EXAMPLE                                      ACTUAL EXPENSES                               Fund's actual return. The Fund's actual
                                                                                           cumulative total returns at net asset
As a shareholder of the Fund, you incur      The table below provides information about    value after expenses for the six months
ongoing costs, including management          actual account values and actual expenses.    ended December 31, 2006, appear in the
fees; distribution and/or service            You may use the information in this table,    table "Cumulative Total Returns" on page
(12b-1) fees; and other Fund expenses.       together with the amount you invested, to     4.
This example is intended to help you         estimate the expenses that you paid over the
understand your ongoing costs (in            period. Simply divide your account value by   The hypothetical account values and
dollars) of investing in the Fund and to     $1,000 (for example, an $8,600 account value  expenses may not be used to estimate the
compare these costs with ongoing costs       divided by $1,000 = 8.6), then multiply the   actual ending account balance or expenses
of investing in other mutual funds. The      result by the number in the table under the   you paid for the period. You may use this
example is based on an investment of         heading entitled "Actual Expenses Paid        information to compare the ongoing costs
$1,000 invested at the beginning of the      During Period" to estimate the expenses you   of investing in the Fund and other funds.
period and held for the entire period        paid on your account during this period.      To do so, compare this 5% hypothetical
July 1, 2006, through December 31, 2006.                                                   example with the 5% hypothetical examples
                                             HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES  that appear in the shareholder reports of
   The actual and hypothetical expenses                                                    the other funds.
in the examples below do not represent       The table below also provides information
the effect of any fees or other expenses     about hypothetical account values and           Please note that the expenses shown in
assessed in connection with a variable       hypothetical expenses based on the Fund's     the table are meant to highlight your
product; if they did, the expenses shown     actual expense ratio and an assumed rate of   ongoing costs. Therefore, the
would be higher while the ending account     return of 5% per year before expenses, which  hypothetical information is useful in
values shown would be lower.                 is not the                                    comparing ongoing costs, and will not
                                                                                           help you determine the relative total
                                                                                           costs of owning different funds.


                                                                                 HYPOTHETICAL
                                               ACTUAL                 (5% ANNUAL RETURN BEFORE EXPENSES)
                 BEGINNING           ENDING           EXPENSES            ENDING              EXPENSES        ANNUALIZED
  SHARE        ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE          PAID DURING       EXPENSE
  CLASS          (7/1/06)          (12/31/06)(1)       PERIOD(2)        (12/31/06)             PERIOD(2)        RATIO
------------------------------------------------------------------------------------------------------------------------------------
Series I         $1,000.00          $1,093.10          $5.49           $1,019.96               $5.30            1.04%
Series II         1,000.00           1,092.10           6.80            1,018.70                6.56            1.29
====================================================================================================================================

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 4.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT                                                  AIM V.I. MID CAP CORE EQUITY FUND

The Board of Trustees of AIM Variable        services to be provided by AIM under the      other factors that the Board considered
Insurance Funds (the "Board") oversees       Advisory Agreement was appropriate and that   in determining whether to continue the
the management of AIM V.I. Mid Cap Core      AIM currently is providing services in        Advisory Agreement for the Fund, the
Equity Fund (the "Fund") and, as             accordance with the terms of the Advisory     Board concluded that no changes should be
required by law, determines annually         Agreement.                                    made to the Fund and that it was not
whether to approve the continuance of                                                      necessary to change the Fund's portfolio
the Fund's advisory agreement with A I M     - The quality of services to be provided by   management team at this time. However,
Advisors, Inc. ("AIM"). Based upon the       AIM. The Board reviewed the credentials and   due to the Fund's under-performance, the
recommendation of the Investments            experience of the officers and employees of   Board also concluded that it would be
Committee of the Board, at a meeting         AIM who will provide investment advisory      appropriate for the Board to continue to
held on June 27, 2006, the Board,            services to the Fund. In reviewing the        closely monitor and review the
including all of the independent             qualifications of AIM to provide investment   performance of the Fund. Although the
trustees, approved the continuance of        advisory services, the Board considered such  independent written evaluation of the
the advisory agreement (the "Advisory        issues as AIM's portfolio and product review  Fund's Senior Officer (discussed below)
Agreement") between the Fund and AIM for     process, various back office support          only considered Fund performance through
another year, effective July 1, 2006.        functions provided by AIM and AIM's equity    the most recent calendar year, the Board
                                             and fixed income trading operations. Based    also reviewed more recent Fund
   The Board considered the factors          on the review of these and other factors,     performance, which did not change their
discussed below in evaluating the            the Board concluded that the quality of       conclusions.
fairness and reasonableness of the           services to be provided by AIM was
Advisory Agreement at the meeting on         appropriate and that AIM currently is         - Meetings with the Fund's portfolio
June 27, 2006 and as part of the Board's     providing satisfactory services in            managers and investment personnel. With
ongoing oversight of the Fund. In their      accordance with the terms of the Advisory     respect to the Fund, the Board is meeting
deliberations, the Board and the             Agreement.                                    periodically with such Fund's portfolio
independent trustees did not identify                                                      managers and/or other investment
any particular factor that was               - The performance of the Fund relative to     personnel and believes that such
controlling, and each trustee attributed     comparable funds. The Board reviewed the      individuals are competent and able to
different weights to the various             performance of the Fund during the past one   continue to carry out their
factors.                                     and three calendar years against the          responsibilities under the Advisory
                                             performance of funds advised by other         Agreement.
   One responsibility of the independent     advisors with investment strategies
Senior Officer of the Fund is to manage      comparable to those of the Fund. The Board    - Overall performance of AIM. The Board
the process by which the Fund's proposed     noted that the Fund's performance in such     considered the overall performance of AIM
management fees are negotiated to ensure     periods was below the median performance of   in providing investment advisory and
that they are negotiated in a manner         such comparable funds. The Board also noted   portfolio administrative services to the
which is at arms' length and reasonable.     that, in response to their request regarding  Fund and concluded that such performance
To that end, the Senior Officer must         the Fund's under-performance, management had  was satisfactory.
either supervise a competitive bidding       agreed to undertake further study to ensure
process or prepare an independent            that the Fund's investment philosophy is      - Fees relative to those of clients of
written evaluation. The Senior Officer       properly positioned and marketed. Based on    AIM with comparable investment
has recommended an independent written       this review and after taking account of all   strategies. The Board reviewed the
evaluation in lieu of a competitive          of the other factors that the Board           effective advisory fee rate (before
bidding process and, upon the direction      considered in determining whether to          waivers) for the Fund under the Advisory
of the Board, has prepared such an           continue the Advisory Agreement for the       Agreement. The Board noted that this rate
independent written evaluation. Such         Fund, the Board concluded that no changes     was (i) below the effective advisory fee
written evaluation also considered           should be made to the Fund and that it was    rates (before waivers) for two mutual
certain of the factors discussed below.      not necessary to change the Fund's portfolio  funds advised by AIM with investment
In addition, as discussed below, the         management team at this time. However, due    strategies comparable to those of the
Senior Officer made a recommendation to      to the Fund's under-performance, the Board    Fund and comparable to the effective
the Board in connection with such            also concluded that it would be appropriate   advisory fee rate (before waivers) for a
written evaluation.                          for the Board to continue to closely monitor  third mutual fund advised by AIM with
                                             and review the performance of the Fund.       investment strategies comparable to those
   The discussion below serves as a          Although the independent written evaluation   of the Fund; (ii) comparable to the
summary of the Senior Officer's              of the Fund's Senior Officer (discussed       effective advisory fee rate (before
independent written evaluation and           below) only considered Fund performance       waivers) for a variable insurance fund
recommendation to the Board in               through the most recent calendar year, the    advised by AIM and offered to insurance
connection therewith, as well as a           Board also reviewed more recent Fund          company separate accounts with investment
discussion of the material factors and       performance, which did not change their       strategies comparable to those of the
the conclusions with respect thereto         conclusions.                                  Fund; (iii) above the effective
that formed the basis for the Board's                                                      sub-advisory fee rate for one Canadian
approval of the Advisory Agreement.          - The performance of the Fund relative to     mutual fund advised by an AIM affiliate
After consideration of all of the            indices. The Board reviewed the performance   and sub-advised by AIM with investment
factors below and based on its informed      of the Fund during the past one and three     strategies comparable to those of the
business judgment, the Board determined      calendar years against the performance of     Fund, although the total advisory fees
that the Advisory Agreement is in the        the Lipper Variable Underlying Fund Mid-Cap   for such Canadian mutual fund were above
best interests of the Fund and its           Core Index. The Board noted that the Fund's   those for the Fund; (iv) above the
shareholders and that the compensation       performance in such periods was below the     effective sub-advisory fee rates for two
to AIM under the Advisory Agreement is       performance of such Index. The Board also     variable insurance funds sub-advised by
fair and reasonable and would have been      noted that, in response to their request      an AIM affiliate and offered to insurance
obtained through arm's length                regarding the Fund's under-performance,       company separate accounts with investment
negotiations.                                management had agreed to undertake further    strategies comparable to those of the
                                             study to ensure that the Fund's investment    Fund, although the total advisory fees
   Unless otherwise stated, information      philosophy is properly positioned and         for such variable insurance funds were
presented below is as of June 27, 2006       marketed. Based on this review and after      above those for the Fund; and (v)
and does not reflect any changes that        taking account of all of the                  comparable to or below the total advisory
may have occurred since June 27, 2006,                                                     fee rates for six separately managed
including but not limited to changes to                                                    accounts/wrap accounts managed by an AIM
the Fund's performance, advisory fees,                                                     affiliate with investment strategies
expense limitations and/or fee waivers.                                                    comparable to those of the Fund and above
                                                                                           the total advisory fee rates for 26
- The nature and extent of the advisory                                                    separately
services to be provided by AIM. The
Board reviewed the services to be
provided by AIM under the Advisory
Agreement. Based on such review, the
Board concluded that the range of

                                                                     (continued)

                                                                                           AIM V.I. MID CAP CORE EQUITY FUND

managed accounts/wrap accounts managed       realize certain benefits upon investing cash  - AIM's financial soundness in light of
by an AIM affiliate with investment          balances in AIM advised money market funds,   the Fund's needs. The Board considered
strategies comparable to those of the        including a higher net return, increased      whether AIM is financially sound and has
Fund. The Board noted that AIM has           liquidity, increased diversification or       the resources necessary to perform its
agreed to limit the Fund's total             decreased transaction costs. The Board also   obligations under the Advisory Agreement,
operating expenses, as discussed below.      found that the Fund will not receive reduced  and concluded that AIM has the financial
Based on this review, the Board              services if it invests its cash balances in   resources necessary to fulfill its
concluded that the advisory fee rate for     such money market funds. The Board noted      obligations under the Advisory Agreement.
the Fund under the Advisory Agreement        that, to the extent the Fund invests
was fair and reasonable.                     uninvested cash in affiliated money market    - Historical relationship between the
                                             funds, AIM has voluntarily agreed to waive a  Fund and AIM. In determining whether to
- Fees relative to those of comparable       portion of the advisory fees it receives      continue the Advisory Agreement for the
funds with other advisors. The Board         from the Fund attributable to such            Fund, the Board also considered the prior
reviewed the advisory fee rate for the       investment. The Board further determined      relationship between AIM and the Fund, as
Fund under the Advisory Agreement. The       that the proposed securities lending program  well as the Board's knowledge of AIM's
Board compared effective contractual         and related procedures with respect to the    operations, and concluded that it was
advisory fee rates at a common asset         lending Fund is in the best interests of the  beneficial to maintain the current
level at the end of the calendar year        lending Fund and its respective               relationship, in part, because of such
and noted that the Fund's rate was           shareholders. The Board therefore concluded   knowledge. The Board also reviewed the
comparable to the median rate of the         that the investment of cash collateral        general nature of the non-investment
funds advised by other advisors with         received in connection with the securities    advisory services currently performed by
investment strategies comparable to          lending program in the money market funds     AIM and its affiliates, such as
those of the Fund that the Board             according to the procedures is in the best    administrative, transfer agency and
reviewed. The Board noted that AIM has       interests of the lending Fund and its         distribution services, and the fees
agreed to limit the Fund's total             respective shareholders.                      received by AIM and its affiliates for
operating expenses, as discussed below.                                                    performing such services. In addition to
Based on this review, the Board              - Independent written evaluation and          reviewing such services, the trustees
concluded that the advisory fee rate for     recommendations of the Fund's Senior          also considered the organizational
the Fund under the Advisory Agreement        Officer. The Board noted that, upon their     structure employed by AIM and its
was fair and reasonable.                     direction, the Senior Officer of the Fund,    affiliates to provide those services.
                                             who is independent of AIM and AIM's           Based on the review of these and other
- Expense limitations and fee waivers.       affiliates, had prepared an independent       factors, the Board concluded that AIM and
The Board noted that AIM has                 written evaluation in order to assist the     its affiliates were qualified to continue
contractually agreed to waive fees           Board in determining the reasonableness of    to provide non-investment advisory
and/or limit expenses of the Fund            the proposed management fees of the AIM       services to the Fund, including
through April 30, 2008 in an amount          Funds, including the Fund. The Board noted    administrative, transfer agency and
necessary to limit total annual              that the Senior Officer's written evaluation  distribution services, and that AIM and
operating expenses to a specified            had been relied upon by the Board in this     its affiliates currently are providing
percentage of average daily net assets       regard in lieu of a competitive bidding       satisfactory non-investment advisory
for each class of the Fund. The Board        process. In determining whether to continue   services.
considered the contractual nature of         the Advisory Agreement for the Fund, the
this fee waiver/expense limitation and       Board considered the Senior Officer's         - Other factors and current trends. The
noted that it remains in effect until        written evaluation.                           Board considered the steps that AIM and
April 30, 2008. The Board considered the                                                   its affiliates have taken over the last
effect this fee waiver/expense               - Profitability of AIM and its affiliates.    several years, and continue to take, in
limitation would have on the Fund's          The Board reviewed information concerning     order to improve the quality and
estimated expenses and concluded that        the profitability of AIM's (and its           efficiency of the services they provide
the levels of fee waivers/expense            affiliates') investment advisory and other    to the Funds in the areas of investment
limitations for the Fund were fair and       activities and its financial condition. The   performance, product line
reasonable.                                  Board considered the overall profitability    diversification, distribution, fund
                                             of AIM, as well as the profitability of AIM   operations, shareholder services and
- Breakpoints and economies of scale.        in connection with managing the Fund. The     compliance. The Board concluded that
The Board reviewed the structure of the      Board noted that AIM's operations remain      these steps taken by AIM have improved,
Fund's advisory fee under the Advisory       profitable, although increased expenses in    and are likely to continue to improve,
Agreement, noting that it includes three     recent years have reduced AIM's               the quality and efficiency of the
breakpoints. The Board reviewed the          profitability. Based on the review of the     services AIM and its affiliates provide
level of the Fund's advisory fees, and       profitability of AIM's and its affiliates'    to the Fund in each of these areas, and
noted that such fees, as a percentage of     investment advisory and other activities and  support the Board's approval of the
the Fund's net assets, have decreased as     its financial condition, the Board concluded  continuance of the Advisory Agreement for
net assets increased because the             that the compensation to be paid by the Fund  the Fund.
Advisory Agreement includes breakpoints.     to AIM under its Advisory Agreement was not
The Board noted that, due to the Fund's      excessive.
asset levels at the end of the past
calendar year and the way in which the       - Benefits of soft dollars to AIM. The Board
advisory fee breakpoints have been           considered the benefits realized by AIM as a
structured, the Fund has yet to fully        result of brokerage transactions executed
benefit from the breakpoints. The Board      through "soft dollar" arrangements. Under
concluded that the Fund's fee levels         these arrangements, brokerage commissions
under the Advisory Agreement therefore       paid by the Fund and/or other funds advised
reflect economies of scale and that it       by AIM are used to pay for research and
was not necessary to change the advisory     execution services. This research may be
fee breakpoints in the Fund's advisory       used by AIM in making investment decisions
fee schedule.                                for the Fund. The Board concluded that such
                                             arrangements were appropriate.
- Investments in affiliated money market
funds. The Board also took into account
the fact that uninvested cash and cash
collateral from securities lending
arrangements, if any (collectively,
"cash balances") of the Fund may be
invested in money market funds advised
by AIM pursuant to the terms of an SEC
exemptive order. The Board found that
the Fund may

AIM V.I. Mid Cap Core Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2006


                                                 SHARES        VALUE
------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-74.37%

ADVERTISING-1.63%

Omnicom Group Inc.                                 99,386   $ 10,389,812
========================================================================

AEROSPACE & DEFENSE-1.06%

Goodrich Corp.                                    148,973      6,785,720
========================================================================

APPAREL RETAIL-1.39%

Gap, Inc. (The)                                   453,595      8,845,103
========================================================================

APPLICATION SOFTWARE-1.65%

Cadence Design Systems, Inc.(a)                   587,846     10,528,322
========================================================================

BROADCASTING & CABLE TV-1.88%

Scripps Co. (E.W.) (The)-Class A                  239,848     11,978,009
========================================================================

COMMUNICATIONS EQUIPMENT-1.85%

ADTRAN, Inc.                                      223,138      5,065,232
------------------------------------------------------------------------
Juniper Networks, Inc.(a)                         230,495      4,365,575
------------------------------------------------------------------------
Plantronics, Inc.                                 112,828      2,391,954
========================================================================
                                                              11,822,761
========================================================================

COMPUTER & ELECTRONICS RETAIL-1.26%

RadioShack Corp.                                  479,728      8,049,836
========================================================================

DISTRIBUTORS-1.49%

Genuine Parts Co.                                 200,306      9,500,514
========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.41%

Mettler-Toledo International Inc.(a)              114,270      9,010,190
========================================================================

ENVIRONMENTAL & FACILITIES SERVICES-1.61%

Republic Services, Inc.                           252,160     10,255,347
========================================================================

FOOD RETAIL-1.55%

SUPERVALU Inc.                                    275,823      9,860,672
========================================================================

GAS UTILITIES-2.14%

UGI Corp.                                         499,376     13,622,977
========================================================================

GENERAL MERCHANDISE STORES-0.83%

99 Cents Only Stores(a)                           436,820      5,316,099
========================================================================

HEALTH CARE EQUIPMENT-1.04%

Hospira, Inc.(a)                                  196,825      6,609,384
========================================================================

HEALTH CARE FACILITIES-1.32%

Health Management Associates, Inc.-Class A        399,617      8,435,915
========================================================================

HOME IMPROVEMENT RETAIL-1.11%

Sherwin-Williams Co. (The)                        111,290      7,075,818
========================================================================

INDUSTRIAL MACHINERY-3.77%

Dover Corp.                                       184,901      9,063,847
------------------------------------------------------------------------
ITT Corp.                                          72,084      4,095,813
------------------------------------------------------------------------

                                                 SHARES        VALUE
------------------------------------------------------------------------

INDUSTRIAL MACHINERY-(CONTINUED)

Pall Corp.                                        226,275   $  7,817,801
------------------------------------------------------------------------
Parker Hannifin Corp.                              39,629      3,046,678
========================================================================
                                                              24,024,139
========================================================================

INSURANCE BROKERS-1.31%

Marsh & McLennan Cos., Inc.                       272,815      8,364,508
========================================================================

LIFE SCIENCES TOOLS & SERVICES-4.71%

PerkinElmer, Inc.                                 377,146      8,383,956
------------------------------------------------------------------------
Techne Corp.(a)                                   148,011      8,207,210
------------------------------------------------------------------------
Waters Corp.(a)                                   275,000     13,466,750
========================================================================
                                                              30,057,916
========================================================================

MANAGED HEALTH CARE-1.03%

Health Net Inc.(a)                                135,673      6,601,848
========================================================================

MULTI-LINE INSURANCE-1.41%

Genworth Financial Inc.-Class A                   262,890      8,993,467
========================================================================

MULTI-UTILITIES-1.85%

Wisconsin Energy Corp.                            249,292     11,831,398
========================================================================

OFFICE ELECTRONICS-1.64%

Xerox Corp.(a)                                    619,142     10,494,457
========================================================================

OFFICE SERVICES & SUPPLIES-1.40%

Pitney Bowes Inc.                                 192,857      8,908,065
========================================================================

OIL & GAS DRILLING-1.00%

Noble Corp.                                        84,009      6,397,285
========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.49%

FMC Technologies, Inc.(a)                         123,947      7,638,854
------------------------------------------------------------------------
Smith International, Inc.                         200,274      8,225,253
========================================================================
                                                              15,864,107
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.45%

Chesapeake Energy Corp.                           230,184      6,686,845
------------------------------------------------------------------------
Pioneer Natural Resources Co.                     175,041      6,947,377
------------------------------------------------------------------------
Whiting Petroleum Corp.(a)                         42,553      1,982,970
========================================================================
                                                              15,617,192
========================================================================

PAPER PRODUCTS-1.30%

MeadWestvaco Corp.                                276,335      8,306,630
========================================================================

PERSONAL PRODUCTS-5.36%

Avon Products, Inc.                               468,342     15,474,020
------------------------------------------------------------------------
Estee Lauder Cos. Inc. (The)-Class A              459,060     18,738,829
========================================================================
                                                              34,212,849
========================================================================

AIM V.I. Mid Cap Core Equity Fund


                                                 SHARES        VALUE
------------------------------------------------------------------------

PHARMACEUTICALS-1.89%

Forest Laboratories, Inc.(a)                      133,029   $  6,731,267
------------------------------------------------------------------------
Warner Chilcott Ltd.-Class A(a)                   383,363      5,298,077
========================================================================
                                                              12,029,344
========================================================================

PROPERTY & CASUALTY INSURANCE-3.06%

Axis Capital Holdings Ltd.                        282,644      9,431,830
------------------------------------------------------------------------
XL Capital Ltd.-Class A                           139,838     10,071,133
========================================================================
                                                              19,502,963
========================================================================

PUBLISHING-1.21%

McClatchy Co. (The)-Class A                       177,882      7,702,291
========================================================================

REGIONAL BANKS-1.67%

Marshall & Ilsley Corp.                           137,717      6,625,565
------------------------------------------------------------------------
SVB Financial Group(a)                             86,212      4,019,203
========================================================================
                                                              10,644,768
========================================================================

SEMICONDUCTORS-2.27%

Analog Devices, Inc.                              229,287      7,536,664
------------------------------------------------------------------------
Linear Technology Corp.                           228,961      6,942,097
========================================================================
                                                              14,478,761
========================================================================

SPECIALIZED CONSUMER SERVICES-2.63%

Service Corp. International                     1,638,795     16,797,649
========================================================================

SPECIALTY CHEMICALS-7.38%

International Flavors & Fragrances Inc.           394,579     19,397,504
------------------------------------------------------------------------
Rohm and Haas Co.                                 130,369      6,664,463
------------------------------------------------------------------------
Sigma-Aldrich Corp.                               270,241     21,003,130
========================================================================
                                                              47,065,097
========================================================================

SYSTEMS SOFTWARE-1.32%

McAfee Inc.(a)                                    297,708      8,448,953
========================================================================
    Total Domestic Common Stocks (Cost
      $404,758,047)                                          474,430,166
========================================================================

FOREIGN COMMON STOCKS & OTHER EQUITY
  INTERESTS-11.39%

BELGIUM-1.45%

Groupe Bruxelles Lambert S.A. (Multi-Sector
  Holdings)(b)                                     77,096      9,239,451
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------


CANADA-1.04%

Nortel Networks Corp. (Communications
  Equipment)(a)                                   247,749   $  6,622,331
========================================================================

FRANCE-1.81%

Business Objects S.A.-ADR (Application
  Software)(a)                                    292,825     11,551,946
========================================================================

JAPAN-0.54%

Sega Sammy Holdings Inc. (Leisure
  Products)(b)                                    127,900      3,453,781
========================================================================

NETHERLANDS-1.05%

Heineken N.V. (Brewers)(b)                        141,004      6,700,898
========================================================================

SOUTH KOREA-1.64%

SK Telecom Co., Ltd.-ADR (Wireless
  Telecommunication Services)                     395,728     10,478,877
========================================================================

SWEDEN-0.72%

Atlas Copco A.B.-Class A (Industrial
  Machinery)(b)                                   137,200      4,586,439
========================================================================

UNITED KINGDOM-3.14%

Cadbury Schweppes PLC (Packaged Foods &
  Meats)                                        1,871,702     20,033,717
========================================================================
    Total Foreign Common Stocks & Other
      Equity Interests (Cost $61,876,147)                     72,667,440
========================================================================

PREFERRED STOCKS-2.13%

HOUSEHOLD PRODUCTS-2.13%

Henkel KGaA-Pfd. (Germany)(b)                      92,286     13,579,339
========================================================================
    Total Preferred Stocks (Cost $11,192,160)                 13,579,339
========================================================================

MONEY MARKET FUNDS-12.06%

Liquid Assets Portfolio-Institutional
  Class(c)                                     38,447,715     38,447,715
------------------------------------------------------------------------
Premier Portfolio-Institutional Class(c)       38,447,715     38,447,715
========================================================================
    Total Money Market Funds (Cost
      $76,895,430)                                            76,895,430
========================================================================
TOTAL INVESTMENTS-99.95% (Cost $554,721,784)                 637,572,375
========================================================================
OTHER ASSETS LESS LIABILITIES-0.05%                              347,969
========================================================================
NET ASSETS-100.00%                                          $637,920,344
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Pfd.  - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2006 was $37,559,908, which represented 5.89% of the Fund's Net Assets. See Note 1A.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Mid Cap Core Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:

Investments, at value (cost $477,826,354)        $560,676,945
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $76,895,430)                               76,895,430
=============================================================
    Total investments (cost $554,721,784)         637,572,375
=============================================================
Foreign currencies, at value (cost $609,453)          610,864
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                    309,526
-------------------------------------------------------------
  Dividends                                           924,892
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 18,115
=============================================================
    Total assets                                  639,435,772
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                               610,866
-------------------------------------------------------------
  Fund shares reacquired                              353,144
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              43,179
-------------------------------------------------------------
Accrued administrative services fees                  394,461
-------------------------------------------------------------
Accrued distribution fees-Series II                    35,342
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              5,053
-------------------------------------------------------------
Accrued transfer agent fees                             7,006
-------------------------------------------------------------
Accrued operating expenses                             66,377
=============================================================
    Total liabilities                               1,515,428
=============================================================
Net assets applicable to shares outstanding      $637,920,344
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $546,136,284
-------------------------------------------------------------
Undistributed net investment income                   (91,298)
-------------------------------------------------------------
Undistributed net realized gain from investment
  securities and foreign currencies                 9,028,076
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies                82,847,282
=============================================================
                                                 $637,920,344
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $581,154,484
_____________________________________________________________
=============================================================
Series II                                        $ 56,765,860
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           42,979,445
_____________________________________________________________
=============================================================
Series II                                           4,228,859
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      13.52
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      13.42
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2006

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of
  $55,736)                                       $ 7,653,930
------------------------------------------------------------
Dividends from affiliated money market funds       4,807,868
------------------------------------------------------------
Interest                                              33,509
============================================================
    Total investment income                       12,495,307
============================================================

EXPENSES:

Advisory fees                                      4,575,563
------------------------------------------------------------
Administrative services fees                       1,724,200
------------------------------------------------------------
Custodian fees                                       112,394
------------------------------------------------------------
Distribution fees-Series II                          134,968
------------------------------------------------------------
Transfer agent fees                                   33,595
------------------------------------------------------------
Trustees' and officer's fees and benefits             33,476
------------------------------------------------------------
Other                                                126,263
============================================================
    Total expenses                                 6,740,459
============================================================
Less: Fees waived and expense offset
  arrangements                                       (36,133)
============================================================
    Net expenses                                   6,704,326
============================================================
Net investment income                              5,790,981
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities (includes net gains
    from securities sold to affiliates of
    $1,532,225)                                   53,566,438
------------------------------------------------------------
  Foreign currencies                                 (84,329)
============================================================
                                                  53,482,109
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            6,912,886
------------------------------------------------------------
  Foreign currencies                                  (2,992)
------------------------------------------------------------
  Option contracts written                           425,649
============================================================
                                                   7,335,543
============================================================
Net gain from investment securities, foreign
  currencies and option contracts                 60,817,652
============================================================
Net increase in net assets resulting from
  operations                                     $66,608,633
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Mid Cap Core Equity Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2006 and 2005

                                                                  2006            2005
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  5,790,981    $  2,801,650
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  53,482,109      28,846,914
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and option contracts          7,335,543      11,957,849
==========================================================================================
    Net increase in net assets resulting from operations        66,608,633      43,606,413
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (5,369,075)     (2,944,117)
------------------------------------------------------------------------------------------
  Series II                                                       (394,014)       (141,476)
==========================================================================================
    Total distributions from net investment income              (5,763,089)     (3,085,593)
==========================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                     (57,207,085)    (17,996,436)
------------------------------------------------------------------------------------------
  Series II                                                     (5,625,901)     (1,538,860)
==========================================================================================
    Total distributions from net realized gains                (62,832,986)    (19,535,296)
==========================================================================================
    Decrease in net assets resulting from distributions        (68,596,075)    (22,620,889)
==========================================================================================
Share transactions-net:
  Series I                                                      (2,215,259)     68,779,573
------------------------------------------------------------------------------------------
  Series II                                                      6,883,123      15,373,802
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                                4,667,864      84,153,375
==========================================================================================
    Net increase in net assets                                   2,680,422     105,138,899
==========================================================================================

NET ASSETS:

  Beginning of year                                            635,239,922     530,101,023
==========================================================================================
  End of year (including undistributed net investment income
    of $(91,298) and $(33,549), respectively)                 $637,920,344    $635,239,922
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Mid Cap Core Equity Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Mid Cap Core Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses

AIM V.I. Mid Cap Core Equity Fund

     and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

J. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

K. COVERED CALL OPTIONS -- The Fund may write call options. A call option gives the purchaser of such option the right to buy, and the writer (the
     Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. Written call options are recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a call option is that the Fund gives up the opportunity

AIM V.I. Mid Cap Core Equity Fund

     for profit if the market price of the security increases and the option is exercised.

L. PUT OPTIONS PURCHASED -- The Fund may purchase put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

M. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $500 million                                            0.725%
--------------------------------------------------------------------
Next $500 million                                             0.70%
--------------------------------------------------------------------
Next $500 million                                             0.675%
--------------------------------------------------------------------
Over $1.5 billion                                             0.65%
 ___________________________________________________________________
====================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2008. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2006, AIM waived advisory fees of $23,981.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2006, AMVESCAP did not reimburse any such expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. The Fund may reimburse AIM for up to 0.25% of average daily assets invested by each insurance company providing administrative services to the Fund. Pursuant to such agreement, for the year ended December 31, 2006, AIM was paid $156,233 for accounting and fund administrative services and reimbursed $1,567,967 for services provided by insurance companies.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with AIM Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase

AIM V.I. Mid Cap Core Equity Fund

and own Series II shares of the Fund. For the year ended December 31, 2006, expenses incurred under the Plan are shown in the Statement of Operations as distribution fees.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2006.

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      12/31/06         INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $38,264,645      $162,785,163      $(162,602,093)        $   --         $38,447,715     $2,402,248      $   --
-----------------------------------------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class                    --       114,463,963        (76,016,248)            --          38,447,715      1,265,731          --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class            38,264,645        88,387,726       (126,652,371)            --                  --      1,139,889          --
===================================================================================================================================
  Total
    Investments
    in
    Affiliates    $76,529,290      $365,636,852      $(365,270,712)        $   --         $76,895,430     $4,807,868      $   --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2006, the Fund engaged in securities sales of $11,794,273, which resulted in net realized gains of $1,532,225, and securities purchases of $5,094,046.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) custodian credits which result from periodic overnight cash balances at the custodian and (ii) a one time custodian fee credit to be used to offset future custodian fees. For the year ended December 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $12,152.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2006, the Fund paid legal fees of $6,038 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

AIM V.I. Mid Cap Core Equity Fund


    During the year ended December 31, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--OPTION CONTRACTS WRITTEN

                           TRANSACTIONS DURING THE PERIOD
------------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
------------------------------------------------------------------------------------
Beginning of period                                             6,280      $ 444,230
------------------------------------------------------------------------------------
Exercised                                                      (6,280)      (444,230)
====================================================================================
End of period                                                      --      $      --
____________________________________________________________________________________
====================================================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years December 31, 2006 and 2005 was as follows:

                                                                 2006           2005
----------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $13,589,126    $ 7,276,229
----------------------------------------------------------------------------------------
Long-term capital gain                                         55,006,949     15,344,660
========================================================================================
  Total distributions                                         $68,596,075    $22,620,889
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2006, the components of net assets on a tax basis were as follows:

                                                                    2006
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  1,334,837
----------------------------------------------------------------------------
Undistributed long-term gain                                       9,611,254
----------------------------------------------------------------------------
Net unrealized appreciation -- investments                        80,924,586
----------------------------------------------------------------------------
Temporary book/tax differences                                       (40,480)
----------------------------------------------------------------------------
Post-October currency loss deferral                                  (46,137)
----------------------------------------------------------------------------
Shares of beneficial interest                                    546,136,284
============================================================================
  Total net assets                                              $637,920,344
____________________________________________________________________________
============================================================================


The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the recognition for tax purposes of unrealized gains on passive foreign investment companies. The tax-basis net unrealized appreciation (depreciation) on investments amount includes appreciation (depreciation) on foreign currencies of $(3,308).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of December 31, 2006.

AIM V.I. Mid Cap Core Equity Fund

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2006 was $445,695,406 and $504,804,259, respectively.

 UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
--------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities           $83,638,396
--------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities          (2,710,502)
================================================================================
Net unrealized appreciation of investment securities                 $80,927,894
________________________________________________________________________________
================================================================================
Cost of investments for tax purposes is $556,644,481.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and distributions reclass, on December 31, 2006, undistributed net investment income was decreased by $85,641 and undistributed net realized gain was increased by $85,641. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

                                             CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                                        2006(A)                         2005
                                                              ---------------------------    ---------------------------
                                                                SHARES          AMOUNT         SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                      1,804,056    $ 25,439,433      9,458,916    $125,305,035
------------------------------------------------------------------------------------------------------------------------
  Series II                                                       962,594      13,444,373      2,245,440      29,655,326
========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                      4,608,241      62,349,500      1,516,110      20,907,159
------------------------------------------------------------------------------------------------------------------------
  Series II                                                       448,244       6,019,915        122,653       1,680,336
========================================================================================================================
Reacquired:
  Series I                                                     (6,405,942)    (90,004,192)    (5,875,151)    (77,432,621)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                      (907,250)    (12,581,165)    (1,212,147)    (15,961,860)
========================================================================================================================
                                                                  509,943    $  4,667,864      6,255,821    $ 84,153,375
________________________________________________________________________________________________________________________
========================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 77% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 13--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and currently intends for the Fund to adopt FIN 48 provisions during the fiscal year ended December 31, 2007.

AIM V.I. Mid Cap Core Equity Fund


NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           SERIES I
                                                             --------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                               2006           2005           2004           2003           2002
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  13.61       $  13.11       $  12.06       $   9.53       $ 10.72
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.14           0.06           0.03(a)        0.00(a)      (0.02)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.39           0.94           1.63           2.60         (1.17)
=================================================================================================================================
    Total from investment operations                             1.53           1.00           1.66           2.60         (1.19)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.14)         (0.07)         (0.02)            --            --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (1.48)         (0.43)         (0.59)         (0.07)           --
=================================================================================================================================
    Total distributions                                         (1.62)         (0.50)         (0.61)         (0.07)           --
=================================================================================================================================
Net asset value, end of period                               $  13.52       $  13.61       $  13.11       $  12.06       $  9.53
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                 11.24%          7.62%         13.82%         27.31%       (11.10)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $581,154       $584,860       $496,606       $293,162       $68,271
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                          1.04%(c)       1.03%          1.04%          1.07%         1.30%
=================================================================================================================================
Ratio of net investment income (loss) to average net assets      0.93%(c)       0.50%          0.25%          0.01%        (0.22)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            83%            70%            55%            37%           36%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $581,807,492.

AIM V.I. Mid Cap Core Equity Fund

                                                                                         SERIES II
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
                                                               2006          2005          2004          2003          2002
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 13.52       $ 13.04       $ 12.01       $  9.51       $ 10.71
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.10          0.03         (0.00)(a)     (0.03)(a)     (0.04)(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.38          0.92          1.62          2.60         (1.16)
=============================================================================================================================
    Total from investment operations                             1.48          0.95          1.62          2.57         (1.20)
=============================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.10)        (0.04)        (0.00)           --            --
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (1.48)        (0.43)        (0.59)        (0.07)           --
=============================================================================================================================
    Total distributions                                         (1.58)        (0.47)        (0.59)        (0.07)           --
=============================================================================================================================
Net asset value, end of period                                $ 13.42       $ 13.52       $ 13.04       $ 12.01       $  9.51
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                 10.98%         7.27%        13.57%        27.05%       (11.20)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $56,766       $50,380       $33,495       $ 4,874       $ 1,214
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets                          1.29%(c)      1.28%         1.29%         1.32%         1.45%(d)
=============================================================================================================================
Ratio of net investment income (loss) to average net assets      0.68%(c)      0.25%        (0.00)%       (0.24)%       (0.37)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                            83%           70%           55%           37%           36%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $53,987,158.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.55% for the year ended December 31, 2002.

AIM V.I. Mid Cap Core Equity Fund

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


  On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing; and

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. Mid Cap Core Equity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Mid Cap Core Equity Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Mid Cap Core Equity Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report, dated February 4, 2005, expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

February 14, 2007
Houston, Texas

AIM V.I. Mid Cap Core Equity Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2006:

FEDERAL AND STATE INCOME TAX
Long-Term Capital Gain Dividends       $55,006,949
Corporate Dividends Received
  Deduction*                                 53.00%


           * The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

AIM V.I. Mid Cap Core Equity Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1983           Director and Chairman, A I M Management    None
   Trustee and Vice Chair                         Group Inc. (financial services holding
                                                  company); Director and Vice Chairman,
                                                  AMVESCAP PLC; Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm) and
                                                  Trustee and Vice Chair of The AIM Family
                                                  of Funds--Registered Trademark--

                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer);
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and President
                                                  and Principal Executive Officer of The
                                                  AIM Family of Funds--Registered
                                                  Trademark--
-------------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954     2006           Director, Chief Executive Officer and      None
   Trustee, President and                         President, A I M Management Group Inc.,
   Principal                                      AIM Mutual Fund Dealer Inc. (registered
   Executive Officer                              broker dealer), AIM Funds Management
                                                  Inc. (registered investment advisor) and
                                                  1371 Preferred Inc. (holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc., INVESCO Funds Group, Inc.
                                                  (registered investment advisor and
                                                  register transfer agent) and AIM GP
                                                  Canada Inc. (general partner for a
                                                  limited partnership); Director, A I M
                                                  Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Director and
                                                  Chairman, AIM Investment Services, Inc.,
                                                  Fund Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); Director, President and
                                                  Chairman, AVZ Callco Inc. (holding
                                                  company); AMVESCAP Inc. (holding
                                                  company) and AIM Canada Holdings Inc.
                                                  (holding company); Director and Chief
                                                  Executive Officer, AIM Trimark Corporate
                                                  Class Inc. (formerly AIM Trimark Global
                                                  Fund Inc.) (corporate mutual fund
                                                  company) and AIM Trimark Canada Fund
                                                  Inc. (corporate mutual fund company);
                                                  Trustee, President and Principal
                                                  Executive Officer of The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); Trustee and
                                                  Executive Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); and Manager,
                                                  Powershares Capital Management LLC

                                                  Formerly: President and Principal
                                                  Executive Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); Chairman, AIM
                                                  Canada Holdings, Inc.; Executive Vice
                                                  President and Chief Operations Officer,
                                                  AIM Funds Management Inc.; President,
                                                  AIM Trimark Global Fund Inc. and AIM
                                                  Trimark Canada Fund Inc.; and Director,
                                                  Trimark Trust (federally regulated
                                                  Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company
                                                  Formerly: Partner, law firm of Baker &     (2 portfolios))
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Founder, Green, Manning & Bunch Ltd.,      None
   Trustee                                        (investment banking firm); and Director,
                                                  Policy Studies, Inc. and Van Gilder
                                                  Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation (property casualty company)

                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and Director of various
                                                  affiliated Volvo companies; and
                                                  Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund
                                                  company); and Owner, Dos Angelos Ranch,    (non-profit)
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)

-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company
                                                                                             (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    Director, Mainstay VP Series
   Trustee                                        Formerly: Partner, Deloitte & Touche       Funds, Inc. (21 portfolios)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. Mid Cap Core Equity Fund


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER     PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIP(S)
TRUST                              SINCE          DURING PAST 5 YEARS                       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Senior Vice President and Senior Officer  N/A
   Senior Vice President and                      of The AIM Family of Funds--Registered
   Senior Officer                                 Trademark--
                                                  Formerly: Director of Compliance and
                                                  Assistant General Counsel, ICON
                                                  Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962            2006           Director, Senior Vice President,          N/A
   Senior Vice President, Chief                   Secretary and General Counsel, A I M
   Legal Officer and Secretary                    Management Group Inc. and A I M
                                                  Advisors, Inc.; Director, Vice President
                                                  and Secretary, INVESCO Distributors,
                                                  Inc.; Vice President and Secretary,
                                                  A I M Capital Management, Inc., AIM
                                                  Investment Services, Inc., and Fund
                                                  Management Company; Senior Vice
                                                  President and Secretary, A I M
                                                  Distributors, Inc.; Director and Vice
                                                  President, INVESCO Funds Group Inc.;
                                                  Senior Vice President, Chief Legal
                                                  Officer and Secretary of The AIM Family
                                                  of Funds--Registered Trademark--; and
                                                  Manager, Powershares Capital Management
                                                  LLC

                                                  Formerly: Chief Operating Officer,
                                                  Senior Vice President, General Counsel,
                                                  and Secretary, Liberty Ridge Capital,
                                                  Inc. (an investment adviser); Vice
                                                  President and Secretary, PBHG Funds (an
                                                  investment company); Vice President and
                                                  Secretary, PBHG Insurance Series Fund
                                                  (an investment company); General Counsel
                                                  and Secretary, Pilgrim Baxter Value
                                                  Investors (an investment adviser); Chief
                                                  Operating Officer, General Counsel and
                                                  Secretary, Old Mutual Investment
                                                  Partners (a broker-dealer); General
                                                  Counsel and Secretary, Old Mutual Fund
                                                  Services (an administrator); General
                                                  Counsel and Secretary, Old Mutual
                                                  Shareholder Services (a shareholder
                                                  servicing center); Executive Vice
                                                  President, General Counsel and
                                                  Secretary, Old Mutual Capital, Inc. (an
                                                  investment adviser); and Vice President
                                                  and Secretary, Old Mutual Advisors Funds
                                                  (an investment company)
------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Global Compliance Director, AMVESCAP      N/A
   Vice President                                 PLC; and Vice President of The AIM
                                                  Family of Funds--Registered Trademark--

                                                  Formerly: Senior Vice President, A I M
                                                  Management Group Inc. (financial
                                                  services holding company); Senior Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Advisors, Inc. and The AIM Family
                                                  of Funds--Registered Trademark--; Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Vice President, AIM
                                                  Investment Services, Inc. and Fund
                                                  Management Company; Senior Vice
                                                  President and Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; and Senior Vice President
                                                  and Compliance Director, Delaware
                                                  Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Senior Vice President and General
   Vice President                                 Counsel, AMVESCAP PLC; Director, INVESCO
                                                  Funds Group, Inc.; and Vice President of
                                                  The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Director, Vice President and    N/A
                                                  General Counsel, Fund Management
                                                  Company; Director, Senior Vice
                                                  President, Secretary and General
                                                  Counsel, A I M Management Group Inc. and
                                                  A I M Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Senior Vice President, A I M
                                                  Distributors, Inc.; Vice President,
                                                  A I M Capital Management, Inc. and AIM
                                                  Investment Services, Inc.; Senior Vice
                                                  President, Chief Legal Officer and
                                                  Secretary of The AIM Family of
                                                  Funds--Registered Trademark--; Chief
                                                  Executive Officer and President, INVESCO
                                                  Funds Group, Inc.; and Senior Vice
                                                  President, and General Counsel, Liberty
                                                  Financial Companies, Inc. and Senior
                                                  Vice President and General Counsel
                                                  Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M  N/A
   Vice President, Principal                      Advisors, Inc.; and Vice President,
   Financial Officer and                          Treasurer and Principal Officer of The
   Treasurer                                      AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief           N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc. and Vice President
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, Senior Vice
                                                  President and Senior Investment Officer,
                                                  A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing     N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc. and The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); and
                                                  President and Principal Executive
                                                  Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust Only)
                                                  Formerly: Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only)
------------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967         2005           Anti-Money Laundering Compliance          N/A
   Anti-Money Laundering                          Officer, A I M Advisors, Inc., A I M
   Compliance Officer                             Capital Management, Inc., A I M
                                                  Distributors, Inc., AIM Investment
                                                  Services, Inc., AIM Private Asset
                                                  Management, Inc., Fund Management
                                                  Company and The AIM Family of
                                                  Funds--Registered Trademark--
                                                  Formerly: Manager of the Fraud
                                                  Prevention Department, AIM Investment
                                                  Services, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958        2006           Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                       Group Inc.; Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc.; and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company

                                                  Formerly: Global Head of Product
                                                  Development, AIG-Global Investment
                                                  Group, Inc.; Chief Compliance Officer
                                                  and Deputy General Counsel,
                                                  AIG-SunAmerica Asset Management; and
                                                  Chief Compliance Officer, Chief
                                                  Operating Officer and Deputy General
                                                  Counsel, American General Investment
                                                  Management
------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            225 Franklin Street
Floor                         1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
Philadelphia, PA 19103-7599   Americas
                              New York, NY 10036-2714


  FIXED INCOME

                                                                                          AIM V.I. MONEY MARKET FUND

  Cash Equivalents

                                                                   Annual Report to Shareholders - December 31, 2006

The Fund provides a complete list of its
holdings four times in each fiscal year, at
the quarter-ends. For the second and fourth
quarters, the lists appear in the Fund's
semiannual and annual reports to
shareholders. For the first and third
quarters, the Fund files the lists with the
Securities and Exchange Commission (SEC) on
Form N-Q. The Fund's Form N-Q filings are
available on the SEC Web site, sec.gov.
Copies of the Fund's Forms N-Q may be
reviewed and copied at the SEC Public
Reference Room in Washington, D.C. You can                                     [COVER GLOBE IMAGE]
obtain information on the operation of the
Public Reference Room, including information
about duplicating fee charges, by calling
202-942-8090 or 800-732-0330, or by
electronic request at the following E-mail
address: publicinfo@sec.gov. The SEC file
numbers for the Fund are 811-07452 and
033-57340. The Fund's most recent portfolio
holdings, as filed on Form N-Q, have also
been made available to insurance companies
issuing variable annuity contracts and
variable life insurance policies ("variable
products") that invest in the Fund.

A description of the policies and procedures
that the Fund uses to determine how to vote
proxies relating to portfolio securities is                             AIM V.I. MONEY MARKET FUND seeks to provide
available without charge, upon request, from                     as high a level of current income as is consistent
our Client Services department at                                   with the preservation of capital and liquidity.
800-410-4246 or on the AIM Web site,
AIMinvestments.com. On the home page, scroll
down and click on AIM Funds Proxy Policy. The
information is also available on the SEC Web
site, sec.gov.

Information regarding how the Fund voted
proxies related to its portfolio securities
during the 12 months ended June 30, 2006, is
available at our Web site. Go to                    UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS
AIMinvestments.com, access the About Us tab,             AS OF DECEMBER 31, 2006, AND IS BASED ON TOTAL NET ASSETS.
click on Required Notices and then click on
Proxy Voting Activity. Next, select the Fund
from the drop-down menu. The information is
also available on the SEC Web site, sec.gov.

                                                    ================================================================
                                                    THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY
                                                    EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH
           [AIM INVESTMENTS LOGO]                   CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
         --Registered Trademark--                   EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.
                                                    ================================================================

                                                             NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE


                                                                                                         AIM V.I. MONEY MARKET FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                YOUR FUND

=======================================================================================    Regardless of economic conditions or Fed
   PERFORMANCE SUMMARY                                                                     policy, your Fund continues to focus on
                                                                                           three objectives:
   Yields on shares of AIM V.I. Money Market Fund rose during the year ended December
   31, 2006. The seven-day SEC yield on the Fund's Series I shares was 3.49% at the        - Safety of principal
   beginning of the year and 4.56% at its close. The yield on the Fund's Series II
   shares was 3.24% at the start of the year and 4.31% at its close. As of December 31,    - Liquidity
   2006, the Fund's total net assets stood at $45.91 million and the Fund's weighted
   average maturity was 26 days.                                                           - The highest possible yield consistent
=======================================================================================    with safety of principal

                                                                                              Your Fund invests only in high
                                                                                           quality U.S. dollar denominated
MARKET CONDITIONS AND YOUR FUND               August meeting, and for the first time       short-term fixed-income obligations.
                                              in more than two years, the Fed held its     Although a money market fund seeks to
The U.S. economy expanded throughout          federal funds rate steady. In its August     maintain the value of your investment at
2006, but the rate of that expansion          statement, the Fed said that "economic       $1.00 per share, it is possible to lose
slowed. According to the U.S. Department      growth has moderated from its quite          money by investing in the Fund.
of Commerce, gross domestic product, the      strong pace earlier this year, partly
broadest measure of the nation's              reflecting a gradual cooling of the             Thank you for your continued
economic activity, grew at an annualized      housing market and the lagged effects of     investment in AIM VI. Money Market Fund.
rate of 5.6%, 2.6% and 2.0% in the            increases in interest rates and energy
first, second and third quarter of 2006,      prices."                                     THE VIEWS AND OPINIONS EXPRESSED IN
respectively. Initial estimates                                                            MANAGEMENT'S DISCUSSION OF FUND
suggested the U.S. economy expanded at        While the Fed said that some inflation       PERFORMANCE ARE THOSE OF AIM ADVISORS,
an annualized rate of 3.5% in the fourth      risks remained, it left this key             INC. THESE VIEWS AND OPINIONS ARE SUBJECT
quarter of 2006. Early in the year,           interest rate unchanged for the              TO CHANGE AT ANY TIME BASED ON FACTORS
there was concern that robust economic        remainder of the year. Together with         SUCH AS MARKET AND ECONOMIC CONDITIONS.
growth and a continued strong housing         positive economic growth and strong          THESE VIEWS AND OPINIONS MAY NOT BE
market could cause inflation to rise.         corporate profits, this sparked a strong     RELIED UPON AS INVESTMENT ADVICE OR
                                              stock market rally. The S&P 500 Index,       RECOMMENDATIONS, OR AS AN OFFER FOR A
   In response, the U.S. Federal Reserve      which represents the performance of the      PARTICULAR SECURITY. THE INFORMATION IS
Board (the Fed) continued to work             broad U.S. stock market, rose 15.78% for     NOT A COMPLETE ANALYSIS OF EVERY ASPECT
diligently to ensure that inflation           the year. The Lehman Brothers U.S.           OF ANY MARKET, COUNTRY, INDUSTRY,
remained in check. At its                     Aggregate Bond Index, which represents       SECURITY OR THE FUND. STATEMENTS OF FACT
monetary policy meeting in late June,         the performance of investment-grade          ARE FROM SOURCES CONSIDERED RELIABLE,
the Fed raised the key federal funds          fixed-income investments, rose 4.33% for     BUT AIM ADVISORS, INC. MAKES NO
target rate to 5.25% -- its 17th              the year.                                    REPRESENTATION OR WARRANTY AS TO THEIR
consecutive increase. At its                                                               COMPLETENESS OR ACCURACY. ALTHOUGH
                                                                                           HISTORICAL PERFORMANCE IS NO GUARANTEE
                                                                                           OF FUTURE RESULTS, THESE INSIGHTS MAY
                                                                                           HELP YOU UNDERSTAND OUR INVESTMENT
                                                                                           MANAGEMENT PHILOSOPHY.

                                                                                           Team Managed by AIM Advisors, Inc.

===========================================   =====================================================================================
PERFORMANCE QUOTED IS PAST PERFORMANCE           AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT
AND CANNOT GUARANTEE COMPARABLE FUTURE           INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO
RESULTS; CURRENT PERFORMANCE MAY BE              PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE
LOWER OR HIGHER. VISIT                           MONEY BY INVESTING IN THE FUND.
AIMINVESTMENTS.COM FOR THE MOST RECENT
MONTH-END PERFORMANCE.
===========================================   =====================================================================================

                                        2

                                                                                                         AIM V.I. MONEY MARKET FUND

                                                 PER NASD REQUIREMENTS, THE MOST              The Fund's yield will vary as
                                              RECENT MONTH-END PERFORMANCE DATA AT THE     short-term securities in its portfolio
===========================================   FUND LEVEL, EXCLUDING VARIABLE PRODUCT       mature and the proceeds are reinvested
   PORTFOLIO COMPOSITION                      CHARGES, ARE AVAILABLE ON THE AIM            in securities with different interest
                                              AUTOMATED INFORMATION LINE,                  rates.
Maturity distribution of Fund holdings        866-702-4402. AS MENTIONED ABOVE, FOR
In days, as of 12/31/06                       THE MOST RECENT MONTH-END PERFORMANCE           The risks generally associated with
                                              INCLUDING VARIABLE PRODUCT CHARGES,          concentrating investments in the banking
1-7                                 56.7%     PLEASE CONTACT YOUR VARIABLE PRODUCT         industry, such as interest rate risk,
8-30                                13.1      ISSUER OR FINANCIAL ADVISOR.                 credit risk and regulatory developments
31-90                               23.4                                                   relating to the banking and financial
91-120                               6.8         THE RETURNS SHOWN IN MANAGEMENT'S         services industries; or the risks
121-180                              0.0      DISCUSSION OF FUND PERFORMANCE ARE BASED     generally associated with the U.S.
181+                                 0.0      ON NET ASSET VALUES CALCULATED FOR           dollar-denominated foreign investments,
                                              SHAREHOLDER TRANSACTIONS. GENERALLY          including political and economic
The number of days to maturity of each        ACCEPTED ACCOUNTING PRINCIPLES REQUIRE       upheaval, seizure or nationalization of
holding is determined in accordance with      ADJUSTMENTS TO BE MADE TO THE NET ASSETS     deposits, imposition of taxes or other
the provisions of Rule 2a-7 of the            OF THE FUND AT PERIOD END FOR FINANCIAL      restrictions on the payment of principal
Investment Company Act of 1940.               REPORTING PURPOSES, AND AS SUCH, THE NET     and interest could reduce the Fund's
===========================================   ASSET VALUES FOR SHAREHOLDER                 income and/or share price.
                                              TRANSACTIONS AND THE RETURNS BASED ON
                                              THOSE NET ASSET VALUES MAY DIFFER FROM       ABOUT INDEXES USED IN THIS REPORT
THE PERFORMANCE DATA QUOTED REPRESENT         THE NET ASSET VALUES AND RETURNS
PAST PERFORMANCE AND CANNOT GUARANTEE         REPORTED IN THE FINANCIAL HIGHLIGHTS.        The unmanaged LEHMAN BROTHERS U.S.
COMPARABLE FUTURE RESULTS; CURRENT            ADDITIONALLY, THE RETURNS AND NET ASSET      AGGREGATE BOND INDEX (the Lehman
PERFORMANCE MAY BE LOWER OR HIGHER.           VALUES SHOWN THROUGHOUT THIS REPORT ARE      Aggregate), which represents the U.S.
PLEASE SEE YOUR VARIABLE PRODUCT ISSUER       AT THE FUND LEVEL ONLY AND DO NOT            investment-grade fixed-rate bond market
OR FINANCIAL ADVISOR FOR THE MOST RECENT      INCLUDE VARIABLE PRODUCT ISSUER CHARGES.     (including government and corporate
MONTH-END VARIABLE PRODUCT PERFORMANCE.       IF SUCH CHARGES WERE INCLUDED, THE TOTAL     securities, mortgage pass-through
PERFORMANCE FIGURES REFLECT FUND              RETURNS WOULD BE LOWER.                      securities and asset-backed securities),
EXPENSES, REINVESTED DISTRIBUTIONS AND                                                     is compiled by Lehman Brothers, a global
CHANGES IN NET ASSET VALUE. INVESTMENT        PRINCIPAL RISKS OF INVESTING IN THE FUND     investment bank.
RETURN AND PRINCIPAL VALUE WILL
FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR      The Fund may invest in obligations              The unmanaged STANDARD & POOR'S
LOSS WHEN YOU SELL SHARES.                    issued by agencies and instrumentalities     COMPOSITE INDEX OF 500 STOCKS (the S&P
                                              of the U.S. government that may vary in      500 --Registered Trademark-- Index) is an
   AIM V.I. MONEY MARKET FUND, A SERIES       the level of support they receive from       index of common stocks frequently used
PORTFOLIO OF AIM VARIABLE INSURANCE           the U.S government. The U.S. government      as a general measure of U.S. stock
FUNDS, IS CURRENTLY OFFERED THROUGH           may choose not to provide financial          market performance.
INSURANCE COMPANIES ISSUING VARIABLE          support to U.S. government sponsored
PRODUCTS. YOU CANNOT PURCHASE SHARES OF       agencies or instrumentalities if it is          A direct investment cannot be made in
THE FUND DIRECTLY. PERFORMANCE FIGURES        not legally obligated to do so, in which     an index. Unless otherwise indicated,
GIVEN REPRESENT THE FUND AND ARE NOT          case, if the issuer defaulted, the           index results include reinvested
INTENDED TO REFLECT ACTUAL VARIABLE           underlying fund holding securities of        dividends, and they do not reflect sales
PRODUCT VALUES. THEY DO NOT REFLECT           such issuer might not be able to recover     charges.
SALES CHARGES, EXPENSES AND FEES              its investment from the U.S government.
ASSESSED IN CONNECTION WITH A VARIABLE                                                        The Fund is not managed to track the
PRODUCT. SALES CHARGES, EXPENSES AND             If the seller of a repurchase             performance of any particular index,
FEES, WHICH ARE DETERMINED BY THE             agreement in which the Fund invests          including the indexes defined here, and
VARIABLE PRODUCT ISSUERS, WILL VARY AND       defaults on its obligation or declares       consequently, the performance of the
WILL LOWER THE TOTAL RETURN.                  bankruptcy, the Fund may experience          Fund may deviate significantly from the
                                              delays in selling the securities             performance of the indexes.
                                              underlying the repurchase agreement.

                                                                                                         AIM V.I. MONEY MARKET FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                       ACTUAL EXPENSES                                 The hypothetical account values and
                                                                                           expenses may not be used to estimate the
As a shareholder of the Fund, you incur       The table below provides information         actual ending account balance or
ongoing costs, including management           about actual account values and actual       expenses you paid for the period. You
fees; distribution and/or service(12b-l)      expenses. You may use the information in     may use this information to compare the
fees; and other Fund expenses. This           this table, together with the amount you     ongoing costs of investing in the Fund
example is intended to help you               invested, to estimate the expenses that      and other funds. To do so, compare this
understand your ongoing costs (in             you paid over the period. Simply divide      5% hypothetical example with the 5%
dollars) of investing in the Fund and to      your account value by $1,000 (for            hypothetical examples that appear in the
compare these costs with ongoing costs        example, an $8,600 account value divided     shareholder reports of the other funds.
of investing in other mutual funds. The       by $1,000 = 8.6), then multiply the
example is based on an investment of          result by the number in the table under         Please note that the expenses shown
$1,000 invested at the beginning of the       the heading entitled "Actual Expenses        in the table are meant to highlight your
period and held for the entire period         Paid During Period" to estimate the          ongoing costs. Therefore, the
July 1,2006, through December 31,2006.        expenses you paid on your account during     hypothetical information is useful in
                                              this period.                                 comparing ongoing costs, and will not
   The actual and hypothetical expenses                                                    help you determine the relative total
in the examples below do not represent        HYPOTHETICAL EXAMPLE FOR COMPARISON          costs of owning different funds.
the effect of any fees or other expenses      PURPOSES
assessed in connection with a variable
product; if they did, the expenses shown      The table below also provides
would be higher while the ending account      information about hypothetical account
values shown would be lower.                  values and hypothetical expenses based
                                              on the Fund's actual expense ratio and
                                              an assumed rate of return of 5% per year
                                              before expenses, which is not the fund's
                                              actual return.

===================================================================================================================================
                                                ACTUAL                             HYPOTHETICAL
                                                                                 (5% ANNUAL RETURN
                                                                                  BEFORE EXPENSES)
                  BEGINNING            ENDING            EXPENSES             ENDING            EXPENSES        ANNUALIZED
 SHARE          ACCOUNT VALUE       ACCOUNT VALUE      PAID DURING         ACCOUNT VALUE      PAID DURING        EXPENSE
 CLASS            (7/1/06)          (12/31/06)(1)       PERIOD(2)           (12/31/06)         PERIOD(2)          RATIO
Series 1         $ 1,000.00          $ 1,022.80          $ 4.59             $ 1,020.67          $ 4.58            0.90%
Series II          1,000.00            1,021.50            5.86               1,019.41            5.85            1.15

(1)   The actual ending account value is based on the actual total return of the Fund for the period July 1,2006, through
      December 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.

(2)   Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.
===================================================================================================================================

                                                                                                         AIM V.I. MONEY MARKET FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees of AIM Variable         - The nature and extent of the advisory      changes should be made to the Fund and
Insurance Funds (the "Board") oversees        services to be provided by AIM. The          that it was not necessary to change the
the management of AIM V.I. Money Market       Board reviewed the services to be            Fund's portfolio management team at this
Fund (the "Fund") and, as required by         provided by AIM under the Advisory           time. However, due to the Fund's
law, determines annually whether to           Agreement. Based on such review, the         under-performance, the Board also
approve the continuance of the Fund's         Board concluded that the range of            concluded that it would be appropriate
advisory agreement with AIM Advisors,         services to be provided by AIM under the     for the Board to continue to closely
Inc. ("AIM"). Based upon the                  Advisory Agreement was appropriate and       monitor and review the performance of
recommendation of the Investments             that AIM currently is providing services     the Fund. Although the independent
Committee of the Board, at a meeting          in accordance with the terms of the          written evaluation of the Fund's Senior
held on June 27, 2006, the Board,             Advisory Agreement.                          Officer (discussed below) only
including all of the independent                                                           considered Fund performance through the
trustees, approved the continuance of         - The quality of services to be provided     most recent calendar year, the Board
the advisory agreement (the "Advisory         by AIM. The Board reviewed the               also reviewed more recent Fund
Agreement") between the Fund and AIM for      credentials and experience of the            performance, which did not change their
another year, effective July 1, 2006.         officers and employees of AIM who will       conclusions.
                                              provide investment advisory services to
   The Board considered the factors           the Fund. In reviewing the                   - Meetings with the Fund's portfolio
discussed below in evaluating the             qualifications of AIM to provide             managers and investment personnel. With
fairness and reasonableness of the            investment advisory services, the Board      respect to the Fund, the Board is
Advisory Agreement at the meeting on          considered such issues as AIM's              meeting periodically with such Fund's
June 27, 2006 and as part of the Board's      portfolio and product review process,        portfolio managers and/or other
ongoing oversight of the Fund. In their       AIM's legal and compliance function,         investment personnel and believes that
deliberations, the Board and the              AIM's use of technology, AIM's portfolio     such individuals are competent and able
independent trustees did not identify         administration function and the quality      to continue to carry out their
any particular factor that was                of AIM's investment research. Based on       responsibilities under the Advisory
controlling, and each trustee attributed      the review of these and other factors,       Agreement.
different weights to the various              the Board concluded that the quality of
factors.                                      services to be provided by AIM was           - Overall performance of AIM. The Board
                                              appropriate and that AIM currently is        considered the overall performance of
   One responsibility of the independent      providing satisfactory services in           AIM in providing investment advisory
Senior Officer of the Fund is to manage       accordance with the terms of the             and portfolio administrative services to
the process by which the Fund's proposed      Advisory Agreement.                          the Fund and concluded that such
management fees are negotiated to ensure                                                   performance was satisfactory.
that they are negotiated in a manner          - The performance of the Fund relative
which is at arms' length and reasonable.      to comparable funds. The Board reviewed      - Fees relative to those of clients of
To that end, the Senior Officer must          the performance of the Fund during the       AIM with comparable investment
either supervise a competitive bidding        past one, three and five calendar years      strategies. The Board reviewed the
process or prepare an independent             against the performance of funds advised     effective advisory fee rate (before
written evaluation. The Senior Officer        by other advisors with investment            waivers) for the Fund under the Advisory
has recommended an independent written        strategies comparable to those of the        Agreement. The Board noted that this
evaluation in lieu of a competitive           Fund. The Board noted that the Fund's        rate was (i) above the effective
bidding process and, upon the direction       performance in such periods was below        advisory fee rate (before waivers) for a
of the Board, has prepared such an            the median performance of such               mutual fund advised by AIM with
independent written evaluation. Such          comparable funds. Based on this review       investment strategies comparable to
written evaluation also considered            and after taking account of all of the       those of the Fund (which mutual fund has
certain of the factors discussed below.       other factors that the Board considered      an "all-in" fee structure whereby AIM
In addition, as discussed below, the          in determining whether to continue the       pays all of the fund's ordinary oper-
Senior Officer made a recommendation to       Advisory Agreement for the Fund, the         ating expenses) and the same as the
the Board in connection with such             Board concluded that no changes should       effective advisory fee rate (before
written evaluation.                           be made to the Fund and that it was not      waivers) for a second mutual fund
                                              necessary to change the Fund's portfolio     advised by AIM with investment
   The discussion below serves as a           management team at this time. However,       strategies comparable to those of the
summary of the Senior Officer's               due to the Fund's under-performance, the     Fund; and (ii) above the effective advi-
independent written evaluation and            Board also concluded that it would be        sory and sub-advisory fee rates for one
recommendation to the Board in                appropriate for the Board to continue to     Canadian mutual fund advised by an AIM
connection therewith, as well as a            closely monitor and review the               affiliate and sub-advised by AIM with
discussion of the material factors and        performance of the Fund. Although the        investment strategies comparable to
the conclusions with respect thereto          independent written evaluation of the        those of the Fund. The Board noted that
that formed the basis for the Board's         Fund's Senior Officer (discussed below)      AIM has agreed to limit the Fund's total
approval of the Advisory Agreement.           only considered Fund performance through     operating expenses, as discussed below.
After consideration of all of the             the most recent calendar year, the Board     Based on this review, the Board con-
factors below and based on its informed       also reviewed more recent Fund               cluded that the advisory fee rate for
business judgment, the Board determined       performance, which did not change their      the Fund under the Advisory Agreement
that the Advisory Agreement is in the         conclusions.                                 was fair and reasonable.
best interests of the Fund and its
shareholders and that the compensation        - The performance of the Fund relative       - Fees relative to those of comparable
to AIM under the Advisory Agreement is        to indices. The Board reviewed the           funds with other advisors. The Board
fair and reasonable and would have been       performance of the Fund during the past      reviewed the advisory fee rate for the
obtained through arm's length                 one, three and five calendar years           Fund under the Advisory Agreement. The
negotiations.                                 against the performance of the Lipper        Board compared effective contractual
                                              Variable Underlying Fund Money Market        advisory fee rates at a common asset
   Unless otherwise stated, information       Index. The Board noted that the Fund's       level at the end of the past calendar
presented below is as of June 27, 2006        performance in such periods was below        year and noted that the Fund's rate was
and does not reflect any changes that         the performance of such Index. Based on      comparable to the median rate of the
may have occurred since June 27, 2006,        this review and after taking account of      funds advised by
including but not limited to changes to       all of the other factors that the Board
the Fund's performance, advisory fees,        considered in determining whether to
expense limitations and/or fee waivers.       continue the Advisory Agreement for the
                                              Fund, the Board concluded that no

                                                                                                        AIM V.I. MONEY MARKET FUND

other advisors with investment                affiliated money market funds, AIM has       - AIM's financial soundness in light of
strategies comparable to those of the         voluntarily agreed to waive a portion        the Fund's needs. The Board considered
Fund that the Board reviewed. The Board       of the advisory fees it receives from        whether AIM is financially sound and
noted that AIM has agreed to limit the        the Fund attributable to such                has the resources necessary to perform
Fund's total operating expenses, as           investment. The Board further determined     its obligations under the Advisory
discussed below. Based on this review,        that the proposed securities lending         Agreement, and concluded that AIM has
the Board concluded that the advisory         program and related procedures with          the financial resources necessary to
fee rate for the Fund under the Advisory      respect to the lending Fund is in the        fulfill its obligations under the
Agreement was fair and reasonable.            best interests of the lending Fund and       Advisory Agreement.
                                              its respective shareholders. The Board
- Expense limitations and fee waivers.        therefore concluded that the investment      - Historical relationship between the
The Board noted that AIM has                  of cash collateral received in               Fund and AIM. In determining whether to
contractually agreed to waive fees            connection with the securities lending       continue the Advisory Agreement for the
and/or limit expenses of the Fund             program in the money market funds            Fund, the Board also considered the
through April 30, 2008 so that total          according to the procedures is in the        prior relationship between AIM and the
annual operating expenses are limited         best interests of the lending Fund and       Fund, as well as the Board's knowledge
to a specified percentage of average          its respective shareholders.                 of AIM's operations, and concluded that
daily net assets for each class of the                                                     it was beneficial to maintain the cur-
Fund. The Board considered the                - Independent written evaluation and         rent relationship, in part, because of
contractual nature of this fee waiver         recommendations of the Fund's Senior         such knowledge. The Board also reviewed
and noted that it remains in effect           Officer. The Board noted that, upon          the general nature of the non-investment
until April 30, 2008.                         their direction, the Senior Officer of       advisory services currently performed by
                                              the Fund, who is independent of AIM and      AIM and its affiliates, such as
    The Board considered the effect           AIM's affiliates, had prepared an            administrative, transfer agency and
this fee waiver/expense limitation            independent written evaluation in order      distribution services, and the fees
would have on the Fund's estimated            to assist the Board in determining the       received by AIM and its affiliates for
expenses and concluded that the               reasonableness of the proposed               performing such services. In addition to
levels of fee waivers/expense                 management fees of the AIM Funds,            reviewing such services, the trustees
limitations for the Fund were                 including the Fund. The Board noted that     also considered the organizational
fair and reasonable.                          the Senior Officer's written evaluation      structure employed by AIM and its
                                              had been relied upon by the Board in         affiliates to provide those services.
- Breakpoints and economies of scale.         this regard in lieu of a competitive         Based on the review of these and other
The Board reviewed the structure of the       bidding process. In determining whether      factors, the Board concluded that AIM
Fund's advisory fee under the Advisory        to continue the Advisory Agreement for       and its affiliates were qualified to
Agreement, noting that it includes one        the Fund, the Board considered the           continue to provide non-investment
breakpoint. The Board reviewed the level      Senior Officer's written evaluation.         advisory services to the Fund, including
of the Fund's advisory fees, and noted                                                     administrative, transfer agency and
that such fees, as a percentage of the        - Profitability of AIM and its               distribution services, and that AIM and
Fund's net assets, would decrease as net      affiliates. The Board reviewed               its affiliates currently are providing
assets increase because the Advisory          information concerning the profitability     satisfactory non-investment advisory
Agreement includes a breakpoint. The          of AIM's (and its affiliates')               services.
Board noted that, due to the Fund's           investment advisory and other activities
asset levels at the end of the past           and its financial condition. The Board       - Other factors and current trends. The
calendar year and the way in which the        considered the overall profitability of      Board considered the steps that AIM and
advisory fee breakpoint has been              AIM, as well as the profitability of AIM     its affiliates have taken over the last
structured, the Fund has yet to benefit       in connection with managing the Fund.        several years, and continue to take, in
from the breakpoint. The Board concluded      The Board noted that AIM's operations        order to improve the quality and
that the Fund's fee levels under the          remain profitable, although increased        efficiency of the services they provide
Advisory Agreement therefore would            expenses in recent years have reduced        to the Funds in the areas of investment
reflect economies of scale at higher          AIM's profitability. Based on the review     performance, product line
asset levels and that it was not              of the profitability of AIM's and its        diversification, distribution, fund
necessary to change the advisory fee          affiliates' investment advisory and          operations, shareholder services and
breakpoints in the Fund's advisory fee        other activities and its financial           compliance. The Board concluded that
schedule.                                     condition, the Board concluded that the      these steps taken by AIM have improved,
                                              compensation to be paid by the Fund to       and are likely to continue to improve,
- Investments in affiliated money market      AIM under its Advisory Agreement was not     the quality and efficiency of the servic-
funds. The Board also took into account       excessive.                                   es AIM and its affiliates provide to the
the fact that uninvested cash and cash                                                     Fund in each of these areas, and support
collateral from securities lending            - Benefits of soft dollars to AIM. The       the Board's approval of the continuance
arrangements, if any (collectively,           Board considered the benefits realized       of the Advisory Agreement for the Fund.
"cash balances") of the Fund may be           by AIM as a result of brokerage
invested in money market funds advised        transactions executed through "soft
by AIM pursuant to the terms of an SEC        dollar" arrangements. Under these
exemptive order. The Board found that         arrangements, brokerage commissions paid
the Fund may realize certain benefits         by other funds advised by AIM are used
upon investing cash balances in AIM           to pay for research and execution
advised money market funds, including a       services. This research may be used by
higher net return, increased liquidity,       AIM in making investment decisions for
increased diversification or decreased        the Fund. The Board concluded that such
transaction costs. The Board also found       arrangements were appropriate.
that the Fund will not receive reduced
services if it invests its cash
balances in such money market funds.
The Board noted that, to the extent the
Fund invests uninvested cash in

AIM V.I. Money Market Fund

SCHEDULE OF INVESTMENTS

December 31, 2006


                                                          PRINCIPAL
                                                           AMOUNT
                                               MATURITY    (000)          VALUE
----------------------------------------------------------------------------------
COMMERCIAL PAPER-45.42%(A)

ASSET-BACKED SECURITIES-COMMERCIAL
  LOANS/LEASES-10.30%

Amstel Funding Corp.
  (Acquired 11/02/06; Cost $1,468,680)
  5.22%(b)(c)                                  03/26/07     $1,500     $ 1,477,040
----------------------------------------------------------------------------------
  (Acquired 11/01/06; Cost $839,210)
  5.25%(b)(c)                                  02/06/07        851         846,656
----------------------------------------------------------------------------------
Atlantis One Funding Corp. (Acquired
  12/21/06; Cost $893,882)
  5.32%(b)(c)                                  02/05/07        900         895,478
----------------------------------------------------------------------------------
Fountain Square Commercial Funding Corp.
  (Acquired 10/03/06; Cost $1,488,708)
  5.25%(b)                                     01/30/07      1,515       1,508,814
==================================================================================
                                                                         4,727,988
==================================================================================

ASSET-BACKED SECURITIES-FULLY BACKED-10.29%

Concord Minutemen Capital Co., LLC- Series A
  (Multi CEP's-Liberty Hampshire Co., LLC;
  agent)
  (Acquired 09/26/06; Cost $975,733)
  5.20%(b)                                     03/13/07      1,000         989,889
----------------------------------------------------------------------------------
  (Acquired 12/04/06; Cost $1,179,027)
  5.20%(b)                                     04/04/07      1,200       1,184,053
----------------------------------------------------------------------------------
Govco Inc. (Multi CEP's-Government sponsored
  entities)
  (Acquired 09/19/06; Cost $974,042)
  5.25%(b)                                     03/16/07      1,000         989,354
----------------------------------------------------------------------------------
Tulip Funding Corp. (CEP-ABN AMRO Bank N.V.)
  (Acquired 12/11/06; Cost $1,556,701)
  5.31%(b)(c)                                  01/03/07      1,562       1,561,770
==================================================================================
                                                                         4,725,066
==================================================================================

ASSET-BACKED SECURITIES-MULTI-PURPOSE-6.52%

CRC Funding LLC
  (Acquired 12/01/06; Cost $1,984,804)
  5.26%(b)                                     01/22/07      2,000       1,994,156
----------------------------------------------------------------------------------
Sheffield Receivables Corp. (Acquired
  10/06/06; Cost $986,318)
  5.24%(b)                                     01/12/07      1,000         998,545
==================================================================================
                                                                         2,992,701
==================================================================================

                                                          PRINCIPAL
                                                           AMOUNT
                                               MATURITY    (000)          VALUE
----------------------------------------------------------------------------------


ASSET-BACKED SECURITIES-SECURITY INVESTMENT
  VEHICLES-16.58%

Aquifer Funding Ltd./LLC (Acquired 12/07/06;
  Cost $1,991,445)
  5.31%(b)                                     01/05/07     $2,000     $ 1,999,115
----------------------------------------------------------------------------------
Beta Finance Corp./Inc. (Acquired 10/20/06;
  Cost $973,175)
  5.22%(b)(c)                                  04/23/07      1,000         983,905
----------------------------------------------------------------------------------
Klio II Funding Ltd./Corp. (Acquired
  12/13/06; Cost $1,204,944)
  5.26%(b)                                     03/15/07      1,221       1,208,155
----------------------------------------------------------------------------------
Liberty Harbour CDO Ltd./Inc. (Acquired
  12/11/06; Cost $852,310)
  5.29%(b)                                     02/02/07        859         855,087
----------------------------------------------------------------------------------
Scaldis Capital Ltd./LLC (Acquired 10/13/06;
  Cost $974,770)
  5.22%(b)(c)                                  04/05/07      1,000         986,515
----------------------------------------------------------------------------------
  (Acquired 12/21/06; Cost $520,578)
  5.32%(b)(c)                                  02/16/07        525         521,509
----------------------------------------------------------------------------------
Tierra Alta Funding, Ltd./Corp. (Acquired
  11/01/06; Cost $1,049,040)
  5.27%(b)                                     01/17/07      1,061       1,058,670
==================================================================================
                                                                         7,612,956
==================================================================================

DIVERSIFIED BANKS-1.73%

HBOS Treasury Services PLC
  5.30%(c)                                     02/08/07        800         795,642
==================================================================================
    Total Commercial Paper (Cost $20,854,353)                           20,854,353
==================================================================================
VARIABLE RATE DEMAND NOTES-26.61%(D)

INSURED-0.50%(E)

Omaha (City of), Nebraska; Special Tax
  Redevelopment;
  Series 2002 B, Taxable RB (INS-Ambac
  Assurance Corp.)
  5.40%(f)(g)                                  02/01/13        230         230,000
==================================================================================

LETTER OF CREDIT ENHANCED-26.11%(H)

Albany (City of), New York Industrial
  Development Agency (Albany Medical Center
  Hospital);
  Series 2006 B, Taxable RB
  (LOC-Citizens Bank of Pennsylvania)
  5.35%(f)(g)                                  05/01/35      1,000       1,000,000
----------------------------------------------------------------------------------
Albuquerque (City of), New Mexico (KTech
  Corp. Project);
  Series 2002, Taxable RB (LOC-Wells Fargo
  Bank, N.A.) 5.42%(g)                         11/01/22        700         700,000
----------------------------------------------------------------------------------

AIM V.I. Money Market Fund


                                                          PRINCIPAL
                                                           AMOUNT
                                               MATURITY    (000)          VALUE
----------------------------------------------------------------------------------
LETTER OF CREDIT ENHANCED-(CONTINUED)

Corp. Finance Managers Inc.; Floating Rate
  Notes (LOC-Wells Fargo Bank, N.A.)
  5.42%(f)(g)                                  02/02/43     $2,535     $ 2,535,000
----------------------------------------------------------------------------------
EPC Allentown, LLC;
  Series 2005, Floating Rate Bonds
  (LOC-Wachovia Bank, N.A.)
  5.35%(f)(g)                                  07/01/30      3,200       3,200,000
----------------------------------------------------------------------------------
Lehigh (County of), Pennsylvania Industrial
  Development Authority (Bouras Industries
  Project);
  Series 2002 C, Taxable IDR
  (LOC-Wachovia Bank, N.A.)
  5.35%(f)(g)                                  11/01/13        595         595,000
----------------------------------------------------------------------------------
Moon (Township of), Pennsylvania Industrial
  Development Authority (One Thorn Run
  Project);
  Series 1995 B, Taxable IDR (LOC-National
  City Bank of Pennsylvania) 5.42%(f)(g)       11/01/15        755         755,000
----------------------------------------------------------------------------------
Roman Catholic Diocese of Charlotte; Series
  2002, Floating Rate Bonds (LOC-Wachovia
  Bank, N.A.)
  5.35%(f)(g)                                  05/01/14      1,200       1,200,000
----------------------------------------------------------------------------------
Thomasville (City of), Georgia Payroll
  Development Authority (American Fresh Foods
  L.P.); Series 2005 B, Taxable RB
  (LOC-Wachovia Bank, N.A.)
  5.40%(f)(g)                                  09/01/17      2,000       2,000,000
==================================================================================
                                                                        11,985,000
==================================================================================
    Total Variable Rate Demand Notes (Cost
      $12,215,000)                                                      12,215,000
==================================================================================
MEDIUM-TERM NOTES-5.88%

Metropolitan Life Global Funding I Floating
  Rate MTN (Acquired 11/10/04; Cost $700,525)
  5.45%(b)(g)                                  12/28/07        700         700,200
----------------------------------------------------------------------------------
Societe Generale S.A.; Unsec. Floating Rate
  MTN (Acquired 10/26/05 Cost $2,000,000)
  5.34%(b)(c)(g)                               01/02/08      2,000       2,000,000
==================================================================================
    Total Medium-Term Notes (Cost $2,700,200)                            2,700,200
==================================================================================
MASTER NOTE AGREEMENT-4.35%

Merrill Lynch Mortgage Capital, Inc.
  (Acquired 12/06/06; Cost $2,000,000)
  5.44%(b)(f)(g)(i)                            02/05/07      2,000       2,000,000
==================================================================================

                                                          PRINCIPAL
                                                           AMOUNT
                                               MATURITY    (000)          VALUE
----------------------------------------------------------------------------------

ASSET-BACKED SECURITIES-4.36%

FULLY BACKED-2.18%

RACERS Trust;
  Series 2004-6-MM, Floating Rate Notes
  (CEP-Lehman Brothers Holdings Inc.)
  (Acquired 04/13/04; Cost $1,000,000)
  5.37%(b)(g)                                  05/22/07     $1,000     $ 1,000,000
==================================================================================

STRUCTURED-2.18%

Permanent Financing PLC; (United Kingdom)
  Series 9A, Class 1A, Floating Rate Bonds
  (Acquired 03/15/06; Cost $1,000,000)
  5.32%(b)(c)(g)                               03/10/07      1,000       1,000,000
==================================================================================
    Total Asset-Backed Securities (Cost
      $2,000,000)                                                        2,000,000
==================================================================================
FUNDING AGREEMENTS-2.18%

New York Life Insurance Co. (Acquired
  04/05/06; Cost $1,000,000)
  5.42%(b)(g)(j)                               04/05/07      1,000       1,000,000
==================================================================================
TOTAL INVESTMENTS (excluding Repurchase
  Agreements)-88.80% (Cost $40,769,553)                                 40,769,553

__________________________________________________________________________________
==================================================================================
                                                          REPURCHASE
                                                            AMOUNT
----------------------------------------------------------------------------------
REPURCHASE AGREEMENTS-11.58%(K)

Citigroup Global Markets Inc.,
  Joint Term agreement dated 12/27/07,
  aggregate maturing value $1,301,357,590
  (collateralized by Corporate obligations valued at
  $1,365,000,001; 0%-8.00%, 11/15/18-12/20/46)
  5.39%, 01/03/07                                         2,002,090      2,000,000
----------------------------------------------------------------------------------
Greenwich Capital Markets, Inc.,
  Joint agreement dated 12/29/07, aggregate maturing
  value $800,472,889 (collateralized by U.S. government
  obligations valued at $816,000,064; 3.81%-7.60%,
  04/01/16-10/01/46)
  5.32%, 01/02/07                                         3,317,234      3,315,274
==================================================================================
    Total Repurchase Agreements
      (Cost $5,315,274)                                                  5,315,274
==================================================================================
TOTAL INVESTMENTS-100.38% (Cost $46,084,827)(l)(m)
                                                                        46,084,827
==================================================================================
OTHER ASSETS LESS LIABILITIES-(0.38)%                                     (175,131)
==================================================================================
NET ASSETS-100.00%                                                     $45,909,696
__________________________________________________________________________________
==================================================================================

AIM V.I. Money Market Fund

Investment Abbreviations:

CEP     - Credit Enhancement Provider
IDR     - Industrial Development Revenue Bonds
LOC     - Letter of Credit
MTN     - Medium-Term Notes
RACERS  - Restructured Asset Certificates with Enhanced ReturnS(SM)
RB      - Revenue Bonds
INS     - Insurer
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Security may be traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at December 31, 2006 was $27,758,911, which represented 60.46% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) The security is credit guaranteed, enhanced or has credit risk by a foreign entity. The foreign credit exposure to countries other than the United States of America (as a percentage of net assets) is summarized as follows:
    Netherlands: 10.4%; United Kingdom: 6.1%; other countries less than 5%:
    7.6%.
(d) Demand security; payable upon demand by the Fund at specified time intervals no greater than thirteen months.
(e) Principal and/or interest payments are secured by the bond insurance company listed.
(f) In accordance with the procedures established by the Board of Trustees, investments are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(g) Interest rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2006.
(h) Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(i) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon one or two business day's notice depending upon the timing of the demand.
(j) Security considered to be illiquid. The Fund is limited to investing 10% of net assets in illiquid securities at the time of purchase. The value of this security considered illiquid at December 31, 2006 represented 2.18% of the Fund's Net Assets.
(k) Principal amount equals value at period end. See Note 1I.
(l) Also represents cost for federal income tax purposes.
(m) Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer's obligation but may be called upon to satisfy issuers obligations.

ENTITIES                                                        PERCENTAGE
--------------------------------------------------------------------------
Wachovia Bank, N.A.                                                15.2%
--------------------------------------------------------------------------
Wells Fargo Bank, N.A.                                              7.0
--------------------------------------------------------------------------
Amstel Funding Corp.                                                5.1
--------------------------------------------------------------------------
Other Entities Less Than 5%                                        61.0
__________________________________________________________________________
==========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Money Market Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:

Investments, excluding repurchase agreements,
  at value
  (cost $40,769,553)                             $40,769,553
------------------------------------------------------------
Repurchase agreements (cost $5,315,274)            5,315,274
============================================================
    Total investments (cost $46,084,827)          46,084,827
============================================================
Interest receivable                                   99,086
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                52,578
============================================================
    Total assets                                  46,236,491
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                             208,476
------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                             59,055
------------------------------------------------------------
Accrued administrative services fees                  25,046
------------------------------------------------------------
Accrued distribution fees-Series II                    1,473
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             3,385
------------------------------------------------------------
Accrued transfer agent fees                              724
------------------------------------------------------------
Accrued operating expenses                            28,636
============================================================
    Total liabilities                                326,795
============================================================
Net assets applicable to shares outstanding      $45,909,696
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $45,903,352
------------------------------------------------------------
Undistributed net investment income                    6,344
============================================================
                                                 $45,909,696
____________________________________________________________
============================================================

NET ASSETS:

Series I                                         $43,568,246
____________________________________________________________
============================================================
Series II                                        $ 2,341,450
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                          43,566,934
____________________________________________________________
============================================================
Series II                                          2,341,336
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $      1.00
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $      1.00
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2006

INVESTMENT INCOME:

Interest                                          $2,466,025
____________________________________________________________
============================================================

EXPENSES:

Advisory fees                                        193,553
------------------------------------------------------------
Administrative services fees                         141,239
------------------------------------------------------------
Custodian fees                                         4,368
------------------------------------------------------------
Distribution fees-Series II                            6,227
------------------------------------------------------------
Transfer agent fees                                    6,576
------------------------------------------------------------
Trustees' and officer's fees and benefits             16,324
------------------------------------------------------------
Professional services fees                            54,419
------------------------------------------------------------
Other                                                 17,798
============================================================
    Total expenses                                   440,504
============================================================
Net investment income                              2,025,521
============================================================
Net increase in net assets resulting from
  operations                                       2,025,521
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Money Market Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2006 and 2005

                                                                 2006            2005
-----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 2,025,521    $  1,334,306
-----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Series I                                                     (1,928,189)     (1,235,959)
-----------------------------------------------------------------------------------------
  Series II                                                       (97,332)        (98,347)
=========================================================================================
    Decrease in net assets resulting from distributions        (2,025,521)     (1,334,306)
=========================================================================================
Share transactions-net:
  Series I                                                     (1,354,278)     (9,084,618)
-----------------------------------------------------------------------------------------
  Series II                                                      (738,190)     (2,996,593)
=========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (2,092,468)    (12,081,211)
=========================================================================================
    Net increase (decrease) in net assets                      (2,092,468)    (12,081,211)
=========================================================================================

NET ASSETS:

  Beginning of year                                            48,002,164      60,083,375
=========================================================================================
  End of year (including undistributed net investment income
    of $6,344 and $6,344, respectively)                       $45,909,696    $ 48,002,164
_________________________________________________________________________________________
=========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Money Market Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Money Market Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- The Fund's securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly to separate accounts of participating insurance companies. Distributions from net realized gain, if any, are generally paid annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are securities consistent with the Fund's investment objectives and may consist of U.S. Government Securities, U.S. Government Agency Securities

AIM V.I. Money Market Fund

     and/or, Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.40%
-------------------------------------------------------------------
Over $250 million                                             0.35%
 __________________________________________________________________
===================================================================


AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2008. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) extraordinary items; (iv) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2006, AMVESCAP did not reimburse any such expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts.

    The Fund may reimburse AIM for up to 0.25% of average daily assets invested by each insurance company providing administrative services to the Fund. Pursuant to such agreement, for the year ended December 31, 2006, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $91,239 for services provided by insurance companies.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with AIM Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2006, expenses incurred under the Plan are shown in the Statement of Operations as distribution fees.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the

AIM V.I. Money Market Fund

Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2006, the Fund paid legal fees of $3,948 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 4--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceed 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended December 31, 2006 the Fund did not borrow or lend under the interfund lending facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 5--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years December 31, 2006 and 2005 was as follows:

                                                                 2006          2005
--------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $2,025,521    $1,334,306
--------------------------------------------------------------------------------------
Long-term capital gain                                                --            --
======================================================================================
Total distributions                                           $2,025,521    $1,334,306
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2006, the components of net assets on a tax basis were as follows:

                                                                   2006
---------------------------------------------------------------------------
Undistributed ordinary income                                   $    57,564
---------------------------------------------------------------------------
Temporary book/tax differences                                      (51,220)
---------------------------------------------------------------------------
Shares of beneficial interest                                    45,903,352
===========================================================================
  Total net assets                                              $45,909,696
___________________________________________________________________________
===========================================================================


    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of December 31, 2006.

AIM V.I. Money Market Fund

NOTE 6--SHARE INFORMATION

                                             CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                                       2006(A)                          2005
                                                              --------------------------    ----------------------------
                                                                SHARES         AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     29,676,430    $29,676,430      55,383,109    $ 55,383,109
------------------------------------------------------------------------------------------------------------------------
  Series II                                                       808,564        808,564      10,356,640      10,356,640
========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                      1,928,164      1,928,164       1,235,959       1,235,959
------------------------------------------------------------------------------------------------------------------------
  Series II                                                        97,332         97,332          98,347          98,347
========================================================================================================================
Reacquired:
  Series I                                                    (32,958,863)   (32,958,863)    (65,703,686)    (65,703,686)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                    (1,644,095)    (1,644,095)    (13,451,580)    (13,451,580)
========================================================================================================================
                                                               (2,092,468)   $(2,092,468)    (12,081,211)   $(12,081,211)
________________________________________________________________________________________________________________________
========================================================================================================================

(a) There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 84% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 7--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and currently intends for the Fund to adopt FIN 48 provisions during the fiscal year ending December 31, 2007.

AIM V.I. Money Market Fund


NOTE 8--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     SERIES I
                                                              -------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------
                                                               2006          2005       2004       2003        2002
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  1.00       $  1.00    $  1.00    $  1.00    $   1.00
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.04          0.02       0.01       0.01        0.01
=====================================================================================================================
Less dividends from net investment income                       (0.04)        (0.02)     (0.01)     (0.01)      (0.01)
=====================================================================================================================
Net asset value, end of period                                $  1.00       $  1.00    $  1.00    $  1.00    $   1.00
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(a)                                                  4.27%         2.51%      0.69%      0.58%       1.19%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $43,568       $44,923    $54,008    $77,505    $119,536
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets                          0.90%(b)      0.82%      0.75%      0.66%       0.67%
=====================================================================================================================
Ratio of net investment income to average net assets             4.20%(b)      2.46%      0.67%      0.59%       1.18%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)  Ratios are based on average daily net assets of $45,897,600.

                                                                                   SERIES II
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                               2006          2005      2004       2003       2002
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  1.00       $ 1.00    $  1.00    $  1.00    $ 1.00
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.04         0.02      0.004      0.003      0.01
==================================================================================================================
Less dividends from net investment income                       (0.04)       (0.02)    (0.004)    (0.003)    (0.01)
==================================================================================================================
Net asset value, end of period                                $  1.00       $ 1.00    $  1.00    $  1.00    $ 1.00
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(a)                                                  4.01%        2.26%      0.44%      0.33%     0.93%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 2,341       $3,080    $ 6,076    $ 2,382    $7,831
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets                          1.15%(b)     1.07%      1.00%      0.91%     0.92%
==================================================================================================================
Ratio of net investment income to average net assets             3.95%(b)     2.21%      0.42%      0.34%     0.93%
__________________________________________________________________________________________________________________
==================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)  Ratios are based on average daily net assets of $2,490,676.

NOTE 9--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

AIM V.I. Money Market Fund

PENDING LITIGATION AND REGULATORY INQUIRIES

On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing; and

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. Money Market Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Money Market Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Money Market Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report, dated February 4, 2005, expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

February 14, 2007
Houston, Texas

AIM V.I. Money Market Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2006:

     FEDERAL AND STATE INCOME TAX

    Corporate Dividends Received Deduction*              0%


      * The above percentage is based on ordinary income dividends paid to shareholders during the fund's fiscal year.

AIM V.I. Money Market Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993           Director and Chairman, A I M Management    None
   Trustee and Vice Chair                         Group Inc. (financial services holding
                                                  company); Director and Vice Chairman,
                                                  AMVESCAP PLC; Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm) and
                                                  Trustee and Vice Chair of The AIM Family
                                                  of Funds--Registered Trademark--

                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer);
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and President
                                                  and Principal Executive Officer of The
                                                  AIM Family of Funds--Registered
                                                  Trademark--
-------------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954     2006           Director, Chief Executive Officer and      None
   Trustee, President and                         President, A I M Management Group Inc.,
   Principal                                      AIM Mutual Fund Dealer Inc. (registered
   Executive Officer                              broker dealer), AIM Funds Management
                                                  Inc. (registered investment advisor) and
                                                  1371 Preferred Inc. (holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc., INVESCO Funds Group, Inc.
                                                  (registered investment advisor and
                                                  register transfer agent) and AIM GP
                                                  Canada Inc. (general partner for a
                                                  limited partnership); Director, A I M
                                                  Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Director and
                                                  Chairman, AIM Investment Services, Inc.,
                                                  Fund Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); Director, President and
                                                  Chairman, AVZ Callco Inc. (holding
                                                  company); AMVESCAP Inc. (holding
                                                  company) and AIM Canada Holdings Inc.
                                                  (holding company); Director and Chief
                                                  Executive Officer, AIM Trimark Corporate
                                                  Class Inc. (formerly AIM Trimark Global
                                                  Fund Inc.) (corporate mutual fund
                                                  company) and AIM Trimark Canada Fund
                                                  Inc. (corporate mutual fund company);
                                                  Trustee, President and Principal
                                                  Executive Officer of The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); Trustee and
                                                  Executive Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); and Manager,
                                                  Powershares Capital Management LLC

                                                  Formerly: President and Principal
                                                  Executive Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); Chairman, AIM
                                                  Canada Holdings, Inc.; Executive Vice
                                                  President and Chief Operations Officer,
                                                  AIM Funds Management Inc.; President,
                                                  AIM Trimark Global Fund Inc. and AIM
                                                  Trimark Canada Fund Inc.; and Director,
                                                  Trimark Trust (federally regulated
                                                  Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company
                                                  Formerly: Partner, law firm of Baker &     (2 portfolios))
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Founder, Green, Manning & Bunch Ltd.,      None
   Trustee                                        (investment banking firm); and Director,
                                                  Policy Studies, Inc. and Van Gilder
                                                  Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation (property casualty company)

                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and Director of various
                                                  affiliated Volvo companies; and
                                                  Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund
                                                  company); and Owner, Dos Angelos Ranch,    (non-profit)
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)

-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company
                                                                                             (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    Director, Mainstay VP Series
   Trustee                                        Formerly: Partner, Deloitte & Touche       Funds, Inc. (21 portfolios)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. Money Market Fund


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER     PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIP(S)
TRUST                              SINCE          DURING PAST 5 YEARS                       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Senior Vice President and Senior Officer  N/A
   Senior Vice President and                      of The AIM Family of Funds--Registered
   Senior Officer                                 Trademark--
                                                  Formerly: Director of Compliance and
                                                  Assistant General Counsel, ICON
                                                  Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962            2006           Director, Senior Vice President,          N/A
   Senior Vice President, Chief                   Secretary and General Counsel, A I M
   Legal Officer and Secretary                    Management Group Inc. and A I M
                                                  Advisors, Inc.; Director, Vice President
                                                  and Secretary, INVESCO Distributors,
                                                  Inc.; Vice President and Secretary,
                                                  A I M Capital Management, Inc., AIM
                                                  Investment Services, Inc., and Fund
                                                  Management Company; Senior Vice
                                                  President and Secretary, A I M
                                                  Distributors, Inc.; Director and Vice
                                                  President, INVESCO Funds Group Inc.;
                                                  Senior Vice President, Chief Legal
                                                  Officer and Secretary of The AIM Family
                                                  of Funds--Registered Trademark--; and
                                                  Manager, Powershares Capital Management
                                                  LLC

                                                  Formerly: Chief Operating Officer,
                                                  Senior Vice President, General Counsel,
                                                  and Secretary, Liberty Ridge Capital,
                                                  Inc. (an investment adviser); Vice
                                                  President and Secretary, PBHG Funds (an
                                                  investment company); Vice President and
                                                  Secretary, PBHG Insurance Series Fund
                                                  (an investment company); General Counsel
                                                  and Secretary, Pilgrim Baxter Value
                                                  Investors (an investment adviser); Chief
                                                  Operating Officer, General Counsel and
                                                  Secretary, Old Mutual Investment
                                                  Partners (a broker-dealer); General
                                                  Counsel and Secretary, Old Mutual Fund
                                                  Services (an administrator); General
                                                  Counsel and Secretary, Old Mutual
                                                  Shareholder Services (a shareholder
                                                  servicing center); Executive Vice
                                                  President, General Counsel and
                                                  Secretary, Old Mutual Capital, Inc. (an
                                                  investment adviser); and Vice President
                                                  and Secretary, Old Mutual Advisors Funds
                                                  (an investment company)
------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Global Compliance Director, AMVESCAP      N/A
   Vice President                                 PLC; and Vice President of The AIM
                                                  Family of Funds--Registered Trademark--

                                                  Formerly: Senior Vice President, A I M
                                                  Management Group Inc. (financial
                                                  services holding company); Senior Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Advisors, Inc. and The AIM Family
                                                  of Funds--Registered Trademark--; Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Vice President, AIM
                                                  Investment Services, Inc. and Fund
                                                  Management Company; Senior Vice
                                                  President and Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; and Senior Vice President
                                                  and Compliance Director, Delaware
                                                  Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Senior Vice President and General
   Vice President                                 Counsel, AMVESCAP PLC; Director, INVESCO
                                                  Funds Group, Inc.; and Vice President of
                                                  The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Director, Vice President and    N/A
                                                  General Counsel, Fund Management
                                                  Company; Director, Senior Vice
                                                  President, Secretary and General
                                                  Counsel, A I M Management Group Inc. and
                                                  A I M Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Senior Vice President, A I M
                                                  Distributors, Inc.; Vice President,
                                                  A I M Capital Management, Inc. and AIM
                                                  Investment Services, Inc.; Senior Vice
                                                  President, Chief Legal Officer and
                                                  Secretary of The AIM Family of
                                                  Funds--Registered Trademark--; Chief
                                                  Executive Officer and President, INVESCO
                                                  Funds Group, Inc.; and Senior Vice
                                                  President, and General Counsel, Liberty
                                                  Financial Companies, Inc. and Senior
                                                  Vice President and General Counsel
                                                  Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M  N/A
   Vice President, Principal                      Advisors, Inc.; and Vice President,
   Financial Officer and                          Treasurer and Principal Officer of The
   Treasurer                                      AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief           N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc. and Vice President
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, Senior Vice
                                                  President and Senior Investment Officer,
                                                  A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing     N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc. and The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); and
                                                  President and Principal Executive
                                                  Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust Only)
                                                  Formerly: Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only)
------------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967         2005           Anti-Money Laundering Compliance          N/A
   Anti-Money Laundering                          Officer, A I M Advisors, Inc., A I M
   Compliance Officer                             Capital Management, Inc., A I M
                                                  Distributors, Inc., AIM Investment
                                                  Services, Inc., AIM Private Asset
                                                  Management, Inc., Fund Management
                                                  Company and The AIM Family of
                                                  Funds--Registered Trademark--
                                                  Formerly: Manager of the Fraud
                                                  Prevention Department, AIM Investment
                                                  Services, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958        2006           Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                       Group Inc.; Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc.; and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company

                                                  Formerly: Global Head of Product
                                                  Development, AIG-Global Investment
                                                  Group, Inc.; Chief Compliance Officer
                                                  and Deputy General Counsel,
                                                  AIG-SunAmerica Asset Management; and
                                                  Chief Compliance Officer, Chief
                                                  Operating Officer and Deputy General
                                                  Counsel, American General Investment
                                                  Management
------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           The Bank of New York
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           2 Hanson Place
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Brooklyn, NY 11217-1431
Floor                         1177 Avenue of the       Houston, TX 77210-4739
Philadelphia, PA 19103-7599   Americas
                              New York, NY 10036-2714

      DOMESTIC EQUITY                                                                         AIM V.I. SMALL CAP EQUITY FUND

      Small Cap                                                                    Annual Report to Shareholders - December 31, 2006

The Fund provides a complete list of its holdings
four times in each fiscal year, at the
quarter-ends. For the second and fourth quarters,
the lists appear in the Fund's semiannual and
annual reports to shareholders. For the first and
third quarters, the Fund files the lists with the
Securities and Exchange Commission (SEC) on Form
N-Q. The Fund's Form N-Q filings are available on
the SEC Web site, sec.gov. Copies of the Fund's
Forms N-Q may be reviewed and copied at the SEC
Public Reference Room in Washington, D.C.You can                                                 [COVER GLOBE IMAGE]
obtain information on the operation of the Public
Reference Room, including information about
duplicating fee charges, by calling 202-942-8090
or 800-732-0330, or by electronic request at the
following E-mail address: publicinfo@sec.gov. The
SEC file numbers for the Fund are 811-07452 and
033-57340. The Fund's most recent portfolio
holdings, as filed on Form N-Q, have also been
made available to insurance companies issuing
variable annuity contracts and variable life
insurance policies ("variable products") that
invest in the Fund.

A description of the policies and procedures that
the Fund uses to determine how to vote proxies
relating to portfolio securities is available
without charge, upon request, from our Client
Services department at 800-410-4246 or on the AIM
Web site, AIMinvestments.com. On the home page,                                                AIM V.I. SMALL CAP EQUITY FUND
scroll down and click on AIM Funds Proxy Policy.                                           seeks long-term growth of capital.
The information is also available on the SEC Web
site, sec.gov.

Information regarding how the Fund voted proxies
related to its portfolio securities during the 12
months ended June 30, 2006, is available at our
Web site. Go to AIMinvestments.com, access the
About Us tab, click on Required Notices and then
click on Proxy Voting Activity. Next, select the                UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT
Fund from the drop-down menu. The information is                IS AS OF DECEMBER 31, 2006, AND IS BASED ON TOTAL NET ASSETS.
also available on the SEC Web site, sec.gov.

                                                    =========================================================================
                                                    THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
                                                    PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE
[AIM INVESTMENTS LOGO]                              INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ
--Registered Trademark--                            EACH CAREFULLY BEFORE INVESTING.
                                                    =========================================================================

                                                              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

                                                                                            AIM V.I. SMALL CAP EQUITY FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                 analysis to make sure there are no signs
==========================================================================================  of stock deterioration. This also serves as a risk management measure that helps
PER FORMANCE SUMMARY                                                                        us confirm our high conviction
                                                                                            candidates.
For the year ended December 31, 2006, AIM V.I. Small Cap Equity Fund, excluding variable
product issuer charges, produced positive returns and outperformed the broad market, as           We consider selling or trimming a
measured by the S&P 500 --REGISTERED TRADEMARK-- Index. The Fund performed in line with     stock when:
the Russell 2000 --REGISTERED TRADEMARK-- Index -- its style-specific benchmark -- as
outperformance in some sectors was offset by underperformance in other sectors.                   - The company's fundamental
                                                                                            business prospects deteriorate.
      Solid stock selection and strong performance by small-cap stocks enabled the Fund to
outperform the large-cap oriented S&P 500 Index.                                                  - A stock hits its target price.

      Your Fund's long-term performance appears on pages 4-5.                                     - The company's technical profile
                                                                                            deteriorates.
FUND VS. INDEXES
                                                                                            MARKET CONDITIONS AND YOUR FUND
TOTAL RETURNS, 12/31/05 - 12/31/06, EXCLUDING VARIABLE PRODUCT ISSUER CHARGES.
IF VARIABLE PRODUCT ISSUER CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.              Domestic equities posted solid returns
                                                                                            in 2006, leaving several major market
                                                                                            indexes near multi-year highs. Strong
                                                                                            economic growth, favorable corporate
Series I Shares                                                                    17.44%   earnings results and continued benign
Series II Shares                                                                   17.12    inflation benefited equities, offsetting
S&P 500 Index (Broad Market Index)                                                 15.78    high energy prices, a slowing housing
Russell 2000 Index (Style-Specific Index)                                          18.37    market and the U.S. Federal Reserve
Lipper Small-Cap Core Funds Index (Peer Group Index)                               13.70    Board's (the Fed) tightening campaign.
SOURCE: LIPPER INC.
==========================================================================================        Although mixed signals from the
                                                                                            Fed created some market volatility in
HOW WE INVEST                                       STOCK SELECTION: We select stocks       May and June, the market began to rally
                                              based on an analysis of individual            when the Fed left interest rates
We focus on small-cap companies with visible  companies. Our three-step selection process   unchanged at several meetings beginning
and long-term growth opportunities, as        includes:                                     in August. In addition, the price of
demonstrated by consistent and accelerating                                                 crude oil and other commodities
earnings growth. Our investment philosophy          1. Fundamental analysis. Building       stabilized, fostering optimism that a
involves:                                     financial models and conducting in-depth      hard landing for the U.S. economy could
                                              interviews with company management.           be avoided. For the year, while
      PORTFOLIO CONSTRUCTION: We align the                                                  small-cap stocks led the market higher,
fund with the S&P 600 Index, the benchmark          2. Valuation analysis. Identifying      large-and mid-cap stocks also had
we believe represents the small-cap-core      attractively valued stocks given their        double-digit returns. Additionally,
asset class. We seek to control risk by       growth potential over a one- to two-year      value stocks outperformed growth stocks.
keeping the Fund's sector weightings in line  horizon.                                      Positive performance was broad among
with the benchmark by staying fully                                                         Russell 2000 Index sectors, with the
diversified in all those sectors.                   3. Technical analysis. Identifying the  best returns found in materials,
                                              "timeliness" of a stock purchase. We review   telecommunication services and consumer
                                              trading volume characteristics and trend      staples.

====================================================================================================================================
PORTFOLIO COMPOSITION                         TOP FIVE INDUSTRIES*                          TOP 10 EQUITY HOLDINGS*
------------------------------------------------------------------------------------------------------------------------------------
By sector                                     1. Regional Banks                       6.0%  1. NTELOS Holdings Corp.            1.4%
Financials                             18.1%  2. Semiconductors                       4.5   2. Energen Corp.                    1.3
Information Technology                 17.2   3. Property & Casualty Insurance        4.2   3. Pinnacle Entertainment, Inc.     1.3
Industrials                            17.0   4. Application Software                 3.8   4. DJO Inc.                         1.2
Consumer Discretionary                 12.0   5. Oil & Gas Equipment & Services       3.6   5. Snap-On Inc.                     1.2
Health Care                            11.3   Total Net Assets             $94.10 million   6. FMC Corp.                        1.2
Energy                                  7.4                                                 7. UAP Holding Corp.                1.2
Materials                               6.1   Total Number of Holdings*               117   8. Compass Minerals International,
Consumer Staples                        4.0                                                    Inc.                             1.2
Telecommunication Services              2.0                                                 9. TreeHouse Foods, Inc.            1.2
Utilities                               1.9                                                 10. Philadelphia Consolidated
Money Market Funds Plus                                                                          Holding Co.                    1.2
Other Assets Less Liabilities           3.0

*Excluding money market fund holdings.

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
====================================================================================================================================

                                                                                            AIM V.I. SMALL CAP EQUITY FUND

      The Fund benefited from positive        benefit from the worldwide acceleration in    The views and opinions expressed in
absolute performance in all 10 economic       non-residential construction activity.        management's discussion of Fund
sectors, with the highest positive impact on  However, we sold our position in the company  performance are those of A I M Advisors,
performance coming from holdings in the       before the close of the year. One other       Inc. These views and opinions are
financials, industrials and consumer          holding that performed well was               subject to change at any time based on
discretionary sectors. On a relative basis,   PEOPLESUPPORT, a company that provides        factors such as market and economic
the Fund performed in line with the Russell   outsourced customer care through a call       conditions. These views and opinions may
2000 Index, as outperformance in several      center in the Philippines. The company        not be relied upon as investment advice
sectors was offset by underperformance in     benefited from solid growth in market share   or recommendations, or as an offer for a
other sectors.                                as it had a significant cost advantage over   particular security. The information is
                                              its key competitors.                          not a complete analysis of every aspect
      The Fund outperformed the Russell 2000                                                of any market, country, industry,
Index by the widest margin in the financials        The Fund underperformed relative to     security or the Fund. Statements of fact
sector, primarily due to solid stock          the Russell 2000 Index by the largest margin  are from sources considered reliable,
selection. We had particular success with a   in the information technology (IT) and        but A I M Advisors, Inc. makes no
number of bank stocks, including HANCOCK      materials sectors. In the IT sector, Fund     representation or warranty as to their
HOLDINGS, a leading provider of commercial    performance was hindered by several software  completeness or accuracy. Although
and consumer banking services along the Gulf  holdings, including BISYS. BISYS was          historical performance is no guarantee
coasts of Mississippi and Louisiana. This     negatively affected when the company          of future results, these insights may
bank has benefited from strong earnings       reported disappointing results and lowered    help you understand our investment
growth as a result of increased deposits      earnings guidance for 2007. Despite the       management philosophy.
associated with the rebuilding efforts along  pullback, we continued to maintain a
the Gulf coast. Commercial real estate        position in the stock for several reasons,                       Juliet S. Ellis
services provider JONES LANG LASALLE also     including its attractive valuation. One                          Chartered Financial
made a significant contribution to Fund       other area of weakness was the semiconductor     [ELLIS PHOTO]   Analyst, senior
performance. This company delivered strong    industry, where NEXTEST, DSP GROUP and                           portfolio manager, is
results in all business segments, exceeding   SEMTECH detracted from performance. However,                     lead manager of AIM
sales and earnings expectations in several    some of this underperformance in these two                       V.I. Small Cap Equity
consecutive quarters. Other areas of          industries was offset by strong stock                            Fund.
strength included diversified financials and  selection in the hardware industry.
insurance.                                                                                  Ms. Ellis joined AIM in 2004. She
                                                    In the materials sector,                previously served as senior portfolio
      The Fund also outperformed the          underperformance versus the Russell 2000      manager of two small-cap funds for
style-specific index in the consumer          Index was due to both stock selection and an  another company and was responsible for
discretionary sector due to stock selection   underweight position in metals and mining     the management of more than $2 billion
in the specialty retailing industry. Fund     stocks. Many of these stocks had strong       in assets. Ms. Ellis began her
holding GYMBOREE, a children's apparel        performance during the reporting period.      investment career in 1981 as a financial
retailer, was up more than 65% during the                                                   consultant. She is a Cum Laude and Phi
reporting period, as the company's strategy         The most significant changes to         Beta Kappa graduate of Indiana
to broaden its assortment of merchandise led  overall positioning of the Fund included      University with a B.A. in economics and
to strong sales growth. Other retailing       additions in the materials,                   political science.
holdings that made key contributions          telecommunication services and consumer
included TOO, which we sold, and CACHE. One   discretionary sectors and reductions in the                      Juan R. Hartsfield
other key contributor in the sector was Gulf  financials and IT sectors. All changes to                        Chartered Financial
coast casino operator PINNACLE ENTERTAINMENT  the Fund were based on our bottom-up stock       [HARTSFIELD     Analyst, portfolio
as the company generated strong revenue       selection process of identifying high               PHOTO]       of manager, is
growth from a combination of the successful   quality growth companies trading at what we                      manager AIM V.I.
opening of a new upscale facility in Lake     believe are attractive valuations.                               Small Cap Equity
Charles, LA., and the closing of several                                                                       Fund. Prior to
competing facilities in the area.             IN CLOSING
                                                                                            joining AIM in 2004, he began his
      The Fund also benefited from strong     Although we are pleased to have provided      investment career in 2000 as an equity
stock selection in the industrials sector.    positive returns for our investors for the    analyst and most recently served as a
In the capital goods industry, crane          year, we are always striving to improve       portfolio manager. Mr. Hartsfield earned
manufacturer MANITOWOC was the top            performance and help you meet your financial  a B.S. in petroleum engineering from The
contributor to overall Fund performance       goals. We thank you for your commitment to    University of Texas and his M.B.A. from
during the year. The company's significant    AIM V.I. Small Cap Equity Fund.               the University of Michigan.
global presence positioned it to
                                                                                            Assisted by the Small Cap Core/Growth
                                                                                            Team

                                                                                            FOR A DISCUSSION OF THE RISKS OF
                                                                                            INVESTING IN YOUR FUND, INDEXES USED IN
                                                                                            THIS REPORT AND YOUR FUND'S LONG-TERM
                                                                                            PERFORMANCE, PLEASE SEE PAGES 4-5.

============================================
YOUR FUND'S LONG-TERM PERFORMANCE                                                           AIM V.I. SMALL CAP EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS                  RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR  PRODUCT. SALES CHARGES, EXPENSES AND
                                              HIGHER. PLEASE CONTACT YOUR VARIABLE PRODUCT  FEES, WHICH ARE DETERMINED BY THE
As of 12/31/06                                ISSUER OR FINANCIAL ADVISOR FOR THE MOST      VARIABLE PRODUCT ISSUERS, WILL VARY AND
SERIES I SHARES                               RECENT MONTH-END VARIABLE PRODUCT             WILL LOWER THE TOTAL RETURN.
Inception (8/29/03)                   14.72%  PERFORMANCE. PERFORMANCE FIGURES REFLECT
   1 Year                             17.44   FUND EXPENSES, REINVESTED DISTRIBUTIONS AND         PER NASD REQUIREMENTS, THE MOST
                                              CHANGES IN NET ASSET VALUE. INVESTMENT        RECENT MONTH-END PERFORMANCE DATA AT THE
SERIES II SHARES                              RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO  FUND LEVEL, EXCLUDING VARIABLE PRODUCT
Inception (8/29/03)                   14.50%  THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU     CHARGES, IS AVAILABLE ON THIS AIM
   1 Year                             17.12   SELL SHARES.                                  AUTOMATED INFORMATION LINE,
============================================                                                866-702-4402. AS MENTIONED ABOVE, FOR
                                                    AIM V.I. SMALL CAP EQUITY FUND, A       THE MOST RECENT MONTH-END PERFORMANCE
                                              SERIES PORTFOLIO OF AIM VARIABLE INSURANCE    INCLUDING VARIABLE PRODUCT CHARGES,
CUMULATIVE TOTAL RETURNS                      FUNDS, IS CURRENTLY OFFERED THROUGH           PLEASE CONTACT YOUR VARIABLE PRODUCT
                                              INSURANCE COMPANIES ISSUING VARIABLE          ISSUER OR FINANCIAL ADVISOR.
6 months ended 12/31/06                       PRODUCTS. YOU CANNOT PURCHASE SHARES OF THE
Series I Shares                        6.88%  FUND DIRECTLY. PERFORMANCE FIGURES GIVEN            HAD THE ADVISOR NOT WAIVED FEES
Series II Shares                       6.78   REPRESENT THE FUND AND ARE NOT INTENDED TO    AND/OR REIMBURSED EXPENSES, PERFORMANCE
============================================  REFLECT ACTUAL VARIABLE PRODUCT VALUES. THEY  WOULD HAVE BEEN LOWER.
                                              DO NOT REFLECT SALES CHARGES, EXPENSES AND
THE PERFORMANCE OF THE FUND'S SERIES I AND    FEES ASSESSED IN CONNECTION WITH A VARIABLE
SERIES II SHARE CLASSES WILL DIFFER
PRIMARILY DUE TO DIFFERENT CLASS EXPENSES.

      THE PERFORMANCE DATA QUOTED REPRESENT
PAST PERFORMANCE AND CANNOT GUARANTEE
COMPARABLE FUTURE
====================================================================================================================================

Principal risks of investing in the Fund            Because a large percentage of the             Although the Fund's return during
                                              Fund's assets may be invested in a limited    certain periods was positively impacted
Prices of equity securities change in         number of securities, a change in the value   by its investments in initial public
response to many factors including the        of those securities could significantly       offerings (IPOs), there can be no
historical and prospective earnings of the    affect the value of your investment in the    assurance that the Fund will have
issuer, the value of its assets, general      Fund.                                         favorable IPO investment opportunities
economic conditions, interest rates,                                                        in the future.
investor perceptions and market liquidity.          The Fund invests in synthetic
                                              instruments, the value of which may not       ABOUT INDEXES USED IN THIS REPORT
      Investing in a fund that invests in     correlate perfectly with the overall
smaller companies involves risks not          securities markets. Rising interest rates     THE UNMANAGED STANDARD & POOR'S
associated with investing in more             and market price fluctuations will affect     COMPOSITE INDEX OF 500 STOCKS (the S&P
established companies, such as business       the performance of the Fund's investments in  500 Index) is an index of common stocks
risk, stock price fluctuations and            synthetic instruments. Also, synthetic        frequently used as a general measure of
illiquidity.                                  instruments are subject to counter party      U.S. stock market performance.
                                              risk -- the risk that the other party in the
      Foreign securities have additional      transaction will not fulfill its contractual        The unmanaged STANDARD & POOR'S
RISKS, including exchange rate changes,       obligation to complete the transaction with   COMPOSITE INDEX OF 600 STOCKS (the S&P
political and economic upheaval, the          the Fund.                                     600) is an index of common stocks
relative lack of information about these                                                    frequently used as a general measure of
companies, relatively low market liquidity          If the seller of a repurchase           the small company segment of the U.S.
and the potential lack of strict financial    agreement in which the Fund invests defaults  stock market.
and accounting controls and standards.        on its obligation or declares bankruptcy,
                                              the Fund may experience delays in selling           The unmanaged LIPPER SMALL-CAP
      The value of convertible securities in  the securities underlying the repurchase      CORE FUNDS INDEX represents an average
which the Fund invests may be affected by     agreement.                                    of the performance of the 30 largest
market interest rates, the risk that the                                                    small-capitalization core funds tracked
issuer may default on interest or principal         There is no guarantee that the          by Lipper Inc., an independent mutual
payments and the value of the underlying      investment techniques and risk analyses used  fund performance monitor.
common stock into which these securities      by the Fund's portfolio managers will
may be converted.                             produce the desired results.                        The unmanaged RUSSELL 2000 INDEX
                                                                                            represents the performance of the stocks
                                                                                            of

                                                                                            Continued on page 5

====================================================================================================================================
PAST PERFORMANCE CANNOT GUARANTEE COMPARABLE                                                AIM V.I. SMALL CAP EQUITY FUND
FUTURE RESULTS.

Continued from page 4

domestic small-capitalization company. The    of funds reflects fund expenses; performance  (CFA --Registered Trademark--)
Russell 2000 Index is a trademark/service     of a market index does not.                   designation is a globally recognized
mark of the Frank Russell Company Russell --                                                standard for measuring the competence
Registered Trademark-- is a trademark of the  OTHER INFORMATION                             and integrity of investment
Frank Russell Company.                                                                      professionals.
                                              The returns shown in the management's
      In conjunction with the annual          discussion of Fund performance are based on
prospectus update on or about May 1, 2007,    net asset values calculated for shareholder
the AIM V.I Small Cap Equity Fund prospectus  transactions. Generally accepted accounting will be amended to reflect that the Fund has  principles require adjustments to be made to
elected to use the Lipper Variable            the net assets of the Fund at period end for
Underlying Funds (VUF) Small-Cap Core Funds   financial reporting purposes, and as such,
Index as its peer group rather than the       the net asset value for shareholder
Lipper Small-Cap Core Funds Index. The        transactions and the returns based on those
Lipper VUF Small-Cap Core Funds Index,        net asset values may differ from the net
recently published by Lipper Inc., comprises  asset values and returns reported in the
the largest underlying funds in each          Financial Highlights. Additionally, the
variable insurance category and does not      returns and net asset values shown
include mortality and expense fees.           throughout this report are at the Fund level
                                              only and do not include variable product
      The Fund is not managed to track the    issuer charges. If such charges were
performance of any particular index,          included, the total returns would be lower.
including the indexes defined here, and
consequently, the performance of the Fund           Industry classifications used in this
may deviate significantly from the            report are generally according to the Global
performance of the indexes.                   Industry Classification Standard, which was
                                              developed by and is the exclusive property
      A direct investment cannot be made in   and a service mark of Morgan Stanley Capital
an index. Unless otherwise indicated, index   International Inc. and Standard & Poor's.
results include reinvested dividends, and
they do not reflect sales charges.                  The Chartered Financial
Performance of an index                       Analyst--Registered Trademark--

===========================================================================================================================
                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Fund data from 8/29/03, index data from 8/31/03

         AIM V.I. SMALL CAP EQUITY FUND  AIM V.I. SMALL CAP EQUITY FUND                                     LIPPER SMALL-CAP
 DATE           -SERIES I SHARES               -SERIES II SHARES         S&P 500 INDEX  RUSSELL 2000 INDEX  CORE FUNDS INDEX
----------------------------------------------------------------------------------------------------------------------------
8/29/03              $ 10000                        $ 10000
   8/03                10000                          10000                 $ 10000          $ 10000            $ 10000
   9/03                 9830                           9830                    9894             9815               9783
  10/03                10650                          10650                   10454            10640              10552
  11/03                10990                          10990                   10545            11017              10932
  12/03                11393                          11387                   11098            11241              11236
   1/04                11713                          11707                   11302            11729              11592
   2/04                11964                          11958                   11459            11834              11793
   3/04                12074                          12068                   11286            11945              11921
   4/04                11563                          11548                   11109            11336              11512
   5/04                11694                          11678                   11261            11516              11612
   6/04                12034                          12018                   11480            12001              12107
   7/04                11183                          11167                   11100            11193              11469
   8/04                10732                          10717                   11145            11135              11369
   9/04                11163                          11137                   11265            11658              11934
  10/04                11433                          11418                   11437            11888              12130
  11/04                12224                          12208                   11900            12919              13088
  12/04                12465                          12439                   12305            13301              13299
   1/05                12065                          12038                   12005            12746              12914
   2/05                12445                          12419                   12257            12962              13215
   3/05                12185                          12158                   12041            12591              12883
   4/05                11484                          11458                   11812            11870              12187
   5/05                12205                          12168                   12188            12647              12840
   6/05                12506                          12469                   12205            13135              13278
   7/05                13066                          13028                   12659            13967              14067
   8/05                12916                          12879                   12544            13708              13937
   9/05                13105                          13069                   12645            13751              14070
  10/05                12875                          12829                   12434            13324              13638
  11/05                13565                          13509                   12904            13971              14261
  12/05                13475                          13429                   12909            13907              14304
   1/06                14506                          14440                   13250            15154              15394
   2/06                14566                          14501                   13286            15112              15293
   3/06                14976                          14901                   13452            15845              15966
   4/06                15257                          15181                   13632            15843              16086
   5/06                14925                          14861                   13240            14953              15310
   6/06                14806                          14730                   13258            15049              15206
   7/06                14406                          14329                   13340            14560              14689
   8/06                14777                          14689                   13656            14991              14980
   9/06                14917                          14829                   14008            15115              15050
  10/06                15537                          15439                   14464            15986              15778
  11/06                16028                          15930                   14739            16406              16238
  12/06                15817                          15719                   14946            16461              16264
===========================================================================================================================
                                                             SOURCE: LIPPER INC.

CALCULATING YOUR ONGOING FUND EXPENSES                                                      AIM V.I. SMALL CAP EQUITY FUND

EXAMPLE                                       ACTUAL EXPENSES                               not the Fund's actual return. The Fund's

As a shareholder of the Fund, you incur       The table below provides information about    actual Cumulative total return at net
ongoing costs, including management fees;     actual account values and actual expenses.    asset value after expenses for the six
distribution and/or service (12b-1) fees;     You may use the information in this table,    months ended December 31, 2006, appear
and other Fund expenses. This example is      together with the amount you invested, to     in the table "Cumulative Total Returns"
intended to help you understand your ongoing  estimate the expenses that you paid over the  on page 4.
costs (in dollars) of investing in the Fund   period. Simply divide your account value by
and to compare these costs with ongoing       $1,000 (for example, an $8,600 account value        The hypothetical account values
costs of investing in other mutual funds.     divided by $1,000 = 8.6), then multiply the   and expenses may not be used to estimate
The example is based on an investment of      result by the number in the table under the   the actual ending account balance or
$1,000 invested at the beginning of the       heading entitled "Actual Expenses Paid        expenses you paid for the period. You
period and held for the entire period July    During Period" to estimate the expenses you   may use this information to compare the
1, 2006, through December 31, 2006.           paid on your account during this period.      ongoing costs of investing in the Fund
                                                                                            and other funds. To do so, compare this
      The actual and hypothetical expenses    Hypothetical example for comparison purposes  5% hypothetical example with the 5%
in the examples below do not represent the                                                  hypothetical examples that appear in the
effect of any fees or other expenses          The table below also provides information     shareholder reports of the other funds.
assessed in connection with a variable        about hypothetical account values and
product; if they did, the expenses shown      hypothetical expenses based on the Fund's           Please note that the expenses
would be higher while the ending account      actual expense ratio and an assumed rate of   shown in the table are meant to
values shown would be lower.                  return of 5% per year before expenses, which  highlight your ongoing costs. Therefore,
                                              is                                            the hypothetical information is useful
                                                                                            in comparing ongoing costs, and will not
                                                                                            help you determine the relative total
                                                                                            costs of owning different funds.
====================================================================================================================================

                                                                    HYPOTHETICAL
                                      ACTUAL           (5% ANNUAL RETURN BEFORE EXPENSES)
              BEGINNING       ENDING        EXPENSES            ENDING      EXPENSES       ANNUALIZED
SHARE       ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING       ACCOUNT VALUE  PAID DURING      EXPENSE
CLASS         (7/1/06)     (12/31/06)(1)    PERIOD(2)         (12/31/06)    PERIOD(2)        RATIO
-----------------------------------------------------------------------------------------------------
Series I     $ 1,000.00     $ 1,068.80      $ 6.00           $ 1,019.41      $ 5.85          1.15%
Series II      1,000.00       1,067.80        7.30             1,018.15        7.12          1.40
=====================================================================================================

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 4.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT                                                   AIM V.I. SMALL CAP EQUITY FUND

The Board of Trustees of AIM Variable         provided by AIM under the Advisory            Board also reviewed more recent Fund
Insurance Funds (the "Board") oversees the    Agreement. Based on such review, the Board    performance, which did not change their
management of AIM V.I. Small Cap Equity Fund  concluded that the range of services to be    conclusions.
(the "Fund") and, as required by law,         provided by AIM under the Advisory Agreement
determines annually whether to approve the    was appropriate and that AIM currently is     - Meetings with the Fund's portfolio
continuance of the Fund's advisory agreement  providing services in accordance with the     managers and investment personnel. With
with A I M Advisors, Inc. ("AIM"). Based      terms of the Advisory Agreement.              respect to the Fund, the Board is
upon the recommendation of the Investments                                                  meeting periodically with such Fund's
Committee of the Board, at a meeting held on  - The quality of services to be provided by   portfolio managers and/or other
June 27, 2006, the Board, including all of    AIM. The Board reviewed the credentials and   investment personnel and believes that
the independent trustees, approved the        experience of the officers and employees of   such individuals are competent and able
continuance of the advisory agreement (the    AIM who will provide investment advisory      to continue to carry out their
"Advisory Agreement") between the Fund and    services to the Fund. In reviewing the        responsibilities under the Advisory
AIM for another year, effective July 1,       qualifications of AIM to provide investment   Agreement.
2006.                                         advisory services, the Board considered such
                                              issues as AIM's portfolio and product review  - Overall performance of AIM. The Board
      The Board considered the factors        process, various back office support          considered the overall performance of
discussed below in evaluating the fairness    functions provided by AIM and AIM's equity    AIM in providing investment advisory and
and reasonableness of the Advisory Agreement  and fixed income trading operations. Based    portfolio administrative services to the
at the meeting on June 27, 2006 and as part   on the review of these and other factors,     Fund and concluded that such performance
of the Board's ongoing oversight of the       the Board concluded that the quality of       was satisfactory.
Fund. In their deliberations, the Board and   services to be provided by AIM was
the independent trustees did not identify     appropriate and that AIM currently is         - Fees relative to those of clients of
any particular factor that was controlling,   providing satisfactory services in            AIM with comparable investment
and each trustee attributed different         accordance with the terms of the Advisory     strategies. The Board reviewed the
weights to the various factors.               Agreement.                                    effective advisory fee rate (before
                                                                                            waivers) for the Fund under the Advisory
      One responsibility of the independent                                                 Agreement. The Board noted that this
Senior Officer of the Fund is to manage the   - The performance of the Fund relative to     rate was (i) the same as the effective
process by which the Fund's proposed          comparable funds. The Board reviewed the      advisory fee rates (before waivers) for
management fees are negotiated to ensure      performance of the Fund during the past       two mutual funds advised by AIM with
that they are negotiated in a manner which    calendar year against the performance of      investment strategies comparable to
is at arms' length and reasonable. To that    funds advised by other advisors with          those of the Fund and below the
end, the Senior Officer must either           investment strategies comparable to those of  effective advisory fee rate (before
supervise a competitive bidding process or    the Fund. The Board noted that the Fund's     waivers) for a third mutual fund advised
prepare an independent written evaluation.    performance was above the median performance  by AIM with investment strategies
The Senior Officer has recommended an         of such comparable funds for the one year     comparable to those of the Fund; and
independent written evaluation in lieu of a   period. Based on this review and after        (ii) above the effective sub-advisory
competitive bidding process and, upon the     taking account of all of the other factors    fee rate for one Canadian mutual fund
direction of the Board, has prepared such an  that the Board considered in determining      sub-advised by an AIM affiliate with
independent written evaluation. Such written  whether to continue the Advisory Agreement    investment strategies comparable to
evaluation also considered certain of the     for the Fund, the Board concluded that no     those of the Fund. The Board noted that
factors discussed below. In addition, as      changes should be made to the Fund and that   AIM has agreed to waive advisory fees of
discussed below, the Senior Officer made a    it was not necessary to change the Fund's     the Fund and to limit the Fund's total
recommendation to the Board in connection     portfolio management team at this time.       operating expenses, as discussed below.
with such written evaluation.                 Although the independent written evaluation   Based on this review, the Board
                                              of the Fund's Senior Officer (discussed       concluded that the advisory fee rate for
      The discussion below serves as a        below) only considered Fund performance       the Fund under the Advisory Agreement
summary of the Senior Officer's independent   through the most recent calendar year, the    was fair and reasonable.
written evaluation and recommendation to the  Board also reviewed more recent Fund
Board in connection therewith, as well as a   performance, which did not change their       - Fees relative to those of comparable
discussion of the material factors and the    conclusions.                                  funds with other advisors. The Board
conclusions with respect thereto that formed                                                reviewed the advisory fee rate for the
the basis for the Board's approval of the     - The performance of the Fund relative to     Fund under the Advisory Agreement. The
Advisory Agreement. After consideration of    indices. The Board reviewed the performance   Board compared effective contractual
all of the factors below and based on its     of the Fund during the past calendar year     advisory fee rates at a common asset
informed business judgment, the Board         against the performance of the Lipper         level at the end of the past calendar
determined that the Advisory Agreement is in  Variable Underlying Fund Small-Cap Core       year and noted that the Fund's rate was
the best interests of the Fund and its        Index. The Board noted that the Fund's        comparable to the median rate of the
shareholders and that the compensation to     performance was above the performance of      funds advised by other advisors with
AIM under the Advisory Agreement is fair and  such Index for the one year period. Based on  investment strategies comparable to
reasonable and would have been obtained       this review and after taking account of all   those of the Fund that the Board
through arm's length negotiations.            of the other factors that the Board           reviewed. The Board noted that AIM has
                                              considered in determining whether to          agreed to waive advisory fees of the
      Unless otherwise stated, information    continue the Advisory Agreement for the       Fund and to limit the Fund's total
presented below is as of June 27, 2006 and    Fund, the Board concluded that no changes     operating expenses, as discussed below.
does not reflect any changes that may have    should be made to the Fund and that it was    Based on this review, the Board
occurred since June 27, 2006, including but   not necessary to change the Fund's portfolio  concluded that the advisory fee rate for
not limited to changes to the Fund's          management team at this time. Although the    the Fund under the Advisory Agreement
performance, advisory fees, expense           independent written evaluation of the Fund's  was fair and reasonable.
limitations and/or fee waivers.               Senior Officer (discussed below) only
                                              considered Fund performance through the most  - Expense limitations and fee waivers.
- The nature and extent of the advisory       recent calendar year, the                     The Board noted that AIM has
services to be provided by AIM. The Board                                                   contractually agreed to waive advisory
reviewed the services to be                                                                 fees of the Fund through April 30, 2008
                                                                                            to the extent necessary so that the
                                                                                            advisory fees payable by the Fund do not
                                                                                            exceed a specified maximum advisory fee
                                                                                            rate, which maximum rate includes
                                                                                            breakpoints and is based on net asset
                                                                                            levels. The Board considered the
                                                                                            contractual nature of this fee waiver
                                                                                            and noted

                                                                                            AIM V.I. SMALL CAP EQUITY FUND

that it remains in effect until April 30,     portion of the advisory fees it receives      - AIM's financial soundness in light of
2008. The Board noted that AIM has            from the Fund attributable to such            the Fund's needs. The Board considered
contractually agreed to waive fees and/or     investment. The Board further determined      whether AIM is financially sound and has
limit expenses of the Fund through April 30,  that the proposed securities lending program  the resources necessary to perform its
2008 in an amount necessary to limit total    and related procedures with respect to the    obligations under the Advisory
annual operating expenses to a specified      lending Fund is in the best interests of the  Agreement, and concluded that AIM has
percentage of average daily net assets for    lending Fund and its respective               the financial resources necessary to
each class of the Fund. The Board considered  shareholders. The Board therefore concluded   fulfill its obligations under the
the contractual nature of this fee            that the investment of cash collateral        Advisory Agreement.
waiver/expense limitation and noted that it   received in connection with the securities
remains in effect until April 30, 2008. The   lending program in the money market funds     - Historical relationship between the
Board considered the effect these fee         according to the procedures is in the best    Fund and AIM. In determining whether to
waivers/expense limitations would have on     interests of the lending Fund and its         continue the Advisory Agreement for the
the Fund's estimated expenses and concluded   respective shareholders.                      Fund, the Board also considered the
that the levels of fee waivers/expense                                                      prior relationship between AIM and the
limitations for the Fund were fair and        - Independent written evaluation and          Fund, as well as the Board's knowledge
reasonable.                                   recommendations of the Fund's Senior          of AIM's operations, and concluded that
                                              Officer. The Board noted that, upon their     it was beneficial to maintain the
- Breakpoints and economies of scale. The     direction, the Senior Officer of the Fund,    current relationship, in part, because
Board reviewed the structure of the Fund's    who is independent of AIM and AIM's           of such knowledge. The Board also
advisory fee under the Advisory Agreement,    affiliates, had prepared an independent       reviewed the general nature of the
noting that it does not include any           written evaluation in order to assist the     non-investment advisory services
breakpoints. The Board considered whether it  Board in determining the reasonableness of    currently performed by AIM and its
would be appropriate to add advisory fee      the proposed management fees of the AIM       affiliates, such as administrative,
breakpoints for the Fund or whether, due to   Funds, including the Fund. The Board noted    transfer agency and distribution
the nature of the Fund and the advisory fee   that the Senior Officer's written evaluation  services, and the fees received by AIM
structures of comparable funds, it was        had been relied upon by the Board in this     and its affiliates for performing such
reasonable to structure the advisory fee      regard in lieu of a competitive bidding       services. In addition to reviewing such
without breakpoints. Based on this review,    process. In determining whether to continue   services, the trustees also considered
the Board concluded that it was not           the Advisory Agreement for the Fund, the      the organizational structure employed by
necessary to add advisory fee breakpoints to  Board considered the Senior Officer's         AIM and its affiliates to provide those
the Fund's advisory fee schedule. The Board   written evaluation and the recommendation     services. Based on the review of these
reviewed the level of the Fund's advisory     made by the Senior Officer to the Board that  and other factors, the Board concluded
fees, and noted that such fees, as a          the Board consider whether the advisory fee   that AIM and its affiliates were
percentage of the Fund's net assets, would    waivers for certain equity AIM Funds,         qualified to continue to provide
remain constant under the Advisory Agreement  including the Fund should be simplified. The  non-investment advisory services to the
because the Advisory Agreement does not       Board concluded that it would be advisable    Fund, including administrative, transfer
include any breakpoints. The Board noted      to consider this issue and reach a decision   agency and distribution services, and
that AIM has contractually agreed to waive    prior to the expiration date of such          that AIM and its affiliates currently
advisory fees of the Fund through April 30,   advisory fee waivers.                         are providing satisfactory
2008 to the extent necessary so that the                                                    non-investment advisory services.
advisory fees payable by the Fund do not      - Profitability of AIM and its affiliates.
exceed a specified maximum advisory fee       The Board reviewed information concerning     - Other factors and current trends. The
rate, which maximum rate includes             the profitability of AIM's (and its           Board considered the steps that AIM and
breakpoints and is based on net asset         affiliates') investment advisory and other    its affiliates have taken over the last
levels. The Board concluded that the Fund's   activities and its financial condition. The   several years, and continue to take, in
fee levels under the Advisory Agreement       Board considered the overall profitability    order to improve the quality and
therefore would not reflect economies of      of AIM, as well as the profitability of AIM   efficiency of the services they provide
scale, although the advisory fee waiver       in connection with managing the Fund. The     to the Funds in the areas of investment
reflects economies of scale.                  Board noted that AIM's operations remain      performance, product line
                                              profitable, although increased expenses in    diversification, distribution, fund
- Investments in affiliated money market      recent years have reduced AIM's               operations, shareholder services and
funds. The Board also took into account the   profitability. Based on the review of the     compliance. The Board concluded that
fact that uninvested cash and cash            profitability of AIM's and its affiliates'    these steps taken by AIM have improved,
collateral from securities lending            investment advisory and other activities and  and are likely to continue to improve,
arrangements, if any (collectively, "cash     its financial condition, the Board concluded  the quality and efficiency of the
balances") of the Fund may be invested in     that the compensation to be paid by the Fund  services AIM and its affiliates provide
money market funds advised by AIM pursuant    to AIM under its Advisory Agreement was not   to the Fund in each of these areas, and
to the terms of an SEC exemptive order. The   excessive.                                    support the Board's approval of the
Board found that the Fund may realize                                                       continuance of the Advisory Agreement
certain benefits upon investing cash          - Benefits of soft dollars to AIM. The Board  for the Fund.
balances in AIM advised money market funds,   considered the benefits realized by AIM as a
including a higher net return, increased      result of brokerage transactions executed
liquidity, increased diversification or       through "soft dollar" arrangements. Under
decreased transaction costs. The Board also   these arrangements, brokerage commissions
found that the Fund will not receive reduced  paid by the Fund and/or other funds advised
services if it invests its cash balances in   by AIM are used to pay for research and
such money market funds. The Board noted      execution services. This research may be
that, to the extent the Fund invests          used by AIM in making investment decisions
uninvested cash in affiliated money market    for the Fund. The Board concluded that such
funds, AIM has voluntarily agreed to waive a  arrangements were appropriate.

AIM V.I. Small Cap Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2006


                                                SHARES        VALUE
----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.96%

AEROSPACE & DEFENSE-0.99%

Curtiss-Wright Corp.                              25,157   $   932,822
======================================================================

AIRLINES-0.35%

Allegiant Travel Co.(a)                           11,828       331,894
======================================================================

APPAREL RETAIL-3.05%

Cache, Inc.(a)                                    36,640       924,794
----------------------------------------------------------------------
Charming Shoppes, Inc.(a)                         64,147       867,909
----------------------------------------------------------------------
Christopher & Banks Corp.                         30,598       570,959
----------------------------------------------------------------------
Gymboree Corp. (The)(a)                           13,297       507,413
======================================================================
                                                             2,871,075
======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.52%

Fossil, Inc.(a)                                   21,686       489,670
======================================================================

APPLICATION SOFTWARE-3.82%

Blackbaud, Inc.                                   24,730       642,980
----------------------------------------------------------------------
Epicor Software Corp.(a)                          62,560       845,186
----------------------------------------------------------------------
Hyperion Solutions Corp.(a)                       27,163       976,238
----------------------------------------------------------------------
Transaction Systems Architects, Inc.(a)           25,389       826,920
----------------------------------------------------------------------
Ultimate Software Group, Inc. (The)(a)            13,127       305,334
======================================================================
                                                             3,596,658
======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.98%

Affiliated Managers Group, Inc.(a)                 8,812       926,406
======================================================================

AUTOMOTIVE RETAIL-1.01%

Midas, Inc.(a)                                    41,337       950,751
======================================================================

BIOTECHNOLOGY-0.39%

Cubist Pharmaceuticals, Inc.(a)                   20,184       365,532
======================================================================

BUILDING PRODUCTS-1.72%

Goodman Global, Inc.(a)                           52,989       911,411
----------------------------------------------------------------------
NCI Building Systems, Inc.(a)                     13,724       710,217
======================================================================
                                                             1,621,628
======================================================================

CASINOS & GAMING-1.28%

Pinnacle Entertainment, Inc.(a)                   36,313     1,203,413
======================================================================

COMMUNICATIONS EQUIPMENT-1.56%

Black Box Corp.                                   17,993       755,526
----------------------------------------------------------------------
Packeteer, Inc.(a)                                52,493       713,905
======================================================================
                                                             1,469,431
======================================================================

COMPUTER STORAGE & PERIPHERALS-0.97%

Emulex Corp.(a)                                   46,699       911,097
======================================================================

                                                SHARES        VALUE
----------------------------------------------------------------------


CONSTRUCTION & ENGINEERING-1.86%

Infrasource Services Inc.(a)                      43,707   $   951,501
----------------------------------------------------------------------
URS Corp.(a)                                      18,600       797,010
======================================================================
                                                             1,748,511
======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.56%

BISYS Group, Inc. (The)(a)                        44,106       569,409
----------------------------------------------------------------------
Wright Express Corp.(a)                           28,896       900,688
======================================================================
                                                             1,470,097
======================================================================

DIVERSIFIED CHEMICALS-1.21%

FMC Corp.                                         14,888     1,139,676
======================================================================

DIVERSIFIED METALS & MINING-1.20%

Compass Minerals International, Inc.              35,888     1,132,625
======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.98%

Genlyte Group Inc. (The)(a)                       11,817       923,026
======================================================================

ELECTRONIC MANUFACTURING SERVICES-0.87%

Park Electrochemical Corp.                        31,966       819,928
======================================================================

ENVIRONMENTAL & FACILITIES SERVICES-1.01%

Waste Connections, Inc.(a)                        22,777       946,384
======================================================================

FOOD RETAIL-1.02%

Ruddick Corp.                                     34,428       955,377
======================================================================

GAS UTILITIES-1.29%

Energen Corp.                                     25,808     1,211,428
======================================================================

HEALTH CARE DISTRIBUTORS-0.94%

Owens & Minor, Inc.                               28,217       882,346
======================================================================

HEALTH CARE EQUIPMENT-1.94%

STERIS Corp.                                      34,454       867,207
----------------------------------------------------------------------
Vital Signs, Inc.                                 19,114       954,171
======================================================================
                                                             1,821,378
======================================================================

HEALTH CARE FACILITIES-0.64%

LCA-Vision Inc.                                   17,640       606,110
======================================================================

HEALTH CARE SERVICES-0.00%

Amedisys, Inc.(a)                                      1            22
======================================================================

HEALTH CARE SUPPLIES-2.14%

DJO Inc.(a)                                       26,843     1,149,417
----------------------------------------------------------------------
Haemonetics Corp.(a)                              19,149       862,088
======================================================================
                                                             2,011,505
======================================================================

AIM V.I. Small Cap Equity Fund


                                                SHARES        VALUE
----------------------------------------------------------------------

HEALTH CARE TECHNOLOGY-1.69%

Computer Programs and Systems, Inc.               18,040   $   613,180
----------------------------------------------------------------------
Phase Forward Inc.(a)                             65,027       974,104
======================================================================
                                                             1,587,284
======================================================================

HOTELS, RESORTS & CRUISE LINES-1.12%

Red Lion Hotels Corp.(a)                          82,900     1,056,146
======================================================================

HOUSEHOLD APPLIANCES-1.21%

Snap-on Inc.                                      23,937     1,140,359
======================================================================

HOUSEHOLD PRODUCTS-0.85%

Central Garden & Pet Co.(a)                       16,545       801,109
======================================================================

HUMAN RESOURCE & EMPLOYMENT SERVICES-1.64%

Heidrick & Struggles International, Inc.(a)       21,636       916,501
----------------------------------------------------------------------
Kenexa Corp.(a)                                   18,959       630,576
======================================================================
                                                             1,547,077
======================================================================

INDUSTRIAL MACHINERY-3.57%

Chart Industries, Inc.(a)                         42,269       685,181
----------------------------------------------------------------------
Kadant Inc.(a)                                    36,438       888,358
----------------------------------------------------------------------
RBC Bearings Inc.(a)                              34,527       989,544
----------------------------------------------------------------------
Valmont Industries, Inc.                          14,327       795,005
======================================================================
                                                             3,358,088
======================================================================

INSURANCE BROKERS-1.10%

eHealth, Inc.(a)                                   6,539       131,499
----------------------------------------------------------------------
Hilb Rogal and Hobbs Co.                          21,455       903,685
======================================================================
                                                             1,035,184
======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.94%

Alaska Communications Systems Group Inc.          34,401       522,551
----------------------------------------------------------------------
NTELOS Holdings Corp.(a)                          73,119     1,307,368
======================================================================
                                                             1,829,919
======================================================================

INTERNET SOFTWARE & SERVICES-1.68%

CyberSource Corp.(a)                              88,747       977,992
----------------------------------------------------------------------
DealerTrack Holdings Inc.(a)                      20,387       599,785
======================================================================
                                                             1,577,777
======================================================================

INVESTMENT BANKING & BROKERAGE-1.01%

CMET Finance Holdings, Inc.
  (Acquired 12/08/03; Cost $20,000)(a)(b)(c)         200         3,422
----------------------------------------------------------------------
Thomas Weisel Partners Group, Inc.(a)             44,799       945,259
======================================================================
                                                               948,681
======================================================================

LEISURE PRODUCTS-0.37%

Smith & Wesson Holding Corp.(a)                   33,717       348,634
======================================================================


                                                SHARES        VALUE
----------------------------------------------------------------------


LIFE SCIENCES TOOLS & SERVICES-1.82%

Dionex Corp.(a)                                   16,046   $   909,969
----------------------------------------------------------------------
ICON PLC-ADR (United Kingdom)(a)                  21,350       804,895
======================================================================
                                                             1,714,864
======================================================================

METAL & GLASS CONTAINERS-1.09%

AptarGroup, Inc.                                  17,395     1,027,001
======================================================================

MULTI-UTILITIES-0.65%

Avista Corp.                                      24,265       614,147
======================================================================

OFFICE REIT'S-1.37%

Alexandria Real Estate Equities, Inc.             10,009     1,004,904
----------------------------------------------------------------------
Republic Property Trust                           24,350       280,999
======================================================================
                                                             1,285,903
======================================================================

OFFICE SERVICES & SUPPLIES-0.74%

PeopleSupport Inc.(a)                             33,184       698,523
======================================================================

OIL & GAS EQUIPMENT & SERVICES-3.62%

NATCO Group Inc.-Class A(a)                       28,952       922,990
----------------------------------------------------------------------
Oceaneering International, Inc.(a)                23,203       921,159
----------------------------------------------------------------------
Oil States International, Inc.(a)                 30,324       977,343
----------------------------------------------------------------------
Seitel, Inc.(a)                                  163,446       584,319
======================================================================
                                                             3,405,811
======================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.91%

Comstock Resources, Inc.(a)                       32,422     1,007,027
----------------------------------------------------------------------
Penn Virginia Corp.                               14,868     1,041,355
----------------------------------------------------------------------
Warren Resources Inc.(a)                          58,464       685,198
======================================================================
                                                             2,733,580
======================================================================

OIL & GAS REFINING & MARKETING-0.88%

Alon USA Energy, Inc.                             31,411       826,423
======================================================================

PACKAGED FOODS & MEATS-2.13%

Flowers Foods, Inc.                               33,773       911,533
----------------------------------------------------------------------
TreeHouse Foods, Inc.(a)                          35,094     1,094,933
======================================================================
                                                             2,006,466
======================================================================

PHARMACEUTICALS-1.75%

Aspreva Pharmaceuticals Corp. (Canada)(a)         30,569       627,276
----------------------------------------------------------------------
ViroPharma Inc.(a)                                69,313     1,014,742
======================================================================
                                                             1,642,018
======================================================================

PROPERTY & CASUALTY INSURANCE-4.16%

Assured Guaranty Ltd.                             36,352       966,963
----------------------------------------------------------------------
FPIC Insurance Group, Inc.(a)                     23,656       921,874
----------------------------------------------------------------------
Ohio Casualty Corp.                               31,188       929,714
----------------------------------------------------------------------
Philadelphia Consolidated Holding Corp.(a)        24,542     1,093,592
======================================================================
                                                             3,912,143
======================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.97%

Jones Lang LaSalle Inc.                            9,892       911,746
======================================================================

AIM V.I. Small Cap Equity Fund


                                                SHARES        VALUE
----------------------------------------------------------------------

REGIONAL BANKS-5.98%

Alabama National BanCorp.                         10,795   $   741,940
----------------------------------------------------------------------
Columbia Banking System, Inc.                     20,744       728,529
----------------------------------------------------------------------
First Financial Bankshares, Inc.                  11,564       484,069
----------------------------------------------------------------------
Hancock Holding Co.                               13,604       718,835
----------------------------------------------------------------------
Provident Bankshares Corp.                        18,059       642,901
----------------------------------------------------------------------
Sterling Bancshares, Inc.                         54,654       711,595
----------------------------------------------------------------------
Sterling Financial Corp.                          19,209       649,456
----------------------------------------------------------------------
United Community Banks, Inc.                      29,424       950,984
======================================================================
                                                             5,628,309
======================================================================

RESIDENTIAL REIT'S-0.32%

Mid-America Apartment Communities, Inc.            5,181       296,560
======================================================================

RESTAURANTS-3.41%

IHOP Corp.                                        18,765       988,915
----------------------------------------------------------------------
O'Charley's Inc.(a)                               47,148     1,003,309
----------------------------------------------------------------------
Papa John's International, Inc.(a)                22,855       663,024
----------------------------------------------------------------------
Steak n Shake Co. (The)(a)                        31,653       557,093
======================================================================
                                                             3,212,341
======================================================================

SEMICONDUCTOR EQUIPMENT-1.45%

ATMI, Inc.(a)                                     30,909       943,652
----------------------------------------------------------------------
Nextest Systems Corp.(a)                          37,194       419,176
======================================================================
                                                             1,362,828
======================================================================

SEMICONDUCTORS-4.46%

DSP Group, Inc.(a)                                32,309       701,105
----------------------------------------------------------------------
Hittite Microwave Corp.(a)                        21,296       688,287
----------------------------------------------------------------------
Micrel, Inc.(a)                                   61,969       668,026
----------------------------------------------------------------------
Power Integrations, Inc.(a)                       34,066       798,848
----------------------------------------------------------------------
Semtech Corp.(a)                                  49,162       642,547
----------------------------------------------------------------------
Supertex, Inc.(a)                                 17,816       699,278
======================================================================
                                                             4,198,091
======================================================================

SPECIALIZED REIT'S-2.25%

Equity Inns Inc.                                  15,828       252,615
----------------------------------------------------------------------
LaSalle Hotel Properties                          21,406       981,465
----------------------------------------------------------------------

                                                SHARES        VALUE
----------------------------------------------------------------------

SPECIALIZED REIT'S-(CONTINUED)

Senior Housing Properties Trust                    6,192   $   151,580
----------------------------------------------------------------------
Universal Health Realty Income Trust              18,855       734,968
======================================================================
                                                             2,120,628
======================================================================

SPECIALTY CHEMICALS-1.63%

A. Schulman, Inc.                                 20,684       460,219
----------------------------------------------------------------------
H.B. Fuller Co.                                   41,678     1,076,126
======================================================================
                                                             1,536,345
======================================================================

STEEL-0.97%

Carpenter Technology Corp.                         8,857       908,020
======================================================================

TECHNOLOGY DISTRIBUTORS-0.83%

Agilysys, Inc.                                    46,593       779,967
======================================================================

TRADING COMPANIES & DISTRIBUTORS-2.67%

H&E Equipment Services, Inc.(a)                   17,072       422,873
----------------------------------------------------------------------
UAP Holding Corp.                                 45,176     1,137,532
----------------------------------------------------------------------
Williams Scotsman International Inc.(a)           48,435       950,295
======================================================================
                                                             2,510,700
======================================================================

TRUCKING-1.42%

Landstar System, Inc.                             16,330       623,479
----------------------------------------------------------------------
Marten Transport, Ltd.(a)                         38,973       714,375
======================================================================
                                                             1,337,854
======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $81,185,268)                          91,239,316
======================================================================

MONEY MARKET FUNDS-3.23%

Liquid Assets Portfolio-Institutional
  Class(d)                                     1,516,665     1,516,665
----------------------------------------------------------------------
Premier Portfolio-Institutional Class(d)       1,516,665     1,516,665
======================================================================
    Total Money Market Funds
      (Cost $3,033,330)                                      3,033,330
======================================================================
TOTAL INVESTMENTS-100.19%
  (Cost $84,218,598)                                        94,272,646
======================================================================
OTHER ASSETS LESS LIABILITIES-(0.19)%                         (175,477)
======================================================================
NET ASSETS-100.00%                                         $94,097,169
______________________________________________________________________
======================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
REIT  - Real Estate Investment Trust

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The value of this security at December 31, 2006 represented less than 0.01% of the Fund's Net Assets. Unless otherwise indicated, this security is not considered to be illiquid.
(c) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The value of this security at December 31, 2006 represented less than 0.01% of the Fund's Net Assets. See Note 1A.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Small Cap Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:

Investments, at value (cost $81,185,268)         $91,239,316
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $3,033,330)                                3,033,330
============================================================
    Total investments (cost $84,218,598)          94,272,646
============================================================
Receivables for:
  Fund shares sold                                   204,879
------------------------------------------------------------
  Dividends                                           69,718
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 8,442
============================================================
    Total assets                                  94,555,685
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                              349,241
------------------------------------------------------------
  Fund shares reacquired                               2,172
------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              9,581
------------------------------------------------------------
  Fund expenses advanced                               7,638
------------------------------------------------------------
Accrued administrative services fees                  53,243
------------------------------------------------------------
Accrued distribution fees-Series II                      529
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             3,301
------------------------------------------------------------
Accrued transfer agent fees                              363
------------------------------------------------------------
Accrued operating expenses                            32,448
============================================================
    Total liabilities                                458,516
============================================================
Net assets applicable to shares outstanding      $94,097,169
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $83,505,938
------------------------------------------------------------
Undistributed net investment income (loss)          (111,189)
------------------------------------------------------------
Undistributed net realized gain from investment
  securities                                         648,372
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                      10,054,048
============================================================
                                                 $94,097,169
____________________________________________________________
============================================================

NET ASSETS:

Series I                                         $93,243,499
____________________________________________________________
============================================================
Series II                                        $   853,670
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           6,136,994
____________________________________________________________
============================================================
Series II                                             56,539
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $     15.19
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $     15.10
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2006

INVESTMENT INCOME:

Dividends                                         $  589,256
------------------------------------------------------------
Dividends from affiliated money market funds         143,035
============================================================
    Total investment income                          732,291
============================================================

EXPENSES:

Advisory fees                                        569,320
------------------------------------------------------------
Administrative services fees                         215,952
------------------------------------------------------------
Custodian fees                                        23,931
------------------------------------------------------------
Distribution fees-Series II                            1,925
------------------------------------------------------------
Transfer agent fees                                    4,575
------------------------------------------------------------
Trustees' and officer's fees and benefits             16,475
------------------------------------------------------------
Professional services fees                            44,761
------------------------------------------------------------
Other                                                 14,362
============================================================
    Total expenses                                   891,301
============================================================
Less: Fees waived and expense offset
  arrangements                                      (118,984)
============================================================
    Net expenses                                     772,317
============================================================
Net investment income (loss)                         (40,026)
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities
  (includes net gains from securities sold to
  affiliates of $49,560)                           4,835,605
------------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                            4,648,572
------------------------------------------------------------
Net gain from investment securities                9,484,177
============================================================
Net increase in net assets resulting from
  operations                                      $9,444,151
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Small Cap Equity Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2006 and 2005

                                                                 2006           2005
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (40,026)   $  (144,314)
----------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  4,835,605        662,270
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                  4,648,572      2,398,286
========================================================================================
    Net increase in net assets resulting from operations        9,444,151      2,916,242
========================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                     (3,592,564)            --
----------------------------------------------------------------------------------------
  Series II                                                       (33,971)            --
========================================================================================
    Decrease in net assets resulting from distributions        (3,626,535)            --
========================================================================================
Share transactions-net:
  Series I                                                     44,759,517     13,921,136
----------------------------------------------------------------------------------------
  Series II                                                        89,165          7,329
========================================================================================
    Net increase in net assets resulting from share
     transactions                                              44,848,682     13,928,465
========================================================================================
    Net increase in net assets                                 50,666,298     16,844,707
========================================================================================

NET ASSETS:

  Beginning of year                                            43,430,871     26,586,164
========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(111,189) and $(73,864), respectively)         $94,097,169    $43,430,871
________________________________________________________________________________________
========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Small Cap Equity Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Small Cap Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses

AIM V.I. Small Cap Equity Fund

     and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

J. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the Fund's average daily net assets.

AIM V.I. Small Cap Equity Fund


    Through April 30, 2008, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.745%
--------------------------------------------------------------------
Next $250 million                                             0.73%
--------------------------------------------------------------------
Next $500 million                                             0.715%
--------------------------------------------------------------------
Next $1.5 billion                                             0.70%
--------------------------------------------------------------------
Next $2.5 billion                                             0.685%
--------------------------------------------------------------------
Next $2.5 billion                                             0.67%
--------------------------------------------------------------------
Next $2.5 billion                                             0.655%
--------------------------------------------------------------------
Over $10 billion                                              0.64%
 ___________________________________________________________________
====================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.15% and Series II shares to 1.40% of average daily net assets, through at least April 30, 2008. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2006, AIM waived advisory fees of $116,879.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2006, AMVESCAP did not reimburse any such expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. The Fund may reimburse AIM for up to 0.25% of average daily assets invested by each insurance company providing administrative services to the Fund. Pursuant to such agreement, for the year ended December 31, 2006, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $165,952 for services provided by insurance companies.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with AIM Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2006, expenses incurred under the Plan are shown in the Statement of Operations as distribution fees.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

AIM V.I. Small Cap Equity Fund

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2006.

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      12/31/06        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $1,164,526       $27,717,533       $(27,365,394)         $   --         $1,516,665      $ 71,485       $   --
----------------------------------------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class                   --        16,581,063        (15,064,398)             --          1,516,665        44,077           --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class            1,164,526        12,460,323        (13,624,849)             --                 --        27,473           --
==================================================================================================================================
  Total
    Investments
    in
    Affiliates    $2,329,052       $56,758,919       $(56,054,641)         $   --         $3,033,330      $143,035       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2006, the Fund engaged in securities sales of $306,329, which resulted in net realized gains of $49,560, and securities purchases of $3,657,763.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) custodian credits which result from periodic overnight cash balances at the custodian and (ii) a one time custodian fee credit to be used to offset future custodian fees. For the year ended December 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $2,105.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2006, the Fund paid legal fees of $3,979 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

AIM V.I. Small Cap Equity Fund

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2006 and 2005 was as follows:

                                                                 2006        2005
----------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $  912,136    $   --
----------------------------------------------------------------------------------
Long-term capital gain                                         2,714,399        --
==================================================================================
  Total distributions                                         $3,626,535    $   --
__________________________________________________________________________________
==================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2006, the components of net assets on a tax basis were as follows:

                                                                   2006
---------------------------------------------------------------------------
Undistributed ordinary income                                   $   511,175
---------------------------------------------------------------------------
Undistributed long-term gain                                        262,093
---------------------------------------------------------------------------
Net unrealized appreciation -- investments                        9,826,286
---------------------------------------------------------------------------
Temporary book/tax differences                                       (8,323)
---------------------------------------------------------------------------
Shares of beneficial interest                                    83,505,938
===========================================================================
  Total net assets                                              $94,097,169
___________________________________________________________________________
===========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales, the deferral of losses on certain straddles and the recognition for tax purposes of unrealized gains on passive foreign investment companies.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $492,385 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund does not have a capital loss carryforward as of December 31, 2006.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2006 was $74,824,520 and $33,730,321, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $11,811,012
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (1,984,726)
===============================================================================
Net unrealized appreciation of investment securities               $ 9,826,286
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $84,446,360.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of passive foreign investment companies, on December 31, 2006, undistributed net investment income
(loss) was increased by $2,701 and undistributed net realized gain was decreased by $2,701. This reclassification had no effect on the net assets of the Fund.

AIM V.I. Small Cap Equity Fund

NOTE 11--SHARE INFORMATION

                                           CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------
                                                                       2006(a)                       2005
                                                              -------------------------    ------------------------
                                                                SHARES        AMOUNT        SHARES        AMOUNT
-------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     4,127,247    $61,970,339    1,778,336    $22,484,880
-------------------------------------------------------------------------------------------------------------------
  Series II                                                        3,739         55,902          807         10,132
===================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       233,132      3,592,564           --             --
-------------------------------------------------------------------------------------------------------------------
  Series II                                                        2,218         33,971           --             --
===================================================================================================================
Reacquired:
  Series I                                                    (1,398,963)   (20,803,386)    (688,338)    (8,563,744)
-------------------------------------------------------------------------------------------------------------------
  Series II                                                          (49)          (708)        (224)        (2,803)
===================================================================================================================
                                                               2,967,324    $44,848,682    1,090,581    $13,928,465
___________________________________________________________________________________________________________________
===================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 96% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 12--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and currently intends for the Fund to adopt FIN 48 provisions during the fiscal year ending December 31, 2007.

NOTE 13--SIGNIFICANT EVENT

The Board of Trustees of the Trust unanimously approved, on December 13, 2006 a Plan of Reorganization ("Plan") pursuant to which the Fund would acquire all of the assets of AIM V.I. Small Cap Growth Fund ("Selling Fund"), a series of the Trust. Upon closing of the transaction, shareholders of Selling Fund will receive a corresponding class of shares of the Fund in exchange for their shares of Selling Fund, and Selling Fund will cease operations.

    The Plan requires approval of Selling Fund shareholders. The Fund will submit the Plan to the shareholders for their consideration at a meeting to be held on or about March 19, 2007. If approved by Selling Fund's shareholders, the reorganization is expected to be consummated shortly thereafter.

AIM V.I. Small Cap Equity Fund


NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    SERIES I
                                                              ----------------------------------------------------
                                                                                                  AUGUST 29, 2003
                                                                                                  (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,          COMMENCED) TO
                                                              --------------------------------      DECEMBER 31,
                                                               2006          2005       2004            2003
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 13.46       $ 12.45    $ 11.38        $ 10.00
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.01)(a)     (0.06)(a)   (0.06)(a)       (0.01)
------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         2.37          1.07       1.13           1.41
==================================================================================================================
    Total from investment operations                             2.36          1.01       1.07           1.40
==================================================================================================================
Less distributions:
  Dividends from net investment income                             --            --      (0.00)         (0.01)
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.63)           --         --          (0.01)
==================================================================================================================
    Total distributions                                         (0.63)           --      (0.00)         (0.02)
==================================================================================================================
Net asset value, end of period                                $ 15.19       $ 13.46    $ 12.45        $ 11.38
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                 17.44%         8.11%      9.41%         13.94%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $93,243       $42,752    $25,964        $ 2,231
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.15%(c)      1.22%      1.30%          1.32%(d)
------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.33%(c)      1.57%      2.01%         12.86%(d)
==================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.06)%(c)    (0.44)%    (0.56)%        (0.44)%(d)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate(e)                                         52%           70%       156%            26%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $66,208,932.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM V.I. Small Cap Equity Fund

                                                                                   SERIES II
                                                              ----------------------------------------------------
                                                                                                  AUGUST 29, 2003
                                                                                                  (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,          COMMENCED) TO
                                                              --------------------------------      DECEMBER 31,
                                                               2006          2005       2004            2003
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 13.41       $ 12.43    $ 11.38        $ 10.00
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.04)(a)     (0.08)(a)   (0.08)(a)       (0.02)
------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         2.36          1.06       1.13           1.41
==================================================================================================================
    Total from investment operations                             2.32          0.98       1.05           1.39
==================================================================================================================
Less distributions:
  Dividends from net investment income                             --            --      (0.00)         (0.00)
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.63)           --         --          (0.01)
==================================================================================================================
    Total distributions                                         (0.63)           --      (0.00)         (0.01)
==================================================================================================================
Net asset value, end of period                                $ 15.10       $ 13.41    $ 12.43        $ 11.38
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                 17.20%         7.88%      9.23%         13.88%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $   854       $   679    $   622        $   569
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.40%(c)      1.42%      1.45%          1.47%(d)
------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.58%(c)      1.82%      2.26%         13.11%(d)
==================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.31)%(c)    (0.64)%    (0.71)%        (0.59)%(d)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate(e)                                         52%           70%       156%            26%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $769,948.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State Auditor-Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

AIM V.I. Small Cap Equity Fund

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing; and

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. Small Cap Equity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Small Cap Equity Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Small Cap Equity Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report, dated February 4, 2005, expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

February 14, 2007
Houston, Texas

AIM V.I. Small Cap Equity Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.


    The following distribution information is being provided as a required by the Internal Revenue Code or to meet a specific state's requirement.


    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2006:

           FEDERAL AND STATE INCOME TAX
           Long-Term Capital Gain Dividends         $2,714,399
           Corporate Dividends Received
             Deduction*                                  32.00%

         * The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

AIM V.I. Small Cap Equity Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993           Director and Chairman, A I M Management    None
   Trustee and Vice Chair                         Group Inc. (financial services holding
                                                  company); Director and Vice Chairman,
                                                  AMVESCAP PLC; Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm) and
                                                  Trustee and Vice Chair of The AIM Family
                                                  of Funds--Registered Trademark--

                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer);
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and President
                                                  and Principal Executive Officer of The
                                                  AIM Family of Funds--Registered
                                                  Trademark--
-------------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954     2006           Director, Chief Executive Officer and      None
   Trustee, President and                         President, A I M Management Group Inc.,
   Principal                                      AIM Mutual Fund Dealer Inc. (registered
   Executive Officer                              broker dealer), AIM Funds Management
                                                  Inc. (registered investment advisor) and
                                                  1371 Preferred Inc. (holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc., INVESCO Funds Group, Inc.
                                                  (registered investment advisor and
                                                  register transfer agent) and AIM GP
                                                  Canada Inc. (general partner for a
                                                  limited partnership); Director, A I M
                                                  Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Director and
                                                  Chairman, AIM Investment Services, Inc.,
                                                  Fund Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); Director, President and
                                                  Chairman, AVZ Callco Inc. (holding
                                                  company); AMVESCAP Inc. (holding
                                                  company) and AIM Canada Holdings Inc.
                                                  (holding company); Director and Chief
                                                  Executive Officer, AIM Trimark Corporate
                                                  Class Inc. (formerly AIM Trimark Global
                                                  Fund Inc.) (corporate mutual fund
                                                  company) and AIM Trimark Canada Fund
                                                  Inc. (corporate mutual fund company);
                                                  Trustee, President and Principal
                                                  Executive Officer of The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); Trustee and
                                                  Executive Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); and Manager,
                                                  Powershares Capital Management LLC

                                                  Formerly: President and Principal
                                                  Executive Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); Chairman, AIM
                                                  Canada Holdings, Inc.; Executive Vice
                                                  President and Chief Operations Officer,
                                                  AIM Funds Management Inc.; President,
                                                  AIM Trimark Global Fund Inc. and AIM
                                                  Trimark Canada Fund Inc.; and Director,
                                                  Trimark Trust (federally regulated
                                                  Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company
                                                  Formerly: Partner, law firm of Baker &     (2 portfolios))
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Founder, Green, Manning & Bunch Ltd.,      None
   Trustee                                        (investment banking firm); and Director,
                                                  Policy Studies, Inc. and Van Gilder
                                                  Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation (property casualty company)

                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and Director of various
                                                  affiliated Volvo companies; and
                                                  Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund
                                                  company); and Owner, Dos Angelos Ranch,    (non-profit)
                                                  L.P.

                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company
                                                                                             (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    Director, Mainstay VP Series
   Trustee                                                                                   Funds, Inc. (21 portfolios)
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. Small Cap Equity Fund


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER     PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIP(S)
TRUST                              SINCE          DURING PAST 5 YEARS                       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Senior Vice President and Senior Officer  N/A
   Senior Vice President and                      of The AIM Family of Funds--Registered
   Senior Officer                                 Trademark--

                                                  Formerly: Director of Compliance and
                                                  Assistant General Counsel, ICON
                                                  Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962            2006           Director, Senior Vice President,          N/A
   Senior Vice President, Chief                   Secretary and General Counsel, A I M
   Legal Officer and Secretary                    Management Group Inc. and A I M
                                                  Advisors, Inc.; Director, Vice President
                                                  and Secretary, INVESCO Distributors,
                                                  Inc.; Vice President and Secretary,
                                                  A I M Capital Management, Inc., AIM
                                                  Investment Services, Inc., and Fund
                                                  Management Company; Senior Vice
                                                  President and Secretary, A I M
                                                  Distributors, Inc.; Director and Vice
                                                  President, INVESCO Funds Group Inc.;
                                                  Senior Vice President, Chief Legal
                                                  Officer and Secretary of The AIM Family
                                                  of Funds--Registered Trademark--; and
                                                  Manager, Powershares Capital Management
                                                  LLC

                                                  Formerly: Chief Operating Officer,
                                                  Senior Vice President, General Counsel,
                                                  and Secretary, Liberty Ridge Capital,
                                                  Inc. (an investment adviser); Vice
                                                  President and Secretary, PBHG Funds (an
                                                  investment company); Vice President and
                                                  Secretary, PBHG Insurance Series Fund
                                                  (an investment company); General Counsel
                                                  and Secretary, Pilgrim Baxter Value
                                                  Investors (an investment adviser); Chief
                                                  Operating Officer, General Counsel and
                                                  Secretary, Old Mutual Investment
                                                  Partners (a broker-dealer); General
                                                  Counsel and Secretary, Old Mutual Fund
                                                  Services (an administrator); General
                                                  Counsel and Secretary, Old Mutual
                                                  Shareholder Services (a shareholder
                                                  servicing center); Executive Vice
                                                  President, General Counsel and
                                                  Secretary, Old Mutual Capital, Inc. (an
                                                  investment adviser); and Vice President
                                                  and Secretary, Old Mutual Advisors Funds
                                                  (an investment company)
------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Global Compliance Director, AMVESCAP      N/A
   Vice President                                 PLC; and Vice President of The AIM
                                                  Family of Funds--Registered Trademark--

                                                  Formerly: Senior Vice President, A I M
                                                  Management Group Inc.; Senior Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Advisors, Inc.; Vice President and
                                                  Chief Compliance Officer, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Vice President, AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; Senior Vice President and Chief
                                                  Compliance Officer of The AIM Family of
                                                  Funds--Registered Trademark--; and
                                                  Senior Vice President and Compliance
                                                  Director, Delaware Investments Family of
                                                  Funds
------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Senior Vice President and General         N/A
   Vice President                                 Counsel, AMVESCAP PLC; Director, INVESCO
                                                  Funds Group, Inc.; and Vice President of
                                                  The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Director, Vice President and
                                                  General Counsel, Fund Management
                                                  Company; Director, Senior Vice
                                                  President, Secretary and General
                                                  Counsel, A I M Management Group Inc. and
                                                  A I M Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Senior Vice President, A I M
                                                  Distributors, Inc.; Vice President,
                                                  A I M Capital Management, Inc. and AIM
                                                  Investment Services, Inc.; Senior Vice
                                                  President, Chief Legal Officer and
                                                  Secretary of The AIM Family of
                                                  Funds--Registered Trademark--; Chief
                                                  Executive Officer and President, INVESCO
                                                  Funds Group, Inc.; and Senior Vice
                                                  President, and General Counsel, Liberty
                                                  Financial Companies, Inc. and Senior
                                                  Vice President and General Counsel
                                                  Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M  N/A
   Vice President, Principal                      Advisors, Inc.; and Vice President,
   Financial Officer and                          Treasurer and Principal Officer of The
   Treasurer                                      AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief           N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc. and Vice President
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, Senior Vice
                                                  President and Senior Investment Officer,
                                                  A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing     N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc. and The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); and
                                                  President and Principal Executive
                                                  Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust Only)

                                                  Formerly: Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only)
------------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967         2005           Anti-Money Laundering Compliance          N/A
   Anti-Money Laundering                          Officer, A I M Advisors, Inc., A I M
   Compliance Officer                             Capital Management, Inc., A I M
                                                  Distributors, Inc., AIM Investment
                                                  Services, Inc., AIM Private Asset
                                                  Management, Inc., Fund Management
                                                  Company and The AIM Family of
                                                  Funds--Registered Trademark--

                                                  Formerly: Manager of the Fraud
                                                  Prevention Department, AIM Investment
                                                  Services, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958        2006           Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                       Group Inc.; Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc.; and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company

                                                  Formerly: Global Head of Product
                                                  Development, AIG-Global Investment
                                                  Group, Inc.; Chief Compliance Officer
                                                  and Deputy General Counsel,
                                                  AIG-SunAmerica Asset Management; and
                                                  Chief Compliance Officer, Chief
                                                  Operating Officer and Deputy General
                                                  Counsel, American General Investment
                                                  Management
------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            225 Franklin Street
Floor                         1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
Philadelphia, PA 19103-7599   Americas
                              New York, NY 10036-2714


      DOMESTIC EQUITY                                                                      AIM V.I. SMALL CAP GROWTH FUND

      Small Cap                                                               FORMERLY AIM V.I. SMALL COMPANY GROWTH FUND

                                                                        Annual Report to Shareholders - December 31, 2006

The Fund provides a complete list of its
holdings four times in each fiscal year,
at the quarter-ends. For the second and
fourth quarters, the lists appear in the
Fund's semiannual and annual reports to
shareholders. For the first and third
quarters, the Fund files the lists with
the Securities and Exchange Commission
(SEC) on Form N-Q. The Fund's Form N-Q
filings are available on the SEC Web
site, sec.gov. Copies of the Fund's
Forms N-Q may be reviewed and copied at                                        [COVER GLOBE IMAGE]
the SEC Public Reference Room in
Washington, D.C. You can obtain
information on the operation of the
Public Reference Room, including
information about duplicating fee
charges, by calling 202-942-8090 or
800-732-0330, or by electronic request
at the following E-mail address:
publicinfo@sec.gov. The SEC file numbers
for the Fund are 811-07452 and
033-57340. The Fund's most recent
portfolio holdings, as filed on Form
N-Q, have also been made available to
insurance companies issuing variable
annuity contracts and variable life
insurance policies ("variable products")
that invest in the Fund.

A description of the policies and
procedures that the Fund uses to
determine how to vote proxies relating                                               AIM V.I. SMALL CAP GROWTH FUND seeks
to portfolio securities is available                                                            long-term capital growth.
without charge, upon request, from our
Client Services department at
800-410-4246 or on the AIM Web site,
AIMinvestments.com. On the home page,
scroll down and click on AIM Funds Proxy
Policy. The information is also
available on the SEC Web site, sec.gov.

Information regarding how the Fund voted
proxies related to its portfolio
securities during the 12 months ended
June 30, 2006, is available at our Web
site. Go to AIMinvestments.com, access                      UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT
the About Us tab, click on Required                         IS AS OF DECEMBER 31, 2006, AND IS BASED ON TOTAL NET ASSETS.
Notices and then click on Proxy Voting
Activity. Next, select the Fund from the
drop-down menu. The information is also
available on the SEC Web site, sec.gov.

                                                =========================================================================
                                                THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
                                                PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE
    [AIM INVESTMENTS LOGO]                      INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ
   --Registered Trademark--                     EACH CAREFULLY BEFORE INVESTING.
                                                =========================================================================

                                                      NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                              AIM V.I. SMALL CAP GROWTH FUND

   PERFORMANCE SUMMARY                                                   2. VALUATION ANALYSIS. Identifying
                                                                         attractively valued stocks given their growth
   For the year ended December 31, 2006, AIM V.I. Small Cap              potential over a one- to two-year horizon.
   Growth Fund, excluding variable product issuer charges, had
   positive returns and outperformed its style-specific index,              3. TECHNICAL ANALYSIS. Identifying the
   the Russell 2000 --REGISTERED TRADEMARK-- Growth Index, and its       "timeliness" of a stock purchase. We review
   peer group index, the Lipper Small Cap Growth Funds Index. It         trading volume characteristics and trend
   underperformed the broad market, as measured by the S&P 500           analysis to make sure there are no signs of
   --Registered Trademark-- Index.                                       the stock deterioration. This also serves as
                                                                         a risk management measure that helps us
      Stock selection across select sectors enabled the Fund             confirm our high conviction candidates.
   to outperform the Russell 2000 Growth Index. The Fund
   underperformed the broad market, as represented by the S&P 500           We consider selling or trimming a stock
   Index, primarily due to the large weighting in value stocks in        when:
   the index, as value stocks outperformed growth stocks by a
   wide margin during the year.                                             - The company's fundamental business
                                                                         prospects deteriorate.
      Your Fund's long-term performance appears on pages 4-5.

   FUND VS. INDEXES                                                         - A stock hits its target price.

   TOTAL RETURNS, 12/31/05-12/31/06, EXCLUDING VARIABLE PRODUCT
   ISSUER CHARGES. IF VARIABLE PRODUCT ISSUER CHARGES WERE                  - The company's technical profile
   INCLUDED, RETURNS WOULD BE LOWER.                                     deteriorates.

   Series I Shares                                         14.13%        MARKET CONDITIONS AND YOUR FUND
   Series II Shares                                        13.86
   S&P 500 Index (Broad Market Index)                      15.78         Domestic equities posted solid returns in
   Russell 2000 Growth Index (Style-specific Index)        13.35         2006, leaving several major market indexes
   Lipper Small-Cap Growth Funds Index (Peer Group Index)  10.65         near multi-year highs. Strong economic
   SOURCE: LIPPER INC.                                                   growth, favorable corporate earnings results
==================================================================       and continued benign inflation benefited
                                                                         equities, offsetting high energy prices, a
HOW WE INVEST                       by keeping the Fund's sector         slowing housing market and the U.S. Federal
                                    weightings in line with the          Reserve Board's (the Fed) tightening
We focus on small-cap growth        benchmark by staying fully           campaign.
companies with visible and          diversified in all those sectors.
long-term growth opportunities,                                            Although mixed signals from the Fed created
as demonstrated by consistent and      STOCK SELECTION: We select        some market volatility in May and June, the
accelerating earnings growth. Our   stocks based on an analysis of       market began to rally when the Fed left
investment philosophy involves:     individual companies. Our            interest rates unchanged at several meetings
                                    three-step selection process         beginning in August. In addition, the price
                                    includes:                            of crude oil and other commodities
  PORTFOLIO CONSTRUCTION: We                                             stabilized, fostering optimism that a hard
align the fund with the Russell        1. FUNDAMENTAL ANALYSIS.          landing for the U.S. economy could be
2000 Growth Index, the benchmark    Building financial models and        avoided. While small-cap stocks continued to
we believe represents the           conducting in-depth interviews       lead the market higher,
small-cap-growth asset class. We    with company management.
seek to control risk

====================================================================================================================
PORTFOLIO COMPOSITION               TOP FIVE INDUSTRIES*                TOP 10 EQUITY HOLDINGS*
--------------------------------------------------------------------------------------------------------------------
By sector
Information Technology   26.2%      1. Health Care Equipment      5.4%  1. THQ Inc.                              1.4%
Health Care              21.1       2. Oil & Gas Equipment &            2. Polycom, Inc.                         1.2
Consumer Discretionary   14.7          Services                   5.0   3. F5 Networks, Inc.                     1.2
Industrials              13.0       3. Apparel Retail             4.8   4. General Cable Corp.                   1.2
Energy                    8.3       4. Application Software       4.7   5. Core Laboratories N.V. (Netherlands)  1.2
Financials                8.2       5.  Communications Equipment  4.1   6. Affiliated Managers Group, Inc.       1.2
Consumer Staples          2.5                                           7. Varian Semiconductor Equipment
Telecommunication                   Total Net Assets  $19.73  million      Associates, Inc.                      1.1
  Services                2.0                                           8. SBA Communications Corp.-Class A      1.1
Materials                 1.6       Total Number of Holdings*     128   9. Medicis Pharmaceutical Corp-Class A   1.1
Utilities                 0.5                                           10. Wright Medical Group, Inc.           1.1
Money Market Funds Plus
Other Assets Less
  Liabilities             1.9

*Excluding money market fund holdings.

The Fund's holdings are subject to change, and there is no assurance that the
Fund will continue to hold any particular security.
====================================================================================================================

                                                                                AIM V.I. SMALL CAP GROWTH FUND

large- and mid-cap stocks also had          Solid stock selection was also      THE VIEWS AND OPINIONS EXPRESSED IN
double-digit returns. Additionally,      the primary driver of                  MANAGEMENT'S DISCUSSION OF FUND
value stocks outperformed growth         outperformance in the consumer         PERFORMANCE ARE THOSE OF A I M
stocks. Positive performance was         discretionary sector. Within this      ADVISORS, INC. THESE VIEWS AND
broad among Russell 2000 Growth          sector, Fund holding TEMPUR-PEDIC      OPINIONS ARE SUBJECT TO CHANGE AT
Index sectors, with the best             was one of the leading contributors    ANY TIME BASED ON FACTORS SUCH AS
returns found in utilities,              to performance. Tempur-Pedic, a        MARKET AND ECONOMIC CONDITIONS.
consumer staples and materials.          leading manufacturer of                THESE VIEWS AND OPINIONS MAY NOT BE
                                         visco-elastic mattresses and           RELIED UPON AS INVESTMENT ADVICE OR
   The Fund benefited from positive      pillows, appreciated due to strong     RECOMMENDATIONS, OR AS AN OFFER FOR
absolute performance in all 10           growth in revenues and earnings        A PARTICULAR SECURITY. THE
economic sectors, with the highest       during the year. Several consumer      INFORMATION IS NOT A COMPLETE
positive impact on performance           services holdings also made key        ANALYSIS OF EVERY ASPECT OF ANY
coming from holdings in the              contributions to performance,          MARKET, COUNTRY, INDUSTRY, SECURITY
industrials, information technology      including quick service restaurant     OR THE FUND. STATEMENTS OF FACT ARE
(IT), consumer discretionary and         owner JACK IN THE BOX. Many quick      FROM SOURCES CONSIDERED RELIABLE,
health care sectors. On a relative       service restaurant operators such      BUT A I M ADVISORS, INC. MAKES NO
basis, the Fund outperformed the         as Jack In The Box benefited as        REPRESENTATION OR WARRANTY AS TO
Russell 2000 Growth Index, with the      higher energy prices influenced        THEIR COMPLETENESS OR ACCURACY.
widest margin of outperformance in       many consumers to seek lower cost      ALTHOUGH HISTORICAL PERFORMANCE IS
the industrials, IT and consumer         dining options during the year.        NO GUARANTEE OF FUTURE RESULTS,
discretionary sectors.                                                          THESE INSIGHTS MAY HELP YOU
                                            The Fund underperformed relative    UNDERSTAND OUR INVESTMENT
   The Fund benefited from strong        to the Russell 2000 Growth Index in    MANAGEMENT PHILOSOPHY.
stock selection in the industrials       the financials, materials and
sector, where specific areas of          energy sectors. In the financials         [ELLIS PHOTO]
strength included the capital goods      sector, underperformance was driven
and transportation industries.           primarily by an underweight            Juliet S.Ellis Chartered Financial
Within capital goods, holdings that      position in real estate investment     Analyst, senior portfolio manager,
made significant contributions to        trust (REIT) holdings, an industry     is lead manager of AIM V.I. Small
Fund performance included                that performed very well during the    Cap Growth Fund.
electrical distributors WESCO            year, as well as an overweight
INTERNATIONAL and GENERAL CABLE.         position in insurance holdings, an     Ms. Ellis joined AIM in 2004. She
Both companies benefited from            industry that had weak performance     previously served as senior
acceleration in non-residential          during the year. Underperformance      portfolio manager of two small-cap
construction activity as well as         in the materials sector was driven     funds for another company and was
updates to utility grid equipment.       largely by stock selection and         responsible for the management of
In the transportation industry,          overweight positions in two            more than $2 billion in assets. Ms.
SWIFT TRANSPORTATION, one of the         industries--construction               Ellis began her investment career
largest publicly held trucking           materials and containers and           in 1981 as a financial consultant.
companies in the United States,          packaging. Underperformance in the     She is a Cum Laude and Phi Beta
appreciated after reporting higher       energy sector was largely due to       Kappa graduate of Indiana
than expected earnings. This             the Fund's overweight position.        University with a B.A. in economics
company is led by a new management                                              and political science.
team that successfully implemented          During the year, the most
a strategy focused on improving          significant positioning changes        [HARTSFIELD PHOTO]
profit margins and earnings growth.      included additions in the health
The stock price also rose late in        care, IT and energy sectors. These     Juan R. Hartsfield Chartered
the year when the company's founder      purchases were funded by reducing      Financial Analyst, portfolio
made a bid to re-acquire the firm.       exposure to the industrials and        manager, is manager of AIM V.I.
                                         materials sectors. All changes to      Small Cap Growth Fund. Prior to
   In the IT sector, the Fund            the Fund were based on our             joining AIM in 2004, he began his
benefited from stock selection in a      bottom-up stock selection process      investment career in 2000 as an
number of different industries,          of identifying high quality growth     equity analyst and most recently
including communications equipment,      companies trading at what we           served as a portfolio manager. Mr.
internet software and services and       believe are attractive valuations.     Hartsfield earned a B.S. in
semiconductors and semiconductor                                                petroleum engineering from The
equipment. Within the semiconductor      IN CLOSING                             University of Texas and his M.B.A.
industry, FORMFACTOR was one of the                                             from the University of Michigan.
leading contributors to overall          Although we are pleased to have
Fund performance during the year.        provided positive returns for our      Assisted by the Small Cap Core/
This company uses a cost effective       investors for the year, we are         Growth Team
process to test semiconductor            always striving to improve
circuits, including memory chips.        performance. We thank you for your
The stock price appreciated after        commitment to AIM V.I. Small Cap
the company reported strong growth       Growth Fund.
in revenues and earnings due to                                                 FOR A DISCUSSION OF THE RISKS OF
high demand for its services. Other                                             INVESTING IN YOUR FUND, INDEXES
holdings that made key                                                          USED IN THIS REPORT AND YOUR FUND'S
contributions included CYBERSOURCE,                                             LONG-TERM PERFORMANCE, PLEASE SEE
which we subsequently sold,                                                     PAGES 4-5.
POLYCOM and VARIAN SEMICONDUCTOR.

YOUR FUND'S LONG-TERM PERFORMANCE                                               AIM V.I. SMALL CAP GROWTH FUND

===================================
AVERAGE ANNUAL TOTAL RETURNS             ADJUSTED TO REFLECT THE RULE 12B-1     VARIABLE PRODUCTS. YOU CANNOT
-----------------------------------      FEES APPLICABLE TO THE SERIES II       PURCHASE SHARES OF THE FUND
As of 12/31/06                           SHARES.                                DIRECTLY. PERFORMANCE FIGURES GIVEN

SERIES I SHARES                                                                 REPRESENT THE FUND AND ARE NOT
Inception (8/22/97)         7.21%        THE INCEPTION DATE OF SERIES I         INTENDED TO REFLECT ACTUAL VARIABLE
 5 Years                    4.68         SHARES IS AUGUST 22, 1997. THE         PRODUCT VALUES. THEY DO NOT REFLECT
 1 Year                    14.13         PERFORMANCE OF THE FUND'S SERIES I     SALES CHARGES, EXPENSES AND FEES
                                         AND SERIES II SHARE CLASSES WILL       ASSESSED IN CONNECTION WITH A
SERIES II SHARES                         DIFFER PRIMARILY DUE TO DIFFERENT      VARIABLE PRODUCT. SALES CHARGES,
Inception                   6.95%        CLASS EXPENSES.                        EXPENSES AND FEES, WHICH ARE
 5 Years                    4.44                                                DETERMINED BY THE VARIABLE PRODUCT
 1 Year                    13.86         THE PERFORMANCE DATA QUOTED            ISSUERS, WILL VARY AND WILL LOWER
===================================      REPRESENT PAST PERFORMANCE AND         THE TOTAL RETURN.
                                         CANNOT GUARANTEE COMPARABLE FUTURE
===================================      RESULTS; CURRENT PERFORMANCE MAY BE       PER NASD REQUIREMENTS, THE MOST
CUMULATIVE TOTAL RETURNS                 LOWER OR HIGHER. PLEASE CONTACT        RECENT MONTH-END PERFORMANCE DATA
-----------------------------------      YOUR VARIABLE PRODUCT ISSUER OR        AT THE FUND LEVEL, EXCLUDING
6 months ended 12/31/06                  FINANCIAL ADVISOR FOR THE MOST         VARIABLE PRODUCT CHARGES, IS
Series I Shares             7.18%        RECENT MONTH-END VARIABLE PRODUCT      AVAILABLE ON THIS AIM AUTOMATED
Series II Shares            7.04         PERFORMANCE. PERFORMANCE FIGURES       INFORMATION LINE, 866-702-4402. AS
===================================      REFLECT FUND EXPENSES, REINVESTED      MENTIONED ABOVE, FOR THE MOST
                                         DISTRIBUTIONS AND CHANGES IN NET       RECENT MONTH-END PERFORMANCE
SERIES II SHARES' INCEPTION DATE IS      ASSET VALUE. INVESTMENT RETURN AND     INCLUDING VARIABLE PRODUCT CHARGES,
APRIL 30, 2004. RETURNS SINCE THAT       PRINCIPAL VALUE WILL FLUCTUATE SO      PLEASE CONTACT YOUR VARIABLE
DATE ARE HISTORICAL. ALL OTHER           THAT YOU MAY HAVE A GAIN OR LOSS       PRODUCT ISSUER OR FINANCIAL
RETURNS ARE THE BLENDED RETURNS OF       WHEN YOU SELL SHARES.                  ADVISOR.
THE HISTORICAL PERFORMANCE OF
SERIES II SHARES SINCE THEIR                AIM V.I. SMALL CAP GROWTH FUND,        HAD THE ADVISOR NOT WAIVED FEES
INCEPTION AND THE RESTATED               A SERIES PORTFOLIO OF AIM VARIABLE     AND/OR REIMBURSED EXPENSES,
HISTORICAL PERFORMANCE OF SERIES I       INSURANCE FUNDS, IS CURRENTLY          PERFORMANCE WOULD HAVE BEEN LOWER.
SHARES (FOR PERIODS PRIOR TO             OFFERED THROUGH INSURANCE COMPANIES
INCEPTION OF SERIES II SHARES)           ISSUING

==================================================================================================================

PRINCIPAL RISKS OF INVESTING IN THE         The prices of securities held by    offerings (IPOs). There can be no
FUND                                     the Fund may decline in response to    assurance that the Fund will have
                                         market risks.                          favorable IPO investment
Prices of equity securities change                                              opportunities in the future.
in response to many factors                 The Fund may use enhanced           Moreover, the prices of IPO
including the historical and             investment techniques such as          securities may go up and down more
prospective earnings of the issuer,      derivatives. The principal risk of     than the prices of companies with
the value of its assets, general         investments in derivatives is that     longer trading histories. In
economic conditions, interest            the fluctuations in their values       addition, companies offering
rates, investor perceptions and          may not correlate perfectly with       securities in IPOs may have less
market liquidity.                        the overall securities markets.        experienced management or limited
                                         Derivatives are subject to counter     operating histories. For additional
   Growth investing may be more          party risk -- the risk that the        information regarding the Fund's
volatile than other investment           other party will not complete the      performance, please see the Fund's
styles because growth stocks are         transaction with the Fund.             prospectus
more sensitive to investor
perceptions of an issuing company's         The value of convertible               To the extent the Fund holds
growth potential.                        securities in which the Fund           cash or cash equivalents rather
                                         invests may be affected by market      than equity securities for risk
   At any given time, the Fund may       interest rates, the risk that the      management purposes, the Fund may
be subject to sector risk, which         issuer may default on interest or      not achieve its investment
means a certain sector may under         principal payments and the value of    objective.
perform other sectors or the market      the underlying common stock into
as a whole. The Fund is not limited      which these securities may be             If the seller of a repurchase
with respect to the sectors in           converted.                             agreement in which the Fund invests
which it can invest.                                                            defaults on its obligation or
                                            Foreign securities have             declares bankruptcy, the Fund may
   Investing in a fund that invests      additional risks, including            experience delays in selling the
in smaller companies involves risks      exchange rate changes, political       securities underlying the
not associated with investing in         and economic upheaval, the relative    repurchase agreement.
more established companies, such as      lack of information about these
business risk, stock price               companies, relatively low market          There is no guarantee that the
fluctuations and illiquidity.            liquidity and the potential lack of    investment techniques and risk
                                         strict financial and accounting        analyses used by the Fund's
   Investing in emerging markets         controls and standards.                portfolio managers will produce the
involves greater risk than                                                      desired results.
investing in more established               The Fund's return during certain
markets. The risks include the           periods was positively impacted by
relatively smaller size and lesser       its investments in initial public
liquidity of these markets, high
inflation rates, adverse political                                              Continued on page 5
developments and lack of timely
information.

                                                                                AIM V.I. Small Cap Growth Fund

Past performance cannot guarantee        that a logarithmic chart is more       the value of the investment. In
comparable future results.               effective than other types of          this chart, each segment represents
                                         charts in illustrating changes in      a doubling, or 100% change, in the
   This chart, which is a                value during the early years shown     value of the investment. In other
logarithmic chart, presents the          in the chart. The vertical axis,       words, the space between $5,000 and
fluctuations in the value of the         the one that indicates the dollar      $10,000 is the same size as the
Fund and its indexes. We believe         value of an investment, is             space between $10,000 and $20,000,
                                         constructed with each segment          and so on.
                                         representing a percent change in

====================================================================================================================

Continued from page 4

ABOUT INDEXES USED IN THIS REPORT        amended to reflect that the Fund       transactions. Generally accepted
                                         has elected to use the Lipper          accounting principles require
The unmanaged STANDARD & POOR'S          Variable Underlying Funds (VUF)        adjustments to be made to the net
COMPOSITE INDEX OF 500 STOCKS (the       Small-Cap Growth Funds Index as its    assets of the fund at period end
S&P 500 Index) is an index of            peer group rather than the Lipper      for financial reporting purposes,
common stocks frequently used as a       Small-Cap Growth Funds Index. The      and as such, the net asset value
general measure of U.S. stock            Lipper VUF Small-Cap Growth Funds      for shareholder transactions and
market performance.                      Index, recently published by Lipper    the returns based on those net
                                         Inc., comprises the largest            asset values may differ from the
   The unmanaged LIPPER SMALL-CAP        underlying funds in each variable      net asset values and returns
GROWTH FUNDS INDEX represents an         insurance category and does not        reported in the Financial
average of the performance of the        include mortality and expense fees.    Highlights. Additionally, the
30 largest small-capitalization                                                 returns and net asset values shown
growth funds tracked by Lipper              The Fund is not managed to track    throughout this report are at the
Inc., an independent mutual fund         the performance of any particular      fund level only and do not include
performance monitor.                     index, including the indexes           variable product issuer charges. If
                                         defined here, and consequently, the    such charges were included, the
   The unmanaged RUSSELL 2000            performance of the fund may deviate    total returns would be lower.
GROWTH INDEX is a subset of the          significantly from the performance
unmanaged Russell 2000 --Registered      of the indexes.                           Industry classifications used in
Trademark-- Index, which represents                                             this report are generally according
the performance of the stocks of            A direct investment cannot be       to the Global Industry
small-capitalization companies; the      made in an index. Unless otherwise     Classification Standard, which was
Growth subset measures the               indicated, index results include       developed by and is the exclusive
performance of Russell 2000              reinvested dividends, and they do      property and a service mark of
companies with higher price/book         not reflect sales charges.             Morgan Stanley Capital
ratios and higher forecasted growth      Performance of an index of funds       International Inc. and Standard &
values. The Russell 2000 Growth          reflects fund expenses; performance    Poor's.
Index is a trademark/service mark        of a market index does not.
of the Frank Russell Company.                                                      The Chartered Financial Analyst
Russell --Registered Trademark-- is      OTHER INFORMATION                      --Registered Trademark-- (CFA
a trademark of the Frank Russell                                                --Registered Trademark--)
Company.                                 The returns shown in the               designation is a globally
                                         Management's Discussion of Fund        recognized standard for measuring
   In conjunction with the annual        Performance are based on net asset     the competence and integrity of
prospectus update on or about May        values calculated for shareholder      investment professionals.
1, 2007, the AIM V.I Small Cap
Growth Fund prospectus will be

RESULTS OF A $10,000 INVESTMENT
Fund data from 8/22/97, index data from 8/31/97

                                                     [MOUNTAIN CHART]
            AIM V.I. SMALL CAP GROWTH FUND
  DATE          -SERIES I SHARES             S&P 500 INDEX  RUSSELL 2000 GROWTH INDEX  LIPPER SMALL-CAP GROWTH FUNDS INDEX
--------------------------------------------------------------------------------------------------------------------------
   8/22/97                $10000
      8/97                 10090                 $10000               $10000                           $10000
      9/97                 10820                  10547                10798                            10842
     10/97                 10110                  10195                10149                            10287
     11/97                  9809                  10667                 9907                            10055
     12/97                  9910                  10850                 9913                             9921
      1/98                  9770                  10970                 9781                             9774
      2/98                 10710                  11761                10644                            10564
      3/98                 11249                  12363                11091                            11042
      4/98                 11299                  12489                11159                            11122
      5/98                 10499                  12275                10348                            10335
      6/98                 10929                  12773                10454                            10638
      7/98                 10120                  12638                 9581                             9837
      8/98                  7969                  10812                 7369                             7689
      9/98                  9039                  11505                 8116                             8100
     10/98                  9449                  12440                 8540                             8419
     11/98                 10489                  13193                 9202                             9104
     12/98                 11532                  13953                10035                            10017
      1/99                 11682                  14536                10486                            10259
      2/99                 10551                  14085                 9527                             9272
      3/99                 11232                  14648                 9866                             9691
      4/99                 11612                  15215                10738                            10069
      5/99                 11673                  14856                10755                            10124
      6/99                 13054                  15679                11321                            11072
      7/99                 14164                  15191                10971                            11032
      8/99                 13854                  15116                10561                            10878
      9/99                 14895                  14702                10764                            11272
     10/99                 15556                  15632                11040                            11929
     11/99                 17948                  15950                12208                            13434
     12/99                 22032                  16888                14359                            16143
      1/00                 20961                  16040                14226                            15975
      2/00                 26465                  15736                17535                            20656
      3/00                 25153                  17275                15692                            19035
      4/00                 21548                  16755                14108                            16682
      5/00                 19107                  16412                12872                            15318
      6/00                 23740                  16816                14535                            18015
      7/00                 21699                  16553                13290                            16843
      8/00                 24721                  17581                14687                            18655
      9/00                 23391                  16653                13958                            17731
     10/00                 21770                  16582                12825                            16401
     11/00                 17259                  15276                10496                            13608
     12/00                 18732                  15351                11138                            14811
      1/01                 18659                  15895                12040                            15262
      2/01                 16099                  14447                10390                            13309
      3/01                 14627                  13532                 9445                            12016
      4/01                 16846                  14583                10601                            13313
      5/01                 17011                  14681                10847                            13674
      6/01                 17229                  14323                11143                            14019
      7/01                 16057                  14182                10192                            13237
      8/01                 14678                  13295                 9556                            12454
      9/01                 12159                  12222                 8014                            10510
     10/01                 13341                  12455                 8785                            11280
     11/01                 14419                  13410                 9518                            12154
     12/01                 15258                  13528                10111                            12891
      1/02                 14584                  13330                 9751                            12501
      2/02                 13267                  13073                 9120                            11744
      3/02                 14086                  13565                 9912                            12704
      4/02                 13764                  12743                 9698                            12369
      5/02                 13257                  12649                 9131                            11873
      6/02                 12272                  11749                 8357                            10991
      7/02                 10603                  10833                 7072                             9432
      8/02                 10572                  10904                 7069                             9418
      9/02                  9992                   9720                 6558                             8847
     10/02                 10613                  10575                 6890                             9225
     11/02                 11235                  11197                 7573                             9997
     12/02                 10509                  10539                 7051                             9329
      1/03                 10188                  10264                 6859                             9083
      2/03                  9991                  10109                 6676                             8800
      3/03                 10095                  10207                 6778                             8981
      4/03                 10685                  11048                 7419                             9724
      5/03                 11691                  11629                 8255                            10715
      6/03                 11846                  11778                 8414                            11078
      7/03                 12593                  11985                 9050                            11726
      8/03                 13256                  12219                 9536                            12348
==========================================================================================================================

                                                                                                       SOURCE: LIPPER INC.

==========================================================================================================================
                                                  [MOUNTAIN CHART]
      9/03                 12811                  12089                 9295                            12045
     10/03                 13796                  12773                10098                            13138
     11/03                 14262                  12885                10427                            13487
     12/03                 14024                  13560                10474                            13507
      1/04                 14739                  13809                11024                            14139
      2/04                 14678                  14001                11007                            14085
      3/04                 14594                  13790                11058                            13988
      4/04                 13909                  13574                10503                            13305
      5/04                 14158                  13760                10712                            13582
      6/04                 14583                  14027                11069                            13969
      7/04                 13381                  13563                10075                            12737
      8/04                 13030                  13617                 9858                            12324
      9/04                 13703                  13765                10403                            13028
     10/04                 14169                  13975                10656                            13394
     11/04                 15091                  14540                11557                            14331
     12/04                 15973                  15035                11972                            14964
      1/05                 15289                  14669                11433                            14398
      2/05                 15465                  14977                11590                            14682
      3/05                 15040                  14712                11155                            14189
      4/05                 14190                  14433                10445                            13396
      5/05                 14968                  14892                11181                            14284
      6/05                 15786                  14913                11543                            14783
      7/05                 16781                  15468                12350                            15685
      8/05                 16615                  15327                12176                            15414
      9/05                 16346                  15451                12272                            15498
     10/05                 15973                  15193                11819                            14973
     11/05                 16823                  15767                12488                            15776
     12/05                 16802                  15773                12469                            15763
      1/06                 18130                  16190                13672                            17047
      2/06                 18255                  16234                13599                            16981
      3/06                 18835                  16436                14260                            17688
      4/06                 18960                  16657                14219                            17748
      5/06                 17934                  16178                13218                            16643
      6/06                 17893                  16199                13226                            16505
      7/06                 17147                  16299                12539                            15605
      8/06                 17488                  16686                12907                            15919
      9/06                 17570                  17116                12994                            16127
     10/06                 18545                  17674                13836                            16856
     11/06                 19291                  18009                14167                            17424
     12/06                 19180                  18262                14133                            17442
==========================================================================================================================

CALCULATING YOUR ONGOING FUND EXPENSES                                          AIM V.I. SMALL CAP GROWTH FUND

EXAMPLE                                 ACTUAL EXPENSES                         expenses, which is not the Fund's
                                                                                actual return. The Fund's actual
As a shareholder of the Fund, you       The table below provides                cumulative total returns at net
incur ongoing costs, including          information about actual account        asset value after expenses for the
management fees; distribution           values and actual expenses. You may     six months ended December 31, 2006,
and/or service (12b-1) fees; and        use the information in this table,      appear in the table "Cumulative
other Fund expenses. This example       together with the amount you            Total Returns" on page 4.
is intended to help you understand      invested, to estimate the expenses
your ongoing costs (in dollars) of      that you paid over the period.             The hypothetical account values
investing in the Fund and to            Simply divide your account value by     and expenses may not be used to
compare these costs with ongoing        $1,000 (for example, an $8,600          estimate the actual ending account
costs of investing in other mutual      account value divided by $1,000 =       balance or expenses you paid for
funds. The example is based on an       8.6), then multiply the result by       the period. You may use this
investment of $1,000 invested at        the number in the table under the       information to compare the ongoing
the beginning of the period and         heading entitled "Actual Expenses       costs of investing in the Fund and
held for the entire period July 1,      Paid During Period" to estimate the     other funds. To do so, compare this
2006, through December 31, 2006.        expenses you paid on your account       5% hypothetical example with the 5%
                                        during this period.                     hypothetical examples that appear
   The actual and hypothetical                                                  in the shareholder reports of the
expenses in the examples below do                                               other funds.
not represent the effect of any         HYPOTHETICAL EXAMPLE FOR COMPARISON
fees or other expenses assessed in      PURPOSES                                   Please note that the expenses
connection with a variable product;                                             shown in the table are meant to
if they did, the expenses shown         The table below also provides           highlight your ongoing costs.
would be higher while the ending        information about hypothetical          Therefore, the hypothetical
account values shown would be           account values and hypothetical         information is useful in comparing
lower.                                  expenses based on the Fund's actual     ongoing costs, and will not help
                                        expense ratio and an assumed rate       you determine the relative total
                                        of return of 5% per year before         costs of owning different funds.

                                            ACTUAL                             HYPOTHETICAL
                                                                    (5% ANNUAL RETURN BEFORE EXPENSES)
               BEGINNING           ENDING             EXPENSES           ENDING            EXPENSES       ANNUALIZED
SHARE        ACCOUNT VALUE     ACCOUNT VALUE        PAID DURING      ACCOUNT VALUE       PAID DURING       EXPENSE
CLASS           (7/1/06)        (12/31/06)(1)         PERIOD(2)        (12/31/06)         PERIOD(2)         RATIO
-------------------------------------------------------------------------------------------------------------------
Series I       $1,000.00        $1,071.80               $ 6.32         $1,019.11            $ 6.16           1.21%
Series II       1,000.00         1,070.40                 7.62          1,017.85              7.43           1.46
===================================================================================================================

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 4.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT                                       AIM V.I. SMALL CAP GROWTH FUND

The Board of Trustees of AIM            - The nature and extent of the          early results but need more time to
Variable Insurance Funds (the           advisory services to be provided by     be evaluated before a conclusion
"Board") oversees the management of     AIM. The Board reviewed the             can be made that the changes have
AIM V.I. Small Cap Growth Fund          services to be provided by AIM          addressed the Fund's under-performance.
(formerly named "AIM V.I. Small         under the Advisory Agreement. Based     Based on this review and after taking
Company Growth Fund") (the "Fund")      on such review, the Board concluded     account of all of the other factors
and, as required by law, determines     that the range of services to be        that the Board considered in determining
annually whether to approve the         provided by AIM under the Advisory      whether to continue the Advisory
continuance of the Fund's advisory      Agreement was appropriate and that      Agreement for the Fund, the Board
agreement with A I M Advisors, Inc.     AIM currently is providing services     concluded that no changes should be
("AIM"). Based upon the                 in accordance with the terms of the     made to the Fund and that it was
recommendation of the Investments       Advisory Agreement.                     not necessary to change the Fund's
Committee of the Board, at a                                                    portfolio management team at this
meeting held on June 27, 2006, the      - The quality of services to be         time. Although the independent
Board, including all of the             provided by AIM. The Board reviewed     written evaluation of the Fund's
independent trustees, approved the      the credentials and experience of       Senior Officer (discussed below)
continuance of the advisory             the officers and employees of AIM       only considered Fund performance
agreement (the "Advisory                who will provide investment             through the most recent calendar
Agreement") between the Fund and        advisory services to the Fund. In       year, the Board also reviewed more
AIM for another year, effective         reviewing the qualifications of AIM     recent Fund performance, which did
July 1, 2006.                           to provide investment advisory          not change their conclusions.
                                        services, the Board considered such
   The Board considered the factors     issues as AIM's portfolio and           - Meetings with the Fund's portfolio
discussed below in evaluating the       product review process, various         managers and investment personnel.
fairness and reasonableness of the      back office support functions           With respect to the Fund, the Board
Advisory Agreement at the meeting       provided by AIM and AIM's equity        is meeting periodically with such
on June 27, 2006 and as part of the     and fixed income trading                Fund's portfolio managers and/or
Board's ongoing oversight of the        operations. Based on the review of      other investment personnel and
Fund. In their deliberations, the       these and other factors, the Board      believes that such individuals are
Board and the independent trustees      concluded that the quality of           competent and able to continue to
did not identify any particular         services to be provided by AIM was      carry out their responsibilities
factor that was controlling, and        appropriate and that AIM currently      under the Advisory Agreement.
each trustee attributed different       is providing satisfactory services
weights to the various factors.         in accordance with the terms of the     - Overall performance of AIM. The
                                        Advisory Agreement.                     Board considered the overall
   One responsibility of the                                                    performance of AIM in providing
independent Senior Officer of the       - The performance of the Fund           investment advisory and portfolio
Fund is to manage the process by        relative to comparable funds. The       administrative services to the Fund
which the Fund's proposed               Board reviewed the performance of       and concluded that such performance
management fees are negotiated to       the Fund during the past one, three     was satisfactory.
ensure that they are negotiated in      and five calendar years against the
a manner which is at arms' length       performance of funds advised by         - Fees relative to those of clients
and reasonable. To that end, the        other advisors with investment          of AIM with comparable investment
Senior Officer must either              strategies comparable to those of       strategies. The Board reviewed the
supervise a competitive bidding         the Fund. The Board noted that the      effective advisory fee rate (before
process or prepare an independent       Fund's performance in such periods      waivers) for the Fund under the
written evaluation. The Senior          was below the median performance of     Advisory Agreement. The Board noted
Officer has recommended an              such comparable funds. The Board        that this rate was (i) above the
independent written evaluation in       also noted that AIM began serving       effective advisory fee rate (before
lieu of a competitive bidding           as investment advisor to the Fund       waivers) for a mutual fund advised
process and, upon the direction of      in April 2004. The Board noted that     by AIM with investment strategies
the Board, has prepared such an         AIM has recently made changes to        comparable to those of the Fund;
independent written evaluation.         the Fund's portfolio management         and (ii) above the effective
Such written evaluation also            team, which appear to be producing      sub-advisory fee rates for four
considered certain of the factors       encouraging early results but need      variable insurance funds
discussed below. In addition, as        more time to be evaluated before a      sub-advised by an AIM affiliate and
discussed below, the Senior Officer     conclusion can be made that the         offered to insurance company
made a recommendation to the Board      changes have addressed the Fund's       separate accounts with investment
in connection with such written         under-performance. Based on this        strategies comparable to those of
evaluation.                             review and after taking account of      the Fund, although the total
                                        all of the other factors that the       advisory fees for such variable
   The discussion below serves as a     Board considered in determining         insurance funds were above those
summary of the Senior Officer's         whether to continue the Advisory        for the Fund. The Board noted that
independent written evaluation and      Agreement for the Fund, the Board       AIM has agreed to waive advisory
recommendation to the Board in          concluded that no changes should be     fees of the Fund and to limit the
connection therewith, as well as a      made to the Fund and that it was        Fund's total operating expenses, as
discussion of the material factors      not necessary to change the Fund's      discussed below. Based on this
and the conclusions with respect        portfolio management team at this       review, the Board concluded that
thereto that formed the basis for       time. Although the independent          the advisory fee rate for the Fund
the Board's approval of the             written evaluation of the Fund's        under the Advisory Agreement was
Advisory Agreement. After               Senior Officer (discussed below)        fair and reasonable.
consideration of all of the factors     only considered Fund performance
below and based on its informed         through the most recent calendar        - Fees relative to those of
business judgment, the Board            year, the Board also reviewed more      comparable funds with other
determined that the Advisory            recent Fund performance, which did      advisors. The Board reviewed the
Agreement is in the best interests      not change their conclusions.           advisory fee rate for the Fund
of the Fund and its shareholders                                                under the Advisory Agreement. The
and that the compensation to AIM        - The performance of the Fund           Board compared effective
under the Advisory Agreement is         relative to indices. The Board          contractual advisory fee rates at a
fair and reasonable and would have      reviewed the performance of the         common asset level at the end of
been obtained through arm's length      Fund during the past one, three and     the past calendar year and noted
negotiations.                           five calendar years against the         that the Fund's rate was below the
                                        performance of the Lipper Variable      median rate of the funds advised by
   Unless otherwise stated,             Underlying Fund Small-Cap Growth        other advisors with investment
information presented below is as       Index. The Board noted that the         strategies comparable to those of
of June 27, 2006 and does not           Fund's performance in such periods      the Fund that the Board reviewed.
reflect any changes that may have       was below the performance of such       The Board noted that AIM has agreed
occurred since June 27, 2006,           Index. The Board also noted that        to waive advisory fees of the Fund
including but not limited to            AIM began serving as investment         and to limit the Fund's total
changes to the Fund's performance,      advisor to the Fund in April 2004.      operating expenses, as discussed
advisory fees, expense limitations      The Board noted that AIM has            below. Based on this review, the
and/or fee waivers.                     recently made changes to the Fund's     Board concluded that the advisory
                                        portfolio management team, which        fee rate for the Fund under the
                                        appear to be producing encouraging

                                                                                AIM V.I. SMALL CAP GROWTH FUND

Advisory Agreement was fair and         advised by AIM pursuant to the          Advisory Agreement was not
reasonable.                             terms of an SEC exemptive order.        excessive.
                                        The Board found that the Fund may
- Expense limitations and fee           realize certain benefits upon           - Benefits of soft dollars to AIM.
waivers. The Board noted that AIM       investing cash balances in AIM          The Board considered the benefits
has contractually agreed to waive       advised money market funds,             realized by AIM as a result of
advisory fees of the Fund through       including a higher net return,          brokerage transactions executed
April 30, 2008 to the extent            increased liquidity, increased          through "soft dollar" arrangements.
necessary so that the advisory fees     diversification or decreased            Under these arrangements, brokerage
payable by the Fund do not exceed a     transaction costs. The Board also       commissions paid by the Fund and/or
specified maximum advisory fee          found that the Fund will not            other funds advised by AIM are used
rate, which maximum rate includes       receive reduced services if it          to pay for research and execution
breakpoints and is based on net         invests its cash balances in such       services. This research may be used
asset levels. The Board considered      money market funds. The Board noted     by AIM in making investment
the contractual nature of this fee      that, to the extent the Fund            decisions for the Fund. The Board
waiver and noted that it remains in     invests uninvested cash in              concluded that such arrangements
effect until April 30, 2008. The        affiliated money market funds, AIM      were appropriate.
Board noted that AIM has                has voluntarily agreed to waive a
contractually agreed to waive fees      portion of the advisory fees it         - AIM's financial soundness in light
and/or limit expenses of the Fund       receives from the Fund attributable     of the Fund's needs. The Board
through April 30, 2008 in an amount     to such investment. The Board           considered whether AIM is
necessary to limit total annual         further determined that the             financially sound and has the
operating expenses to a specified       proposed securities lending program     resources necessary to perform its
percentage of average daily net         and related procedures with respect     obligations under the Advisory
assets for each class of the Fund.      to the lending Fund is in the best      Agreement, and concluded that AIM
The Board considered the                interests of the lending Fund and       has the financial resources
contractual nature of this fee          its respective shareholders. The        necessary to fulfill its
waiver/expense limitation and noted     Board therefore concluded that the      obligations under the Advisory
that it remains in effect until         investment of cash collateral           Agreement.
April 30, 2008. The Board               received in connection with the
considered the effect these fee         securities lending program in the       - Historical relationship between
waivers/expense limitations would       money market funds according to the     the Fund and AIM. In determining
have on the Fund's estimated            procedures is in the best interests     whether to continue the Advisory
expenses and concluded that the         of the lending Fund and its             Agreement for the Fund, the Board
levels of fee waivers/expense           respective shareholders.                also considered the prior
limitations for the Fund were fair                                              relationship between AIM and the
and reasonable.                         - Independent written evaluation and    Fund, as well as the Board's
                                        recommendations of the Fund's           knowledge of AIM's operations, and
- Breakpoints and economies of          Senior Officer. The Board noted         concluded that it was beneficial to
scale. The Board reviewed the           that, upon their direction, the         maintain the current relationship,
structure of the Fund's advisory        Senior Officer of the Fund, who is      in part, because of such knowledge.
fee under the Advisory Agreement,       independent of AIM and AIM's            The Board also reviewed the general
noting that it does not include any     affiliates, had prepared an             nature of the non-investment
breakpoints. The Board considered       independent written evaluation in       advisory services currently
whether it would be appropriate to      order to assist the Board in            performed by AIM and its
add advisory fee breakpoints for        determining the reasonableness of       affiliates, such as administrative,
the Fund or whether, due to the         the proposed management fees of the     transfer agency and distribution
nature of the Fund and the advisory     AIM Funds, including the Fund. The      services, and the fees received by
fee structures of comparable funds,     Board noted that the Senior             AIM and its affiliates for
it was reasonable to structure the      Officer's written evaluation had        performing such services. In
advisory fee without breakpoints.       been relied upon by the Board in        addition to reviewing such
Based on this review, the Board         this regard in lieu of a                services, the trustees also
concluded that it was not necessary     competitive bidding process. In         considered the organizational
to add advi sory fee breakpoints to     determining whether to continue the     structure employed by AIM and its
the Fund's advisory fee schedule.       Advisory Agreement for the Fund,        affiliates to provide those
The Board reviewed the level of the     the Board considered the Senior         services. Based on the review of
Fund's advisory fees, and noted         Officer's written evaluation and        these and other factors, the Board
that such fees, as a percentage of      the recommendation made by the          concluded that AIM and its
the Fund's net assets, would remain     Senior Officer to the Board that        affiliates were qualified to
constant under the Advisory             the Board consider whether the          continue to provide non-investment
Agreement because the Advisory          advisory fee waivers for certain        advisory services to the Fund,
Agreement does not include any          equity AIM Funds, including the         including administrative, transfer
breakpoints. The Board noted that       Fund, should be simplified. The         agency and distribution services,
AIM has contractually agreed to         Board concluded that it would be        and that AIM and its affiliates
waive advisory fees of the Fund         advisable to consider this issue        currently are providing
through April 30, 2008 to the           and reach a decision prior to the       satisfactory non-investment
extent necessary so that the            expiration date of such advisory        advisory services.
advisory fees payable by the Fund       fee waivers.
do not exceed a specified maximum                                               - Other factors and current trends.
advisory fee rate, which maximum        - Profitability of AIM and its          The Board considered the steps that
rate includes breakpoints and is        affiliates. The Board reviewed          AIM and its affiliates have taken
based on net asset levels. The          information concerning the              over the last several years, and
Board concluded that the Fund's fee     profitability of AIM's (and its         continue to take, in order to
levels under the Advisory Agreement     affiliates') investment advisory        improve the quality and efficiency
therefore would not reflect             and other activities and its            of the services they provide to the
economies of scale, although the        financial condition. The Board          Funds in the areas of investment
advisory fee waiver reflects            considered the overall                  performance, product line
economies of scale.                     profitability of AIM, as well as        diversification, distribution, fund
                                        the profitability of AIM in             operations, shareholder services
- Investments in affiliated money       connection with managing the Fund.      and compliance. The Board concluded
market funds. The Board also took       The Board noted that AIM's              that these steps taken by AIM have
into account the fact that              operations remain profitable,           improved, and are likely to
uninvested cash and cash collateral     although increased expenses in          continue to improve, the quality
from securities lending                 recent years have reduced AIM's         and efficiency of the services AIM
arrangements, if any (collectively,     profitability. Based on the review      and its affiliates provide to the
"cash balances") of the Fund may be     of the profitability of AIM's and       Fund in each of these areas, and
invested in money market funds          its affiliates' investment advisory     support the Board's approval of the
                                        and other activities and its            continuance of the Advisory
                                        financial condition, the Board          Agreement for the Fund.
                                        concluded that the compensation to
                                        be paid by the Fund to AIM under
                                        its

AIM V.I. Small Cap Growth Fund

SCHEDULE OF INVESTMENTS

December 31, 2006


                                               SHARES       VALUE
--------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-98.07%

AEROSPACE & DEFENSE-1.24%

Ceradyne, Inc.(a)                               2,698    $   152,437
--------------------------------------------------------------------
United Industrial Corp.                         1,805         91,604
====================================================================
                                                             244,041
====================================================================

AIR FREIGHT & LOGISTICS-1.33%

Forward Air Corp.                               4,429        128,131
--------------------------------------------------------------------
Hub Group, Inc.-Class A(a)                      4,895        134,857
====================================================================
                                                             262,988
====================================================================

APPAREL RETAIL-4.78%

bebe stores, inc.                               6,368        126,023
--------------------------------------------------------------------
Charlotte Russe Holding Inc.(a)                 3,016         92,742
--------------------------------------------------------------------
Children's Place Retail Stores, Inc. (The)(a)   2,378        151,051
--------------------------------------------------------------------
DSW Inc.-Class A(a)                             5,141        198,288
--------------------------------------------------------------------
Hot Topic, Inc.(a)                             14,456        192,843
--------------------------------------------------------------------
Zumiez Inc.(a)                                  6,132        181,139
====================================================================
                                                             942,086
====================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.73%

Warnaco Group, Inc. (The)(a)                    5,668        143,854
====================================================================

APPLICATION SOFTWARE-4.66%

ANSYS, Inc.(a)                                  3,466        150,736
--------------------------------------------------------------------
Blackboard Inc.(a)                              6,017        180,751
--------------------------------------------------------------------
Epicor Software Corp.(a)                        3,052         41,232
--------------------------------------------------------------------
Informatica Corp.(a)                           16,498        201,441
--------------------------------------------------------------------
Kronos Inc.(a)                                  4,024        147,842
--------------------------------------------------------------------
MicroStrategy Inc.-Class A(a)                   1,733        197,579
====================================================================
                                                             919,581
====================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.15%

Affiliated Managers Group, Inc.(a)              2,150        226,030
====================================================================

BIOTECHNOLOGY-2.78%

Alkermes, Inc.(a)                               6,195         82,827
--------------------------------------------------------------------
CV Therapeutics, Inc.(a)                        4,515         63,030
--------------------------------------------------------------------
Human Genome Sciences, Inc.(a)                  7,005         87,142
--------------------------------------------------------------------
Myriad Genetics, Inc.(a)                        4,450        139,285
--------------------------------------------------------------------
United Therapeutics Corp.(a)                    3,230        175,615
====================================================================
                                                             547,899
====================================================================

CATALOG RETAIL-0.71%

Coldwater Creek Inc.(a)                         5,720        140,254
====================================================================

COMMUNICATIONS EQUIPMENT-4.11%

F5 Networks, Inc.(a)                            3,126        231,981
--------------------------------------------------------------------
NETGEAR, Inc.(a)                                7,079        185,824
--------------------------------------------------------------------

                                               SHARES       VALUE
--------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-(CONTINUED)

NICE Systems Ltd.-ADR (Israel)(a)               5,130    $   157,901
--------------------------------------------------------------------
Polycom, Inc.(a)                                7,576        234,174
====================================================================
                                                             809,880
====================================================================

COMPUTER STORAGE & PERIPHERALS-0.96%

Emulex Corp.(a)                                 9,680        188,857
====================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.85%

Bucyrus International, Inc.-Class A             3,244        167,909
====================================================================

CONSTRUCTION MATERIALS-0.74%

Eagle Materials Inc.                            3,389        146,506
====================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.53%

Euronet Worldwide, Inc.(a)                      6,355        188,680
--------------------------------------------------------------------
Global Payments Inc.                            2,437        112,833
====================================================================
                                                             301,513
====================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-2.05%

Advisory Board Co. (The)(a)                     1,789         95,783
--------------------------------------------------------------------
CoStar Group Inc.(a)                            2,766        148,147
--------------------------------------------------------------------
Pike Electric Corp.(a)                          9,796        159,969
====================================================================
                                                             403,899
====================================================================

DRUG RETAIL-0.79%

Longs Drug Stores Corp.                         3,663        155,238
====================================================================

ELECTRIC UTILITIES-0.51%

ITC Holdings Corp.                              2,518        100,468
====================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-4.03%

Acuity Brands, Inc.                             3,830        199,313
--------------------------------------------------------------------
General Cable Corp.(a)                          5,299        231,619
--------------------------------------------------------------------
Regal-Beloit Corp.                              3,507        184,153
--------------------------------------------------------------------
Thomas & Betts Corp.(a)                         3,825        180,846
====================================================================
                                                             795,931
====================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-2.37%

Aeroflex Inc.(a)                               13,195        154,645
--------------------------------------------------------------------
Cogent Inc.(a)                                  5,592         61,568
--------------------------------------------------------------------
Coherent, Inc.(a)                               4,876        153,935
--------------------------------------------------------------------
Orbotech, Ltd. (Israel)(a)                      3,815         97,054
====================================================================
                                                             467,202
====================================================================

ELECTRONIC MANUFACTURING SERVICES-1.01%

Trimble Navigation Ltd.(a)                      3,915        198,608
====================================================================

AIM V.I. Small Cap Growth Fund


                                               SHARES       VALUE
--------------------------------------------------------------------

FOOD DISTRIBUTORS-0.76%

Performance Food Group Co.(a)                   5,432    $   150,140
====================================================================

HEALTH CARE EQUIPMENT-5.39%

American Medical Systems Holdings, Inc.(a)      8,669        160,550
--------------------------------------------------------------------
Home Diagnostics Inc.(a)                        5,028         53,297
--------------------------------------------------------------------
Integra LifeSciences Holdings(a)                3,856        164,227
--------------------------------------------------------------------
Kyphon Inc.(a)                                  2,891        116,796
--------------------------------------------------------------------
Mentor Corp.                                    3,120        152,474
--------------------------------------------------------------------
NuVasive, Inc.(a)                               7,339        169,531
--------------------------------------------------------------------
Palomar Medical Technologies, Inc.(a)             754         38,205
--------------------------------------------------------------------
Wright Medical Group, Inc.(a)                   8,924        207,751
====================================================================
                                                           1,062,831
====================================================================

HEALTH CARE FACILITIES-2.43%

Genesis HealthCare Corp.(a)                     3,386        159,921
--------------------------------------------------------------------
LifePoint Hospitals, Inc.(a)                    4,264        143,697
--------------------------------------------------------------------
VCA Antech, Inc.(a)                             5,438        175,049
====================================================================
                                                             478,667
====================================================================

HEALTH CARE SERVICES-1.57%

inVentiv Health Inc.(a)                         4,458        157,591
--------------------------------------------------------------------
Pediatrix Medical Group, Inc.(a)                3,098        151,492
====================================================================
                                                             309,083
====================================================================

HEALTH CARE SUPPLIES-0.73%

Gen-Probe Inc.(a)                               2,749        143,965
====================================================================

HEALTH CARE TECHNOLOGY-1.75%

Allscripts Healthcare Solutions, Inc.(a)        6,797        183,451
--------------------------------------------------------------------
Eclipsys Corp.(a)                               7,900        162,424
====================================================================
                                                             345,875
====================================================================

HOME ENTERTAINMENT SOFTWARE-1.41%

THQ Inc.(a)                                     8,574        278,826
====================================================================

HOME FURNISHINGS-1.04%

Tempur-Pedic International Inc.(a)             10,043        205,480
====================================================================

HOTELS, RESORTS & CRUISE LINES-1.12%

Choice Hotels International, Inc.               2,967        124,911
--------------------------------------------------------------------
Four Seasons Hotels Inc. (Canada)               1,169         95,846
====================================================================
                                                             220,757
====================================================================

HOUSEHOLD PRODUCTS-0.94%

Church & Dwight Co., Inc.                       4,352        185,613
====================================================================

HUMAN RESOURCE & EMPLOYMENT SERVICES-0.96%

Korn/Ferry International(a)                     8,216        188,639
====================================================================

INDUSTRIAL MACHINERY-0.62%

Actuant Corp.-Class A                           2,571        122,508
====================================================================

INSURANCE BROKERS-0.72%

National Financial Partners Corp.               3,225        141,803
====================================================================

                                               SHARES       VALUE
--------------------------------------------------------------------


INTEGRATED TELECOMMUNICATION SERVICES-0.83%

NeuStar, Inc.-Class A(a)                        5,066    $   164,341
====================================================================

INTERNET RETAIL-0.32%

Shutterfly, Inc.(a)                             4,457         64,181
====================================================================

INTERNET SOFTWARE & SERVICES-2.14%

aQuantive, Inc.(a)                              6,791        167,466
--------------------------------------------------------------------
DealerTrack Holdings Inc.(a)                    4,022        118,327
--------------------------------------------------------------------
ValueClick, Inc.(a)                             5,739        135,613
====================================================================
                                                             421,406
====================================================================

INVESTMENT BANKING & BROKERAGE-0.91%

Greenhill & Co., Inc.                           2,433        179,555
====================================================================

IT CONSULTING & OTHER SERVICES-0.72%

MPS Group, Inc.(a)                              9,974        141,431
====================================================================

LEISURE PRODUCTS-0.74%

Marvel Entertainment, Inc.(a)                   5,412        145,637
====================================================================

LIFE SCIENCES TOOLS & SERVICES-2.89%

Millipore Corp.(a)                              2,199        146,453
--------------------------------------------------------------------
Nektar Therapeutics(a)                          5,726         87,093
--------------------------------------------------------------------
PAREXEL International Corp.(a)                  4,735        137,173
--------------------------------------------------------------------
Varian Inc.(a)                                  4,473        200,346
====================================================================
                                                             571,065
====================================================================

MANAGED HEALTH CARE-0.67%

Magellan Health Services, Inc.(a)               3,059        132,210
====================================================================

MULTI-LINE INSURANCE-0.94%

HCC Insurance Holdings, Inc.                    5,812        186,507
====================================================================

OFFICE REIT'S-0.71%

BioMed Realty Trust, Inc.                       4,885        139,711
====================================================================

OIL & GAS DRILLING-0.85%

Unit Corp.(a)                                   3,482        168,703
====================================================================

OIL & GAS EQUIPMENT & SERVICES-4.99%

Core Laboratories N.V. (Netherlands)(a)         2,834        229,554
--------------------------------------------------------------------
Dril-Quip, Inc.(a)                              3,558        139,331
--------------------------------------------------------------------
FMC Technologies, Inc.(a)                       2,147        132,320
--------------------------------------------------------------------
Hydril(a)                                       2,519        189,404
--------------------------------------------------------------------
Input/Output, Inc.(a)                           9,255        126,146
--------------------------------------------------------------------
Superior Energy Services, Inc.(a)               5,108        166,929
====================================================================
                                                             983,684
====================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.46%

Bill Barrett Corp.(a)                           6,054        164,729
--------------------------------------------------------------------
Range Resources Corp.                           5,786        158,884
--------------------------------------------------------------------
Whiting Petroleum Corp.(a)                      3,492        162,727
====================================================================
                                                             486,340
====================================================================

AIM V.I. Small Cap Growth Fund


                                               SHARES       VALUE
--------------------------------------------------------------------

PHARMACEUTICALS-2.87%

Medicines Co. (The)(a)                          5,212    $   165,325
--------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A            6,031        211,869
--------------------------------------------------------------------
Santarus Inc.(a)                                8,063         63,133
--------------------------------------------------------------------
Sciele Pharma, Inc.(a)                          5,235        125,640
====================================================================
                                                             565,967
====================================================================

PROPERTY & CASUALTY INSURANCE-0.74%

ProAssurance Corp.(a)                           2,910        145,267
====================================================================

REGIONAL BANKS-3.02%

East West Bancorp, Inc.                         2,241         79,376
--------------------------------------------------------------------
PrivateBancorp, Inc.                            2,644        110,070
--------------------------------------------------------------------
SVB Financial Group(a)                          3,226        150,396
--------------------------------------------------------------------
Texas Capital Bancshares, Inc.(a)               5,066        100,712
--------------------------------------------------------------------
UCBH Holdings, Inc.                             5,513         96,809
--------------------------------------------------------------------
Virginia Commerce Bancorp, Inc.(a)              2,981         59,262
====================================================================
                                                             596,625
====================================================================

RESTAURANTS-3.40%

Applebee's International, Inc.                  7,125        175,774
--------------------------------------------------------------------
Jack in the Box Inc.(a)                         3,380        206,315
--------------------------------------------------------------------
P.F. Chang's China Bistro, Inc.(a)              3,341        128,227
--------------------------------------------------------------------
RARE Hospitality International, Inc.(a)         4,861        160,073
====================================================================
                                                             670,389
====================================================================

SEMICONDUCTOR EQUIPMENT-2.93%

FormFactor Inc.(a)                              4,059        151,198
--------------------------------------------------------------------
Tessera Technologies Inc.(a)                    5,037        203,192
--------------------------------------------------------------------
Varian Semiconductor Equipment Associates,
  Inc.(a)                                       4,898        222,957
====================================================================
                                                             577,347
====================================================================

SEMICONDUCTORS-3.56%

Cirrus Logic, Inc.(a)                          17,724        121,941
--------------------------------------------------------------------
Microsemi Corp.(a)                              7,062        138,768
--------------------------------------------------------------------
Power Integrations, Inc.(a)                     6,032        141,450
--------------------------------------------------------------------

                                               SHARES       VALUE
--------------------------------------------------------------------

SEMICONDUCTORS-(CONTINUED)

Silicon Laboratories Inc.(a)                    4,353    $   150,832
--------------------------------------------------------------------
SiRF Technology Holdings, Inc.(a)               5,859        149,522
====================================================================
                                                             702,513
====================================================================

SPECIALIZED CONSUMER SERVICES-0.94%

Jackson Hewitt Tax Service Inc.                 5,474        185,952
====================================================================

SPECIALTY STORES-0.89%

Dick's Sporting Goods, Inc.(a)                  3,590        175,874
====================================================================

STEEL-0.91%

Carpenter Technology Corp.                      1,759        180,333
====================================================================

SYSTEMS SOFTWARE-0.80%

MICROS Systems, Inc.(a)                         2,997        157,942
====================================================================

TRADING COMPANIES & DISTRIBUTORS-1.27%

TransDigm Group, Inc.(a)                        4,642        123,060
--------------------------------------------------------------------
WESCO International, Inc.(a)                    2,172        127,735
====================================================================
                                                             250,795
====================================================================

TRUCKING-0.68%

Swift Transportation Co., Inc.(a)               5,118        134,450
====================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.12%

SBA Communications Corp.-Class A(a)             8,020        220,550
====================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $17,612,181)                        19,345,706
====================================================================

MONEY MARKET FUNDS-1.34%

Liquid Assets Portfolio-Institutional
  Class(b)                                     132,413       132,413
--------------------------------------------------------------------
Premier Portfolio-Institutional Class(b)       132,414       132,414
====================================================================
    Total Money Market Funds (Cost $264,827)                 264,827
====================================================================
TOTAL INVESTMENTS-99.41% (Cost $17,877,008)               19,610,533
====================================================================
OTHER ASSETS LESS LIABILITIES-0.59%                          115,563
====================================================================
NET ASSETS-100.00%                                       $19,726,096
____________________________________________________________________
====================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
REIT  - Real Estate Investment Trust

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Small Cap Growth Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:

Investments, at value (cost $17,612,181)         $19,345,706
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $264,827)                                    264,827
============================================================
    Total investments (cost $17,877,008)          19,610,533
============================================================
Receivables for:
  Investments sold                                   141,652
------------------------------------------------------------
  Fund shares sold                                    20,623
------------------------------------------------------------
  Dividends                                            8,853
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                10,346
============================================================
    Total assets                                  19,792,007
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                               2,957
------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                             11,753
------------------------------------------------------------
  Fund expenses advanced                               5,967
------------------------------------------------------------
Accrued administrative services fees                  12,056
------------------------------------------------------------
Accrued distribution fees-Series II                       76
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             3,264
------------------------------------------------------------
Accrued transfer agent fees                              735
------------------------------------------------------------
Accrued operating expenses                            29,103
============================================================
    Total liabilities                                 65,911
============================================================
Net assets applicable to shares outstanding      $19,726,096
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $15,012,899
------------------------------------------------------------
Undistributed net investment income (loss)            (8,713)
------------------------------------------------------------
Undistributed net realized gain from investment
  securities                                       2,988,385
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                       1,733,525
============================================================
                                                  19,726,096
____________________________________________________________
============================================================

NET ASSETS:

Series I                                         $19,599,610
____________________________________________________________
============================================================
Series II                                        $   126,486
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           1,059,657
____________________________________________________________
============================================================
Series II                                              6,874
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $     18.50
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $     18.40
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2006

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of
  $547)                                           $   66,506
------------------------------------------------------------
Dividends from affiliated money market funds
  (includes securities lending income of $3,534)      47,191
============================================================
    Total investment income                          113,697
============================================================

EXPENSES:

Advisory fees                                        205,848
------------------------------------------------------------
Administrative services fees                         118,228
------------------------------------------------------------
Custodian fees                                        16,962
------------------------------------------------------------
Distribution fees-Series II                              235
------------------------------------------------------------
Transfer agent fees                                    8,712
------------------------------------------------------------
Trustees' and officer's fees and benefits             15,628
------------------------------------------------------------
Professional services fees                            44,542
------------------------------------------------------------
Other                                                 12,372
============================================================
    Total expenses                                   422,527
============================================================
Less: Fees waived and expense offset
  arrangements                                       (93,427)
============================================================
    Net expenses                                     329,100
============================================================
Net investment income (loss)                        (215,403)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain from investment securities
  (includes net gains from securities sold to
  affiliates of $632,437)                          3,616,920
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities           (442,945)
============================================================
Net gain from investment securities                3,173,975
============================================================
Net increase in net assets resulting from
  operations                                      $2,958,572
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Small Cap Growth Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2006 and 2005

                                                                  2006            2005
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (215,403)   $   (297,030)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, futures
    contracts and options contracts                              3,616,920       4,994,360
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and options contracts                   (442,945)     (2,857,252)
==========================================================================================
    Net increase in net assets resulting from operations         2,958,572       1,840,078
==========================================================================================
Share transactions-net:
  Series l                                                     (14,488,518)    (18,504,692)
------------------------------------------------------------------------------------------
  Series ll                                                        103,617           1,095
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (14,384,901)    (18,503,597)
==========================================================================================
    Net increase (decrease) in net assets                      (11,426,329)    (16,663,519)
==========================================================================================

NET ASSETS:

  Beginning of year                                             31,152,425      47,815,944
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(8,713) and $(5,973), respectively)            $ 19,726,096    $ 31,152,425
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Small Cap Growth Fund, formerly AIM V.I. Small Company Growth Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to seek long-term capital growth.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the

AIM V.I. Small Cap Growth Fund

     approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. COVERED CALL OPTIONS -- The Fund may write call options. A call option gives the purchaser of such option the right to buy, and the writer (the
     Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. Written call options are recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

J. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter

AIM V.I. Small Cap Growth Fund

     into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets.

    Through April 30, 2008, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.745%
--------------------------------------------------------------------
Next $250 million                                             0.73%
--------------------------------------------------------------------
Next $500 million                                             0.715%
--------------------------------------------------------------------
Next $1.5 billion                                             0.70%
--------------------------------------------------------------------
Next $2.5 billion                                             0.685%
--------------------------------------------------------------------
Next $2.5 billion                                             0.67%
--------------------------------------------------------------------
Next $2.5 billion                                             0.655%
--------------------------------------------------------------------
Over $10 billion                                              0.64%
____________________________________________________________________
====================================================================


AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.20% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2008. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund will also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2006, AIM waived advisory fees of $92,451.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2006, AMVESCAP did not reimburse any such expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. The Fund may reimburse AIM for up to 0.25% of average daily assets invested by each insurance company providing administrative services to the Fund. Pursuant to such agreement, for the year ended December 31, 2006, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $68,228 for services provided by insurance companies.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with AIM Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2006, expenses incurred under the Plan are shown in the Statement of Operations as distribution fees.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

AIM V.I. Small Cap Growth Fund

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2006.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      12/31/06        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $       --       $ 2,892,223       $ (2,759,810)         $   --          $132,413        $ 8,507       $   --
----------------------------------------------------------------------------------------------------------------------------------
Premier
  Portfolio-
  Institutional
  Class            1,615,213        15,135,578        (16,618,377)             --           132,414         35,150           --
==================================================================================================================================
  Subtotal        $1,615,213       $18,027,801       $(19,378,187)         $   --          $264,827        $43,657       $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      12/31/06        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Premier
  Portfolio-
  Institutional
  Class           $  233,040       $13,402,831       $(13,635,871)         $   --          $     --        $ 3,534       $   --
==================================================================================================================================
  Total
    Investments
    in
    Affiliates    $1,848,253       $31,430,632       $(33,014,058)         $   --          $264,827        $47,191       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2006, the Fund engaged in securities sales of $10,228,970, which resulted in net realized gains of $632,437, and securities purchases of $422,578.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) custodian credits which result from periodic overnight cash balances at the custodian and (ii) a one time custodian fee credit to be used to offset future custodian fees. For the year ended December 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $976.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2006, the Fund paid legal fees of $3,878 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

AIM V.I. Small Cap Growth Fund


    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At December 31, 2006, there were no securities on loan to brokers. For the year ended December 31, 2006, the Fund received dividends on cash collateral investments of $3,534 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2006 and 2005.

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2006, the components of net assets on a tax basis were as follows:

                                                                   2006
---------------------------------------------------------------------------
Undistributed ordinary income                                   $ 1,633,466
---------------------------------------------------------------------------
Undistributed long-term gain                                      1,493,409
---------------------------------------------------------------------------
Unrealized appreciation - investments                             1,595,035
---------------------------------------------------------------------------
Temporary book/tax differences                                       (8,713)
---------------------------------------------------------------------------
Shares of beneficial interest                                    15,012,899
===========================================================================
Total net assets                                                $19,726,096
___________________________________________________________________________
===========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund utilized $372,789 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund does not have a capital loss carryforward as of December 31, 2006.

AIM V.I. Small Cap Growth Fund

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2006 was $25,946,951 and $38,942,741, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $2,432,269
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (837,234)
==============================================================================
Net unrealized appreciation of investment securities               $1,595,035
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $18,015,498.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2006, undistributed net investment income (loss) was increased by $212,663 and undistributed net realized gain was decreased by $212,663. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                       2006(A)                         2005
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                       358,747    $  6,241,274       513,619    $  7,854,216
----------------------------------------------------------------------------------------------------------------------
  Series II                                                        6,535         112,043            68           1,095
======================================================================================================================
Reacquired:
  Series I                                                    (1,219,978)    (20,729,792)   (1,694,646)    (26,358,908)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                         (474)         (8,426)           --              --
======================================================================================================================
                                                                (855,170)   $(14,384,901)   (1,180,959)   $(18,503,597)
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are five entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 78% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM, and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 13--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and currently intends for the Fund to adopt FIN 48 provisions during the fiscal year ending December 31, 2007.

NOTE 14--SIGNIFICANT EVENT

The Board of Trustees of the Trust unanimously approved, on December 13, 2006, a Plan of Reorganization pursuant to which the Fund would transfer all of its assets to AIM V.I. Small Cap Equity Fund ("Buying Fund"), a series of the Trust ("the Reorganization"). Upon closing of the Reorganization, shareholders of the Fund will receive a corresponding class of shares of Buying Fund in exchange for their shares of the Fund, and the Fund will cease operations.

    The Plan of Reorganization requires approval of the Fund's shareholders. The Fund will submit the Plan of Reorganization to the shareholders for their consideration at a meeting to be held on March 19, 2007. If approved by the Fund's shareholders, the Reorganization is expected to be completed on or about May 1, 2007.

AIM V.I. Small Cap Growth Fund


NOTE 15--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     SERIES I
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                               2006          2005       2004       2003       2002
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 16.21       $ 15.41    $ 13.52    $ 10.14    $ 14.72
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.14)(a)     (0.11)(a)   (0.14)    (0.08)     (0.00)(b)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.43          0.91       2.03       3.46      (4.58)
====================================================================================================================
    Total from investment operations                             2.29          0.80       1.89       3.38      (4.58)
====================================================================================================================
Net asset value, end of period                                $ 18.50       $ 16.21    $ 15.41    $ 13.52    $ 10.14
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(c)                                                 14.13%         5.19%     13.98%     33.33%    (31.11)%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $19,600       $31,139    $47,804    $49,598    $32,990
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.20%(d)      1.25%      1.28%      1.25%      1.25%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.54%(d)      1.39%      1.36%      1.30%      1.31%
====================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.78)%(d)    (0.70)%    (0.96)%    (0.75)%    (0.87)%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                            97%          203%       198%       133%        95%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.09) for the year ended December 31, 2002.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $27,352,338.

                                                                           {SERIES II
                                                              -------------------------------------
                                                                                     APRIL 30, 2004
                                                                  YEAR ENDED          (DATE SALES
                                                                 DECEMBER 31,        COMMENCED) TO
                                                              -------------------     DECEMBER 31,
                                                               2006         2005          2004
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $16.16       $15.40        $13.42
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.18)(a)    (0.14)(a)      (0.10)
---------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        2.42         0.90          2.08
===================================================================================================
    Total from investment operations                            2.24         0.76          1.98
===================================================================================================
Net asset value, end of period                                $18.40       $16.16        $15.40
___________________________________________________________________________________________________
===================================================================================================
Total return(b)                                                13.86%        4.93%        14.75%
___________________________________________________________________________________________________
===================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $  126       $   13        $   11
___________________________________________________________________________________________________
===================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.45%(c)     1.45%         1.45%(d)
---------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.79%(c)     1.64%         1.61%(d)
===================================================================================================
Ratio of net investment income (loss) to average net assets    (1.03)%(c)   (0.90)%       (1.13)%(d)
___________________________________________________________________________________________________
===================================================================================================
Portfolio turnover rate(e)                                        97%         203%          198%
___________________________________________________________________________________________________
===================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $94,051.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM V.I. Small Cap Growth Fund


NOTE 16--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State
Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing; and

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. Small Cap Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Small Cap Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Small Cap Growth Fund, formerly known as AIM V.I. Small Company Growth Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


AS DESCRIBED IN NOTE 14, THE BOARD OF TRUSTEES HAS APPROVED A PLAN OF REORGANIZATION UNDER WHICH THE FUND WILL MERGE WITH AIM V.I. SMALL CAP EQUITY FUND. THIS MERGER IS EXPECTED TO TAKE PLACE FOLLOWING THE APPROVAL BY THE FUND'S SHAREHOLDERS, AT WHICH TIME THE FUND WILL CEASE TO OPERATE.

PRICEWATERHOUSECOOPERS LLP

February 14, 2007
Houston, Texas

AIM V.I. Small Cap Growth Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993           Director and Chairman, A I M Management    None
   Trustee and Vice Chair                         Group Inc. (financial services holding
                                                  company); Director and Vice Chairman,
                                                  AMVESCAP PLC; Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm) and
                                                  Trustee and Vice Chair of The AIM Family
                                                  of Funds--Registered Trademark--

                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer);
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and President
                                                  and Principal Executive Officer of The
                                                  AIM Family of Funds--Registered
                                                  Trademark--
-------------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954     2006           Director, Chief Executive Officer and      None
   Trustee, President and                         President, A I M Management Group Inc.,
   Principal                                      AIM Mutual Fund Dealer Inc. (registered
   Executive Officer                              broker dealer), AIM Funds Management
                                                  Inc. (registered investment advisor) and
                                                  1371 Preferred Inc. (holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc., INVESCO Funds Group, Inc.
                                                  (registered investment advisor and
                                                  register transfer agent) and AIM GP
                                                  Canada Inc. (general partner for a
                                                  limited partnership); Director, A I M
                                                  Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Director and
                                                  Chairman, AIM Investment Services, Inc.,
                                                  Fund Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); Director, President and
                                                  Chairman, AVZ Callco Inc. (holding
                                                  company); AMVESCAP Inc. (holding
                                                  company) and AIM Canada Holdings Inc.
                                                  (holding company); Director and Chief
                                                  Executive Officer, AIM Trimark Corporate
                                                  Class Inc. (formerly AIM Trimark Global
                                                  Fund Inc.) (corporate mutual fund
                                                  company) and AIM Trimark Canada Fund
                                                  Inc. (corporate mutual fund company);
                                                  Trustee, President and Principal
                                                  Executive Officer of The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); Trustee and
                                                  Executive Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); and Manager,
                                                  Powershares Capital Management LLC

                                                  Formerly: President and Principal
                                                  Executive Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); Chairman, AIM
                                                  Canada Holdings, Inc.; Executive Vice
                                                  President and Chief Operations Officer,
                                                  AIM Funds Management Inc.; President,
                                                  AIM Trimark Global Fund Inc. and AIM
                                                  Trimark Canada Fund Inc.; and Director,
                                                  Trimark Trust (federally regulated
                                                  Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company
                                                  Formerly: Partner, law firm of Baker &     (2 portfolios))
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Founder, Green, Manning & Bunch Ltd.,      None
   Trustee                                        (investment banking firm); and Director,
                                                  Policy Studies, Inc. and Van Gilder
                                                  Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation (property casualty company)

                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and Director of various
                                                  affiliated Volvo companies; and
                                                  Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund
                                                  company); and Owner, Dos Angelos Ranch,    (non-profit)
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)

-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company
                                                                                             (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    Director, Mainstay VP Series
   Trustee                                        Formerly: Partner, Deloitte & Touche       Funds, Inc. (21 portfolios)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. Small Cap Growth Fund


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER     PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIP(S)
TRUST                              SINCE          DURING PAST 5 YEARS                       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Senior Vice President and Senior Officer  N/A
   Senior Vice President and                      of The AIM Family of Funds--Registered
   Senior Officer                                 Trademark--
                                                  Formerly: Director of Compliance and
                                                  Assistant General Counsel, ICON
                                                  Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962            2006           Director, Senior Vice President,          N/A
   Senior Vice President, Chief                   Secretary and General Counsel, A I M
   Legal Officer and Secretary                    Management Group Inc. and A I M
                                                  Advisors, Inc.; Director, Vice President
                                                  and Secretary, INVESCO Distributors,
                                                  Inc.; Vice President and Secretary,
                                                  A I M Capital Management, Inc., AIM
                                                  Investment Services, Inc., and Fund
                                                  Management Company; Senior Vice
                                                  President and Secretary, A I M
                                                  Distributors, Inc.; Director and Vice
                                                  President, INVESCO Funds Group Inc.;
                                                  Senior Vice President, Chief Legal
                                                  Officer and Secretary of The AIM Family
                                                  of Funds--Registered Trademark--; and
                                                  Manager, Powershares Capital Management
                                                  LLC

                                                  Formerly: Chief Operating Officer,
                                                  Senior Vice President, General Counsel,
                                                  and Secretary, Liberty Ridge Capital,
                                                  Inc. (an investment adviser); Vice
                                                  President and Secretary, PBHG Funds (an
                                                  investment company); Vice President and
                                                  Secretary, PBHG Insurance Series Fund
                                                  (an investment company); General Counsel
                                                  and Secretary, Pilgrim Baxter Value
                                                  Investors (an investment adviser); Chief
                                                  Operating Officer, General Counsel and
                                                  Secretary, Old Mutual Investment
                                                  Partners (a broker-dealer); General
                                                  Counsel and Secretary, Old Mutual Fund
                                                  Services (an administrator); General
                                                  Counsel and Secretary, Old Mutual
                                                  Shareholder Services (a shareholder
                                                  servicing center); Executive Vice
                                                  President, General Counsel and
                                                  Secretary, Old Mutual Capital, Inc. (an
                                                  investment adviser); and Vice President
                                                  and Secretary, Old Mutual Advisors Funds
                                                  (an investment company)
------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Global Compliance Director, AMVESCAP      N/A
   Vice President                                 PLC; and Vice President of The AIM
                                                  Family of Funds--Registered Trademark--

                                                  Formerly: Senior Vice President, A I M
                                                  Management Group Inc. (financial
                                                  services holding company); Senior Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Advisors, Inc. and The AIM Family
                                                  of Funds--Registered Trademark--; Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Vice President, AIM
                                                  Investment Services, Inc. and Fund
                                                  Management Company; Senior Vice
                                                  President and Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; and Senior Vice President
                                                  and Compliance Director, Delaware
                                                  Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Senior Vice President and General
   Vice President                                 Counsel, AMVESCAP PLC; Director, INVESCO
                                                  Funds Group, Inc.; and Vice President of
                                                  The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Director, Vice President and    N/A
                                                  General Counsel, Fund Management
                                                  Company; Director, Senior Vice
                                                  President, Secretary and General
                                                  Counsel, A I M Management Group Inc. and
                                                  A I M Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Senior Vice President, A I M
                                                  Distributors, Inc.; Vice President,
                                                  A I M Capital Management, Inc. and AIM
                                                  Investment Services, Inc.; Senior Vice
                                                  President, Chief Legal Officer and
                                                  Secretary of The AIM Family of
                                                  Funds--Registered Trademark--; Chief
                                                  Executive Officer and President, INVESCO
                                                  Funds Group, Inc.; and Senior Vice
                                                  President, and General Counsel, Liberty
                                                  Financial Companies, Inc. and Senior
                                                  Vice President and General Counsel
                                                  Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M  N/A
   Vice President, Principal                      Advisors, Inc.; and Vice President,
   Financial Officer and                          Treasurer and Principal Officer of The
   Treasurer                                      AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief           N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc. and Vice President
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, Senior Vice
                                                  President and Senior Investment Officer,
                                                  A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing     N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc. and The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); and
                                                  President and Principal Executive
                                                  Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust Only)
                                                  Formerly: Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only)
------------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967         2005           Anti-Money Laundering Compliance          N/A
   Anti-Money Laundering                          Officer, A I M Advisors, Inc., A I M
   Compliance Officer                             Capital Management, Inc., A I M
                                                  Distributors, Inc., AIM Investment
                                                  Services, Inc., AIM Private Asset
                                                  Management, Inc., Fund Management
                                                  Company and The AIM Family of
                                                  Funds--Registered Trademark--
                                                  Formerly: Manager of the Fraud
                                                  Prevention Department, AIM Investment
                                                  Services, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958        2006           Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                       Group Inc.; Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc.; and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company

                                                  Formerly: Global Head of Product
                                                  Development, AIG-Global Investment
                                                  Group, Inc.; Chief Compliance Officer
                                                  and Deputy General Counsel,
                                                  AIG-SunAmerica Asset Management; and
                                                  Chief Compliance Officer, Chief
                                                  Operating Officer and Deputy General
                                                  Counsel, American General Investment
                                                  Management
------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            225 Franklin Street
Floor                         1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
Philadelphia, PA 19103-7599   Americas
                              New York, NY 10036-2714

     SECTOR EQUITY                                                                             AIM V.I. TECHNOLOGY FUND

                                                                      Annual Report to Shareholders - December 31, 2006

     Sectors

The Fund provides a complete list of its
holdings four times in each fiscal year,
at the quarter-ends. For the second and
fourth quarters, the lists appear in the
Fund's semiannual and annual reports to
shareholders. For the first and third
quarters, the Fund files the lists with
the Securities and Exchange Commission
(SEC) on Form N-Q. The Fund's Form N-Q
filings are available on the SEC Web
site, sec.gov. Copies of the Fund's Forms
N-Q may be reviewed and copied at the
SEC Public Reference Room in Washington,                                     [COVER GLOBE IMAGE]
D.C. You can obtain information on the
operation of the Public Reference Room,
including information about duplicating
fee charges, by calling 202-942-8090 or
800-732-0330, or by electronic request
at the following E-mail address:
publicinfo@sec.gov. The SEC file numbers
for the Fund are 811-07452 and
033-57340. The Fund's most recent
portfolio holdings, as filed on Form
N-Q, have also been made available to
insurance companies issuing variable
annuity contracts and variable life
insurance policies ("variable
products") that invest in the Fund.

A description of the policies and
procedures that the Fund uses to
determine how to vote proxies relating
to portfolio securities is available
without charge, upon request, from our
Client Services department at                                 AIM V.I. TECHNOLOGY FUND seeks capital growth.
800-410-4246 or on the AIM Web site,
AIMinvestments.com. On the home page,
scroll down and click on AIM Funds Proxy
Policy. The information is also
available on the SEC Web site, sec.gov.

Information regarding how the Fund voted
proxies related to its portfolio
securities during the 12 months ended
June 30, 2006, is available at our Web           UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF
site. Go to AIMinvestments.com, access        DECEMBER 31, 2006, AND IS BASED ON TOTAL NET ASSETS.
the About Us tab, click on Required
Notices and then click on Proxy Voting
Activity. Next, select the Fund from the
drop-down menu. The information is also
available on the SEC Web site, sec.gov.

                                              =========================================================================
                                              THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
                                              PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE
    [AIM INVESTMENTS LOGO]                    INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ
  --Registered Trademark--                    EACH CAREFULLY BEFORE INVESTING.
                                              =========================================================================

                                                           NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                 AIM V.I. Technology Fund
======================================================================================
                                                                                            - Companies with defensible business
PERFORMANCE SUMMARY                                                                         models.

The information technology (IT) sector produced positive returns for the year ended               We use a bottom-up investment
December 31, 2006, but trailed the broad market. For the year, and excluding variable       approach, focusing on company
product issuer charges, AIM V.I. Technology Fund underperformed its broad market index      fundamentals and growth prospects in
but outperformed its peer group index and style-specific indexes. The Fund                  industries such as hardware, software,
underperformed the S&P 500 --Registered Trademark-- Index because information               semiconductors, telecommunications
technology was one of the weakest sectors of the broad market. The Fund outperformed        equipment and services and
the Goldman Sachs Technology Composite Index mainly due to strong stock selection in        service-related companies in the IT
the internet software and services and semiconductors and semiconductor equipment           sector.
industries.
                                                                                                  We use our proprietary
      Your Fund's long-term performance appears on pages 4-5.                               quantitative sector model to rank
                                                                                            companies based on several factors such
FUND VS. INDEXES                                                                            as earnings growth, cash flow
                                                                                            sustainability, quality of financial
TOTAL RETURNS, 12/31/05-12/31/06, EXCLUDING VARIABLE PRODUCT ISSUER CHARGES. IF             metrics and valuation. The model serves
VARIABLE PRODUCT ISSUER CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.                      both as a source of ideas and as a
                                                                                            confirmation tool of our fundamental
Series I Shares                                                            10.48%           analysis.
Series II Shares                                                           10.22
S&P 500 Index (Broad Market Index)                                         15.78                  We then apply our valuation
Goldman Sachs Technology Composite Index (Style-Specific Index)             8.37            analysis, comparing a stock's current
Lipper Science & Technology Funds Index (Peer Group Index)                  6.73            valuation to its historical valuations
                                                                                            as well as to the valuations of its
Source: AIM Management Group Inc., Factset Research Systems Inc., Lipper Inc.               competitors.

======================================================================================            The Fund's portfolio normally
                                                                                            consists of approximately 65-85 stocks
HOW WE INVEST                                 demand, a new product cycle or greater        and is constructed to take advantage of
                                              visibility among investors and the            both long- and short-term opportunities.
We seek attractively valued,                  public. Within each industry, we look         We typically invest 60-80% of the Fund's
well-managed companies in the                 for:                                          assets in core holdings--companies that
information technology sector with the                                                      demonstrate both the fundamental and
potential to generate sustainable             - Companies addressing growing markets        quantitative stock selection
earnings and free cash flow growth that       with unique product offerings.                requirements. The tactical portion of
is not yet anticipated by the market. We                                                    the portfolio typically represents
begin by identifying industries in the        - Companies with strong and experienced       20-40% of the Fund's assets.
sector we believe may benefit over the        management teams.
next 12 to 24 months from strong                                                                  We manage risk through
fundamentals, such as increased               - Companies that are profitable and that      diversification within the sector and by
                                              have, over time, grown their market           allocating a portion of assets to core
                                              share.                                        holdings, which generally have more
                                                                                            favorable return and valuation
======================================================================================      characteristics.

        PORTFOLIO COMPOSITION                     TOP 10 EQUITY HOLDINGS*                         We may reduce or eliminate
                                                                                            exposure to a stock when:
By industry                                   1.  American Movil S.A. de C.V.-
Semiconductors                     20.0%          Series L-ADR (Mexico)           3.2%      - We identify a more attractive
Communications Equipment           13.7       2.  Hewlett-Packard Co.             3.1       investment opportunity.
Systems Software                    9.7       3.  Adobe Systems Inc.              3.0
Computer Hardware                   8.3       4.  Accenture Ltd.-Class A          2.9       - A company's fundamentals change.
Wireless Telecommunication                    5.  Microsoft Corp.                 2.9
Services                            8.1       6.  Google Inc.-Class A             2.9       - A catalyst does not materialize in the
Computer Storage & Peripherals      7.2       7.  Cisco Systems, Inc.             2.8       case of tactical holdings.
Application Software                7.0       8.  Verifone Holdings, Inc.         2.7
Internet Software & Services        6.6       9.  Digital River, Inc.             2.6       - A stock's price target has been met.
IT Consulting & Other Services      5.0       10. Apple Computer, Inc.            2.6
Data Processing & Outsourced                                                                      Early in 2006, several changes
Services                            3.0       Total Net Assets        $173.45 million       were made to our investment process.
10 Other Industries, Each With                                                              These changes included refining our
Less than 3% of Total Net Assets   10.0       Total Number of Holdings*            72       stock selection process by incorporating
Money Market Funds                                                                          a proprietary quantitative sector model,
Plus Other Assets Less Liabilities  1.4                                                     as well as reducing the number of
                                                                                            portfolio holdings and concentrating on
The Fund's holdings are subject to change, and there is no assurance that the Fund          those in which we have greater
will continue to hold any particular security.                                              conviction.

*Excluding money market fund holdings.
======================================================================================

MARKET CONDITIONS AND YOUR FUND                                                             AIM V.I. TECHNOLOGY FUND

                                                    Stocks that enhanced Fund               The views and opinions expressed in
                                              performance included AKAMAI TECHNOLOGIES      management's discussion of Fund
The year started off on a positive note       and FREESCALE SEMICONDUCTOR. Akamai           performance are those of AIM Advisors,
as the markets were encouraged by strong      provides services to help accelerate and      Inc. These views and opinions are
economic data. However, tensions in the       secure the end-user experience for            subject to change at any time based on
Middle East escalated with the                internet applications such as e-commerce      factors such as market and economic
Israel-Lebanon conflict, residential          and video. Akamai reported favorable          conditions. These views and opinions
housing markets showed signs of cooling       financial results throughout the year         may not he relied upon as investment
and rising energy prices heightened           with increased sales and profits.             advice or recommendations, or as an
inflation concerns. These factors led to                                                    offer for a particular security. The
a slight sell-off in the markets mid way            Freescale, a global leader of           information is not a complete analysis
through the year as investors became          embedded semiconductors for cars, mobile      of every aspect of any market,
concerned about an economic downturn.         phones and networks, also contributed         country, industry, security or the
                                              positively to Fund performance.               Fund. Statements of fact are from
      However, the markets staged a           Freescale's management was able to            sources considered reliable, but AIM
rally beginning in August after the U.S.      expand its customer base while improving      Advisors, Inc. makes no representation
Federal Reserve Board held interest           margins. In December, a consortium of         or warranty as to their completeness
rates steady after 17 consecutive             private equity firms bought the company       or accuracy. Although historical
increases. Also contributing to the           at a 30% premium to its September 8th         performance is no guarantee of future
rally was a series of solid economic          stock price.                                  results, these insights may help you
reports that indicated the economy,                                                         understand our investment management
while slowing, continued to expand and              Detractors from Fund performance        philosophy.
inflation remained within manageable          included internet service provider
levels.                                       YAHOO! and software developer RED HAT.                   Michelle Espelien
                                              Shares of Yahoo! declined after the                      Fenton
      Against this backdrop,                  company delayed the release of its new        [FENTON    Chartered Financial
telecommunication services and energy         search platform and lowered its guidance       PHOTO]    Analyst,portfolio
were the best-performing sectors of the       on advertising-related sales. GOOGLE'S                   manager, is manager of
S&P 500 Index. Health care and                entrance into areas other than search                    AIM V.I. Technology
information technology were the weakest       functions, such as e-mail and instant         Fund. She began her investment career
sectors of the broad market.                  messaging, also created uncertainty           in 1995 and joined the Fund's advisor
                                              around Yahoo!'s competitive positioning.      in 1998. Ms. Fenton earned her B.S. in
========================================      We sold the position due to these             finance from Montana State University.
                                              developments.
          THE IT SECTOR STAGED                                                              Assisted by the Technology Team
        A RALLY DURING THE THIRD                    During the fourth quarter, ORACLE,
          QUARTER AS OIL PRICES               a long time partner and reseller of Red       Effective May 1, 2006, William R.
          DECLINED FROM RECORD                Hat's Linux operating system, announced       Keithler retired from AIM. On the same
         HIGHS AND THE FED KEPT               it would begin offering its own version       date, Michelle Espelien Fenton, assisted
        INTEREST RATES UNCHANGED              of Linux, competing directly with Red         by the Technology Team, assumed
       FOR THE FIRST TIME IN MORE             Hat. This increased competition hurt          management of the Fund.
            THAN TWO YEARS.                   Red Hat's stock price and prompted us to
                                              sell the stock.
========================================
                                                    Changes in the Fund's holdings
      Technology stocks were battered         during the year were primarily a result
during the second quarter of 2006 amid        of our refined investment process and
fears of a recession and inflation            shifting of responsibilities among our
pressures. The IT sector staged a rally       management team.
during the third quarter as oil prices
declined from record highs and the Fed        IN CLOSING
kept interest rates unchanged for the
first time in more than two years.            As always, we thank you for your
Relative to the Fund's style-specific         continued investment and welcome any new      FOR A DISCUSSION OF THE RISKS OF
index, our stock selection and                investors to AIM V.I. Technology Fund.        INVESTING IN YOUR FUND, INDEXES USED IN
underweight position in software                                                            THIS REPORT AND YOUR FUND'S LONG-TERM
detracted from performance. On the other                                                    PERFORMANCE, PLEASE SEE PAGES 4-5.
hand, our stock selection in internet
software and services and semiconductors
and semiconductor equipment were
positive relative contributors.

YOUR FUND'S LONG-TERM PERFORMANCE                                                           AIM V.I. Technology Fund
========================================
                                              SERIES I SHARES (FOR PERIODS PRIOR TO         INSURANCE COMPANIES ISSUING VARIABLE
 AVERAGE ANNUAL TOTAL RETURNS                 INCEPTION OF SERIES II SHARES) ADJUSTED       PRODUCTS. YOU CANNOT PURCHASE SHARES OF
                                              TO REFLECT THE RULE 12B-1 FEES                THE FUND DIRECTLY. PERFORMANCE FIGURES
AS OF 12/31/06                                APPLICABLE TO SERIES II SHARES. THE           GIVEN REPRESENT THE FUND AND ARE NOT
SERIES 1 SHARES                               INCEPTION DATE OF SERIES I SHARES IS MAY      INTENDED TO REFLECT ACTUAL VARIABLE
Inception (5/20/97)        3.67%              20, 1997. THE PERFORMANCE OF THE FUND'S       PRODUCT VALUES. THEY DO NOT REFLECT
 5 Years                  -1.82               SERIES I AND SERIES II SHARE CLASSES          SALES CHARGES, EXPENSES AND FEES
 1 Year                   10.48               WILL DIFFER PRIMARILY DUE TO DIFFERENT        ASSESSED IN CONNECTION WITH A VARIABLE
                                              CLASS EXPENSES.                               PRODUCT. SALES CHARGES, EXPENSES AND
SERIES II SHARES                                                                            FEES, WHICH ARE DETERMINED BY THE
Inception                  3.39%                    THE PERFORMANCE DATA QUOTED             VARIABLE PRODUCT ISSUERS, WILL VARY AND
 5 Years                  -2.09               REPRESENT PAST PERFORMANCE AND CANNOT         WILL LOWER THE TOTAL RETURN.
 1 Year                   10.22               GUARANTEE COMPARABLE FUTURE RESULTS;
========================================      CURRENT PERFORMANCE MAY BE LOWER OR                 PER NASD REQUIREMENTS, THE MOST
                                              HIGHER. PLEASE CONTACT YOUR VARIABLE          RECENT MONTH-END PERFORMANCE DATA AT THE
========================================      PRODUCT ISSUER OR FINANCIAL ADVISOR FOR       FUND LEVEL, EXCLUDING VARIABLE PRODUCT
                                              THE MOST RECENT MONTH-END VARIABLE            CHARGES, IS AVAILABLE ON THIS AIM
 CUMULATIVE TOTAL RETURNS                     PRODUCT PERFORMANCE. PERFORMANCE FIGURES      AUTOMATED INFORMATION LINE,
                                              REFLECT FUND EXPENSES, REINVESTED             866-702-4402. AS MENTIONED ABOVE, FOR
6 months ended 12/31/06                       DISTRIBUTIONS AND CHANGES IN NET ASSET        THE MOST RECENT MONTH-END PERFORMANCE
Series 1 Shares           10.83%              VALUE. INVESTMENT RETURN AND PRINCIPAL        INCLUDING VARIABLE PRODUCT CHARGES,
Series II Shares          10.75               VALUE WILL FLUCTUATE SO THAT YOU MAY          PLEASE CONTACT YOUR VARIABLE PRODUCT
========================================      HAVE A GAIN OR LOSS WHEN YOU SELL             ISSUER OR FINANCIAL ADVISOR.
                                              SHARES.
SERIES II SHARES' INCEPTION DATE IS
APRIL 30, 2004. RETURNS SINCE THAT DATE             AIM V.I. TECHNOLOGY FUND, A SERIES
ARE HISTORICAL. ALL OTHER RETURNS ARE         PORTFOLIO OF AIM VARIABLE INSURANCE
THE BLENDED RETURNS OF THE HISTORICAL         FUNDS, IS CURRENTLY OFFERED THROUGH
PERFORMANCE OF SERIES II SHARES SINCE
THEIR INCEPTION AND THE RESTATED
HISTORICAL PERFORMANCE OF
====================================================================================================================================

PRINCIPAL RISKS OF INVESTING
IN THE FUND

Foreign securities have additional                  Investing in a fund that invests              The Fund's investments may be
risks, including exchange rate changes,       in smaller companies involves risks not       bought and sold relatively frequently. A
political and economic upheaval, the          associated with investing in more             high turnover rate may affect the Fund's
relative lack of information about these      established companies, such as business       performance because it results in higher
companies, relatively low market              risk, stock price fluctuations and            brokerage commissions.
liquidity and the potential lack of           illiquidity.
strict financial and accounting controls                                                          Many of the products and services
and standards.                                      The Fund may use enhanced               offered by information
                                              investment techniques such as                 technology-related companies are subject
      Investing in emerging markets           derivatives. The principal risk of            to rapid obsolescence, which may lower
involves greater risk than investing in       investments in derivatives is that the        the value of the securities of the comp-
more established markets. The risks           fluctuations in their values may not          anies in this sector.
include the relatively smaller size and       correlate perfectly with the overall
lesser liquidity of these markets, high       securities markets. Derivatives are           ABOUT INDEXES USED IN THIS REPORT
inflation rates, adverse political            subject to counter party risk--the risk
developments and lack of timely               that the other party will not complete        The GOLDMAN SACHS TECHNOLOGY COMPOSITE
information.                                  the transaction with the Fund.                INDEX is a modified capitalization-
                                                                                            weighted index composed of companies
      If the seller of a repurchase                 The prices of securities held by        involved in the technology industry.
agreement in which the Fund invests           the Fund may decline in response to           The index is rebalanced semiannually.
defaults on its obligation or declares        market risks.
bankruptcy, the Fund may experience                                                               The unmanaged LIPPER SCIENCE AND
delays in selling the securities                    The prices of initial public            TECHNOLOGY FUNDS INDEX represents an
underlying the repurchase agreement.          offering (IPO) securities may go up and       average of the performance of the 30
                                              down more than prices of equity               largest science and technology funds
      There is no guarantee that the          securities of companies with longer           tracked by Lipper Inc., an independent
investment techniques and risk analyses       trading histories. In addition,               mutual fund performance monitor.
used by the Fund's portfolio managers         companies offering securities in IPOs
will produce the desired results.             may have less experienced management or
                                              limited operating histories. There can
                                              be no assurance that the Fund will have
                                              favorable IPO investment opportunities.

                                                                                            Continued on page 5

                                                                                            AIM V.I. TECHNOLOGY FUND
Past performance cannot guarantee             value of an investment, is constructed
comparable future results.                    with each segment representing a percent
                                              change in the value of the investment.
      This chart, which is a logarithmic      In this chart, each segment represents a
chart, presents the fluctuations in the       doubling, or 100% change, in the value
value of the Fund and its indexes. We         of the investment. In other words, the
believe that a logarithmic chart is more      space between $5,000 and $10,000 is the
effective than other types of charts in       same size as the space between $10,000
illustrating changes in value during the      and $20,000, and so on.
early years shown in the chart. The
vertical axis, the one that indicates
the dollar
====================================================================================================================================

Continued from page 4

      The unmanaged STANDARD & POOR'S         including the indexes defined here, and       transactions and the returns based on
COMPOSITE INDEX OF 500 STOCKS (the S&P        consequently, the performance of the          those net asset values may differ from
500 Index) is an index of common stocks       Fund may deviate significantly from the       the net asset values and returns
frequently used as a general measure of       performance of the indexes.                   reported in the Financial Highlights.
U.S. stock market performance.                                                              Additionally, the returns and net asset
                                                    A direct investment cannot be made      values shown throughout this report are
      In conjunction with the annual          in an index. Unless otherwise indicated,      at the Fund level only and do not
prospectus update on or about May 1,          index results include reinvested              include variable product issuer charges.
2007, the AIM V.I. Technology Fund            dividends, and they do not reflect sales      If such charges were included, the total
prospectus will be amended to reflect         charges. Performance of an index of           returns would be lower.
that the Fund has elected to use the          funds reflects fund expenses;
Lipper Variable Underlying Funds (VUF)        performance of a market index does not.             Industry classifications used in
Science & Technology Funds Category                                                         this report are generally according to
Average as its peer group index rather        OTHER INFORMATION                             the Global Industry Classification
than the Lipper Science & Technology                                                        Standard, which was developed by and is
Funds Index. The Lipper VUF Science &         The returns shown in the management's         the exclusive property and a service
Technology Funds Category Average,            discussion of Fund performance are based      mark of Morgan Stanley Capital
recently published by Lipper Inc.,            on net asset values calculated for            International Inc. and Standard &
comprises the underlying funds in each        shareholder transactions. Generally           Poor's.
variable insurance category and does not      accepted accounting principles require
include mortality and expense fees.           adjustments to be made to the net assets            The Chartered Financial Analyst
                                              of the Fund at period end for financial       --Registered Trademark-- (CFA
      The Fund is not managed to track        reporting purposes, and as such, the net      --Registered Trademark--) designation is
the performance of any particular index,      asset values for shareholder                  a globally recognized standard for
                                                                                            measuring the competence and integrity
                                                                                            of investment professionals.

================================================================================

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Fund data from 5/20/97, index data from 5/31/97

  DATE        AIM V.I. TECHNOLOGY FUND-SERIES 1 SHARES  S&P 500 INDEX   LIPPER SCIENCE & TECHNOLOGY FUNDS INDEX
5/20/97                       $10000
   5/97                        10000                        $10000                      $10000
   6/97                        10000                         10445                       10093
   7/97                        11870                         11275                       11508
   8/97                        11970                         10644                       11580
   9/97                        12510                         11227                       12071
  10/97                        11799                         10852                       10795
  11/97                        11699                         11354                       10703
  12/97                        11479                         11549                       10202
   1/98                        11529                         11677                       10382
   2/98                        12569                         12518                       11618
   3/98                        13059                         13159                       11712
   4/98                        13300                         13294                       12215
   5/98                        12590                         13066                       11320
   6/98                        13680                         13596                       11983
   7/98                        12650                         13452                       11871
   8/98                        10299                         11509                        9642
   9/98                        11100                         12247                       10780
  10/98                        11569                         13241                       11603
  11/98                        12450                         14043                       12903
  12/98                        14429                         14852                       14990
   1/99                        16865                         15473                       16932
   2/99                        15165                         14992                       15165
   3/99                        17600                         15592                       16710
   4/99                        18104                         16196                       16919
   5/99                        17953                         15813                       16895
   6/99                        20499                         16689                       19090
   7/99                        20198                         16170                       19084
   8/99                        21747                         16090                       20134
   9/99                        22421                         15649                       20407
  10/99                        25733                         16639                       22557
  11/99                        30120                         16977                       25902
  12/99                        37367                         17976                       32067
   1/00                        37337                         17073                       31731
   2/00                        49796                         16750                       40278
   3/00                        47087                         18388                       39052
   4/00                        41804                         17835                       34493
   5/00                        37043                         17469                       30331
   6/00                        43214                         17899                       34928
   7/00                        41382                         17620                       33081
   8/00                        48317                         18713                       38101
   9/00                        44998                         17726                       34194
  10/00                        40669                         17650                       30444
  11/00                        28387                         16260                       22595
  12/00                        28620                         16340                       22359
   1/01                        30990                         16919                       24626
   2/01                        21256                         15377                       18209
   3/01                        16807                         14404                       15541
   4/01                        21225                         15522                       18575
   5/01                        19793                         15626                       17709
   6/01                        19419                         15246                       17416
   7/01                        17906                         15096                       16021
   8/01                        15182                         14152                       14020
   9/01                        11227                         13009                       11011
  10/01                        13235                         13257                       12679
  11/01                        15555                         14274                       14525
  12/01                        15505                         14399                       14595
   1/02                        15454                         14189                       14340
   2/02                        13083                         13916                       12425
   3/02                        14536                         14439                       13556
   4/02                        12618                         13564                       11943
   5/02                        11922                         13464                       11318
   6/02                        10207                         12506                        9827
   7/02                         8997                         11531                        8778
   8/02                         8614                         11607                        8570
   9/02                         7161                         10346                        7379
  10/02                         8261                         11256                        8495
  11/02                         9552                         11918                        9792
  12/02                         8240                         11218                        8555
   1/03                         8221                         10925                        8505
   2/03                         8322                         10761                        8539
   3/03                         8150                         10865                        8533
   4/03                         8917                         11759                        9331
   5/03                         9926                         12378                       10406
================================================================================

                                                             Source: Lipper Inc.

================================================================================

                                [MOUNTAIN CHART]

 6/03                9824                        12536                    10479
 7/03               10258                        12758                    11042
 8/03               11074                        13006                    11849
 9/03               10661                        12868                    11533
10/03               11862                        13596                    12693
11/03               12074                        13715                    12885
12/03               11971                        14434                    12946
 1/04               12445                        14699                    13582
 2/04               12233                        14903                    13368
 3/04               11911                        14678                    13085
 4/04               11184                        14448                    12184
 5/04               11719                        14646                    12791
 6/04               11920                        14931                    13014
 7/04               10720                        14437                    11593
 8/04               10326                        14495                    11126
 9/04               10811                        14652                    11644
10/04               11517                        14875                    12302
11/04               12172                        15477                    12988
12/04               12525                        16004                    13478
 1/05               11818                        15614                    12670
 2/05               11889                        15942                    12703
 3/05               11516                        15660                    12364
 4/05               11022                        15363                    11868
 5/05               11960                        15851                    12923
 6/05               11738                        15874                    12773
 7/05               12313                        16464                    13543
 8/05               12192                        16314                    13458
 9/05               12333                        16446                    13718
10/05               12111                        16172                    13421
11/05               12867                        16783                    14164
12/05               12796                        16789                    14202
 1/06               13573                        17233                    15076
 2/06               13442                        17280                    14829
 3/06               13916                        17495                    15198
 4/06               14108                        17730                    15196
 5/06               12919                        17220                    14045
 6/06               12757                        17243                    13789
 7/06               12163                        17349                    13125
 8/06               12858                        17761                    13856
 9/06               13544                        18219                    14305
10/06               13775                        18812                    14686
11/06               14280                        19169                    15317
12/06               14140                        19438                    15159
================================================================================

CALCULATING YOUR ONGOING FUND EXPENSES                                                      AIM V.I. TECHNOLOGY FUND

EXAMPLE                                       ACTUAL EXPENSES                               actual return. The Fund's actual
                                                                                            cumulative total returns at net asset
As a shareholder of the Fund, you incur       The table below provides information          value after expenses for the six months
ongoing costs, including management           about actual account values and actual        ended December 31, 2006, appear in the
fees; distribution and/or service             expenses. You may use the information in      table "Cumulative Total Returns" on page
(12b-l) fees; and other Fund expenses.        this table, together with the amount you      4.
This example is intended to help you          invested, to estimate the expenses that
understand your ongoing costs (in             you paid over the period. Simply divide             The hypothetical account values
dollars) of investing in the Fund and to      your account value by $1,000 (for             and expenses may not be used to estimate
compare these costs with ongoing costs        example, an $8,600 account value divided      the actual ending account balance or
of investing in other mutual funds. The       by $1,000 = 8.6), then multiply the           expenses you paid for the period. You
example is based on an investment of          result by the number in the table under       may use this information to compare the
$1,000 invested at the beginning of the       the heading entitled "Actual Expenses         ongoing costs of investing in the Fund
period and held for the entire period         Paid During Period" to estimate the           and other funds. To do so. compare this
July 1, 2006, through December 31, 2006.      expenses you paid on your account during      5% hypothetical example with the 5%
                                              this period.                                  hypothetical examples that appear in the
      The actual and hypothetical                                                           shareholder reports of the other funds.
expenses in the examples below do not         HYPOTHETICAL EXAMPLE FOR COMPARISON
represent the effect of any fees or           PURPOSES                                            Please note that the expenses
other expenses assessed in connection                                                       shown in the table are meant to
with a variable product; if they did,         The table below also provides                 highlight your ongoing costs. Therefore,
the expenses shown would be higher while      information about hypothetical account        the hypothetical information is useful
the ending account values shown would be      values and hypothetical expenses based        in comparing ongoing costs, and will not
lower.                                        on the Fund's actual expense ratio and        help you determine the relative total
                                              an assumed rate of return of 5% per year      costs of owning different funds.
                                              before expenses, which is not the Fund's
====================================================================================================================================

                                                                               HYPOTHETICAL
                                              ACTUAL               (5% ANNUAL RETURN BEFORE EXPENSES)
                   BEGINNING          ENDING         EXPENSES         ENDING                EXPENSES        ANNUALIZED
  SHARE          ACCOUNT VALUE     ACCOUNT VALUE   PAID DURING     ACCOUNT VALUE          PAID DURING        EXPENSE
  CLASS            (7/1/06)        (12/31/06)(1)    PERIOD(2)       (12/31/06)             PERIOD(2)          RATIO
Series I          $ 1,000.00         $1,108.30         $5.95         $1,019.56               $5.70            1.12%
Series II           1,000.00          1,107.50          7.28          1,018.30                6.97            1.37

(1)   The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December
      31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 4.

(2)   Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.
====================================================================================================================================

APPROVAL OF INVESTMENT ADVISORY AGREEMENT                                                   AIM V.I. TECHNOLOGY FUND

The Board of Trustees of AIM Variable         services to be provided by AIM under the      more time to be evaluated before a
Insurance Funds (the "Board") oversees        Advisory Agreement was appropriate and        conclusion can be made that the changes
the management of AIM V.I. Technology         that AIM currently is providing services      have addressed the Fund's
Fund (the "Fund") and, as required by         in accordance with the terms of the           under-performance. Based on this review
law, determines annually whether to           Advisory Agreement.                           and after taking account of all of the
approve the continuance of the Fund's                                                       other factors that the Board considered
advisory agreement with AIM Advisors,         - The quality of services to be provided      in determining whether to continue the
Inc. ("AIM"). Based upon the                  by AIM. The Board reviewed the                Advisory Agreement for the Fund, the
recommendation of the Investments             credentials and experience of the             Board concluded that no changes should
Committee of the Board, at a meeting          officers and employees of AIM who will        be made to the Fund and that it was not
held on June 27, 2006, the Board,             provide investment advisory services to       necessary to change the Fund's portfolio
including all of the independent              the Fund. In reviewing the                    management team at this time. However,
trustees, approved the continuance of         qualifications of AIM to provide              due to the Fund's under-performance, the
the advisory agreement (the "Advisory         investment advisory services, the Board       Board also concluded that it would be
Agreement") between the Fund and AIM for      considered such issues as AIM's               appropriate for the Board to continue to
another year, effective July 1, 2006.         portfolio and product review process,         closely monitor and review the
                                              various back office support functions         performance of the Fund. Although the
      The Board considered the factors        provided by AIM and AIM's equity and          independent written evaluation of the
discussed below in evaluating the             fixed income trading operations. Based        Fund's Senior Officer (discussed below)
fairness and reasonableness of the            on the review of these and other              only considered Fund performance through
Advisory Agreement at the meeting on          factors, the Board concluded that the         the most recent calendar year, the Board
June 27, 2006 and as part of the Board's      quality of services to be provided by         also reviewed more recent Fund
ongoing oversight of the Fund. In their       AIM was appropriate and that AIM              performance, which did not change their
deliberations, the Board and the              currently is providing satisfactory           conclusions.
independent trustees did not identify         services in accordance with the terms of
any particular factor that was                the Advisory Agreement.                       - Meetings with the Fund's portfolio
controlling, and each trustee attributed                                                    managers and investment personnel. With
different weights to the various              - The performance of the Fund relative to     respect to the Fund, the Board is
factors.                                      comparable funds. The Board reviewed the      meeting periodically with such Fund's
                                              performance of the Fund during the past       portfolio managers and/or other
      One responsibility of the               one, three and five calendar years            investment personnel and believes that
independent Senior Officer of the Fund        against the performance of funds advised      such individuals are competent and able
is to manage the process by which the         by other advisors with investment             to continue to carry out their
Fund's proposed management fees are           strategies comparable to those of the         responsibilities under the Advisory
negotiated to ensure that they are            Fund. The Board noted that the Fund's         Agreement.
negotiated in a manner which is at arms'      performance in such periods was below
length and reasonable. To that end, the       the median performance of such                - Overall performance of AIM. The Board
Senior Officer must either supervise a        comparable funds. The Board also noted        considered the overall performance of
competitive bidding process or prepare        that AIM began serving as investment          AIM in providing investment advisory
an independent written evaluation. The        advisor to the Fund in April 2004. The        and portfolio administrative services to
Senior Officer has recommended an             Board noted that AIM has recently made        the Fund and concluded that such
independent written evaluation in lieu        changes to the Fund's portfolio manage-       performance was satisfactory.
of a competitive bidding process and,         ment team, which need more time to be
upon the direction of the Board, has          evaluated before a conclusion can be          - Fees relative to those of clients of
prepared such an independent written          made that the changes have addressed the      AIM with comparable investment
evaluation. Such written evaluation also      Fund's under-performance. Based on this       strategies. The Board reviewed the
considered certain of the factors             review and after taking account of all        effective advisory fee rate (before
discussed below. In addition, as              of the other factors that the Board           waivers) for the Fund under the Advisory
discussed below, the Senior Officer made      considered in determining whether to          Agreement. The Board noted that this
a recommendation to the Board in              continue the Advisory Agreement for the       rate was (i) above the effective
connection with such written evaluation.      Fund, the Board concluded that no             advisory fee rate (before waivers) for
                                              changes should be made to the Fund and        one mutual fund advised by AIM with
      The discussion below serves as a        that it was not necessary to change the       investment strategies comparable to
summary of the Senior Officer's               Fund's portfolio management team at this      those of the Fund; (ii) the same as the
independent written evaluation and            time. However, due to the Fund's              effective advisory fee rates (before
recommendation to the Board in                under-performance, the Board also             waivers) for three variable insurance
connection therewith, as well as a            concluded that it would be appropriate        funds advised by AIM and offered to
discussion of the material factors and        for the Board to continue to closely          insurance company separate accounts
the conclusions with respect thereto          monitor and review the performance of         with investment strategies comparable
that formed the basis for the Board's         the Fund. Although the independent            to those of the Fund; and (iii) above
approval of the Advisory Agreement.           written evaluation of the Fund's Senior       the effective sub-advisory fee rates
After consideration of all of the             Officer (discussed below) only                for two offshore funds advised and
factors below and based on its informed       considered Fund performance through the       sub-advised by AIM affiliates with
business judgment, the Board determined       most recent calendar year, the Board          investment strategies comparable to
that the Advisory Agreement is in the         also reviewed more recent Fund                those of the Fund, although the total
best interests of the Fund and its            performance, which did not change their       advisory fees for one such offshore fund
shareholders and that the compensation        conclusions.                                  were above those for the Fund and the
to AIM under the Advisory Agreement is                                                      total advisory fees for the other
fair and reasonable and would have been       - The performance of the Fund relative to     offshore fund were comparable to those
obtained through arm's length                 indices. The Board reviewed the               for the Fund. The Board noted that AIM
negotiations.                                 performance of the Fund during the past       has agreed to waive advisory fees of the
                                              one, three and five calendar years            Fund and to limit the Fund's total
      Unless otherwise stated,                against the performance of the Lipper         operating expenses, as discussed below.
information presented below is as of          Science & Technology Fund Index. The          Based on this review, the Board
June 27, 2006 and does not reflect any        Board noted that the Fund's performance       concluded that the advisory fee rate for
changes that may have occurred since          in such periods was below the                 the Fund under the Advisory Agreement
June 27, 2006, including but not limited      performance of such Index. The Board          was fair and reasonable.
to changes to the Fund's performance,         also noted that AIM began serving as
advisory fees, expense limitations            investment advisor to the Fund in April       - Fees relative to those of comparable
and/or fee waivers.                           2004. The Board noted that AIM has            funds with other advisors. The Board
                                              recently made changes to the Fund's           reviewed the advisory fee rate for the
- The nature and extent of the advisory       portfolio management team, which need         Fund under the Advisory Agreement, The
services to be provided by AIM. The
Board reviewed the services to be
provided by AIM under the Advisory
Agreement. Based on such review, the
Board concluded that the range of

                                                                     (continued)

                                                                                            AIM V.I. Technology Fund

Board compared effective contractual          - Investments in affiliated money market      condition, the Board concluded that the
advisory fee rates at a common asset          funds. The Board also took into account       compensation to be paid by the Fund to
level at the end of the past calendar         the fact that uninvested cash and cash        AIM under its Advisory Agreement was not
year and noted that the Fund's rate was       collateral from securities lending            excessive.
comparable to the median rate of the          arrangements, if any (collectively,
funds advised by other advisors with          "cash balances") of the Fund may be           - Benefits of soft dollars to AIM. The
investment strategies comparable to           invested in money market funds advised        Board considered the benefits realized
those of the Fund that the Board              by AIM pursuant to the terms of an SEC        by AIM as a result of broker age
reviewed. The Board noted that AIM has        exemptive order. The Board found that         transactions executed through "soft
agreed to waive advisory fees of the          the Fund may realize certain benefits         dollar" arrangements. Under these
Fund and to limit the Fund's total            upon investing cash balances in AIM           arrangements, brokerage commissions paid
operating expenses, as discussed below.       advised money market funds, including a       by the Fund and/or other funds advised
Based on this review, the Board               higher net return, increased liquidity,       by AIM are used to pay for research and
concluded that the advisory fee rate for      increased diversification or decreased        execution services. This research may
the Fund under the Advisory Agreement         transaction costs. The Board also found       be used by AIM in making investment
was fair and reasonable.                      that the Fund will not receive reduced        decisions for the Fund. The Board
                                              services if it invests its cash               concluded that such arrangements were
- Expense limitations and fee waivers.        balances in such money market funds.          appropriate.
The Board noted that AIM has                  The Board noted that, to the extent the
contractually agreed to waive advisory        Fund invests uninvested cash in               - AIM'S financial soundness in light of
fees of the Fund through April 30, 2008       affiliated money market funds, AIM has        the Fund's needs. The Board considered
to the extent necessary so that the           voluntarily agreed to waive a portion         whether AIM is financially sound and
advisory fees payable by the Fund do not      of the advisory fees it receives from         has the resources necessary to perform
exceed a specified maximum advisory fee       the Fund attributable to such                 its obligations under the Advisory
rate, which maximum rate includes             investment. The Board further determined      Agreement, and concluded that AIM has
breakpoints and is based on net asset         that the proposed securities lending pro      the financial resources necessary to
levels. The Board considered the              gram and related procedures with respect      fulfill its obligations under the
contractual nature of this fee waiver         to the lending Fund is in the best            Advisory Agreement.
and noted that it remains in effect           interests of the lending Fund and its
until April 30, 2008. The Board noted         respective shareholders. The Board            - Historical relationship between the
that AIM has contractually agreed to          therefore concluded that the investment       Fund and AIM. In determining whether to
waive fees and/or limit expenses of the       of cash collateral received in                continue the Advisory Agreement for the
Fund through April 30, 2008 in an amount      connection with the securities lending        Fund, the Board also considered the
necessary to limit total annual               program in the money market funds             prior relationship between AIM and the
operating expenses to a specified             according to the procedures is in the         Fund, as well as the Board's knowledge
percentage of average daily net assets        best interests of the lending Fund and        of AIM'S operations, and concluded that
for each class of the Fund. The Board         its respective shareholders.                  it was beneficial to maintain the cur-
considered the contractual nature of                                                        rent relationship, in part, because of
this fee waiver/expense limitation and        - Independent written evaluation and          such knowledge. The Board also reviewed
noted that it remains in effect until         recommendations of the Fund's Senior          the general nature of the non-investment
April 30, 2008. The Board considered          Officer. The Board noted that, upon           advisory services currently performed by
the effect these fee waivers/expense          their direction, the Senior Officer of        AIM and its affiliates, such as
limitations would have on the Fund's          the Fund, who is independent of AIM and       administrative, transfer agency and
estimated expenses and concluded that         AIM'S affiliates, had prepared an             distribution services, and the fees
the levels of fee waivers/expense limi-       independent written evaluation in order       received by AIM and its affiliates for
tations for the Fund were fair and            to assist the Board in determining the        performing such services. In addition to
reasonable.                                   reason ableness of the proposed               reviewing such services, the trustees
                                              management fees of the AIM Funds,             also considered the organizational
- Breakpoints and economies of scale.         including the Fund. The Board noted that      structure employed by AIM and its
The Board reviewed the structure of the       the Senior Officer's written evaluation       affiliates to provide those services
Fund's advisory fee under the Advisory        had been relied upon by the Board in          Based on the review of these and other
Agreement, noting that it does not            this regard in lieu of a competitive          factors, the Board concluded that AIM
include any breakpoints. The Board            bidding process. In determining whether       and its affiliates were qualified to
considered whether it would be                to continue the Advisory Agreement for        continue to provide non-investment
appropriate to add advisory fee               the Fund, the Board considered the            advisory services to the Fund, including
breakpoints for the Fund or whether, due      Senior Officer's written evaluation and       administrative, transfer agency and
to the nature of the Fund and the             the recommendation made by the Senior         distribution services, and that AIM and
advisory fee structures of comparable         Officer to the Board that the Board           its affiliates currently are providing
funds, it was reasonable to structure         consider whether the advisory fee             satisfactory non-investment advisory
the advisory fee without breakpoints.         waivers for certain equity AIM Funds,         services.
Based on this review, the Board               including the Fund, should be
concluded that it was not necessary to        simplified. The Board concluded that it       - Other factors and current trends. The
add advisory fee breakpoints to the           would be advisable to consider this           Board considered the steps that AIM and
Fund's advisory fee schedule. The Board       issue and reach a decision prior to the       its affiliates have taken over the last
reviewed the level of the Fund's adviso-      expiration date of such advisory fee          several years, and continue to take, in
ry fees, and noted that such fees, as a       waivers.                                      order to improve the quality and
percentage of the Fund's net assets,                                                        efficiency of the services they provide
would remain constant under the Advisory      - Profitability of AIM and its                to the Funds in the areas of investment
Agreement because the Advisory Agreement      affiliates. The Board reviewed                performance, product line
does not include any breakpoints. The         information concerning the profitability      diversification, distribution, fund
Board noted that AIM has contractually        of AIM'S (and its affiliates')                operations, shareholder services and
agreed to waive advisory fees of the          investment advisory and other activities      compliance. The Board concluded that
Fund through April 30, 2008 to the            and its financial condition. The Board        these steps taken by AIM have improved,
extent necessary so that the advisory         considered the overall profitability of       and are likely to continue to improve,
fees payable by the Fund do not exceed a      AIM, as well as the profitability of AIM      the quality and efficiency of the servi-
specified maximum advisory fee rate,         in connection with managing the Fund.         ces AIM and its affiliates provide to
which maximum rate includes breakpoints       The Board noted that AIM'S operations         the Fund in each of these areas, and
and is based on net asset levels. The         remain profitable, although increased         support the Board's approval of the
Board concluded that the Fund's fee           expenses in recent years have reduced         continuance of the Advisory Agreement
levels under the Advisory Agreement           AIM'S profitability. Based on the review      for the Fund.
therefore would not reflect economies of      of the profitability of AIM's and its
scale, although the advisory fee waiver       affiliates' investment advisory and
reflects economies of scale.                  other activities and its financial

AIM V.I. Technology Fund

SCHEDULE OF INVESTMENTS

December 31, 2006


                                                  SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS AND OTHER EQUITY
  INTERESTS-80.34%

ADVERTISING-0.68%

Omnicom Group Inc.                                   11,210   $  1,171,893
==========================================================================

APPLICATION SOFTWARE-6.97%

Adobe Systems Inc.(a)                               126,165      5,187,905
--------------------------------------------------------------------------
Amdocs Ltd.(a)                                       88,054      3,412,093
--------------------------------------------------------------------------
BEA Systems, Inc.(a)                                 35,335        444,514
--------------------------------------------------------------------------
Citrix Systems, Inc.(a)                              32,003        865,681
--------------------------------------------------------------------------
TIBCO Software Inc.(a)                              231,087      2,181,461
==========================================================================
                                                                12,091,654
==========================================================================

BROADCASTING & CABLE TV-0.84%

Comcast Corp.-Class A(a)                             34,387      1,455,602
==========================================================================

COMMUNICATIONS EQUIPMENT-9.38%

Avocent Corp.(a)                                     45,514      1,540,649
--------------------------------------------------------------------------
Cisco Systems, Inc.(a)                              180,236      4,925,850
--------------------------------------------------------------------------
F5 Networks, Inc.(a)                                 35,852      2,660,577
--------------------------------------------------------------------------
Harris Corp.                                         31,299      1,435,372
--------------------------------------------------------------------------
Juniper Networks, Inc.(a)                           100,234      1,898,432
--------------------------------------------------------------------------
Motorola, Inc.                                       81,372      1,673,008
--------------------------------------------------------------------------
Polycom, Inc.(a)                                     68,883      2,129,174
==========================================================================
                                                                16,263,062
==========================================================================

COMPUTER HARDWARE-8.30%

Apple Computer, Inc.(a)                              52,352      4,441,544
--------------------------------------------------------------------------
Dell Inc.(a)                                         41,234      1,034,561
--------------------------------------------------------------------------
Hewlett-Packard Co.                                 128,898      5,309,308
--------------------------------------------------------------------------
International Business Machines Corp.                37,200      3,613,980
==========================================================================
                                                                14,399,393
==========================================================================

COMPUTER STORAGE & PERIPHERALS-7.20%

Brocade Communications Systems, Inc.(a)              56,655        465,137
--------------------------------------------------------------------------
EMC Corp.(a)                                        246,373      3,252,124
--------------------------------------------------------------------------
McDATA Corp.-Class A(a)                             149,423        829,298
--------------------------------------------------------------------------
Network Appliance, Inc.(a)                           68,208      2,679,210
--------------------------------------------------------------------------
QLogic Corp.(a)                                     120,068      2,631,891
--------------------------------------------------------------------------
Seagate Technology                                   99,425      2,634,762
==========================================================================
                                                                12,492,422
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.97%

Alliance Data Systems Corp.(a)                        8,689        542,802
--------------------------------------------------------------------------
VeriFone Holdings, Inc.(a)                          130,393      4,615,912
==========================================================================
                                                                 5,158,714
==========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-2.03%

Amphenol Corp.-Class A                               41,289      2,563,221
--------------------------------------------------------------------------
Itron, Inc.(a)                                       18,385        953,079
==========================================================================
                                                                 3,516,300
==========================================================================

HOME ENTERTAINMENT SOFTWARE-0.76%

Activision, Inc.(a)                                  76,757      1,323,291
==========================================================================

                                                  SHARES         VALUE
--------------------------------------------------------------------------


HUMAN RESOURCE & EMPLOYMENT SERVICES-0.72%

Monster Worldwide Inc.(a)                            26,835   $  1,251,584
==========================================================================

INTERNET RETAIL-0.44%

IAC/InterActiveCorp.(a)                              20,517        762,412
==========================================================================

INTERNET SOFTWARE & SERVICES-6.57%

Akamai Technologies, Inc.(a)                         35,224      1,871,099
--------------------------------------------------------------------------
Digital River, Inc.(a)                               81,504      4,547,108
--------------------------------------------------------------------------
Google Inc.-Class A(a)                               10,804      4,975,026
==========================================================================
                                                                11,393,233
==========================================================================

IT CONSULTING & OTHER SERVICES-5.04%

Accenture Ltd.-Class A                              138,298      5,107,345
--------------------------------------------------------------------------
Acxiom Corp.                                         39,252      1,006,814
--------------------------------------------------------------------------
Cognizant Technology Solutions Corp.-Class
  A(a)                                               34,146      2,634,705
==========================================================================
                                                                 8,748,864
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.86%

BlueStream Ventures L.P. (Acquired
  08/03/00-11/28/06; Cost
  $2,913,405)(a)(b)(c)(d)                         3,037,500      1,488,952
==========================================================================

SEMICONDUCTOR EQUIPMENT-0.52%

FormFactor Inc.(a)                                   24,140        899,215
==========================================================================

SEMICONDUCTORS-15.12%

Broadcom Corp.-Class A(a)                            78,088      2,523,023
--------------------------------------------------------------------------
Integrated Device Technology, Inc.(a)               187,509      2,902,639
--------------------------------------------------------------------------
Intel Corp.                                         169,914      3,440,759
--------------------------------------------------------------------------
Intersil Corp.-Class A                              110,340      2,639,333
--------------------------------------------------------------------------
Marvell Technology Group Ltd.(a)                     53,613      1,028,833
--------------------------------------------------------------------------
National Semiconductor Corp.                        121,312      2,753,782
--------------------------------------------------------------------------
Netlogic Microsystems Inc.(a)                        28,708        622,677
--------------------------------------------------------------------------
NVIDIA Corp.(a)                                      80,584      2,982,414
--------------------------------------------------------------------------
Silicon Image, Inc.(a)                              139,320      1,772,150
--------------------------------------------------------------------------
SiRF Technology Holdings, Inc.(a)                    77,803      1,985,533
--------------------------------------------------------------------------
Texas Instruments Inc.                               45,921      1,322,525
--------------------------------------------------------------------------
Xilinx, Inc.                                         94,915      2,259,926
==========================================================================
                                                                26,233,594
==========================================================================

SYSTEMS SOFTWARE-9.59%

Macrovision Corp.(a)                                 30,772        869,617
--------------------------------------------------------------------------
McAfee Inc.(a)                                       30,035        852,393
--------------------------------------------------------------------------
Microsoft Corp.                                     168,241      5,023,676
--------------------------------------------------------------------------
Oracle Corp.(a)                                     221,028      3,788,420
--------------------------------------------------------------------------
Sybase, Inc.(a)                                     107,450      2,654,015
--------------------------------------------------------------------------
Symantec Corp.(a)                                   164,917      3,438,520
==========================================================================
                                                                16,626,641
==========================================================================

AIM V.I. Technology Fund


                                                  SHARES         VALUE
--------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES-2.35%

American Tower Corp.-Class A(a)                      51,419   $  1,916,900
--------------------------------------------------------------------------
NII Holdings Inc.(a)                                 33,631      2,167,182
==========================================================================
                                                                 4,084,082
==========================================================================
    Total Common Stocks and Other Equity
      Interests (Cost $121,839,762)                            139,360,908
==========================================================================
FOREIGN COMMON STOCKS & OTHER EQUITY
  INTERESTS-18.24%

CANADA-0.98%

Research In Motion Ltd. (Communications
  Equipment)(a)                                      13,277      1,696,535
==========================================================================

FINLAND-1.30%

Nokia Oyj-ADR (Communications Equipment)            110,742      2,250,278
==========================================================================

FRANCE-2.40%

Silicon-On-Insulator Technologies
  (Semiconductors)(a)(e)(f)                         118,019      4,167,251
==========================================================================

HONG KONG-0.44%

Hutchison Telecommunications International
  Ltd. (Wireless Telecommunication
  Services)(a)(f)                                   301,000        766,746
==========================================================================

ISRAEL-0.13%

Allot Communications Ltd. (Systems
  Software)(a)                                       19,094        223,591
==========================================================================

JAPAN-0.81%

Canon Inc. (Office Electronics)(e)(f)                24,900      1,410,219
==========================================================================

LUXEMBOURG-0.94%

Millicom International Cellular S.A.
  (Wireless Telecommunication Services)(a)(e)        26,499      1,633,398
==========================================================================

MEXICO-3.22%

America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)             123,611      5,589,689
==========================================================================

NETHERLANDS-0.50%

ASML Holding N.V.-New York Shares
  (Semiconductor Equipment)(a)                       35,339        870,400
==========================================================================

                                                  SHARES         VALUE
--------------------------------------------------------------------------


RUSSIA-1.11%

Vimpel-Communications-ADR (Wireless
  Telecommunication Services)(a)                     24,316   $  1,919,748
==========================================================================

SWEDEN-2.07%

Telefonaktiebolaget LM Ericsson-ADR
  (Communications Equipment)                         89,356      3,594,792
==========================================================================

SWITZERLAND-2.43%

STMicroelectronics N.V.-New York Shares
  (Semiconductors)                                  228,762      4,209,221
==========================================================================

TAIWAN-1.91%

Hon Hai Precision Industry Co., Ltd.
  (Electronic Manufacturing Services)(f)            463,041      3,306,097
==========================================================================
    Total Foreign Common Stocks & Other
      Equity Interests (Cost $23,956,832)                       31,637,965
==========================================================================

MONEY MARKET FUNDS-1.78%

Liquid Assets Portfolio-Institutional
  Class(g)                                        1,538,853      1,538,853
--------------------------------------------------------------------------
Premier Portfolio-Institutional Class(g)          1,538,853      1,538,853
==========================================================================
    Total Money Market Funds (Cost
      $3,077,706)                                                3,077,706
==========================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities loaned)-100.36% (Cost
  $148,874,300)                                                174,076,579
==========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-3.07%

Premier Portfolio-Institutional Class(g)(h)       5,333,168      5,333,168
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $5,333,168)                                          5,333,168
==========================================================================
TOTAL INVESTMENTS-103.43% (Cost $154,207,468)                  179,409,747
==========================================================================
OTHER ASSETS LESS LIABILITIES-(3.43)%                           (5,955,124)
==========================================================================
NET ASSETS-100.00%                                            $173,454,623
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The value of this security at December 31, 2006 represented 0.86% of the Fund's Net Assets. See Note 1A.
(c) The Fund has a remaining commitment of $337,500 to purchase additional interests in BlueStream Ventures L.P., which is subject to the terms of the limited partnership agreement.
(d) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The value of this security at December 31, 2006 represented 0.86% of the Fund's Net Assets. Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase.
(e) All or a portion of this security was out on loan at December 31, 2006.
(f) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2006 was $9,650,313, which represented 5.56% of the Fund's Net Assets. See Note 1A.
(g) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(h) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Technology Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:

Investments at value (cost $145,796,594)*       $ 170,998,873
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $8,410,874)                                 8,410,874
=============================================================
     Total investments (cost $154,207,468)        179,409,747
=============================================================
Foreign currencies, at value (cost $582,285)          588,435
-------------------------------------------------------------
Receivables for:
  Investments sold                                    393,161
-------------------------------------------------------------
  Fund shares sold                                     44,538
-------------------------------------------------------------
  Dividends                                            49,394
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 44,451
-------------------------------------------------------------
Other assets                                            2,915
=============================================================
     Total assets                                 180,532,641
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Investments purchased                             1,273,148
-------------------------------------------------------------
  Fund shares reacquired                              246,104
-------------------------------------------------------------
  Trustee deferred compensation and retirement
     plans                                             54,209
-------------------------------------------------------------
  Collateral upon return of securities loaned       5,333,168
-------------------------------------------------------------
Accrued administrative services fees                  117,167
-------------------------------------------------------------
Accrued distribution fees--Series II                       85
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              3,753
-------------------------------------------------------------
Accrued transfer agent fees                             5,570
-------------------------------------------------------------
Accrued operating expenses                             44,814
=============================================================
     Total liabilities                              7,078,018
=============================================================
Net assets applicable to shares outstanding     $ 173,454,623
_____________________________________________________________
=============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                   $ 638,457,778
-------------------------------------------------------------
Undistributed net investment income (loss)            (59,795)
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and option contracts                           (490,151,773)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies                25,208,413
=============================================================
                                                $ 173,454,623
_____________________________________________________________
=============================================================


NET ASSETS:

Series I                                        $ 173,321,116
_____________________________________________________________
=============================================================
Series II                                       $     133,507
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                           12,361,859
_____________________________________________________________
=============================================================
Series II                                               9,597
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                     $       14.02
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                     $       13.91
_____________________________________________________________
=============================================================


* At December 31, 2006, securities with an aggregate value of $5,114,853 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended December 31, 2006

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of
  $51,170)                                       $   766,179
------------------------------------------------------------
Dividends from affiliated money market funds
  (includes securities lending income of
  $33,706)                                           275,632
============================================================
    Total investment income                        1,041,811
============================================================

EXPENSES:

Advisory fees                                      1,365,254
------------------------------------------------------------
Administrative services fees                         499,415
------------------------------------------------------------
Custodian fees                                        55,201
------------------------------------------------------------
Distribution fees--Series II                             360
------------------------------------------------------------
Transfer agent fees                                   30,947
------------------------------------------------------------
Trustees' and officer's fees and benefits             19,493
------------------------------------------------------------
Other                                                 61,926
============================================================
    Total expenses                                 2,032,596
============================================================
Less: Fees waived and expense offset
  arrangements                                        (6,127)
============================================================
    Net expenses                                   2,026,469
============================================================
Net investment income (loss)                        (984,658)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities (includes net gains
    (losses) from securities sold to affiliates
    of $(35,425))                                 21,825,915
------------------------------------------------------------
  Foreign currencies                                 (24,585)
------------------------------------------------------------
  Option contracts written                            82,750
============================================================
                                                  21,884,080
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (3,853,234)
------------------------------------------------------------
  Foreign currencies                                   3,557
------------------------------------------------------------
  Option contracts written                            85,597
============================================================
                                                  (3,764,080)
============================================================
Net gain from investment securities, foreign
  currencies and option contracts                 18,120,000
============================================================
Net increase in net assets resulting from
  operations                                     $17,135,342
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Technology Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2006 and 2005

                                                                  2006            2005
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (984,658)   $ (1,077,606)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                             21,884,080       7,137,416
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                   (3,764,080)     (2,919,636)
==========================================================================================
    Net increase in net assets resulting from operations        17,135,342       3,140,174
==========================================================================================
Share transactions-net:
  Series I                                                     (34,499,934)    (13,115,433)
------------------------------------------------------------------------------------------
  Series II                                                        (22,638)        (26,030)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (34,522,572)    (13,141,463)
==========================================================================================
    Net increase (decrease) in net assets                      (17,387,230)    (10,001,289)
==========================================================================================

NET ASSETS:

  Beginning of year                                            190,841,853     200,843,142
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(59,795) and $(42,432), respectively)          $173,454,623    $190,841,853
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Technology Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to seek capital growth.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If

AIM V.I. Technology Fund

     between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books

AIM V.I. Technology Fund

     and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

J. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

K. COVERED CALL OPTIONS -- The Fund may write call options. A call option gives the purchaser of such option the right to buy, and the writer (the
     Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. Written call options are recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

L. PUT OPTIONS PURCHASED -- The Fund may purchase put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

M. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets.

    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2008. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2006, AIM waived advisory fees of $1,278.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2006, AMVESCAP did not reimburse any such expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance

AIM V.I. Technology Fund

companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. The Fund may reimburse AIM for up to 0.25% of average daily assets invested by each insurance company providing administrative services to the Fund. Pursuant to such agreement, for the year ended December 31, 2006, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $449,415 for services provided by insurance companies.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with AIM Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2006, expenses incurred under the Plan are shown in the Statement of Operations as distribution fees.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2006.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      12/31/06        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $       --       $22,316,665       $(20,777,812)         $   --         $1,538,853      $ 45,331       $   --
----------------------------------------------------------------------------------------------------------------------------------
Premier
  Portfolio-
  Institutional
  Class            6,911,034        69,428,347        (74,800,528)             --          1,538,853       196,595           --
==================================================================================================================================
  Subtotal        $6,911,034       $91,745,012       $(95,578,340)         $   --         $3,077,706      $241,926       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      12/31/06        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Premier
  Portfolio-
  Institutional
  Class           $1,989,759       $105,804,234      $(102,460,825)        $   --         $5,333,168      $ 33,706       $   --
==================================================================================================================================
  Total
    Investments
    in
    Affiliates    $8,900,793       $197,549,246      $(198,039,165)        $   --         $8,410,874      $275,632       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2006, the Fund engaged in securities sales of $492,336, which resulted in net realized gains (losses) of $(35,425), and securities purchases of $2,085,540.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) custodian credits which result from periodic overnight cash balances at the custodian and (ii) a one time custodian fee credit to be used to offset future custodian fees. For the year ended December 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $4,849.

AIM V.I. Technology Fund

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2006, the Fund paid legal fees of $4,436 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At December 31, 2006, securities with an aggregate value of $5,114,853 were on loan to brokers. The loans were secured by cash collateral of $5,333,168 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2006, the Fund received dividends on cash collateral investments of $33,706 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--OPTION CONTRACTS WRITTEN

                           TRANSACTIONS DURING THE PERIOD
------------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
------------------------------------------------------------------------------------
Beginning of period                                               165      $  39,473
------------------------------------------------------------------------------------
Written                                                         1,859        169,790
------------------------------------------------------------------------------------
Closed                                                            (66)       (15,971)
------------------------------------------------------------------------------------
Exercised                                                      (1,469)      (119,786)
------------------------------------------------------------------------------------
Expired                                                          (489)       (73,506)
====================================================================================
End of period                                                      --      $      --
____________________________________________________________________________________
====================================================================================

AIM V.I. Technology Fund

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2006 and 2005.


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2006, the components of net assets on a tax basis were as follows:

                                                                    2006
-----------------------------------------------------------------------------
Net unrealized appreciation-investments                         $  26,203,151
-----------------------------------------------------------------------------
Temporary book/tax differences                                        (42,575)
-----------------------------------------------------------------------------
Capital loss carryover                                           (491,146,511)
-----------------------------------------------------------------------------
Post-October currency loss deferral                                   (17,220)
-----------------------------------------------------------------------------
Shares of beneficial interest                                     638,457,778
=============================================================================
  Total net assets                                              $ 173,454,623
_____________________________________________________________________________
=============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and certain straddles and the treatment of partnerships. The tax-basis net unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $6,133.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2006 to utilizing $487,453,426 of capital loss carryforward in the fiscal year ended December 31, 2007.

    The Fund utilized $21,010,598 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2006 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2007                                               $ 47,350,013
-----------------------------------------------------------------------------
December 31, 2008                                                256,455,919
-----------------------------------------------------------------------------
December 31, 2009                                                153,547,080
-----------------------------------------------------------------------------
December 31, 2010                                                 33,793,499
=============================================================================
Total capital loss carryforward                                 $491,146,511
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of April 30, 2004, the date of the reorganization of AIM V.I. New Technology Fund and INVESCO
  VIF-Telecommunications Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2006 was $206,663,450 and $236,876,292, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities     $    28,311,268
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (2,114,250)
===============================================================================
Net unrealized appreciation of investment securities           $    26,197,018
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $153,212,729.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, net operating losses and partnerships, on December 31, 2006, undistributed net investment income (loss) was increased by $967,295, undistributed net realized gain (loss) was increased by $80,924 and shares of beneficial interest decreased by $1,048,219. This reclassification had no effect on the net assets of the Fund.

AIM V.I. Technology Fund

NOTE 13--SHARE INFORMATION

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED
                                                                                    DECEMBER 31,
                                                              --------------------------------------------------------
                                                                       2006(A)                         2005
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     1,867,275    $ 24,826,913     4,018,565    $ 48,024,772
----------------------------------------------------------------------------------------------------------------------
  Series II                                                          870          10,943        11,967         142,892
======================================================================================================================
Reacquired:
  Series I                                                    (4,533,608)    (59,326,847)   (5,144,542)    (61,140,205)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                       (2,551)        (33,581)      (14,093)       (168,922)
======================================================================================================================
                                                              (2,668,014)   $(34,522,572)   (1,128,103)   $(13,141,463)
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 69% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM, and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 14--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and currently intends for the Fund to adopt FIN 48 provisions during the fiscal year ended December 31, 2007.

NOTE 15--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       SERIES I
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                2006           2005        2004        2003        2002
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.69       $  12.42    $  11.87    $   8.17    $  15.37
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.08)         (0.07)      (0.04)(a)    (0.08)     (0.00)(b)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.41           0.34        0.59        3.78       (7.20)
=========================================================================================================================
    Total from investment operations                              1.33           0.27        0.55        3.70       (7.20)
=========================================================================================================================
Net asset value, end of period                                $  14.02       $  12.69    $  12.42    $  11.87    $   8.17
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(c)                                                  10.48%          2.17%       4.63%      45.29%     (46.84)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $173,321       $190,700    $200,556    $171,546    $105,508
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets                           1.12%(d)       1.12%       1.15%       1.10%       1.11%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.54)%(d)     (0.60)%     (0.39)%(a)    (0.85)%    (0.96)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                            116%           114%        137%         89%         92%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.09) and (0.82)%, respectively.
(b) The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.12) for the year ended December 31, 2002.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $181,889,717.

AIM V.I. Technology Fund

                                                                              SERIES II
                                                              ------------------------------------------
                                                                                          APRIL 30, 2004
                                                                   YEAR ENDED              (DATE SALES
                                                                  DECEMBER 31,            COMMENCED) TO
                                                              ---------------------        DECEMBER 31,
                                                               2006          2005              2004
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 12.62       $ 12.39           $11.09
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.12)        (0.11)           (0.05)(a)
--------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         1.41          0.34             1.35
========================================================================================================
    Total from investment operations                             1.29          0.23             1.30
========================================================================================================
Net asset value, end of period                                $ 13.91       $ 12.62           $12.39
________________________________________________________________________________________________________
========================================================================================================
Total return(b)                                                 10.22%         1.86%           11.72%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $   134       $   142           $  166
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets                          1.37%(c)      1.37%            1.40%(d)
========================================================================================================
Ratio of net investment income (loss) to average net assets     (0.79)%(c)    (0.85)%          (0.64)%(a)(d)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate(e)                                        116%          114%             137%
________________________________________________________________________________________________________
========================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.10) and (1.07)%, respectively.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $144,092.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM V.I. Technology Fund

NOTE 16--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


On August 30, 2005, the West Virginia Office of the State Auditor-Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing; and

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. Technology Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Technology Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Technology Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 14, 2007
Houston, Texas

AIM V.I. Technology Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993           Director and Chairman, A I M Management    None
   Trustee and Vice Chair                         Group Inc. (financial services holding
                                                  company); Director and Vice Chairman,
                                                  AMVESCAP PLC; Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm) and
                                                  Trustee and Vice Chair of The AIM Family
                                                  of Funds--Registered Trademark--

                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer);
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and President
                                                  and Principal Executive Officer of The
                                                  AIM Family of Funds--Registered
                                                  Trademark--
-------------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954     2006           Director, Chief Executive Officer and      None
   Trustee, President and                         President, A I M Management Group Inc.,
   Principal                                      AIM Mutual Fund Dealer Inc. (registered
   Executive Officer                              broker dealer), AIM Funds Management
                                                  Inc. (registered investment advisor) and
                                                  1371 Preferred Inc. (holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc., INVESCO Funds Group, Inc.
                                                  (registered investment advisor and
                                                  register transfer agent) and AIM GP
                                                  Canada Inc. (general partner for a
                                                  limited partnership); Director, A I M
                                                  Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Director and
                                                  Chairman, AIM Investment Services, Inc.,
                                                  Fund Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); Director, President and
                                                  Chairman, AVZ Callco Inc. (holding
                                                  company); AMVESCAP Inc. (holding
                                                  company) and AIM Canada Holdings Inc.
                                                  (holding company); Director and Chief
                                                  Executive Officer, AIM Trimark Corporate
                                                  Class Inc. (formerly AIM Trimark Global
                                                  Fund Inc.) (corporate mutual fund
                                                  company) and AIM Trimark Canada Fund
                                                  Inc. (corporate mutual fund company);
                                                  Trustee, President and Principal
                                                  Executive Officer of The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); Trustee and
                                                  Executive Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); and Manager,
                                                  Powershares Capital Management LLC

                                                  Formerly: President and Principal
                                                  Executive Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); Chairman, AIM
                                                  Canada Holdings, Inc.; Executive Vice
                                                  President and Chief Operations Officer,
                                                  AIM Funds Management Inc.; President,
                                                  AIM Trimark Global Fund Inc. and AIM
                                                  Trimark Canada Fund Inc.; and Director,
                                                  Trimark Trust (federally regulated
                                                  Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company
                                                  Formerly: Partner, law firm of Baker &     (2 portfolios))
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Founder, Green, Manning & Bunch Ltd.,      None
   Trustee                                        (investment banking firm); and Director,
                                                  Policy Studies, Inc. and Van Gilder
                                                  Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation (property casualty company)

                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and Director of various
                                                  affiliated Volvo companies; and
                                                  Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund
                                                  company); and Owner, Dos Angelos Ranch,    (non-profit)
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)

-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company
                                                                                             (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    Director, Mainstay VP Series
   Trustee                                        Formerly: Partner, Deloitte & Touche       Funds, Inc. (21 portfolios)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. Technology Fund


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER     PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIP(S)
TRUST                              SINCE          DURING PAST 5 YEARS                       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Senior Vice President and Senior Officer  N/A
   Senior Vice President and                      of The AIM Family of Funds--Registered
   Senior Officer                                 Trademark--
                                                  Formerly: Director of Compliance and
                                                  Assistant General Counsel, ICON
                                                  Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962            2006           Director, Senior Vice President,          N/A
   Senior Vice President, Chief                   Secretary and General Counsel, A I M
   Legal Officer and Secretary                    Management Group Inc. and A I M
                                                  Advisors, Inc.; Director, Vice President
                                                  and Secretary, INVESCO Distributors,
                                                  Inc.; Vice President and Secretary,
                                                  A I M Capital Management, Inc., AIM
                                                  Investment Services, Inc., and Fund
                                                  Management Company; Senior Vice
                                                  President and Secretary, A I M
                                                  Distributors, Inc.; Director and Vice
                                                  President, INVESCO Funds Group Inc.;
                                                  Senior Vice President, Chief Legal
                                                  Officer and Secretary of The AIM Family
                                                  of Funds--Registered Trademark--; and
                                                  Manager, Powershares Capital Management
                                                  LLC

                                                  Formerly: Chief Operating Officer,
                                                  Senior Vice President, General Counsel,
                                                  and Secretary, Liberty Ridge Capital,
                                                  Inc. (an investment adviser); Vice
                                                  President and Secretary, PBHG Funds (an
                                                  investment company); Vice President and
                                                  Secretary, PBHG Insurance Series Fund
                                                  (an investment company); General Counsel
                                                  and Secretary, Pilgrim Baxter Value
                                                  Investors (an investment adviser); Chief
                                                  Operating Officer, General Counsel and
                                                  Secretary, Old Mutual Investment
                                                  Partners (a broker-dealer); General
                                                  Counsel and Secretary, Old Mutual Fund
                                                  Services (an administrator); General
                                                  Counsel and Secretary, Old Mutual
                                                  Shareholder Services (a shareholder
                                                  servicing center); Executive Vice
                                                  President, General Counsel and
                                                  Secretary, Old Mutual Capital, Inc. (an
                                                  investment adviser); and Vice President
                                                  and Secretary, Old Mutual Advisors Funds
                                                  (an investment company)
------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Global Compliance Director, AMVESCAP      N/A
   Vice President                                 PLC; and Vice President of The AIM
                                                  Family of Funds--Registered Trademark--

                                                  Formerly: Senior Vice President, A I M
                                                  Management Group Inc. (financial
                                                  services holding company); Senior Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Advisors, Inc. and The AIM Family
                                                  of Funds--Registered Trademark--; Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Vice President, AIM
                                                  Investment Services, Inc. and Fund
                                                  Management Company; Senior Vice
                                                  President and Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; and Senior Vice President
                                                  and Compliance Director, Delaware
                                                  Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Senior Vice President and General
   Vice President                                 Counsel, AMVESCAP PLC; Director, INVESCO
                                                  Funds Group, Inc.; and Vice President of
                                                  The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Director, Vice President and    N/A
                                                  General Counsel, Fund Management
                                                  Company; Director, Senior Vice
                                                  President, Secretary and General
                                                  Counsel, A I M Management Group Inc. and
                                                  A I M Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Senior Vice President, A I M
                                                  Distributors, Inc.; Vice President,
                                                  A I M Capital Management, Inc. and AIM
                                                  Investment Services, Inc.; Senior Vice
                                                  President, Chief Legal Officer and
                                                  Secretary of The AIM Family of
                                                  Funds--Registered Trademark--; Chief
                                                  Executive Officer and President, INVESCO
                                                  Funds Group, Inc.; and Senior Vice
                                                  President, and General Counsel, Liberty
                                                  Financial Companies, Inc. and Senior
                                                  Vice President and General Counsel
                                                  Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M  N/A
   Vice President, Principal                      Advisors, Inc.; and Vice President,
   Financial Officer and                          Treasurer and Principal Officer of The
   Treasurer                                      AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief           N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc. and Vice President
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, Senior Vice
                                                  President and Senior Investment Officer,
                                                  A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing     N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc. and The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); and
                                                  President and Principal Executive
                                                  Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust Only)
                                                  Formerly: Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only)
------------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967         2005           Anti-Money Laundering Compliance          N/A
   Anti-Money Laundering                          Officer, A I M Advisors, Inc., A I M
   Compliance Officer                             Capital Management, Inc., A I M
                                                  Distributors, Inc., AIM Investment
                                                  Services, Inc., AIM Private Asset
                                                  Management, Inc., Fund Management
                                                  Company and The AIM Family of
                                                  Funds--Registered Trademark--
                                                  Formerly: Manager of the Fraud
                                                  Prevention Department, AIM Investment
                                                  Services, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958        2006           Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                       Group Inc.; Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc.; and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company

                                                  Formerly: Global Head of Product
                                                  Development, AIG-Global Investment
                                                  Group, Inc.; Chief Compliance Officer
                                                  and Deputy General Counsel,
                                                  AIG-SunAmerica Asset Management; and
                                                  Chief Compliance Officer, Chief
                                                  Operating Officer and Deputy General
                                                  Counsel, American General Investment
                                                  Management
------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            225 Franklin Street
Floor                         1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
Philadelphia, PA 19103-7599   Americas
                              New York, NY 10036-2714

    SECTOR EQUITY                                                                             AIM V.I. UTILITIES FUND

                                                                    Annual Report to Shareholders - December 31, 2006

    Sectors

The Fund provides a complete list of its
holdings four times in each fiscal year,
at the quarter-ends. For the second and
fourth quarters, the lists appear in the
Fund's semiannual and annual reports to
shareholders. For the first and third
quarters, the Fund files the lists with
the Securities and Exchange Commission
(SEC) on Form N-Q. The Fund's Form N-Q                                       [COVER GLOBE IMAGE]
filings are available on the SEC Web
site, sec.gov. Copies of the Fund's
Forms N-Q may be reviewed and copied at
the SEC Public Reference Room in
Washington, D.C. You can obtain
information on the operation of the
Public Reference Room, including
information about duplicating fee
charges, by calling 202-942-8090 or
800-732-0330, or by electronic request
at the following E-mail address:
publicinfo@sec.gov. The SEC file numbers
for the Fund are 811-07452 and
033-57340. The Fund's most recent
portfolio holdings, as filed on Form
N-Q, have also been made available to
insurance companies issuing variable
annuity contracts and variable life
insurance policies ("variable products")
that invest in the Fund.

A description of the policies and
procedures that the Fund uses to
determine how to vote proxies relating                                                  AIM V.I. UTILITIES FUND seeks
to portfolio securities is available                                                       capital growth and income.
without charge, upon request, from our
Client Services department at
800-410-4246 or on the AIM Web site,
AIMinvestments.com. On the home page,
scroll down and click on AIM Funds Proxy
Policy. The information is also
available on the SEC Web site, sec.gov.

Information regarding how the Fund voted
proxies related to its portfolio
securities during the 12 months ended
June 30, 2006, is available at our Web                  UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT
site. Go to AIMinvestments.com, access                  IS AS OF DECEMBER 31, 2006, AND IS BASED ON TOTAL NET ASSETS.
the About Us tab, click on Required
Notices and then click on Proxy Voting
Activity. Next, select the Fund from the
drop-down menu. The information is also
available on the SEC Web site, sec.gov.

                                                        ==========================================================
                                                        THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY
                                                        EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS,
                                                        WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES
  [AIM INVESTMENTS LOGO]                                CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY
 --Registered Trademark--                               BEFORE INVESTING.
                                                        ==========================================================

                                                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Management's discussion of Fund performance                                                                  AIM V.I. UTILITIES FUND
===================================================================================

An investor preference for dividend-paying equities boosted the performance of        - Owning both regulated and unregulated
utilities stocks, helping the Fund post positive returns for the year ended           utilities -- unregulated companies
December 31, 2006. The Fund, excluding variable product issuer charges,               provide greater growth potential, while
outperformed its broad market index, the S&P 500 --Registered Trademark-- Index,      regulated firms provide more stable
as utilities was one of the better performing sectors during the year. Utilities      dividends and principal.
stocks benefited from an increase in merger and acquisition activity, as well as
investor preference for their generally more defensive character and their            - Generally avoiding excessive
tendency to pay dividends.                                                            concentration of assets in a small
                                                                                      number of stocks.
    Your Fund's long-term performance appears on pages 4-5.
                                                                                      - Maintaining a reasonable cash position
FUND VS. INDEXES                                                                      to avoid having to sell stocks during
                                                                                      market downturns.
Total returns, 12/31/05 - 12/31/06, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.                   We may sell a stock for any of the
                                                                                      following reasons:
Series I Shares                                                         25.46%
Series II Shares                                                        25.25         - Earnings growth is threatened because
S&P 500 Index (Broad Market Index)                                      15.78         of deterioration in the firm's
Lipper Utility Funds Index (Peer Group Index)                           26.89         fundamentals or change in the operating
                                                                                      environment.

SOURCE: LIPPER INC.                                                                   - Valuation becomes too high.
===================================================================================
                                                                                      - Corporate strategy changes.
HOW WE INVEST
                                                                                      MARKET CONDITIONS AND YOUR FUND
We invest primarily in natural gas,        state markets, and that are attractively
electricity and telecommunication          valued relative to the rest of the         The year started off on a positive note
services companies, selecting stocks       market. We also monitor and may adjust     as the markets were encouraged by strong
based on our quantitative and              industry and position weights according    economic data. However, tensions in the
fundamental analysis of individual         to prevailing economic trends such as      Middle East escalated with the
companies. Our quantitative analysis       gross domestic product (GDP) growth and    Israel-Lebanon conflict, residential
focuses on positive cash flows and         interest rate changes.                     housing markets showed signs of cooling
predictable earnings. Our fundamental                                                 and rising energy prices heightened
analysis seeks strong balance sheets,            We control risk by:                  inflation concerns. These factors led to
competent management and sustainable                                                  a slight sell-off in the markets mid way
dividends and distributions.               - Diversifying across most industries      through the year as investors became
                                           and sub-industries within the utilities    concerned about an economic downturn.
      We look for companies that could     sector.                                    However, the markets staged a rally
potentially benefit from industry                                                     beginning in August after the Fed held
trends, such as increased demand for                                                  interest rates steady after 17
certain products and deregulation of                                                  consecutive increases. Also contributing
===================================================================================   to the rally was a series of solid
                                                                                      economic reports that indicated the
PORTFOLIO COMPOSITION                      TOP 10 EQUITY HOLDINGS*                    economy, while slowing, continued to
-----------------------------------------------------------------------------------   expand, and inflation remained within
By industry                                1. AT&T Inc.                        5.2%   manageable levels.
Electric Utilities                29.8%    2. TXU Corp.                        5.2
Multi-Utilities                   26.7     3. Duke Energy Corp.                4.9          Against this backdrop,
Integrated Telecommunication               4. Exelon Corp.                     4.7    telecommunication services, energy and
Services                          11.2     5. NRG Energy, Inc.                 4.4    utilities were the best-performing
Independent Power Producers &              6. Sempra Energy                    4.3    sectors of the S&P 500 Index. Investor
Energy Traders                    11.0     7. Entergy Corp.                    4.2    preference for utilities stocks, based
Gas Utilities                      8.3     8. Verizon Communications Inc.      4.2    on their generally more defensive
Oil & Gas Storage &                        9. FPL Group, Inc.                  4.0    character and tendency to pay dividends,
Transportation                     6.4    10. Edison International             4.0    increased during the year, bolstered by
Water Utilities                    1.6                                                evidence of a slowing economy, low
Money Market Funds Plus                    Total Net Assets        $141.54 million    interest rates and lower energy costs.
Other Assets Less Liabilities      5.0                                                Utilities stocks tend to be sensitive to
                                           Total Number of Holdings*            33    interest rate

*Excluding money market fund holdings.

The Fund's holdings are subject to change, and there is no assurance that the
Fund will continue to hold any particular security.
===================================================================================================================================

                                                                                                             AIM V.I. UTILITIES FUND

movements because they generally pay       lower financial results. We continued to
dividends and are particularly             own the stock, as we believe the company                    John S. Segner
attractive when interest rates are low.    is making progress and acquiring new          [SEGNER       Senior portfolio manager
An increase in merger and acquisition      water systems.                                 PHOTO]       is lead manager of AIM V.I.
activity, particularly in the integrated                                                               Utilities Fund. Mr. Segner
telecommunication services industry,             During the year, the reduced                          has more than 20 years  of
also helped to strengthen stocks within    federal income tax rate for qualified      experience in the energy and investment
the utilities sector. For the year, our    dividends, which has made utilities        industries. Before joining the Fund's advisor
holdings in electric utilities,            stocks attractive to investors, was        in 1997, he was managing director and
multi-utilities and integrated             extended. However, we remained modestly    principal with an investment management
telecommunication services companies had   concerned about interest rate and          company that focused exclusively on
the most positive impact on Fund           inflationary trends. We continued to       publicly-traded energy stocks. Prior to that,
performance.                               maintain our focus on holding what we      he held positions with several energy
                                           believed were the favorably priced         companies. Mr. Segner holds a B.S. in civil
      A number of the Fund's integrated    stocks of strong companies with            engineering from the University of
telecommunications holdings performed      reasonable growth prospects and            Alabama and an M.B.A. with a
well during the year; our largest          attractive dividend yields.                concentration in finance from The
holding, AT&T, in particular was a                                                    University of Texas at Austin.
notable contributor. The company           IN CLOSING
provides various landline                                                             Assisted by the Energy/Gold/Utilities Team
telecommunication services, as well as     Over the past 12 months, the Fund has
satellite television services and          experienced strong double-digit returns.
wireless voice and data communication      It would be imprudent for us to suggest
services in the United States. Recently,   that such a level of performance is
the company completed its acquisition of   sustainable over the long term.
BellSouth, thus consolidating its
ownership and management of joint                As always, we thank you for your
venture Cingular Wireless. With the        continued investment and welcome any new
merger complete, we believe AT&T may be    investors to AIM V.I. Utilities Fund.
able to expand its broadband, wireless
and television services while preserving   THE VIEWS AND OPINIONS EXPRESSED IN
its core phone business.                   MANAGEMENT'S DISCUSSION OF FUND
                                           PERFORMANCE ARE THOSE OF A I M ADVISORS,
      Electric utility provider FPL        INC. THESE VIEWS AND OPINIONS ARE
GROUP also contributed positively to       SUBJECT TO CHANGE AT ANY TIME BASED ON
performance over the year. A               FACTORS SUCH AS MARKET AND ECONOMIC
Florida-based company, FPL is one of the   CONDITIONS. THESE VIEWS AND OPINIONS MAY
largest and fastest growing domestic       NOT BE RELIED UPON AS INVESTMENT ADVICE
utilities. FPL operates in a variety of    OR RECOMMENDATIONS, OR AS AN OFFER FOR A
growing non-regulated businesses and is    PARTICULAR SECURITY. THE INFORMATION IS
aggressively growing that part of the      NOT A COMPLETE ANALYSIS OF EVERY ASPECT
business.                                  OF ANY MARKET, COUNTRY, INDUSTRY,
                                           SECURITY OR THE FUND. STATEMENTS OF FACT
      Detractors to Fund performance       ARE FROM SOURCES CONSIDERED RELIABLE,
were minimal. Our exposure to water        BUT A I M ADVISORS, INC. MAKES NO
utilities was the only detractor from      REPRESENTATION OR WARRANTY AS TO THEIR
performance. In fact, only one holding,    COMPLETENESS OR ACCURACY. ALTHOUGH
AQUA AMERICA, was down for the year.       HISTORICAL PERFORMANCE IS NO GUARANTEE
Aqua America is a holding company for      OF FUTURE RESULTS, THESE INSIGHTS MAY
regulated utilities providing water or     HELP YOU UNDERSTAND OUR INVESTMENT
wastewater services primarily in the       MANAGEMENT PHILOSOPHY.
United States. Shares of the stock
declined after the company reported

                                                                                      FOR A DISCUSSION OF THE RISKS OF
                                                                                      INVESTING IN YOUR FUND, INDEXES USED IN
                                                                                      THIS REPORT AND YOUR FUND'S LONG-TERM
                                                                                      PERFORMANCE, PLEASE SEE PAGES 4-5.

                                                                                                             AIM V.I. UTILITIES FUND

YOUR FUND'S LONG-TERM PERFORMANCE
========================================

AVERAGE ANNUAL TOTAL RETURNS               SHARES (FOR PERIODS PRIOR TO INCEPTION     ASSESSED IN CONNECTION WITH A VARIABLE
                                           OF SERIES II SHARES) ADJUSTED TO REFLECT   PRODUCT. SALES CHARGES, EXPENSES AND
As of 12/31/06                             THE RULE 12b-1 FEES APPLICABLE TO SERIES   FEES, WHICH ARE DETERMINED BY THE
SERIES I SHARES                            II SHARES. THE PERFORMANCE OF THE FUND'S   VARIABLE PRODUCT ISSUERS, WILL VARY AND
Inception (12/30/94)               8.75%   SERIES I AND SERIES II SHARE CLASSES       WILL LOWER THE TOTAL RETURN.
10 Years                           8.33    WILL DIFFER PRIMARILY DUE TO DIFFERENT
 5 Years                          11.13    CLASS EXPENSES. THE PERFORMANCE DATA             PER NASD REQUIREMENTS, THE MOST
 1 Year                           25.46    QUOTED REPRESENT PAST PERFORMANCE AND      RECENT MONTH-END PERFORMANCE DATA AT THE
                                           CANNOT GUARANTEE COMPARABLE FUTURE         FUND LEVEL, EXCLUDING VARIABLE PRODUCT
Series II Shares                           RESULTS; CURRENT PERFORMANCE MAY BE        CHARGES, IS AVAILABLE ON THIS AIM
10 Years                           8.07%   LOWER OR HIGHER. PLEASE CONTACT YOUR       AUTOMATED INFORMATION LINE,
 5 Years                          10.87    VARIABLE PRODUCT ISSUER OR FINANCIAL       866-702-4402. AS MENTIONED ABOVE, FOR
 1 Year                           25.25    ADVISOR FOR THE MOST RECENT MONTH-END      THE MOST RECENT MONTH-END PERFORMANCE
========================================   VARIABLE PRODUCT PERFORMANCE.              INCLUDING VARIABLE PRODUCT CHARGES,
                                           PERFORMANCE FIGURES REFLECT FUND           PLEASE CONTACT YOUR VARIABLE PRODUCT
CUMULATIVE TOTAL RETURNS                   EXPENSES, REINVESTED DISTRIBUTIONS AND     ISSUER OR FINANCIAL ADVISOR.
                                           CHANGES IN NET ASSET VALUE. INVESTMENT
6 months ended 12/31/06                    RETURN AND PRINCIPAL VALUE WILL
                                           FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR
Series I Shares                   16.51%   LOSS WHEN YOU SELL SHARES.
Series II Shares                  16.40
========================================
                                                 AIM V.I. UTILITIES FUND, A SERIES
SERIES II SHARES' INCEPTION DATE IS        PORTFOLIO OF AIM VARIABLE INSURANCE
APRIL 30, 2004. RETURNS SINCE THAT DATE    FUNDS, IS CURRENTLY OFFERED THROUGH
ARE HISTORICAL. ALL OTHER RETURNS ARE      INSURANCE COMPANIES ISSUING VARIABLE
THE BLENDED RETURNS OF THE HISTORICAL      PRODUCTS. YOU CANNOT PURCHASE SHARES OF
PERFORMANCE OF SERIES II SHARES SINCE      THE FUND DIRECTLY. PERFORMANCE FIGURES
THEIR INCEPTION AND THE RESTATED           GIVEN REPRESENT THE FUND AND ARE NOT
HISTORICAL PERFORMANCE OF SERIES I         INTENDED TO REFLECT ACTUAL VARIABLE
                                           PRODUCT VALUES. THEY DO NOT REFLECT
                                           SALES CHARGES, EXPENSES AND FEES
===================================================================================================================================

PRINCIPAL RISKS OF INVESTING IN THE FUND         Investing in emerging markets              In conjunction with the annual
                                           involves greater risk than investing in    prospectus update on or about May 1,
The prices of securities held by the       more established markets. The risks        2007, the AIM V.I Utilities Fund
Fund may decline in response to market     include the relatively smaller size and    prospectus will be amended to reflect
risks.                                     lesser liquidity of these markets, high    that the Fund has elected to use the
                                           inflation rates, adverse political         Lipper VUF Utilities Funds Index as its
      Investing in a fund that invests     developments and lack of timely            peer group rather than the Lipper
in smaller companies involves risks not    information.                               Utilities Funds Index. The Lipper
associated with investing in more                                                     Variable Underlying Funds (VUF)
established companies, such as business          If the seller of a repurchase        Utilities Funds Index, recently
risk, stock price fluctuations and         agreement in which the Fund invests        published by Lipper Inc., comprises the
illiquidity.                               defaults on its obligation or declares     underlying funds in each variable
                                           bankruptcy, the Fund may experience        insurance category and does not include
      Foreign securities have additional   delays in selling the securities           mortality and expense fees.
risks, including exchange rate changes,    underlying there purchase agreement.
political and economic upheaval, the                                                        The Fund is not managed to track
relative lack of information about these         There is no guarantee that the       the performance of any particular index,
companies, relatively low market           investment techniques and risk analyses    including the indexes defined here, and
liquidity and the potential lack of        used by the Fund's portfolio managers      consequently, the performance of the
strict financial and accounting controls   will produce the desired results.          Fund may deviate significantly from the
and standards.                                                                        performance of the indexes.
                                           ABOUT INDEXES USED IN THIS REPORT
      The Fund may use enhanced                                                             A direct investment cannot be made
investment techniques such as              The unmanaged STANDARD & POOR'S            in an index. Unless otherwise indicated,
derivatives. The principal risk of         COMPOSITE INDEX OF 500 STOCKS (the S&P     index results include reinvested
investments in derivatives is that the     500 Index) is an index of common stocks    dividends, and they do not reflect sales
fluctuations in their values may not       frequently used as a general measure of    charges. Performance of an index of
correlate perfectly with the overall       U.S. stock market performance.             funds reflects fund expenses;
securities markets. Derivatives are                                                   performance of a market index does not.
subject to counter party risk -- the             The unmanaged LIPPER UTILITY FUNDS
risk that the other party will not         INDEX represents an average of the 10
complete the transaction with the Fund.    largest utility funds tracked by Lipper
                                           Inc., an independent mutual fund
                                           performance monitor.

                                                                                      Continued on page 5

                                                                                                             AIM V.I. UTILITIES FUND

Past performance cannot guarantee
comparable future results.

      This chart, which is a logarithmic   representing a percent change in the
chart, presents the fluctuations in the    value of the investment. In this chart,
value of the Fund and its indexes. We      each segment represents a doubling, or
believe that a logarithmic chart is more   100% change, in the value of the
effective than other types of charts in    investment. In other words, the space
illustrating changes in value during the   between $5,000 and $10,000 is the same
early years shown in the chart. The        size as the space between $10,000 and
vertical axis, the one that indicates      $20,000, and so on.
the dollar value of an investment, is
constructed with each segment
===================================================================================================================================

Continued from page 4

OTHER INFORMATION                                Industry classifications used in
                                           this report are generally according to
The returns shown in management's          the Global Industry Classification
discussion of Fund performance are based   Standard, which was developed by and is
on net asset values calculated for         the exclusive property and a service
shareholder transactions. Generally        mark of Morgan Stanley Capital
accepted accounting principles require     International Inc. and Standard &
adjustments to be made to the net assets   Poor's.
of the Fund at period end for financial
reporting purposes, and as such, the net
asset values for shareholder
transactions and the returns based on
those net asset values may differ from
the net asset values and returns
reported in the Financial Highlights.

Additionally, the returns and net asset
values shown throughout this report are
at the Fund level only and do not
include variable product issuer charges.
If such charges were included, the total returns would be lower.

==================================================================================================================================

                                                            [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Fund data from 12/30/94, index data from 12/31/94

  Date                  AIM V.I. Utilities Fund-Series I Shares            S&P 500 Index                Lipper Utility Funds Index
----------------------------------------------------------------------------------------------------------------------------------
12/30/94                               $10000
   12/94                                10000                                 $10000                                $10000
    1/95                                10040                                  10259                                 10360
    2/95                                10090                                  10659                                 10456
    3/95                                10090                                  10973                                 10447
    4/95                                10100                                  11295                                 10676
    5/95                                10120                                  11746                                 11101
    6/95                                10110                                  12019                                 11131
    7/95                                10110                                  12417                                 11273
    8/95                                10131                                  12448                                 11404
    9/95                                10180                                  12973                                 11900
   10/95                                10240                                  12927                                 11998
   11/95                                10601                                  13493                                 12231
   12/95                                10909                                  13753                                 12711
    1/96                                10969                                  14221                                 12936
    2/96                                10889                                  14353                                 12726
    3/96                                11050                                  14491                                 12662
    4/96                                11453                                  14705                                 12688
    5/96                                11644                                  15083                                 12758
    6/96                                11815                                  15141                                 13122
    7/96                                11362                                  14472                                 12526
    8/96                                11514                                  14778                                 12705
    9/96                                11634                                  15609                                 12826
   10/96                                11977                                  16039                                 13268
   11/96                                12329                                  17251                                 13776
   12/96                                12302                                  16909                                 13897
    1/97                                12405                                  17965                                 14161
    2/97                                12343                                  18106                                 14188
    3/97                                11942                                  17363                                 13761
    4/97                                12024                                  18399                                 13886
    5/97                                12590                                  19524                                 14539
    6/97                                13095                                  20392                                 14984
    7/97                                13280                                  22014                                 15359
    8/97                                12961                                  20782                                 14880
    9/97                                13754                                  21919                                 15739
   10/97                                13754                                  21188                                 15604
   11/97                                14547                                  22168                                 16617
   12/97                                15182                                  22548                                 17470
    1/98                                15372                                  22798                                 17382
    2/98                                16015                                  24441                                 17893
    3/98                                17185                                  25691                                 19202
    4/98                                16795                                  25955                                 18801
    5/98                                16711                                  25509                                 18541
    6/98                                17059                                  26544                                 18906
    7/98                                17016                                  26264                                 18650
    8/98                                15214                                  22469                                 17437
    9/98                                16258                                  23910                                 18712
   10/98                                17102                                  25852                                 19151
   11/98                                17671                                  27418                                 19637
   12/98                                19051                                  28997                                 20684
    1/99                                19522                                  30209                                 20590
    2/99                                19276                                  29270                                 19935
    3/99                                19480                                  30441                                 19914
    4/99                                20445                                  31620                                 21240
    5/99                                20960                                  30874                                 21784
    6/99                                21270                                  32583                                 22085
    7/99                                21227                                  31570                                 22026
    8/99                                20264                                  31414                                 21380
    9/99                                20436                                  30554                                 21335
   10/99                                21153                                  32486                                 22460
   11/99                                21432                                  33147                                 22613
   12/99                                22699                                  35096                                 23690
    1/00                                23997                                  33333                                 24127
    2/00                                25092                                  32703                                 24197
    3/00                                25925                                  35900                                 25372
    4/00                                24333                                  34820                                 24359
    5/00                                23498                                  34106                                 24106
    6/00                                23672                                  34946                                 24078
    7/00                                23163                                  34400                                 23968
    8/00                                24593                                  36536                                 25659
    9/00                                25166                                  34608                                 26485
   10/00                                24257                                  34461                                 25790
   11/00                                22166                                  31746                                 24440
   12/00                                23895                                  31902                                 25721
===================================================================================================================================
                                                                                                                 Source: Lipper Inc.

===================================================================================================================================
                                                      [MOUNTAIN CHART]
    1/01                                23417                                  33033                                 25068
    2/01                                22759                                  30023                                 24548
    3/01                                21999                                  28122                                 24024
    4/01                                23541                                  30306                                 25352
    5/01                                22077                                  30509                                 24798
    6/01                                19955                                  29767                                 23249
    7/01                                18798                                  29473                                 22522
    8/01                                17640                                  27630                                 21719
    9/01                                15643                                  25399                                 20392
   10/01                                15892                                  25884                                 19927
   11/01                                16065                                  27869                                 19823
   12/01                                16147                                  28113                                 20231
    1/02                                14954                                  27703                                 19154
    2/02                                14438                                  27169                                 18618
    3/02                                15343                                  28191                                 19792
    4/02                                14930                                  26482                                 19024
    5/02                                14335                                  26288                                 18418
    6/02                                13681                                  24416                                 17233
    7/02                                12545                                  22513                                 15391
    8/02                                12729                                  22661                                 15727
    9/02                                11822                                  20200                                 14295
   10/02                                12373                                  21976                                 14920
   11/02                                12591                                  23268                                 15496
   12/02                                12864                                  21902                                 15638
    1/03                                12427                                  21330                                 15168
    2/03                                12081                                  21009                                 14658
    3/03                                12289                                  21212                                 14983
    4/03                                12866                                  22959                                 16004
    5/03                                13995                                  24167                                 17327
    6/03                                14076                                  24476                                 17562
    7/03                                13430                                  24908                                 16934
    8/03                                13569                                  25393                                 17000
    9/03                                13938                                  25124                                 17339
   10/03                                14099                                  26544                                 17755
   11/03                                14273                                  26778                                 17942
   12/03                                15113                                  28181                                 19012
    1/04                                15230                                  28698                                 19413
    2/04                                15568                                  29097                                 19820
    3/04                                15498                                  28658                                 19818
    4/04                                15120                                  28209                                 19350
    5/04                                15251                                  28595                                 19422
    6/04                                15515                                  29151                                 19817
    7/04                                15779                                  28186                                 19994
    8/04                                16162                                  28299                                 20516
    9/04                                16557                                  28606                                 20981
   10/04                                17214                                  29043                                 21832
   11/04                                18255                                  30217                                 22852
   12/04                                18673                                  31245                                 23555
    1/05                                18662                                  30484                                 23559
    2/05                                19237                                  31125                                 24154
    3/05                                19248                                  30574                                 24192
    4/05                                19393                                  29995                                 24390
    5/05                                19703                                  30948                                 24804
    6/05                                20611                                  30993                                 25946
    7/05                                21388                                  32145                                 26744
    8/05                                22058                                  31852                                 27183
    9/05                                23026                                  32109                                 28071
   10/05                                21543                                  31574                                 26646
   11/05                                21520                                  32767                                 26901
   12/05                                21817                                  32778                                 27089
    1/06                                22685                                  33646                                 28191
    2/06                                22832                                  33737                                 28417
    3/06                                22294                                  34157                                 28068
    4/06                                22697                                  34616                                 28563
    5/06                                22942                                  33620                                 28581
    6/06                                23493                                  33665                                 29154
    7/06                                24569                                  33873                                 30389
    8/06                                25242                                  34677                                 31091
    9/06                                24863                                  35570                                 31047
   10/06                                26014                                  36729                                 32586
   11/06                                26993                                  37426                                 33788
   12/06                                27370                                  37951                                 34373
===================================================================================================================================

                                                                                                             AIM V.I. UTILITIES FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                    ACTUAL EXPENSES                            cumulative total returns at net asset
                                                                                      value after expenses for the six months
As a shareholder of the Fund, you incur    The table below provides information       ended December 31, 2006, appear in the
ongoing costs, including management        about actual account values and actual     table "Cumulative Total Returns" on page 4.
fees; distribution and/or service          expenses. You may use the information in
(12b-1) fees; and other Fund expenses.     this table, together with the amount you         The hypothetical account values
This example is intended to help you       invested, to estimate the expenses that    and expenses may not be used to estimate
understand your ongoing costs (in          you paid over the period. Simply divide    the actual ending account balance or
dollars) of investing in the Fund and to   your account value by $1,000 (for          expenses you paid for the period. You
compare these costs with ongoing costs     example, an $8,600 account value divided   may use this information to compare the
of investing in other mutual funds. The    by $1,000 = 8.6), then multiply the        ongoing costs of investing in the Fund
example is based on an investment of       result by the number in the table under    and other funds. To do so, compare this
$1,000 invested at the beginning of the    the heading entitled "Actual Expenses      5% hypothetical example with the 5%
period and held for the entire period      Paid During Period" to estimate the        hypothetical examples that appear in the
July 1, 2006, through December 31, 2006.   expenses you paid on your account during   shareholder reports of the other funds.
                                           this period.
      The actual and hypothetical                                                           Please note that the expenses
expenses in the examples below do not      HYPOTHETICAL EXAMPLE FOR COMPARISON        shown in the table are meant to
represent the effect of any fees or        PURPOSES                                   highlight your ongoing costs. Therefore,
other expenses assessed in connection                                                 the hypothetical information is useful
with a variable product; if they did,      The table below also provides              in comparing ongoing costs, and will not
the expenses shown would be higher while   information about hypothetical account     help you determine the relative total
the ending account values shown would be   values and hypothetical expenses based     costs of owning different funds.
lower.                                     on the Fund's actual expense ratio and
                                           an assumed rate of return of 5% per year
                                           before expenses, which is not the Fund's
                                           actual return. The Fund's actual
===================================================================================================================================

                                               ACTUAL                              HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE EXPENSES)
                 BEGINNING           ENDING           EXPENSES           ENDING              EXPENSES        ANNUALIZED
  SHARE        ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE         PAID DURING       EXPENSE
  CLASS          (7/1/06)         (12/31/06)(1)       PERIOD(2)        (12/31/06)            PERIOD(2)         RATIO
-----------------------------------------------------------------------------------------------------------------------------------
Series I       $ 1,000.00         $ 1,165.10           $ 5.08         $ 1,020.52              $ 4.74            0.93%
Series II        1,000.00           1,164.00             6.44           1,019.26                6.01            1.18
===================================================================================================================================

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 4.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

                                                                                                             AIM V.I. UTILITIES FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees of AIM Variable      - The nature and extent of the advisory    taking account of all of the other
Insurance Funds (the "Board") oversees     services to be provided by AIM. The        factors that the Board considered in
the management of AIM V.I. Utilities       Board reviewed the services to be          determining whether to continue the
Fund (the "Fund") and, as required by      provided by AIM under the Advisory         Advisory Agreement for the Fund, the
law, determines annually whether to        Agreement. Based on such review, the       Board concluded that no changes should
approve the continuance of the Fund's      Board concluded that the range of          be made to the Fund and that it was not
advisory agreement with A I M Advisors,    services to be provided by AIM under the   necessary to change the Fund's portfolio
Inc. ("AIM"). Based upon the               Advisory Agreement was appropriate and     management team at this time. Although
recommendation of the Investments          that AIM currently is providing services   the independent written evaluation of
Committee of the Board, at a meeting       in accordance with the terms of the        the Fund's Senior Officer (discussed
held on June 27, 2006, the Board,          Advisory Agreement.                        below) only considered Fund performance
including all of the independent                                                      through the most recent calendar year,
trustees, approved the continuance of      - The quality of services to be provided   the Board also reviewed more recent Fund
the advisory agreement (the "Advisory      by AIM. The Board reviewed the             performance, which did not change their
Agreement") between the Fund and AIM for   credentials and experience of the          conclusions.
another year, effective July 1, 2006.      officers and employees of AIM who will
                                           provide investment advisory services to    - Meetings with the Fund's portfolio
      The Board considered the factors     the Fund. In reviewing the                 managers and investment personnel. With
discussed below in evaluating the          qualifications of AIM to provide           respect to the Fund, the Board is
fairness and reasonableness of the         investment advisory services, the Board    meeting periodically with such Fund's
Advisory Agreement at the meeting on       considered such issues as AIM's            portfolio managers and/or other
June 27, 2006 and as part of the Board's   portfolio and product review process,      investment personnel and believes that
ongoing oversight of the Fund. In their    various back office support functions      such individuals are competent and able
deliberations, the Board and the           provided by AIM and AIM's equity and       to continue to carry out their
independent trustees did not identify      fixed income trading operations. Based     responsibilities under the Advisory
any particular factor that was             on the review of these and other           Agreement.
controlling, and each trustee attributed   factors, the Board concluded that the
different weights to the various           quality of services to be provided by      - Overall performance of AIM. The Board
factors.                                   AIM was appropriate and that AIM           considered the overall performance of
                                           currently is providing satisfactory        AIM in providing investment advisory and
      One responsibility of the            services in accordance with the terms of   portfolio administrative services to the
independent Senior Officer of the Fund     the Advisory Agreement.                    Fund and concluded that such performance
is to manage the process by which the                                                 was satisfactory.
Fund's proposed management fees are        - The performance of the Fund relative
negotiated to ensure that they are         to comparable funds. The Board reviewed    - Fees relative to those of clients of
negotiated in a manner which is at arms'   the performance of the Fund during the     AIM with comparable investment
length and reasonable. To that end, the    past one, three and five calendar years    strategies. The Board reviewed the
Senior Officer must either supervise a     against the performance of funds advised   effective advisory fee rate (before
competitive bidding process or prepare     by other advisors with investment          waivers) for the Fund under the Advisory
an independent written evaluation. The     strategies comparable to those of the      Agreement. The Board noted that this
Senior Officer has recommended an          Fund. The Board noted that the Fund's      rate was below the effective advisory
independent written evaluation in lieu     performance was above the median           fee rate (before waivers) for one mutual
of a competitive bidding process and,      performance of such comparable funds for   fund advised by AIM with investment
upon the direction of the Board, has       the one year period and below such         strategies comparable to those of the
prepared such an independent written       median performance for the three and       Fund. The Board noted that AIM has
evaluation. Such written evaluation also   five year periods. The Board also noted    agreed to limit the Fund's total
considered certain of the factors          that AIM began serving as investment       operating expenses, as discussed below.
discussed below. In addition, as           advisor to the Fund in April 2004. Based   Based on this review, the Board
discussed below, the Senior Officer made   on this review and after taking account    concluded that the advisory fee rate for
a recommendation to the Board in           of all of the other factors that the       the Fund under the Advisory Agreement
connection with such written evaluation.   Board considered in determining whether    was fair and reasonable.
                                           to continue the Advisory Agreement for
      The discussion below serves as a     the Fund, the Board concluded that no      - Fees relative to those of comparable
summary of the Senior Officer's            changes should be made to the Fund and     funds with other advisors. The Board
independent written evaluation and         that it was not necessary to change the    reviewed the advisory fee rate for the
recommendation to the Board in             Fund's portfolio management team at this   Fund under the Advisory Agreement. The
connection therewith, as well as a         time. Although the independent written     Board compared effective contractual
discussion of the material factors and     evaluation of the Fund's Senior Officer    advisory fee rates at a common asset
the conclusions with respect thereto       (discussed below) only considered Fund     level at the end of the past calendar
that formed the basis for the Board's      performance through the most recent        year and noted that the Fund's rate was
approval of the Advisory Agreement.        calendar year, the Board also reviewed     below the median rate of the funds
After consideration of all of the          more recent Fund performance, which did    advised by other advisors with
factors below and based on its informed    not change their conclusions.              investment strategies comparable to
business judgment, the Board determined                                               those of the Fund that the Board
that the Advisory Agreement is in the      - The performance of the Fund relative     reviewed. The Board noted that AIM has
best interests of the Fund and its         to indices. The Board reviewed the         agreed to limit the Fund's total
shareholders and that the compensation     performance of the Fund during the past    operating expenses, as discussed below.
to AIM under the Advisory Agreement is     one, three and five calendar years         Based on this review, the Board
fair and reasonable and would have been    against the performance of the Lipper      concluded that the advisory fee rate for
obtained through arm's length              Variable Underlying Fund Utility Index.    the Fund under the Advisory Agreement
negotiations.                              The Board noted that the Fund's            was fair and reasonable.
                                           performance was above the performance of
      Unless otherwise stated,             such Index for the one year period,
information presented below is as of       comparable to such Index for the three
June 27, 2006 and does not reflect any     year period, and below such Index for
changes that may have occurred since       the five year period. The Board also
June 27, 2006, including but not limited   noted that AIM began serving as
to changes to the Fund's performance,      investment advisor to the Fund in April
advisory fees, expense limitations         2004. Based on this review and after
and/or fee waivers.

                                                                                                                         (continued)

                                                                                                             AIM V.I. UTILITIES FUND

- Expense limitations and fee waivers.     money market funds, AIM has voluntarily    concluded that such arrangements were
The Board noted that AIM has               agreed to waive a portion of the           appropriate.
contractually agreed to waive fees         advisory fees it receives from the Fund
and/or limit expenses of the Fund          attributable to such investment. The       - AIM's financial soundness in light of
through April 30, 2008 in an amount        Board further determined that the          the Fund's needs. The Board considered
necessary to limit total annual            proposed securities lending program and    whether AIM is financially sound and has
operating expenses to a specified          related procedures with respect to the     the resources necessary to perform its
percentage of average daily net assets     lending Fund is in the best interests of   obligations under the Advisory
for each class of the Fund. The Board      the lending Fund and its respective        Agreement, and concluded that AIM has
considered the contractual nature of       shareholders. The Board therefore          the financial resources necessary to
this fee waiver/expense limitation and     concluded that the investment of cash      fulfill its obligations under the
noted that it remains in effect until      collateral received in connection with     Advisory Agreement.
April 30, 2008. The Board considered the   the securities lending program in the
effect this fee waiver/expense             money market funds according to the        - Historical relationship between the
limitation would have on the Fund's        procedures is in the best interests of     Fund and AIM. In determining whether to
estimated expenses and concluded that      the lending Fund and its respective        continue the Advisory Agreement for the
the levels of fee waivers/expense          shareholders.                              Fund, the Board also considered the
limitations for the Fund were fair and                                                prior relationship between AIM and the
reasonable.                                - Independent written evaluation and       Fund, as well as the Board's knowledge
                                           recommendations of the Fund's Senior       of AIM's operations, and concluded that
- Breakpoints and economies of scale.      Officer. The Board noted that, upon        it was beneficial to maintain the
The Board reviewed the structure of the    their direction, the Senior Officer of     current relationship, in part, because
Fund's advisory fee under the Advisory     the Fund, who is independent of AIM and    of such knowledge. The Board also
Agreement, noting that it does not         AIM's affiliates, had prepared an          reviewed the general nature of the
include any breakpoints. The Board         independent written evaluation in order    non-investment advisory services
considered whether it would be             to assist the Board in determining the     currently performed by AIM and its
appropriate to add advisory fee            reasonableness of the proposed             affiliates, such as administrative,
breakpoints for the Fund or whether, due   management fees of the AIM Funds,          transfer agency and distribution
to the nature of the Fund and the          including the Fund. The Board noted that   services, and the fees received by AIM
advisory fee structures of comparable      the Senior Officer's written evaluation    and its affiliates for performing such
funds, it was reasonable to structure      had been relied upon by the Board in       services. In addition to reviewing such
the advisory fee without breakpoints.      this regard in lieu of a competitive       services, the trustees also considered
Based on this review, the Board            bidding process. In determining whether    the organizational structure employed by
concluded that it was not necessary to     to continue the Advisory Agreement for     AIM and its affiliates to provide those
add advisory fee breakpoints to the        the Fund, the Board considered the         services. Based on the review of these
Fund's advisory fee schedule. The Board    Senior Officer's written evaluation.       and other factors, the Board concluded
reviewed the level of the Fund's                                                      that AIM and its affiliates were
advisory fees, and noted that such fees,   - Profitability of AIM and its             qualified to continue to provide
as a percentage of the Fund's net          affiliates. The Board reviewed             non-investment advisory services to the
assets, would remain constant under the    information concerning the profitability   Fund, including administrative, transfer
Advisory Agreement because the Advisory    of AIM's (and its affiliates')             agency and distribution services, and
Agreement does not include any             investment advisory and other activities   that AIM and its affiliates currently
breakpoints. The Board concluded that      and its financial condition. The Board     are providing satisfactory
the Fund's fee levels under the Advisory   considered the overall profitability of    non-investment advisory services.
Agreement therefore would not reflect      AIM, as well as the profitability of AIM
economies of scale, although the           in connection with managing the Fund.      - Other factors and current trends. The
advisory fee waiver reflects economies     The Board noted that AIM's operations      Board considered the steps that AIM and
of scale.                                  remain profitable, although increased      its affiliates have taken over the last
                                           expenses in recent years have reduced      several years, and continue to take, in
- Investments in affiliated money market   AIM's profitability. Based on the review   order to improve the quality and
funds. The Board also took into account    of the profitability of AIM's and its      efficiency of the services they provide
the fact that uninvested cash and cash     affiliates' investment advisory and        to the Funds in the areas of investment
collateral from securities lending         other activities and its financial         performance, product line
arrangements, if any (collectively,        condition, the Board concluded that the    diversification, distribution, fund
"cash balances") of the Fund may be        compensation to be paid by the Fund to     operations, shareholder services and
invested in money market funds advised     AIM under its Advisory Agreement was not   compliance. The Board concluded that
by AIM pursuant to the terms of an SEC     excessive.                                 these steps taken by AIM have improved,
exemptive order. The Board found that                                                 and are likely to continue to improve,
the Fund may realize certain benefits      - Benefits of soft dollars to AIM. The     the quality and efficiency of the
upon investing cash balances in AIM        Board considered the benefits realized     services AIM and its affiliates provide
advised money market funds, including a    by AIM as a result of brokerage            to the Fund in each of these areas, and
higher net return, increased liquidity,    transactions executed through "soft        support the Board's approval of the
increased diversification or decreased     dollar" arrangements. Under these          continuance of the Advisory Agreement
transaction costs. The Board also found    arrangements, brokerage commissions paid   for the Fund.
that the Fund will not receive reduced     by the Fund and/or other funds advised
services if it invests its cash balances   by AIM are used to pay for research and
in such money market funds. The Board      execution services. This research may be
noted that, to the extent the Fund         used by AIM in making investment
invests uninvested cash in affiliated      decisions for the Fund. The Board

AIM V.I. Utilities Fund

SCHEDULE OF INVESTMENTS

December 31, 2006


                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS-94.97%

ELECTRIC UTILITIES-29.80%

E.ON A.G. (Germany)(a)                            25,000   $  3,392,336
-----------------------------------------------------------------------
Edison International                             125,000      5,685,000
-----------------------------------------------------------------------
Enel S.p.A. (Italy)(a)                           198,000      2,038,958
-----------------------------------------------------------------------
Entergy Corp.                                     64,000      5,908,480
-----------------------------------------------------------------------
Exelon Corp.                                     107,000      6,622,230
-----------------------------------------------------------------------
FirstEnergy Corp.                                 73,000      4,401,900
-----------------------------------------------------------------------
FPL Group, Inc.                                  105,000      5,714,100
-----------------------------------------------------------------------
PPL Corp.                                        117,000      4,193,280
-----------------------------------------------------------------------
Southern Co.                                      95,000      3,501,700
-----------------------------------------------------------------------
Westar Energy, Inc.                               28,000        726,880
=======================================================================
                                                             42,184,864
=======================================================================

GAS UTILITIES-8.26%

AGL Resources Inc.                                81,000      3,151,710
-----------------------------------------------------------------------
Equitable Resources, Inc.                         91,000      3,799,250
-----------------------------------------------------------------------
Questar Corp.                                     57,000      4,733,850
=======================================================================
                                                             11,684,810
=======================================================================

INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS-10.98%

Constellation Energy Group                        30,000      2,066,100
-----------------------------------------------------------------------
NRG Energy, Inc.(b)                              110,000      6,161,100
-----------------------------------------------------------------------
TXU Corp.                                        135,000      7,318,350
=======================================================================
                                                             15,545,550
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-11.24%

Alaska Communications Systems Group Inc.         173,000      2,627,870
-----------------------------------------------------------------------
AT&T Inc.                                        207,000      7,400,250
-----------------------------------------------------------------------
Verizon Communications Inc.                      158,000      5,883,920
=======================================================================
                                                             15,912,040
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------


MULTI-UTILITIES-26.72%

Ameren Corp.                                      63,000   $  3,384,990
-----------------------------------------------------------------------
Dominion Resources, Inc.                          52,000      4,359,680
-----------------------------------------------------------------------
Duke Energy Corp.                                210,000      6,974,100
-----------------------------------------------------------------------
National Grid PLC (United Kingdom)(a)            118,000      1,710,116
-----------------------------------------------------------------------
OGE Energy Corp.                                  30,000      1,200,000
-----------------------------------------------------------------------
PG&E Corp.                                       111,000      5,253,630
-----------------------------------------------------------------------
PNM Resources Inc.                                29,842        928,086
-----------------------------------------------------------------------
Public Service Enterprise Group Inc.              23,000      1,526,740
-----------------------------------------------------------------------
SCANA Corp.                                       28,000      1,137,360
-----------------------------------------------------------------------
Sempra Energy                                    109,000      6,108,360
-----------------------------------------------------------------------
Veolia Environnement (France)(a)                  68,000      5,242,117
=======================================================================
                                                             37,825,179
=======================================================================

OIL & GAS STORAGE & TRANSPORTATION-6.39%

El Paso Corp.                                    226,000      3,453,280
-----------------------------------------------------------------------
Williams Cos., Inc. (The)                        214,000      5,589,680
=======================================================================
                                                              9,042,960
=======================================================================

WATER UTILITIES-1.58%

Aqua America Inc.                                 98,000      2,232,440
=======================================================================
    Total Common Stocks (Cost $94,616,530)                  134,427,843
=======================================================================

MONEY MARKET FUNDS-5.04%

Liquid Assets Portfolio-Institutional
  Class(c)                                     3,563,271      3,563,271
-----------------------------------------------------------------------
Premier Portfolio-Institutional Class(c)       3,563,271      3,563,271
=======================================================================
    Total Money Market Funds (Cost
      $7,126,542)                                             7,126,542
=======================================================================
TOTAL INVESTMENTS-100.01% (Cost $101,743,072)               141,554,385
=======================================================================
OTHER ASSETS LESS LIABILITIES-(0.01)%                           (13,049)
=======================================================================
NET ASSETS-100.00%                                         $141,541,336
_______________________________________________________________________
=======================================================================

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2006 was $12,383,527, which represented 8.75% of the Fund's Net Assets. See Note 1A.
(b) Non-income producing security.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Utilities Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:

Investments, at value (cost $94,616,530)         $134,427,843
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $7,126,542)                                 7,126,542
=============================================================
    Total investments (cost $101,743,072)         141,554,385
=============================================================
Receivables for:
  Investments sold                                     17,252
-------------------------------------------------------------
  Fund shares sold                                     20,997
-------------------------------------------------------------
  Dividends                                           378,274
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 52,420
-------------------------------------------------------------
Other assets                                            3,641
=============================================================
    Total assets                                  142,026,969
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                              276,026
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              59,057
-------------------------------------------------------------
  Fund expenses advanced                                5,530
-------------------------------------------------------------
Accrued administrative services fees                  111,653
-------------------------------------------------------------
Accrued distribution fees -- Series II                  1,470
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              3,636
-------------------------------------------------------------
Accrued transfer agent fees                             1,526
-------------------------------------------------------------
Accrued operating expenses                             26,735
=============================================================
    Total liabilities                                 485,633
=============================================================
Net assets applicable to shares outstanding      $141,541,336
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $ 94,315,500
-------------------------------------------------------------
Undistributed net investment income                 2,828,242
-------------------------------------------------------------
Undistributed net realized gain from investment
  securities and foreign currencies                 4,583,579
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies                39,814,015
=============================================================
                                                 $141,541,336
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $139,079,690
_____________________________________________________________
=============================================================
Series II                                        $  2,461,646
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            6,549,957
_____________________________________________________________
=============================================================
Series II                                             116,581
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      21.23
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      21.12
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2006

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of
  $88,409)                                       $ 3,862,928
------------------------------------------------------------
Dividends from affiliated money market funds         169,732
============================================================
    Total investment income                        4,032,660
============================================================

EXPENSES:

Advisory fees                                        726,202
------------------------------------------------------------
Administrative services fees                         322,038
------------------------------------------------------------
Custodian fees                                        17,159
------------------------------------------------------------
Distribution fees -- Series II                         4,225
------------------------------------------------------------
Transfer agent fees                                   18,163
------------------------------------------------------------
Trustees' and officer's fees and benefits             18,289
------------------------------------------------------------
Other                                                 55,084
============================================================
    Total expenses                                 1,161,160
============================================================
Less: Fees waived and expense offset
  arrangements                                       (31,861)
============================================================
    Net expenses                                   1,129,299
============================================================
Net investment income                              2,903,361
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities (includes net gains
    from securities sold to affiliates of
    $1,408)                                        8,839,326
------------------------------------------------------------
  Foreign currencies                                 (29,301)
============================================================
                                                   8,810,025
============================================================
Change in net unrealized appreciation of:
  Investment securities                           16,332,103
------------------------------------------------------------
  Foreign currencies                                   6,419
============================================================
                                                  16,338,522
============================================================
Net gain from investment securities and foreign
  currencies                                      25,148,547
============================================================
Net increase in net assets resulting from
  operations                                     $28,051,908
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Utilities Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2006 and 2005

                                                                  2006            2005
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  2,903,361    $  4,326,573
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                   8,810,025      33,099,707
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                16,338,522      (3,902,530)
==========================================================================================
    Net increase in net assets resulting from operations        28,051,908      33,523,750
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (4,313,053)     (2,617,447)
------------------------------------------------------------------------------------------
  Series II                                                        (75,912)        (17,260)
==========================================================================================
    Total distributions from net investment income              (4,388,965)     (2,634,707)
==========================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                      (2,662,863)             --
------------------------------------------------------------------------------------------
  Series II                                                        (47,944)             --
==========================================================================================
    Total distributions from net realized gains                 (2,710,807)             --
==========================================================================================
    Decrease in net assets resulting from distributions         (7,099,772)     (2,634,707)
==========================================================================================
Share transactions-net:
  Series I                                                       4,313,312     (76,258,358)
------------------------------------------------------------------------------------------
  Series II                                                      1,371,296         118,284
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                          5,684,608     (76,140,074)
==========================================================================================
    Net increase (decrease) in net assets                       26,636,744     (45,251,031)
==========================================================================================

NET ASSETS:

  Beginning of year                                            114,904,592     160,155,623
==========================================================================================
  End of year (including undistributed net investment income
    of $2,828,242 and $4,337,557, respectively)               $141,541,336    $114,904,592
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Utilities Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to seek capital growth and current income.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue,

AIM V.I. Utilities Fund

     coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held.

AIM V.I. Utilities Fund

     The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

J. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.60% of the Fund's average daily net assets.

    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 0.93% and Series II shares to 1.18% of average daily net assets, through at least April 30, 2008. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2006, AIM waived advisory fees of $29,683.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2006, AMVESCAP did not reimburse any such expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. The Fund may reimburse AIM for up to 0.25% of average daily assets invested by each insurance company providing administrative services to the Fund. Pursuant to such agreement, for the year ended December 31, 2006, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $272,038 for services provided by insurance companies.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with AIM Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2006, expenses incurred under the Plan are shown in the Statement of Operations as distribution fees.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

AIM V.I. Utilities Fund

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2006.

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      12/31/06        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $       --       $15,909,195       $(12,345,924)         $   --         $3,563,271      $ 60,254       $   --
----------------------------------------------------------------------------------------------------------------------------------
Premier
  Portfolio-
  Institutional
  Class            5,216,837        34,587,309        (36,240,875)             --          3,563,271       109,478           --
==================================================================================================================================
  Total
    Investments
    in
    Affiliates    $5,216,837       $50,496,504       $(48,586,799)         $   --         $7,126,542      $169,732       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2006, the Fund engaged in securities sales of $39,151, which resulted in net realized gains of $1,408.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) custodian credits which result from periodic overnight cash balances at the custodian and (ii) a one custodian fee credit to be used to offset future custodian fees. For the year ended December 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $2,178.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2006, the Fund paid legal fees of $4,186 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

AIM V.I. Utilities Fund

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2006 and 2005 was as follows:

                                                                 2006          2005
--------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                             $4,388,965    $2,634,707
--------------------------------------------------------------------------------------
  Long-term capital gain                                       2,710,807            --
======================================================================================
    Total distributions                                       $7,099,772    $2,634,707
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2006, the components of net assets on a tax basis were as follows:

                                                                    2006
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  3,758,297
----------------------------------------------------------------------------
Undistributed long-term gain                                       6,592,190
----------------------------------------------------------------------------
Unrealized appreciation -- investments                            39,684,042
----------------------------------------------------------------------------
Temporary book/tax differences                                       (49,765)
----------------------------------------------------------------------------
Capital loss carryforward                                         (2,758,928)
----------------------------------------------------------------------------
Shares of beneficial interest                                     94,315,500
============================================================================
  Total net assets                                              $141,541,336
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis net unrealized appreciation on investments amount includes appreciation on foreign currencies of $2,702.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2006 to utilizing $919,643 of capital loss carryforward in the fiscal year ended December 31, 2007.

    The Fund utilized $919,643 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2006 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                                 2,758,928
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2006 was $44,520,375 and $46,708,646, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $39,681,340
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                --
===============================================================================
Net unrealized appreciation of investment securities               $39,681,340
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $101,873,045.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of defaulted bond and foreign currency transactions, on December 31, 2006, undistributed net investment income was decreased by $23,711 and undistributed net realized gain was increased by $23,711. This reclassification had no effect on the net assets of the Fund.

AIM V.I. Utilities Fund

NOTE 11--SHARE INFORMATION

                                             CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                                       2006(A)                          2005
                                                              --------------------------    ----------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     2,859,050    $ 55,911,823      6,323,063    $ 104,776,537
------------------------------------------------------------------------------------------------------------------------
  Series II                                                       71,923       1,371,458         42,862          681,910
========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       329,053       6,975,916        144,530        2,617,447
------------------------------------------------------------------------------------------------------------------------
  Series II                                                        5,876         123,856            956           17,260
========================================================================================================================
Reacquired:
  Series I                                                    (3,038,761)    (58,574,427)   (10,289,904)    (183,652,342)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                       (6,299)       (124,018)       (37,379)        (580,886)
========================================================================================================================
                                                                 220,842    $  5,684,608     (3,815,872)   $ (76,140,074)
________________________________________________________________________________________________________________________
========================================================================================================================

(a) There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 57% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and currently intends for the Fund to adopt FIN 48 provisions during the fiscal year ending December 31, 2007.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      SERIES I
                                                              ---------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------
                                                                2006           2005        2004       2003       2002
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  17.83       $  15.61    $  12.95    $ 11.16    $ 14.08
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.47(a)        0.42(a)     0.42(a)    0.33(a)    0.19
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   4.06           2.21        2.57       1.60      (3.05)
=======================================================================================================================
    Total from investment operations                              4.53           2.63        2.99       1.93      (2.86)
=======================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.70)         (0.41)      (0.33)     (0.14)     (0.06)
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.43)            --          --         --         --
=======================================================================================================================
    Total distributions                                          (1.13)         (0.41)      (0.33)     (0.14)     (0.06)
=======================================================================================================================
Net asset value, end of period                                $  21.23       $  17.83    $  15.61    $ 12.95    $ 11.16
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                  25.46%         16.83%      23.65%     17.38%    (20.32)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $139,080       $114,104    $159,554    $62,510    $31,204
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.93%(c)       0.93%       1.01%      1.08%      1.15%
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.96%(c)       0.96%       1.01%      1.08%      1.15%
=======================================================================================================================
Ratio of net investment income to average net assets              2.40%(c)       2.49%       3.09%      2.84%      2.59%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                             38%            49%         52%        58%       102%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $119,343,568.

AIM V.I. Utilities Fund

                                                                            SERIES II
                                                              -------------------------------------
                                                                                     APRIL 30, 2004
                                                                  YEAR ENDED          (DATE SALES
                                                                 DECEMBER 31,        COMMENCED) TO
                                                              -------------------     DECEMBER 31,
                                                               2006         2005          2004
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $17.76       $15.57        $12.63
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                      0.42         0.38          0.26
---------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        4.06         2.20          2.68
===================================================================================================
    Total from investment operations                            4.48         2.58          2.94
===================================================================================================
Less distributions:
  Dividends from net investment income                         (0.69)       (0.39)           --
---------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.43)          --            --
===================================================================================================
    Total distributions                                        (1.12)       (0.39)           --
===================================================================================================
Net asset value, end of period                                $21.12       $17.76        $15.57
___________________________________________________________________________________________________
===================================================================================================
Total return(b)                                                25.25%       16.55%        23.28%
___________________________________________________________________________________________________
===================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,462       $  801        $  602
___________________________________________________________________________________________________
===================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.18%(c)     1.18%         1.28%(d)
---------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.21%(c)     1.21%         1.28%(d)
===================================================================================================
Ratio of net investment income to average net assets            2.15%(c)     2.24%         2.82%(d)
___________________________________________________________________________________________________
===================================================================================================
Portfolio turnover rate(e)                                        38%          49%           52%
___________________________________________________________________________________________________
===================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $1,690,117.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary

AIM V.I. Utilities Fund
sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing; and

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. Utilities Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Utilities Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Utilities Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 14, 2007
Houston, Texas

AIM V.I. Utilities Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2006:

FEDERAL AND STATE INCOME TAX

       Long-Term Capital Gain Distributions          $2,710,807
       Corporate Dividends Received Deduction*            99.82%


* The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

AIM V.I. Utilities Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993           Director and Chairman, A I M Management    None
   Trustee and Vice Chair                         Group Inc. (financial services holding
                                                  company); Director and Vice Chairman,
                                                  AMVESCAP PLC; Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm) and
                                                  Trustee and Vice Chair of The AIM Family
                                                  of Funds--Registered Trademark--

                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer);
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and President
                                                  and Principal Executive Officer of The
                                                  AIM Family of Funds--Registered
                                                  Trademark--
-------------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954     2006           Director, Chief Executive Officer and      None
   Trustee, President and                         President, A I M Management Group Inc.,
   Principal                                      AIM Mutual Fund Dealer Inc. (registered
   Executive Officer                              broker dealer), AIM Funds Management
                                                  Inc. (registered investment advisor) and
                                                  1371 Preferred Inc. (holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc., INVESCO Funds Group, Inc.
                                                  (registered investment advisor and
                                                  register transfer agent) and AIM GP
                                                  Canada Inc. (general partner for a
                                                  limited partnership); Director, A I M
                                                  Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Director and
                                                  Chairman, AIM Investment Services, Inc.,
                                                  Fund Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); Director, President and
                                                  Chairman, AVZ Callco Inc. (holding
                                                  company); AMVESCAP Inc. (holding
                                                  company) and AIM Canada Holdings Inc.
                                                  (holding company); Director and Chief
                                                  Executive Officer, AIM Trimark Corporate
                                                  Class Inc. (formerly AIM Trimark Global
                                                  Fund Inc.) (corporate mutual fund
                                                  company) and AIM Trimark Canada Fund
                                                  Inc. (corporate mutual fund company);
                                                  Trustee, President and Principal
                                                  Executive Officer of The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); Trustee and
                                                  Executive Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); and Manager,
                                                  Powershares Capital Management LLC

                                                  Formerly: President and Principal
                                                  Executive Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); Chairman, AIM
                                                  Canada Holdings, Inc.; Executive Vice
                                                  President and Chief Operations Officer,
                                                  AIM Funds Management Inc.; President,
                                                  AIM Trimark Global Fund Inc. and AIM
                                                  Trimark Canada Fund Inc.; and Director,
                                                  Trimark Trust (federally regulated
                                                  Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company
                                                  Formerly: Partner, law firm of Baker &     (2 portfolios))
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Founder, Green, Manning & Bunch Ltd.,      None
   Trustee                                        (investment banking firm); and Director,
                                                  Policy Studies, Inc. and Van Gilder
                                                  Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation (property casualty company)

                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and Director of various
                                                  affiliated Volvo companies; and
                                                  Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund
                                                  company); and Owner, Dos Angelos Ranch,    (non-profit)
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)

-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company
                                                                                             (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    Director, Mainstay VP Series
   Trustee                                        Formerly: Partner, Deloitte & Touche       Funds, Inc. (21 portfolios)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. Utilities Fund


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER     PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIP(S)
TRUST                              SINCE          DURING PAST 5 YEARS                       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Senior Vice President and Senior Officer  N/A
   Senior Vice President and                      of The AIM Family of Funds--Registered
   Senior Officer                                 Trademark--
                                                  Formerly: Director of Compliance and
                                                  Assistant General Counsel, ICON
                                                  Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962            2006           Director, Senior Vice President,          N/A
   Senior Vice President, Chief                   Secretary and General Counsel, A I M
   Legal Officer and Secretary                    Management Group Inc. and A I M
                                                  Advisors, Inc.; Director, Vice President
                                                  and Secretary, INVESCO Distributors,
                                                  Inc.; Vice President and Secretary,
                                                  A I M Capital Management, Inc., AIM
                                                  Investment Services, Inc., and Fund
                                                  Management Company; Senior Vice
                                                  President and Secretary, A I M
                                                  Distributors, Inc.; Director and Vice
                                                  President, INVESCO Funds Group Inc.;
                                                  Senior Vice President, Chief Legal
                                                  Officer and Secretary of The AIM Family
                                                  of Funds--Registered Trademark--; and
                                                  Manager, Powershares Capital Management
                                                  LLC

                                                  Formerly: Chief Operating Officer,
                                                  Senior Vice President, General Counsel,
                                                  and Secretary, Liberty Ridge Capital,
                                                  Inc. (an investment adviser); Vice
                                                  President and Secretary, PBHG Funds (an
                                                  investment company); Vice President and
                                                  Secretary, PBHG Insurance Series Fund
                                                  (an investment company); General Counsel
                                                  and Secretary, Pilgrim Baxter Value
                                                  Investors (an investment adviser); Chief
                                                  Operating Officer, General Counsel and
                                                  Secretary, Old Mutual Investment
                                                  Partners (a broker-dealer); General
                                                  Counsel and Secretary, Old Mutual Fund
                                                  Services (an administrator); General
                                                  Counsel and Secretary, Old Mutual
                                                  Shareholder Services (a shareholder
                                                  servicing center); Executive Vice
                                                  President, General Counsel and
                                                  Secretary, Old Mutual Capital, Inc. (an
                                                  investment adviser); and Vice President
                                                  and Secretary, Old Mutual Advisors Funds
                                                  (an investment company)
------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Global Compliance Director, AMVESCAP      N/A
   Vice President                                 PLC; and Vice President of The AIM
                                                  Family of Funds--Registered Trademark--

                                                  Formerly: Senior Vice President, A I M
                                                  Management Group Inc. (financial
                                                  services holding company); Senior Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Advisors, Inc. and The AIM Family
                                                  of Funds--Registered Trademark--; Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Vice President, AIM
                                                  Investment Services, Inc. and Fund
                                                  Management Company; Senior Vice
                                                  President and Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; and Senior Vice President
                                                  and Compliance Director, Delaware
                                                  Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Senior Vice President and General
   Vice President                                 Counsel, AMVESCAP PLC; Director, INVESCO
                                                  Funds Group, Inc.; and Vice President of
                                                  The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Director, Vice President and    N/A
                                                  General Counsel, Fund Management
                                                  Company; Director, Senior Vice
                                                  President, Secretary and General
                                                  Counsel, A I M Management Group Inc. and
                                                  A I M Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Senior Vice President, A I M
                                                  Distributors, Inc.; Vice President,
                                                  A I M Capital Management, Inc. and AIM
                                                  Investment Services, Inc.; Senior Vice
                                                  President, Chief Legal Officer and
                                                  Secretary of The AIM Family of
                                                  Funds--Registered Trademark--; Chief
                                                  Executive Officer and President, INVESCO
                                                  Funds Group, Inc.; and Senior Vice
                                                  President, and General Counsel, Liberty
                                                  Financial Companies, Inc. and Senior
                                                  Vice President and General Counsel
                                                  Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M  N/A
   Vice President, Principal                      Advisors, Inc.; and Vice President,
   Financial Officer and                          Treasurer and Principal Officer of The
   Treasurer                                      AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief           N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc. and Vice President
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, Senior Vice
                                                  President and Senior Investment Officer,
                                                  A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing     N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc. and The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); and
                                                  President and Principal Executive
                                                  Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust Only)
                                                  Formerly: Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only)
------------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967         2005           Anti-Money Laundering Compliance          N/A
   Anti-Money Laundering                          Officer, A I M Advisors, Inc., A I M
   Compliance Officer                             Capital Management, Inc., A I M
                                                  Distributors, Inc., AIM Investment
                                                  Services, Inc., AIM Private Asset
                                                  Management, Inc., Fund Management
                                                  Company and The AIM Family of
                                                  Funds--Registered Trademark--
                                                  Formerly: Manager of the Fraud
                                                  Prevention Department, AIM Investment
                                                  Services, Inc.
------------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958        2006           Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                       Group Inc.; Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc.; and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company

                                                  Formerly: Global Head of Product
                                                  Development, AIG-Global Investment
                                                  Group, Inc.; Chief Compliance Officer
                                                  and Deputy General Counsel,
                                                  AIG-SunAmerica Asset Management; and
                                                  Chief Compliance Officer, Chief
                                                  Operating Officer and Deputy General
                                                  Counsel, American General Investment
                                                  Management
------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            225 Franklin Street
Floor                         1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
Philadelphia, PA 19103-7599   Americas
                              New York, NY 10036-2714

ITEM 2. CODE OF ETHICS.

     As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). The Code was amended in September, 2006, to (i) remove individuals listed in Exhibit A and any references to Exhibit A thus allowing for future flexibility and (ii) remove ambiguities found in the second paragraph of Section III. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

FEES BILLED BY PWC TO THE REGISTRANT

     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                           Percentage of Fees
                                           Billed Applicable                            Percentage of Fees
                                              to Non-Audit                             Billed Applicable to
                     Fees Billed by PWC    Services Provided                            Non-Audit Services
                        for Services      for fiscal year end    Fees Billed by PWC     Provided for fiscal
                       Rendered to the      2006 Pursuant to        for Services           year end 2005
                       Registrant for          Waiver of           Rendered to the      Pursuant to Waiver
                          fiscal              Pre-Approval         Registrant for         of Pre-Approval
                        year end 2006        Requirement(1)     fiscal year end 2005      Requirement(1)
                     ------------------   -------------------   --------------------   --------------------
Audit Fees                $545,011                N/A                 $579,732                 N/A
Audit-Related Fees        $      0                  0%                $      0                   0%
Tax Fees(2)               $108,107                  0%                $108,332                   0%
All Other Fees            $      0                  0%                $      0                   0%
                          --------                                    --------
Total Fees                $653,118                  0%                $687,627                   0%

PWC billed the Registrant aggregate non-audit fees of $108,107 for the fiscal year ended 2006, and $108,332 for the fiscal year ended 2005, for non-audit services rendered to the Registrant.

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Tax Fees for the fiscal year end December 31, 2006 includes fees billed for reviewing tax returns and consultation services. Tax fees for fiscal year end December 31, 2005 includes fees billed for reviewing tax returns.

FEES BILLED BY PWC RELATED TO AIM AND AIM AFFILIATES

     PWC billed A I M Advisors, Inc. ("AIM"), the Registrant's adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("AIM Affiliates") aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

                      Fees Billed by PWC                            Fees Billed by PWC
                         for Non-Audit                                 for Non-Audit
                     Services Rendered to    Percentage of Fees    Services Rendered to     Percentage of Fees
                          AIM and AIM       Billed Applicable to        AIM and AIM        Billed Applicable to
                        Affiliates for       Non-Audit Services       Affiliates for        Non-Audit Services
                     fiscal year end 2006    Provided for fiscal   fiscal year end 2005    Provided for fiscal
                      That Were Required        year end 2006       That Were Required        year end 2005
                      to be Pre-Approved     Pursuant to Waiver     to be Pre-Approved    Pursuant to Waiver of
                      by the Registrant's      of Pre-Approval      by the Registrant's        Pre-Approval
                        Audit Committee        Requirement(1)         Audit Committee         Requirement(1)
                     --------------------   --------------------   --------------------   ---------------------
Audit-Related Fees            $0                     0%                     $0                      0%
Tax Fees                      $0                     0%                     $0                      0%
All Other Fees                $0                     0%                     $0                      0%
                             ---                                           ---
Total Fees(2)                 $0                     0%                     $0                      0%

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2006, and PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2005, for non-audit services rendered to AIM and AIM Affiliates.

     The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining the principal accountant's independence.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                           the AIM Funds (the "Funds")
                         Last Amended September 18, 2006

STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

AUDIT SERVICES

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

NON-AUDIT SERVICES

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

     1. Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

          a. The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

          b. Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

     2. Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

     3.   Document the substance of its discussion with the Audit Committees.

ALL OTHER AUDITOR SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

PROCEDURES

On an annual basis, AIM will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor's independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

     - Bookkeeping or other services related to the accounting records or financial statements of the audit client

     -    Financial information systems design and implementation

     - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

     -    Actuarial services

     -    Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

     -    Management functions

     -    Human resources

     -    Broker-dealer, investment adviser, or investment banking services

     -    Legal services

     -    Expert services unrelated to the audit

     -    Any service or product provided for a contingent fee or a commission

     - Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

     - Tax services for persons in financial reporting oversight roles at the Fund

     - Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

     Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of December 14, 2006, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 14, 2006, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a)(1)   Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)   Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Variable Insurance Funds


By: /s/ PHILIP A. TAYLOR
    ---------------------------------
    Philip A. Taylor
    Principal Executive Officer

Date: February 23, 2007

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ PHILIP A. TAYLOR
    ---------------------------------
    Philip A. Taylor
    Principal Executive Officer

Date: February 23, 2007


By: /s/ SIDNEY M. DILGREN
    ---------------------------------
    Sidney M. Dilgren
    Principal Financial Officer

Date: February 23, 2007

                                  EXHIBIT INDEX


12(a)(1) Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3) Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.